UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490
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Date of fiscal year end: 8/31
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Date of reporting period: 8/31/11
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared seven annual reports to shareholders for the year ended August 31, 2011 for series of John Hancock Funds with August 31 fiscal year end. The first report applies to the Floating Rate Income Fund, the second report applies to the Strategic Income Opportunities Fund, the third report applies to the Natural Resources Fund, the fourth report applies to 8 Lifecycle Portfolios, the fifth report applies to the Alternative Asset Allocation Fund, the sixth report applies to the Emerging Markets Fund and the seventh report applies to 66 of the Registrant’s Funds.

John Hancock
MUTUAL FUNDS

John Hancock
Floating Rate Income Fund

Annual Report
8.31.11

A look at performance

Total returns for the period ended August 31, 2011

									SEC 30-day	SEC 30-day
	Average annual total returns (%)				Cumulative total returns (%)				yield (%)	yield (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)				subsidized	unsubsidized[1]

				Since				Since	as of	as of
	1-year	5-year	10-year	inception[2]	1-year	5-year	10-year	inception[2]	8-31-11	8-31-11

Class A	0.55	—	—	2.97	0.55	—	—	11.34	4.95	4.88

Class B	–1.82	—	—	2.38	–1.82	—	—	8.99	4.39	4.28

Class C	1.96	—	—	3.12	1.96	—	—	11.94	4.36	4.36

Class I3	4.08	—	—	4.22	4.08	—	—	16.39	5.41	5.41

Class 1[3]	4.22	—	—	4.28	4.22	—	—	16.62	5.57	5.57

Class NAV [3]	4.27	—	—	4.34	4.27	—	—	16.87	5.62	5.62

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 3%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I, Class 1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class B and Class C shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class 1	Class NAV
Net (%)	1.20	1.95	1.95	0.81	0.78	0.73
Gross (%)	1.29	2.10	1.99	0.81	0.78	0.73

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

6	Floating Rate Income Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index[5]

Class B	1-2-08	$11,171	$10,899	$11,686

Class C6	1-2-08	11,194	11,194	11,686

Class I [3]	1-2-08	11,639	11,639	11,686

Class 1 [3]	1-2-08	11,662	11,662	11,686

Class NAV [3]	1-2-08	11,687	11,687	11,686

S&P/LSTA Performing Loan Index is a subset of the S&P/LSTA Leveraged Loan Index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated, U.S.-syndicated loans to overseas issuers and excluding those in default.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 Unsubsidized yields reflect what the yields would have been without the effect of reimbursements and waivers.

2 From 1-2-08.

3 For certain types of investors, as described in the Fund’s Class I, Class 1 and Class NAV shares prospectuses.

4 NAV represents net asset value and POP represents public offering price.

5 Since inception returns for the index may begin on the month-end closest to the actual inception date of the Fund.

6 The contingent deferred sales charge, if any, is not applicable.

Annual report | Floating Rate Income Fund	7

Management’s discussion of

Fund performance

By Western Asset Management Company

Bank loans posted positive returns for the 12 months ended August 31, 2011. The bank-loan market rallied broadly over the first eight months of the period, driven largely by improving economic conditions and declining default rates. Bank loans also benefited from growing demand for floating-rate investments as insulation against rising interest rates. Market conditions changed during the last four months of the period, as a combination of weaker economic data, a worsening sovereign debt crisis in Europe and political bickering over the federal debt ceiling weighed on investor confidence and sent investors scurrying into Treasury bonds, even after a first-ever credit downgrade for U.S. debt. As a result, bank loans retreated late in the reporting period but gained just under 3% for the full 12 months.

For the year ended August 31, 2011, John Hancock Floating Rate Income Fund’s Class A shares posted a total return of 3.66% at net asset value. The Fund’s return outpaced its benchmark, the 2.87% return of the S&P/LSTA Performing Loan Index, and the 2.82% average return of the Morningstar, Inc. bank loan category. One factor contributing to the Fund’s outperformance of its benchmark index was favorable security selection. Top performance contributors included specialty chemicals company LyondellBasell Industries NV, radio broadcaster Citadel Broadcasting Corp. and electric utility Texas Competitive Electric Holdings Company LLC. On the downside, the weaker performers in the portfolio included academic publisher Cengage Learning Acquisitions, Inc., marketing firm Visant Corp. and children’s apparel maker Gymboree Corp.

An emphasis on mid- to lower-rated credits in the bank-loan market contributed favorably to performance versus the benchmark index. The Fund held an underweight position in loans rated BB, which underperformed for the 12 months. In addition, the bulk of the Fund’s holdings were loans rated B, and these securities outperformed the index during the reporting period. Sector allocation was a marginally positive contributor to performance, particularly an underweight position in the technology sector.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factor in this Fund’s performance is credit risk. Lower-rated, fixed-income securities have a greater risk of issuers not being able to meet debt obligations, and their value will fluctuate more in response to market conditions.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Floating Rate Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2011 with the same investment held until August 31, 2011.

	Account value	Ending value	Expenses paid during
	on 3-1-11	on 8-31-11	year ended 8-31-11[1]

Class A	$1,000.00	$959.10	$5.93

Class B	1,000.00	955.50	9.61

Class C	1,000.00	954.90	9.41

Class I	1,000.00	960.00	3.95

Class 1	1,000.00	961.10	3.81

Class NAV	1,000.00	961.40	3.56

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Floating Rate Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2011, with the same investment held until August 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 3-1-11	on 8-31-11	year ended 8-31-11[1]

Class A	$1,000.00	$1,019.20	$6.11

Class B	1,000.00	1,015.40	9.91

Class C	1,000.00	1,015.60	9.70

Class I	1,000.00	1,021.20	4.08

Class 1	1,000.00	1,021.30	3.92

Class NAV	1,000.00	1,021.60	3.67

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.95%, 1.91%, 0.80%, 0.77% and 0.72% for Class A, Class B, Class C, Class I, Class 1 and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Floating Rate Income Fund | Annual report

Portfolio summary

Top 10 Issuers (18.0% of Net Assets on 8-31-11)[1,2]

Caesars Entertainment Corp.	2.5%	Reynolds Group Holdings, Ltd.	1.5%

Texas Competitive Electric Holdings		First Data Corp.	1.5%
Company LLC	2.5%
		Del Monte Corp.	1.5%
Univision Communications, Inc.	2.3%
		Michaels Stores, Inc.	1.5%
Community Health Systems, Inc.	1.8%
		Visant Corp.	1.4%
The Neiman Marcus Group, Inc.	1.5%

Sector Composition[2,3]

Consumer Discretionary	29%	Utilities	6%

Health Care	18%	Information Technology	5%

Industrials	10%	Telecommunication Services	5%

Materials	10%	Energy	2%

Financials	8%	Short-Term Investments & Other	1%

Consumer Staples	6%

Quality Composition[2,4]

BBB	2%	Equity	2%

BB	35%	Not Rated	7%

B	47%	Short-Term Investments & Other	1%

CCC & Below	6%

1 Cash and cash equivalents not included in Top 10 Issuers.

2 As a percentage of net assets on 8-31-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

4 Ratings are from Moody’s Investor Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available from these agencies. All are as of 8-31-11 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Floating Rate Income Fund	11

Fund’s investments

As of 8-31-11

		Maturity
	Rate (%)	date	Par value	Value
Term Loans (M) 90.47%			$2,103,099,906

(Cost $2,203,690,969)

Consumer Discretionary 27.67%				643,176,273

Auto Components 1.56%

Allison Transmission, Inc.	2.960	08-07-14	$33,540,619	31,360,477

UCI International, Inc.	5.500	07-26-17	4,975,000	4,825,750

Diversified Consumer Services 1.39%

Cengage Learning Acquisitions, Inc.	2.500	07-03-14	38,855,603	32,269,578

Hotels, Restaurants & Leisure 8.59%

Caesars Entertainment Corp.	3.241	01-28-15	42,869,753	36,832,277

Caesars Entertainment Operating
Company, Inc.	9.500	10-31-16	20,163,711	20,163,711

CCM Merger, Inc.	7.000	03-01-17	21,334,943	20,694,895

City Center Holdings LLC	7.500	01-13-15	17,540,778	17,058,406

Denny’s Corp.	5.284	09-30-16	6,600,000	6,435,000

DineEquity, Inc.	4.250	10-19-17	17,300,539	16,608,518

Dunkin’ Brands, Inc.	4.000	11-23-17	19,380,106	18,604,902

Golden Nugget, Inc.	3.230	06-30-14	1,724,189	1,485,676

Las Vegas Sands LLC	2.720	11-23-16	32,647,310	30,178,356

QCE LLC	4.970	05-05-13	17,909,913	14,395,093

VML US Finance LLC	4.730	05-25-12	2,257,903	2,236,265

VML US Finance LLC	4.730	05-27-13	5,844,162	5,788,158

Wynn Las Vegas LLC	3.220	08-17-15	9,500,000	9,215,000

Leisure Equipment & Products 0.42%

Amscan Holdings, Inc.	6.750	12-04-17	10,347,549	9,778,434

Media 10.15%

Acosta, Inc.	4.750	03-01-18	12,324,728	11,523,621

Advantage Sales & Marketing LLC	5.250	12-18-17	15,937,023	15,047,211

AMC Entertainment, Inc.	3.503	12-16-16	17,418,386	16,257,155

Bresnan Broadband Holdings LLC	4.500	12-14-17	6,943,021	6,656,622

Carmike Cinemas, Inc.	5.500	01-27-16	10,854,653	10,284,784

Charter Communications Operating LLC	2.230	03-06-14	166,660	158,327

Charter Communications Operating LLC	3.500	09-06-16	17,056,985	16,127,379

Citadel Broadcasting Corp.	4.250	12-30-16	5,930,000	5,855,875

Getty Images, Inc.	5.250	11-07-16	7,845,512	7,708,215

Newsday LLC	10.500	08-01-13	4,500,000	4,646,250

Nielsen Finance LLC	3.456	05-02-16	16,854,956	15,885,796

12	Floating Rate Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Media (continued)

Regal Cinemas Corp.	3.496	08-23-17	$6,203,750	$5,839,280

Sinclair Television Group, Inc.	4.000	10-28-16	9,847,766	9,675,430

Tribune Company (H)	—	06-07-12	2,462,857	1,453,086

Tribune Company (H)	—	06-04-14	10,000,000	5,983,330

TWCC Holding Corp.	4.250	02-13-17	18,482,499	17,696,993

Univision Communications, Inc.	4.471	03-31-17	57,126,618	48,914,667

UPC Financing Partnership	1.938	12-31-14	3,565,583	3,102,057

Visant Corp.	5.250	12-22-16	36,322,625	33,053,589

Multiline Retail 3.04%

Michaels Stores, Inc.	2.500	10-31-13	6,499,999	6,138,437

Michaels Stores, Inc.	4.750	07-31-16	29,317,172	27,668,081

Savers, Inc.	4.250	03-03-17	960,075	921,672

The Neiman Marcus Group, Inc.	4.750	05-16-18	39,015,000	36,010,845

Specialty Retail 2.06%

Academy Sports & Outdoors	6.000	08-03-18	4,750,000	4,524,375

Gymboree Corp.	5.000	02-23-18	32,601,287	29,015,146

Petco Animal Supplies, Inc.	4.500	11-24-17	15,427,780	14,373,554

Textiles, Apparel & Luxury Goods 0.46%

BCBG Max Azria Group, Inc.	9.720	05-19-15	11,200,000	10,724,000

Consumer Staples 6.06%				140,897,078

Food & Staples Retailing 0.33%

Michael Foods, Inc.	4.250	02-23-18	8,175,417	7,718,959

Food Products 3.10%

Brickman Group Holdings, Inc.	7.250	10-14-16	4,467,500	4,411,656

Del Monte Corp.	4.500	03-08-18	37,000,000	35,011,250

Dole Food Company, Inc.	5.048	07-06-18	4,550,000	4,379,375

Dole Food Company, Inc.	5.060	07-06-18	8,450,000	8,133,125

WM Bolthouse Farms, Inc.	5.501	02-11-16	2,827,806	2,771,250

WM Bolthouse Farms, Inc.	9.500	08-11-16	17,500,000	17,237,500

Household Products 1.61%

Reynolds Consumer Products Holdings, Inc.	6.500	02-09-18	31,920,000	30,643,200

Spectrum Brands, Inc.	5.000	06-17-16	7,152,344	6,854,328

Personal Products 1.02%

NBTY, Inc.	4.250	10-02-17	24,887,481	23,736,435

Energy 2.10%				48,909,662

Energy Equipment & Services 1.04%

Hercules Offshore, Inc.	7.500	07-11-13	25,385,957	24,148,391

Oil, Gas & Consumable Fuels 1.06%

Frac Tech International LLC	6.250	05-06-16	13,942,201	13,361,271

SunCoke Energy, Inc.	4.000	07-26-18	12,000,000	11,400,000

Financials 6.22%				144,489,687

Capital Markets 0.39%

Affinion Group, Inc.	5.000	10-10-16	9,899,989	8,984,240

See notes to financial statements	Annual report | Floating Rate Income Fund	13

		Maturity
	Rate (%)	date	Par value	Value
Diversified Financial Services 3.96%

BLB Management Services, Inc.	8.500	11-05-15	$12,080,527	$12,020,124

Fifth Third Processing Solutions, Inc.	4.500	11-03-16	12,927,600	12,216,582

Husky Injection Molding Systems, Ltd.	6.500	06-30-18	22,000,000	21,367,500

Mercury Payment Systems	6.500	07-03-17	11,000,000	10,890,000

Royalty Pharma Finance Trust	4.000	05-09-18	13,500,000	13,061,250

Star West Generation LLC	6.000	05-14-18	23,838,975	22,468,234

Insurance 1.11%

Asurion Corp.	5.500	05-24-18	20,918,041	19,558,369

Asurion Corp.	9.000	05-24-19	6,500,000	6,215,625

Real Estate Management & Development 0.76%

Realogy Corp.	4.436	10-10-16	2,299,870	1,891,643

Realogy Corp.	4.522	10-10-16	19,229,325	15,816,120

Health Care 18.26%				424,440,201

Biotechnology 0.74%

Grifols SA	6.000	06-01-17	17,500,000	17,150,000

Health Care Equipment & Supplies 2.92%

Bausch & Lomb, Inc.	3.471	04-24-15	4,019,726	3,748,395

Bausch & Lomb, Inc.	3.490	04-24-15	26,328,174	24,551,023

Capsugel Healthcare, Ltd.	5.250	08-01-18	20,000,000	19,290,000

Convatec, Inc.	5.750	12-22-16	17,693,045	16,410,299

Immucor, Inc.	7.250	08-17-18	4,000,000	3,875,000

Health Care Providers & Services 12.16%

Alliance HealthCare Services, Inc.	5.500	06-01-16	3,927,532	3,574,054

Community Health Systems, Inc.	2.569	07-25-14	44,235,933	41,084,123

CRC Health Corp.	4.746	11-16-15	28,054,194	26,651,485

DaVita, Inc.	4.500	10-20-16	7,481,203	7,230,583

Emergency Medical Services Corp.	5.250	05-25-18	33,245,128	30,973,388

Hanger Orthopedic Group, Inc.	4.000	12-01-16	18,735,310	17,775,125

HCA, Inc.	2.496	11-15-13	21,207,967	20,253,608

Health Management Associates, Inc.	1.996	02-28-14	29,352,747	27,249,123

IASIS Healthcare Corp.	5.000	05-03-18	16,756,005	15,499,305

Inventiv Health, Inc.	6.750	05-15-18	11,000,000	10,340,000

Medpace, Inc.	6.500	06-22-17	12,400,000	11,780,000

MultiPlan, Inc.	4.750	08-26-17	21,962,132	20,342,425

National Mentor Holdings, Inc.	7.000	02-09-17	12,967,500	11,411,400

PTS Acquisition Corp.	2.471	04-10-14	12,323,292	10,567,223

Renal Advantage Holdings, Inc.	5.750	12-16-16	2,985,000	2,940,225

Universal Health Services, Inc.	4.000	11-15-16	14,670,000	14,009,850

Vanguard Health Holding Company I LLC	5.000	01-29-16	11,505,101	10,891,500

Health Care Technology 0.60%

MedAssets, Inc.	5.250	11-16-16	14,763,329	13,988,254

Pharmaceuticals 1.84%

Quintiles Transnational Corp.	5.000	06-08-18	20,500,000	18,988,125

Warner Chilcott Company LLC	4.250	03-15-18	5,697,143	5,455,014

Warner Chilcott Corp.	4.250	03-15-18	11,394,286	10,910,029

WC Luxco Sarl	4.250	03-15-18	7,833,571	7,500,645

14	Floating Rate Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Industrials 9.16%				$213,040,575

Aerospace & Defense 2.00%

DAE Aviation Holdings, Inc.	5.260	07-31-14	$17,404,486	16,273,194

Delos Aircraft, Inc.	7.000	03-17-16	21,200,385	20,988,381

Hawker Beechcraft Acquisition Company LLC	2.224	03-26-14	5,192,406	3,755,838

Hawker Beechcraft Acquisition Company LLC	2.246	03-26-14	321,086	232,252

TransDigm, Inc.	4.000	02-14-17	5,462,475	5,225,770

Airlines 1.07%

Delta Air Lines, Inc.	5.500	04-20-17	27,000,000	24,997,491

Building Products 0.49%

Goodman Global, Inc.	5.750	10-28-16	11,686,776	11,433,559

Commercial Services & Supplies 2.33%

ARAMARK Corp.	2.061	01-27-14	64,096	60,090

ARAMARK Corp.	2.121	01-27-14	1,171,857	1,098,616

ARAMARK Corp.	3.436	07-26-16	576,513	533,275

ARAMARK Corp.	3.496	07-26-16	8,766,291	8,108,819

Brand Energy & Infrastructure Services, Inc.	2.500	02-07-14	2,484,636	2,242,384

International Lease Finance Corp.	6.750	03-17-15	6,409,615	6,377,567

Language Line LLC	6.250	06-20-16	7,808,320	7,261,738

US Investigations Services, Inc.	2.997	02-21-15	10,581,477	9,470,422

US Investigations Services, Inc.	7.750	02-20-15	5,577,029	5,409,718

Waste Industries USA, Inc.	4.750	03-17-17	14,463,750	13,523,606

Industrial Conglomerates 0.19%

Tomkins LLC	4.250	09-29-15	4,347,962	4,184,913

Tomkins LLC	4.250	09-29-16	296,048	287,167

Machinery 0.49%

Intelligrated, Inc.	7.500	02-16-17	11,700,000	11,319,750

Professional Services 0.94%

Fenwal, Inc.	2.573	02-28-14	23,769,534	21,867,971

Road & Rail 1.23%

The Hertz Corp.	3.750	03-09-18	30,238,052	28,650,554

Trading Companies & Distributors 0.42%

BakerCorp	5.000	06-01-18	10,250,000	9,737,500

Information Technology 5.19%				120,611,203

Communications Equipment 0.12%

CommScope, Inc.	5.000	01-14-18	2,992,500	2,872,800

Electronic Equipment, Instruments & Components 0.42%

Sensus USA, Inc.	4.755	05-09-17	5,985,000	5,730,638

Sensus USA, Inc.	8.500	05-09-18	4,000,000	3,910,000

IT Services 0.73%

Fidelity National Information Services, Inc.	5.250	07-18-16	4,129,339	4,069,980

Global Cash Access, Inc.	7.000	03-01-16	5,935,714	5,757,643

SRA International, Inc.	6.500	07-20-18	7,500,000	7,040,625

Semiconductors & Semiconductor Equipment 0.73%

Freescale Semiconductor, Inc.	4.438	12-01-16	18,740,960	17,007,421

See notes to financial statements	Annual report | Floating Rate Income Fund	15

		Maturity
	Rate (%)	date	Par value	Value
Software 3.19%

Eagle Parent, Inc.	5.000	05-16-18	$13,586,210	$12,589,892

First Data Corp.	2.967	09-24-14	9,233,078	8,148,191

First Data Corp.	4.217	03-23-18	28,855,611	24,214,676

Sungard Data Systems, Inc.	3.856	02-26-16	31,901,185	29,269,337

Materials 7.34%				170,610,064

Chemicals 1.75%

Ashland, Inc. (T)	—	07-30-18	16,000,000	15,630,000

Nalco Company	4.500	10-05-17	5,955,000	5,910,338

Norit NV	7.500	07-07-17	12,500,000	12,375,000

OM Group, Inc.	5.750	08-02-17	6,750,000	6,648,750

Containers & Packaging 1.00%

Berry Plastics Group, Inc.	2.208	04-03-15	16,609,261	14,912,010

Graham Packaging Company LP	6.750	04-04-14	8,446,321	8,344,264

Metals & Mining 3.74%

Fairmount Minerals, Ltd.	5.250	03-15-17	26,520,000	25,227,150

Global Brass and Copper, Inc.	10.251	08-18-15	7,937,143	7,857,771

Novelis, Inc.	3.750	03-10-17	27,414,875	26,146,937

Walter Energy, Inc.	4.000	04-02-18	28,937,500	27,780,000

Paper & Forest Products 0.85%

Exopack LLC	6.500	05-26-17	20,600,000	19,570,000

Georgia-Pacific LLC	2.323	12-21-12	209,001	207,844

Telecommunication Services 4.00%				92,903,962

Diversified Telecommunication Services 2.65%

Insight Midwest Holdings LLC	1.962	04-07-14	2,068,519	2,021,977

Intelsat Jackson Holdings SA	5.250	04-02-18	32,917,500	31,408,792

Level 3 Financing, Inc.	2.495	03-13-14	20,250,000	18,832,500

Level 3 Financing, Inc.	11.500	03-13-14	4,000,000	4,162,500

Telesat Canada	3.230	10-31-14	5,309,694	5,021,643

Wireless Telecommunication Services 1.35%

MetroPCS Wireless, Inc.	4.000	03-16-18	10,473,728	9,675,106

MetroPCS Wireless, Inc.	4.071	11-04-16	6,652,443	6,186,772

Syniverse Holdings, Inc.	5.250	12-21-17	1,486,241	1,434,222

Vodafone Americas Finance, Inc.	6.250	07-11-16	14,090,000	14,160,450

Utilities 4.47%				104,021,201

Electric Utilities 2.42%

EquiPower Resources Corp.	5.750	01-26-18	6,982,500	6,703,200

Texas Competitive Electric Holdings
Company LLC	4.740	10-10-17	67,427,435	49,559,165

Independent Power Producers & Energy Traders 2.05%

Dynegy Holdings, Inc.	9.250	08-04-16	25,250,000	24,596,922

GenOn Energy, Inc.	6.000	09-08-17	11,165,625	10,635,258

NRG Energy, Inc.	4.000	07-02-18	6,500,000	6,288,750

The AES Corp.	4.250	06-01-18	6,483,750	6,237,906

16	Floating Rate Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 6.65%				$154,506,660

(Cost $153,471,120)

Consumer Discretionary 0.76%				17,693,075

Hotels, Restaurants & Leisure 0.07%

Caesars Entertainment Operating
Company, Inc.	11.250	06-01-17	$1,500,000	1,616,250

Media 0.69%

CCO Holdings LLC/CCO Holdings Capital
Corp. (S)	7.000	01-15-19	2,170,000	2,175,425

CCO Holdings LLC/CCO Holdings Capital Corp.	7.000	01-15-19	3,830,000	3,849,150

CCO Holdings LLC/CCO Holdings Capital Corp.	7.875	04-30-18	2,970,000	3,088,800

CCO Holdings LLC/CCO Holdings Capital Corp.	8.125	04-30-20	2,300,000	2,432,250

Univision Communications, Inc. (S)	7.875	11-01-20	4,720,000	4,531,200

Consumer Staples 0.27%				6,201,975

Household Products 0.23%

Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (S)	7.875	08-15-19	5,370,000	5,316,300

Tobacco 0.04%

Alliance One International, Inc.	10.000	07-15-16	980,000	885,675

Energy 0.39%				9,072,835

Energy Equipment & Services 0.15%

Hercules Offshore, Inc. (S)	10.500	10-15-17	3,461,000	3,409,085

Oil, Gas & Consumable Fuels 0.24%

Arch Coal, Inc. (S)	7.000	06-15-19	5,750,000	5,663,750

Financials 0.74%				17,215,594

Consumer Finance 0.49%

SLM Corp.	8.000	03-25-20	11,100,000	11,405,594

Real Estate Management & Development 0.25%

Realogy Corp. (S)	7.875	02-15-19	7,000,000	5,810,000

Industrials 0.89%				20,640,159

Airlines 0.32%

Continental Airlines 1997-4 Class A Pass
Through Trust	6.900	01-02-18	1,038,378	1,079,913

Continental Airlines 1999-1 Class A Pass
Through Trust	6.545	02-02-19	304,414	316,590

Continental Airlines 2009-2 Class B Pass
Through Trust	9.250	05-10-17	2,236,082	2,236,082

UAL 2009-2A Pass Through Trust	9.750	01-15-17	3,406,180	3,866,014

Commercial Services & Supplies 0.15%

International Lease Finance Corp. (S)	7.125	09-01-18	3,300,000	3,333,000

Road & Rail 0.42%

RailAmerica, Inc.	9.250	07-01-17	9,082,000	9,808,560

Information Technology 0.14%				3,186,600

Software 0.14%

First Data Corp. (S)	7.375	06-15-19	3,390,000	3,186,600

See notes to financial statements	Annual report | Floating Rate Income Fund	17

		Maturity
	Rate (%)	date	Par value	Value
Materials 1.81%				$42,032,697

Chemicals 1.03%

Georgia Gulf Corp. (S)	9.000	01-15-17	$5,000,000	5,100,000

Lyondell Chemical Company (S)	8.000	11-01-17	5,264,000	5,829,880

Lyondell Chemical Company	11.000	05-01-18	11,730,049	13,093,667

Metals & Mining 0.29%

Midwest Vanadium Pty, Ltd. (S)	11.500	02-15-18	7,000,000	6,615,000

Paper & Forest Products 0.49%

Appleton Papers, Inc. (S)	10.500	06-15-15	5,660,000	5,674,150

NewPage Corp.	11.375	12-31-14	6,500,000	5,720,000

Telecommunication Services 0.56%				12,971,875

Diversified Telecommunication Services 0.33%

Wind Acquisition Finance SA (S)	7.250	02-15-18	8,250,000	7,734,375

Wireless Telecommunication Services 0.23%

Sprint Nextel Corp.	8.375	08-15-17	5,000,000	5,237,500

Utilities 1.09%				25,491,850

Electric Utilities 0.36%

Texas Competitive Electric Holdings Company
LLC/TCEH Finance, Inc. (S)	11.500	10-01-20	10,000,000	8,450,000

Independent Power Producers & Energy Traders 0.73%

Calpine Construction Finance Company LP (S)	8.000	06-01-16	7,000,000	7,402,500

Calpine Corp. (S)	7.250	10-15-17	8,508,000	8,614,350

Calpine Corp. (S)	7.875	07-31-20	1,000,000	1,025,000

			Shares	Value
Common Stocks 1.10%				$25,647,293

(Cost $12,448,175)

Consumer Discretionary 0.46%				10,606,484

Hotels, Restaurants & Leisure 0.05%

Tropicana Entertainment, Inc. (I)			72,338	1,012,733

Media 0.41%

Citadel Broadcasting Corp., Class A (I)			44,341	1,416,695

Citadel Broadcasting Corp., Class B (I)			255,533	8,177,056

Industrials 0.00%				67,500

Building Products 0.00%

Nortek, Inc. (I)			2,500	67,500

Materials 0.64%				14,973,309

Chemicals 0.64%

Georgia Gulf Corp. (I)			74,111	1,570,412

LyondellBasell Industries NV, Class A			386,808	13,402,897

18	Floating Rate Income Fund | Annual report	See notes to financial statements

	Shares	Value
Preferred Securities 0.74%		$17,199,945

(Cost $18,841,250)

Financials 0.74%		17,199,945

Diversified Financial Services 0.74%

Citigroup Capital XII (8.500% to 3-30-15, then 3 month LIBOR + 5.870%)	260,450	6,670,125

GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	493,200	10,529,820

	Par value	Value
Short-Term Investments 1.17%		$27,169,309

(Cost $27,169,309)

Repurchase Agreement 1.17%		27,169,309

Deutsche Bank Tri-Party Repurchase Agreement dated 8-31-11 at
0.050% to be repurchased at $18,200,025 on 9-1-11, collateralized by
$17,555,000 Federal Home Loan Mortgage Corp., 4.125% due 12-21-12
(valued at $18,564,009, including interest)	$18,200,000	18,200,000

Repurchase Agreement with State Street Corp. dated 8-31-11 at 0.010%
to be repurchased at $8,969,312 on 9-1-11, collateralized by $8,935,000
U.S. Treasury Notes, 1.375% due 5-15-13 (valued at $9,115,487,
including interest)	8,969,309	8,969,309

Total investments (Cost $2,415,620,823)† 100.13%	$2,327,623,113

Other assets and liabilities, net (0.13%)		($3,068,452)

Total net assets 100.00%	$2,324,554,661

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(T) All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

† At 8-31-11, the aggregate cost of investment securities for federal income tax purposes was $2,418,320,433. Net unrealized depreciation aggregated $90,697,320, of which $21,017,206 related to appreciated investment securities and $111,714,526 related to depreciated investment securities.

See notes to financial statements	Annual report | Floating Rate Income Fund	19

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Total investments, at value (Cost $2,415,620,823)	$2,327,623,113
Cash	19,370,105
Receivable for investments sold	68,207,700
Receivable for fund shares sold	2,547,558
Dividends and interest receivable	15,103,647
Receivable for securities lending income	558
Receivable due from adviser	17,946
Other receivables and prepaid expenses	68,826

Total assets	2,432,939,453

Liabilities

Payable for investments purchased	102,085,038
Payable for fund shares repurchased	5,165,182
Distributions payable	567,152
Payable to affiliates
Accounting and legal services fees	47,170
Transfer agent fees	118,521
Trustees’ fees	452
Other liabilities and accrued expenses	401,277

Total liabilities	108,384,792

Net assets

Capital paid-in	$2,387,874,205
Accumulated distributions in excess of net investment income	(567,152)
Accumulated net realized gain (loss) on investments	25,245,318
Net unrealized appreciation (depreciation) on investments	(87,997,710)

Net assets	$2,324,554,661

20	Floating Rate Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($414,186,281 ÷ 45,782,157 shares)	$9.05
Class B ($20,630,115 ÷ 2,279,571 shares)[1]	$9.05
Class C ($186,296,198 ÷ 20,507,660 shares)[1]	$9.08
Class I ($190,879,962 ÷ 21,105,943 shares)	$9.04
Class 1 ($116,591 ÷ 12,904 shares)	$9.04
Class NAV ($1,512,445,514 ÷ 167,159,042 shares)	$9.05

Maximum offering price per share

Class A (net asset value per share ÷ 97%)[2]	$9.33

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Floating Rate Income Fund	21

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 8-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$117,474,184
Dividends	1,169,626
Securities lending	2,769
Less foreign taxes withheld	(17,406)

Total investment income	118,629,173

Expenses

Investment management fees (Note 4)	13,674,171
Distribution and service fees (Note 4)	3,023,279
Accounting and legal services fees (Note 4)	261,224
Transfer agent fees (Note 4)	1,148,189
Trustees’ fees (Note 4)	16,228
State registration fees (Note 4)	120,346
Printing and postage (Note 4)	63,728
Professional fees	82,529
Custodian fees	241,364
Registration and filing fees	74,990
Other	26,889

Total expenses before reductions and amounts recaptured	18,732,937
Net expense reductions and amounts recaptured (Note 4)	(105,775)

Net expenses	18,627,162

Net investment income	100,002,011

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	45,962,959
Investments in affiliated issuers	(4,243)

45,958,716
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(116,239,038)
Investments in affiliated issuers	(65)

(116,239,103)

Net realized and unrealized loss	(70,280,387)

Increase in net assets from operations	$29,721,624

22	Floating Rate Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	8-31-11	8-31-10

Increase (decrease) in net assets

From operations
Net investment income	$100,002,011	$85,484,540
Net realized gain	45,958,716	45,380,345
Change in net unrealized appreciation (depreciation)	(116,239,103)	(9,389,879)

Increase in net assets resulting from operations	29,721,624	121,475,006

Distributions to shareholders
From net investment income
Class A	(20,843,521)	(10,427,556)
Class B	(614,319)	(274,644)
Class C	(6,353,147)	(2,665,145)
Class I	(8,812,198)	(4,335,325)
Class 1	(6,426)	(6,792)
Class NAV	(65,661,308)	(69,768,491)
From net realized gain
Class A	(9,189,596)	—
Class B	(301,900)	—
Class C	(3,109,546)	—
Class I	(2,717,408)	—
Class 1	(3,165)	—
Class NAV	(30,510,487)	—

Total distributions	(148,123,021)	(87,477,953)

From Fund share transactions (Note 5)	867,131,039	403,913,148

Total increase	748,729,642	437,910,201

Net assets

Beginning of year	1,575,825,019	1,137,914,818

End of year	$2,324,554,661	$1,575,825,019

Undistributed (distributions in excess of) net
investment income	($567,152)	$2,001,320

See notes to financial statements	Annual report | Floating Rate Income Fund	23

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08[1]

Per share operating performance

Net asset value, beginning of year	$9.43	$9.13	$9.79	$10.00
Net investment income[2]	0.44	0.52	0.56	0.37
Net realized and unrealized gain (loss) on investments	(0.08)	0.33	(0.66)	(0.25)
Total from investment operations	0.36	0.85	(0.10)	0.12
Less distributions
From net investment income	(0.48)	(0.55)	(0.56)	(0.33)
From net realized gain	(0.26)	—	—[3]	—
Total distributions	(0.74)	(0.55)	(0.56)	(0.33)
Net asset value, end of year	$9.05	$9.43	$9.13	$9.79
Total return (%)[4,5]	3.66	9.47	(0.07)	1.23[6]

Ratios and supplemental data

Net assets, end of year (in millions)	$414	$267	$110	$11
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.21	1.20	1.23	1.52[7]
Expenses including reductions and amounts recaptured	1.20[8]	1.20[8]	1.20	1.18[7]
Net investment income	4.64	5.58	6.16	5.70[7]
Portfolio turnover (%)	80	57	36	11

1 The inception date for Class A shares is 1-2-08.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Does not reflect the effect of sales charges, if any.
6 Not annualized.
7 Annualized.
8 Includes the impact of expense recapture which amounted to less than 0.005% of average net assets for the period ended 8-31-11 and 0.01% of average net assets for the period ended 8-31-10. See Note 4.

24	Floating Rate Income Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08[1]

Per share operating performance

Net asset value, beginning of year	$9.42	$9.13	$9.79	$10.00
Net investment income[2]	0.37	0.45	0.49	0.31
Net realized and unrealized gain (loss) on investments	(0.07)	0.32	(0.65)	(0.24)
Total from investment operations	0.30	0.77	(0.16)	0.07
Less distributions
From net investment income	(0.41)	(0.48)	(0.50)	(0.28)
From net realized gain	(0.26)	—	—[3]	—
Total distributions	(0.67)	(0.48)	(0.50)	(0.28)
Net asset value, end of year	$9.05	$9.42	$9.13	$9.79
Total return (%)[4,5]	2.99	8.52	(0.80)	0.76[6]

Ratios and supplemental data

Net assets, end of year (in millions)	$21	$9	$3	$1
Ratios (as a percentage of average net assets):
Expense before reductions and amounts recaptured	2.02	2.08	3.86	4.76[7]
Expenses including reductions and amounts recaptured	1.95[8]	1.95[8]	1.95	1.93[7]
Net investment income	3.85	4.77	5.53	4.78[7]
Portfolio turnover (%)	80	57	36	11

1 The inception date for Class B shares is 1-2-08.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Does not reflect the effect of sales charges, if any.
6 Not annualized.
7 Annualized.
8 Includes the impact of expense recapture which amounted to less than 0.005% of average net assets. See Note 4.

CLASS C SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08[1]

Per share operating performance

Net asset value, beginning of year	$9.46	$9.16	$9.80	$10.00
Net investment income[2]	0.37	0.45	0.47	0.32
Net realized and unrealized gain (loss) on investments	(0.08)	0.33	(0.62)	(0.24)
Total from investment operations	0.29	0.78	(0.15)	0.08
Less distributions
From net investment income	(0.41)	(0.48)	(0.49)	(0.28)
From net realized gain	(0.26)	—	—[3]	—
Total distributions	(0.67)	(0.48)	(0.49)	(0.28)
Net asset value, end of year	$9.08	$9.46	$9.16	$9.80
Total return (%)[4,5]	2.92	8.65	(0.69)	0.81[6]

Ratios and supplemental data

Net assets, end of year (in millions)	$186	$95	$23	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.92	1.91	2.09	2.32[7]
Expenses including reductions and amounts recaptured	1.92	1.93[8]	1.95	1.95[7]
Net investment income	3.90	4.77	5.39	4.96[7]
Portfolio turnover (%)	80	57	36	11

1 The inception date for Class C shares is 1-2-08.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Does not reflect the effect of sales charges, if any.
6 Not annualized.
7 Annualized.
8 Includes the impact of expense recapture which amounted to 0.02% of average net assets. See Note 4.

See notes to financial statements	Annual report | Floating Rate Income Fund	25

CLASS I SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08[1]

Per share operating performance

Net asset value, beginning of year	$9.42	$9.12	$9.79	$10.00
Net investment income[2]	0.47	0.56	0.60	0.37
Net realized and unrealized gain (loss) on investments	(0.07)	0.32	(0.68)	(0.22)
Total from investment operations	0.40	0.88	(0.08)	0.15
Less distributions
From net investment income	(0.52)	(0.58)	(0.59)	(0.36)
From net realized gain	(0.26)	—	—[3]	—
Total distributions	(0.78)	(0.58)	(0.59)	(0.36)
Net asset value, end of year	$9.04	$9.42	$9.12	$9.79
Total return (%)[4]	4.08	9.88	0.25	1.52[5]

Ratios and supplemental data

Net assets, end of year (in millions)	$191	$86	$40	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.80	0.81	0.95	4.48[6]
Expenses including reductions and amounts recaptured	0.80	0.82[7]	0.85	0.82[6]
Net investment income	4.93	5.94	6.36	5.78[6]
Portfolio turnover (%)	80	57	36	11

1 The inception date for Class I shares is 1-2-08.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Includes the impact of expense recapture which amounted to 0.01% of average net assets. See Note 4.

CLASS 1 SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08[1]

Per share operating performance

Net asset value, beginning of year	$9.41	$9.12	$9.78	$10.00
Net investment income[2]	0.51	0.57	0.59	0.38
Net realized and unrealized gain (loss) on investments	(0.10)	0.31	(0.65)	(0.23)
Total from investment operations	0.41	0.88	(0.06)	0.15
Less distributions
From net investment income	(0.52)	(0.59)	(0.60)	(0.37)
From net realized gain	(0.26)	—	—[3]	—
Total distributions	(0.78)	(0.59)	(0.60)	(0.37)
Net asset value, end of year	$9.04	$9.41	$9.12	$9.78
Total return (%)	4.22[4]	9.82[4]	0.40	1.48[5]

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.77	0.78	0.80	0.78[7]
Expenses including reductions and amounts recaptured	0.77	0.78	0.80	0.78[7]
Net investment income	5.31	6.11	7.13	5.83[7]
Portfolio turnover (%)	80	57	36	11

1 The inception date for Class 1 shares is 1-2-08.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

26	Floating Rate Income Fund | Annual report	See notes to financial statements

CLASS NAV SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08[1]

Per share operating performance

Net asset value, beginning of year	$9.42	$9.12	$9.79	$10.00
Net investment income[2]	0.51	0.58	0.60	0.40
Net realized and unrealized gain (loss) on investments	(0.10)	0.31	(0.67)	(0.24)
Total from investment operations	0.41	0.89	(0.07)	0.16
Less distributions
From net investment income	(0.52)	(0.59)	(0.60)	(0.37)
From net realized gain	(0.26)	—	—[3]	—
Total distributions	(0.78)	(0.59)	(0.60)	(0.37)
Net asset value, end of year	$9.05	$9.42	$9.12	$9.79
Total return (%)	4.27[4]	9.99[4]	0.31	1.59[5]

Ratios and supplemental data

Net assets, end of year (in millions)	$1,512	$1,119	$962	$510
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.72	0.73	0.75	0.75[6]
Expenses including reductions and amounts recaptured	0.72	0.73	0.75	0.75[6]
Net investment income	5.33	6.16	7.08	6.16[6]
Portfolio turnover (%)	80	57	36	11

1 The inception date for Class NAV shares is 1-2-08.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements	Annual report | Floating Rate Income Fund	27

Notes to financial statements

Note 1 — Organization

John Hancock Floating Rate income Fund (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to the John Hancock Lifestyle and Lifecycle Funds, and other affiliated John Hancock funds. The Lifestyle and Lifecycle Funds are series of the Trust and operate as “funds of funds” that invest in other series of the Trust and certain other investments. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, transfer agent fees, printing and postage and state registration fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28	Floating Rate Income Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of August 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 8-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Term Loans
Consumer Discretionary	$643,176,273	—	$643,176,273	—
Consumer Staples	140,897,078	—	140,897,078	—
Energy	48,909,662	—	48,909,662	—
Financials	144,489,687	—	144,489,687	—
Health Care	424,440,201	—	424,440,201	—
Industrials	213,040,575	—	213,040,575	—
Information Technology	120,611,203	—	120,611,203	—
Materials	170,610,064	—	170,610,064	—
Telecommunication
Services	92,903,962	—	92,903,962	—
Utilities	104,021,201	—	104,021,201	—
Corporate Bonds
Consumer Discretionary	17,693,075	—	17,693,075	—
Consumer Staples	6,201,975	—	6,201,975	—
Energy	9,072,835	—	9,072,835	—
Financials	17,215,594	—	17,215,594	—
Industrials	20,640,159	—	20,640,159	—
Information Technology	3,186,600	—	3,186,600	—
Materials	42,032,697	—	42,032,697	—
Telecommunication
Services	12,971,875	—	12,971,875	—
Utilities	25,491,850	—	25,491,850	—
Common Stocks
Consumer Discretionary	10,606,484	$9,593,751	1,012,733	—
Industrials	67,500	67,500	—	—
Materials	14,973,309	14,973,309	—	—
Preferred Securities
Financials	17,199,945	17,199,945	—	—
Short-Term Investments	27,169,309	—	27,169,309	—

Total Investments in
Securities	$2,327,623,113	$41,834,505	$2,285,788,608	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended August 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities traded only in the over-the-counter market are valued at the last

Annual report | Floating Rate Income Fund	29

bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Fund.

Term loans (Floating rate loans). The Fund invests the majority of its assets in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The Fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. The Fund may have limited rights to enforce the terms of an underlying loan.

At August 31, 2011, the Fund had $16,260,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

30	Floating Rate Income Fund | Annual report

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended August 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has no capital loss carryforward available to offset future net realized capital gains.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. The Fund generally declares and pays capital gain distributions, if any, annually. The tax character of distributions for the years ended August 31, 2011 and August 31, 2010, was as follows:

	AUGUST 31, 2011	AUGUST 31, 2010

Ordinary Income	$116,530,934	$87,477,953
Long-Term Capital Gain	31,592,087	—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of August 31, 2011, the components of distributable earnings on a tax basis included $4,907,243 of undistributed ordinary income and $23,037,685 of undistributed long-term capital gains.

Annual report | Floating Rate Income Fund	31

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and term loan extension fees.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $1,100,000,000 of the Fund’s aggregate daily net assets, (b) 0.675% of the next $900,000,000 and (c) 0.65% of the Fund’s aggregate net assets in excess of $2,000,000,000. Aggregate net assets include the net assets of the Fund and Floating Rate Income Trust (which liquidated on December 30, 2010), a series of John Hancock Variable Insurance Trust (formerly, John Hancock Trust). The Adviser has a subadvisory agreement with Western Asset Management Company. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended August 31, 2011, were equivalent to an annual effective rate of 0.69% of the Fund’s average daily net assets.

The Adviser has voluntarily agreed to reduce a portion of its management fee if certain expenses of the Fund exceed 0.15% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, Rule 12b-1 fees, service fees, transfer agent fees, blue sky fees, printing and postage, and certain shareholder servicing fees. This expense reduction will continue in effect until terminated by the Adviser.

32	Floating Rate Income Fund | Annual report

The Adviser has contractually agreed to limit the Fund’s total expenses, excluding taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and certain shareholder servicing fees, to 1.20% for Class A, 1.95% for Class B, 1.95% for Class C and 0.85% for Class I shares of the Fund’s average daily net asset value, on an annual basis. Accordingly, these expense reductions amounted to $44,390, $9,885, $0 and $0 for Class A, Class B, Class C and Class I shares, respectively, for the year end August 31, 2011. The expense reimbursements and limits will continue in effect until at least December 31, 2011.

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion. Accordingly, the expense reduction related to this agreement was $54,518.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended August 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS RECOVERED DURING
RECOVERY THROUGH 8-1-12	RECOVERY THROUGH 8-1-13	RECOVERY THROUGH 8-1-14	THE PERIOD ENDED 8-31-11

$14,070	$7,453	$54,275	$3,018

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%
Class 1	0.05%

Annual report | Floating Rate Income Fund	33

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,005,874 for the year ended August 31, 2011. Of this amount, $192,450 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $803,463 was paid as sales commissions to broker-dealers and $9,961 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2011, CDSCs received by the Distributor amounted to $55,587 and $66,120 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets. Additionally, Class 1 and Class NAV shares do not pay transfer agent fees.

Class level expenses. Class level expenses for the year ended August 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE FEES

Class A	$1,302,784	$746,169	$52,544	$34,259
Class B	152,903	26,270	17,303	1,827
Class C	1,567,532	269,217	27,738	14,368
Class I	—	106,533	22,761	13,274
Class 1	60	—	—	—
Total	$3,023,279	$1,148,189	$120,346	$63,728

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

34	Floating Rate Income Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended August 31, 2011 and August 31, 2010 were as follows:

	Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	45,220,575	$434,725,129	23,743,723	$225,255,985
Distributions reinvested	2,766,036	26,321,585	966,159	9,120,106
Repurchased	(30,566,458)	(286,367,063)	(8,376,626)	(79,041,571)

Net increase	17,420,153	$174,679,651	16,333,256	$155,334,520

Class B shares

Sold	1,646,054	$15,790,133	823,756	$7,798,559
Distributions reinvested	66,536	632,213	19,662	185,396
Repurchased	(383,631)	(3,648,960)	(175,670)	(1,656,948)

Net increase	1,328,959	$12,773,386	667,748	$6,327,007

Class C shares

Sold	14,636,400	$141,110,545	8,204,079	$78,184,629
Distributions reinvested	730,950	6,973,057	203,854	1,930,673
Repurchased	(4,895,121)	(45,905,416)	(909,045)	(8,586,389)

Net increase	10,472,229	$102,178,186	7,498,888	$71,528,913

Class I shares

Sold	25,758,634	$246,776,983	10,084,734	$95,565,532
Distributions reinvested	868,186	8,255,167	338,995	3,201,997
Repurchased	(14,605,399)	(136,895,335)	(5,756,424)	(54,676,611)

Net increase	12,021,421	$118,136,815	4,667,305	$44,090,918

Class 1 shares

Distributions reinvested	1,009	9,591	722	6,792

Net increase	1,009	$9,591	722	$6,792

Class NAV shares

Sold	47,313,253	$449,780,002	17,453,696	$163,858,535
Distributions reinvested	10,115,829	96,171,795	7,405,238	69,762,722
Repurchased	(9,093,905)	(86,598,387)	(11,442,754)	(106,996,259)

Net increase	48,335,177	$459,353,410	13,416,180	$126,624,998

Net increase	89,578,948	$867,131,039	42,584,099	$403,913,148

Affiliates of the Fund owned 100% of shares of beneficial interest of Class 1 and Class NAV on August 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury Obligations, aggregated $2,400,728,590 and $1,519,742,165, respectively, for the year ended August 31, 2011.

Annual report | Floating Rate Income Fund	35

Note 7 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended August 31, 2011, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

AFFILIATE
PORTFOLIO	CONCENTRATION

Lifestyle Balanced Portfolio	24.3%
Lifestyle Conservative Portfolio	12.1%
Lifestyle Growth Portfolio	11.7%
Lifestyle Moderate Portfolio	11.5%

36	Floating Rate Income Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Floating Rate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Floating Rate Income Fund (the “Fund”) at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and agent banks, and the application of alternative procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2011

Annual report | Floating Rate Income Fund	37

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2011.

The Fund designates distributions to shareholders of $31,592,087 as a long-term capital gain dividend for the fiscal year ended August 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended August 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

38	Floating Rate Income Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements (the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this annual report.

At in-person meetings on May 26–27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial

Annual report | Floating Rate Income Fund	39

products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26–27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

40	Floating Rate Income Fund | Annual report

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subad-visory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are

Annual report | Floating Rate Income Fund	41

reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5) reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds.

42	Floating Rate Income Fund | Annual report

The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

1. information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2. the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

3. the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

4. information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment

Annual report | Floating Rate Income Fund	43

objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also compared the subadvisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

1. The Subadviser has extensive experience and demonstrated skills as a manager;

2. Although not without variation, the performance of each Fund managed by a Subadviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

3. The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

4. With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisers for the Funds of Funds and concluded that the subadvisory fees to be paid to the Subadvisers with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

44

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Appendix A

Performance of
Portfolio	Trust, as of	Fees and	Other
(Subadviser)	March 31, 2011	Expenses	Comments

Floating Rate Income	Benchmark Index —	Subadvisory fees for	The Board took into
	The Fund slightly	this Fund are mod-	account manage-
(Western Asset	outperformed for	estly lower than the	ment’s discussion
Management	the one-year	peer group median.	of the Fund’s per-
Company)	period, and		formance, noting
	modestly under-	Net management	the Fund’s favor-
	performed for the	fees for this Fund	able performance
	three-year period.	are modestly higher	compared to its
		than the peer	peer group over the
	Morningstar	group median.	three-year period.
Category — The
	Fund modestly	Total expenses	The Board took into
	outperformed	for this Fund are	account manage-
	for the one-year	slightly higher	ment's discussion of
	period, and out-	than the peer	the Fund’s expenses,
	performed for the	group median.	including the advi-
	three-year period.		sory/subadvisory
fee structure.

45

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

46	Floating Rate Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Floating Rate Income Fund	47

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

48	Floating Rate Income Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	Western Asset Management Company
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC

Officers	Custodian
Hugh McHaffie	State Street Bank and Trust Company
President
Transfer agent
Thomas M. Kinzler	John Hancock Signature Services, Inc.
Secretary and Chief Legal Officer
Legal counsel
Francis V. Knox, Jr.	K&L Gates LLP
Chief Compliance Officer
Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Floating Rate Income Fund	49

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Floating Rate Income Fund.	3280A 8/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	10/11

MUTUAL FUNDS

John Hancock

Strategic Income Opportunities Fund

Annual Report

8.31.11

A look at performance

Total returns for the period ended August 31, 2011

									SEC 30-day	SEC 30-day
	Average annual total returns (%)				Cumulative total returns (%)				yield (%)	yield (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)				subsidized	unsubsidized[1]

				Since				Since	as of	as of
	1-year	5-year	10-year	inception[2]	1-year	5-year	10-year	inception[2]	8-31-11	8-31-11

Class A3	3.90	6.97	—	6.73	3.90	40.07	—	41.60	4.77	4.64

Class C3	6.93	6.68	—	6.36	6.93	38.18	—	39.02	4.29	4.12

Class i3,4	9.09	8.64	—	8.34	9.09	51.33	—	53.40	5.25	5.25

Class NAV [4]	9.17	8.71	—	8.41	9.17	51.84	—	53.91	5.41	5.41

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Sales charges are not applicable for Class I and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A and Class C shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class C	Class I	Class NAV
Net (%)	1.19	1.89	0.83	0.77
Gross (%)	1.23	1.94	0.83	0.77

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

6	Strategic Income Opportunities Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class A [3]	4-28-06	$14,827	$14,160	$14,152

Class C3,5	4-28-06	13,902	13,902	14,152

Class I [3,4]	4-28-06	15,340	15,340	14,152

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issue.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or foreign currency impact, which would have resulted in different values if they did.

1 Unsubsidized yields reflect what the yields would have been without the effect of reimbursements and waivers.

2 From 4-28-06.

3 4-28-06 is the inception date for the oldest class of shares, Class NAV shares. The inception date for Class A shares, Class C shares and Class I shares is 1-4-10. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class C and Class I shares, respectively.

4 For certain types of investors, as described in the Fund’s Class I and Class NAV shares prospectuses.

5 No contingent deferred sales charge is applicable.

Annual report | Strategic Income Opportunities Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset Management
(formerly MFC Global Investment Management (U.S.), LLC)

Global bonds turned in mixed results during the 12-month period ended August 31, 2011, with riskier segments performing best. For the period, John Hancock Strategic Income Opportunities Fund’s Class A shares posted a total return of 8.80% at net asset value. The Fund outpaced the average 4.86% return of its peer group, the multi-sector bond fund category, according to Morningstar, Inc. and the Fund’s benchmark, the broad Barclays Capital U.S. Aggregate Bond Index, which gained 4.62%.

Allocations among various segments of the bond market made the biggest contribution to the Fund’s outperformance of the benchmark. Specifically, an out-of-index exposure to high-yield bonds benefited performance most, because the group was the best-performing of the bond segments in which the Fund invests. An out-of-index stake in emerging-markets securities, which we steadily increased to roughly 17.5% of the Fund’s net assets by the end of the period, also helped because the sector outpaced the benchmark. The Fund’s high-quality foreign government holdings were heavily concentrated in securities issued in commodity-driven countries including New Zealand, Australia and Canada. These stakes aided performance primarily due to the appreciation of the countries’ respective currencies relative to the U.S. dollar. The Fund’s underweight position in U.S. government and mortgage securities helped as well, although the portfolio’s shorter duration (interest-rate sensitivity) — a direct result of our decision to short U.S. Treasury futures — was a modest detractor. Fund results were helped by holdings in Build America Bonds, which are issued by municipal issuers but are taxable securities, because the bonds rebounded strongly in 2011. It’s important to view the Fund’s currency holdings and hedges along with its security investments; losses on one can be offset by gains on the other and vice versa. For example, many of our emerging-markets holdings gained from a currency perspective, and our decisions not to hedge those currencies helped performance. Specifically, tactical management of currencies from commodity driven countries — namely Canada, Australia and New Zealand — was a plus. Futures are generally used to manage the Fund’s duration (interest rate sensitivity).

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in this Fund’s performance are interest rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Higher-yielding bonds are riskier than lower-yielding bonds and their value may fluctuate more in response to market conditions. The Fund may not be appropriate for all investors.

8	Strategic Income Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2011 with the same investment held until August 31, 2011.

	Account value	Ending value on	Expenses paid during
	on 3-1-11	8-31-11	period ended 8-31-11[1]

Class A	$1,000.00	$1,001.60	$5.90

Class C	1,000.00	997.10	9.41

Class I	1,000.00	1,003.50	4.14

Class NAV	1,000.00	1,002.90	3.74

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Strategic Income Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2011, with the same investment held until August 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value on	Expenses paid during
	on 3-1-11	8-31-11	period ended 8-31-11[1]

Class A	$1,000.00	$1,019.30	$5.95

Class C	1,000.00	1,015.80	9.50

Class I	1,000.00	1,021.10	4.18

Class NAV	1,000.00	1,021.50	3.77

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.17%, 1.87%, 0.82% and 0.74% for Class A, Class C, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Strategic Income Opportunities Fund | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	45%	Capital Preferred Securities	3%

Foreign Government Obligations	29%	Collateralized Mortgage Obligations	3%

Term Loans	4%	Convertible Bonds	2%

Common Stocks	4%	Asset-Backed Securities	1%

Preferred Securities	4%	Other	5%

Sector Composition[1,2]

Foreign Government	29%	Utilities	4%

Financials	24%	Collateralized Mortgage Obligations	3%

Consumer Discretionary	10%	Consumer Staples	2%

Industrials	5%	Health Care	2%

Energy	5%	Asset-Backed Securities	1%

Materials	5%	Information Technology	1%

Telecommunication Services	4%	Other	5%

Quality Composition[1,3]

AAA	21%

AA	4%

A	9%

BBB	9%

BB	15%

B	18%

CCC & Below	9%

Not Rated	1%

Equities	9%

Other	5%

1 As a percentage of net assets on 8-31-11.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of these sectors.

3 Ratings are from Moody’s Investor Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available from these agencies. All are as of 8-31-11 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Strategic Income Opportunities Fund	11

Fund’s investments

As of 8-31-11

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 44.50%			$1,076,759,763

(Cost $1,054,696,693)

Consumer Discretionary 7.05%				170,675,844

Auto Components 1.14%

Allison Transmission, Inc. (S)	7.125	05-15-19	$4,420,000	4,099,550

Allison Transmission, Inc. (S)	11.000	11-01-15	6,340,000	6,672,850

Allison Transmission, Inc., PIK (S)	11.250	11-01-15	5,140,400	5,243,207

Exide Technologies (S)	8.625	02-01-18	2,395,000	2,275,250

Hyva Global BV (S)	8.625	03-24-16	2,600,000	2,431,000

Lear Corp.	8.125	03-15-20	3,540,000	3,778,950

Lear Corp., Series B, Escrow Certificates (I)	8.750	12-01-16	940,000	25,850

Tenneco, Inc.	6.875	12-15-20	2,545,000	2,583,175

The Goodyear Tire & Rubber Company	10.500	05-15-16	211,000	230,781

TRW Automotive, Inc. (S)	8.875	12-01-17	340,000	370,600

Automobiles 0.10%

Chrysler Group LLC/CG Company-Issuer, Inc. (S)	8.250	06-15-21	1,605,000	1,388,325

Hyundai Capital America (S)	3.750	04-06-16	955,000	984,531

Diversified Financial Services 0.22%

Landry’s Holdings, Inc. (S)	11.500	06-01-14	5,420,000	5,325,150

Food Products 0.15%

Simmons Foods, Inc. (S)	10.500	11-01-17	4,065,000	3,709,313

Hotels, Restaurants & Leisure 1.47%

Ameristar Casinos, Inc. (S)	7.500	04-15-21	1,260,000	1,256,850

Arcos Dorados Holdings, Inc. (BRL) (D)(S)	10.250	07-13-16	6,830,000	4,365,554

CCM Merger, Inc. (S)	8.000	08-01-13	6,772,000	6,568,840

Choctaw Resort Development Enterprise (S)	7.250	11-15-19	218,000	148,785

Fontainebleau Las Vegas Holdings LLC (H)(S)	10.250	06-15-15	1,295,000	660

Great Canadian Gaming Corp. (S)	7.250	02-15-15	2,055,000	2,034,450

Jacobs Entertainment, Inc.	9.750	06-15-14	5,675,000	5,575,687

Landry’s Restaurants, Inc. (S)	11.625	12-01-15	620,000	652,550

Landry’s Restaurants, Inc.	11.625	12-01-15	1,480,000	1,557,700

Little Traverse Bay Bands of Odawa Indians (S)	9.000	08-31-20	464,000	378,160

Mandalay Resort Group	6.375	12-15-11	1,940,000	1,954,550

Mashantucket Western Pequot Tribe,
Series A (H)(S)	8.500	11-15-15	2,015,000	113,344

Mohegan Tribal Gaming Authority	7.125	08-15-14	6,100,000	3,370,250

Mohegan Tribal Gaming Authority	8.000	04-01-12	3,355,000	2,432,375

12	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Hotels, Restaurants & Leisure (continued)

Mohegan Tribal Gaming Authority (S)	11.500	11-01-17	$255,000	$249,263

Seminole Indian Tribe of Florida (S)	7.750	10-01-17	935,000	949,025

Snoqualmie Entertainment Authority (S)	9.125	02-01-15	3,360,000	3,250,800

Waterford Gaming LLC (S)	8.625	09-15-14	1,752,809	668,539

Household Durables 0.07%

Beazer Homes USA, Inc.	9.125	05-15-19	1,575,000	1,082,813

Standard Pacific Corp.	8.375	05-15-18	635,000	557,213

Media 2.99%

AMC Entertainment, Inc.	8.000	03-01-14	5,755,000	5,582,350

AMC Entertainment, Inc.	8.750	06-01-19	1,765,000	1,778,237

AMC Entertainment, Inc.	9.750	12-01-20	4,250,000	4,101,250

Cablevision Systems Corp.	8.000	04-15-20	1,715,000	1,796,463

Cablevision Systems Corp.	8.625	09-15-17	2,405,000	2,549,300

CCH II LLC/CCH II Capital Corp.	13.500	11-30-16	7,458,017	8,614,010

CCO Holdings LLC/CCO Holdings Capital Corp.	7.000	01-15-19	1,235,000	1,241,175

CCO Holdings LLC/CCO Holdings Capital Corp. (S)	7.000	01-15-19	780,000	781,950

Cinemark USA, Inc. (S)	7.375	06-15-21	2,460,000	2,380,050

Cinemark USA, Inc.	8.625	06-15-19	500,000	525,000

Citadel Broadcasting Corp. (S)	7.750	12-15-18	335,000	360,963

Clear Channel Communications, Inc.	9.000	03-01-21	1,690,000	1,360,450

Clear Channel Communications, Inc.	10.750	08-01-16	8,340,000	5,796,300

Clear Channel Communications, Inc., PIK	11.000	08-01-16	5,089,203	3,384,320

Comcast Corp.	4.950	06-15-16	805,000	904,175

CSC Holdings LLC	8.500	06-15-15	1,450,000	1,551,500

Nexstar Broadcasting, Inc.	7.000	01-15-14	230,000	225,400

Nexstar Broadcasting, Inc., PIK	7.000	01-15-14	964,997	945,697

Radio One, Inc., PIK (S)	15.000	05-24-16	717,411	676,160

Regal Cinemas Corp.	8.625	07-15-19	295,000	305,324

Regal Entertainment Group	9.125	08-15-18	1,530,000	1,545,300

Shaw Communications, Inc. (CAD) (D)	5.500	12-07-20	1,580,000	1,649,763

Shaw Communications, Inc. (CAD) (D)	5.700	03-02-17	610,000	672,931

Shaw Communications, Inc. (CAD) (D)	6.500	06-02-14	1,110,000	1,243,182

Sirius XM Radio, Inc. (S)	8.750	04-01-15	7,735,000	8,392,475

SuperMedia, Inc., Escrow Certificates (I)	8.000	11-15-16	2,015,000	0

Videotron Ltee (CAD) (D)(S)	7.125	01-15-20	1,615,000	1,684,049

Videotron Ltee (CAD) (D)	7.125	01-15-20	290,000	305,014

WMG Acquisition Corp. (S)	11.500	10-01-18	5,380,000	4,895,800

XM Satellite Radio, Inc. (S)	13.000	08-01-13	6,350,000	7,127,874

Multiline Retail 0.22%

Macy’s Retail Holdings, Inc.	7.875	08-15-36	2,755,000	3,011,631

Michaels Stores, Inc.	11.375	11-01-16	2,310,000	2,396,624

Specialty Retail 0.61%

Automotores Gildemeister SA (S)	8.250	05-24-21	6,505,000	6,602,574

Empire Today LLC/Empire Today Finance Corp. (S)	11.375	02-01-17	2,995,000	2,800,325

Gymboree Corp.	9.125	12-01-18	1,590,000	1,375,350

Hillman Group, Inc.	10.875	06-01-18	2,095,000	2,115,950

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	13

		Maturity
	Rate (%)	date	Par value	Value
Specialty Retail (continued)

Hillman Group, Inc. (S)	10.875	06-01-18	$545,000	$550,450

Sonic Automotive, Inc.	9.000	03-15-18	350,000	355,250

Toys R Us Property Company LLC	8.500	12-01-17	835,000	851,700

Textiles, Apparel & Luxury Goods 0.08%

Phillips-Van Heusen Corp.	7.375	05-15-20	1,865,000	1,953,588

Consumer Staples 2.09%				50,507,917

Beverages 0.20%

Anheuser-Busch InBev Worldwide, Inc. (BRL) (D)	9.750	11-17-15	7,218,000	4,794,921

Commercial Services & Supplies 0.15%

ARAMARK Corp.	8.500	02-01-15	3,650,000	3,768,624

Food Products 1.02%

Arcor SAIC (S)	7.250	11-09-17	785,000	828,175

B&G Foods, Inc.	7.625	01-15-18	1,860,000	1,953,000

Corp. Pesquera Inca SAC (S)	9.000	02-10-17	2,310,000	2,396,625

Del Monte Foods Company (S)	7.625	02-15-19	1,265,000	1,255,513

Grupo Bimbo SAB de CV (S)	4.875	06-30-20	2,705,000	2,841,074

JBS Finance II, Ltd. (S)	8.250	01-29-18	5,400,000	5,022,000

Marfrig Holding Europe BV (S)	8.375	05-09-18	5,434,000	4,564,560

TreeHouse Foods, Inc.	7.750	03-01-18	2,005,000	2,097,731

Viterra, Inc. (CAD) (D)	8.500	07-07-14	3,460,000	3,700,960

Household Products 0.38%

Diversey, Inc.	8.250	11-15-19	440,000	508,200

Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (S)	8.250	02-15-21	870,000	732,975

Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (S)	8.750	05-15-18	2,540,000	2,266,950

Yankee Candle Company, Inc.	8.500	02-15-15	3,920,000	3,871,000

Yankee Candle Company, Inc., Series B	9.750	02-15-17	1,120,000	1,090,600

YCC Holdings LLC/Yankee Finance, Inc., PIK (S)	10.250	02-15-16	580,000	527,800

Personal Products 0.34%

Hypermarcas SA (S)	6.500	04-20-21	7,235,000	7,025,184

Revlon Consumer Products Corp.	9.750	11-15-15	1,185,000	1,262,025

Energy 4.48%				108,495,534

Energy Equipment & Services 1.09%

Calfrac Holdings LP (S)	7.500	12-01-20	2,575,000	2,497,750

Forbes Energy Services, Ltd. (S)	9.000	06-15-19	1,955,000	1,862,138

Inkia Energy, Ltd. (S)	8.375	04-04-21	6,265,000	6,358,975

Offshore Group Investments, Ltd.	11.500	08-01-15	8,505,000	9,057,824

PHI, Inc.	8.625	10-15-18	3,880,000	3,870,300

Trinidad Drilling, Ltd. (S)	7.875	01-15-19	1,575,000	1,606,500

Weatherford International, Ltd.	9.625	03-01-19	800,000	1,072,885

Oil, Gas & Consumable Fuels 3.39%

Alpha Natural Resources, Inc.	6.000	06-01-19	635,000	620,713

Alpha Natural Resources, Inc.	6.250	06-01-21	4,880,000	4,776,300

Arch Coal, Inc. (S)	7.000	06-15-19	2,640,000	2,600,400

Arch Coal, Inc. (S)	7.250	06-15-21	3,455,000	3,403,174

14	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Oil, Gas & Consumable Fuels (continued)

Bumi Investment Pte, Ltd. (S)	10.750	10-06-17	$1,845,000	$2,029,500

Drummond Company, Inc.	7.375	02-15-16	7,705,000	7,820,575

Energy Partners, Ltd.	8.250	02-15-18	1,325,000	1,262,063

Enterprise Products Operating LLC, Series G	5.600	10-15-14	980,000	1,075,711

EV Energy Partners LP/EV Energy Finance Corp. (S)	8.000	04-15-19	2,665,000	2,611,700

Harvest Operations Corp. (S)	6.875	10-01-17	240,000	242,400

Linn Energy LLC/Linn Energy Finance Corp.	8.625	04-15-20	2,140,000	2,289,800

MarkWest Energy Partners LP/MarkWest
Energy Finance Corp.	6.500	08-15-21	1,745,000	1,779,900

McMoRan Exploration Company	11.875	11-15-14	5,375,000	5,697,500

Niska Gas Storage US LLC/Niska Gas Storage
Canada ULC	8.875	03-15-18	2,555,000	2,580,550

OGX Petroleo e Gas Participacoes SA (S)	8.500	06-01-18	7,420,000	7,438,550

Overseas Shipholding Group, Inc.	8.125	03-30-18	2,045,000	1,738,250

Pan American Energy LLC (S)	7.875	05-07-21	3,195,000	3,306,824

Pertamina Persero PT (S)	5.250	05-23-21	2,410,000	2,506,400

Pertamina Persero PT (S)	6.500	05-27-41	1,730,000	1,833,800

Petrobras International Finance Company	5.375	01-27-21	3,335,000	3,571,785

Petroleos Mexicanos	6.000	03-05-20	2,120,000	2,404,080

RDS Ultra-Deepwater, Ltd. (S)	11.875	03-15-17	5,065,000	5,330,913

Regency Energy Partners LP/Regency Energy
Finance Corp.	9.375	06-01-16	3,650,000	3,996,750

Reliance Holdings USA, Inc. (S)	4.500	10-19-20	840,000	801,441

Targa Resources Partners LP	8.250	07-01-16	1,150,000	1,201,750

Valero Energy Corp.	4.500	02-01-15	485,000	524,088

Valero Energy Corp.	6.125	02-01-20	485,000	539,757

W&T Offshore, Inc. (S)	8.500	06-15-19	4,285,000	4,285,000

Westmoreland Coal Company/
Westmoreland Partners	10.750	02-01-18	3,315,000	3,348,150

Williams Partners LP/Williams Partners
Finance Corp.	7.250	02-01-17	460,000	551,338

Financials 15.92%				385,102,762

Capital Markets 1.64%

Affinion Group Holdings, Inc.	11.625	11-15-15	3,370,000	3,285,750

Ameriprise Financial, Inc. (7.518% to
6-1-16, then 3 month LIBOR + 2.905%)	7.518	06-01-66	620,000	623,100

E*Trade Financial Corp.	6.750	06-01-16	2,530,000	2,580,600

Hongkong Land Treasury Services (Singapore)
Pte, Ltd. (SGD) (D)	3.860	12-29-17	2,500,000	2,267,751

Macquarie Group, Ltd. (S)	7.300	08-01-14	595,000	659,052

Morgan Stanley (BRL) (D)(S)	10.090	05-03-17	20,000,000	12,061,058

Morgan Stanley (BRL) (D)(S)	11.500	10-22-20	21,601,000	13,399,703

Temasek Financial I, Ltd. (SGD) (D)	3.265	02-19-20	5,250,000	4,720,208

Commercial Banks 3.20%

ANZ National International, Ltd. (SGD) (D)	2.950	07-27-15	2,750,000	2,381,852

Banco de Galicia y Buenos Aires (S)	8.750	05-04-18	5,005,000	4,904,900

Banco Safra SA (BRL) (D)(S)	10.250	08-08-16	4,440,000	2,796,093

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	15

		Maturity
	Rate (%)	date	Par value	Value
Commercial Banks (continued)

Banco Votorantim SA (BRL) (D)(S)	6.250	05-16-16	$6,700,000	$4,247,078

BanColombia SA (S)	5.950	06-03-21	4,395,000	4,526,850

Citizens Republic Bancorp, Inc.	5.750	02-01-13	3,500,000	3,159,093

First Tennessee Bank NA	5.050	01-15-15	508,000	530,330

M&I Marshall & Ilsley Bank	5.000	01-17-17	13,821,000	14,850,084

Regions Financial Corp.	7.375	12-10-37	2,885,000	2,423,400

Santander Issuances SA (6.500% to 11-15-14,
then 3 month LIBOR + 3.920%) (S)	6.500	08-11-19	1,000,000	991,459

Standard Chartered Bank (SGD) (D)	2.220	07-05-13	6,000,000	5,099,571

State Bank of India/London (S)	4.500	07-27-15	1,400,000	1,434,992

Synovus Financial Corp.	5.125	06-15-17	760,000	638,400

The Royal Bank of Scotland PLC (SGD) (D)(P)	1.871	03-31-14	7,500,000	6,185,081

The South Financial Group, Inc. (P)	1.746	09-01-37	490,000	392,000

United Community Banks, Inc./GA (S)	7.500	09-30-15	2,075,000	1,934,937

Western Alliance Bancorp	10.000	09-01-15	2,200,000	2,310,000

Wilmington Trust Corp.	4.875	04-15-13	3,650,000	3,810,881

Wilmington Trust Corp.	8.500	04-02-18	10,405,000	13,052,624

Zions Bancorporation	6.000	09-15-15	1,665,000	1,671,611

Consumer Finance 0.05%

Ford Motor Credit Company LLC	8.700	10-01-14	1,100,000	1,218,578

Diversified Financial Services 8.64%

Alfa Bank OJSC Via Alfa Bond Issuance PLC (S)	7.750	04-28-21	2,150,000	2,093,670

Banco Continental SA via Continental Trustees
Cayman, Ltd. (7.375% to 10-7-20, then
3 month LIBOR + 6.802%) (S)	7.375	10-07-40	1,625,000	1,615,214

Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA/Netherlands (NZD) (D)	5.125	03-12-13	4,156,000	3,598,212

Corp Andina de Fomento	3.750	01-15-16	2,010,000	2,049,161

Council of Europe Development Bank (AUD) (D)	5.250	05-27-13	2,760,000	2,993,033

Crown Castle Towers LLC (S)	4.883	08-15-20	2,890,000	3,017,961

Eurofima (AUD) (D)	6.000	01-28-14	8,090,000	8,936,794

European Bank for Reconstruction &
Development (BRL) (D)	9.250	09-10-12	15,860,000	10,197,065

European Investment Bank (NOK) (D)	4.250	02-04-15	70,100,000	13,512,426

European Investment Bank (AUD) (D)	5.375	05-20-14	13,665,000	14,914,953

European Investment Bank (NZD) (D)	6.500	09-10-14	3,920,000	3,553,137

European Investment Bank (NZD) (D)	7.000	01-18-12	2,550,000	2,200,855

Export-Import Bank of Korea (INR) (D)(S)	6.500	01-25-12	111,800,000	2,441,149

Forethought Financial Group, Inc. (S)	8.625	04-15-21	3,000,000	3,091,527

General Electric Capital Australia Funding Pty,
Ltd. (AUD) (D)	6.500	11-15-11	2,870,000	3,072,205

General Electric Capital Australia Funding Pty,
Ltd. (AUD) (D)	7.000	10-08-15	5,300,000	5,883,472

General Electric Capital Corp. (SEK) (D)	4.875	04-05-16	41,000,000	6,835,878

General Electric Capital Corp., Series A (NZD) (D)	7.625	12-10-14	14,055,000	12,911,181

Gruposura Finance (S)	5.700	05-18-21	3,175,000	3,234,531

GTP Acquisition Partners I LLC (S)	7.628	06-15-16	3,215,000	3,115,219

GTP Towers Issuer LLC (S)	8.112	02-15-15	2,665,000	2,745,644

16	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Diversified Financial Services (continued)

Inter-American Development Bank (INR) (D)	4.750	01-10-14	$166,600,000	$3,735,385

Inter-American Development Bank (AUD) (D)	5.375	05-27-14	5,000,000	5,481,204

Inter-American Development Bank, Series INTL
(NZD) (D)	7.250	05-24-12	9,930,000	8,688,954

Inter-American Development Bank, Series MPLE
(CAD) (D)	4.250	12-02-12	495,000	524,438

International Bank for Reconstruction &
Development (NZD) (D)	5.375	12-15-14	7,930,000	7,045,530

International Finance Corp. (AUD) (D)	7.500	02-28-13	2,515,000	2,811,983

Kreditanstalt fuer Wiederaufbau (NOK) (D)	4.000	12-15-14	39,250,000	7,520,130

Kreditanstalt fuer Wiederaufbau (AUD) (D)	5.750	05-13-15	15,350,000	16,992,841

Kreditanstalt Fuer Wiederaufbau (AUD) (D)	6.000	01-19-16	10,200,000	11,393,551

Kreditanstalt fuer Wiederaufbau (AUD) (D)	6.000	08-20-20	18,700,000	20,791,067

Kreditanstalt fuer Wiederaufbau (IDR) (D)	7.000	10-22-12	47,700,000,000	5,758,882

Lancer Finance Company SPV, Ltd. (S)	5.850	12-12-16	449,599	477,088

Local TV Finance LLC, PIK (S)	9.250	06-15-15	631,721	582,763

Nationstar Mortgage/Nationstar Capital
Corp. (S)	10.875	04-01-15	2,120,000	2,120,000

Offshore Group Investments, Ltd. (S)	11.500	08-01-15	2,500,000	2,662,500

Ono Finance II PLC (S)	10.875	07-15-19	395,000	351,550

Insurance 1.36%

American International Group, Inc. (8.175% to
5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58	13,870,000	13,770,136

Chubb Corp. (6.375% until 4-15-17, then
3 month LIBOR + 2.250%)	6.375	03-29-67	2,235,000	2,257,350

CNO Financial Group, Inc. (S)	9.000	01-15-18	3,335,000	3,468,400

Glen Meadow Pass-Through Trust (6.505% to
2-15-17, then 3 month LIBOR +2.125%) (S)	6.505	02-12-67	7,270,000	5,725,125

MetLife, Inc.	6.400	12-15-36	4,300,000	3,903,824

Symetra Financial Corp. (8.300% to 10-15-17,
then 3 month LIBOR + 4.177%) (S)	8.300	10-15-37	905,000	873,325

XL Group PLC., Series E (6.500% to 4-15-17,
then 3 month LIBOR + 2.458%) (Q)	6.500	04-15-17	3,433,000	3,029,623

Real Estate Investment Trusts 0.07%

DuPont Fabros Technology LP	8.500	12-15-17	1,630,000	1,719,650

Real Estate Management & Development 0.96%

CapitaMalls Asia Treasury, Ltd. (SGD) (D)	3.950	08-24-17	7,750,000	6,817,703

Country Garden Holdings Company (S)	11.125	02-23-18	1,190,000	1,187,025

Realogy Corp. (S)	7.875	02-15-19	2,350,000	1,950,500

Realogy Corp.	11.500	04-15-17	6,055,000	4,813,725

Realogy Corp.	12.000	04-15-17	7,586,484	6,069,187

Yanlord Land Group, Ltd. (S)	10.625	03-29-18	2,640,000	2,409,000

Health Care 1.16%				28,148,977

Biotechnology 0.05%

Giant Funding Corp. (S)	8.250	02-01-18	1,390,000	1,390,000

Health Care Equipment & Supplies 0.10%

Alere, Inc.	8.625	10-01-18	2,460,000	2,361,600

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	17

		Maturity
	Rate (%)	date	Par value	Value
Health Care Providers & Services 0.75%

BioScrip, Inc.	10.250	10-01-15	$4,516,000	$4,470,840

Community Health Systems, Inc.	8.875	07-15-15	1,020,000	1,034,025

ExamWorks Group, Inc. (S)	9.000	07-15-19	5,960,000	5,617,300

HCA, Inc.	7.500	02-15-22	2,610,000	2,583,900

HCA, Inc.	8.500	04-15-19	3,615,000	3,940,350

LifePoint Hospitals, Inc.	6.625	10-01-20	480,000	468,000

Vanguard Health Systems, Inc.	Zero	02-01-16	53,000	33,920

Pharmaceuticals 0.26%

Catalent Pharma Solutions, Inc., PIK	9.500	04-15-15	3,913,018	3,619,542

Endo Pharmaceuticals Holdings, Inc. (S)	7.250	01-15-22	2,365,000	2,412,300

Valeant Pharmaceuticals International (S)	7.000	10-01-20	240,000	217,200

Industrials 4.40%				106,483,404

Aerospace & Defense 0.25%

Bombardier, Inc. (S)	7.750	03-15-20	730,000	797,525

Colt Defense LLC/Colt Finance Corp.	8.750	11-15-17	680,000	438,600

Kratos Defense & Security Solutions, Inc.	10.000	06-01-17	2,010,000	2,065,275

TransDigm, Inc. (S)	7.750	12-15-18	2,790,000	2,838,825

Airlines 1.31%

America West Airlines 2001-1 Pass Through Trust	7.100	04-02-21	2,939,050	2,821,488

American Airlines 2011-1 Class B Pass Through
Trust (S)	7.000	01-31-18	2,771,582	2,383,561

Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01-02-23	1,634,409	1,613,978

Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08-10-22	1,894,633	1,932,525

Delta Air Lines, Inc. (S)	9.500	09-15-14	3,432,000	3,517,800

Delta Air Lines, Inc. (S)	12.250	03-15-15	1,865,000	1,972,238

Global Aviation Holdings, Inc. (H)	14.000	08-15-13	4,065,000	3,363,788

TAM Capital 3, Inc. (S)	8.375	06-03-21	4,025,000	4,004,875

TAM Capital, Inc.	7.375	04-25-17	1,430,000	1,415,700

United Air Lines 2009-1 Pass Through Trust	10.400	11-01-16	1,018,215	1,116,167

United Air Lines 2009-2A Pass Through Trust	9.750	01-15-17	1,391,820	1,579,715

United Air Lines, Inc. (S)	9.875	08-01-13	347,000	357,410

United Air Lines, Inc. (S)	12.000	11-01-13	4,610,000	4,771,350

United Air Lines, Inc.	12.750	07-15-12	726,739	759,442

Building Products 0.27%

Euramax International, Inc. (S)	9.500	04-01-16	1,085,000	933,100

Nortek, Inc. (S)	8.500	04-15-21	1,740,000	1,487,700

Nortek, Inc. (S)	10.000	12-01-18	3,340,000	3,189,700

Rearden G Holdings EINS GmbH (S)	7.875	03-30-20	490,000	507,150

Voto-Votorantim Overseas Trading Operations
NV (S)	6.625	09-25-19	330,000	347,325

Commercial Services & Supplies 0.39%

Avis Budget Car Rental LLC/Avis Budget
Finance, Inc.	9.625	03-15-18	1,655,000	1,692,238

Covanta Holding Corp.	7.250	12-01-20	5,490,000	5,585,949

Garda World Security Corp. (S)	9.750	03-15-17	2,070,000	2,121,750

18	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Construction & Engineering 0.28%

Aeropuertos Argentina 2000 SA (S)	10.750	12-01-20	$3,027,220	$3,246,693

Tutor Perini Corp.	7.625	11-01-18	3,975,000	3,537,750

Construction Materials 0.07%

Votorantim Cimentos SA (S)	7.250	04-05-41	1,705,000	1,679,425

Electrical Equipment 0.34%

Coleman Cable, Inc.	9.000	02-15-18	2,550,000	2,543,625

WPE International Cooperatief UA (S)	10.375	09-30-20	5,540,000	5,636,950

Industrial Conglomerates 0.48%

General Electric Capital Australia Funding Pty,
Ltd. (AUD) (D)	6.750	02-18-14	2,200,000	2,416,191

Grupo KUO SAB de CV (S)	9.750	10-17-17	3,502,000	3,747,140

Hutchison Whampoa International, Ltd. (S)	4.625	09-11-15	850,000	912,985

Mega Advance Investments, Ltd. (S)	5.000	05-12-21	2,395,000	2,424,921

Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-15	1,815,000	1,817,269

Smiths Group PLC (S)	7.200	05-15-19	190,000	226,128

Machinery 0.31%

American Railcar Industries, Inc.	7.500	03-01-14	1,500,000	1,488,750

Lonking Holdings, Ltd. (S)	8.500	06-03-16	3,390,000	3,220,500

Thermadyne Holdings Corp.	9.000	12-15-17	1,875,000	1,903,125

Volvo Treasury AB (S)	5.950	04-01-15	850,000	920,293

Marine 0.11%

Navios Maritime Holdings, Inc./Navios Maritime
Finance II U.S., Inc. (S)	8.125	02-15-19	2,075,000	1,691,125

Navios South American Logistics, Inc./Navios
Logistics Finance (S)	9.250	04-15-19	1,120,000	980,000

Professional Services 0.02%

CDRT Merger Sub, Inc. (S)	8.125	06-01-19	650,000	606,125

Road & Rail 0.42%

B–Corp Merger Sub, Inc. (S)	8.250	06-01-19	1,970,000	1,832,100

RailAmerica, Inc.	9.250	07-01-17	1,337,000	1,443,960

Swift Services Holdings, Inc.	10.000	11-15-18	3,115,000	3,146,150

Western Express, Inc. (S)	12.500	04-15-15	4,810,000	3,703,700

Transportation Infrastructure 0.15%

SCF Capital, Ltd. (S)	5.375	10-27-17	3,810,000	3,743,325

Information Technology 0.80%				19,286,213

Communications Equipment 0.06%

CommScope, Inc. (S)	8.250	01-15-19	995,000	985,050

EH Holding Corp. (S)	7.625	06-15-21	475,000	472,625

Computers & Peripherals 0.16%

Seagate HDD Cayman (S)	7.000	11-01-21	4,175,000	3,945,375

Electronic Equipment, Instruments & Components 0.08%

Freescale Semiconductor, Inc. (S)	9.250	04-15-18	1,745,000	1,836,613

IT Services 0.26%

Brightstar Corp. (S)	9.500	12-01-16	5,150,000	5,304,500

Equinix, Inc.	8.125	03-01-18	960,000	1,017,600

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	19

		Maturity
	Rate (%)	date	Par value	Value
Software 0.24%

First Data Corp. (S)	8.875	08-15-20	$2,735,000	$2,707,650

Vangent, Inc.	9.625	02-15-15	2,880,000	3,016,800

Materials 4.90%				118,625,358

Chemicals 0.69%

American Pacific Corp.	9.000	02-01-15	2,340,000	2,299,050

Braskem Finance, Ltd. (S)	5.750	04-15-21	1,055,000	1,060,275

Braskem Finance, Ltd. (S)	7.000	05-07-20	2,250,000	2,413,125

Braskem Finance, Ltd. (Q)(S)	7.375	10-04-15	1,495,000	1,502,475

Ferro Corp.	7.875	08-15-18	1,775,000	1,792,750

Fufeng Group, Ltd. (S)	7.625	04-13-16	6,625,000	6,095,000

Nova Chemicals Corp.	6.500	01-15-12	125,000	125,000

Rhodia SA (S)	6.875	09-15-20	1,245,000	1,453,538

Construction Materials 0.14%

China Shanshui Cement Group, Ltd. (S)	8.500	05-25-16	2,305,000	2,247,375

Vulcan Materials Company	7.500	06-15-21	1,215,000	1,195,366

Containers & Packaging 0.92%

AEP Industries, Inc. (S)	8.250	04-15-19	2,430,000	2,338,875

Ball Corp.	6.625	03-15-18	195,000	200,363

Ball Corp.	6.750	09-15-20	580,000	609,000

Berry Plastics Corp.	8.250	11-15-15	3,670,000	3,780,100

Berry Plastics Corp.	9.750	01-15-21	1,255,000	1,164,013

Cascades, Inc.	7.875	01-15-20	745,000	717,063

Graham Packaging Company LP/GPC Capital
Corp. I	8.250	01-01-17	1,670,000	1,686,700

Graham Packaging Company LP/GPC Capital
Corp. I	8.250	10-01-18	490,000	493,675

Graham Packaging Company LP/GPC Capital
Corp. I	9.875	10-15-14	375,000	380,625

Graphic Packaging International, Inc.	7.875	10-01-18	283,000	297,150

Graphic Packaging International, Inc.	9.500	06-15-17	1,810,000	1,968,375

Owens-Brockway Glass Container, Inc.	7.375	05-15-16	4,700,000	4,911,500

Packaging Dynamics Corp. (S)	8.750	02-01-16	1,320,000	1,323,300

Polymer Group, Inc. (S)	7.750	02-01-19	480,000	475,200

Pretium Packaging LLC/Pretium Finance, Inc. (S)	11.500	04-01-16	1,320,000	1,296,900

U.S. Corrugated, Inc.	10.000	06-12-13	715,000	707,850

Metals & Mining 2.24%

APERAM (S)	7.750	04-01-18	1,690,000	1,563,250

China Oriental Group Company, Ltd. (S)	7.000	11-17-17	1,865,000	1,678,500

CSN Islands XI Corp. (S)	6.875	09-21-19	510,000	545,700

CSN Islands XII Corp. (Q)(S)	7.000	09-23-15	2,050,000	2,014,125

Essar Steel Algoma, Inc. (S)	9.375	03-15-15	2,205,000	2,100,263

Gerdau Holdings, Inc. (S)	7.000	01-20-20	1,175,000	1,274,875

Gerdau Trade, Inc. (S)	5.750	01-30-21	4,610,000	4,610,000

Metinvest BV (S)	8.750	02-14-18	3,905,000	3,826,900

Midwest Vanadium Pty, Ltd. (S)	11.500	02-15-18	7,575,000	7,158,375

Rain CII Carbon LLC/CII Carbon Corp. (S)	8.000	12-01-18	10,315,000	10,315,000

Rio Tinto Finance USA, Ltd.	7.125	07-15-28	1,465,000	1,896,485

Rio Tinto Finance USA, Ltd.	9.000	05-01-19	1,150,000	1,567,994

20	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Metals & Mining (continued)

SunCoke Energy, Inc. (S)	7.625	08-01-19	$4,735,000	$4,652,138

Teck Resources, Ltd.	10.750	05-15-19	505,000	623,675

Vale Overseas, Ltd.	4.625	09-15-20	2,005,000	2,046,371

Vedanta Resources PLC (S)	8.250	06-07-21	5,888,000	5,623,040

Winsway Coking Coal Holding, Ltd. (S)	8.500	04-08-16	2,930,000	2,666,300

Paper & Forest Products 0.91%

AbitibiBowater, Inc. (S)	10.250	10-15-18	2,490,000	2,614,500

Celulosa Arauco y Constitucion SA	5.000	01-21-21	1,705,000	1,729,636

Clearwater Paper Corp.	10.625	06-15-16	195,000	213,525

Longview Fibre Paper & Packaging, Inc. (S)	8.000	06-01-16	1,530,000	1,514,700

Mercer International, Inc.	9.500	12-01-17	1,845,000	1,835,775

PE Paper Escrow GmbH (S)	12.000	08-01-14	515,000	556,200

Sappi Papier Holding GmbH (S)	6.625	04-15-21	1,050,000	934,500

Sappi Papier Holding GmbH (S)	7.500	06-15-32	4,060,000	3,451,000

Suzano Trading, Ltd. (S)	5.875	01-23-21	5,995,000	5,800,163

Verso Paper Holdings LLC/Verso Paper, Inc.	8.750	02-01-19	4,110,000	3,277,725

Telecommunication Services 2.94%				71,142,896

Communications Equipment 0.07%

Sable International Finance, Ltd. (S)	7.750	02-15-17	915,000	888,694

SingTel Group Treasury Pte, Ltd. (SGD) (D)	3.488	04-08-20	1,000,000	900,831

Diversified Telecommunication Services 1.67%

AT&T, Inc.	6.700	11-15-13	1,240,000	1,379,815

Axtel SAB de CV (S)	7.625	02-01-17	4,015,000	3,774,100

Axtel SAB de CV (S)	9.000	09-22-19	3,250,000	3,095,625

Broadview Networks Holdings, Inc.	11.375	09-01-12	1,192,000	1,025,120

Cincinnati Bell, Inc.	8.750	03-15-18	3,425,000	3,210,938

Frontier Communications Corp.	7.125	03-15-19	710,000	698,463

Frontier Communications Corp.	8.500	04-15-20	1,245,000	1,304,138

GXS Worldwide, Inc.	9.750	06-15-15	2,970,000	2,910,600

Intelsat Luxembourg SA	11.250	02-04-17	7,865,000	7,629,050

Intelsat Luxembourg SA, PIK (S)	11.500	02-04-17	2,705,000	2,627,231

Level 3 Financing, Inc.	10.000	02-01-18	540,000	544,050

Satmex Escrow SA de CV (S)	9.500	05-15-17	3,043,000	2,985,944

Virgin Media Secured Finance PLC (S)	5.250	01-15-21	1,260,000	1,367,942

West Corp.	11.000	10-15-16	6,145,000	6,344,713

Wind Acquisition Finance SA (S)	7.250	02-15-18	1,635,000	1,532,813

Wireless Telecommunication Services 1.20%

American Tower Corp.	7.000	10-15-17	1,310,000	1,523,665

CC Holdings GS V LLC/Crown Castle GS III
Corp. (S)	7.750	05-01-17	1,250,000	1,337,500

Data & Audio Visual Enterprises Wireless, Inc.
(CAD) (D)	9.500	04-29-18	2,300,000	2,172,470

Digicel Group, Ltd. (S)	8.875	01-15-15	1,680,000	1,680,000

Digicel, Ltd. (S)	8.250	09-01-17	3,630,000	3,630,000

Nextel Communications, Inc.	7.375	08-01-15	5,275,000	5,189,281

NII Capital Corp.	8.875	12-15-19	1,655,000	1,750,163

NII Capital Corp.	10.000	08-15-16	695,000	781,875

SBA Tower Trust (S)	5.101	04-15-17	1,495,000	1,592,175

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	21

		Maturity
	Rate (%)	date	Par value	Value
Wireless Telecommunication Services (continued)

Sprint Capital Corp.	8.375	03-15-12	$4,040,000	$4,161,200

Sprint Capital Corp.	8.750	03-15-32	4,980,000	5,104,500

Utilities 0.76%				18,290,858

Electric Utilities 0.52%

Appalachian Power Company	5.000	06-01-17	900,000	990,878

Centrais Eletricas do Para SA (S)	10.500	06-03-16	2,675,000	2,778,811

Cia de Eletricidade do Estado da Bahia (BRL) (D)	11.750	04-27-16	4,800,000	3,203,719

Dubai Electricity & Water Authority (S)	7.375	10-21-20	3,050,000	3,118,625

Texas Competitive Electric Holdings
Company LLC (S)	11.500	10-01-20	1,275,000	1,077,375

United Maritime Group LLC	11.750	06-15-15	1,305,000	1,314,788

Independent Power Producers & Energy Traders 0.13%

AES Andres Dominicana, Ltd./Itabo
Dominicana (S)	9.500	11-12-20	2,415,000	2,541,788

Listrindo Capital BV (S)	9.250	01-29-15	455,000	483,874

Water Utilities 0.11%

Cia de Saneamento Basico do Estado de
Sao Paulo (S)	6.250	12-16-20	2,700,000	2,781,000

Foreign Government Obligations 28.64%				$692,938,696

(Cost $647,966,830)

Argentina 0.82%				19,750,226

Provincia de Buenos Aires (S)	10.875	01-26-21	$2,585,000	2,274,800

Provincia de Buenos Aires (S)	11.750	10-05-15	3,550,000	3,514,500

Provincia de Cordoba (S)	12.375	08-17-17	2,485,000	2,453,938

Provincia de Neuquen Argentina (S)	7.875	04-26-21	5,005,000	5,030,025

Republic of Argentina	7.000	10-03-15	1,565,000	1,521,963

Republic of Argentina	8.750	06-02-17	4,955,000	4,955,000

Australia 1.65%				39,816,454

New South Wales Treasury Corp. (AUD) (D)	6.000	04-01-16	4,915,000	5,561,244

New South Wales Treasury Corp. (AUD) (D)	6.000	05-01-20	20,000,000	22,823,804

New South Wales Treasury Corp., Series 12
(AUD) (D)	6.000	05-01-12	10,571,000	11,431,406

Canada 3.75%				90,620,428

Canada Housing Trust No 1 (CAD) (S)(D)	2.750	06-15-16	4,055,000	4,304,561

Canada Housing Trust No 1 (CAD) (D)	4.600	09-15-11	5,545,000	5,668,210

Government of Canada (CAD) (D)	2.500	06-01-15	11,710,000	12,423,625

Government of Canada (CAD) (D)	3.000	12-01-15	10,535,000	11,412,719

Government of Canada (CAD) (D)	4.000	06-01-16	12,390,000	14,038,921

Ontario School Boards Financing Corp.,
Series 01A2 (CAD) (D)	6.250	10-19-16	3,815,000	4,609,360

Province of Ontario	3.150	12-15-17	3,495,000	3,722,940

Province of Ontario (CAD) (D)	4.500	03-08-15	6,000,000	6,698,581

Province of Ontario (CAD) (D)	4.750	06-02-13	4,610,000	4,984,242

Province of Ontario (NZD) (D)	6.250	06-16-15	12,870,000	11,633,073

Province of Quebec (CAD) (D)	5.250	10-01-13	5,870,000	6,464,792

Province of Quebec (NZD) (D)	6.750	11-09-15	5,060,000	4,659,404

22	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Chile 0.08%				$1,883,811

Republic of Chile	3.875	08-05-20	$1,770,000	1,883,811

Colombia 0.00%				113,630

Republic of Colombia	10.000	01-23-12	110,000	113,630

Indonesia 3.29%				79,590,639

Republic of Indonesia (S)	5.875	03-13-20	1,365,000	1,573,163

Republic of Indonesia (IDR) (D)	8.250	07-15-21	232,740,000,000	29,994,712

Republic of Indonesia (IDR) (D)	9.500	06-15-15	130,720,000,000	17,140,160

Republic of Indonesia (IDR) (D)	9.500	07-15-31	116,800,000,000	15,868,593

Republic of Indonesia (IDR) (D)	10.000	07-15-17	74,110,000,000	10,205,598

Republic of Indonesia (IDR) (D)	12.500	03-15-13	23,855,000,000	3,112,128

Republic of Indonesia (IDR) (D)	14.250	06-15-13	12,500,000,000	1,696,285

Malaysia 0.98%				23,831,983

Government of Malaysia (MYR) (D)	3.835	08-12-15	69,750,000	23,831,983

Mexico 0.87%				21,170,946

Government of Mexico	5.625	01-15-17	520,000	598,000

Government of Mexico	5.875	02-17-14	550,000	603,625

Government of Mexico (MXN) (D)	7.500	06-21-12	228,087,300	18,926,621

Government of Mexico	8.125	12-30-19	360,000	518,400

Government of Mexico, Series A	6.375	01-16-13	490,000	524,300

New Zealand 3.07%				74,167,579

Dominion of New Zealand (NZD) (D)	5.000	03-15-19	7,100,000	6,281,483

Dominion of New Zealand (NZD) (D)	6.000	05-15-21	22,000,000	20,823,733

Government of New Zealand, Series 1217
(NZD) (D)	6.000	12-15-17	50,260,000	47,062,363

Norway 1.04%				25,216,297

Government of Norway (NOK) (D)	4.500	05-22-19	17,643,000	3,702,167

Government of Norway (NOK) (D)	5.000	05-15-15	53,377,000	10,953,666

Government of Norway (NOK) (D)	6.500	05-15-13	52,700,000	10,560,464

Peru 0.06%				1,533,375

Republic of Peru	7.350	07-21-25	1,175,000	1,533,375

Philippines 3.00%				72,623,855

Republic of Philippines (PHP) (D)	4.950	01-15-21	659,000,000	15,914,957

Republic of Philippines (PHP) (D)	5.875	12-16-20	321,278,240	7,714,811

Republic of Philippines (PHP) (D)	6.250	01-14-36	895,000,000	20,611,191

Republic of Philippines (PHP) (D)	6.500	04-28-21	491,400,000	12,194,033

Republic of Philippines (PHP) (D)	8.125	12-16-35	653,520,160	16,188,863

Singapore 3.68%				88,953,140

Republic of Singapore (SGD) (D)	1.375	10-01-14	14,975,000	12,852,524

Republic of Singapore (SGD) (D)	1.625	04-01-13	11,750,000	9,990,417

Republic of Singapore (SGD) (D)	2.375	04-01-17	13,000,000	11,747,896

Republic of Singapore (SGD) (D)	2.875	07-01-15	36,650,000	33,276,727

Republic of Singapore (SGD) (D)	3.250	09-01-20	22,210,000	21,085,576

South Korea 4.08%				98,694,350

Republic of Korea (SGD) (D)	2.440	05-25-12	2,500,000	2,092,099

Republic of Korea (KRW) (D)	3.500	06-10-14	13,000,000,000	12,186,380

Republic of Korea (KRW) (D)	4.000	03-10-16	29,100,000,000	27,705,513

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	23

		Maturity
	Rate (%)	date	Par value	Value
South Korea (continued)

Republic of Korea (KRW) (D)	4.250	06-10-21	$14,200,000,000	$13,740,412

Republic of Korea	4.375	08-10-15	485,000	511,494

Republic of Korea (KRW) (D)	5.000	06-10-20	14,205,000,000	14,463,242

Republic of Korea, Series 1212 (KRW) (D)	4.250	12-10-12	6,535,000,000	6,182,024

Republic of Korea, Series 1809 (KRW) (D)	5.750	09-10-18	20,780,000,000	21,813,186

Sweden 2.06%				49,936,381

Kingdom of Sweden (SEK) (D)	3.750	08-12-17	93,075,000	16,149,243

Kingdom of Sweden (SEK) (D)	4.500	08-12-15	74,800,000	13,070,390

Kingdom of Sweden, Series 1047 (SEK) (D)	5.000	12-01-20	67,615,000	13,237,677

Svensk Exportkredit AB (NZD) (D)	7.625	06-30-14	8,075,000	7,479,071

Turkey 0.08%				1,908,500

Republic of Turkey	6.750	05-30-40	1,735,000	1,908,500

Ukraine 0.13%				3,127,102

City of Kyiv Via Kyiv Finance PLC (S)	9.375	07-11-16	1,245,000	1,196,333

Government of Ukraine (S)	6.580	11-21-16	515,000	516,288

Government of Ukraine (S)	7.950	02-23-21	1,365,000	1,414,481

Capital Preferred Securities 3.28%				$79,282,487

(Cost $81,362,814)

Financials 3.28%				79,282,487

Commercial Banks 2.66%

Banponce Trust I, Series A	8.327	02-01-27	$750,000	555,037

BB&T Capital Trust IV (6.820% to 6-12-37 then
3 month LIBOR + 2.110% quarterly or
1 month LIBOR + 2.108%)	6.820	06-12-57	1,175,000	1,176,469

Cullen/Frost Capital Trust II (P)	1.876	03-01-34	3,479,000	2,827,975

Fifth Third Capital Trust IV (6.500% to
4-15-17 then 3 month LIBOR + 1.368%)	6.500	04-15-37	8,028,000	7,445,970

First Midwest Capital Trust I, Series B	6.950	12-01-33	1,155,000	1,019,288

First Tennessee Capital II	6.300	04-15-34	2,879,000	2,648,680

Keycorp Capital VII	5.700	06-15-35	2,515,000	2,424,450

M&T Capital Trust II	8.277	06-01-27	1,630,000	1,632,427

M&T Capital Trust III	9.250	02-01-27	480,000	515,906

PNC Financial Services Group, Inc. (Q)	6.750	08-01-21	4,515,000	4,375,532

Regions Financing Trust II (6.625% to 5-15-27,
then 3 month LIBOR 1.290%)	6.625	05-15-47	7,600,000	6,365,000

Republic New York Capital I	7.750	11-15-26	420,000	415,800

SunTrust Capital VIII (6.100% to 12-15-36,
then 1 month LIBOR + 1.965%)	6.100	12-15-36	4,070,000	3,947,900

SunTrust Preferred Capital I (5.853% to
12-15-11, then 3 month LIBOR + 0.645%) (Q)	5.853	12-15-11	9,340,000	6,946,625

The South Financial Group, Inc. (1.630% to
12-15-12, then 1 month LIBOR + 1.320%)	1.567	09-15-37	2,200,000	1,760,000

Wachovia Capital Trust III (Q)	5.570	10-13-11	16,635,000	14,555,625

Wells Fargo Capital XV (9.750% to 9-26-13,
then 3 month LIBOR + 5.830%) (Q)	9.750	10-03-11	5,640,000	5,823,300

Consumer Finance 0.08%

North Fork Capital Trust II	8.000	12-15-27	1,865,000	1,846,350

24	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Diversified Financial Services 0.54%

Citigroup Capital XXI (8.300% to 12-21-37,
then 3 month LIBOR + 4.170%)	8.300	12-21-57	$1,690,000	$1,690,000

JPMorgan Chase Capital XXIII (1.261% to
5-15-47, then 3 month LIBOR + 2.030%)	1.286	05-15-47	9,746,000	6,726,718

JPMorgan Chase Capital XXII	6.450	02-02-37	4,197,000	4,147,685

Susquehanna Capital II	11.000	03-23-40	415,000	435,750

Convertible Bonds 2.40%				$58,067,459

(Cost $62,813,150)

Consumer Discretionary 0.68%				16,340,371

Automobiles 0.41%

Ford Motor Company	4.250	11-15-16	$6,965,000	9,994,775

Household Durables 0.13%

D.R. Horton, Inc.	2.000	05-15-14	660,000	699,600

Lennar Corp. (S)	2.750	12-15-20	2,500,000	2,406,250

Media 0.14%

XM Satellite Radio, Inc. (S)	7.000	12-01-14	2,509,000	3,239,746

Consumer Staples 0.04%				1,037,400

Tobacco 0.04%

Alliance One International, Inc.	5.500	07-15-14	1,120,000	1,037,400

Energy 0.25%				5,998,945

Oil, Gas & Consumable Fuels 0.25%

Chesapeake Energy Corp.	2.250	12-15-38	3,445,000	3,066,050

Chesapeake Energy Corp.	2.500	05-15-37	660,000	689,700

James River Coal Company (S)	3.125	03-15-18	3,011,000	2,243,195

Financials 0.53%				12,841,535

Capital Markets 0.21%

Ares Capital Corp. (S)	5.750	02-01-16	3,550,000	3,510,063

Janus Capital Group, Inc.	3.250	07-15-14	955,000	937,094

MF Global Holdings, Ltd.	1.875	02-01-16	775,000	659,719

Insurance 0.09%

Old Republic International Corp.	3.750	03-15-18	2,345,000	2,192,575

Real Estate Investment Trusts 0.23%

Developers Diversified Realty Corp.	1.750	11-15-40	2,500,000	2,459,375

Dundee International (CAD) (D)	5.500	07-31-18	1,095,000	1,109,871

Prologis LP	3.250	03-15-15	600,000	621,750

Transglobe Apartment Real Estate Investment
Trust (CAD) (D)	5.400	09-30-18	1,370,000	1,329,150

Thrifts & Mortgage Finance 0.00%

The PMI Group, Inc.	4.500	04-15-20	75,000	21,938

Health Care 0.15%				3,572,184

Biotechnology 0.12%

Dendreon Corp.	2.875	01-15-16	3,029,000	2,302,040

Gilead Sciences, Inc.	1.000	05-01-14	455,000	499,931

Health Care Equipment & Supplies 0.03%

Teleflex, Inc.	3.875	08-01-17	690,000	770,213

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	25

		Maturity
	Rate (%)	date	Par value	Value
Industrials 0.22%				$5,277,560

Airlines 0.21%

Continental Airlines, Inc.	4.500	01-15-15	$910,000	1,110,200

United Continental Holdings, Inc.	4.500	06-30-21	4,432,000	3,900,160

Trading Companies & Distributors 0.01%

United Rentals, Inc.	4.000	11-15-15	160,000	267,200

Information Technology 0.30%				7,278,563

Internet Software & Services 0.25%

Equinix, Inc.	4.750	06-15-16	4,505,000	6,025,438

Software 0.05%

Electronic Arts, Inc. (S)	0.750	07-15-16	1,250,000	1,253,125

Materials 0.03%				849,063

Containers & Packaging 0.03%

Owens-Brockway Glass Container, Inc. (S)	3.000	06-01-15	950,000	849,063

Telecommunication Services 0.20%				4,871,838

Wireless Telecommunication Services 0.20%

Clearwire Communications LLC/Clearwire
Finance, Inc. (S)	8.250	12-01-40	6,935,000	4,871,838

Municipal Bonds 0.71%				$17,156,509

(Cost $15,729,075)

California 0.28%				6,731,774

City of Long Beach	7.282	11-01-30	$480,000	484,238

County of Siskiyou	6.100	06-01-37	760,000	694,055

Modesto Irrigation District Financing Authority	7.204	10-01-40	1,220,000	1,367,913

Oakland Redevelopment Agency	9.250	09-01-41	3,000,000	3,193,200

State of California	6.200	10-01-19	845,000	992,368

District of Columbia 0.07%				1,579,558

Metropolitan Washington Airports Authority,
Series D	8.000	10-01-47	1,505,000	1,579,558

Florida 0.05%				1,117,300

Florida Governmental Utility Authority	7.084	10-01-40	1,000,000	1,117,300

Georgia 0.10%				2,304,510

Municipal Electric Authority of Georgia	7.055	04-01-57	2,280,000	2,304,510

Nevada 0.02%				547,177

County of Clark	6.000	07-01-28	530,000	547,177

Ohio 0.13%				3,243,433

American Municipal Power, Inc.	8.084	02-15-50	2,450,000	3,243,433

Texas 0.04%				1,055,072

Dallas-Fort Worth International Airport
Facilities Improvement	7.000	01-01-16	1,015,000	1,055,072

Washington 0.02%				577,685

Washington State Convention Center Public
Facilities District	6.790	07-01-40	505,000	577,685

26	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Term Loans (M) 3.81%				$92,325,805

(Cost $99,806,961)

Consumer Discretionary 1.55%				37,511,884

Hotels, Restaurants & Leisure 0.83%

Caesars Entertainment Operating
Company, Inc.	4.503	01-26-18	$6,775,000	5,572,438

CCM Merger, Inc.	7.000	03-01-17	950,505	921,990

Harrah’s Las Vegas Propco LLC (T)	—	02-13-13	10,530,000	8,160,750

Kalispel Tribal Economic Authority	7.500	02-22-17	3,900,000	3,588,000

Las Vegas Sands LLC	2.720	11-23-16	1,946,825	1,799,596

Media 0.64%

Clear Channel Communications, Inc.	3.871	01-28-16	4,880,635	3,684,879

Dex Media West LLC	7.000	10-24-14	542,624	396,116

Hubbard Broadcasting, Inc.	8.750	04-30-18	400,000	384,000

Mood Media Corp.	7.000	04-30-18	1,790,000	1,696,025

Mood Media Corp.	10.250	10-31-18	640,000	611,200

Primedia, Inc.	7.500	01-12-18	8,005,000	7,664,788

Vertis, Inc.	11.750	12-31-15	1,488,968	1,176,284

Specialty Retail 0.08%

Michaels Stores, Inc.	2.500	10-31-13	1,965,129	1,855,818

Consumer Staples 0.07%				1,667,045

Personal Products 0.07%

Revlon Consumer Products Corp.	4.750	11-17-17	1,735,000	1,667,045

Financials 0.22%				5,444,281

Real Estate Investment Trusts 0.07%

iStar Financial, Inc.	7.000	06-30-14	1,875,000	1,803,906

Real Estate Management & Development 0.15%

Realogy Corp.	3.272	10-10-13	3,980,000	3,273,550

Realogy Corp.	13.500	10-15-17	365,000	366,825

Health Care 0.28%				6,689,305

Health Care Providers & Services 0.28%

Cardinal Health, Inc.	2.471	04-10-14	3,090,359	2,649,983

Community Health Systems, Inc.	2.569	07-25-14	2,009,978	1,866,767

National Mentor Holdings, Inc.	7.000	02-09-17	2,468,812	2,172,555

Industrials 0.72%				17,395,310

Aerospace & Defense 0.13%

Hawker Beechcraft Acquisition Company LLC	2.224	03-26-14	4,001,144	2,894,159

Hawker Beechcraft Acquisition Company LLC	2.246	03-26-14	247,421	178,968

Airlines 0.45%

Delta Air Lines, Inc.	5.500	04-20-17	4,700,000	4,351,415

US Airways Group, Inc.	2.721	03-21-14	7,979,653	6,656,363

Trading Companies & Distributors 0.14%

Bourland & Leverich Supply Company LLC	11.000	08-13-15	1,309,000	1,364,633

Travelport LLC	4.746	08-21-15	2,122,200	1,949,772

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	27

		Maturity
	Rate (%)	date	Par value	Value
Information Technology 0.13%				$3,245,348

Software 0.13%

First Data Corp.	2.967	09-24-14	$370,139	326,648

First Data Corp.	4.217	03-23-18	3,478,092	2,918,700

Materials 0.15%				3,678,668

Containers & Packaging 0.15%

Consolidated Container Company LLC	5.750	09-28-14	4,450,000	3,678,668

Telecommunication Services 0.52%				12,638,105

Diversified Telecommunication Services 0.52%

Intelsat Jackson Holdings SA	3.246	02-02-14	4,000,000	3,640,000

Intelsat Jackson Holdings SA	5.250	04-02-18	3,481,275	3,321,718

LightSquared LP	12.000	10-01-14	3,877,597	2,869,422

Unitek Global Services	9.000	04-16-18	2,793,000	2,806,965

Utilities 0.17%				4,055,859

Electric Utilities 0.17%

Texas Competitive Electric Holdings
Company LLC	3.706	10-10-14	2,703,906	2,068,488

Texas Competitive Electric Holdings
Company LLC	4.740	10-10-17	2,703,906	1,987,371

Collateralized Mortgage Obligations 2.96%				$71,611,060

(Cost $72,260,000)

Commercial & Residential 2.44%				59,006,853

American Home Mortgage Assets
Series 2006-6, Class XP IO	2.481	12-25-46	$12,832,092	777,004

American Tower Trust
Series 2007-1A, Class C (S)	5.615	04-15-37	430,000	458,022

Bear Stearns Alt-A Trust
Series 2004-12 1A1 (P)	0.568	01-25-35	2,202,079	1,920,891

Bear Stearns Alt-A Trust
Series 2004-13, Class A1 (P)	0.958	11-25-34	5,055,256	4,440,547

Chase Mortgage Finance Corp.
Series 2007-A1, Class 2A1 (P)	2.753	02-25-37	2,368,610	2,264,419

Countrywide Alternative Loan Trust
Series 2006-OA12, Class X IO	2.667	09-20-46	8,797,117	579,885

Downey Savings & Loan Association
Mortgage Loan Trust
Series 2005-AR2, Class X2 IO (P)	2.554	03-19-45	50,827,311	2,103,941

Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class A4 (P)	6.074	07-10-38	5,115,000	5,567,483

GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1 (P)	2.722	09-25-35	3,268,465	2,767,344

Harborview Mortgage Loan Trust
Series 2005-2, Class X IO (P)	2.342	05-19-35	21,287,371	1,124,354

Harborview Mortgage Loan Trust
Series 2005-8, Class 1X IO (P)	2.339	09-19-35	8,560,199	416,404

Harborview Mortgage Loan Trust
Series 2007-3, Class ES IO	0.350	05-19-47	16,874,888	111,374

Harborview Mortgage Loan Trust
Series 2007-4, Class ES IO (P)	0.350	07-19-47	20,943,398	114,351

28	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Commercial & Residential (continued)

Harborview Mortgage Loan Trust
Series 2007-6, Class ES IO (S)	0.342	08-19-37	$14,084,054	$90,842

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.247	10-25-36	22,692,079	1,118,946

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO	1.923	10-25-36	23,436,108	1,137,354

JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2006-LDP7, Class AM (P)	6.074	04-15-45	4,461,000	4,252,720

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class AM	5.413	09-15-39	5,120,000	4,761,006

Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2006-3, Class A4 (P)	5.414	07-12-46	2,985,000	3,238,770

MLCC Mortgage Investors, Inc.	0.820	11-25-29	1,889,148	1,755,123

Morgan Stanley Capital I
Series 2007-IQ13, Class A4	5.364	03-15-44	2,725,000	2,883,267

Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (P)	2.535	10-25-34	2,216,283	1,870,620

Morgan Stanley Mortgage Loan Trust
Series 2004-9, Class 1A (P)	5.889	11-25-34	1,625,223	1,572,309

Structured Asset Securities Corp.
Series 2003-7A, Class 3A6 (P)	2.548	12-25-33	2,766,918	2,498,662

WaMu Mortgage Pass Through Certificates
Series 2005-AR13, Class X IO	1.615	10-25-45	147,447,965	6,973,714

WaMu Mortgage Pass Through Certificates
Series 2005-AR13, Class B1 (P)	0.818	10-25-45	1,853,599	299,896

WaMu Mortgage Pass Through Certificates
Series 2005-AR6, Class B1 (P)	0.818	04-25-45	3,011,165	386,287

Wells Fargo Mortgage Backed Securities Trust
Series 2004-Z, Class 2A1 (P)	2.732	12-25-34	1,487,441	1,354,852

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR5, Class 1A1 (P)	5.103	04-25-35	2,439,890	2,166,466

U.S. Government Agency 0.52%				12,604,207

Federal National Mortgage Association
Series 398, Class C3 IO	4.500	05-25-39	3,521,405	549,462

Federal National Mortgage Association
Series 402, Class 3 IO	4.000	11-25-39	2,718,306	579,168

Federal National Mortgage Association
Series 402, Class 4 IO	4.000	10-25-39	4,698,630	1,024,125

Federal National Mortgage Association
Series 402, Class 7 IO	4.500	11-25-39	6,453,178	1,119,582

Federal National Mortgage Association
Series 406, Class 3 IO	4.000	01-25-41	14,399,554	2,758,750

Federal National Mortgage Association
Series 407, Class 4 IO	4.500	03-25-41	20,433,099	3,379,770

Federal National Mortgage Association
Series 407, Class 7 IO	5.000	03-25-41	10,956,810	2,101,017

Federal National Mortgage Association
Series 407, Class 8 IO	5.000	03-25-41	5,073,541	1,092,333

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	29

		Maturity
	Rate (%)	date	Par value	Value
Asset Backed Securities 0.78%				$18,772,714

(Cost $17,881,317)

Asset Backed Securities 0.78%				18,772,714

Aircraft Certificate Owner Trust
Series 2003-1A, Class E (S)	7.001	09-20-22	$1,225,000	1,108,625

Dominos Pizza Master Issuer LLC
Series 2007-1, Class M1 (S)	7.629	04-25-37	4,090,000	4,171,800

Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2 (S)	5.261	04-25-37	6,018,000	6,063,135

Ford Auto Securitization Trust
Series 2010-R3A, Class A1 (CAD) (D)(S)	1.926	06-15-13	1,491,588	1,524,989

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	5,781,313	5,904,165

			Shares	Value
Preferred Securities 3.80%				$92,016,604

(Cost $100,114,254)

Consumer Discretionary 0.30%				7,195,963

Automobiles 0.12%

General Motors Company, Series B, 4.750%			70,778	2,821,919

Hotels, Restaurants & Leisure 0.18%

Greektown Superholdings, Inc. (I)			58,712	4,374,044

Energy 0.13%				3,208,950

Oil, Gas & Consumable Fuels 0.13%

Apache Corp., Series D, 6.000%			55,222	3,208,950

Financials 2.97%				71,985,038

Commercial Banks 1.46%

BancorpSouth Capital Trust I, 8.150%			83,600	2,152,700

HSBC USA, Inc., 6.500%			211,925	5,281,171

Regions Financing Trust III, 8.875%			48,831	1,239,331

SunTrust Capital IX, 7.875%			303,500	7,742,285

Wells Fargo & Company, Series L, 7.500%			6,150	6,401,966

Zions Bancorporation, Series C, 9.500%			498,200	12,654,280

Diversified Financial Services 0.61%

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%), 7.875%			257,710	6,710,768

Citigroup, Inc., 7.500%			60,480	5,722,013

GMAC Capital Trust I (8.125% to 2-15-16,
then 3 month LIBOR + 5.785%), 8.125%			108,375	2,313,806

Insurance 0.58%

Calenergy Capital Trust III, 6.500%			28,900	1,410,320

Hartford Financial Services Group, Inc., Series F, 7.250%			75,800	1,645,618

MetLife, Inc., 5.000%			167,289	10,949,065

Real Estate Investment Trusts 0.32%

FelCor Lodging Trust, Inc., Series A, 1.950%			153,623	3,464,199

Strategic Hotels & Resorts, Inc., Series C, 8.250%			160,775	4,297,516

30	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Utilities 0.40%		$9,626,653

Electric Utilities 0.40%

PPL Corp., 8.750%	175,990	9,626,653

Common Stocks 3.82%		$92,435,070

(Cost $87,470,798)

Consumer Discretionary 0.29%		6,953,230

Hotels, Restaurants & Leisure 0.01%

Greektown Superholdings, Inc. (I)	3,048	227,076

Media 0.28%

Charter Communications, Inc., Class A (I)	84,100	4,194,908

Citadel Broadcasting Corp., Class A (I)	3,927	125,468

Citadel Broadcasting Corp., Class B (I)	26,708	854,656

Vertis Holdings, Inc.	110,794	1,551,122

Energy 0.24%		5,968,161

Oil, Gas & Consumable Fuels 0.24%

OGX Petroleo e Gas Participacoes SA (I)	552,232	3,978,957

YPF SA ADR	50,449	1,989,204

Financials 0.50%		12,062,034

Capital Markets 0.13%

Apollo Investment Corp.	86,984	790,685

Ares Capital Corp.	153,366	2,332,697

Commercial Banks 0.10%

Talmer Bank & Trust Company (I)(R)	372,222	2,519,472

Real Estate Investment Trusts 0.27%

Dundee International	55,606	568,949

Homburg Canada Real Estate Investment Trust	294,126	3,447,939

Plum Creek Timber Company, Inc.	31,969	1,213,863

Weyerhaeuser Company	65,914	1,188,429

Health Care 0.11%		2,643,844

Pharmaceuticals 0.11%

Johnson & Johnson	40,180	2,643,844

Telecommunication Services 0.47%		11,364,072

Diversified Telecommunication Services 0.47%

AT&T, Inc.	195,821	5,576,981

Verizon Communications, Inc.	159,997	5,787,091

Utilities 2.21%		53,443,729

Electric Utilities 0.73%

Entergy Corp.	90,435	5,897,266

FirstEnergy Corp.	134,776	5,963,838

Progress Energy, Inc.	119,351	5,824,329

Multi-Utilities 1.48%

Alliant Energy Corp.	148,433	6,021,927

Consolidated Edison, Inc.	102,358	5,753,543

DTE Energy Company	117,918	5,961,934

NSTAR	132,581	6,061,603

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	31

	Shares	Value
Multi-Utilities (continued)

OGE Energy Corp.	121,840	$6,098,092

Xcel Energy, Inc.	237,584	5,861,197

Warrants 0.05%		$1,198,732

(Cost $862,937)

Citadel Broadcasting Corp. (Expiration Date: 6-3-30;
Strike Price: $0.001) (I)	37,519	1,198,732

Issuer	Notional par	Value
Options Purchased 0.08%		$1,974,993

(Cost $8,073,100)

Call Options 0.02%		486,560

Over the Counter Purchase Call on the USD vs. JPY (Expiration Date:
12-20-11; Strike Price $81; Counterparty: UBS Securities LLC) (I)	80,000,000	486,560

Put Options 0.06%		1,488,433

Over the Counter Purchase Put on the EUR vs. USD (Expiration Date:
9-30-11; Strike Price $1.28; Counterparty: Morgan Stanley &
Company, Inc.) (I)	102,400,000	68,813

Over the Counter Purchase Put on the EUR vs. USD (Expiration Date:
11-10-11; Strike Price $1.38; Counterparty: Morgan Stanley &
Company, Inc.) (I)	80,000,000	1,208,385

Over the Counter Purchase Put on the GBP vs. USD (Expiration Date:
9-23-11; Strike Price $1.53; Counterparty: State Street
Global Markets) (I)	80,000,000	94,931

Over the Counter Purchase Put on the JPY vs. USD (Expiration Date:
9-28-11; Strike Price $87; Counterparty: Morgan Stanley &
Company, Inc.) (I)	80,000,000	37,680

Over the Counter Purchase Put on the USD vs. CAD (Expiration Date:
9-30-11; Strike Price $0.94; Counterparty: Morgan Stanley &
Company, Inc.) (I)	78,000,000	78,624

Total investments (Cost $2,249,037,929)† 94.83%	$2,294,539,892

Other assets and liabilities, net 5.17%		$125,109,406

Total net assets 100.00%	$2,419,649,298

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

32	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

Currency abbreviations
AUD — Australian Dollar	KRW — Korean Won
BRL — Brazilian Real	MYR — Maylaysian Ringgit
CAD — Canadian Dollar	MXN — Mexican Peso
EUR — Euro	NOK — Norwegian Krone
GBP — Pound Sterling	NZD — New Zealand Dollar
IDR — Indonesian Rupiah	PHP — Philippines Peso
INR — Indian Rupee	SEK — Swedish Krona
JPY — Japanese Yen	SGD — Singapore Dollar

ADR American Depositary Receipts

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

LIBOR London Interbank Offered Rate

PIK Payment-in-kind

(D) Par value of foreign bonds is expressed in local currency as shown parenthetically in security description.

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

Value as a
	Original		Beginning	Ending	percentage
	Acquisition	Acquisition	share	share	of Fund’s	Value as of
Issuer, description	date	cost	amount	amount	net assets	8-31-11

Talmer Bank and Trust	4-30-10	$2,233,332	372,222	372,222	0.10%	$2,519,472
Company (formerly
First Michigan Bank)

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $526,563,537 or 21.76% of the Fund’s net assets as of 8-31-11.

(T) All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

† At 8-31-11, the aggregate cost of investment securities for federal income tax purposes was $2,254,891,301. Net unrealized appreciation aggregated $39,648,591, of which $112,532,151 related to appreciated investment securities and $72,883,560 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of net assets on 8-31-11:

United States	46%
Canada	5%
Indonesia	4%
Singapore	4%
South Korea	4%
Australia	3%
Germany	3%
New Zealand	3%
Philippines	3%
Cayman Islands	2%
Brazil	2%
Luxembourg	2%
Mexico	2%
Sweden	2%
Other Countries	10%
Other	5%

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	33

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $2,249,037,929)	$2,294,539,892
Cash	108,072,958
Foreign currency, at value (Cost $861,604)	874,204
Cash held at broker for futures contracts	3,578,400
Receivable for investments sold	18,065,440
Receivable for fund shares sold	10,226,113
Receivable for forward foreign currency exchange contracts (Note 3)	56,618,087
Dividends and interest receivable	36,470,395
Receivable for futures variation margin	16,274
Receivable due from adviser	41,931
Other receivables and prepaid expenses	85,408

Total assets	2,528,589,102

Liabilities

Payable for investments purchased	18,105,793
Payable for forward foreign currency exchange contracts (Note 3)	87,318,057
Payable for fund shares repurchased	2,366,508
Distributions payable	493,304
Payable to affiliates
Accounting and legal services fees	41,957
Transfer agent fees	149,523
Trustees’ fees	171
Other liabilities and accrued expenses	464,491

Total liabilities	108,939,804

Net assets

Capital paid-in	$2,417,703,595
Undistributed net investment income	14,489,309
Accumulated net realized gain (loss) on investments, futures contracts,
written options and foreign currency transactions	(27,495,907)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	14,952,301

Net assets	$2,419,649,298

34	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($636,392,181 ÷ 59,226,742 shares)	$10.75
Class C ($167,811,929 ÷ 15,617,697 shares)[1]	$10.74
Class I ($441,852,551 ÷ 41,118,974 shares)	$10.75
Class NAV ($1,173,592,637 ÷ 109,261,986 shares)	$10.74

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$11.26

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	35

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 8-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$99,138,048
Dividends	5,384,936
Less foreign taxes withheld	(863,496)

Total investment income	103,659,488

Expenses

Investment management fees (Note 5)	10,547,421
Distribution and service fees (Note 5)	1,919,347
Accounting and legal services fees (Note 5)	203,986
Transfer agent fees (Note 5)	875,753
Trustees’ fees (Note 5)	12,132
State registration fees (Note 5)	82,942
Printing and postage (Note 5)	61,078
Professional fees	112,504
Custodian fees	768,671
Registration and filing fees	137,722
Other	15,703

Total expenses before reductions and amounts recaptured	14,737,259
Net expense reductions and amounts recaptured (Note 5)	(313,910)

Total expenses	14,423,349

Net investment income	89,236,139

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	15,663,070
Futures contracts (Note 3)	(21,667,978)
Written options (Note 3)	3,454,523
Foreign currency transactions	(1,576,574)

(4,126,959)
Change in net unrealized appreciation (depreciation) of
Investments	17,831,098
Futures contracts (Note 3)	99,127
Translation of assets and liabilities in foreign currencies	(25,290,495)

(7,360,270)

Net realized and unrealized loss	(11,487,229)

Increase in net assets from operations	$77,748,910

36	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	8-31-11	8-31-10

Increase (decrease) in net assets

From operations
Net investment income	$89,236,139	$44,265,017
Net realized gain (loss)	(4,126,959)	7,084,957
Change in net unrealized appreciation (depreciation)	(7,360,270)	30,914,245

Increase in net assets resulting from operations	77,748,910	82,264,219

Distributions to shareholders
From net investment income
Class A	(19,822,487)	(1,559,010)
Class C	(4,645,631)	(463,422)
Class I	(12,254,596)	(767,957)
Class NAV	(63,693,567)	(41,644,611)

Total distributions	(100,416,281)	(44,435,000)

From Fund share transactions (Note 6)	1,612,403,369	341,592,467

Total increase	1,589,735,998	379,421,686

Net assets

Beginning of year	829,913,300	450,491,614

End of year	$2,419,649,298	$829,913,300

Undistributed net investment income	$14,489,309	$9,213,630

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	37

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	8-31-11	8-31-10[1]

Per share operating performance

Net asset value, beginning of year	$10.53	$10.25
Net investment income[2]	0.58	0.43
Net realized and unrealized gain on investments	0.34	0.33
Total from investment operations	0.92	0.76
Less distributions
From net investment income	(0.70)	(0.48)
Net asset value, end of year	$10.75	$10.53
Total return (%)[3]	8.80[4]	7.53[4,5]

Ratios and supplemental data

Net assets, end of year (in millions)	$636	$120
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.23	1.26[6]
Expenses including reductions and amounts recaptured	1.17	1.17[6]
Net investment income	5.28	6.33[6]
Portfolio turnover (%)	40	49[7]

1 The inception date for Class A shares is 1-4-10.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

CLASS C SHARES Period ended	8-31-11	8-31-10[1]

Per share operating performance

Net asset value, beginning of year	$10.53	$10.25
Net investment income[2]	0.50	0.38
Net realized and unrealized gain on investments	0.33	0.33
Total from investment operations	0.83	0.71
Less distributions
From net investment income	(0.62)	(0.43)
Net asset value, end of year	$10.74	$10.53
Total return (%)[3]	7.93[4]	6.99[4,5]

Ratios and supplemental data

Net assets, end of year (in millions)	$168	$38
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.95	1.99[6]
Expenses including reductions and amounts recaptured	1.87	1.87[6]
Net investment income	4.57	5.63[6]
Portfolio turnover (%)	40	49[7]

1 The inception date for Class C shares is 1-4-10.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

38	Strategic Income Opportunities Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	8-31-11	8-31-10[1]

Per share operating performance

Net asset value, beginning of year	$10.54	$10.25
Net investment income[2]	0.61	0.46
Net realized and unrealized gain on investments	0.34	0.33
Total from investment operations	0.95	0.79
Less distributions
From net investment income	(0.74)	(0.50)
Net asset value, end of year	$10.75	$10.54
Total return (%)	9.09[3]	7.83[3,4]

Ratios and supplemental data

Net assets, end of year (in millions)	$442	$40
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.82	0.85[5]
Expenses including reductions and amounts recaptured	0.82	0.85[5]
Net investment income	5.57	6.69[5]
Portfolio turnover (%)	40	49[6]

1 The inception date for Class I shares is 1-4-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

CLASS NAV SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08	8-31-07

Per share operating performance

Net asset value, beginning of year	$10.53	$9.76	$10.02	$10.06	$10.06
Net investment income[1]	0.64	0.80	0.69[2]	0.62	0.51
Net realized and unrealized gain (loss) on investments	0.32	0.77	0.17	(0.25)	(0.12)
Total from investment operations	0.96	1.57	0.86	0.37	0.39
Less distributions
From net investment income	(0.75)	(0.80)	(1.04)	(0.41)	(0.39)
From net realized gain	—	—	(0.08)	—	—
Total distributions	(0.75)	(0.80)	(1.12)	(0.41)	(0.39)
Net asset value, end of year	$10.74	$10.53	$9.76	$10.02	$10.06
Total return (%)	9.17[3]	16.55[3]	10.67	3.67	4.01

Ratios and supplemental data

Net assets, end of year (in millions)	$1,174	$633	$450	$463	$423
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.79	0.83[2]	0.76	0.78
Expenses net of fee waivers and credits	0.74	0.79	0.83[2]	0.76	0.78
Net investment income	5.84	7.75	7.81[2]	6.03	5.15
Portfolio turnover (%)	40	49	55	55	97

1 Based on the average daily shares outstanding.
2 Includes tax expense, which was 0.07% of average net assets. This expense decreased the net investment income by $0.01 per share and the net investment income ratio by 0.07%.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements	Annual report | Strategic Income Opportunities Fund	39

Notes to financial statements

Note 1 — Organization

John Hancock Strategic Income Opportunities Fund (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek to maximize total return consisting of current income and capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are open to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40	Strategic Income Opportunities Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of August 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 8-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$1,076,759,763	—	$1,064,214,863	$12,544,900
Foreign Government
Obligations	692,938,696	—	692,938,696	—
Capital Preferred Securities	79,282,487	—	77,522,487	1,760,000
Convertible Bonds	58,067,459	—	55,628,438	2,439,021
Municipal Bonds	17,156,509	—	17,156,509	—
Term Loans	92,325,805	—	92,325,805	—
Collateralized Mortgage
Obligations	71,611,060	—	70,407,353	1,203,707
Asset Backed Securities	18,772,714	—	17,664,089	1,108,625
Preferred Securities	92,016,604	$87,642,560	—	4,374,044
Common Stocks	92,435,070	88,137,400	—	4,297,670
Warrants	1,198,732	1,198,732	—	—
Options Purchased	1,974,993	—	1,974,993	—

Total Investments in
Securities	$2,294,539,892	$176,978,692	$2,089,833,233	$27,727,967
Other Financial Instruments
Forward Foreign
Currency Contracts	($30,699,970)	—	($30,699,970)	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended August 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

				COLLAT-
		CAPITAL		ERALIZED	ASSET
	CORPORATE	PREFERRED	CONVERTIBLE	MORTGAGE	BACKED	PREFERRED	COMMON
	BONDS	SECURITIES	BONDS	OBLIGATIONS	SECURITIES	SECURITIES	STOCK	TOTALS

Balance as of 8-31-10	$10,694,981	—	—	$2,257,307	—	$9,326,879	$337,044	$22,616,211
Realized gain (loss)	(2,275,548)	—	—	(12,037)	—	—	—	(2,287,585)
Change in unrealized
appreciation (depreciation)	2,333,553	(55,000)	(167,421)	(104,423)	(62,781)	(1,856,157)	420,737	508,508
Purchases	11,370,706	1,815,000	2,606,442	1,310,291	1,171,406	620	3,539,889	21,814,354
Sales	(6,064,768)	—	—	(126,134)	—	(3,097,298)	—	(9,288,200)
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	(3,514,024)	—	—	(2,121,297)	—	—	—	(5,635,321)
Balance as of 8-31-11	$12,544,900	$1,760,000	$2,439,021	$1,203,707	$1,108,625	$4,374,044	$4,297,670	$27,727,967
Change in unrealized at
period end*	$9,957	($55,000)	($167,421)	($116,459)	($62,781)	(2,118,254)	$420,737	($2,089,221)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service,

Annual report | Strategic Income Opportunities Fund	41

which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Term loans (Floating rate loans). The Fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

42	Strategic Income Opportunities Fund | Annual report

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Fund may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Stripped securities. Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended August 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Annual report | Strategic Income Opportunities Fund	43

For federal income tax purposes, the Fund has a capital loss carryforward of $17,589,186 available to offset future net realized capital gains. Net capital losses of $34,993,494 that are the result of security transactions occurring after October 31, 2010, are treated as occurring on September 1, 2011, the first day of the Fund’s next taxable year. The following table details the capital loss carryforward available as of August 31, 2011.

CAPITAL LOSS CARRYFORWARD EXPIRING AT AUGUST 31
2015	2016	2017	2018	2019

$570,632	$1,198,513	$3,209,592	$2,823,212	$9,787,237

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

The tax character of distributions for the years ended August 31, 2011, and August 31, 2010, was as follows: ordinary income of $100,416,281 and $44,435,000, respectively.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of August 31, 2011, the components of distributable earnings on a tax basis included $15,222,788 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions and amortization and accretion on debt securities.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

44	Strategic Income Opportunities Fund | Annual report

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended August 31, 2011, the Fund used futures contracts to manage duration. During the year ended August 31, 2011, the Fund held futures contracts with absolute notional values up to $202.2 million as measured at each quarter end. There were no open futures contracts as of August 31, 2011.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended August 31, 2011, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. The following table summarizes the contracts held at August 31, 2011. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD absolute values ranging from $1.5 billion to $12.0 billion, as measured at each quarter end.

Annual report | Strategic Income Opportunities Fund	45

	PRINCIPAL	PRINCIPAL AMOUNT			UNREALIZED
	AMOUNT COVERED	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	BY CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys
AUD	107,175,000	$111,488,698	Bank of Montreal	9-28-11	$2,696,116
AUD	17,750,000	19,115,867	Canadian Imperial Bank	9-28-11	(204,923)
			of Commerce
AUD	77,626,025	80,728,594	Canadian Imperial Bank	9-28-11	1,974,585
			of Commerce
AUD	40,000,000	42,902,021	J Aron and Company NY	9-28-11	(285,809)
AUD	35,450,000	37,809,066	Royal Bank of Canada	9-28-11	(40,448)
AUD	35,883,600	39,349,936	Royal Bank of Scotland PLC	9-28-11	(1,119,358)
AUD	17,700,000	19,084,134	Royal Bank of Scotland PLC	9-28-11	(226,460)
AUD	29,600,000	32,616,253	State Street Bank and	9-28-11	(1,080,256)
			Trust Company
AUD	58,943,180	61,570,475	Toronto Dominion Bank	9-28-11	1,227,902
CAD	412,888,720	434,596,678	Bank of Montreal	9-28-11	(13,231,003)
CAD	467,034,877	478,039,520	Bank of Montreal	9-28-11	(1,416,021)
CAD	36,844,999	37,150,000	Bank of Nova Scotia	9-28-11	451,458
CAD	177,599,217	183,650,000	Canadian Imperial Bank	9-28-11	(2,404,521)
			of Commerce
CAD	122,933,000	129,666,818	Royal Bank of Canada	9-28-11	(4,209,900)
CAD	179,848,616	183,650,000	Royal Bank of Canada	9-28-11	(108,939)
CAD	193,652,746	198,161,688	Royal Bank of Scotland PLC	9-28-11	(533,087)
CAD	27,431,490	28,450,000	Royal Bank of Scotland PLC	9-28-11	(455,318)
CAD	75,948,800	80,000,000	State Street Bank and	9-28-11	(2,491,907)
			Trust Company
CAD	54,546,000	56,812,832	Toronto Dominion Bank	9-28-11	(1,146,956)
CAD	107,142,550	108,427,222	Toronto Dominion Bank	9-28-11	915,056
EUR	20,000,000	28,706,019	Royal Bank of Canada	9-28-11	13,766
EUR	4,800,000	6,926,637	Royal Bank of Canada	9-28-11	(33,888)
EUR	40,000,000	57,412,038	Royal Bank of Scotland PLC	9-28-11	27,533
EUR	32,000,000	45,521,599	Royal Bank of Scotland PLC	9-28-11	430,057
EUR	20,000,000	28,706,019	State Street Bank and	9-28-11	13,766
			Trust Company
EUR	24,000,000	33,939,579	State Street Bank and	9-28-11	524,163
			Trust Company
EUR	40,000,000	57,337,970	Toronto Dominion Bank	9-28-11	101,601
GBP	385,065,000	622,890,273	Bank of Montreal	9-28-11	2,001,723
GBP	40,000,000	65,312,000	Bank of Montreal	9-28-11	(399,116)
GBP	13,900,000	22,325,480	Canadian Imperial Bank	9-28-11	231,748
			of Commerce
GBP	13,900,000	22,325,480	Canadian Imperial Bank	9-28-11	231,747
			of Commerce
GBP	52,000,000	85,355,464	Canadian Imperial Bank	9-28-11	(968,715)
			of Commerce
GBP	41,228,467	67,046,970	Canadian Imperial Bank	9-28-11	(140,502)
			of Commerce
GBP	36,300,000	59,352,339	Citibank New York	9-28-11	(443,896)
GBP	40,000,000	64,198,038	Morgan Stanley Company, Inc.	9-28-11	714,846
GBP	141,830,000	228,049,400	Royal Bank of Canada	9-28-11	2,115,460
GBP	7,075,000	11,366,960	Royal Bank of Canada	9-28-11	114,507
GBP	77,721,000	125,209,377	Royal Bank of Canada	9-28-11	917,980
GBP	31,075,000	50,592,973	Royal Bank of Scotland PLC	9-28-11	(163,776)
GBP	197,375,000	319,040,927	Royal Bank of Scotland PLC	9-28-11	1,263,587
GBP	69,200,000	113,588,426	Royal Bank of Scotland PLC	9-28-11	(1,289,136)

46	Strategic Income Opportunities Fund | Annual report

	PRINCIPAL	PRINCIPAL AMOUNT			UNREALIZED
	AMOUNT COVERED	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	BY CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys (continued)
GBP	81,000,000	$132,019,880	Royal Bank of Scotland PLC	9-28-11	($571,289)
GBP	140,000,000	225,753,600	Royal Bank of Scotland PLC	9-28-11	1,441,495
GBP	21,425,000	34,318,776	State Street Bank and	9-28-11	450,188
			Trust Company
GBP	19,595,000	31,713,450	State Street Bank and	9-28-11	85,749
			Trust Company
GBP	22,945,000	36,750,473	State Street Bank and	9-28-11	485,181
			Trust Company
GBP	20,000,000	32,321,979	State Street Bank and	9-28-11	134,464
			Trust Company
GBP	10,400,000	16,703,956	UBS AG	9-28-11	173,394
GBP	10,400,000	16,703,956	UBS AG	9-28-11	173,394
JPY	8,659,143,201	112,471,012	Canadian Imperial Bank	9-28-11	641,331
			of Commerce
JPY	2,484,240,000	31,968,086	Royal Bank of Canada	9-28-11	482,954
JPY	1,183,842,400	14,988,193	Royal Bank of Scotland PLC	9-28-11	476,061
JPY	4,923,908,400	63,971,786	State Street Bank and Trust	9-28-11	348,066
			Company
JPY	511,322,549	6,629,703	Toronto Dominion Bank	9-28-11	49,583
NZD	18,775,000	15,582,123	Canadian Imperial Bank	9-28-11	383,936
			of Commerce
NZD	68,799,390	59,322,297	Citibank New York	9-28-11	(816,032)
NZD	8,487,120	6,838,071	Royal Bank of Canada	9-28-11	379,285
NZD	32,000,000	25,698,880	Royal Bank of Canada	9-28-11	1,513,578
NZD	130,449,128	113,405,919	Royal Bank of Scotland PLC	9-28-11	(2,473,376)
NZD	17,800,000	14,873,678	Royal Bank of Scotland PLC	9-28-11	263,252
NZD	93,750,000	77,924,241	Royal Bank of Scotland PLC	9-28-11	1,799,757
SEK	537,485,400	85,598,595	Canadian Imperial Bank	9-28-11	(962,440)
			of Commerce
SEK	291,708,800	46,149,154	Royal Bank of Scotland PLC	9-28-11	(214,676)
SEK	838,810,250	132,502,752	Royal Bank of Scotland PLC	9-28-11	(417,909)
SEK	221,907,360	33,828,889	State Street Bank and	9-28-11	1,114,174
			Trust Company
SEK	209,166,000	32,124,772	State Street Bank and	9-28-11	811,947
			Trust Company
Total		$5,878,637,991			($10,674,267)
Sells
AUD	18,725,000	$19,679,975	Bank of Montreal	9-28-11	($269,739)
AUD	21,020,345	22,325,480	Canadian Imperial Bank	9-28-11	(69,707)
			of Commerce
AUD	112,100,000	112,471,012	Canadian Imperial Bank	9-28-11	(6,960,923)
			of Commerce
AUD	161,686,437	170,672,284	Canadian Imperial Bank	9-28-11	(1,589,303)
			of Commerce
AUD	49,875,163	50,592,973	Royal Bank of Scotland PLC	9-28-11	(2,544,290)
AUD	32,493,120	34,318,776	State Street Bank and	9-28-11	(299,566)
			Trust Company
AUD	58,400,000	63,971,786	State Street Bank and	9-28-11	1,752,117
			Trust Company
AUD	15,853,240	16,703,956	UBS AG	9-28-11	(186,170)
AUD	40,000,000	43,016,400	UBS AG	9-28-11	400,188
CAD	610,784,282	622,890,273	Bank of Montreal	9-28-11	(433,928)

Annual report | Strategic Income Opportunities Fund	47

	PRINCIPAL	PRINCIPAL AMOUNT			UNREALIZED
	AMOUNT COVERED	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	BY CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Sells (continued)
CAD	39,165,600	$40,000,000	Bank of Montreal	9-28-11	$30,297
CAD	128,356,879	130,580,000	Canadian Imperial Bank	9-28-11	(412,154)
			of Commerce
CAD	61,984,000	64,198,038	Morgan Stanley Company, Inc.	9-28-11	941,454
CAD	27,362,000	28,706,019	Royal Bank of Canada	9-28-11	782,254
CAD	220,551,053	228,049,400	Royal Bank of Canada	9-28-11	2,970,247
CAD	32,000,000	31,968,086	Royal Bank of Canada	9-28-11	(688,901)
CAD	101,144,402	103,220,000	Royal Bank of Canada	9-28-11	(982)
CAD	54,722,800	57,412,038	Royal Bank of Scotland PLC	9-28-11	1,565,732
CAD	306,666,601	319,040,927	Royal Bank of Scotland PLC	9-28-11	6,078,200
CAD	27,451,400	28,706,019	State Street Bank and	9-28-11	691,018
			Trust Company
CAD	31,260,748	31,713,450	State Street Bank and	9-28-11	(189,108)
			Trust Company
CAD	155,129,600	160,000,000	State Street Bank and	9-28-11	1,685,458
			Trust Company
CAD	56,451,600	57,337,970	Toronto Dominion Bank	9-28-11	(272,629)
CAD	1,441,107	1,517,274	UBS AG	9-28-11	46,580
EUR	89,289,255	126,878,246	Bank of Nova Scotia	9-28-11	(1,340,166)
EUR	7,300,000	10,131,232	Canadian Imperial Bank	9-28-11	(351,490)
			of Commerce
EUR	4,800,000	6,838,071	Royal Bank of Canada	9-28-11	(54,677)
EUR	9,200,000	13,039,896	Royal Bank of Canada	9-28-11	(171,205)
EUR	32,000,000	46,149,154	Royal Bank of Scotland PLC	9-28-11	197,497
EUR	40,000,000	57,238,800	Royal Bank of Scotland PLC	9-28-11	(200,771)
EUR	24,000,000	33,828,889	State Street Bank and	9-28-11	(634,854)
			Trust Company
EUR	40,000,000	56,812,832	Toronto Dominion Bank	9-28-11	(626,739)
GBP	268,000,000	434,596,679	Bank of Montreal	9-28-11	(319,647)
GBP	90,240,000	144,366,358	Bank of Montreal	9-28-11	(2,077,109)
GBP	240,849,867	385,591,003	Bank of Nova Scotia	9-28-11	(5,265,487)
GBP	52,000,000	85,598,595	Canadian Imperial Bank	9-28-11	1,211,846
			of Commerce
GBP	40,000,000	65,531,200	Canadian Imperial Bank	9-28-11	618,316
			of Commerce
GBP	36,300,000	59,322,297	Citibank New York	9-28-11	413,854
GBP	80,000,000	129,666,818	Royal Bank of Canada	9-28-11	(158,951)
GBP	128,041,000	205,629,601	Royal Bank of Canada	9-28-11	(2,158,165)
GBP	24,000,000	39,349,936	Royal Bank of Scotland PLC	9-28-11	402,205
GBP	123,900,000	198,161,688	Royal Bank of Scotland PLC	9-28-11	(2,905,971)
GBP	69,200,000	113,405,919	Royal Bank of Scotland PLC	9-28-11	1,106,629
GBP	81,000,000	132,502,752	Royal Bank of Scotland PLC	9-28-11	1,054,161
GBP	177,800,000	285,641,836	Royal Bank of Scotland PLC	9-28-11	(2,895,935)
GBP	40,000,000	63,858,000	Standard Chartered Bank	9-28-11	(1,054,885)
GBP	20,000,000	32,124,773	State Street Bank and	9-28-11	(331,670)
			Trust Company
GBP	1,103,600	1,780,184	Toronto Dominion Bank	9-28-11	(10,762)
JPY	1,520,500,500	19,115,867	Canadian Imperial Bank	9-28-11	(746,072)
			of Commerce
JPY	3,413,800,000	42,902,021	J Aron and Company NY	9-28-11	(1,691,642)
JPY	3,023,623,250	37,809,066	Royal Bank of Canada	9-28-11	(1,687,810)
JPY	2,783,168,000	34,681,221	Royal Bank of Canada	9-28-11	(1,674,645)

48	Strategic Income Opportunities Fund | Annual report

	PRINCIPAL	PRINCIPAL AMOUNT			UNREALIZED
	AMOUNT COVERED	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	BY CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Sells (continued)
JPY	1,520,925,600	$19,084,134	Royal Bank of Scotland PLC	9-28-11	($783,358)
JPY	1,161,450,000	14,873,678	Royal Bank of Scotland PLC	9-28-11	(298,069)
JPY	1,790,000,000	23,116,460	Royal Bank of Scotland PLC	9-28-11	(265,887)
JPY	2,526,596,800	32,616,253	State Street Bank and	9-28-11	(388,084)
			Trust Company
JPY	22,392,400	283,348	UBS AG	9-28-11	(9,159)
NZD	8,450,000	6,925,874	Bank of Montreal	9-28-11	(259,916)
NZD	27,045,647	22,325,480	Canadian Imperial Bank	9-28-11	(673,849)
			of Commerce
NZD	21,452,530	17,815,468	Canadian Imperial Bank	9-28-11	(427,534)
			of Commerce
NZD	68,459,622	59,352,339	Citibank New York	9-28-11	1,135,008
NZD	731,768	631,433	Citibank New York	9-28-11	9,146
NZD	8,460,384	6,926,637	Royal Bank of Canada	9-28-11	(267,983)
NZD	13,779,094	11,366,960	Royal Bank of Canada	9-28-11	(350,634)
NZD	32,000,000	25,808,000	Royal Bank of Canada	9-28-11	(1,404,458)
NZD	129,107,478	113,588,426	Royal Bank of Scotland PLC	9-28-11	3,796,807
NZD	17,800,000	14,988,193	Royal Bank of Scotland PLC	9-28-11	(148,737)
NZD	44,798,532	36,750,473	State Street Bank and	9-28-11	(1,345,720)
			Trust Company
NZD	20,428,720	16,703,956	UBS AG	9-28-11	(668,409)
SEK	5,607,030	881,179	Bank of Montreal	9-28-11	(1,743)
SEK	533,783,200	85,355,465	Canadian Imperial Bank	9-28-11	1,302,283
			of Commerce
SEK	3,702,200	590,901	Canadian Imperial Bank	9-28-11	7,927
			of Commerce
SEK	389,843,006	128,405,170	Royal Bank of Scotland PLC	9-28-11	(589,117)
SEK	830,519,540	132,019,880	Royal Bank of Scotland PLC	9-28-11	1,240,549
SEK	220,512,000	33,939,579	State Street Bank and	9-28-11	(783,760)
			Trust Company
SEK	208,602,000	32,321,979	State Street Bank and	9-28-11	(525,930)
			Trust Company
SEK	4,076,640	644,859	UBS AG	9-28-11	2,924
Total		$6,138,961,194			($20,025,703)

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Annual report | Strategic Income Opportunities Fund	49

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended August 31, 2011, the Fund used purchased options to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held purchased options with markets values ranging from $250,000 to $6.1 million, as measured at each quarter end.

During the year ended August 31, 2011, the Fund wrote option contracts to manage against anticipated currency exchange rate changes. The following tables summarize the Fund’s written options activities during the year ended August 31, 2011. There were no written option contracts held at August 31, 2011.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	—	—
Options written	468,000,000	$3,454,523
Options closed	—	—
Options exercised	—	—
Options expired	(468,000,000)	(3,454,523)
Outstanding, end of period	—	—

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at August 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign exchange	Receivable/payable for	Forward foreign	$58,593,080	($87,318,057)
contracts	forward foreign currency	currency
	exchange contracts;	contracts/
	Investments in unaffiliated	Purchased
	issuers at value*	options
Total			$58,593,080	($87,318,057)

* Purchased options are included in the Fund’s investments.

50	Strategic Income Opportunities Fund | Annual report

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2011:

	STATEMENT OF	INVESTMENTS			FOREIGN
	OPERATIONS	IN UNAFFILIATED	WRITTEN	FUTURES	CURRENCY
RISK	LOCATION	ISSUERS[1]	OPTIONS	CONTRACTS	TRANSACTIONS[2]	TOTAL

Interest rate	Net realized
contracts	gain (loss)	—	—	($21,667,978)	—	($21,667,978)
Foreign
currency	Net realized
contracts	gain (loss)	($1,802,088)	$3,454,523	—	($6,221,787)	(4,569,352)
Total		($1,802,088)	$3,454,523	($21,667,978)	($6,221,787)	($26,237,330)

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

2 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2011:

				TRANSLATION
				OF ASSETS AND
	STATEMENT OF	INVESTMENTS		LIABILITIES IN
	OPERATIONS	IN UNAFFILIATED	FUTURES	FOREIGN
RISK	LOCATION	ISSUERS[1]	CONTRACTS	CURRENCIES[2]	TOTAL

	Change in
	unrealized
Interest rate	appreciation
contracts	(depreciation)	—	$99,127	—	$99,127
	Change in
	unrealized
Foreign currency	appreciation
contracts	(depreciation)	($3,287,535)	—	($25,500,931)	(28,788,466)
Total		($3,287,535)	$99,127	($25,500,931)	($28,689,339)

1 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Annual report | Strategic Income Opportunities Fund	51

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.700% of the first $500,000,000 of the Fund’s aggregate daily net assets and (b) 0.650% of the Fund’s aggregate net assets in excess of $500,000,000. Prior to November 6, 2010, the advisory fees were as follows: a) 0.725% of the first $500 million of the Fund’s aggregate daily net assets and b) 0.65% of the excess over $500 million of the Fund’s aggregate daily net assets. Aggregate net assets include the net assets of the Fund and Strategic Income Opportunities Trust, a series of John Hancock Variable Insurance Trust (JHVIT) (formerly, John Hancock Trust). The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended August 31, 2011, were equivalent to an annual effective rate of 0.66% of the Fund’s average daily net assets.

The Adviser has voluntarily agreed to reduce a portion of its management fee if certain expenses of the Fund exceed 0.15% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, Rule 12b-1 fees, service fees, transfer agent fees, blue sky fees, printing and postage and certain shareholder servicing fees. This expense reduction will continue in effect until terminated by the Adviser.

The Adviser has contractually agreed to limit the Fund’s total expenses, excluding taxes, brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and certain shareholder servicing fees, to 1.17% for Class A shares, 1.87% for Class C shares and 0.90% for Class I shares, of the Fund’s average daily net asset value, on an annual basis. Accordingly, these expense reductions amounted to $203,074, $65,905 and $0 for Class A shares, Class C shares and Class I shares, respectively, for the year ended August 31, 2011. The expense reimbursements and limits will continue in effect until at least December 31, 2011.

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion. Accordingly, the expense reduction related to this agreement was $44,931.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended August 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

AMOUNT ELIGIBLE FOR	AMOUNT ELIGIBLE FOR	AMOUNT ELIGIBLE FOR	AMOUNT RECOVERED DURING
RECOVERY THROUGH 8-1-12	RECOVERY THROUGH 8-1-13	RECOVERY THROUGH 8-1-14	THE PERIOD ENDED 8-31-11

—	$32,298	$268,979	—

52	Strategic Income Opportunities Fund | Annual report

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares: 0.30% for Class A shares and 1.00% for Class C shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,058,563 for the year ended August 31, 2011. Of this amount, $252,002 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,779,024 was paid as sales commissions to broker-dealers and $27,537 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class C shares are subject to contingent deferred sales charges (CDSCs). Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2011, CDSCs received by the Distributor amounted to $32,991 Class C shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$1,022,533	$585,874	$38,361	$30,323
C	896,814	154,271	20,462	11,659
I	—	135,608	24,119	19,096
Total	$1,919,347	$875,753	$82,942	$61,078

Annual report | Strategic Income Opportunities Fund	53

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended August 31, 2011 and August 31, 2010 were as follows:

		Year ended 8-31-11	Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	54,907,946	$605,241,233	11,884,462	$124,922,370
Distributions reinvested	1,594,080	17,574,646	122,745	1,289,419
Repurchased	(8,658,566)	(95,272,655)	(623,925)	(6,586,345)

Net increase	47,843,460	$527,543,224	11,383,282	$119,625,444

Class C shares

Sold	13,256,331	$146,234,051	3,719,926	$39,098,609
Distributions reinvested	369,822	4,072,091	39,240	412,276
Repurchased	(1,594,066)	(17,558,783)	(173,556)	(1,827,161)

Net increase	12,032,087	$132,747,359	3,585,610	$37,683,724

Class I shares

Sold	41,330,848	$455,941,101	4,503,364	$47,506,161
Distributions reinvested	973,469	10,752,358	65,422	686,826
Repurchased	(4,948,054)	(54,435,525)	(806,075)	(8,446,399)

Net increase	37,356,263	$412,257,934	3,762,711	$39,746,588

Class NAV shares

Sold	44,411,844	$487,214,747	11,439,481	$118,864,611
Distributions reinvested	5,794,702	63,693,567	4,025,102	41,644,611
Repurchased	(1,015,387)	(11,053,462)	(1,565,272)	(15,972,511)

Net increase	49,191,159	$539,854,852	13,899,311	$144,536,711

Net increase	146,422,969	$1,612,403,369	32,630,914	$341,592,467

Affiliates of the Fund owned 100% of shares of beneficial interest of Class NAV on August 31, 2011.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $2,068,322,848 and $607,100,499, respectively, for the year ended August 31, 2011.

Note 8 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended August 31, 2011, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

Lifestyle Conservative Portfolio	7.71%
Lifestyle Moderate Portfolio	7.94%
Lifestyle Growth Portfolio	9.53%
Lifestyle Balanced Portfolio	19.30%

54	Strategic Income Opportunities Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Strategic Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Opportunities Fund (the “Fund”) at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2011

Annual report | Strategic Income Opportunities Fund	55

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended August 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends received deduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

56	Strategic Income Opportunities Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements (the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this annual report.

At in-person meetings on May 26–27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial

Annual report | Strategic Income Opportunities Fund	57

products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26–27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

58	Strategic Income Opportunities Fund | Annual report

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subad-visory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are

Annual report | Strategic Income Opportunities Fund	59

reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5) reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds.

60	Strategic Income Opportunities Fund | Annual report

The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

1. information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2. the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

3. the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

4. information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment

Annual report | Strategic Income Opportunities Fund	61

objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also compared the subadvisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

1. The Subadviser has extensive experience and demonstrated skills as a manager;

2. Although not without variation, the performance of each Fund managed by a Subadviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

3. The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

4. With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisers for the Funds of Funds and concluded that the subadvisory fees to be paid to the Subadvisers with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

62	Strategic Income Opportunities Fund | Annual report

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Appendix A

Performance of
Portfolio	Trust, as of	Fees and	Other
(Subadviser)	March 31, 2011	Expenses	Comments

Strategic Income	Benchmark Index —	Subadvisory fees for	The Board took into
Opportunities	The Fund out-	this Fund are mod-	account manage-
(formerly, Strategic	performed for the	estly lower than the	ment’s discussion of
Income)	one-year and three	peer group median.	the Fund’s expenses,
	year periods.		including the
(John Hancock Asset		Net management	advisory/subadvisory
Management)	Morningstar	fees for this Fund	fee structure.
	Category — The	are higher than the
	Fund outperformed	peer group median.
for the one-year and
	three-year periods.	Total expenses for
this Fund are higher
than the peer group
median.

Annual report | Strategic Income Opportunities Fund	63

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

64	Strategic Income Opportunities Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Strategic Income Opportunities Fund	65

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

66	Strategic Income Opportunities Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	John Hancock Asset Management
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC

Officers	Custodian
Hugh McHaffie	State Street Bank and Trust Company
President
Transfer agent
Thomas M. Kinzler	John Hancock Signature Services, Inc.
Secretary and Chief Legal Officer
Legal counsel
Francis V. Knox, Jr.	K&L Gates LLP
Chief Compliance Officer
Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Strategic Income Opportunities Fund	67

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Strategic Income Opportunities Fund.	3560A 8/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	10/11

John Hancock
MUTUAL FUNDS

John Hancock Natural Resources Fund

Annual Report
8.31.11

A look at performance

Total returns for the period ended August 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A2	9.61	1.87	—	5.32	9.61	9.70	—	35.63

Class i2,3	15.79	3.55	—	6.93	15.79	19.07	—	48.26

Class 1[3]	16.02	3.65	—	7.01	16.02	19.61	—	48.97

Class NAV [3]	16.07	3.69	—	7.06	16.07	19.85	—	49.36

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable for Class I, Class 1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class 1	Class NAV
Net (%)	1.60	1.30	1.11	1.06
Gross (%)	1.70	1.43	1.11	1.06

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

6 Natural Resources Fund | Annual report

			With
			maximum
		Without	sales
	Start date	sales charge	charge	Index 1[4]	Index 2[4]	Index 3[4]	Index 4[4]

Class A [2]	10-15-05	$14,279	$13,563	$14,229	$12,646	$19,050	$8,408

Class I [2,3]	10-15-05	14,826	14,826	14,229	12,646	19,050	8,408

Class 1 [3]	10-15-05	14,897	14,897	14,229	12,646	19,050	8,408

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable for Class I, Class 1 and Class NAV shares.

Combined Index (gross of foreign withholding tax on dividends) — Index 1 — is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Products Index.

MSCI World Energy Index (gross of foreign withholding tax on dividends) — Index 2 — consists of all the companies in the Energy sector of the MSCI World Index.

MSCI World Metals & Mining Index (gross of foreign withholding tax on dividends) — Index 3 — consists of all the companies in the Metals & Mining industry of the MSCI World Index.

MSCI World Paper & Forest Products Index (gross of foreign withholding tax on dividends) — Index 4 — consists of all the companies in the Paper & Forest industry of the MSCI World Index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or foreign currency impact, which would have resulted in different values if they did.

1 From 10-15-05.

2 10-15-05 is the inception date for the oldest class of shares, Class NAV shares. The inception date for Class A shares and Class I shares is 1-4-10. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A and Class I shares, respectively.

3 For certain types of investors, as described in the Fund’s Class I, Class 1 and Class NAV share prospectuses.

4 Since inception returns for the index may begin on the month end closest to the actual inception date of the fund.

Annual report | Natural Resources Fund 7

Management’s discussion of
Fund performance

By Wellington Management Company, LLP

After posting strong returns during the second half of 2010 and into the early part of 2011, natural resource equities struggled toward the end of the 12-month period ended August 31, 2011 after natural disasters in Japan and Australia, geopolitical tensions in the Middle East and North Africa and an ongoing sovereign debt crisis in Europe heightened volatility and raised risk aversion among investors. Despite this volatility, several industries within the sector posted double-digit gains in the 12-month period ended August 31, 2011. During the same period, John Hancock Natural Resources Fund Class A shares returned 15.41%, while the MSCI World Energy Index returned 27.08%, the MSCI World Metals & Mining Index returned 19.07% and the MSCI World Paper & Forest Products Index returned 3.41%. A blended index of 60%MSCI World Energy Index/30% MSCI World Metals & Mining Index/10% MSCI World Paper & Forest Products Index returned 22.40%. Morningstar, Inc.’s natural resources peer group returned an average 21.75% in the period.

Negative stock selection within integrated oils, energy equipment and services and precious metals companies drove relative underperformance during the period. The Fund’s exposure to some emerging-markets stocks also had a negative impact on relative performance. Selection was positive within producers. Top contributors included natural gas producer Chesapeake Energy Corp., coal and natural gas producer CONSOL Energy, Inc. and Vancouver-based mining company First Quantum Minerals, Ltd. Top detractors from relative performance included Vedanta Resources, PLC, a U.K.-based diversified mining company with primary operations in India, leading Indian energy company Reliance Industries, Ltd. and independent oil and gas company Ultra Petroleum Corp.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8 Natural Resources Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2011 with the same investment held until August 31, 2011.

	Account value	Ending value on	Expenses paid during
	on 3-1-11	8-31-11	period ended 8-31-11[1]

Class A	$1,000.00	$832.90	$7.39

Class I	1,000.00	834.20	6.01

Class 1	1,000.00	835.00	5.18

Class NAV	1,000.00	835.00	4.95

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Natural Resources Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2011, with the same investment held until August 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value on	Expenses paid during
	on 3-1-11	8-31-11	period ended 8-31-11[1]

Class A	$1,000.00	$1,017.10	$8.13

Class I	1,000.00	1,018.70	6.61

Class 1	1,000.00	1,019.60	5.70

Class NAV	1,000.00	1,019.80	5.45

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 1.30%, 1.12% and 1.07% for Class A, Class I, Class 1 and Class NAV, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 Natural Resources Fund | Annual report

Portfolio summary

Top 10 Holdings (33.2% of Net Assets on 8-31-11)[1,2]

BG Group PLC	4.3%	First Quantum Minerals, Ltd.	3.2%

Petroleo Brasileiro SA	3.5%	BP PLC	3.2%

EOG Resources, Inc.	3.4%	Kinross Gold Corp.	3.2%

Chesapeake Energy Corp.	3.2%	Exxon Mobil Corp.	3.0%

Imperial Oil, Ltd.	3.2%	Statoil ASA	3.0%

Sector Composition[2,3]

Energy	58%	Industrials	2%

Materials	36%	Short-Term Investments & Other	4%

Country Composition[2,4]

United States	30%	Switzerland	4%

Canada	19%	Australia	3%

United Kingdom	13%	Norway	3%

Brazil	6%	Other Countries	12%

South Africa	6%	Short-Term Investments & Other	4%

1 Cash and cash equivalents not included in the Top 10 Holdings.

 2 As a percentage of net assets on 8-31-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

4 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

Annual report | Natural Resources Fund 11

Fund’s investments

As of 8-31-11

	Shares	Value
Common Stocks 95.52%		$922,213,169

(Cost $948,178,550)

Energy 57.84%		558,405,766

Energy Equipment & Services 4.73%

Atwood Oceanics, Inc. (I)	104,700	4,406,822

Baker Hughes, Inc.	48,500	2,963,835

Dril-Quip, Inc. (I)	12,700	821,690

National Oilwell Varco, Inc.	43,100	2,849,772

Noble Corp.	247,300	8,348,848

Schlumberger, Ltd.	105,800	8,265,096

Tidewater, Inc. (L)	172,600	9,251,360

Transocean, Ltd. (I)	156,500	8,767,130

Oil, Gas & Consumable Fuels 53.11%

Alpha Natural Resources, Inc.	125,800	4,160,206

BG Group PLC	1,925,738	41,622,549

BP PLC, ADR (L)	783,727	30,871,007

Canadian Natural Resources, Ltd.	700,266	26,457,513

Chesapeake Energy Corp. (L)	961,800	31,152,702

Chevron Corp.	195,300	19,317,123

CONSOL Energy, Inc.	533,886	24,377,235

Encana Corp. (L)	493,554	12,534,145

EOG Resources, Inc.	356,669	33,023,983

Exxon Mobil Corp.	392,700	29,075,508

Gazprom OAO, ADR	870,888	10,581,289

Husky Energy, Inc.	113,100	2,815,662

Imperial Oil, Ltd. (L)	757,600	31,046,448

Oil Search, Ltd.	2,178,112	14,784,138

Petroleo Brasileiro SA, ADR	1,152,496	33,480,009

Pioneer Natural Resources Company	235,800	18,432,486

Reliance Industries, Ltd.	676,178	11,585,704

Reliance Industries, Ltd., GDR (S)	37,126	1,285,673

Reliance Industries, Ltd., GDR (London Exchange) (S)	247,949	8,584,070

Sasol, Ltd., ADR	320,300	15,412,836

Southwestern Energy Company (I)	592,600	22,489,170

Statoil ASA, ADR (L)	1,189,000	28,643,010

Suncor Energy, Inc.	854,841	27,391,923

Tesoro Corp.	725,400	17,453,124

Ultra Petroleum Corp. (I)	482,200	16,153,700

12 Natural Resources Fund | Annual report	See notes to financial statements

		Shares	Value
Industrials 1.74%			$16,785,151

Industrial Conglomerates 1.74%

Beijing Enterprises Holdings, Ltd. (L)		3,441,176	16,785,151

Materials 35.94%			347,022,252

Chemicals 2.65%

LyondellBasell Industries NV, Class A		86,300	2,990,295

Sumitomo Chemical Company, Ltd.		2,741,000	11,531,514

The Mosaic Company		155,500	11,060,715

Construction Materials 1.25%

CRH PLC (London Exchange)		678,648	12,111,200

Metals & Mining 31.96%

Alumina, Ltd.		10,202,265	19,354,648

Anglo American PLC		381,778	15,904,146

Anglo Platinum, Ltd.		276,135	23,114,118

AngloGold Ashanti, Ltd., ADR		215,741	9,678,141

Compania de Minas Buenaventura SA, ADR		443,300	20,759,739

First Quantum Minerals, Ltd. (L)		1,258,400	30,955,638

Fortescue Metals Group, Ltd.		2,433,853	15,865,700

Glencore International PLC		3,273,721	22,331,428

Gold Fields, Ltd.		516,412	8,608,257

Kazakhmys PLC		873,368	15,458,941

Kinross Gold Corp. (L)		1,764,500	30,508,205

Lundin Mining Corp. (I)		1,146,600	6,533,267

Mongolian Mining Corp. (I)		13,682,500	15,177,910

Teck Resources, Ltd., Class B (L)		590,190	26,163,123

Vale SA, ADR		913,304	23,590,642

Vedanta Resources PLC		1,077,742	24,586,588

Paper & Forest Products 0.08%

Sino-Forest Corp. (I)(L)		1,073,800	738,037

Warrants 0.92%			$8,892,605

(Cost $12,253,914)

Materials 0.92%			8,892,605
NMDC, Ltd. (Expiration date: 03-25-15, Strike Price: INR 0.00001) (I)		1,859,117	8,892,605

	Yield	Shares	Value

Securities Lending Collateral 10.64%			$102,725,054

(Cost $102,723,264)

John Hancock Collateral Investment Trust (W)	0.2283% (Y)	10,267,474	102,725,054

See notes to financial statements	Annual report | Natural Resources Fund 13

	Shares	Value
Short-Term Investments 4.51%		$43,500,000

(Cost $43,500,000)
	Par value	Value
Repurchase Agreement 4.51%		43,500,000
Deutsche Bank Securities Tri-Party Repurchase Agreement dated 8-31-11 at 0.060% to be repurchased at $43,500,073 on 9-1-11, collateralized by $32,068,510 Federal National Mortgage Association, 6.000% due
1-1-38 (valued at $32,210,919, including interest) and $12,116,526
Federal National Mortgage Association, 4.500% due 8-1-24 (valued at
$12,159,081, including interest)	$43,500,000	43,500,000

Total investments (Cost $1,106,655,728)† 111.59%	$1,077,330,828

Other assets and liabilities, net (11.59%)		($111,863,207)

Total net assets 100.00%		$965,467,621

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

GDR Global Depositary Receipt

INR Indian Rupee

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 8-31-11.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 8-31-11.

† At 8-31-11, the aggregate cost of investment securities for federal income tax purposes was $1,114,008,878. Net unrealized depreciation aggregated $36,678,050, of which $55,266,214 related to appreciated investment securities and $91,944,264 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of net assets on 8-31-11.

United States	30%
Canada	19%
United Kingdom	13%
Brazil	6%
South Africa	6%
Switzerland	4%
Australia	3%
Norway	3%
Other Countries	12%
Short-Term Investments & Other	4%

14 Natural Resources Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $1,003,932,464)
including $99,288,235 of securities loaned (Note 2)	$974,605,774
Investments in affiliated issuers, at value (Cost $102,723,264) (Note 2)	102,725,054

Total investments, at value (Cost $1,106,655,728)	1,077,330,828
Cash	63,544
Receivable for fund shares sold	87,591
Dividends and interest receivable	2,559,063
Receivable for securities lending income	69,387
Receivable due from adviser	667
Other receivables and prepaid expenses	14,268

Total assets	1,080,125,348

Liabilities

Payable for investments purchased	11,373,790
Payable for fund shares repurchased	319,620
Payable upon return of securities loaned (Note 2)	102,752,708
Payable to affiliates
Accounting and legal services fees	20,411
Transfer agent fees	2,286
Trustees’ fees	228
Other liabilities and accrued expenses	188,684

Total liabilities	114,657,727

Net assets

Capital paid-in	$903,017,292
Undistributed net investment income	4,165,106
Accumulated net realized gain (loss) on investments and foreign
currency transactions	87,609,186
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	(29,323,963)

Net assets	$965,467,621

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($11,019,292 ÷ 521,451 shares)	$21.13
Class I ($6,561,061 ÷ 309,808 shares)	$21.18
Class 1 ($193,632,115 ÷ 9,071,485 shares)	$21.35
Class NAV ($754,255,153 ÷ 35,560,505 shares)	$21.21

Maximum offering price per share

Class A (net asset value per share ÷ 95%)	$22.24

See notes to financial statements	Annual report | Natural Resources Fund 15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 8-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$15,637,863
Securities lending	642,678
Interest	38,040
Less foreign taxes withheld	(1,150,237)

Total investment income	15,168,344

Expenses

Investment management fees (Note 4)	9,111,938
Distribution and service fees (Note 4)	131,931
Accounting and legal services fees (Note 4)	120,636
Transfer agent fees (Note 4)	17,615
Trustees’ fees (Note 4)	7,646
State registration fees (Note 4)	29,125
Printing and postage (Note 4)	4,984
Professional fees	52,821
Custodian fees	448,249
Registration and filing fees	33,127
Other	16,630

Total expenses	9,974,702
Less expense reductions and amount recaptured (Note 4)	(47,492)

Net expenses	9,927,210

Net investment income	5,241,134

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	113,300,038
Investments in affiliated issuers	(63,689)
Foreign currency transactions	(1,011)
113,235,338
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(22,641,153)
Investments in affiliated issuers	2,851
Translation of assets and liabilities in foreign currencies	12,390
(22,625,912)
Net realized and unrealized gain	90,609,426

Increase in net assets from operations	$95,850,560

16 Natural Resources Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	8-31-11	8-31-10
Increase (decrease) in net assets

From operations
Net investment income	$5,241,134	$4,376,194
Net realized gain	113,235,338	20,688,948
Change in net unrealized appreciation (depreciation)	(22,625,912)	11,532,946

Increase in net assets resulting from operations	95,850,560	36,598,088

Distributions to shareholders
From net investment income
Class I	(4,520)	—
Class 1	(861,433)	(998,904)
Class NAV	(3,098,884)	(3,812,968)
From net realized gain
Class A	(12,086)	—
Class I	(3,001)	—
Class 1	(347,749)	—
Class NAV	(1,133,433)	—

Total distributions	(5,461,106)	(4,811,872)

From Fund share transactions (Note 5)	168,794,664	6,008,992

Total increase	259,184,118	37,795,208

Net assets

Beginning of year	706,283,503	668,488,295

End of year	$965,467,621	$706,283,503

Undistributed net investment income	$4,165,106	$2,889,820

See notes to financial statements	Annual report | Natural Resources Fund 17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	8-31-11	8-31-10[1]

Per share operating performance

Net asset value, beginning of year	$18.34	$20.70
Net investment income[2]	0.03	0.05
Net realized and unrealized gain (loss) on investments	2.80	(2.41)
Total from investment operations	2.83	(2.36)
Less distributions
From net realized gain	(0.04)	—
Total distributions	(0.04)	—
Net asset value, end of year	$21.13	$18.34
Total return (%)[3]	15.41[4]	(11.40)[4,5]

Ratios and supplemental data

Net assets, end of year (in millions)	$11	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.77	1.81[6]
Expenses net of reductions	1.60	1.60[6]
Net investment income	0.13	0.41[6]
Portfolio turnover (%)	85	70[7]

1 The inception date for Class A shares is 1-4-10.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

18 Natural Resources Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	8-31-11	8-31-10[1]

Per share operating performance

Net asset value, beginning of year	$18.37	$20.70
Net investment income[2]	0.12	0.10
Net realized and unrealized gain (loss) on investments	2.79	(2.43)
Total from investment operations	2.91	(2.33)
Less distributions
From net investment income	(0.06)	—
From net realized gain	(0.04)	—
Total distributions	(0.10)	—
Net asset value, end of year	$21.18	$18.37
Total return (%)	15.79[3]	(11.26)[3,4]

Ratios and supplemental data

Net assets, end of year (in millions)	$7	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.54[5]
Expenses net of reductions	1.30	1.30[5]
Net investment income	0.54	0.82[5]
Portfolio turnover (%)	85	70[6]

1 The inception date for Class I shares is 1-4-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

CLASS 1 SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08	8-31-07

Per share operating performance

Net asset value, beginning of year	$18.51	$17.66	$35.15	$42.52	$35.71
Net investment income[1]	0.12	0.10	0.18	0.18	0.22
Net realized and unrealized gain (loss) on investments	2.86	0.87	(11.42)	3.88	8.52
Total from investment operations	2.98	0.97	(11.24)	4.06	8.74
Less distributions
From net investment income	(0.10)	(0.12)	(0.19)	(0.23)	(0.34)
From net realized gain	(0.04)	—	(6.06)	(11.20)	(1.59)
Total distributions	(0.14)	(0.12)	(6.25)	(11.43)	(1.93)
Net asset value, end of period	$21.35	$18.51	$17.66	$35.15	$42.52
Total return (%)	16.02[2]	5.43[2]	(27.25)	7.02	25.57

Ratios and supplemental data

Net assets, end of year (in millions)	$194	$154	$139	$171	$111
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.11	1.11	1.11	1.14
Expenses net of reductions	1.12	1.11	1.11	1.11	1.14
Net investment income	0.54	0.52	1.06	0.44	0.58
Portfolio turnover (%)	85	70	22	34	54

1 Based on the average daily shares outstanding.

2 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements	Annual report | Natural Resources Fund 19

CLASS NAV SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08	8-31-07

Per share operating performance

Net asset value, beginning of period	$18.39	$17.55	$35.01	$42.39	$35.60
Net investment income[1]	0.14	0.11	0.18	0.19	0.24
Net realized and unrealized gain (loss) on investments	2.83	0.86	(11.37)	3.88	8.48
Total from investment operations	2.97	0.97	(11.19)	4.07	8.72
Less distributions
From net investment income	(0.11)	(0.13)	(0.21)	(0.25)	(0.34)
From net realized gain	(0.04)	—	(6.06)	(11.20)	(1.59)
Total distributions	(0.15)	(0.13)	(6.27)	(11.45)	(1.93)
Net asset value, end of period	$21.21	$18.39	$17.55	$35.01	$42.39
Total return (%)	16.07[2]	5.45[2]	(27.20)	7.08	25.61

Ratios and supplemental data

Net assets, end of year (in millions)	$754	$548	$529	$500	$731
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.06	1.06	1.06	1.09
Expenses net of reductions	1.07	1.06	1.06	1.06	1.09
Net investment income	0.59	0.58	1.10	0.45	0.64
Portfolio turnover (%)	85	70	22	34	54

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the periods shown.

20 Natural Resources Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Natural Resources Fund (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term total return.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Natural Resources Fund 21

The following is a summary of the values by input classification of the Fund’s investments as of August 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 8-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Energy	$558,405,766	$481,829,305	$76,576,461	—
Industrials	16,785,151	—	16,785,151	—
Materials	347,022,252	162,239,765	184,044,450	$738,037
Warrants	8,892,605	—	8,892,605	—
Securities Lending
Collateral	102,725,054	102,725,054	—	—
Short-Term Investments	43,500,000	—	43,500,000	—

Total Investments in
Securities	$1,077,330,828	$746,794,124	$329,798,667	$738,037

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended August 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies, including forward foreign currency contracts are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Fund.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income

22 Natural Resources Fund | Annual report

is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended August 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s

Annual report | Natural Resources Fund 23

relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has no capital loss carryforward available to offset future net realized capital gains.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended August 31, 2011 and August 31, 2010 was as follows:

	AUGUST 31, 2011	AUGUST 31, 2010

Ordinary Income	$3,964,837	$4,811,872
Long-Term Capital Gain	$1,496,269	—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of August 31, 2011, the components of distributable earnings on a tax basis included $47,826,402 of undistributed ordinary income and $51,294,782 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

24 Natural Resources Fund | Annual report

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 1.000% of the first $1,000,000,000 of the Fund’s aggregate net assets; (b) 0.975% of the next $1,000,000,000; and (c) 0.950% of the Fund’s aggregate net assets in excess of $2,000,000,000. Aggregate net assets include the net assets of the Fund and the Natural Resources Trust, a series of John Hancock Variable Insurance Trust (formerly John Hancock Trust). The Adviser has a subadvisory agreement with Wellington Management Company, LLP. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended August 31, 2011 were equivalent to an annual effective rate of 1.00% of the Fund’s average daily net assets.

The Adviser has voluntarily agreed to reduce its management fee if certain expenses of the Fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, Rule 12b-1 fees, service fees, transfer agent fees, blue sky fees, printing and postage and certain shareholder servicing fees. This expense reduction will continue in effect until terminated by the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses excluding taxes, brokerage commissions, interest, certain shareholder servicing fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, for Class A and Class I shares. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.60% and 1.30% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until at least December 31, 2011.

Effective May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion.

Annual report | Natural Resources Fund 25

Accordingly, these expense reductions amounted to $14,594, $8,689, $5,648 and $18,561 for Class A, Class I, Class 1 and Class NAV shares, respectively, for the year ended August 31, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended August 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNT RECOVERED
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	DURING THE PERIOD ENDED
AUGUST 1, 2012	AUGUST 1, 2013	AUGUST 1, 2014	AUGUST 31, 2011

—	$3,278	$22,917	—

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEES

Class A	0.30%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $85,444 for the year ended August 31, 2011. Of this amount, $13,840 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $67,272 was paid as sales commissions to broker-dealers and $4,332 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

26 Natural Resources Fund | Annual report

Class level expenses. Class level expenses for the year ended August 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$26,086	$15,002	$15,290	$4,069
Class I	—	2,613	13,835	915
Class 1	105,845	—	—	—
Total	$131,931	$17,615	$29,125	$4,984

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended August 31, 2011 and August 31, 2010 were as follows:

	Year ended 8-31-11		Year ended 8-31-10[1]
	Shares	Amount	Shares	Amount

Class A shares
Sold	507,212	$11,818,661	187,368	$3,755,265
Distributions reinvested	499	11,639	—	—
Repurchased	(154,260)	(3,489,030)	(19,368)	(367,536)

Net increase	353,451	$8,341,270	168,000	$3,387,729

Class I shares

Sold	380,013	$8,904,796	58,426	$1,216,167
Distributions reinvested	323	7,521	—	—
Repurchased	(128,954)	(2,623,297)	—	(8)

Net increase	251,382	$6,289,020	58,426	$1,216,159

Class 1 shares

Sold	2,086,919	$49,947,659	1,591,445	$32,465,155
Distributions reinvested	51,520	1,209,182	48,775	998,904
Repurchased	(1,368,483)	(31,198,631)	(1,211,785)	(23,348,764)

Net increase	769,956	$19,958,210	428,435	$10,115,295

Class NAV shares

Sold	9,115,391	$211,855,049	5,546,181	$106,543,381
Distributions reinvested	181,489	4,232,317	187,461	3,812,968
Repurchased	(3,559,592)	(81,881,202)	(6,072,363)	(119,066,540)

Net increase (decrease)	5,737,288	$134,206,164	(338,721)	($8,710,191)

Net increase	7,112,077	$168,794,664	316,140	$6,008,992

[1] The inception date for Class A and Class I shares is 1-4-10.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class 1 and Class NAV, respectively, on August 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $915,346,398 and $755,254,471, respectively, for the year ended August 31, 2011.

Annual report | Natural Resources Fund 27

Note 7 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended August 31, 2011, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

FUND	AFFILIATE CONCENTRATION

Lifestyle Balanced Portfolio	20.0%
Lifestyle Growth Portfolio	27.7%
Lifestyle Aggressive Portfolio	11.8%

28 Natural Resources Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Natural Resources Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Natural Resources Fund (the “Fund”) at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2011

Annual report | Natural Resources Fund 29

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2011.

The Fund designates distributions to shareholders of $1,496,269 as a long-term capital gain dividend for the fiscal year ended August 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended August 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

30 Natural Resources Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements (the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this annual report.

At in-person meetings on May 26–27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial

Annual report | Natural Resources Fund 31

products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26–27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

32 Natural Resources Fund | Annual report

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds

Annual report | Natural Resources Fund 33

grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5) reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several

34 Natural Resources Fund | Annual report

Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

1. information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2. the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

3. the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

4. information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage

Annual report | Natural Resources Fund 35

policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also compared the subadvisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

1. The Subadviser has extensive experience and demonstrated skills as a manager;

2. Although not without variation, the performance of each Fund managed by a Subadviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

3. The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

4. With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisers for the Funds of Funds and concluded that the subadvisory fees to be paid to the Subadvisers with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

36 Natural Resources Fund | Annual report

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Appendix A

Performance of
Portfolio	Trust, as of	Fees and	Other
(Subadviser)	March 31, 2011	Expenses	Comments

Natural Resources	Benchmark Index —	Subadvisory fees	The Board took into
	The Fund slightly	for this Fund are	account manage-
(Wellington	underperformed for	slightly higher	ment’s discussion
Management	the one-year period,	than the peer	of the Fund’s per-
Company, LLP)	underperformed	group median.	formance and noted
	for the three-year		that although the
	period, and slightly	Net management	Fund underper-
	underperformed for	fees for this Fund	formed its peer
	the five-year period.	are modestly higher	group average over
		than the peer	the one-, three- and
	Morningstar	group median.	five-year period,
	Category — The		it ranked above
	Fund slightly under-	Total expenses for	median for the
	performed for the	this Fund are mod-	five-year period.
	one-year period,	estly higher than the
	underperformed	peer group median.	The Board took into
	for the three-year		account manage-
	period, and slightly		ment’s discussion of
	underperformed for		the Fund’s expenses,
	the five-year period.		including the advi-
sory/subadvisory
fee structure and
the small size of the
peer group.

The Board also
noted that the
advisory and sub-
advisory fees for
the Fund had been
reduced effective
May 3, 2010.

Annual report | Natural Resources Fund 37

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

38 Natural Resources Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

[1] Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2] Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial
Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955		2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Natural Resources Fund 39

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

40 Natural Resources Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	Wellington Management Company, LLP
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC

Officers	Custodian
Hugh McHaffie	State Street Bank and Trust Company
President
Transfer agent
Thomas M. Kinzler	John Hancock Signature Services, Inc.
Secretary and Chief Legal Officer
Legal counsel
Francis V. Knox, Jr.	K&L Gates LLP
Chief Compliance Officer
Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Natural Resources Fund 41

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Natural Resources Fund.	3540A 8/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	10/11

MUTUAL FUNDS

John Hancock
Lifecycle Portfolios

Annual Report
8.31.11

John Hancock
Lifecycle 2045 Portfolio

Goal and strategy

To seek high total return until the Portfolio’s target retirement date. Under normal market conditions, the Portfolio invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.

Asset Allocation

Equity	93% of Total

U.S. Large Cap	52%

International Large Cap	10%

Emerging Markets	9%

U.S. Mid Cap	7%

Large Blend	3%

Natural Resources	3%

U.S. Small Cap	3%

International Small Cap	2%

Real Estate	2%

Small Growth	1%

Small Value	1%

Fixed Income	5% of Total

High-Yield Bond	1%

Bank Loan	1%

Global Bond	1%

Intermediate Bond	1%

Multi-Sector Bond	1%

Other	2% of Total

Currency	2%

As a percentage of net assets on 8-31-11.

Portfolio results

For the 12 months ended August 31, 2011, John Hancock Lifecycle 2045 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 15.37%, 15.23%, 15.46%, 15.66%, 15.92%, and 15.89%, respectively, at net asset value. In comparison, the S&P 500 Index returned 18.50% over the same period and the Barclays Capital U.S. Aggregate Bond Index returned 4.62%. A blended index, which rolls down in its equity weighting to match the Portfolio’s glidepath, returned 17.83%.1 The Morningstar, Inc. Target-Date 2041–2045 category average returned 15.23%.2

Performance review

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. During this highly volatile period, however, results for the Portfolio’s allocations were mixed. Among equities, weightings in mid- and small-cap stocks and global natural resources outpaced the benchmark S&P 500 Index, while international large-cap and emerging-markets equities underperformed it. Among fixed-income weightings, TIPS (Treasury Inflation-Protected Securities) and global bonds outperformed the Barclays Capital U.S. Aggregate Bond Index, while multi-sector bonds and bank loans lagged it.

The shifting market currents during this period proved to be a difficult environment for active management in general, including managers of underlying funds in the Portfolio, who on balance underperformed their respective indexes. For example, Currency Strategies Fund (First Quadrant) was hurt by short positions (unfavorable view) on the Swiss franc and Australian dollar. Emerging Markets Fund (DFA) trailed the MSCI Emerging Markets Index because of its emphasis on value stocks.

However, there were a number of bright spots. For example, Value & Restructuring Fund (Columbia) outpaced the Russell 1000 Value Index through its overweight positions and strong stock selection in industrials and materials. Capital Appreciation Fund (Jennison) outperformed the Russell 1000 Growth Index, as the market began to reward the higher-quality issues that are the focus of the fund.

The Portfolio had a number of new managers during the year. On the equity side, we added Mutual Shares Fund (Franklin) and Capital Appreciation Value Fund (T. Rowe Price) — examples of our focus on managers who are adept at minimizing downside volatility through research depth and expertise in uncovering value. We also increased diversification in the international portion of the Portfolio by adding International Growth Stock Fund (Invesco). On the fixed-income side, the addition of Total Return Fund (PIMCO) and Active Bond Fund (John Hancock/Declaration) adds to the depth and expertise of the Portfolio’s actively managed bond component.

1The blended index is comprised of the S&P 500 Index (S&P) and the Barclays Capital U.S. Aggregate Bond Index (BarCap) and it adjusts over time: from inception to 11-30-07 blend was 100% S&P/0% BarCap and from 12-1-07 to 8-31-11, blend is 95% S&P/5% BarCap.

2Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

4	Lifecycle 2045 Portfolio | Annual report

	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending balance	$10,093	$10,138	$10,272	$10,417	$10,405

Index 1	9,821	9,821	9,821	9,821	9,821

Index 2	13,579	13,579	13,579	13,579	13,579

Index 3	10,028	10,028	10,028	10,028	10,028

Index 1 — S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Index 3 — Blend of Index 1 & 2 that adjusts over time: from inception to 11-30-07 blend is 100% Index 1/0% Index 2, and from 12-1-07 to 8-31-11 blend is 95% Index 1/5% Index 2.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Performance chart

Total returns with maximum sales charge for the period ended 8-31-11

	Class A	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Average annual total returns — 1 year	9.56%	15.23%	15.46%	15.66%	15.92%	15.89%

Average annual total returns — Since inception[3]	–0.69%	0.19%	0.28%	0.56%	0.85%	0.82%

Cumulative returns — 1 year	9.56%	15.23%	15.46%	15.66%	15.92%	15.89%

Cumulative returns — Since inception[3]	–3.29%	0.93%	1.38%	2.72%	4.17%	4.05%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class R1, Class R3, Class R4 and Class R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class 1 the net expenses equal the gross expenses. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expense ratios are as follows:

	Class A	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.35	1.50	1.40	1.15	0.85	0.90
Gross (%)	1.46	2.22	3.07	4.38	4.06	0.90

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

3 From 10-30-06.

Annual report | Lifecycle 2045 Portfolio	5

John Hancock
Lifecycle 2040 Portfolio

Goal and strategy

To seek high total return until the Portfolio’s target retirement date. Under normal market conditions, the Portfolio invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.

Asset Allocation

Equity	93% of Total

U.S. Large Cap	52%

International Large Cap	10%

Emerging Markets	9%

U.S. Mid Cap	7%

U.S. Small Cap	4%

Large Blend	3%

Natural Resources	3%

International Small Cap	2%

Real Estate	2%

Small Value	1%

Fixed Income	5% of Total

Multi-Sector Bond	2%

High-Yield Bond	1%

Bank Loan	1%

Intermediate Bond	1%

Other	2% of Total

Currency	2%

As a percentage of net assets on 8-31-11.

Portfolio results

For the 12 months ended August 31, 2011, John Hancock Lifecycle 2040 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 15.35%, 15.23%, 15.34%, 15.54%, 15.92% and 15.89%, respectively, at net asset value. In comparison, the S&P 500 Index returned 18.50% over the same period and the Barclays Capital U.S. Aggregate Bond Index returned 4.62%. A blended index, which rolls down in its equity weighting to match the Portfolio’s glidepath, returned 17.83%.1 The Morningstar, Inc. Target-Date 2036–2040 category average returned 14.59%.2

Performance review

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. During this highly volatile period, however, results for the Portfolio’s allocations were mixed. Among equities, weightings in mid- and small-cap stocks and global natural resources outpaced the benchmark S&P 500 Index, while international large cap and emerging markets underperformed it. Among fixed-income weightings, TIPS (Treasury Inflation-Protected Securities) and global bonds outperformed the Barclays Capital U.S. Aggregate Bond Index, while multi-sector bonds and bank loans lagged it.

The shifting market currents during this period proved to be a difficult environment for active management in general, including managers of underlying funds in the Portfolio, who on balance underperformed their respective indexes. For example, Currency Strategies Fund (First Quadrant), was hurt by short positions (unfavorable view) on the Swiss franc and Australian dollar. Emerging Markets Fund (DFA) trailed the MSCI Emerging Markets Index because of its emphasis on value stocks.

However, there were a number of bright spots. For example, Value & Restructuring Fund (Columbia) outpaced the Russell 1000 Value Index through its overweight positions and strong stock selection in industrials and materials. Capital Appreciation Fund (Jennison) outperformed the Russell 1000 Growth Index, as the market began to reward the higher-quality issues that are the focus of the fund.

The Portfolio had a number of new managers during the year. On the equity side, we added Mutual Shares Fund (Franklin) and Capital Appreciation Value Fund (T. Rowe Price) — examples of our focus on managers who are adept at minimizing downside volatility through research depth and expertise in uncovering value. We also increased diversification in the international portion of the Portfolio by adding International Growth Stock Fund (Invesco). On the fixed-income side, the addition of Total Return Fund (PIMCO) and Active Bond Fund (John Hancock/Declaration) adds to the depth and expertise of the Portfolio’s actively managed bond component.

1The blended index is comprised of the S&P 500 Index (S&P) and the Barclays Capital U.S. Aggregate Bond Index (BarCap) and it adjusts over time: from inception to 11-30-07 blend was 100% S&P/0% BarCap and from 12-1-07 to 8-31-11, blend is 95% S&P/5% BarCap.

2Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

6	Lifecycle 2040 Portfolio | Annual report

	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending balance	$10,103	$10,138	$10,273	$10,428	$10,417

Index 1	9,821	9,821	9,821	9,821	9,821

Index 2	13,579	13,579	13,579	13,579	13,579

Index 3	10,028	10,028	10,028	10,028	10,028

Index 1 — S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Index 3 — Blend of Index 1 & 2 that adjusts over time: from inception to 11-30-07 blend is 100% Index 1/0% Index 2, and from 12-1-07 to 8-31-11 blend is 95% Index 1/5% Index 2.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Performance chart

Total returns with maximum sales charge for the period ended 8-31-11

	Class A	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Average annual total returns — 1 year	9.55%	15.23%	15.34%	15.54%	15.92%	15.89%

Average annual total returns — Since inception[3]	–0.64%	0.21%	0.28%	0.56%	0.87%	0.85%

Cumulative returns — 1 year	9.55%	15.23%	15.34%	15.54%	15.92%	15.89%

Cumulative returns — Since inception[3]	–3.08%	1.03%	1.38%	2.73%	4.28%	4.17%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class R1, Class R3, Class R4 and Class R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class 1 the net expenses equal the gross expenses. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expense ratios are as follows:

	Class A	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.35	1.50	1.40	1.15	0.85	0.90
Gross (%)	1.44	1.98	1.96	7.01	2.19	0.90

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

3 From 10-30-06.

Annual report | Lifecycle 2040 Portfolio	7

John Hancock
Lifecycle 2035 Portfolio

Goal and strategy

To seek high total return until the Portfolio’s target retirement date. Under normal market conditions, the Portfolio invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.

Asset Allocation

Equity	93% of Total

U.S. Large Cap	52%

International Large Cap	10%

Emerging Markets	9%

U.S. Mid Cap	7%

Large Blend	3%

Natural Resources	3%

U.S. Small Cap	3%

International Small Cap	2%

Real Estate	2%

Small Growth	1%

Small Value	1%

Fixed Income	5% of Total

Bank Loan	1%

Global Bond	1%

High-Yield Bond	1%

Intermediate Bond	1%

Multi-Sector Bond	1%

Other	2% of Total

Currency	2%

As a percentage of net assets on 8-31-11.

Portfolio results

For the 12 months ended August 31, 2011, John Hancock Lifecycle 2035 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 15.45%, 15.19%, 15.22%, 15.58%, 15.88% and 15.97%, respectively, at net asset value. In comparison, the S&P 500 Index returned 18.50% over the same period and the Barclays Capital U.S. Aggregate Bond Index returned 4.62%. A blended index, which rolls down in its equity weighting to match the Portfolio’s glidepath, returned 17.83%.1 The Class A Shares outperformed the Morningstar, Inc. Target-Date 2031–2035 category average return of 14.65%.2

Performance review

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. During this highly volatile period, however, results for the Portfolio’s allocations were mixed. Among equities, weightings in mid- and small-cap stocks and global natural resources outpaced the benchmark S&P 500 Index, while international large-cap and emerging-markets equities underperformed it. Among fixed-income weightings, TIPS (Treasury Inflation-Protected Securities) and global bonds outperformed the Barclays Capital U.S. Aggregate Bond Index, while multi-sector bonds and bank loans lagged it.

The shifting market currents during this period proved to be a difficult environment for active management in general, including managers of underlying funds in the Portfolio, who on balance underperformed their respective indexes. For example, Currency Strategies Fund (First Quadrant) was hurt by short positions (unfavorable view) on the Swiss franc and Australian dollar. Emerging Markets Fund (DFA) trailed the MSCI Emerging Markets Index because of its emphasis on value stocks.

However, there were a number of bright spots. For example, Value & Restructuring Fund (Columbia) outpaced the Russell 1000 Value Index through its overweight positions and strong stock selection in industrials and materials. Capital Appreciation Fund (Jennison) outperformed the Russell 1000 Growth Index, as the market began to reward the higher-quality issues that are the focus of the fund.

The Portfolio had a number of new managers during the year. On the equity side, we added Mutual Shares Fund (Franklin) and Capital Appreciation Value Fund (T. Rowe Price) — examples of our focus on managers who are adept at minimizing downside volatility through research depth and expertise in uncovering value. We also increased diversification in the international portion of the Portfolio by adding International Growth Stock Fund (Invesco). On the fixed-income side, the addition of Total Return Fund (PIMCO) and Active Bond Fund (John Hancock/Declaration) adds to the depth and expertise of the Portfolio’s actively managed bond component.

1The blended index is comprised of the S&P 500 Index (S&P) and the Barclays Capital U.S. Aggregate Bond Index (BarCap) and it adjusts over time: from inception to 11-30-07 blend was 98% S&P/2% BarCap and from 12-1-07 to 8-31-11 blend is 95% S&P/5% BarCap.

2Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

8	Lifecycle 2035 Portfolio | Annual report

	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending balance	$10,096	$10,132	$10,297	$10,421	$10,421

Index 1	9,821	9,821	9,821	9,821	9,821

Index 2	13,579	13,579	13,579	13,579	13,579

Index 3	10,025	10,025	10,025	10,025	10,025

Index 1 — S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Index 3 — Blend of Index 1 & 2 that adjusts over time: from inception to 11-30-07 blend is 98% Index 1/2% Index 2, and from 12-1-07 to 8-31-11 blend is 95% Index 1/5% Index 2.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Performance chart

Total returns with maximum sales charge for the period ended 8-31-11

	Class A	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Average annual total returns — 1 year	9.66%	15.19%	15.22%	15.58%	15.88%	15.97%

Average annual total returns — Since inception[3]	–0.66%	0.20%	0.27%	0.61%	0.85%	0.86%

Cumulative returns — 1 year	9.66%	15.19%	15.22%	15.58%	15.88%	15.97%

Cumulative returns — Since inception[3]	–3.14%	0.96%	1.32%	2.97%	4.21%	4.21%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class R1, Class R3, Class R4 and Class R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class 1 the net expenses equal the gross expenses. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expense ratios are as follows:

	Class A	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.35	1.50	1.45	1.15	0.85	0.90
Gross (%)	1.42	1.97	2.21	3.30	3.15	0.90

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

3 From 10-30-06.

Annual report | Lifecycle 2035 Portfolio	9

John Hancock
Lifecycle 2030 Portfolio

Goal and strategy

To seek high total return until the Portfolio’s target retirement date. Under normal market conditions, the Portfolio invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.

Asset Allocation

Equity	89% of Total

U.S. Large Cap	50%

International Large Cap	10%

Emerging Markets	8%

U.S. Mid Cap	7%

Large Blend	3%

Natural Resources	3%

U.S. Small Cap	3%

International Small Cap	2%

Real Estate	2%

Small Value	1%

Fixed Income	9% of Total

Multi-Sector Bond	3%

High-Yield Bond	2%

Intermediate Bond	2%

Bank Loan	1%

Global Bond	1%

Other	2% of Total

Currency	2%

As a percentage of net assets on 8-31-11.

Portfolio results

For the 12 months ended August 31, 2011, John Hancock Lifecycle 2030 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 15.09%, 14.86%, 14.90%,15.19%, 15.61% and 15.58%, respectively, at net asset value. In comparison, the S&P 500 Index returned 18.50% over the same period and the Barclays Capital U.S. Aggregate Bond Index returned 4.62%. A blended index, which rolls down in its equity weighting to match the Portfolio’s glidepath, returned 17.43%.1 The Class A Shares outperformed the Morningstar, Inc. Target-Date 2026–2030 category average return of 13.73%.2

Performance review

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. During this highly volatile period, however, results for the Portfolio’s allocations were mixed. Among equities, weightings in mid- and small-cap stocks and global natural resources outpaced the benchmark S&P 500 Index, while international large-cap and emerging-markets equities underperformed it. Among fixed-income weightings, TIPS (Treasury Inflation-Protected Securities) and global bonds outperformed the Barclays Capital U.S. Aggregate Bond Index, while multi-sector bonds and bank loans lagged it.

The shifting market currents during this period proved to be a difficult environment for active management in general, including managers of underlying funds in the Portfolio, who on balance underperformed their respective indexes. For example, Currency Strategies Fund (First Quadrant) was hurt by short positions (unfavorable view) on the Swiss franc and Australian dollar. Emerging Markets Fund (DFA) trailed the MSCI Emerging Markets Index because of its emphasis on value stocks.

However, there were a number of bright spots. For example, Value & Restructuring Fund (Columbia) outpaced the Russell 1000 Value Index through its overweight positions and strong stock selection in industrials and materials. Capital Appreciation Fund (Jennison) outperformed the Russell 1000 Growth Index, as the market began to reward the higher-quality issues that are the focus of the fund.

The Portfolio had a number of new managers during the year. On the equity side, we added Mutual Shares Fund (Franklin) and Capital Appreciation Value Fund (T. Rowe Price) — examples of our focus on managers who are adept at minimizing downside volatility through research depth and expertise in uncovering value. We also increased diversification in the international portion of the Portfolio by adding International Growth Stock Fund (Invesco). On the fixed-income side, the addition of Total Return Fund (PIMCO) and Active Bond Fund (John Hancock/Declaration) adds to the depth and expertise of the Portfolio’s actively managed bond component.

1The blended index is comprised of the S&P 500 Index (S&P) and the Barclays Capital U.S. Aggregate Bond Index (BarCap) and it adjusts over time: from inception to 11-30-07 blend was 95% S&P/5% BarCap from 12-1-07 to 11-30-08, blend was 94% S&P/6% BarCap, from 12-1-08 to 11-30-09, blend was 93% S&P/7% BarCap, from 12-1-09 to 11-30-10, blend was 92% S&P/8% BarCap and from 12-1-10 to 8-31-11, blend is 91% S&P/9% BarCap.

2Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

10	Lifecycle 2030 Portfolio | Annual report

	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending balance	$10,055	$10,090	$10,230	$10,383	$10,375

Index 1	9,821	9,821	9,821	9,821	9,821

Index 2	13,579	13,579	13,579	13,579	13,579

Index 3	10,050	10,050	10,050	10,050	10,050

Index 1 — S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Index 3 — Blend of Index 1 & 2 that adjusts over time: from inception to 11-30-07 blend is 95% Index 1/5% Index 2, from 12-1-07 to 11-30-08 blend is 94% Index 1/6% Index 2, from 12-1-08 to 11-30-09 blend is 93% Index 1/7% Index 2, from 12-1-09 to 11-30-10 blend is 92% Index 1/8% Index 2 and from 12-1-10 to 8-31-11 blend is 91% Index 1/9% Index 2.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Performance chart

Total returns with maximum sales charge for the period ended 8-31-11

	Class A	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Average annual total returns — 1 year	9.31%	14.86%	14.90%	15.19%	15.61%	15.58%

Average annual total returns — Since inception[3]	–0.69%	0.11%	0.19%	0.47%	0.78%	0.76%

Cumulative returns — 1 year	9.31%	14.86%	14.90%	15.19%	15.61%	15.58%

Cumulative returns — Since inception[3]	–3.29%	0.55%	0.90%	2.30%	3.83%	3.75%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class R1. Class R3, Class R4 and Class R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class 1 the net expenses equal the gross expenses. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expense ratios are as follows:

	Class A	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.33	1.48	1.43	1.13	0.83	0.88
Gross (%)	1.41	1.84	2.06	5.59	1.66	0.88

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

3 From 10-30-06.

Annual report | Lifecycle 2030 Portfolio	11

John Hancock
Lifecycle 2025 Portfolio

Goal and strategy

To seek high total return until the Portfolio’s target retirement date. Under normal market conditions, the Portfolio invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.

Asset Allocation

Equity	81% of Total

U.S. Large Cap	46%

International Large Cap	9%

Emerging Markets	7%

U.S. Mid Cap	6%

Large Blend	3%

U.S. Small Cap	3%

International Small Cap	2%

Natural Resources	2%

Real Estate	2%

Small Growth	1%

Fixed Income	17% of Total

Multi-Sector Bond	5%

High-Yield Bond	4%

Intermediate Bond	4%

Bank Loan	2%

Global Bond	1%

Treasury Inflation-
Protected Securities	1%

Other	2% of Total

Currency	2%

As a percentage of net assets on 8-31-11.

Portfolio results

For the 12 months ended August 31, 2011, John Hancock Lifecycle 2025 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 14.09%, 13.86%, 14.04%, 14.32%, 14.63% and 14.58%, respectively, at net asset value. In comparison, the S&P 500 Index returned 18.50% over the same period and the Barclays Capital U.S. Aggregate Bond Index returned 4.62%. A blended index, which rolls down in its equity weighting to match the Portfolio’s glidepath, returned 16.48%.1 The Class A shares outperformed the Morningstar, Inc. Target-Date 2021–2025 category average return of 13.37%.2

Performance review

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. During this highly volatile period, however, results for the Portfolio’s allocations were mixed. Among equities, weightings in mid- and small-cap stocks and global natural resources outpaced the benchmark S&P 500 Index, while international large-cap and emerging-markets equities underperformed it. Among fixed-income weightings, TIPS (Treasury Inflation-Protected Securities) and high-yield and global bonds outperformed the Barclays Capital U.S. Aggregate Bond Index, while multi-sector bonds and bank loans lagged it.

The shifting market currents during this period proved to be a difficult environment for active management in general, including managers of underlying funds in the Portfolio, who on balance underperformed their respective indexes. For example, Currency Strategies Fund (First Quadrant) was hurt by short positions (unfavorable view) on the Swiss franc and Australian dollar. Emerging Markets Fund (DFA) trailed the MSCI Emerging Markets Index because of its emphasis on value stocks.

However, there were a number of bright spots. For example, Value & Restructuring Fund (Columbia) outpaced the Russell 1000 Value Index through its overweight positions and strong stock selection in industrials and materials. Capital Appreciation Fund (Jennison) outperformed the Russell 1000 Growth Index, as the market began to reward the higher-quality issues that are the focus of the fund.

The Portfolio had a number of new managers during the year. On the equity side, we added Mutual Shares Fund (Franklin) and Capital Appreciation Value Fund (T. Rowe Price) — examples of our focus on managers who are adept at minimizing downside volatility through research depth and expertise in uncovering value. We also increased diversification in the international portion of the Portfolio by adding International Growth Stock Fund (Invesco). On the fixed-income side, the addition of Active Bond Fund (John Hancock/Declaration) adds to the depth and expertise of the Portfolio’s actively managed bond component.

1The blended index is comprised of the S&P 500 Index (S&P) and the Barclays Capital U.S. Aggregate Bond Index (BarCap) and it adjusts over time: from inception to 11-30-07 blend was 89% S&P/11% BarCap, from 12-1-07 to 11-30-08, blend was 88% S&P/12% BarCap, from 12-1-08 to 11-30-09, blend was 86% S&P/14% BarCap, from 12-1-09 to 11-30-10, blend was 85% S&P/15% BarCap and from 12-1-10 to 8-31-11, blend is 83% S&P/17% BarCap.

2Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

12	Lifecycle 2025 Portfolio | Annual report

	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending balance	$10,220	$10,256	$10,409	$10,541	$10,545

Index 1	9,821	9,821	9,821	9,821	9,821

Index 2	13,579	13,579	13,579	13,579	13,579

Index 3	10,276	10,276	10,276	10,276	10,276

Index 1 — S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Index 3 — Blend of Index 1 & 2 that adjusts over time: from inception to 11-30-07 blend is 89% Index 1/11% Index 2, from 12-1-07 to 11-30-08 blend is 88% Index 1/12% Index 2, from 12-1-08 to 11-30-09 blend is 86% Index 1/14% Index 2, from 12-1-09 to 11-30-10 blend is 85% Index 1/15% Index 2 and from 12-1-10 to 8-31-11 blend is 83% Index 1/17% Index 2.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Performance chart

Total returns with maximum sales charge for the period ended 8-31-11

	Class A	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Average annual total returns — 1 year	8.33%	13.86%	14.04%	14.32%	14.63%	14.58%

Average annual total returns — Since inception[3]	–0.35%	0.45%	0.52%	0.83%	1.09%	1.10%

Cumulative returns — 1 year	8.33%	13.86%	14.04%	14.32%	14.63%	14.58%

Cumulative returns — Since inception[3]	–1.70%	2.20%	2.56%	4.09%	5.41%	5.45%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class R1. Class R3, Class R4 and Class R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class 1 the net expenses equal the gross expenses. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expense ratios are as follows:

	Class A	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.32	1.47	1.42	1.12	0.82	0.87
Gross (%)	1.39	1.87	1.92	2.75	1.88	0.87

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

3 From 10-30-06.

Annual report | Lifecycle 2025 Portfolio	13

John Hancock
Lifecycle 2020 Portfolio

Goal and strategy

To seek high total return until the Portfolio’s target retirement date. Under normal market conditions, the Portfolio invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.

Asset Allocation

Equity	70% of Total

U.S. Large Cap	41%

International Large Cap	8%

Emerging Markets	6%

U.S. Mid Cap	5%

U.S. Small Cap	3%

Large Blend	2%

Natural Resources	2%

Real Estate	2%

International Small Cap	1%

Fixed Income	28% of Total

Multi-Sector Bond	8%

Intermediate Bond	7%

High-Yield Bond	6%

Bank Loan	4%

Global Bond	2%

Treasury Inflation-
Protected Securities	1%

Other	2% of Total

Currency	2%

As a percentage of net assets on 8-31-11.

Portfolio results

For the 12 months ended August 31, 2011, John Hancock Lifecycle 2020 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 12.87%, 12.61%, 12.78%, 13.09%, 13.50% and 13.33%, respectively, at net asset value. In comparison, the S&P 500 Index returned 18.50% over the same period and the Barclays Capital U.S. Aggregate Bond Index returned 4.62%. A blended index, which rolls down in its equity weighting to match the Portfolio’s glidepath, returned 14.98%.1 The Class A shares outperformed the Morningstar, Inc. Target-Date 2016–2020 category average return of 11.92%.2

Performance review

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. During this highly volatile period, however, results for the Portfolio’s allocations were mixed. Among equities, weightings in mid- and small-cap stocks and global natural resources outpaced the benchmark S&P 500 Index, while international large-cap, emerging-markets and global real estate equities underperformed it. Among fixed-income weightings, TIPS (Treasury Inflation-Protected Securities) and high-yield and global bonds outperformed the Barclays Capital U.S. Aggregate Bond Index, while multi-sector bonds and bank loans lagged it.

The shifting market currents during this period proved to be a difficult environment for active management in general, including managers of underlying funds in the Portfolio, who on balance underperformed their respective indexes. For example, Currency Strategies Fund (First Quadrant), was hurt by short positions (unfavorable view) on the Swiss franc and Australian dollar. Emerging Markets Fund (DFA) trailed the MSCI Emerging Markets Index because of its emphasis on value stocks.

However, there were a number of bright spots. For example, Value & Restructuring Fund (Columbia) outpaced the Russell 1000 Value Index through its overweight positions and strong stock selection in industrials and materials. Strategic Income Opportunities Fund (John Hancock) added value versus Morningstar’s multi-sector bond universe through its overweighting of high-yield bonds, and, to a lesser extent, emerging-market bonds and convertible securities.

The Portfolio had two important additions during the year. With the addition of Mutual Shares Fund (Franklin), the Portfolio gained one of the most well-respected large-cap value managers in the industry. We also established a new position in Capital Appreciation Value Fund (T. Rowe Price), which has a conservative and flexible mandate that seeks to outperform the broad equity market with less risk over a full market cycle. Like Franklin Templeton, T. Rowe Price is a long-time industry leader known for its strong culture, research depth and capability for uncovering value.

1The blended index is comprised of the S&P 500 Index (S&P) and the Barclays Capital U.S. Aggregate Bond Index (BarCap) and it adjusts over time: from inception to 11-30-07 blend was 81% S&P/19% BarCap, from 12-1-07 to 11-30-08, blend was 79% S&P/21% BarCap, from 12-1-08 to 11-30-09, blend was 77% S&P/23% BarCap, from 12-1-09 to 11-30-10, blend was 74% S&P/26% BarCap and from 12-1-10 to 8-31-11, blend is 72% S&P/28% BarCap.

2Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

14	Lifecycle 2020 Portfolio | Annual report

	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending balance	$10,534	$10,571	$10,705	$10,874	$10,866

Index 1	9,821	9,821	9,821	9,821	9,821

Index 2	13,579	13,579	13,579	13,579	13,579

Index 3	10,627	10,627	10,627	10,627	10,627

Index 1 — S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Index 3 — Blend of Index 1 & 2 that adjusts over time: from inception to 11-30-07 blend is 81% Index 1/19% Index 2, from 12-1-07 to 11-30-08 blend is 79% Index 1/21% Index 2, from 12-1-08 to 11-30-09 blend is 77% Index 1/23% Index 2, from 12-1-09 to 11-30-10 blend is 74% Index 1/26% Index 2 and from 12-1-10 to 8-31-11 blend is 72% Index 1/28% Index 2.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Performance chart

Total returns with maximum sales charge for the period ended 8-31-11

	Class A	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Average annual total returns — 1 year	7.21%	12.61%	12.78%	13.09%	13.50%	13.33%

Average annual total returns — Since inception[3]	0.23%	1.08%	1.15%	1.42%	1.74%	1.73%

Cumulative returns — 1 year	7.21%	12.61%	12.78%	13.09%	13.50%	13.33%

Cumulative returns — Since inception[3]	1.10%	5.34%	5.71%	7.05%	8.74%	8.66%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class R1. Class R3, Class R4 and Class R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class 1 the net expenses equal the gross expenses. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expense ratios are as follows:

	Class A	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.31	1.46	1.41	1.11	0.81	0.86
Gross (%)	1.38	1.79	1.84	5.77	1.62	0.86

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

3 From 10-30-06.

Annual report | Lifecycle 2020 Portfolio	15

John Hancock
Lifecycle 2015 Portfolio

Goal and strategy

To seek high total return until the Portfolio’s target retirement date. Under normal market conditions, the Portfolio invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.

Asset Allocation

Equity	58% of Total

U.S. Large Cap	35%

International Large Cap	6%

Emerging Markets	4%

U.S. Mid Cap	4%

Large Blend	2%

Natural Resources	2%

Real Estate	2%

U.S. Small Cap	2%

International Small Cap	1%

Fixed Income	40% of Total

Intermediate Bond	12%

Multi-Sector Bond	12%

High-Yield Bond	6%

Bank Loan	5%

Global Bond	3%

Treasury Inflation-
Protected Securities	2%

Other	2% of Total

Currency	2%

As a percentage of net assets on 8-31-11.

Portfolio results

For the 12 months ended August 31, 2011, John Hancock Lifecycle 2015 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 11.54%, 11.41%, 11.46%, 11.76%, 12.17% and 12.00%, respectively, at net asset value. In comparison, the S&P 500 Index returned 18.50% over the same period and the Barclays Capital U.S. Aggregate Bond Index returned 4.62%. A blended index, which rolls down in its equity weighting to match the Portfolio’s glidepath, returned 13.33%. 1 The Class A shares outperformed the Morningstar, Inc. Target-Date 2011–2015 category average return of 10.91%.2

Performance review

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. During this highly volatile period, however, results for the Portfolio’s allocations were mixed. Among equities, weightings in mid- and small-cap stocks and global natural resources outpaced the benchmark S&P 500 Index, while international large-cap, emerging-markets and global real estate equities underperformed it. Among fixed-income weightings, TIPS (Treasury Inflation-Protected Securities) and high-yield and global bonds outperformed the Barclays Capital U.S. Aggregate Bond Index, while multi-sector bonds and bank loans lagged it.

The shifting market currents during this period proved to be a difficult environment for active management in general, including managers of underlying funds in the Portfolio, who on balance underperformed their respective indexes. For example, Currency Strategies Fund (First Quadrant), which tends to be uncorrelated to both equity and fixed income, underperformed both asset classes as a result of short positions (unfavorable view) on the Swiss franc and Australian dollar. Total Return Fund (PIMCO), which had been a strong performer last year, was hurt relative to the Barclays Capital U.S. Aggregate Bond Index due its underweighting in U.S. Treasuries.

However, there were a number of bright spots. For example, Strategic Income Opportunities Fund (John Hancock) added value versus Morningstar’s multi-sector bond universe through its overweighting of high-yield bonds, and, to a lesser extent, emerging-market bonds and convertible securities. Value & Restructuring Fund (Columbia) outpaced the Russell 1000 Value Index through its overweight positions and strong stock selection in industrials and materials.

The Portfolio had two important additions during the year. With the addition of Mutual Shares Fund (Franklin), the Portfolio gained one of the most well-respected large-cap value managers in the industry. We also established a new position in Capital Appreciation Value Fund (T. Rowe Price), which has a conservative and flexible mandate that seeks to outperform the broad equity market with less risk over a full market cycle. Like Franklin Templeton, T. Rowe Price is a long-time industry leader known for its strong culture, research depth and capability for uncovering value.

1The blended index is comprised of the S&P 500 Index (S&P) and the Barclays Capital U.S. Aggregate Bond Index (BarCap) and it adjusts over time: from inception to 11-30-07 blend was 70% S&P/30% BarCap, from 12-1-07 to 11-30-08, blend was 67% S&P/33% BarCap, from 12-1-08 to 11-30-09, blend was 65% S&P/35% BarCap, from 12-1-09 to 11-30-10, blend was 62% S&P/38% BarCap and from 12-1-10 to 8-31-11, blend is 60% S&P/40% BarCap.

2Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

16	Lifecycle 2015 Portfolio | Annual report

	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending balance	$10,766	$10,792	$10,940	$11,113	$11,103

Index 1	9,821	9,821	9,821	9,821	9,821

Index 2	13,579	13,579	13,579	13,579	13,579

Index 3	11,096	11,096	11,096	11,096	11,096

Index 1 — S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Index 3 — Blend of Index 1 & 2 that adjusts over time: from inception to 11-30-07 blend is 70% Index 1/30% Index 2, from 12-1-07 to 11-30-08 blend is 67% Index 1/33% Index 2, from 12-1-08 to 11-30-09 blend is 65% Index 1/35% Index 2, from 12-1-09 to 11-30-10 blend is 62% Index 1/38% Index 2 and from 12-1-10 to 8-31-11 blend is 60% Index 1/40% Index 2.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Performance chart

Total returns with maximum sales charge for the period ended 8-31-11

	Class A	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Average annual total returns — 1 year	5.91%	11.41%	11.46%	11.76%	12.17%	12.00%

Average annual total returns — Since inception[3]	0.68%	1.54%	1.59%	1.87%	2.20%	2.18%

Cumulative returns — 1 year	5.91%	11.41%	11.46%	11.76%	12.17%	12.00%

Cumulative returns — Since inception[3]	3.32%	7.66%	7.92%	9.40%	11.13%	11.03%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class R1. Class R3, Class R4 and Class R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class 1 the net expenses equal the gross expenses. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expense ratios are as follows:

	Class A	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.30	1.45	1.40	1.10	0.80	0.85
Gross (%)	1.38	1.96	1.95	7.52	3.96	0.85

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

3 From 10-30-06.

Annual report | Lifecycle 2015 Portfolio	17

John Hancock
Lifecycle 2010 Portfolio

Goal and strategy

To seek high total return until the Portfolio’s target retirement date. Under normal market conditions, the Portfolio invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.

Asset Allocation

Equity	48% of Total

U.S. Large Cap	29%

International Large Cap	5%

Emerging Markets	3%

U.S. Mid Cap	3%

Large Blend	2%

Real Estate	2%

U.S. Small Cap	2%

International Small Cap	1%

Natural Resources	1%

Fixed Income	50% of Total

Intermediate Bond	18%

Multi-Sector Bond	14%

High-Yield Bond	7%

Bank Loan	6%

Global Bond	3%

Treasury Inflation-
Protected Securities	2%

Other	2% of Total

Currency	2%

As a percentage of net assets on 8-31-11.

Portfolio results

For the 12 months ended August 31, 2011, John Hancock Lifecycle 2010 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 10.21%, 10.09%, 10.13%, 10.42%, 10.83% and 10.78%, respectively, at net asset value. In comparison, the S&P 500 Index returned 18.50% over the same period and the Barclays Capital U.S. Aggregate Bond Index returned 4.62%. A blended index, which rolls down in its equity weighting to match the Portfolio’s glidepath, returned 11.94%.1 The Class A shares outperformed the Morningstar, Inc. Target-Date 2000–2010 category average return of 10.04%.2

Performance review

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. During this highly volatile period, however, results for the Portfolio’s allocations were mixed. Among equities, weightings in mid- and small-cap stocks and global natural resources outpaced the benchmark S&P 500 Index, while international large-cap, emerging-markets and global real estate equities underperformed it. Among fixed-income weightings, TIPS (Treasury Inflation-Protected Securities) and high-yield and global bonds outperformed the Barclays Capital U.S. Aggregate Bond Index, while multi-sector bonds and bank loans lagged it.

The shifting market currents during this period proved to be a difficult environment for active management in general, including managers of underlying funds in the Portfolio, who on balance underperformed their respective indexes. For example, Currency Strategies Fund (First Quadrant), which tends to be uncorrelated to both equity and fixed income, underperformed both asset classes as a result of short positions (unfavorable view) on the Swiss franc and Australian dollar. Total Return Fund (PIMCO), which had been a strong performer last year, was hurt relative to the Barclays Capital U.S. Aggregate Bond Index due its underweighting in U.S. Treasuries.

However, there were a number of bright spots. For example, two funds added value versus Morningstar’s multi-sector bond universe. Strategic Income Opportunities Fund (John Hancock) was helped by its overweighting in high-yield bonds and, to a lesser extent, emerging-market bonds and convertible securities. Value & Restructuring Fund (Columbia) outpaced the Russell 1000 Value Index through its overweight positions and strong stock selection in industrials and materials.

The Portfolio had two important additions during the year. With the addition of Mutual Shares Fund (Franklin), the Portfolio gained one of the most well-respected large-cap value managers in the industry. We also established a new position in Capital Appreciation Value Fund (T. Rowe Price), which has a more conservative and flexible mandate that seeks to outperform the broad equity market with less risk over a full market cycle. Like Franklin Templeton, T. Rowe Price is a long-time industry leader known for its strong culture, research depth and capability for uncovering value.

1The blended index is comprised of the S&P 500 Index (S&P) and the Barclays Capital U.S. Aggregate Bond Index (BarCap) and it adjusts over time: from inception to 11-30-07 blend was 58% S&P/42% BarCap from 12-1-07 to 11-30-08, blend was 56% S&P/44% BarCap, from 12-1-08 to 11-30-09, blend was 54% S&P/46% BarCap, from 12-1-09 to 11-30-10, blend was 52% S&P/48% BarCap and from 12-1-10 to 8-31-11, blend is 50% S&P/50% BarCap.

2Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Portfolio’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

18	Lifecycle 2010 Portfolio | Annual report

	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Start date	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending balance	$11,007	$11,044	$11,206	$11,370	$11,368

Index 1	9,821	9,821	9,821	9,821	9,821

Index 2	13,579	13,579	13,579	13,579	13,579

Index 3	11,520	11,520	11,520	11,520	11,520

Index 1 — S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Index 3 — Blend of Index 1 & 2 that adjusts over time: from inception to 11-30-07 blend is 58% Index 1/42% Index 2, from 12-1-07 to 11-30-08 blend is 56% Index 1/44% Index 2, from 12-1-08 to 11-30-09 blend is 54% Index 1/46% Index 2, from 12-1-09 to 11-30-10 blend is 52% Index 1/48% Index 2 and from 12-1-10 to 8-31-11 blend is 50% Index 1/50% Index 2.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Performance chart

Total returns with maximum sales charge for the period ended 8-31-11

	Class A	Class R1[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class 1[2]

Average annual total returns — 1 year	4.73%	10.09%	10.13%	10.42%	10.83%	10.78%

Average annual total returns — Since inception[3]	1.15%	2.00%	2.07%	2.38%	2.69%	2.68%

Cumulative returns — 1 year	4.73%	10.09%	10.13%	10.42%	10.83%	10.78%

Cumulative returns — Since inception[3]	5.68%	10.07%	10.44%	12.06%	13.70%	13.68%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A, Class R1. Class R3, Class R4 and Class R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Class 1 the net expenses equal the gross expenses. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The expense ratios are as follows:

	Class A	Class R1	Class R3	Class R4	Class R5	Class 1
Net (%)	1.28	1.43	1.38	1.08	0.78	0.83
Gross (%)	1.35	2.30	1.96	8.90	3.68	0.83

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

2 For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

3 From 10-30-06.

Annual report | Lifecycle 2010 Portfolio	19

Your expenses

As a shareholder of a John Hancock Funds II Lifecycle Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which each Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2011 through August 31, 2011).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	Lifecycle Portfolios | Annual report

Shareholder expense example chart

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-11	8-31-11	3-1-11–8-31-11	Expense Ratio[2]
Lifecycle 2045 Portfolio

Class A	Actual	$1,000.00	$918.30	$2.85	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%

Class R1	Actual	1,000.00	918.20	3.58	0.74%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

Class R3	Actual	1,000.00	918.30	3.14	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%

Class R4	Actual	1,000.00	919.50	1.89	0.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.99	0.39%

Class R5	Actual	1,000.00	920.60	0.44	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%

Class 1	Actual	1,000.00	919.60	0.68	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%

Lifecycle 2040 Portfolio

Class A	Actual	$1,000.00	$918.40	$2.85	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%

Class R1	Actual	1,000.00	917.30	3.58	0.74%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

Class R3	Actual	1,000.00	918.20	3.14	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%

Class R4	Actual	1,000.00	919.40	1.94	0.40%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%

Class R5	Actual	1,000.00	920.60	0.44	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%

Class 1	Actual	1,000.00	920.60	0.68	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%

Lifecycle 2035 Portfolio

Class A	Actual	$1,000.00	$918.70	$2.85	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%

Class R1	Actual	1,000.00	917.60	3.58	0.74%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

Class R3	Actual	1,000.00	917.70	3.34	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.77	0.69%

Class R4	Actual	1,000.00	919.00	1.89	0.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.99	0.39%

Class R5	Actual	1,000.00	920.00	0.44	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%

Class 1	Actual	1,000.00	920.00	0.68	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%

Annual report | Lifecycle Portfolios	21

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-11	8-31-11	3-1-11–8-31-11	Expense Ratio[2]
Lifecycle 2030 Portfolio

Class A	Actual	$1,000.00	$922.80	$2.86	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%

Class R1	Actual	1,000.00	921.60	3.58	0.74%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

Class R3	Actual	1,000.00	921.70	3.34	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%

Class R4	Actual	1,000.00	922.70	1.84	0.38%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.94	0.38%

Class R5	Actual	1,000.00	924.70	0.44	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%

Class 1	Actual	1,000.00	924.60	0.68	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%

Lifecycle 2025 Portfolio

Class A	Actual	$1,000.00	$930.70	$2.87	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%

Class R1	Actual	1,000.00	929.50	3.55	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

Class R3	Actual	1,000.00	929.60	3.31	0.68%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%

Class R4	Actual	1,000.00	930.70	1.85	0.38%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.94	0.38%

Class R5	Actual	1,000.00	932.50	0.39	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%

Class 1	Actual	1,000.00	932.50	0.63	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%

Lifecycle 2020 Portfolio

Class A	Actual	$1,000.00	$940.90	$2.84	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.96	0.58%

Class R1	Actual	1,000.00	939.80	3.57	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

Class R3	Actual	1,000.00	940.80	3.33	0.68%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%

Class R4	Actual	1,000.00	941.80	1.86	0.38%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.94	0.38%

Class R5	Actual	1,000.00	942.90	0.39	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%

Class 1	Actual	1,000.00	942.80	0.64	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%

22	Lifecycle Portfolios | Annual report

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-11	8-31-11	3-1-11–8-31-11	Expense Ratio[2]
Lifecycle 2015 Portfolio

Class A	Actual	$1,000.00	$953.30	$2.90	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%

Class R1	Actual	1,000.00	953.20	3.64	0.74%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

Class R3	Actual	1,000.00	953.20	3.40	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%

Class R4	Actual	1,000.00	954.20	1.92	0.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.99	0.39%

Class R5	Actual	1,000.00	956.30	0.44	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%

Class 1	Actual	1,000.00	955.30	0.69	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%

Lifecycle 2010 Portfolio

Class A	Actual	$1,000.00	$963.80	$2.92	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%

Class R1	Actual	1,000.00	962.70	3.66	0.74%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

Class R3	Actual	1,000.00	962.70	3.41	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%

Class R4	Actual	1,000.00	963.80	1.93	0.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.99	0.39%

Class R5	Actual	1,000.00	966.80	0.45	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%

Class 1	Actual	1,000.00	965.80	0.69	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period)

2 The Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolios. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle
ended	2045	2040	2035	2030	2025	2020	2015	2010
8-31-11	0.48%–1.14%	0.48%–1.14%	0.48%–1.14%	0.48%–1.14%	0.48%–1.14%	0.48%–1.14%	0.48%–1.14%	0.48%–1.12%

Annual report | Lifecycle Portfolios	23

Portfolios’ investments

Investment companies

Underlying Funds’ Subadvisers

American Century Management, Inc.	(American Century)

Columbia Management Investment
Advisers, LLC	(Columbia)

Davis Selected Advisors, L.P.	(Davis)

Declaration Management &	(Declaration)
Research LLC

Deutsche Asset Management	(Deutsche)

Dimensional Fund Advisors, Inc.	(DFA)

First Quadrant L.P.	(First Quadrant)

Franklin Mutual Advisers
Franklin Templeton Investment Corp.	(Franklin)
Templeton Investment Counsel, LLC

Frontier Capital Management Company, LLC	(Frontier)

Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)

Invesco Advisers, Inc.	(Invesco)

Jennison Associates LLC	(Jennison)

John Hancock Asset Management*	(John Hancock)

Lord Abbett	(Lord Abbett)

Marsico Capital Management, LLC	(Marsico)

Pacific Investment Management Company LLC	(PIMCO)

Perimeter Capital Management LLC	(Perimeter)

SSgA Funds Management, Inc.	(SSgA)

Stone Harbor Investment Partners LP	(Stone Harbor)

T. Rowe Price Associates, Inc.	(T. Rowe Price)

Wellington Management Company, LLP	(Wellington)

Wells Capital Management, Incorporated	(Wells Capital)

Western Asset Management Company	(WAMCO)

*Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

Lifecycle 2045 Portfolio

As of 8-31-11

	Shares	Value

Affiliated Investment Companies — 100.01%

EQUITY 92.72%

John Hancock Funds II (G) 91.10%

All Cap Value, Class NAV (Lord Abbett)	920,411	$9,995,665

Alpha Opportunities, Class NAV (Wellington)	1,313,599	14,331,369

Blue Chip Growth, Class NAV (T. Rowe Price)	1,180,470	24,341,295

Capital Appreciation, Class NAV (Jennison)	2,125,877	24,341,295

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	948,283	9,255,245

Emerging Markets, Class NAV (DFA)	3,721,374	39,744,272

Equity-Income, Class NAV (T. Rowe Price)	745,716	10,104,457

Fundamental Value, Class NAV (Davis)	997,851	14,279,248

Global Real Estate, Class NAV (Deutsche)	959,185	7,059,604

Heritage, Class NAV (American Century) (I)	369,500	3,284,853

Index 500, Class NAV (John Hancock2) (A)	13,844,545	125,846,918

International Equity Index, Class NAV (SSgA)	2,009,347	33,254,686

International Growth Stock, Class NAV (Invesco)	206,726	2,193,360

International Opportunities, Class NAV (Marsico)	244,782	3,101,389

International Small Cap, Class NAV (Franklin)	266,499	3,978,836

International Small Company, Class NAV (DFA)	488,201	3,978,836

International Value, Class NAV (Franklin)	384,354	5,211,847

Mid Cap Growth Index, Class NAV (SSgA)	524,232	5,829,458

Mid Cap Stock, Class NAV (Wellington) (I)	436,830	7,356,221

Mid Cap Value Equity, Class NAV (Columbia)	287,395	2,629,664

Mid Cap Value Index, Class NAV (SSgA)	585,709	5,816,093

Mid Value, Class NAV (T. Rowe Price)	386,088	5,355,046

Mutual Shares, Class NAV (Franklin) (I)	928,139	9,606,242

Natural Resources, Class NAV (Wellington)	631,150	13,386,689

Real Estate Equity, Class NAV (T. Rowe Price)	294,469	2,405,808

Small Cap Growth, Class NAV (Wellington) (I)	201,953	2,035,684

Small Cap Index, Class NAV (John Hancock2) (A)	463,397	5,783,192

Small Cap Value, Class NAV (Wellington)	163,875	2,590,870

Small Company Growth, Class NAV (Invesco) (I)	156,111	2,035,684

Small Company Value, Class NAV (T. Rowe Price)	142,971	3,469,915

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2](A)/Perimeter) (I)	189,896	2,035,684

Value & Restructuring, Class NAV (Columbia)	838,040	9,084,357

Value, Class NAV (Invesco)	280,848	2,631,550

John Hancock Funds III (G) 1.14%

International Core, Class NAV (GMO)	186,028	5,208,772

John Hancock Investment Trust (G) 0.48%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	195,723	2,174,480

FIXED INCOME 5.01%

John Hancock Funds II (G) 5.01%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	126,384	1,295,435

Floating Rate Income, Class NAV (WAMCO)	356,676	3,227,914

Global Bond, Class NAV (PIMCO)	101,337	1,341,701

Global High Yield, Class NAV (Stone Harbor)	158,646	1,640,398

High Yield, Class NAV (WAMCO)	257,626	2,251,653

Multi Sector Bond, Class NAV (Stone Harbor)	210,416	2,120,998

Real Return Bond, Class NAV (PIMCO)	74,852	971,576

Spectrum Income, Class NAV (T. Rowe Price)	224,842	2,405,808

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	216,016	2,320,016

Total Return, Class NAV (PIMCO)	259,771	3,654,978

U.S. High Yield Bond, Class NAV (Wells Capital)	133,863	1,670,616

OTHER 2.28%

John Hancock Funds II (G) 2.28%

Currency Strategies, Class NAV (First Quadrant) (I)	1,186,972	10,409,745

Total investments
(Cost $408,736,667) 100.01%		$457,049,422

Other assets and liabilities, net (0.01%)		(135,158)

TOTAL NET ASSETS 100.00%		$456,914,264

Percentages are based upon net assets.

24	Lifecycle Portfolios | Annual report	See notes to financial statements

Lifecycle 2040 Portfolio

As of 8-31-11

	Shares	Value

Affiliated Investment Companies — 100.01%

EQUITY 92.79%

John Hancock Funds II (G) 91.18%

All Cap Value, Class NAV (Lord Abbett)	894,975	$9,719,424

Alpha Opportunities, Class NAV (Wellington)	1,284,889	14,018,136

Blue Chip Growth, Class NAV (T. Rowe Price)	1,147,847	23,668,597

Capital Appreciation, Class NAV (Jennison)	2,067,126	23,668,597

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	922,076	8,999,467

Emerging Markets, Class NAV (DFA)	3,659,504	39,083,500

Equity-Income, Class NAV (T. Rowe Price)	729,418	9,883,609

Fundamental Value, Class NAV (Davis)	976,488	13,973,545

Global Real Estate, Class NAV (Deutsche)	935,580	6,885,870

Heritage, Class NAV (American Century) (I)	359,258	3,193,800

Index 500, Class NAV (John Hancock2) (A)	13,541,952	123,096,344

International Equity Index, Class NAV (SSgA)	1,964,943	32,519,800

International Growth Stock, Class NAV (Invesco)	194,199	2,060,451

International Opportunities, Class NAV (Marsico)	244,344	3,095,844

International Small Cap, Class NAV (Franklin)	259,112	3,868,547

International Small Company, Class NAV (DFA)	474,668	3,868,547

International Value, Class NAV (Franklin)	375,861	5,096,672

Mid Cap Growth Index, Class NAV (SSgA)	509,701	5,667,871

Mid Cap Stock, Class NAV (Wellington) (I)	424,722	7,152,313

Mid Cap Value Equity, Class NAV (Columbia)	280,223	2,564,037

Mid Cap Value Index, Class NAV (SSgA)	570,783	5,667,871

Mid Value, Class NAV (T. Rowe Price)	376,210	5,218,040

Mutual Shares, Class NAV (Franklin) (I)	907,854	9,396,284

Natural Resources, Class NAV (Wellington)	623,143	13,216,856

Real Estate Equity, Class NAV (T. Rowe Price)	286,306	2,339,121

Small Cap Growth, Class NAV (Wellington) (I)	196,355	1,979,256

Small Cap Index, Class NAV (John Hancock2) (A)	450,552	5,622,888

Small Cap Value, Class NAV (Wellington)	159,333	2,519,054

Small Company Growth, Class NAV (Invesco) (I)	151,783	1,979,256

Small Company Value, Class NAV (T. Rowe Price)	139,008	3,373,732

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2](A)/Perimeter)	184,632	1,979,256

Value & Restructuring, Class NAV (Columbia)	816,266	8,848,324

Value, Class NAV (Invesco)	273,643	2,564,037

John Hancock Funds III (G) 1.14%

International Core, Class NAV (GMO)	181,917	5,093,665

John Hancock Investment Trust (G) 0.47%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	190,298	2,114,206

FIXED INCOME 4.95%

John Hancock Funds II (G) 4.95%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	119,657	1,226,486

Floating Rate Income, Class NAV (WAMCO)	345,998	3,131,282

Global Bond, Class NAV (PIMCO)	96,609	1,279,097

Global High Yield, Class NAV (Stone Harbor)	155,013	1,602,830

High Yield, Class NAV (WAMCO)	254,377	2,223,251

Multi Sector Bond, Class NAV (Stone Harbor)	200,674	2,022,792

Real Return Bond, Class NAV (PIMCO)	70,290	912,369

Spectrum Income, Class NAV (T. Rowe Price)	216,830	2,320,082

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	211,243	2,268,747

Total Return, Class NAV (PIMCO)	247,347	3,480,170

U.S. High Yield Bond, Class NAV (Wells Capital)	128,377	1,602,142

OTHER 2.27%

John Hancock Funds II (G) 2.27%

Currency Strategies, Class NAV (First Quadrant) (I)	1,154,070	10,121,197

Total investments
(Cost $400,573,772) 100.01%		$446,187,262

Other assets and liabilities, net (0.01%)		(134,707)

TOTAL NET ASSETS 100.00%		$446,052,555

Percentages are based upon net assets.

Lifecycle 2035 Portfolio

As of 8-31-11

	Shares	Value

Affiliated Investment Companies — 100.01%

EQUITY 92.78%

John Hancock Funds II (G) 91.16%

All Cap Value, Class NAV (Lord Abbett)	1,185,414	$12,873,599

Alpha Opportunities, Class NAV (Wellington)	1,679,413	18,322,392

Blue Chip Growth, Class NAV (T. Rowe Price)	1,505,390	31,041,133

Capital Appreciation, Class NAV (Jennison)	2,703,883	30,959,464

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	1,203,590	11,747,041

Emerging Markets, Class NAV (DFA)	4,779,566	51,045,761

Equity-Income, Class NAV (T. Rowe Price)	954,854	12,938,276

Fundamental Value, Class NAV (Davis)	1,267,941	18,144,233

Global Real Estate, Class NAV (Deutsche)	1,222,990	9,001,210

Heritage, Class NAV (American Century) (I)	475,863	4,230,419

Index 500, Class NAV (John Hancock2) (A)	17,721,771	161,090,900

International Equity Index, Class NAV (SSgA)	2,562,272	42,405,601

International Growth Stock, Class NAV (Invesco)	258,710	2,744,915

International Opportunities, Class NAV (Marsico)	316,192	4,006,156

International Small Cap, Class NAV (Franklin)	333,355	4,976,989

International Small Company, Class NAV (DFA)	610,319	4,974,099

International Value, Class NAV (Franklin)	490,120	6,646,025

Mid Cap Growth Index, Class NAV (SSgA)	672,361	7,476,652

Mid Cap Stock, Class NAV (Wellington) (I)	562,575	9,473,755

Mid Cap Value Equity, Class NAV (Columbia)	367,449	3,362,157

Mid Cap Value Index, Class NAV (SSgA)	749,759	7,445,110

Mid Value, Class NAV (T. Rowe Price)	494,311	6,856,099

Mutual Shares, Class NAV (Franklin) (I)	1,186,609	12,281,405

Natural Resources, Class NAV (Wellington)	810,264	17,185,695

Real Estate Equity, Class NAV (T. Rowe Price)	375,435	3,067,303

Small Cap Growth, Class NAV (Wellington) (I)	260,086	2,621,668

Small Cap Index, Class NAV (John Hancock2) (A)	594,237	7,416,073

Small Cap Value, Class NAV (Wellington)	211,048	3,336,669

Small Company Growth, Class NAV (Invesco) (I)	201,048	2,621,668

Small Company Value, Class NAV (T. Rowe Price)	184,127	4,468,752

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2](A)/Perimeter) (I)	244,559	2,621,668

Value & Restructuring, Class NAV (Columbia)	1,069,499	11,593,364

Value, Class NAV (Invesco)	360,089	3,374,036

John Hancock Funds III (G) 1.14%

International Core, Class NAV (GMO)	237,218	6,642,105

John Hancock Investment Trust (G) 0.48%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	252,063	2,800,418

FIXED INCOME 4.94%

John Hancock Funds II (G) 4.94

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	157,251	1,611,826

Floating Rate Income, Class NAV (WAMCO)	450,477	4,076,814

Global Bond, Class NAV (PIMCO)	126,797	1,678,791

Global High Yield, Class NAV (Stone Harbor)	201,823	2,086,848

High Yield, Class NAV (WAMCO)	330,215	2,886,080

Multi Sector Bond, Class NAV (Stone Harbor)	262,825	2,649,277

Real Return Bond, Class NAV (PIMCO)	92,221	1,197,024

Spectrum Income, Class NAV (T. Rowe Price)	283,384	3,032,211

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	280,012	3,007,332

Total Return, Class NAV (PIMCO)	324,258	4,562,305

U.S. High Yield Bond, Class NAV (Wells Capital)	167,169	2,086,269

OTHER 2.30%

John Hancock Funds II (G) 2.30%

Currency Strategies, Class NAV (First Quadrant) (I)	1,528,650	13,406,257

Total investments
(Cost $524,674,989) 100.02%		$584,073,844

Other assets and liabilities, net (0.02%)		(139,174)

TOTAL NET ASSETS 100.00%		$583,934,670

Percentages are based upon net assets.

See notes to financial statements	Annual report | Lifecycle Portfolios	25

Lifecycle 2030 Portfolio

As of 8-31-11

	Shares	Value

Affiliated Investment Companies — 100.01%

EQUITY 88.73%

John Hancock Funds II (G) 87.21%

All Cap Value, Class NAV (Lord Abbett)	1,465,817	$15,918,773

Alpha Opportunities, Class NAV (Wellington)	2,100,156	22,912,707

Blue Chip Growth, Class NAV (T. Rowe Price)	1,867,520	38,508,271

Capital Appreciation, Class NAV (Jennison)	3,362,132	38,496,408

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	1,514,520	14,781,718

Emerging Markets, Class NAV (DFA)	5,744,452	61,350,752

Equity-Income, Class NAV (T. Rowe Price)	1,204,820	16,325,312

Fundamental Value, Class NAV (Davis)	1,598,007	22,867,476

Global Real Estate, Class NAV (Deutsche)	1,574,237	11,586,385

Heritage, Class NAV (American Century) (I)	596,700	5,304,666

Index 500, Class NAV (John Hancock2) (A)	21,964,577	199,658,004

International Equity Index, Class NAV (SSgA)	3,181,283	52,650,232

International Growth Stock, Class NAV (Invesco)	329,121	3,491,979

International Opportunities, Class NAV (Marsico)	354,256	4,488,420

International Small Cap, Class NAV (Franklin)	383,251	5,721,934

International Small Company, Class NAV (DFA)	705,680	5,751,290

International Value, Class NAV (Franklin)	581,501	7,885,149

Mid Cap Growth Index, Class NAV (SSgA)	804,150	8,942,151

Mid Cap Stock, Class NAV (Wellington) (I)	679,508	11,442,921

Mid Cap Value Equity, Class NAV (Columbia)	438,950	4,016,390

Mid Cap Value Index, Class NAV (SSgA)	899,480	8,931,838

Mid Value, Class NAV (T. Rowe Price)	633,784	8,790,589

Mutual Shares, Class NAV (Franklin)	1,445,782	14,963,844

Natural Resources, Class NAV (Wellington)	998,568	21,179,618

Real Estate Equity, Class NAV (T. Rowe Price)	476,446	3,892,567

Small Cap Growth, Class NAV (Wellington)	278,164	2,803,895

Small Cap Index, Class NAV (John Hancock2) (A)	740,807	9,245,274

Small Cap Value, Class NAV (Wellington)	239,661	3,789,047

Small Company Growth, Class NAV (Invesco)	215,023	2,803,895

Small Company Value, Class NAV (T. Rowe Price)	196,712	4,774,199

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2](A)/Perimeter)	261,557	2,803,895

Value & Restructuring, Class NAV (Columbia)	1,339,689	14,522,228

Value, Class NAV (Invesco)	428,644	4,016,390

John Hancock Funds III (G) 1.05%

International Core, Class NAV (GMO)	281,446	7,880,497

John Hancock Investment Trust (G) 0.47%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	320,585	3,561,704

FIXED INCOME 9.01%

John Hancock Funds II (G) 9.01%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	375,302	3,846,843

Floating Rate Income, Class NAV (WAMCO)	1,067,902	9,664,516

Global Bond, Class NAV (PIMCO)	289,929	3,838,661

Global High Yield, Class NAV (Stone Harbor)	454,929	4,703,962

High Yield, Class NAV (WAMCO)	812,393	7,100,319

Multi Sector Bond, Class NAV (Stone Harbor)	626,172	6,311,817

Real Return Bond, Class NAV (PIMCO)	223,896	2,906,165

Spectrum Income, Class NAV (T. Rowe Price)	654,912	7,007,562

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	636,793	6,839,153

Total Return, Class NAV (PIMCO)	759,425	10,685,112

U.S. High Yield Bond, Class NAV (Wells Capital)	376,920	4,703,962

OTHER 2.27%

John Hancock Funds II (G) 2.27%

Currency Strategies, Class NAV (First Quadrant) (I)	1,941,842	17,029,957

Total investments
(Cost $675,311,753) 100.01%		$750,698,447

Other assets and liabilities, net (0.01%)		(151,500)

TOTAL NET ASSETS 100.00%		$750,546,947

Percentages are based upon net assets.

Lifecycle 2025 Portfolio

As of 8-31-11

	Shares	Value

Affiliated Investment Companies — 100.01%

EQUITY 80.79%

John Hancock Funds II (G) 79.44%

All Cap Value, Class NAV (Lord Abbett)	1,546,672	$16,796,853

Alpha Opportunities, Class NAV (Wellington)	2,207,287	24,081,498

Blue Chip Growth, Class NAV (T. Rowe Price)	1,982,919	40,887,794

Capital Appreciation, Class NAV (Jennison)	3,556,069	40,716,986

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	1,591,542	15,533,456

Emerging Markets, Class NAV (DFA)	5,926,341	63,293,318

Equity-Income, Class NAV (T. Rowe Price)	1,289,352	17,470,718

Fundamental Value, Class NAV (Davis)	1,675,253	23,972,870

Global Real Estate, Class NAV (Deutsche)	1,774,330	13,059,071

Heritage, Class NAV (American Century) (I)	596,312	5,301,218

Index 500, Class NAV (John Hancock2) (A)	23,629,972	214,796,448

International Equity Index, Class NAV (SSgA)	3,340,528	55,285,732

International Growth Stock, Class NAV (Invesco)	390,880	4,147,236

International Opportunities, Class NAV (Marsico)	315,111	3,992,454

International Small Cap, Class NAV (Franklin)	356,102	5,316,600

International Small Company, Class NAV (DFA)	654,097	5,330,887

International Value, Class NAV (Franklin)	588,049	7,973,946

Mid Cap Growth Index, Class NAV (SSgA)	821,302	9,132,881

Mid Cap Stock, Class NAV (Wellington) (I)	708,298	11,927,741

Mid Cap Value Equity, Class NAV (Columbia)	439,653	4,022,829

Mid Cap Value Index, Class NAV (SSgA)	913,480	9,070,853

Mid Value, Class NAV (T. Rowe Price)	648,241	8,991,098

Mutual Shares, Class NAV (Franklin)	1,523,012	15,763,170

Natural Resources, Class NAV (Wellington)	1,016,195	21,553,493

Real Estate Equity, Class NAV (T. Rowe Price)	533,801	4,361,156

Small Cap Growth, Class NAV (Wellington)	280,488	2,827,316

Small Cap Index, Class NAV (John Hancock2) (A)	631,620	7,882,613

Small Cap Value, Class NAV (Wellington)	206,773	3,269,084

Small Company Growth, Class NAV (Invesco) (I)	216,328	2,820,915

Small Company Value, Class NAV (T. Rowe Price)	214,786	5,212,864

Smaller Company Growth, Class NAV
(Frontier/John Hancock[2](A)/Perimeter)	263,742	2,827,316

Value & Restructuring, Class NAV (Columbia)	1,413,921	15,326,907

Value, Class NAV (Invesco)	433,753	4,064,267

John Hancock Funds III (G) 0.92%

International Core, Class NAV (GMO)	284,616	7,969,242

John Hancock Investment Trust (G) 0.43%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	337,551	3,750,189

FIXED INCOME 16.98%

John Hancock Funds II (G) 16.98%

Active Bond, Class NAV
(John Hancock/Declaration1) (A)	821,355	8,418,886

Floating Rate Income, Class NAV (WAMCO)	2,302,492	20,837,555

Global Bond, Class NAV (PIMCO)	647,464	8,572,427

Global High Yield, Class NAV (Stone Harbor)	971,035	10,040,504

High Yield, Class NAV (WAMCO)	1,685,947	14,735,178

Multi Sector Bond, Class NAV (Stone Harbor)	1,413,223	14,245,290

Real Return Bond, Class NAV (PIMCO)	483,846	6,280,318

Spectrum Income, Class NAV (T. Rowe Price)	1,395,161	14,928,218

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	1,388,957	14,917,403

Total Return, Class NAV (PIMCO)	1,688,015	23,750,378

U.S. High Yield Bond, Class NAV (Wells Capital)	807,433	10,076,769

OTHER 2.24%

John Hancock Funds II (G) 2.24%

Currency Strategies, Class NAV (First Quadrant) (I)	2,205,460	19,341,882

Total investments
(Cost $780,300,130) 100.01%		$864,875,827

Other assets and liabilities, net (0.01%)		(143,727)

TOTAL NET ASSETS 100.00%		$864,732,100

Percentages are based upon net assets.

26	Lifecycle Portfolios | Annual report	See notes to financial statements

Lifecycle 2020 Portfolio

As of 8-31-11

	Shares	Value

Affiliated Investment Companies — 100.01%

EQUITY 69.95%

John Hancock Funds II (G) 68.78%

All Cap Value, Class NAV (Lord Abbett)	1,296,099	$14,075,632

Alpha Opportunities, Class NAV (Wellington)	1,837,480	20,046,906

Blue Chip Growth, Class NAV (T. Rowe Price)	1,666,163	34,356,278

Capital Appreciation, Class NAV (Jennison)	2,992,325	34,262,126

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	1,312,780	12,812,731

Emerging Markets Class NAV (DFA)	4,654,851	49,713,804

Equity-Income, Class NAV (T. Rowe Price)	1,134,942	15,378,466

Fundamental Value, Class NAV (Davis)	1,392,627	19,928,486

Global Real Estate, Class NAV (Deutsche)	1,565,552	11,522,464

Heritage, Class NAV (American Century) (I)	484,386	4,306,195

Index 500, Class NAV (John Hancock2) (A)	19,992,919	181,735,632

International Equity Index, Class NAV (SSgA)	2,714,315	44,921,919

International Opportunities, Class NAV (Marsico)	485,447	6,150,616

International Small Cap, Class NAV (Franklin)	270,820	4,043,343

International Small Company, Class NAV (DFA)	494,464	4,029,884

International Value, Class NAV (Franklin)	456,876	6,195,233

Mid Cap Growth Index, Class NAV (SSgA)	664,787	7,392,430

Mid Cap Stock, Class NAV (Wellington) (I)	544,463	9,168,748

Mid Cap Value Equity, Class NAV (Columbia)	327,796	2,999,330

Mid Cap Value Index, Class NAV (SSgA)	737,067	7,319,071

Mid Value, Class NAV (T. Rowe Price)	513,271	7,119,070

Mutual Shares, Class NAV (Franklin) (I)	1,266,739	13,110,753

Natural Resources, Class NAV (Wellington)	822,567	17,446,643

Real Estate Equity, Class NAV (T. Rowe Price)	521,540	4,260,980

Small Cap Growth, Class NAV (Wellington) (I)	522,335	5,265,136

Small Cap Index, Class NAV (John Hancock2) (A)	807,693	10,080,003

Small Company Value, Class NAV (T. Rowe Price)	212,885	5,166,730

Value & Restructuring, Class NAV (Columbia)	1,160,504	12,579,866

Value, Class NAV (Invesco)	322,673	3,023,446

John Hancock Funds III (G) 0.75%

International Core, Class NAV (GMO)	221,128	6,191,578

John Hancock Investment Trust (G) 0.42%

Small Cap Intrinsic Value, Class NAV
(John Hancock1) (A)	311,587	3,461,727

FIXED INCOME 27.81%

John Hancock Funds II (G) 27.81%

Active Bond, Class NAV
(John Hancock/Declaration1) (A)	2,128,545	21,817,587

Floating Rate Income, Class NAV (WAMCO)	3,429,435	31,036,389

Global Bond, Class NAV (PIMCO)	1,240,519	16,424,476

Global High Yield, Class NAV (Stone Harbor)	1,253,961	12,965,958

High Yield, Class NAV (WAMCO)	2,197,214	19,203,652

Multi Sector Bond, Class NAV (Stone Harbor)	2,249,348	22,673,424

Real Return Bond, Class NAV (PIMCO)	837,283	10,867,937

Spectrum Income, Class NAV (T. Rowe Price)	2,134,367	22,837,725

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	2,124,528	22,817,433

Total Return, Class NAV (PIMCO)	2,566,447	36,109,910

U.S. High Yield Bond, Class NAV (Wells Capital)	1,042,691	13,012,789

OTHER 2.25%

John Hancock Funds II (G) 2.25%

Currency Strategies, Class NAV (First Quadrant) (I)	2,117,623	18,571,555

Total investments
(Cost $740,061,500) 100.01%		$826,404,061

Other assets and liabilities, net (0.01%)		(153,320)

TOTAL NET ASSETS 100.00%		$826,250,741

Percentages are based upon net assets.

Lifecycle 2015 Portfolio

As of 8-31-11

	Shares	Value

Affiliated Investment Companies — 100.01%

EQUITY 58.18%

John Hancock Funds II (G) 57.61%

All Cap Value, Class NAV (Lord Abbett)	760,591	$8,260,019

Alpha Opportunities, Class NAV (Wellington)	1,101,737	12,019,950

Blue Chip Growth, Class NAV (T. Rowe Price)	958,531	19,764,908

Capital Appreciation, Class NAV (Jennison)	1,719,224	19,685,111

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	722,665	7,053,213

Emerging Markets, Class NAV (DFA)	2,421,583	25,862,511

Equity-Income, Class NAV (T. Rowe Price)	682,668	9,250,155

Fundamental Value, Class NAV (Davis)	835,007	11,948,954

Global Real Estate, Class NAV (Deutsche)	967,069	7,117,631

Heritage, Class NAV (American Century) (I)	284,822	2,532,071

Index 500, Class NAV (John Hancock2) (A)	11,599,134	105,436,127

International Equity Index, Class NAV (SSgA)	1,496,830	24,772,536

International Opportunities, Class NAV (Marsico)	253,491	3,211,733

International Small Cap, Class NAV (Franklin)	139,660	2,085,126

International Small Company, Class NAV (DFA)	254,958	2,077,908

International Value, Class NAV (Franklin)	236,255	3,203,620

Mid Cap Growth Index, Class NAV (SSgA)	351,656	3,910,418

Mid Cap Stock, Class NAV (Wellington) (I)	288,618	4,860,326

Mid Cap Value Equity, Class NAV (Columbia)	200,197	1,831,804

Mid Cap Value Index, Class NAV (SSgA)	391,341	3,886,013

Mid Value, Class NAV (T. Rowe Price)	282,947	3,924,471

Mutual Shares, Class NAV (Franklin)	707,337	7,320,943

Natural Resources, Class NAV (Wellington)	453,725	9,623,503

Real Estate Equity, Class NAV (T. Rowe Price)	361,104	2,950,222

Small Cap Growth, Class NAV (Wellington) (I)	316,372	3,189,032

Small Cap Index, Class NAV (John Hancock2) (A)	585,497	7,307,000

Small Company Value, Class NAV (T. Rowe Price)	129,759	3,149,261

Value & Restructuring, Class NAV (Columbia)	634,349	6,876,339

Value, Class NAV (Invesco)	165,069	1,546,693

John Hancock Funds III (G) 0.57%

International Core, Class NAV (GMO)	114,308	3,200,611

FIXED INCOME 39.60%

John Hancock Funds II (G) 39.60

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	2,972,529	30,468,419

Floating Rate Income, Class NAV (WAMCO)	3,134,770	28,369,667

Global Bond, Class NAV (PIMCO)	1,354,661	17,935,705

Global High Yield, Class NAV (Stone Harbor)	970,663	10,036,656

High Yield, Class NAV (WAMCO)	1,722,538	15,054,983

Multi Sector Bond, Class NAV (Stone Harbor)	2,132,993	21,500,566

Real Return Bond, Class NAV (PIMCO)	862,549	11,195,891

Spectrum Income, Class NAV (T. Rowe Price)	2,009,399	21,500,566

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	2,001,915	21,500,566

Total Return, Class NAV (PIMCO)	2,525,743	35,537,205

U.S. High Yield Bond, Class NAV (Wells Capital)	804,219	10,036,656

OTHER 2.23%

John Hancock Funds II (G) 2.23%

Currency Strategies, Class NAV (First Quadrant) (I)	1,429,044	12,532,713

Total investments
(Cost $506,293,591) 100.01%		$563,527,802

Other assets and liabilities, net (0.01%)		(141,502)

TOTAL NET ASSETS 100.00%		$563,386,300

Percentages are based upon net assets.

See notes to financial statements	Annual report | Lifecycle Portfolios	27

Lifecycle 2010 Portfolio

As of 8-31-11

	Shares	Value

Affiliated Investment Companies — 100.03%

EQUITY 47.71%

John Hancock Funds II (G) 47.29%

All Cap Value, Class NAV (Lord Abbett)	504,976	$5,484,040

Alpha Opportunities, Class NAV (Wellington)	711,676	7,764,386

Blue Chip Growth, Class NAV (T. Rowe Price)	622,729	12,840,680

Capital Appreciation, Class NAV (Jennison)	1,121,457	12,840,680

Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	456,821	4,458,569

Emerging Markets, Class NAV (DFA)	1,374,866	14,683,572

Equity-Income, Class NAV (T. Rowe Price)	453,253	6,141,573

Fundamental Value, Class NAV (Davis)	544,434	7,790,853

Global Real Estate, Class NAV (Deutsche)	696,588	5,126,886

Index 500, Class NAV (John Hancock2) (A)	7,725,244	70,222,466

International Equity Index, Class NAV (SSgA)	993,145	16,436,552

International Opportunities, Class NAV (Marsico)	149,180	1,890,113

International Small Company, Class NAV (DFA)	339,149	2,764,060

International Value, Class NAV (Franklin)	138,221	1,874,280

Mid Cap Growth Index, Class NAV (SSgA)	488,332	5,430,247

Mid Cap Stock, Class NAV (Wellington) (I)	103,247	1,738,683

Mid Cap Value Index, Class NAV (SSgA)	547,730	5,438,958

Mid Value, Class NAV (T. Rowe Price)	124,730	1,730,004

Mutual Shares, Class NAV (Franklin) (I)	495,397	5,127,355

Natural Resources, Class NAV (Wellington)	270,421	5,735,635

Real Estate Equity, Class NAV (T. Rowe Price)	289,208	2,362,826

Small Cap Growth, Class NAV (Wellington) (I)	172,052	1,734,288

Small Cap Index, Class NAV (John Hancock2) (A)	353,276	4,408,887

Small Company Value, Class NAV (T. Rowe Price)	71,502	1,735,355

Value & Restructuring, Class NAV (Columbia)	409,076	4,434,383

John Hancock Funds III (G) 0.42%

International Core, Class NAV (GMO)	66,782	1,869,902

FIXED INCOME 50.09%

John Hancock Funds II (G) 50.09%

Active Bond, Class NAV
(John Hancock1/Declaration) (A)	3,605,674	36,958,163

Floating Rate Income, Class NAV (WAMCO)	3,098,546	28,041,839

Global Bond, Class NAV (PIMCO)	1,155,134	15,293,978

Global High Yield, Class NAV (Stone Harbor)	849,379	8,782,579

High Yield, Class NAV (WAMCO)	1,480,763	12,941,867

Multi Sector Bond, Class NAV (Stone Harbor)	1,963,714	19,794,239

Real Return Bond, Class NAV (PIMCO)	781,277	10,140,980

Spectrum Income, Class NAV (T. Rowe Price)	1,849,929	19,794,240

Strategic Income Opportunities, Class NAV
(John Hancock1) (A)	1,843,039	19,794,239

Total Return, Class NAV (PIMCO)	3,010,131	42,352,539

U.S. High Yield Bond, Class NAV (Wells Capital)	703,732	8,782,579

OTHER 2.23%

John Hancock Funds II (G) 2.23%

Currency Strategies, Class NAV (First Quadrant) (I)	1,129,897	9,909,194

Total investments
(Cost $407,196,638) 100.03%		$444,651,669

Other assets and liabilities, net (0.03%)		(140,554)

TOTAL NET ASSETS 100.00%		$444,511,115

Percentages are based upon net assets.

Footnote Legend:

(A) The subadviser is an affiliate of the adviser.

(G) The underlying fund’s subadviser is shown parenthetically.

(I) Non-income producing.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

2 Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

28	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial statements

Statements of assets and liabilities 8-31-11

These Statements of assets and liabilities are the Portfolios’ balance sheets. They show the value of what each Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share for each Portfolio. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

	Lifecycle	Lifecycle	Lifecycle
	2045 Portfolio	2040 Portfolio	2035 Portfolio
Assets

Investments in affiliated funds, at value (Note 7)	$457,049,422	$446,187,262	$584,073,844
Cash	892	907	903
Receivable for investments sold	1,803,629	1,844,788	612,093
Receivable for fund shares sold	34,597	37,982	49,023
Dividends and interest receivable	41,512	40,429	52,850
Receivable due from adviser	381	367	537
Other assets	23,025	22,349	22,762

Total assets	458,953,458	448,134,084	584,812,012

Liabilities

Payable for investments purchased	42,881	41,759	54,591
Payable for fund shares repurchased	1,935,262	1,978,752	755,568
Payable to affiliates (Note 4)
Accounting and legal services fees	9,810	9,585	12,594
Transfer agent fees	1,570	1,834	2,340
Trustees’ fees	85	89	117
Distribution and service fees	1,243	1,967	2,485
Other liabilities and accrued expenses	48,343	47,543	49,647

Total liabilities	2,039,194	2,081,529	877,342

Net assets

Capital paid-in	$422,900,262	$415,147,523	$546,152,626
Undistributed net investment income	85,448	76,370	117,963
Accumulated net realized loss on investments	(14,384,201)	(14,784,828)	(21,734,774)
Net unrealized appreciation (depreciation) on investments	48,312,755	45,613,490	59,398,855

Net assets	$456,914,264	$446,052,555	$583,934,670

Investments in affiliated funds, at cost	$408,736,667	$400,573,772	$524,674,989

Net asset value per share

The Portfolios have an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$10,640,767	$12,218,381	$15,710,898
Shares outstanding	1,153,650	1,323,919	1,696,964
Net asset value and redemption price per share	$9.22	$9.23	$9.26
Class R1: Net assets	$1,062,644	$1,142,029	$1,826,577
Shares outstanding	115,398	123,963	197,596
Net asset value, offering price and redemption price per share	$9.21	$9.21	$9.24
Class R3: Net assets	$942,545	$2,762,558	$1,967,166
Shares outstanding	102,280	300,005	212,625
Net asset value, offering price and redemption price per share	$9.22	$9.21	$9.25
Class R4: Net assets	$498,454	$162,425	$957,122
Shares outstanding	53,903	17,573	102,939
Net asset value, offering price and redemption price per share	$9.25	$9.24	$9.30
Class R5: Net assets	$533,695	$899,560	$741,610
Shares outstanding	57,486	96,890	79,634
Net asset value, offering price and redemption price per share	$9.28	$9.28	$9.31
Class 1: Net assets	$443,236,159	$428,867,602	$562,731,297
Shares outstanding	47,788,987	46,250,762	60,438,395
Net asset value, offering price and redemption price per share	$9.27	$9.27	$9.31

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[1]	$9.71	$9.72	$9.75

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to financial statements	Annual report | Lifecycle Portfolios	29

F I N A N C I A L   S T A T E M E N T S

Statements of assets and liabilities 8-31-11

Continued

	Lifecycle	Lifecycle	Lifecycle
	2030 Portfolio	2025 Portfolio	2020 Portfolio
Assets

Investments in affiliated funds, at value (Note 7)	$750,698,447	$864,875,827	$826,404,061
Cash	918	945	988
Receivable for investments sold	1,475,486	351,800	—
Receivable for fund shares sold	21,504	25,757	227,701
Dividends and interest receivable	122,881	267,399	393,688
Receivable due from adviser	386	563	602
Other assets	22,823	23,485	24,646

Total assets	752,342,445	865,545,776	827,051,686

Liabilities

Payable for investments purchased	126,924	276,196	719,752
Payable for fund shares repurchased	1,589,514	456,820	2,391
Payable to affiliates (Note 4)
Accounting and legal services fees	16,190	18,681	17,868
Transfer agent fees	3,511	3,805	4,383
Trustees’ fees	154	181	181
Distribution and service fees	3,115	3,400	3,662
Other liabilities and accrued expenses	56,090	54,593	52,708

Total liabilities	1,795,498	813,676	800,945

Net assets

Capital paid-in	$706,456,792	$821,650,988	$781,147,265
Undistributed net investment income	943,977	2,871,128	5,057,173
Accumulated net realized loss on investments	(32,240,516)	(44,365,713)	(46,296,258)
Net unrealized appreciation (depreciation) on investments	75,386,694	84,575,697	86,342,561

Net assets	$750,546,947	$864,732,100	$826,250,741

Investments in affiliated funds, at cost	$675,311,753	$780,300,130	$740,061,500

Net asset value per share

The Portfolios have an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$23,069,397	$25,759,977	$29,087,056
Shares outstanding	2,505,991	2,778,734	3,096,331
Net asset value and redemption price per share	$9.21	$9.27	$9.39
Class R1: Net assets	$2,240,350	$2,214,219	$2,307,509
Shares outstanding	244,246	239,786	246,232
Net asset value, offering price and redemption price per share	$9.17	$9.23	$9.37
Class R3: Net assets	$2,650,815	$3,068,287	$3,839,208
Shares outstanding	288,799	332,066	409,404
Net asset value, offering price and redemption price per share	$9.18	$9.24	$9.38
Class R4: Net assets	$559,885	$1,050,471	$466,189
Shares outstanding	60,928	113,443	49,687
Net asset value, offering price and redemption price per share	$9.19	$9.26	$9.38
Class R5: Net assets	$2,031,355	$3,341,775	$3,113,909
Shares outstanding	220,625	360,707	330,818
Net asset value, offering price and redemption price per share	$9.21	$9.26	$9.41
Class 1: Net assets	$719,995,145	$829,297,371	$787,436,870
Shares outstanding	78,254,564	89,539,545	83,745,778
Net asset value, offering price and redemption price per share	$9.20	$9.26	$9.40

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[1]	$9.69	$9.76	$9.88

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

30	Lifecycle Portfolios | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of assets and liabilities 8-31-11

Continued

	Lifecycle	Lifecycle
	2015 Portfolio	2010 Portfolio
Assets

Investments in affiliated funds, at value (Note 7)	$563,527,802	$444,651,669
Cash	923	880
Receivable for investments sold	—	1,208,226
Receivable for fund shares sold	1,605,402	19,351
Dividends and interest receivable	351,255	331,171
Receivable due from adviser	367	426
Other assets	24,641	22,763

Total assets	565,510,390	446,234,486

Liabilities

Payable for investments purchased	2,055,497	342,190
Payable for fund shares repurchased	2,991	1,325,610
Payable to affiliates (Note 4)
Accounting and legal services fees	12,093	9,861
Transfer agent fees	3,456	2,571
Trustees’ fees	125	136
Distribution and service fees	2,353	1,488
Other liabilities and accrued expenses	47,575	41,515

Total liabilities	2,124,090	1,723,371

Net assets

Capital paid-in	$541,348,968	$416,390,908
Undistributed net investment income	5,033,862	5,337,818
Accumulated net realized loss on investments	(40,230,741)	(14,672,642)
Net unrealized appreciation (depreciation) on investments	57,234,211	37,455,031

Net assets	$563,386,300	$444,511,115

Investments in affiliated funds, at cost	$506,293,591	$407,196,638

Net asset value per share

The Portfolios have an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$22,954,003	$17,031,781
Shares outstanding	2,445,053	1,778,031
Net asset value and redemption price per share	$9.39	$9.58
Class R1: Net assets	$1,617,772	$336,542
Shares outstanding	172,652	35,234
Net asset value, offering price and redemption price per share	$9.37	$9.55
Class R3: Net assets	$2,946,163	$2,195,764
Shares outstanding	314,412	229,638
Net asset value, offering price and redemption price per share	$9.37	$9.56
Class R4: Net assets	$158,192	$347,101
Shares outstanding	16,857	36,221
Net asset value, offering price and redemption price per share	$9.38	$9.58
Class R5: Net assets	$1,464,914	$2,678,961
Shares outstanding	155,714	279,193
Net asset value, offering price and redemption price per share	$9.41	$9.60
Class 1: Net assets	$534,245,256	$421,920,966
Shares outstanding	56,827,446	43,955,672
Net asset value, offering price and redemption price per share	$9.40	$9.60

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[1]	$9.88	$10.08

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to financial statements	Annual report | Lifecycle Portfolios	31

F I N A N C I A L   S T A T E M E N T S

Statements of operations For the year ended 8-31-11

These Statements of operations summarize the Portfolios’ investment income earned and expenses directly incurred in operating each Portfolio. They also show net gains (losses) for the period stated.

	Lifecycle	Lifecycle	Lifecycle
	2045 Portfolio	2040 Portfolio	2035 Portfolio
Investment income

Income distributions received from affiliated underlying funds	$5,164,869	$5,124,013	$6,814,400

Expenses

Investment management fees (Note 4)	274,983	271,477	358,758
Distribution and service fees (Note 4)	251,181	260,753	340,407
Transfer agent fees (Note 4)	16,090	18,648	24,238
Accounting and legal services fees (Note 4)	57,556	56,775	75,075
State registration fees (Note 4)	67,662	68,192	67,660
Professional fees	40,113	40,051	41,838
Printing and postage (Note 4)	5,115	5,238	5,850
Custodian fees	12,023	12,023	12,023
Trustees’ fees (Note 4)	3,648	3,618	4,792
Registration and filing fees	20,611	20,953	19,469
Other	7,404	7,405	7,902

Total expenses before reductions and amounts recaptured	756,386	765,133	958,012

Net expense reductions and amounts recaptured (Note 4)	(88,114)	(90,581)	(94,223)
Total expenses	668,272	674,552	863,789

Net investment income	4,496,597	4,449,461	5,950,611

Realized and unrealized gain (loss)

Net realized gain on investments in affiliated underlying funds	2,575,638	2,428,786	3,387,454
Capital gain distributions received from affiliated underlying funds	5,631,736	5,614,275	7,458,665
	8,207,374	8,043,061	10,846,119
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	34,438,736	35,409,838	47,912,470

Net realized and unrealized gain	42,646,110	43,452,899	58,758,589

Increase in net assets from operations	$47,142,707	$47,902,360	$64,709,200

32	Lifecycle Portfolios | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of operations For the year ended 8-31-11

Continued

	Lifecycle	Lifecycle	Lifecycle
	2030 Portfolio	2025 Portfolio	2020 Portfolio
Investment income

Income distributions received from affiliated underlying funds	$9,956,132	$14,442,223	$18,200,573

Expenses

Investment management fees (Note 4)	459,878	527,539	505,640
Distribution and service fees (Note 4)	445,130	504,608	506,892
Transfer agent fees (Note 4)	38,077	39,026	46,131
Accounting and legal services fees (Note 4)	96,397	111,375	108,097
State registration fees (Note 4)	68,019	68,994	70,223
Professional fees	43,969	45,437	45,105
Printing and postage (Note 4)	7,287	7,329	8,636
Custodian fees	12,023	12,023	12,023
Trustees’ fees (Note 4)	6,166	7,140	6,957
Registration and filing fees	20,412	21,673	18,606
Other	8,494	8,927	8,885

Total expenses before reductions and amounts recaptured	1,205,852	1,354,071	1,337,195

Net expense reductions and amounts recaptured (Note 4)	(99,851)	(101,826)	(97,445)
Total expenses	1,106,001	1,252,245	1,239,750

Net investment income	8,850,131	13,189,978	16,960,823

Realized and unrealized gain (loss)

Net realized gain on investments in affiliated underlying funds	3,569,812	3,316,357	4,902,803
Capital gain distributions received from affiliated underlying funds	9,349,693	10,509,796	9,849,905
	12,919,505	13,826,153	14,752,708
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	60,349,555	63,847,511	54,214,074

Net realized and unrealized gain	73,269,060	77,673,664	68,966,782

Increase in net assets from operations	$82,119,191	$90,863,642	$85,927,605

See notes to financial statements	Annual report | Lifecycle Portfolios	33

F I N A N C I A L   S T A T E M E N T S

Statements of operations For the year ended 8-31-11

Continued

	Lifecycle	Lifecycle
	2015 Portfolio	2010 Portfolio
Investment income

Income distributions received from affiliated underlying funds	$15,048,830	$15,489,598

Expenses

Investment management fees (Note 4)	331,312	292,436
Distribution and service fees (Note 4)	347,958	291,090
Transfer agent fees (Note 4)	34,108	24,968
Accounting and legal services fees (Note 4)	73,455	65,135
State registration fees (Note 4)	68,994	68,980
Professional fees	41,674	41,092
Printing and postage (Note 4)	6,345	4,738
Custodian fees	12,023	12,023
Trustees’ fees (Note 4)	4,740	4,285
Registration and filing fees	17,987	7,705
Other	7,895	7,975

Total expenses before reductions and amounts recaptured	946,491	820,427

Net expense reductions and amounts recaptured (Note 4)	(74,655)	(73,274)
Total expenses	871,836	747,153

Net investment income	14,176,994	14,742,445

Realized and unrealized gain (loss)

Net realized gain on investments in affiliated issuers	2,098,474	9,184,579
Capital gain distributions received from affiliated underlying funds	6,328,340	5,551,082
	8,426,814	14,735,661
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	31,661,092	21,355,999

Net realized and unrealized gain	40,087,906	36,091,660

Increase in net assets from operations	$54,264,900	$50,834,105

34	Lifecycle Portfolios | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Portfolios’ net assets have changed during the last two periods. They reflect income less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Lifecycle 2045 Portfolio		Lifecycle 2040 Portfolio
	Year ended 8-31-11	Year ended 8-31-10	Year ended 8-31-11	Year ended 8-31-10
Increase (decrease) in net assets

From operations
Net investment income	$4,496,597	$3,536,133	$4,449,461	$3,709,414
Net realized gain (loss)	8,207,374	(2,291,284)	8,043,061	(2,941,995)
Change in net unrealized appreciation	34,438,736	7,646,002	35,409,838	9,004,898
(depreciation)
Increase in net assets resulting
from operations	47,142,707	8,890,851	47,902,360	9,772,317

Distributions to shareholders

From net investment income
Class A	(55,685)	(46,943)	(62,031)	(61,244)
Class R1	(5,093)	(5,561)	(6,192)	(9,129)
Class R3	(4,419)	(3,590)	(12,677)	(13,716)
Class R4	(2,925)	(1,521)	(1,673)	(518)
Class R5	(5,796)	(2,586)	(8,720)	(7,740)
Class 1	(4,453,329)	(3,415,896)	(4,398,788)	(3,556,663)
From net realized gain
Class A	(59,552)	(16,183)	(66,473)	(21,053)
Class R1	(6,741)	(2,179)	(8,213)	(3,564)
Class R3	(5,045)	(1,290)	(14,514)	(4,910)
Class R4	(2,487)	(451)	(1,428)	(153)
Class R5	(3,787)	(635)	(5,700)	(1,903)
Class 1	(3,021,240)	(865,520)	(2,991,844)	(900,289)

Total distributions	(7,626,099)	(4,362,355)	(7,578,253)	(4,580,882)

From Portfolio share transactions
(Note 5)	99,793,322	117,893,478	84,361,230	111,915,589

Total increase	139,309,930	122,421,974	124,685,337	117,107,024

Net assets

Beginning of year	317,604,334	195,182,360	321,367,218	204,260,194

End of year	$456,914,264	$317,604,334	$446,052,555	$321,367,218

Undistributed net investment
income	$85,448	$116,438	$76,370	$117,112

See notes to financial statements	Annual report | Lifecycle Portfolios	35

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifecycle 2035 Portfolio		Lifecycle 2030 Portfolio
	Year ended 8-31-11	Year ended 8-31-10	Year ended 8-31-11	Year ended 8-31-10
Increase (decrease) in net assets

From operations
Net investment income	$5,950,611	$5,075,830	$8,850,131	$7,196,632
Net realized gain (loss)	10,846,119	(4,994,913)	12,919,505	(7,251,391)
Change in net unrealized appreciation
(depreciation)	47,912,470	13,677,597	60,349,555	19,429,008
Increase in net assets resulting
from operations	64,709,200	13,758,514	82,119,191	19,374,249

Distributions to shareholders

From net investment income
Class A	(85,254)	(77,692)	(158,609)	(131,642)
Class R1	(10,397)	(9,922)	(14,893)	(14,717)
Class R3	(8,973)	(6,502)	(14,386)	(7,729)
Class R4	(7,363)	(1,545)	(1,523)	(816)
Class R5	(11,729)	(5,264)	(24,341)	(14,368)
Class 1	(5,881,665)	(4,898,225)	(8,400,670)	(6,495,521)
From net realized gain
Class A	(90,510)	(26,515)	(139,995)	(44,054)
Class R1	(13,634)	(3,841)	(15,683)	(5,562)
Class R3	(10,910)	(2,409)	(14,235)	(2,799)
Class R4	(6,235)	(455)	(1,106)	(236)
Class R5	(7,618)	(1,287)	(13,958)	(3,476)
Class 1	(3,974,505)	(1,233,609)	(4,992,230)	(1,616,531)

Total distributions	(10,108,793)	(6,267,266)	(13,791,629)	(8,337,451)

From Portfolio share transactions
(Note 5)	103,687,680	137,948,628	125,294,452	182,686,736

Total increase	158,288,087	145,439,876	193,622,014	193,723,534

Net assets

Beginning of year	425,646,583	280,206,707	556,924,933	363,201,399

End of year	$583,934,670	$425,646,583	$750,546,947	$556,924,933

Undistributed net investment
income	$117,963	$173,149	$943,977	$708,749

36	Lifecycle Portfolios | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifecycle 2025 Portfolio		Lifecycle 2020 Portfolio
	Year ended 8-31-11	Year ended 8-31-10	Year ended 8-31-11	Year ended 8-31-10
Increase (decrease) in net assets

From operations
Net investment income	$13,189,978	$10,596,589	$16,960,823	$13,170,918
Net realized gain (loss)	13,826,153	(7,995,101)	14,752,708	(12,571,924)
Change in net unrealized appreciation
(depreciation)	63,847,511	26,121,187	54,214,074	34,423,179
Increase in net assets resulting
from operations	90,863,642	28,722,675	85,927,605	35,022,173

Distributions to shareholders

From net investment income
Class A	(217,660)	(167,876)	(382,737)	(265,885)
Class R1	(20,104)	(19,923)	(32,194)	(35,124)
Class R3	(24,331)	(12,254)	(51,035)	(16,382)
Class R4	(10,866)	(4,099)	(3,004)	(1,576)
Class R5	(51,292)	(11,407)	(63,619)	(18,259)
Class 1	(12,082,965)	(9,127,164)	(15,220,907)	(10,678,662)
From net realized gain
Class A	(141,903)	(46,480)	(184,096)	(57,599)
Class R1	(14,892)	(6,092)	(16,948)	(8,230)
Class R3	(17,241)	(3,619)	(26,047)	(3,738)
Class R4	(6,108)	(1,008)	(1,296)	(310)
Class R5	(23,891)	(2,401)	(23,761)	(3,165)
Class 1	(5,793,623)	(1,968,640)	(5,814,859)	(1,887,701)

Total distributions	(18,404,876)	(11,370,963)	(21,820,503)	(12,976,631)

From Portfolio share transactions
(Note 5)	141,240,583	192,468,570	106,449,723	196,721,121

Total increase	213,699,349	209,820,282	170,556,825	218,766,663

Net assets

Beginning of year	651,032,751	441,212,469	655,693,916	436,927,253

End of year	$864,732,100	$651,032,751	$826,250,741	$655,693,916

Undistributed net investment
income	$2,871,128	$2,088,551	$5,057,173	$3,849,947

See notes to financial statements	Annual report | Lifecycle Portfolios	37

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifecycle 2015 Portfolio		Lifecycle 2010 Portfolio
	Year ended 8-31-11	Year ended 8-31-10	Year ended 8-31-11	Year ended 8-31-10
Increase (decrease) in net assets

From operations
Net investment income	$14,176,994	$11,546,411	$14,742,445	$14,138,979
Net realized gain (loss)	8,426,814	(10,908,815)	14,735,661	(6,466,504)
Change in net unrealized appreciation
(depreciation)	31,661,092	28,937,745	21,355,999	18,381,694
Increase in net assets resulting
from operations	54,264,900	29,575,341	50,834,105	26,054,169

Distributions to shareholders

From net investment income
Class A	(351,388)	(244,190)	(289,292)	(140,404)
Class R1	(29,776)	(20,263)	(10,254)	(8,771)
Class R3	(46,495)	(28,413)	(41,261)	(20,105)
Class R4	(1,727)	(860)	(2,183)	(1,430)
Class R5	(28,646)	(4,495)	(59,950)	(4,780)
Class 1	(12,767,901)	(9,397,695)	(14,508,343)	(9,970,848)
From net realized gain
Class A	(122,542)	(47,258)	(73,096)	(24,119)
Class R1	(11,132)	(4,166)	(2,740)	(1,619)
Class R3	(16,975)	(5,723)	(10,819)	(3,621)
Class R4	(553)	(154)	(513)	(225)
Class R5	(8,162)	(727)	(12,848)	(667)
Class 1	(3,705,993)	(1,546,352)	(3,148,858)	(1,415,580)

Total distributions	(17,091,290)	(11,300,296)	(18,160,157)	(11,592,169)

From Portfolio share transactions
(Note 5)	69,579,170	122,608,205	(47,179,075)	286,012,763

Total increase (decrease)	106,752,780	140,883,250	(14,505,127)	300,474,763

Net assets

Beginning of year	456,633,520	315,750,270	459,016,242	158,541,479

End of year	$563,386,300	$456,633,520	$444,511,115	$459,016,242

Undistributed net investment
income	$5,033,862	$4,082,871	$5,337,818	$5,507,116

38	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

These Financial highlights show how each Portfolio’s net asset value for a share has changed since the end of the previous period.

Lifecycle 2045 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses
			realized	Total							before	Expenses		Net
	Net asset	Net	and	from	From net						reduc-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS A

08-31-2011	8.11	0.05	1.20	1.25	(0.07)	(0.07)	—	(0.14)	9.22	15.37[4]	0.78[5]	0.59[5]	0.53	10,641	16
08-31-2010	7.76	0.07	0.40	0.47	(0.09)	(0.03)	—	(0.12)	8.11	6.00[4]	0.85[5]	0.60[5,6]	0.87	6,026	19
08-31-2009	9.56	0.06	(1.69)	(1.63)	(0.08)	(0.09)	—	(0.17)	7.76	(16.60)[4]	1.90[5]	0.63[5]	0.86	3,488	22
08-31-2008	10.94	0.05	(1.21)	(1.16)	(0.06)	(0.16)	—	(0.22)	9.56	(10.83)[4]	1.61[5]	0.66[5,7]	0.44	1,874	16
08-31-2007[8]	10.00	(0.04)	1.22	1.18	(0.06)	(0.18)	—	(0.24)	10.94	11.97[4,9]	1.94[10,11]	0.62[10,11]	(0.45)[10]	1,348	5

CLASS R1

08-31-2011	8.10	0.04	1.20	1.24	(0.06)	(0.07)	—	(0.13)	9.21	15.23[4]	2.27[5]	0.74[5]	0.40	1,063	16
08-31-2010	7.75	0.07	0.39	0.46	(0.08)	(0.03)	—	(0.11)	8.10	5.88[4]	1.65[5]	0.75[5,12]	0.78	721	19
08-31-2009	9.52	0.06	(1.69)	(1.63)	(0.05)	(0.09)	—	(0.14)	7.75	(16.72)[4]	5.27[5]	0.86[5]	0.87	616	22
08-31-2008	10.92	0.01	(1.19)	(1.18)	(0.06)	(0.16)	—	(0.22)	9.52	(11.05)[4]	12.47[5]	0.89[5,7]	0.08	181	16
08-31-2007[8]	10.00	(0.01)	1.16	1.15	(0.05)	(0.18)	—	(0.23)	10.92	11.68[4,9]	16.68[10,11]	0.87[10,11]	(0.09)[10]	113	5

CLASS R3

08-31-2011	8.10	0.05	1.21	1.26	(0.07)	(0.07)	—	(0.14)	9.22	15.46[4]	2.59[5]	0.64[5]	0.49	943	16
08-31-2010	7.76	0.07	0.39	0.46	(0.09)	(0.03)	—	(0.12)	8.10	5.83[4]	2.47[5]	0.65[5,12]	0.84	570	19
08-31-2009	9.53	0.06	(1.68)	(1.62)	(0.06)	(0.09)	—	(0.15)	7.76	(16.58)[4]	6.51[5]	0.76[5]	0.95	259	22
08-31-2008	10.93	0.03	(1.21)	(1.18)	(0.06)	(0.16)	—	(0.22)	9.53	(11.04)[4]	10.48[5]	0.81[5,7]	0.28	283	16
08-31-2007[8]	10.00	—[13]	1.16	1.16	(0.05)	(0.18)	—	(0.23)	10.93	11.80[4,9]	16.45[10,11]	0.80[10,11]	(0.03)[10]	118	5

CLASS R4

08-31-2011	8.13	0.06	1.22	1.28	(0.09)	(0.07)	—	(0.16)	9.25	15.66[4]	3.75[5]	0.39[5]	0.67	498	16
08-31-2010	7.78	0.07	0.42	0.49	(0.11)	(0.03)	—	(0.14)	8.13	6.17[4]	3.79[5]	0.40[5,12]	0.82	283	19
08-31-2009	9.57	0.08	(1.70)	(1.62)	(0.08)	(0.09)	—	(0.17)	7.78	(16.35)[4]	6.09[5]	0.48[5]	1.10	324	22
08-31-2008	10.95	0.06	(1.21)	(1.15)	(0.07)	(0.16)	—	(0.23)	9.57	(10.76)[4]	14.15[5]	0.52[5,7]	0.55	142	16
08-31-2007[8]	10.00	0.02	1.17	1.19	(0.06)	(0.18)	—	(0.24)	10.95	12.06[4,9]	16.32[10,11]	0.52[10,11]	0.26[10]	112	5

CLASS R5

08-31-2011	8.16	0.11	1.20	1.31	(0.12)	(0.07)	—	(0.19)	9.28	15.92[4]	2.72[5]	0.09[5]	1.10	534	16
08-31-2010	7.80	0.13	0.39	0.52	(0.13)	(0.03)	—	(0.16)	8.16	6.55[4]	3.49[5]	0.10[5,12]	1.50	218	19
08-31-2009	9.61	0.11	(1.72)	(1.61)	(0.11)	(0.09)	—	(0.20)	7.80	(16.12)[4]	7.40[5]	0.19[5]	1.60	216	22
08-31-2008	10.97	0.08	(1.20)	(1.12)	(0.08)	(0.16)	—	(0.24)	9.61	(10.47)[4]	12.02[5]	0.24[5,7]	0.72	161	16
08-31-2007[8]	10.00	0.05	1.16	1.21	(0.06)	(0.18)	—	(0.24)	10.97	12.32[4,9]	16.02[10,11]	0.23[10,11]	0.55[10]	112	5

CLASS 1

08-31-2011	8.15	0.10	1.20	1.30	(0.11)	(0.07)	—	(0.18)	9.27	15.89[4]	0.15[5]	0.14[5]	1.05	443,236	16
08-31-2010	7.80	0.11	0.39	0.50	(0.12)	(0.03)	—	(0.15)	8.15	6.38[4]	0.16[5]	0.15[5]	1.32	309,787	19
08-31-2009	9.61	0.10	(1.70)	(1.60)	(0.12)	(0.09)	—	(0.21)	7.80	(16.06)[4]	0.19[5]	0.19[5]	1.40	190,278	22
08-31-2008	10.97	0.06	(1.18)	(1.12)	(0.08)	(0.16)	—	(0.24)	9.61	(10.47)[4]	0.24[5]	0.20[5]	0.59	97,667	16
08-31-2007[8]	10.00	(0.01)	1.23	1.22	(0.07)	(0.18)	—	(0.25)	10.97	12.32[4,9]	0.64[10,11]	0.20[10,11]	(0.15)[10]	23,187	5

See notes to financial statements	Annual report | Lifecycle Portfolios	39

Financial highlights

Continued

Lifecycle 2045 Portfolio continued

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.14%, 0.48%–1.17%, 0.49%–1.31% and 0.49%–1.13% for the periods ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively.
6 Includes small account fee credits of 0.02% of average net assets.
7 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
8 The inception date for Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares is 10-30-06.
9 Not annualized.
10 Annualized.
11 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
12 Includes the impact of expense recapture which amounted to 0.08%, 0.07%, 0.17% and 0.17% of average net assets for Class R1, Class R3, Class R4 and Class R5 shares, respectively, for the year ended 8-31-10. See Note 4.
13 Less than $0.005 per share.

Lifecycle 2040 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses	Expenses
			realized	Total							before	including		Net
	Net asset	Net	and	from	From net						reduc-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%)	(loss) (%)[1]	($)	(%)

CLASS A

08-31-2011	8.12	0.05	1.20	1.25	(0.07)	(0.07)	—	(0.14)	9.23	15.35[4]	0.76[5]	0.59[5,6]	0.51	12,218	16
08-31-2010	7.77	0.08	0.39	0.47	(0.09)	(0.03)	—	(0.12)	8.12	6.00[4]	0.74[5]	0.60[5,6,7]	0.91	6,843	20
08-31-2009	9.56	0.06	(1.67)	(1.61)	(0.08)	(0.10)	—	(0.18)	7.77	(16.33)[4]	1.61[5]	0.63[5]	0.90	4,434	20
08-31-2008	10.96	0.05	(1.22)	(1.17)	(0.07)	(0.16)	—	(0.23)	9.56	(10.92)[4]	2.15[5]	0.65[5,8]	0.49	1,257	16
08-31-2007[9]	10.00	(0.02)	1.20	1.18	(0.05)	(0.17)	—	(0.22)	10.96	11.99[4,10]	3.15[11,12]	0.62[11,12]	(0.18)[11]	584	3

CLASS R1

08-31-2011	8.10	0.04	1.20	1.24	(0.06)	(0.07)	—	(0.13)	9.21	15.23[4]	2.02[5]	0.74[5,6]	0.41	1,142	16
08-31-2010	7.76	0.06	0.39	0.45	(0.08)	(0.03)	—	(0.11)	8.10	5.75[4]	1.34[5]	0.75[5,6]	0.70	1,190	20
08-31-2009	9.53	0.07	(1.69)	(1.62)	(0.05)	(0.10)	—	(0.15)	7.76	(16.54)[4]	4.57[5]	0.85[5]	0.98	728	20
08-31-2008	10.94	0.01	(1.20)	(1.19)	(0.06)	(0.16)	—	(0.22)	9.53	(11.05)[4]	9.48[5]	0.89[5,8]	0.09	200	16
08-31-2007[9]	10.00	(0.01)	1.17	1.16	(0.05)	(0.17)	—	(0.22)	10.94	11.70[4,10]	16.61[11,12]	0.87[11,12]	(0.09)[11]	112	3

CLASS R3

08-31-2011	8.10	0.05	1.20	1.25	(0.07)	(0.07)	—	(0.14)	9.21	15.34[4]	1.43[5]	0.64[5,6]	0.47	2,763	16
08-31-2010	7.75	0.08	0.39	0.47	(0.09)	(0.03)	—	(0.12)	8.10	5.97[4]	1.25[5]	0.65[5,6]	0.90	1,547	20
08-31-2009	9.53	0.08	(1.70)	(1.62)	(0.06)	(0.10)	—	(0.16)	7.75	(16.52)[4]	1.96[5]	0.76[5]	1.14	1,271	20
08-31-2008	10.95	0.01	(1.21)	(1.20)	(0.06)	(0.16)	—	(0.22)	9.53	(11.14)[4]	5.48[5]	0.83[5,8]	0.06	1,181	16
08-31-2007[9]	10.00	(0.01)	1.18	1.17	(0.05)	(0.17)	—	(0.22)	10.95	11.82[4,10]	15.59[11,12]	0.80[11,12]	(0.07)[11]	141	3

CLASS R4

08-31-2011	8.13	0.09	1.18	1.27	(0.09)	(0.07)	—	(0.16)	9.24	15.54[4]	8.19[5]	0.39[5,6]	0.95	162	16
08-31-2010	7.78	0.04	0.45	0.49	(0.11)	(0.03)	—	(0.14)	8.13	6.18[4]	6.62[5]	0.40[5,6]	0.53	156	20
08-31-2009	9.58	0.08	(1.69)	(1.61)	(0.09)	(0.10)	—	(0.19)	7.78	(16.28)[4]	6.79[5]	0.48[5]	1.21	253	20
08-31-2008	10.97	0.04	(1.20)	(1.16)	(0.07)	(0.16)	—	(0.23)	9.58	(10.76)[4]	11.68[5]	0.53[5,8]	0.40	173	16
08-31-2007[9]	10.00	0.02	1.17	1.19	(0.05)	(0.17)	—	(0.22)	10.97	12.07[4,10]	16.23[11,12]	0.52[11,12]	0.26[11]	112	3

40	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2040 Portfolio continued
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses	Expenses
			realized	Total							before	including		Net
	Net asset	Net	and	from	From net						reduc-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS R5

08-31-2011	8.16	0.11	1.20	1.31	(0.12)	(0.07)	—	(0.19)	9.28	15.92[4]	1.89[5]	0.09[5,6]	1.11	900	16
08-31-2010	7.80	0.14	0.38	0.52	(0.13)	(0.03)	—	(0.16)	8.16	6.56[4]	1.52[5]	0.10[5,6]	1.64	456	20
08-31-2009	9.62	0.12	(1.73)	(1.61)	(0.11)	(0.10)	—	(0.21)	7.80	(16.05)[4]	2.54[5]	0.19[5]	1.80	561	20
08-31-2008	10.99	0.05	(1.18)	(1.13)	(0.08)	(0.16)	—	(0.24)	9.62	(10.48)[4]	7.95[5]	0.24[5,8]	0.48	633	16
08-31-2007[9]	10.00	0.05	1.17	1.22	(0.06)	(0.17)	—	(0.23)	10.99	12.33[4,10]	15.71[11,12]	0.23[11,12]	0.53[11]	115	3

CLASS 1

08-31-2011	8.15	0.10	1.20	1.30	(0.11)	(0.07)	—	(0.18)	9.27	15.89[4]	0.15[5]	0.14[5,6]	1.06	428,868	16
08-31-2010	7.79	0.11	0.40	0.51	(0.12)	(0.03)	—	(0.15)	8.15	6.52[4]	0.16[5]	0.15[5]	1.34	311,176	20
08-31-2009	9.62	0.10	(1.71)	(1.61)	(0.12)	(0.10)	—	(0.22)	7.79	(16.09)[4]	0.18[5]	0.18[5]	1.46	197,012	20
08-31-2008	10.99	0.06	(1.19)	(1.13)	(0.08)	(0.16)	—	(0.24)	9.62	(10.48)[4]	0.22[5]	0.20[5]	0.61	111,814	16
08-31-2007[9]	10.00	(0.01)	1.23	1.22	(0.06)	(0.17)	—	(0.23)	10.99	12.34[4,10]	0.62[11,12]	0.20[11,12]	(0.16)[11]	25,954	3

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.14%, 0.48%–1.17%, 0.49%–1.31% and 0.49%–1.13% for the periods ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively.
6 Includes the impact of expense recapture which amounted to: 0.01%, 0.03%, less than 0.005%, 0.31% and 0.05% of average net assets for Class A, Class R1, Class R3, Class R4 and Class R5 shares, respectively. See Note 4.
7 Includes small account fee credits of 0.01% of average net assets.
8 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
9 The inception date for Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares is 10-30-06.
10 Not annualized.
11 Annualized.
12 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

Lifecycle 2035 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses
			realized	Total							before	Expenses		Net
	Net asset	Net	and	from	From net						reduc-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

08-31-2011	8.14	0.05	1.21	1.26	(0.07)	(0.07)	—	(0.14)	9.26	15.45[4]	0.71[5]	0.59[5]	0.56	15,711	17
08-31-2010	7.79	0.07	0.40	0.47	(0.09)	(0.03)	—	(0.12)	8.14	6.00[4]	0.70[5]	0.60[5,6,7]	0.88	8,883	20
08-31-2009	9.61	0.07	(1.70)	(1.63)	(0.08)	(0.11)	—	(0.19)	7.79	(16.39)[4]	1.29[5]	0.62[5]	1.06	5,950	20
08-31-2008	11.02	0.02	(1.20)	(1.18)	(0.08)	(0.15)	—	(0.23)	9.61	(10.93)[4]	1.80[5]	0.64[5,8]	0.20	2,132	14
08-31-2007[9]	10.00	(0.02)	1.20	1.18	(0.04)	(0.12)	—	(0.16)	11.02	11.92[4,10]	2.47[11,12]	0.62[11,12]	(0.20)[11]	610	4

See notes to financial statements	Annual report | Lifecycle Portfolios	41

Financial highlights

Continued

Lifecycle 2035 Portfolio continued
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses
			realized	Total							before	Expenses		Net
	Net asset	Net	and	from	From net						reduc-	including		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	reductions	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	and amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS R1

08-31-2011	8.13	0.05	1.19	1.24	(0.06)	(0.07)	—	(0.13)	9.24	15.19[4]	1.61[5]	0.74[5]	0.47	1,827	17
08-31-2010	7.79	0.06	0.39	0.45	(0.08)	(0.03)	—	(0.11)	8.13	5.74[4]	1.32[5]	0.75[5,6]	0.75	1,453	20
08-31-2009	9.58	0.08	(1.71)	(1.63)	(0.05)	(0.11)	—	(0.16)	7.79	(16.50)[4]	4.49[5]	0.84[5]	1.13	647	20
08-31-2008	11.00	—[13]	(1.19)	(1.19)	(0.08)	(0.15)	—	(0.23)	9.58	(11.06)[4]	10.40[5]	0.88[5,8]	(0.02)	177	14
08-31-2007[9]	10.00	—[13]	1.15	1.15	(0.03)	(0.12)	—	(0.15)	11.00	11.62[4,10]	16.29[11,12]	0.86[11,12]	0.01[11]	112	4

CLASS R3

08-31-2011	8.14	0.04	1.20	1.24	(0.06)	(0.07)	—	(0.13)	9.25	15.22[4]	1.58[5]	0.69[5]	0.41	1,967	17
08-31-2010	7.79	0.05	0.42	0.47	(0.09)	(0.03)	—	(0.12)	8.14	5.91[4]	1.53[5]	0.70[5,6]	0.59	1,167	20
08-31-2009	9.59	0.06	(1.69)	(1.63)	(0.06)	(0.11)	—	(0.17)	7.79	(16.47)[4]	4.47[5]	0.77[5]	0.84	451	20
08-31-2008	11.01	0.02	(1.21)	(1.19)	(0.08)	(0.15)	—	(0.23)	9.59	(11.05)[4]	9.94[5]	0.81[5,8]	0.24	278	14
08-31-2007[9]	10.00	0.01	1.15	1.16	(0.03)	(0.12)	—	(0.15)	11.01	11.74[4,10]	16.22[11,12]	0.79[11,12]	0.08[11]	112	4

CLASS R4

08-31-2011	8.18	0.08	1.20	1.28	(0.09)	(0.07)	—	(0.16)	9.30	15.58[4]	1.95[5]	0.39[5]	0.77	957	17
08-31-2010	7.81	0.04	0.47	0.51	(0.11)	(0.03)	—	(0.14)	8.18	6.43[4]	2.65[5]	0.40[5,6]	0.47	574	20
08-31-2009	9.63	0.07	(1.69)	(1.62)	(0.09)	(0.11)	—	(0.20)	7.81	(16.24)[4]	9.27[5]	0.47[5]	1.06	182	20
08-31-2008	11.03	0.04	(1.20)	(1.16)	(0.09)	(0.15)	—	(0.24)	9.63	(10.77)[4]	11.02[5]	0.52[5,8]	0.41	219	14
08-31-2007[9]	10.00	0.03	1.16	1.19	(0.04)	(0.12)	—	(0.16)	11.03	12.00[4,10]	15.92[11,12]	0.50[11,12]	0.36[11]	112	4

CLASS R5

08-31-2011	8.19	0.12	1.19	1.31	(0.12)	(0.07)	—	(0.19)	9.31	15.88[4]	1.60[5]	0.09[5]	1.23	742	17
08-31-2010	7.83	0.16	0.36	0.52	(0.13)	(0.03)	—	(0.16)	8.19	6.55[4]	2.52[5]	0.10[5,6]	1.93	281	20
08-31-2009	9.67	0.11	(1.72)	(1.61)	(0.12)	(0.11)	—	(0.23)	7.83	(16.01)[4]	7.18[5]	0.17[5]	1.61	199	20
08-31-2008	11.05	0.08	(1.21)	(1.13)	(0.10)	(0.15)	—	(0.25)	9.67	(10.49)[4]	11.07[5]	0.23[5,8]	0.78	149	14
08-31-2007[9]	10.00	0.06	1.15	1.21	(0.04)	(0.12)	—	(0.16)	11.05	12.26[4,10]	15.08[11,12]	0.22[11,12]	0.62[11]	119	4

CLASS 1

08-31-2011	8.18	0.10	1.21	1.31	(0.11)	(0.07)	—	(0.18)	9.31	15.97[4]	0.14[5]	0.14[5]	1.07	562,731	17
08-31-2010	7.83	0.12	0.39	0.51	(0.13)	(0.03)	—	(0.16)	8.18	6.38[4]	0.15[5]	0.15[5,6]	1.36	413,289	20
08-31-2009	9.68	0.10	(1.72)	(1.62)	(0.12)	(0.11)	—	(0.23)	7.83	(16.02)[4]	0.17[5]	0.17[5]	1.49	272,778	20
08-31-2008	11.05	0.07	(1.19)	(1.12)	(0.10)	(0.15)	—	(0.25)	9.68	(10.40)[4]	0.19[5]	0.19[5]	0.66	161,263	14
08-31-2007[9]	10.00	(0.01)	1.23	1.22	(0.05)	(0.12)	—	(0.17)	11.05	12.27[4,10]	0.45[11,12]	0.20[11,12]	(0.06)[11]	39,674	4

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.14%, 0.48%–1.17%, 0.49%–1.31% and 0.49%–1.13% for the periods ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively.
6 Includes the impact of expense recapture which amounted to 0.01%, 0.03%, 0.03%, 0.12% and 0.12% of average net assets for Class A, Class R1, Class R3, Class R4 and Class R5 shares, respectively, for the year ended 8-31-10. See Note 4.
7 Includes small account fee credits of 0.01% of average net assets.
8 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
9 The inception date for Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares is 10-30-06.
10 Not annualized.
11 Annualized.
12 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
13 Less than $0.005 per share.

42	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2030 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses	Expenses
			realized	Total							before	including		Net
	Net asset	Net	and	from	From net						reduc-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

08-31-2011	8.13	0.07	1.16	1.23	(0.08)	(0.07)	—	(0.15)	9.21	15.09[4]	0.66[5]	0.59[5]	0.72	23,069	19
08-31-2010	7.76	0.09	0.40	0.49	(0.09)	(0.03)	—	(0.12)	8.13	6.31[4]	0.66[5]	0.59[5,6]	1.04	14,723	21
08-31-2009	9.57	0.08	(1.70)	(1.62)	(0.08)	(0.11)	—	(0.19)	7.76	(16.36)[4]	1.06[5]	0.61[5]	1.13	9,351	23
08-31-2008	10.91	0.04	(1.18)	(1.14)	(0.07)	(0.13)	—	(0.20)	9.57	(10.66)[4]	1.33[5]	0.63[5,7]	0.43	3,345	10
08-31-2007[8]	10.00	(0.02)	1.14	1.12	(0.06)	(0.15)	—	(0.21)	10.91	11.38[4,9]	2.02[10,11]	0.63[10,11]	(0.23)[10]	1,135	3

CLASS R1

08-31-2011	8.10	0.06	1.15	1.21	(0.07)	(0.07)	—	(0.14)	9.17	14.86[4]	1.47[5]	0.74[5]	0.59	2,240	19
08-31-2010	7.74	0.07	0.40	0.47	(0.08)	(0.03)	—	(0.11)	8.10	6.06[4]	1.16[5]	0.74[5,6]	0.81	1,812	21
08-31-2009	9.52	0.07	(1.69)	(1.62)	(0.05)	(0.11)	—	(0.16)	7.74	(16.52)[4]	3.04[5]	0.83[5]	1.04	1,245	23
08-31-2008	10.88	—[12]	(1.17)	(1.17)	(0.06)	(0.13)	—	(0.19)	9.52	(10.92)[4]	8.40[5]	0.88[5,7]	0.02	320	10
08-31-2007[8]	10.00	0.01	1.08	1.09	(0.06)	(0.15)	—	(0.21)	10.88	10.98[4,9]	16.24[10,11]	0.86[10,11]	0.12[10]	112	3

CLASS R3

08-31-2011	8.11	0.05	1.16	1.21	(0.07)	(0.07)	—	(0.14)	9.18	14.90[4]	1.38[5]	0.69[5]	0.57	2,651	19
08-31-2010	7.75	0.06	0.42	0.48	(0.09)	(0.03)	—	(0.12)	8.11	6.10[4]	1.39[5]	0.69[5,6]	0.67	1,615	21
08-31-2009	9.53	0.08	(1.69)	(1.61)	(0.06)	(0.11)	—	(0.17)	7.75	(16.38)[4]	3.09[5]	0.76[5]	1.12	609	23
08-31-2008	10.88	0.08	(1.24)	(1.16)	(0.06)	(0.13)	—	(0.19)	9.53	(10.83)[4]	4.24[5]	0.78[5,7]	0.76	676	10
08-31-2007[8]	10.00	0.02	1.07	1.09	(0.06)	(0.15)	—	(0.21)	10.88	11.00[4,9,13]	16.18[10,11]	0.79[10,11]	0.19[10]	112	3

CLASS R4

08-31-2011	8.12	0.04	1.20	1.24	(0.10)	(0.07)	—	(0.17)	9.19	15.19[4]	3.87[5]	0.39[5]	0.42	560	19
08-31-2010	7.76	0.06	0.44	0.50	(0.11)	(0.03)	—	(0.14)	8.12	6.37[4]	5.08[5]	0.39[5,6]	0.76	106	21
08-31-2009	9.55	0.10	(1.69)	(1.59)	(0.09)	(0.11)	—	(0.20)	7.76	(16.08)[4]	5.43[5]	0.45[5]	1.52	360	23
08-31-2008	10.91	0.08	(1.22)	(1.14)	(0.09)	(0.13)	—	(0.22)	9.55	(10.66)[4]	14.83[5]	0.49[5,7]	0.79	115	10
08-31-2007[8]	10.00	0.04	1.08	1.12	(0.06)	(0.15)	—	(0.21)	10.91	11.36[4,9,13]	15.88[10,11]	0.50[10,11]	0.47[10]	111	3

CLASS R5

08-31-2011	8.13	0.12	1.16	1.28	(0.13)	(0.07)	—	(0.20)	9.21	15.61[4]	0.88[5]	0.09[5]	1.29	2,031	19
08-31-2010	7.76	0.15	0.38	0.53	(0.13)	(0.03)	—	(0.16)	8.13	6.76[4]	0.96[5]	0.09[5,6]	1.82	724	21
08-31-2009	9.57	0.12	(1.71)	(1.59)	(0.11)	(0.11)	—	(0.22)	7.76	(15.88)[4]	1.61[5]	0.17[5]	1.77	979	23
08-31-2008	10.93	0.04	(1.15)	(1.11)	(0.12)	(0.13)	—	(0.25)	9.57	(10.41)[4]	6.18[5]	0.24[5,7]	0.42	1,002	10
08-31-2007[8]	10.00	0.07	1.08	1.15	(0.07)	(0.15)	—	(0.22)	10.93	11.62[4,9,13]	15.57[10,11]	0.22[10,11]	0.76[10]	112	3

CLASS 1

08-31-2011	8.12	0.12	1.15	1.27	(0.12)	(0.07)	—	(0.19)	9.20	15.58[4]	0.14[5]	0.14[5]	1.24	719,995	19
08-31-2010	7.75	0.12	0.41	0.53	(0.13)	(0.03)	—	(0.16)	8.12	6.72[4]	0.15[5]	0.14[5]	1.48	537,945	21
08-31-2009	9.57	0.11	(1.70)	(1.59)	(0.12)	(0.11)	—	(0.23)	7.75	(15.90)[4]	0.16[5]	0.16[5]	1.58	350,658	23
08-31-2008	10.93	0.08	(1.19)	(1.11)	(0.12)	(0.13)	—	(0.25)	9.57	(10.41)[4]	0.18[5]	0.18[5,7]	0.75	219,711	10
08-31-2007[8]	10.00	0.01	1.14	1.15	(0.07)	(0.15)	—	(0.22)	10.93	11.63[4,9]	0.38[10,11]	0.20[10,11]	0.12[10]	50,070	3

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.14%, 0.48%–1.17%, 0.49%–1.31% and 0.49%–1.13% for the periods ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively.
6 Includes the impact of expense recapture which amounted to 0.01%, 0.01%, 0.02%, 0.22% and 0.02% of average net assets for Class A, Class R1, Class R3, Class R4 and Class R5 shares, respectively, for the year ended 8-31-10. See Note 4.
7 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
8 The inception date for Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares is 10-30-06.
9 Not annualized

See notes to financial statements	Annual report | Lifecycle Portfolios	43

Financial highlights

Continued

Lifecycle 2030 Portfolio continued

10 Annualized.
11 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
12 Less than $0.005 per share.
13 The Adviser made a payment to the Portfolio of $1,696. Excluding this payment, total returns would have been 11.00%, 11.26% and 11.52% for Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class R1 and Class 1

Lifecycle 2025 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses
			realized	Total							before	Expenses		Net
	Net asset	Net	and	from	From net						reduc-	including re-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	ductions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

08-31-2011	8.28	0.10	1.07	1.17	(0.11)	(0.07)	—	(0.18)	9.27	14.09[4]	0.66[5]	0.58[5]	1.06	25,760	22
08-31-2010	7.87	0.12	0.44	0.56	(0.12)	(0.03)	—	(0.15)	8.28	7.02[4]	0.64[5]	0.59[5,6]	1.37	14,515	22
08-31-2009	9.57	0.11	(1.58)	(1.47)	(0.12)	(0.11)	—	(0.23)	7.87	(14.74)[4]	0.98[5]	0.61[5]	1.59	9,419	25
08-31-2008	10.85	0.05	(1.12)	(1.07)	(0.08)	(0.13)	—	(0.21)	9.57	(10.08)[4]	1.49[5]	0.62[5,7]	0.52	3,604	9
08-31-2007[8]	10.00	0.02	1.03	1.05	(0.07)	(0.13)	—	(0.20)	10.85	10.57[4,9]	2.25[10,11]	0.63[10,11]	0.19[10]	661	3

CLASS R1

08-31-2011	8.25	0.09	1.06	1.15	(0.10)	(0.07)	—	(0.17)	9.23	13.86[4]	1.53[5]	0.73[5]	0.98	2,214	22
08-31-2010	7.84	0.11	0.44	0.55	(0.11)	(0.03)	—	(0.14)	8.25	6.91[4]	1.21[5]	0.74[5,6]	1.33	1,771	22
08-31-2009	9.52	0.09	(1.57)	(1.48)	(0.09)	(0.11)	—	(0.20)	7.84	(15.01)[4]	3.27[5]	0.82[5]	1.40	1,197	25
08-31-2008	10.83	0.03	(1.14)	(1.11)	(0.07)	(0.13)	—	(0.20)	9.52	(10.42)[4]	8.37[5]	0.87[5,7]	0.27	285	9
08-31-2007[8]	10.00	0.03	0.99	1.02	(0.06)	(0.13)	—	(0.19)	10.83	10.28[4,9]	16.14[10,11]	0.87[10,11]	0.35[10]	111	3

CLASS R3

08-31-2011	8.25	0.09	1.07	1.16	(0.10)	(0.07)	—	(0.17)	9.24	14.04[4]	1.27[5]	0.68[5]	0.92	3,068	22
08-31-2010	7.85	0.08	0.46	0.54	(0.11)	(0.03)	—	(0.14)	8.25	6.82[4]	1.26[5]	0.69[5,6]	0.97	1,937	22
08-31-2009	9.53	0.06	(1.53)	(1.47)	(0.10)	(0.11)	—	(0.21)	7.85	(14.87)[4]	2.11[5]	0.75[5]	0.87	1,381	25
08-31-2008	10.84	0.13	(1.24)	(1.11)	(0.07)	(0.13)	—	(0.20)	9.53	(10.41)[4]	5.37[5]	0.78[5,7]	1.22	456	9
08-31-2007[8]	10.00	0.03	1.00	1.03	(0.06)	(0.13)	—	(0.19)	10.84	10.40[4,9]	14.43[10,11]	0.81[10,11]	0.34[10]	186	3

CLASS R4

08-31-2011	8.27	0.12	1.07	1.19	(0.13)	(0.07)	—	(0.20)	9.26	14.32[4]	1.87[5]	0.38[5]	1.23	1,050	22
08-31-2010	7.85	0.11	0.47	0.58	(0.13)	(0.03)	—	(0.16)	8.27	7.35[4]	2.10[5]	0.39[5,6]	1.32	660	22
08-31-2009	9.55	0.11	(1.58)	(1.47)	(0.12)	(0.11)	—	(0.23)	7.85	(14.68)[4]	7.64[5]	0.45[5]	1.56	260	25
08-31-2008	10.86	0.09	(1.17)	(1.08)	(0.10)	(0.13)	—	(0.23)	9.55	(10.16)[4]	11.76[5]	0.49[5,7]	0.90	207	9
08-31-2007[8]	10.00	0.06	0.99	1.05	(0.06)	(0.13)	—	(0.19)	10.86	10.65[4,9]	15.77[10,11]	0.52[10,11]	0.70[10]	111	3

CLASS R5

08-31-2011	8.27	0.16	1.06	1.22	(0.16)	(0.07)	—	(0.23)	9.26	14.63[4]	0.64[5]	0.08[5]	1.67	3,342	22
08-31-2010	7.86	0.17	0.42	0.59	(0.15)	(0.03)	—	(0.18)	8.27	7.48[4]	1.20[5]	0.09[5,6]	1.97	831	22
08-31-2009	9.57	0.14	(1.59)	(1.45)	(0.15)	(0.11)	—	(0.26)	7.86	(14.38)[4]	4.27[5]	0.16[5]	2.08	339	25
08-31-2008	10.88	0.09	(1.14)	(1.05)	(0.13)	(0.13)	—	(0.26)	9.57	(9.91)[4]	7.87[5]	0.21[5,7]	0.92	285	9
08-31-2007[8]	10.00	0.09	0.99	1.08	(0.07)	(0.13)	—	(0.20)	10.88	10.91[4,9,12]	15.34[10,11]	0.23[10,11]	0.98[10]	113	3

CLASS 1

08-31-2011	8.27	0.15	1.06	1.21	(0.15)	(0.07)	—	(0.22)	9.26	14.58[4]	0.14[5]	0.13[5]	1.59	829,297	22
08-31-2010	7.86	0.16	0.43	0.59	(0.15)	(0.03)	—	(0.18)	8.27	7.44[4]	0.14[5]	0.14[5]	1.83	631,319	22
08-31-2009	9.58	0.14	(1.59)	(1.45)	(0.16)	(0.11)	—	(0.27)	7.86	(14.37)[4]	0.16[5]	0.16[5]	2.08	428,618	25
08-31-2008	10.88	0.11	(1.15)	(1.04)	(0.13)	(0.13)	—	(0.26)	9.58	(9.81)[4]	0.17[5]	0.17[5,7]	1.08	280,532	9
08-31-2007[8]	10.00	0.04	1.04	1.08	(0.07)	(0.13)	—	(0.20)	10.88	10.93[4,9]	0.31[10,11]	0.20[10,11]	0.39[10]	67,149	3

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

44	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2025 Portfolio continued

2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.14%, 0.48%–1.17%, 0.49%–1.31% and 0.49%–1.13% for the periods ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively.
6 Includes the impact of expense recapture which amounted to 0.01%, 0.01%, 0.01%, 0.08%, and 0.04% of average net assets for Class A, Class R1, Class R3, Class R4 and Class R5 shares, respectively, for the year ended 8-31-10. See note 4.
7 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
8 The inception date for Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares is 10-30-06.
9 Not annualized.
10 Annualized.
11 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
12 The Adviser made a payment to the Portfolio of $2,707. Excluding this payment, total returns would have been 10.91% for Class R5. There was no effect to the total returns for Class A, Class R1, Class R3, Class R4 and Class 1.

Lifecycle 2020 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses	Expenses
			realized	Total							before	including		Net
	Net asset	Net	and	from	From net						reduc-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

08-31-2011	8.52	0.16	0.94	1.10	(0.15)	(0.08)	—	(0.23)	9.39	12.87[4]	0.65[5]	0.58[5]	1.61	29,087	24
08-31-2010	8.06	0.17	0.47	0.64	(0.15)	(0.03)	—	(0.18)	8.52	7.91[4]	0.63[5]	0.59[5,6]	1.92	18,528	23
08-31-2009	9.65	0.14	(1.45)	(1.31)	(0.16)	(0.12)	—	(0.28)	8.06	(12.75)[4]	0.86[5]	0.61[5]	2.06	13,067	26
08-31-2008	10.80	0.12	(1.05)	(0.93)	(0.11)	(0.11)	—	(0.22)	9.65	(8.82)[4]	1.15[5]	0.62[5,7]	1.18	4,285	10
08-31-2007[8]	10.00	0.04	0.94	0.98	(0.07)	(0.11)	—	(0.18)	10.80	9.87[4,9]	1.59[10,11]	0.64[10,11]	0.49[11]	1,491	7

CLASS R1

08-31-2011	8.51	0.15	0.93	1.08	(0.14)	(0.08)	—	(0.22)	9.37	12.61[4]	1.47[5]	0.73[5]	1.51	2,308	24
08-31-2010	8.04	0.15	0.49	0.64	(0.14)	(0.03)	—	(0.17)	8.51	7.92[4]	1.12[5]	0.74[5,6]	1.77	1,859	23
08-31-2009	9.61	0.15	(1.47)	(1.32)	(0.13)	(0.12)	—	(0.25)	8.04	(13.00)[4]	2.11[5]	0.83[5]	2.14	1,675	26
08-31-2008	10.78	0.08	(1.04)	(0.96)	(0.10)	(0.11)	—	(0.21)	9.61	(9.07)[4]	9.71[5]	0.86[5,7]	0.77	250	10
08-31-2007[8]	10.00	0.07	0.88	0.95	(0.06)	(0.11)	—	(0.17)	10.78	9.58[4,9,12]	16.14[10,11]	0.87[10,11]	0.74[11]	110	7

CLASS R3

08-31-2011	8.51	0.14	0.95	1.09	(0.14)	(0.08)	—	(0.22)	9.38	12.78[4]	1.15[5]	0.68[5]	1.49	3,839	24
08-31-2010	8.04	0.12	0.52	0.64	(0.14)	(0.03)	—	(0.17)	8.51	7.96[4]	1.17[5]	0.69[5,6]	1.38	2,817	23
08-31-2009	9.62	0.16	(1.48)	(1.32)	(0.14)	(0.12)	—	(0.26)	8.04	(12.97)[4]	2.29[5]	0.76[5]	2.37	895	26
08-31-2008	10.78	0.15	(1.10)	(0.95)	(0.10)	(0.11)	—	(0.21)	9.62	(8.98)[4]	3.97[5]	0.78[5,7]	1.48	825	10
08-31-2007[8]	10.00	0.07	0.88	0.95	(0.06)	(0.11)	—	(0.17)	10.78	9.59[4,9]	15.58[10,11]	0.80[10,11]	0.80[11]	126	7

CLASS R4

08-31-2011	8.51	0.15	0.97	1.12	(0.17)	(0.08)	—	(0.25)	9.38	13.09[4]	5.58[5]	0.39[5]	1.56	466	24
08-31-2010	8.05	0.16	0.50	0.66	(0.17)	(0.03)	—	(0.20)	8.51	8.11[4]	5.26[5]	0.39[5,6]	1.90	151	23
08-31-2009	9.64	0.16	(1.46)	(1.30)	(0.17)	(0.12)	—	(0.29)	8.05	(12.68)[4]	7.25[5]	0.45[5]	2.24	255	26
08-31-2008	10.80	0.16	(1.08)	(0.92)	(0.13)	(0.11)	—	(0.24)	9.64	(8.72)[4]	13.87[5]	0.48[5,7]	1.50	138	10
08-31-2007[8]	10.00	0.10	0.88	0.98	(0.07)	(0.11)	—	(0.18)	10.80	9.85[4,9]	15.75[10,11]	0.52[10,11]	1.09[11]	110	7

See notes to financial statements	Annual report | Lifecycle Portfolios	45

Financial highlights

Continued

Lifecycle 2020 Portfolio continued
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations				Less distributions					Ratios to average net assets

			Net								Expenses	Expenses
			realized	Total							before	including		Net
	Net asset	Net	and	from	From net						reduc-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS R5

08-31-2011	8.53	0.21	0.95	1.16	(0.20)	(0.08)	—	(0.28)	9.41	13.50[4]	0.70[5]	0.08[5]	2.17	3,114	24
08-31-2010	8.06	0.21	0.48	0.69	(0.19)	(0.03)	—	(0.22)	8.53	8.50[4]	0.93[5]	0.09[5,6]	2.44	668	23
08-31-2009	9.66	0.20	(1.48)	(1.28)	(0.20)	(0.12)	—	(0.32)	8.06	(12.38)[4]	1.96[5]	0.16[5]	2.92	759	26
08-31-2008	10.82	0.19	(1.08)	(0.89)	(0.16)	(0.11)	—	(0.27)	9.66	(8.47)[4]	6.46[5]	0.21[5,6]	1.83	758	10
08-31-2007[8]	10.00	0.10	0.90	1.00	(0.07)	(0.11)	—	(0.18)	10.82	10.11[4,9]	8.22[10,11]	0.23[10,11]	1.08[11]	272	7

CLASS 1

08-31-2011	8.53	0.20	0.94	1.14	(0.19)	(0.08)	—	(0.27)	9.40	13.33[4]	0.14[5]	0.13[5]	2.11	787,437	24
08-31-2010	8.06	0.20	0.49	0.69	(0.19)	(0.03)	—	(0.22)	8.53	8.45[4]	0.14[5]	0.14[5]	2.30	631,670	23
08-31-2009	9.67	0.19	(1.48)	(1.29)	(0.20)	(0.12)	—	(0.32)	8.06	(12.38)[4]	0.16[5]	0.16[5]	2.67	420,276	26
08-31-2008	10.82	0.15	(1.03)	(0.88)	(0.16)	(0.11)	—	(0.27)	9.67	(8.38)[4]	0.17[5]	0.17[5,7]	1.49	276,252	10
08-31-2007[8]	10.00	0.07	0.93	1.00	(0.07)	(0.11)	—	(0.18)	10.82	10.22[4,9,12]	0.32[10,11]	0.20[10,11]	0.78[11]	64,901	7

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows: 0.48%–1.14%, 0.48%–1.17%, 0.49%–1.31% and 0.49%–1.13% for the periods ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively.
6 Includes the impact of expense recapture which amounted to 0.02%, less than 0.005%, 0.01%, 0.28% and 0.02% of average net assets for Class A, Class R1, Class R3, Class R4 and Class R5 shares, respectively, for the year ended 8-31-10. See Note 4.
7 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
8 The inception date for Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares is 10-30-06.
9 Not annualized.
10 Annualized.
11 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
12 The Adviser made a payment to the Portfolio of $2,881. Excluding this payment, total returns would have been 9.48% for Class R1 shares. There was no effect to the total returns for Class A, Class R3, Class R4, Class R5 and Class 1.

Lifecycle 2015 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses	Expenses
			realized	Total							before	including		Net
	Net asset	Net	and	from	From net						reduc-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

08-31-2011	8.66	0.19	0.81	1.00	(0.20)	(0.07)	—	(0.27)	9.39	11.54[4]	0.67[5]	0.59[5]	2.00	22,954	30
08-31-2010	8.17	0.22	0.50	0.72	(0.19)	(0.04)	—	(0.23)	8.66	8.82[4]	0.64[5]	0.59[5,6]	2.49	13,255	26
08-31-2009	9.66	0.21	(1.36)	(1.15)	(0.21)	(0.13)	—	(0.34)	8.17	(10.91)[4]	1.03[5]	0.61[5]	2.96	8,596	28
08-31-2008	10.65	0.18	(0.92)	(0.74)	(0.14)	(0.11)	—	(0.25)	9.66	(7.16)[4]	1.43[5]	0.63[5,7]	1.74	2,776	10
08-31-2007[8]	10.00	0.07	0.76	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.37[4,9]	2.19[10,11]	0.63[10,11]	0.86[10]	836	9

46	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2015 Portfolio continued
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses	Expenses
			realized	Total							before	including		Net
	Net asset	Net	and	from	From net						reduc-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS R1

08-31-2011	8.64	0.20	0.79	0.99	(0.19)	(0.07)	—	(0.26)	9.37	11.41[4]	1.78[5]	0.74[5]	2.03	1,618	30
08-31-2010	8.15	0.20	0.51	0.71	(0.18)	(0.04)	—	(0.22)	8.64	8.69[4]	1.36[5]	0.74[5,6]	2.32	1,267	26
08-31-2009	9.62	0.20	(1.35)	(1.15)	(0.19)	(0.13)	—	(0.32)	8.15	(11.15)[4]	5.13[5]	0.83[5]	2.79	762	28
08-31-2008	10.63	0.16	(0.93)	(0.77)	(0.13)	(0.11)	—	(0.24)	9.62	(7.41)[4]	8.84[5]	0.86[5,7]	1.61	207	10
08-31-2007[8]	10.00	0.11	0.69	0.80	(0.08)	(0.09)	—	(0.17)	10.63	8.08[4,9,12]	16.47[10,11]	0.87[10,11]	1.21[10]	108	9

CLASS R3

08-31-2011	8.64	0.20	0.79	0.99	(0.19)	(0.07)	—	(0.26)	9.37	11.46[4]	1.34[5]	0.69[5]	2.03	2,946	30
08-31-2010	8.15	0.21	0.50	0.71	(0.18)	(0.04)	—	(0.22)	8.64	8.74[4]	1.29[5]	0.69[5,6]	2.40	1,780	26
08-31-2009	9.63	0.20	(1.36)	(1.16)	(0.19)	(0.13)	—	(0.32)	8.15	(11.12)[4]	2.59[5]	0.77[5]	2.81	763	28
08-31-2008	10.63	0.15	(0.91)	(0.76)	(0.13)	(0.11)	—	(0.24)	9.63	(7.32)[4]	6.20[5]	0.81[5,7]	1.48	693	10
08-31-2007[8]	10.00	0.11	0.69	0.80	(0.08)	(0.09)	—	(0.17)	10.63	8.10[4,9]	16.38[10,11]	0.80[10,11]	1.28[10]	108	9

CLASS R4

08-31-2011	8.65	0.20	0.82	1.02	(0.22)	(0.07)	—	(0.29)	9.38	11.76[4]	11.17[5]	0.39[5]	2.04	158	30
08-31-2010	8.16	0.24	0.50	0.74	(0.21)	(0.04)	—	(0.25)	8.65	9.01[4]	7.11[5]	0.39[5,6]	2.74	64	26
08-31-2009	9.65	0.21	(1.35)	(1.14)	(0.22)	(0.13)	—	(0.35)	8.16	(10.83)[4]	5.34[5]	0.46[5]	3.00	355	28
08-31-2008	10.65	0.21	(0.94)	(0.73)	(0.16)	(0.11)	—	(0.27)	9.65	(7.06)[4]	12.64[5]	0.50[5,7]	2.02	172	10
08-31-2007[8]	10.00	0.14	0.69	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.35[4,9]	16.08[10,11]	0.52[10,11]	1.56[10]	108	9

CLASS R5

08-31-2011	8.67	0.23	0.83	1.06	(0.25)	(0.07)	—	(0.32)	9.41	12.17[4]	1.24[5]	0.09[5]	2.38	1,465	30
08-31-2010	8.17	0.25	0.52	0.77	(0.23)	(0.04)	—	(0.27)	8.67	9.41[4]	3.42[5]	0.09[5,6]	2.81	273	26
08-31-2009	9.67	0.36	(1.48)	(1.12)	(0.25)	(0.13)	—	(0.38)	8.17	(10.53)[4]	5.04[5]	0.20[5]	4.98	103	28
08-31-2008	10.67	0.18	(0.88)	(0.70)	(0.19)	(0.11)	—	(0.30)	9.67	(6.81)[4]	5.09[5]	0.22[5,7]	1.81	464	10
08-31-2007[8]	10.00	0.16	0.69	0.85	(0.09)	(0.09)	—	(0.18)	10.67	8.61[4,9]	15.77[10,11]	0.23[10,11]	1.84[10]	109	9

CLASS 1

08-31-2011	8.67	0.25	0.79	1.04	(0.24)	(0.07)	—	(0.31)	9.40	12.00	0.14[5]	0.14[5]	2.59	534,245	30
08-31-2010	8.17	0.25	0.52	0.77	(0.23)	(0.04)	—	(0.27)	8.67	9.36[4]	0.14[5]	0.14[5]	2.88	439,994	26
08-31-2009	9.68	0.25	(1.37)	(1.12)	(0.26)	(0.13)	—	(0.39)	8.17	(10.54)[4]	0.16[5]	0.16[5]	3.51	305,171	28
08-31-2008	10.68	0.21	(0.91)	(0.70)	(0.19)	(0.11)	—	(0.30)	9.68	(6.80)[4]	0.18[5]	0.18[5]	2.12	216,679	10
08-31-2007[8]	10.00	0.10	0.76	0.86	(0.09)	(0.09)	—	(0.18)	10.68	8.72[4,9]	0.36[10,11]	0.20[10,11]	1.19[10]	55,723	9

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.14%, 0.48%–1.17%, 0.49%–1.18% and 0.49%–1.13% for the periods ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively.
6 Includes the impact of expense recapture which amounted to 0.02%, 0.03%, 0.02%, 0.34% and 0.17% of average net assets for Class A, Class R1, Class R3, Class R4 and Class R5 shares, respectively, for the year ended 8-31-10. See Note 4.
7 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
8 The inception date for Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares is 10-30-06.
9 Not annualized.
10 Annualized.
11 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
12 The Adviser made a payment to the Portfolio of $6,640. Excluding this payment, total return would have been 7.98% for Class R1. There was no effect to the total returns for Class A, Class R3, Class R4, Class R5 and Class 1.

See notes to financial statements	Annual report | Lifecycle Portfolios	47

Financial highlights

Continued

Lifecycle 2010 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net								Expenses	Expenses
			realized	Total							before	including		Net
	Net asset	Net	and	from	From net						reduc-	reduc-		assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		tions and	tions and	Net	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	amounts	amounts	investment	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	recaptured	recaptured	income	thousands)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)	(%) (loss)	(%)[1]	($)	(%)

CLASS A

08-31-2011	8.98	0.23	0.69	0.92	(0.26)	(0.06)	—	(0.32)	9.58	10.21[4]	0.70[5]	0.59[5]	2.30	17,032	43
08-31-2010	8.38	0.26	0.54	0.80	(0.17)	(0.03)	—	(0.20)	8.98	9.60[4]	0.63[5]	0.60[5,6]	2.89	9,538	48
08-31-2009	9.69	0.28	(1.20)	(0.92)	(0.26)	(0.13)	—	(0.39)	8.38	(8.53)[4]	1.22[5]	0.64[5]	3.75	5,637	31
08-31-2008	10.54	0.23	(0.83)	(0.60)	(0.16)	(0.09)	—	(0.25)	9.69	(5.87)[4]	1.61[5]	0.65[5,7]	2.28	2,050	14
08-31-2007[8]	10.00	0.12	0.57	0.69	(0.09)	(0.06)	—	(0.15)	10.54	6.99[4,9]	2.45[10,11]	0.63[10,11]	1.42[10]	665	17

CLASS R1

08-31-2011	8.95	0.26	0.64	0.90	(0.24)	(0.06)	—	(0.30)	9.55	10.09[4]	4.44[5]	0.74[5]	2.65	337	43
08-31-2010	8.36	0.26	0.52	0.78	(0.16)	(0.03)	—	(0.19)	8.95	9.36[4]	1.80[5]	0.75[5,6]	2.95	411	48
08-31-2009	9.66	0.25	(1.19)	(0.94)	(0.23)	(0.13)	—	(0.36)	8.36	(8.82)[4]	9.94[5]	0.87[5]	3.39	286	31
08-31-2008	10.52	0.23	(0.85)	(0.62)	(0.15)	(0.09)	—	(0.24)	9.66	(6.02)[4]	14.92[5]	0.87[5,7]	2.30	126	14
08-31-2007[8]	10.00	0.15	0.52	0.67	(0.09)	(0.06)	—	(0.15)	10.52	6.70[4,9]	16.89[10,11]	0.87[10,11]	1.70[10]	107	17

CLASS R3

08-31-2011	8.96	0.23	0.68	0.91	(0.25)	(0.06)	—	(0.31)	9.56	10.13[4]	1.53[5]	0.69[5]	2.33	2,196	43
08-31-2010	8.37	0.25	0.54	0.79	(0.17)	(0.03)	—	(0.20)	8.96	9.39[4]	1.32[5]	0.70[5,6]	2.79	1,441	48
08-31-2009	9.67	0.26	(1.19)	(0.93)	(0.24)	(0.13)	—	(0.37)	8.37	(8.69)[4]	2.34[5]	0.79[5]	3.48	1,260	31
08-31-2008	10.53	0.26	(0.88)	(0.62)	(0.15)	(0.09)	—	(0.24)	9.67	(6.02)[4]	3.95[5]	0.82[5,7]	2.64	795	14
08-31-2007[8]	10.00	0.16	0.52	0.68	(0.09)	(0.06)	—	(0.15)	10.53	6.82[4,9,12]	16.81[10,11]	0.80[10,11]	1.77[10]	107	17

CLASS R4

08-31-2011	8.98	0.21	0.73	0.94	(0.28)	(0.06)	—	(0.34)	9.58	10.42[4]	8.04[5]	0.39[5]	2.14	347	43
08-31-2010	8.38	0.30	0.52	0.82	(0.19)	(0.03)	—	(0.22)	8.98	9.79[4]	8.52[5]	0.40[5,6]	3.31	71	48
08-31-2009	9.69	0.29	(1.20)	(0.91)	(0.27)	(0.13)	—	(0.40)	8.38	(8.40)[4]	11.93[5]	0.49[5]	3.82	116	31
08-31-2008	10.55	0.26	(0.85)	(0.59)	(0.18)	(0.09)	—	(0.27)	9.69	(5.76)[4]	12.38[5]	0.53[5,7]	2.56	205	14
08-31-2007[8]	10.00	0.18	0.52	0.70	(0.09)	(0.06)	—	(0.15)	10.55	7.08[4,9,12]	16.51[10,11]	0.52[10,11]	2.06[10]	107	17

CLASS R5

08-31-2011	8.99	0.26	0.71	0.97	(0.30)	(0.06)	—	(0.36)	9.60	10.83[4]	0.79[5]	0.09[5]	2.65	2,679	43
08-31-2010	8.39	0.32	0.52	0.84	(0.21)	(0.03)	—	(0.24)	8.99	10.08[4]	3.13[5]	0.10[5,6]	3.54	261	48
08-31-2009	9.71	0.31	(1.20)	(0.89)	(0.30)	(0.13)	—	(0.43)	8.39	(8.11)[4]	5.86[5]	0.20[5]	4.12	207	31
08-31-2008	10.57	0.24	(0.80)	(0.56)	(0.21)	(0.09)	—	(0.30)	9.71	(5.51)[4]	10.30[5]	0.25[5,7]	2.41	498	14
08-31-2007[8]	10.00	0.21	0.52	0.73	(0.10)	(0.06)	—	(0.16)	10.57	7.33[4,9,12]	16.20[10,11]	0.23[10,11]	2.34[10]	107	17

CLASS 1

08-31-2011	8.99	0.30	0.67	0.97	(0.30)	(0.06)	—	(0.36)	9.60	10.78	0.14[5]	0.14[5]	3.05	421,921	43
08-31-2010	8.39	0.31	0.53	0.84	(0.21)	(0.03)	—	(0.24)	8.99	10.04[4]	0.15[5]	0.15[5]	3.45	447,295	48
08-31-2009	9.72	0.30	(1.20)	(0.90)	(0.30)	(0.13)	—	(0.43)	8.39	(8.15)[4]	0.19[5]	0.19[5]	4.10	151,035	31
08-31-2008	10.57	0.26	(0.81)	(0.55)	(0.21)	(0.09)	—	(0.30)	9.72	(5.41)[4]	0.21[5]	0.20[5]	2.61	121,337	14
08-31-2007[8]	10.00	0.16	0.57	0.73	(0.10)	(0.06)	—	(0.16)	10.57	7.34[4,9]	0.56[10,11]	0.20[10,11]	1.78[10]	25,428	17

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48%–1.12%, 0.48%–1.13%, 0.49%–1.09% and 0.49%–1.13% for the periods ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively
6 Includes the impact of expense recapture which amounted to 0.02%, 0.14%, 0.02%, 0.46% and 0.16% of average net assets for Class A, Class R1, Class R3, Class R4 and Class R5 shares, respectively, for the year ended 8-31-10.
7 Includes transfer agent fee earned credits of less than 0.01% of average net assets.
8 The inception date for Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares is 10-30-06.
9 Not annualized.
10 Annualized.
11 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
12 The Adviser made a payment to the Portfolio of $4,286. Excluding this payment, total returns would have been 6.72%, 6.97% and 7.23% for Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class R1 and Class 1.

48	Lifecycle Portfolios | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is a series company which means it has several funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers multiple investment funds, eight of which (collectively, Lifecycle Portfolios or the Portfolios, and individually the Portfolio) are presented in this report. The Lifecycle Portfolios are a series of the Trust and operate as “funds of funds” that invest in Class NAV shares of underlying funds of the Trust, John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. Each Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (1940 Act).

The Portfolios may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Class A shares are open to all investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class 1 shares are sold to only certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees, for each class may differ.

The accounting policies of the underlying funds of the Portfolios are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029, at jhfunds.com and on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, all investments for the Portfolios are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended August 31, 2011, there were no significant transfers in or out of Level 1 assets.

Investments by the Portfolios in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

Annual report | Lifecycle Portfolios	49

In addition, effective March 30, 2011, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Portfolios had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. For the year ended August 31, 2011, the Portfolios had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates applicable to each class.

Federal income taxes. The Portfolios intend to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provisions are required.

For federal income tax purposes, the Portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of August 31, 2011:

	Capital Loss Carryforwards
	Expiring at August 31

Portfolio	2017	2018	2019

Lifecycle 2045	—	$1,612,026	—
Lifecycle 2040	—	2,725,999	—
Lifecycle 2035	—	6,044,467	—
Lifecycle 2030	—	10,163,101	—
Lifecycle 2025	—	20,936,186	—
Lifecycle 2020	—	20,710,146	—
Lifecycle 2015	$562,494	22,163,126	$836,549
Lifecycle 2010	—	3,477,278	—

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of August 31, 2011, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on August 31, 2011, including short-term investments, for federal income tax purposes, was as follows:

		Unrealized	Unrealized	Net Unrealized
Portfolio	Aggregate Cost	Appreciation	Depreciation	Appreciation

Lifecycle 2045	$421,508,842	$37,153,301	($1,612,721)	$35,540,580
Lifecycle 2040	412,632,601	35,109,385	(1,554,724)	33,554,661
Lifecycle 2035	540,365,296	45,720,389	(2,011,841)	43,708,548
Lifecycle 2030	697,389,167	55,855,039	(2,545,759)	53,309,280
Lifecycle 2025	803,729,657	63,942,386	(2,796,216)	61,146,170
Lifecycle 2020	765,647,612	63,154,021	(2,397,572)	60,756,449
Lifecycle 2015	522,962,165	42,093,139	(1,527,502)	40,565,637
Lifecycle 2010	418,392,002	27,668,689	(1,409,022)	26,259,667

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

50	Lifecycle Portfolios | Annual report

During the year ended August 31, 2011, the tax character of distributions paid was as follows:

	Ordinary	Long Term
Portfolio	Income	Capital Gains	Total

Lifecycle 2045	$7,626,099	—	$7,626,099
Lifecycle 2040	7,578,253	—	7,578,253
Lifecycle 2035	10,108,793	—	10,108,793
Lifecycle 2030	13,791,629	—	13,791,629
Lifecycle 2025	18,404,876	—	18,404,876
Lifecycle 2020	21,820,503	—	21,820,503
Lifecycle 2015	17,091,290	—	17,091,290
Lifecycle 2010	18,160,157	—	18,160,157

During the year ended August 31, 2010, the tax character of distributions paid was as follows:

	Ordinary	Long Term
Portfolio	Income	Capital Gains	Total

Lifecycle 2045	$4,362,355	—	$4,362,355
Lifecycle 2040	4,580,882	—	4,580,882
Lifecycle 2035	6,267,266	—	6,267,266
Lifecycle 2030	8,337,451	—	8,337,451
Lifecycle 2025	11,370,963	—	11,370,963
Lifecycle 2020	12,976,631	—	12,976,631
Lifecycle 2015	11,300,296	—	11,300,296
Lifecycle 2010	11,592,169	—	11,592,169

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2010, are treated as occurring on September 1, 2011, the first day of the Portfolios’ next taxable year. As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed Long	Capital Loss	Post-October
Portfolio	Ordinary Income	Term Capital Gains	Carryforward	Deferral

Lifecycle 2045	$85,448	—	$1,612,026	—
Lifecycle 2040	76,370	—	2,725,999	—
Lifecycle 2035	117,963	—	6,044,467	—
Lifecycle 2030	943,977	—	10,163,101	—
Lifecycle 2025	2,871,128	—	20,936,186	—
Lifecycle 2020	5,057,173	—	20,710,146	—
Lifecycle 2015	5,033,862	—	23,562,169	—
Lifecycle 2010	5,337,818	—	3,477,278	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and characterization of distributions.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, resulting from the adoption of ASU 2011-04 on the Portfolios’ financial statements.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Annual report | Lifecycle Portfolios	51

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee. The Portfolios pay the Adviser a management fee for its services to the Portfolios. The management fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any funds of the Trust, JHF III and John Hancock Variable Insurance Trust (JHVIT), excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock International Equity Index Trust B and John Hancock Total Bond Market Trust B. The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and is equivalent to the sum of: (a) 0.06% of the first $7.5 billion of aggregate net assets and (b) 0.05% of the excess over $7.5 billion of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and is equivalent to the sum of: (a) 0.51% of the first $7.5 billion of aggregate net assets and (b) 0.50% of the excess over $7.5 billion of aggregate net assets and is applied to the Other Assets of the Portfolios.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly MFC Global Investment Management (U.S.A.) Limited) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.) LLC), both indirectly owned subsidiaries of MFC and affiliates of the Adviser, act as subadvisers to the Portfolios. QS Investors, LLC also acts as subadviser. The Portfolios are not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended August 31, 2011 were equivalent to an annual effective rate of 0.06% of each Portfolio’s average daily net assets.

Expense reimbursements. The Adviser has voluntarily agreed to reduce its management fee if certain expenses of each Lifecycle Portfolio exceed 0.10% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses, advisory fees, Rule 12b-1 fees, printing and postage, state registration fees, transfer agent, service fees, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio’s business. This expense reduction will continue in effect until terminated by the Adviser.

The Adviser has voluntarily agreed to waive its advisory fee or reimburse the Portfolios so that the aggregate advisory fee retained by the Adviser with respect to each Portfolio and the underlying investments in a Portfolio does not exceed 0.51% of the Portfolio’s first $7.5 billion of average daily net assets and 0.50% of the Portfolio’s average daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

The Adviser has contractually agreed to waive fees and/or reimburse certain class specific expenses, including 12b-1 fees, transfer agent fees, service fees, state registration fees, and printing and postage for Class A, Class R1, Class R3, Class R4 and Class R5 shares, to the extent that fees/expenses for each class exceed 0.50%, 0.65%, 0.60% (0.55% for Lifecycle 2045 and Lifecycle 2040), 0.30% and 0.00%, respectively, of the average daily net assets attributable to that class. This expense fee waiver and/or reimbursement will continue in effect until at least December 31, 2011.

Prior to December 31, 2010, the Adviser waived class specific fees over 0.05% on Class 1 shares.

For the year ended August 31, 2011, the expense reductions related to these plans amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:

			Expense Reimbursement by Class

Portfolio	Class A	Class R1	Class R3	Class R4	Class R5	Class 1	Total

Lifecycle 2045	$16,766	$15,091	$14,454	$13,494	$13,770	$14,539	$88,114
Lifecycle 2040	16,303	15,454	17,000	13,402	14,102	14,320	90,581
Lifecycle 2035	16,152	16,188	14,915	13,970	14,053	18,945	94,223
Lifecycle 2030	15,731	16,858	15,580	13,278	15,117	23,287	99,851
Lifecycle 2025	15,629	16,423	15,707	14,010	16,855	23,202	101,826
Lifecycle 2020	15,814	16,699	17,015	13,319	17,428	17,170	97,445
Lifecycle 2015	15,712	15,705	15,570	13,105	14,563	—	74,655
Lifecycle 2010	15,133	13,956	14,981	13,160	16,044	—	73,274

52	Lifecycle Portfolios | Annual report

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amount recovered during the year ended August 31, 2011 and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

	Amounts eligible for	Amounts eligible for	Amounts eligible for	Amount recovered
	recovery through	recovery through	recovery through	during the year ended
Portfolio	August 1, 2012	August 1, 2013	August 1, 2014	August 31, 2011

Lifecycle 2045	$39,904	$38,266	$73,179	—
Lifecycle 2040	40,457	37,444	75,765	—
Lifecycle 2035	39,028	36,422	74,641	—
Lifecycle 2030	40,527	38,713	75,642	—
Lifecycle 2025	38,568	38,062	77,770	—
Lifecycle 2020	36,400	39,458	79,524	—
Lifecycle 2015	36,659	35,135	74,655	—
Lifecycle 2010	34,858	31,092	73,274	—

Accounting and legal services. Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended August 31, 2011 amounted to an annual rate of 0.01% of each Portfolio’s average daily net assets.

Distribution and service plans. The Trust has a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect Class A, Class R1, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. In addition, under a service plan for Class R1, Class R3, Class R4 and Class R5 shares, the Portfolios pay for certain other services. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares:

Class	12b-1 Fee	Service Fee

A	0.30%	—
R1	0.50%	0.25%
R3	0.50%	0.15%
R4	0.25%	0.10%
R5	—	0.05%
1	0.05%	—

Sales charges. Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2011:

	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle
	2045	2040	2035	2030	2025	2020	2015	2010

Net sales charges	$38,906	$33,077	$34,600	$57,688	$58,295	$86,225	$51,206	$13,971
Retained for printing
prospectuses, advertising
and sales literature	4,751	3,963	3,439	5,646	7,053	12,060	4,156	1,882
Sales commission to
unrelated broker-dealers	32,742	24,284	30,740	51,762	48,551	72,960	47,010	12,089
Sales commission to
affiliated sales personnel	1,413	4,830	421	280	2,691	1,205	40	—

Transfer agent fees. The Portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Portfolios and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the fees associated with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Annual report | Lifecycle Portfolios	53

Class level expenses. Class level expenses for the year ended August 31, 2011 were:

		Distribution and	Transfer	Printing and	State registration
Portfolio	Class	service fees	agent fees	postage	fees

Lifecycle 2045	A	$26,531	$15,228	$3,673	$15,245
	R1	7,281	321	576	13,285
	R3	4,837	243	396	13,033
	R4	1,317	130	207	13,033
	R5	256	168	263	13,066
	1	210,959	—	—	—
	Total	$251,181	$16,090	$5,115	$67,662

Lifecycle 2040	A	$30,058	$17,236	$3,538	$15,220
	R1	8,881	398	595	13,393
	R3	14,203	703	715	13,193
	R4	564	57	99	13,193
	R5	337	254	291	13,193
	1	206,710	—	—	—
	Total	$260,753	$18,648	$5,238	$68,192

Lifecycle 2035	A	$39,192	$22,504	$4,058	$15,264
	R1	13,550	606	764	13,249
	R3	10,742	542	549	13,049
	R4	3,054	290	232	13,049
	R5	429	296	247	13,049
	1	273,440	—	—	—
	Total	$340,407	$24,238	$5,850	$67,660

Lifecycle 2030	A	$62,458	$35,862	$5,353	$15,460
	R1	16,871	748	819	13,229
	R3	14,597	732	664	13,028
	R4	1,205	122	54	13,028
	R5	769	613	397	13,274
	1	349,230	—	—	—
	Total	$445,130	$38,077	$7,287	$68,019

Lifecycle 2025	A	$63,062	$36,192	$5,139	$15,735
	R1	15,144	674	707	13,243
	R3	17,165	875	710	13,042
	R4	3,200	307	273	13,042
	R5	1,358	978	500	13,932
	1	404,679	—	—	—
	Total	$504,608	$39,026	$7,329	$68,994

Lifecycle 2020	A	$75,259	$43,213	$6,339	$15,882
	R1	16,481	737	758	13,357
	R3	23,746	1,199	988	13,090
	R4	846	84	63	13,090
	R5	1,176	898	488	14,804
	1	389,384	—	—	—
	Total	$506,892	$46,131	$8,636	$70,223

Lifecycle 2015	A	$56,452	$32,385	$4,593	$16,369
	R1	11,106	493	682	13,237
	R3	15,431	788	770	13,036
	R4	394	39	—	13,036
	R5	544	403	300	13,316
	1	264,031	—	—	—
	Total	$347,958	$34,108	$6,345	$68,994

Lifecycle 2010	A	$40,974	$23,479	$3,407	$15,563
	R1	2,719	122	281	13,281
	R3	11,417	583	597	13,083
	R4	540	56	—	13,080
	R5	890	728	453	13,973
	1	234,550	—	—	—
	Total	$291,090	$24,968	$4,738	$68,980

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

54	Lifecycle Portfolios | Annual report

Note 5 — Portfolio share transactions

Transactions in Portfolio shares for the years ended August 31, 2011 and August 31, 2010 were as follows:

Lifecycle 2045 Portfolio
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	831,681	$8,054,620	615,309	$5,200,175
Distributions reinvested	11,744	112,739	6,800	57,727
Repurchased	(432,717)	(4,169,525)	(328,646)	(2,768,708)

Net increase	410,708	$3,997,834	293,463	$2,489,194

Class R1 shares

Sold	52,120	$503,665	47,140	$399,030
Distributions reinvested	1,071	10,273	851	7,224
Repurchased	(26,821)	(259,086)	(38,444)	(322,049)

Net increase	26,370	$254,852	9,547	$84,205

Class R3 shares

Sold	54,196	$534,222	48,669	$410,489
Distributions reinvested	987	9,464	575	4,880
Repurchased	(23,190)	(221,342)	(12,379)	(105,218)

Net increase	31,993	$322,344	36,865	$310,151

Class R4 shares

Sold	29,602	$289,801	34,149	$285,691
Distributions reinvested	563	5,412	232	1,972
Repurchased	(11,114)	(104,970)	(41,238)	(350,111)

Net increase (decrease)	19,051	$190,243	(6,857)	($62,448)

Class R5 shares

Sold	54,451	$521,624	15,636	$132,820
Distributions reinvested	995	9,583	378	3,221
Repurchased	(24,642)	(241,346)	(17,088)	(145,151)

Net increase (decrease)	30,804	$289,861	(1,074)	($9,110)

Class 1 shares

Sold	9,998,527	$96,763,022	13,333,976	$112,872,892
Distributions reinvested	776,982	7,474,569	503,104	4,281,416
Repurchased	(985,130)	(9,499,403)	(243,726)	(2,072,822)

Net increase	9,790,379	$94,738,188	13,593,354	$115,081,486

Net increase	10,309,305	$99,793,322	13,925,298	$117,893,478

Lifecycle 2040 Portfolio
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	830,331	$8,106,611	553,478	$4,696,018
Distributions reinvested	13,043	125,209	9,078	77,167
Repurchased	(362,563)	(3,492,727)	(290,352)	(2,444,233)

Net increase	480,811	$4,739,093	272,204	$2,328,952

Class R1 shares

Sold	34,251	$333,171	84,668	$710,905
Distributions reinvested	1,426	13,685	1,204	10,222
Repurchased	(58,546)	(555,862)	(32,932)	(280,281)

Net increase (decrease)	(22,869)	($209,006)	52,940	$440,846

Class R3 shares

Sold	143,312	$1,410,974	64,175	$548,337
Distributions reinvested	2,835	27,191	2,197	18,626
Repurchased	(37,099)	(354,014)	(39,426)	(333,861)

Net increase	109,048	$1,084,151	26,946	$233,102

Class R4 shares

Sold	12,879	$126,627	19,356	$161,950
Distributions reinvested	321	3,086	79	671
Repurchased	(14,858)	(148,024)	(32,682)	(278,122)

Net decrease	(1,658)	($18,311)	(13,247)	($115,501)

Annual report | Lifecycle Portfolios	55

Lifecycle 2040 Portfolio continued
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class R5 shares

Sold	61,560	$584,507	16,133	$136,205
Distributions reinvested	1,497	14,420	1,133	9,643
Repurchased	(22,056)	(214,714)	(33,309)	(284,648)

Net increase (decrease)	41,001	$384,213	(16,043)	($138,800)

Class 1 shares

Sold	8,417,768	$81,679,242	12,737,782	$107,770,765
Distributions reinvested	768,257	7,390,632	523,731	4,456,952
Repurchased	(1,113,521)	(10,688,784)	(358,387)	(3,060,727)

Net increase	8,072,504	$78,381,090	12,903,126	$109,166,990

Net increase	8,678,837	$84,361,230	13,225,926	$111,915,589

Lifecycle 2035 Portfolio
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,083,000	$10,505,301	682,001	$5,784,280
Distributions reinvested	17,912	172,676	11,496	97,951
Repurchased	(494,912)	(4,764,436)	(366,084)	(3,082,871)

Net increase	606,000	$5,913,541	327,413	$2,799,360

Class R1 shares

Sold	73,650	$702,436	115,678	$974,919
Distributions reinvested	1,932	18,603	1,208	10,295
Repurchased	(56,722)	(551,913)	(21,235)	(180,033)

Net increase	18,860	$169,126	95,651	$805,181

Class R3 shares

Sold	104,616	$1,034,125	103,934	$920,694
Distributions reinvested	2,062	19,883	1,046	8,911
Repurchased	(37,412)	(357,015)	(19,511)	(161,512)

Net increase	69,266	$696,993	85,469	$768,093

Class R4 shares

Sold	50,592	$490,145	64,666	$543,914
Distributions reinvested	1,408	13,598	234	2,000
Repurchased	(19,224)	(188,117)	(18,081)	(154,540)

Net increase	32,776	$315,626	46,819	$391,374

Class R5 shares

Sold	105,440	$989,972	21,746	$184,911
Distributions reinvested	2,003	19,347	767	6,551
Repurchased	(62,151)	(590,633)	(13,528)	(117,952)

Net increase	45,292	$418,686	8,985	$73,510

Class 1 shares

Sold	10,503,579	$101,850,456	15,642,153	$132,953,340
Distributions reinvested	1,020,307	9,856,170	718,013	6,131,834
Repurchased	(1,580,213)	(15,532,918)	(709,259)	(5,974,064)
Net increase	9,943,673	$96,173,708	15,650,907	$133,111,110

Net increase	10,715,867	$103,687,680	16,215,244	$137,948,628

56	Lifecycle Portfolios | Annual report

Lifecycle 2030 Portfolio
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,343,382	$13,064,490	1,039,354	$8,780,466
Distributions reinvested	30,161	288,034	19,967	169,321
Repurchased	(678,346)	(6,464,785)	(452,839)	(3,801,415)

Net increase	695,197	$6,887,739	606,482	$5,148,372

Class R1 shares

Sold	127,504	$1,237,042	138,227	$1,167,552
Distributions reinvested	2,689	25,602	2,364	19,999
Repurchased	(109,558)	(1,036,211)	(77,739)	(647,135)

Net increase	20,635	$226,433	62,852	$540,416

Class R3 shares

Sold	125,056	$1,222,516	144,501	$1,289,717
Distributions reinvested	3,003	28,621	1,244	10,528
Repurchased	(38,474)	(368,489)	(25,209)	(209,507)

Net increase	89,585	$882,648	120,536	$1,090,738

Class R4 shares

Sold	63,637	$621,435	24,351	$200,278
Distributions reinvested	276	2,629	125	1,052
Repurchased	(16,072)	(146,525)	(57,773)	(490,394)

Net increase (decrease)	47,841	$477,539	(33,297)	($289,064)

Class R5 shares

Sold	168,835	$1,594,059	18,700	$158,417
Distributions reinvested	4,023	38,299	2,112	17,844
Repurchased	(41,289)	(395,101)	(57,940)	(482,361)

Net increase (decrease)	131,569	$1,237,257	(37,128)	($306,100)

Class 1 shares

Sold	12,966,416	$124,741,431	20,763,933	$174,430,494
Distributions reinvested	1,408,297	13,392,900	960,006	8,112,052
Repurchased	(2,345,511)	(22,551,495)	(719,662)	(6,040,172)

Net increase	12,029,202	$115,582,836	21,004,277	$176,502,374

Net increase	13,014,029	$125,294,452	21,723,722	$182,686,736

Lifecycle 2025 Portfolio
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,528,260	$14,737,656	1,031,898	$8,786,408
Distributions reinvested	36,662	350,123	24,161	206,578
Repurchased	(540,062)	(5,190,788)	(499,056)	(4,254,465)

Net increase	1,024,860	$9,896,991	557,003	$4,738,521

Class R1 shares

Sold	95,284	$916,581	121,272	$1,013,931
Distributions reinvested	2,922	27,817	2,426	20,696
Repurchased	(73,230)	(690,740)	(61,427)	(514,339)

Net increase	24,976	$253,658	62,271	$520,288

Class R3 shares

Sold	165,875	$1,615,642	153,167	$1,372,116
Distributions reinvested	4,367	41,572	1,861	15,873
Repurchased	(72,908)	(684,266)	(96,177)	(806,005)

Net increase	97,334	$972,948	58,851	$581,984

Class R4 shares

Sold	43,662	$424,596	74,305	$623,508
Distributions reinvested	1,783	16,974	599	5,107
Repurchased	(11,895)	(116,650)	(28,067)	(240,673)

Net increase	33,550	$324,920	46,837	$387,942

Annual report | Lifecycle Portfolios	57

Lifecycle 2025 Portfolio continued
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class R5 shares

Sold	338,943	$3,193,519	65,484	$562,114
Distributions reinvested	7,901	75,137	1,621	13,808
Repurchased	(86,579)	(827,427)	(9,738)	(84,129)

Net increase	260,265	$2,441,229	57,367	$491,793

Class 1 shares

Sold	14,208,730	$137,182,486	21,764,113	$185,303,827
Distributions reinvested	1,879,767	17,876,588	1,302,324	11,095,804
Repurchased	(2,921,106)	(27,708,237)	(1,253,189)	(10,651,589)

Net increase	13,167,391	$127,350,837	21,813,248	$185,748,042

Net increase	14,608,376	$141,240,583	22,595,577	$192,468,570

Lifecycle 2020 Portfolio
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,466,313	$14,354,145	1,106,502	$9,631,140
Distributions reinvested	55,990	536,383	36,016	313,343
Repurchased	(599,434)	(5,817,025)	(591,138)	(5,166,543)

Net increase	922,869	$9,073,503	551,380	$4,777,940

Class R1 shares

Sold	123,245	$1,205,573	149,086	$1,297,068
Distributions reinvested	4,330	41,438	4,412	38,336
Repurchased	(99,947)	(966,546)	(143,206)	(1,235,213)

Net increase	27,628	$280,465	10,292	$100,191

Class R3 shares

Sold	168,047	$1,640,490	242,749	$2,189,044
Distributions reinvested	8,055	77,082	2,315	20,120
Repurchased	(97,747)	(956,402)	(25,340)	(222,329)

Net increase	78,355	$761,170	219,724	$1,986,835

Class R4 shares

Sold	35,973	$354,468	15,427	$131,350
Distributions reinvested	450	4,300	218	1,886
Repurchased	(4,508)	(43,090)	(29,567)	(257,564)

Net increase (decrease)	31,915	$315,678	(13,922)	($124,328)

Class R5 shares

Sold	358,396	$3,453,920	19,493	$170,180
Distributions reinvested	9,131	87,380	2,468	21,424
Repurchased	(114,979)	(1,114,770)	(37,846)	(323,919)

Net increase (decrease)	252,548	$2,426,530	(15,885)	($132,315)

Class 1 shares

Sold	12,683,319	$122,914,907	21,928,840	$190,462,834
Distributions reinvested	2,200,393	21,035,765	1,447,738	12,566,363
Repurchased	(5,192,514)	(50,358,295)	(1,489,992)	(12,916,399)

Net increase	9,691,198	$93,592,377	21,886,586	$190,112,798

Net increase	11,004,513	$106,449,723	22,638,175	$196,721,121

58	Lifecycle Portfolios | Annual report

Lifecycle 2015 Portfolio
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,532,470	$14,920,701	982,395	$8,620,078
Distributions reinvested	48,942	463,976	32,236	280,452
Repurchased	(667,084)	(6,408,304)	(536,500)	(4,704,780)

Net increase	914,328	$8,976,373	478,131	$4,195,750

Class R1 shares

Sold	97,553	$946,495	73,160	$637,498
Distributions reinvested	3,848	36,442	2,544	22,131
Repurchased	(75,325)	(738,582)	(22,528)	(200,099)

Net increase	26,076	$244,355	53,176	$459,530

Class R3 shares

Sold	186,520	$1,780,327	152,720	$1,340,981
Distributions reinvested	6,702	63,470	3,928	34,136
Repurchased	(84,733)	(817,575)	(44,318)	(392,219)

Net increase	108,489	$1,026,222	112,330	$982,898

Class R4 shares

Sold	12,066	$117,400	10,366	$88,218
Distributions reinvested	241	2,280	117	1,014
Repurchased	(2,897)	(27,066)	(46,506)	(408,668)

Net increase (decrease)	9,410	$92,614	(36,023)	($319,436)

Class R5 shares

Sold	157,201	$1,501,810	41,145	$358,609
Distributions reinvested	3,887	36,808	601	5,222
Repurchased	(36,800)	(355,605)	(22,979)	(195,788)

Net increase	124,288	$1,183,013	18,767	$168,043

Class 1 shares

Sold	8,785,379	$84,580,324	14,323,995	$125,315,257
Distributions reinvested	1,741,426	16,473,894	1,259,384	10,944,047
Repurchased	(4,451,172)	(42,997,625)	(2,179,027)	(19,137,884)

Net increase	6,075,633	$58,056,593	13,404,352	$117,121,420

Net increase	7,258,224	$69,579,170	14,030,733	$122,608,205

Lifecycle 2010 Portfolio
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,208,882	$11,860,002	750,166	$6,743,177
Distributions reinvested	36,740	352,702	17,738	158,050
Repurchased	(529,927)	(5,192,641)	(378,130)	(3,410,476)

Net increase	715,695	$7,020,063	389,774	$3,490,751

Class R1 shares

Sold	27,366	$268,382	38,909	$339,193
Distributions reinvested	1,012	9,693	1,166	10,364
Repurchased	(39,019)	(379,050)	(28,389)	(259,365)

Net increase (decrease)	(10,641)	($100,975)	11,686	$90,192

Class R3 shares

Sold	90,085	$887,869	61,960	$554,425
Distributions reinvested	5,431	52,080	2,666	23,726
Repurchased	(26,642)	(262,105)	(54,421)	(474,078)

Net increase	68,874	$677,844	10,205	$104,073

Annual report | Lifecycle Portfolios	59

Lifecycle 2010 Portfolio continued
		Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class R4 shares

Sold	33,231	$332,470	1,389	$11,991
Distributions reinvested	281	2,696	186	1,655
Repurchased	(5,207)	(49,306)	(7,488)	(67,079)

Net increase (decrease)	28,305	$285,860	(5,913)	($53,433)

Class R5 shares

Sold	481,852	$4,653,366	14,502	$130,065
Distributions reinvested	7,599	72,798	613	5,447
Repurchased	(239,303)	(2,308,604)	(10,749)	(96,077)

Net increase	250,148	$2,417,560	4,366	$39,435

Class 1 shares

Sold	5,062,972	$49,216,235	40,808,353	$364,072,860
Distributions reinvested	1,841,210	17,657,201	1,280,813	11,386,428
Repurchased	(12,680,313)	(124,352,863)	(10,356,889)	(93,117,543)

Net increase (decrease)	(5,776,131)	($57,479,427)	31,732,277	$282,341,745

Net increase (decrease)	(4,723,750)	($47,179,075)	32,142,395	$286,012,763

Note 6 – Purchase and sale of securities

The following summarizes the purchases and sales of the affiliated underlying funds for the year ended August 31, 2011:

Portfolio	Purchases	Sales
Lifecycle 2045	$172,404,123	$69,954,119
Lifecycle 2040	157,184,678	70,243,647
Lifecycle 2035	202,690,050	95,597,661
Lifecycle 2030	268,477,186	138,661,289
Lifecycle 2025	327,196,239	180,561,758
Lifecycle 2020	309,959,331	198,421,848
Lifecycle 2015	236,030,879	162,943,694
Lifecycle 2010	210,027,754	255,082,403

Note 7 – Investment in affiliated underlying funds

The Portfolios invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the year ended August 31, 2011, the following Portfolios held 5% or more of an affiliated underlying fund’s net assets:

		Percent of Underlying
Portfolio	Affiliated Series NAV	Fund’s Net Assets

Lifecycle 2045	John Hancock Funds II International Equity Index	6.98%
	John Hancock Funds II Mid Cap Growth Index	6.51%
	John Hancock Funds II Mid Cap Value Index	7.01%
	John Hancock Funds II Small Cap Index	6.47%
Lifecycle 2040	John Hancock Funds II International Equity Index	6.83%
	John Hancock Funds II Mid Cap Growth Index	6.33%
	John Hancock Funds II Mid Cap Value Index	6.83%
	John Hancock Funds II Small Cap Index	6.29%
Lifecycle 2035	John Hancock Funds II Index 500	6.26%
	John Hancock Funds II International Equity Index	8.90%
	John Hancock Funds II Mid Cap Growth Index	8.35%
	John Hancock Funds II Mid Cap Value Index	8.97%
	John Hancock Funds II Small Cap Index	8.30%
Lifecycle 2030	John Hancock Funds II Index 500	7.76%
	John Hancock Funds II International Equity Index	11.05%
	John Hancock Funds II Mid Cap Growth Index	9.99%
	John Hancock Funds II Mid Cap Value Index	10.77%
	John Hancock Funds II Small Cap Index	10.35%

60	Lifecycle Portfolios | Annual report

		Percent of Underlying
Portfolio	Affiliated Series NAV	Fund’s Net Assets

Lifecycle 2025	John Hancock Funds II Index 500	11.61%
	John Hancock Funds II International Equity Index	10.93%
	John Hancock Funds II Mid Cap Growth Index	10.20%
	John Hancock Funds II Mid Cap Value Index	8.82%
	John Hancock Funds II Small Cap Index	8.35%
Lifecycle 2020	John Hancock Funds II Index 500	7.06%
	John Hancock Funds II International Equity Index	9.43%
	John Hancock Funds II Mid Cap Growth Index	8.26%
	John Hancock Funds II Mid Cap Value Index	8.82%
	John Hancock Funds II Small Cap Index	11.28%
Lifecycle 2015	John Hancock Funds II International Equity Index	8.18%
	John Hancock Funds II Small Cap Index	5.20%
Lifecycle 2010	John Hancock Funds II International Equity Index	6.07%
	John Hancock Funds II Small Cap Index	6.56%

Annual report | Lifecycle Portfolios	61

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios identified in Note 5 which are part of John Hancock Funds II (the “Trust”) at August 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2011

62	Lifecycle Portfolios | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended August 31, 2011.

Dividend Received Deduction With respect to the ordinary dividends paid by the Portfolios for the fiscal year ended August 31, 2011, the Portfolios designated the maximum amount allowable for the corporate dividends-received deduction.

Qualified Dividend Income The Portfolios hereby designates the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for the calendar year 2011.

Annual report | Lifecycle Portfolios	63

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements (the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report.

At in-person meetings on May 26–27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a “Subadviser,” and collectively, the “Subadvisers”) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1) the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

(2) the investment performance of the Funds and their Subadvisers;

(3) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

(4) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5) comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26–27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

64	Lifecycle Portfolios | Annual report

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

(3) (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and

Annual report | Lifecycle Portfolios	65

approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

(4) (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

(5) — reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

66	Lifecycle Portfolios | Annual report

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also compared the subadvisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Annual report | Lifecycle Portfolios	67

In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisers for the Funds of Funds and concluded that the subadvisory fees to be paid to the Subadvisers with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Appendix A

Performance of Trust
Portfolio (Subadviser)	as of March 31, 2011	Fees and Expenses	Other Comments

JHF II Lifecycle 2010	Benchmark Index — The	Subadvisory fees: Limited	The Board took into account
	Fund modestly outper-	peer group.	management’s discussion of
(John Hancock Asset	formed for the one-year		the Fund’s expenses, includ-
Management)	period and modestly	Net management fees for	ing the advisory/subadvisory
	outperformed for the	this Fund are higher than	fee structure and the
	three-year period.	the peer group median.	peer group.

	Morningstar Category —	Total expenses for this Fund	The Board noted the
	The Fund modestly	are slightly higher than the	Fund’s favorable overall
	outperformed for the	peer group median.	performance.
one-year period and
outperformed for the
three-year period.

JHF II Lifecycle 2015	Benchmark Index — The	Subadvisory fees: Limited	The Board also took into
	Fund modestly outper-	peer group	account management’s
(John Hancock Asset	formed for the one-year		discussion of the Fund’s
Management)	period and modestly	Net management fees for	expenses, including the
	outperformed for the	this Fund are higher than	advisory/subadvisory fee
	three-year period.	the peer group median.	structure and the peer group.

	Morningstar Category —	Total expenses for this Fund
	The Fund modestly	are slightly higher than the
	outperformed for the one-	peer group median.
year period and slightly
outperformed for the
three-year period.

JHF II Lifecycle 2020	Benchmark Index — The	Subadvisory fees for this	The Board also took into
	Fund slightly outperformed	Fund are lower than the	account management’s
(John Hancock Asset	for the one-year period and	peer group median.	discussion of the Fund’s
Management)	outperformed for the		expenses, including the
	three-year period.	Net management fees for	advisory/subadvisory fee
		this Fund are higher than	structure and the peer group.
	Morningstar Category —	the peer group median.
	The Fund modestly		The Board noted the
	outperformed for the	Total expenses for this Fund	Fund’s favorable overall
	one-year period and	are slightly higher than the	performance.
	outperformed for the	peer group median.
three-year period.

68	Lifecycle Portfolios | Annual report

Performance of Trust
Portfolio (Subadviser)	as of March 31, 2011	Fees and Expenses	Other Comments

JHF II Lifecycle 2025	Benchmark Index — The	Subadvisory fees: Limited	The Board also took into
	Fund slightly outperformed	peer group	account management’s
(John Hancock Asset	for the one-year period and		discussion of the Fund’s
Management)	outperformed for the	Net management fees for	expenses, including the
	three-year period.	this Fund are higher than	advisory/subadvisory fee
		the peer group median.	structure and the peer group.
Morningstar Category —
	The Fund modestly	Total expenses for this Fund	The Board noted the
	outperformed for the	are slightly higher than the	Fund’s favorable overall
	one-year period and	peer group median.	performance.
outperformed for the
three-year period.

JHF II Lifecycle 2030	Benchmark Index — The	Subadvisory fees for this	The Board also took into
	Fund slightly outperformed	Fund are lower than the	account management’s
(John Hancock Asset	for the one-year period and	peer group median.	discussion of the Fund’s
Management)	outperformed for the		expenses, including the
	three-year period.	Net management fees for	advisory/subadvisory fee
		this Fund are higher than	structure and the peer group.
	Morningstar Category —	the peer group median.
	The Fund modestly		The Board noted the
	outperformed for the	Total expenses for this Fund	Fund’s favorable overall
	one-year period and	are slightly higher than the	performance.
	outperformed for the	peer group median.
three-year period.

JHF II Lifecycle 2035	Benchmark Index — The	Subadvisory fees: Limited	The Board also took into
	Fund slightly outperformed	peer group	account management’s
(John Hancock Asset	for the one-year period and		discussion of the Fund’s
Management)	outperformed for the	Net management fees for	expenses, including the
	three-year period.	this Fund are higher than	advisory/subadvisory fee
		the peer group median.	structure and the peer group.
Morningstar Category —
	The Fund modestly	Total expenses for this Fund	The Board noted the
	outperformed for the	are slightly higher than the	Fund’s favorable overall
	one-year period and	peer group median.	performance.
outperformed for the
three-year period.

JHF II Lifecycle 2040	Benchmark Index — The	Subadvisory fees for this	The Board also took into
	Fund slightly outperformed	Fund are lower than the	account management’s
(John Hancock Asset	for the one-year period and	peer group median.	discussion of the Fund’s
Management)	outperformed for the		expenses, including the
	three-year period.	Net management fees for	advisory/subadvisory fee
		this Fund are higher than	structure and the peer group.
	Morningstar Category —	the peer group median.
	The Fund modestly		The Board noted the
	outperformed for the	Total expenses for this Fund	Fund’s favorable overall
	one-year period and	are slightly higher than the	performance.
	outperformed for the	peer group median.
three-year period.

JHF II Lifecycle 2045	Benchmark Index — The	Subadvisory fees: Limited	The Board also took into
	Fund slightly outperformed	peer group	account management’s
(John Hancock Asset	for the one-year period and		discussion of the Fund’s
Management)	modestly outperformed for	Net management fees for	expenses, including the
	the three-year period.	this Fund are higher than	advisory/subadvisory fee
		the peer group median.	structure and the peer group.
Morningstar Category —
	The Fund slightly	Total expenses for this Fund	The Board noted the
	outperformed for the	are modestly higher than the	Fund’s favorable overall
	one-year period and	peer group median.	performance.
outperformed for the
three-year period.

Annual report | Lifecycle Portfolios	69

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

		Number of
Name, Year of Birth	Trustee of	John Hancock
Position(s) held with Fund	the Trust	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable
Insurance Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of
John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public
Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational
Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA
Capital Corporation (2004–2010). Trustee of John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II
(since 2008).

Theron S. Hoffman, Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd
Organization (since 2003); President, Westport Resources Management (2006–2008);
Partner/Operating Head & Senior Managing Director, Putnam Investments (2000–2003);
Executive Vice President, Thomson Corp. (1997–2000) (financial information publishing).
Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock
Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management,
Boston College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005),
John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman,
Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent
Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial
(since 1996); Investor Financial Services Corporation (1995–2007); and Connecticut River
Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds
(1988–2008); Virtus Funds (since 2008); and Emerson Investment Management (since
2000). Chairman of the Boards of John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004), John
Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

70	Lifecycle Portfolios | Annual report

Independent Trustees (continued)

Number of
Name, Year of Birth	Trustee of	John Hancock
Position(s) held with Fund	the Trust	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1]	by Trustee

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation,
Federal Reserve System (2005–2008); Partner, KPMG (1987–2004). Trustee of John
Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since
September 2008).

Non-Independent Trustees[2]

Number of
Name, Year of Birth	Trustee of	John Hancock
Position(s) held with Fund	the Trust	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds,
LLC, and John Hancock Investment Management Services, LLC (2005–2010); Trustee,
John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009);
Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010);
Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel,
MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds
and MassMutual Premier Funds (2004–2006).

Annual report | Lifecycle Portfolios	71

Principal officers who are not Trustees (continued)
Officer
Name, Year of Birth	of the
Position(s) held with Fund	Trust
Principal occupation(s) and other directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and
Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management
(US) LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–2010);
Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since 2009);
Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and
Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and
John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds
(until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

72	Lifecycle Portfolios | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Charles L. Bardelis*	Subadvisers
Peter S. Burgess*	John Hancock Asset Management
Grace K. Fey
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC
Steven M. Roberts*
Custodian
Officers	State Street Bank and Trust Company
Hugh McHaffie
President	Transfer agent
John Hancock Signature Services, Inc.
Thomas M. Kinzler
Secretary and Chief Legal Officer	Legal counsel
K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer
The report is certified under the Sarbanes-Oxley Act, which
Michael J. Leary	requires mutual funds and other public companies to affirm
Treasurer	that, to the best of their knowledge, the information in
their financial reports is fairly and accurately stated in all
Charles A. Rizzo	material respects.
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelvemonth period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Lifecycle Portfolios	73

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Lifecycle Portfolios.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	LC00A 8/11
10/11

John Hancock
MUTUAL FUNDS

John Hancock
Alternative Asset Allocation Fund

Annual Report
8.31.11

A look at performance

Total returns for the period ended August 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A2	2.75	—	—	15.75	2.75	—	—	47.69

Class C2,3	7.26	—	—	16.99	7.26	—	—	51.94

Class I2,3,4	8.27	—	—	17.75	8.27	—	—	54.58

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A and Class I and until 12-31-12 for Class C. Had the fee waivers and expense limitations not been in place gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the Fund invests. The expense ratios are as follows:

	Class A	Class C	Class I
Net (%)	1.73	2.40	1.25
Gross (%)	6.12	2.66	5.64

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

6 Alternative Asset Allocation Fund | Annual report

			With
		Without	maximum
	Start date	sales charge	sales charge	Index 1	Index 2	Index 3[6]

Class C2,3,7	1-2-09	$15,194	$15,194	$14,174	$11,949	$13,295

Class I [2,3,4]	1-2-09	15,458	15,458	14,174	11,949	13,295

MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issue.

55% MSCI World Index/45% Barclays Capital U.S. Aggregate Bond Index is comprised of 55% MSCI World Index and 45% Barclays Capital U.S. Aggregate Bond Index.

The fund has added the returns of separate indexes to show the individual returns of broad-based securities market indexes.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or foreign currency impact, which would have resulted in different values if they did.

1 From 1-2-09.

2 Performance information prior to 12-20-10 reflects an allocation to a different mix of underlying funds, and would have been different if the Fund’s investments had been allocated to its current mix of underlying funds.

3 1-2-09 is the inception date for the oldest class of shares, Class A shares. The inception date for Class I shares is 12-31-10 and the inception date for Class C shares is 6-14-11. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I shares and Class C shares, respectively.

4 For certain types of investors, as described in the Fund’s Class I share prospectus.

5 NAV represents net asset value and POP represents public offering price.

6 Since inception returns for the Index may begin on the month-end closest to the actual inception date of the Fund.

7 No contingent deferred sales charge is applicable.

Annual report | Alternative Asset Allocation Fund 7

Management’s discussion of

Fund performance

By John Hancock Asset Management1

In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but the impressive return masked increasing volatility in the second half that, by summer, reached levels reminiscent of the 2008 financial crisis. The MSCI Emerging Markets Index managed to increase 9.40% for the 12-month period, despite falling 4.89% in the second half. For the 12 months ended August 31, 2011, John Hancock Alternative Asset Allocation Fund’s Class A shares posted a total return of 8.16% at net asset value.2 In comparison, the MSCI World Index returned 15.06%, the Barclays Capital U.S. Aggregate Bond Index returned 4.62%, and a blended index of 55% MSCI World Index/45% Barclays Capital U.S. Aggregate Bond Index — returned 10.62% over the same period. At the same time, the Morningstar, Inc. multi-alternative fund category average returned 5.39%. In terms of contributors to performance relative to the index, exposure to commodities through the Powershares DB Commodity Index Tracking Fund was a plus. It benefited from the rise in several underlying commodities. Negatively impacting performance was exposure to Currency Strategies Fund (First Quadrant). This fund tends to be uncorrelated to both equity and fixed income, but during the period it actually underperformed both asset classes — the result primarily of short positions (unfavored view) on the Swiss franc and Australian dollar.

The Fund made some changes during the period. Within the alternative alpha group we added two funds: Turner Spectrum Fund (Turner) and Technical Opportunities Fund (Wellington). Within the alternative beta group we added Gold ETF (Powershares DB). Under the pure alpha designation, we added a stake in Currency Strategies Fund (First Quadrant).

This commentary reflects the views of the portfolio managers team through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

1 Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

2 Performance information prior to 12-20-10 reflects an allocation to a different mix of underlying funds and would have been different if the Fund’s investments had been allocated to its current mix of underlying funds.

8 Alternative Asset Allocation Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2011 with the same investment held until August 31, 2011.

	Account value	Ending value	Expenses paid during
	on 3-1-11	on 8-31-11	period ended 8-31-11[1]

Class A	$1,000.00	$952.40	$3.10

Class I	1,000.00	954.50	1.48

For the class noted below, the example assumes an account value of $1,000 on June 14, 2011, with the same investment held until August 31, 2011.

	Account value	Ending value	Expenses paid during
	on 6-14-11	on 8-31-11	period ended 8-31-11[2]

Class C	$1,000.00	$967.59	$2.70

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Alternative Asset Allocation Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2011, with the same investment held until August 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 3-1-11	on 8-31-11	period ended 8-31-11[3]

Class A	$1,000.00	$1,022.00	$3.21

Class C	1,000.00	1,018.80	6.46

Class I	1,000.00	1,023.70	1.53

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.63% and 0.30% for Class A and Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Expenses are equal to the Fund’s annualized expense ratio of 1.27% for Class C shares, multiplied by the average account value over the period, multiplied by 79/365 (to reflect the period).

3 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 Alternative Asset Allocation Fund | Annual report

Portfolio summary

Asset Allocation [1]

Affiliated Underlying Funds	85%	Unaffiliated Underlying Funds	13%

Fixed Income	41%	Equity	13%

Currency	24%	Other Assets & Liabilities	2%

Equity	20%

1 As a percentage of net assets on 8-31-11.

Annual report | Alternative Asset Allocation Fund 11

Fund’s investments

Investment companies

Underlying Funds’ Subadvisers

Deutsche Investment Management Americas Inc.	(Deutsche)
Dimensional Fund Advisors, Inc.	(DFA)
First Quadrant, L.P.	(First Quadrant)
John Hancock Asset Management	(John Hancock)
Pacific Investment Management Company LLC	(PIMCO)
Stone Harbor Investment Partners	(Stone Harbor)
Wellington Management Company, LLP	(Wellington)

As of 8-31-11
	Shares	Value
Affiliated Investment Companies 84.98%		$31,067,996

(Cost $32,442,246)

EQUITY 19.81%

John Hancock Funds II (G)		7,242,106

Emerging Markets, Class NAV (DFA)	135,503	$1,447,168

Global Real Estate, Class NAV (Deutsche)	146,729	1,079,929

Natural Resources, Class NAV (Wellington)	39,443	836,584

Technical Opportunities, Class NAV (Wellington) (I)	380,238	3,878,425

FIXED INCOME 40.67%

John Hancock Funds II (G)		14,868,789

Global High Yield, Class NAV (Stone Harbor)	346,503	3,582,841

Multi Sector Bond, Class NAV (Stone Harbor)	479,845	4,836,835

Real Return Bond, Class NAV (PIMCO)	193,219	2,507,988

Strategic Income Opportunities, Class NAV (John Hancock1) (A)	366,958	3,941,125

CURRENCY 24.50%

John Hancock Funds II (G)		8,957,101

Currency Strategies, Class NAV (First Quadrant) (I)	1,021,334	8,957,101

12 Alternative Asset Allocation Fund | Annual report	See notes to financial statements

	Shares	Value
Unaffiliated Investment Companies 12.98%		$4,744,406

(Cost $4,652,982)

EQUITY 12.98%		4,744,406

PowerShares DB Agriculture Fund (I)	10,160	346,558

PowerShares DB Commodity Index Tracking Fund (I)	35,050	1,057,108

PowerShares DB Gold Fund (I)	24,265	1,549,320

Turner Spectrum Fund Institutional Class (I)	154,566	1,791,420

Total investments (Cost $37,095,228)† 97.96%		$35,812,402

Other assets and liabilities, net 2.04%		745,245

Total net assets 100.00%		$36,557,647

Percentages are based upon net assets.

(A) The subadviser is an affiliate of the adviser.

(G) The underlying fund’s subadviser is shown parenthetically.

(I) Non-income producing.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

† At 8-31-11, the aggregate cost of investment securities for federal income tax purposes was $37,631,598. Net unrealized depreciation aggregated $1,819,196, of which $198,729 related to appreciated investment securities and $2,017,925 related to depreciated investment securities.

See notes to financial statements	Annual report | Alternative Asset Allocation Fund 13

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $4,652,982) (Note 2)	$4,744,406
Investments in affiliated funds, at value (Cost $32,442,246) (Note 7)	31,067,996

Total investments, at value (Cost $37,095,228)	35,812,402
Cash	35,341
Receivable for investments sold	321,080
Receivable for fund shares sold	1,248,535
Dividends receivable	49,941
Receivable due from adviser	38,957
Other receivables and prepaid expenses	14,337

Total assets	37,520,593

Liabilities

Payable for investments purchased	899,907
Payable for fund shares repurchased	5,927
Payable to affiliates
Accounting and legal services fees	453
Transfer agent fees	4,732
Other liabilities and accrued expenses	51,927

Total liabilities	962,946

Net assets

Capital paid-in	$37,736,337
Undistributed net investment income	156,827
Accumulated net realized loss on investments	(52,691)
Net unrealized appreciation (depreciation) on investments	(1,282,826)

Net assets	$36,557,647

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($31,172,527 ÷ 2,222,701 shares)	$14.02
Class C ($1,890,224 ÷ 134,770 shares)[1]	$14.03
Class I ($3,494,896 ÷ 248,613 shares)	$14.06

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$14.76

1 Redemption price is equal to net asset value less any contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

14 Alternative Asset Allocation Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 8-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Income distributions received from affiliated funds	$242,585

Total investment income	242,585

Expenses

Investment management fees (Note 4)	21,266
Distribution and service fees (Note 4)	33,611
Accounting and legal services fees (Note 4)	1,327
Transfer agent fees (Note 4)	19,114
Trustees’ fees (Note 4)	60
State registration fees (Note 4)	1,580
Printing and postage (Note 4)	3,232
Professional fees	67,561
Custodian fees	12,023
Registration and filing fees	32,837
Other	4,159

Total expenses before reductions and amounts recaptured	196,770
Net expense reductions and amounts recaptured (Note 4)	(124,493)

Total expenses	72,277

Net investment income	170,308

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	46,325
Investments in affiliated funds	(86,284)
Capital gain distributions received from affiliated funds	14,562
(25,397)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	88,829
Investments in affiliated funds	(1,700,422)
(1,611,593)
Net realized and unrealized loss	(1,636,990)

Decrease in net assets from operations	($1,466,682)

See notes to financial statements	Annual report | Alternative Asset Allocation Fund 15

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	8-31-11	8-31-10
Increase (decrease) in net assets

From operations
Net investment income	$170,308	$45,455
Net realized gain (loss)	(25,397)	48,894
Change in net unrealized appreciation (depreciation)	(1,611,593)	61,092

Increase (decrease) in net assets resulting from operations	(1,466,682)	155,441

Distributions to shareholders
From net investment income
Class A	(20,910)	(47,301)
From net realized gain
Class A	(65,750)	(16,354)

Total distributions	(86,660)	(63,655)

From Fund share transactions (Note 5)	36,674,000	63,655

Total increase	35,120,658	155,441

Net assets

Beginning of year	1,436,989	1,281,548

End of year	$36,557,647	$1,436,989

Undistributed net investment income	$156,827	$8,308

16 Alternative Asset Allocation Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	8-31-11	8-31-10	8-31-09[1]

Per share operating performance

Net asset value, beginning of period	$13.72	$12.82	$10.00
Net investment income[2,3]	0.21	0.44	0.10
Net realized and unrealized gain on investments	0.92	1.10	2.72
Total from investment operations	1.13	1.54	2.82
Less distributions
From net investment income	(0.20)	(0.47)	—
From net realized gain	(0.63)	(0.17)	—
Total distributions	(0.83)	(0.64)	—
Net asset value, end of period	$14.02	$13.72	$12.82
Total return (%)[4,5]	8.16	12.12	28.20[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$31	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured[7]	1.68	5.03	6.78[8]
Expenses including reductions and amounts recaptured[7]	0.63	0.71	0.55[8]
Net investment income[3]	1.44	3.25	1.33[8]
Portfolio turnover (%)	90	9	1

1 The inception date for Class A shares is 1-2-09.
2 Based on the average daily shares outstanding.
3 Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Does not reflect the effect of sales charges, if any.
6 Not annualized.
7 Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was as follows: 0.74% to 1.37% for 8-31-11, 0.70% to 1.17% for 8-31-10 and 0.71% to 1.18% for 8-31-09.
8 Annualized.

See notes to financial statements	Annual report | Alternative Asset Allocation Fund 17

CLASS C SHARES Period ended	8-31-11[1]

Per share operating performance

Net asset value, beginning of period	$14.50
Net investment income[2,3]	0.02
Net realized and unrealized loss on investments	(0.49)
Total from investment operations	(0.47)
Net asset value, end of period	$14.03
Total return (%)[4]	(3.24)[5,6]

Ratios and supplemental data

Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured[8]	3.03[7]
Expenses including reductions and amounts recaptured[8]	1.27[7]
Net investment income[3]	0.58[7]
Portfolio turnover (%)	90[9]

1 The inception date for Class C shares is 6-14-11.
2 Based on the average daily shares outstanding.
3 Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Annualized.
8 Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was as follows: 0.74% to 1.37% for 8-31-11.
9 Portfolio turnover is shown for the period from 9-1-10 to 8-31-11.

CLASS I SHARES Period ended	8-31-11[1]

Per share operating performance

Net asset value, beginning of period	$14.21
Net investment income[2,3]	0.16
Net realized and unrealized loss on investments	(0.31)
Total from investment operations	(0.15)
Net asset value, end of period	$14.06
Total return (%)	(1.06)[4,5]

Ratios and supplemental data

Net assets, end of period (in millions)	$3
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured[6]	1.42[7]
Expenses including reductions and amounts recaptured[6]	0.30[7]
Net investment income[3]	1.74[7]
Portfolio turnover (%)	90[8]

1 The inception date for Class I shares is 12-31-10.
2 Based on the average daily shares outstanding.
3 Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
4 Not annualized.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was as follows: 0.74% to 1.37% for 8-31-11.
7 Annualized.
8 Portfolio turnover is shown for the period from 9-1-10 to 8-31-11.

18 Alternative Asset Allocation Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Alternative Asset Allocation Fund (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long term growth of capital.

The Fund operates as a “fund of funds”, investing in Class NAV shares of affiliated underlying funds of the Trust, the John Hancock Funds complex and other permitted investments, including other unaffiliated funds.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are open to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

The accounting policies of the underlying funds of the Fund are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 and jhfunds.com, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities including registered investment companies. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended August 31, 2011, there were no significant transfers in or out of Level 1 assets.

Annual report | Alternative Asset Allocation Fund 19

In order to value the securities, the Fund uses the following valuation techniques. Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund or portfolio on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended August 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

20 Alternative Asset Allocation Fund | Annual report

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended August 31, 2011 and August 31, 2010 was as follows:

	AUGUST 31, 2011	AUGUST 31, 2010

Ordinary Income	$37,456	$63,655
Long-Term Capital Gain	$49,204	—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of August 31, 2011, the components of distributable earnings on a tax basis included $183,905 of undistributed ordinary income and $456,601 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and characterization of distributions.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser. The management fee has two components: (a) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III)

Annual report | Alternative Asset Allocation Fund 21

(affiliated funds); and (b) a fee on assets invested in investments other than a fund of the Trust or JHF III (other assets). The fee on affiliated fund assets is 0.15% on an annual basis of the current value of the net assets of the Fund (together with the assets of any other applicable fund identified in the advisory agreement) (aggregate net assets). The fee on other assets is 0.60% on an annual basis of aggregate net assets. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management, (U.S.) LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended August 31, 2011 were equivalent to an annual effective rate of 0.18% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse the Fund for certain Fund expenses that exceed 0.04% of the Fund’s average net assets. Expenses excluded from this waiver include taxes, advisory fees, transfer agent and service fees, Rule 12b-1 fees, brokerage commissions, interest, blue sky fees, printing and postage, acquired fund fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation agreements expire on May 31, 2012 unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time. In addition, the Adviser has contractually agreed to waive the management fees by 0.10% of the Fund’s average net assets. The current expense limitation agreements expire on June 30, 2012 unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Effective January 1, 2011 for Class A and Class I shares and June 14, 2011 for Class C shares, the Adviser has contractually agreed to waive fees and/or reimburse certain class specific expenses, excluding fund level and advisory fees, acquired fund fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business for Class A, Class C and Class I shares, to the extent that the above expenses for each class exceed 0.66%, 1.36% and 0.20%, respectively, of the average daily net assets attributable to the respective class. This expense fee waiver and/or reimbursement will continue in effect until December 31, 2011 for Class A and Class I and December 31, 2012 for Class C, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Accordingly, the expense reductions amounted to $111,621, $2,814 and $10,058 for Class A, Class C and Class I, respectively, for the year ended August 31, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended August 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	AMOUNTS RECOVERED
FOR RECOVERY THROUGH	FOR RECOVERY THROUGH	FOR RECOVERY THROUGH	DURING YEAR ENDED
AUGUST 1, 2012	AUGUST 1, 2013	AUGUST 1, 2014	AUGUST 31, 2011

$44,590	$60,119	$113,273	––

22 Alternative Asset Allocation Fund | Annual report

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to an annual rate of 0.30% and 1.00% of average daily net assets for Class A and Class C shares, respectively, for distribution and service fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $233,874 for the year ended August 31, 2011. Of this amount, $38,228 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $195,646 was paid as sales commissions to broker-dealers.

Class C shares are subject to contingent deferred sales charges (CDSCs). Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2011, the Fund did not pay any CDSCs to the Distributor for Class C shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receive in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$32,066	$18,200	$1,001	$2,882
C	1,545	263	—	11
I	—	651	579	339
Total	$33,611	$19,114	$1,580	$3,232

Annual report | Alternative Asset Allocation Fund	23

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended August 31, 2011, and August 31, 2010, were as follows:

	Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,699,120	$39,349,675	—	—
Distributions reinvested	6,124	86,660	4,761	$63,655
Repurchased	(587,304)	(8,285,222)	—	—
Net increase	2,117,940	$31,151,113	4,761	$63,655

Class C shares[1]

Sold	135,962	$1,942,780	—	—
Repurchased	(1,192)	(17,262)	—	—
Net increase	134,770	$1,925,518	—	—

Class I shares[2]

Sold	281,610	$4,070,928	—	—
Repurchased	(32,997)	(473,559)	—	—
Net increase	248,613	$3,597,369	—	—

Net increase	2,501,323	$36,674,000	4,761	$63,655

1 Period from 6-14-11 (inception date) to 8-31-11.

2 Period from 12-31-10 (inception date) to 8-31-11.

Affiliates of the Fund owned 1% of shares of beneficial interest of Class C on August 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $47,208,081 and $11,133,207, respectively, for the year ended August 31, 2011.

Note 7 — Investment in affiliated underlying funds

The Fund invests primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Fund’s investments may represent a significant portion of each underlying Fund’s net assets. At August 31, 2011, the Fund did not hold 5% or more of an underlying fund’s net assets.

24 Alternative Asset Allocation Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Alternative Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Alternative Asset Allocation Fund (the “Fund”) at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the transfer agents, custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2011

Annual report | Alternative Asset Allocation Fund 25

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended August 31, 2011.

The Fund designates distributions to shareholders of $49,204 as a long-term capital gain dividend for the fiscal year ended August 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended August 31, 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

26 Alternative Asset Allocation Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements (the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this annual report.

At in-person meetings on May 26–27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial

Annual report | Alternative Asset Allocation Fund 27

products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26–27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

28 Alternative Asset Allocation Fund | Annual report

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subad-visory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds

Annual report | Alternative Asset Allocation Fund 29

grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5) reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several

30 Alternative Asset Allocation Fund | Annual report

Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

1. information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2. the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

3. the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

4. information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage

Annual report | Alternative Asset Allocation Fund 31

policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also compared the subadvisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

1. The Subadviser has extensive experience and demonstrated skills as a manager;

2. Although not without variation, the performance of each Fund managed by a Subadviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

3. The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

4. With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisers for the Funds of Funds and concluded that the subadvisory fees to be paid to the Subadvisers with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

32 Alternative Asset Allocation Fund | Annual report

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Appendix A

Performance of
Portfolio	Trust, as of	Fees and	Other
(Subadviser)	March 31, 2011	Expenses	Comments

Alternative Asset	Benchmark Index —	Subadvisory fees	The Board noted
Allocation	The Fund out-	for this Fund are	that overall perfor-
	performed over the	lower than the peer	mance of the Fund
(John Hancock Asset	one-year period.	group median.	has been favor-
Management)			able and that the
	Morningstar	Net management	Fund has a limited
	Category — The	fees for this Fund	performance history.
	Fund modestly	are lower than the
	outperformed over	peer group median.	The Board also
	the one-year period.		noted that the
		Total expenses	Fund is subject
		for this Fund are	to a voluntary fee
		slightly lower	waiver that reduces
		than the peer	certain expenses of
		group median.	the Fund.

Annual report | Alternative Asset Allocation Fund 33

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

34 Alternative Asset Allocation Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

[1] Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
[2] Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.
3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial
Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955		2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Alternative Asset Allocation Fund 35

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

36 Alternative Asset Allocation Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	John Hancock Asset Management
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC

Officers	Custodian
Hugh McHaffie	State Street Bank and Trust Company
President
Transfer agent
Thomas M. Kinzler	John Hancock Signature Services, Inc.
Secretary and Chief Legal Officer
Legal counsel
Francis V. Knox, Jr.	K&L Gates LLP
Chief Compliance Officer
Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Alternative Asset Allocation Fund 37

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Alternative Asset Allocation Fund.	3450A 8/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	10/11

John Hancock

MUTUAL FUNDS

John Hancock
Emerging Markets Fund

Annual Report

8.31.11

A look at performance

Total returns for the period ended August 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	0.75	—	—	3.47	0.75	—	—	15.96

Class I2	5.95	—	—	5.02	5.95	—	—	23.65

Class NAV [2]	6.13	—	—	5.16	6.13	—	—	24.41

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable for Class I and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net/Gross (%)	1.64	1.22	1.08

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

6	Emerging Markets Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class A	5-1-07	$12,141	$11,596	$11,956

Class I [2]	5-1-07	12,365	12,365	11,956

MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 5-1-07 is the inception date for the oldest class of shares, Class NAV shares. The inception date for Class A shares and Class I shares is 3-31-11. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A and Class I shares, respectively.

2 For certain types of investors, as described in the Portfolio’s Class I and Class NAV share prospectuses.

Annual report | Emerging Markets Fund	7

Management’s discussion of

Fund performance

By Dimensional Fund Advisors LP

Although late-2010 gains helped emerging-markets securities post solid returns for the 12-month period ended August 31, 2011, they lagged their counterparts in the U.S. and many developed nations for the period overall. For the 12 months ended August 31, 2011, John Hancock Emerging Markets Fund’s Class A shares posted a total return of 5.50% at net asset value.* The Fund lagged the average 8.09% return of its peer group, the diversified emerging-markets fund category, according to Morningstar, Inc. During the same one-year period, the MSCI Emerging Markets Index, the Fund’s benchmark, gained 9.40%.

Much of the Fund’s underperformance compared to its benchmark was due to its greater exposure to value stocks, which lagged both growth stocks and the broad market. The Fund’s greater exposure to smaller-capitalization stocks, which fared worse than larger-company securities, also detracted from relative results. Differences in country weights had a positive impact on relative performance, but they were more than offset by differences in composition (or stock selection) particularly in some of the larger and underperforming markets like Brazil and India. Composition differences were driven primarily by the Fund’s greater exposure to value and smaller-capitalization stocks. In Brazil, for example, holding Banco Santander Brasil SA and BM&F Bovespa SA, one of the world’s largest securities exchanges, at a higher weight than the benchmark hurt relative performance. In terms of sectors, differences in composition in the financials sector had a positive impact on relative performance, but the benefits of that positioning were more than offset by stock selection in the materials, information technology and consumer discretionary sectors. For example, not owning Taiwan Semiconductor, one of the information technology sector’s best performers, worked against the Fund, as did holding higher weights than the index in AU Optronics Corp. and Chimei Innolux Corp., both of which underperformed.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates and unemployment, as well as greater social, economic regulatory and political uncertainties than more developed countries. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

* 5-1-07 is the inception date of the oldest class of shares, NAV shares. Class A and Class I shares were first offered on 3-31-11. Returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A and Class I shares, respectively.

8	Emerging Markets Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2011 with the same investment held until August 31, 2011.

	Account value	Ending value	Expenses paid during
	on 3-1-11	on 8-31-11	period ended 8-31-11[1]

Class NAV	$1,000.00	$917.50	$5.17

For the classes noted below, the example assumes an account value of $1,000 on March 31, 2011, with the same investment held until August 31, 2011.

	Account value	Ending value	Expenses paid during
	on 3-31-11	on 8-31-11	period ended 8-31-11[2]

Class A	$1,000.00	$870.80	$6.91

Class I	1,000.00	872.40	4.98

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Emerging Markets Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2011, with the same investment held until August 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-10	on 8-31-11	period ended 8-31-11[3]

Class A	$1,000.00	$1,016.40	$8.89

Class I	1,000.00	1,018.90	6.41

Class NAV	1,000.00	1,019.80	5.45

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.07% for Class NAV shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Expenses are equal to the Fund’s annualized expense ratio of 1.75% and 1.26% for Class A and Class I shares, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the period).

3 Expenses are equal to the Fund’s annualized expense ratio, as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Emerging Markets Fund | Annual report

Portfolio summary

Top 10 Holdings (11.7% of Net Assets on 8-31-11)[1,3]

Gazprom OAO (London Exchange)	1.6%	BM&F Bovespa SA	1.1%

Gazprom OAO	1.6%	ICICI Bank, Ltd.	1.0%

Bank of China, Ltd.	1.4%	China Petroleum & Chemical Corp.	1.0%

Gold Fields, Ltd.	1.1%	KB Financial Group, Inc.	0.9%

Hyundai Motor Company, Ltd.	1.1%	Petroleo Brasileiro SA	0.9%

Sector Composition[2,3]

Financials	28%	Information Technology	7%

Materials	15%	Telecommunication Services	3%

Energy	13%	Utilities	2%

Industrials	11%	Health Care	1%

Consumer Discretionary	9%	Short-Term Investments & Other	3%

Consumer Staples	8%

1 Cash and cash equivalents not included.

2 The risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates and unemployment, as well as greater social, economic regulatory and political uncertainties than more developed countries. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 As a percentage of net assets on 8-31-11.

Annual report | Emerging Markets Fund	11

Fund’s investments

As of 8-31-11

	Shares	Value

Common Stocks 95.15%	$2,239,489,611

(Cost $2,021,614,648)

Brazil 11.75%		276,527,922

AES Tiete SA	14,355	187,294

All America Latina Logistica SA	136,100	789,122

Amil Participacoes SA	47,047	531,676

Anhanguera Educacional Participacoes SA	38,400	636,824

B2W Companhia Global Do Varejo	22,600	227,860

Banco Alfa de Investimento SA	10,300	41,216

Banco Bradesco SA	128,944	1,915,651

Banco Bradesco SA, ADR	469,349	8,377,880

Banco do Brasil SA	126,094	2,116,485

Banco Santander Brasil SA, ADR	1,681,873	16,179,618

Bematech SA	118,475	327,464

BHG SA — Brazil Hospitality Group (I)	1,580	18,858

BM&F Bovespa SA	4,517,233	26,475,145

BR Malls Participacoes SA	1,101,419	12,281,040

Brasil Brokers Participacoes SA	44,213	213,858

Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos
Vegetais SA (I)	1,152,700	441,703

Brasil Telecom SA — New York Exchange	21,500	488,265

Brasil Telecom SA, ADR	1,383	11,258

Braskem SA, ADR (L)	50,629	1,204,464

BRF — Brasil Foods SA, ADR (L)	923,550	18,286,290

Brookfield Incorporacoes SA	594,100	2,612,413

Camargo Correa Desenvolvimento Imobiliario SA	144,184	353,237

CCR SA	58,364	1,759,463

Centrais Eletricas Brasileiras SA, ADR, B Shares	33,800	455,286

Centrais Eletricas Brasileiras SA, ADR, Ordinary Shares	44,000	458,920

CETIP SA — Balcao Organizado de Ativos e Derivativos	70,970	1,110,090

Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	66,560	2,759,578

Cia de Saneamento de Minas Gerais	6,100	119,938

Cia Energetica de Minas Gerais	7,850	119,138

Cia Energetica de Minas Gerais, ADR (L)	62,010	1,173,229

Cia Hering	58,700	1,297,602

Cia Paranaense de Energia, ADR	24,900	548,298

Cia Providencia Industria e Comercio SA	47,500	167,096

Cielo SA	62,735	1,611,823

Companhia de Saneamento Basico de Estado de Sao Paulo, ADR	13,800	795,708

12	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Brazil (continued)

Companhia Siderurgica Nacional SA	47,400	$470,457

Companhia Siderurgica Nacional SA, ADR	91,682	921,404

Cosan SA Industria e Comercio	312,500	4,691,721

CPFL Energia SA, ADR	15,600	412,308

CR2 Empreendimentos Imobiliarios SA	28,800	106,921

Cremer SA	100	936

Cyrela Brazil Realty SA	5,528	52,401

Diagnosticos da America SA	99,969	1,033,036

Direcional Engenharia Sadirecional Engenharia Sa	5,225	32,100

Drogasil SA	52,200	409,888

Duratex SA	34,200	229,661

Ecorodovias Infraestrutura e Logistica SA	23,233	201,404

EDP — Energias do Brasil SA	15,900	381,944

Embraer SA, ADR	175,929	4,484,430

Empresa Brasileira de Aeronautica SA	32,692	207,418

Equatorial Energia SA	12,500	93,049

Estacio Participacoes SA	12,413	141,838

Eternit SA	8,300	44,005

Even Construtora e Incorporadora SA	264,600	1,151,880

EZ Tec Empreendimentos e Participacoes SA	107,600	1,084,855

Fertilizantes Heringer SA (I)	61,700	329,449

Fibria Celulose SA, ADR (L)	437,951	4,335,715

Fleury SA	15,100	218,167

Forjas Taurus Sa	7,413	10,245

Gafisa SA	521,522	2,437,417

Gafisa SA, ADR (L)	393,000	3,702,060

General Shopping Brasil SA (I)	61,820	446,592

Gerdau SA	234,900	1,686,605

Gerdau SA, ADR	1,192,088	10,287,719

Grendene SA	240,600	1,116,926

Guararapes Confeccoes SA	1,200	61,059

Helbor Empreendimentos SA	40,000	527,420

IdeiasNet SA (I)	6,600	12,645

Iguatemi Empresa de Shopping Centers SA	73,200	1,551,919

Industrias Romi SA	135,900	529,292

Inepar SA Industria E Construcoes	12,100	26,375

Iochpe-Maxion SA	18,900	219,643

Itau Unibanco Holding SA	66,852	1,070,035

Itau Unibanco Holding SA, ADR	479,592	8,709,391

JBS SA (I)	1,641,079	4,401,914

JHSF Participacoes SA	335,500	958,933

Kroton Educacional SA (I)	81,713	908,550

Light SA	17,500	301,212

Localiza Rent a Car SA	52,448	911,967

Log-in Logistica Intermodal SA (I)	90,600	432,540

Lojas Americanas SA	36,406	313,313

Lojas Renner SA (I)	46,450	1,746,361

LPS Brasil Consultoria de Imoveis SA	11,100	243,699

See notes to financial statements	Annual report | Emerging Markets Fund	13

	Shares	Value
Brazil (continued)

Lupatech SA (I)	3,800	$23,393

M Dias Branco SA	17,546	440,662

Magnesita Refratarios SA (I)	540,565	2,071,390

Marfrig Frigorificos e Comercio de Alimentos SA	478,865	2,313,256

Marisa Lojas SA	24,200	351,165

Metalfrio Solutions SA (I)	16,800	80,945

Minerva SA	94,800	316,218

MMX Mineracao e Metalicos SA (I)	66,600	339,715

MPX Energia SA (I)	68,000	1,597,588

MRV Engenharia e Participacoes SA	89,400	752,535

Multiplan Empreendimentos Imobiliarios SA	22,600	475,311

Natura Cosmeticos SA	66,300	1,587,635

Obrascon Huarte Lain Brasil SA	11,600	453,682

Odontoprev SA	41,500	716,911

Osx Brasil SA (I)	700	147,308

Paranapanema SA	588,600	1,423,525

PDG Realty SA Empreendimentos e Participacoes	222,700	1,095,384

Perdigao SA	18,975	371,180

Petroleo Brasileiro SA	97,783	1,409,712

Petroleo Brasileiro, ADR (L)	837,292	22,313,832

Petroleo Brasileiro SA, ADR	671,572	19,509,167

Porto Seguro SA	186,076	2,293,367

Positivo Informatica SA	79,000	284,855

Profarma Distribuidora de Produtos Farmaceuticos SA	48,000	298,511

Redecard SA	96,000	1,477,480

Restoque Comercio e Confeccoes de Roupas SA (I)	12,800	182,846

Rodobens Negocios Imobiliarios SA	69,800	499,856

Rossi Residencial SA	121,400	930,385

Santos Brasil Participacoes SA	17,858	316,349

Sao Carlos Empreendimentos e Participacoes SA (I)	79,700	1,046,379

Sao Martinho SA	113,000	1,616,314

SLC Agricola SA	49,500	491,611

Souza Cruz SA	101,200	1,263,808

Springs Global Participacoes SA (I)	141,867	311,913

Sul America SA	269,700	3,044,481

Tecnisa SA	41,600	296,602

Tegma Gestao Logistica	10,125	141,199

Tele Norte Leste Participacoes SA, ADR	57,600	754,560

Telecomunicacoes de Sao Paulo SA	1,802	50,543

Telecomunicacoes de Sao Paulo SA, ADR	13,600	432,072

Tempo Participacoes SA (I)	500	1,194

Tim Participacoes Satim Participacoes SA	28,000	170,966

Tim Participacoes Satim Participacoes SA, ADR	18,156	565,378

Totvs SA	57,825	1,038,881

TPI — Triunfo Participacoes e Investimentos SA	75,690	451,696

Tractebel Energia SA	20,900	332,163

Trisul SA	30,607	74,023

Ultrapar Participacoes SA, ADR (L)	190,080	3,372,019

14	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Brazil (continued)

Usinas Siderurgicas de Minas Gerais SA	418,144	$5,975,737

Vale SA (Ordinary A Shares), ADR	274,909	7,763,430

Vale SA (Preference A Shares), ADR (L)	421,073	10,876,316

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento	16,043	186,441

Viver Incorporadora e Construtora SA (I)	653,517	944,211

Weg SA	139,600	1,509,213

Chile 1.91%		44,994,794

Aes Gener SA	301,567	183,045

Aguas Andinas SA	163,602	97,885

Almendral SA	643,490	97,646

Banco de Chile	3,060,985	431,312

Banco de Chile, ADR	2,499	211,166

Banco de Credito e Inversiones	7,603	453,246

Banco Santander Chile, ADR	120,656	10,475

Banco Santander Chile SA, ADR	10,225	923,931

Besalco SA	36,838	57,497

CAP SA	21,735	930,793

Cementos Bio-Bio SA	2,795	4,484

Centros Comerciales Sudamericanos SA	269,134	1,675,013

Cia Cervecerias Unidas SA	12,501	143,600

Cia Cervecerias Unidas SA, ADR	700	40,117

Cia General de Electricidad	330,742	1,842,634

Cintac SA	78,352	50,106

Colbun SA	398,803	111,523

Companhia Sudamericana de Vapores SA	1,952,202	945,843

CorpBanca SA	2,167,795	32,425

CorpBanca SA, ADR	12,587	281,319

Cristalerias de Chile SA	62,943	694,515

Embotelladora Andina SA, ADR, Series B (L)	400	10,956

Empresa Electrica Del Norte Grande SA	58,025	161,509

Empresa Nacional de Electricidad SA	406,431	700,201

Empresa Nacional de Electricidad SA, ADR	17,823	924,479

Empresa Nacional de Telecomunicaciones SA	38,575	852,948

Empresas CMPC SA	174,053	7,529,217

Empresas Copec SA	371,453	5,758,286

Empresas Iansa SA	6,866,987	617,776

Empresas La Polar SA	482,509	423,621

Enersis SA, ADR	408,469	8,218,396

Gasco SA	227,676	1,431,304

Grupo Security SA	593,749	215,580

Industrias Forestales SA	150,246	42,341

Inversiones Aguas Metropolitanas SA	1,033,863	1,645,037

Lan Airlines SA, ADR (L)	50,492	1,421,350

Madeco SA (I)	9,258,778	451,398

Masisa SA	5,033,332	621,938

Molibdenos Y Metales SA	2,918	53,768

Multiexport Foods SA	27,522	9,963

Parque Arauco Saparque Arauco SA	37,963	77,276

See notes to financial statements	Annual report | Emerging Markets Fund	15

	Shares	Value
Chile (continued)

Paz Corp., SA	424,627	$265,104

Ripley Corp., SA	898,863	944,849

SACI Falabella	96,277	901,619

Salfacorp SA	66,565	212,841

Sociedad Quimica y Minera de Chile SA, ADR	22,100	1,420,588

Socovesa SA	968,847	485,159

Sonda SA	67,175	181,881

Vina Concha Y Toro SA	26,699	54,405

Vina San Pedro Tarapaca SA	16,425,632	142,429

China 9.22%		217,031,719

Agile Property Holdings, Ltd. (L)	844,000	1,148,322

Air China, Ltd.	498,000	507,252

Ajisen China Holdings, Ltd.	160,000	242,800

Alibaba.com, Ltd.	443,500	472,290

Aluminum Corp. of China, Ltd., ADR (L)	28,182	477,967

Angang Steel Company, Ltd., Class H	2,008,000	1,580,348

Anhui Conch Cement Company, Ltd.	272,000	1,138,367

Anhui Expressway Company, Ltd.	40,000	24,645

Anhui Tianda Oil Pipe Company, Ltd.	523,000	114,218

Anta Sports Products, Ltd. (L)	267,000	365,495

Anton Oilfield Services Group	1,466,000	203,909

Asia Cement China Holdings Corp.	802,500	575,522

Bank of China, Ltd., Class H	84,853,075	35,175,427

Bank of Communications Company, Ltd., Class H (I)	10,333,858	7,699,790

Baoye Group Company, Ltd.	538,000	330,853

BBMG Corp.	230,000	260,809

Beijing Capital Land, Ltd.	1,718,000	483,121

Beijing Datang Power Generation Company, Ltd., Class H	294,000	82,655

Beijing Jingkelong Company, Ltd.	10,000	10,177

Beijing North Star Company	1,284,000	278,020

BYD Company, Ltd., Class H (I)	94,500	198,580

BYD Electronic International Company, Ltd. (I)	1,475,483	446,050

Catic Shenzhen Holdings, Ltd. (I)	140,000	70,966

China Aoyuan Property Group, Ltd.	1,834,000	248,449

China BlueChemical, Ltd.	1,596,000	1,254,401

China Citic Bank Corp., Ltd. (I)	10,624,962	5,732,228

China Coal Energy Company, Ltd., Series H	4,250,000	5,743,062

China Communications Construction Company, Ltd.	7,831,202	5,702,476

China Communications Services Corp., Ltd., Class H	3,310,000	1,681,026

China Construction Bank Corp. (I)	7,090,000	5,274,110

China COSCO Holdings Company, Ltd.	70,500	39,925

China Eastern Airlines Corp., Ltd. (I)	1,037	25,158

China Eastern Airlines Corp., Ltd., ADR (I)	272,000	129,834

China Huiyuan Juice Group, Ltd. (L)	832,500	364,789

China Life Insurance Company, Ltd., ADR (L)	85,752	3,255,146

China Lilang, Ltd.	146,000	199,446

China Longyuan Power Group Corp.	482,000	439,268

China Medical System Holdings, Ltd.	103,200	94,911

16	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
China (continued)

China Merchants Bank Company, Ltd.	793,000	$1,701,512

China Minsheng Banking Corp. Ltd.	6,083,500	5,067,273

China Molybdenum Company, Ltd.	1,743,000	1,032,163

China National Building Material Company, Ltd.	676,000	1,140,647

China National Materials Company, Ltd.	131,000	79,874

China Nickel Resources Holding Company, Ltd.	894,000	104,895

China Oilfield Services, Ltd.	336,000	529,785

China Pacific Insurance Group Company, Ltd.	210,600	827,958

China Petroleum & Chemical Corp., ADR (L)	241,308	23,773,664

China Qinfa Group, Ltd. (I)	472,000	188,877

China Railway Construction Corp.	3,455,335	1,841,100

China Railway Group, Ltd.	618,000	178,884

China Rare Earth Holdings, Ltd. (I)	1,272,000	333,911

China Resources Microelectronics, Ltd.	5,453,668	318,854

China Shanshui Cement Group, Ltd.	524,000	523,128

China Shenhua Energy Company, Ltd., Class H	654,000	3,047,537

China Shineway Pharmaceutical Group, Ltd.	101,000	145,038

China Shipping Container Lines Company, Ltd. (I)	5,819,850	1,341,572

China Shipping Development Company, Ltd.	2,288,000	1,638,000

China Singyes Solar Technologies Holdings, Ltd. (I)	65,000	46,874

China Southern Airlines Company, Ltd. (I)	376,000	250,654

China Southern Airlines Company, Ltd., ADR (I)	1,402	46,771

China Sunshine Paper Holdings Company, Ltd.	41,500	8,333

China Telecom Corp., Ltd.	1,404,000	921,229

China Telecom Corp., Ltd., ADR	823	54,260

China Yurun Food Group, Ltd.	395,000	899,893

China Zhongwang Holdings, Ltd. (L)	3,017,400	1,331,333

Chinasoft International, Ltd. (I)	240,000	73,368

Chongqing Iron & Steel Company, Ltd. (I)	1,034,000	182,073

Chongqing Machinery & Electric Company, Ltd.	1,100,000	237,417

CNOOC, Ltd.	2,027,000	4,134,190

CNOOC, Ltd., ADR	10,851	2,204,815

Country Garden Holdings Company	7,198,933	3,213,854

CSR Corp., Ltd.	514,000	300,372

Dalian Port PDA Company, Ltd.	1,572,621	415,439

Daphne International Holdings, Ltd.	338,000	375,718

Dongfang Electric Corp. Ltd.	84,600	288,030

Dongfeng Motor Group Company, Ltd.	672,000	1,078,420

Dongjiang Environmental Company, Ltd., Class H (I)	1,400	4,694

Dongyue Group	822,000	652,150

ENN Energy Holdings, Ltd.	142,000	488,631

Evergrande Real Estate Group, Ltd. (L)	1,128,000	698,686

Evertop Wire Cable Corp.	317,000	913,512

First Tractor Company	712,750	643,680

Fosun International, Ltd.	2,882,559	2,003,543

Golden Eagle Retail Group, Ltd.	219,000	553,971

Great Wall Motor Company, Ltd. (L)	1,580,000	2,290,520

Great Wall Technology Company, Ltd.	826,000	218,487

Greentown China Holdings, Ltd.	1,138,000	860,879

See notes to financial statements	Annual report | Emerging Markets Fund	17

	Shares	Value
China (continued)

Guangdong Investment, Ltd.	454,000	$276,294

Guangshen Railway Company, Ltd.	528,000	192,734

Guangshen Railway Company, Ltd., ADR (L)	44,505	816,222

Guangzhou Automobile Group Company, Ltd.	1,412,857	1,536,379

Guangzhou Pharmaceutical Company, Ltd.	276,000	238,436

Guangzhou R&F Properties Company, Ltd., Class H	1,715,399	2,080,285

Guangzhou Shipyard International Company, Ltd.	52,000	48,431

Hainan Meilan International Airport Company, Ltd.	235,000	187,694

Haitian International Holdings, Ltd.	157,000	145,885

Harbin Power Equipment Company, Ltd.	1,260,000	1,612,858

Hengan International Group Company, Ltd.	156,000	1,339,222

Hidili Industry International Development, Ltd.	1,922,000	1,020,685

Hisense Kelon Electrical Holdings Company, Ltd. (I)	84,000	20,316

Honghua Group, Ltd. (I)	1,814,000	214,294

Huadian Power International Corp. (I)	268,000	43,088

Huaneng Power International, Inc.	500	9,780

Huaneng Power International, Inc., Class H	324,000	159,476

Hunan Non Ferrous Metal Corp., Ltd. (I)	2,694,000	776,241

Industrial & Commercial Bank of China	9,329,000	6,154,275

International Mining Machinery Holdings, Ltd.	183,000	187,007

Intime Department Store Group Company, Ltd.	366,000	581,289

Jiangsu Expressway, Ltd.	288,000	240,800

Jingwei Textile Machinery Company, Ltd.	168,000	105,242

Kaisa Group Holdings, Ltd. (I)	118,000	39,736

Kasen International Holdings, Ltd.	240,000	40,169

Kingdee International Software Group Company, Ltd.	894,000	364,613

Kingsoft Corp., Ltd.	94,000	49,476

Lenovo Group, Ltd.	1,718,000	1,154,343

Li Ning Company, Ltd.	137,500	189,418

Lianhua Supermarket Holdings Company, Ltd.	142,200	243,453

Lingbao Gold Company, Ltd.	446,000	226,714

Little Sheep Group Ltd.	113,000	90,613

Longfor Properties Company, Ltd.	409,000	595,926

Maanshan Iron & Steel Company, Ltd.	3,204,000	1,132,800

Maoye International Holdings, Ltd. (I)	509,000	162,890

Metallurgical Corp. of China, Ltd.	302,000	86,042

NVC Lighting Holdings, Ltd.	101,000	45,742

Pacific Online Ltdpacific Online	159,000	89,696

Parkson Retail Group, Ltd.	469,000	632,877

PCD Stores Group, Ltd.	488,000	96,945

PetroChina Company, Ltd., ADR (L)	9,367	1,203,660

PetroChina Company, Ltd., Class H	2,054,000	2,628,780

PICC Property & Casualty Company, Ltd., Class H	504,000	889,047

Ping An Insurance Group Company	326,500	2,628,801

Powerlong Real Estate Holdings, Ltd.	264,000	63,633

Qunxing Paper Holdings Company, Ltd. (I)	969,268	256,949

Regent Manner International, Ltd.	484,000	139,320

Sany Heavy Equipment International Holdings Company, Ltd.	52,000	51,692

18	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
China (continued)

Scud Group, Ltd. (I)	306,000	$18,715

Semiconductor Manufacturing International Corp., ADR (I)(L)	372,441	990,693

Semiconductor Manufacturing International Corp. (I)	16,250,000	891,981

Shandong Chenming Paper Holdings, Ltd.	589,084	297,353

Shandong Molong Petroleum Machinery Company, Ltd.	100,400	65,140

Shandong Weigao Group Medical Polymer Company, Ltd.	544,000	684,661

Shandong Xinhua Pharmaceutical Company, Ltd.	258,000	74,481

Shanghai Electric Group Company, Ltd.	652,000	298,317

Shanghai Jin Jiang International Hotels Group Company, Ltd.	2,296,000	354,307

Shanghai Prime Machinery Company, Ltd.	1,294,000	241,361

Shenguan Holdings Group, Ltd.	420,000	241,856

Shimao Property Holdings, Ltd., GDR	2,938,500	3,093,078

Shui On Land, Ltd. (L)	5,014,503	1,939,665

Sichuan Expressway Company, Ltd. (I)	180,000	78,609

Sichuan Xinhua Winshare Chainstore Company, Ltd.	755,650	348,576

Silver Base Group Holdings, Ltd.	167,000	170,556

Sino-Ocean Land Holdings, Ltd.	5,536,639	2,621,644

SinoCom Software Group, Ltd.	157,000	12,741

Sinopec Shanghai Petrochemical Company, Ltd., ADR	300	12,129

Sinopec Shanghai Petrochemical Company, Ltd., Class H	604,000	245,641

Sinopec Yizheng Chemical Fibre Company, Ltd.	404,000	119,006

Sinopharm Group Company, Ltd.	253,600	616,053

Sinotrans, Ltd., Class H	2,802,574	551,408

Sinotruk Hong Kong, Ltd. (L)	1,286,555	883,203

Soho China, Ltd.	3,777,500	3,356,100

SPG Land Holdings, Ltd. (I)	557,925	132,945

Sunny Optical Technology Group Company, Ltd.	322,000	76,383

Tencent Holdings, Ltd.	190,800	4,552,201

Tiangong International Company, Ltd.	1,555,564	286,152

Tianneng Power International, Ltd.	948,700	557,518

Tingyi (Cayman Islands) Holding Corp.	442,000	1,245,491

Tong Ren Tang Technologies Company, Ltd.	6,000	6,581

Travelsky Technology, Ltd.	2,620,500	1,426,083

Tsingtao Brewery Company, Ltd., Series H	90,000	533,177

Uni-President China Holdings, Ltd.	329,000	187,418

Want Want China Holdings, Ltd.	1,339,000	1,113,149

Weichai Power Company, Ltd.	84,000	420,873

Weiqiao Textile Company	768,000	409,831

Wuyi International Pharmaceutical Company, Ltd.	525,000	31,467

Xiamen International Port Company, Ltd.	1,658,662	254,722

Xingda International Holdings, Ltd.	1,029,000	618,410

Xinjiang Goldwind Science & Technology Company, Ltd., Class H	110,000	58,597

Xinjiang Xinxin Mining Industry Company, Ltd.	1,262,000	511,205

Xiwang Sugar Holdings Company, Ltd. (I)	951,020	200,355

Yanzhou Coal Mining Company, Ltd., ADR	46,476	1,350,593

Zhaojin Mining Industry Company., Ltd.	181,000	424,676

Zhejiang Expressway Company, Ltd., Class H	336,000	210,707

Zhejiang Glass Company, Ltd. (I)	172,000	54,787

See notes to financial statements	Annual report | Emerging Markets Fund	19

	Shares	Value
China (continued)

Zhong An Real Estate, Ltd. (I)(L)	793,200	$134,433

Zhongsheng Group Holdings Ltd.	146,000	248,208

Zhuzhou CSR Times Electric Company, Ltd.	142,000	339,407

Zijin Mining Group Company, Ltd.	1,397,000	656,403

ZTE Corp., Class H	149,200	414,125

Colombia 0.09%		2,121,427

BanColombia SA, ADR (L)	10,500	690,690

Ecopetrol SA, ADR (L)	32,725	1,430,737

Czech Republic 0.34%		8,098,876

CEZ AS	30,432	1,431,570

Komercni Banka AS	2,744	576,748

Pegas Nonwovens SA (L)	33,983	930,520

Philip Morris CR AS	42	26,466

Telefonica O2 Czech Republic AS (L)	85,666	2,187,865

Unipetrol AS (I)	269,950	2,945,707

Egypt 0.02%		473,275

Commercial International Bank Egypt SA	8,416	39,555

Orascom Construction Industries	10,633	433,720

Hong Kong 5.23%		123,092,882

AMVIG Holdings, Ltd.	755,333	513,599

Anxin-China Holdings, Ltd. (I)	756,000	165,949

Asia Energy Logistics Group, Ltd. (I)	240,000	3,545

Asian Citrus Holdings, Ltd.	27,000	19,658

Asian Union New Media Group, Ltd. (I)	2,433,125	32,920

Avic International Holding HK, Ltd. (I)	5,096,000	187,546

Beijing Capital International Airport Company, Ltd., Class H	3,480,415	1,669,820

Beijing Development Hong Kong, Ltd. (I)	482,000	80,571

Beijing Enterprises Holdings, Ltd.	944,430	4,606,681

Beijing Enterprises Water Group, Ltd. (I)	1,092,000	281,744

Belle International Holdings, Ltd.	913,000	1,883,410

Bosideng International Holdings, Ltd.	1,282,000	320,734

Brilliance China Automotive Holdings, Ltd. (I)(L)	2,906,000	3,559,864

C C Land Holdings, Ltd.	440,039	126,816

Central China Real Estate, Ltd.	1,052,538	251,928

Centron Telecom International Holdings, Ltd.	563,569	90,300

Chaoda Modern Agriculture Holdings, Ltd.	5,797,312	1,893,482

China Aerospace International Holdings, Ltd.	3,580,755	295,796

China Agri-Industries Holdings, Ltd.	2,235,000	2,090,268

China Chengtong Development Group, Ltd.	2,031,216	106,185

China Dongxiang Group Company	901,000	204,481

China Energine International Holdings, Ltd. (I)	2,025,589	100,386

China Everbright International, Ltd.	512,000	178,089

China Everbright, Ltd.	1,543,000	2,276,870

China Foods, Ltd.	276,000	230,766

China Gas Holdings, Ltd.	550,000	190,579

China Grand Forestry Resources Group, Ltd. (I)	15,261,800	280,308

China Green Holdings, Ltd. (L)	912,000	320,101

20	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Hong Kong (continued)

China Haidian Holdings, Ltd.	2,821,800	$319,419

China High Precision Automation Group, Ltd.	8,000	4,264

China Lumena New Materials Corpchina Lumena New Materials	140,000	39,152

China Mengniu Dairy Company, Ltd.	388,000	1,389,530

China Merchants Holdings International Company, Ltd.	1,771,518	5,300,034

China Metal Recycling Holdings, Ltd.	92,400	111,389

China Mining Resources Group, Ltd. (I)	8,324,000	174,145

China Mobile, Ltd., ADR (L)	239,874	12,274,353

China Oil and Gas Group, Ltd. (I)	3,168,219	233,206

China Pharmaceutical Group, Ltd.	1,516,000	531,114

China Power International Development, Ltd.	142,000	31,187

China Power New Energy Development Company, Ltd. (I)	20,000	1,046

China Properties Group, Ltd. (I)	1,107,000	324,669

China Resource Power Holdings, Ltd.	260,000	442,199

China Resources Cement Holdings, Ltd.	554,000	519,966

China Resources Enterprises, Ltd.	780,000	3,159,115

China Resources Gas Group, Ltd.	246,000	378,982

China Resources Land, Ltd.	384,000	631,961

China South City Holdings Ltd.	1,038,000	168,445

China Starch Holdings, Ltd.	2,630,000	115,523

China State Construction International Holdings, Ltd.	427,200	340,740

China Taiping Insurance Holdings Company, Ltd. (I)	151,400	340,444

China Travel International Investment Hong Kong, Ltd.	5,090,000	958,163

China Unicom Hong Kong, Ltd.	2,698,000	5,704,667

China Unicom Hong Kong, Ltd., ADR (L)	580,041	12,267,867

China Water Affairs Group, Ltd.	142,000	47,967

China Zenith Chemical Group, Ltd. (I)	271,000	15,484

Cimc Enric Holdings, Ltd. (I)	96,000	37,499

Citic 21CN Company, Ltd. (I)	778,000	69,434

Citic Pacific, Ltd.	2,113,923	4,274,585

CITIC Resources Holdings, Ltd. (I)	4,270,000	684,206

Clear Media, Ltd. (I)	57,000	24,817

Coastal Greenland, Ltd. (I)	2,330,000	120,162

Comba Telecom Systems Holdings Ltd.	288,500	249,354

Cosco International Holdings, Ltd.	1,195,040	549,384

COSCO Pacific, Ltd.	2,954,000	4,051,325

Coslight Technology International Group, Ltd. (I)	190,000	66,577

CP Pokphand Company	1,444,000	156,101

DaChan Food Asia, Ltd.	655,000	148,169

Digital China Holdings, Ltd.	149,000	254,918

Dynasty Fine Wines Group, Ltd.	242,000	62,241

Embry Holdings, Ltd.	80,000	50,104

Extrawell Pharmaceutical Holdings, Ltd. (I)	450,000	37,634

Franshion Properties China, Ltd.	6,410,000	1,447,755

FU JI Food & Catering Services Holdings, Ltd. (I)	410,000	0

Fushan International Energy Group, Ltd.	5,414,000	2,577,596

GCL-Poly Energy Holdings, Ltd.	2,392,000	1,063,115

See notes to financial statements	Annual report | Emerging Markets Fund	21

	Shares	Value
Hong Kong (continued)

Geely Automobile Holdings Company, Ltd.	510,000	$146,883

Global Bio-Chem Technology Group Company, Ltd.	3,303,200	1,021,104

Global Sweeteners Holdings, Ltd. (I)	444,000	74,824

Glorious Property Holdings, Ltd. (I)	411,000	79,339

Goldbond Group Holdings, Ltd.	100,000	5,152

Golden Meditech Holdings, Ltd. (I)	2,448,000	387,934

Goldlion Holdings, Ltd.	345,000	144,353

GOME Electrical Appliances Holdings, Ltd.	2,637,000	1,146,653

Good Friend International Holdings, Inc.	12,000	7,497

Goodtop Tin International Holdings Ltd (I)	550,000	70,497

GZI Transportation, Ltd.	44,000	18,974

Haier Electronics Group Company, Ltd. (I)	303,000	342,542

Heng Tai Consumables Group, Ltd.	5,167,000	325,563

Hengdeli Holdings, Ltd.	860,000	415,342

Hi Sun Technology China, Ltd. (I)	15,000	4,385

HKC Holdings, Ltd. (I)	4,638,423	190,921

Hong Kong Energy Holdings, Ltd. (I)	54,637	3,454

Hopewell Highway Infrastructure, Ltd., GDR	61,500	40,685

Hopson Development Holdings, Ltd. (I)	1,210,000	975,882

Hua Han Bio-Pharmaceutical Holdings, Ltd.	1,439,200	287,309

Huabao International Holdings, Ltd.	795,000	617,042

Huscoke Resources Holdings, Ltd.	1,804,200	48,922

Inspur International, Ltd.	4,415,000	150,514

Interchina Holdings Company (I)	80,000	12,911

Ju Teng International Holdings, Ltd.	1,525,722	317,167

Kai Yuan Holdings, Ltd. (I)	10,020,000	301,988

Kingboard Chemical Holdings, Ltd.	1,076,790	4,181,188

Kingway Brewery Holdings, Ltd.	988,000	246,475

Kunlun Energy Company, Ltd.	528,000	820,630

KWG Property Holding, Ltd.	2,352,512	1,393,457

Lai Fung Holdings, Ltd.	5,139,000	161,852

Le Saunda Holdings	72,000	37,511

LK Technology Holdings, Ltd.	40,000	12,249

Lonking Holdings, Ltd.	560,000	228,892

Loudong General Nice Resources China Holdings, Ltd.	2,544,000	258,525

MIN XIN Holdings, Ltd.	188,000	85,633

Mingfa Group International Company, Ltd.	198,000	69,214

Minmetals Land, Ltd.	2,582,000	359,806

Minmetals Resources, Ltd. (I)	1,240,000	744,855

Nan Hai Corp., Ltd. (I)	28,150,000	116,030

Neo-China Land Group Holdings, Ltd. (I)	1,049,500	220,933

NetDragon Websoft, Inc.	282,000	144,230

New World China Land, Ltd.	3,031,487	1,028,124

New World Department Store China, Ltd.	75,000	51,326

Nine Dragons Paper Holdings, Ltd.	445,000	322,013

Petroasian Energy Holdings, Ltd. (I)	6,588,000	156,402

Phoenix Satellite Television Holdings, Ltd.	416,000	119,203

Poly Hong Kong Investment, Ltd. (L)	3,440,944	2,042,266

22	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Hong Kong (continued)

Ports Design, Ltd.	197,000	$326,220

Pou Sheng International Holdings, Ltd. (I)	2,520,000	395,656

Prosperity International Holdings HK, Ltd.	1,460,000	101,374

Qin Jia Yuan Media Services Company, Ltd.	849,176	91,988

Qingling Motors Company, Ltd.	1,294,000	409,011

Renhe Commercial Holdings Compnay, Ltd.	256,000	50,505

REXLot Holdings, Ltd.	9,200,000	698,367

Road King Infrastructure, Ltd.	6,000	4,092

Samson Holding, Ltd.	1,383,915	165,532

Shanghai Industrial Holdings, Ltd.	995,041	3,301,055

Shanghai Zendai Property, Ltd. (I)	4,865,000	119,009

Shenzhen International Holdings, Ltd.	16,705,000	1,205,231

Shenzhen Investment, Ltd.	3,978,000	1,036,413

Shougang Concord Century Holdings, Ltd. (I)	1,282,000	72,035

Shougang Concord International Enterprises Company, Ltd.	6,444,000	482,972

Silver Grant International	2,494,334	616,583

Sim Technology Group, Ltd.	1,114,000	113,794

Sino Biopharmaceutical	864,000	248,535

Sino Prosper State Gold Resources Holdings Ltd. (I)	4,380,000	112,668

Sino Union Petroleum & Chemical International, Ltd. (I)	5,462,273	491,641

Sinofert Holdings, Ltd.	2,892,000	895,465

Sinolink Worldwide Holdings, Ltd. (I)	3,422,000	300,335

Sinomedia Holding, Ltd.	391,000	138,323

Sinopec Kantons Holdings, Ltd.	620,000	351,639

Sinotrans Shipping, Ltd.	2,579,000	678,398

Skyworth Digital Holdings, Ltd.	1,304,000	754,369

Solargiga Energy Holdings, Ltd.	997,000	139,860

Sparkle Roll Group, Ltd.	600,000	79,693

SRE Group, Ltd.	4,512,000	281,458

TAK Sing Alliance Holdings, Ltd. (I)	734,000	70,218

TCC International Holdings, Ltd.	1,753,417	915,020

TCL Communication Technology Holdings, Ltd.	177,000	107,576

TCL Multimedia Technology Holdings, Ltd. (I)	971,200	381,098

Tian An China Investment, Ltd.	1,004,000	568,466

Tianjin Development Holdings, Ltd. (I)	6,000	3,067

Tomson Group, Ltd.	881,443	288,460

Towngas China Company, Ltd.	2,000	1,087

TPV Technology, Ltd.	1,276,588	574,925

Truly International Holdings, Ltd.	2,463,000	350,080

United Energy Group, Ltd. (I)	572,000	54,458

United Gene High-tech Group, Ltd. (I)	330,000	6,103

Vinda International Holdings, Ltd.	102,000	119,878

Vodone, Ltd.	816,000	111,738

Wasion Group Holdings, Ltd.	710,000	279,319

Yingde Gases Group Company	310,000	309,836

Yip’s Chemical Holdings, Ltd.	210,000	210,523

Yorkey Optical International Cayman, Ltd.	44,000	4,918

Yuexiu Property Company, Ltd. (I)	8,013,200	1,422,837

See notes to financial statements	Annual report | Emerging Markets Fund	23

	Shares	Value
Hungary 0.34%		$7,913,298

Danubius Hotel and Spa PLC (I)	951	16,666

Egis Gyogyszergyar Nyrt	12,949	1,094,379

Fotex Holding SE Company, Ltd. (I)	124,069	222,165

Magyar Telekom Telecommunications PLC	59,094	158,512

MOL Hungarian Oil and Gas PLC (I)	8,528	786,468

OTP Bank PLC (L)	229,203	5,012,080

Raba Jarmuipari Holding Nyilvanosan Mukodo Reszvenytarsasag (I)	7,058	23,850

Richter Gedeon Nyrt	3,241	599,178

India 8.70%		204,679,107

3i Infotech, Ltd.	91,350	54,296

Aban Offshore, Ltd.	21,138	175,532

ABB, Ltd.	24,930	458,713

ABG Shipyard, Ltd.	16,236	132,475

ACC, Ltd.	13,802	304,687

Adani Enterprises, Ltd.	44,645	520,010

Adani Power, Ltd. (I)	180,994	362,236

Aditya Birla Nuvo, Ltd. (I)	56,676	1,147,157

Ador Welding, Ltd.	5,167	17,510

Aftek, Ltd. (I)	28,741	7,154

Akzo Nobel India, Ltd.	1,805	36,511

Alembic Pharmaceuticals, Ltd.	38,000	25,210

Alembic, Ltd. (I)	38,000	15,540

Allahabad Bank	213,488	839,443

Alok Industries, Ltd. (I)	676,920	261,837

Alstom Projects India, Ltd.	6,908	79,054

Amara Raja Batteries, Ltd.	7,441	39,043

Ambuja Cements, Ltd.	172,046	498,884

Amtek Auto, Ltd.	149,007	434,810

Anant Raj Industries, Ltd.	151,998	217,860

Andhra Bank	215,172	620,272

Ansal Properties & Infrastructure, Ltd.	83,467	50,014

Apollo Hospitals Enterprise, Ltd.	44,250	514,013

Apollo Tyres, Ltd.	154,850	203,202

Aptech, Ltd.	18,472	48,573

Areva T&D India, Ltd.	12,754	60,734

Arvind, Ltd. (I)	213,458	367,157

Ashapura Minechem, Ltd. (I)	5,400	2,092

Ashok Leyland, Ltd.	2,135,560	1,171,216

Asian Paints, Ltd.	7,614	546,148

Aurobindo Pharma, Ltd.	10,277	28,470

Avaya Global Connect, Ltd.	148	377

Axis Bank, Ltd., GDR	95	2,274

Axis Bank, Ltd.	51,317	1,204,777

Bajaj Auto Finance, Ltd.	15,115	203,530

Bajaj Auto, Ltd.	22,131	767,340

Bajaj Electricals, Ltd.	6,141	25,626

Bajaj Finserv, Ltd.	24,676	289,041

Bajaj Hindusthan, Ltd.	135,981	164,463

24	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
India (continued)

Bajaj Holdings and Investment, Ltd.	56,364	$919,267

Balaji Telefilms, Ltd.	11,528	7,162

Balkrishna Industries, Ltd.	16,580	61,770

Ballarpur Industries, Ltd.	487,134	289,069

Balmer Lawrie & Company, Ltd.	7,980	111,524

Balrampur Chini Mills, Ltd.	348,925	415,355

Bank of Baroda	60,136	966,128

Bank of India	202,535	1,365,094

Bank of Maharashtra	218,538	244,152

BASF India, Ltd.	2,895	37,352

Bata India, Ltd.	11,358	173,966

BEML, Ltd.	27,755	280,783

Berger Paints India, Ltd.	26,922	59,031

BGR Energy Systems, Ltd.	5,930	42,062

Bharat Electronics, Ltd.	7,257	244,641

Bharat Forge, Ltd.	36,903	224,857

Bharat Heavy Electricals, Ltd.	23,779	916,336

Bharat Petroleum Corp., Ltd.	12,345	180,446

Bharati Shipyard, Ltd.	19,195	42,578

Bharti Airtel, Ltd. (I)	235,855	2,087,418

Bhushan Steel, Ltd.	17,841	134,165

Biocon, Ltd.	14,550	104,988

Birla Corp., Ltd.	41,760	297,015

Bl Kashyap & Sons, Ltd.	33,652	8,646

Blue Dart Express, Ltd.	1,378	48,859

Blue Star, Ltd.	874	4,770

Bombay Rayon Fashions, Ltd.	91,929	557,518

Bosch, Ltd.	1,300	203,889

Brigade Enterprises, Ltd.	22,407	32,187

Britannia Industries, Ltd.	16,915	182,327

Cadila Healthcare, Ltd.	18,111	333,030

Cairn India, Ltd. (I)	638,212	3,906,886

Canara Bank	150,054	1,395,065

Carborundum Universal, Ltd.	1,388	8,986

Central Bank of India	314,027	681,619

Century Textile & Industries, Ltd.	32,699	204,830

Cesc, Ltd.	8,934	59,976

Chambal Fertilizers & Chemicals, Ltd.	224,870	530,338

Chennai Petroleum Corp., Ltd.	5,582	24,781

Cholamandalam DBS Finance, Ltd.	8,951	30,125

Cipla, Ltd.	89,305	545,706

City Union Bank, Ltd.	128,137	129,941

Clariant Chemicals India, Ltd.	1,608	25,771

CMC, Ltd.	2,197	45,487

Colgate-Palmolive India, Ltd.	11,379	237,958

Container Corp of India	7,253	147,741

Core Projects & Technologies, Ltd.	6,809	44,906

Coromandel International, Ltd.	33,351	225,777

See notes to financial statements	Annual report | Emerging Markets Fund	25

	Shares	Value
India (continued)

Corporation Bank	30,114	$289,431

Cranes Software International, Ltd. (I)	3,000	196

Crisil, Ltd.	773	133,826

Crompton Greaves, Ltd.	34,683	113,454

Cummins India, Ltd.	16,922	216,347

Dabur India, Ltd.	153,977	375,710

Dalmia Bharat Enterprises, Ltd.	18,693	52,096

Dalmia Bharat Sugar & Industries, Ltd.	18,693	6,712

DCM Shriram Consolidated, Ltd.	26,804	26,509

Deepak Fertilizers & Petrochemicals Corp., Ltd.	55,776	202,265

Development Credit Bank, Ltd. (I)	184,559	188,208

Dhanlaxmi Bank, Ltd.	65,879	113,478

Dish TV India, Ltd. (I)	128,400	221,215

Dishman Pharmaceuticals & Chemicals, Ltd.	25,451	38,042

Divi’s Laboratories, Ltd.	14,668	232,318

DLF, Ltd.	509,876	2,197,883

Dr. Reddy’s Laboratories, Ltd.	11,708	382,264

Dr. Reddy’s Laboratories, Ltd., ADR (L)	14,401	473,073

Dredging Corp. of India, Ltd. (I)	15,333	79,746

Eclerx Services, Ltd.	4,262	67,249

Edelweiss Capital, Ltd.	221,050	138,191

Eicher Motors, Ltd.	8,358	246,753

EID Parry India, Ltd.	81,890	444,337

EIH, Ltd.	23,350	44,954

Elder Pharmaceuticals, Ltd.	8,295	70,506

Electrosteel Castings, Ltd.	166,782	107,647

Emami, Ltd.	14,437	146,780

Engineers India, Ltd.	9,316	51,475

Entertainment Network India, Ltd. (I)	1,832	10,572

Era Infra Engineering, Ltd.	6,249	21,177

Esab India, Ltd.	798	8,696

Escorts, Ltd.	108,529	164,728

Essar Oil Ltd (I)	141,484	275,750

Essar Ports, Ltd. (I)	118,939	183,011

Essar Shipping, Ltd.	59,469	113,579

Essel Propack, Ltd.	89,057	70,354

Eveready Industries India, Ltd.	21,000	18,400

Everest Kanto Cylinder, Ltd.	53,022	86,444

Exide Industries, Ltd.	72,499	236,760

Federal Bank, Ltd.	229,410	1,862,849

Federal-Mogul Goetze India, Ltd. (I)	8,130	39,625

Financial Technologies India, Ltd.	3,896	62,571

Finolex Cables, Ltd.	89,396	79,036

Finolex Industries, Ltd.	73,666	113,537

Firstsource Solutions, Ltd. (I)	198,131	53,063

Fortis Healthcare, Ltd. (I)	99,267	331,210

Fresenius Kabi Oncology, Ltd. (I)	5,821	13,480

Future Capital Holdings, Ltd.	9,269	32,138

26	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
India (continued)

Future Mall Management, Ltd. (I)	40	$36

GAIL India, Ltd., GDR	1,143	63,094

GAIL India, Ltd.	50,453	455,816

Gammon India, Ltd.	77,691	125,292

Ganesh Housing Corp. Ltd.	241	635

Gateway Distriparks, Ltd.	70,842	209,132

Geodesic, Ltd.	109,287	128,532

Geojit BNP Paribas Financial Services, Ltd.	135,780	57,531

Gic Housing Finance, Ltd.	25,033	48,333

Gillette India, Ltd.	165	6,976

Gitanjali Gems, Ltd.	50,394	344,747

GlaxoSmithKline Consumer Healthcare, Ltd.	4,442	231,639

GlaxoSmithKline Pharmaceuticals, Ltd.	6,801	314,653

Glenmark Pharmaceuticals, Ltd.	38,363	271,689

GMR Infrastructure (I)	98,833	58,123

Godfrey Philips India, Ltd.	379	26,682

Godrej Consumer Products, Ltd.	33,845	315,478

Godrej Industries, Ltd.	16,932	74,174

Godrej Properties, Ltd.	1,899	28,311

Graphite India, Ltd.	81,467	138,816

Grasim Industries, Ltd.	50,797	2,523,020

Great Eastern Shipping Company, Ltd.	124,722	656,891

Great Offshore, Ltd.	45,068	148,133

Grindwell Norton, Ltd.	43	221

Gujarat Alkalies & Chemicals, Ltd.	54,680	172,944

Gujarat Ambuja Exports, Ltd.	15,000	7,769

Gujarat Flourochemicals, Ltd.	32,948	358,126

Gujarat Gas Company, Ltd.	5,224	52,116

Gujarat Mineral Development Corp. Ltd.	18,092	71,092

Gujarat Narmada Valley Fertilizers Company, Ltd.	70,214	143,833

Gujarat State Fertilisers & Chemicals, Ltd.	41,832	355,674

Gujarat State Petronet, Ltd.	38,484	84,475

Gulf Oil Corp, Ltd. (I)	44,106	75,166

Havells India, Ltd.	12,569	92,174

HBL Power Systems, Ltd.	104,569	34,769

HCL Infosystems, Ltd.	185,657	274,665

HCL Technologies, Ltd.	44,273	403,795

HDFC Bank Ltdhdfc Bank Ltd.	299,879	3,116,790

HEG, Ltd.	17,873	86,633

Heidelbergcement India, Ltd. (I)	87,352	62,560

Hero Honda Motors, Ltd.	20,436	919,853

Hexaware Technologies, Ltd.	327,232	548,007

Hikal, Ltd.	2,160	12,997

Himatsingka Seide, Ltd. (I)	4,000	2,839

Hindalco Industries, Ltd. (I)	1,895,804	6,275,888

Hinduja Ventures, Ltd.	5,652	39,493

Hindustan Petroleum Corp. Ltd.	17,338	140,664

Hindustan Unilever, Ltd.	175,694	1,225,077

See notes to financial statements	Annual report | Emerging Markets Fund	27

	Shares	Value
India (continued)

Hotel Leela Venture, Ltd.	161,732	$135,885

Housing Development & Infrastructure, Ltd. (I)	335,502	762,675

Hsil, Ltd.	27,538	122,849

ICICI Bank, Ltd.	10,162	196,258

ICICI Bank, Ltd., ADR	656,721	25,848,539

ICSA India, Ltd.	42,707	70,560

Idea Cellular, Ltd. (I)	1,096,879	2,403,077

IFCI, Ltd.	799,536	658,991

India Cements, Ltd.	374,280	548,285

India Glycols, Ltd.	14,305	39,995

India Infoline, Ltd.	254,359	405,205

Indiabulls Financial Services, Ltd.	341,835	1,148,784

Indiabulls Real Estate, Ltd. (I)	474,148	879,638

Indiabulls Wholesale Services, Ltd. (I)	59,268	6,628

Indian Bank	92,080	416,431

Indian Hotels Company, Ltd.	502,469	799,949

Indian Oil Corp. Ltd. (I)	90,456	602,413

Indian Overseas Bank	261,467	628,193

Indo Rama Synthetics	20,354	15,434

Indraprastha Gas Ltd.	7,076	66,487

Industrial Development Bank of India, Ltd.	320,037	777,000

Infomedia 18, Ltd. (I)	19,250	5,456

Infosys, Ltd.	19,432	1,002,594

Infosys, Ltd., ADR (L)	69,928	3,609,683

Infotech Enterprises, Ltd.	17,414	45,401

Infrastructure Development Finance Company, Ltd.	666,009	1,661,271

ING Vysya Bank, Ltd.	77,939	497,283

Ingersoll-Rand India, Ltd.	9,856	98,961

Ipca Laboratories, Ltd.	6,990	47,317

IRB Infrastructure Developers, Ltd.	12,983	41,653

ISMT, Ltd.	54,250	40,046

Ispat Industries, Ltd. (I)	585,760	188,830

ITC, Ltd.	456,306	1,997,163

IVRCL Assets & Holdings, Ltd. (I)	19,557	12,842

IVRCL Infrastructures & Projects, Ltd. (I)	344,812	263,481

Jagran Prakashan, Ltd.	14,178	33,941

Jain Irrigation Systems, Ltd.	12,696	48,214

Jaiprakash Power Ventures, Ltd. (I)	150,204	108,977

Jammu & Kashmir Bank, Ltd.	33,817	578,960

JB Chemicals & Pharmaceuticals, Ltd.	44,422	91,096

JBF Industries, Ltd.	49,341	141,048

Jindal Poly Films, Ltd.	15,538	71,465

Jindal Saw, Ltd. (I)	213,210	554,659

Jindal Stainless, Ltd. (I)	78,009	156,336

Jindal Steel & Power, Ltd.	75,659	858,876

JK Cement, Ltd.	22,552	53,608

JK Lakshmi Cement, Ltd.	70,257	61,110

JK Tyre & Industries, Ltd.	14,533	27,428

28	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
India (continued)

JM Financial, Ltd.	368,362	$145,440

JSW Energy, Ltd.	163,311	193,864

JSW Steel, Ltd.	146,919	2,187,217

Jubilant Life Sciences, Ltd.	3,234	12,092

Jubilant Organosys, Ltd.	64,699	266,267

Jyoti Structures, Ltd.	51,869	75,902

Kajaria Ceramics, Ltd.	6,818	15,723

Kalpataru Power Transmission, Ltd.	22,050	55,616

Karnataka Bank, Ltd.	217,274	456,016

Karur Vysya Bank, Ltd., Pre-Paid Shares	49,942	403,942

Karuturi Global, Ltd.	98,363	19,951

Kesoram Industries, Ltd.	33,435	89,840

Kirloskar Brothers, Ltd.	4,757	16,062

Kotak Mahindra Bank, Ltd.	74,416	720,909

Krbl, Ltd.	55,453	31,096

KS Oils, Ltd.	72,719	16,137

KSB Pumps, Ltd.	7,884	37,595

KSK Energy Ventures, Ltd. (I)	23,584	51,140

Lakshmi Machine Works, Ltd.	331	14,280

Lakshmi Vilas Bank, Ltd.	49,297	113,798

Lanxess ABS, Ltd.	189	2,194

Larsen & Toubro, Ltd., GDR	12,652	447,628

Larsen & Toubro, Ltd.	26,331	928,232

Lupin, Ltd.	52,352	515,918

Madhucon Projects, Ltd.	34,342	60,801

Madras Cements, Ltd. (I)	106,301	202,358

Mahanagar Telephone Nigam, Ltd. (I)	97,727	76,185

Mahanagar Telephone Nigam, Ltd. ADR (I)(L)	81,577	136,234

Maharashtra Seamless, Ltd.	62,316	482,408

Mahindra & Mahindra, Ltd., ADR	13,062	212,911

Mahindra & Mahindra, Ltd.	22,911	369,003

Mahindra Lifespace Developers, Ltd.	22,771	155,956

Manaksia, Ltd.	35,648	46,005

Mangalam Cement, Ltd.	14,461	32,047

Mangalore Refinery and Petrochemicals, Ltd.	101,608	140,392

Marico, Ltd.	63,073	211,061

Mastek, Ltd.	17,963	37,013

McLeod Russel India, Ltd.	51,666	274,151

Mercator Lines, Ltd. (I)	212,137	114,804

Merck, Ltd.	2,868	39,515

Monnet Ispat & Energy, Ltd.	32,137	342,274

Monsanto India, Ltd.	513	20,008

Moser Baer India, Ltd.	222,508	113,103

Motherson Sumi Systems, Ltd.	25,193	105,317

MRF, Ltd.	1,922	275,105

Mukand, Ltd.	28,732	21,028

Mundra Port and Special Economic Zone, Ltd.	96,219	321,241

Nagarjuna Construction Company, Ltd.	246,877	291,671

See notes to financial statements	Annual report | Emerging Markets Fund	29

	Shares	Value
India (continued)

Nagarjuna Fertilizers & Chemicals, Ltd.	229,114	$119,025

Nahar Spinning Mills, Ltd.	6,600	8,822

National Aluminium Company, Ltd.	574,204	799,596

National Hydroelectric Power Corp. Ltd.	584,056	311,101

National Organic Chemical Industries, Ltd.	80,241	27,998

Nava Bharat Ventures, Ltd.	43,984	154,392

Navneet Publications India, Ltd.	35,231	47,781

Nesco Ltdnesco Ltd.	1,049	13,642

Nestle India, Ltd.	5,751	550,341

NIIT Technologies, Ltd.	45,471	193,449

NIIT, Ltd.	136,918	139,580

Noida Toll Bridge Company, Ltd.	193,534	102,277

NTPC, Ltd.	78,427	291,319

OCL India, Ltd. (I)	1,500	2,992

Oil & Natural Gas Corp., Ltd.	101,754	585,361

Oil India, Ltd.	11,060	313,896

Omaxe, Ltd. (I)	105,584	309,451

Onmobile Global, Ltd. (I)	48,316	67,239

Opto Circuits India, Ltd.	19,523	113,195

Oracle Financial Services Software, Ltd. (I)	6,001	239,273

Orbit Corp., Ltd.	63,959	51,384

Orchid Chemicals & Pharmaceuticals, Ltd.	56,302	235,964

Orient Paper & Industries, Ltd.	82,674	104,644

Oriental Bank of Commerce	105,448	721,613

Orissa Minerals Development Company, Ltd.	40	38,847

Page Industries Ltdpage Industries Ltd.	632	35,612

Panacea Biotec, Ltd.	26,548	83,449

Parsvnath Developers, Ltd. (I)	129,259	141,032

Patel Engineering Ltd (I)	24,567	54,688

Patni Computer Systems, Ltd. (I)	70,484	442,643

Patni Computer Systems, Ltd., ADR (I)	28,382	363,857

Peninsula Land, Ltd.	89,370	90,202

Petronet LNG, Ltd.	61,918	235,525

Pfizer, Ltd./India	1,235	37,042

Phillips Carbon Black, Ltd.	9,196	29,949

Phoenix Mills Ltdphoenix Mills Ltd.	1,084	5,101

Pidilite Industries, Ltd.	59,559	212,258

Piramal Healthcare, Ltd.	87,007	686,407

Plethico Pharmaceuticals, Ltd. (I)	5,976	48,818

Polaris Software Lab, Ltd.	39,735	111,418

Polyplex Corp., Ltd.	18,044	73,619

Power Grid Corp. of India Ltd.	164,870	362,323

Praj Industries, Ltd.	57,344	88,686

Prism Cement, Ltd.	71,827	62,814

Provogue India, Ltd.	90,931	56,498

PSL, Ltd.	15,269	19,934

PTC India, Ltd.	316,575	489,897

Punj Lloyd, Ltd.	224,909	288,767

30	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
India (continued)

Punjab National Bank, Ltd. (I)	5,000	$102,427

Radico Khaitan, Ltd.	11,674	32,595

Rain Commodities Ltd.	114,375	74,990

Rajesh Exports, Ltd.	43,299	105,621

Rallis India Ltdrallis India Ltd.	3,740	13,720

Ranbaxy Laboratories, Ltd.	31,761	330,799

Ranbaxy Laboratories, Ltd., ADR	1,026	10,773

Raymond, Ltd.	43,363	333,152

Redington India, Ltd.	39,460	82,086

REI Agro, Ltd. (I)	164,589	92,183

REI Six Ten Retail, Ltd.	7,790	5,002

Reliance Capital, Ltd. (I)	122,106	1,028,339

Reliance Communications, Ltd.	947,600	1,647,465

Reliance Industries, Ltd.	1,114,389	19,094,057

Reliance Industries, Ltd., GDR (S)	276,981	9,591,852

Reliance Infrastructure, Ltd. (I)	11,899	114,209

Reliance Mediaworks, Ltd. (I)	19,015	39,132

Reliance Power, Ltd. (I)	843,721	1,575,101

Resurgere Mines & Minerals India, Ltd. (I)	1,074,180	6,976

Rolta India, Ltd.	153,518	337,132

RPG Itochu Finance, Ltd.	1,085	1,733

Ruchi Soya Industries, Ltd.	127,227	281,533

Rural Electrification Corp. Ltd.	370,755	1,429,793

S Kumars Nationwide, Ltd. (I)	142,150	146,916

Satyam Computer Services, Ltd. (I)	216,569	321,536

SEAMEC, Ltd. (I)	14,000	30,231

Sesa Goa, Ltd.	55,565	286,759

Shiv-Vani Oil & Gas Exploration Services, Ltd.	20,192	73,444

Shoppers Stop, Ltd.	10,088	88,440

Shree Cement, Ltd.	1,213	44,165

Shree Renuka Sugars, Ltd.	616,529	779,461

Shriram Transport Finance Company	43,154	596,225

Sicagen India, Ltd.	4,881	2,086

SKF India, Ltd.	2,849	39,848

Sobha Developers, Ltd.	72,439	355,663

Sonata Software, Ltd.	23,000	15,766

South Indian Bank, Ltd.	1,282,635	578,873

SREI Infrastructure Finance, Ltd.	294,220	269,934

SRF, Ltd.	37,385	244,890

State Bank of Bikaner & Jaipur	18,445	176,056

State Bank of India	87,821	3,781,157

State Bank of India, GDR	4,501	427,595

Steel Authority of India, Ltd.	482,188	1,136,101

Sterling Biotech, Ltd.	96,778	154,987

Sterlite Industries India, Ltd., ADR (L)	556,079	6,444,956

Sun Pharma Advanced Research Company, Ltd. (I)	20,099	31,721

Sun Pharmaceutical Industries, Ltd.	78,458	838,530

Sun TV Network, Ltd.	9,444	62,582

See notes to financial statements	Annual report | Emerging Markets Fund	31

	Shares	Value
India (continued)

Sundaram Finance, Ltd.	8,650	$100,014

Supreme Industries, Ltd.	10,681	49,174

Suzlon Energy, Ltd. (I)	534,875	434,444

Syndicate Bank, Ltd.	230,001	508,060

Tamilnadu Newsprint & Papers, Ltd.	39,187	93,004

Tanla Solutions, Ltd.	86,834	19,230

Tata Chemicals, Ltd.	121,519	886,087

Tata Communications, Ltd. (I)	33,200	147,650

Tata Communications, Ltd., ADR (I)(L)	63,885	560,910

Tata Consultancy Services, Ltd.	96,968	2,236,890

Tata Elxsi, Ltd.	5,653	24,414

Tata Investment Corp., Ltd.	15,423	153,268

Tata Motors, Ltd., ADR (L)	49,890	829,671

Tata Power Company, Ltd.	13,482	307,478

Tata Steel, Ltd.	477,124	4,878,502

Tata Tea, Ltd.	607,990	1,247,999

Tata Teleservices Maharashtra, Ltd. (I)	53,520	22,030

Tech Mahindra, Ltd.	4,469	63,638

Teledata Marine Solutions Pte, Ltd. (I)	23,607	282

Teledata Technology Solutions, Ltd. (I)	23,607	175

Thermax, Ltd.	6,938	73,753

TIL, Ltd.	1,016	8,741

Time Technoplast, Ltd.	110,114	165,960

Titagarh Wagons, Ltd.	8,719	73,523

Titan Industries, Ltd.	78,529	353,496

Torrent Pharmaceuticals, Ltd.	14,205	185,855

Torrent Power, Ltd.	7,868	38,487

Triveni Engineering & Industries, Ltd.	25,986	12,517

Triveni Turbine, Ltd.	25,986	30,574

TTK Prestige, Ltd.	1,939	117,655

Tube Investments of India, Ltd.	4,049	12,271

TVS Motor Company, Ltd.	42,296	51,436

UCO Bank	198,438	300,932

Uflex, Ltd.	34,032	131,456

Ultratech Cement, Ltd.	23,329	544,749

Union Bank of India, Ltd.	213,838	1,132,787

Unitech, Ltd.	747,580	456,725

United Breweries, Ltd. (I)	27,769	256,803

United Spirits, Ltd. (I)	29,063	568,207

Unity Infraprojects, Ltd.	31,689	35,750

Usha Martin, Ltd.	176,167	140,325

UTV Software Communications, Ltd. (I)	20,932	428,553

Vardhman Special Steels, Ltd.	1,653	754

Vardhman Textiles, Ltd.	8,267	34,372

Varun Shipping Company, Ltd.	62,246	27,290

Videocon Industries, Ltd.	139,150	544,531

Vijaya Bank	167,219	209,259

Vimta Labs, Ltd.	7,251	3,323

32	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
India (continued)

VIP Industries, Ltd.	4,337	$77,399

VST Industries, Ltd.	1,730	46,531

Walchandnagar Industries	28,717	58,181

Wipro, Ltd.	98,464	722,911

Wockhardt, Ltd. (I)	15,694	132,064

Wyeth, Ltd.	346	7,631

Yes Bank, Ltd.	18,664	114,204

Zee Entertainment Enterprises, Ltd.	120,277	306,543

Zuari Industries, Ltd.	9,847	133,348

Zylog Systems, Ltd.	9,565	83,996

Indonesia 3.55%		83,484,814

Adaro Energy Tbk PT	3,028,000	744,020

Adhi Karya Tbk PT	312,000	22,255

AKR Corporindo Tbk PT	2,347,500	757,457

Aneka Tambang Tbk PT	6,343,000	1,436,051

Asahimas Flat Glass Tbk PT (I)	113,500	124,731

Astra Agro Lestari Tbk PT	140,000	360,382

Astra Graphia Tbk PT	606,500	78,175

Astra International Tbk PT	291,000	2,350,878

Bakrie & Brothers Tbk PT (I)	136,839,261	1,064,459

Bakrie Sumatera Plantations Tbk PT	20,885,000	944,539

Bakrie Telecom Tbk PT (I)	34,369,000	1,531,471

Bakrieland Development Tbk PT (I)	61,993,000	1,079,182

Bank Bukopin Tbk PT	4,762,666	394,018

Bank Central Asia Tbk PT	2,519,500	2,419,913

Bank Danamon Indonesia Tbk PT	5,629,500	3,539,121

Bank Mandiri Tbk PT	5,872,646	4,839,761

Bank Negara Indonesia Persero Tbk PT	9,092,103	4,534,861

Bank Pan Indonesia Tbk PT (I)	10,992,500	1,042,365

Bank Permata Tbk PT (I)	25,500	4,812

Bank Rakyat Indonesia Tbk PT	1,343,000	1,075,058

Bank Tabungan Negara Tbk PT	20,500	3,849

Bank Tabungan Pensiunan Nasional Tbk PT (I)	94,000	42,467

Barito Pacific Tbk PT (I)	3,118,500	321,021

Bayan Resources Tbk PT	68,500	174,465

Berlian Laju Tanker Tbk PT (I)	11,916,666	367,496

Bhakti Investama Tbk PT (I)	22,152,800	572,389

Bisi International PT	203,000	30,781

Budi Acid Jaya Tbk PT	2,039,000	68,060

Bumi Resources Tbk PT	36,575,930	11,285,084

Central Proteinaprima Tbk PT (I)	30,464,500	189,221

Chandra Asri Petrochemical Tbk PT (I)	8,000	3,758

Charoen Pokphand Indonesia Tbk PT	3,572,920	1,199,913

Ciputra Development Tbk PT	19,442,500	1,164,690

Ciputra Surya Tbk PT	1,437,500	162,650

Citra Marga Nusaphala Persada Tbk PT	283,000	55,426

Darma Henwa Tbk PT (I)	20,860,500	241,007

Davomas Abadi Tbk PT (I)	8,435,500	61,383

See notes to financial statements	Annual report | Emerging Markets Fund	33

	Shares	Value
Indonesia (continued)

Delta Dunia Makmur Tbk PT (I)	1,844,500	$192,636

Elnusa Tbk PT	2,863,500	83,173

Energi Mega Persada Tbk PT (I)	40,739,638	962,357

Gajah Tunggal Tbk PT	2,601,000	922,097

Global Mediacom Tbk PT	10,614,000	979,450

Gozco Plantations Tbk PT	4,676,000	193,392

Gudang Garam Tbk PT	952,743	6,320,418

Hexindo Adiperkasa Tbk PT (I)	53,500	52,273

Indah Kiat Pulp and Paper Corp. Tbk PT (I)	5,628,500	797,149

Indika Energy Tbk PT	1,908,000	736,490

Indo Tambangraya Megah PT	160,000	838,582

Indocement Tunggal Prakarsa Tbk PT	359,500	662,715

Indofood Sukses Makmur Tbk PT	6,924,000	5,071,427

Indosat Tbk PT, ADR (L)	200	6,330

Inovisi Infracom Tbk PT (I)	7,000	4,880

International Nickel Indonesia Tbk PT	4,720,000	2,081,562

Intiland Development Tbk PT (I)	3,553,500	123,552

Japfa Comfeed Indonesia Tbk PT	675,500	399,805

Jasa Marga PT	414,500	197,866

Kalbe Farma Tbk PT	811,000	341,146

Kawasan Industri Jababeka Tbk PT (I)	15,626,500	349,419

Lippo Karawaci Tbk PT	25,745,625	2,284,260

Matahari Putra Prima Tbk PT	3,680,000	515,685

Mayora Indah Tbk PT	88,500	161,179

Medco Energi Internasional Tbk PT	3,153,500	904,559

Media Nusantara Citra Tbk PT	6,522,000	770,013

Mitra Adiperkasa Tbk PT	1,203,500	603,835

Mitra International Resources Tbk PT (I)	5,235,500	98,169

Pabrik Kertas Tjiwi Kimia Tbk PT	321,000	99,150

Pakuwon Jati Tbk PT (I)	758,000	80,858

Panin Financial Tbk PT (I)	30,756,000	518,616

Panin Insurance Tbk PT	1,443,000	93,637

Perusahaan Gas Negara Tbk PT	1,591,500	565,957

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	5,000,000	1,442,377

Polychem Indonesia Tbk PT (I)	1,930,000	168,705

PT Telekomunikiasi Indonesia Tbk PT, ADR	34,849	1,192,533

Ramayana Lestari Sentosa Tbk PT	4,070,000	379,620

Resource Alam Indonesia Tbk PT	50,000	38,907

Sampoerna Agro PT	1,330,000	558,087

Samudera Indonesia Tbk PT	74,500	38,911

Selamat Sempurna Tbk PT	1,188,000	173,036

Semen Gresik Persero Tbk PT	868,500	946,949

Sentul City Tbk PT (I)	14,266,000	516,963

Sinar Mas Multiartha Tbk PT	37,000	19,126

Summarecon Agung Tbk PT	12,822,500	1,863,969

Surya Citra Media Tbk PT	2,500	1,808

Suryainti Permata Tbk PT (I)	1,802,000	18,795

Tambang Batubara Bukit Asam Tbk PT	315,000	725,199

34	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Indonesia (continued)

Timah Tbk PT	238,000	$65,050

Trada Maritime Tbk PT	724,000	48,682

Trias Sentosa Tbk PT	1,000,000	68,107

Trimegah Securities Tbk PT	1,540,500	17,574

Truba Alam Manunggal Engineering PT (I)	19,436,000	121,070

Tunas Baru Lampung Tbk PT	1,536,000	124,949

Tunas Ridean Tbk PT	6,050,000	469,695

Unilever Indonesia Tbk PT	312,500	628,482

United Tractors Tbk PT	347,000	989,346

Wijaya Karya PT	4,669,000	326,011

Xl Axiata Tbk PT	396,000	241,057

Israel 0.01%		207,488

Electra Real Estate, Ltd. (I)	1	2

Mivtach Shamir Holdings, Ltd.	6,548	207,486

Luxembourg 0.04%		1,043,207

Brait SA (I)	395,732	1,004,871

Evraz Group SA, GDR (I)	1,598	38,336

Malaysia 3.75%		88,312,127

Adventa BHD	25,200	13,264

Aeon Company BHD	4,600	11,420

Affin Holdings BHD	847,500	844,969

AirAsia BHD	1,519,200	1,710,453

Al Aqar KPJ Real Estate Investment Trust	29,082	11,182

Alam Maritim Resources BHD (I)	267,200	68,501

Alliance Financial Group BHD	1,835,600	2,131,752

AMDB BHD (I)	180,000	29,838

AMMB Holdings BHD	3,884,450	8,335,441

Ann Joo Resources BHD	460,300	406,204

APM Automotive Holdings BHD	194,200	308,120

Asas Dunia BHD	94,000	31,559

Asia Pacific Land BHD (I)	282,100	37,212

Asiatic Development BHD	34,900	83,842

Axiata Group BHD	672,600	1,070,804

Bandar Raya Developments BHD	1,147,200	912,039

Batu Kawan BHD	1,700	9,007

Berjaya Assets BHD	458,500	142,363

Berjaya Corp. BHD (Kuala Lumpur Exchange)	3,698,200	1,257,801

Berjaya Land BHD	846,900	292,594

Berjaya Media BHD (I)	79,700	15,929

Berjaya Sports Toto BHD	280,100	397,742

BIMB Holdings BHD	746,700	514,037

Bolton BHD (I)	81,500	25,405

Boustead Holdings BHD	797,360	1,479,657

British American Tobacco Malaysia BHD	31,800	469,814

Bursa Malaysia BHD	131,500	296,775

C.I. Holdings BHD	36,800	54,128

Cahya Mata Sarawak BHD	290,900	200,896

See notes to financial statements	Annual report | Emerging Markets Fund	35

	Shares	Value
Malaysia (continued)

Carlsberg Brewery-Malay BHD	49,700	$115,350

CB Industrial Product Holding BHD	12,285	16,223

CIMB Group Holdings BHD	1,034,400	2,492,897

Coastal Contracts BHD	244,266	171,644

CSC Steel Holdings BHD	241,400	118,528

Dialog Group BHD	455,000	375,642

DiGi.Com BHD	83,008	843,914

Dijaya Corp. BHD	16,900	8,546

DNP Holdings BHD	529,900	291,071

DRB-Hicom BHD	1,777,900	1,222,164

Eastern & Oriental BHD	1,323,700	682,396

Eastern Pacific Industrial Corp. BHD	155,700	161,102

ECM Libra Financial Group BHD	956,110	290,837

Encorp BHD (I)	114,800	22,602

EON Capital BHD (I)	633,500	553,319

Esso Malaysia BHD	110,500	135,791

Evergreen Fibreboard BHD	570,300	200,884

Faber Group BHD	287,400	174,762

Fraser & Neave Holdings BHD	35,500	198,363

Gamuda BHD	407,800	414,336

Genting BHD	442,900	1,411,540

Globetronics Technology BHD	172,980	52,391

Glomac BHD	205,700	109,515

Goldis BHD	335,625	184,980

Green Packet BHD (I)	127,800	31,019

Guinness Anchor BHD	200	678

Guocoland Malaysia BHD	37,100	10,557

Hap Seng Consolidated BHD	2,113,200	977,585

Hap Seng Plantations Holdings BHD	477,800	455,752

Hartalega Holdings BHD	36,000	67,865

Hong Leong Bank BHD	108,100	448,638

Hong Leong Credit BHD	490,900	1,947,089

Hong Leong Industries BHD	55,300	72,847

Hunza Properties BHD	102,400	50,857

Hwang-DBS Malaysia BHD (I)	69,400	48,351

IGB Corp. BHD	1,710,940	1,132,524

IJM Corp. BHD	2,707,180	5,216,796

IJM Land BHD	437,700	360,740

IJM Plantations BHD	27,200	24,749

Insas BHD (I)	478,504	79,176

Integrated Logistics BHD	175,560	43,972

Integrax BHD	74,400	29,214

IOI Corp. BHD	699,600	1,081,498

Jaks Resources BHD (I)	413,200	82,157

Jaya Tiasa Holdings BHD	56,700	112,429

Jerneh Asia BHD	59,200	26,145

K&N Kenanga Holdings BHD (I)	154,200	36,810

Karambunai Corp. BHD (I)	1,224,300	56,426

36	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Malaysia (continued)

Keck Seng BHD	371,550	$493,082

Kencana Petroleum BHD	278,000	260,992

KFC Holdings Malaysia BHD	43,100	56,911

Kian Joo Can Factory BHD	332,000	231,951

Kim Loong Resources BHD	37,800	26,355

Kinsteel BHD	706,200	135,654

KLCC Property Holdings BHD	1,014,500	1,139,089

KNM Group BHD	1,300,625	594,941

Kossan Rubber Industrieskossan Rubber Industries	28,200	26,799

KPJ Healthcare BHD	173,400	254,929

KSL Holdings BHD	210,966	113,625

Kuala Lumpur Kepong BHD	126,958	916,312

KUB Malaysia BHD	592,900	122,381

Kulim Malaysia BHD	1,318,800	1,658,352

Kumpulan Europlus BHD (I)	7,300	2,272

Kumpulan Fima BHD	93,300	52,615

Kumpulan Hartanah Selangor BHD (I)	410,900	32,237

Kumpulan Perangsang Selangor BHD	164,000	49,146

Kurnia Asia BHD (I)	183,400	30,979

Lafarge Malayan Cement BHD	6,800	15,370

Landmarks BHD (I)	819,100	317,284

LBS Bina Group BHD	210,000	51,378

Leader Universal Holdings BHD (I)	490,700	126,546

Lingui Development BHD	2,200	1,157

Lion Corp. BHD (I)	812,793	63,671

Lion Diversified Holdings BHD	863,200	110,725

Lion Forest Industries BHD	136,500	66,968

Lion Industries Corp. BHD	1,413,000	729,586

MAA Holdings BHD (I)	139,500	26,607

Mah Sing Group BHD	58,300	43,571

Malayan Banking BHD	736,400	2,174,498

Malaysia Airports Holdings, BHD	17,700	37,214

Malaysia Building Society BHD	151,526	77,261

Malaysian Airline System BHD (I)	101,600	53,021

Malaysian Bulk Carriers BHD	91,200	58,595

Malaysian Pacific Industries BHD	20,738	23,967

Malaysian Resources Corp. BHD	625,700	436,457

Maxis BHD	490,185	877,325

MBM Resources BHD	75,500	77,565

Media Prima BHD	291,480	268,532

Mega First Corp. BHD	193,700	98,499

Melewar Industrial Group BHD	62,200	14,484

Metro Kajang Holdings BHD	103,510	51,295

MISC BHD	609,650	1,454,745

MK Land Holdings BHD (I)	894,300	90,865

MMC Corp. BHD	1,678,200	1,442,937

MNRB Holdings BHD (I)	18,000	18,527

Mudajaya Group BHD	51,200	46,631

See notes to financial statements	Annual report | Emerging Markets Fund	37

	Shares	Value
Malaysia (continued)

Muhibbah Engineering M BHD	859,000	$330,234

Mulpha International BHD (I)	4,066,000	565,592

Naim Holdings BHD	228,400	147,445

NCB Holdings BHD	29,600	37,333

Nylex Malaysia BHD	57,244	10,752

Oriental Holdings BHD	513,920	809,765

OSK Holdings BHD	1,295,625	634,425

OSK Ventures International BHD (I)	157,045	15,987

Panasonic Manufacturing Malaysia BHD	8,100	62,985

Paramount Corp. BHD	68,320	40,327

Parkson Holdings BHD	203,800	376,235

Pelikan International Corp. BHD	415,200	116,847

Perisai Petroleum Teknologi BHD (I)	233,300	54,286

Perwaja Holdings BHD (I)	10,600	3,042

Petronas Dagangan BHD	58,900	350,023

PJ Development Holdings BHD	297,900	71,711

Pos Malaysia BHD	40,900	40,198

PPB Group BHD	910,900	5,174,149

Press Metal BHD	170,300	102,716

Protasco BHD	141,500	46,342

Proton Holdings BHD	636,200	633,291

QL Resources BHD	165,100	165,763

QSR Brands BHD	83,100	162,973

Ranhill BHD	561,000	166,609

RCE Capital BHD	327,700	53,950

Resorts World BHD	3,357,900	3,830,221

RHB Capital BHD	949,010	2,675,099

SapuraCrest Petroleum BHD	93,400	127,760

Scomi Group BHD (I)	2,062,900	206,521

Scomi Marine BHD (I)	128,700	14,244

Selangor Dredging BHD	328,000	72,103

Selangor Properties BHD	18,300	20,426

Shangri-La Hotels BHD	24,100	20,889

Shell Refining Company Federation of Malaya BHD	150,600	505,965

SHL Consolidated BHD	185,100	80,667

Sime Darby BHD	526,196	1,560,397

Sino Hua-An International BHD	659,200	55,819

SP Setia BHD	345,600	446,085

Star Publications Malaysia BHD	14,500	16,508

Sunway BHD (I)	1,032,071	778,465

Suria Capital Holdings BHD	286,100	156,098

TA Ann Holdings BHD	354,384	634,729

TA Enterprise BHD	2,443,400	489,609

TA Global BHD	1,466,040	157,986

Talam Corp. BHD (I)	1,080,000	22,407

Tanjung Offshore BHD (I)	159,900	44,983

TDM BHD	316,483	315,423

Tebrau Teguh BHD (I)	548,034	104,487

38	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Malaysia (continued)

Telekom Malaysia BHD	69,000	$96,318

Tenaga Nasional BHD	411,900	729,243

TH Plantations BHD (I)	2,500	1,815

Time.com BHD (I)	3,067,100	545,602

Top Glove Corp. BHD	188,000	310,105

Tradewinds Corp. BHD	660,000	170,954

Tradewinds Malaysia BHD	148,300	456,604

TSH Resources BHD	72,300	77,627

UEM Land Holdings BHD (I)	660,866	473,366

UMW Holdings BHD	133,300	325,941

Unico-Desa Plantations BHD	149,600	51,893

Unisem M BHD	894,920	410,790

United Malacca BHD	147,850	350,040

VS Industry BHD	166,897	81,537

Wah Seong Corp. BHD	213,200	158,757

WTK Holdings BHD	477,500	216,283

YNH Property BHD	881,196	514,821

YTL Cement BHD	53,800	85,094

YTL Corp. BHD	4,078,500	1,808,632

YTL Power International BHD	24,100	15,321

Zelan BHD (I)	600,800	62,191

Mexico 4.55%		107,196,928

Alfa SAB de CV	650,420	7,941,530

Alsea SAB de CV	483,850	458,423

Axtel SAB de CV (I)	1,028,937	499,524

Bolsa Mexicana de Valores SAB de CV	731,140	1,244,995

Carso Infraestructura y Construccion SAB de CV (I)	1,270,680	798,140

Cemex SAB de CV, ADR (I)(L)	2,002,476	10,753,296

Coca-Cola Femsa SAB de CV, ADR	43,421	4,289,126

Coca-Cola Femsa SAB de CV, Series L	73,868	731,592

Consorcio ARA SAB de CV	1,847,685	750,251

Controladora Comercial Mexicana SAB De CV (I)	1,190,210	1,887,798

Corporacion GEO SAB de CV (I)	842,752	1,625,616

Desarrolladora Homex SAB de CV (I)	235,000	814,036

Desarrolladora Homex SAB de CV, ADR (I)(L)	29,608	614,662

Dine SAB DE CV (I)	103,700	33,619

Embotelladoras Arca SAB de CV	1,348,401	6,749,436

Empresas ICA SAB de CV (I)	25,600	38,758

Empresas ICA SAB de CV, ADR (I)(L)	326,441	1,955,382

Fomento Economico Mexicano SAB de CV, ADR	248,723	17,141,989

Genomma Lab Internacional SA de CV (I)	3,200	6,751

GMD Resorts SAB de CV (I)	69,300	22,466

Gruma SAB de CV, ADR (I)	14,776	115,696

Gruma SAB de CV, Class B (I)	526,074	1,044,610

Grupo Aeroportuario del Centro Norte SAB de CV	334,400	607,635

Grupo Aeroportuario del Centro Norte SAB de CV, ADR	14,736	213,672

Grupo Aeroportuario del Pacifico SAB de CV, ADR	119,006	4,556,740

Grupo Aeroportuario del Sureste SAB de CV, ADR (L)	59,550	3,424,125

See notes to financial statements	Annual report | Emerging Markets Fund	39

	Shares	Value
Mexico (continued)

Grupo Aeroportuario del Sureste SAB de CV, Class B	27,200	$156,189

Grupo Bimbo SA de CV	904,200	1,792,512

Grupo Carso SAB de CV	1,533,145	3,895,489

Grupo Cementos de Chihuahua SAB de CV (I)	57,000	207,888

Grupo Famsa SAB de CV (I)	543,338	608,582

Grupo Financiero Banorte SAB de CV	2,782,670	11,265,186

Grupo Financiero Inbursa SA	80,200	162,826

Grupo Gigante SAB de CV	168,900	294,313

Grupo Industrial Maseca SAB de CV (I)	2,600	2,940

Grupo Industrial Saltillo SAB de CV (I)	100,600	106,402

Grupo Kuo SAB de CV (I)	164,700	203,699

Grupo Mexicano de Desarrollo SAB de CV (I)	69,300	41,956

Grupo Simec SAB de CV (I)	333,600	770,570

Industrias Bachoco SAB de CV — Series B	24,800	45,225

Industrias Bachoco SAB de CV, ADR	2,203	48,158

Industrias CH SAB de CV (I)	437,160	1,404,833

Industrias Penoles SAB de CV	5,590	269,569

Inmuebles Carso SAB de CV, Class B1 (I)	1,533,145	1,230,154

Kimberly-Clark de Mexico SAB de CV	2,600	15,214

Maxcom Telecomunicaciones SAB de CV (I)	105,143	28,803

Minera Frisco SAB de CV, Class A1 (I)	1,533,145	6,685,081

Organizacion Soriana SAB de CV (I)	2,818,607	6,645,374

Qualitas Compania de Seguros SA de CV (I)	364,900	304,616

Sare Holding SAB de CV, Class B (I)	595,900	89,348

Telefonos de Mexico SAB de CV, ADR	25,335	433,482

Urbi Desarrollos Urbanos SAB de CV (I)	1,101,900	2,084,415

Wal-Mart de Mexico SAB de CV	31,400	84,236

Netherlands 0.03%		680,085

Vimpelcom, Ltd., ADR	59,500	680,085

Peru 0.06%		1,340,841

Compania de Minas Buenaventura SA, ADR	17,700	828,891

Credicorp, Ltd., ADR	5,138	511,950

Philippines 0.94%		22,002,278

Aboitiz Equity Ventures, Inc.	396,300	382,210

Aboitiz Power Corp.	383,900	272,190

Alliance Global Group, Inc.	1,051,000	256,997

Alsons Consolidated Resources, Inc.	629,000	19,965

Atlas Consolidated Mining & Development (I)	171,100	79,771

Ayala Corp.	30,480	219,767

Ayala Land, Inc.	2,177,600	822,854

Banco de Oro Unibank, Inc.	709,370	989,267

Bank of the Philippine Islands	594,610	812,519

Belle Corp. (I)	1,626,000	181,490

China Banking Corp.	21,470	203,353

DMCI Holdings, Inc.	290,800	277,842

Empire East Land Holdings, Inc. (I)	5,890,000	99,543

Energy Development Corp. (I)	2,805,000	415,683

Filinvest Development Corp.	404,000	44,249

40	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Philippines (continued)

Filinvest Land, Inc.	29,242,750	$791,237

First Gen Corp. (I)	300,300	100,898

First Philippine Holdings Corp.	546,800	743,631

Globe Telecommunications, Inc.	10,650	227,256

International Container Terminal Services, Inc.	283,610	341,634

JG Summit Holdings, Inc.	69,400	39,468

Jollibee Foods Corp.	153,940	317,193

Lepanto Consolidated Mining, Class B (I)	2,080,000	84,840

Lopez Holdings Corp. (I)	4,119,000	489,336

Manila Electric Company	38,070	236,508

Manila Water Company, Inc.	154,000	70,160

Megaworld Corp.	23,809,000	1,061,989

Metro Pacific Investments Corp.	1,993,000	155,971

Metropolitan Bank & Trust Company	2,645,039	4,592,941

Pepsi-Cola Products Philippines, Inc.	1,098,000	58,197

Philippine Long Distance Telephone Company	8,515	486,634

Philippine National Bank (I)	732,400	936,315

Philweb Corpphilweb Corp.	65,000	23,497

Rizal Commercial Banking Corp.	553,700	408,086

Robinsons Land Corp.	5,175,750	1,517,219

San Miguel Corp.	60,744	180,014

Security Bank Corp.	236,421	513,035

Semirara Mining Corp.	49,460	262,540

SM Development Corp.	378,023	75,128

SM Investments Corp.	35,020	448,022

SM Prime Holdings, Ltd.	1,450,200	402,011

Union Bank of Philippines	416,700	587,665

Universal Robina Corp.	1,120,400	1,050,494

Vista Land & Lifescapes, Inc.	9,526,000	722,659

Poland 1.73%		40,785,822

Agora SA	92,656	466,854

Amica SA	4,543	42,414

Amrest Holdings SE (I)	3,738	95,829

Asseco Poland SA	133,906	1,972,945

ATM SA	1,309	3,347

Bank BPH SA (I)	5,626	88,652

Bank Handlowy w Warszawie SA	33,968	766,971

Bank Millennium SA	1,003,735	1,736,155

Bank Pekao SA	24,457	1,253,111

Bioton SA (I)	6,393,772	244,315

Bomi SA (I)	24,339	35,970

Boryszew SA (I)	588,539	138,258

BRE Bank SA (I)	3,879	369,039

Budimex Sabudimex	6,968	174,716

CD Projekt Red SA (I)	29,723	52,439

Ciech SA (I)	78,117	388,106

Comarch SA (I)	2,909	56,705

Cyfrowy Polsat SA (I)	26,853	139,931

See notes to financial statements	Annual report | Emerging Markets Fund	41

	Shares	Value
Poland (continued)

Dom Maklerski IDM SA (I)	306,873	$186,899

Echo Investment SA (I)	619,495	818,449

Emperia Holding SA	4,908	178,605

Enea SA	63,684	386,960

Eurocash SA	32,128	277,739

Fabryki Mebli Forte SA	23,417	71,878

Firma Oponiarska Debica SA	7,943	130,211

Gant Development SA (I)	26,941	98,946

Getin Holding SA (I)	97,961	332,293

Grupa Kety SA	22,830	841,927

Grupa Lotos SA (I)	135,079	1,441,602

Hydrobudowa Polska SA (I)	13,528	5,527

Impexmetal SA	161,596	227,404

ING Bank Slaski SA	115	32,001

KGHM Polska Miedz SA	30,875	1,871,003

Kopex SA (I)	75,475	524,245

Kredyt Bank SA	62,243	313,476

LC Corp. SA (I)	425,367	142,006

LPP SA	239	169,711

Lubelski Wegiel Bogdanka SA	10,983	400,811

MCI Management SA (I)	26,839	45,027

MNI SAMNI SA (I)	38,291	28,962

Mondi Swiecie SA (I)	395	10,690

Mostostal-Export SA (I)	22,387	6,810

Netia SA (I)	469,271	831,124

Nfi Empik Media & Fashion SA	18,623	60,892

Orbis SA (I)	61,821	706,716

Pekaes SA	6,381	13,942

Pfleiderer Grajewo SA (I)	6,153	20,646

Pol-Aqua SA (I)	4,966	25,213

Polimex-Mostostal SA (I)	505,319	328,437

Polish Oil & Gas Company	294,499	416,334

Polnord SA	21,527	111,986

Polska Grupa Energetyczna SA	800,447	5,720,057

Polska Grupa Farmaceutyczna SA	8,974	116,058

Polski Koncern Naftowy Orlen SA (I)	666,021	9,157,784

Powszechna Kasa Oszczednosci Bank Polski SA	129,465	1,625,980

Powszechny Zaklad Ubezpieczen SA (I)	10,162	1,250,964

Sygnity SA (I)	28,494	166,716

Synthos SA	1,196,858	2,149,109

Telekomunikacja Polska SA	128,331	771,254

TVN SA	59,153	299,173

Zaklady Azotowe Pulawy SA	5,593	197,561

Zaklady Azotowe w Tarnowie-Moscicach SA (I)	21,947	246,937

Russia 4.17%		98,186,941

Gazprom OAO, ADR	3,210,473	39,007,247

Gazprom OAO, ADR (London Exchange)	3,242,642	40,348,123

Lukoil OAO, ADR	288,612	17,368,240

42	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Russia (continued)

Mechel, ADR	19,900	$375,314

MMC Norilsk Nickel OJSC, ADR	16,732	420,141

Novolipetsk Steel OJSC, ADR	1,992	60,935

Rosneft Oil Company, GDR (London Exchange) (I)	27,180	214,762

Surgutneftegaz, ADR	28,932	247,121

Uralkali, GDR	2,167	107,145

VTB Bank OJSC, GDR	7,291	37,913

South Africa 8.47%		199,442,687

ABSA Group, Ltd.	674,452	13,450,832

Adcock Ingram Holdings, Ltd. (I)	36,008	313,695

Adcorp Holdings, Ltd.	83,592	326,273

Advtech, Ltd.	20,352	16,297

Aeci, Ltd.	182,131	1,908,207

Afgri, Ltd.	756,928	680,590

African Bank Investments, Ltd.	837,075	4,253,914

African Oxygen, Ltd.	11,646	30,049

African Rainbow Minerals, Ltd.	156	4,219

Allied Electronics Corp., Ltd.	105,838	382,898

Allied Technologies, Ltd.	1,380	12,037

Anglo Platinum, Ltd.	7,395	619,005

AngloGold Ashanti, Ltd., ADR (L)	65,705	2,947,526

Argent Industrial, Ltd.	106,615	108,686

Aspen Pharmacare Holdings, Ltd. (I)	56,542	681,589

Assore, Ltd.	3,386	106,522

Astral Foods Ltd.	8,513	148,170

Aveng, Ltd.	760,240	3,686,690

AVI, Ltd.	24,223	113,025

Avusa, Ltd.	77,052	249,758

Barloworld, Ltd.	470,120	4,167,923

Basil Read Holdings, Ltd.	164,211	275,898

Bell Equipment, Ltd. (I)	83,308	175,228

Bidvest Group, Ltd.	63,024	1,413,784

Blue Label Telecoms, Ltd.	174,483	122,259

Business Connexion Group, Ltd.	125,086	93,008

Cadiz Holdings, Ltd.	77,052	29,855

Capitec Bank Holdings, Ltd.	2,775	74,774

Caxton & CTP Publishers & Printers, Ltd.	251,225	520,837

Ceramic Industries, Ltd.	1,781	29,032

Cipla Medpro South Africa, Ltd.	777,522	705,995

City Lodge Hotels, Ltd.	3,975	36,259

Clicks Group, Ltd. (I)	99,589	591,922

Coronation Fund Managers, Ltd.	23,987	68,257

DataTec, Ltd. (I)	423,074	2,358,050

Distribution And Warehousing Network, Ltd. (I)	10,512	6,238

DRDGOLD, Ltd.	353,670	194,688

Eoh Holdings, Ltd.	18,369	59,398

Eqstra Holdings, Ltd. (I)	292,995	298,264

Esorfranki, Ltd. (I)	180,540	43,109

See notes to financial statements	Annual report | Emerging Markets Fund	43

	Shares	Value
South Africa (continued)

Famous Brands, Ltd.	2,582	$16,980

FirstRand, Ltd.	303,957	876,628

Gijima Group Ltd.	297,567	26,379

Gold Fields, Ltd., ADR	1,668,618	27,649,000

Grindrod, Ltd.	795,694	1,655,527

Group Five, Ltd.	169,328	642,365

Growthpoint Properties, Ltd.	170,890	467,912

Harmony Gold Mining Company, Ltd., ADR (L)	905,354	12,104,583

Hulamin, Ltd. (I)	227,519	227,735

Iliad Africa, Ltd.	288,559	208,338

Illovo Sugar, Ltd. (I)	11,765	39,581

Impala Platinum Holdings, Ltd.	27,131	694,396

Imperial Holdings, Ltd.	219,928	3,639,617

Investec, Ltd.	487,037	3,461,572

JD Group, Ltd.	357,336	2,081,962

JSE, Ltd.	3,579	35,508

Kap International Holdings, Ltd. (I)	90,584	33,723

Keaton Energy Holdings, Ltd. (I)	23,640	9,972

Kumba Iron Ore, Ltd.	10,482	726,066

Kumba Resources, Ltd.	4,746	127,651

Lewis Group, Ltd.	224,300	2,525,473

Liberty Holdings, Ltd. (I)	190,038	2,082,892

Life Healthcare Group Holdings, Ltd.	218,165	547,173

Medi-Clinic Corp., Ltd.	6,165	28,234

Merafe Resources, Ltd.	3,976,446	534,517

Metair Investments, Ltd.	168,118	388,235

Metorex, Ltd. (I)	1,603,864	1,910,576

Mittal Steel South Africa, Ltd.	376,830	3,329,852

MMI Holdings, Ltd.	1,462,236	3,499,943

Mondi Ltdmondi Ltd.	248,293	2,215,179

Mondi Packaging South Africa, Ltd. (I)	328,339	624,424

Mr Price Group, Ltd.	64,857	682,140

MTN Group, Ltd.	201,840	4,162,394

Murray & Roberts Holdings, Ltd. (I)	18,751	74,567

Mustek, Ltd.	29,272	21,347

Mvelaphanda Group, Ltd. (I)	942,413	467,598

Mvelaserve, Ltd. (I)	221,612	364,384

Nampak, Ltd.	494,663	1,467,718

Naspers, Ltd., ADR	58,598	3,066,282

Nedbank Group, Ltd.	333,641	6,785,820

Netcare, Ltd.	78,879	152,256

Northam Platinum, Ltd.	225,205	1,168,323

Nu-World Holdings, Ltd. (I)	9,429	27,235

Omnia Holdings, Ltd. (I)	124,974	1,402,798

Peregrine Holdings, Ltd.	219,538	313,441

Petmin, Ltd.	283,328	110,963

Pick’n Pay Stores, Ltd.	64,122	347,018

Pioneer Foods, Ltd.	22,647	192,682

44	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
South Africa (continued)

Pretoria Portland Cement Company, Ltd.	103,185	$346,655

PSG Group, Ltd.	176,627	1,151,723

Raubex Group, Ltd.	295,274	553,105

Resilient Property Income Fund, Ltd.	12,657	59,109

Sanlam, Ltd.	4,118,273	16,055,644

Santam, Ltd.	1,395	27,057

Sappi, Ltd. (I)	717,635	2,751,032

Sappi, Ltd., ADR (I)	441,134	1,658,664

Sasol, Ltd., ADR	44,524	2,142,495

Sentula Mining, Ltd. (I)	708,459	247,184

Shoprite Holdings, Ltd.	83,706	1,318,421

Simmer and Jack Mines, Ltd. (I)	2,217,691	6,343

Standard Bank Group, Ltd.	1,406,859	20,074,184

Stefanutti Stocks Holdings, Ltd.	55,487	86,085

Steinhoff International Holdings, Ltd. (I)	2,562,402	8,434,264

Sun International, Ltd.	15,219	191,505

Super Group, Ltd. (I)	5,675,917	698,008

Telkom SA, Ltd.	581,804	2,978,388

The Foschini Group, Ltd.	43,948	596,759

The Spar Group, Ltd.	20,735	281,767

Tiger Brands, Ltd.	19,212	560,914

Tiger Wheels, Ltd. (I)	14,267	0

Trans Hex Group, Ltd. (I)	25,075	11,294

Trencor, Ltd.	230,266	1,119,384

Truworths International, Ltd.	121,943	1,352,098

Tsogo Sun Holdings, Ltd.	77,615	179,351

Value Group, Ltd.	267,946	142,162

Village Main Reef, Ltd. (I)	1,050,949	205,746

Vodacom Group, Ltd.	48,961	632,842

Woolworths Holdings, Ltd.	172,548	899,216

Zeder Investments, Ltd.	451,653	157,569

South Korea 14.52%		341,777,060

Aekyung Petrochemical Company, Ltd.	7,270	285,775

Amorepacific Corp.	921	1,004,745

Artone Paper Manufacturing Company, Ltd. (I)	3,004	5,580

Asia Cement Company, Ltd.	5,510	199,757

Asia Paper Manufacturing Company, Ltd.	2,000	17,316

Asiana Airlines, Inc. (I)	14,070	134,057

AUK Corp.	3,300	9,827

BNG Steel Company, Ltd. (I)	15,790	252,673

Boryung Pharmaceutical Company, Ltd.	8,354	140,438

BS Financial Group, Inc. (I)	249,440	3,115,316

Bukwang Pharmaceutical Company, Ltd.	3,760	49,642

Byucksan Engineering & Construction Company, Ltd. (I)	6,140	7,331

Capro Corp.	3,040	96,498

Charm Engineering Company, Ltd.	19,130	51,303

Cheil Industries, Inc.	10,987	1,004,132

Cheil Worldwide, Inc.	31,980	472,160

See notes to financial statements	Annual report | Emerging Markets Fund	45

	Shares	Value
South Korea (continued)

Chin Hung International, Inc. (I)	397,895	$87,579

Chokwang Leather Company, Ltd.	2,300	25,604

Chong Kun Dang Pharm Corp.	16,740	387,856

Choongwae Pharma Corp.	12,111	209,526

Chosun Refractories Company, Ltd.	1,489	92,132

CJ CGV Company, Ltd.	4,020	106,389

CJ CheilJedang Corp.	9,225	2,823,128

CJ Corp.	32,407	2,714,060

CJ E&M Corp. (I)	11,233	524,403

Crown Confectionery Company, Ltd.	442	59,561

D.I. Corp	8,700	11,087

Dae Chang Industrial Company, Ltd.	105,580	159,947

Dae Dong Industrial Company, Ltd.	25,600	94,021

Dae Han Flour Mills Company, Ltd.	2,254	299,481

Dae Won Kang Up Company, Ltd.	53,489	269,584

Dae-Il Corp.	20,210	130,186

Daeduck Electronics Company, Ltd.	58,880	404,260

Daeduck GDS Company, Ltd.	32,980	249,406

Daehan Steel Company, Ltd.	20,010	135,223

Daehan Synthetic Fiber Company, Ltd.	755	59,130

Daekyo Company, Ltd.	62,070	391,268

Daelim Industrial Company, Ltd.	62,103	6,771,420

Daesang Corp.	40,920	570,979

Daesang Holdings Company, Ltd.	20,610	80,183

Daesung Group Holdings Company, Ltd.	1,019	66,480

Daesung Holdings Company, Ltd.	15,056	123,018

Daesung Industrial Company, Ltd.	2,003	67,500

Daewon Pharmaceutical Company, Ltd.	7,450	37,541

Daewoo Engineering & Construction Company, Ltd. (I)	198,010	2,074,339

Daewoo International Corp.	9,430	313,864

Daewoo Securities Company, Ltd.	7,720	111,687

Daewoo Shipbuilding & Marine Engineering Company, Ltd.	75,405	2,065,194

Daewoong Company, Ltd.	620	9,308

Daishin Securities Company, Ltd.	82,560	946,348

Daiyang Metal Company, Ltd. (I)	6,490	7,761

Daou Technology, Inc.	52,350	495,929

DCM Corp.	5,310	73,451

DGB Financial Group, Inc. (I)	209,680	3,067,266

Digital Power Communications Company, Ltd.	14,000	21,019

Dong Ah Tire & Rubber Company, Ltd.	14,930	136,003

Dong Wha Pharmaceutical Company, Ltd.	37,210	181,569

Dong-A Pharmaceutical Company, Ltd.	1,909	176,785

Dong-Il Corp.	2,373	118,115

Dongbang Transport Logistics Company, Ltd.	5,650	23,243

Dongbu Corp.	16,730	89,656

Dongbu HiTek Company, Ltd. (I)	44,480	350,218

Dongbu Insurance Company, Ltd.	11,904	580,292

Dongbu Securities Company, Ltd.	37,619	163,391

46	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
South Korea (continued)

Dongbu Steel Company, Ltd.	41,073	$263,487

Dongil Industries Company, Ltd.	2,532	162,005

Dongil Paper Manufacturing Company, Ltd.	13,000	23,214

Dongil Rubber Belt Company, Ltd.	26,968	182,808

Dongkuk Steel Mill Company, Ltd.	69,340	2,000,443

Dongwon F&B Company, Ltd.	2,185	138,631

Dongwon Industries Company, Ltd.	99	15,633

Dongyang Engineering & Construction Corp.	1,469	7,133

Dongyang Mechatronics Corp.	6,150	87,550

Doosan Heavy Industries and Construction Company, Ltd.	5,362	277,223

Doosan Industrial Development Company, Ltd.	64,178	242,366

Doosan Infracore Company, Ltd. (I)	27,490	565,338

DuzonBlzon Company, Ltd. (I)	5,950	48,144

Eagon Industries Company, Ltd. (I)	480	2,652

Eugene Investment & Securities Company, Ltd. (I)	76,132	279,196

F&F Company, Ltd.	5,100	38,111

FCB Twelve Company, Ltd. (I)	325	39,126

Foosung Company, Ltd. (I)	9,250	62,794

Fursys, Inc.	2,060	54,596

Gaon Cable Company, Ltd.	2,496	40,967

Global & Yuasa Battery Company, Ltd.	11,350	412,414

Golden Bridge Investment & Securities Company, Ltd.	47,060	58,417

Grand Korea Leisure Company, Ltd.	5,690	119,410

Green Cross Corp.	1,725	279,322

GS Engineering & Construction Corp.	27,346	2,685,008

GS Holdings Corp.	112,580	7,581,517

Gwangju Shinsegae Company, Ltd.	981	169,341

Hae In Corp.	3,286	15,863

Halla Climate Control Corp.	12,520	277,948

Halla Engineering & Construction Corp.	26,571	457,070

Han Kuk Carbon Company, Ltd.	36,610	183,357

Hana Financial Group, Inc.	417,370	14,191,425

Hanall Biopharma Company, Ltd. (I)	4,790	43,441

Handok Pharmaceuticals Company, Ltd.	1,000	12,595

Handsome Company, Ltd.	30,148	852,239

Hanil Cement Manufacturing Company, Ltd.	8,549	384,705

Hanil Construction Company, Ltd. (I)	700	1,899

Hanil E-Wha Company, Ltd.	17,760	148,298

Hanjin Heavy Industries & Construction Company, Ltd. (I)	67,029	1,405,663

Hanjin Heavy Industries & Construction Holdings Company, Ltd.	23,700	207,391

Hanjin Shipping Company, Ltd.	21,932	363,419

Hanjin Transportation Company, Ltd.	16,660	503,903

Hankook Cosmetics Manufacturing Company, Ltd.	1,386	5,075

Hankook Cosmetics Company, Ltd. (I)	4,914	10,054

Hankook Shell Oil Company, Ltd.	247	49,243

Hankook Tire Company, Ltd.	21,800	811,661

Hankuk Glass Industries, Inc.	1,820	47,566

Hankuk Paper Manufacturing Company, Ltd.	5,180	95,696

See notes to financial statements	Annual report | Emerging Markets Fund	47

	Shares	Value
South Korea (continued)

Hanmi Holdings Company, Ltd. (I)	3,937	$90,264

Hanshin Construction Company, Ltd.	3,010	26,893

Hansol CSN Company, Ltd.	62,840	82,449

Hansol Homedeco Company, Ltd. (I)	45,930	41,641

Hansol Paper Company, Inc.	74,620	698,118

Hanwha Chemical Corp.	115,780	4,017,458

Hanwha Securities Company, Ltd.	105,821	572,259

Hanwha Timeworld Company, Ltd.	3,640	75,929

Hanyang Securities Company, Ltd.	15,390	107,401

Heung-A Shipping Company, Ltd.	51,105	37,497

Heungkuk Fire & Marine Insurance Company, Ltd. (I)	2,910	15,110

Hite Brewery Company, Ltd.	4,181	347,108

Hite Holdings Company, Ltd.	12,240	169,619

HMC Investment Securities Company, Ltd. (I)	32,450	498,648

Honam Petrochemical Corp.	2,299	774,296

Hotel Shilla Company, Ltd.	8,190	235,441

HS R&A Company, Ltd.	5,860	100,277

Huchems Fine Chemical Corp.	3,190	73,209

Husteel Company, Ltd.	7,730	138,434

Hwa Shin Company, Ltd.	6,240	92,085

Hwacheon Machine Tool Company, Ltd.	730	40,803

HwaSung Industrial Company, Ltd. (I)	3,530	11,251

Hynix Semiconductor, Inc.	63,420	1,143,545

Hyosung Corp.	26,891	1,993,722

Hyundai Cement Company, Ltd. (I)	2,370	13,013

Hyundai Corp.	2,750	88,315

Hyundai Department Store Company, Ltd.	3,622	609,647

Hyundai Development Company	119,225	2,807,337

Hyundai Elevator Company, Ltd.	5,134	613,582

Hyundai Engineering & Construction Company, Ltd.	13,067	875,634

Hyundai Glovis Company, Ltd.	3,212	588,163

Hyundai H & S Company, Ltd.	9,480	145,997

Hyundai Heavy Industries Company, Ltd.	6,169	2,016,450

Hyundai Hysco Company, Ltd.	41,680	1,883,948

Hyundai Marine & Fire Insurance Company, Ltd.	21,240	674,208

Hyundai Merchant Marine Company, Ltd.	10,500	265,956

Hyundai Mipo Dockyard Company, Ltd.	14,146	1,830,243

Hyundai Mobis	11,058	3,515,829

Hyundai Motor Company, Ltd.	143,884	27,564,472

Hyundai Pharmaceutical Industrial Company, Ltd.	9,400	11,919

Hyundai Securities Company, Ltd.	255,827	2,767,172

Hyundai Steel Company	48,430	4,964,165

Il Dong Pharmaceutical Company, Ltd.	22,600	169,306

Iljin Diamond Company, Ltd.	2,310	28,037

Iljin Display Company, Ltd. (I)	2,310	17,455

Iljin Electric Company, Ltd.	33,420	170,985

Iljin Holdings Company, Ltd.	23,248	57,426

Ilshin Spinning Company, Ltd.	1,370	110,100

48	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
South Korea (continued)

Ilsung Pharmaceutical Company, Ltd.	1,886	$140,106

Ilyang Pharmaceutical Company, Ltd.	3,650	104,789

Industrial Bank of Korea	355,040	5,307,997

Inzi Controls Company, Ltd.	6,490	46,866

IS Dongseo Company, Ltd.	19,575	320,248

ISU Chemical Company, Ltd.	17,700	466,591

Isupetasys Company, Ltd.	51,990	275,565

Jahwa Electronics Company, Ltd.	18,810	119,739

Jeil Mutual Savings Bank (I)	1,850	3,692

Jeil Pharmaceutical Company	10,190	95,138

Jeonbuk Bank, Ltd.	81,032	385,330

Jinro, Ltd.	2,950	90,300

Joongang Construction Company, Ltd. (I)	2,700	3,624

Kangwon Land, Inc.	27,570	719,009

KB Financial Group, Inc., ADR (L)	550,816	22,737,684

KC Green Holdings Company, Ltd.	14,780	35,984

KC Tech Company, Ltd.	13,521	73,946

KCC Corp.	10,408	2,918,481

KCTC	1,100	18,480

Keangnam Enterprises, Ltd. (I)	16,288	162,568

KEPCO Engineering & Construction Company, Inc.	2,608	155,171

Kepco Plant Service & Engineering Company, Ltd.	2,600	93,303

Keyang Electric Machinery Company, Ltd.	34,010	112,511

KG Chemical Corp.	13,120	86,662

Kia Motors Corp.	38,856	2,589,452

KIC, Ltd. (I)	6,540	17,520

KISCO Corp.	7,076	178,837

KISCO Holdings Company, Ltd.	1,771	59,662

Kishin Corp.	36,006	184,599

KISWIRE, Ltd.	10,179	495,477

KIWOOM Securities Company, Ltd.	2,802	159,398

Kolon Corp.	7,040	220,606

Kolon Engineering & Construction Company, Ltd. (I)	33,760	138,430

Kolon Industries, Inc.	1,140	122,059

Korea Airport Service Company, Ltd.	3,760	132,808

Korea Cast Iron Pipe Industries Company, Ltd.	6,600	20,873

Korea Circuit Company, Ltd. (I)	10,520	40,679

Korea Development Corp. (I)	24,985	84,813

Korea Development Financing Corp.	2,940	56,225

Korea Electric Power Corp., ADR, ADR (I)	41,600	437,216

Korea Electric Terminal Company, Ltd.	8,690	188,486

Korea Exchange Bank	550,190	4,185,771

Korea Express Company, Ltd. (I)	14,564	1,209,525

Korea Flange Company, Ltd.	5,690	86,729

Korea Gas Corp.	2,450	78,329

Korea Green Paper Manufacturing Company, Ltd. (I)	2,524	3,138

Korea Investment Holdings Company, Ltd.	74,357	2,713,650

Korea Kolmar Company, Ltd.	3,630	26,140

See notes to financial statements	Annual report | Emerging Markets Fund	49

	Shares	Value
South Korea (continued)

Korea Kumho Petrochemical Company, Ltd.	2,756	$474,905

Korea Line Corp. (I)	22,715	217,748

Korea Mutual Savings Bank (I)	1,019	5,653

Korea Zinc Company, Ltd.	1,653	653,516

Korean Air Lines Company, Ltd.	4,846	265,465

Korean Petrochemical Industrial Company, Ltd.	4,131	501,985

Korean Reinsurance Company, Ltd.	17,800	243,816

KP Chemical Corp.	14,370	273,183

KPX Chemcial Company, Ltd.	2,618	139,570

KT Corp.	5,450	187,587

KT&G Corp.	21,563	1,385,199

KTB Network Corp. (I)	101,030	282,365

Kukdo Chemical Company, Ltd.	3,388	169,641

Kumho Electric Company, Ltd.	6,620	138,134

Kumho Industrial Company, Ltd. (I)	8,211	58,681

Kumho Investment Bank (I)	99,870	44,854

Kumkang Industrial Company, Ltd.	1,400	14,599

Kunsul Chemical Industrial Company, Ltd.	3,660	49,741

Kwang Dong Pharmaceutical Company, Ltd.	78,330	230,791

Kyeryong Construction Industrial Company, Ltd.	11,120	195,420

Kyobo Securities Company, Ltd.	35,708	179,778

Kyung Nong Corp.	11,060	32,665

Kyung-In Synthetic Corp.	37,370	111,417

Kyungbang, Ltd.	1,052	112,795

Lee Ku Industrial Company, Ltd.	8,740	15,522

LG Chem, Ltd.	7,508	2,679,569

LG Display Company, Ltd., ADR (L)	831,750	8,267,595

LG Electronics, Inc.	194,009	12,194,076

LG Fashion Corp. Ltd.	4,100	188,421

LG Hausys, Ltd.	1,197	81,954

LG Household & Health Care, Ltd.	2,682	1,184,518

LG Innotek Company, Ltd.	843	56,881

LG International Corp.	2,031	104,282

LG Life Sciences, Ltd. (I)	3,770	140,579

LG Uplus Corp.	492,750	2,297,815

LIG Non-Life Insurance Company, Ltd.	8,510	209,821

Livart Furniture Company, Ltd.	4,180	27,315

Lotte Chilsung Beverage Company, Ltd.	1,318	1,567,342

Lotte Confectionery Company, Ltd.	1,277	2,099,283

Lotte Midopa Company, Ltd.	34,850	796,222

Lotte Samkang Company, Ltd.	1,523	519,448

Lotte Shopping Company, Ltd.	14,536	5,940,435

LS Industrial Systems Company, Ltd.	3,996	232,797

Macquarie Korea Infrastructure Fund	18,460	85,662

Manho Rope & Wire, Ltd.	1,400	23,121

Meritz Securities Company, Ltd.	343,593	266,556

Mi Chang Oil Industrial Company, Ltd.	724	34,927

Mirae Asset Securities Company, Ltd.	11,630	441,084

50	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
South Korea (continued)

Moorim P&P Company, Ltd.	28,480	$185,584

Moorim Paper Company, Ltd.	42,600	125,204

Motonic Corp.	17,805	141,438

Namkwang Engineering & Construction Company, Ltd. (I)	43,700	67,091

Namyang Dairy Products Company, Ltd.	919	708,801

National Information & Credit Evaluation, Inc.	297	15,586

NCSoft Corp.	4,467	1,469,554

Nexen Corp.	2,328	155,634

Nexen Tire Corp.	11,110	193,583

NH Investment & Securities Company, Ltd.	53,560	269,083

NHN Corp. (I)	8,314	1,626,921

Nice Information Service Company, Ltd. (I)	377	9,016

NK Company, Ltd.	16,960	77,699

Nong Shim Company, Ltd.	5,631	1,264,330

Nong Shim Holdings Company, Ltd.	3,444	177,808

OCI Company, Ltd.	3,131	919,405

Orion Corp.	1,243	617,254

Ottogi Corp.	2,691	365,257

Pacific Corp.	6,067	1,309,026

Pang Rim Company, Ltd.	950	10,531

PaperCorea, Inc. (I)	104,700	58,856

Poonglim Industrial Company, Ltd. (I)	5,520	8,190

Poongsan Corp.	27,049	1,076,426

Poongsan Holdings Corp.	7,510	218,957

POSCO	4,550	1,728,207

POSCO Coated & Color Steel Company, Ltd.	4,270	90,451

POSCO, ADR	54,889	5,222,139

Pulmuone Company, Ltd.	1,122	38,805

Pumyang Construction Company, Ltd. (I)	2,342	6,150

Pusan City Gas Company, Ltd.	8,930	159,793

RNL BIO Company, Ltd. (I)	23,540	135,998

S&T Daewoo Company, Ltd.	12,150	403,331

S&T Dynamics Company, Ltd.	35,829	551,536

S&T Holdings Company, Ltd.	10,110	125,940

S-Oil Corp.	7,220	820,802

S1 Corp.	5,360	273,354

Saehan Media Company, Ltd. (I)	6,266	43,155

Saeron Automotive Corp.	22,270	87,247

Sajo Industries Company, Ltd.	300	14,305

Sajodaerim Corp. (I)	2,420	39,159

Sam Lip General Foods Company, Ltd.	3,850	46,661

Sam Young Electronics Company, Ltd.	17,300	153,090

Sam Yung Trading Company, Ltd.	4,666	26,956

Sambu Construction Company, Ltd.	8,859	66,188

Samho International Company, Ltd. (I)	6,780	15,143

Samick Musical Instruments Company, Ltd.	59,990	104,337

Samick THK Company, Ltd.	7,060	64,135

Samjin Pharmaceutical Company, Ltd.	14,550	112,847

See notes to financial statements	Annual report | Emerging Markets Fund	51

	Shares	Value
South Korea (continued)

Samsung C&T Corp.	132,369	$9,531,209

Samsung Electro-Mechanics Company, Ltd.	9,495	598,450

Samsung Electronics Company, Ltd.	13,918	9,760,171

Samsung Engineering Company, Ltd.	5,883	1,337,546

Samsung Fine Chemicals Company, Ltd.	1,544	74,532

Samsung Fire & Marine Insurance Company, Ltd.	6,764	1,455,888

Samsung Heavy Industries Company, Ltd.	29,790	978,125

Samsung SDI Company, Ltd.	52,136	6,884,517

Samsung Securities Company, Ltd.	11,891	712,140

Samsung Techwin Company, Ltd.	10,616	583,283

Samwhan Corp.	15,100	103,679

Samyang Corp.	10,789	1,125,525

Samyang Foods Company, Ltd.	130	2,956

Samyang Genex Company, Ltd.	2,837	204,911

Samyang Tongsang Company, Ltd.	690	15,077

Samyoung Chemical Company, Ltd.	4,700	24,215

SAVEZONE I&C Corp. (I)	16,880	46,628

SBS Media Holdings Company, Ltd. (I)	66,090	210,800

Seah Besteel Corp.	18,210	1,127,023

SeAH Holdings Corp.	1,403	195,396

SeAH Steel Corp.	4,144	336,618

Sebang Company, Ltd.	19,040	284,879

Sejong Industrial Company, Ltd.	8,680	119,612

Seowon Company, Ltd.	38,840	146,966

SG Corp. (I)	48,000	13,359

SH Chemical Company, Ltd. (I)	31,743	9,235

Shin Poong Pharmaceutical Company, Ltd.	19,360	78,345

Shinhan Engineering & Construction Company, Ltd. (I)	3,177	17,117

Shinhan Financial Group Company, Ltd.	80,650	3,413,095

Shinhan Financial Group Company, Ltd., ADR (L)	254,807	21,370,663

Shinsegae Engineering & Construction Company, Ltd.	1,110	14,590

Shinsegae Information & Communication Company, Ltd.	484	22,595

Shinsung FA Company, Ltd.	3,222	8,182

Shinsung Solar Energy Company, Ltd.	7,300	35,936

Shinwon Corp.	43,430	62,097

Shinyoung Securities Company, Ltd.	8,030	232,300

Silla Company, Ltd.	12,407	152,679

Sindoh Company, Ltd.	7,532	328,399

SJM Company, Ltd.	6,871	32,131

SJM Holdings Company, Ltd.	4,204	13,500

SK C&C Company, Ltd.	4,386	584,481

SK Chemicals Company, Ltd.	937	72,054

SK Energy Company, Ltd.	6,970	1,114,157

SK Gas Company, Ltd.	4,822	341,014

SK Holdings Company, Ltd.	55,628	8,647,690

SK Networks Company, Ltd.	192,240	2,086,445

SK Telecom Company, Ltd.	1,686	244,610

SKC Company, Ltd.	11,190	606,669

52	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
South Korea (continued)

SL Corp.	2,760	$56,914

Solomon Mutual Savings Bank (I)	3,600	7,463

Songwon Industrial Company, Ltd.	2,710	41,759

Ssangyong Cement Industrial Company, Ltd. (I)	34,830	175,547

STX Corp.	34,306	524,147

STX Pan Ocean Company, Ltd.	228,240	1,786,744

STX Shipbuilding Company, Ltd.	81,850	1,452,523

Suheung Capsule Company, Ltd.	9,580	105,675

Sung Bo Chemicals Company, Ltd.	410	9,581

Sung Jin Geotec Company, Ltd. (I)	1,850	25,224

Sungjee Construction Company, Ltd. (I)	29	2,101

Sungshin Cement Company, Ltd. (I)	5,760	18,487

Sunjin Company, Ltd. (I)	10,385	84,811

Sunjin Holdings Company, Ltd. (I)	1,768	36,400

Tae Kyung Industrial Company, Ltd.	14,930	45,777

Taegu Department Store Company, Ltd.	12,550	182,113

Taekwang Industrial Company, Ltd.	722	949,451

Taeyoung Engineering & Construction, Ltd.	83,610	549,547

Taihan Electric Wire Company, Ltd. (I)	156,150	685,121

Tailim Packaging Industrial Company, Ltd.	59,700	83,519

Tec & Company (I)	57,230	8,234

TEEMS (I)	358	3,868

Telcoware Company, Ltd.	4,000	27,128

The Basic House Company, Ltd.	1,290	25,878

Tong Yang Investment Bank	151,090	750,855

Tong Yang Life Insurance	1,600	19,624

Tong Yang Major Corp. (I)	118,287	228,163

Tong Yang Moolsan Company, Ltd.	1,500	32,933

Trybrands, Inc. (I)	30,360	37,161

TS Corp.	7,222	202,531

Uangel Corp.	7,990	28,078

Unid Company, Ltd.	6,039	394,913

Union Steel	5,560	107,142

Visang Education, Inc.	360	2,547

Wiscom Company, Ltd.	3,680	13,715

Woongjin Coway Company, Ltd.	15,460	578,838

Woongjin Holdings Company, Ltd. (I)	56,420	342,821

Woori Finance Holdings Company, Ltd.	355,510	3,936,471

Woori Finance Holdings Company, Ltd., ADR (L)	7,867	259,375

Woori Financial Company, Ltd.	15,810	237,145

Woori Investment & Securities Company, Ltd.	156,460	2,212,552

YESCO Company, Ltd.	1,480	35,940

Yoosung Enterprise Company, Ltd.	10,176	27,571

Youlchon Chemical Company, Ltd.	21,790	167,861

Young Poong Corp.	528	577,049

Youngone Corp.	18,824	319,909

Youngone Holdings Company, Ltd.	6,286	256,278

Yuhan Corp.	933	106,535

YuHwa Securities Company, Ltd.	3,240	40,537

See notes to financial statements	Annual report | Emerging Markets Fund	53

	Shares	Value
Taiwan 12.02%		$282,832,128

Ability Enterprise Company, Ltd.	85,000	88,010

AcBel Polytech, Inc.	356,000	188,531

Accton Technology Corp.	863,796	416,430

Ace Pillar Company, Ltd.	14,400	28,224

Achem Technology Corp. (I)	282,000	153,373

Action Electronics Company, Ltd.	439,640	158,933

Adlink Technology, Inc.	33,200	54,140

Advanced Semiconductor Engineering, Inc., ADR (L)	200,518	900,324

Advancetek Enterprise Company, Ltd.	22,440	20,095

Advantech Company, Ltd.	93,300	269,909

AGV Products Corp. (I)	820,829	325,756

Ali Corp.	12,000	13,203

Allis Electric Company, Ltd.	240,000	74,613

Alpha Networks, Inc.	440,000	336,739

Altek Corp.	357,089	413,643

Ampoc Far-East Company, Ltd.	132,000	91,108

AmTRAN Technology Company, Ltd.	1,105,775	648,573

APCB, Inc.	143,000	129,770

Apex Biotechnology Corp.	32,000	67,746

Apex Medical Corp.	12,000	13,457

Apex Science & Engineering	250,265	76,976

Arima Communication Corp. (I)	523,000	329,818

Arima Optoelectronics Corp. (I)	348,100	64,889

Asia Cement Corp.	3,942,465	5,230,949

Asia Optical Company, Inc. (I)	392,710	489,962

Asia Polymer Corp.	505,500	788,632

Asrock Incasrock Inc	10,000	34,646

Asustek Computer, Inc.	447,528	3,798,133

Aten International Company, Ltd.	38,000	73,722

AU Optronics Corp., ADR (L)	1,515,025	7,120,618

Audix Corp.	173,200	172,920

Aurora Corp.	36,000	66,269

Aurora Systems Corp.	169,000	193,790

Avision, Inc.	277,916	122,293

Awea Mechantronic Company, Ltd.	6,300	5,977

Bank of Kaohsiung, Ltd.	621,148	234,817

BES Engineering Corp. (I)	2,721,200	800,514

Biostar Microtech International Corp.	227,000	121,541

C Sun Manufacturing, Ltd.	175,729	133,295

Cameo Communications, Inc.	350,955	102,371

Capital Securities Corp. (I)	2,450,612	1,082,596

Career Technology MFG. Company, Ltd.	124,000	250,032

Carnival Industrial Corp. (I)	512,000	182,676

Catcher Technology Company, Ltd.	258,000	2,040,800

Cathay Chemical Works, Inc.	116,000	48,147

Cathay Financial Holdings Company, Ltd.	427,260	548,347

Cathay Real Estate Development Company, Ltd.	1,529,000	696,154

Central Reinsurance Company, Ltd.	330,535	169,693

54	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Taiwan (continued)

Chain Qui Development Company, Ltd.	216,000	$160,993

Champion Building Materials Company, Ltd.	512,852	310,482

Chang Hwa Commercial Bank, Ltd.	4,122,380	3,063,385

Chang Wah Electromaterials, Inc.	5,150	14,953

Charoen Pokphand Enterprise	300,000	165,198

Cheng Loong Corp.	1,780,480	738,730

Cheng Shin Rubber Industry Company, Ltd.	394,059	919,313

Cheng UEI Precision Industry Company, Ltd.	666,673	1,884,913

Chenming Mold Industrial Corp.	16,000	14,717

Chia Hsin Cement Corp.	895,699	551,871

Chicony Electronics Company, Ltd.	40,630	70,409

Chien Kuo Construction Company, Ltd.	425,872	218,351

Chien Shing Stainless Steel Company, Ltd. (I)	319,000	60,756

Chimei Innolux Corp. (I)	10,583,758	4,584,041

Chin-Poon Industrial Company, Ltd.	678,642	440,195

China Airlines, Ltd.	346,961	185,315

China Chemical & Pharmaceutical Company, Ltd.	84,000	56,637

China Development Financial Holdings Corp.	18,556,331	6,087,249

China Ecotek Corp.	21,000	44,233

China Electric Manufacturing Corp.	147,000	104,141

China General Plastics Corp. (I)	588,000	230,430

China Hi-ment Corp.	13,000	18,443

China Life Insurance Company, Ltd.	328,000	421,005

China Manmade Fibers Corp. (I)	2,062,000	850,894

China Metal Products Company, Ltd.	481,947	396,742

China Motor Company, Ltd.	1,144,905	1,229,552

China Petrochemical Development Corp.	3,306,358	4,896,668

China Steel Chemical Corp.	50,000	251,175

China Steel Corp.	561,000	610,561

China Steel Structure Company, Ltd.	204,000	194,356

China Synthetic Rubber Corp.	926,937	925,013

China Wire & Cable Company, Ltd. (I)	483,000	153,196

Chinatrust Financial Holding Company, Ltd.	676,823	551,881

Ching Feng Home Fashions Company, Ltd. (I)	108,780	15,803

Chong Hong Construction Company	65,400	157,114

Chroma ATE, Inc.	128,440	323,794

Chun Yu Works & Company, Ltd. (I)	405,000	135,552

Chun Yuan Steel Industrial Company, Ltd.	698,688	327,163

Chung Hsin Electric & Machinery Manufacturing Corp.	623,000	331,324

Chung Hung Steel Corp.	1,551,226	664,621

Chung Hwa Pulp Corp.	868,290	331,695

Chunghwa Picture Tubes, Ltd. (I)	5,416,320	484,625

Chunghwa Telecom Company, Ltd., ADR	57,944	2,014,713

Chuwa Wool Industry Company, Ltd.	99,000	83,730

Chyang Sheng Dyeing & Finishing Company, Ltd. (I)	70,000	24,464

Clevo Company	175,000	282,779

CMC Magnetics Corp. (I)	5,157,000	874,017

Collins Company, Ltd.	285,797	162,405

See notes to financial statements	Annual report | Emerging Markets Fund	55

	Shares	Value
Taiwan (continued)

Compal Communications, Inc.	315,000	$344,146

Compal Electronics, Inc.	2,212,895	2,388,169

Compeq Manufactuing Company, Ltd. (I)	1,703,000	728,443

Continental Holdings Corp.	875,000	343,266

Cosmo Electronics Corp. (I)	20,000	18,457

Coxon Precise Industrial Company, Ltd.	152,231	211,046

CSBC Corp. Taiwan	37,197	32,653

CTCI Corp.	158,000	209,567

Cyberlink Corp. (I)	5,000	10,904

Cybertan Technology, Inc.	15,000	17,448

D-Link Corp.	1,083,627	872,542

Da Cin Construction Company, Ltd.	287,000	171,935

Darfon Electronics Corp.	351,950	256,431

De Licacy Industrial Company	150,000	51,056

Delpha Construction Company, Ltd.	323,905	123,437

Delta Electronics, Inc.	317,000	937,997

Depo Auto Parts Industrial Company, Ltd.	52,000	107,622

DFI, Inc.	62,000	52,174

Dynamic Electronics Company, Ltd.	369,685	144,238

E-lead Electronic Company, Ltd. (I)	9,000	7,812

E-life Mall Corp.	16,000	28,818

E.Sun Financial Holding Company, Ltd.	7,143,448	4,191,193

Eastern Media International Corp. (I)	1,374,053	225,915

Eclat Textile Company, Ltd.	182,384	309,494

Edom Technology Company, Ltd.	220,000	70,176

Elan Microelectronics Corp.	105,000	113,219

Elite Advanced Laser Corp.	30,000	61,042

Elite Semiconductor Memory Technology, Inc.	12,000	12,808

Elitegroup Computer Systems Company, Ltd. (I)	1,162,576	316,972

Enlight Corp. (I)	49,439	6,233

Entie Commercial Bank	360,000	169,151

Eternal Chemical Company, Ltd.	297,644	265,247

EVA Airways Corp.	415,419	305,616

Everest Textile Company, Ltd. (I)	653,000	130,309

Evergreen International Storage & Transport Corp.	959,320	640,202

Evergreen Marine Corp.	2,679,000	1,727,179

Everlight Chemical Industrial Corp.	21,000	13,720

Everlight Electronics Company, Ltd.	82,000	152,947

Everspring Industry Company, Ltd. (I)	277,000	71,085

Evertop Wire Cable Corp. (I)	98,275	18,267

Excel Cell Electronic Company, Ltd.	103,000	44,655

Far Eastern Department Stores Company, Ltd.	576,746	1,077,874

Far Eastern International Bank	2,692,909	1,272,579

Far Eastern New Century Corp.	147,290	192,587

Far EasTone Telecommunications Company, Ltd.	390,000	623,212

Faraday Technology Corp.	111,586	111,588

Farglory Land Development Company, Ltd.	82,000	150,999

Federal Corp.	682,049	400,132

56	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Taiwan (continued)

Feng Hsin Iron & Steel Company, Ltd.	153,000	$297,836

Feng Tay Enterprise Company, Ltd.	45,000	38,741

First Copper Technology Company, Ltd.	476,000	177,719

First Financial Holding Company, Ltd.	11,145,351	8,610,028

First Hotel	31,040	25,850

First Insurance Company, Ltd.	364,165	206,491

First Steamship Company, Ltd.	60,000	131,040

Flexium Interconnect, Inc.	29,229	87,443

Flytech Technology Company, Ltd.	25,298	55,544

Forhouse Corp.	575,894	358,252

Formosa Advanced Technologies Company, Ltd.	14,000	13,196

Formosa Chemicals & Fibre Corp.	276,000	841,886

Formosa International Hotels Corp.	7,000	113,054

Formosa Oilseed Processing	198,874	91,401

Formosa Petrochemical Corp.	138,000	404,300

Formosa Plastics Corp.	322,000	1,004,973

Formosa Taffeta Company, Ltd.	1,616,000	1,650,558

Formosan Rubber Group, Inc.	767,000	633,287

Formosan Union Chemical	484,158	325,617

Founding Construction & Development Company, Ltd.	217,310	152,228

Foxconn Technology Company, Ltd.	39,100	139,839

Froch Enterprise Company, Ltd. (I)	292,000	141,666

FSP Technology, Inc.	363,224	299,198

FU I Industrial Company, Ltd.	159,000	67,921

Fubon Financial Holding Company, Ltd. (I)	139,000	198,983

Fullerton Technology Company, Ltd.	156,819	160,284

Fwusow Industry Company, Ltd.	389,638	224,052

G Shank Enterprise Company, Ltd.	226,000	136,822

Gamma Optical Company, Ltd.	129,800	37,492

Gem Terminal Industrial Company, Ltd.	47,500	26,964

Gemtek Technology Corp.	17,496	15,365

Genesis Photonics, Inc. (I)	78,847	144,183

Genius Electronic Optical Company, Ltd.	15,000	163,930

Geovision, Inc.	11,697	37,990

Getac Technology Corp.	623,000	395,005

Giant Manufacturing Company, Ltd.	71,000	265,014

Giantplus Technology Company, Ltd. (I)	345,000	141,136

Gigabyte Technology Company, Ltd.	1,041,719	1,028,913

Gigastorage Corp.	18,000	17,472

Global Brands Manufacture, Ltd. (I)	279,886	149,230

Global Mixed Mode Technology, Inc.	23,000	67,196

Global Unichip Corp.	28,000	94,766

Gold Circuit Electronics, Ltd. (I)	822,071	280,817

Goldsun Development & Construction Company, Ltd.	2,507,005	1,169,167

Gordon Auto Body Parts Company, Ltd. (I)	134,184	32,695

Grand Pacific Petrochemical Corp.	1,580,000	940,142

Grape King Industrial Cogrape King Inc	34,000	59,093

Great China Metal Industry Company, Ltd.	303,000	402,184

See notes to financial statements	Annual report | Emerging Markets Fund	57

	Shares	Value
Taiwan (continued)

Great Wall Enterprise Company, Ltd.	498,128	$541,778

Greatek Electronics, Inc.	675,158	488,182

GTM Corp.	263,000	156,487

Hannstar Board Corp. (I)	414,467	217,382

HannStar Display Corp. (I)	9,541,000	852,911

Hey Song Corp.	927,000	1,078,605

Highwealth Construction Corp.	118,000	228,596

Hiti Digital, Inc.	14,000	9,240

Hitron Technology, Inc.	154,000	104,653

Hiwin Technologies Corp.	40,660	420,758

Ho Tung Chemical Corp. (I)	892,201	589,078

Hocheng Group Corp. (I)	444,000	146,280

Hold-Key Electric Wire & Cable Company, Ltd.	291,119	121,645

Holiday Entertainment Company, Ltd.	31,000	51,569

Holtek Semiconductor, Inc.	57,000	59,896

Holystone Enterprise Company, Ltd.	332,478	322,658

Hon Hai Precision Industry Company, Ltd.	976,600	2,480,755

Hong Ho Precision Textile Company (I)	39,000	26,647

Hong TAI Electric Industrial Company, Ltd.	409,000	144,238

Hong YI Fiber Industry Company	147,680	56,154

Hota Industrial Manufacturing Company, Ltd. (I)	5,000	2,069

Hotai Motor Company, Ltd.	55,000	258,198

Hsin Kuang Steel Company, Ltd.	420,153	375,210

Hsing TA Cement Company, Ltd.	227,000	81,892

HTC Corp.	89,700	2,355,398

Hua Eng Wire & Cable Company, Ltd.	1,053,000	359,769

Hua Nan Financial Holdings Company, Ltd.	3,904,362	2,722,853

Huaku Development Company, Ltd.	78,209	189,202

Huang Hsiang Construction Company	50,000	107,850

Hung Ching Development Company, Ltd.	203,000	110,973

Hung Sheng Construction Company, Ltd.	935,008	467,509

Hwa Fong Rubber Company, Ltd. (I)	584,770	175,264

I-Chiun Precision Industry Company, Ltd.	33,000	17,076

Ichia Technologies, Inc. (I)	512,300	230,505

ICP Electronics, Inc.	16,000	23,062

Infortrend Technology, Inc.	40,000	42,301

Inotera Memories, Inc. (I)	4,137,165	960,644

Inventec Appliances Corp.	339,000	207,013

Inventec Company, Ltd.	3,910,089	1,472,922

Iteq Corpiteq Corp.	16,000	19,430

Jenn Feng New Energy Company, Ltd. (I)	27,000	24,896

Jess-Link Products Company, Ltd. (I)	23,000	30,046

Johnson Health Tech Company, Ltd. (I)	26,000	53,729

Jui Li Enterprise Company, Ltd.	66,950	20,646

K Laser Technology, Inc.	193,214	71,094

Kang Na Hsiung Enterprise Company, Ltd.	241,000	137,646

Kaulin Manufacturing Company, Ltd.	234,490	221,043

KEE TAI Properties Company, Ltd.	624,973	348,256

58	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Taiwan (continued)

Kenda Rubber Industrial Company, Ltd.	135,350	$176,448

Kerry TJ Logistics Company, Ltd.	133,000	153,610

Kian Shen Corpkian Shen Corporation	9,000	15,286

Kindom Construction Company, Ltd.	561,000	369,613

King Slide Works Company, Ltd.	10,000	36,199

King Yuan Electronics Company, Ltd.	2,299,762	893,439

King’s Town Bank (I)	1,683,000	1,195,235

Kinik Company	28,000	40,825

Kinko Optical Company, Ltd.	56,648	82,335

Kinpo Electronics, Inc.	2,091,724	552,440

Kinsus Interconnect Technology Corp.	88,000	320,836

Kung Long Batteries Industrial Company, Ltd. (I)	12,000	21,178

Kwong Fong Industries Corp.	653,100	242,224

KYE System Corp.	112,000	50,259

L&K Engineering Company, Ltd.	245,952	235,258

Lan Fa Textile Company, Ltd.	382,183	171,030

Largan Precision Company, Ltd.	25,000	716,812

LCY Chemical Corp.	19,000	41,599

Lead Data, Inc. (I)	428,173	39,785

Leader Electronics, Inc.	181,867	64,724

Leadtrend Technology Corp.	15,599	35,077

Lealea Enterprise Company, Ltd.	1,316,941	609,622

Ledtech Electronics Corp.	6,236	3,866

LEE CHI Enterprises Company, Ltd.	287,000	107,141

Lelon Electronics Corp. (I)	162,000	105,295

Leofoo Development Company, Ltd. (I)	370,197	206,672

LES Enphants Company, Ltd.	30,160	32,680

Li Peng Enterprise Company, Ltd.	638,950	268,057

Lian Hwa Food Corp.	141,110	222,098

Lien Hwa Industrial Corp.	955,784	657,381

Lingsen Precision Industries, Ltd.	562,101	314,916

LITE-On It Corp.	705,271	764,450

Lite-On Semiconductor Corp.	463,080	236,419

Lite-On Technology Corp.	4,240,167	4,629,744

Long Bon International Company, Ltd.	530,000	211,594

Long Chen Paper Company, Ltd.	730,476	240,404

Lucky Cement Corp. (I)	272,000	63,005

Lumax International Corp., Ltd.	36,450	92,761

Macronix International Company, Ltd.	4,896,694	2,053,881

Makalot Industrial Company, Ltd.	27,000	63,613

Marketech International Corp.	207,000	159,036

Masterlink Securities Corp.	1,915,780	755,227

Maxtek Technology Company, Ltd.	76,000	53,691

Mayer Steel Pipe Corp.	250,407	153,952

Maywufa Company, Ltd.	18,000	8,794

MediaTek, Inc.	117,000	1,182,036

Mega Financial Holding Company, Ltd.	12,490,920	11,112,065

Meiloon Industrial Company, Ltd.	299,231	128,223

See notes to financial statements	Annual report | Emerging Markets Fund	59

	Shares	Value
Taiwan (continued)

Mercuries & Associates, Ltd.	532,006	$590,179

Mercuries Data Systems, Ltd. (I)	163,000	92,594

Merida Industry Company, Ltd.	70,000	173,616

Micro-Star International Company, Ltd.	1,832,488	860,092

Microelectronics Technology, Inc. (I)	647,000	210,524

MIN AIK Technology Company, Ltd.	63,000	134,830

Mitac International Corp.	2,247,466	837,455

Mobiletron Electronics Company, Ltd. (I)	67,000	48,374

Mosel Vitelic, Inc. (I)	1,060,109	179,281

Mustek Systems, Inc. (I)	40,151	3,245

Nak Sealing Technologies Corp.	12,000	22,304

Namchow Chemical Industrial Company, Ltd.	59,000	60,866

Nan Kang Rubber Tire Company, Ltd.	112,943	190,016

Nan Ya Plastics Corp.	333,000	796,063

Nan Ya Printed Circuit Board Corp.	50,930	168,824

Nantex Industry Company, Ltd. (I)	292,520	307,478

National Petroleum Company, Ltd.	44,000	50,247

New Asia Construction & Development Corp. (I)	252,000	90,455

Nien Hsing Textile Company, Ltd. (I)	562,205	436,984

Novatek Microelectronics Corp., Ltd.	162,000	427,520

Ocean Plastics Company, Ltd. (I)	29,000	20,862

Optimax Technology Corp. (I)	170,816	9,728

Opto Technology Corp.	223,000	92,753

Orient Semiconductor Electronics, Ltd. (I)	720,000	155,814

Oriental Union Chemical Corp.	214,000	344,777

Orise Technology Company, Ltd.	9,000	9,559

Pacific Construction Company, Ltd. (I)	267,000	43,008

Pan-International Industrial	50,500	61,340

Paragon Technologies Company, Ltd.	116,000	117,923

Pegatron Corp.	987,321	963,030

Phihong Technology Company, Ltd.	70,416	102,543

Phytohealth Corp. (I)	33,000	45,968

Pihsiang Machinery Manufacturing Company, Ltd. (I)	41,000	55,533

Plotech Company, Ltd.	146,000	82,958

Polaris Securities Company, Ltd.	3,956,238	2,819,606

Polytronics Technology Corp.	21,000	37,915

Pou Chen Corp.	4,233,448	3,257,157

Power Quotient International Company, Ltd.	131,000	49,560

Powercom Compnay Ltd. (I)	38,000	34,533

Powertech Industrial Company, Ltd.	13,000	9,730

Powertech Technology, Inc.	136,000	328,626

President Chain Store Corp.	116,000	738,768

President Securities Corp.	1,539,077	906,746

Prince Housing & Development Corp.	567,000	538,359

Prodisc Technology, Inc. (I)	540,000	3,164

Promate Electronic Company, Ltd.	222,000	136,777

Promise Technology, Inc. (I)	15,000	7,841

Qisda Corp.	1,246,440	343,979

60	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Taiwan (continued)

Quanta Computer, Inc.	196,000	$399,045

Quintain Steel Company, Ltd. (I)	427,750	130,976

Radiant Opto-Electronics Corp.	837,651	2,755,642

Radium Life Tech Company, Ltd.	87,425	85,393

Ralec Electronic Corp.	80,259	115,040

Realtek Semiconductor Corp.	21,210	32,991

Rechi Precision Company, Ltd.	364,620	324,591

Rexon Industrial Corp., Ltd. (I)	291,000	50,760

Richtek Technology Corp.	56,000	287,875

Ritek Corp. (I)	4,925,428	917,575

Ruentex Development Company, Ltd. (I)	110,000	125,558

Ruentex Industries, Ltd. (I)	112,000	196,439

Sampo Corp.	1,206,997	379,528

San Fang Chemical Industry Company, Ltd.	19,000	17,330

Sanyang Industrial Company, Ltd.	1,248,481	861,638

Sanyo Electric Taiwan Company, Ltd.	26,000	27,200

Sci Pharmtech, Inc.	10,759	20,277

Senao International Company, Ltd.	32,000	139,198

Sercomm Corp.	45,000	62,697

Sesoda Corp.	10,000	10,960

Shan-Loong Transportation Company, Ltd.	4,000	2,376

Sheng Yu Steel Company, Ltd.	188,000	127,526

Shenmao Technology, Inc.	13,000	20,183

Shih Wei Navigation Company, Ltd.	54,000	62,675

Shihlin Electric & Engineering Corp.	624,213	715,473

Shihlin Paper Corp. (I)	48,000	90,026

Shin Kong Financial Holding Company, Ltd. (I)	11,255,017	4,002,736

Shin Zu Shing Company, Ltd.	159,933	305,511

Shining Building Business Company, Ltd. (I)	62,300	67,602

Shinkong Insurance Company, Ltd.	310,000	187,165

Shinkong Synthetic Fibers Corp.	2,563,185	991,096

Shinkong Textile Company, Ltd.	59,000	75,615

Shuttle, Inc. (I)	229,985	81,053

Sigurd Microelectronics Corp.	541,887	375,116

Silicon Integrated Systems Corp.	1,181,000	503,575

Siliconware Precision Industries Company	200,528	920,424

Silitech Technology Corp.	39,280	106,298

Sinbon Electronics Company, Ltd.	291,000	192,752

Sincere Navigation Corp.	306,000	314,653

Sinkang Industries, Ltd.	121,380	57,888

Sinon Corp.	625,150	262,540

SinoPac Holdings Company, Ltd.	11,762,954	4,536,995

Sintek Photronic Corp. (I)	100,000	46,228

Sinyi Realty Company	80,800	135,581

Siward Crystal Technology Company, Ltd. (I)	217,301	78,465

Solelytex Industrial Corp. (I)	136,758	52,172

Solomon Technology Corp.	235,036	83,312

Sonix Technology Company, Ltd.	67,000	107,307

See notes to financial statements	Annual report | Emerging Markets Fund	61

	Shares	Value
Taiwan (continued)

Southeast Cement Company, Ltd.	390,000	$149,643

Spirox Corp.	172,369	98,467

Springsoft, Inc.	348,000	373,668

Standard Foods Corp.	69,000	245,547

Stark Technology, Inc.	164,000	181,096

Sunplus Technology Company, Ltd.	858,000	390,857

Sunspring Metal Corp.	17,000	17,216

Supreme Electronics Company, Ltd.	322,000	201,491

Sweeten Construction Company, Ltd.	109,286	61,472

Synnex Technology International Corp.	104,132	265,028

TA Chen Stainless Pipe (I)	993,747	593,112

Ta Chong Bank Company, Ltd. (I)	2,940,000	949,603

Ta Ya Electric Wire & Cable Company, Ltd.	993,406	292,275

TA-I Technology Company, Ltd.	109,061	80,436

Tah Hsin Industrial Company, Ltd.	125,000	135,753

Tai Roun Products Company, Ltd. (I)	111,000	44,982

Taichung Commercial Bank (I)	2,361,120	906,285

Tainan Enterprises Company, Ltd.	201,467	274,255

Tainan Spinning Company, Ltd.	2,084,390	1,087,709

Taishin Financial Holdings Company, Ltd.	9,767,308	4,439,071

Taisun Enterprise Company, Ltd.	409,734	258,005

Taita Chemical Company, Ltd.	460,084	256,376

Taiwan Acceptance Corp.	26,000	61,700

Taiwan Business Bank (I)	4,962,920	1,753,420

Taiwan Cement Corp.	6,978,726	9,342,784

Taiwan Cogeneration Corp.	603,137	394,606

Taiwan Cooperative Bank	7,672,706	5,427,567

Taiwan Fertilizer Company, Ltd.	161,000	499,767

Taiwan Fu Hsing Industrial Company, Ltd.	233,000	142,432

Taiwan Glass Industrial Corp.	990,367	1,277,759

Taiwan Hon Chuan Enterprise Company Ltd.	98,400	266,916

Taiwan Kolin Company, Ltd. (I)	400,000	0

Taiwan Land Development Corp. (I)	722,811	348,115

Taiwan Life Insurance Company, Ltd.	72,100	61,581

Taiwan Mask Corp.	442,850	155,469

Taiwan Mobile Company, Ltd. (I)	383,000	1,036,811

Taiwan Navigation Company, Ltd.	18,000	17,463

Taiwan Paiho, Ltd.	456,395	402,430

Taiwan Pulp & Paper Corp.	576,640	218,294

Taiwan Sakura Corp.	57,016	38,141

Taiwan Secom Company, Ltd.	105,000	190,195

Taiwan Sogo Shin Kong	372,000	321,469

Taiwan Styrene Monomer Corp. (I)	1,000,479	380,314

Taiwan Tea Corp.	967,723	591,928

Taiyen Biotech Company, Ltd.	395,000	407,427

Tatung Company, Ltd. (I)	4,056,766	1,758,086

Teapo Electronic Corp. (I)	248,512	42,735

Teco Electric & Machinery Company, Ltd.	3,422,109	2,228,374

62	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Taiwan (continued)

Tecom Company, Ltd. (I)	41,000	$3,857

Ten Ren Tea Company, Ltd.	17,000	30,797

Test Research, Inc.	32,000	42,467

Test-Rite International Company, Ltd.	55,000	43,527

Tex-Ray Industrial Company, Ltd. (I)	90,000	30,460

The Ambassador Hotel	84,000	94,065

Ton Yi Industrial Corp.	1,459,500	885,101

Tong Hsing Electronic Industries, Ltd.	44,951	113,992

Tong Yang Industry Company, Ltd.	336,814	374,006

Tong-Tai Machine & Tool Company, Ltd.	64,800	64,399

Topco Scientific Company, Ltd.	212,894	311,228

Topoint Technology Company, Ltd.	173,208	134,647

Transcend Information, Inc.	28,000	64,036

Tripod Technology Corp.	118,770	398,730

Tsann Kuen Enterprise Company, Ltd.	34,220	82,034

TSRC Corp.	127,300	323,849

Ttet Union Corp.	36,000	62,492

Tung Ho Steel Enterprise Corp.	1,512,138	1,615,892

Tung Ho Textile Company, Ltd. (I)	247,000	106,234

Twinhead International Corp. (I)	224,000	26,041

TXC Corp.	33,659	39,259

TYC Brother Industrial Company, Ltd. (I)	327,052	145,676

Tycoons Group Enterprise Company, Ltd. (I)	594,536	155,087

TZE Shin International Company, Ltd. (I)	233,248	90,833

U-Ming Marine Transport Corp.	103,000	172,151

U-Tech Media Corp. (I)	301,000	66,847

Uni-President Enterprises Corp.	630,260	934,036

Unimicron Technology Corp.	213,855	310,409

Union Bank of Taiwan (I)	1,256,642	489,844

Union Insurance Company, Ltd. (I)	46,000	27,440

Unitech Electronics Company, Ltd.	211,039	94,383

Unitech Printed Circuit Board Corp.	727,869	357,454

United Microelectronics Corp.	24,273,468	9,507,018

Unity Opto Technology Company, Ltd.	26,000	24,682

Universal Cement Corp.	929,808	489,318

Universal Microelectronics Company, Ltd.	143,000	52,653

Unizyx Holding Corp.	699,000	463,786

UPC Technology Corp.	1,110,357	664,254

USI Corp.	1,246,784	1,419,696

Ve Wong Corp.	218,450	170,754

Via Technologies, Inc. (I)	122,000	118,783

Visual Photonics Epitaxy Company, Ltd.	85,000	117,544

Wah Lee Industrial Corp.	12,000	18,353

Walsin Lihwa Corp.	6,333,000	2,438,952

Walsin Technology Corp.	897,721	322,465

Walton Advanced Engineering, Inc.	383,661	151,701

Wan Hai Lines, Ltd.	468,216	264,771

Waterland Financial Holding Company (I)	4,113,318	1,735,058

See notes to financial statements	Annual report | Emerging Markets Fund	63

	Shares	Value
Taiwan (continued)

WEI Chih Steel Industrial Company, Ltd. (I)	255,000	$64,947

Wei Chuan Food Corp. (I)	133,000	161,706

Weikeng Industrial Company, Ltd.	270,900	223,801

Well Shin Technology Company, Ltd.	72,420	93,033

Wellypower Optronics Corp.	235,000	153,546

Weltrend Semiconductor, Inc.	35,000	21,363

Winbond Electronics Corp. (I)	5,386,000	1,136,619

Wintek Corp.	2,021,661	1,753,849

Wistron Corp.	150,142	186,318

Wistron NeWeb Corp.	30,649	78,070

WPG Holdings Company, Ltd.	221,760	331,425

WT Microelectronics Company, Ltd.	170,333	286,269

WUS Printed Circuit Company, Ltd. (I)	556,000	350,873

Yageo Corp.	3,968,000	1,274,102

Yang Ming Marine Transport Corp. (I)	2,239,015	1,207,419

Yem Chio Company, Ltd.	128,000	129,539

Yeun Chyang Industrial Company, Ltd.	496,000	338,232

Yi Jinn Industrial Company, Ltd. (I)	458,501	144,550

Yieh Phui Enterprise Company, Ltd.	1,857,602	728,649

Young Fast Optoelectronics Company, Ltd.	36,648	107,915

Young Optics, Inc.	23,000	91,347

Yuanta Financial Holdings Company, Ltd. (I)	12,814,282	7,545,788

Yuen Foong Yu Paper Manufacturing Company, Ltd.	2,195,614	899,000

Yulon Motor Company, Ltd.	1,730,900	3,925,667

Yung Chi Paint & Varnish Manufacturing Company, Ltd.	92,850	143,877

Yungshin Global Holding Corp.	76,000	109,270

Yungtay Engineering Company, Ltd.	608,000	1,081,677

Zenitron Corp.	256,000	174,968

Zig Sheng Industrial Company, Ltd.	599,468	374,555

Zinwell Corp.	84,000	94,884

Thailand 2.16%		50,761,736

A.J. Plast PCL, Foreign Shares	26,200	19,582

Advanced Info Service PCL	188,391	713,459

Airports of Thailand PCL	72,900	114,324

Amata Corp. PCL	51,100	25,064

Asia Plus Securities PCL	1,679,600	156,920

Asian Property Development PCL	648,480	130,908

Bangchak Petroleum PCL	1,001,000	731,461

Bangkok Bank PCL (Foreign Registered Shares)	1,426,505	7,810,733

Bangkok Chain Hospital PCL	276,000	64,004

Bangkok Dusit Medical Services PCL	169,500	356,306

Bangkok Expressway PCL	708,800	423,341

Bangkok Insurance PCL	8,050	69,568

Bangkokland PCL (I)	16,323,800	359,483

Bank of Ayudhya PCL	5,079,200	4,338,513

Banpu PCL	22,600	479,869

BEC World PCL	213,700	288,784

Bumrungrad Hospital PCL	100,100	127,755

64	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Thailand (continued)

Cal-Comp Electronics Thailand PCL	3,042,400	$298,454

Central Pattana PCL	114,300	143,018

Central Plaza Hotel PCL	1,632,600	582,877

Charoen Pokphand Foods PCL	425,833	447,572

CP ALL PCL	311,500	532,679

Delta Electronics Thailand PCL	188,400	137,670

Diamond Building Products PCL	240,000	50,050

Dynasty Ceramic PCL	73,100	123,175

Eastern Water Resources Development & Management PCL	140,000	28,729

Electricity Generating PCL, Foreign Shares	32,500	76,180

Erawan Group PCL/The (I)	119,800	9,993

Esso Thailand PCL	2,335,900	802,795

G J Steel PCL (I)	24,328,200	186,703

G Steel PCL (I)	12,662,700	253,508

Glow Energy PCL	91,300	165,266

Hana Microelectronics PCL	568,100	424,606

Hemaraj Land & Development PCL	674,700	51,779

Home Product Center PCL	630,800	214,687

IRPC PCL	14,785,900	2,377,979

Italian-Thai Development PCL	3,859,370	582,060

Jasmine International PCL (I)	6,601,900	519,869

Kang Yong Electric PCL	2,800	17,284

Kasikornbank PCL (Foreign Shares)	195,400	831,343

KGI Securities Thailand PCL	2,669,900	206,679

Khon Kaen Sugar Industry PCL	185,300	95,216

Kiatnakin Finance PCL	530,400	610,571

Krung Thai Bank PCL	5,383,600	3,430,990

Krungthai Card PCL	126,000	57,598

Land & Houses PCL	112,600	27,324

Lanna Resources PCL	18,700	15,755

Loxley PCL	988,200	122,659

LPN Development PCL	71,100	26,571

Major Cineplex Group PCL	73,900	27,370

MBK PCL	86,100	270,768

MCOT PCL	29,100	30,343

Minor International PCL, Foreign Shares	463,100	197,787

Padaeng Industry PCL	183,200	102,695

Polyplex PCL	275,000	169,753

Power Line Engineering PCL (I)	492,400	26,781

Pranda Jewelry PCL	214,300	45,763

Precious Shipping PCL	882,400	503,471

Preuksa Real Estate PCL	336,300	212,081

PTT Aromatics & Refining PCL	2,525,300	2,885,937

PTT Chemical PCL	41,900	190,836

PTT Exploration & Production PCL	217,598	1,270,592

PTT PCL, Foreign Shares	186,300	2,045,135

Quality House PCL	5,687,200	328,290

Ratchaburi Electricity Generating Holding PCL	97,000	143,218

See notes to financial statements	Annual report | Emerging Markets Fund	65

	Shares	Value
Thailand (continued)

Regional Container Lines PCL (I)	829,300	$201,998

Robinson Department Store PCL	153,900	200,270

Saha-Union PCL	266,600	289,106

Sahaviriya Steel Industries PCL (I)	13,343,880	400,717

Samart Corp. PCL	84,400	16,897

Samart Telcoms PCL	66,400	26,808

Sansiri PCL	1,565,783	276,899

SC Asset Corp. PCL	336,400	163,879

Seamico Securities PCL (I)	421,400	23,481

Siam Cement PCL, NVDR	9,800	109,274

Siam City Cement PCL	22,200	171,111

Siam Commercial Bank PCL	185,231	735,485

Siam Makro PCL	27,400	224,905

Siamgas & Petrochemicals PCL	172,700	87,013

SNC Former PCL	31,600	26,254

STP & I PCL (I)	15,100	11,034

Supalai PCL	73,100	34,635

SVI PCL	169,300	22,822

Tata Steel Thailand PCL (I)	7,517,600	301,005

Thai Airways International PCL	1,531,011	1,302,662

Thai Carbon Black PCL	174,100	151,038

Thai Oil PCL	1,563,500	3,495,312

Thai Plastic & Chemical PCL	691,800	640,556

Thai Stanley Electric PCL	14,200	80,310

Thai Tap Water Supply PCL	562,900	96,728

Thai Union Frozen Products PCL	16,000	30,164

Thai Vegetable Oil PCL	86,800	68,351

Thai-German Ceramic PCL (I)	93,000	13,902

Thaicom PCL (I)	811,700	278,963

Thanachart Captial PCL	1,114,500	1,171,396

Thoresen Thai Agencies PCL	608,670	396,032

Ticon Industrial Connection PCL	133,100	60,843

Tipco Asphalt PCL (I)	8,800	13,800

TMB Bank PCL	223,000	12,873

Total Access Communication PCL	128,500	299,062

TPI Polene PCL	1,778,440	765,495

True Corp. PCL (I)	1,831,900	239,608

Vanachai Group PCL	1,124,200	153,794

Vinythai PCL	100,000	54,721

Turkey 1.53%		36,090,792

Adana Cimento Sanayi AS	183,047	66,917

Adana Cimento Sanayii Turk Anonim Sirketi AS, Class A	99,918	230,150

Advansa Sasa Polyester Sanayi AS (I)	140,873	125,287

Akbank AS	109,708	414,075

Akcansa Cimento AS	113,818	432,473

Akenerji Elektrik Uretim AS (I)	13,167	27,822

Aksa Akrilik Kimya Sanayi AS	173,463	418,701

Aksigorta AS (I)	290,218	202,046

66	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Turkey (continued)

Alarko Holding AS	207,987	$355,984

Altinyildiz Mensucat Ve Konfeksiyon Fabrikalari AS	29,490	310,683

Anadolu Cam Sanayi AS	205,846	350,667

Anadolu Efes Biracilik Ve Malt Sanayii AS	5,469	61,114

Anadolu Hayat Emeklilik AS	6,597	12,245

Anadolu Isuzu Otomotiv Sanayi AS (I)	7,282	35,264

Anadolu Sigorta AS	549,997	261,930

Arcelik AS	369,761	1,306,847

Ayen Enerji AS (I)	20,072	27,542

Aygaz AS	201,651	1,003,605

Bagfas Bandirma Gubre Fabrik	32	2,744

Baticim Bati Anadolu Cimento Sanayii AS	21,536	88,815

BatiSoke Soke Cimento Sanayii TAS	24,824	20,242

BIM Birlesik Magazalar AS	6,094	197,926

Bolu Cimento Sanayii AS	137,486	107,616

Borusan Mannesmann Boru Sanayi ve Ticaret AS (I)	15,924	226,658

Celebi Hava Servisi AS	763	9,784

Cemtas Celik Makina Sanayi Ticaret AS (I)	81,516	57,187

Cimsa Cimento Sanayi VE Tica	125,463	518,887

Coca-Cola Icecek AS	2,743	34,137

Deva Holding AS (I)	178,203	178,532

Dogan Gazetecilik AS (I)	62,235	77,077

Dogan Sirketler Grubu Holdings (I)	1,991,109	772,877

Dogus Otomotiv Servis ve Ticaret AS (I)	210,506	496,685

Eczacibasi Yapi Gerecleri Sanayi Ve Ticaret AS (I)	739	1,082

Eczacibasi Yatirim Holding Ortakligi AS	7,623	20,486

EGE Seramik Sanayi ve Ticaret AS	103,309	102,679

EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	368,380	445,200

Eregli Demir ve Celik Fabrikalari TAS	1,194,957	2,326,157

Ford Otomotiv Sanayi AS	3,494	23,651

Gentas Genel Metal Sanayi ve Ticaret AS	146,068	137,665

Global Yatirim Holding AS (I)	508,853	357,916

Goldas Kuyumculuk Sanayi Ithalat Ve Ihracat AS (I)	54,847	21,386

Goltas Goller Bolgesi Cimento Sanayi Ve Ticaret AS	400	11,785

Goodyear Lastikleri Turk AS	17,513	503,156

GSD Holding (I)	559,767	225,151

Gubre Fabrikalari Tasgubre Fabrikalari Tas (I)	1,894	12,829

Gunes Sigorta (I)	31,526	33,929

Hurriyet Gazetecilik AS (I)	513,859	282,606

Ihlas EV Aletleri AS (I)	221,809	104,759

Ihlas Holding AS (I)	1,597,768	875,784

Ipek Matbacilik Sanayi Ve Ticaret AS (I)	23,316	48,238

Is Yatirim Menkul Degerler AS	46,989	42,278

Isiklar Yatirim Holding Asisiklar Ambalaj AS (I)	170,167	106,507

Izmir Demir Celik Sanayi AS (I)	214,016	435,300

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (I)	418,488	234,424

Kardemir Karabuk Demir Celik Sanayi Ve Ticaret AS, Class B (I)	160,550	101,838

Kardemir Karabuk Demir Celik Sanayi Ve Ticaret AS, Class D (I)	996,031	493,706

See notes to financial statements	Annual report | Emerging Markets Fund	67

	Shares	Value
Turkey (continued)

KOC Holdings AS	832,680	$2,981,520

Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret Anonim
Sirketi AS	309,026	706,554

Koza Anadolu Metal Madencilik Isletmeleri AS (I)	170,561	432,806

Marti Otel Isletmeleri AS (I)	159,875	72,627

Menderes Tekstil Sanayi ve Ticaret AS (I)	198,717	87,563

Mutlu Aku ve Malzemeleri Sanayi AS	28,331	61,694

Net Holding AS (I)	385,491	321,980

Net Turizm Ticaret ve Sanayi AS	231,636	121,567

Nortel Networks Netas Telekomunikasyon AS	6,266	427,381

Otokar Otomotiv Ve Savunma Sanayi AS	272	5,743

Park Elektrik Uretim Madencilik Sanayi Ve Ticaret AS (I)	129,175	227,755

Parsan Makina Parcalari Sanayii AS (I)	28,857	34,983

Petkim Petrokimya Holding AS (I)	952,737	1,290,933

Pinar Entegre Et ve Un Sanayi AS	36,324	122,190

Pinar Sut Mamulleri Sanayii AS	40,679	339,852

Sanko Pazarlama Ithalat Ihracat AS (I)	20,076	44,436

Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	91,563	223,670

Sekerbank AS	633,233	323,022

Selcuk Ecza Deposu Ticaret ve Sanayi AS	255,745	238,933

Soda Sanayii AS	76,481	140,335

Tekfen Holding AS	207,445	639,616

Tekstil Bankasi AS (I)	140,973	55,696

Trakya Cam Sanayi AS	460,146	694,971

Tupras Turkiye Petrol Rafinerileri AS	3,211	61,643

Turcas Petrolculuk AS	154,284	258,163

Turk Hava Yollari (I)	1,082,966	1,526,718

Turk Sise ve Cam Fabrikalari AS	911,786	1,711,578

Turk Telekomunikasyon AS	44,156	201,873

Turkcell Iletisim Hizmetleri AS, ADR, ADR (I)	32,281	363,484

Turkiye Garanti Bankasi AS	104,540	386,161

Turkiye Halk Bankasi AS	4,148	26,396

Turkiye Is Bankasi	612,613	1,595,042

Turkiye Sinai Kalkinma Bankasi AS	778,509	838,905

Turkiye Vakiflar Bankasi Tao	1,574,428	2,881,229

Ulker Gida Sanayi ve Ticaret AS	213,853	670,756

Usas Ucak Servisi AS (I)	18,304	26,453

Vestel Beyaz Esya Sanayi ve Ticaret AS	121,350	147,270

Vestel Elektronik Sanayi ve Tracaret AS (I)	239,841	293,957

Yapi ve Kredi Bankasi AS (I)	55,831	112,333

Zorlu Enerji Elektrik Uretim As (I)	11,790	11,973

Ukraine 0.02%		411,377

Kernel Holding SA (I)	18,108	411,377

68	Emerging Markets Fund | Annual report	See notes to financial statements

	Shares	Value
Preferred Securities 2.04%		$48,011,257

(Cost $45,566,907)

Brazil 2.03%		47,757,145

AES Tiete SA	24,552	347,174

Banco ABC Brasil SA	101,700	682,302

Banco Daycoval SA	101,100	552,528

Banco do Estado do Rio Grande do Sul SA	294,300	3,250,075

Banco Industrial e Comercial SA	171,700	959,941

Banco Panamericano SA (I)	166,300	583,967

Banco Pine SA	63,900	412,245

Banco Sofisa SA	83,700	184,025

Bardella SA Industrias Mecanicas	916	57,536

Cia Energetica do Ceara	3,750	73,497

Companhia de Bebidas das Americas	45,000	1,564,640

Companhia de Bebidas das Americas, ADR (L)	111,343	3,968,265

Companhia de Ferro Ligas Da Bahia	143,176	917,391

Companhia de Gas de Sao Paulo, A Shares	1,300	28,174

Companhia de Tecidos Norte de Minas SA	172,700	358,006

Companhia de Transmissao de Energia Eletrica Paulista	6,811	199,722

Companhia Energetica de Sao Paulo	38,238	715,566

Confab Industrial SA	522,016	1,593,691

Contax Participacoes SA	8,300	106,468

Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	23,194	409,854

Eucatex SA Industria e Comercio	24,300	105,327

Forjas Taurus SA	30,314	38,466

Inepar SA Industria e Construcoes	122,505	240,100

Klabin SA	1,428,410	4,773,630

Lojas Americanas SA	123,100	1,207,879

Marcopolo SA	95,000	364,627

Metalurgica Gerdau SA	214,900	2,317,880

Parana Banco SA	21,100	145,668

Petroleo Brasileiro SA	357,356	4,669,266

Randon Participacoes SA	24,971	163,608

Sao Paulo Alpargatas SA	88,700	598,985

Suzano Papel e Celulose SA	547,153	3,110,581

Telemar Norte Leste SA	122,568	3,510,192

Uniao de Industrias Petroquimicas SA (I)	1,223,810	269,071

Universo Online SA	86,900	930,740

Usinas Siderurgicas de Minas Gerais SA	1,081,400	8,151,768

Vale Fertilizantes SA	12,979	194,290

Chile 0.00%		111,587

Embotelladora Andina SA, Class B	23,942	111,587

Malaysia 0.01%		142,525

TA Global BHD (I)	1,466,040	142,525

See notes to financial statements	Annual report | Emerging Markets Fund	69

			Shares	Value
Warrants 0.00%				$62,657

(Cost $14,221)

Hap Seng Consolidated BHD (Expiration Date: 8-9-16,
Strike Price: MYR 1.65) (I)			198,709	25,646

Sunway BHD (Expiration Date: 8-17-16, Strike Price: MYR 2.80) (I)			206,413	36,674

Xiwang Sugar Holdings Company, Ltd. (Expiration Date: 2-22-12,
Strike Price: HKD 2.55) (I)			133,170	337

Rights 0.00%				$11,441

(Cost $0)

Belle Corp. (Expiration Date: 9-28-11, Strike Price: PHP 3.00) (I)			271,000	10,894

Jeonbuk Bank (Expiration Date: 9-23-11, Strike Price: KRW 5000) (I)			11,677	547

		Yield	Shares	Value

Securities Lending Collateral 5.52%				$129,790,581

(Cost $129,774,576)

John Hancock Collateral Investment Trust (W)		0.2283% (Y)	12,972,701	129,790,581

		Maturity
	Yield	date	Par value	Value

Short-Term Investments 2.93%				$68,970,923

(Cost $68,970,923)

Money Market Funds 2.93%				68,970,923

State Street Institutional Liquid Reserves Fund	0.0984%	09-19-34	68,970,923	68,970,923

Total investments (Cost $2,265,941,275)† 105.64%			$2,486,336,470

Other assets and liabilities, net (5.64%)			($132,883,295)

Total net assets 100.00%			$2,353,453,175

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

Currency abbreviations:
HKD	Hong Kong Dollar
KRW	Korean Won
MYR	Malaysia Ringgit
PHP	Philippines Peso
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 8-31-11.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 8-31-11.

† At 8-31-11, the aggregate cost of investment securities for federal income tax purposes was $2,273,156,814. Net unrealized appreciation aggregated $213,179,656, of which $436,812,370 related to appreciated investment securities and $223,632,714 related to depreciated investment securities.

70	Emerging Markets Fund | Annual report	See notes to financial statements

The Fund had the following sector composition as a percentage of net assets on 8-31-11:

Financials	28%
Materials	15%
Energy	13%
Industrials	11%
Consumer Discretionary	9%
Consumer Staples	8%
Information Technology	7%
Telecommunication Services	3%
Utilities	2%
Health Care	1%
Short-Term Investments & Other	3%

See notes to financial statements	Annual report | Emerging Markets Fund	71

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $2,136,166,699)
including $128,016,864 of securities loaned (Note 2)	$2,356,545,889
Investments in affiliated issuers, at value (Cost $129,774,576) (Note 2)	129,790,581

Total investments, at value (Cost $2,265,941,275)	2,486,336,470
Foreign currency, at value (Cost $11,412,603)	11,462,457
Receivable for investments sold	926,568
Receivable for fund shares sold	7,010,727
Dividends and interest receivable	7,436,252
Receivable for securities lending income	50,533
Other receivables and prepaid expenses	774

Total assets	2,513,223,781

Liabilities

Payable for investments purchased	28,949,367
Payable for fund shares repurchased	236,164
Payable upon return of securities loaned (Note 2)	129,817,510
Payable to affiliates
Accounting and legal services fees	47,817
Transfer agent fees	13,657
Trustees’ fees	338
Management fees	48
Other liabilities and accrued expenses	705,705

Total liabilities	159,770,606

Net assets

Capital paid-in	$2,114,554,099
Undistributed net investment income	17,884,102
Accumulated net realized loss on investments and foreign
currency transactions	608,653
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	220,406,321

Net assets	$2,353,453,175

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($3,828,083 ÷ 359,383 shares)	$10.65
Class I ($250,489,027 ÷ 23,478,807 shares)	$10.67
Class NAV ($2,099,136,065 ÷ 196,544,402 shares)	$10.68

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$11.21

1On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

72	Emerging Markets Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 8-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$54,981,063
Securities lending	539,638
Interest	33,635
Less foreign taxes withheld	(5,529,985)

Total investment income	50,024,351

Expenses

Investment management fees (Note 4)	20,309,233
Distribution and service fees (Note 4)	1,728
Accounting and legal services fees (Note 4)	279,443
Transfer agent fees (Note 4)	22,454
Trustees’ fees (Note 4)	17,623
State registration fees (Note 4)	7,679
Printing and postage (Note 4)	817
Professional fees	80,265
Custodian fees	2,173,911
Registration and filing fees	66,553
Other	30,245

Total expenses before reductions and amounts recaptured	22,989,951
Net expense reductions (Note 4)	(60,136)

Net expenses	22,929,815

Net investment income	27,094,536

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	23,768,993[1]
Investments in affiliated issuers	(40,534)
Foreign currency transactions	(1,319,999)
22,408,460
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(2,979,720)
Investments in affiliated issuers	(40,489)
Translation of assets and liabilities in foreign currencies	26,215
(2,993,994)
Net realized and unrealized gain	19,414,466

Increase in net assets from operations	$46,509,002

1 Net of India foreign taxes of ($59,473).

See notes to financial statements	Annual report | Emerging Markets Fund	73

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	8-31-11	8-31-10
Increase (decrease) in net assets

From operations
Net investment income	$27,094,536	$9,956,636
Net realized gain	22,408,460	131,456,971
Change in net unrealized appreciation (depreciation)	(2,993,994)	72,761,876

Increase in net assets resulting from operations	46,509,002	214,175,483

Distributions to shareholders
From net investment income
Class NAV	(14,994,978)	(9,182,920)
From net realized gain
Class NAV	(130,193,801)	(4,392,025)

Total distributions	(145,188,779)	(13,574,945)

From Fund share transactions (Note 5)	862,237,003	352,276,490

Total increase	763,557,226	552,877,028

Net assets

Beginning of year	1,589,895,949	1,037,018,921

End of year	$2,353,453,175	$1,589,895,949

Undistributed net investment income	$17,884,102	$7,053,870

74	Emerging Markets Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	8-31-11[1]

Per share operating performance

Net asset value, beginning of period	$12.23
Net investment income[2]	0.10
Net realized and unrealized loss on investments	(1.68)
Total from investment operations	(1.58)
Net asset value, end of period	$10.65
Total return (%)[3]	(12.92)[4,5]

Ratios and supplemental data

Net assets, end of period (in millions)	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	2.26[6]
Expenses before reductions and amounts recaptured	1.75[6]
Net investment income	2.29[6]
Portfolio turnover (%)	11[7]

1 The inception date for Class A shares is 3-31-11.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Not annualized.
5 Total returns would have been lower had certain expenses not been reduced for the period shown.
6 Annualized.
7 Portfolio turnover is shown for period from 9-1-10 to 8-31-11.

CLASS I SHARES Period ended	8-31-111

Per share operating performance

Net asset value, beginning of period	$12.23
Net investment income2	0.13
Net realized and unrealized loss on investments	(1.69)
Total from investment operations	(1.56)
Net asset value, end of period	$10.67
Total return (%)	(12.76)3,4

Ratios and supplemental data

Net assets, end of period (in millions)	$250
Ratios (as a percentage of average net assets):
Expenses before reductions	1.265
Expenses before reductions and amounts recaptured	1.265
Net investment income	2.995
Portfolio turnover (%)	116

1 The inception date for Class I shares is 3-31-11.
2 Based on the average daily shares outstanding.
3 Not annualized.
4 Total returns would have been lower had certain expenses not been reduced for the period shown.
5 Annualized.
6 Portfolio turnover is shown for period from 9-1-10 to 8-31-11.

See notes to financial statements	Annual report | Emerging Markets Fund	75

CLASS NAV SHARES Period ended	8-31-11	8-31-10	8-31-09	8-31-08	8-31-07[1]

Per share operating performance

Net asset value, beginning of period	$10.82	$9.09	$9.47	$11.02	$10.00
Net investment income[2]	0.15	0.08	0.10	0.24	0.08
Net realized and unrealized gain (loss) on investments	0.61	1.77	(0.19)	(1.59)	0.94
Total from investment operations	0.76	1.85	(0.09)	(1.35)	1.02
Less distributions
From net investment income	(0.09)	(0.08)	(0.16)	(0.10)	—
From net realized gain	(0.81)	(0.04)	(0.13)	(0.10)	—
Total distributions	(0.90)	(0.12)	(0.29)	(0.20)	—
Net asset value, end of period	$10.68	$10.82	$9.09	$9.47	$11.02
Total return (%)[3]	6.13	20.43	1.07	(12.61)	10.20[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$2,099	$1,590	$1,037	$577	$482
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.08	1.07	1.08	1.10[5]
Expenses before reductions and amounts recaptured	1.07	1.08	1.07	1.08	1.10[5]
Net investment income	1.25	0.81	1.39	2.11	2.14[5]
Portfolio turnover (%)	11	29	32	13	2

1 The inception date for Class NAV shares is 5-1-07.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced for the periods shown.
4 Not annualized.
5 Annualized.

76	Emerging Markets Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

The John Hancock Emerging Markets Fund (formerly John Hancock Emerging Markets Value Fund) (the Fund) is a diversified series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Emerging Markets Fund	77

The following is a summary of the values by input classification of the Fund’s investments as of August 31, 2011 by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 8-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Brazil	$276,527,922	$276,527,922	—	—
Chile	44,994,794	44,994,794	—	—
China	217,031,719	34,220,858	$182,499,125	$311,736
Colombia	2,121,427	2,121,427	—	—
Czech Republic	8,098,876	—	8,098,876	—
Egypt	473,275	473,275	—	—
Hong Kong	123,092,882	24,542,220	98,270,354	280,308
Hungary	7,913,298	—	7,913,298	—
India	204,679,107	49,023,050	155,423,453	232,604
Indonesia	83,484,814	1,198,863	81,979,766	306,185
Israel	207,488	—	3	207,485
Luxembourg	1,043,207	38,336	1,004,871	—
Malaysia	88,312,127	—	88,312,127	—
Mexico	107,196,928	107,196,928	—	—
Netherlands	680,085	680,085	—	—
Peru	1,340,841	1,340,841	—	—
Philippines	22,002,278	—	22,002,278	—
Poland	40,785,822	—	40,785,822	—
Russia	98,186,941	39,901,550	58,285,391	—
South Africa	199,442,687	46,502,268	152,940,419	—
South Korea	341,777,060	58,294,672	283,135,280	347,108
Taiwan	282,832,128	10,956,079	271,872,885	3,164
Thailand	50,761,736	—	50,761,736	—
Turkey	36,090,792	363,484	35,727,308	—
Ukraine	411,377	—	411,377	—
Preferred Securities
Brazil	47,757,145	47,757,145	—	—
Chile	111,587	111,587	—	—
Malaysia	142,525	—	142,525	—
Warrants	62,657	62,320	337	—
Rights	11,441	—	11,441	—
Securities Lending
Collateral	129,790,581	129,790,581	—	—
Short-Term Investments	68,970,923	68,970,923	—	—

Total Investments in
Securities	$2,486,336,470	$945,069,208	$1,539,578,672	$1,688,590

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended August 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT),

78	Emerging Markets Fund | Annual report

are valued at their respective net asset values each business day. Foreign securities and currencies, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended August 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s

Annual report | Emerging Markets Fund	79

relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Net capital losses of $1,305,176 that are the result of security transactions occurring after October 31, 2010 are treated as occurring on September 1, 2011, the first day of the Fund’s next taxable year.

As of August 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the year ended August 31, 2011 and August 31, 2010 was as follows:

	AUGUST 31, 2011	AUGUST 31, 2010

Ordinary Income	$75,370,930	$13,574,945
Long-Term Capital Gain	$69,817,849	—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of August 31, 2011, the components of distributable earnings on a tax basis included $27,251,737 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals and investments in passive foreign investment companies.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

80	Emerging Markets Fund | Annual report

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Fund may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $100,000,000 of the Fund’s aggregate daily net assets and (b) 0.95% of the Fund’s aggregate net assets in excess of $100,000,000. The Adviser has a subadvisory agreement with Dimensional Fund Advisors LP. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended August 31, 2011, were equivalent to an annual effective rate of 0.95% of the Fund’s average daily net assets.

The Adviser has voluntarily agreed to waive a portion of its management fee if certain expenses of the Fund exceed 0.25% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, Rule 12b-1 fees, service fees, transfer agent fees, blue sky fees, printing and postage and certain shareholder servicing fees. This expense reduction will continue in effect until terminated by the Adviser.

Annual report | Emerging Markets Fund	81

The Adviser has agreed to contractually limit fund expense for Class A and Class I shares, to the extent that the expenses for each class exceed 1.75% and 1.29%, respectively, of the average daily net assets attributable to the classes. This limit excludes taxes, brokerage commissions, interest, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and short dividends. These expense reimbursements shall continue in effect until December 31, 2012 unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the that time.

Effective, May 31, 2011, the Adviser has contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Fund. This voluntary arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $85 billion.

Accordingly, the expense reductions amounted to $2,931, $800 and $56,405 for Class A, Class I and Class NAV, respectively, for the year ended August 31, 2011.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended August 31, 2011, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNT RECOVERED DURING
RECOVERY THROUGH 8-1-12	RECOVERY THROUGH 8-1-13	RECOVERY THROUGH 8-1-14	THE PERIOD ENDED 8-31-11

—	—	$2,910	—

Accounting and legal services. Pursuant to a service agreement the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%

82	Emerging Markets Fund | Annual report

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $17,789 for the year ended August 31,2011. Of this amount, $2,908 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $14,506 was paid as sales commissions to broker-dealers and $375 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2011, were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$1,728	$985	$3,847	$40
Class I	—	21,469	3,832	777

Total	$1,728	$22,454	$7,679	$817

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in Fund’s shares for the year ended August 31, 2011 and for the year ended August 31, 2010, were as follows:

	Year ended 8-31-11			Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class A shares[1]

Sold	381,194	$4,317,385	—	—
Repurchased	(21,811)	(239,612)	—	—
Net increase	359,383	$4,077,773	—	—

Class I shares[1]

Sold	23,673,604	$267,141,897	—	—
Repurchased	(194,797)	(2,068,536)	—	—
Net increase	23,478,807	$265,073,361	—	—

Annual report | Emerging Markets Fund	83

	Year ended 8-31-11		Year ended 8-31-10
	Shares	Amount	Shares	Amount
Class NAV shares

Sold	42,899,270	$514,303,722	41,146,809	$439,069,351
Distributions reinvested	12,149,689	145,188,779	1,301,529	13,574,945
Repurchased	(5,398,370)	(66,406,632)	(9,594,804)	(100,367,806)

Net increase	49,650,589	$593,085,869	32,853,534	$352,276,490

Net increase	73,488,779	$862,237,003	32,853,534	$352,276,490

1 Period from 3-31-11 (inception date) to 8-31-11.

Affiliates of the Fund owned 2% and 100% of shares of beneficial interest of Class A and Class NAV, respectively, on August 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $912,748,208 and $224,882,560, respectively, for the year ended August 31, 2011.

Note 7 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended August 31, 2011, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

Lifestyle Balanced Portfolio	21%
Lifestyle Growth Portfolio	33%
Lifestyle Aggressive Portfolio	15%

84	Emerging Markets Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Emerging Markets Fund (the “Fund”), formerly John Hancock Emerging Markets Value Fund, at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2011

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Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended August 31, 2011.

The Fund designates distributions to shareholders of $69,817,849 as a long-term capital gain dividend for the fiscal year ended August 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deductions for the fiscal year ended August 31, 2011.

Income derived from foreign sources was $52,590,707. The Fund intends to pass through foreign tax credits of $5,154,140 for the fiscal year ended August 31, 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

86	Emerging Markets Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements (the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this annual report.

At in-person meetings on May 26–27, 2011 the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial

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products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26–27, 2011, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

88	Emerging Markets Fund | Annual report

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are

Annual report | Emerging Markets Fund	89

reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

5) reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds.

90	Emerging Markets Fund | Annual report

The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

1. information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2. the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

3. the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

4. information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment

Annual report | Emerging Markets Fund	91

objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also compared the subadvisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

1. The Subadviser has extensive experience and demonstrated skills as a manager;

2. Although not without variation, the performance of each Fund managed by a Subadviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

3. The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

4. With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisers for the Funds of Funds and concluded that the subadvisory fees to be paid to the Subadvisers with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

92	Emerging Markets Fund | Annual report

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Appendix A

Performance of
Portfolio	Trust, as of	Fees and	Other
(Subadviser)	March 31, 2011	Expenses	Comments

Emerging Markets	Benchmark Index —	Subadvisory fees
	The Fund slightly	for this Fund are
(Dimensional Fund	outperformed for the	equal to the peer
Advisors)	one-year period and	group median.
outperformed for the
	three-year period.	Net management
fees for this Fund
	Morningstar	are slightly lower
	Category — The	than the peer
	Fund modestly out-	group median.
performed for the
	one-year period and	Total expenses for
	outperformed for the	this Fund are slightly
	three-year period.	lower than the peer
group median.

Annual report | Emerging Markets Fund	93

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	208

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	208

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra
Financial Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock
Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of
John Hancock Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	208

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	208

Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head &
Senior Managing Director, Putnam Investments (2000–2003); Executive Vice President, Thomson Corp.
(1997–2000) (financial information publishing). Trustee of John Hancock Variable Insurance Trust (since
2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	208

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates, Born: 1946	2005	208

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services
Corporation (1995–2007); and Connecticut River Bancorp (since 1998); Director of the following
Mutual Funds: Phoenix Mutual Funds (1988–2008); Virtus Funds (since 2008); and Emerson Investment
Management (since 2000). Chairman of the Boards of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005). Trustee of John Hancock Variable Insurance Trust (since 2004),
John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

94	Emerging Markets Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven M. Roberts, Born: 1944	2008	208

Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve
System (2005–2008); Partner, KPMG (1987–2004). Trustee of John Hancock Variable Insurance Trust
(since 2008) and John Hancock Funds II (since September 2008).

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	208
Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

[1] Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2] Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial
Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955		2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Emerging Markets Fund	95

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

96	Emerging Markets Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	Dimensional Fund Advisors LP
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC

Officers	Custodian
Hugh McHaffie	State Street Bank and Trust Company
President
Transfer agent
Thomas M. Kinzler	John Hancock Signature Services, Inc.
Secretary and Chief Legal Officer
Legal counsel
Francis V. Knox, Jr.	K&L Gates LLP
Chief Compliance Officer
Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Emerging Markets Fund	97

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Emerging Markets Fund.	3680A 8/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	10/11

JOHN HANCOCK

Funds II

8.31.2011 **Annual Report**

John Hancock

MUTUAL FUNDS

John Hancock Funds II

Annual Report — Table of Contents

Manager’s Commentary and Fund Performance (See below for each Fund’s page #)	3
Shareholder Expense Example	68
Portfolio of Investments (See below for each Fund’s page #)	74
Statements of Assets and Liabilities	336
Statements of Operations	353
Statements of Changes in Net Assets	370
Financial Highlights	381
Notes to Financial Statements	394
Report of Independent Registered Public Accounting Firm	471
Federal Tax Information	472
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	473
Appendix A	476
Trustees and Officers Information	495
For More Information	498

Manager’s Commentary &		Portfolio of	Manager’s Commentary &		Portfolio of
Fund	Fund Performance	Investments	Fund	Fund Performance	Investments
Active Bond Fund	4	74	Mid Cap Value Equity Fund	37	210
All Cap Core Fund	5	87	Mid Cap Value Index Fund	38	212
All Cap Value Fund	6	90	Mid Value Fund	39	216
Alpha Opportunities Fund	7	92	Mutual Shares Fund	40	218
Blue Chip Growth Fund	8	96	Optimized Value Fund	41	220
Capital Appreciation Fund	9	99	Real Estate Equity Fund	42	221
Capital Appreciation Value Fund	10	100	Real Estate Securities Fund	43	222
Core Bond Fund	11	103	Real Return Bond Fund	44	223
Core Diversified Growth & Income Portfolio	12	109	Retirement 2010 Portfolio	45	226
Core Fundamental Holdings Portfolio	13	109	Retirement 2015 Portfolio	46	226
Core Global Diversification Portfolio	14	110	Retirement 2020 Portfolio	47	226
Emerging Markets Debt Fund	15	110	Retirement 2025 Portfolio	48	227
Equity-Income Fund	16	112	Retirement 2030 Portfolio	49	227
Fundamental Value Fund	17	114	Retirement 2035 Portfolio	50	227
Global Agribusiness Fund	18	116	Retirement 2040 Portfolio	51	227
Global Bond Fund	19	117	Retirement 2045 Portfolio	52	227
Global Infrastructure Fund	20	124	Retirement 2050 Portfolio		228
Global Real Estate Fund	21	126	Short Term Government Income Fund	53	228
Heritage Fund	22	127	Small Cap Growth Fund	54	229
High Income Fund	23	129	Small Cap Index Fund	55	231
High Yield Fund	24	131	Small Cap Opportunities Fund	56	246
Index 500 Fund	25	137	Small Cap Value Fund	57	258
International Equity Index Fund	26	143	Small Company Growth Fund	58	259
International Growth Stock Fund	27	159	Small Company Value Fund	59	262
International Opportunities Fund	28	160	Smaller Company Growth Fund	60	264
International Small Cap Fund	29	161	Spectrum Income Fund	61	274
International Small Company Fund	30	162	Total Bond Market Fund	62	303
International Value Fund	31	188	Total Return Fund	63	311
Investment Quality Bond Fund	32	189	U.S. Equity Fund (formerly U.S. Multi-Sector
Large Cap Fund	33	198	Fund)	64	319
Lifecycle 2050		199	U.S. High Yield Bond Fund	65	324
Mid Cap Growth Index Fund	34	200	Value Fund	66	329
Mid Cap Index Fund	35	203	Value & Restructuring Fund	67	330
Mid Cap Stock Fund	36	208

2

John Hancock Funds II

Manager’s Commentary and Fund Performance

Fund Performance

In the following pages we have set forth information regarding the performance of each Fund of John Hancock Funds II (the Trust). There are several ways to evaluate a Fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Fund’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Fund’s inception if less than the applicable period). An average annual total return takes the Fund’s cumulative total return for a time period greater than one year and shows what would have happened if the Fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the expenses of any insurance company separate accounts (including a possible contingent deferred sales charge) that may invest in the Funds as applicable. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Fund shows the change in value of a $10,000 investment over the life or ten-year period of each Fund, whichever is shorter. Each Fund’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Fund operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Funds that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Fund invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Fund’s performance during the period ended August 31, 2011. The views expressed are those of the portfolio manager as of August 31, 2011, and are subject to change based on market and other conditions. Information about a Fund’s holdings, asset allocation or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Funds are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Funds, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “EAFE” and “MSCI” are trademarks of MSCI, Inc.. “Barclays Capital” is a registered trademark of Barclays Bank PLC. ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Active Bond Fund

Subadviser: Declaration Management & Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(“John Hancock Asset Management”) (formerly MFC Global Investment Management (U.S.), LLC)
Portfolio Managers: Peter Farley, James E. Shallcross, Barry Evans, Howard C. Greene and Jeffrey N. Givens

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

Sector Weighting*	% of Total
U.S. Government Agency	27.85
Financials	19.40
Collateralized Mortgage Obligations	13.29
U.S. Government	8.30
Consumer Discretionary	5.08
Energy	5.06
Industrials	3.16
Utilities	2.80
Asset Backed Securities	2.78
Materials	2.56
Telecommunication Services	2.00
Consumer Staples	1.95
Health Care	1.15
Information Technology	0.34
Municipal Bonds	0.24
Foreign Government Obligations	0.01
Short-Term Investments & Other	4.03

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $14,354.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Active Bond Fund Class NAV returned +5.64%, outperforming the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ► Declaration Management & Research, LLC and John Hancock Asset Management each manage 50% of the Fund in separate sleeves. Two subadvisers are utilized to provide a more diversified approach to bond investing.

Declaration Management & Research, LLC Commentary

Over the last twelve months interest rates have fallen over 1.5% to levels not seen since 2008. Fixed-income credit sectors have all marginally outperformed U.S. Treasuries but they declined more late in the period. What started as a weak recovery has now become a possible recession.

The portfolio outperformed the benchmark as fixed-income credit sectors rallied for most of the period. The portfolio benefited from exposure to commercial mortgage-backed securities (CMBS) by adding at wider spread levels in 2010, which greatly helped performance. Outperformance was also delivered by maintaining an elevated exposure to corporate bonds, including a meaningful position in high-yield securities. Corporate bonds comprised about half of the portfolio throughout the period. The portfolio’s maturity structure contributed to performance as many of the holdings were concentrated in intermediate-term bonds (maturities of five to 10 years), which was the best-performing maturity sector.

Caution and uncertainty are the catch phrases for the future. We anticipate higher volatility in financial markets and a challenging road ahead for economic growth.

John Hancock Asset Management Commentary

U.S. bonds advanced for the 12-month period, driven largely by changing economic expectations. For the full 12 months, however, the best performers were high-yield corporate bonds and CMBS, both of which benefited from improving economic conditions for much of the period and strong demand for higher-yielding investments. Investment-grade corporate bonds and residential mortgage-backed securities posted solid gains, while Treasury bonds lagged.

The portfolio outperformed its benchmark index largely because of sector allocation. A heavy weighting in corporate bonds, including a meaningful position in high-yield securities, was a key contributor to relative results. An overweight in CMBS and an underweight in Treasury bonds also added to relative performance. The portfolio’s maturity structure contributed to performance. Many of our holdings were concentrated in intermediate-term bonds (maturities of five to 10 years), which was the best performing maturity sector. Over the last half of the period, we reduced our exposure to intermediate-term securities and added more short- and long-term bonds to the portfolio.

We anticipate economic growth to remain subdued. Energy prices are easing, and the economy is not nearly as fragile or vulnerable as it was going into the last recession in 2008. We believe that the economy will stabilize before the end of the year and begin to improve in 2012. Corporate bonds remain attractively valued. Yield spreads between corporate and Treasury securities are above historical averages, indicating that the market has discounted the current weaker economic environment.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Active Bond Fund Class 1 (began 10/15/05)	5.59%	6.93%	—	6.34%	39.79%	—	43.54%
Active Bond Fund Class NAV (began 10/27/05)	5.64%	6.97%	—	6.48%	40.04%	—	44.36%
Barclays Capital U.S. Aggregate Bond Index[3,4] (10/15/05)	4.62%	6.56%	—	6.15%	37.38%	—	42.01%
Barclays Capital U.S. Aggregate Bond Index[3,4] (10/27/05)	4.62%	6.56%	—	6.24%	37.38%	—	42.49%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Active Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.69% and Class NAV – 0.64%.

4

All Cap Core Fund

Subadviser: QS Investors, LLC
Portfolio Managers: Robert Wang and Russell Shtern

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes (small-, mid- and large-cap) of those within the Russell 3000 Index.

Sector Weighting*	% of Total
Information Technology	18.22
Health Care	13.99
Financials	13.96
Energy	12.50
Consumer Discretionary	12.20
Industrials	10.19
Consumer Staples	6.58
Materials	5.51
Telecommunication Services	3.27
Utilities	2.71
Short-Term Investments & Other	0.87

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the All Cap Core Fund Class NAV returned +19.87%, outperforming the +19.30% return of the Russell 3000 Index.

Environment ► The economic recovery lost momentum from the first half of the period, with growth slipping below a 1% annual rate as consumer spending decelerated and employment gains faltered. The recent downgrading of U.S. debt may hasten premature fiscal tightening, which could add further drag to an economy that is already struggling. Weak growth, not only for the U.S., but globally, renews concerns about uncertainty. Efforts by households to repair balance sheets and reduce leverage, lingering credit restraint, a housing overhang and retrenchment by state and local governments all continue to weigh on activity, impeding normal recovery dynamics. Recent data generally confirms stronger momentum. The second round of quantitative easing should provide powerful support. A strong labor market remains key to the feedback loop between income, confidence and spending, which are essential to a vigorous, self-sustaining recovery.

This Fund uses a quantitative investment process to identify potential holdings. Currently there are five factors in the strategy including Growth (sales and earnings growth), Value (relative price), Stability (volatility), Sentiment (momentum) and Quality (cash flow). For the year ended August 31, 2011, the Value and Growth factors were the strongest contributors to the quantitative model, followed by the Quality factors. Sentiment was the most challenged for the one-year period, but contributed over the most recent quarter. The Stability factor was not added to the strategy until June, but was a positive contributor.

To a limited extent, we may use futures derivatives to manage the Fund. The primary reason for investing in futures is to gain exposure to U.S. equities in order to keep the Fund as fully invested as possible relative to its benchmark. Typically, the investment subadviser will use S&P 500 e-mini futures contracts trading on the CME (Chicago Mercantile Exchange), Globex and Russell Index futures trading on the New York Futures (ICE) Exchange to implement the futures.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

All Cap Core Fund Class NAV (began 4/28/06)	19.87%	–0.89%	—	–0.99%	–4.39%	—	–5.16%
Russell 3000 Index[3,4]	19.30%	1.14%	—	0.92%	5.83%	—	5.03%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the All Cap Core Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.81%.

5

All Cap Value Fund

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch and Deepak Khana

INVESTMENT OBJECTIVE & POLICIES ► To seek capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that are believed to be undervalued.

Sector Weighting*	% of Total
Energy	20.39
Health Care	16.88
Financials	16.78
Industrials	10.29
Consumer Discretionary	9.45
Consumer Staples	9.34
Materials	8.49
Information Technology	5.72
Utilities	1.64
Short-Term Investments & Other	1.02

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $13,069.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the All Cap Value Fund Class NAV returned +17.34%, outperforming the +14.55% return of the Russell 3000 Value Index.

Environment ► During the period, large-, mid-, and small-cap stock segments of the Russell 3000 Value Index rose. Using Morningstar’s market capitalization definitions, the Fund’s weighting in large-cap stocks at period end was 67.9% versus 71.7% for the benchmark. Exposure to mid-cap stocks was 24.2% versus 18.3%, and the small-cap allocation was 6.3% of the Fund versus 10.0% for the benchmark.

The portfolio’s significant underweight in the poor-performing Financials sector contributed most to relative performance during the period, along with positive stock selection within Energy and Industrials. The Financials sector was hurt by growing investor unease about Greece’s financial meltdown and reports suggesting that the U.S. economic recovery is slowing. In the Energy sector, shares of a natural gas producer and pipeline operator rallied after the company said it would spin off its exploration and production business and retain its pipeline operations to become two separate, publicly traded companies. The Fund also benefited from positive stock selection within the Information Technology sector.

Poor stock selection within the Consumer Discretionary sector detracted from performance during the period. Shares of a U.S. car manufacturer suffered due in part to higher commodity costs that are expected to dampen margins over the coming quarters. The Fund’s underweight in the strong-performing Utilities sector also detracted from performance, as did poor stock selection in that sector.

We continue to find attractively valued, high-quality companies with leading market positions in the products and/or services they sell. We are always looking for companies with good risk/reward ratios, and we constantly monitor existing positions. The Energy sector is now the largest overweight, as we expect it to benefit from higher energy prices. We added to Consumer Discretionary, and we now have exposure to some retail names. The Fund continues to take positions in cable and media names, as consumers are digitizing their home appliances, and usage is up. The Financials sector remains the largest underweight, with most of that underweight in real estate investment trusts, diversified financial services and insurance. Lastly, the Utilities sector remains at a significant underweight, and we have no representation in the Telecommunication Services area.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

All Cap Value Fund Class 1 (began 10/15/05)	17.31%	2.66%	—	4.66%	14.01%	—	30.69%
All Cap Value Fund Class NAV (began 10/15/05)	17.34%	2.70%	—	4.70%	14.25%	—	31.03%
Russell 3000 Value Index[3,4]	14.55%	–1.54%	—	1.44%	–7.47%	—	8.76%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the All Cap Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indices.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.90% and Class NAV – 0.85%.

6

Alpha Opportunities Fund

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Kent Stahl, CFA and Gregg Thomas, CFA

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term total return by employing a “multiple sleeve structure” which means the Fund has several components that are managed separately in different investment styles. The Fund seeks to obtain its objective by combining these different components into a single fund. For purposes of the Fund, “total return” means growth of capital and investment income (dividends and interest).

Sector Weighting*	% of Total
Information Technology	18.72
Consumer Discretionary	15.56
Health Care	11.11
Industrials	10.78
Consumer Staples	9.22
Financials	9.19
Materials	8.82
Energy	8.35
Utilities	0.90
Telecommunication Services	0.46
Short-Term Investments & Other	6.89

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Alpha Opportunities Fund Class NAV returned +17.00%, underperforming the +19.30% return of the Russell 3000 Index, but ahead of the S&P 500 Index.

Environment ► For the year ended August 31, 2011, U.S. equities, as measured by the Russell 3000 Index, gained 19.30%. Stocks surged early in the period, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of U.S. tax cuts, strong earnings growth and generally improving economic data. However, equities started to decline in the second quarter of 2011, erasing earlier gains as investors became increasingly worried that policy tightening in Europe would hamper global economic growth. This negative sentiment continued after the downgrade of U.S. debt and a string of weak economic reports that further pressured equities.

Security selection within the Energy, Consumer Discretionary, Industrials and Materials sectors detracted most from relative performance. An underweight to Energy and a small cash position also contributed to the Fund’s underperformance. Relative detractors from performance included an office products supplier, a specialty retailer of women’s apparel and accessories and a glass container manufacturer.

Contributing to relative performance during the period was strong security selection within the Consumer Staples and Financials sectors. An underweight allocation to both Financials and Consumer Staples and an overweight to Consumer Discretionary also aided results. Relative contributors included a fast-growing coffee company, a premium mattress manufacturer and an underweight to a poor performing U.S.-based multi-national financial services company.

At period end, stock-by-stock decisions resulted in overweights to the Materials, Consumer Discretionary and Information Technology sectors. The Financials sector was the Fund’s largest underweight, followed by Utilities, Energy and Telecommunication Services.

During the period, the Fund wrote call options on positions held in the portfolio to enhance potential income. Warrants were used to gain exposure to certain stocks in India, while currency forwards were used to hedge the currency risk associated with foreign-denominated equity holdings. In isolation, the Fund’s derivative positions did not contribute meaningfully to performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Alpha Opportunities Fund Class NAV (began 10/7/08)	17.00%	—	—	10.52%	—	—	33.66%
Russell 3000 Index[3,4]	19.30%	—	—	8.28%	—	—	25.98%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Alpha Opportunities Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.05%.

7

Blue Chip Growth Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES ► To provide long-term growth of capital with current income as a secondary objective. The Fund invests at least 80% of its net assets in common stocks of large- and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

Sector Weighting*	% of Total
Information Technology	30.43
Consumer Discretionary	21.91
Industrials	15.27
Financials	8.54
Health Care	8.50
Energy	8.29
Materials	4.12
Telecommunication Services	1.94
Consumer Staples	0.62
Short-Term Investments & Other	0.38

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $12,705.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Blue Chip Growth Fund Class NAV returned +26.58%, outperforming the +18.50% return of the S&P 500 Index.

Environment ► Major U.S. stock market indexes generated strong gains in the 12-month period ended August 31, 2011, despite declines in the second half of the period that offset earlier gains. In the initial months of the period, equities surged as the U.S. economy showed signs of strengthening and the Federal Reserve decided to purchase $600 billion in Treasury Securities from November 2010 through June 2011 to suppress longer-term interest rates and promote economic growth. The rally was supported by a two-year extension of the Bush-era tax cuts at the end of 2010, healthy corporate earnings and merger activity. Shares reached new bull market highs by the end of April despite turmoil in various Middle East and North African countries and sharp increases in oil and other commodity prices.

Information technology contributed the most to relative performance as stock selection drove sector strength. A premier consumer electronics firm posted gains for the period, reporting strong sales of its vertically integrated and innovative products. A Chinese Internet search firm and non-index holding continues to experience strong earnings through growth in advertising spending and the use of social networking sites in China. Information Technology remains our largest position, with a focus on companies involved in smartphones, data infrastructure and cloud computing.

Consumer Discretionary holdings also added relative value. An Internet retailer continued to deliver strong revenue growth. The company reported that digital book sales surpassed print book sales, resulting in the fastest year-over-year growth in its U.S. book business when combining the two formats. Consumer Discretionary is the Fund’s second-largest position. We favor companies with multinational exposure and believe that by investing indirectly in emerging economies, we can capitalize on opportunities while mitigating risk.

Conversely, an underweight to Energy, the best performing sector in the index, proved unfavorable as political turmoil in the Middle East and North Africa regions caused supply concerns and a spike in oil prices. Energy holdings also added to weakness. Furthermore, underweighting Consumer Staples, a traditional safe haven in a risk-averse environment, dampened relative performance. We remain substantially underweight to the sector because we do not believe it offers many attractive long-term opportunities to sustain double-digit earnings growth.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Blue Chip Growth Fund Class 1 (began 10/15/05)	26.51%	3.32%	—	4.16%	17.77%	—	27.05%
Blue Chip Growth Fund Class NAV (began 10/15/05)	26.58%	3.38%	—	4.21%	18.10%	—	27.43%
S&P 500 Index[3,4]	18.50%	0.78%	—	2.59%	3.97%	—	16.22%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Blue Chip Growth Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.86% and Class NAV – 0.81%.

8

Capital Appreciation Fund

Subadviser: Jennison Associates LLC
Portfolio Managers: Michael Del Balso, Kathleen A. McCarragher and Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 65% of the Fund’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that are believed to have above-average growth prospects.

Sector Weighting*	% of Total
Information Technology	31.96
Consumer Discretionary	24.07
Health Care	12.50
Industrials	7.35
Energy	6.76
Consumer Staples	6.63
Materials	3.58
Financials	2.89
Telecommunication Services	1.35
Short-Term Investments & Other	2.91

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $12,581.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Capital Appreciation Fund Class NAV returned +25.72%, outperforming the +23.96% return of the Russell 1000 Growth Index.

Environment ► Strong corporate earnings gains and continued spending — both corporate and personal — provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate over the 12-month period. Business production and housing measures were mixed, and overall job growth was anemic. Strong commodity prices early in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. Raw materials, commodities, food and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil across much of the Middle East and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices and tightening labor rates. The possibility that the U.S. government could default on its debt loomed at the end of the period as leaders in Washington argued in advance of finally raising the country’s borrowing limit ahead of the deadline. Concerns that global growth was losing momentum also took a toll.

Stock selection was a strong contributor to return in the Consumer Discretionary, Consumer Staples and Information Technology sectors. In Consumer Discretionary, an Internet retailer benefited from the long-term shift to e-commerce, while an apparel designer and marketer rose on growth opportunities in Asia. In Consumer Staples, a natural foods retailer advanced on strong sales trends and market share gains. Information Technology holdings benefited from strong demand for new personal electronic devices, the secular shift from paper money to electronic credit/debit transactions and growth in the Chinese Internet search market.

Stock selection detracted from relative returns in Health Care and Financials. A key Health Care holding lost ground after reporting lower-than-projected revenue and earnings. One Financials holding languished on concerns about potential litigation related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions. Underweight positions in Energy and Consumer Staples also detracted from relative returns.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Capital Appreciation Fund Class 1 (began 10/15/05)	25.69%	4.16%	—	3.98%	22.61%	—	25.81%
Capital Appreciation Fund Class NAV (began 10/15/05)	25.72%	4.20%	—	4.04%	22.85%	—	26.19%
Russell 1000 Growth Index[3,4]	23.96%	3.75%	—	4.23%	20.19%	—	27.59%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Capital Appreciation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.79% and Class NAV – 0.74%.

9

Capital Appreciation Value Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth.

Sector Weighting*	% of Total
Consumer Discretionary	18.57
Industrials	14.14
Financials	12.58
Information Technology	11.45
Energy	9.77
Health Care	9.57
Consumer Staples	9.54
Telecommunication Services	4.36
Utilities	1.10
Materials	0.76
Short-Term Investments & Other	8.16

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► From its inception on January 6, 2011 to August 31, 2011, the Capital Appreciation Value Fund Class NAV returned –2.40%, ahead of the –3.25% return of the S&P 500 Index.

Environment ► U.S. equity indexes began the year strong but turned decisively negative over the past several months. Increased risk aversion resulted from softening U.S. economic data, intensifying fears that the eurozone debt crisis was spreading and uncertainty caused by the partisan stalemate in Washington over the federal debt ceiling and the subsequent downgrade of the U.S. sovereign debt rating by Standard & Poor’s.

As measured by the S&P 500 Index, non-cyclical sectors posted the most positive returns during the period, led by Utilities, Consumer Staples and Health Care, as investors became more defensively positioned. The Financials sector fared the worst and posted double-digit declines, as a weak macroeconomic environment and the impact of new regulations weighed on the sector. Industrials and Business Services, Materials and Information Technology also declined and underperformed the broader index.

Despite posting a slightly negative absolute return, the Fund outperformed the S&P 500 Index since its inception. From an asset class perspective, bond holdings performed the best and drove relative returns versus the all-equity benchmark. Stock holdings also outpaced the S&P 500 Index. Falling short of the benchmark were convertible issues, which posted the most negative absolute returns. From an equity sector perspective, traditionally non-cyclical sectors contributed the most to absolute returns. The Consumer Staples sector contributed the most. Utilities stocks also contributed, driven by holdings in several energy companies.

On the negative side, the beleaguered Financials sector detracted the most from absolute performance, most notably in several large commercial banks, as concerns over financial regulations and the overall macroeconomic environment continued to weigh on these stocks. Diversified financial services holdings and several holdings in Industrials and Business Services also held back absolute returns. The Consumer Discretionary sector also detracted, particularly within the automobile industry through our holding in a U.S. automaker’s common stock and a convertible issue as the auto maker reported softer-than-expected North America margins, largely due to increased costs associated with supporting new product launches.

We remain fairly cautious on the overall economic environment, although we have used the recent selloff as an opportunity to buy high-quality names at low valuations and slightly increase our overall equity exposure.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Capital Appreciation Value Fund Class NAV (began 1/6/11)	—	—	—	—	—	—	–2.40%
S&P 500 Index[3,4]	—	—	—	—	—	—	–3.25%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Capital Appreciation Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.99%.

10

Core Bond Fund

Subadviser: Wells Capital Management, Inc.
Portfolio Managers: Thomas O’Connor and Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Sector Weighting*	% of Total
U.S. Government Agency	49.08
Collateralized Mortgage Obligations	20.19
U.S. Government	13.44
Financials	7.50
Asset Backed Securities	4.99
Utilities	2.61
Energy	2.54
Foreign Government	1.66
Telecommunication Services	1.61
Consumer Discretionary	1.45
Consumer Staples	1.20
Municipal Bonds	1.18
Health Care	0.79
Materials	0.73
Industrials	0.60
Information Technology	0.15
Short-Term Investments & Other	(9.72)

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $14,384.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Core Bond Fund Class NAV returned +5.15%, outperforming the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ► Fixed-income assets outperformed equities for the year, as Treasury yields declined across the yield curve and investors rushed to safe havens. The Barclays Capital U.S. Aggregate Bond Index returned 4.62% for the 12-month period. Confusion in Europe, political disagreement over the debt ceiling in the U.S., which contributed to a downgrade of the U.S. AAA debt rating by S&P, and macroeconomic data suggesting that the recovery is more shallow than expected — all have weighed heavily on investor confidence. Federal Reserve Chairman Ben Bernanke recently announced the Fed’s intention to keep interest rates near zero until 2013, causing the U.S. Treasury yield curve to collapse to record lows.

The uncertainty around European and global economic growth prospects remains the major concerns for investors. Decelerating manufacturing activity, weaker hiring and plunging consumer confidence suggest that prospects for ongoing growth are on the weak side, and lack of confidence in U.S. and European economic policies could provide a negative feedback loop for the economy and markets. On the plus side, consumer services and spending appear to be holding up fairly well.

With the 10-year Treasury trading at a 2% yield, the interest rate market is pricing in not only accommodative policy, but also protection from uncertainty. Widening in mortgage and credit spreads has been driven in part by low Treasury yields, exacerbated by a weak technical backdrop and concerns about limited new bond issues.

Throughout the period, the Fund maintained risk-adjusted overweights to asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and the credit sector. On a risk-adjusted basis, the Fund’s exposure to agency mortgage-backed securities began the period neutral to the benchmark, adding exposure during the fiscal year as attractive opportunities were identified. Exposure to both agency debt and Treasuries was underweight versus the benchmark.

Security selection and relative value trading, especially in agency mortgage-backed securities, credit issues and CMBS, helped drive the Fund’s outperformance. The Fund’s sector overweight to ABS and credit also contributed to performance. The Fund’s largest performance detractor was its overweight to the CMBS sector. Additionally, overweights to specific corporate issues that underperformed and an underweight to Ginnie Mae collateral detracted from performance due to the flight to quality late in the fiscal year.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Core Bond Fund Class 1 (began 10/15/05)	5.09%	6.94%	—	6.38%	39.84%	—	43.84%
Core Bond Fund Class NAV (began 10/15/05)	5.15%	7.00%	—	6.44%	40.25%	—	44.32%
Barclays Capital U.S. Aggregate Bond Index[3,4]	4.62%	6.56%	—	6.15%	37.38%	—	42.01%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Core Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.69% and Class NAV – 0.64%.

11

Core Diversified Growth & Income Portfolio

Subadvisers: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
(“John Hancock Asset Management (North America)”) (formerly MFC Global Investment Management (U.S.A.) Limited) and John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital and income by investing in other funds and other investment companies. Under normal market conditions, the Portfolio will generally invest between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.

Sector Weighting*	% of Total
Affiliated Investment Companies
Equity
U.S. Large Cap	23.44
International Large Cap	4.37
Fixed Income
Intermediate Bond	12.19
Unaffiliated Investment Companies
Equity
Large Cap Blend	15.34
Large Cap Value	8.10
Large Cap Growth	8.05
World Stock	7.45
Foreign Large Cap Blend	2.83
Fixed Income
Intermediate U.S. Government Bond	18.27
Net Other Assets and Liabilities	(0.04)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Core Diversified Growth & Income Portfolio Class 1 returned +12.04%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +14.42% return of the Combined Index.

Environment ► The S&P 500 Index’s impressive 18.50% 12-month return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. The gains came in the first half of the 12-month period, when the general consensus was that the economic recovery was progressing well. But by March, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period. U.S. Treasury yields fell to the record low of about 2%, as of August 31, as investors sought refuge from equity volatility. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index returned +8.15% — a strong showing, but August’s volatility eroded some of this sector’s gains.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. For example, weightings to international large-cap stocks underperformed the S&P 500 Index, while allocations to domestic large caps exceeded benchmark performance. Performance of underlying American Funds detracted from results. For example, both Investment Company of America and Growth Fund of America were hurt relative to the Russell 1000 Index by their selection in the Consumer Discretionary sector. The Europacific Growth Fund lagged the MSCI EAFE Index due to its high levels of cash.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Core Diversified Growth & Income Portfolio Class 1
(began 7/1/08)	12.04%	—	—	0.97%	—	—	3.12%
S&P 500 Index[3,4]	18.50%	—	—	0.70%	—	—	2.23%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.12%	—	—	24.35%
Combined Index[4,6]	14.42%	—	—	3.05%	—	—	9.98%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Core Diversified Growth & Income Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents 70% S&P 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.58% and the gross expense is 0.73%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

12

Core Fundamental Holdings Portfolio

Subadvisers: John Hancock Asset Management (North America) and John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing in other funds and other investment companies. Under normal market conditions, the Portfolio will generally invest between 55% and 65% of its assets in equity securities, which include securities held by the underlying funds, and between 35% and 45% of its assets in fixed-income securities, which include securities held by the underlying funds.

Sector Weighting*	% of Total
Affiliated Investment Companies
Equity
U.S. Large Cap	18.97
International Large Cap	5.19
Fixed Income
Intermediate Bond	16.00
Unaffiliated Investment Companies
Equity
Large Cap Blend	14.07
Foreign Large Cap Blend	7.78
Large Cap Growth	7.10
Large Cap Value	7.08
Fixed Income
Intermediate U.S. Government Bond	23.95
Net Other Assets and Liabilities	(0.14)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Core Fundamental Holdings Portfolio Class 1 returned +10.85%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +13.05% return of the Combined Index.

Environment ► The S&P 500 Index’s impressive 18.50% 12-month return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. The gains came in the first half of the 12-month period, when the general consensus was that the economic recovery was progressing well. But by March, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period. U.S. Treasury yields fell to the record low of about 2%, as of August 31, as investors sought refuge from equity volatility. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index returned +8.15% — a strong showing, but August’s volatility eroded some of this sector’s gains.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. For example, weightings to international large-cap stocks underperformed the S&P 500 Index, while allocations to domestic large caps exceeded benchmark performance. Performance of underlying American Funds detracted from results. For example, both Investment Company of America and Growth Fund of America were hurt relative to the Russell 1000 Index by their selection in the Consumer Discretionary sector. The Europacific Growth Fund lagged the MSCI EAFE Index due to its high levels of cash.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Core Fundamental Holdings Portfolio Class 1 (began 7/1/08)	10.85%	—	—	1.80%	—	—	5.81%
S&P 500 Index[3,4]	18.50%	—	—	0.70%	—	—	2.23%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.12%	—	—	24.35%
Combined Index[4,6]	13.05%	—	—	3.75%	—	—	12.37%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Core Fundamental Holdings Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.58% and the gross expense is 0.90%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

13

Core Global Diversification Portfolio

Subadvisers: John Hancock Asset Management (North America) and John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing in other funds and other investment companies. Under normal market conditions, the Portfolio will generally invest a significant portion of its assets in securities, which include securities held by the underlying funds, of issuers located in a number of different countries throughout the world, excluding the U.S. and will generally invest between 60% and 70% of its assets in equity securities, which include securities held by the underlying funds, and between 30% and 40% of its assets in fixed-income securities, which include securities held by the underlying funds.

Sector Weighting*	% of Total
Affiliated Investment Companies
Equity
International Large Cap	16.95
U.S. Large Cap	9.15
Fixed Income
Intermediate Bond	13.99
Unaffiliated Investment Companies
Equity
World Stock	17.25
Foreign Large Cap Blend	16.83
Large Cap Blend	4.89
Fixed Income
Intermediate U.S. Government Bond	20.98
Net Other Assets and Liabilities	(0.04)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Core Global Diversification Portfolio Class 1 returned +9.20%, compared to the +15.06% return of the MSCI World Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +11.65% return of the Combined Index.

Environment ►The MSCI World Index’s impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. The gains came in the first half of the 12-month period, when the general consensus was that the global economic recovery was progressing well. However, in the second half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about ongoing eurozone sovereign debt issues.

Bond markets provided steady returns over the period. U.S. Treasury yields fell to the record low of about 2%, as of August 31, as investors sought refuge from equity volatility. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index returned +8.15% — a strong showing, but August’s volatility eroded some of this sector’s gains.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. For example, weightings to international large-cap stocks underperformed the MSCI World Index, while allocations to domestic large caps exceeded benchmark performance. Performance of underlying American Funds detracted from results. For example, Investment Company of America was hurt relative to the Russell 1000 Index by selection in the Consumer Discretionary sector. Europacific Growth Fund lagged the MSCI EAFE Index due to its high levels of cash.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Core Global Diversification Portfolio Class 1 (began 7/1/08)	9.20%	—	—	0.63%	—	—	2.01%
MSCI World Index[3,4]	15.06%	—	—	–1.86%	—	—	–5.77%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.12%	—	—	24.35%
Combined Index[4,6]	11.65%	—	—	1.79%	—	—	5.77%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Core Global Diversification Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents 65% MSCI World Index and 35% Barclays Capital U.S. Aggregate Bond Index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.63% and the gross expense is 0.81%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

14

Emerging Markets Debt Fund

Subadviser: John Hancock Asset Management
Portfolio Manager: John F. Iles

INVESTMENT OBJECTIVE & POLICIES ►To seek total return with an emphasis on current income as well as capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed-income debt securities and debt instruments of emerging markets issuers.

Sector Weighting*	% of Total
Foreign Government	20.68
Financials	12.05
Energy	10.53
Industrials	10.51
Materials	9.22
Consumer Staples	8.34
Utilities	8.13
Consumer Discretionary	7.85
Telecommunication Services	5.38
Health Care	1.24
Short-Term Investments & Other	6.07

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class I on 1/4/10 (commencement of operations) would have been valued at $11,633.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Emerging Markets Debt Fund Class A returned +0.85% (with sales charge) and +5.63% (excluding sales charge), underperforming the +7.02% return of the JPMorgan EMBI Global Diversified Index.

Environment ► Although emerging markets sovereign and corporate bonds traded leadership throughout the 12-month period ending August 31, 2011, corporate bonds ended the period as the better performing of the two, thanks mostly to their strong showing in the final months of 2010 when global economic growth was still on track.

The Fund’s below-index exposure to Venezuela and its state-owned petroleum company, PDVSA, proved detrimental. We had underweighted PDVSA, which makes up roughly 7% of the benchmark, due to U.S. sanctions imposed in mid-2011 in response to continued violation of Iranian sanctions by Venezuelan President Hugo Chavez. However, both the country’s bond market and PDVSA bonds rallied on news that Chavez was being treated for cancer.

Sector selection was the main positive driver of the Fund’s performance relative to the index. Specifically, the Fund’s overweight exposure to corporate bonds proved somewhat beneficial. The Fund’s below-index exposure to sovereign debt also was a plus. Some of the Fund’s best performing holdings were based in Asia, particularly Chinese industrials and real estate companies. Holdings in Argentina also fared well, buoyed by strong investor demand for that country’s bonds, as investors sought high yields in countries with strong economic growth.

In our view, emerging-market sovereign debt, having rallied strongly in recent months, was fully valued at period end, while high-yield debt from emerging markets, having come under some recent pressure, looked more attractively priced. Our forecast calls for anemic economic growth in emerging markets over the next two quarters, which we think will foster continued demand for sovereign debt in developed nations and high-yield bonds will lag over the short term. However, we think that by the end of 2011, investors will return to high-yield emerging-market investments, in search of attractive yields, better value and potential outperformance once economic growth stabilizes.

PERFORMANCE TABLE[2,3]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Emerging Markets Debt Fund Class A (began 1/4/10)	0.85%	—	—	6.08%	—	—	10.33%
Emerging Markets Debt Fund Class I (began 1/4/10)	6.12%	—	—	9.51%	—	—	16.33%
JPMorgan EMBI Global Diversified Index[4,5]	7.02%	—	—	11.78%	—	—	20.37%

1 NAV represents net asset value and POP represents public offering price.

2 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

3 Since inception, a portion of the Emerging Markets Debt Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

4 The JPMorgan EMBI Global Diversified Index is a uniquely weighted index that tracks total returns for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

5 It is not possible to invest directly in an index.

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.50%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2011. The net expenses are as follows: Class A – 1.35% and Class I – 0.88%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A – 1.93% and Class I – 1.52%.

15

Equity-Income Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES ►To provide substantial dividend income and also long-term capital appreciation. The Fund invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Sector Weighting*	% of Total
Financials	18.59
Consumer Discretionary	14.06
Energy	13.03
Industrials	11.51
Utilities	8.40
Consumer Staples	8.04
Information Technology	7.61
Health Care	5.90
Materials	5.54
Telecommunication Services	4.20
Short-Term Investments & Other	3.12

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $11,424.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Equity-Income Fund Class NAV returned +14.19%, compared to the +14.37% return of the Russell 1000 Value Index.

Environment ► U.S. equity indexes began the period strongly but gave back gains over the past several months. Increased risk aversion resulted from softening U.S. economic data, intensifying fears that the eurozone debt crisis was spreading. Additional uncertainty was caused by the partisan stalemate in Washington over the federal debt ceiling and the subsequent downgrade of the U.S. sovereign debt rating by Standard & Poor’s. In this environment, the Russell 1000 Value Index posted a positive return, with almost all sectors showing gains. Energy was the leading sector, benefiting from rising oil prices, followed by Health Care, Consumer Discretionary and Materials. Financials was the only sector to post negative returns due in part to a weak macroeconomic environment and the impact of new regulations. Information Technology shares posted double-digit returns, but trailed the broader index.

Broadly speaking, sector weighting contributed to relative returns, while stock selection detracted. The combination of stock selection and a sector underweight to the Financials sector was the most significant contributor to relative performance. An overweight position to the Consumer Discretionary and Materials sectors also supported relative performance, as they were among the best returning sectors in the Index.

The leading detractor from relative returns was an underweight to Health Care, along with stock selection in the sector. Our lack of exposure to health care providers and services, the best performing industry in the sector, hurt relative returns during the year. Stock selection in Information Technology also weighed on relative results. Within Industrials and Business Services, negative stock selection also detracted from relative performance but this was partially mitigated by our overweight position.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Equity Income Fund Class 1 (began 10/15/05)	14.13%	0.13%	—	2.29%	0.63%	—	14.24%
Equity Income Fund Class NAV (began 10/15/05)	14.19%	0.18%	—	2.34%	0.91%	—	14.57%
Russell 1000 Value Index[3,4]	14.37%	–1.62%	—	1.36%	–7.82%	—	8.26%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Equity-Income Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: For Class 1 – 0.87% and Class NAV – 0.82%.

16

Fundamental Value Fund

Subadviser: Davis Selected Advisers, L.P.
Portfolio Managers: Christopher C. Davis and Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES ► To seek growth of capital. The Fund invests primarily in common stocks of U.S. companies with market capitalization of at least $10 billion.

Sector Weighting*	% of Total
Financials	33.70
Consumer Staples	16.37
Energy	13.63
Health Care	11.92
Information Technology	6.41
Consumer Discretionary	6.24
Materials	5.69
Industrials	5.34
Telecommunication Services	0.20
Short-Term Investments & Other	0.50

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Fundamental Value Fund Class NAV returned +14.26%, underperforming the +18.50% return of the S&P 500 Index.

Environment ► All sectors within the index turned in positive performance. The strongest-performing sectors within the index were Energy, Consumer Discretionary and Health Care. The sectors that turned in the weakest performance over the period were Financials, Utilities and Telecommunication Services.

Energy companies were the biggest detractors from relative performance. The Fund’s Energy holdings underperformed the corresponding sector within the Index, but the Fund held a higher relative average weighting in this strong sector, which added to performance. Material companies were also important detractors from performance relative to the Index. The Fund’s Material holdings lagged the corresponding benchmark sector and had a higher relative average weighting.

Consumer Staples companies were the most important contributor to both absolute and relative performance. The Fund’s Consumer Staples companies outpaced the corresponding sector within the index and had a higher relative average weighting.

The Fund held approximately 18% of its assets in foreign companies (including American Depositary Receipts) at August 31, 2011. As a whole, these companies trailed the Fund’s domestic holdings.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Fundamental Value Fund Class NAV (began 10/15/05)	14.26%	–0.58%	—	1.27%	–2.85%	—	7.70%
S&P 500 Index[3,4]	18.50%	0.78%	—	2.59%	3.97%	—	16.22%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Fundamental Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.80%.

17

Global Agribusiness Fund

Subadviser: John Hancock Asset Management (North America)
Portfolio Manager: Jennifer Dowty

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing in equities and equity-related securities of companies involved in the agribusiness sector.

Sector Weighting*	% of Total
Materials	52.54
Consumer Staples	32.53
Industrials	15.33
Net Other Assets and Liabilities	(0.40)

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class I on 1/2/09 (commencement of operations) would have been valued at $14,681.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Global Agribusiness Fund Class A returned +13.40% (with sales charge) and +19.38% (without sales charge), underperforming the +21.42% return of the DAX Global Agribusiness Index.

Environment ► Market momentum was positive and strong during the second half of 2010 and into the beginning of 2011. However, it stalled in March 2011 after the devastating earthquake struck Japan. Volatility intensified during the summer as the European debt crisis spread, Standard & Poor’s downgraded the U.S. government’s credit rating and global economic growth forecasts were trimmed. As these events spread fear into equity markets, investors sought safety in bonds and gold. For the year ending August 31, 2011, the S&P 500 Index gained 18.50%, the MSCI World Index climbed 15.06%, the S&P/TSX Composite Index gained 9.91%, the London FTSE Index climbed 6.73%, and the Frankfurt DAX declined 2.37%.

Strength was driven by the fertilizers and agricultural chemical industry as well as the construction and farm machinery group. The Fund had an overweight position in the fertilizers and agricultural chemical segment, which contributed to the Fund’s performance. In the spring and summer, there was a shift by investors into more defensive positions due to growing global economic recession concerns. Consequently, defensive sectors, such as packaged foods and meats, gained momentum, and the Fund’s underweight position in defensives detracted from performance.

Global economic conditions have deteriorated and European sovereign debt issues have expanded. The dominant focus for investors has been on macroeconomic conditions. Strong corporate fundamentals and profitability reported during this past earnings season were overshadowed by unstable global economic news. The emphasis for investors likely will remain on macroeconomic conditions. We expect government actions in the coming weeks and months will restore investor confidence and a double-dip recession will be averted.

The fundamentals for the Agribusiness sector remain attractive. The September 2011 USDA’s World Agricultural Supply and Demand Estimates report highlighted tight market conditions as supply remains very low for corn and soybeans. The report also indicated that corn yields would be the lowest since 2005/2006. Crop production cannot keep pace with growing needs and demands. Supply remains tight which is bullish for agriculture commodities prices and agribusiness stocks.

PERFORMANCE TABLE[2,3]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Global Agribusiness Fund Class A (began 1/2/09)	13.40%	—	—	12.80%	—	—	37.85%
Global Agribusiness Fund Class I (began 1/2/09)	19.84%	—	—	15.49%	—	—	46.81%
DAX Global Agribusiness Index[4,5]	21.42%	—	—	28.92%	—	—	96.81%

1 NAV represents net asset value and POP represents public offering price.

2 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

3 Since inception, a portion of the Global Agribusiness Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

4 DAX Global Agribusiness Index is comprised of the securities of 44 companies from around the world that are engaged in various sectors of the agribusiness industry.

5 It is not possible to invest directly in an index.

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2011. For Class A, the net expense is 1.45% and the gross expense is 4.42%. For Class I, the net expense is 1.00% and the gross expense is 3.95%.

18

Global Bond Fund

Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Scott Mather

INVESTMENT OBJECTIVE & POLICIES ► To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund invests at least 80% of its net assets in fixed-income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

Sector Weighting*	% of Total
Financials	41.02
Foreign Government	22.96
U.S. Government Agency	21.85
Collateralized Mortgage Obligations	14.20
Asset Backed Securities	4.29
Municipal Bonds	3.67
Consumer Discretionary	1.87
Energy	1.34
Industrials	1.03
Materials	0.70
Consumer Staples	0.55
Telecommunication Services	0.42
U.S. Government	0.29
Information Technology	0.27
Health Care	0.25
Short-Term Investments & Other	(14.71)

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $14,945.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Global Bond Fund Class NAV returned +9.94%, outperforming the +9.06% return of the JPMorgan Global Government Bond Unhedged Index.

Environment ► During the latter half of 2010, stimulative U.S. policy initiatives were the major market drivers. The U.S. Federal Reserve continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing in November. In December the federal government passed a payroll tax cut, an extension of unemployment benefits and a tax credit for business capital expenditures. Most fixed-income markets gave back some of their gains from earlier in 2010 as interest rates rose sharply and investors shifted to riskier assets.

Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove yields higher during the fourth quarter of 2010 and the first quarter of 2011. Treasury yields fell during the second quarter as the earthquake in Japan, political unrest in the Middle East and North Africa and the eurozone sovereign debt crisis helped sparked a flight to quality and boosted demand for Treasuries.

The third quarter of 2011 was marked by unprecedented market volatility, with economic instability in the U.S. and eurozone leading to a significant decline in Treasury yields. Despite the passage of legislation raising the U.S. debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. Equity markets followed with the most volatile week of trading in history. The Fed downgraded its outlook on U.S. growth and committed to hold the federal funds rate at or near zero through mid-2013. U.S. second-quarter gross domestic product was revised down to 1.0% and job growth unexpectedly stagnated in August. In addition, continued turmoil in the eurozone contributed to market fears and the flight to safety.

Underweight positions in the U.S., U.K., and Australia hurt performance as yields fell.

However, below-index duration in Japan and tactical positioning in Canada added to performance. Emerging Market (EM) exposure was positive for returns as EM debt outperformed like-duration Treasuries. Exposure to the corporate sector also added to performance as corporates outperformed like-duration Treasuries. A small allocation to high-yield bonds during the year also added to returns as the sector outperformed like-duration Treasuries. Finally, holdings of Build America Bonds were positive for performance as they outperformed all asset classes for the 2011 year-to-date period through the end of August. Overall derivative positioning was slightly negative for performance. Long 10-year and 30-year pay-fixed U.S. interest rate swap positions detracted from performance as yields fell over the period, particularly in the second and third quarters of 2011. However, these positions were slightly offset by futures positions, particularly German Bund futures, which added to performance as these instruments rallied over the period.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Global Bond Fund Class 1 (began 10/15/05)	9.86%	7.84%	—	7.07%	45.86%	—	49.45%
Global Bond Fund Class NAV (began 10/15/05)	9.94%	7.93%	—	7.15%	46.43%	—	50.06%
JPMorgan Global Government Bond Unhedged Index[3,4,5]	9.06%	8.20%	—	7.32%	48.29%	—	51.93%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Global Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 JPMorgan Global Government Bond Unhedged Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency, and reflects reinvestment of all applicable dividends, capital gains and interest.

4 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the Fund.

5 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.85% and Class NAV – 0.80%.

19

Global Infrastructure Fund

Subadviser: John Hancock Asset Management (North America)
Portfolio Manager: Jennifer Dowty

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing in equities and equity-related securities of companies involved in the infrastructure sector.

Sector Weighting*	% of Total
Industrials	35.44
Energy	32.50
Utilities	30.96
Materials	1.00
Net Other Assets and Liabilities	0.10

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class I on 1/2/09 (commencement of operations) would have been valued at $12,513.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Global Infrastructure Fund Class A returned +8.86% (including sales charge) and +14.54% (excluding sales charge), compared to the +11.93% return of the S&P Global Infrastructure Index.

Environment ► Positive market momentum was strong during the second half of 2010 and into the beginning of 2011. However, it stalled in March 2011 after the devastating earthquake struck Japan. Volatility intensified during the summer as the European debt crisis spread, Standard & Poor’s downgraded the U.S. government’s credit rating and global economic growth forecasts were trimmed. As these events spread fear into equity markets, investors sought safety in bonds and gold. For the year ending August 31, 2011, the S&P 500 Index gained 18.50%, the MSCI World Index climbed 15.06%, the S&P/TSX Composite Index gained 9.91%, the London FTSE Index rose 6.73%, and the Frankfurt DAX declined 2.37%.

The Fund’s Class A shares returned 14.54% at net asset value (excluding sales charge) and outperformed the S&P Global Infrastructure Index which returned 11.93%. Relative performance was aided by stock selection within the Utilities sector. After the earthquake hit, many Japanese equities declined rapidly. The Fund did not own several Japanese Utilities stocks whose valuations plummeted. In addition, the Fund benefited materially from several stocks that are held outside of the benchmark. One significant contributor was a coal company that was acquired at a healthy premium late in 2010. Other strong performers included energy stocks. The highways and railtracks segment detracted from the Fund’s performance due largely to an underweight position in two Australian stocks, one of which received a takeover offer at a 22% premium.

Global economic conditions have deteriorated and European sovereign debt issues have expanded. The dominant focus for investors has been on macroeconomic conditions. Strong corporate fundamentals and profitability reported during this past earnings season were overshadowed by unstable global economic news. The emphasis for investors likely will remain on macroeconomic conditions. Clearly, global economic conditions are concerning, but we expect policy-makers will undertake actions in the coming weeks and months to restore investor confidence.

Government policymakers recognize that while deficit reduction is a primary objective, infrastructure spending is also a priority. Government leaders recognize the need for infrastructure spending to repair aging infrastructure, create employment, stimulate economic growth and increase competitiveness. China is spending 9% of its gross domestic product on infrastructure, Europe 5%, Canada 4%, while the U.S. is spending just under 2%. In February 2011, U.S. President Obama proposed a $556 billion infrastructure plan over the next six years as part of his 2012 budget, the largest transportation plan in history. Both developed and developing countries are committed to infrastructure spending, and the Fund is positioned to benefit from these spending plans.

PERFORMANCE TABLE[2,3]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Global Infrastructure Fund Class A (began 1/2/09)	8.86%	—	—	6.18%	—	—	17.33%
Global Infrastructure Fund Class I (began 1/2/09)	15.21%	—	—	8.77%	—	—	25.13%
S&P Global Infrastructure Index[4,5]	11.93%	—	—	11.01%	—	—	32.10%

1 NAV represents net asset value and POP represents public offering price.

2 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

3 Since inception, a portion of the Global Infrastructure Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

4 S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe.

5 It is not possible to invest directly in an index.

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2011. For Class A, the net expense is 1.45% and the gross expense is 4.62%. For Class I, the net expense is 1.00% and the gross expense is 4.14%.

20

Global Real Estate Fund

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John F. Robertson, Jerry W. Ehlinger, Daniel Ekins, John Hammond, William Leung, Ross McGlade and John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks a combination of long-term capital appreciation and current income by primarily investing in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies.

Sector Weighting*	% of Total
Retail REITs	23.71
Real Estate Management & Development	16.25
Diversified REITs	10.69
Office REITs	10.19
Specialized REITs	9.99
Residential REITs	9.13
Real Estate Operating Companies	7.58
Industrial REITs	4.74
Real Estate Development	4.71
Health Care Facilities	0.93
Marine Ports & Services	0.08
Short-Term Investments & Other	2.00

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Global Real Estate Fund Class NAV returned +13.07%, underperforming the +13.74% return of the EPRA/NAREIT Global Index.

Environment ► Global-listed real estate stocks were flat to start the period as evidence grew of slowing global economic growth, following a short-lived rebound driven by government stimulus and inventory rebuilding. Global property stocks finished 2010 strong and continued climbing as 2011 began with positive economic news amid geopolitical uncertainty. Global property stocks rose to start February as Middle East headlines failed to deter a market focused on accumulating evidence of broad global recovery. However, markets retreated in the final week of February as Libyan unrest edged toward civil war. Shortly thereafter, the market rebounded, as investors shrugged off rising oil prices against a backdrop of better economic news.

All eyes then turned to the disaster in Japan, and real estate investment trusts (REITs) stumbled during March as all risk assets suffered during the worst days of the aftermath. Global-listed real estate stocks continued to climb in the second quarter, driven by a strong April as all regions posted solid earnings results. Throughout the quarter, long-term bond rates fell in nearly all regions on weakening economic data. Market volatility spiked in early August on the heels of the U.S. debt downgrade, continued sovereign credit risk in Europe and evidence of a faltering economic recovery. Global REITs suffered along with the broader equity markets to end the reporting period. Growth-oriented sectors underperformed the market as weak economic data and heightened concerns regarding the European banking system resulted in risk aversion. Markets seem to be pricing in a meaningful slowdown in growth, which can be witnessed in near-record lows of long-dated Treasuries in a number of developed markets.

For the 12-month period, the Fund underperformed its benchmark largely because of negative currency effects, stemming from an underweight to the euro. Stock selection hurt as weak selection in Japan and Europe offset strong stock picking in Asia (excluding Japan) and in the Americas. Regional allocation slightly detracted from performance. The Fund’s cash position weighed on results, as global REITs produced double-digit returns. During the last year, the Fund’s largest overweight regions included Asia ex Japan and the U.K., while Europe (ex U.K.) and Australia were the largest underweights. The Fund used currency forwards strictly to passively hedge the Fund according to the investment mandate. Such derivatives detracted slightly from performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Global Real Estate Fund Class NAV (began 4/28/06)	13.07%	–2.06%	—	–1.38%	–9.88%	—	–7.18%
EPRA/NAREIT Global Index[3,4]	13.74%	–0.78%	—	0.58%	–3.86%	—	3.13%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Global Real Estate Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 EPRA/NAREIT Global Index is an unmanaged index, designed to track the performance of listed real estate companies and REITs worldwide.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.00%.

21

Heritage Fund

Subadviser: American Century Investment Management, Inc.
Portfolio Managers: David Hollond and Greg Walsh

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital growth. Under normal market conditions, the Fund invests in common stocks of companies that are medium sized and smaller at the time of purchase, but may purchase other types of securities as well.

Sector Weighting*	% of Total
Consumer Discretionary	20.55
Information Technology	19.71
Health Care	15.06
Industrials	15.02
Energy	9.41
Consumer Staples	8.42
Materials	5.20
Financials	3.19
Telecommunication Services	2.04
Utilities	1.00
Short-Term Investments & Other	0.40

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Heritage Fund Class NAV returned +25.44%, compared to the +25.61% return of the Russell Midcap Growth Index.

Environment ► The U.S. stock market advanced for the 12-month period. Although the challenges of a tepid global economic recovery, ongoing sovereign debt concerns in Europe, and the aftermath of the devastating earthquake in Japan created investor concerns and volatility, intermittent signs of a stabilizing economy and healthy corporate earnings levels drove markets higher. In this environment, mid-cap stocks outperformed large-capitalization issues but lagged small-capitalization shares. Among mid-cap stocks, growth shares outpaced their value-oriented counterparts.

The Fund delivered positive returns for the reporting period and had gains in each major sector. Holdings in the Consumer Staples, Health Care and Consumer Discretionary sectors accounted for the vast majority of the Fund’s performance. Holdings in the Financials and Energy sectors trimmed gains relative to the benchmark.

In the Consumer Staples sector, the Fund benefited most from an overweight allocation to the food and staples retailing industry group. Within the industry, the Fund held an advantageous overweight stake in a specialty grocery chain that experienced strong earnings gains as it increased market share. Security selection in the beverages and household products industries also contributed to relative gains. Within the Health Care sector, the biotechnology industry was a significant source of gains versus the benchmark. Here, the Fund held an overweight stake in one outperforming position, while avoiding a handful of underperformers.

In the Consumer Discretionary sector, the Fund held a position in a retailer of women’s yoga and athletic wear, which is not represented in the benchmark. This position contributed meaningfully to absolute and relative gains as the company continued to execute well, demonstrating strong same-store sales increases. The company also benefited from declining oil and gas prices in the quarter, which helped the outlook for discretionary spending and led to improved sentiment for companies tied to the consumer.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Heritage Fund Class NAV (began 10/29/05)	25.44%	2.73%	—	3.52%	14.43%	—	22.44%
Russell Midcap Growth Index[3,4]	25.61%	4.28%	—	5.02%	23.32%	—	33.19%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Heritage Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell MidCap Index with a greater than average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.90%.

22

High Income Fund

Subadviser: John Hancock Asset Management
Portfolio Managers: John F. Iles, Dennis F. McCafferty and Joseph Rizzo

INVESTMENT OBJECTIVE & POLICIES ► To seek high current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents (“junk bonds”) as rated by S&P and Moody’s.

Sector Weighting*	% of Total
Consumer Discretionary	52.55
Industrials	21.78
Financials	10.32
Materials	4.95
Telecommunication Services	2.41
Consumer Staples	1.27
Health Care	0.94
Information Technology	0.67
Energy	0.49
Mortgage Bonds	0.21
Short-Term Investments & Other	4.41

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the High Income Fund Class NAV returned +0.01%, underperforming the +8.15% return of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment ► The 12-month period ended August 31, 2011 was an extremely volatile one for high-yield bonds. Overall, the market enjoyed solid returns — outperforming other broad segments of the domestic fixed-income market, despite enduring one of the worst months for high-yield bonds in the past 25 years in August. The period began with the Federal Reserve enacting a second round of quantitative easing, which boosted the performance of the economy and credit-sensitive bonds. However, the fiscal year ended amid worries about the pace of economic growth; the ongoing European sovereign debt crisis; the debacle in Washington around the debt ceiling increase; and the ensuing Treasury credit rating downgrade. For the full period, every credit tranche and sector of the high-yield market had positive results. Distressed and CCC bonds did best, while those rated B and BB trailed, but still enjoyed solid gains.

The Fund underperformed because of stakes in select economically sensitive issuers hit hard by the market volatility in 2011. Leading detractors included several airlines. Real estate-related securities were another source of weakness. Gaming-related names also detracted amid a difficult consumer-spending environment.

A number of positions contributed to performance. A satellite radio company added subscribers and benefited from improving pricing and cash flow trends. Another contributor was a U.S. automaker, whose sales were driven by a powerful replacement cycle necessitated by an aging U.S. auto fleet and shift towards smaller, more fuel-efficient vehicles. In addition, a position in a commercial real estate firm jumped after the company announced a share buyback plan and dividend payouts on its preferred stock.

As a result of the extreme risk avoidance in financial markets, high-yield bonds now offer more attractive yields relative to Treasuries than they have in some time. While we still have questions about housing, jobs and deficits, we see a number of reasons to be positive on the market going forward. Indeed, yields are relatively attractive, corporate profits are strong, defaults remain comparatively rare, and many corporations have retired their older, higher-coupon debt or refinanced it at new, lower interest rates. Having said that, we think investors should continue to expect a fairly volatile ride as the market trades on headlines having to do with the debt crisis in Europe and the U.S. economy.

At the end of the period, the Fund had a 3% position in U.S. dollar currency derivatives which is used to offset Canadian dollar exposure. We have reduced this position through the year, and do not feel that it represents additional risk to the Fund.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

High Income Fund Class NAV (began 4/28/06)	0.01%	5.03%	—	4.67%	27.83%	—	27.64%
BofA Merrill Lynch U.S. High Yield Master II Constrained
Index[3,4]	8.15%	8.19%	—	7.99%	48.24%	—	50.81%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the High Income Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.71%.

23

High Yield Fund

Subadviser: Western Asset Management Company
Portfolio Manager: S. Kenneth Leech, Steven A. Walsh, Mike Buchanan and Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES ►To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) primarily at the time of investment in high yield securities, mortgage-backed securities, loan assignments or participations and convertible securities.

Sector Weighting*	% of Total
Consumer Discretionary	17.71
Energy	14.27
Industrials	13.04
Financials	12.87
Telecommunication Services	11.45
Materials	8.49
Utilities	4.43
Foreign Government	3.90
Health Care	3.73
Consumer Staples	3.19
Information Technology	1.60
Short-Term Investments & Other	5.32

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $15,082.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ►For the year ended August 31, 2011, the High Yield Fund Class NAV returned +8.42%, underperforming the +8.59% return of the Citigroup High Yield Index.

Environment ► For the 12-month period, the high-yield market gained 8.59%, according to the Citigroup High Yield Index. Performance was split into two distinct periods: the first nine months were characterized by continued economic recovery and improved investor confidence, while in the last three months, the markets experienced an acute risk sell-off, as European sovereign solvency concerns, U.S. debt ceiling problems and apparent slowdown in global economic growth weighed heavily on investor sentiment. Waning investor confidence caused yield spreads to widen significantly.

From a ratings perspective, lower quality bonds outperformed for the period as a whole. CCC-rated companies returned +9.20%, followed by B’s (+8.70%) and BB’s (+7.93%). Information Technology was the index’s top-performing sector, followed by Financials and Energy. Transportation and Industrials lagged. According to Moody’s, the U.S. speculative grade 12-month issuer-weighted default rate fell to 2.1% versus 5.1% a year ago.

The Fund had top-quartile performance versus its peers for the year. Performance was aided by ratings allocations. An overweight to CCC-rated issuers boosted returns as these companies outperformed. We did reduce the size of the overweight over the period, which further helped performance. Sector positioning hurt relative returns. The Fund was underweight to Technology, the best performing sector, and overweight to Transportation, the weakest sector. An underweight to Financials also detracted from performance. Somewhat offsetting these negative factors was the Fund’s overweight to broadband issuers, which outperformed during the period. Overall the use of derivatives, specifically U.S. Treasury futures, was a minor detractor to performance during the 12-month period.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

High Yield Fund Class 1 (began 10/15/05)	8.30%	7.22%	—	7.24%	41.73%	—	50.82%
High Yield Fund Class NAV (began 10/15/05)	8.42%	7.28%	—	7.30%	42.11%	—	51.32%
Citigroup High Yield Index[3,4,5]	8.59%	7.67%	—	7.51%	44.67%	—	53.53%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the High Yield Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.

4 Since inception returns for the index may begin on the month-end closest to the actual inception date of the Fund.

5 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.75% and Class NAV – 0.70%.

24

Index 500 Fund

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the Fund’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that are believed as a group to behave in a manner similar to the Index.

Sector Weighting*	% of Total
Information Technology	17.88
Financials	13.65
Energy	11.89
Health Care	11.35
Consumer Staples	10.88
Consumer Discretionary	10.25
Industrials	10.09
Utilities	3.52
Materials	3.41
Telecommunication Services	2.95
Short-Term Investments & Other	4.13

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Index 500 Fund Class NAV returned +17.99%, underperforming the +18.50% return of the S&P 500 Index.

Environment ► The stock market rally that began in July 2010 in response to the U.S. government’s quantitative easing (QE2) program along with diminished fears of a double-dip recession for the U.S. economy continued unabated through the end of the first quarter of 2011. U.S. stocks climbed sharply with small caps generally outperforming large- and mid-cap companies. This liquidity-driven rally ended in Spring 2011 as a variety of macroeconomic concerns including sovereign debt issues in Europe, the impact of the Japanese disaster, political unrest in parts of the Middle East and Africa, uncertainty around the pending conclusion to QE2, generally weaker economic data and elevated stock market valuations weighed down investor sentiment through much of the second quarter of 2011. The summer months were marked by sharp negative returns for U.S. equities as political posturing regarding the U.S. debt ceiling and deficit reduction plan compounded existing investor concerns.

The S&P 500 Index gained 18.50% for the year ended August 31, 2011, with nine of 10 sectors delivering positive, double-digit returns. Energy stocks led the way, followed by the Consumer Discretionary and Health Care sectors. The Financials sector was flat for the period, while Utilities and Telecommunications Services made meaningful positive contributions despite lagging most other sectors.

While equity market valuations appear reasonable in light of the recent stock market correction and U.S. businesses remain flush with cash, investors continue to face an uncertain investing environment. Sluggish U.S. economic fundamentals and the fact that many of the overriding macroeconomic concerns have yet to be fully addressed will likely lead to continued stock market volatility at least in the short term.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Index 500 Fund Class NAV (began 10/27/06)	17.99%	—	—	–0.84%	—	—	–4.01%
S&P 500 Index[3,4]	18.50%	—	—	–0.54%	—	—	–2.61%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Index 500 Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.48%.

25

International Equity Index Fund

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider and Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to track the performance of a broad-based equity index of foreign companies, primarily in developed countries, and to a lesser extent, in emerging-market countries. The Fund primarily invests in securities listed in the Morgan Stanley Capital International All Country (MSCI AC) World ex-U.S. Index.

Sector Weighting*	% of Total
Financials	22.52
Materials	12.20
Energy	10.61
Industrials	10.05
Consumer Staples	8.90
Consumer Discretionary	8.65
Health Care	6.39
Information Technology	5.93
Telecommunication Services	5.75
Utilities	3.86
Short-Term Investments & Other	5.14

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the International Equity Index Fund Class NAV returned +10.36%, compared to the +10.80% return of the MSCI AC World Ex-U.S. Index.

Environment ► Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment during the final quarter of 2010, but global financial markets focused instead on a brightening economic outlook. Enthusiasm picked up slowly at first, as mixed U.S. employment data and fragile consumer confidence blunted the impact of solid third-quarter earnings reports, while moves to tighten money in China fueled Asian growth concerns. But the anticipation and early November arrival of expanded quantitative easing by the U.S. Federal Reserve muted worries.

Concern about U.S. jobs, European bonds and global trade grew even before a record earthquake struck off northeastern Japan on March 11, and worries about spreading radiation from a tsunami-damaged nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added fresh liquidity to keep financial conditions accommodative, share prices globally began to rebound.

Despite broadly encouraging reports on second quarter profits, investors endured a volatile summer and couldn’t sidestep concerns regarding slowing economic growth, European bond woes, U.S. political paralysis in the debt ceiling debate and S&P’s downgrade of U.S. debt.

Nearly all developed market countries had gains, with the notable exception of Greece and a few others. Similarly, nearly all emerging-market country stock indices were up over the year. Developed-market countries performed slightly better than emerging-market countries. On a regional basis, Asia Pacific and Europe did better than Latin America. Nine out of 10 sectors had gains for the year. Consumer Staples and Materials were the best performing sectors, while Financials and Utilities were the weakest.

Using a passive investment style, the Fund owns largely the same stocks and sectors in roughly the same weights as the MSCI AC World Ex-U.S. Index. At period end, the index’s four largest sectors were Financials, Materials, Energy and Industrials. The Fund does use exchange-traded equity index futures to maintain market exposure while allowing for daily cash liquidity. The futures positions are small and unleveraged and are used solely to equitize the Fund’s small amounts of cash. Futures positions are generally less than 5% of the Fund’s value and do not materially contribute to closer tracking compared to the index. The Fund uses exchange traded equity index futures to maintain market exposure while simultaneously allowing for daily cash liquidity. The futures positions are small, unleveraged and used solely to equitize the small cash amounts in the portfolio. During the period, they had a modestly favorable impact on performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

International Equity Index Fund Class NAV (began 10/29/05)	10.36%	0.43%	—	4.01%	2.17%	—	25.83%
MSCI AC World Ex-U.S. Index[3,4]	10.80%	1.24%	—	5.05%	6.36%	—	33.32%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the International Equity Index Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI AC World Ex-U.S. Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding U.S.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.56%.

26

International Growth Stock Fund

Subadviser: Invesco Advisers, Inc.
Portfolio Managers: Clas Olsson, Shuxin Cao, Jason Holzer and Mathew Dennis

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to achieve long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks. The Fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the Fund’s portfolio managers to have strong earnings growth.

Sector Weighting*	% of Total
Consumer Discretionary	18.90
Consumer Staples	12.93
Energy	9.86
Financials	10.36
Health Care	11.63
Industrials	9.63
Information Technology	9.95
Materials	4.39
Telecommunication Services	3.51
Utilities	1.74
Short-Term Investments & Other	7.10

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► From its inception on September 16, 2010 to August 31, 2011, the International Growth Fund Class NAV returned +6.21%, outperforming the +5.35% return of the MSCI EAFE Growth Index.

Environment ► Equity markets were highly volatile during the fiscal year, as investors weighed the issues of improved corporate profits against soft macroeconomic data and debt issues in Europe and in the U.S. After a general rising trend for the first half of 2011, the major equity indices sold off precipitously, as the U.S. government received a downgrade to its AAA credit rating, prompting fears of a double-dip recession.

Absolute results were broadly favorable, with the Fund delivering gains across eight of the 10 sectors. Relative to the index, Fund exposure in the Financials, Consumer Discretionary and Energy sectors were the largest contributors to outperformance. In Financials, an underweight was supportive as well. In addition, the Fund’s cash exposure, higher than average at about 7%, was also helpful during a volatile period.

All major regions delivered gains, with relative results predominantly supported by Fund exposures in Asia. Allocations in Europe were also positive. Strong stock selection in Japan was the key driver of both absolute and relative results. A meaningful underweight to the weak Japanese market, still recovering from the March earthquake and tsunami, contributed to relative results. In addition, solid stock selection across Korea, Singapore, Australia and Taiwan added favorably to both relative and absolute results.

In contrast, a substantial underweight to the period’s strongest sector, Materials, detracted from relative results. However, strong stock selection across the sector enabled the portfolio to outperform the index’s sector. We continue to question the ability of Materials companies to maintain current return levels and we are very cautious about their ability to maintain capital discipline over the long term. Fund holdings in the Africa/Mid East region detracted from both absolute and relative results.

The Fund ended the period with overweights in Asia (ex Japan), Latin America and Canada and underweight in Europe. Sector positioning included a bias toward the Consumer Discretionary sector. The Fund is also overweight the Energy, Health Care, Information Technology, Telecommunication Services and Utilities sectors. The Fund ended the period with underweight positions in Materials, Financials, Industrials and Consumer Staples.

In conclusion, while volatility and macro risks may remain high, global equity markets have drawn support from healthy earnings trends, elevated levels of liquidity, reasonable valuation levels and an increase in merger and acquisition activity.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

International Growth Stock Fund Class NAV (began 9/16/10)	—	—	—	—	—	—	6.21%
MSCI EAFE Growth Index[3,4]	—	—	—	—	—	—	5.35%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the International Growth Stock Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI EAFE Growth Index (Europe, Australia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, of securities with greater than average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.98%.

27

International Opportunities Fund

Subadviser: Marsico Capital Management, LLC
Portfolio Managers: James G. Gendelman and Munish Malhotra

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential.

Sector Weighting*	% of Total
Consumer Discretionary	21.87
Information Technology	18.16
Industrials	15.05
Financials	10.31
Energy	7.71
Consumer Staples	6.51
Health Care	5.90
Materials	5.46
Telecommunication Services	4.87
Short-Term Investments & Other	4.16

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $11,703.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the International Opportunities Fund Class NAV returned +8.43%, underperforming the +10.50% return of the MSCI EAFE Index.

Environment ► International equities managed to achieve forward progress for the 12-month period and were able to withstand geopolitical tensions in the Middle East and North Africa, a massive earthquake and tsunami in Japan, rapidly changing sentiment regarding the global economic growth outlook and a highly fluid situation associated with several European Union member budget deficits and related sovereign debt concerns.

Stock selection in the Energy sector was a significant detractor from performance results. A position in a Brazilian exploration and development company was among the largest individual detractors. An underweight allocation to the Consumer Staples sector also hampered performance, as it was a strong-performing benchmark sector.

The Fund’s overall exposure to various currencies had a negative impact on returns relative to MSCI EAFE Index. For example, foreign currency forward contracts were utilized during the reporting period to hedge a portion of the Fund’s investments denominated in Japanese yen. The Fund initiated the hedge as a capital preservation strategy, based on the view that the yen was significantly overvalued relative to the dollar on a purchasing power parity basis. However, the yen continued to generally strengthen versus the U.S. dollar and several other major currencies, and the hedge detracted from performance.

The Fund had several areas of strength. Stock selection in the Industrials, Information Technology and Materials sectors was strong. Several of the Fund’s Consumer Discretionary companies also posted solid gains, including a Swiss watch manufacturer, a German automaker and a Spanish apparel retailer.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

International Opportunities Fund Class 1 (began 10/15/05)	8.41%	–1.05%	—	2.71%	–5.13%	—	17.03%
International Opportunities Fund Class NAV (began 10/15/05)	8.43%	–1.00%	—	2.78%	–4.89%	—	17.47%
MSCI EAFE Index[3,4]	10.50%	–1.01%	—	2.67%	–4.94%	—	16.79%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the International Opportunities Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance. The MSCI EAFE Gross Index consists of 22 developed market country indices.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 1.01% and Class NAV – 0.96%.

28

International Small Cap Fund

Subadviser: Franklin Templeton Investment Corp.
Portfolio Manager: Harlan Hodes

INVESTMENT OBJECTIVE & POLICIES ►To seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

Sector Weighting*	% of Total
Consumer Discretionary	33.87
Industrials	20.50
Financials	17.26
Information Technology	8.31
Consumer Staples	6.08
Energy	3.90
Materials	2.20
Health Care	1.85
Utilities	1.34
Telecommunication Services	1.13
Short-Term Investments & Other	3.56

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $13,279.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the International Small Cap Fund Class NAV returned +9.87%, underperforming the +14.34% return of the S&P/Citigroup Global ex-U.S. <$2 Billion Index.

Environment ► During the period under review, international small-capitalization stocks generally outperformed their larger-cap counterparts. Overall, global equity markets grew increasingly volatile, with large swings due to ongoing sovereign debt concerns in Europe, fears of a double-dip U.S. recession and natural disasters such as the earthquake and tsunami in Japan.

The Fund had some underperformers, including a Canada-based leading global consumer products manufacturer, importer and marketer specializing in juvenile products, home furnishings and leisure and recreational products. The stock was hurt by global economic concerns and consumers’ reduced discretionary spending.

Another detractor was a dominant television broadcaster in a consolidating Spanish media market. Although its shares fell in value, over the longer term we believe that improved pricing, tighter inventory and increasing television consumption could drive its revenues and earnings higher.

Several positions performed well during the period. The shares of a leading supplier of heavy earthmoving equipment rentals to the Australian mining industry rose as the company benefited from stronger industry demand and from exiting underperforming U.S. and European operations. In addition, Australian mining industry sentiment revived with the demise of a proposed mineral tax.

A Norway-based recycling industry manufacturer and service provider also performed well. During the period, its share price benefited from investors’ increasing environmental focus and indirectly from rising commodity prices through its bottle deposit products as well as waste, food and minerals sorting. According to our analysis, the firm could continue to benefit from increasing global legislation furthering deposits on cans and bottles, better recycling economics, expanding automation of recycling and trash sorting and higher replacement and service sales.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Fund’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

International Small Cap Fund Class 1 (began 10/15/05)	9.74%	3.18%	—	4.94%	16.92%	—	32.79%
International Small Cap Fund Class NAV (began 10/15/05)	9.87%	3.22%	—	5.02%	17.18%	—	33.35%
S&P/Citigroup Global ex-U.S. <$2 Billion Index[3,4]	14.34%	4.41%	—	7.18%	24.09%	—	50.32%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the International Small Cap Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P/Citigroup Global ex-U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 1.22% and Class NAV – 1.17%.

29

International Small Company Fund

Subadviser: Dimensional Fund Advisors LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies. The Fund will primarily invest its assets in equity securities of non-U.S., small companies of developed markets but may also invest in emerging markets.

Sector Weighting*	% of Total
Industrials	24.36
Consumer Discretionary	18.24
Materials	13.75
Financials	12.25
Information Technology	8.61
Energy	6.36
Consumer Staples	6.15
Health Care	5.71
Utilities	2.38
Telecommunication Services	1.00
Short-Term Investments & Other	1.19

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the International Small Company Fund Class NAV returned +17.11%, underperforming the +17.82% return of the MSCI EAFE Small Cap Index.

Environment ► Developed equity markets, excluding the United States had a positive return for the year ended August 31, 2011, based on the MSCI World ex U.S. Investable Market Index. However, there was a lot of variation in performance at the country and asset class level. For instance, the difference in performance between the best performing developed market, New Zealand, and the worst performing one, Greece, was almost 80%. In general, heavily indebted countries in Europe were the worst performers, while commodity-rich nations such as Norway, Australia and Canada did much better. The U.S. dollar depreciated against all major currencies. Overall, currency fluctuations added more than 11% to the dollar-denominated returns of developed market equities over the year ended August 31, 2011. Along the market capitalization dimension, small-cap stocks greatly outperformed large caps.

Delving deeper into the small-cap space however, it becomes apparent that small and mid-cap stocks significantly outperformed their smaller peers. The Fund’s relative underperformance was in part owing to this trend as it places a greater emphasis on smaller-cap stocks relative to the index. In addition, differences in country weightings had a net negative impact on returns; notably slightly lower weights in France and Germany relative to the benchmark. Sector allocation differences were relatively benign over the full period. A higher weighting in Energy and no exposure to real estate investment trusts detracted while a greater allocation to Materials and lower weight in Financials helped performance relative to the Index. As a quick reminder, the Fund’s allocations to sectors and countries are a result of our stock selection process and should not be interpreted as tactical bets.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

International Small Company Fund Class NAV (began 4/28/06)	17.11%	1.38%	—	–0.02%	7.07%	—	–0.10%
MSCI EAFE Small Cap Index[3,4]	17.82%	0.72%	—	–0.83%	3.63%	—	–4.34%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the International Small Company Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, and targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index. The MSCI EAFE Index consists of 22 developed market country indices.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.11%.

30

International Value Fund

Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Antonio Docal and Norman Boersma

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital. The Fund invests at least 80% of its total assets in equity securities of companies located outside the U.S., including emerging markets.

Sector Weighting*	% of Total
Financials	23.69
Information Technology	13.33
Telecommunication Services	12.91
Health Care	12.00
Energy	10.44
Industrials	8.69
Consumer Discretionary	8.06
Materials	3.72
Consumer Staples	2.94
Utilities	1.56
Short-Term Investments & Other	2.66

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $11,707.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the International Value Fund Class NAV returned +9.55%, underperforming the +10.50% return of the MSCI EAFE Index.

Environment ► International equities gained overall during the period, although positive momentum reversed sharply near period end as escalating sovereign debt and economic growth concerns severely curtailed investor optimism. Economically sensitive sectors like Materials and Industrials outperformed early in the period, while defensive sectors like Health Care and Consumer Staples outperformed at period end as risk aversion escalated.

The Fund’s Health Care allocation was a major contributor to absolute returns and performance relative to the benchmark index, buoyed mainly by stock selection. Strong performers included pharmaceutical manufacturers in France and Switzerland. Although investor rotation into defensive sectors largely drove Health Care’s outperformance, we believed some sector stocks traded at reasonable levels.

An overweighting and stock selection in the Energy sector also helped relative performance during a period when oil topped $100 per barrel before retreating on slowing economic growth prospects. Certain positions in Telecommunication Services and Information Technology also performed well. We continued to find opportunities we felt were compelling in select firms in those sectors where we believed attractive international growth prospects were not reflected in depressed valuations. An underweighting in the poor performing Utilities sector also helped relative performance.

We found fewer opportunities in the Materials sector, where we felt cyclically high valuations and profit levels warranted caution. Thus, our significant underweighting hindered relative results during a period when Materials prices soared. Stock selection in Consumer Discretionary and stock selection and underweighting in Consumer Staples also dampened performance. Other detractors included Financials holdings in Italy, Switzerland and France. Although we remained underweighted in Financials, we sought to take advantage of what seemed to us to be indiscriminate pressure in the sector, and we selectively increased exposure to banks and insurers that had repaired their balance sheets and focused on their core areas of profitability. Stock selection in high-growth Asian markets helped relative performance. Conversely, stock selection in troubled Europe hindered results.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Fund’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

International Value Fund Class 1 (began 10/15/05)	9.49%	–0.19%	—	2.72%	–0.97%	—	17.07%
International Value Fund Class NAV (began 10/15/05)	9.55%	–0.15%	—	2.78%	–0.73%	—	17.49%
MSCI EAFE Index[3,4,5]	10.50%	–1.01%	—	2.67%	–4.94%	—	16.79%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the International Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance. The MSCI EAFE Index consists of 22 developed market country indices.

4 Since inception returns for the index may begin on the month-end closest to the actual inception date of the Fund.

5 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2011. The net expenses are as follows: Class 1 – 0.96% and Class NAV – 0.91%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class 1 – 0.95% and Class NAV – 0.90%.

31

Investment Quality Bond Fund

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Thomas L. Pappas, CFA, Christopher A. Jones, CFA, LT Hill and Campe Goodman

INVESTMENT OBJECTIVE & POLICIES ► To provide a high level of current income consistent with the maintenance of principal and liquidity. The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The Fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Sector Weighting*	% of Total
U.S. Government	27.22
U.S. Government Agency	20.50
Financials	19.05
Consumer Discretionary	4.86
Consumer Staples	3.76
Utilities	3.59
Collateralized Mortgage Obligations	3.41
Energy	3.36
Municipal Bonds	3.09
Health Care	2.43
Telecommunication Services	2.36
Asset Backed Securities	1.69
Materials	1.25
Foreign Government	1.11
Industrials	1.00
Information Technology	0.30
Short-Term Investments & Other	1.02

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $14,006.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Investment Quality Bond Fund Class NAV returned +3.69%, compared to the +4.04% return of the Barclays Capital U.S. Government Index, the +4.98% return of the Barclays Capital U.S. Credit Index and the +4.51% return of the Combined Index.

Environment ► During the second half of 2010, investor confidence in a sustained recovery grew as economic indicators strengthened and stimulus measures provided a boost. The Federal Reserve launched a second round of quantitative easing that injected $600 billion into the economy through the first half of 2011 while the Obama administration announced an extension to the Bush-era tax cuts. Markets rallied as U.S. monetary and fiscal policy remained accommodative.

Positive economic fundamentals in early 2011 led to growing optimism over the U.S. economic recovery. However, geopolitical instability and the tragic events in Japan weighed on investor sentiment. Investors’ risk appetite deteriorated amid a deepening sovereign debt crisis in Europe and signs the U.S. economic recovery was losing momentum. Uncertainties over the U.S. debt ceiling negotiations and the S&P downgrade of the U.S. Government’s long-term credit rating from AAA to AA+ further weighed on investor sentiment. By period end, U.S. investment-grade spreads widened to levels not seen since late 2009 as market participants digested weak economic data. Federal Reserve Chairman Ben Bernanke avowed the Fed’s commitment to a prolonged period of low policy rates.

Contributing to relative results was the Fund’s allocation to high-yield bonds and U.S. TIPS. The Fund’s overweight to investment-grade credit and security selection within Industrials, as well as allocations to commercial mortgage-backed securities and asset-backed securities added to performance. A relative value trade, which consisted of short exposure to emerging-market debt and long high-yield corporate bonds, also contributed to performance.

These positive results were offset by the Fund’s allocation to mortgage-backed securities and non-dollar securities, which detracted from relative performance. Yield curve positioning also hurt results.

Derivatives are an important part of the Fund’s investment process. During the period, Treasury futures and interest-rate swaps were used to manage the Fund’s duration and yield curve positioning. Credit default swaps and credit default index swaps were purchased to protect the Fund’s credit holdings and to gain exposure to credit indices. Additionally, interest-rate futures and currency forward contracts were used to implement the Fund’s non-U.S. rate and currency positions. In isolation, the derivative instruments used did not have a meaningful contribution to the performance of the Fund during the period. The derivatives used within the portfolio did not have a meaningful impact on the risk of the portfolio as they were used to gain exposure to securities or indices more efficiently, or to hedge certain exposures.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Investment Quality Bond Fund Class 1 (began 10/15/05)	3.71%	6.41%	—	5.90%	36.45%	—	40.06%
Investment Quality Bond Fund Class NAV (began 10/15/05)	3.69%	6.46%	—	5.94%	36.74%	—	40.41%
Barclays Capital U.S. Government Index[3,4,5]	4.04%	6.42%	—	5.96%	36.53%	—	40.52%
Barclays Capital U.S. Credit Index[4,5,6]	4.98%	6.91%	—	6.41%	39.65%	—	44.12%
Combined Index[4,5,7]	4.51%	6.72%	—	6.23%	38.41%	—	42.65%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Investment Quality Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Barclays Capital U.S. Government Index is an unmanaged index that represents securities issued by the U.S. Government (i.e. securities in the Treasury and Agency indices).

4 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the Fund.

5 It is not possible to invest directly in an index.

6 Barclays Capital U.S. Credit Index is and unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

7 Combined Index represents 50% of the Barclays Capital U.S. Government Index and 50% Barclays Capital U.S. Credit Index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.71% and Class NAV – 0.66%.

32

Large Cap Fund

Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: John Leonard, Thomas Cole and Thomas Digenan

INVESTMENT OBJECTIVE & POLICIES ► To seek to maximize total return, consisting of capital appreciation and current income. The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies as in the Russell 1000 Index.

Sector Weighting*	% of Total
Information Technology	16.48
Health Care	15.93
Financials	14.82
Consumer Discretionary	12.85
Energy	11.86
Industrials	11.04
Consumer Staples	8.56
Utilities	3.67
Materials	3.47
Short-Term Investments & Other	1.32

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $10,440.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Large Cap Fund Class NAV returned +15.27%, underperforming the +19.06% return of the Russell 1000 Index.

Environment ► The year ended August 31, 2011 was a volatile but strong return environment with the Russell 1000 Index gaining more than 19%. The period began strongly as fears over European weakness began to abate and companies generated strong earnings. The period ended with European fears back on the rise and a downgrade of U.S. Treasuries. As the period ended, earnings were continuing to rise, but the market appeared more focused on macroeconomic concerns.

During the period, the Fund underperformed its benchmark. Our sector allocation contributed to performance as the Fund benefited from an underweight to Consumer Staples and overweight to Consumer Discretionary stocks during a period of strong market performance. Underweighting Financials also contributed to results but stock selection within Financials detracted, as we were underweight real estate investment trusts and insurance and overweight diversified financials. The market remained concerned about European contagion and the onerous regulatory environment that banks face going forward.

Stock selection detracted from performance during the period. Valuations within Financials are attractive and we have been taking advantage of the volatility and adding to our positions. The Fund remains focused on stock selection, with our sector positioning primarily driven by bottom-up stock picks. At this point, the Fund is somewhat aggressively positioned. We are underweight Telecommunication Services, Consumer Staples, Information Technology and Materials. We are positive on domestic demand beneficiaries (Financials and Consumer Discretionary), which are relatively more resilient.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Large Cap Fund Class 1 (began 10/15/05)	15.13%	–1.17%	—	0.73%	–5.72%	—	4.40%
Large Cap Fund Class NAV (began 10/15/05)	15.27%	–1.11%	—	0.79%	–5.44%	—	4.76%
Russell 1000 Index[3,4]	19.06%	1.11%	—	2.85%	5.68%	—	17.99%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Large Cap Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.85% and Class NAV – 0.80%.

33

Mid Cap Growth Index Fund

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: John Tucker, CFA and Kristin Carcio

INVESTMENT OBJECTIVE & POLICIES ► Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the MSCI U.S. Mid Cap Growth Index and (b) securities (which may or may not be included in the MSCI U.S. Mid Cap Growth Index) that the subadviser believes as a group will behave in a manner similar to the index.

Sector Weighting*	% of Total
Consumer Discretionary	20.27
Information Technology	18.75
Health Care	16.22
Energy	13.47
Industrials	12.12
Materials	7.47
Financials	4.27
Consumer Staples	3.85
Telecommunication Services	1.26
Utilities	0.14
Short-Term Investments & Other	2.18

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 4/30/10 (commencement of operations) would have been valued at $11,140.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Mid Cap Growth Index Fund Class NAV returned +26.33%, underperforming the +27.05% return of the MSCI U.S. Mid Cap Growth Index.

Environment ► Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment during the final quarter of 2010, but global financial markets focused instead on a brightening economic outlook. Enthusiasm picked up slowly at first, as mixed U.S. employment data and fragile consumer confidence blunted the impact of solid third quarter earnings reports, while moves to tighten money in China fueled Asian growth concerns. But the anticipation and early November arrival of expanded quantitative easing by the U.S. Federal Reserve muted worries.

Concern about U.S. jobs, European bonds and global trade grew even before a record earthquake struck off northeastern Japan on March 11, and worries about spreading radiation from a tsunami-damaged nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start more aggressively looking for values, and when the Bank of Japan added fresh liquidity to keep financial conditions accommodative, share prices globally began to rebound.

Despite broadly encouraging reports on second quarter profits, investors endured a volatile summer and couldn’t sidestep concerns regarding slowing economic growth, European bond woes, U.S. political paralysis in the debt ceiling debate and S&P’s downgrade of U.S. debt.

For the annual period ended August 31, 2011, the MSCI U.S. Mid Cap Growth Index performed well overall, returning +27.05%. All 10 sectors had gains, led by Energy and Consumer Discretionary. Using a passive investment style, the Fund owns largely the same stocks and sectors in approximately the same weights as the Index. As of August 31, 2011, the portfolio’s four largest sectors were Consumer Discretionary, Information Technology, Health Care and Energy.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Mid Cap Growth Index Fund Class 1 (began 4/30/10)	26.30%	—	—	8.39%	—	—	11.40%
Mid Cap Growth Index Fund Class NAV (began 4/30/10)	26.33%	—	—	8.41%	—	—	11.43%
MSCI U.S. Mid Cap Growth Index[3,4,5]	27.05%	—	—	10.36%	—	—	14.09%
1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Mid Cap Growth Index Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI U.S. Mid Cap Growth Index (gross of foreign withholding taxes on dividends) is an unmanaged index designed to measure the performance of mid-cap securities with greater than average growth orientation.

4 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the Fund.

5 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.65% and Class NAV – 0.60%.

34

Mid Cap Index Fund

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in (a) common stocks that are included in the S&P MidCap 400 Index and (b) securities that are believed as a group to behave in a manner similar to the index.

Sector Weighting*	% of Total
Financials	17.97
Information Technology	14.21
Industrials	13.77
Consumer Discretionary	13.09
Health Care	10.50
Energy	6.88
Materials	6.77
Utilities	5.75
Consumer Staples	4.57
Telecommunication Services	0.46
Short-Term Investments & Other	6.03

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Mid Cap Index Fund Class NAV returned +22.37%, underperforming the +22.89% return of the S&P MidCap 400 Index.

Environment ► The stock market rally that began in the summer of 2010 in response to the U.S. government’s quantitative easing (QE2) program along with diminished fears of a double-dip recession for the U.S. economy continued unabated through the end of the first quarter of 2011. U.S. stocks climbed sharply with small caps generally outperforming large and mid-cap companies. This liquidity-driven rally ended in Spring 2011 as a variety of macroeconomic concerns including sovereign debt issues in Europe, the impact of the Japanese disaster, political unrest in parts of the Middle East and Africa, uncertainty around the pending conclusion to QE2, generally weaker economic data and elevated stock market valuations weighed down investor sentiment through much of the second quarter of 2011. The summer months were marked by sharp negative returns for U.S. equities as political posturing regarding the U.S. debt ceiling and deficit reduction plan compounded existing investor concerns.

Eight of 10 sectors delivered double-digit gains. Consumer Staples (58.3%) led the way, followed by the Energy (36.7%) and Consumer Discretionary (30.9%) sectors. Telecommunications Services (7.2%), Financials (9.7%) and Materials (17.6%) all made meaningful contributions despite lagging most other sectors.

While equity market valuations appear reasonable in light of the recent stock market correction and U.S. businesses remain flush with cash, investors continue to face an uncertain investing environment. Sluggish U.S. economic fundamentals and the fact that many of the overriding macroeconomic concerns have yet to be fully addressed will likely lead to continued stock market volatility, at least in the short term.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Mid Cap Index Fund Class NAV (began 10/29/05)	22.37%	4.14%	—	5.11%	22.49%	—	33.77%
S&P MidCap 400 Index[3,4]	22.89%	4.65%	—	5.66%	25.51%	—	37.91%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Mid Cap Index Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.51%.

35

Mid Cap Stock Fund

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen, CFA and Mario E. Abularach, CFA

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

Sector Weighting*	% of Total
Information Technology	24.26
Consumer Discretionary	23.51
Health Care	17.08
Industrials	10.56
Energy	9.41
Consumer Staples	5.63
Materials	3.48
Financials	1.09
Short-Term Investments & Other	4.98

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $13,584.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ►For the year ended August 31, 2011, the Mid Cap Stock Fund Class NAV returned +23.46%, underperforming the +25.61% return of the Russell Midcap Growth Index.

Environment ► For the year ended August 31, 2011, U.S. mid-cap equities, as measured by the Russell Midcap Growth Index, gained 25.61%. U.S. equities surged early in the period, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of U.S. tax cuts, strong earnings growth and generally improving economic data. However, equities started to decline in the second quarter of 2011, erasing earlier gains as investors became increasingly worried that policy tightening in Europe would hamper global economic growth. This negative sentiment continued after the downgrade of U.S. debt and a string of weak economic reports further pressured equities.

Allocation among sectors, a result of the bottom-up stock selection process, detracted from relative performance over the period. An underweight to the strong performing Energy sector and overweight to the lagging Information Technology sector detracted most. A small residual cash position in a strong equity market was also a drag on performance. This was partially offset by an overweight to the strong-performing Consumer Discretionary sector and an underweight to Financials. In aggregate, stock selection did not have a meaningful impact on performance during the period. Though the Fund had strong security selection within the Consumer Staples, Information Technology and Materials sectors, this was offset by weak selection in the Industrials, Consumer Discretionary and Health Care sectors.

Top contributors to performance included a fast-growing coffee company, a premium mattress manufacturer and a beauty retailer and salon services provider. Biggest detractors from performance included a global cement equipment and services provider, a specialty biopharmaceutical company and an e-commerce and interactive marketing services provider.

At period end, stock-by-stock decisions resulted in overweights to the Information Technology, Consumer Discretionary and Health Care sectors. The Materials, Financials and Industrials sectors were the Fund’s largest underweights. The Fund entered into currency forward contracts during the period to hedge the currency risk associated with foreign-denominated equity holdings. Their impact was not material.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Mid Cap Stock Fund Class 1 (began 10/15/05)	23.37%	3.53%	—	5.35%	18.95%	—	35.84%
Mid Cap Stock Fund Class NAV (began 10/15/05)	23.46%	3.58%	—	5.40%	19.24%	—	36.26%
Russell Midcap Growth Index[3,4]	25.61%	4.28%	—	5.31%	23.32%	—	35.54%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Mid Cap Stock Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.93% and Class NAV – 0.88%.

36

Mid Cap Value Equity Fund

Subadviser: Columbia Management Investment Advisers, LLC
Portfolio Managers: Steve Schroll, Laton Spahr and Paul Stocking

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital. The Fund invests at least 80% of its net assets in equity securities of medium-sized companies.

Sector Weighting*	% of Total
Industrials	17.23
Financials	16.32
Consumer Discretionary	12.69
Health Care	11.07
Energy	10.89
Materials	8.94
Utilities	6.62
Information Technology	6.43
Consumer Staples	3.46
Telecommunication Services	2.49
Short-Term Investments & Other	3.86

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Mid Cap Value Equity Fund Class NAV returned +16.79%, underperforming the +17.51% return of the Russell Midcap Value Index.

Environment ► The year ended August 31, 2011 was a volatile but strong one for the U.S. equity markets. Disasters made headlines including the earthquake and tsunami in Japan, geopolitical instability and tensions in the Middle East and northern Africa, a sovereign debt crisis in Europe, possibility of cooling economic growth in China and a potential double-dip recession in the United States, all permeated investor sentiment. While the U.S. equity market was able to climb the wall of worry during the period, several concerns resurfaced leading to heightened risk aversion toward the end of the annual period.

The main detractors from performance came from weak stock selection in the Consumer Discretionary, Energy and Financials sectors. Within Consumer Discretionary, two for-profit education companies were the largest detractors. The companies have suffered from a drop in enrollment, revenues and profits. In addition, holdings in the media industry underperformed the broader industry. Despite posting double-digit gains, the Fund’s Energy holdings underperformed those of the Russell Midcap Value Index during the period. Relative gains from an underweight of the Financials sector were more than offset by weak stock selection, particularly in the commercial bank and insurance industries.

The top contributor to performance during the period was a tobacco company whose shares rose following a favorable Food and Drug Administration advisory committee review of the health impact of menthol. Stock selection in the Materials and Industrials sectors was also a positive. In particular, an emphasis on the chemicals industry boosted results in the Materials sector. In the Industrials sector, engineering and construction holdings provided the largest relative contribution.

The end of the period was marked by one of the worst months in years. The Fund currently holds a cyclical tilt with themes that emphasize global growth. We believe valuations indicate more than a 50% chance of a U.S. recession, leading to expectations of a meaningful decline in profits. We also believe that even with a recession, the cyclical decline in earnings will be less pronounced than prior recessions, given the lower level of leverage, less incremental capacity added over the last three years and the conservative nature of global supply chains.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Mid Cap Value Equity Fund Class NAV (began 4/28/06)	16.79%	0.87%	—	0.15%	4.43%	—	0.78%
Russell Midcap Value Index[3,4]	17.51%	1.36%	—	1.40%	6.97%	—	7.70%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Mid Cap Value Equity Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.92%.

37

Mid Cap Value Index Fund

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: John Tucker, CFA and Payal Gupta

INVESTMENT OBJECTIVE & POLICIES ► Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the MSCI U.S. Mid Cap Value Index and (b) securities (which may or may not be included in the MSCI U.S. Mid Cap Value Index) that the subadviser believes as a group will behave in a manner similar to the index.

Sector Weighting*	% of Total
Financials	27.49
Consumer Discretionary	13.03
Utilities	12.91
Information Technology	9.73
Industrials	9.53
Materials	7.58
Consumer Staples	6.45
Health Care	5.91
Energy	4.68
Telecommunication Services	1.53
Short-Term Investments & Other	1.16

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 4/30/10 (commencement of operations) would have been valued at $10,035.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Mid Cap Value Index Fund Class NAV returned +16.32%, underperforming the +16.81% return of the MSCI U.S. Mid Cap Value Index.

Environment ► Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment during the final quarter of 2010, but global financial markets focused instead on a brightening economic outlook. Enthusiasm picked up slowly at first, as mixed U.S. employment data and fragile consumer confidence blunted the impact of solid third quarter earnings reports, while moves to tighten money in China fueled Asian growth concerns. But the anticipation and early November arrival of expanded quantitative easing by the U.S. Federal Reserve muted worries.

Concern about U.S. jobs, European bonds and global trade grew even before a record earthquake struck off northeastern Japan on March 11, and worries about spreading radiation from a tsunami-damaged nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start more aggressively looking for values, and when the Bank of Japan added fresh liquidity to keep financial conditions accommodative, share prices globally began to rebound.

Despite broadly encouraging reports on second quarter profits, investors endured a volatile summer and couldn’t sidestep concerns regarding slowing economic growth, European bond woes, U.S. political paralysis in the debt ceiling debate and S&P’s downgrade of U.S. debt.

For the 12 months ended August 31, 2011, the MSCI U.S. Mid Cap Value Index performed well overall, returning 16.81%. All 10 sectors had positive returns, led by Health Care and Energy. Using a passive investment style, the Fund owns largely the same stocks and sectors in approximately the same weights as the Index. At period end, the Fund’s four largest sectors were Financials, Consumer Discretionary, Utilities and Information Technology.

This Fund may at times purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, in lieu of investment directly in the securities making up an index or to enhance a strategy’s replication of the index return. This position in futures also allows us to accommodate cash flows into and out of the Fund on a daily basis and equitize dividend receivables to achieve closer tracking. During the period, these futures contracts had a slightly positive impact on performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Mid Cap Value Index Fund Class 1 (began 4/30/10)	16.28%	—	—	0.26%	—	—	0.35%
Mid Cap Value Index Fund Class NAV (began 4/30/10)	16.32%	—	—	0.29%	—	—	0.38%
MSCI U.S. Mid Cap Value Index[3,4,5]	16.81%	—	—	1.99%	—	—	2.66%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Mid Cap Value Index Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI U.S. Mid Cap Value Index (gross of foreign withholding taxes on dividends) is an unmanaged index designed to measure the performance of mid-cap securities with greater than average value orientation.

4 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the Fund.

5 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.65% and Class NAV – 0.60%.

38

Mid Value Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index and the Russell Midcap Value Index.

Sector Weighting*	% of Total
Financials	22.50
Consumer Discretionary	14.96
Utilities	9.75
Industrials	8.52
Energy	8.30
Consumer Staples	7.28
Materials	7.05
Information Technology	6.93
Health Care	5.81
Telecommunication Services	2.06
Short-Term Investments & Other	6.84

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Mid Value Fund Class NAV returned +14.64%, underperforming the +17.51% return of the Russell Midcap Value Index.

Environment ► The U.S. economy muddled through much of the first half of 2011, hindered by headwinds and other temporary restraints such as the surge in oil prices and associated energy costs, as well as multiplier effects from the March 11 earthquake and tsunami in Japan. Although the U.S. economy continues to face significant challenges, we anticipate that near-term growth should recover as the drag from higher energy costs and Japan-related supply chain disruptions ease.

Broadly speaking, stock selection drove the Fund’s underperformance, while sector allocation provided a boost to relative returns. Industrials and Business Services and Financials detracted, while Consumer Discretionary, Information Technology and Materials boosted relative returns.

Industrials and Business Services proved to be the greatest detractor. Weak stock selection, particularly in airlines, hurt relative results for the period. Stock selection in Financials also hurt relative performance. Our position in a capital markets company was unfavorable during the period, as the company had generally disappointing performance.

In Consumer Discretionary, both stock selection and sector allocation helped to increase relative returns. A diversified consumer company posted triple-digit gains during the period, while household durables and auto components companies also helped drive relative results. In Information Technology, stock selection added to relative returns.

The Materials sector proved helpful to relative returns as well. Strong performance by names in the chemicals industry was particularly helpful. A prolonged attempt to acquire an industrial packaging firm at a premium also helped relative performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Mid Value Fund Class NAV (began 1/2/09)	14.64%	—	—	17.89%	—	—	55.09%
Russell Midcap Value Index[3,4]	17.51%	—	—	19.40%	—	—	60.42%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Mid Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.05%.

39

Mutual Shares Fund

Subadviser: Franklin Mutual Advisers
Portfolio Managers: Peter Langerman, F. David Segal and Deborah Turner

INVESTMENT OBJECTIVE & POLICIES ► To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective. Under normal market conditions, the Fund invests primarily in equity securities (including convertible securities or securities expected to be exchanged for common or preferred stock) of companies of any nation the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Sector Weighting*	% of Total
Consumer Staples	22.41
Health Care	14.09
Financials	12.32
Consumer Discretionary	10.40
Information Technology	9.34
Energy	8.71
Industrials	5.61
Materials	4.13
Utilities	4.05
Telecommunication Services	1.77
Short-Term Investments & Other	7.17

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► From its inception on September 16, 2010 through August 31, 2011, the Mutual Shares Fund Class NAV returned +3.59%, underperforming the +10.42% return of the S&P 500 Index.

Environment ► The period under review was characterized by increasing levels of volatility. Although equity markets began 2011 on an optimistic note, concerns about Europe’s sovereign debt level, the U.S. budget deficit and decelerating global growth stoked investor pessimism about the economic recovery’s sustainability. U.S. economic growth remained below expectations, and the country’s mostly “jobless recovery” showed no immediate sign of changing materially.

A number of Fund investments lost value, with many detractors coming from the battered Financial sector. Among these were two large U.S.-based financial institutions and one from the U.K. The shares of one bank fell due to concerns about potential mortgage losses. Shares of the other two stocks declined along with those of many other U.S.-based and global financial organizations, due largely to revenue pressures, changing regulatory requirements and investor fears related to home foreclosure issues.

Three particularly strong performers included a U.K.-based tobacco firm, a U.S. energy company and a managed health care company. During the period, the tobacco holding reported full-year 2010 operating results exceeding market expectations, and it achieved multi-year cost savings two years ahead of schedule. The energy holding’s shares rose sharply in early 2011, initially driven by management’s announced plans to spin off its downstream operations to shareholders to become a pure-play exploration and production company. The health care firm’s share price was fueled by a combination of the company’s announcement of better-than-expected fourth quarter 2010 earnings and, more significantly, its higher revenue guidance for 2011.

Equities remained the core of the Fund. The largest sector weighting changes included increases to our Consumer Discretionary and Health Care sector exposures, as we found new opportunity in those areas. We reduced the Fund’s Consumer Staples position as we trimmed or sold some holdings. Merger and acquisition (M&A) activity picked up, but merger arbitrage opportunities were often unattractive to us, so our involvement in M&A investments remained moderate. Similarly, distressed debt presented few new opportunities during the period.

During the period, the Fund held currency forwards to somewhat hedge the currency risk of the Fund’s non-U.S. dollar investments; the hedges were a modest drag on performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Mutual Shares Fund Class NAV (began 9/16/10)	—	—	—	—	—	—	3.59%
S&P 500 Index[3,4]	—	—	—	—	—	—	10.42%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Mutual Shares Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded Common Stocks.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.05%.

40

Optimized Value Fund

Subadviser: John Hancock Asset Management (North America) (formerly managed John Hancock Asset Management)
Portfolio Managers: Walter McCormick and Emory Sanders

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of U.S. Companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the Fund’s benchmark, the Russell 1000 Value Index.

Sector Weighting*	% of Total
Financials	23.62
Consumer Discretionary	15.21
Health Care	14.22
Industrials	11.71
Information Technology	11.28
Energy	10.81
Consumer Staples	9.61
Utilities	1.04
Net Other Assets & Liabilities	2.50

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $9,796.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Optimized Value Fund Class NAV returned +14.03%, compared to the +14.37% return of the Russell 1000 Value Index.

Environment ► In the late summer and fall of 2010, the market started to rally on signs that the economy was on the road to recovery, thanks in part to the U.S. federal government’s efforts to pump money into the system through a massive repurchase of U.S. Treasury bonds. Anticipation and then the implementation of this stimulus helped stocks charge higher last fall. The market, however, was much more volatile in the first eight months of 2011, due to a number of macroeconomic global shocks. These included political unrest in the Middle East, the worsening sovereign debt crisis in Europe, an economic slowdown in China, the earthquake and tsunami disaster in Japan, rising commodity prices, and inflation concerns in emerging markets. Despite these challenges, the market continued to climb through April, before beginning a decline in May that would continue through the next three months.

In January of 2011, portfolio management responsibilities for the Fund transferred to a new team whose investment focus is on differentiated U.S. companies with structural advantages that produce persistent cash flow growth and returns that exceed the cost of capital. As part of the change in portfolio management, the Fund had significant turnover, most of which occurred in January.

Sector allocation contributed to relative performance, particularly in Financials and Consumer Staples. Strong stock selection in Financials and Information Technology offset some of the weaker stock selection in other sectors, most notably in Consumer Discretionary and Health Care. A slight underweight in Energy coupled with weaker relative stock selection to make that sector the weakest performer for the period. The Fund also underperformed in the Utilities sector, which was trimmed substantially in the portfolio transition.

The U.S. market has posted strong returns over the past two years as the global financial system stabilized, and favorable liquidity conditions and corporate profit recovery boosted investor confidence. However, recent economic data suggests that the U.S. economy has slowed and the pullback in the equity markets anticipates the possibility that we may be in for a period of sluggish profit growth. We still expect a moderate economic expansion over the next year, with the pace tied to the effectiveness of further measures to stimulate U.S. employment conditions. Emphasis will remain on competitively advantaged companies with global reach and the ability to generate cash flow growth.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Optimized Value Fund Class 1 (began 10/15/05)	14.09%	–3.65%	—	–0.35%	–16.97%	—	–2.04%
Optimized Value Fund Class NAV (began 10/15/05)	14.03%	–3.61%	—	–0.31%	–16.78%	—	–1.82%
Russell 1000 Value Index[3,4]	14.37%	–1.62%	—	1.36%	–7.82%	—	8.26%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Optimized Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 1000 Value index is an unmanaged index containing those securities in the Russell 1000 index with less than average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.78% and Class NAV – 0.73%.

41

Real Estate Equity Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David M. Lee

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks long-term growth through a combination of capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of real estate companies.

Sector Weighting*	% of Total
Retail REITs	30.39
Residential REITs	20.49
Office REITs	15.54
Specialized REITs	10.62
Industrial REITs	6.03
Diversified REITs	5.62
Hotels, Resorts & Cruise Lines	3.06
Real Estate Operating Companies	1.26
Mortgage REITs	0.28
Short-Term Investments & Other	6.71

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Real Estate Equity Fund Class NAV returned +18.76%, underperforming the +19.90% return of the Wilshire Real Estate Securities Index.

Environment ► Despite concerns over the inconsistency of the economic recovery and signs of global instability, most major subsectors produced gains over the last 12 months due to several factors including improving commercial real estate fundamentals, low interest rates, continued investor search for yield, and potential as an inflation hedge. While risks persisted in the U.S. and overseas, we are encouraged by the gains we have seen thus far, and believe commercial real estate should benefit from constrained new supply in conjunction with an economic recovery.

Apartment real estate investment trusts (REITs) were the best performing group, as strong renewals and increased occupancy helped rent increases, although valuations have become somewhat stretched. Despite the challenging consumer environment, regional mall stocks also produced strong gains due to resilient fundamentals at many malls. The self-storage segment also posted double-digit gains, as investors were attracted to the segment’s perceived defensive properties. On the negative side, the lodging segment produced the worst results, as the group has been hurt by elevated energy prices and fears of a slowing recovery.

The Fund slightly underperformed the benchmark but outperformed the broad market, as measured by the S&P 500 Index, for the 12-month period. REITs produced solid gains against a backdrop of mixed economic data.

Stock selection in the office subsector was the leading contributor to relative results. A holding benefited from solid earnings and an improving outlook for rental growth in Manhattan. An overweight and stock selection in apartments aided relative performance driven by another REIT as properties with short lease durations continued to advance in anticipation of a revival. Apartment REITs continue to perform well due to steady occupancy rates and rapid rent stabilization. A lack of exposure to the combined office and industrial segment also contributed to relative results, as data center REITs experienced weakness during the period.

The leading detractor from relative results was the combination of an overweight position and stock selection within industrial REITs. Despite emerging signs of positive absorption, the group has been challenged by persistent economic weakness. Stock selection in the lodging group also weighed on relative results. Shares of a major hotel chain pulled back after it announced conservative earnings guidance and elevated energy prices.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Real Estate Equity Fund Class NAV (began 4/28/06)	18.76%	–1.11%	—	0.73%	–5.41%	—	3.96%
Wilshire Real Estate Securities Index[3,4,5]	19.90%	–0.57%	—	1.26%	–2.80%	—	6.91%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Real Estate Equity Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Wilshire Real Estate Securities Index is an unmanaged index consisting of actively traded real estate investment trusts.

4 Since inception returns for the index may begin on the month-end closest to the actual inception date of the Fund.

5 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.92%.

42

Real Estate Securities Fund

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Jerry W. Ehlinger, John F. Robertson and John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES ► To seek a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies.

Sector Weighting*	% of Total
Retail REITs	26.73
Specialized REITs	22.76
Residential REITs	19.61
Office REITs	15.08
Diversified REITs	6.21
Industrial REITs	5.51
Health Care Facilities	2.21
Real Estate Operating Companies	0.33
Real Estate Management & Development	0.13
Short-Term Investments & Other	1.43

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Real Estate Securities Fund Class 1 returned +19.49%, outperforming the +18.71% return of the MSCI U.S. REIT Index.

Environment ► Real estate investment trusts (REITs) started off the period slightly negative, as a lack of jobs coupled with what appeared to be the beginning of another leg down in the housing market had equity markets pricing in a material economic slowdown in the year ahead. REITs performed strongly during the first quarter of 2011, as earnings and guidance generally came in equal to or better than expectations. Fundamental improvement was evident in all sectors. Economic releases during the first quarter were also positive, as reports suggested higher personal incomes, job growth evidenced by a declining unemployment rate, higher manufacturing figures, strong exports and rising consumer confidence.

REITs continued to climb during the second quarter, as fundamentals improved, aided by historically low supply in every property type. However, the economic environment worsened throughout the quarter with mostly negative data points. On the domestic front, payroll growth slowed when it was expected to accelerate, jobless claims rose, consumer confidence deteriorated and manufacturing activity slowed. Notable bright spots included stabilization in home price declines and anecdotal reports of progress made to raise the debt ceiling and concurrently outline a deficit reduction plan. Market volatility spiked in early August on the heels of the U.S. debt downgrade, continued sovereign credit risk in Europe and evidence of a faltering economic recovery. Economic data continued to worsen and consensus GDP estimates have been revised downward rapidly. We anticipate continued volatility in the economic outlook and capital markets, and accordingly expect volatility in underlying value as well.

On the bright side, REIT balance sheets are well positioned, supply remains low and spot fundamentals are attractive for most assets.

Fund performance was driven by strong stock selection in nearly all sectors. Positive stock selection occurred in seven of the nine sectors and was strongest in the Regional Malls, Retail and Apartment sectors. An overweight allocation coupled with strong stock selection in the Regional Mall sector was the most significant contributor. Towards the end of the period, more defensive REITs with lower leverage and longer lease duration performed best. Sector allocation slightly detracted, primarily from an overweight to hotels. During the period, the Fund’s largest overweight sectors included Apartments and Regional Malls, while Health Care and Offices were the largest underweight sectors.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Real Estate Securities Fund Class 1 (began 10/15/05)	19.49%	0.66%	—	5.28%	3.34%	—	35.34%
MSCI U.S. REIT Index[3,4,5]	18.71%	0.11%	—	4.85%	0.54%	—	32.11%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Real Estate Securities Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

4 Since inception returns for the index may begin on the month-end closest to the actual inception date of the Fund.

5 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense equals the gross expense and is 0.80%.

43

Real Return Bond Fund

Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations or derivatives based thereon.

Sector Weighting*	% of Total
U.S. Government	103.54
Financials	18.95
Asset Backed Securities	5.33
Foreign Government Obligations	4.67
Collateralized Mortgage Obligations	4.53
Energy	2.11
Industrials	1.35
Consumer Discretionary	0.94
Health Care	0.85
U.S. Government Agency	0.71
Information Technology	0.52
Materials	0.50
Telecommunication Services	0.46
Utilities	0.30
Municipal Bonds	0.29
Short-Term Investments & Other	(45.05)

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $14,474.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Real Return Bond Fund Class NAV returned +9.01%, underperforming the +10.79% return of the Barclays Capital Global Real U.S. TIPS Index.

Environment ► During the latter half of 2010, stimulative U.S. policy initiatives were the major market drivers. The U.S. Federal Reserve continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing (QE2) in November. In December the federal government passed a payroll tax cut, an extension of unemployment benefits and a tax credit for business capital expenditures. Most fixed-income markets gave back some of their gains from earlier in 2010 as interest rates rose sharply and investors shifted to riskier assets.

Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove yields higher during the fourth quarter of 2010 and the first quarter of 2011. Treasury yields fell during the second quarter as the earthquake in Japan, political unrest in the Middle East and North Africa and the eurozone sovereign debt crisis helped spark a flight to quality and boosted demand for Treasuries.

The third quarter of 2011 was marked by unprecedented market volatility, with economic instability in the U.S. and eurozone leading to a significant decline in Treasury yields. Despite the passage of legislation raising the U.S. debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. Equity markets followed with the most volatile week of trading in history. The Fed downgraded its outlook on U.S. growth and committed to hold the federal funds rate at or near zero through mid-2013. U.S. second quarter gross domestic product was revised down to 1.0% and job growth unexpectedly stagnated in August. In addition, continued turmoil in the eurozone contributed to market fears and the flight to safety.

In the U.S., an underweight to Treasury Inflation Protected Securities detracted from performance as yields fell and breakeven spreads widened over the period. However, exposure to nominal duration in the U.S. added to returns as nominal yields fell during the year. An overweight in Europe gave a slight boost to performance as European yields fell during the period. Exposure to the corporate sector added to returns as corporates outperformed like-duration Treasuries. However, a focus on Financials detracted from performance as the Financial sector underperformed the broader corporate index. Exposure to agency mortgage-backed securities added to performance as agency mortgages outperformed like-duration Treasuries. An allocation to high-yield debt added to returns as it outperformed like-duration Treasuries. Overall derivative positioning was slightly negative for performance. Long 10-year and 30-year pay-fixed U.S. interest rate swap positions detracted from performance as yields fell over the period, particularly in the second and third quarters of 2011. However, these positions were slightly offset by positions in money market futures, which added to performance as these instruments rallied over the period.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Real Return Bond Fund Class 1 (began 10/15/05)	9.03%	7.19%	—	6.49%	41.52%	—	44.74%
Real Return Bond Fund Class NAV (began 10/15/05)	9.01%	7.23%	—	6.53%	41.74%	—	45.03%
Barclays Capital Global Real U.S. TIPS Index[3,4]	10.79%	7.19%	—	6.62%	41.50%	—	45.74%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Real Return Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Barclays Capital Global Real U.S.TIPS Index is an unmanaged index that consists of Inflation-Protection securities issued by the U.S.Treasury.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.77% and Class NAV – 0.72%.

44

Retirement 2010 Portfolio

Subadvisers: John Hancock Asset Management, John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek high total return until the Portfolio’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Sector Weighting*	% of Total
Intermediate Bond	91.96
U.S. Large Cap	6.03
International Large Cap	2.03
Other	(0.02)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Retirement 2010 Portfolio Class 1 returned +5.19%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +5.75% return of the Combined Index.

Environment ► The Portfolio was designed to minimize volatility in anticipation of a near-term retirement date, with a conservative 92% weighting to bonds. This weighting is responsible for the underperformance relative to the +9.36% return of its Morningstar peer group average, which reflects more aggressive equity positions.

In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but this impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. After strong gains in the first half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period, with the Barclays Capital U.S. Aggregate Bond Index — a broad measure of the market — gaining 4.62%. Investors still flocked to U.S. Treasuries as a refuge from equity volatility despite the S&P downgrade and pushed yields down to a record low of about 2% as of August 31. Bond prices rise as yields drop.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. Weightings to international large-cap stocks underperformed the benchmark S&P 500 Index, while other allocations matched the benchmark.

We believe the economic fundamentals still point to slow, grind-it-out growth, not a double-dip recession — a cyclical slowdown set against a backdrop of strong corporate fundamentals and worth only a modest setback. We feel it is more important than ever to build a portfolio that is diversified across asset classes to help lower the overall risk/return profile.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Retirement 2010 Portfolio Class 1 (began 4/30/10)	5.19%	—	—	6.71%	—	—	9.09%
S&P 500 Index[3,4]	18.50%	—	—	2.84%	—	—	3.82%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.34%	—	—	9.95%
Combined Index[4,6]	5.75%	—	—	7.10%	—	—	9.62%

1 Performance does not reflect the deduction of taxes on Portfolio distributions or redemptions of Portfolio shares. Past performance does not predict future performance.

2 Since inception, a portion of the Retirement 2010 Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents a blend of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index that rolls down its equity weighting to match the Portfolio’s glidepath.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.69% and the gross expense is 0.94%. The expense ratios include expenses of the affiliated funds in which the Portfolio invests.

45

Retirement 2015 Portfolio

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek high total return until the Portfolio’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Sector Weighting*	% of Total
Intermediate Bond	76.66
U.S. Large Cap	16.88
International Large Cap	5.70
U.S. Mid Cap	0.47
U.S. Small Cap	0.31
Other	(0.02)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Retirement 2015 Portfolio Class 1 returned +7.85%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +8.56% return of the Combined Index.

Environment ► The Portfolio was designed to minimize volatility in anticipation of a near-term retirement date, with a conservative 77% weighting to bonds. This weighting is responsible for the underperformance relative to the +11.17% return of its Morningstar peer group average, which reflects more aggressive equity positions.

In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but this impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. After strong gains in the first half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period, with the Barclays Capital U.S. Aggregate Bond Index — a broad measure of the market — gaining 4.62%. Investors still flocked to U.S. Treasuries as a refuge from equity volatility despite the S&P downgrade and pushed yields down to a record low of about 2% as of August 31. Bond prices rise as yields drop.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. Weightings to international large-cap stocks underperformed the benchmark S&P 500 Index, while other allocations matched the benchmark.

We believe the economic fundamentals still point to slow, grind-it-out growth, not a double-dip recession — a cyclical slowdown set against a backdrop of strong corporate fundamentals and worth only a modest setback. We feel it is more important than ever to build a portfolio that is diversified across asset classes to help lower the overall risk/return profile.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Retirement 2015 Portfolio Class 1 (began 4/30/10)	7.85%	—	—	6.04%	—	—	8.17%
S&P 500 Index[3,4]	18.50%	—	—	2.84%	—	—	3.82%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.34%	—	—	9.95%
Combined Index[4,6]	8.56%	—	—	6.38%	—	—	8.65%

1 Performance does not reflect the deduction of taxes on Portfolio distributions or redemptions of Portfolio shares. Past performance does not predict future performance.

2 Since inception, a portion of the Retirement 2015 Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents a blend of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index that rolls down its equity weighting to match the Portfolio’s glidepath.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.69% and the gross expense is 0.87%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

46

Retirement 2020 Portfolio

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek high total return until the Portfolio’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Sector Weighting*	% of Total
Intermediate Bond	55.89
U.S. Large Cap	28.81
International Large Cap	9.85
U.S. Mid Cap	3.44
U.S. Small Cap	2.03
Other	(0.02)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Retirement 2020 Portfolio Class 1 returned +10.13%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +11.31% return of the Combined Index.

Environment ► In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but this impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. After strong gains in the first half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period, with the Barclays Capital U.S. Aggregate Bond Index — a broad measure of the market — gaining 4.62%. Investors still flocked to U.S. Treasuries as a refuge from equity volatility despite the S&P downgrade and pushed yields down to a record low of about 2% as of August 31. Bond prices rise as yields drop.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. Weightings to international large-cap stocks underperformed the benchmark S&P 500 Index, while other allocations matched the benchmark.

We believe the economic fundamentals still point to slow, grind-it-out growth, not a double-dip recession — a cyclical slowdown set against a backdrop of strong corporate fundamentals and worth only a modest setback. We feel it is more important than ever to build a portfolio that is diversified across asset classes to help lower the overall risk/return profile.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Retirement 2020 Portfolio Class 1 (began 4/30/10)	10.13%	—	—	5.05%	—	—	6.82%
S&P 500 Index[3,4]	18.50%	—	—	2.84%	—	—	3.82%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.34%	—	—	9.95%
Combined Index[4,6]	11.31%	—	—	5.60%	—	—	7.57%

1 Performance does not reflect the deduction of taxes on Portfolio distributions or redemptions of Portfolio shares. Past performance does not predict future performance.

2 Since inception, a portion of the Retirement 2020 Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents a blend of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index that rolls down its equity weighting to match the Portfolio’s glidepath.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.68% and the gross expense is 0.80%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

47

Retirement 2025 Portfolio

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek high total return until the Portfolio’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Sector Weighting*	% of Total
U.S. Large Cap	41.09
Intermediate Bond	37.47
International Large Cap	13.54
U.S. Mid Cap	4.64
U.S. Small Cap	3.27
Other	(0.01)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Retirement 2025 Portfolio Class 1 returned +12.57%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +13.74% return of the Combined Index.

Environment ► In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but this impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. After strong gains in the first half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period, with the Barclays Capital U.S. Aggregate Bond Index — a broad measure of the market — gaining 4.62%. Investors still flocked to U.S. Treasuries as a refuge from equity volatility despite the S&P downgrade, and pushed yields down to a record low of about 2% as of August 31. Bond prices rise as yields drop.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. Weightings to international large-cap stocks underperformed the benchmark S&P 500 Index, while other allocations matched the benchmark.

We believe the economic fundamentals still point to slow, grind-it-out growth, not a double-dip recession — a cyclical slowdown set against a backdrop of strong corporate fundamentals and worth only a modest setback. We feel it is more important than ever to build a portfolio that is diversified across asset classes to help lower the overall risk/return profile.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Retirement 2025 Portfolio Class 1 (began 4/30/10)	12.57%	—	—	4.31%	—	—	5.81%
S&P 500 Index[3,4]	18.50%	—	—	2.84%	—	—	3.82%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.34%	—	—	9.95%
Combined Index[4,6]	13.74%	—	—	4.78%	—	—	6.45%

1 Performance does not reflect the deduction of taxes on Portfolio distributions or redemptions of Portfolio shares. Past performance does not predict future performance.

2 Since inception, a portion of the Retirement 2025 Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents a blend of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index that rolls down its equity weighting to match the Portfolio’s glidepath.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.68% and the gross expense is 0.80%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

48

Retirement 2030 Portfolio

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek high total return until the Portfolio’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Sector Weighting*	% of Total
U.S. Large Cap	47.81
Intermediate Bond	27.00
International Large Cap	15.81
U.S. Mid Cap	5.20
U.S. Small Cap	4.20
Other	(0.02)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Retirement 2030 Portfolio Class 1 returned +13.56%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +14.98% return of the Combined Index.

Environment ► In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but this impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. After strong gains in the first half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period, with the Barclays Capital U.S. Aggregate Bond Index — a broad measure of the market — gaining 4.62%. Investors still flocked to U.S. Treasuries as a refuge from equity volatility despite the S&P downgrade and pushed yields down to a record low of about 2% as of August 31. Bond prices rise as yields drop.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. Weightings to international large-cap stocks underperformed the benchmark S&P 500 Index, while other allocations matched the benchmark.

We believe the economic fundamentals still point to slow, grind-it-out growth, not a double-dip recession — a cyclical slowdown set against a backdrop of strong corporate fundamentals and worth only a modest setback. We feel it is more important than ever to build a portfolio that is diversified across asset classes to help lower the overall risk/return profile.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Retirement 2030 Portfolio Class 1 (began 4/30/10)	13.56%	—	—	3.74%	—	—	5.04%
S&P 500 Index[3,4]	18.50%	—	—	2.84%	—	—	3.82%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.34%	—	—	9.95%
Combined Index[4,6]	14.98%	—	—	4.31%	—	—	5.82%

1 Performance does not reflect the deduction of taxes on Portfolio distributions or redemptions of Portfolio shares. Past performance does not predict future performance.

2 Since inception, a portion of the Retirement 2030 Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents a blend of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index that rolls down its equity weighting to match the Portfolio’s glidepath.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.68% and the gross expense is 0.82%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

49

Retirement 2035 Portfolio

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek high total return until the Portfolio’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Sector Weighting*	% of Total
U.S. Large Cap	51.39
Intermediate Bond	21.00
International Large Cap	17.42
U.S. Mid Cap	5.60
U.S. Small Cap	4.60
Other	(0.01)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Retirement 2035 Portfolio Class 1 returned +14.25%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +15.80% return of the Combined Index.

Environment ► In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but this impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. After strong gains in the first half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period, with the Barclays Capital U.S. Aggregate Bond Index — a broad measure of the market — gaining 4.62%. Investors still flocked to U.S. Treasuries as a refuge from equity volatility despite the S&P downgrade and pushed yields down to a record low of about 2% as of August 31. Bond prices rise as yields drop.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. Weightings to international large-cap stocks underperformed the benchmark S&P 500 Index, while other allocations matched the benchmark.

We believe the economic fundamentals still point to slow, grind-it-out growth, not a double-dip recession — a cyclical slowdown set against a backdrop of strong corporate fundamentals and worth only a modest setback. We feel it is more important than ever to build a portfolio that is diversified across asset classes to help lower the overall risk/return profile.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Retirement 2035 Portfolio Class 1 (began 4/30/10)	14.25%	—	—	3.37%	—	—	4.54%
S&P 500 Index[3,4]	18.50%	—	—	2.84%	—	—	3.82%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.34%	—	—	9.95%
Combined Index[4,6]	15.80%	—	—	3.99%	—	—	5.39%

1 Performance does not reflect the deduction of taxes on Portfolio distributions or redemptions of Portfolio shares. Past performance does not predict future performance.

2 Since inception, a portion of the Retirement 2035 Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents a blend of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index that rolls down its equity weighting to match the Portfolio’s glidepath.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.68% and the gross expense is 0.86%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

50

Retirement 2040 Portfolio

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek high total return until the Portfolio’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Sector Weighting*	% of Total
U.S. Large Cap	53.21
International Large Cap	18.20
Intermediate Bond	18.00
U.S. Mid Cap	5.80
U.S. Small Cap	4.80
Other	(0.01)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Retirement 2040 Portfolio Class 1 returned +14.49%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +16.07% return of the Combined Index.

Environment ► In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but this impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. After strong gains in the first half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period, with the Barclays Capital U.S. Aggregate Bond Index — a broad measure of the market — gaining 4.62%. Investors still flocked to U.S. Treasuries as a refuge from equity volatility despite the S&P downgrade and pushed yields down to a record low of about 2% as of August 31. Bond prices rise as yields drop.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. Weightings to international large-cap stocks underperformed the benchmark S&P 500 Index, while other allocations matched the benchmark.

We believe the economic fundamentals still point to slow, grind-it-out growth, not a double-dip recession — a cyclical slowdown set against a backdrop of strong corporate fundamentals and worth only a modest setback. We feel it is more important than ever to build a portfolio that is diversified across asset classes to help lower the overall risk/return profile.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Retirement 2040 Portfolio Class 1 (began 4/30/10)	14.49%	—	—	3.28%	—	—	4.42%
S&P 500 Index[3,4]	18.50%	—	—	2.84%	—	—	3.82%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.34%	—	—	9.95%
Combined Index[4,6]	16.07%	—	—	3.88%	—	—	5.23%

1 Performance does not reflect the deduction of taxes on Portfolio distributions or redemptions of Portfolio shares. Past performance does not predict future performance.

2 Since inception, a portion of the Retirement 2040 Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents a blend of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index that rolls down its equity weighting to match the Portfolio’s glidepath.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.68% and the gross expense is 0.95%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

51

Retirement 2045 Portfolio

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES ► To seek high total return until the Portfolio’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Sector Weighting*	% of Total
U.S. Large Cap	53.22
International Large Cap	18.20
Intermediate Bond	18.00
U.S. Mid Cap	5.80
U.S. Small Cap	4.80
Other	(0.02)

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Retirement 2045 Portfolio Class 1 returned +14.45%, compared to the +18.50% return of the S&P 500 Index, the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index and the +16.07% return of the Combined Index.

Environment ► In the 12-month period ended August 31, 2011, the S&P 500 Index advanced 18.50%, but this impressive return masked increasing volatility that by summer reached levels reminiscent of the 2008 financial crisis. After strong gains in the first half of the period, a number of economic reports began to suggest a weaker recovery. In addition, investors worried about eurozone sovereign debt issues, the U.S. reaching its debt ceiling and Standard & Poor’s downgrading U.S. Treasuries.

Bond markets provided steady returns over the period, with the Barclays Capital U.S. Aggregate Bond Index — a broad measure of the market — gaining 4.62%. Investors still flocked to U.S. Treasuries as a refuge from equity volatility despite the S&P downgrade and pushed yields down to a record low of about 2% as of August 31. Bond prices rise as yields drop.

Active diversification across a wide range of asset classes has proven to be an effective long-term approach for seeking attractive risk-adjusted returns. However, during this highly volatile period, results for the Portfolio’s overall allocation were mixed. Weightings to international large-cap stocks underperformed the benchmark S&P 500 Index, while other allocations matched the benchmark.

We believe the economic fundamentals still point to slow, grind-it-out growth, not a double-dip recession — a cyclical slowdown set against a backdrop of strong corporate fundamentals and worth only a modest setback. We feel it is more important than ever to build a portfolio that is diversified across asset classes to help lower the overall risk/return profile.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Retirement 2045 Portfolio Class 1 (began 4/30/10)	14.45%	—	—	3.25%	—	—	4.38%
S&P 500 Index[3,4]	18.50%	—	—	2.84%	—	—	3.82%
Barclays Capital U.S. Aggregate Bond Index[4,5]	4.62%	—	—	7.34%	—	—	9.95%
Combined Index[4,6]	16.07%	—	—	3.88%	—	—	5.23%

1 Performance does not reflect the deduction of taxes on Portfolio distributions or redemptions of Portfolio shares. Past performance does not predict future performance.

2 Since inception, a portion of the Retirement 2045 Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

5 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 The Combined Index represents a blend of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index that rolls down its equity weighting to match the Portfolio’s glidepath.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense is 0.68% and the gross expense is 0.97%. The expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests.

52

Short Term Government Income Fund

Subadviser: John Hancock Asset Management
Portfolio Managers: Jeff Given and Howard Greene

INVESTMENT OBJECTIVE & POLICIES ► To seek a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the Fund’s dollar-weighted average maturity is not more than 3 years. Maintaining a stable share price is a secondary goal.

Sector Weighting*	% of Total
U.S. Government Agency	71.33
U.S. Government	24.56
Collateralized Mortgage Obligations	3.36
Net Other Assets and Liabilities	0.75

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Short Term Government Income Fund Class NAV returned +2.16%, underperforming the +2.55% return of the Barclays Capital U.S. Government 1–5 Year Index.

Environment ► Short-term U.S. government securities posted positive returns for the 12-month period. In the first eight months of the period, improving economic conditions — most notably in manufacturing output, consumer spending and employment — led to growing confidence in a sustainable economic recovery. Quantitative easing measures from the Federal Reserve and a last-minute extension of expiring federal tax breaks in late 2010 provided further support for the economy. In this environment, short-term bond yields rose broadly. In the last four months of the period, however, weaker economic data, a worsening sovereign debt crisis in Europe and political wrangling about the federal debt ceiling led to increased demand for bonds, sending short-term bond yields lower. For the full 12 months, short-term yields fell, providing a boost to short-term bond prices across the board. Mortgage-backed securities generated the best returns in the short-term government sector, thanks largely to their higher yields, while Treasury securities lagged.

More than half of the Fund was invested in short-term government agency securities, compared with less than 25% in the benchmark index. Within this segment the Fund emphasized higher-yielding callable agency securities, which outperformed non-callable agency securities. We reduced the Fund’s exposure to agency securities during the period, as yield levels and valuations grew less attractive. We shifted these assets into mortgage-backed securities. This shift added value as the Fund’s yield increased and mortgage-backed securities outperformed for the 12-month period.

The bulk of the Fund’s mortgage holdings were in higher-coupon 15-year and 30-year mortgages; the rest consisted of adjustable-rate mortgages and short-term collateralized mortgage obligations. We also modestly increased holdings of Treasury securities during the period to help manage the Fund’s overall interest-rate sensitivity given its higher exposure to mortgage-backed securities. Nonetheless, the Fund’s exposure was considerably less than the 70% exposure in the benchmark. Duration (a measure of interest-rate sensitivity) was slightly shorter than that of the benchmark index throughout the period. This positioning detracted from performance, as the overall bond market rallied.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Short Term Government Income Fund Class NAV (began 1/2/09)	2.16%	—	—	2.75%	—	—	7.50%
Barclays Capital U.S. Government 1-5 Year Index[3,4]	2.55%	—	—	2.80%	—	—	7.63%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Short Term Government Income Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 The Barclays Capital U.S. Government 1–5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expenses are 0.64%. Had the fee waivers and expense limitations not been in place, the gross expenses would be 0.68% for Class NAV.

53

Small Cap Growth Fund

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Steven Angeli, CFA

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies.

Sector Weighting*	% of Total
Information Technology	25.80
Health Care	20.15
Industrials	19.38
Consumer Discretionary	17.23
Energy	7.36
Consumer Staples	5.03
Financials	1.87
Materials	1.03
Short-Term Investments & Other	2.15

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Small Cap Growth Fund Class NAV returned +24.62%, underperforming the +27.54% return of the Russell 2000 Growth Index.

Environment ► For the year ended August 31, 2011, U.S. small-cap equities, as measured by the Russell 2000 Index, gained 22.19%, with growth stocks, as measured by the Russell 2000 Growth Index (+27.54%) outperforming value stocks, as measured by the Russell 2000 Value Index (+16.86%). U.S. equities surged early in the period, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of U.S. tax cuts, strong earnings growth and generally improving economic data. However, equities started to decline in the second quarter of 2011, erasing earlier gains as investors became increasingly worried that policy tightening in Europe would hamper global economic growth. This negative sentiment continued after the downgrade of U.S. debt and a string of weak economic reports further pressured equities.

Security selection detracted from relative returns during the period, particularly in the Information Technology, Industrial and Energy sectors. Sector allocation was the primary driver of relative underperformance. An underweight to strong-performing Energy and Financials and an overweight to Information Technology hurt relative returns. Detractors in the Fund included a semiconductor manufacturer, a web content creator and a coal mining firm.

Security selection within the Consumer Staples, Consumer Discretionary and Materials sectors was positive. An underweight to Materials and a small overweight to Consumer Staples also contributed to relative performance. Top contributors to relative performance included a fast-growing coffee company, a global manufacturer of premium mattresses and pillows and a global provider of fiber optic subsystems and components for communication applications.

At period end, the Fund was most overweight in the Industrials, Information Technology and Consumer Discretionary sectors. The Financials, Materials and Telecommunication Services sectors continued to be the Fund’s largest underweights.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Small Cap Growth Fund Class NAV (began 9/10/08)	24.62%	—	—	3.58%	—	—	11.04%
Russell 2000 Growth Index[3,4]	27.54%	—	—	4.69%	—	—	14.61%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Small Cap Growth Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.13%.

54

Small Cap Index Fund

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in (a) common stocks that are included in the Russell 2000 Index and (b) securities that are believed as a group to behave in a manner similar to the Index.

Sector Weighting*	% of Total
Financials	20.34
Information Technology	15.85
Industrials	14.58
Consumer Discretionary	12.42
Health Care	11.69
Energy	6.55
Materials	4.59
Utilities	3.48
Consumer Staples	3.35
Telecommunication Services	0.95
Net Other Assets & Liabilities	6.20

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Small Cap Index Fund Class NAV returned +21.53%, underperforming the +22.19% return of the Russell 2000 Index.

Environment ► The stock market rally that began in July 2010 in response to the U.S. government’s quantitative easing (QE2) program along with diminished fears of a double-dip recession for the U.S. economy continued unabated through the end of the first quarter of 2011. U.S. stocks climbed sharply with small caps generally outperforming large and mid-cap companies. This liquidity-driven rally ended in Spring 2011 as a variety of macroeconomic concerns including sovereign debt issues in Europe, the impact of the Japanese disaster, political unrest in parts of the Middle East and Africa, uncertainty around the pending conclusion to QE2, generally weaker economic data and elevated stock market valuations weighed down investor sentiment through much of the second quarter of 2011. The summer months were marked by sharp negative returns for U.S. equities as political posturing regarding the U.S. debt ceiling and deficit reduction plan compounded existing investor concerns.

All 10 sectors delivered double-digit gains. Energy (41.1%) led the way, followed by the Materials (+27.1%) and Healthcare (+25.1%) sectors. Industrials (+22.7%), Utilities (+21.8%), and Financials (+11.8%) all made meaningful positive contributions despite lagging most other sectors.

While equity market valuations appear reasonable in light of the recent stock market correction and U.S. businesses remain flush with cash, investors continue to face an uncertain investing environment. Sluggish U.S. economic fundamentals and the fact that many of the overriding macroeconomic concerns have yet to be fully addressed will likely lead to continued stock market volatility at least in the short term.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Small Cap Index Fund Class NAV (began 10/29/05)	21.53%	1.13%	—	3.21%	5.79%	—	20.28%
Russell 2000 Index[3,4]	22.19%	1.53%	—	3.69%	7.91%	—	23.56%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Small Cap Index Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.61%.

55

Small Cap Opportunities Fund

Subadviser: Dimensional Fund Advisors LP and Invesco Advisers, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield and Stephen Clark

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing primarily in equity securities of small-capitalization companies.

Sector Weighting*	% of Total
Financials	17.84
Industrials	15.66
Consumer Discretionary	15.44
Information Technology	14.01
Health Care	11.90
Energy	9.10
Materials	7.38
Consumer Staples	5.17
Telecommunication Services	0.77
Utilities	0.73
Short-Term Investments & Other	2.00

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $10,136.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Small Cap Opportunities Fund Class NAV returned +23.93%, outperforming the +22.19% return of the Russell 2000 Index.

Environment ► The Small Cap Opportunities Fund has two equally weighted sleeves that are managed independently by two subadvisors, Invesco Advisers, Inc. and Dimensional Fund Advisors LP. The two strategies have complementary characteristics as Invesco’s strategy has a growth bias while Dimensional’s strategy has a value bias.

Dimensional Fund Advisors LP Commentary ► Based on the Russell indices, the U.S. equity market had excellent returns in the year ended August 31, 2011. Value stocks underperformed their growth counterparts across all market capitalization segments in the 12-month period. Along the market capitalization dimension using the Russell indices, small caps outperformed large-cap stocks. Volatility, as measured by the Chicago Board Options Exchange Market Volatility Index (the VIX), which measures the implied volatility of S&P 500 Index options, remained moderate from September 2010 to July 2011, except for a brief jump around the time of the Japanese earthquake and tsunami in mid-March 2011. As the sovereign debt crisis in Europe intensified in early August, however, the VIX increased considerably and remained at a high level for the remainder of the period.

While small caps outperformed large caps over the entire period, within the mid and small cap range, mid caps generally did better than smaller names. The Fund’s return reflected this trend, as its outperformance was driven in part by a greater weighting in mid-cap stocks relative to the Russell 2000 Value Index. In addition, holdings differences between the Fund and index had a net positive impact on relative performance. Within sectors, these differences were most beneficial in Energy and Consumer Discretionary. Allocation differences at the sector level also added to relative returns, most notably the Fund’s lack of exposure to real estate investment trusts and a larger weighting in Energy versus the benchmark.

Invesco Advisers, Inc. Commentary ► During the period, the Fund posted gains and outperformed the Russell 2000 Index. Outperformance was due primarily to stock selection in several sectors, including Industrials, Consumer Discretionary and Health Care. The Fund outperformed by the widest margin in the Industrials sector, driven by stock selection in several industry groups including capital goods. The Fund also outperformed in the Consumer Discretionary sector due to stock selection in the retailing industry group. Outperformance in the Health Care sector was also driven by stock selection. Several holdings in the pharmaceuticals/ biotechnology/ life sciences industry group performed well.

Some of this outperformance was offset by underperformance in the Financials and Telecommunication Services sectors. The Fund underperformed by the widest margin in the Financials sector, driven by stock selection. Underperformance in the Telecommunication Services sector was also due to stock selection.

During the year, the most significant positioning changes included additions in more defensive sectors, including Health Care and Consumer Staples, as well as increasing exposure in the Materials sector. Exposure was reduced in the Financials, Industrials, Information Technology and Consumer Discretionary sectors. At period end, the largest industry group overweights versus the Russell 2000 Index included health care equipment and services, automobiles and components, materials and retailing. The largest industry group underweights included real estate, utilities and banks.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Small Cap Opportunities Fund Class 1 (began 10/15/05)	23.89%	–1.45%	—	0.23%	–7.04%	—	1.36%
Small Cap Opportunities Fund Class NAV (began 10/15/05)	23.93%	–1.40%	—	0.28%	–6.82%	—	1.66%
Russell 2000 Index[3,4]	22.19%	1.53%	—	3.73%	7.91%	—	24.03%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Small Cap Opportunities Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses are as follows: Class 1 –1.07% and Class NAV are 1.02%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class 1 –1.15% and Class NAV –1.10%.

56

Small Cap Value Fund

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Timothy McCormack, CFA and Shaun Pedersen

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing in, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Sector Weighting*	% of Total
Industrials	23.87
Financials	23.78
Consumer Discretionary	17.29
Health Care	8.72
Information Technology	8.61
Utilities	5.89
Materials	5.37
Energy	4.58
Consumer Staples	1.52
Short-Term Investments & Other	0.37

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Small Cap Value Fund Class NAV returned +20.54%, outperforming the +16.86% return of the Russell 2000 Value Index.

Environment ► For the year ended August 31, 2011, U.S. small-cap equities, as measured by the Russell 2000 Index, gained 22.19%. Stocks surged early in the period, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of U.S. tax cuts, strong earnings growth and generally improving economic data. However, equities started to decline in the second quarter of 2011, partially reversing earlier gains, as investors became increasingly worried that policy tightening in Europe and slowing economic growth would hamper corporate earnings. This negative sentiment was perpetuated by the downgrade of U.S. debt and a string of weak economic reports.

Consistent with our bottom-up investment process, security selection drove the Fund’s outperformance relative to the Russell 2000 Value Index, particularly in the Industrials, Consumer Discretionary and Information Technology sectors. Top contributors to relative performance included a manufacturer of copper tubing, a diversified manufacturer and a leading provider of media audience rating services for the radio industry. Sector positioning is driven by bottom-up stock decisions. These stock-by-stock decisions led to a below-benchmark position in Financials, which contributed to relative performance. An underweight to Energy detracted, partially offsetting these results. Weaker security selection within the Energy and Materials sectors detracted from benchmark-relative returns. Among the top relative detractors were a property and casualty reinsurance company, an independent oil and gas company and a Chicago-based regional bank.

At period end, stock-by-stock decisions resulted in overweights to the Industrials and Consumer Discretionary sectors. The Financials and Information Technology sectors were the Fund’s largest underweights.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Small Cap Value Fund Class NAV (began 12/16/08)	20.54%	—	—	21.19%	—	—	68.34%
Russell 2000 Value Index[3,4]	16.86%	—	—	17.07%	—	—	53.29%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Small Cap Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.33%.

57

Small Company Growth Fund

Subadviser: Invesco Advisers, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield and Clay Manley

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if it has a market capitalization at the time of investment no larger than the largest capitalization company included in the Russell 2000 Growth Index.

Sector Weighting*	% of Total
Information Technology	23.53
Health Care	17.24
Consumer Discretionary	16.36
Industrials	13.81
Energy	8.04
Financials	5.67
Materials	5.19
Consumer Staples	4.63
Telecommunication Services	0.78
Utilities	0.89
Short-Term Investments & Other	3.86

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Small Company Growth Fund Class NAV returned +24.67%, underperforming the +27.54% return of the Russell 2000 Growth Index.

Environment ► Equity markets started the period on an upward trend, driven by the U.S. Federal Reserve’s decision to purchase $600 billion in long-term U.S. Treasury Bonds. However, volatility drastically increased in early 2011 due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. In June 2011, new fears erupted over concerns of Greece’s solvency and contagion across developed Europe. A series of disappointing U.S. economic data points and concerns over the U.S. debt ceiling also weighed heavily on investor sentiment late in the period.

The Fund’s relative underperformance was driven primarily by stock selection in the Information Technology, Financials and Industrials sectors. The Fund underperformed by the widest margin in Information Technology, primarily driven by stock selection in the software and services and technology hardware and equipment industry groups. Much of the underperformance came from not owning several companies that had strong performance during the period but did not meet our strict investment criteria.

Underperformance in the Financials sector was due to stock selection in the diversified financials and banks industry groups. An overweight position in banks also contributed to underperformance. Underperformance in the Industrials sector was also due to stock selection, including not owning some of high-performing transportation industry companies that did not meet our strict investment criteria.

Some of this weakness was offset by strength in other sectors, including Energy, Materials, Consumer Discretionary and Consumer Staples. The Fund outperformed by the widest margin in the Energy sector, driven by stock selection and an overweight position.

The most significant changes to positioning included reductions in the Financials and Health Care sectors, where a number of holdings were sold. Proceeds from the sale of these stocks were used to purchase holdings in the Energy, Materials and Consumer Staples sectors. Additionally, within the Information Technology sector, we rotated from technology hardware and equipment holdings into software holdings.

At period end, the largest industry group overweights versus the Russell 2000 Growth Index included retailing, software and services, insurance and banks. The largest industry group underweights included real estate, pharmaceuticals/biotechnology/life sciences, technology hardware and equipment, and commercial and professional services.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Small Company Growth Fund Class NAV (began 10/29/05)	24.67%	4.14%	—	5.38%	22.51%	—	35.86%
Russell 2000 Growth Index[3,4]	27.54%	3.59%	—	4.61%	19.31%	—	30.15%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Small Company Growth Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.11%.

58

Small Company Value Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Value Index at the time of purchase. The Fund invests in small companies whose common stocks are believed to be undervalued.

Sector Weighting*	% of Total
Industrials	24.83
Financials	22.90
Materials	11.79
Consumer Discretionary	11.01
Information Technology	9.49
Energy	6.11
Health Care	5.58
Utilities	4.97
Consumer Staples	0.88
Telecommunication Services	0.50
Short-Term Investments & Other	1.94

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $12,855.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Small Company Value Fund Class NAV returned +20.97%, outperforming the +16.86% return of the Russell 2000 Value Index.

Environment ► Major U.S. equity indexes faced a sharp downturn in August, continuing July’s slide after posting modest gains throughout the first half of 2011. Although corporate earnings and merger activity helped lift the market to new bull market highs by the end of April, several factors — including soft U.S. economic data, elevated energy costs and worries that Greece could default or restructure its sovereign debt — weighed on stocks in May and June and have heightened more recently. Furthermore, increased volatility and economic fears as a result of a deepening U.S. debt crisis significantly trimmed gains in August. Nevertheless, we still find valuations compelling among certain small-cap stocks, especially after the August downturn. The Russell 2000 Value Index posted a positive one-year return, trailing its small-cap growth counterpart but outpacing its large-cap value peer. All sectors had gains, led by Energy, as surging energy prices early in the trailing 12-month period have yet to be eclipsed by the recent weakness.

Broadly speaking, stock selection drove the Fund’s relative outperformance, while sector allocation aided relative results as well. Industrials and Business Services, Financials, Materials and Consumer Discretionary were the greatest contributors, while Health Care dampened relative results.

The greatest contributor to relative performance was stock selection in Industrials and Business Services, where an engineering equipment firm proved particularly beneficial. Earnings and sales growth for the period, most notably in Energy markets, helped boost relative results within this position. An underweight to the relatively weak Financials sector provided a relative boost as well.

Sector allocation and stock selection in Materials were also key contributors to relative returns. Positive results posted by a chemicals company supported relative performance. The firm manufactures fuel additives to increase efficiency, and this was in strong demand as petroleum prices edged up during the period. In the Consumer Discretionary sector, stock selection drove relative results. Shares of a holding moved up nicely on strong quarterly earnings and a 2011 outlook driven by improving consumer spending and confidence. In the Health Care sector, stock selection weighed on performance. Stock picking in health care providers and services was detrimental.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Small Company Value Fund Class 1 (began 10/15/05)	20.91%	2.72%	—	4.36%	14.36%	—	28.55%
Small Company Value Fund Class NAV (began 10/15/05)	20.97%	2.77%	—	4.41%	14.65%	—	28.91%
Russell 2000 Value Index[3,4]	16.86%	–0.62%	—	2.41%	–3.05%	—	15.01%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Small Company Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 1.32% and Class NAV – 1.27%.

59

Smaller Company Growth Fund

Subadviser: Frontier Capital Management Company, John Hancock Asset Management, Perimeter Capital Management, LLC
Portfolio Managers: Michael Cavarreta, Christopher Scarpa, Carson Jen, Narayan Ramani, Mark Garfinkel and James Behre

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in small-cap equity securities.

Sector Weighting*	% of Total
Information Technology	22.42
Industrials	19.48
Health Care	17.08
Consumer Discretionary	12.48
Energy	9.23
Financials	6.42
Telecommunication Services	4.03
Materials	3.67
Consumer Staples	1.35
Utilities	0.23
Short-Term Investments & Other	3.61

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Smaller Company Growth Fund Class NAV returned +24.23%, underperforming the +27.54% return of the Russell 2000 Growth Index.

Environment ► The Fund is a multi-managed fund, sub-advised by Frontier (40%), Perimeter (40%) and John Hancock Asset Management (JHAM) (20%). Frontier manages a fundamentally derived sleeve focused on longer-term growth expectations (3-5 years). The JHAM sleeve is passively managed to the MSCI U.S. Small Cap Growth Index. Lastly, Perimeter manages a style- and cap-pure small growth sleeve.

Frontier Capital Management Company Commentary

The past 12 months collectively have been good for stocks. However, as of late, the market has displayed some volatility. The three sectors that contributed the most to performance were Energy, Industrials and Health Care. Within Energy, we benefited from an overweight position. Within Industrials, our overweight position in a sector that underperformed the index was more than offset by our positive stock selection. The two highest contributing stocks were from this sector. Within Health Care, our underweight position was a positive as the sector underperformed the index, while our investments almost doubled those in the index.

The portfolio’s two weakest areas resided in the Consumer Discretionary and Information Technology sectors. Our underweight position within Consumer Discretionary resulted in slightly negative sector selection, but our performance was hurt more by weak stock picking. Within Information Technology, our underweight was beneficial, but our stock selection was poor. Our investments within the semiconductor space were particularly disappointing.

While it is likely that economic growth will remain subdued, given greater fiscal constraints as well as persistently high unemployment, we remain focused on companies that will show sustained earnings improvement driven by favorable secular demand, market share gains in growth markets, innovative products and long-term margin expansion opportunity.

John Hancock Asset Management Commentary

The stock market rally ended in the Spring of 2011 as a variety of macroeconomic concerns, generally weaker economic data and elevated stock market valuations weighed down investor sentiment through much of the second quarter of 2011.

All 10 sectors delivered double-digit gains. Energy stocks led the way, followed by the Materials and Health Care sectors. Financials, Utilities and Industrials all made meaningful positive contributions despite lagging most other sectors.

While equity market valuations appear reasonable in light of the recent stock market correction and many U.S. businesses remain flush with cash, investors continue to face an uncertain investing environment. Sluggish U.S. economic fundamentals and the fact that many of the overriding macroeconomic concerns have yet to be fully addressed will likely lead to continued stock market volatility at least in the short term.

Perimeter Capital Management, LLC Commentary

Consumer Discretionary was a top contributor to the Fund’s performance. We remained overweight the sector due to our focus on higher-quality companies with clear growth catalysts and unique offerings. Consumer Staples and Materials were also meaningful contributors to the portfolio’s performance.

Industrials was the largest detractor from performance, hurt by both poor stock selection and an overweight position relative to the benchmark. While industrial names typically see improving demand for multiple years following a deep recession, the unforeseen events in Japan and resulting slowdown in global growth sharply pressured these stocks. Given overly depressed valuations, we see good opportunities in those stocks serving niche markets. Stock selection was also a headwind in the Information Technology sector, with more volatile, high-valuation stocks driving returns.

Given our emphasis on growth companies with more reasonable valuations, we look forward to a more normalized market in which fundamentals are once again rewarded.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Smaller Company Growth Fund Class NAV (began 10/7/08)	24.23%	—	—	10.80%	—	—	34.66%
Russell 2000 Growth Index3.4	27.54%	—	—	12.21%	—	—	39.68%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Smaller Company Growth Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses for Class NAV are 1.00%. Had the fee waivers and expense limitations not been in place, the gross expenses for Class NAV would be 1.13%.

60

Spectrum Income Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Ned M. Notzon III and Charles Shriver

INVESTMENT OBJECTIVE & POLICIES ► To seek a high level of current income with moderate share price fluctuation. The Fund seeks to maintain broad exposure primarily to domestic and international fixed-income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time. The Fund diversifies its assets widely among various income and equity market segments.

Sector Weighting*	% of Total
U.S. Government & Agency Obligations	18.22
Financials	15.53
Foreign Government	13.16
Consumer Discretionary	7.74
Energy	7.34
Industrials	5.20
Utilities	4.08
Telecommunication Services	4.01
U.S. Government	3.94
Materials	3.81
Consumer Staples	3.09
Information Technology	3.01
Health Care	2.89
Collateralized Mortgage Obligations	2.32
Asset Backed Securities	1.39
Municipal Bonds	0.39
Short-Term Investments & Other	3.88

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Spectrum Income Fund Class NAV returned +6.91%, outperforming the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ► U.S. stocks produced good returns for the year. Equities surged in the first half of the period, supported by a two-year extension of the Bush-era tax cuts at the end of 2010, healthy corporate earnings and merger activity, and climbed to new bull market highs by the end of April. Stocks stumbled in the following months, however, as soft U.S. economic data raised concerns about the durability of the recovery. After weeks of legislative squabbling, Congress hastily passed a last-minute bipartisan agreement in early August to raise the federal debt ceiling in two steps and to reduce federal deficits by $2.1 trillion over the next decade.

U.S. bonds produced positive returns over the last year. In August 2011, credit rating agency Standard & Poor’s downgraded the U.S. government’s long-term sovereign credit rating from AAA to AA+, which prompted investors to flee equities in favor of traditional safe havens, including U.S. Treasury securities. High-yield bonds outperformed investment-grade issues, as investors favored securities with a yield advantage in a low interest-rate environment. The Barclays Capital U.S. Aggregate Bond Index, which measures the performance of U.S. dollar-denominated investment-grade taxable bonds, gained 4.62% for the full year.

Non-U.S. bonds produced strong returns over the period. Bond returns in many developed non-U.S. markets were subdued, but stronger currencies versus the U.S. dollar significantly added to returns in dollar terms. However, some peripheral European Union bond markets were volatile as yields climbed amid heavy government debt loads. Emerging-market bonds lagged, but their performance was still favorable amid strong capital flows and improving fundamentals, and despite rising inflation and interest rates and the implementation of capital controls in several developing countries.

The Fund’s outperformance was primarily due to our allocation to diversifying out-of-benchmark sectors, such as dividend-paying stocks, international bonds and high-yield bonds, which all significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. Security selection within the dividend-paying stock portfolio also added to performance as it outperformed the S&P 500 Value Index. Our overweight allocation to short-term bonds hampered performance, but the effect was partially offset by our underweight to long-term Treasury bonds.

The Fund uses derivative financial instruments and interest rate futures within fixed income to a limited extent to manage cash flows or duration. Investments in certain derivatives are limited to 10% of total assets by guidelines.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Spectrum Income Fund Class NAV (began 10/29/05)	6.91%	6.44%	—	6.45%	36.65%	—	44.13%
Barclays Capital U.S. Aggregate Bond Index[3,4]	4.62%	6.56%	—	6.12%	37.38%	—	41.57%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Spectrum Income Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.79%.

61

Total Bond Market Fund

Subadviser: Declaration Management and Research, LLC
Portfolio Managers: Peter Farley and James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment-grade bond market) by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.

Sector Weighting*	% of Total
U.S. Government Agency	35.05
U.S. Government	32.63
Financials	8.22
Collateralized Mortgage Obligations	5.40
Energy	2.95
Utilities	2.30
Consumer Staples	2.27
Industrials	1.62
Foreign Government	1.61
Health Care	1.58
Telecommunication Services	1.36
Consumer Discretionary	1.18
Materials	0.74
Municipal Bonds	0.69
Information Technology	0.66
Asset Backed Securities	0.07
Short-Term Investments & Other	1.67

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Total Bond Market Fund Class NAV returned +4.32%, underperforming the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ► The past year witnessed both optimism regarding an economic recovery and a stark reminder that the remnants of the Great Recession from 2008–2009 are still with us today. Global economic growth seemed poised for rapid expansion in 2010–2011 as continued aggressive monetary policy, strength in emerging markets and surging corporate profits appeared to provide a foundation for sustainable economic growth. But this belief was soon dismissed as the economic and market distortions created from the Great Recession began to cast doubt on the future of global growth.

The disparate paths of developed and emerging-market countries and the battle of macro versus micro economic factors have been instrumental in governing this fragile recovery. Emerging-market countries continue to battle inflation and growing pains while developed countries are suffocating from burgeoning levels of government and household debt. Structural problems from high unemployment to erratic government policy-making are also creating substantial uncertainty and weighing on confidence. The European debt crisis may be a reminder that not all problems are fixed. Interest rates have fallen more than 1.5% for the year to levels not seen since 2008. Fixed-income credit sectors have all marginally outperformed U.S. Treasuries but they gave up larger gains late in the period. What started as a weak recovery has now become a possible recession in just one year.

Sector selection contributed positively to the Fund’s performance. This performance came primarily in late 2010, as the Fund was experiencing withdrawals that necessitated more selling of Treasuries and mortgage-backed securities than higher performing credit sectors. Security selection had a negligible impact. Yield curve exposure contributed to performance, again as a result of accommodating withdrawals. The sector weightings and curve exposure returned to stable long-term levels once cash flows stabilized.

Caution and uncertainty are the catch phrases for the future. Conviction in the markets will be difficult to establish as the U.S. economy flirts with recession, world leaders fail to find common ground on policy decisions and deep structural problems make conventional solutions very hard to implement without repercussions. We anticipate higher volatility in financial markets and a challenging road ahead for economic growth.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Total Bond Market Fund Class NAV (began 10/27/06)	4.32%	—	—	6.02%	—	—	32.78%
Barclays Capital U.S. Aggregate Bond Index[3,4]	4.62%	—	—	6.56%	—	—	36.08%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Total Bond Market Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2011. For Class NAV, the net expense equals the gross expense and is 0.52%.

62

Total Return Fund

Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES ► To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

Sector Weighting*	% of Total
U.S. Government Agency	30.94
Financials	24.50
U.S. Government	15.46
Foreign Government	7.23
Collateralized Mortgage Obligations	6.31
Municipal Bonds	4.14
Energy	2.61
Asset Backed Securities	2.35
Materials	1.79
Industrials	1.07
Consumer Discretionary	0.91
Utilities	0.55
Health Care	0.53
Information Technology	0.43
Consumer Staples	0.28
Telecommunication Services	0.14
Purchased Options	0.01
Short-Term Investments & Other	0.75

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $15,007.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2011, the Total Return Fund Class NAV returned +2.49%, underperforming the +4.62% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ► During the latter half of 2010, stimulative U.S. policy initiatives were the major market drivers. The U.S. Federal Reserve continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing in November. In December the federal government passed a payroll tax cut, an extension of unemployment benefits and a tax credit for business capital expenditures.

Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove yields higher during the fourth quarter of 2010 and the first quarter of 2011. Treasury yields fell during the second quarter as the earthquake in Japan, political unrest in the Middle East and North Africa, and the eurozone sovereign debt crisis helped spark a flight to quality and boosted demand for Treasuries.

The third quarter of 2011 was marked by unprecedented market volatility, with economic instability in the U.S. and eurozone leading to a significant decline in Treasury yields. Despite the passage of legislation raising the U.S. debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. Equity markets followed with the most volatile week of trading in history. The Fed downgraded its outlook on U.S. growth and committed to hold the federal funds rate at or near zero through mid-2013. U.S. second-quarter gross domestic product growth was revised down to 1.0 percent and job growth unexpectedly stagnated in August. In addition, continued turmoil in the eurozone contributed to market fears and the flight to safety.

Tactical positioning in the U.S. hurt performance, as yields fell in the second and third quarters of 2011. An underweight to U.S. Treasuries detracted from returns as Treasury yields fell across the curve. An overall curve steepening bias detracted from performance. However, positions in money market futures added to performance as these instruments rallied. An overweight and curve steepening bias in the eurozone aided performance. An underweight to the corporate sector detracted from performance as corporate bonds outperformed like-duration Treasuries. A focus on Financials detracted from returns. Allocations to emerging-market debt and to high-yield bonds added to returns as both segments outperformed comparable-maturity U.S. Treasuries.

Overall derivative positioning was slightly negative for performance. Long 10-year and 30-year pay-fixed interest rate swap positions detracted from performance as yields fell over the period, particularly in the second and third quarters of 2011. However, these positions were slightly offset by positions in money market futures, which added to performance as these instruments rallied over the period.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Total Return Fund Class 1 (began 10/15/05)	2.43%	7.79%	—	7.15%	45.50%	—	50.07%
Total Return Fund Class NAV (began 10/15/05)	2.49%	7.85%	—	7.21%	45.92%	—	50.56%
Barclays Capital U.S. Aggregate Bond Index[3,4]	4.62%	6.56%	—	6.15%	37.38%	—	42.01%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Total Return Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.77% and Class NAV – 0.72%.

63

U.S. Equity Fund (formerly U.S. Multi-Sector Fund)

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Sam Wilderman and Tom Hancock

INVESTMENT OBJECTIVE & POLICIES ►The Fund seeks long-term capital appreciation and invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments tied economically to the U.S. The Fund seeks to achieve its objective by outperforming its benchmark, the Russell 3000 Index.

Sector Weighting*	% of Total
Health Care	28.31
Information Technology	26.69
Consumer Staples	24.00
Consumer Discretionary	6.69
Industrials	4.65
Energy	4.02
Financials	2.07
Telecommunication Services	1.63
Materials	0.88
Utilities	0.01
Short-Term Investments & Other	1.05

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the U.S. Equity Fund Class NAV returned +20.03%, outperforming the +19.30% return of the Russell 3000 Index.

Environment ► The U.S. equity market spent much of the 12-month period in the midst of a strong rally as investors extrapolated hopes that the economy was on its way toward a full recovery from its 2007–2009 downturn. U.S. investors largely shrugged off a multitude of concerns from overseas markets early in the period, including sovereign credit troubles in Europe and a natural disaster in Japan. At its high point at the end of April 2011, the S&P 500 Index had advanced 9.1% in the year-to-date, coming off double-digit percentage returns in 2009 and 2010. The Russell 3000 Index fared better. But as is often the case in markets, just as smooth conditions seem destined to continue indefinitely, the market hit some turbulence. Economic data revealed a few speed bumps in the domestic economic recovery, as data on closely watched indicators such as manufacturing and employment came in weaker then expected. And continued sovereign troubles in Europe were of increasing concern as investors’ focus shifted to the U.S.’s own credit woes, highlighted by acrimonious negotiations over raising the debt ceiling and a credit downgrade from Standard & Poor’s. These concerns put a damper on investors’ spirits and sent stocks into a swoon from May to August. The broad U.S. market ended the period with a gain for the 12-month period, but the market’s mid-2011 decline left many indexes well below their April 2011 highs.

Sector weightings adding to relative returns included an underweight position in Financials and overweights in Health Care and Consumer Staples. An underweight in the strong Energy sector was the biggest sector detractor. Stock selections in Information Technology and Consumer Discretionary added to relative returns while picks in Consumer Staples and Health Care detracted. Several individual securities added to returns versus the benchmark, including overweight positions in an American multinational computer technology company, a multinational technology and consulting firm and a diversified health and well-being company. Meanwhile overweight positions in an American pharmaceutical company, a large chain of discount stores and a multinational snack food and beverage company detracted from performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

U.S. Equity Fund Class NAV (began 10/29/05)	20.03%	1.07%	—	1.64%	5.49%	—	9.97%
Russell 3000 Index[3,4]	19.30%	1.14%	—	2.71%	5.83%	—	16.93%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the U.S. Equity Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.79%.

64

U.S. High Yield Bond Fund

Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Phil Susser and Niklas Nordenfelt

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks total return with a high level of current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are below investment grade, including preferred and other convertible securities in below-investment-grade debt securities. The Fund also invests in corporate debt securities that are investment grade and may buy preferred and other convertible securities and bank loans that are investment grade.

Sector Weighting*	% of Total
Consumer Discretionary	27.09
Financials	15.90
Energy	13.04
Telecommunication Services	12.55
Utilities	8.15
Health Care	5.81
Information Technology	5.42
Industrials	3.38
Materials	2.99
Consumer Staples	1.90
Short-Term Investments & Other	3.77

* Top Sectors as a percentage of net assets.

** A $10,000 investment at net asset value in Class 1 on 10/15/05 (commencement of operations) would have been valued at $15,135.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the U.S. High Yield Bond Fund Class NAV returned +6.74%, underperforming the +8.15% return of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment ► For most of the past 12 months, the economy continued to improve from the depths of the 2008-2009 recession. Some of the improvement was a function of extraordinary U.S. Federal Reserve policies, including quantitative easing and maintaining exceptionally low short-term interest rates. Unfortunately, the primary benefit of such policies was asset price inflation, with less success in creating sustainable demand, improvements in confidence, hiring and business spending. The weak underpinnings of the economic recovery have caused concern as the European debt situation has grown considerably worse, unemployment remains stubbornly high and consumer confidence remains weak.

We believe the macroeconomic risks are largely removed from most high-yield issuers. As a result, while the high-yield market may remain volatile, we feel that compensation for the risk has improved markedly. The lower prices offered for high-yield bonds make the asset class less risky in our view. Default risk remains low for now and we feel long-term investors are sufficiently compensated at current levels.

We are sticking with issues of companies that have the ability to repay their debt or deleverage their balance sheets through cash-flow generation. As the market has cheapened recently, lower-quality issues have become slightly more appealing. The Fund has added some riskier securities recently and we expect to continue doing so should the risk/reward trade-off continue to improve. Nonetheless, the overall positioning remains less risky than the broader market with less duration exposure, less low-quality exposure and higher seniority exposure on average.

The Fund performed well on a risk-adjusted basis, exhibiting less volatility than its peers. The Fund underperformed due to its lower-than-benchmark exposure to risk. For example, the Fund had less duration risk due to fewer holdings of long-dated bonds and it had less credit risk due to holding fewer lower-quality issues, with a bias towards floating-rate, senior secured issues. The Fund’s performance was helped by the benign credit environment of tightening spreads and falling interest rates, but it didn’t capture all the upside as we felt that compensation for excess risk became increasingly less attractive.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

U.S. High Yield Bond Fund Class 1 (began 10/15/05)	6.77%	7.27%	—	7.30%	42.05%	—	51.35%
U.S. High Yield Bond Fund Class NAV (began 10/15/05)	6.74%	7.32%	—	7.35%	42.34%	—	51.71%
BofA Merrill Lynch U.S. High Yield Master II Constrained
Index[3,4,5]	8.15%	8.19%	—	7.91%	48.24%	—	56.87%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the U.S. High Yield Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

4 It is not possible to invest directly in an index.

5 Since inception returns for the index begin on the month-end closest to the actual inception date of the fund.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.81% and Class NAV – 0.76%.

65

Value Fund

Subadviser: Invesco Advisers, Inc.
Portfolio Managers: Tom Copper and John Mazanec

INVESTMENT OBJECTIVE & POLICIES ► To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risks, by investing in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index

Sector Weighting*	% of Total
Financials	19.15
Consumer Discretionary	12.56
Industrials	10.48
Utilities	9.54
Consumer Staples	9.45
Information Technology	9.26
Energy	9.25
Materials	6.88
Health Care	4.74
Telecommunication Services	3.11
Short-Term Investments & Other	5.58

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Value Fund Class NAV returned +16.42%, underperforming the +17.51% return of the Russell Midcap Value Index.

Environment ► Equity markets were highly volatile during the fiscal year, as investors weighed the issues of improved corporate profits against soft macroeconomic data and debt issues in Europe and in the United States. With a general rising trend for the first half of the year, the major equity indices sold off precipitously in late July and August. The U.S. government received a downgrade from its AAA credit rating, prompting fears of a double-dip recession. Even with increased volatility, the major equity indices garnered positive returns for the fiscal year, and all 10 sectors within the S&P 500 Index posted gains. Sector returns were mixed, as Energy stocks had the highest returns, followed by Consumer Discretionary, Materials and Health Care. Financials earned the lowest returns and were only slightly positive.

All of the Fund’s sectors posted gains for the year, and the Fund slightly underperformed the Russell Midcap Value Index. The largest contributor to the Fund’s relative performance was the Financials sector. In general, Financial stocks performed poorly towards the end of the period. The Fund was underweight the Financials sector relative to its benchmark and our holdings did not depreciate as much as those within the index.

The Energy sector was another contributor to relative performance versus the Fund’s benchmark. Although underweight the sector, stock selection drove relative performance. Materials also aided relative performance. The Fund was overweight the sector and stock selection helped drive returns. Cyclical stocks in the Materials sector performed well and the economy showed signs of strengthening.

Weak stock selection within the Consumer Staples sector was the largest detractor from performance. A grocery chain was one of the largest detractors within the sector due to the difficulty of passing along higher food costs from the supplier to the consumer, squeezing margins in the process. Stock selection within Consumer Discretionary also dampened performance versus the benchmark. Earnings and revenues continued to disappoint investors due to high unemployment and lack of hiring.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Value Fund Class NAV (began 10/27/06)	16.42%	—	—	1.90%	—	—	9.55%
Russell Midcap Value Index[3,4]	17.51%	—	—	0.22%	—	—	1.07%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2011. For Class NAV, the net expense equals the gross expense and is 0.80%.

66

Value & Restructuring Fund

Subadviser: Columbia Management Investment Advisers, LLC
Portfolio Managers: David J. Williams, Guy Pope and Nicholas Smith

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing at least 65% of the Fund’s total assets in common stocks of U.S. and foreign companies believed to benefit from restructuring efforts or industry consolidation. The Fund may invest in companies that have market capitalizations of any size.

Sector Weighting*	% of Total
Energy	21.68
Industrials	17.83
Materials	15.50
Financials	13.92
Information Technology	8.63
Health Care	6.21
Consumer Staples	5.68
Consumer Discretionary	4.95
Telecommunication Services	4.50
Short-Term Investments & Other	1.10

* Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2011, the Value & Restructuring Fund Class NAV returned +20.21%, outperforming the +18.50% return of the S&P 500 Index.

Environment ► The lack of fiscal clarity in Europe and the U.S. continues to induce large market swings. The Fund outperformed its benchmark index, reflecting the strong growth in earnings of its holdings despite the political backdrop. Recent market moves, however, reflect ongoing macroeconomic fears of a potential slowdown in commodity and industrial demand.

Positive contributions came from international holdings, such as a German chemical company and a Latin American airline. An independent energy company was acquired at a significant premium. Detractors included financials, which again struggled as government lawsuits and low interest rates pressured revenues and earnings.

We slightly increased the overall number of holdings with several new positions. We replaced a Brazilian natural resources company with an American one as the valuations of the two companies were similar but we felt it prudent to reduce exposure to Brazil. An Asian life insurance company was purchased on its IPO and has performed nicely. A Canadian transportation company and a multinational networking company were added as both companies are extremely cheap and in the middle of ongoing restructurings that could create significant shareholder value over time.

The potential bad news is obvious: Europe remains a disaster and will ultimately require a unified European entity with fiscal authority, while individual countries must pass constitutionally balanced budgets. The U.S. suffers from partisanship and a failure to deal with its own looming fiscal crisis. Absent these reforms, we believe it is highly likely another credit crisis will ensue.

But positives exist and are largely being ignored. There is a decent chance the U.S. will ultimately come to an agreement, whether it is this year or following the next election. Commodities are unlikely to drop significantly, as China, Brazil and India remain growth economies, and their incremental demand offsets recessionary declines in developed nations. Perhaps the most positive of all are today’s valuations. Stocks remain the cheapest asset class on an absolute basis, and absent significant earnings declines, they are an attractive investment. Cash balances are also high, providing corporations protection against market turmoil. As a result, we could easily see the market move up from current levels should some of the positive trends continue.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending August 31, 2011	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Value & Restructuring Fund Class NAV (began 10/29/05)	20.21%	1.04%	—	2.71%	5.31%	—	16.96%
S&P 500 Index[3,4]	18.50%	0.78%	—	2.41%	3.97%	—	14.96%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Since inception, a portion of the Value & Restructuring Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4 It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.90%.

67

John Hancock Funds II

Shareholder Expense Example

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of Core Diversified Growth & Income Portfolio, Core Fundamental Holdings Portfolio, Core Global Diversification Portfolio, Lifecycle 2050 Portfolio and Retirement 2010 Portfolio, Retirement 2015 Portfolio, Retirement 2020 Portfolio, Retirement 2025 Portfolio, Retirement 2030 Portfolio, Retirement 2035 Portfolio, Retirement 2040 Portfolio, Retirement 2045 Portfolio and Retirement 2050 Portfolio (collectively, Retirement Portfolios), in addition to the operating expenses which the Portfolios bear directly, the Portfolios indirectly bear a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 through August 31, 2011).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period[1]	Annualized
	Account Value	Account Value	3/1/2011–	Expense
	3/1/2011	8/31/2011	8/31/2011	Ratio
Active Bond Fund

Class 1 — Actual	$1,000.00	$1,023.30	$3.52	0.69%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Class NAV — Actual	1,000.00	1,023.60	3.26	0.64%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%

All Cap Core Fund

Class NAV — Actual	$1,000.00	$926.20	$3.88	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%

All Cap Value Fund

Class 1 — Actual	$1,000.00	$886.30	$4.14	0.87%
Class 1— Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Class NAV — Actual	1,000.00	886.50	3.90	0.82%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%

Alpha Opportunities Fund

Class NAV — Actual	$1,000.00	$879.10	$4.78	1.01%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%

68

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period[1]	Annualized
	Account Value	Account Value	3/1/2011–	Expense
	3/1/2011	8/31/2011	8/31/2011	Ratio
Blue Chip Growth Fund
Class 1 — Actual	$1,000.00	$948.50	$4.03	0.82%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Class NAV — Actual	1,000.00	948.90	3.78	0.77%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%

Capital Appreciation Fund

Class 1 — Actual	$1,000.00	$972.00	$3.88	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Class NAV — Actual	1,000.00	972.00	3.63	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

Capital Appreciation Value Fund

Class NAV — Actual	$1,000.00	$941.20	$4.31	0.88%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%

Core Bond Fund

Class 1 — Actual	$1,000.00	$1,055.70	$3.47	0.67%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Class NAV — Actual	1,000.00	1,056.00	3.21	0.62%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%

Core Diversified Growth & Income Portfolio

Class 1 — Actual	$1,000.00	$962.20	$0.59	0.12%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]

Core Fundamental Holdings Portfolio

Class 1 — Actual	$1,000.00	$975.20	$0.60	0.12%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]

Core Global Diversification Portfolio

Class 1 — Actual	$1,000.00	$960.60	$0.59	0.12%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]

Emerging Markets Debt Fund

Class A — Actual	$1,000.00	$1,013.00	$6.85	1.35%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%
Class I — Actual	1,000.00	1,015.40	4.47	0.88%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%

Equity-Income Fund

Class 1 — Actual	$1,000.00	$901.60	$4.03	0.84%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Class NAV — Actual	1,000.00	902.10	3.79	0.79%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%

Fundamental Value Fund

Class NAV — Actual	$1,000.00	$913.20	$3.86	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%

Global Agribusiness Fund

Class A — Actual	$1,000.00	$917.60	$7.01	1.45%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.90	7.38	1.45%
Class I — Actual	1,000.00	919.20	4.84	1.00%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%

Global Bond Fund

Class 1 — Actual	$1,000.00	$1,078.90	$4.40	0.84%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Class NAV — Actual	1,000.00	1,079.10	4.14	0.79%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%

Global Infrastructure Fund

Class A — Actual	$1,000.00	$922.50	$7.03	1.45%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.90	7.38	1.45%
Class I — Actual	1,000.00	925.30	4.85	1.00%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%

69

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period[1]	Annualized
	Account Value	Account Value	3/1/2011–	Expense
	3/1/2011	8/31/2011	8/31/2011	Ratio
Global Real Estate Fund

Class NAV — Actual	$1,000.00	$946.00	$4.90	1.00%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%

Heritage Fund

Class NAV — Actual	$1,000.00	$923.20	$4.36	0.90%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%

High Income Fund

Class NAV — Actual	$1,000.00	$863.20	$3.48	0.74%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

High Yield Fund

Class 1 — Actual	$1,000.00	$969.20	$3.77	0.76%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Class NAV — Actual	1,000.00	969.30	3.52	0.71%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%

Index 500 Fund

Class NAV — Actual	$1,000.00	$925.70	$2.33	0.48%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.45	0.48%

International Equity Index Fund

Class NAV — Actual	$1,000.00	$899.90	$2.68	0.56%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.85	0.56%

International Growth Stock Fund

Class NAV — Actual	$1,000.00	$944.80	$4.80	0.98%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%

International Opportunities Fund

Class 1 — Actual	$1,000.00	$883.30	$4.84	1.02%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Class NAV — Actual	1,000.00	883.50	4.61	0.97%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%

International Small Cap Fund

Class 1 — Actual	$1,000.00	$902.70	$5.71	1.19%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Class NAV — Actual	1,000.00	902.70	5.47	1.14%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%

International Small Company Fund

Class NAV — Actual	$1,000.00	$906.60	$5.29	1.10%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%

International Value Fund

Class 1 — Actual	$1,000.00	$872.80	$4.44	0.94%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Class NAV — Actual	1,000.00	873.10	4.20	0.89%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%

Investment Quality Bond Fund

Class 1 — Actual	$1,000.00	$1,052.20	$3.52	0.68%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Class NAV — Actual	1,000.00	1,052.50	3.26	0.63%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%

Large Cap Fund

Class 1 — Actual	$1,000.00	$908.30	$4.09	0.85%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Class NAV — Actual	1,000.00	909.70	3.85	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%

Lifecycle 2050 Portfolio

Class 1 — Actual	$1,000.00	$888.00	$0.52	0.16% [2,3]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

70

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period[1]	Annualized
	Account Value	Account Value	3/1/2011–	Expense
	3/1/2011	8/31/2011	8/31/2011	Ratio
Mid Cap Growth Index Fund

Class 1 — Actual	$1,000.00	$917.50	$3.14	0.65%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class NAV — Actual	1,000.00	917.50	2.90	0.60%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%

Mid Cap Index Fund

Class NAV — Actual	$1,000.00	$909.50	$2.41	0.50%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%

Mid Cap Stock Fund

Class 1 — Actual	$1,000.00	$897.90	$4.45	0.93%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Class NAV — Actual	1,000.00	898.10	4.21	0.88%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%

Mid Cap Value Equity Fund

Class NAV — Actual	$1,000.00	$883.20	$4.41	0.93%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%

Mid Cap Value Index Fund

Class 1 — Actual	$1,000.00	$901.90	$3.12	0.65%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Class NAV — Actual	1,000.00	901.90	2.88	0.60%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%

Mid Value Fund

Class NAV — Actual	$1,000.00	$900.10	$4.74	0.99%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%

Mutual Shares Fund

Class NAV — Actual	$1,000.00	$911.90	$5.01	1.04%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%

Optimized Value Fund

Class 1 — Actual	$1,000.00	$887.80	$3.71	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.97	0.78%
Class NAV — Actual	1,000.00	887.80	3.47	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

Real Estate Equity Fund

Class NAV — Actual	$1,000.00	$974.90	$4.33	0.87%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%

Real Estate Securities Fund

Class 1 — Actual	$1,000.00	$969.20	$3.92	0.79%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%

Real Return Bond Fund

Class 1 — Actual	$1,000.00	$1,071.90	$4.18	0.80%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Class NAV — Actual	1,000.00	1,072.10	3.92	0.75%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%

Retirement 2010 Portfolio

Class 1 — Actual	$1,000.00	$1,041.70	$0.82	0.16%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

Retirement 2015 Portfolio

Class 1 — Actual	$1,000.00	$1,021.00	$0.82	0.16%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

Retirement 2020 Portfolio

Class 1 — Actual	$1,000.00	$992.50	$0.80	0.16%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

Retirement 2025 Portfolio

Class 1 — Actual	$1,000.00	$968.40	$0.79	0.16%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

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John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period[1]	Annualized
	Account Value	Account Value	3/1/2011–	Expense
	3/1/2011	8/31/2011	8/31/2011	Ratio
Retirement 2030 Portfolio

Class 1 — Actual	$1,000.00	$953.00	$0.79	0.16%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

Retirement 2035 Portfolio

Class 1 — Actual	$1,000.00	$945.00	$0.78	0.16%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

Retirement 2040 Portfolio

Class 1 — Actual	$1,000.00	$941.40	$0.78	0.16%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

Retirement 2045 Portfolio

Class 1 — Actual	$1,000.00	$940.50	$0.78	0.16%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

Retirement 2050 Portfolio

Class 1 — Actual	$1,000.00	$914.00	$0.52	0.16% [2,3]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

Short Term Government Income Fund

Class NAV — Actual	$1,000.00	$1,023.80	$3.21	0.63%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%

Small Cap Growth Fund

Class NAV — Actual	$1,000.00	$889.60	$5.33	1.12%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%

Small Cap Index Fund

Class NAV — Actual	$1,000.00	$886.40	$2.62	0.55%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%

Small Cap Opportunities Fund

Class 1 — Actual	$1,000.00	$872.70	$4.81	1.02%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Class NAV — Actual	1,000.00	873.00	4.58	0.97%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%

Small Cap Value Fund

Class NAV — Actual	$1,000.00	$933.80	$5.41	1.11%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%

Small Company Growth Fund

Class NAV — Actual	$1,000.00	$904.30	$5.14	1.07%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%

Small Company Value Fund

Class 1 — Actual	$1,000.00	$898.60	$5.12	1.07%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Class NAV — Actual	1,000.00	898.90	4.88	1.02%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%

Smaller Company Growth Fund

Class NAV — Actual	$1,000.00	$902.40	$4.84	1.01%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%

Spectrum Income Fund

Class NAV — Actual	$1,000.00	$1,009.50	$3.85	0.76%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%

Total Bond Market Fund

Class NAV — Actual	$1,000.00	$1,051.80	$2.69	0.52%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%

Total Return Fund

Class 1 — Actual	$1,000.00	$1,024.20	$3.98	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Class NAV — Actual	1,000.00	1,024.50	3.73	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

72

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period[1]	Annualized
	Account Value	Account Value	3/1/2011–	Expense
	3/1/2011	8/31/2011	8/31/2011	Ratio
U.S. Equity Fund (formerly U.S. Multi-Sector Fund)

Class NAV — Actual	$1,000.00	$988.00	$3.96	0.79%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%

U.S. High Yield Bond Fund

Class 1 — Actual	$1,000.00	$989.30	$4.11	0.82%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Class NAV — Actual	1,000.00	989.50	3.86	0.77%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%

Value Fund

Class NAV — Actual	$1,000.00	$889.80	$3.81	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%

Value & Restructuring Fund

Class NAV — Actual	$1,000.00	$907.10	$4.09	0.85%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

2 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Portfolio	Range

Core Diversified Growth & Income Portfolio	0.34% – 0.56%
Core Fundamental Holdings Portfolio	0.34% – 0.56%
Core Global Diversification Portfolio	0.34% – 0.56%
Lifecycle 2050 Portfolio	0.48% – 1.14%
Retirement Portfolios	0.48% – 0.56%

3 The inception date of Lifecycle 2050 Portfolio and Retirement 2050 Portfolio is 4-29-11. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (125), and divided by 365 (to reflect the period).

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John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 36.15%
U.S. Government - 8.30%
U.S. Treasury Bonds
4.375%, 05/15/2041		$10,055,000	$11,478,386
4.750%, 02/15/2041		555,000	672,417
U.S. Treasury Notes
0.375%, 06/30/2013		7,000,000	7,022,960
0.750%, 09/15/2013		15,000,000	15,162,885
1.000%, 09/30/2011		20,000,000	20,014,840
1.500%, 07/31/2016		2,740,000	2,814,281
2.000%, 04/30/2016		7,145,000	7,522,327
2.125%, 08/15/2021		16,580,000	16,416,853
2.250%, 07/31/2018		6,000,000	6,279,372
2.375%, 05/31/2018		3,700,000	3,910,456
2.625%, 11/15/2020		500,000	521,641
3.125%, 05/15/2021		7,870,000	8,511,877
U.S. Treasury Strips, PO 0.695%,
11/15/2030 *		4,715,000	2,349,890

			102,678,185
U.S. Government Agency - 27.85%
Federal Home Loan Mortgage Corp.
4.000%, 09/01/2040		2,106,082	2,183,226
5.000%, 03/01/2041		5,563,598	5,991,604
6.500%, 06/01/2037 to 02/01/2038		2,255,485	2,521,809
Federal National Mortgage Association
2.139%, 05/01/2035 (P)		878,108	907,680
2.377%, 01/01/2036 (P)		584,279	610,441
2.435%, 04/01/2036 (P)		343,421	355,908
2.496%, 07/01/2033 (P)		1,066	1,114
4.000%, TBA (C)		36,500,000	37,921,638
4.000%, 06/01/2024 to 11/01/2040		38,425,298	40,193,627
4.375%, 03/15/2013		20,000	21,245
4.500%, TBA (C)		55,690,000	58,874,649
5.000%, TBA (C)		11,000,000	11,847,086
5.000%, 05/01/2018 to 04/01/2041		53,609,744	57,926,121
5.500%, 02/01/2018 to 03/01/2039		72,286,857	79,399,860
6.000%, 09/01/2022 to 02/01/2037		15,885,105	17,666,599
6.000%, TBA (C)		5,517,720	6,132,297
6.250%, 05/15/2029		157,000	209,487
6.500%, 02/01/2036 to 06/01/2039		12,199,627	13,638,873
7.000%, 12/01/2012 to 06/01/2032		19,126	21,268
7.500%, 09/01/2029 to 08/01/2031		2,877	3,310
Government National
Mortgage Association
4.000%, TBA (C)		7,500,000	7,936,731
5.000%, 04/15/2035		52,803	58,477
5.500%, 03/15/2035		50,097	56,093
6.000%, 03/15/2033 to 06/15/2033		21,546	24,339
6.500%, 09/15/2028 to 08/15/2031		4,279	4,848
7.000%, 04/15/2029		1,670	1,922
8.000%, 10/15/2026		1,705	1,975

			344,512,227

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $437,150,052)			$447,190,412

FOREIGN GOVERNMENT
OBLIGATIONS - 0.01%
Argentina - 0.01%
Republic of Argentina
1.180%, 12/31/2038 (P)	ARS	177,218	23,123
5.830%, 12/31/2033 (P)		72,870	27,587
12/15/2035 (B)(Z)		393,449	15,850

			66,560

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Honduras - 0.00%
Central American Bank for Economic
Integration
6.750%, 04/15/2013 (S)		$12,000	$12,977
Japan - 0.00%
Government of Japan
1.500%, 09/20/2014	JPY	1,350,000	18,326
Mexico - 0.00%
Government of Mexico
8.000%, 12/19/2013 to 12/07/2023	MXN	406,700	36,796
Panama - 0.00%
Republic of Panama
8.875%, 09/30/2027		$6,000	8,850
9.375%, 04/01/2029		1,000	1,540

			10,390

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $131,144)			$145,049

CORPORATE BONDS - 41.72%
Consumer Discretionary - 4.75%
Allison Transmission, Inc.
7.125%, 05/15/2019 (S)		935,000	867,213
AMC Entertainment, Inc.
8.000%, 03/01/2014		1,165,000	1,130,050
8.750%, 06/01/2019		365,000	367,738
American Standard Americas
10.750%, 01/15/2016 (S)		180,000	145,800
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	605,000	386,700
Burlington Coat Factory Warehouse Corp.
10.000%, 02/15/2019 (S)		$1,365,000	1,272,863
Cablevision Systems Corp.
8.625%, 09/15/2017		320,000	339,200
CBS Corp. 7.875%, 07/30/2030		1,455,000	1,809,378
CCH II LLC/CCH II Capital Corp.
13.500%, 11/30/2016		1,033,588	1,193,794
CCM Merger, Inc.
8.000%, 08/01/2013 (S)		1,215,000	1,178,550
CCO Holdings LLC/CCO Holdings
Capital Corp. 8.125%, 04/30/2020		305,000	322,538
Cinemark USA, Inc.
7.375%, 06/15/2021 (S)		470,000	454,725
8.625%, 06/15/2019		395,000	414,750
Clear Channel Worldwide Holdings, Inc.
9.250%, 12/15/2017		1,255,000	1,330,300
Comcast Corp. 6.550%, 07/01/2039		1,000,000	1,140,007
COX Communications, Inc.
4.625%, 06/01/2013		340,000	360,773
5.450%, 12/15/2014		218,000	243,013
CSC Holdings, Inc. 7.875%, 02/15/2018		890,000	941,175
Darden Restaurants, Inc.
6.800%, 10/15/2037		835,000	977,316
DIRECTV Holdings LLC/DIRECTV
Financing Company, Inc.
6.350%, 03/15/2040		655,000	716,121
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)		680,000	652,800
Exide Technologies
8.625%, 02/01/2018 (S)		610,000	579,500
Expedia, Inc. 5.950%, 08/15/2020		1,160,000	1,169,061
Greektown Superholdings, Inc.
13.000%, 07/01/2015 (I)		1,115,000	1,151,238

The accompanying notes are an integral part of the financial statements.
74

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Grupo Televisa SAB 6.625%, 01/15/2040	$755,000	$807,546
Hillman Group, Inc.
10.875%, 06/01/2018	380,000	383,800
10.875%, 06/01/2018 (S)	350,000	353,500
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	680,000	707,572
6.000%, 05/05/2015 (S)	890,000	986,164
Hyva Global BV 8.625%, 03/24/2016 (S)	725,000	677,875
Jacobs Entertainment, Inc.
9.750%, 06/15/2014	1,165,000	1,144,613
Kabel BW Erste Beteiligungs GmbH
7.500%, 03/15/2019 (S)	785,000	773,225
Kia Motors Corp. 3.625%, 06/14/2016 (S)	765,000	777,017
Levi Strauss & Company
7.625%, 05/15/2020	1,310,000	1,273,975
Limited Brands, Inc. 6.625%, 04/01/2021	825,000	835,313
Little Traverse Bay Bands of Odawa
Indians 9.000%, 08/31/2020 (S)	771,000	628,365
Marriott International, Inc.
4.625%, 06/15/2012	26,000	26,621
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014	555,000	306,638
News America Holdings, Inc.
6.750%, 01/09/2038	2,000	2,168
7.750%, 12/01/2045	9,000	10,599
News America, Inc.
4.500%, 02/15/2021	1,000,000	1,027,403
6.150%, 03/01/2037 to 02/15/2041	3,595,000	3,748,827
6.400%, 12/15/2035	375,000	392,772
6.650%, 11/15/2037	865,000	933,275
Palace Entertainment
Holdings LLC/Palace Entertainment
Holdings Corp. 8.875%, 04/15/2017 (S)	540,000	525,150
Regal Cinemas Corp. 8.625%, 07/15/2019	270,000	279,450
Regal Entertainment Group
9.125%, 08/15/2018	275,000	277,750
ROC Finance LLC/ROC Finance 1 Corp.
12.125%, 09/01/2018 (S)	955,000	983,650
Sears Holdings Corp. 6.625%, 10/15/2018	490,000	406,700
Seminole Indian Tribe of Florida
6.535%, 10/01/2020 (S)	1,005,000	995,292
7.750%, 10/01/2017 (S)	795,000	806,925
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	625,000	570,313
Target Corp. 7.000%, 01/15/2038	500,000	641,604
Time Warner Cable, Inc.
4.125%, 02/15/2021	1,500,000	1,504,512
5.000%, 02/01/2020	1,000,000	1,064,415
5.875%, 11/15/2040	1,500,000	1,564,362
6.550%, 05/01/2037	550,000	606,622
6.750%, 07/01/2018	1,895,000	2,229,674
Time Warner Companies, Inc.
7.570%, 02/01/2024	34,000	43,701
Time Warner Entertainment Company LP
8.375%, 07/15/2033	535,000	686,594
Time Warner, Inc. 7.625%, 04/15/2031	9,000	11,035
Toys R Us Property Company II LLC
8.500%, 12/01/2017	275,000	280,500
UBM PLC 5.750%, 11/03/2020 (S)	630,000	663,532
Viacom, Inc.
6.125%, 10/05/2017	1,500,000	1,730,258
6.875%, 04/30/2036	760,000	899,471
Visteon Corp. 6.750%, 04/15/2019 (S)	545,000	512,300
Vivendi SA 5.750%, 04/04/2013 (S)	2,515,000	2,672,748

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Waterford Gaming LLC
8.625%, 09/15/2014 (S)	$162,055	$61,809
XM Satellite Radio, Inc.
13.000%, 08/01/2013 (S)	1,185,000	1,330,163
Yum! Brands, Inc.
3.750%, 11/01/2021	890,000	881,320
6.250%, 03/15/2018	405,000	476,280
6.875%, 11/15/2037	965,000	1,156,248

		58,804,249
Consumer Staples - 1.91%
Alliance One International, Inc.
10.000%, 07/15/2016	1,335,000	1,206,506
Anheuser-Busch Companies, Inc.
6.500%, 02/01/2043	10,000	12,604
ARAMARK Corp. 8.500%, 02/01/2015	1,000,000	1,032,500
B&G Foods, Inc. 7.625%, 01/15/2018	575,000	603,750
Bunge Ltd. Finance Corp.
4.100%, 03/15/2016	505,000	524,736
5.100%, 07/15/2015	345,000	368,912
8.500%, 06/15/2019	890,000	1,134,323
Cargill, Inc. 6.125%, 09/15/2036 (S)	665,000	773,027
Clorox Company
5.000%, 03/01/2013	600,000	626,198
5.950%, 10/15/2017	500,000	547,646
Corp. Pesquera Inca SAC
9.000%, 02/10/2017 (S)	760,000	788,500
CVS Caremark Corp. 6.125%, 08/15/2016	515,000	602,940
CVS Caremark Corp. (6.302% to
06/01/2012, then 3 month
LIBOR + 2.065%) 06/01/2037	2,300,000	2,242,500
CVS Pass-
Through Trust 8.353%, 07/10/2031 (S)	356,501	455,291
Del Monte Foods Company
7.625%, 02/15/2019 (S)	520,000	516,100
General Mills, Inc.
5.650%, 09/10/2012	421,000	440,963
5.700%, 02/15/2017	245,000	289,354
Hypermarcas SA 6.500%, 04/20/2021 (S)	340,000	330,140
JBS Finance II, Ltd.
8.250%, 01/29/2018 (S)	1,010,000	939,300
Kraft Foods, Inc.
5.625%, 11/01/2011	28,000	28,200
6.125%, 02/01/2018	580,000	685,742
Kroger Company
6.800%, 12/15/2018	920,000	1,128,960
7.000%, 05/01/2018	580,000	713,598
Lorillard Tobacco Company
3.500%, 08/04/2016	370,000	371,054
6.875%, 05/01/2020	695,000	753,262
McCormick & Company, Inc.
5.750%, 12/15/2017	1,000,000	1,200,752
Nabisco, Inc. 7.550%, 06/15/2015	229,000	273,265
Philip Morris International, Inc.
4.875%, 05/16/2013	300,000	319,464
Reddy Ice Corp. 11.250%, 03/15/2015	1,005,000	912,038
Revlon Consumer Products Corp.
9.750%, 11/15/2015	940,000	1,001,100
Reynolds Group Issuer, Inc./Reynolds
Group Issuer LLC
7.875%, 08/15/2019 (S)	220,000	217,800
SABMiller PLC 6.500%, 07/15/2018 (S)	470,000	565,418
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)	208,000	226,696
Tesco PLC 6.150%, 11/15/2037 (S)	570,000	652,814

The accompanying notes are an integral part of the financial statements.
75

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Yankee Candle Company, Inc.
8.500%, 02/15/2015	$1,120,000	$1,106,000

		23,591,453
Energy - 5.02%
Alpha Natural Resources, Inc.
6.000%, 06/01/2019	305,000	298,138
6.250%, 06/01/2021	665,000	650,869
Anadarko Finance Company
7.500%, 05/01/2031	1,500,000	1,745,040
Anadarko Petroleum Corp.
6.450%, 09/15/2036	1,000,000	1,062,607
8.700%, 03/15/2019	500,000	644,025
Apache Corp. 6.900%, 09/15/2018	455,000	576,045
Arch Coal, Inc.
7.000%, 06/15/2019 (S)	385,000	379,225
7.250%, 06/15/2021 (S)	655,000	645,175
BJ Services Company 6.000%, 06/01/2018	880,000	1,070,668
BP Capital Markets PLC
4.750%, 03/10/2019	1,000,000	1,103,039
Cameron International Corp.
5.950%, 06/01/2041	1,177,000	1,249,516
Chesapeake Energy Corp.
6.125%, 02/15/2021	1,192,000	1,209,880
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	10,000	11,030
ConocoPhillips Canada Funding Company
5.950%, 10/15/2036	1,000,000	1,159,453
DCP Midstream LLC
9.750%, 03/15/2019 (S)	1,095,000	1,467,984
Devon Energy Corp.
4.000%, 07/15/2021	1,000,000	1,039,995
5.600%, 07/15/2041	1,500,000	1,609,823
5.625%, 01/15/2014	400,000	442,997
Devon Financing Corp. ULC
7.875%, 09/30/2031	1,060,000	1,424,312
Drummond Company, Inc.
7.375%, 02/15/2016	775,000	786,625
Duke Capital LLC 6.750%, 02/15/2032	511,000	588,460
El Paso Pipeline Partners Operating
Company LLC 6.500%, 04/01/2020	540,000	612,538
Enbridge Energy Partners LP
6.500%, 04/15/2018	600,000	698,198
7.500%, 04/15/2038	600,000	747,433
EnCana Corp. 6.500%, 08/15/2034	1,000,000	1,109,182
Energy Transfer Partners LP
4.650%, 06/01/2021	1,000,000	981,790
9.700%, 03/15/2019	655,000	827,918
Enersis SA 7.375%, 01/15/2014	12,000	13,404
Enterprise Products Operating LLC
6.125%, 10/15/2039	1,000,000	1,046,868
6.300%, 09/15/2017	820,000	962,406
6.875%, 03/01/2033	209,000	238,496
Enterprise Products Operating LLC
(7.000% to 06/01/2017, then 3 month
LIBOR + 2.778%) 06/01/2067	1,780,000	1,711,025
EV Energy Partners LP/EV Energy
Finance Corp. 8.000%, 04/15/2019 (S)	1,010,000	989,800
Hess Corp. 5.600%, 02/15/2041	1,500,000	1,545,050
Kerr-McGee Corp. 6.950%, 07/01/2024	1,855,000	2,177,560
Kinder Morgan Energy Partners LP
4.150%, 03/01/2022	1,000,000	988,570
5.800%, 03/15/2035	208,000	208,129
7.300%, 08/15/2033	212,000	245,510
7.750%, 03/15/2032	480,000	581,935

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Kinder Morgan Finance Company ULC
5.700%, 01/05/2016	$1,635,000	$1,667,700
Linn Energy LLC/Linn Energy
Finance Corp. 8.625%, 04/15/2020	495,000	529,650
Marathon Oil Corp. 6.800%, 03/15/2032	760,000	924,858
Marathon Petroleum Corp.
6.500%, 03/01/2041 (S)	615,000	666,729
MarkWest Energy Partners LP/MarkWest
Energy Finance Corp.
6.500%, 08/15/2021	1,170,000	1,193,400
McMoRan Exploration Company
11.875%, 11/15/2014	725,000	768,500
Nabors Industries, Inc.
5.000%, 09/15/2020	1,000,000	1,030,303
Nexen, Inc.
5.875%, 03/10/2035	212,000	200,156
6.400%, 05/15/2037	625,000	641,296
Niska Gas Storage US LLC/Niska Gas
Storage Canada ULC
8.875%, 03/15/2018	920,000	929,200
Noble Holding International, Ltd.
6.200%, 08/01/2040	500,000	560,145
NuStar Logistics LP 7.650%, 04/15/2018	1,110,000	1,380,657
ONEOK Partners LP 6.650%, 10/01/2036	1,245,000	1,393,644
Petro-Canada 6.050%, 05/15/2018	396,000	458,672
Precision Drilling Corp.
6.625%, 11/15/2020	695,000	703,688
Spectra Energy Capital LLC
6.200%, 04/15/2018	1,845,000	2,138,202
Suncor Energy, Inc. 6.100%, 06/01/2018	760,000	880,780
Talisman Energy, Inc. 6.250%, 02/01/2038	1,150,000	1,263,336
Texas Eastern Transmission LP
6.000%, 09/15/2017 (S)	685,000	820,329
Thermon Industries, Inc.
9.500%, 05/01/2017	106,000	111,300
TransCanada Pipelines, Ltd.
7.125%, 01/15/2019	400,000	507,716
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month
LIBOR + 2.210%) 05/15/2067	1,740,000	1,753,055
Transocean, Inc. 6.800%, 03/15/2038	2,250,000	2,454,120
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)	565,000	576,300
Valero Logistics Operations LP
6.050%, 03/15/2013	248,000	263,403
Weatherford International, Ltd.
6.500%, 08/01/2036	1,100,000	1,159,533
Williams Partners LP/Williams Partners
Finance Corp. 7.250%, 02/01/2017	1,940,000	2,325,208

		62,152,598
Financials - 18.05%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	1,015,000	969,476
Affinion Group Holdings, Inc.
11.625%, 11/15/2015	610,000	594,750
Aflac, Inc.
6.900%, 12/17/2039	590,000	590,280
8.500%, 05/15/2019	995,000	1,233,974
Alfa Bank OJSC 7.750%, 04/28/2021 (S)	375,000	365,175
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	490,000	564,793
American Express Bank FSB
6.000%, 09/13/2017	805,000	926,756

The accompanying notes are an integral part of the financial statements.
76

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
American Express Company
7.000%, 03/19/2018	$1,020,000	$1,213,431
American International Group, Inc.
6.400%, 12/15/2020	2,000,000	2,101,614
Aon Corp. 8.205%, 01/01/2027	820,000	936,133
Assurant, Inc. 5.625%, 02/15/2014	209,000	221,805
Astoria Depositor Corp., Series B
8.144%, 05/01/2021 (S)	3,335,000	3,101,550
AvalonBay Communities, Inc.
5.500%, 01/15/2012	319,000	324,146
5.700%, 03/15/2017	1,500,000	1,715,202
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%) (Q)(S)	1,175,000	904,750
AXA SA (6.463% to 12/14/2018, then
3 month LIBOR + 1.449%) (Q)(S)	1,000,000	770,000
Banco de Credito del Peru
4.750%, 03/16/2016 (S)	440,000	433,400
Banco Santander Chile
5.375%, 12/09/2014 (S)	5,000	5,341
Bank of America Corp.
3.625%, 03/17/2016	1,250,000	1,219,304
3.750%, 07/12/2016	2,500,000	2,466,525
5.000%, 05/13/2021	4,500,000	4,399,736
5.625%, 07/01/2020	1,000,000	1,011,620
5.750%, 12/01/2017	849,000	881,944
6.500%, 08/01/2016	690,000	740,130
7.625%, 06/01/2019	685,000	773,055
Bank of America NA
5.300%, 03/15/2017	320,000	313,024
6.000%, 10/15/2036	880,000	826,336
Barclays Bank PLC
5.140%, 10/14/2020	720,000	661,059
6.050%, 12/04/2017 (S)	735,000	727,060
BB&T Corp. 3.200%, 03/15/2016	500,000	510,071
BBVA Bancomer SA
6.500%, 03/10/2021 (S)	1,170,000	1,170,000
Beaver Valley II Funding
9.000%, 06/01/2017	1,481,000	1,600,221
Bosphorus Financial Services, Ltd.
2.086%, 02/15/2012 (S)	46,875	46,730
Boston Properties LP 6.250%, 01/15/2013	52,000	55,284
BPCE SA (12.500% to 09/30/2019, then
3 month LIBOR + 12.980%) (Q)(S)	645,000	676,824
Brandywine Operating Partnership LP
7.500%, 05/15/2015	870,000	994,465
BRE Properties, Inc. 5.500%, 03/15/2017	1,430,000	1,581,152
BTA Bank JSC (Recovery
Units) 07/01/2020 (I)(S)	7,264	291
Camden
Property Trust 5.000%, 06/15/2015	216,000	233,982
Capital One Financial Corp.
6.150%, 09/01/2016	1,545,000	1,660,141
6.750%, 09/15/2017	550,000	628,176
Chubb Corp. (6.375% until 04/15/2017,
then 3 month
LIBOR + 2.250%) 03/29/2067	690,000	696,900
Citigroup, Inc.
3.953%, 06/15/2016	1,500,000	1,531,832
5.375%, 08/09/2020	6,500,000	6,891,476
5.625%, 08/27/2012	219,000	223,901
5.850%, 12/11/2034	970,000	930,090
6.125%, 11/21/2017	1,785,000	1,954,000
CNA Financial Corp.
6.500%, 08/15/2016	1,630,000	1,798,283
7.250%, 11/15/2023	1,260,000	1,384,797

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
CNO Financial Group, Inc.
9.000%, 01/15/2018 (S)	$845,000	$878,800
Colonial
Properties Trust 6.250%, 06/15/2014	211,000	225,546
CommonWealth REIT
6.250%, 06/15/2017	275,000	301,545
6.650%, 01/15/2018	750,000	844,928
Corporacion Andina de Fomento
5.200%, 05/21/2013	214,000	226,729
6.875%, 03/15/2012	20,000	20,565
Credit Suisse AG (3 month
LIBOR + 0.690% to 05/15/2017, then
3 month
LIBOR + 1.690%) 05/15/2017 (Q)	1,735,000	1,378,596
Credit Suisse New York
4.375%, 08/05/2020	1,000,000	981,083
5.300%, 08/13/2019	755,000	789,477
Crown Castle Towers LLC
4.174%, 08/15/2017 (S)	2,000,000	2,075,388
4.883%, 08/15/2020 (S)	1,445,000	1,508,980
6.113%, 01/15/2020 (S)	1,045,000	1,178,922
DDR Corp. 7.500%, 04/01/2017	1,535,000	1,706,406
Developers Diversified Realty Corp.
5.375%, 10/15/2012	500,000	505,965
Dexus Property Group
7.125%, 10/15/2014 (S)	1,110,000	1,244,034
Discover Bank 7.000%, 04/15/2020	695,000	755,446
Discover Financial Services
10.250%, 07/15/2019	1,450,000	1,870,939
Dresdner Bank AG 7.250%, 09/15/2015	281,000	277,863
Duke Realty LP
6.750%, 03/15/2020	785,000	840,796
8.250%, 08/15/2019	680,000	799,656
ERP Operating LP
5.125%, 03/15/2016	1,670,000	1,823,832
5.750%, 06/15/2017	775,000	875,559
6.625%, 03/15/2012	748,000	768,935
First Tennessee Bank NA
5.050%, 01/15/2015	900,000	939,560
General Electric Capital Corp.
0.766%, 08/15/2036 (P)	1,270,000	995,624
4.375%, 09/16/2020	885,000	900,790
4.625%, 01/07/2021	2,000,000	2,059,374
5.300%, 02/11/2021	485,000	515,838
5.450%, 01/15/2013	261,000	275,667
5.625%, 05/01/2018	1,225,000	1,356,329
5.875%, 01/14/2038	985,000	1,000,851
6.000%, 08/07/2019	890,000	1,000,389
Glen Meadow Pass-Through Trust
(6.505% to 02/15/2017, then 3 month
LIBOR +2.125%) 02/12/2067 (S)	2,035,000	1,602,563
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	1,575,000	1,619,128
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)	1,065,000	1,022,088
7.628%, 06/15/2016 (S)	795,000	770,326
GTP Towers Issuer LLC
8.112%, 02/15/2015 (S)	2,120,000	2,184,152
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	470,000	518,911
Hartford Financial Services Group, Inc.
4.625%, 07/15/2013	8,000	8,203
6.100%, 10/01/2041	1,000,000	905,483
6.300%, 03/15/2018	585,000	619,351
6.625%, 03/30/2040	1,060,000	1,023,129

The accompanying notes are an integral part of the financial statements.
77

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
HBOS PLC (5.375% to 11/01/2013, then
3 month LIBOR + 1.703%) (Q)(S)	$22,000	$12,320
HCP, Inc. 3.750%, 02/01/2016	2,000,000	2,018,884
Health Care REIT, Inc.
4.700%, 09/15/2017	500,000	509,554
4.950%, 01/15/2021	905,000	885,330
5.250%, 01/15/2022	1,000,000	995,512
6.000%, 11/15/2013	215,000	230,451
6.125%, 04/15/2020	1,705,000	1,839,475
6.200%, 06/01/2016	470,000	523,263
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	1,000,000	1,008,122
6.500%, 01/17/2017	962,000	1,050,998
ICICI Bank, Ltd. 5.750%, 11/16/2020 (S)	1,080,000	1,039,923
Jefferies Group, Inc.
5.125%, 04/13/2018	1,000,000	996,020
6.875%, 04/15/2021	570,000	636,600
8.500%, 07/15/2019	1,215,000	1,465,076
JPMorgan Chase & Company
3.700%, 01/20/2015	641,000	667,487
4.250%, 10/15/2020	1,810,000	1,846,135
4.350%, 08/15/2021 (L)	5,500,000	5,667,387
5.600%, 07/15/2041	1,425,000	1,463,726
6.000%, 01/15/2018	1,910,000	2,130,882
6.300%, 04/23/2019	1,267,000	1,462,700
JPMorgan Chase & Company (7.900% to
04/30/2018, then
3 month LIBOR + 3.470%) (Q)	1,235,000	1,309,952
Kimco Realty Corp.
5.700%, 05/01/2017	690,000	759,183
6.875%, 10/01/2019	545,000	624,372
Lehman Brothers
Holdings, Inc. 01/26/2017 (H)	1,120,000	274,400
Liberty Mutual Group, Inc.
7.800%, 03/15/2037 (S)	1,870,000	1,757,800
Lincoln National Corp.
6.250%, 02/15/2020	1,000,000	1,087,340
8.750%, 07/01/2019	1,605,000	1,988,531
Lincoln National Corp. (6.050% to
04/20/17, then 3 month
LIBOR + 2.040%) 04/20/2067	1,315,000	1,163,775
Lloyds TSB Bank PLC
5.800%, 01/13/2020 (S)	270,000	270,224
6.375%, 01/21/2021	975,000	1,016,025
Lloyds TSB Group PLC (6.413% to
10/01/2035, then
3 month LIBOR + 1.496%) (H)(Q)(S)	1,585,000	903,450
Mack-Cali Realty LP 7.750%, 08/15/2019	680,000	847,501
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	655,000	643,095
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	645,000	635,142
Merrill Lynch & Company, Inc.
0.559%, 06/05/2012 (P)	472,000	465,114
6.220%, 09/15/2026	435,000	381,578
6.875%, 04/25/2018	1,745,000	1,809,453
7.750%, 05/14/2038	530,000	527,246
MetLife, Inc.
5.875%, 02/06/2041	1,000,000	1,062,656
10.750%, 08/01/2039	340,000	465,800
Metropolitan Life Global Funding I
5.125%, 04/10/2013 (S)	405,000	427,795
Morgan Stanley
0.700%, 10/18/2016 (P)	830,000	727,820
3.800%, 04/29/2016	2,000,000	1,965,136

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley (continued)
5.500%, 07/24/2020 to 07/28/2021	$4,575,000	$4,537,901
5.625%, 09/23/2019	1,000,000	1,015,410
5.750%, 01/25/2021	4,335,000	4,459,432
5.950%, 12/28/2017	290,000	299,723
6.000%, 04/28/2015	1,000,000	1,046,211
6.625%, 04/01/2018	140,000	149,883
7.300%, 05/13/2019	1,315,000	1,467,184
MPT Operating Partnership LP/MPT
Finance Corp. 6.875%, 05/01/2021 (S)	605,000	576,263
National City Bank
0.699%, 06/07/2017 (P)	1,005,000	919,564
Nationstar Mortgage/Nationstar
Capital Corp. 10.875%, 04/01/2015 (S)	1,020,000	1,020,000
Nelnet, Inc. (7.400% to 09/29/2011, then
3 month LIBOR + 3.375%) 09/29/2036	1,420,000	1,288,561
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)	873,000	874,772
Post Apartment Homes LP
4.750%, 10/15/2017	405,000	427,569
ProLogis LP
4.500%, 08/15/2017	1,250,000	1,275,044
7.625%, 08/15/2014	760,000	857,693
Prudential Financial, Inc.
4.750%, 04/01/2014	227,000	241,709
5.375%, 06/21/2020	700,000	752,649
7.375%, 06/15/2019	975,000	1,165,151
Rabobank Nederland NV (11.000% to
06/30/2019, then
3 month LIBOR + 10.868%) (Q)(S)	1,862,000	2,341,465
Realogy Corp. 7.875%, 02/15/2019 (S)	470,000	390,100
Realty Income Corp. 5.950%, 09/15/2016	560,000	624,461
Regions Financial Corp.
0.417%, 06/26/2012 (P)	575,000	562,870
7.750%, 11/10/2014	1,140,000	1,131,450
Santander Holdings USA, Inc.
4.625%, 04/19/2016	310,000	308,191
Santander Issuances SA (6.500% to
11/15/2014, then 3 month
LIBOR + 3.920%) 08/11/2019 (S)	400,000	396,584
Simon Property Group LP
5.750%, 12/01/2015	530,000	592,334
10.350%, 04/01/2019	480,000	660,806
SL Green Realty Corp./SL Green
Operating Partnership
7.750%, 03/15/2020	415,000	489,755
Standard Chartered PLC
6.400%, 09/26/2017 (S)	1,000,000	1,102,846
Symetra Financial Corp.
6.125%, 04/01/2016 (S)	350,000	372,410
Teachers Insurance & Annuity Association
of America 6.850%, 12/16/2039 (S)	1,505,000	1,783,595
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%) 02/15/2067 (S)	2,585,000	2,016,300
The Bear Stearns Companies LLC
0.509%, 11/28/2011 (P)	640,000	640,053
7.250%, 02/01/2018	1,325,000	1,563,109
The Chuo Mitsui Trust & Banking
Company, Ltd. (5.506% to 4/15/2015,
then 3 month LIBOR + 2.490%) (Q)(S)	500,000	510,000
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	2,500,000	2,500,858
5.250%, 07/27/2021	9,745,000	9,867,485
5.375%, 03/15/2020	1,800,000	1,826,888

The accompanying notes are an integral part of the financial statements.
78

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc. (continued)
5.500%, 11/15/2014	$447,000	$476,295
5.950%, 01/18/2018	750,000	797,376
6.000%, 05/01/2014	645,000	693,549
6.150%, 04/01/2018	1,830,000	1,954,339
6.450%, 05/01/2036	1,000,000	925,270
6.750%, 10/01/2037	2,420,000	2,291,145
7.500%, 02/15/2019	460,000	525,007
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	370,000	390,297
The Royal Bank of Scotland PLC
4.875%, 03/16/2015	780,000	790,296
Tomkins LLC/Tomkins, Inc.
9.000%, 10/01/2018 (S)	275,000	291,500
Transatlantic Holdings, Inc.
5.750%, 12/14/2015	575,000	614,910
Unum Group 7.125%, 09/30/2016	990,000	1,156,968
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	1,340,000	1,524,940
USB Realty Corp. (6.091% to 01/15/2012,
then 3 month LIBOR + 1.147%) (Q)(S)	825,000	635,250
Ventas Realty LP/Ventas Capital Corp.
4.750%, 06/01/2021	960,000	924,670
Vornado Realty LP 4.250%, 04/01/2015	2,500,000	2,629,778
W.R. Berkley Corp.
5.600%, 05/15/2015	795,000	844,766
6.150%, 08/15/2019	14,000	15,641
Wachovia Bank NA
5.850%, 02/01/2037	835,000	859,040
6.600%, 01/15/2038	840,000	955,573
Wachovia Corp. 5.750%, 06/15/2017	970,000	1,098,553
WCI Finance LLC/WEA Finance LLC
5.400%, 10/01/2012 (S)	610,000	633,129
5.700%, 10/01/2016 (S)	1,000,000	1,087,279
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
6.750%, 09/02/2019 (S)	575,000	651,282
Weyerhaeuser Company
7.375%, 03/15/2032	1,690,000	1,797,602
Willis Group Holdings PLC
5.750%, 03/15/2021	885,000	915,407
Willis North America, Inc.
7.000%, 09/29/2019	1,215,000	1,397,607

		223,255,712
Health Care - 1.15%
Alere, Inc.
7.875%, 02/01/2016	940,000	908,275
8.625%, 10/01/2018	465,000	446,400
Allergan, Inc. 5.750%, 04/01/2016	400,000	468,697
BioScrip, Inc. 10.250%, 10/01/2015	730,000	722,700
Catalent Pharma Solutions, Inc., PIK
9.500%, 04/15/2015	961,137	889,052
Cigna Corp. 6.150%, 11/15/2036	500,000	555,317
Cigna Corpcigna Corp.
4.500%, 03/15/2021	1,000,000	1,044,429
Community Health Systems, Inc.
8.875%, 07/15/2015	1,165,000	1,181,019
Coventry Health Care, Inc.
5.875%, 01/15/2012	225,000	228,044
6.300%, 08/15/2014	420,000	464,054
Covidien International Finance SA
6.000%, 10/15/2017	610,000	732,680
Endo Pharmaceuticals Holdings, Inc.
7.250%, 01/15/2022 (S)	950,000	969,000

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Gentiva Health Services, Inc.
11.500%, 09/01/2018	$120,000	$107,400
HCA, Inc. 7.500%, 02/15/2022	935,000	925,650
Medco Health Solutions, Inc.
7.125%, 03/15/2018	1,010,000	1,206,572
Merck & Company, Inc.
5.300%, 12/01/2013	218,000	239,680
Teva Pharmaceutical
Finance Company LLC
5.550%, 02/01/2016	170,000	195,186
6.150%, 02/01/2036	170,000	195,662
UnitedHealth Group, Inc.
4.875%, 02/15/2013	225,000	237,071
5.375%, 03/15/2016	15,000	17,316
5.800%, 03/15/2036	115,000	122,922
Valeant Pharmaceuticals International, Inc.
6.750%, 10/01/2017 (S)	185,000	172,050
6.875%, 12/01/2018 (S)	765,000	703,800
WellPoint, Inc.
5.000%, 12/15/2014	208,000	228,903
6.375%, 06/15/2037	415,000	490,044
Wyeth 5.500%, 03/15/2013	670,000	719,144

		14,171,067
Industrials - 3.14%
Aircastle, Ltd. 9.750%, 08/01/2018	530,000	557,825
America West Airlines 2000-1 Pass
Through Trust 8.057%, 07/02/2020	468,247	468,247
Asciano Finance, Ltd.
4.625%, 09/23/2020 (S)	455,000	448,853
Bombardier, Inc. 7.750%, 03/15/2020 (S)	610,000	666,425
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	870,000	1,017,562
5.500%, 03/15/2016	405,000	472,407
7.150%, 02/15/2019	450,000	576,274
Coleman Cable, Inc. 9.000%, 02/15/2018	675,000	673,313
Colt Defense LLC/Colt Finance Corp.
8.750%, 11/15/2017	640,000	412,800
Continental Airlines 1998-1 Class A Pass
Through Trust 6.648%, 09/15/2017	450,494	466,261
Continental Airlines 1999-1 Class A Pass
Through Trust 6.545%, 02/02/2019	429,359	446,534
Continental Airlines 2000-2 Class B Pass
Through Trust 8.307%, 04/02/2018	77,425	77,038
Continental Airlines 2007-1 Class A Pass
Through Trust 5.983%, 04/19/2022	1,212,182	1,230,364
Continental Airlines 2010-1 Class A Pass
Through Trust 4.750%, 01/12/2021	380,000	355,300
CSX Corp. 7.375%, 02/01/2019	727,000	915,997
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust 6.718%, 01/02/2023	1,649,111	1,628,497
Delta Air Lines 2007-1 Class A Pass
Through Trust 6.821%, 08/10/2022	1,100,475	1,122,485
Delta Air Lines 2010-1 Class A Pass
Through Trust 6.200%, 07/02/2018	320,710	330,332
Delta Air Lines 2011-1 Class A Pass
Through Trust 5.300%, 04/15/2019	580,000	565,500
Delta Air Lines, Inc.
9.500%, 09/15/2014 (S)	543,000	556,575
Ducommun, Inc. 9.750%, 07/15/2018 (S)	170,000	170,850
Eaton Corp. 4.900%, 05/15/2013	450,000	481,712
Embraer Overseas, Ltd.
6.375%, 01/15/2020	890,000	970,100
Garda World Security Corp.
9.750%, 03/15/2017 (S)	240,000	246,000

The accompanying notes are an integral part of the financial statements.
79

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
General Electric Company
5.000%, 02/01/2013	$247,000	$260,288
Huntington Ingalls Industries, Inc.
7.125%, 03/15/2021 (S)	710,000	667,400
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	650,000	656,500
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017	575,000	590,813
Masco Corp.
5.850%, 03/15/2017	705,000	701,184
7.125%, 03/15/2020	750,000	733,139
Navios Maritime Holdings, Inc./Navios
Maritime Finance II U.S., Inc.
8.125%, 02/15/2019 (S)	550,000	448,250
Navios South American
Logistics, Inc./Navios Logistics Finance
U.S., Inc. 9.250%, 04/15/2019 (S)	775,000	678,125
Northwest Airlines 2002-1 Class G-2 Pass
Through Trust 6.264%, 11/20/2021	1,207,562	1,195,486
Northwest Airlines 2007-1 Class A Pass
Through Trust 7.027%, 11/01/2019	761,200	761,200
Odebrecht Finance, Ltd.
7.000%, 04/21/2020 (S)	685,000	746,650
7.500%, 09/14/2015 (Q)(S)	160,000	160,200
Parker Hannifin Corp.
5.500%, 05/15/2018	1,000,000	1,184,781
Pentair, Inc. 5.000%, 05/15/2021	735,000	762,621
Steelcase, Inc. 6.375%, 02/15/2021	1,050,000	1,156,519
Textron, Inc. 5.600%, 12/01/2017	1,076,000	1,153,793
The Hertz Corp. 6.750%, 04/15/2019 (S)	1,505,000	1,403,413
TransDigm, Inc. 7.750%, 12/15/2018 (S)	1,195,000	1,215,913
Tutor Perini Corp. 7.625%, 11/01/2018	830,000	738,700
Tyco Electronics Group SA
6.550%, 10/01/2017	730,000	868,523
Tyco International Finance SA
8.500%, 01/15/2019	400,000	525,504
U.S. Airways 2010-1 Class A Pass
Through Trust 6.250%, 04/22/2023	905,000	882,375
Union Pacific Corp.
4.163%, 07/15/2022 (S)	686,000	726,865
United Air Lines 2007-1 Class C Pass
Through Trust, Series 2007-1, Class C
2.647%, 07/02/2014 (P)	1,333,626	1,206,931
United Air Lines 2009-1 Pass
Through Trust 10.400%, 11/01/2016	313,647	343,819
United Air Lines 2009-2A Pass
Through Trust 9.750%, 01/15/2017	991,616	1,125,485
Voto-Votorantim Overseas Trading
Operations NV 6.625%, 09/25/2019 (S)	1,070,000	1,126,175
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	1,065,000	1,114,256
Western Express, Inc.
12.500%, 04/15/2015 (S)	1,170,000	900,900

		38,893,059
Information Technology - 0.34%
Brightstar Corp. 9.500%, 12/01/2016 (S)	1,275,000	1,313,250
Equinix, Inc. 8.125%, 03/01/2018	465,000	492,900
Science Applications International Corp.
5.500%, 07/01/2033	825,000	857,550
Vangent, Inc. 9.625%, 02/15/2015	1,520,000	1,592,200

		4,255,900

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Materials - 2.56%
Alcoa, Inc.
5.400%, 04/15/2021	$670,000	$670,659
5.720%, 02/23/2019	150,000	155,371
Allegheny Technologies, Inc.
5.950%, 01/15/2021	310,000	348,134
9.375%, 06/01/2019	625,000	810,898
American Pacific Corp.
9.000%, 02/01/2015	530,000	520,725
ArcelorMittal
6.750%, 03/01/2041	660,000	628,106
9.850%, 06/01/2019	800,000	977,927
Braskem America Finance Company
7.125%, 07/22/2041 (S)	900,000	877,500
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	2,245,000	2,407,763
Building Materials Corp. of America
6.750%, 05/01/2021 (S)	560,000	536,200
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	740,000	730,680
Commercial Metals Company
7.350%, 08/15/2018	820,000	848,879
Corporacion Nacional del Cobre de Chile
5.500%, 10/15/2013 (S)	209,000	225,815
Fufeng Group, Ltd.
7.625%, 04/13/2016 (S)	890,000	818,800
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	1,950,000	2,008,613
7.250%, 06/01/2028	405,000	444,609
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)	660,000	660,000
Graphic Packaging International, Inc.
7.875%, 10/01/2018	220,000	231,000
9.500%, 06/15/2017	495,000	538,313
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	875,000	962,371
International Paper Company
9.375%, 05/15/2019	935,000	1,197,848
JMC Steel Group 8.250%, 03/15/2018 (S)	440,000	430,100
Mercer International, Inc.
9.500%, 12/01/2017	154,000	153,230
Metinvest BV 8.750%, 02/14/2018 (S)	970,000	950,600
Nalco Company 6.625%, 01/15/2019 (S)	395,000	434,500
Polymer Group, Inc.
7.750%, 02/01/2019 (S)	275,000	272,250
Pretium Packaging LLC/Pretium
Finance, Inc. 11.500%, 04/01/2016 (S)	410,000	402,825
Rain CII Carbon LLC/CII Carbon Corp.
8.000%, 12/01/2018 (S)	1,235,000	1,235,000
Rio Tinto Alcan, Inc. 5.000%, 06/01/2015	6,000	6,646
Severstal Columbus LLC
10.250%, 02/15/2018	225,000	232,875
Sterling Chemicals, Inc.
10.250%, 04/01/2015	865,000	908,250
SunCoke Energy, Inc.
7.625%, 08/01/2019 (S)	645,000	633,713
Taseko Mines, Ltd. 7.750%, 04/15/2019	320,000	303,200
Teck Resources, Ltd.
6.250%, 07/15/2041	375,000	396,284
10.750%, 05/15/2019	507,000	626,145
Temple-Inland, Inc. 6.625%, 01/15/2018	1,835,000	2,106,730
The Dow Chemical Company
4.250%, 11/15/2020	1,000,000	1,020,102
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018 (S)	370,000	337,625

The accompanying notes are an integral part of the financial statements.
80

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
U.S. Corrugated, Inc.
10.000%, 06/12/2013	$110,000	$108,900
Vale Overseas, Ltd. 6.875%, 11/10/2039	785,000	895,960
Verso Paper Holdings LLC/Verso
Paper, Inc. 8.750%, 02/01/2019	225,000	179,438
Vulcan Materials Company
7.500%, 06/15/2021 (L)	310,000	304,990
Westvaco Corp. 7.950%, 02/15/2031	1,870,000	1,996,072
Winsway Coking Coal Holding, Ltd.
8.500%, 04/08/2016 (S)	1,170,000	1,064,700

		31,600,346
Telecommunication Services - 2.00%
America Movil SAB de CV
5.000%, 03/30/2020	1,290,000	1,398,721
AT&T, Inc.
5.100%, 09/15/2014	16,000	17,685
5.350%, 09/01/2040	257,000	260,995
5.550%, 08/15/2041	4,575,000	4,805,855
5.600%, 05/15/2018	500,000	577,083
5.625%, 06/15/2016	12,000	13,697
6.300%, 01/15/2038	500,000	557,908
6.450%, 06/15/2034	580,000	655,496
Axtel SAB de CV 9.000%, 09/22/2019 (S)	400,000	381,000
BellSouth Corp.
6.000%, 11/15/2034	820,000	866,070
6.550%, 06/15/2034	420,000	472,997
British Telecommunications PLC
5.950%, 01/15/2018	10,000	11,284
CenturyLink, Inc.
6.450%, 06/15/2021	740,000	719,779
7.600%, 09/15/2039	745,000	685,189
Deutsche Telekom
International Finance BV
6.750%, 08/20/2018	870,000	1,050,004
8.750%, 06/15/2030	227,000	306,307
Embarq Corp. 7.995%, 06/01/2036	1,270,000	1,204,534
Frontier Communications Corp.
8.500%, 04/15/2020	1,205,000	1,262,238
NII Capital Corp.
8.875%, 12/15/2019	885,000	935,888
10.000%, 08/15/2016	560,000	630,000
SBA Telecommunications, Inc.
8.000%, 08/15/2016	305,000	321,013
SBA Tower Trust 5.101%, 04/15/2017 (S)	940,000	1,001,100
Singapore Telecommunications, Ltd.
6.375%, 12/01/2011 (S)	9,000	9,120
Sprint Capital Corp.
6.875%, 11/15/2028	900,000	805,500
8.375%, 03/15/2012	207,000	213,210
8.750%, 03/15/2032	685,000	702,125
Telecom Italia Capital SA
7.200%, 07/18/2036	1,610,000	1,480,561
7.721%, 06/04/2038	640,000	620,641
Verizon Communications, Inc.
6.100%, 04/15/2018	910,000	1,081,775
6.900%, 04/15/2038	450,000	547,242
Verizon of New York, Inc.
6.875%, 04/01/2012	15,000	15,503
West Corp. 11.000%, 10/15/2016	1,065,000	1,099,613

		24,710,133
Utilities - 2.80%
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)	1,215,000	1,344,458

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
American Electric Power Company, Inc.
5.250%, 06/01/2015	$210,000	$235,121
American Water Capital Corp.
6.085%, 10/15/2017	600,000	709,345
Appalachian Power Company
5.800%, 10/01/2035	39,000	41,113
7.000%, 04/01/2038	425,000	520,681
Arizona Public Service Company
5.500%, 09/01/2035	222,000	229,673
BVPS II Funding Corp.
8.890%, 06/01/2017	228,000	267,939
CenterPoint Energy Houston Electric LLC
6.950%, 03/15/2033	10,000	12,794
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021 (S)	202,000	214,085
CenterPoint Energy, Inc.
6.500%, 05/01/2018	1,000,000	1,187,323
Cia de Saneamento Basico do Estado de
Sao Paulo 6.250%, 12/16/2020 (S)	725,000	746,750
CMS Energy Corp. 6.250%, 02/01/2020	1,680,000	1,806,326
Commonwealth Edison Company
5.800%, 03/15/2018	2,235,000	2,598,161
Constellation Energy Group, Inc.
7.600%, 04/01/2032	246,000	295,597
Dominion Resources, Inc.
5.000%, 03/15/2013	575,000	610,596
5.700%, 09/17/2012	207,000	217,382
Exelon Generation Company LLC
6.250%, 10/01/2039	890,000	965,347
FirstEnergy Corp.
6.450%, 11/15/2011	9,000	9,090
7.375%, 11/15/2031	676,000	784,311
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month
LIBOR + 2.120%) 12/01/2066	1,425,000	1,360,875
Ipalco Enterprises, Inc.
5.000%, 05/01/2018 (S)	1,090,000	1,055,735
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	995,000	1,083,674
ITC Holdings Corp.
5.500%, 01/15/2020 (S)	710,000	812,877
Michigan Consolidated Gas Company
5.700%, 03/15/2033	14,000	15,390
Midwest Generation LLC, Series B
8.560%, 01/02/2016	937,721	923,656
National Grid PLC 6.300%, 08/01/2016	485,000	565,485
Nevada Power Company
6.650%, 04/01/2036	530,000	671,005
NextEra Energy Capital Holdings,
Inc.(6.350% to 10/31/2016, then
3 month LIBOR + 2.068%) 10/01/2066	650,000	620,750
NRG Energy, Inc.
7.625%, 01/15/2018 (S)	930,000	920,700
8.250%, 09/01/2020	885,000	893,850
NV Energy, Inc. 6.250%, 11/15/2020	625,000	673,075
Pacific Gas & Electric Company
8.250%, 10/15/2018	455,000	605,635
Peco Energy Company
5.350%, 03/01/2018	1,000,000	1,177,132
PNM Resources, Inc. 9.250%, 05/15/2015	1,070,000	1,193,050
PNPP II Funding Corp.
9.120%, 05/30/2016	163,000	179,647
PPL Capital Funding, Inc. (6.700% to
03/30/2017, then 3 month
LIBOR + 2.665%) 03/30/2067	1,285,000	1,240,025

The accompanying notes are an integral part of the financial statements.
81

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
PSEG Power LLC
5.000%, 04/01/2014	$214,000	$230,423
8.625%, 04/15/2031	214,000	289,025
Public Service Company of New Mexico
7.950%, 05/15/2018	1,000,000	1,136,336
Salton Sea Funding Corp., Series F
7.475%, 11/30/2018	171,337	188,148
San Diego Gas & Electric Company
6.125%, 09/15/2037	1,000,000	1,257,560
Sierra Pacific Power Company, Series M
6.000%, 05/15/2016	840,000	982,905
SPI Electricity & Gas Australia
Holdings Pty, Ltd.
6.150%, 11/15/2013 (S)	16,000	17,290
TransAlta Corp. 6.650%, 05/15/2018	580,000	675,480
Virginia Electric and Power Company
6.000%, 01/15/2036	620,000	721,704
W3A Funding Corp. 8.090%, 01/02/2017	1,311,249	1,313,308
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month
LIBOR + 2.113%) 05/15/2067	1,000,000	990,000

		34,590,832

TOTAL CORPORATE BONDS (Cost $493,516,209)		$516,025,349

CAPITAL PREFERRED SECURITIES - 1.03%
Financials - 1.03%
Allfirst Preferred
Capital Trust 1.749%, 07/15/2029 (P)	310,000	269,501
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month
LIBOR + 1.368%) 04/15/2037	1,995,000	1,850,363
MetLife Capital Trust X (9.250% to
04/08/2038 then 3 month
LIBOR + 5.540%) 04/08/2038 (S)	395,000	466,100
PNC Financial Services Group, Inc.
6.750%, 08/01/2021 (Q)	525,000	508,783
PNC Preferred Funding Trust III (8.700%
to 3/15/13, then
3 month LIBOR + 5.226%) (Q)(S)	1,820,000	1,860,477
Regions Financing Trust II (6.625% to
5/15/2027, then 3 month LIBOR
1.290%) 05/15/2047	400,000	335,000
Schwab Capital Trust I (7.500% to
11/15/2017, then 3 month
LIBOR + 2.375%) 11/15/2037	935,000	915,459
Sovereign Capital Trust VI
7.908%, 06/13/2036	1,125,000	1,141,875
State Street Capital Trust III
5.237%, 09/19/2011 (P)(Q)	1,120,000	1,120,459
State Street Capital Trust IV
1.247%, 06/15/2037 (P)	2,335,000	1,770,722
SunTrust Preferred Capital I (5.853% to
12/15/2011, then
3 month LIBOR + 0.645%) (Q)	102,000	75,863
USB Capital IX
3.500%, 10/21/2011 (P)(Q)	2,025,000	1,524,987
ZFS Finance USA Trust II (6.450% to
06/15/2016 then 3 month
LIBOR + 2.000%) 12/15/2065 (S)	960,000	940,800

		12,780,389

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $13,166,845)		$12,780,389

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CONVERTIBLE BONDS - 0.05%
Industrials - 0.02%
US Airways Group, Inc.
7.250%, 05/15/2014	$190,000	$270,750
Consumer Discretionary - 0.03%
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)	293,000	378,336

TOTAL CONVERTIBLE BONDS (Cost $503,962)		$649,086

TERM LOANS - 0.32%
Consumer Discretionary - 0.28%
CCM Merger, Inc.
7.000%, 03/01/2017	419,766	407,173
Chrysler Group LLC
6.000%, 05/24/2017	1,250,000	1,125,000
Kalispel Tribal Economic Authority
7.500%, 02/22/2017	1,400,000	1,288,000
Vertis, Inc.
11.750%, 12/31/2015	728,044	575,155

		3,395,328
Financials - 0.04%
iStar Financial, Inc.
7.000%, 06/30/2014	555,000	533,956

TOTAL TERM LOANS (Cost $4,290,424)		$3,929,284

MUNICIPAL BONDS - 0.24%
California - 0.05%
State of California 7.600%, 11/01/2040	510,000	617,625
District of Columbia - 0.10%
George Washington University
5.095%, 09/15/2032 (P)	1,155,000	1,210,925
Illinois - 0.03%
State of Illinois 5.100%, 06/01/2033	490,000	426,315
New Jersey - 0.06%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	540,000	716,969

TOTAL MUNICIPAL BONDS (Cost $2,699,460)		$2,971,834

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.29%
Commercial & Residential - 11.91%
American Home Mortgage Assets
Series 2006-6, Class A1A,
0.408%, 12/25/2046 (P)	408,866	213,295
Series 2006-6, Class XP IO,
2.481%, 12/25/2046	5,625,212	340,616
American Home Mortgage
Investment Trust, Series 2004-4,
Class 5A 2.400%, 02/25/2045 (P)	371,391	319,193
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	1,735,000	1,848,066
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	1,345,000	1,442,484
Americold LLC Trust, Series 2010-ARTA,
Class D 7.443%, 01/14/2029 (S)	1,550,000	1,522,953
Banc of America
Commercial Mortgage, Inc.
Series 2005-5, Class XC IO,
0.091%, 10/10/2045 (S)	70,200,341	259,882
Series 2005-2, Class A4,
4.783%, 07/10/2043 (P)	1,686,012	1,705,726

The accompanying notes are an integral part of the financial statements.
82

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Banc of America Commercial
Mortgage, Inc. (continued)
Series 2005-2, Class AJ,
4.953%, 07/10/2043 (P)	$50,846	$48,495
Series 2006-4, Class AM,
5.675%, 07/10/2046	1,355,000	1,275,923
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	1,825,000	1,977,785
Series 2006-2, Class AM,
5.956%, 05/10/2045 (P)	1,390,000	1,357,110
Banc of America Large Loan, Inc.
Series 2006-BIX1, Class C,
0.387%, 10/15/2019 (P)(S)	664,979	664,195
Series 2005-MIB1, Class B,
0.467%, 03/15/2022 (P)(S)	895,000	893,883
Series 2005-MIB1, Class E,
0.607%, 03/15/2022 (P)(S)	490,000	478,316
Banc of America Merrill Lynch
Commercial Mortgage, Inc.,
Series 2005-5, Class AJ
5.328%, 10/10/2045 (P)	500,000	451,087
Bear Stearns Alt-A Trust
Series 2004-12 1A1,
0.568%, 01/25/2035 (P)	1,839,267	1,604,408
Series 2005-3, Class B2,
2.506%, 04/25/2035 (P)	174,437	5,025
Bear Stearns Asset Backed
Securities, Inc., Series 2003-AC4,
Class A 5.500%, 09/25/2033	5,795	5,964
Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2005-PWR8, Class X1 IO,
0.299%, 06/11/2041 (S)	61,074,327	936,392
Series 2004-T16, Class X1 IO,
0.363%, 02/13/2046 (S)	458,457	7,046
Series 2004-PWR6, Class X1 IO,
0.371%, 11/11/2041 (S)	53,302,482	728,165
Series 2004-PWR5, Class X1 IO,
0.409%, 07/11/2042 (S)	355,254	5,965
Series 2006-T24, Class AY IO,
0.605%, 10/12/2041 (S)	21,955,456	199,948
Series 2004-PWR5, Class X2 IO,
1.001%, 07/11/2042	141,486,805	1,282,719
Series 2005-T18, Class B,
5.035%, 02/13/2042 (P)	1,472,000	1,292,151
Series 2006-PW14, Class D,
5.412%, 12/11/2038 (S)	1,075,000	483,995
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
0.428%, 12/25/2036 (P)	1,451,953	812,385
CFCRE Commercial Mortgage Trust,
Series 2011, Class C1 IO
1.691%, 04/15/2044 (S)	13,457,560	954,693
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.922%, 03/15/2049 (P)	2,250,000	2,429,435
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1,
Class C 5.399%, 07/15/2044 (P)	245,000	208,693
Commercial Mortgage Pass
Through Certificates
Series 2003-LB1A, Class A2,
4.084%, 06/10/2038	424,859	436,507

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Commercial Mortgage Pass Through
Certificates (continued)
Series 2007-C9, Class A4,
6.008%, 12/10/2049 (P)	$3,325,000	$3,636,652
Countrywide Home Loan Mortgage Pass
Through Trust, Series 2004-HYB2,
Class 4A 2.616%, 07/20/2034 (P)	800,182	741,139
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2005-C1, Class AX IO,
0.244%, 02/15/2038 (S)	76,832,224	685,574
Series 2004-C4, Class A4,
4.283%, 10/15/2039	16,746	16,794
Series 2005-C1, Class A3,
4.813%, 02/15/2038	607,723	618,783
Series 2002-CKN2, Class A3,
6.133%, 04/15/2037	125,440	126,802
Credit Suisse Mortgage Capital
Certificates, Series 2006-C1, Class A3
5.598%, 02/15/2039 (P)	2,247,903	2,356,403
DBUBS Mortgage Trust,
Series 2011-LC1A, Class A1
3.742%, 11/10/2046 (S)	2,968,550	3,020,577
Extended Stay America Trust,
Series 2010-ESHA, Class B
4.221%, 11/05/2027 (S)	2,500,000	2,439,278
First Horizon Alternative
Mortgage Securities
Series 2004-AA2, Class 2A1,
2.235%, 08/25/2034 (P)	1,302,530	1,060,788
Series 2004-AA5, Class B1,
2.353%, 12/25/2034 (P)	125,094	14,160
FREMF Mortgage Trust
Series 2011, Class K11,
4.569%, 12/25/2048 (P)(S)	875,000	757,389
Series 2011-K10, Class B,
4.756%, 11/25/2049 (P)(S)	1,055,000	929,319
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class XC IO,
0.286%, 06/10/2048 (S)	1,252,956	15,364
Series 2005-C1, Class XP IO,
0.651%, 06/10/2048	28,792,846	78,547
Series 2005-C1, Class AJ,
4.826%, 06/10/2048 (P)	1,175,000	1,051,983
Series 2005-C3, Class AJ,
5.065%, 07/10/2045 (P)	500,000	443,665
Series 2005-C2, Class C,
5.133%, 05/10/2043 (P)	43,737	37,458
Series 2002-2A, Class A3,
5.349%, 08/11/2036	164,809	168,559
Series 2001-3, Class A2,
6.070%, 06/10/2038	4,762	4,758
GMAC Mortgage Loan Trust,
Series 2004-AR2, Class 3A
3.173%, 08/19/2034 (P)	1,953,586	1,730,278
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class XC IO,
0.487%, 08/10/2042 (S)	46,495,079	722,255
Series 2002-C1, Class A2,
4.112%, 01/11/2017	17,850	17,898
Series 2007-GG9, Class C,
5.554%, 03/10/2039 (P)	730,000	379,197

The accompanying notes are an integral part of the financial statements.
83

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Greenwich Capital Commercial
Funding Corp. (continued)
Series 2006-GG7, Class AM,
6.074%, 07/10/2038 (P)	$1,360,000	$1,282,249
GS Mortgage Securities Corp. II
Series 2005-GG4, Class XC IO,
0.383%, 07/10/2039 (S)	1,810,754	31,080
Series 2010-C2, Class XA IO,
0.868%, 12/10/2043 (S)	62,146,894	1,845,887
Series 2011-GC3, Class X IO,
1.338%, 03/10/2044 (S)	24,248,755	1,443,989
Series ALF, Class XA1 IO,
3.566%, 02/10/2021 (S)	14,243,842	1,045,498
Series 2011-ALF, Class D,
4.209%, 02/10/2021 (S)	1,500,000	1,486,950
GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1,
2.722%, 09/25/2035	2,234,624	1,892,012
Series 2004-9, Class B1,
3.105%, 08/25/2034 (P)	276,166	102,104
Series 2006-AR1, Class 3A1,
5.050%, 01/25/2036 (P)	722,335	612,718
Harborview Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	7,042,027	45,421
Series 2007-3, Class ES IO,
0.350%, 05/19/2047	8,437,444	55,687
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	10,471,699	57,175
Series 2004-11, Class X1 IO,
2.119%, 01/19/2035	11,433,337	818,401
Series 2005-11, Class X IO,
2.202%, 08/19/2045	6,359,491	288,778
Series 2005-8, Class 1X IO,
2.339%, 09/19/2035	8,629,006	419,751
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.923%, 10/25/2036	27,586,828	1,338,789
Series 2005-AR18, Class 1X IO,
2.247%, 10/25/2036	20,249,862	998,521
Series 2005-AR5, Class B1,
2.617%, 05/25/2035 (P)	194,924	2,460
Series 2004-AR13, Class B1,
5.296%, 01/25/2035	174,135	15,581
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2011-C3A, Class XA IO,
1.543%, 02/16/2046 (S)	27,432,567	1,935,422
Series 2011-C4, Class XA,
1.813%, 07/15/2046 (S)	23,698,011	1,917,216
Series 2005-LDP2, Class A3,
4.697%, 07/15/2042	2,004,937	2,030,508
Series 2005-LDP2, Class A4,
4.738%, 07/15/2042	1,830,000	1,962,007
Series 2005-LDP3, Class A4B,
4.996%, 08/15/2042 (P)	2,360,000	2,331,037
Series 2005-CB11, Class A3,
5.197%, 08/12/2037	1,079,472	1,094,092
Series 2007-LDPX, Class A2S,
5.305%, 01/15/2049	670,000	674,283
Series 2005-LDP5, Class A4,
5.373%, 12/15/2044 (P)	2,025,000	2,224,388
Series 2002-C1, Class A3,
5.376%, 07/12/2037	412,719	420,198

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp. (continued)
Series 2005-LDP5, Class A3,
5.402%, 12/15/2044 (P)	$5,100,000	$5,241,280
Series 2005-PDP5, Class AM,
5.415%, 12/15/2044 (P)	2,000,000	2,033,474
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	1,670,000	1,540,351
Series 2007-CB18, Class A4,
5.440%, 06/12/2047	3,050,000	3,246,768
Series 2006-LDP8, Class A3B,
5.447%, 05/15/2045	845,000	885,145
Series 2005-LDP5, Class G,
5.528%, 12/15/2044 (P)(S)	1,000,000	667,773
Series 2006-LDP7, Class AM,
6.074%, 04/15/2045	2,630,000	2,507,208
JPMorgan Mortgage Trust,
Series 2006-A7, Class 2A5
5.275%, 01/25/2037 (P)	135,875	6,643
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class XCL IO,
0.466%, 02/15/2040 (S)	573,782	10,881
Series 2004-C1, Class XCL IO,
1.059%, 01/15/2036 (S)	22,275,305	433,522
Series 2005-C1, Class A2,
4.310%, 02/15/2030	87,809	87,932
Series 2005-C5, Class A2,
4.885%, 09/15/2030	174	174
Series 2005-C2 AJ,
5.205%, 04/15/2030	1,000,000	893,440
Series 2006-C6, Class AM,
5.413%, 09/15/2039	2,990,000	2,780,353
Series 2007-C2, Class A3,
5.430%, 02/15/2040	3,220,000	3,359,706
Series 2007-C1, Class AM,
5.455%, 02/15/2040	2,065,000	1,854,269
Series 2006-C4, Class A4,
6.067%, 06/15/2038 (P)	2,873,000	3,167,980
Series 2002-C1, Class A4,
6.462%, 03/15/2031	25,032	25,299
Master Adjustable Rate Mortgages Trust
Series 2004-8, Class 5A1,
2.635%, 08/25/2034 (P)	490,440	436,792
Series 2004-13, Class 2A1,
2.770%, 04/21/2034 (P)	689,585	647,135
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class XC IO,
0.148%, 07/12/2038 (S)	192,186,000	924,222
Series 2006-C2, Class X IO,
0.564%, 08/12/2043 (S)	19,726,825	290,142
Series 2008-C1, Class X IO,
0.679%, 02/12/2051 (S)	32,319,313	685,363
Series 2004-KEY2, Class A4,
4.864%, 08/12/2039 (P)	31,988	34,033
Series 2005-LC1, Class AJ,
5.505%, 01/12/2044 (P)	1,300,000	1,166,680
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-2,
Class A4 6.097%, 06/12/2046 (P)	2,865,000	3,172,853
MLCC Mortgage Investors, Inc.
Series 2006-3, Class 2A1,
3.377%, 10/25/2036 (P)	2,188,995	1,938,705
Series 2007-3, Class M1,
5.371%, 09/25/2037 (P)	196,371	117,367

The accompanying notes are an integral part of the financial statements.
84

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
MLCC Mortgage Investors, Inc. (continued)
Series 2007-3, Class M2,
5.371%, 09/25/2037 (P)	$115,115	$63,176
Series 2007-3, Class M3,
5.371%, 09/25/2037 (P)	47,401	20,025
Morgan Stanley Capital I
Series 2005-T17, Class X1 IO,
0.313%, 12/13/2041 (S)	1,313,405	16,158
Series 2005-IQ9, Class X1 IO,
0.361%, 07/15/2056 (S)	580,805	17,573
Series 2007-SRR3, Class A,
0.513%, 12/20/2049 (S)	1,000,000	30,000
Series 2007-SRR3, Class B,
0.613%, 12/20/2049 (S)	1,000,000	20,000
Series 2005-IQ9, Class A3,
4.540%, 07/15/2056	2,749,649	2,772,774
Series 2005-HQ6, Class A2A,
4.882%, 08/13/2042	1,040,728	1,046,409
Series 2007-IQ13, Class A4,
5.364%, 03/15/2044	2,930,000	3,100,174
Series 2005-HQ7, Class A2,
5.374%, 11/14/2042 (P)	321,233	327,075
Series 2008-HQ8, Class AM,
5.647%, 03/12/2044 (P)	2,945,000	2,918,018
Series 2006-T23, Class A4,
5.997%, 08/12/2041 (P)	630,000	701,317
Provident Funding Mortgage Loan Trust,
Series 2005-1, Class B1
2.671%, 05/25/2035 (P)	293,638	45,517
Residential Accredit Loans, Inc.
Series 2005-QO4, Class X IO,
2.512%, 12/25/2045	18,986,348	961,381
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	8,199	8,293
Sequoia Mortgage Trust, Series 2005-3,
Class A1 0.413%, 05/20/2035 (P)	4,335	3,519
Structured Asset Securities Corp.,
Series 2003-6A, Class B1
2.716%, 03/25/2033 (P)	400,178	265,735
Thornburg Mortgage Securities Trust,
Series 2004-1, Class II2A
1.764%, 03/25/2044 (P)	2,031,923	1,707,289
Timberstar Trust, Series 2006-1A, Class A
5.668%, 10/15/2036 (S)	900,000	1,005,529
Wachovia Bank
Commercial Mortgage Trust
Series 2005-C17, Class XC IO,
0.164%, 03/15/2042 (S)	69,664,551	520,952
Series 2005-C19, Class AJ,
4.793%, 05/15/2044	37,517	33,863
Series 2005-C16, Class C,
4.985%, 10/15/2041 (P)	1,700,000	1,642,472
Series 2005-C21, Class AJ,
5.381%, 10/15/2044	2,170,000	1,974,980
WaMu Commercial Mortgage
Securities Trust, Series 2007-SL3,
Class A 6.115%, 03/23/2045 (S)	422,306	419,484
WaMu Mortgage Pass
Through Certificates
Series 2005-AR6, Class B1,
0.818%, 04/25/2045 (P)	903,350	115,886
Series 2005-AR13, Class B1,
0.818%, 10/25/2045 (P)	796,205	128,819

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
WaMu Mortgage Pass Through
Certificates (continued)
Series 2005-AR19, Class B1,
0.918%, 12/25/2045 (P)	$479,824	$72,162
Series 2006-AR4, Class 1A1B,
1.192%, 05/25/2046 (P)	408,445	219,983
Series 2004-AR13, Class X IO,
1.534%, 11/25/2034	27,944,859	1,320,453
Series 2005-AR13, Class X IO,
1.615%, 10/25/2045	90,619,032	4,285,927
Series 2005-AR1, Class X IO,
1.633%, 01/25/2045	16,443,447	720,644
Series 2005-AR8, Class X IO,
1.765%, 07/25/2045	51,303,966	2,412,923
Series 2005-AR12, Class 1A2,
2.676%, 10/25/2035 (P)	386,751	366,162
Washington Mutual Mortgage Pass-
Through, Series 2005-1, Class 6A1
6.500%, 03/25/2035	13,010	12,501
Wells Fargo Mortgage
Backed Securities Trust
Series 2005-AR5, Class 1A1,
5.103%, 04/25/2035	1,955,254	1,736,141
Series 2006-AR15, Class A3,
5.352%, 10/25/2036 (P)	413,793	103,010
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA IO ,WF-RBS
Commercial Mortgage Trust
1.918%, 03/15/2044 (S)	25,934,243	2,378,767

		147,268,903
U.S. Government Agency - 1.38%
Federal Home Loan Mortgage Corp.
Series K011, Class X1 IO,
0.537%, 11/25/2020	58,467,831	1,418,739
Series K010, Class X1 IO,
0.576%, 10/25/2020	40,824,984	956,440
Series KAIV, Class X1 IO,
1.415%, 06/25/2046	27,428,092	2,382,207
Series K014, Class X1 IO,
1.455%, 04/25/2021	5,700,000	493,792
Series 3630, Class BI IO,
4.000%, 05/15/2027	596,458	49,287
Series 3623, Class LI IO,
4.500%, 01/15/2025	828,310	87,660
Series 3794, Class PI IO,
4.500%, 02/15/2038	2,477,634	361,394
Series 2005-3019, Class MD,
4.750%, 01/15/2031	109,458	110,835
Series 3581, Class IO,
6.000%, 10/15/2039	830,631	146,873
Series T-41, Class 3A,
7.010%, 07/25/2032 (P)	2,702	3,123
Federal National Mortgage Association
Series 2003-18, Class EX,
4.000%, 06/25/2017	217,737	220,849
Series 2010-14, Class AI IO,
4.000%, 08/25/2027	1,706,879	204,935
Series 2010-36, Class BI IO,
4.000%, 03/25/2028	1,817,550	233,773
Series 402, Class 4 IO,
4.000%, 10/25/2039	2,647,895	577,142
Series 402, Class 3 IO,
4.000%, 11/25/2039	1,531,254	326,253

The accompanying notes are an integral part of the financial statements.
85

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2011-41, Class KA,
4.000%, 01/25/2041	$4,297,293	$4,573,326
Series 2009-109, Class IW IO,
4.500%, 04/25/2038	1,321,816	188,647
Series 398, Class C3 IO,
4.500%, 05/25/2039	1,990,045	310,516
Series 401, Class C2 IO,
4.500%, 06/25/2039	1,326,713	226,219
Series 402, Class 7 IO,
4.500%, 11/25/2039	2,517,448	436,760
Series 2009-47, Class EI IO,
5.000%, 08/25/2019	1,268,165	145,346
Series 407, Class 21 IO,
5.000%, 01/25/2039	3,428,200	443,579
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	2,333,476	409,301
Series 2009-78, Class IB IO,
5.000%, 06/25/2039	3,048,979	474,702
Series 407, Class 15 IO,
5.000%, 01/25/2040	3,739,906	802,623
Series 407, Class 16 IO,
5.000%, 01/25/2040	972,459	211,121
Series 407, Class 17 IO,
5.000%, 01/25/2040	794,454	174,780
Series 407, Class 7 IO,
5.000%, 03/25/2041	2,610,654	500,605
Series 407, Class 8 IO,
5.000%, 03/25/2041	1,207,977	260,077
Series 2001-50, Class BA,
7.000%, 10/25/2041	763	859
Series 2002-W3, Class A5,
7.500%, 11/25/2041	23,539	27,376
Government National Mortgage
Association, Series 2010-78, Class AI
IO 4.500%, 04/20/2039	2,499,997	318,580

		17,077,719

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $167,841,806)		$164,346,622

ASSET BACKED SECURITIES - 2.78%
Aegis Asset Backed Securities Trust,
Series 2004-3, Class A1
0.578%, 09/25/2034 (P)	607,263	546,232
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	247	248
Argent Securities, Inc., Series 2004-W1,
Class M3 1.668%, 03/25/2034 (P)	7,395	2,750
Asset Backed Funding Certificates,
Series 2005-HE1, Class M1
0.638%, 03/25/2035 (P)	800,108	633,591
Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3
0.571%, 02/28/2041 (P)	895,314	776,527
Bravo Mortgage Asset Trust,
Series 2006-1A, Class A2
0.458%, 07/25/2036 (S)	1,399,994	1,103,373
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A5,
0.278%, 10/25/2036 (P)	150,115	116,787

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Carrington Mortgage Loan Trust (continued)
Series 2005-OPT2, Class M2,
0.668%, 05/25/2035 (P)	$1,090,000	$956,474
Citigroup Mortgage Loan Trust,
Series 2006-WFH3, Class A3
0.368%, 10/25/2036 (P)	1,770,803	1,605,273
Countrywide Asset-Backed Certificates,
Series 2006-3, Class 2A2
0.398%, 06/25/2036 (P)	2,341,479	1,861,359
Credit-Based Asset Servicing
and Securitization LLC
Series 2005-CB2, Class M1,
0.658%, 04/25/2036 (P)	1,910,484	1,659,649
Series 2006-MH1, Class B1,
6.250%, 10/25/2036 (S)	460,000	283,355
Crest, Ltd., Series 2002-IGA, Class A
0.703%, 07/28/2017 (P)(S)	42,408	41,499
Dillon Read CMBS CDO, Ltd.,
Series 2006-1A, Class A3
0.952%, 12/05/2046 (I)(P)(S)	975,000	10
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2,
5.261%, 04/25/2037 (S)	2,265,000	2,281,988
Series 2007-1, Class M1,
7.629%, 04/25/2037 (S)	3,085,000	3,146,700
Fremont Home Loan Trust, Series 2005-1,
Class M3 0.728%, 06/25/2035 (P)	820,000	722,881
FUEL Trust, Series 2011-1
4.207%, 04/15/2016 (S)	390,000	391,950
Leaf Capital Funding SPE A LLC
Series 2010-A, Class B,
5.210%, 12/15/2020 (S)	405,000	405,000
Series 2010-A, Class C,
7.210%, 12/15/2020 (S)	937,573	937,573
Series 2010-A, Class D,
10.210%, 12/15/2020 (S)	709,466	709,466
Series 2010-A, Class E1,
14.710%, 12/15/2020 (S)	830,951	830,951
Leaf II Receivables Funding LLC,
Series 2011-1, Class A
1.700%, 12/20/2018 (S)	920,416	899,982
LNR CDO, Ltd., Series 2006-1A,
Class BFL 0.771%, 05/28/2043 (H)(S)	700,000	7
Master Asset Backed Securities Trust,
Series 2007-HE2, Class A2
0.918%, 08/25/2037 (P)	1,552,643	1,344,812
Merrill Lynch Mortgage Investors, Inc.
Series 2005-HE2, Class A2C,
0.588%, 09/25/2036 (P)	1,415,000	1,203,283
Series 2005-WMC1, Class M1,
0.718%, 09/25/2035 (P)	838,755	759,166
N-Star Real Estate CDO, Ltd.,
Series 2006-7A, Class B
0.598%, 06/22/2051 (S)	900,000	24,750
New Century Home Equity Loan Trust
Series 2005-1, Class M1,
0.668%, 03/25/2035 (P)	840,000	551,599
Series 2005-3, Class M1,
0.698%, 07/25/2035 (P)	748,000	619,191
Novastar Home Equity Loan,
Series 2004-4, Class M3
1.298%, 03/25/2035 (P)	1,650,000	1,459,762
Park Place Securities, Inc.
Series 2005-WCH1, Class M2,
0.738%, 01/25/2036 (P)	1,890,000	1,710,777

The accompanying notes are an integral part of the financial statements.
86

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Park Place Securities, Inc. (continued)
Series 2004-WHQ2, Class M2,
0.848%, 02/25/2035 (P)	$2,180,000	$1,685,295
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF3,
4.499%, 08/25/2035	345,912	338,324
Series 2005-2, Class AF4,
4.934%, 08/25/2035	1,895,000	1,486,667
Residential Asset Securities Corp.,
Series 2005-KS4, Class M1
0.628%, 05/25/2035 (P)	2,022,240	1,790,002
Sonic Capital LLC, Series 2011-1A,
Class A2 5.438%, 05/20/2041 (S)	1,503,638	1,535,590
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.890%, 05/25/2034 (P)	21,262	21,284

TOTAL ASSET BACKED SECURITIES (Cost $38,219,383)		$34,444,127

COMMON STOCKS - 0.00%
Consumer Discretionary - 0.00%
Greektown Superholdings, Inc. (I)	166	12,367
Financials - 0.00%
BTA Bank JSC, GDR (S)	17	110

TOTAL COMMON STOCKS (Cost $18,799)		$12,477

PREFERRED SECURITIES - 0.38%
Consumer Discretionary - 0.02%
Greektown
Superholdings, Inc., Series A (I)	$3,249	$242,051
Consumer Staples - 0.04%
Ocean Spray Cranberries, Inc.,
Series A, 6.250% (S)	5,034	437,643
Energy - 0.04%
Apache Corp., Series D, 6.000% (L)	9,157	532,113
Financials - 0.28%
Ally Financial, Inc., 7.300%	28,855	622,979
Bank of America Corp.,
Series MER, 8.625%	70,775	1,783,530
Citigroup Capital XIII (7.875% to
10/30/2015, then
3 month LIBOR + 6.370%)	8,200	213,528
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	39,255	838,094

		3,458,131

TOTAL PREFERRED SECURITIES (Cost $4,927,229)		$4,669,938

SECURITIES LENDING COLLATERAL - 0.32%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	391,762	3,919,544

TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,919,508)		$3,919,544

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 11.80%
Money Market Funds - 11.80%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$146,021,472	$146,021,472

TOTAL SHORT-TERM INVESTMENTS (Cost $146,021,472)		$146,021,472

Total Investments (Active Bond Fund)
(Cost $1,312,406,293) - 108.09%		$1,337,105,583
Other assets and liabilities, net - (8.09%)		(100,079,151)

TOTAL NET ASSETS - 100.00%		$1,237,026,432

All Cap Core Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.13%
Consumer Discretionary - 12.20%
Auto Components - 0.02%
Standard Motor Products, Inc.	9,400	$123,798
Automobiles - 1.46%
Ford Motor Company (I)	790,100	8,785,912
Distributors - 0.07%
Core-Mark Holding Company, Inc. (I)	11,500	408,480
Diversified Consumer Services - 0.29%
Weight Watchers International, Inc.	29,200	1,767,184
Hotels, Restaurants & Leisure - 1.62%
Ameristar Casinos, Inc.	9,300	173,631
DineEquity, Inc. (I)	3,800	159,220
Domino’s Pizza, Inc. (I)	10,800	299,484
International Speedway Corp., Class A	6,500	163,540
Red Robin Gourmet Burgers, Inc. (I)	10,000	312,000
Wynn Resorts, Ltd.	55,800	8,633,376

		9,741,251
Household Durables - 0.37%
Blyth, Inc.	11,000	626,120
Tempur-Pedic International, Inc. (I)	27,500	1,601,600

		2,227,720
Internet & Catalog Retail - 1.59%
Netflix, Inc. (I)	1,700	399,517
priceline.com, Inc. (I)	17,000	9,133,420

		9,532,937
Leisure Equipment & Products - 0.53%
Jakks Pacific, Inc. (I)	28,600	486,200
Polaris Industries, Inc.	23,800	2,614,906
Sturm Ruger & Company, Inc.	2,400	79,848

		3,180,954
Media - 2.95%
CBS Corp., Class B	321,600	8,056,080
Comcast Corp., Class A	451,100	9,703,161

		17,759,241
Multiline Retail - 2.42%
Dillard’s, Inc., Class A (L)	141,300	6,539,364
Macy’s, Inc.	295,800	7,676,010
Tuesday Morning Corp. (I)	77,500	309,225

		14,524,599
Specialty Retail - 0.59%
Aaron’s, Inc.	11,900	317,016

The accompanying notes are an integral part of the financial statements.
87

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Foot Locker, Inc.	49,800	$1,039,326
HOT Topic, Inc.	88,200	730,296
Limited Brands, Inc.	35,700	1,347,318
Shoe Carnival, Inc. (I)	5,200	131,612

		3,565,568
Textiles, Apparel & Luxury Goods - 0.29%
VF Corp. (L)	14,700	1,720,782

		73,338,426
Consumer Staples - 6.58%
Beverages - 0.66%
Coca-Cola Enterprises, Inc.	143,400	3,960,708
Food & Staples Retailing - 1.10%
CVS Caremark Corp.	11,200	402,192
The Kroger Company	159,600	3,760,176
Whole Foods Market, Inc.	37,600	2,482,728

		6,645,096
Food Products - 1.48%
B&G Foods, Inc.	3,900	71,019
Dean Foods Company (I)	67,300	581,472
Imperial Sugar Company	4,300	38,528
Smart Balance, Inc. (I)	61,000	308,050
Smithfield Foods, Inc. (I)	67,600	1,481,792
The J.M. Smucker Company	2,800	201,852
Tyson Foods, Inc., Class A	355,100	6,203,597

		8,886,310
Household Products - 0.03%
Central Garden & Pet Company, Class A (I)	19,900	156,613
Personal Products - 1.10%
Elizabeth Arden, Inc. (I)	4,900	157,878
Herbalife, Ltd.	115,400	6,439,320

		6,597,198
Tobacco - 2.21%
Lorillard, Inc.	2,800	311,976
Philip Morris International, Inc.	187,200	12,976,704

		13,288,680

		39,534,605
Energy - 12.50%
Energy Equipment & Services - 1.14%
Complete Production Services, Inc. (I)	57,300	1,665,138
Helix Energy Solutions Group, Inc. (I)	33,400	564,126
Hercules Offshore, Inc. (I)	23,000	97,060
Mitcham Industries, Inc. (I)	4,800	80,688
Patterson-UTI Energy, Inc.	81,600	1,994,304
SEACOR Holdings, Inc.	20,100	1,783,674
Superior Energy Services, Inc. (I)	19,800	699,336

		6,884,326
Oil, Gas & Consumable Fuels - 11.36%
Anadarko Petroleum Corp.	84,900	6,261,375
Chevron Corp.	161,300	15,954,183
ConocoPhillips	170,100	11,578,707
Delek US Holdings, Inc.	5,500	81,455
Exxon Mobil Corp.	114,400	8,470,176
HollyFrontier Corp.	32,400	2,325,024
Marathon Oil Corp.	188,000	5,060,960
Marathon Petroleum Corp.	40,100	1,486,106
Stone Energy Corp. (I)	113,000	2,984,330
Tesoro Corp. (I)	262,100	6,306,126
Valero Energy Corp.	293,400	6,666,048

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
W&T Offshore, Inc. (L)	53,100	$1,121,472

		68,295,962

		75,180,288
Financials - 13.96%
Capital Markets - 1.01%
American Capital, Ltd. (I)(L)	671,634	5,849,932
Franklin Resources, Inc.	2,100	251,832

		6,101,764
Commercial Banks - 2.72%
KeyCorp	720,500	4,784,120
M&T Bank Corp.	15,000	1,141,050
Pinnacle Financial Partners, Inc. (I)	8,600	109,048
Regions Financial Corp.	561,800	2,550,572
SunTrust Banks, Inc.	220,300	4,383,970
Susquehanna Bancshares, Inc.	40,300	270,413
Zions Bancorporation (L)	177,700	3,099,088

		16,338,261
Consumer Finance - 2.70%
Capital One Financial Corp. (L)	190,500	8,772,525
Discover Financial Services	295,700	7,439,812

		16,212,337
Diversified Financial Services - 2.41%
JPMorgan Chase & Company	364,986	13,708,874
PHH Corp. (I)	24,300	460,971
The NASDAQ OMX Group, Inc. (I)	12,800	303,232

		14,473,077
Insurance - 2.95%
Allied World Assurance
Company Holdings, Ltd.	22,123	1,148,184
American International Group, Inc. (I)(L)	296,300	7,505,279
Chubb Corp.	63,100	3,905,259
Maiden Holdings, Ltd.	8,800	74,976
Reinsurance Group of America, Inc.	30,000	1,601,100
Stewart Information Services Corp.	13,000	123,890
The Travelers Companies, Inc.	67,300	3,395,958

		17,754,646
Real Estate Investment Trusts - 2.13%
American Capital Agency Corp.	57,300	1,633,623
Ashford Hospitality Trust, Inc.	146,700	1,188,269
First Industrial Realty Trust, Inc. (I)	37,800	356,832
Hospitality Properties Trust	46,700	1,096,516
Newcastle Investment Corp.	22,800	126,084
Post Properties, Inc.	5,400	225,720
Rayonier, Inc.	141,900	5,951,286
Simon Property Group, Inc.	5,400	634,500
Taubman Centers, Inc.	9,900	570,537
Vornado Realty Trust	12,100	1,039,511

		12,822,878
Thrifts & Mortgage Finance - 0.04%
Federal Agricultural Mortgage Corp., Class C	12,100	242,968

		83,945,931
Health Care - 13.99%
Biotechnology - 1.58%
Biogen Idec, Inc. (I)	87,600	8,251,920
Cephalon, Inc. (I)	15,100	1,217,664

		9,469,584
Health Care Providers & Services - 5.69%
AMERIGROUP Corp. (I)	78,000	3,858,660

The accompanying notes are an integral part of the financial statements.
88

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
CIGNA Corp.	98,200	$4,589,868
Coventry Health Care, Inc. (I)	93,727	3,081,744
Humana, Inc.	112,600	8,742,264
Kindred Healthcare, Inc. (I)	9,400	121,636
McKesson Corp.	21,200	1,694,516
UnitedHealth Group, Inc.	210,600	10,007,712
WellCare Health Plans, Inc. (I)	17,600	806,608
WellPoint, Inc.	21,100	1,335,630

		34,238,638
Pharmaceuticals - 6.72%
Bristol-Myers Squibb Company	348,100	10,355,975
Depomed, Inc. (I)	42,900	266,838
Eli Lilly & Company (L)	251,000	9,415,010
Merck & Company, Inc.	329,000	10,896,480
Par Pharmaceutical Companies, Inc. (I)	40,000	1,189,200
Pfizer, Inc.	157,500	2,989,350
Questcor Pharmaceuticals, Inc. (I)	18,200	546,910
Viropharma, Inc. (I)	232,000	4,595,920
Warner Chilcott PLC, Class A (I)	10,700	182,542

		40,438,225

		84,146,447
Industrials - 10.19%
Aerospace & Defense - 2.74%
Ceradyne, Inc. (I)	15,200	476,672
Ducommun, Inc.	2,900	53,824
General Dynamics Corp.	95,800	6,138,864
Lockheed Martin Corp. (L)	44,700	3,316,293
Northrop Grumman Corp.	119,209	6,511,196

		16,496,849
Air Freight & Logistics - 0.54%
FedEx Corp.	40,900	3,219,648
Airlines - 0.38%
Alaska Air Group, Inc. (I)	26,300	1,518,299
Skywest, Inc.	62,300	794,325

		2,312,624
Commercial Services & Supplies - 0.04%
M&F Worldwide Corp. (I)	10,700	234,330
Construction & Engineering - 1.41%
Fluor Corp.	94,600	5,744,112
KBR, Inc.	59,100	1,775,955
Layne Christensen Company (I)	10,000	280,700
MasTec, Inc. (I)	7,800	173,160
Northwest Pipe Company (I)	8,700	237,162
URS Corp. (I)	6,800	238,476

		8,449,565
Industrial Conglomerates - 1.28%
General Electric Company	242,500	3,955,175
Seaboard Corp.	33	76,197
Tyco International, Ltd.	88,500	3,679,830

		7,711,202
Machinery - 3.02%
Alamo Group, Inc.	5,500	126,115
Caterpillar, Inc.	105,200	9,573,200
Colfax Corp. (I)	3,300	82,764
Cummins, Inc.	72,400	6,727,408
Lindsay Corp.	4,700	292,340
NACCO Industries, Inc., Class A	800	61,368
Titan International, Inc. (L)	61,600	1,324,400

		18,187,595

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Road & Rail - 0.12%
AMERCO, Inc. (I)	3,600	$263,916
Avis Budget Group, Inc. (I)	33,200	436,580

		700,496
Trading Companies & Distributors - 0.66%
Aircastle, Ltd.	75,300	886,281
W.W. Grainger, Inc.	20,000	3,082,000

		3,968,281

		61,280,590
Information Technology - 18.22%
Communications Equipment - 1.45%
Comtech Telecommunications Corp.	53,300	1,483,872
EchoStar Corp., Class A (I)	47,800	1,163,930
Motorola Solutions, Inc. (I)	110,400	4,646,736
Polycom, Inc. (I)	60,600	1,442,280

		8,736,818
Computers & Peripherals - 2.37%
Apple, Inc. (I)	21,739	8,365,819
Dell, Inc. (I)	88,900	1,321,499
Imation Corp. (I)	19,800	137,412
Western Digital Corp. (I)	150,800	4,447,092

		14,271,822
Electronic Equipment, Instruments & Components - 1.62%
Anixter International, Inc.	12,300	725,823
Arrow Electronics, Inc. (I)	25,856	806,707
AVX Corp.	18,100	237,110
Brightpoint, Inc. (I)	12,100	115,313
Multi-Fineline Electronix, Inc. (I)	12,400	235,972
Tech Data Corp. (I)	84,294	3,968,562
Vishay Intertechnology, Inc. (I)	322,500	3,676,500

		9,765,987
Internet Software & Services - 1.39%
Earthlink, Inc.	33,200	245,016
IAC/InterActiveCorp (I)	194,400	7,684,632
ValueClick, Inc. (I)	27,200	416,160

		8,345,808
IT Services - 4.31%
Alliance Data Systems Corp. (I)(L)	14,600	1,363,786
Automatic Data Processing, Inc.	53,700	2,686,611
CACI International, Inc., Class A (I)	13,900	765,334
Computer Sciences Corp.	36,861	1,130,158
Fiserv, Inc. (I)	60,100	3,355,383
International Business Machines Corp.	95,606	16,435,627
Visa, Inc., Class A	1,700	149,396

		25,886,295
Semiconductors & Semiconductor Equipment - 2.86%
Altera Corp.	189,900	6,910,461
Amtech Systems, Inc. (I)	6,600	71,610
Cypress Semiconductor Corp. (I)	61,500	974,160
GT Advanced Technologies Inc. (I)(L)	267,200	3,262,512
Intel Corp.	225,900	4,547,367
Kulicke & Soffa Industries, Inc. (I)	52,500	456,750
Photronics, Inc. (I)	149,900	971,352

		17,194,212
Software - 4.22%
ACI Worldwide, Inc. (I)	4,900	146,559
Magma Design Automation, Inc. (I)	13,500	68,715
Microsoft Corp.	604,193	16,071,534
Opnet Technologies, Inc.	3,200	110,400
Oracle Corp.	276,200	7,752,934

The accompanying notes are an integral part of the financial statements.
89

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
TIBCO Software, Inc. (I)	54,300	$1,215,234

		25,365,376

		109,566,318
Materials - 5.51%
Chemicals - 3.97%
CF Industries Holdings, Inc.	39,500	7,221,390
E.I. du Pont de Nemours & Company	53,200	2,567,964
Eastman Chemical Company	45,300	3,747,669
Ferro Corp. (I)	7,100	59,427
Georgia Gulf Corp. (I)	31,000	656,890
LSB Industries, Inc. (I)	6,500	259,675
OM Group, Inc. (I)	54,800	1,733,324
PolyOne Corp.	18,600	234,918
PPG Industries, Inc.	29,400	2,251,746
Rockwood Holdings, Inc. (I)	61,200	3,121,200
The Dow Chemical Company	16,300	463,735
W.R. Grace & Company (I)	23,500	926,370
Westlake Chemical Corp.	14,200	652,490

		23,896,798
Containers & Packaging - 0.17%
Boise, Inc.	166,800	1,035,828
Metals & Mining - 0.52%
Freeport-McMoRan Copper & Gold, Inc.	66,600	3,139,524
Paper & Forest Products - 0.85%
Buckeye Technologies, Inc.	8,300	225,677
Clearwater Paper Corp. (I)	9,400	346,108
Domtar Corp.	56,200	4,513,984

		5,085,769

		33,157,919
Telecommunication Services - 3.27%
Diversified Telecommunication Services - 3.06%
AT&T, Inc.	215,900	6,148,832
Verizon Communications, Inc. (L)	339,200	12,268,864

		18,417,696
Wireless Telecommunication Services - 0.21%
Telephone & Data Systems, Inc.	37,500	961,125
USA Mobility, Inc.	19,100	289,747

		1,250,872

		19,668,568
Utilities - 2.71%
Electric Utilities - 0.73%
Duke Energy Corp.	203,200	3,842,513
FirstEnergy Corp.	13,100	579,675

		4,422,188
Independent Power Producers & Energy Traders - 0.62%
NRG Energy, Inc. (I)	159,800	3,745,712
Multi-Utilities - 1.36%
Ameren Corp.	269,400	8,152,044

		16,319,944

TOTAL COMMON STOCKS (Cost $585,098,568)		$596,139,036

SECURITIES LENDING COLLATERAL - 5.82%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	3,494,860	34,965,721

TOTAL SECURITIES LENDING
COLLATERAL (Cost $34,965,611)		$34,965,721

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 1.10%
Money Market Funds - 1.10%
State Street Institutional Liquid Reserves
Fund, 0.0984% (Y)	$6,613,652	$6,613,652

TOTAL SHORT-TERM INVESTMENTS (Cost $6,613,652)		$6,613,652

Total Investments (All Cap Core Fund)
(Cost $626,677,831) - 106.05%		$637,718,409
Other assets and liabilities, net - (6.05%)		(36,361,238)

TOTAL NET ASSETS - 100.00%		$601,357,171

All Cap Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.98%
Consumer Discretionary - 9.45%
Automobiles - 1.55%
Ford Motor Company (I)	967,975	$10,763,882
Household Durables - 1.39%
Fortune Brands, Inc.	135,667	7,749,299
Harman International Industries, Inc.	52,400	1,896,356

		9,645,655
Media - 5.36%
Omnicom Group, Inc.	293,000	11,881,150
The Interpublic Group of Companies, Inc.	1,287,923	11,114,775
The Walt Disney Company (L)	101,316	3,450,823
Time Warner, Inc.	342,400	10,840,384

		37,287,132
Multiline Retail - 0.40%
Macy’s, Inc.	107,500	2,789,625
Specialty Retail - 0.75%
Guess?, Inc. (L)	91,300	3,114,243
Penske Automotive Group, Inc. (L)	113,500	2,070,240

		5,184,483

		65,670,777
Consumer Staples - 9.34%
Beverages - 2.57%
Diageo PLC, ADR	80,500	6,460,930
PepsiCo, Inc.	53,300	3,434,119
The Coca-Cola Company	113,300	7,981,985

		17,877,034
Food & Staples Retailing - 1.49%
CVS Caremark Corp.	288,300	10,352,853
Food Products - 4.16%
Archer-Daniels-Midland Company	529,765	15,087,707
Bunge, Ltd. (L)	213,977	13,846,452

		28,934,159
Household Products - 1.12%
Colgate-Palmolive Company	86,800	7,809,396

		64,973,442
Energy - 20.39%
Energy Equipment & Services - 4.06%
Baker Hughes, Inc.	79,600	4,864,356
Gulfmark Offshore, Inc., Class A (I)	58,034	2,292,923
Halliburton Company	229,525	10,184,024
Schlumberger, Ltd.	39,000	3,046,680

The accompanying notes are an integral part of the financial statements.
90

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Superior Energy Services, Inc. (I)	97,714	$3,451,258
Tidewater, Inc. (L)	81,500	4,368,400

		28,207,641
Oil, Gas & Consumable Fuels - 16.33%
Anadarko Petroleum Corp.	201,900	14,890,125
Apache Corp.	46,727	4,816,152
Chevron Corp.	92,259	9,125,338
Consol Energy, Inc.	120,862	5,518,559
Devon Energy Corp.	99,000	6,715,170
El Paso Corp.	416,635	7,974,394
EQT Corp.	136,476	8,163,994
Exxon Mobil Corp.	385,850	28,568,334
Forest Oil Corp. (I)(L)	187,471	3,650,060
Imperial Oil, Ltd.	130,100	5,331,498
QEP Resources, Inc.	112,041	3,944,964
Range Resources Corp. (L)	122,682	7,944,886
Southwestern Energy Company (I)(L)	181,463	6,886,521

		113,529,995

		141,737,636
Financials - 16.78%
Capital Markets - 5.71%
Affiliated Managers Group, Inc. (I)(L)	63,476	5,532,568
Invesco, Ltd.	244,526	4,474,826
Lazard, Ltd., Class A	319,649	9,324,161
LPL Investment Holdings, Inc. (I)(L)	228,800	6,658,080
State Street Corp.	385,914	13,707,665

		39,697,300
Commercial Banks - 6.08%
City National Corp. (L)	105,844	4,751,337
Commerce Bancshares, Inc. (L)	91,666	3,627,224
Cullen/Frost Bankers, Inc. (L)	124,576	6,352,130
PNC Financial Services Group, Inc.	276,900	13,883,766
Signature Bank (I)(L)	71,800	3,992,798
TCF Financial Corp. (L)	70,048	731,301
U.S. Bancorp	165,500	3,841,255
Wells Fargo & Company	194,900	5,086,890

		42,266,701
Diversified Financial Services - 1.31%
JPMorgan Chase & Company	242,740	9,117,314
Insurance - 3.68%
ACE, Ltd.	53,700	3,467,946
Berkshire Hathaway, Inc., Class B (I)	153,825	11,229,225
Marsh & McLennan Companies, Inc.	365,298	10,856,657

		25,553,828

		116,635,143
Health Care - 16.88%
Biotechnology - 4.48%
Amgen, Inc.	282,788	15,667,869
Celgene Corp. (I)	234,970	13,973,666
Onyx Pharmaceuticals, Inc. (I)(L)	44,092	1,500,451

		31,141,986
Health Care Equipment & Supplies - 2.73%
Kinetic Concepts, Inc. (I)(L)	35,416	2,391,997
NuVasive, Inc. (I)(L)	243,600	5,902,428
St. Jude Medical, Inc.	94,600	4,308,084
The Cooper Companies, Inc.	16,289	1,226,073
Zimmer Holdings, Inc. (I)	90,634	5,156,168

		18,984,750

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services - 4.43%
Express Scripts, Inc. (I)	177,500	$8,331,850
Humana, Inc.	72,596	5,636,353
McKesson Corp.	96,913	7,746,256
UnitedHealth Group, Inc.	191,019	9,077,223

		30,791,682
Life Sciences Tools & Services - 2.25%
Charles River
Laboratories International, Inc. (I)(L)	185,552	6,145,482
Thermo Fisher Scientific, Inc. (I)	172,660	9,484,214

		15,629,696
Pharmaceuticals - 2.99%
Merck & Company, Inc.	49,900	1,652,688
Teva Pharmaceutical Industries, Ltd., ADR	212,727	8,798,389
Warner Chilcott PLC, Class A	333,926	5,696,778
Watson Pharmaceuticals, Inc. (I)(L)	69,562	4,669,001

		20,816,856

		117,364,970
Industrials - 10.29%
Aerospace & Defense - 3.65%
Goodrich Corp.	67,903	6,055,590
Rockwell Collins, Inc. (L)	155,900	7,866,714
United Technologies Corp.	154,326	11,458,706

		25,381,010
Airlines - 0.44%
Southwest Airlines Company (L)	357,800	3,084,236
Machinery - 5.78%
Dover Corp.	140,700	8,093,064
Eaton Corp.	101,396	4,354,958
Kennametal, Inc. (L)	104,920	3,867,351
Pall Corp.	110,680	5,659,068
Parker Hannifin Corp.	48,425	3,555,848
Robbins & Myers, Inc.	16,114	774,278
SPX Corp.	72,000	4,096,080
Trinity Industries, Inc. (L)	277,781	7,655,644
WABCO Holdings, Inc. (I)	45,667	2,130,366

		40,186,657
Road & Rail - 0.42%
Kansas City Southern (I)(L)	53,734	2,910,233

		71,562,136
Information Technology - 5.72%
Computers & Peripherals - 0.35%
EMC Corp. (I)	108,200	2,444,238
Electronic Equipment, Instruments & Components - 0.74%
Anixter International, Inc. (L)	67,100	3,959,571
FLIR Systems, Inc.	45,322	1,172,480

		5,132,051
IT Services - 1.80%
Accenture PLC, Class A	43,715	2,342,687
Booz Allen Hamilton Holding Corp. (I)	151,700	2,433,268
MasterCard, Inc., Class A	15,770	5,199,527
The Western Union Company	153,378	2,533,805

		12,509,287
Office Electronics - 0.09%
Zebra Technologies Corp., Class A (I)	18,665	670,633
Semiconductors & Semiconductor Equipment - 1.33%
Intel Corp.	205,559	4,137,903

The accompanying notes are an integral part of the financial statements.
91

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc. (L)	195,500	$5,124,055

		9,261,958
Software - 1.41%
Adobe Systems, Inc. (I)	231,732	5,848,916
Intuit, Inc. (I)	79,700	3,931,601

		9,780,517

		39,798,684
Materials - 8.49%
Chemicals - 4.08%
Air Products & Chemicals, Inc.	89,500	7,327,365
LyondellBasell Industries NV, Class A	177,800	6,160,770
PPG Industries, Inc.	38,735	2,966,714
Sigma-Aldrich Corp.	31,756	2,044,769
The Mosaic Company	138,500	9,851,505

		28,351,123
Containers & Packaging - 0.30%
Greif, Inc., Class A	36,800	2,055,648
Metals & Mining - 3.52%
Barrick Gold Corp.	320,449	16,262,786
Carpenter Technology Corp. (L)	49,210	2,483,629
Reliance Steel & Aluminum Company	138,332	5,732,478

		24,478,893
Paper & Forest Products - 0.59%
International Paper Company	151,746	4,119,904

		59,005,568
Utilities - 1.64%
Electric Utilities - 1.64%
NextEra Energy, Inc.	201,240	11,414,333

TOTAL COMMON STOCKS (Cost $658,861,281)		$688,162,689

SECURITIES LENDING COLLATERAL - 10.43%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	7,246,509	72,500,602

TOTAL SECURITIES LENDING
COLLATERAL (Cost $72,501,790)		$72,500,602

Total Investments (All Cap Value Fund)
(Cost $731,363,071) - 109.41%		$760,663,291
Other assets and liabilities, net - (9.41%)		(65,439,962)

TOTAL NET ASSETS - 100.00%		$695,223,329

Alpha Opportunities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 93.03%
Consumer Discretionary - 15.56%
Auto Components - 1.06%
Dana Holding Corp. (I)	114,280	$1,457,070
Johnson Controls, Inc.	240,740	7,674,791
Modine Manufacturing Company (I)	404,392	4,658,596
SAF-Holland SA (I)	115,555	738,392
Stoneridge, Inc. (I)	224,580	1,789,903

		16,318,752

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles - 0.34%
Fiat SpA	164,137	$1,020,964
Harley-Davidson, Inc. (L)	84,435	3,264,257
Hyundai Motor Company, Ltd.	4,850	929,135

		5,214,356
Distributors - 0.05%
Jardine Cycle and Carriage, Ltd.	21,750	812,137
Diversified Consumer Services - 0.87%
Estacio Participacoes SA	222,040	2,537,162
Weight Watchers International, Inc.	177,620	10,749,562

		13,286,724
Hotels, Restaurants & Leisure - 0.78%
McDonald’s Corp.	51,550	4,663,213
Sonic Corp. (I)(L)	458,165	4,247,190
Starbucks Corp.	54,630	2,109,811
Wynn Macau, Ltd.	272,490	879,471

		11,899,685
Household Durables - 2.45%
Furniture Brands International, Inc. (I)	310,808	873,370
KB Home (L)	436,500	2,876,535
Lennar Corp., Class A (L)	241,400	3,548,580
NVR, Inc. (I)	9,505	6,049,933
PDG Realty SA Empreendimentos
e Participacoes	166,377	818,350
Pulte Group, Inc. (I)(L)	2,163,420	10,384,416
SodasStream International, Ltd. (I)(L)	121,280	4,299,376
Tempur-Pedic International, Inc. (I)(L)	149,750	8,721,440

		37,572,000
Internet & Catalog Retail - 1.02%
Amazon.com, Inc. (I)(L)	31,230	6,723,507
Blue Nile, Inc. (I)(L)	36,850	1,430,886
Netflix, Inc. (I)(L)	15,690	3,687,307
priceline.com, Inc. (I)(L)	6,960	3,739,330

		15,581,030
Leisure Equipment & Products - 1.33%
Brunswick Corp. (L)	633,699	10,069,477
Hasbro, Inc.	72,635	2,813,880
Mattel, Inc.	281,649	7,567,909

		20,451,266
Media - 2.22%
Comcast Corp., Class A	510,988	10,991,352
Comcast Corp., Special Class A	413,680	8,753,469
DIRECTV, Class A (I)	28,790	1,265,896
Sirius XM Radio, Inc. (I)	400,000	720,000
The Walt Disney Company (L)	363,140	12,368,548

		34,099,265
Multiline Retail - 0.83%
Golden Eagle Retail Group, Ltd.	327,100	827,415
Maoye International Holdings, Ltd.	2,335,370	747,363
Target Corp.	214,912	11,104,503

		12,679,281
Specialty Retail - 3.06%
Advance Auto Parts, Inc. (L)	32,945	2,000,420
AutoNation, Inc. (I)(L)	14,200	573,396
Belle International Holdings, Ltd.	493,190	1,017,392
CarMax, Inc. (I)	20,560	577,942
Express, Inc.	278,470	5,315,992
Home Depot, Inc.	196,411	6,556,199
Lowe’s Companies, Inc.	708,450	14,119,409
Monro Muffler Brake, Inc. (L)	37,635	1,487,712

The accompanying notes are an integral part of the financial statements.
92

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Ross Stores, Inc.	86,300	$6,604,108
Staples, Inc.	247,590	3,649,477
Talbots, Inc. (I)(L)	1,105,260	3,249,464
Ulta Salon Cosmetics & Fragrance, Inc. (I)(L)	29,130	1,721,000

		46,872,511
Textiles, Apparel & Luxury Goods - 1.55%
Coach, Inc.	105,700	5,942,454
Crocs, Inc. (I)	38,380	1,050,077
Hanesbrands, Inc. (I)(L)	476,760	13,616,266
K-Swiss, Inc., Class A (I)(L)	54,695	292,071
Lululemon Athletica, Inc. (I)	38,980	2,133,375
Pandora A/S (L)	81,590	731,435

		23,765,678

		238,552,685
Consumer Staples - 9.14%
Beverages - 1.79%
Anheuser-Busch InBev NV	35,539	1,962,218
Molson Coors Brewing Company, Class B	126,790	5,547,063
PepsiCo, Inc.	250,825	16,160,655
Primo Water Corp. (I)	204,530	1,446,027
The Coca-Cola Company	32,200	2,268,490

		27,384,453
Food & Staples Retailing - 1.11%
CVS Caremark Corp.	262,274	9,418,259
Sysco Corp. (L)	273,904	7,650,139

		17,068,398
Food Products - 5.11%
Asian Bamboo AG (L)	75,558	1,655,914
China Agri-Industries Holdings, Ltd.	2,128,156	1,990,343
China Green Holdings, Ltd. (L)	2,530,770	888,271
China Minzhong Food Corp. Ltd. (I)	1,757,310	1,790,037
Danone SA	82,022	5,596,574
General Mills, Inc. (L)	128,748	4,880,837
Green Mountain Coffee Roasters, Inc. (I)	252,670	26,464,656
Kraft Foods, Inc., Class A	424,970	14,882,449
Mead Johnson Nutrition Company	16,100	1,147,125
PureCircle, Ltd. (I)(L)	1,470,654	2,003,412
Smithfield Foods, Inc. (I)(L)	290,710	6,372,363
Unilever NV	91,608	3,100,226
Unilever NV - NY Shares	222,210	7,555,140

		78,327,347
Household Products - 0.54%
Colgate-Palmolive Company	92,246	8,299,373
Tobacco - 0.59%
Philip Morris International, Inc.	130,500	9,046,260

		140,125,831
Energy - 8.35%
Energy Equipment & Services - 0.43%
Ensco International PLC, ADR	53,540	2,583,840
Hornbeck Offshore Services, Inc. (I)(L)	51,070	1,245,087
Petroleum Geo-Services ASA (I)	210,410	2,650,295

		6,479,222
Oil, Gas & Consumable Fuels - 7.92%
Alpha Natural Resources, Inc. (I)	83,401	2,758,071
Anadarko Petroleum Corp.	214,934	15,851,383
BG Group PLC (I)	444,748	9,612,702
Bumi PLC (I)	114,488	1,802,569
Bumi Resources Tbk PT	4,690,960	1,447,342
Cabot Oil & Gas Corp.	36,500	2,768,890

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Cheniere Energy, Inc. (I)(L)	229,310	$1,777,153
Chesapeake Energy Corp. (L)	236,029	7,644,979
Chevron Corp.	57,000	5,637,870
Cobalt International Energy, Inc. (I)	435,742	4,213,625
ConocoPhillips	29,900	2,035,293
Consol Energy, Inc.	82,130	3,750,056
EOG Resources, Inc.	23,630	2,187,902
Exxon Mobil Corp.	66,050	4,890,342
Gazprom OAO, ADR	269,384	3,273,016
Inpex Corp.	181	1,226,892
James River Coal Company (I)(L)	110,120	1,191,498
Karoon Gas Australia, Ltd. (I)	504,224	1,845,444
KiOR, Inc., Class A (I)(L)	77,921	1,075,310
Occidental Petroleum Corp.	168,681	14,631,390
Paladin Resources, Ltd. (I)	446,314	1,001,819
Petroleo Brasileiro SA, ADR	355,006	10,312,924
Range Resources Corp. (L)	12,630	817,919
Rosetta Resources, Inc. (I)(L)	49,160	2,258,902
Royal Dutch Shell PLC, ADR, Class B	75,600	5,101,488
Statoil ASA, ADR (L)	217,660	5,243,429
Uranium One, Inc. (L)	482,010	1,319,092
Vallares PLC (I)	289,222	4,636,152
Venoco, Inc. (I)	96,353	1,115,768

		121,429,220

		127,908,442
Financials - 9.19%
Capital Markets - 1.85%
BlackRock, Inc.	41,030	6,759,693
CETIP SA - Balcao Organizado de Ativos
e Derivativos	83,210	1,301,545
Credit Suisse Group AG (I)	21,543	613,851
GAM Holding, Ltd. (I)	62,532	925,323
Greenhill & Company, Inc.	75,415	2,679,495
Invesco, Ltd.	247,890	4,536,387
Matsui Securities Company, Ltd.	437,070	2,016,329
SEI Investments Company	284,460	4,867,111
T. Rowe Price Group, Inc. (L)	57,210	3,059,591
UBS AG (Swiss Exchange) (I)	112,235	1,616,938

		28,376,263
Commercial Banks - 3.43%
Barclays PLC	792,860	2,186,052
BNP Paribas	41,860	2,150,011
Cullen/Frost Bankers, Inc.	104,895	5,348,596
First Republic Bank (I)	80,800	2,060,400
M&T Bank Corp.	83,285	6,335,490
Mitsubishi UFJ Financial Group	333,350	1,508,549
PNC Financial Services Group, Inc.	84,863	4,255,031
U.S. Bancorp	197,300	4,579,333
Wells Fargo & Company	923,290	24,097,869

		52,521,331
Consumer Finance - 0.15%
Acom Company, Ltd. (I)(L)	133,120	2,362,069
Diversified Financial Services - 1.99%
Bank of America Corp.	326,194	2,665,005
ING Groep NV (I)	272,585	2,376,458
JPMorgan Chase & Company	293,506	11,024,085
Justice Holdings, Ltd. (I)	385,497	6,008,075
PHH Corp. (I)(L)	222,860	4,227,654
The NASDAQ OMX Group, Inc. (I)	177,220	4,198,342

		30,499,619

The accompanying notes are an integral part of the financial statements.
93

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 1.59%
ACE, Ltd.	85,415	$5,516,101
Ageas	1,760,193	3,521,228
Genworth Financial, Inc., Class A (I)	165,460	1,143,329
Marsh & McLennan Companies, Inc.	290,800	8,642,576
Unum Group (L)	236,400	5,564,856

		24,388,090
Real Estate Management & Development - 0.06%
Daito Trust Construction Company, Ltd.	6,750	626,688
Wheelock and Company, Ltd.	94,110	332,976

		959,664
Thrifts & Mortgage Finance - 0.12%
Radian Group, Inc. (L)	539,258	1,795,729

		140,902,765
Health Care - 11.11%
Biotechnology - 1.25%
Amgen, Inc.	127,500	7,064,138
Biogen Idec, Inc. (I)	11,150	1,050,330
Celgene Corp. (I)	86,560	5,147,723
Novavax, Inc. (I)(L)	1,258,278	2,321,523
Regeneron Pharmaceuticals, Inc. (I)(L)	59,010	3,483,360

		19,067,074
Health Care Equipment & Supplies - 3.33%
Edwards Lifesciences Corp. (I)(L)	140,200	10,578,090
Gen-Probe, Inc. (I)(L)	186,900	11,208,393
Hansen Medical, Inc. (I)(L)	198,850	749,665
Hologic, Inc. (I)	616,420	10,257,229
Intuitive Surgical, Inc. (I)	12,830	4,892,721
Medtronic, Inc.	343,677	12,052,752
Zoll Medical Corp. (I)	28,670	1,280,976

		51,019,826
Health Care Providers & Services - 2.61%
Catalyst Health Solutions, Inc. (I)	133,080	7,149,058
CIGNA Corp.	176,910	8,268,773
Express Scripts, Inc. (I)	152,610	7,163,513
UnitedHealth Group, Inc.	366,114	17,397,737

		39,979,081
Health Care Technology - 0.69%
Careview Communications, Inc. (I)(L)	1,467,370	2,113,013
SXC Health Solutions Corp. (I)	154,484	8,448,730

		10,561,743
Life Sciences Tools & Services - 0.99%
Agilent Technologies, Inc. (I)	175,600	6,474,372
Life Technologies Corp. (I)	34,000	1,428,000
Pharmaceutical Product Development, Inc.	232,250	7,311,230

		15,213,602
Pharmaceuticals - 2.24%
AstraZeneca PLC, ADR (L)	59,200	2,807,264
Eisai Company, Ltd.	33,950	1,445,557
Elan Corp. PLC, ADR (I)	252,672	2,696,010
Eli Lilly & Company	34,260	1,285,093
Forest Laboratories, Inc. (I)	23,450	802,928
Johnson & Johnson	92,103	6,060,377
Merck & Company, Inc.	165,721	5,488,680
Pfizer, Inc.	527,529	10,012,500
Simcere Pharmaceutical Group (I)(L)	75,850	675,065
UCB SA	45,492	2,035,160

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
United Laboratories, Ltd.	1,129,420	$1,080,600

		34,389,234

		170,230,560
Industrials - 10.78%
Aerospace & Defense - 3.69%
BE Aerospace, Inc. (I)	150,380	5,237,735
DigitalGlobe, Inc. (I)	304,700	6,904,502
Esterline Technologies Corp. (I)	43,250	3,256,293
General Dynamics Corp.	194,482	12,462,407
Goodrich Corp.	25,050	2,233,959
Honeywell International, Inc.	41,100	1,964,991
Northrop Grumman Corp.	158,134	8,637,279
Rockwell Collins, Inc.	68,410	3,451,969
Safran SA	167,225	6,489,448
TransDigm Group, Inc. (I)	47,210	4,336,711
Triumph Group, Inc.	31,000	1,623,780

		56,599,074
Air Freight & Logistics - 0.76%
United Parcel Service, Inc., Class B	173,590	11,698,230
Airlines - 0.90%
AirAsia BHD	1,778,937	2,002,888
Cathay Pacific Airways, Ltd.	685,820	1,392,623
Copa Holdings SA, Class A	39,660	2,741,299
Delta Air Lines, Inc. (I)	1,011,807	7,618,907

		13,755,717
Building Products - 0.31%
Lennox International, Inc.	149,110	4,655,214
Commercial Services & Supplies - 0.69%
Corrections Corp. of America (I)(L)	180,450	4,094,411
Ritchie Brothers Auctioneers, Inc. (L)	65,590	1,507,914
Sykes Enterprises, Inc. (I)	125,910	1,970,492
The Geo Group, Inc. (I)(L)	141,370	3,035,214

		10,608,031
Construction & Engineering - 0.75%
Aecom Technology Corp. (I)	361,710	8,218,051
Jacobs Engineering Group, Inc. (I)(L)	89,455	3,331,304

		11,549,355
Industrial Conglomerates - 0.82%
3M Company	83,204	6,904,268
Tyco International, Ltd.	136,550	5,677,749

		12,582,017
Machinery - 1.96%
Chart Industries, Inc. (I)(L)	65,650	3,104,589
Fiat Industrial SpA (I)	134,624	1,308,630
IDEX Corp.	78,200	2,907,476
Illinois Tool Works, Inc.	128,600	5,985,044
Meritor, Inc. (I)(L)	172,523	1,457,819
Navistar International Corp. (I)	48,570	2,010,798
PACCAR, Inc. (L)	140,190	5,275,350
Pall Corp.	11,210	573,167
Stanley Black & Decker, Inc.	101,020	6,261,220
United Tractors Tbk PT	425,152	1,212,169

		30,096,262
Road & Rail - 0.30%
Con-way, Inc.	26,370	674,808
Hertz Global Holdings, Inc. (I)(L)	115,160	1,289,792
J.B. Hunt Transport Services, Inc. (L)	63,840	2,565,730

		4,530,330

The accompanying notes are an integral part of the financial statements.
94

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors - 0.60%
MSC Industrial Direct
Company, Inc., Class A (L)	78,240	$4,825,061
Samsung C&T Corp.	8,262	594,904
United Rentals, Inc. (I)(L)	225,770	3,765,844

		9,185,809

		165,260,039
Information Technology - 18.72%
Communications Equipment - 2.74%
Acme Packet, Inc. (I)	58,410	2,750,527
Alcatel-Lucent, ADR (I)	393,000	1,438,380
Cisco Systems, Inc.	680,063	10,663,388
F5 Networks, Inc. (I)	14,900	1,216,138
Finisar Corp. (I)(L)	116,060	2,142,468
HTC Corp.	46,592	1,223,442
HUGHES Telematics, Inc. (I)(L)	28,605	120,141
JDS Uniphase Corp. (I)(L)	190,030	2,464,689
Juniper Networks, Inc. (I)	132,210	2,767,155
Polycom, Inc. (I)	433,410	10,315,158
QUALCOMM, Inc.	108,560	5,586,498
Research In Motion, Ltd. (I)	39,600	1,286,604

		41,974,588
Computers & Peripherals - 2.89%
Apple, Inc. (I)	80,427	30,950,722
EMC Corp. (I)	588,180	13,286,986

		44,237,708
Electronic Equipment, Instruments & Components - 0.55%
Avnet, Inc. (I)	56,195	1,474,557
Hollysys Automation Technologies, Ltd. (I)(L)	113,870	650,198
Hon Hai Precision Industry Company, Ltd.	369,854	939,502
Jabil Circuit, Inc.	317,190	5,344,652

		8,408,909
Internet Software & Services - 2.70%
Baidu, Inc., ADR (I)	12,090	1,762,480
Dena Company, Ltd.	29,330	1,522,759
eBay, Inc. (I)	862,247	26,617,565
Google, Inc., Class A (I)	11,215	6,066,866
KIT Digital, Inc. (I)(L)	465,418	5,152,177
Support.com, Inc. (I)	107,473	267,608

		41,389,455
IT Services - 2.53%
Automatic Data Processing, Inc.	169,713	8,490,741
Gartner, Inc. (I)(L)	90,735	3,231,981
MasterCard, Inc., Class A	8,500	2,802,535
Sapient Corp. (L)	196,325	2,106,567
Teradata Corp. (I)(L)	63,020	3,299,727
The Western Union Company	1,141,548	18,858,373

		38,789,924
Semiconductors & Semiconductor Equipment - 3.45%
Altera Corp.	117,190	4,264,544
Analog Devices, Inc.	112,700	3,721,354
ARM Holdings PLC	555,713	5,115,170
Avago Technologies, Ltd.	248,790	8,237,437
Cavium Inc. (I)(L)	52,790	1,699,310
GT Advanced Technologies Inc. (I)(L)	93,290	1,139,071
Intel Corp.	157,700	3,174,501
Maxim Integrated Products, Inc.	163,300	3,764,065
Micron Technology, Inc. (I)(L)	276,557	1,634,452
Microsemi Corp. (I)	120,660	1,873,850
NVIDIA Corp. (I)(L)	166,550	2,216,781
Samsung Electronics Company, Ltd.	2,322	1,628,331

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc. (I)	542,340	$11,188,474
Xilinx, Inc. (L)	103,300	3,216,762

		52,874,102
Software - 3.86%
ANSYS, Inc. (I)(L)	20,535	1,108,479
Ariba, Inc. (I)	84,890	2,303,066
BMC Software, Inc. (I)	13,850	562,449
Cadence Design Systems, Inc. (I)(L)	1,129,110	10,432,976
Citrix Systems, Inc. (I)	35,680	2,156,142
FactSet Research Systems, Inc. (L)	17,930	1,576,047
Glu Mobile Inc. (I)(L)	485,970	1,482,209
Microsoft Corp.	472,342	12,564,297
MicroStrategy, Inc., Class A (I)	28,950	3,557,376
Oracle Corp.	231,900	6,509,433
Perfect World Company, Ltd. (I)	63,220	1,357,333
Rovi Corp. (I)	63,390	3,099,137
TIBCO Software, Inc. (I)	251,320	5,624,542
TiVo, Inc. (I)(L)	212,775	2,255,415
VMware, Inc., Class A (I)(L)	49,380	4,659,497

		59,248,398

		286,923,084
Materials - 8.82%
Chemicals - 3.61%
Agrium, Inc.	42,000	3,601,716
Celanese Corp., Series A	44,760	2,104,168
CF Industries Holdings, Inc. (L)	35,220	6,438,920
Huabao International Holdings, Ltd.	1,676,580	1,301,284
Methanex Corp.	93,391	2,430,034
Potash Corp. of Saskatchewan, Inc.	19,200	1,113,216
Praxair, Inc.	50,580	4,981,624
The Mosaic Company	413,600	29,419,368
The Sherwin-Williams Company	51,140	3,873,344

		55,263,674
Construction Materials - 0.05%
Anhui Conch Cement Company, Ltd.	192,550	805,855
Containers & Packaging - 0.37%
Graphic Packaging Holding Company (I)	533,170	2,244,646
Owens-Illinois, Inc. (I)	83,909	1,589,236
Silgan Holdings, Inc.	49,605	1,881,518

		5,715,400
Metals & Mining - 4.53%
Allied Nevada Gold Corp. (I)(L)	85,950	3,569,504
AngloGold Ashanti, Ltd., ADR (L)	83,720	3,755,679
Aurico Gold Incaurico Gold Inc (I)	200,040	2,342,468
CGA Mining, Ltd. (I)	668,768	1,973,593
China Metal Recycling Holdings, Ltd.	1,623,810	1,957,522
Detour Gold Corp. (I)	158,040	5,929,122
Eldorado Gold Corp.	55,100	1,094,286
Fortescue Metals Group, Ltd.	267,840	1,745,984
Franco-Nevada Corp.	66,940	2,883,895
Fresnillo PLC	162,928	5,552,080
Glencore International PLC	400,600	2,732,661
Goldcorp, Inc.	138,540	7,192,997
Iluka Resources, Ltd.	227,936	4,039,092
Ivanhoe Mines, Ltd. (I)	50,230	1,154,577
Kenmare Resources PLC (I)	1,841,036	1,363,854
Molycorp, Inc. (I)(L)	14,450	816,714
Mongolian Mining Corp. (I)	772,970	857,451
New Gold, Inc. (I)	247,820	3,362,917
Newmont Mining Corp.	74,320	4,653,918
Nucor Corp.	65,700	2,370,456

The accompanying notes are an integral part of the financial statements.
95

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Royal Gold, Inc. (L)	41,300	$3,166,884
Sandstorm Gold Ltd. (I)	585,810	861,397
Silver Wheaton Corp.	114,960	4,554,715
Sumitomo Metal Industries, Ltd.	743,660	1,559,763

		69,491,529
Paper & Forest Products - 0.26%
Louisiana-Pacific Corp. (I)(L)	243,703	1,625,499
Norbord, Inc. (I)	210,455	2,254,338
Sino-Forest Corp. (I)(L)	157,965	108,571

		3,988,408

		135,264,866
Telecommunication Services - 0.46%
Diversified Telecommunication Services - 0.28%
AT&T, Inc.	150,100	4,274,835
Wireless Telecommunication Services - 0.18%
American Tower Corp., Class A (I)	52,665	2,836,537

		7,111,372
Utilities - 0.90%
Electric Utilities - 0.16%
Okinawa Electric Power Company, Inc.	15,440	729,864
Southern Company	41,100	1,699,896

		2,429,760
Gas Utilities - 0.36%
UGI Corp.	187,950	5,593,392
Independent Power Producers & Energy Traders - 0.18%
NRG Energy, Inc. (I)(L)	114,525	2,684,466
Multi-Utilities - 0.20%
Consolidated Edison, Inc.	27,900	1,568,259
Dominion Resources, Inc.	30,700	1,496,318

		3,064,577

		13,772,195

TOTAL COMMON STOCKS (Cost $1,470,551,364)		$1,426,051,839

PREFERRED SECURITIES - 0.08%
Consumer Staples - 0.08%
Companhia de Bebidas das Americas, ADR	$35,800	$1,275,912
Financials - 0.00%
Banco do Estado do Rio Grande do Sul SA	2,510	27,719

TOTAL PREFERRED SECURITIES (Cost $1,233,741)		$1,303,631

SECURITIES LENDING COLLATERAL - 12.66%
Securities Lending Collateral - 12.66%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	$19,401,419	194,109,259

TOTAL SECURITIES LENDING
COLLATERAL (Cost $194,131,277)		$194,109,259

Alpha Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 7.05%
Repurchase Agreement - 7.05%
Deutsche Bank Securities Tri-Party
Repurchase Agreement dated 8/31/2011 at
0.060% to be repurchased at $108,000,180
on 9/1/2011 collateralized by $56,485,327
Federal Home Loan Mortgage Corporation,
4.000% due 05/01/2039 (valued at
$56,666,065 including interest) and
$53,255,882 Federal National Mortgage
Association, 6.000% due 11/01/35 (valued at
$53,493,965, including interest)	$108,000,000	$108,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $108,000,000)		$108,000,000

Total Investments (Alpha Opportunities Fund)
(Cost $1,773,916,382) - 112.82%		$1,729,464,729
Other assets and liabilities, net - (12.82%)		(196,565,333)

TOTAL NET ASSETS - 100.00%		$1,532,899,396

Blue Chip Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.62%
Consumer Discretionary - 21.91%
Auto Components - 0.64%
Johnson Controls, Inc.	475,700	$15,165,316
Automobiles - 0.04%
General Motors Company (I)	39,200	941,976
Hotels, Restaurants & Leisure - 7.07%
Carnival Corp.	613,200	20,253,996
Chipotle Mexican Grill, Inc. (I)(L)	35,900	11,249,983
Las Vegas Sands Corp. (I)	505,000	23,517,850
Marriott International, Inc., Class A (L)	717,585	21,010,889
McDonald’s Corp.	279,800	25,310,708
Starbucks Corp.	1,092,700	42,200,074
Starwood Hotels &
Resorts Worldwide, Inc. (L)	365,200	16,273,312
Wynn Resorts, Ltd.	35,100	5,430,672
Yum! Brands, Inc.	42,700	2,321,599

		167,569,083
Internet & Catalog Retail - 7.57%
Amazon.com, Inc. (I)	554,711	119,423,731
Liberty Media Corp. - Interactive, Series A (I)	562,100	8,892,422
priceline.com, Inc. (I)	95,000	51,039,700

		179,355,853
Leisure Equipment & Products - 0.08%
Hasbro, Inc.	36,100	1,398,514
Mattel, Inc.	15,400	413,798

		1,812,312
Media - 1.47%
DIRECTV, Class A (I)	20,900	918,973
Discovery Communications, Inc., Series C (I)	404,000	15,962,040
Omnicom Group, Inc.	139,300	5,648,615
The Walt Disney Company	352,600	12,009,556
Time Warner, Inc.	6,933	219,499

		34,758,683
Multiline Retail - 0.06%
Dollar Tree, Inc. (I)	19,450	1,389,119

The accompanying notes are an integral part of the financial statements.
96

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail (continued)
Kohl’s Corp.	2,070	$95,924

		1,485,043
Specialty Retail - 1.95%
Bed Bath & Beyond, Inc. (I)	334,000	18,991,240
CarMax, Inc. (I)(L)	15,100	424,461
Home Depot, Inc.	47,800	1,595,564
Limited Brands, Inc.	20,200	762,348
O’Reilly Automotive, Inc. (I)	281,700	18,276,696
Tiffany & Company	87,700	6,310,892

		46,361,201
Textiles, Apparel & Luxury Goods - 3.03%
Coach, Inc.	231,500	13,014,930
Fossil, Inc. (I)	129,400	12,501,334
NIKE, Inc., Class B	277,300	24,028,045
Ralph Lauren Corp.	163,200	22,376,352

		71,920,661

		519,370,128
Consumer Staples - 0.62%
Beverages - 0.16%
Hansen Natural Corp. (I)	17,100	1,458,972
The Coca-Cola Company	31,600	2,226,220

		3,685,192
Food & Staples Retailing - 0.45%
Costco Wholesale Corp.	11,600	911,064
Whole Foods Market, Inc.	148,800	9,825,264

		10,736,328
Household Products - 0.01%
The Procter & Gamble Company	5,128	326,551

		14,748,071
Energy - 8.29%
Energy Equipment & Services - 4.76%
Baker Hughes, Inc.	161,600	9,875,376
Cameron International Corp. (I)	231,200	12,013,152
FMC Technologies, Inc. (I)(L)	221,600	9,852,336
Halliburton Company	420,900	18,675,333
McDermott International, Inc. (I)	125,800	1,810,262
Schlumberger, Ltd.	776,108	60,629,557

		112,856,016
Oil, Gas & Consumable Fuels - 3.53%
Cimarex Energy Company	27,400	1,947,866
Concho Resources, Inc. (I)	122,600	10,660,070
EOG Resources, Inc.	237,800	22,017,902
EQT Corp.	134,200	8,027,844
Exxon Mobil Corp.	162	11,994
Occidental Petroleum Corp.	119,900	10,400,126
Peabody Energy Corp.	395,800	19,315,040
Range Resources Corp. (L)	175,200	11,345,952

		83,726,794

		196,582,810
Financials - 8.54%
Capital Markets - 4.01%
Ameriprise Financial, Inc.	195,989	8,956,697
Credit Suisse Group AG (I)	5,200	148,170
Franklin Resources, Inc.	458,835	55,023,493
Invesco, Ltd.	872,700	15,970,410
Northern Trust Corp.	90,611	3,482,181
State Street Corp.	179,529	6,376,870
TD Ameritrade Holding Corp.	134,000	2,060,920

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
The Charles Schwab Corp.	21,814	$268,967
The Goldman Sachs Group, Inc.	22,824	2,652,605

		94,940,313
Commercial Banks - 0.60%
U.S. Bancorp	349,000	8,100,290
Wells Fargo & Company	238,200	6,217,020

		14,317,310
Consumer Finance - 1.35%
American Express Company	644,848	32,055,394
Diversified Financial Services - 1.65%
CME Group, Inc.	3,800	1,015,056
IntercontinentalExchange, Inc. (I)	162,450	19,160,978
JPMorgan Chase & Company	504,900	18,964,044

		39,140,078
Insurance - 0.71%
Marsh & McLennan Companies, Inc.	186,600	5,545,752
Prudential Financial, Inc.	224,400	11,267,124

		16,812,876
Real Estate Management & Development - 0.22%
CB Richard Ellis Group, Inc., Class A (I)	345,400	5,236,264

		202,502,235
Health Care - 8.50%
Biotechnology - 1.96%
Alexion Pharmaceuticals, Inc. (I)	80,400	4,658,778
Amgen, Inc.	5,600	310,268
Biogen Idec, Inc. (I)	115,400	10,870,680
Celgene Corp. (I)	465,100	27,659,497
Vertex Pharmaceuticals, Inc. (I)	62,700	2,838,429

		46,337,652
Health Care Equipment & Supplies - 1.14%
Baxter International, Inc.	136,800	7,658,064
Covidien PLC	53,000	2,765,540
Edwards Lifesciences Corp. (I)	45,300	3,417,885
Intuitive Surgical, Inc. (I)	2,350	896,173
Stryker Corp.	253,521	12,381,966

		27,119,628
Health Care Providers & Services - 4.00%
Cardinal Health, Inc.	398,500	16,936,250
Express Scripts, Inc. (I)	614,500	28,844,630
McKesson Corp.	513,800	41,068,034
UnitedHealth Group, Inc.	166,900	7,931,088

		94,780,002
Health Care Technology - 0.00%
Cerner Corp. (I)(L)	400	26,384
Life Sciences Tools & Services - 0.50%
Thermo Fisher Scientific, Inc. (I)	214,500	11,782,485
Pharmaceuticals - 0.90%
Allergan, Inc.	244,300	19,986,183
Shire PLC, ADR (L)	14,571	1,414,844

		21,401,027

		201,447,178
Industrials - 15.27%
Aerospace & Defense - 3.61%
Honeywell International, Inc.	220,500	10,542,105
Precision Castparts Corp.	234,000	38,340,900
The Boeing Company	89,500	5,983,970

The accompanying notes are an integral part of the financial statements.
97

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
United Technologies Corp.	414,500	$30,776,625

		85,643,600
Air Freight & Logistics - 1.78%
C.H. Robinson Worldwide, Inc.	3,300	232,650
Expeditors International of Washington, Inc.	208,600	9,491,300
FedEx Corp.	413,000	32,511,360

		42,235,310
Electrical Equipment - 0.75%
Emerson Electric Company	242,500	11,288,375
Roper Industries, Inc. (L)	85,300	6,563,835

		17,852,210
Industrial Conglomerates - 1.16%
3M Company	331,700	27,524,466
Machinery - 4.69%
Caterpillar, Inc.	55,700	5,068,700
Cummins, Inc.	47,400	4,404,408
Danaher Corp.	1,672,074	76,597,710
Deere & Company	91,500	7,395,030
Eaton Corp.	80,200	3,444,590
Joy Global, Inc.	129,500	10,806,775
Stanley Black & Decker, Inc.	56,700	3,514,266

		111,231,479
Road & Rail - 1.44%
Norfolk Southern Corp.	29,200	1,976,256
Union Pacific Corp.	348,000	32,075,160

		34,051,416
Trading Companies & Distributors - 1.84%
Fastenal Company (L)	853,300	28,568,484
W.W. Grainger, Inc. (L)	97,000	14,947,700

		43,516,184

		362,054,665
Information Technology - 30.43%
Communications Equipment - 2.88%
Juniper Networks, Inc. (I)	693,679	14,518,701
QUALCOMM, INC.	1,045,723	53,812,906

		68,331,607
Computers & Peripherals - 9.27%
Apple, Inc. (I)	514,400	197,956,552
EMC Corp. (I)	967,000	21,844,530
NetApp, Inc. (I)	200	7,524

		219,808,606
Electronic Equipment, Instruments & Components - 0.71%
Corning, Inc.	1,123,400	16,884,702
Internet Software & Services - 9.98%
Baidu, Inc., ADR (I)	425,000	61,956,500
eBay, Inc. (I)	693,662	21,413,346
Facebook, Inc., Class A (I)(R)	87,559	2,727,209
Facebook, Inc., Class B (I)(R)	392,206	12,216,080
Google, Inc., Class A (I)	211,484	114,404,385
Tencent Holdings, Ltd.	1,003,000	23,930,073

		236,647,593
IT Services - 5.14%
Accenture PLC, Class A	465,500	24,946,145
Automatic Data Processing, Inc.	9,867	493,646
Fiserv, Inc. (I)	15,900	887,697
International Business Machines Corp.	59,400	10,211,454
MasterCard, Inc., Class A	165,660	54,619,759

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
The Western Union Company	22,200	$366,744
Visa, Inc., Class A	343,500	30,186,780

		121,712,225
Semiconductors & Semiconductor Equipment - 1.94%
Altera Corp.	142,600	5,189,214
Broadcom Corp., Class A (I)	690,600	24,619,890
Marvell Technology Group, Ltd. (I)	8,190	107,699
Xilinx, Inc. (L)	517,475	16,114,172

		46,030,975
Software - 0.51%
Autodesk, Inc. (I)	129,200	3,643,440
Intuit, Inc. (I)	60,800	2,999,264
Microsoft Corp.	18,466	491,196
Salesforce.com, Inc. (I)	37,700	4,853,875

		11,987,775

		721,403,483
Materials - 4.12%
Chemicals - 4.09%
Air Products & Chemicals, Inc.	169,700	13,893,339
Ecolab, Inc.	4,600	246,560
Monsanto Company	193,204	13,317,552
Potash Corp. of Saskatchewan, Inc.	293,600	17,022,928
Praxair, Inc.	531,700	52,367,133

		96,847,512
Metals & Mining - 0.03%
Freeport-McMoRan Copper & Gold, Inc.	16,500	777,810

		97,625,322
Telecommunication Services - 1.94%
Wireless Telecommunication Services - 1.94%
American Tower Corp., Class A (I)	851,662	45,870,512

TOTAL COMMON STOCKS (Cost $1,700,811,391)		$2,361,604,404

SECURITIES LENDING COLLATERAL - 3.70%
Securities Lending Collateral - 3.70%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	8,764,498	87,687,925

TOTAL SECURITIES LENDING
COLLATERAL (Cost $87,686,603)		$87,687,925

SHORT-TERM INVESTMENTS - 0.69%
Money Market Funds - 0.69%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$503,000	$503,000
T. Rowe Price Prime Reserve
Fund, 0.1269% (Y)	15,868,552	15,868,552

		16,371,552

TOTAL SHORT-TERM INVESTMENTS (Cost $16,371,552)		$16,371,552

Total Investments (Blue Chip Growth Fund)
(Cost $1,804,869,546) - 104.01%		$2,465,663,881
Other assets and liabilities, net - (4.01%)		(95,124,201)

TOTAL NET ASSETS - 100.00%		$2,370,539,680

The accompanying notes are an integral part of the financial statements.
98

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Capital Appreciation Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.09%
Consumer Discretionary - 24.07%
Auto Components - 1.39%
BorgWarner, Inc. (I)(L)	377,821	$26,972,641
Automobiles - 1.56%
Bayerische Motoren Werke (BMW) AG	226,516	18,304,214
Harley-Davidson, Inc. (L)	304,491	11,771,622

		30,075,836
Hotels, Restaurants & Leisure - 5.20%
Chipotle Mexican Grill, Inc. (I)(L)	99,298	31,117,014
McDonald’s Corp.	345,655	31,267,951
Starbucks Corp.	983,966	38,000,767

		100,385,732
Internet & Catalog Retail - 5.87%
Amazon.com, Inc. (I)	427,870	92,116,132
priceline.com, Inc. (I)	39,438	21,188,460

		113,304,592
Media - 1.30%
The Walt Disney Company	736,297	25,078,276
Specialty Retail - 1.78%
Bed Bath & Beyond, Inc. (I)	292,622	16,638,487
Tiffany & Company	218,482	15,721,965
Urban Outfitters, Inc. (I)	75,140	1,966,790

		34,327,242
Textiles, Apparel & Luxury Goods - 6.97%
Burberry Group PLC	737,262	16,475,287
Coach, Inc.	339,420	19,082,192
Lululemon Athletica, Inc. (I)	234,116	12,813,169
LVMH Moet Hennessy Louis Vuitton SA	106,270	17,999,063
NIKE, Inc., Class B	411,571	35,662,627
Ralph Lauren Corp. (L)	237,753	32,598,314

		134,630,652

		464,774,971
Consumer Staples - 6.63%
Food & Staples Retailing - 3.02%
Costco Wholesale Corp.	386,034	30,319,110
Whole Foods Market, Inc.	425,303	28,082,757

		58,401,867
Food Products - 2.19%
Green Mountain Coffee Roasters, Inc. (I)	186,655	19,550,245
Mead Johnson Nutrition Company	318,833	22,716,851

		42,267,096
Personal Products - 1.42%
The Estee Lauder Companies, Inc., Class A	280,390	27,382,887

		128,051,850
Energy - 6.76%
Energy Equipment & Services - 3.93%
National Oilwell Varco, Inc.	331,340	21,908,201
Schlumberger, Ltd.	691,277	54,002,559

		75,910,760
Oil, Gas & Consumable Fuels - 2.83%
Anadarko Petroleum Corp.	174,474	12,867,458
Concho Resources, Inc. (I)	109,831	9,549,805
EOG Resources, Inc.	141,596	13,110,374
Occidental Petroleum Corp.	220,465	19,123,134

		54,650,771

		130,561,531

Capital Appreciation Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financials - 2.89%
Capital Markets - 0.99%
Franklin Resources, Inc.	21,871	$2,622,770
The Goldman Sachs Group, Inc.	141,751	16,474,301

		19,097,071
Consumer Finance - 1.90%
American Express Company	738,797	36,725,599

		55,822,670
Health Care - 12.50%
Biotechnology - 2.60%
Alexion Pharmaceuticals, Inc. (I)	121,483	7,039,332
Celgene Corp. (I)	559,952	33,300,345
Vertex Pharmaceuticals, Inc. (I)(L)	219,068	9,917,208

		50,256,885
Health Care Providers & Services - 1.61%
Express Scripts, Inc. (I)	662,457	31,095,732
Life Sciences Tools & Services - 2.08%
Agilent Technologies, Inc. (I)	632,890	23,334,654
Illumina, Inc. (I)(L)	322,438	16,799,020

		40,133,674
Pharmaceuticals - 6.21%
Allergan, Inc.	386,043	31,582,178
Johnson & Johnson	350,696	23,075,797
Novo Nordisk A/S, ADR	270,666	28,869,236
Shire PLC, ADR (L)	375,012	36,413,665

		119,940,876

		241,427,167
Industrials - 7.35%
Aerospace & Defense - 5.19%
Precision Castparts Corp.	270,714	44,356,489
The Boeing Company	402,942	26,940,702
United Technologies Corp.	390,935	29,026,924

		100,324,115
Machinery - 1.14%
Deere & Company (L)	272,068	21,988,536
Road & Rail - 1.02%
Union Pacific Corp.	213,066	19,638,293

		141,950,944
Information Technology - 31.96%
Communications Equipment - 2.37%
Juniper Networks, Inc. (I)	691,386	14,470,709
QUALCOMM, INC.	605,925	31,180,901

		45,651,610
Computers & Peripherals - 8.20%
Apple, Inc. (I)	265,727	102,259,721
EMC Corp. (I)	1,637,097	36,982,021
NetApp, Inc. (I)	506,768	19,064,612

		158,306,354
Internet Software & Services - 5.23%
Baidu, Inc., ADR (I)	270,352	39,411,915
Google, Inc., Class A (I)	87,890	47,544,974
Tencent Holdings, Ltd.	467,125	11,144,901
Tencent Holdings, Ltd., ADR	24,024	575,135
Youku.com, Inc., ADR (I)(L)	93,157	2,335,446

		101,012,371

The accompanying notes are an integral part of the financial statements.
99

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Capital Appreciation Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services - 6.43%
Cognizant Technology
Solutions Corp., Class A (I)	226,633	$14,379,864
International Business Machines Corp.	326,540	56,135,491
MasterCard, Inc., Class A	162,917	53,715,364

		124,230,719
Semiconductors & Semiconductor Equipment - 2.49%
Altera Corp.	238,168	8,666,934
ARM Holdings PLC	372,168	10,264,393
Avago Technologies, Ltd.	563,865	18,669,570
Broadcom Corp., Class A (I)	295,481	10,533,898

		48,134,795
Software - 7.24%
Oracle Corp.	1,756,494	49,304,787
Red Hat, Inc. (I)	550,365	21,761,432
Salesforce.com, Inc. (I)	270,881	34,875,929
VMware, Inc., Class A (I)	358,550	33,832,778

		139,774,926

		617,110,775
Materials - 3.58%
Chemicals - 3.58%
E.I. du Pont de Nemours & Company	574,434	27,727,929
Monsanto Company	601,055	41,430,721

		69,158,650

		69,158,650
Telecommunication Services - 1.35%
Wireless Telecommunication Services - 1.35%
American Tower Corp., Class A (I)	484,030	26,069,857

TOTAL COMMON STOCKS (Cost $1,428,722,021)		$1,874,928,415

SECURITIES LENDING COLLATERAL - 6.03%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	11,639,432	116,451,351

TOTAL SECURITIES LENDING
COLLATERAL (Cost $116,441,789)		$116,451,351

SHORT-TERM INVESTMENTS - 2.81%
Money Market Funds - 2.81%
State Street Institutional Treasury Money
Market Fund, 0.0000%	$54,253,879	$54,253,879

TOTAL SHORT-TERM INVESTMENTS (Cost $54,253,879)		$54,253,879

Total Investments (Capital Appreciation Fund)
(Cost $1,599,417,689) - 105.93%		$2,045,633,645
Other assets and liabilities, net - (5.93%)		(114,566,562)

TOTAL NET ASSETS - 100.00%		$1,931,067,083

Capital Appreciation Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 73.24%
Consumer Discretionary - 10.13%
Automobiles - 0.99%
General Motors Company (I)(L)	178,700	$4,294,161
Hotels, Restaurants & Leisure - 1.60%
Carnival Corp.	96,900	3,200,607

Capital Appreciation Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	41,300	$3,735,998

		6,936,605
Media - 2.50%
The Walt Disney Company	184,900	6,297,694
Time Warner, Inc.	142,900	4,524,214

		10,821,908
Multiline Retail - 3.04%
Dollar General Corp. (I)(L)	122,300	4,476,180
Kohl’s Corp.	188,200	8,721,188

		13,197,368
Specialty Retail - 2.00%
Lowe’s Companies, Inc.	303,300	6,044,770
O’Reilly Automotive, Inc. (I)	40,100	2,601,688

		8,646,458

		43,896,500
Consumer Staples - 9.09%
Beverages - 3.09%
PepsiCo, Inc.	208,100	13,407,883
Food Products - 3.77%
General Mills, Inc.	319,900	12,127,409
Kellogg Company	77,300	4,198,936

		16,326,345
Household Products - 1.99%
Colgate-Palmolive Company	30,900	2,780,073
The Procter & Gamble Company	92,200	5,871,296

		8,651,369
Tobacco - 0.24%
Philip Morris International, Inc. (L)	15,000	1,039,800

		39,425,397
Energy - 9.23%
Energy Equipment & Services - 0.76%
Weatherford International, Ltd. (I)	193,800	3,319,794
Oil, Gas & Consumable Fuels - 8.47%
Canadian Natural Resources, Ltd.	110,500	4,162,535
Devon Energy Corp.	62,300	4,225,809
El Paso Corp.	292,700	5,602,278
EOG Resources, Inc.	63,000	5,833,170
Nexen, Inc.	407,100	8,691,585
QEP Resources, Inc.	112,900	3,975,209
Spectra Energy Corp.	162,300	4,214,931

		36,705,517

		40,025,311
Financials - 10.86%
Capital Markets - 0.71%
Franklin Resources, Inc.	25,600	3,069,952
Commercial Banks - 5.98%
KeyCorp	232,600	1,544,464
SunTrust Banks, Inc.	103,400	2,057,660
U.S. Bancorp (L)	643,800	14,942,598
Wells Fargo & Company	282,800	7,381,080

		25,925,802
Diversified Financial Services - 1.96%
Deutsche Boerse AG (I)	60,487	3,496,543
JPMorgan Chase & Company	133,100	4,999,236

		8,495,779

The accompanying notes are an integral part of the financial statements.
100

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 2.21%
AON Corp.	204,700	$9,565,631

		47,057,164
Health Care - 8.66%
Health Care Equipment & Supplies - 0.65%
Covidien PLC	53,700	2,802,066
Health Care Providers & Services - 1.27%
Henry Schein, Inc. (I)	3,700	243,867
Laboratory Corp. of America Holdings (I)	14,900	1,244,597
Quest Diagnostics, Inc.	80,200	4,015,614

		5,504,078
Life Sciences Tools & Services - 3.65%
Thermo Fisher Scientific, Inc. (I)	288,300	15,836,319
Pharmaceuticals - 3.09%
Pfizer, Inc.	705,100	13,382,798

		37,525,261
Industrials - 11.73%
Aerospace & Defense - 2.65%
Lockheed Martin Corp.	15,900	1,179,621
United Technologies Corp.	138,700	10,298,475

		11,478,096
Electrical Equipment - 2.90%
Cooper Industries PLC	206,900	9,802,922
Emerson Electric Company	59,500	2,769,725

		12,572,647
Machinery - 4.89%
Danaher Corp.	337,500	15,460,875
Ingersoll-Rand PLC	171,600	5,750,316

		21,211,191
Trading Companies & Distributors - 1.29%
Mitsubishi Corp.	232,900	5,609,246

		50,871,180
Information Technology - 10.25%
Communications Equipment - 0.49%
Cisco Systems, Inc.	135,100	2,118,368
Computers & Peripherals - 1.27%
Apple, Inc. (I)	8,100	3,117,123
Hewlett-Packard Company	91,900	2,392,157

		5,509,280
Electronic Equipment, Instruments & Components - 2.14%
TE Connectivity, Ltd.	302,900	9,274,798
Internet Software & Services - 1.30%
Google, Inc., Class A (I)	10,400	5,625,984
IT Services - 3.34%
Accenture PLC, Class A	56,500	3,027,835
Amdocs, Ltd. (I)	89,100	2,447,577
Fiserv, Inc. (I)	38,100	2,127,123
International Business Machines Corp.	40,000	6,876,400

		14,478,935
Semiconductors & Semiconductor Equipment - 1.71%
Analog Devices, Inc.	29,100	960,882
Texas Instruments, Inc.	245,900	6,445,039

		7,405,921

		44,413,286

Capital Appreciation Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Materials - 0.25%
Chemicals - 0.25%
Air Products & Chemicals, Inc.	13,300	$1,088,871
Telecommunication Services - 2.28%
Diversified Telecommunication Services - 2.28%
AT&T, Inc.	346,400	9,865,472
Utilities - 0.76%
Electric Utilities - 0.57%
Edison International	35,600	1,323,964
Entergy Corp.	17,900	1,167,260

		2,491,224
Multi-Utilities - 0.19%
MDU Resources Group, Inc.	37,900	808,786

		3,300,010

TOTAL COMMON STOCKS (Cost $330,644,352)		$317,468,452

PREFERRED SECURITIES - 1.30%
Consumer Discretionary - 0.71%
General Motors Company, Series B, 4.750%	$47,300	$1,885,851
Newell Financial Trust I, 5.250%	28,000	1,211,000

		3,096,851
Financials - 0.41%
AMG Capital Trust I, 5.100%	34,300	1,466,325
Wells Fargo & Company, Series L, 7.500%	300	312,291

		1,778,616
Utilities - 0.18%
PPL Corp., 8.750%	13,900	760,330

TOTAL PREFERRED SECURITIES (Cost $6,569,294)		$5,635,797

CORPORATE BONDS - 4.07%
Consumer Discretionary - 1.16%
CCH II LLC/CCH II Capital Corp.
13.500%, 11/30/2016	125,000	144,375
Lamar Media Corp. 9.750%, 04/01/2014	840,000	936,600
Time Warner, Inc. 5.875%, 11/15/2016	205,000	238,634
Turner Broadcasting System, Inc.
8.375%, 07/01/2013	3,250,000	3,652,392
Univision Communications, Inc.
7.875%, 11/01/2020 (S)	60,000	57,600

		5,029,601
Consumer Staples - 0.12%
Pernod-Ricard SA 5.750%, 04/07/2021 (S)	240,000	254,014
Rite Aid Corp. 10.375%, 07/15/2016	250,000	262,188

		516,202
Energy - 0.35%
Consol Energy Inc. 8.000%, 04/01/2017	970,000	1,031,838
Peabody Energy Corp.
6.500%, 09/15/2020	180,000	185,400
7.375%, 11/01/2016	180,000	195,750
QEP Resources, Inc. 6.875%, 03/01/2021	100,000	105,000

		1,517,988
Financials - 0.04%
Fifth Third Bancorp 8.136%, 03/15/2027	175,000	165,375
Industrials - 1.95%
American Airlines Pass
Through Trust 2009-1A
10.375%, 07/02/2019	75,089	81,847

The accompanying notes are an integral part of the financial statements.
101

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 2009-1 Pass
Through Trust 9.000%, 07/08/2016	$1,641,714	$1,773,051
Continental Airlines 2009-2 Class A Pass
Through Trust 7.250%, 11/10/2019	95,192	99,951
Continental Airlines, Inc.
6.750%, 09/15/2015 (S)	170,000	165,750
Delta Air Lines 2011-1 Class A Pass
Through Trust 5.300%, 04/15/2019	155,000	151,125
International Lease Finance Corp.
6.500%, 09/01/2014 (S)	3,825,000	3,882,375
6.750%, 09/01/2016 (S)	2,190,000	2,211,900
U.S. Airways 2010-1 Class A Pass
Through Trust 6.250%, 04/22/2023	100,000	97,500

		8,463,499
Information Technology - 0.08%
First Data Corp. 7.375%, 06/15/2019 (S)	375,000	352,500
Telecommunication Services - 0.21%
CC Holdings GS V LLC/Crown Castle
GS III Corp. 7.750%, 05/01/2017 (S)	50,000	53,500
Nextel Communications, Inc.
5.950%, 03/15/2014	300,000	294,000
Sprint Capital Corp. 8.375%, 03/15/2012	540,000	556,200

		903,700
Utilities - 0.16%
Calpine Construction Finance Company LP
8.000%, 06/01/2016 (S)	670,000	708,525

TOTAL CORPORATE BONDS (Cost $18,335,616)		$17,657,390

CONVERTIBLE BONDS - 1.97%
Consumer Discretionary - 0.54%
Group 1 Automotive, Inc.
2.250%, 06/15/2036	1,772,000	1,811,870
3.000%, 03/15/2020 (S)	409,000	510,739

		2,322,609
Energy - 0.19%
Oil States International, Inc.
2.375%, 07/01/2025	389,000	809,606
Financials - 0.31%
Host Hotels & Resorts LP
2.625%, 04/15/2027 (S)	1,339,000	1,339,000
Health Care - 0.05%
Health Management Associates Inc
3.750%, 05/01/2028 (S)	197,000	215,469
Industrials - 0.17%
Actuant Corp. 2.672%, 11/15/2023	664,000	722,100
Information Technology - 0.49%
Liberty Media LLC 3.125%, 03/30/2023	1,000,000	1,108,750
Xilinx, Inc. 3.125%, 03/15/2037	939,000	1,037,595

		2,146,345
Materials - 0.17%
United States Steel Corp. 4.000%, 05/15/2014	608,000	729,600
Telecommunication Services - 0.05%
SBA Communications Corp.
1.875%, 05/01/2013	213,000	233,768

TOTAL CONVERTIBLE BONDS (Cost $9,051,803)		$8,518,497

Capital Appreciation Value Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS - 11.26%
Consumer Discretionary - 6.03%
Cedar Fair LP
4.000%, 12/15/2017	$514,367	$496,364
Charter Communications Operating LLC
3.500%, 09/06/2016	795,960	752,580
CSC Holdings LLC
1.968%, 03/29/2016	770,932	734,955
DineEquity, Inc.
4.250%, 10/19/2017	1,666,914	1,600,237
Dollar General Corp.
2.977%, 07/07/2014	2,800,000	2,728,250
Dunkin’ Brands, Inc.
4.000%, 11/23/2017	12,467,527	11,968,827
Federal-Mogul Corp.
2.139%, 12/27/2014	3,211,401	2,906,318
2.146%, 12/27/2015	1,638,470	1,482,815
Univision Communications, Inc.
4.471%, 03/31/2017	4,059,399	3,475,860

		26,146,206
Consumer Staples - 0.33%
Reynolds Consumer Products Holdings, Inc.
6.500%, 02/09/2018	997,500	957,600
Rite Aid Corp.
4.500%, 03/02/2018	500,000	465,000

		1,422,600
Financials - 0.96%
Fifth Third Processing Solutions, Inc.
4.500%, 11/03/2016	750,000	708,750
MSCI, Inc.
3.750%, 03/14/2017	3,413,313	3,339,356
Ship Us Bidco Inc.
- 11/30/2017 (T)	100,000	95,281

		4,143,387
Health Care - 0.86%
Bausch & Lomb, Inc.
3.471%, 04/24/2015	155,880	145,358
3.490%, 04/24/2015	640,387	597,161
HCA, Inc.
1.496%, 11/17/2012	3,030,736	2,974,858

		3,717,377
Industrials - 0.29%
Farm Group Holdings, Inc.
6.500%, 07/29/2017	900,000	882,000
International Lease Finance Corp.
- 03/17/2015 (T)	400,000	398,000

		1,280,000
Information Technology - 0.63%
Fidelity National Information Services, Inc.
5.250%, 07/18/2016	746,992	736,254
First Data Corp.
2.967%, 09/24/2014	2,282,452	2,014,264

		2,750,518
Materials - 0.34%
Nalco Company
1.996%, 05/13/2016	1,494,313	1,473,767
Telecommunication Services - 1.82%
Intelsat Jackson Holdings SA
5.250%, 04/02/2018	8,061,688	7,692,194

The accompanying notes are an integral part of the financial statements.
102

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)
Telecommunication Services (continued)
Sba Senior Finance
3.750%, 06/30/2018	$200,000	$191,500

		7,883,694

TOTAL TERM LOANS (Cost $50,627,937)		$48,817,549

SECURITIES LENDING COLLATERAL - 2.03%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	878,407	8,788,372

TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,788,396)		$8,788,372

SHORT-TERM INVESTMENTS - 8.28%
Money Market Funds - 8.28%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$4,915,072	$4,915,072
T. Rowe Price Prime Reserve
Fund, 0.1269% (Y)	30,965,084	30,965,084

		35,880,156

TOTAL SHORT-TERM INVESTMENTS (Cost $35,880,156)		$35,880,156

Total Investments (Capital Appreciation Value Fund)
(Cost $459,897,554) - 102.15%		$442,766,213
Other assets and liabilities, net - (2.15%)		(9,305,156)

TOTAL NET ASSETS - 100.00%		$433,461,057

Core Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 62.52%
U.S. Government - 13.44%
U.S. Treasury Bonds
0.500%, 08/15/2014	$721,000	$724,720
1.000%, 08/31/2016	14,285,000	14,307,320
3.750%, 08/15/2041	1,535,000	1,572,423
4.250%, 11/15/2040	424,000	473,555
4.375%, 05/15/2040 to 05/15/2041	10,203,000	11,642,393
4.500%, 02/15/2036	4,439,000	5,201,953
U.S. Treasury Notes
0.375%, 06/30/2013 to 07/31/2013	4,640,000	4,655,562
0.625%, 07/15/2014	5,292,000	5,339,152
1.500%, 06/30/2016 to 08/31/2018	2,504,000	2,543,771
1.500%, 07/31/2016 (L)	14,954,000	15,359,403
2.125%, 08/15/2021	9,617,000	9,522,369
3.125%, 05/15/2021 (L)	5,448,000	5,892,339

		77,234,960
U.S. Government Agency - 49.08%
Federal Home Loan Mortgage Corp.
4.000%, 12/01/2034 to 12/01/2035	1,623,958	1,698,025
4.500%, TBA	800,000	844,123
4.500%, 08/01/2041	4,170,000	4,403,087
5.000%, 03/01/2041 to 08/01/2041	8,689,259	9,363,151
5.591%, 10/01/2038 (P)	155,737	169,559
5.602%, 08/01/2039	1,047,831	1,140,826
5.679%, 03/01/2036 (P)	109,446	119,159
5.690%, 03/01/2036 (P)	17,802	19,250
5.762%, 12/01/2036 (P)	556,934	602,577
5.767%, 07/01/2038 (P)	1,331,178	1,449,320

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
5.771%, 11/01/2037 (P)	$61,701	$66,495
5.880%, 03/01/2037 (P)	162,793	176,317
5.901%, 05/01/2037 (P)	3,000,655	3,266,963
5.929%, 06/01/2036 (P)	470,680	512,453
5.961%, 01/01/2037 (P)	39,466	42,968
5.983%, 06/01/2038 (P)	787,431	857,316
6.000%, 03/01/2034 to 10/01/2038	7,714,419	8,602,588
6.012%, 10/01/2037 (P)	1,213,584	1,321,289
6.061%, 11/01/2036 (P)	567,790	616,377
6.075%, 04/01/2037 (P)	184,928	200,883
6.101%, 06/01/2037 (P)	84,899	92,434
7.000%, 07/25/2043	267,482	307,608
Federal National Mortgage Association
3.000%, TBA	10,700,000	10,912,434
3.500%, TBA	49,500,000	50,940,462
4.000%, TBA	7,100,000	7,336,394
4.000%, 10/01/2033 to 05/01/2037	5,112,791	5,357,162
4.500%, TBA	800,000	843,686
4.500%, 08/01/2041	3,634,941	3,845,503
5.000%, TBA	2,300,000	2,477,118
5.000%, 03/01/2041 to 09/25/2041	21,701,330	23,562,846
5.490%, 02/01/2039 (P)	387,600	421,999
5.500%, 09/01/2034	399,589	439,246
5.729%, 10/01/2037 (P)	128,848	140,283
5.756%, 10/01/2037 (P)	85,638	92,993
5.842%, 09/01/2037 (P)	450,686	490,685
5.874%, 02/01/2037 (P)	108,756	118,409
5.893%, 01/01/2037 (P)	104,979	113,918
5.895%, 07/01/2037 (P)	255,827	277,867
5.911%, 04/01/2037 (P)	150,254	163,589
5.915%, 01/01/2037 (P)	173,105	188,468
5.939%, 03/01/2037 (P)	211,452	230,218
5.952%, 09/01/2037 (P)	122,003	132,831
5.986%, 10/01/2037 (P)	73,313	79,819
5.988%, 07/01/2037 (P)	146,329	159,315
6.000%, TBA	10,800,000	11,946,626
6.000%, 03/01/2034 to 08/01/2038	37,438,892	41,774,126
6.012%, 12/01/2036 (P)	83,953	91,404
6.032%, 09/01/2037 (P)	74,139	80,584
6.052%, 10/01/2037 (P)	123,305	134,248
6.092%, 11/01/2037 (P)	152,086	165,584
6.268%, 09/01/2037 (P)	155,980	171,860
6.313%, 10/01/2036 (P)	96,209	104,747
6.500%, 10/01/2036	165,900	185,657
Government National Mortgage Association
3.000%, 07/20/2041 to 08/20/2041	1,921,068	2,003,532
3.500%, TBA	20,008,000	20,432,184
3.500%, 12/20/2040 to 08/20/2041	6,885,260	7,208,469
3.500%, 05/20/2041 (P)	1,635,133	1,728,459
4.000%, TBA	600,000	640,765
4.000%, 03/20/2026 to 09/20/2026	40,227,994	42,994,499
4.000%, 04/20/2041 to 05/20/2041 (P)	2,558,330	2,720,619
6.000%, 01/15/2040	3,939,200	4,458,434
6.500%, 12/15/2032	801,823	908,403

		281,948,213

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $355,554,958)		$359,183,173

The accompanying notes are an integral part of the financial statements.
103

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 1.66%
Canada - 0.16%
Province of Quebec Canada
2.750%, 08/25/2021	$930,000	$909,616
Chile - 0.12%
Republic of Chile
3.875%, 08/05/2020	640,000	681,152
Colombia - 0.11%
Republic of Colombia
4.375%, 07/12/2021	570,000	601,350
Hungary - 0.10%
Republic of Hungary
6.375%, 03/29/2021	259,000	268,065
7.625%, 03/29/2041	310,000	326,275

		594,340
Mexico - 0.40%
Government of Mexico
5.125%, 01/15/2020	663,000	744,218
5.750%, 10/12/2110	716,000	710,988
6.050%, 01/11/2040	752,000	862,168

		2,317,374
Qatar - 0.28%
Government of Qatar
4.000%, 01/20/2015 (S)	1,530,000	1,623,713
South Korea - 0.17%
Korea Development Bank
3.250%, 03/09/2016	981,000	981,570
Sweden - 0.32%
Svensk Exportkredit AB
3.250%, 09/16/2014	1,711,000	1,830,672

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $9,181,101)		$9,539,787

CORPORATE BONDS - 19.07%
Consumer Discretionary - 1.45%
Comcast Cable Communications
Holdings, Inc. 8.375%, 03/15/2013	1,154,000	1,281,675
Ford Motor Credit Company LLC
5.875%, 08/02/2021	775,000	776,619
Massachusetts Institute of Technology
5.600%, 07/01/2111	335,000	403,575
NBCUniversal Media LLC
2.875%, 04/01/2016	987,000	1,010,790
4.375%, 04/01/2021	513,000	525,859
News America, Inc.
6.150%, 03/01/2037 to 02/15/2041	900,000	939,325
The Gap, Inc. 5.950%, 04/12/2021	1,505,000	1,427,325
Thomson Reuters Corp. 5.950%, 07/15/2013	555,000	602,726
Time Warner, Inc.
4.750%, 03/29/2021	605,000	648,907
6.250%, 03/29/2041	645,000	713,721

		8,330,522
Consumer Staples - 1.20%
Altria Group, Inc.
4.750%, 05/05/2021	465,000	482,646
10.200%, 02/06/2039	350,000	507,791
Anheuser-Busch InBev Worldwide, Inc.
4.125%, 01/15/2015	45,000	49,139
Cencosud SA 5.500%, 01/20/2021 (S)	380,000	394,458
Kraft Foods, Inc. 6.500%, 02/09/2040	925,000	1,074,185
Pepsico, Inc. 2.500%, 05/10/2016	920,000	952,277
Pernod-Ricard SA 5.750%, 04/07/2021 (S)	1,415,000	1,497,626

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
The Coca-Cola Company
1.800%, 09/01/2016 (S)	$1,385,000	$1,397,148
Wal-Mart Stores, Inc. 5.625%, 04/15/2041	465,000	527,280

		6,882,550
Energy - 2.54%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	315,000	334,721
CNOOC Finance 2011, Ltd.
4.250%, 01/26/2021 (S)	565,000	580,134
CNPC HK Overseas Capital, Ltd.
5.950%, 04/28/2041 (S)	345,000	370,673
Devon Energy Corp.
2.400%, 07/15/2016	975,000	992,849
5.600%, 07/15/2041	770,000	826,376
El Paso Pipeline Partners Operating
Company LLC 7.500%, 11/15/2040	365,000	428,886
Energen Corp. 4.625%, 09/01/2021	1,085,000	1,083,967
Energy Transfer Partners LP
4.650%, 06/01/2021	145,000	142,360
9.000%, 04/15/2019	525,000	643,955
Enterprise Products Operating LLC
5.700%, 02/15/2042	95,000	95,755
Husky Energy, Inc. 7.250%, 12/15/2019	537,000	655,235
Kerr-McGee Corp. 6.950%, 07/01/2024	1,280,000	1,502,575
Marathon Petroleum Corp.
6.500%, 03/01/2041 (S)	440,000	477,009
Occidental Petroleum Corp.
1.750%, 02/15/2017	660,000	656,054
Pride International, Inc. 6.875%, 08/15/2020	405,000	483,520
Rockies Express Pipeline LLC
3.900%, 04/15/2015 (S)	1,436,000	1,476,580
Spectra Energy Partners LP
2.950%, 06/15/2016	240,000	246,835
Talisman Energy, Inc. 7.750%, 06/01/2019	620,000	778,693
TC Pipelines LP 4.650%, 06/15/2021	155,000	159,617
The Williams Companies, Inc.
7.875%, 09/01/2021	330,000	414,667
Transcontinental Gas Pipe Line
Company, LLC 5.400%, 08/15/2041 (S)	265,000	259,405
Western Gas Partners LP 5.375%, 06/01/2021	1,325,000	1,395,212
Williams Companies, Inc., Series A
7.500%, 01/15/2031	495,000	576,471

		14,581,549
Financials - 7.39%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	425,000	405,938
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)	2,865,000	3,049,019
American Express Credit Corp.
1.096%, 06/24/2014	930,000	917,256
American International Group, Inc.
5.850%, 01/16/2018	760,000	772,182
6.400%, 12/15/2020	155,000	162,875
Banco BTG Pactual SA
4.875%, 07/08/2016 (S)	470,000	465,300
Bank of America Corp.
3.750%, 07/12/2016	1,260,000	1,243,129
5.000%, 05/13/2021	950,000	928,833
6.000%, 09/01/2017	890,000	911,700
Bank of Nova Scotia 2.150%, 08/03/2016 (S)	1,170,000	1,199,237
Berkshire Hathaway, Inc. 3.750%, 08/15/2021	805,000	822,713
Burlington Northern Santa Fe LLC
3.450%, 09/15/2021	465,000	463,579

The accompanying notes are an integral part of the financial statements.
104

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Caisse Centrale Desjardins du Quebec
2.550%, 03/24/2016 (S)	$595,000	$622,338
Capital One Financial Corp.
2.125%, 07/15/2014	446,000	444,411
4.750%, 07/15/2021	1,140,000	1,145,654
Citigroup Funding, Inc. 1.875%, 10/22/2012	1,735,000	1,765,880
Citigroup, Inc.
3.953%, 06/15/2016	1,096,000	1,119,258
5.375%, 08/09/2020	315,000	333,972
CNA Financial Corp.
5.750%, 08/15/2021	570,000	593,359
6.500%, 08/15/2016	360,000	397,167
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA 5.250%, 05/24/2041	1,055,000	1,109,838
Credit Suisse AG 6.000%, 02/15/2018	945,000	995,083
Credit Suisse New York 4.375%, 08/05/2020	685,000	672,042
General Electric Capital Corp.
2.950%, 05/09/2016	1,085,000	1,094,149
4.625%, 01/07/2021	1,377,000	1,417,879
Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	610,000	616,781
HCP, Inc.
5.650%, 12/15/2013	1,080,000	1,149,719
6.750%, 02/01/2041	540,000	547,238
Health Care REIT, Inc. 6.500%, 03/15/2041	355,000	343,915
HSBC Holdings PLC
5.100%, 04/05/2021	1,480,000	1,585,813
6.800%, 06/01/2038	360,000	369,166
Itau Unibanco Holding SA
6.200%, 04/15/2020 (S)	340,000	350,575
Jefferies Group, Inc. 5.125%, 04/13/2018	560,000	557,771
JPMorgan Chase & Company
5.600%, 07/15/2041	915,000	939,866
Kilroy Realty LP
4.800%, 07/15/2018	770,000	767,004
5.000%, 11/03/2015	360,000	380,769
6.625%, 06/01/2020	490,000	535,383
Lazard Group LLC
6.850%, 06/15/2017	1,500,000	1,686,626
7.125%, 05/15/2015	1,025,000	1,155,740
Lloyds TSB Bank PLC 6.375%, 01/21/2021	765,000	797,189
Metlife, Inc. 5.700%, 06/15/2035	315,000	325,609
Nordea Bank AB 4.875%, 05/13/2021 (S)	330,000	300,821
Protective Life Corp. 8.450%, 10/15/2039	306,000	347,943
Prudential Financial, Inc. 5.625%, 05/12/2041	215,000	200,079
Reckson Operating Partnership LP
5.000%, 08/15/2018	380,000	370,821
Standard Chartered PLC
3.200%, 05/12/2016 (S)	1,290,000	1,280,693
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	1,075,000	1,075,369
5.250%, 07/27/2021	1,265,000	1,280,900
6.000%, 06/15/2020	760,000	810,271
US Bank NA 5.920%, 05/25/2012	508,212	526,721
WEA Finance LLC 4.625%, 05/10/2021 (S)	640,000	622,683
WR Berkley Corp. 5.375%, 09/15/2020	460,000	479,662

		42,457,918
Health Care - 0.79%
Boston Scientific Corp. 6.400%, 06/15/2016	725,000	826,382
Coventry Health Care, Inc.
5.450%, 06/15/2021	255,000	274,259
5.950%, 03/15/2017	1,187,000	1,337,267
Gilead Sciences, Inc. 4.500%, 04/01/2021	995,000	1,065,595

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Life Technologies Corp. 5.000%, 01/15/2021	$985,000	$1,015,692

		4,519,195
Industrials - 0.60%
ABB Treasury Center USA, Inc
2.500%, 06/15/2016 (S)	705,000	725,312
4.000%, 06/15/2021 (S)	705,000	720,091
Burlington Northern Santa Fe LLC
5.750%, 05/01/2040	308,000	336,726
Hutchison Whampoa International, Ltd.
5.750%, 09/11/2019 (S)	925,000	1,020,643
Verisk Analytics, Inc. 5.800%, 05/01/2021	565,000	628,212

		3,430,984
Information Technology - 0.15%
Adobe Systems, Inc. 4.750%, 02/01/2020	625,000	661,078
Juniper Networks Inc. 5.950%, 03/15/2041	215,000	222,788

		883,866
Materials - 0.73%
ArcelorMittal
5.500%, 03/01/2021	708,000	692,360
6.750%, 03/01/2041	145,000	137,993
Braskem America Finance Company
7.125%, 07/22/2041 (S)	610,000	594,750
Teck Resources, Ltd. 6.250%, 07/15/2041	693,000	732,333
The Dow Chemical Company
5.900%, 02/15/2015	555,000	621,797
8.550%, 05/15/2019	1,116,000	1,448,735

		4,227,968
Telecommunication Services - 1.61%
America Movil SAB de CV
2.375%, 09/08/2016	1,725,000	1,710,993
6.125%, 03/30/2040	630,000	700,539
American Tower Corp.
4.500%, 01/15/2018	1,125,000	1,161,295
5.050%, 09/01/2020	322,000	326,972
AT&T, Inc.
3.875%, 08/15/2021	620,000	635,910
5.550%, 08/15/2041	315,000	330,895
6.400%, 05/15/2038	315,000	353,684
CenturyLink, Inc. 7.600%, 09/15/2039	646,000	594,137
Frontier Communications Corp.
8.250%, 04/15/2017	940,000	977,600
9.000%, 08/15/2031	225,000	214,200
Telefonica Moviles Chile SA
2.875%, 11/09/2015 (S)	585,000	582,910
Telemar Norte Leste SA
5.500%, 10/23/2020 (S)	874,000	863,075
Verizon Wireless Capital LLC
8.500%, 11/15/2018	585,000	785,588

		9,237,798
Utilities - 2.61%
Ameren Corp. 8.875%, 05/15/2014	770,000	878,053
CMS Energy Corp.
2.750%, 05/15/2014	475,000	471,065
5.050%, 02/15/2018	780,000	802,815
Dominion Resources Inc. 4.900%, 08/01/2041	250,000	246,324
Dominion Resources, Inc. 8.875%, 01/15/2019	1,625,000	2,151,650
DPL, Inc. 6.875%, 09/01/2011	1,110,000	1,110,000
EDF SA 4.600%, 01/27/2020 (S)	155,000	165,487
Great Plains Energy, Inc. 4.850%, 06/01/2021	150,000	157,886
Hydro Quebec 2.000%, 06/30/2016	1,370,000	1,400,676

The accompanying notes are an integral part of the financial statements.
105

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Ipalco Enterprises, Inc.
5.000%, 05/01/2018 (S)	$480,000	$464,911
Korea Hydro & Nuclear Power Company, Ltd.
3.125%, 09/16/2015 (S)	815,000	818,341
Midamerican Energy Holdings Company
6.125%, 04/01/2036	220,000	253,922
6.500%, 09/15/2037	455,000	546,586
National Grid PLC 6.300%, 08/01/2016	310,000	361,444
PPL Electric Utilities Corp.
3.000%, 09/15/2021	525,000	515,777
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)	645,000	676,135
Progress Energy, Inc. 6.850%, 04/15/2012	570,000	591,047
Public Service Company of Colorado
4.750%, 08/15/2041	125,000	130,212
Puget Energy, Inc. 6.000%, 09/01/2021	810,000	810,591
Sempra Energy 2.000%, 03/15/2014	1,400,000	1,423,423
The Cleveland Electric Illuminating Company
8.875%, 11/15/2018	745,000	998,377

		14,974,722

TOTAL CORPORATE BONDS (Cost $106,470,484)		$109,527,072

MUNICIPAL BONDS - 1.18%
California - 0.45%
Los Angeles Community College District
6.750%, 08/01/2049	610,000	763,897
Los Angeles Department of Water & Power
6.574%, 07/01/2045	720,000	865,476
State of California
7.600%, 11/01/2040	770,000	932,493

		2,561,866
Illinois - 0.29%
State of Illinois
5.365%, 03/01/2017	525,000	556,689
5.665%, 03/01/2018	525,000	562,527
5.877%, 03/01/2019	525,000	562,548

		1,681,764
Nevada - 0.13%
County of Clark
6.820%, 07/01/2045	635,000	744,303
New Jersey - 0.17%
New Jersey State Turnpike Authority
7.102%, 01/01/2041	780,000	982,433
Texas - 0.14%
North Texas Tollway Authority
6.718%, 01/01/2049	690,000	802,856

TOTAL MUNICIPAL BONDS (Cost $5,872,244)		$6,773,222

CAPITAL PREFERRED SECURITIES - 0.11%
Financials - 0.11%
JPMorgan Chase Capital XXV
6.800%, 10/01/2037	655,000	650,606

TOTAL CAPITAL PREFERRED SECURITIES (Cost $613,176)		$650,606

COLLATERALIZED MORTGAGE
OBLIGATIONS - 20.19%
Commercial & Residential - 9.26%
Americold LLC Trust, Series 2010-ARTA,
Class A1 3.847%, 01/14/2029 (S)	1,333,098	1,391,440

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Banc of America Commercial Mortgage, Inc.
Series 2004-6, Class A3,
4.512%, 12/10/2042	$264,000	$265,204
Series 2002-2, Class B,
5.271%, 07/11/2043	229,000	231,587
Series 2006-6, Class A4,
5.356%, 10/10/2045	2,160,000	2,266,877
Series 2007-1 A2,
5.381%, 01/15/2049	511,068	512,178
Series 2006-5, Class A4,
5.414%, 09/10/2047	264,000	278,000
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	1,873,000	2,029,804
Series 2002-PB2, Class B,
6.309%, 06/11/2035	143,000	143,470
Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2003-T12, Class A3,
4.240%, 08/13/2039 (P)	43,519	43,817
Series 2005-PWR7, Class A2,
4.945%, 02/11/2041	471,308	473,621
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1,
Class AM 5.399%, 07/15/2044 (P)	708,000	722,277
Commercial Mortgage Pass
Through Certificates
Series 2004-B4A, Class A5,
4.840%, 10/15/2037	2,235,000	2,356,564
Series 2001-J2A, Class B,
6.304%, 07/16/2034 (S)	854,000	856,427
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2003-CPN1, Class B,
4.723%, 03/15/2035	345,000	346,763
Series 2005-C3, Class AM,
4.730%, 07/15/2037	489,000	490,914
Series 2005-C1, Class A3,
4.813%, 02/15/2038	543,322	553,211
Series 2005-C2, Class A4,
4.832%, 04/15/2037	1,083,000	1,148,832
Series 2002-CP5, Class A2,
4.940%, 12/15/2035	959,000	985,518
Series 2003-C4, Class B,
5.253%, 08/15/2036 (P)	494,000	518,256
Series 2002-CP3, Class A3,
5.603%, 07/15/2035	188,747	192,694
Series 2001-CK6 A3,
6.387%, 08/15/2036	116,876	116,779
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3,
5.467%, 09/15/2039	1,252,000	1,308,782
Series 2006-C2, Class A3,
5.850%, 03/15/2039 (P)	448,000	474,763
DB-UBS Mortgage Trust, Series 2011-LC1A,
Class A2 4.528%, 11/10/2046 (S)	372,000	375,865
Developers Diversified Realty Corp.,
Series 2009-DDR1, Class A
3.807%, 10/14/2022 (S)	1,943,834	2,035,031
Extended Stay America Trust,
Series 2010-ESHA, Class A
2.951%, 11/05/2027 (S)	1,918,056	1,884,049
First Union National Bank Commercial
Mortgage, Series 2001-C4, Class B
6.417%, 12/12/2033	188,000	188,194

The accompanying notes are an integral part of the financial statements.
106

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
GMAC Commercial Mortgage Securities, Inc.
Series 2006-C1, Class AM,
5.290%, 11/10/2045 (P)	$981,000	$933,562
Series 2004-C2, Class A4,
5.301%, 08/10/2038 (P)	418,000	447,243
Series 2003-C2, Class D,
5.671%, 05/10/2040 (P)	233,000	235,246
Series 2001-C2, Class A2,
6.700%, 04/15/2034	28,333	28,286
Series 2001-C2, Class B,
6.790%, 04/15/2034	128,000	127,781
Greenwich Capital Commercial
Funding Corp., Series 2005-GG5, Class A5
5.224%, 04/10/2037 (P)	1,764,000	1,863,583
GS Mortgage Securities Corp. II
Series 2011-GC3, Class A2,
3.645%, 03/10/2044 (S)	759,000	769,105
Series 2010, Class C2,
3.849%, 12/10/2043 (S)	684,751	708,314
Series 2005-GG4, Class A4,
4.761%, 07/10/2039	333,000	353,791
Series 2006-GG6, Class A4,
5.553%, 04/10/2038 (P)	778,000	830,417
Impac Funding LLC, Series 2010-1, Class A1
5.314%, 01/25/2051 (S)	1,556,997	1,567,709
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (S)	416,003	420,147
Series 2010-C1, Class A1,
3.853%, 06/15/2043 (S)	2,046,881	2,123,393
Series 2003-C1, Class A1,
4.275%, 01/12/2037	255,629	257,988
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (S)	1,770,000	1,702,715
Series 2003-CB6, Class A1,
4.393%, 07/12/2037	106,707	107,632
Series 2002-C2, Class A2,
5.050%, 12/12/2034	500,000	515,974
Series 2004-IN2, Class A2,
5.115%, 07/15/2041	1,285,000	1,363,015
Series 2006-LDP9, Class A2,
5.134%, 05/15/2047	295,967	301,865
Series 2002-C2, Class B,
5.211%, 12/12/2034 (P)	170,000	171,952
Series 2006-lDP9 A1S,
5.284%, 05/15/2047	191,417	191,264
Series 2003-PM1A, Class A4,
5.326%, 08/12/2040 (P)	455,000	478,915
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	2,279,000	2,379,153
Series 2009-IWST, Class A2,
5.633%, 12/05/2027 (S)	781,000	838,635
Series 2007-C1 ASB,
5.857%, 02/15/2051	385,000	409,585
Series 2002-CIB4, Class C,
6.450%, 05/12/2034 (P)	508,000	510,124
Series 2001-CIB3, Class A3,
6.465%, 11/15/2035	362,369	362,807
Series 2001-CIB2, Class D,
6.847%, 04/15/2035 (P)	301,000	300,293
JPMorgan Commercial Mortgage
Finance Corp., Series 2000-C10, Class C
7.982%, 08/15/2032 (P)	23,308	23,285

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A3
6.130%, 07/15/2044 (P)	$300,000	$314,996
LB-UBS Commercial Mortgage Trust
Series 2002-C4, Class A4,
4.563%, 09/15/2026	105,938	106,906
Series 2004-C7, Class A5,
4.628%, 10/15/2029	232,000	240,089
Series 2005-C2, Class A4,
4.998%, 04/15/2030	1,032,000	1,046,510
Series 2007-C1, Class AAB,
5.403%, 02/15/2040	161,000	170,265
Series 2007-C1, Class A4,
5.424%, 02/15/2040	578,000	615,708
Series 2002-C2, Class A4,
5.594%, 06/15/2031	295,000	300,142
Series 2007-C6, Class A3,
5.933%, 07/15/2040	1,325,000	1,421,716
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A3A,
4.949%, 07/12/2038 (P)	338,000	345,679
Series 2005-MKB2, Class A4,
5.204%, 09/12/2042 (P)	830,000	897,274
Morgan Stanley Capital I
Series 2004-T13, Class A3,
4.390%, 09/13/2045	222,358	227,351
Series 2005-HQ6, Class A4A,
4.989%, 08/13/2042	776,000	836,989
Series 2004-T15, Class A3,
5.030%, 06/13/2041	106,127	108,016
Series 2006-IQ12, Class ANM,
5.310%, 12/15/2043	802,903	802,159
Series 2007-HQ13, Class A1,
5.357%, 12/15/2044	295,825	296,502
Series 2008-HQ8, Class AM,
5.647%, 03/12/2044 (P)	343,000	339,857
Morgan Stanley Dean Witter Capital I
Series 2003-HQ2, Class B,
5.040%, 03/12/2035	274,000	275,831
Series 2001, Class A4,
6.390%, 07/15/2033	67,684	67,633
Series 2002-HQ, Class B,
6.640%, 04/15/2034	232,000	234,664
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 2A1S
0.328%, 02/25/2047 (P)	32,972	26,654
Nomura Asset Securities Corp.,
Series 1998-D6, Class A2
7.313%, 03/15/2030 (P)	1,035,000	1,102,061
Salomon Brothers
Mortgage Securities VII, Inc.
Series 2001-C2, Class A3,
6.499%, 11/13/2036	9,047	9,036
Series 2000-C2, Class C,
7.727%, 07/18/2033 (P)	19,141	19,108
Sequoia Mortgage Trust
Series 2010-H1, Class A1,
3.750%, 02/25/2040 (P)	246,016	245,669
Series 2011-1, Class A1,
4.125%, 02/25/2041 (P)	314,786	313,056
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4 A1 5.566%, 08/15/2039	166,271	166,302

The accompanying notes are an integral part of the financial statements.
107

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445%, 11/15/2035	$169,068	$169,434

		53,214,303
U.S. Government Agency - 10.93%
Federal Home Loan Mortgage Corp.
Series K010, Class A1,
3.320%, 07/25/2020	2,215,159	2,344,213
Series K007, Class A1,
3.342%, 12/25/2019	993,930	1,053,319
Series 3704, Class CA,
4.000%, 12/15/2036	15,829,962	16,832,478
Series 3508, Class PK,
4.000%, 02/15/2039	355,544	376,106
Series 3631, Class PA,
4.000%, 02/15/2040	1,484,113	1,575,743
Series K005, Class A2,
4.317%, 11/25/2019	859,000	939,387
Series 3598, Class MA,
4.500%, 11/15/2038	778,511	825,477
Series 2009-K003, Class AAB,
4.768%, 05/25/2018	648,000	715,820
Series 3626, Class MB,
5.000%, 03/15/2032	426,000	470,282
Series 3455, Class A,
5.000%, 06/15/2038	6,980,125	7,497,856
Series 2005-3035, Class PA,
5.500%, 09/15/2035	156,059	174,199
Series 2005-3028, Class PG,
5.500%, 09/15/2035	116,196	130,926
Series 2980, Class QA,
6.000%, 05/15/2035	255,522	286,553
Series T-48, Class 1A,
6.318%, 07/25/2033 (P)	21,602	23,737
Series T-57, Class 1A3,
7.500%, 07/25/2043	261,424	301,586
Series T-59, Class 1A3,
7.500%, 10/25/2043	342,181	407,393
Series T-60, Class 1A3,
7.500%, 03/25/2044	360,555	418,195
Federal National Mortgage Association
Series 2009-66, Class KE,
4.000%, 09/25/2039	2,138,584	2,265,120
Series 2009-M2, Class A3,
4.001%, 01/25/2019	1,147,000	1,231,930
Series 2009-M1, Class A2,
4.287%, 07/25/2019	1,064,000	1,158,845
Series 2010-M3, Class A3,
4.332%, 03/25/2020 (P)	3,455,000	3,767,018
Series 2010-M1, Class A2,
4.450%, 09/25/2019	371,000	413,524
Series 3652, Class AP,
4.500%, 03/15/2040	3,108,083	3,381,644
Series 2010-54, Class EA,
4.500%, 06/25/2040	2,166,649	2,345,955
Series 2011-53, Class DT,
4.500%, 06/25/2041	1,874,685	1,998,481
Series 2009-11, Class LC,
4.500%, 03/25/2049	1,332,084	1,410,049
Series 2009-78, Class J,
5.000%, 09/25/2019	952,729	1,029,014
Series 2005-58, Class MA,
5.500%, 07/25/2035	154,746	172,896

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2003-W17, Class 1A7,
5.750%, 08/25/2033	$333,000	$381,267
Series 2002-95, Class DB,
6.000%, 01/25/2033	998,000	1,146,560
Series 2009-105, Class CB,
6.000%, 12/25/2039	2,176,460	2,399,404
Series 2002-33, Class A2,
7.500%, 06/25/2032	261,382	301,812
Government National Mortgage Association,
Series 2005-78, Class A
5.000%, 07/16/2033	4,553,675	4,975,743

		62,752,532

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $114,472,555)		$115,966,835

ASSET BACKED SECURITIES - 4.99%
Capital One Multi-Asset Execution Trust,
Series 2006-A12, Class A
0.267%, 07/15/2016 (P)	754,000	751,660
Capital One Multi-asset Execution Trust,
Series 2004-A1 0.417%, 12/15/2016	597,000	596,402
Citibank Omni Master Trust,
Series 2009-A14A, Class A14
2.957%, 08/15/2018 (P)(S)	3,319,000	3,477,957
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AHL1, Class A2A
0.258%, 12/25/2036 (P)	37,652	36,196
DBUBS
Mortgage Trust 3.527%, 07/10/2044 (S)	1,144,999	1,155,737
Discover Card Master Trust, Series 2009-A1,
Class A1 1.507%, 12/15/2014 (P)	671,000	677,505
GE Capital Credit Card Master Note Trust,
Series 2009-2, Class A 3.690%, 07/15/2015	830,000	851,545
Goal Capital Funding Trust, Series 2006-1,
Class A3 0.432%, 11/25/2026 (P)	2,484,000	2,343,079
MBNA Master Credit Card Trust,
Series 1997-B, Class A
0.367%, 08/15/2014 (P)	422,000	422,021
MMCA Automobile Trust, Series 2011-A,
Class A4 2.020%, 10/17/2016 (S)	$534,000	546,962
Morgan Stanley ABS Capital I,
Series 2007-HE2, Class A2A
0.258%, 01/25/2037 (P)	16,485	16,012
Morgan Stanley Home Equity Loan Trust,
Series 2007-1, Class A1
0.268%, 12/25/2036 (P)	6,069	5,963
Nelnet Student Loan Trust
Series 2006-2, Class A4,
0.333%, 10/26/2026 (P)	249,000	246,735
Series 2005-2, Class A5,
0.347%, 03/23/2037	582,000	527,329
Series 2007-1, Class A3,
0.382%, 05/27/2025	1,731,000	1,583,204
Series 2006-1, Class A4,
0.393%, 11/23/2022 (P)	1,026,000	1,001,981
Series 2008-3, Class A4,
1.962%, 11/25/2024 (P)	2,017,000	2,082,335
SLC Student Loan Trust, Series 2007-2,
Class A2 0.686%, 05/15/2028	1,551,000	1,489,473

The accompanying notes are an integral part of the financial statements.
108

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Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust
Series 2007-4, Class A3,
0.313%, 01/25/2022 (P)	$467,000	$463,532
Series 2006-3, Class A4,
0.333%, 07/25/2019 (P)	1,231,665	1,219,127
Series 2005-6, Class A5A,
0.363%, 07/27/2026 (P)	1,771,000	1,715,563
Series 2003-14, Class A5,
0.483%, 01/25/2023	2,282,000	2,243,700
Series 2008-6, Class A2,
0.803%, 10/25/2017 (P)	391,306	391,220
Series 2008-4, Class A2,
1.303%, 07/25/2016 (P)	853,000	863,356
Series 2008-9, Class A,
1.753%, 04/25/2023 (P)(S)	1,122,956	1,153,825
SMS Student Loan Trust, Series 2000-A,
Class A2 0.443%, 10/28/2028 (P)	910,292	906,818
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Class A4
1.980%, 09/20/2017	602,000	621,078
World Financial Network Credit Card
Master Trust, Series 2009-A, Class A
4.600%, 09/15/2015	1,264,000	1,273,463

TOTAL ASSET BACKED SECURITIES (Cost $28,673,514)		$28,663,778

SECURITIES LENDING COLLATERAL - 0.97%
John Hancock
Collateral Investment Trust (Y)(W)	559,089	5,593,629

TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,593,675)		$5,593,629

SHORT-TERM INVESTMENTS - 5.83%
Money Market Funds - 5.83%
State Street Institutional Liquid Reserves
Fund, 0.0984% (Y)	33,487,510	33,487,510

TOTAL SHORT-TERM INVESTMENTS (Cost $33,487,510)		$33,487,510

Total Investments (Core Bond Fund)
(Cost $659,919,217) - 116.52%		$669,385,612
Other assets and liabilities, net - (16.52%)		(94,915,315)

TOTAL NET ASSETS - 100.00%		$574,470,297

SALE COMMITMENTS OUTSTANDING
U.S. Government Agency - (3.26)%
Federal Home Loan Mortgage Corp.
4.500%, TBA	(1,900,000)	(2,004,793)
Federal National Mortgage Association
3.500%, TBA	(1,600,000)	(1,610,908)
Federal National Mortgage Association
5.000%, TBA	(4,600,000)	(4,954,236)
Federal National Mortgage Association
6.000%, TBA	(9,200,000)	(10,166,141)

TOTAL U.S. GOVERNMENT AGENCY (Cost $(18,612,598))		$(18,736,078)

Core Diversified Growth & Income Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.04%
Affiliated Investment Companies - 40.00%
Equity - 27.81%
John Hancock Funds II (G) - 27.81%
Index 500, Class NAV (John Hancock) (2)(A)	734,252	$6,674,351
International Equity Index, Class NAV (SSgA)	75,323	1,246,595
Fixed Income - 12.19%
John Hancock Funds II (G) - 12.19%
Total Bond Market,
Class NAV (Declaration) (A)	327,723	3,470,583
Unaffiliated Investment Companies - 60.04%
Equity - 41.77%
American Funds Capital World Growth and
Income Fund, Class R5	31,649	1,060,543
American Funds EuroPacific Growth
Fund, Class R5	20,925	806,013
American Funds New Perspective
Fund, Class R5	38,776	1,061,296
American Funds The Growth Fund of
America, Class R5	78,408	2,292,645
American Funds The Investment Company of
America, Class R5	163,772	4,369,437
American Funds Washington Mutual Investors
Fund, Class R5	84,565	2,306,100
Fixed Income - 18.27%
American Funds U.S. Government Securities
Fund, Class R5	359,268	5,202,198

TOTAL INVESTMENT COMPANIES (Cost $25,926,525)		$28,489,761

Total Investments (Core Diversified Growth & Income
Portfolio) (Cost $25,926,525) - 100.04%		$28,489,761
Other assets and liabilities, net - (0.04%)		(12,708)

TOTAL NET ASSETS - 100.00%		$28,477,053

Core Fundamental Holdings Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.14%
Affiliated Investment Companies - 40.16%
Equity - 24.16%
John Hancock Funds II (G) - 24.16%
Index 500, Class NAV (John Hancock) (2)(A)	256,733	$2,333,702
International Equity Index, Class NAV (SSgA)	38,565	638,253
Fixed Income - 16.00%
John Hancock Funds II (G) - 16.00%
Total Bond Market,
Class NAV (Declaration) (A)	185,811	1,967,742
Unaffiliated Investment Companies - 59.98%
Equity - 36.03%
American Funds EuroPacific Growth
Fund, Class R5	24,854	957,381
American Funds The Growth Fund of
America, Class R5	29,867	873,321
American Funds The Investment Company of
America, Class R5	64,867	1,730,648
American Funds Washington Mutual Investors
Fund, Class R5	31,911	870,201

The accompanying notes are an integral part of the financial statements.
109

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Core Fundamental Holdings Portfolio (continued)
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES (continued)
Fixed Income - 23.95%
American Funds U.S. Government Securities
Fund, Class R5	203,393	$2,945,132

TOTAL INVESTMENT COMPANIES (Cost $10,974,813)		$12,316,380

Total Investments (Core Fundamental Holdings Portfolio)
(Cost $10,974,813) - 100.14%		$12,316,380
Other assets and liabilities, net - (0.14%)		(17,481)

TOTAL NET ASSETS - 100.00%		$12,298,899

Core Global Diversification Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.04%
Affiliated Investment Companies - 40.09%
Equity - 26.10%
John Hancock Funds II (G) - 26.10%
Index 500, Class NAV (John Hancock) (2)(A)	302,457	$2,749,337
International Equity Index, Class NAV (SSgA)	307,963	5,096,785
Fixed Income - 13.99%
John Hancock Funds II (G) - 13.99%
Total Bond Market,
Class NAV (Declaration) (A)	397,062	4,204,886
Unaffiliated Investment Companies - 59.95%
Equity - 38.97%
American Funds Capital World Growth and
Income Fund, Class R5	77,231	2,588,021
American Funds EuroPacific Growth
Fund, Class R5	131,342	5,059,310
American Funds New Perspective
Fund, Class R5	94,880	2,596,870
American Funds The Investment Company of
America, Class R5	55,100	1,470,064
Fixed Income - 20.98%
American Funds U.S. Government Securities
Fund, Class R5	435,578	6,307,172

TOTAL INVESTMENT COMPANIES (Cost $28,721,245)		$30,072,445

Total Investments (Core Global Diversification Portfolio)
(Cost $28,721,245) - 100.04%		$30,072,445
Other assets and liabilities, net - (0.04%)		(12,777)

TOTAL NET ASSETS - 100.00%		$30,059,668

Emerging Markets Debt Fund
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 20.68%
Argentina - 4.95%
City of Buenos Aires,
12.500%, 04/06/2015 (S)	$300,000	$327,750
Provincia de Neuquen Argentina,
7.875%, 04/26/2021 (S)	200,000	201,000

Emerging Markets Debt Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Argentina (continued)
Republic of Argentina,
7.000%, 10/03/2015		$250,000	$243,125

			771,875
Brazil - 1.86%
Federative Republic of Brazil,
10.250%, 06/17/2013		250,000	289,500

			289,500
Canada - 4.14%
Government of Canada,
2.750%, 09/01/2016	CAD	600,000	644,294

			644,294
Chile - 1.02%
Republic of Chile,
3.875%, 08/05/2020		$150,000	159,645

			159,645
Colombia - 1.13%
Republic of Colombia,
6.125%, 01/18/2041		150,000	175,875

			175,875
Mexico - 0.94%
Government of Mexico,
7.500%, 06/21/2012	MXN	1,756,600	145,762

			145,762
Peru - 1.26%
Republic of Peru,
7.350%, 07/21/2025		$150,000	195,750

			195,750
Philippines - 2.01%
Republic of Philippines,
4.950%, 01/15/2021	PHP	13,000,000	313,952

			313,952
Ukraine - 1.25%
City Of Kyiv Via Kyiv Finance PLC,
9.375%, 07/11/2016		$200,000	194,240

			194,240
Uruguay - 2.12%
Republic of Uruguay,
8.000%, 11/18/2022		250,000	330,625

			330,625

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $3,097,928)			$3,221,518

CORPORATE BONDS - 73.25%
Argentina - 7.00%
Aeropuertos Argentina 2000 SA
10.750%, 12/01/2020 (S)		245,000	262,763
Arcor SAIC
7.250%, 11/09/2017 (S)		150,000	158,250
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016	BRL	250,000	159,793
Banco de Galicia y Buenos Aires
8.750%, 05/04/2018 (S)		$150,000	147,000
Pan American Energy LLC
7.875%, 05/07/2021 (S)		350,000	362,250

			1,090,056

The accompanying notes are an integral part of the financial statements.
110

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Emerging Markets Debt Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Australia - 0.61%
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (S)		$100,000	$94,500

			94,500
Brazil - 9.61%
Banco Safra SA
10.250%, 08/08/2016	BRL	300,000	185,627
Banco Votorantim SA
6.250%, 05/16/2016 (S)		300,000	190,168
Cia de Eletricidade do Estado da Bahia
11.750%, 04/27/2016		250,000	166,860
Cia de Saneamento Basico do Estado de
Sao Paulo
6.250%, 12/16/2020 (S)		$250,000	257,500
Cosan Finance, Ltd.
7.000%, 02/01/2017 (S)		250,000	265,000
JBS Finance II, Ltd.
8.250%, 01/29/2018 (S)		250,000	232,500
TAM Capital 3, Inc.
8.375%, 06/03/2021 (S)		200,000	199,000

			1,496,655
Canada - 0.66%
Garda World Security Corp.
9.750%, 03/15/2017 (S)		100,000	102,500

			102,500
Cayman Islands - 13.40%
AES Andres Dominicana, Ltd./Itabo
Dominicana
9.500%, 11/12/2020 (S)		150,000	157,875
Banco Continental SA (7.375% to
10/07/2020, then 3 month
LIBOR + 6.802%)
7.375%, 10/07/2040 (S)		150,000	149,097
BFF International, Ltd.
7.250%, 01/28/2020 (S)		250,000	267,500
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)		150,000	160,875
CSN Islands XII Corp.
7.000%, (Q) (S)		100,000	98,250
Gruposura Finance
5.700%, 05/18/2021 (S)		200,000	203,750
Odebrecht Finance, Ltd.
7.500%, 09/14/2015 (Q) (S)		250,000	250,313
Offshore Group Investments, Ltd.
11.500%, 08/01/2015		150,000	159,750
Petrobras International Finance Company
5.375%, 01/27/2021		100,000	107,100
Sable International Finance, Ltd.
7.750%, 02/15/2017 (S)		300,000	291,375
Suzano Trading, Ltd.
5.875%, 01/23/2021 (S)		250,000	241,875

			2,087,760
Chile - 2.93%
Automotores Gildemeister SA
8.250%, 05/24/2021 (S)		300,000	304,500
Celulosa Arauco y Constitucion SA
5.000%, 01/21/2021		150,000	152,167

			456,667
China - 1.28%
Country Garden Holdings Company
11.125%, 02/23/2018 (S)		200,000	199,500

			199,500

Emerging Markets Debt Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Hong Kong - 3.50%
China Oriental Group Compay, Ltd.
7.000%, 11/17/2017	$100,000	$90,000
Franshion Development, Ltd.
6.750%, 04/15/2021	200,000	181,000
Mega Advance Investments, Ltd.
5.000%, 05/12/2021 (S)	200,000	202,499
Sino-Forest Corp.
6.250%, 10/21/2017 (S)	250,000	72,500

		545,999
India - 0.59%
State Bank of India
6.439%, 05/15/2017 (Q)	100,000	92,289

		92,289
Indonesia - 1.34%
Pertamina Persero PT
5.250%, 05/23/2021 (S)	200,000	208,000

		208,000
Ireland - 0.63%
SCF Capital, Ltd.
5.375%, 10/27/2017 (S)	100,000	98,250

		98,250
Jamaica - 0.64%
Digicel, Ltd.
8.250%, 09/01/2017 (S)	100,000	100,000

		100,000
Luxembourg - 0.89%
APERAM
7.750%, 04/01/2018 (S)	150,000	138,750

		138,750
Mexico - 5.22%
Desarrolladora Homex SAB de CV
9.500%, 12/11/2019 (S)	250,000	261,875
Grupo KUO SAB de CV
9.750%, 10/17/2017 (S)	250,000	267,500
Petroleos Mexicanos
6.000%, 03/05/2020	250,000	283,500

		812,875
Netherlands - 8.10%
Hyva Global BV
8.625%, 03/24/2016 (S)	200,000	187,000
Listrindo Capital BV
9.250%, 01/29/2015 (S)	250,000	265,865
Marfrig Holding Europe BV
8.375%, 05/09/2018 (S)	200,000	168,000
Metinvest BV
8.750%, 02/14/2018 (S)	200,000	196,000
Vimpelcom Holdings BV
7.504%, 03/01/2022	200,000	190,750
WPE International Cooperatief UA
10.375%, 09/30/2020 (S)	250,000	254,375

		1,261,990
Peru - 2.63%
Corp. Pesquera Inca SAC
9.000%, 02/10/2017 (S)	200,000	207,500
Inkia Energy, Ltd.
8.375%, 04/04/2021 (S)	200,000	203,000

		410,500

The accompanying notes are an integral part of the financial statements.
111

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Emerging Markets Debt Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Russia - 1.25%
Alfa Bank OJSC
7.750%, 04/28/2021 (S)		$200,000	$194,760

			194,760
Singapore - 2.23%
Bumi Investment Pte, Ltd.
10.750%, 10/06/2017 (S)		150,000	165,000
Yanlord Land Group, Ltd.
10.625%, 03/29/2018 (S)		200,000	182,499

			347,499
South Africa - 1.38%
Eskom Holdings, Ltd.
5.750%, 01/26/2021 (S)		200,000	214,600

			214,600
South Korea - 0.32%
Export-Import Bank of Korea
6.500%, 01/25/2012 (S)	INR	2,300,000	50,220

			50,220
United Arab Emirates - 1.31%
Dubai Electricity & Water Authority
7.375%, 10/21/2020 (S)		$200,000	204,500

			204,500
United Kingdom - 1.23%
Vedanta Resources PLC
8.250%, 06/07/2021		200,000	191,000

			191,000
United States - 6.50%
BioScrip, Inc.
10.250%, 10/01/2015		100,000	99,000
ExamWorks Group, Inc.
9.000%, 07/15/2019 (S)		100,000	94,250
Inter-American Development Bank
4.750%, 01/10/2014	INR	4,500,000	100,896
MCE Finance, Ltd.
10.250%, 05/15/2018		$100,000	110,500
Niska Gas Storage US LLC/Niska Gas
Storage Canada ULC
8.875%, 03/15/2018		150,000	151,500
Regal Entertainment Group
9.125%, 08/15/2018		100,000	101,000
Seven Seas Cruises S de RL LLC
9.125%, 05/15/2019 (S)		100,000	99,000
Sprint Capital Corp.
8.750%, 03/15/2032		250,000	256,250

			1,012,396

TOTAL CORPORATE BONDS (Cost $11,294,156)			$11,411,266

Total Investments (Emerging Markets Debt Fund)
(Cost $14,392,084) - 93.93%			$14,632,784
Other assets and liabilities, net - 6.07%			945,738

TOTAL NET ASSETS - 100.00%			$15,578,522

Equity-Income Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.27%
Consumer Discretionary - 13.45%
Automobiles - 0.79%
General Motors Company (I)	174,900	$4,202,847
Harley-Davidson, Inc.	201,700	7,797,722

		12,000,569
Distributors - 0.52%
Genuine Parts Company	143,250	7,881,615
Diversified Consumer Services - 0.23%
H&R Block, Inc.	232,200	3,510,864
Hotels, Restaurants & Leisure - 0.43%
Marriott International, Inc., Class A	226,940	6,644,803
Household Durables - 2.17%
Fortune Brands, Inc.	315,800	18,038,496
Whirlpool Corp. (L)	239,800	15,033,062

		33,071,558
Leisure Equipment & Products - 0.92%
Mattel, Inc.	522,800	14,047,636
Media - 5.28%
Cablevision Systems Corp., Class A	365,100	6,593,706
Comcast Corp., Class A	400,800	8,621,208
The Madison Square Garden, Inc., Class A (I)	147,725	3,569,036
The McGraw-Hill Companies, Inc.	390,800	16,456,588
The New York Times Company, Class A (I)(L)	543,200	4,443,376
The Walt Disney Company	474,700	16,168,282
Time Warner, Inc.	639,766	20,254,992
WPP PLC	404,323	4,230,081

		80,337,269
Multiline Retail - 0.93%
Kohl’s Corp.	148,200	6,867,588
Macy’s, Inc.	281,300	7,299,735

		14,167,323
Specialty Retail - 2.18%
Home Depot, Inc.	631,400	21,076,132
Staples, Inc.	730,900	10,773,466
Tiffany & Company	18,500	1,331,260

		33,180,858

		204,842,495
Consumer Staples - 8.04%
Beverages - 1.43%
Molson Coors Brewing Company, Class B	146,500	6,409,375
PepsiCo, Inc.	237,700	15,315,011

		21,724,386
Food Products - 3.46%
Archer-Daniels-Midland Company	354,600	10,099,008
Campbell Soup Company (L)	259,000	8,254,330
ConAgra Foods, Inc.	409,000	9,987,780
General Mills, Inc.	126,200	4,784,242
McCormick & Company, Inc., Non
Voting Shares	136,700	6,532,893
The Hershey Company	223,200	13,090,680

		52,748,933
Household Products - 2.25%
Clorox Company	233,400	16,267,980
Kimberly-Clark Corp.	259,700	17,960,852

		34,228,832
Personal Products - 0.90%
Avon Products, Inc.	604,200	13,630,752

		122,332,903

The accompanying notes are an integral part of the financial statements.
112

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 13.03%
Energy Equipment & Services - 1.88%
Diamond Offshore Drilling, Inc. (L)	185,300	$11,809,169
Schlumberger, Ltd.	215,100	16,803,612

		28,612,781
Oil, Gas & Consumable Fuels - 11.15%
Anadarko Petroleum Corp.	236,500	17,441,875
BP PLC, ADR	260,592	10,264,719
Chevron Corp. (L)	434,660	42,992,221
ConocoPhillips (L)	126,300	8,597,241
Exxon Mobil Corp.	450,124	33,327,181
Murphy Oil Corp.	325,200	17,424,216
Royal Dutch Shell PLC, ADR	431,200	28,911,960
Spectra Energy Corp.	268,600	6,975,542
Sunoco, Inc.	99,700	3,802,558

		169,737,513

		198,350,294
Financials - 18.59%
Capital Markets - 2.41%
Legg Mason, Inc.	412,400	11,741,028
Morgan Stanley	257,000	4,497,500
Northern Trust Corp.	296,400	11,390,652
The Bank of New York Mellon Corp.	438,800	9,069,996

		36,699,176
Commercial Banks - 4.97%
KeyCorp	677,200	4,496,608
PNC Financial Services Group, Inc.	244,200	12,244,188
Regions Financial Corp.	798,500	3,625,190
SunTrust Banks, Inc.	519,700	10,342,030
U.S. Bancorp	892,500	20,714,925
Wells Fargo & Company	926,800	24,189,480

		75,612,421
Consumer Finance - 3.30%
American Express Company	626,100	31,123,431
Capital One Financial Corp. (L)	208,400	9,596,820
SLM Corp.	691,200	9,490,176

		50,210,427
Diversified Financial Services - 3.99%
Bank of America Corp.	1,820,322	14,872,031
JPMorgan Chase & Company	1,034,014	38,837,566
NYSE Euronext	259,200	7,070,976

		60,780,573
Insurance - 3.57%
Chubb Corp.	107,200	6,634,608
Lincoln National Corp.	377,598	7,835,159
Marsh & McLennan Companies, Inc.	564,400	16,773,968
Sun Life Financial, Inc.	299,500	8,101,475
The Allstate Corp.	569,500	14,937,985

		54,283,195
Real Estate Investment Trusts - 0.35%
Weyerhaeuser Company	298,813	5,387,598

		282,973,390
Health Care - 5.90%
Biotechnology - 0.76%
Amgen, Inc. (L)	210,700	11,673,834
Health Care Providers & Services - 0.38%
Quest Diagnostics, Inc.	114,800	5,748,036

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 4.76%
Bristol-Myers Squibb Company	438,100	$13,033,475
Eli Lilly & Company (L)	99,200	3,720,992
Johnson & Johnson (L)	343,200	22,582,560
Merck & Company, Inc.	491,000	16,261,920
Pfizer, Inc.	887,088	16,836,930

		72,435,877

		89,857,747
Industrials - 11.51%
Aerospace & Defense - 3.19%
Honeywell International, Inc.	327,200	15,643,432
ITT Corp.	191,300	9,056,142
Lockheed Martin Corp. (L)	110,700	8,212,833
Raytheon Company	55,600	2,403,588
The Boeing Company	197,300	13,191,478

		48,507,473
Air Freight & Logistics - 0.97%
United Parcel Service, Inc., Class B	220,400	14,852,756
Building Products - 0.49%
Masco Corp.	602,300	5,342,401
USG Corp. (I)(L)	223,600	2,101,840

		7,444,241
Commercial Services & Supplies - 0.43%
Avery Dennison Corp.	224,600	6,538,106
Electrical Equipment - 1.47%
Cooper Industries PLC	251,500	11,916,070
Emerson Electric Company	225,100	10,478,405

		22,394,475
Industrial Conglomerates - 3.83%
3M Company	270,500	22,446,090
General Electric Company	2,196,000	35,816,758

		58,262,848
Machinery - 1.13%
Illinois Tool Works, Inc.	369,400	17,191,876

		175,191,775
Information Technology - 7.61%
Communications Equipment - 1.78%
Cisco Systems, Inc.	718,100	11,259,808
Harris Corp. (L)	391,900	15,813,165

		27,072,973
Computers & Peripherals - 0.92%
Hewlett-Packard Company	536,300	13,959,889
Electronic Equipment, Instruments & Components - 0.59%
Corning, Inc.	592,900	8,911,287
Internet Software & Services - 0.19%
Yahoo!, Inc. (I)	218,000	2,965,890
IT Services - 0.88%
Computer Sciences Corp.	437,000	13,398,420
Semiconductors & Semiconductor Equipment - 1.56%
Analog Devices, Inc.	310,300	10,246,106
Applied Materials, Inc.	794,200	8,990,344
Texas Instruments, Inc.	169,400	4,439,974

		23,676,424
Software - 1.69%
Electronic Arts, Inc. (I)	200,200	4,520,516

The accompanying notes are an integral part of the financial statements.
113

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	800,100	$21,282,660

		25,803,176

		115,788,059
Materials - 5.54%
Chemicals - 2.25%
E.I. du Pont de Nemours & Company	181,300	8,751,351
International Flavors & Fragrances, Inc.	152,200	8,830,644
Monsanto Company	241,100	16,619,023

		34,201,018
Construction Materials - 0.74%
Vulcan Materials Company (L)	321,400	11,258,642
Metals & Mining - 0.88%
Nucor Corp.	372,800	13,450,624
Paper & Forest Products - 1.67%
International Paper Company	640,425	17,387,539
MeadWestvaco Corp.	293,300	8,071,616

		25,459,155

		84,369,439
Telecommunication Services - 4.20%
Diversified Telecommunication Services - 3.85%
AT&T, Inc.	956,973	27,254,591
CenturyLink, Inc.	295,398	10,678,638
Telefonica SA	343,972	7,186,509
Verizon Communications, Inc. (L)	372,852	13,486,057

		58,605,795
Wireless Telecommunication Services - 0.35%
Vodafone Group PLC	2,065,783	5,409,672

		64,015,467
Utilities - 8.40%
Electric Utilities - 5.30%
Duke Energy Corp.	464,600	8,785,586
Entergy Corp.	273,900	17,861,019
Exelon Corp.	435,200	18,765,824
FirstEnergy Corp.	170,575	7,547,944
Pinnacle West Capital Corp.	184,400	8,157,856
PPL Corp.	279,800	8,080,624
Progress Energy, Inc.	236,200	11,526,560

		80,725,413
Independent Power Producers & Energy Traders - 1.11%
Constellation Energy Group, Inc.	437,400	16,835,526
Multi-Utilities - 1.99%
NiSource, Inc.	755,400	16,135,344
TECO Energy, Inc.	184,100	3,369,030
Xcel Energy, Inc.	439,600	10,844,932

		30,349,306

		127,910,245

TOTAL COMMON STOCKS (Cost $1,422,998,584)		$1,465,631,814

PREFERRED SECURITIES - 0.61%
Consumer Discretionary - 0.61%
General Motors Company,
Series B, 4.750% (L)	$233,700	$9,317,619

TOTAL PREFERRED SECURITIES (Cost $11,591,990)		$9,317,619

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 8.20%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	$12,482,238	$124,883,540

TOTAL SECURITIES LENDING
COLLATERAL (Cost $124,885,130)		$124,883,540

SHORT-TERM INVESTMENTS - 3.30%
Money Market Funds - 3.30%
State Street Institutional U.S. Government
Money Market Fund, 0.00000% (Y)	$1,504,489	$1,504,489
T. Rowe Price Prime Reserve
Fund, 0.1269% (Y)	48,686,213	48,686,213

		50,190,702

TOTAL SHORT-TERM INVESTMENTS (Cost $50,190,702)		$50,190,702

Total Investments (Equity-Income Fund)
(Cost $1,609,666,406) - 108.38%		$1,650,023,675
Other assets and liabilities, net - (8.38%)		(127,579,488)

TOTAL NET ASSETS - 100.00%		$1,522,444,187

Fundamental Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.21%
Consumer Discretionary - 6.24%
Automobiles - 0.82%
Harley-Davidson, Inc.	325,346	$12,577,876
Distributors - 0.16%
Li & Fung, Ltd.	1,395,000	2,524,362
Household Durables - 0.18%
Hunter Douglas NV	59,727	2,787,263
Internet & Catalog Retail - 0.89%
Expedia, Inc. (L)	232,080	7,034,345
Liberty Media Corp. - Interactive, Series A (I)	411,634	6,512,050

		13,546,395
Media - 1.43%
Grupo Televisa SA, ADR	162,669	3,585,225
Liberty Media Corp. - Starz, Series A (I)	30,801	2,121,265
The Walt Disney Company	474,320	16,155,339

		21,861,829
Specialty Retail - 2.76%
Bed Bath & Beyond, Inc. (I)	625,218	35,549,895
CarMax, Inc. (I)(L)	238,945	6,716,744

		42,266,639

		95,564,364
Consumer Staples - 16.37%
Beverages - 4.50%
Diageo PLC, ADR	301,541	24,201,681
Heineken Holding NV (L)	445,915	18,961,230
The Coca-Cola Company	365,635	25,758,986

		68,921,897
Food & Staples Retailing - 9.43%
Costco Wholesale Corp.	957,620	75,211,475
CVS Caremark Corp.	1,925,456	69,143,125

		144,354,600

The accompanying notes are an integral part of the financial statements.
114

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products - 1.27%
Kraft Foods, Inc., Class A	342,700	$12,001,354
Nestle SA	24,675	1,527,868
Unilever NV - NY Shares (L)	174,766	5,942,044

		19,471,266
Personal Products - 0.16%
Natura Cosmeticos SA	99,200	2,375,466
Tobacco - 1.01%
Philip Morris International, Inc.	222,256	15,406,786

		250,530,015
Energy - 13.63%
Energy Equipment & Services - 0.94%
Schlumberger, Ltd.	42,400	3,312,288
Transocean, Ltd.	197,491	11,063,446

		14,375,734
Oil, Gas & Consumable Fuels - 12.69%
Canadian Natural Resources, Ltd.	1,179,870	44,445,703
China Coal Energy Company, Ltd., Series H	5,948,189	8,037,839
Devon Energy Corp.	429,261	29,116,774
EOG Resources, Inc.	633,745	58,678,450
Occidental Petroleum Corp.	521,477	45,232,915
OGX Petroleo e Gas Participacoes SA (I)	1,203,600	8,672,211

		194,183,892

		208,559,626
Financials - 29.47%
Capital Markets - 7.61%
Ameriprise Financial, Inc.	202,606	9,259,094
Julius Baer Group, Ltd. (I)	734,372	30,049,202
The Bank of New York Mellon Corp.	3,079,658	63,656,531
The Charles Schwab Corp.	542,430	6,688,162
The Goldman Sachs Group, Inc.	57,991	6,739,714

		116,392,703
Commercial Banks - 5.00%
Wells Fargo & Company	2,930,461	76,485,013
Consumer Finance - 5.30%
American Express Company	1,631,204	81,087,151
Diversified Financial Services - 0.17%
JPMorgan Chase & Company	71,226	2,675,249
Insurance - 9.80%
ACE, Ltd.	133,350	8,611,743
AON Corp.	44,550	2,081,822
Berkshire Hathaway, Inc. Class A (I)	177	19,429,113
Everest Re Group, Ltd.	22,940	1,851,258
Fairfax Financial Holdings, Ltd.	18,419	7,422,903
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	7,153	2,884,427
Loews Corp.	1,314,837	49,464,168
Markel Corp. (I)	4,879	1,922,228
The Progressive Corp.	2,063,985	39,587,232
Transatlantic Holdings, Inc.	331,309	16,774,175

		150,029,069
Real Estate Management & Development - 1.59%
Brookfield Asset Management, Inc., Class A	409,930	12,142,127
Hang Lung Group, Ltd.	2,093,000	12,238,736

		24,380,863

		451,050,048

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 11.92%
Health Care Equipment & Supplies - 1.87%
Baxter International, Inc.	200,906	$11,246,718
Becton, Dickinson & Company	213,076	17,340,125

		28,586,843
Health Care Providers & Services - 1.79%
Express Scripts, Inc. (I)	584,672	27,444,504
Life Sciences Tools & Services - 0.31%
Agilent Technologies, Inc. (I)	130,650	4,817,066
Pharmaceuticals - 7.95%
Johnson & Johnson	676,580	44,518,964
Merck & Company, Inc.	1,436,971	47,592,480
Pfizer, Inc.	745,925	14,157,657
Roche Holdings AG	87,600	15,334,423

		121,603,524

		182,451,937
Industrials - 5.34%
Aerospace & Defense - 0.74%
Lockheed Martin Corp. (L)	152,240	11,294,686
Commercial Services & Supplies - 2.32%
Iron Mountain, Inc.	1,090,476	35,484,089
Marine - 1.23%
China Shipping Development Company, Ltd.	3,670,700	2,627,887
Kuehne & Nagel International AG	116,169	16,151,586

		18,779,473
Professional Services - 0.00%
Dun & Bradstreet Corp.	386	25,820
Transportation Infrastructure - 1.05%
China Merchants Holdings
International Company, Ltd.	5,213,674	15,598,288
LLX Logistica SA (I)	202,800	519,771

		16,118,059

		81,702,127
Information Technology - 6.41%
Computers & Peripherals - 0.55%
Hewlett-Packard Company	323,660	8,424,870
Internet Software & Services - 2.47%
Google, Inc., Class A (I)	69,885	37,804,990
IT Services - 0.35%
Visa, Inc., Class A	60,050	5,277,194
Semiconductors & Semiconductor Equipment - 1.62%
Intel Corp.	171,240	3,447,061
Texas Instruments, Inc.	816,465	21,399,548

		24,846,609
Software - 1.42%
Activision Blizzard, Inc.	836,767	9,907,321
Microsoft Corp.	444,130	11,813,858

		21,721,179

		98,074,842
Materials - 5.63%
Chemicals - 2.86%
Air Products & Chemicals, Inc.	90,190	7,383,855
Ecolab, Inc.	122,930	6,589,048
Monsanto Company	260,644	17,966,191
Potash Corp. of Saskatchewan, Inc.	112,189	6,504,718

The accompanying notes are an integral part of the financial statements.
115

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Praxair, Inc.	54,100	$5,328,309

		43,772,121
Construction Materials - 0.32%
Martin Marietta Materials, Inc. (L)	69,906	4,951,442
Containers & Packaging - 1.20%
Sealed Air Corp.	992,818	18,287,708
Metals & Mining - 1.20%
BHP Billiton PLC	273,885	9,322,682
Rio Tinto PLC (I)	148,946	9,116,561

		18,439,243
Paper & Forest Products - 0.05%
Sino-Forest Corp. (I)(S)	24,905	17,118
Sino-Forest Corp. (I)(L)	1,038,576	713,827

		730,945

		86,181,459
Telecommunication Services - 0.20%
Wireless Telecommunication Services - 0.20%
America Movil SAB de CV,
Series L, ADR (L)	120,176	3,071,699

TOTAL COMMON STOCKS (Cost $1,232,714,311)		$1,457,186,117

COMMERCIAL PAPER - 4.23%
Financials - 4.23%
Barclays U.S. Funding LLC (I)	$23,000,000	$22,999,617
Societe Generale North America	41,669,000	41,669,000

		64,668,617

TOTAL COMMERCIAL PAPER (Cost $64,668,617)		$64,668,617

CONVERTIBLE BONDS - 0.04%
Materials - 0.04%
Sino-Forest Corp. 5.000%, 08/01/2013 (S)	2,107,900	611,291

TOTAL CONVERTIBLE BONDS (Cost $2,098,895)		$611,291

PREFERRED SECURITIES - 0.02%
Materials - 0.02%
MMX Mineracao E Metalicos SA	202,800	326,131

TOTAL PREFERRED SECURITIES (Cost $283,669)		$326,131

SECURITIES LENDING COLLATERAL - 2.87%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	4,395,548	43,977,020

TOTAL SECURITIES LENDING
COLLATERAL (Cost $43,977,850)		$43,977,020

Total Investments (Fundamental Value Fund)
(Cost $1,343,743,342) - 102.37%		$1,566,769,176
Other assets and liabilities, net - (2.37%)		(36,298,605)

TOTAL NET ASSETS - 100.00%		$1,530,470,571

Global Agribusiness Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 100.37%
Australia - 0.93%
GrainCorp., Ltd.	3,300	$27,143
Brazil - 4.67%
BRF - Brasil Foods SA, ADR	5,000	99,000
Cosan Ltd.	3,200	37,312

		136,312
Canada - 20.61%
Agrium, Inc.	1,600	137,533
Allana Potash Corp. (I)	10,000	14,296
Alliance Grain Traders, Inc.	400	9,395
Mbac Fertilizer Corp. (I)	1,000	2,277
Potash Corp. of Saskatchewan, Inc.	6,000	347,880
SunOpta, Inc. (I)	2,500	13,075
Viterra, Inc.	6,500	69,162
Western Potash Corp. (I)	6,000	8,210

		601,828
Cayman Islands - 0.96%
Herbalife, Ltd.	500	27,900
Chile - 1.98%
Sociedad Quimica y Minera de Chile SA, ADR	900	57,852
Germany - 0.72%
K&S AG	300	21,091
Indonesia - 3.54%
Charoen Pokphand Indonesia Tbk PT	60,000	20,150
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	288,000	83,081

		103,231
Ireland - 1.55%
Glanbia PLC (Dublin Exchange)	2,500	15,236
Glanbia PLC (London Exchange)	5,000	30,163

		45,399
Japan - 0.46%
Komatsu, Ltd.	500	13,308
Malaysia - 1.45%
IOI Corp. BHD	12,000	18,551
Kuala Lumpur Kepong BHD	2,500	18,044
PPB Group BHD	1,000	5,680

		42,275
Netherlands - 2.16%
CNH Global NV (I)	1,900	62,928
Norway - 4.74%
Yara International ASA, ADR	2,520	138,424
Singapore - 4.88%
Golden Agri-Resources, Ltd.	60,000	32,885
Indofood Agri Resources, Ltd. (I)	1,000	1,171
Olam International, Ltd.	26,000	55,675
Wilmar International, Ltd.	12,000	52,815

		142,546
Switzerland - 7.91%
Syngenta AG, ADR	3,650	231,082
United Kingdom - 2.35%
Tate & Lyle PLC	7,300	68,713
United States - 41.46%
AGCO Corp. (I)	700	29,988
Archer-Daniels-Midland Company	2,000	56,960
Bunge, Ltd.	1,200	77,652
CF Industries Holdings, Inc.	1,000	182,820
Corn Products International, Inc.	2,000	93,520
CVR Partners, LLP	700	17,031

The accompanying notes are an integral part of the financial statements.
116

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Agribusiness Fund (continued)
		Shares or
		Principal
		Amount	Value

COMMON STOCKS (continued)
United States (continued)
Darling International, Inc. (I)		1,700	$28,645
Deere & Company		3,600	290,952
Intrepid Potash, Inc. (I)		1,700	58,174
Lindsay Corp.		300	18,660
Monsanto Company		1,920	132,346
The Mosaic Company		2,600	184,938
Titan Machinery, Inc. (I)		1,200	31,812
Tyson Foods, Inc., Class A		400	6,988

			1,210,486

TOTAL COMMON STOCKS (Cost $2,194,619)			$2,930,518

WARRANTS - 0.03%
Golden Agri-Resources, Ltd. (Expiration Date:
07/23/2012, Strike Price: SGD 0.54) (I)		8,500	953

TOTAL WARRANTS (Cost $0)			$953

Total Investments (Global Agribusiness Fund)
(Cost $2,194,619) - 100.40%			$2,931,471
Other assets and liabilities, net - (0.40%)			(11,690)

TOTAL NET ASSETS - 100.00%			$2,919,781

Global Bond Fund
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 22.96%
Canada - 0.64%
Government of Canada
1.750%, 03/01/2013	CAD	5,000,000	$5,158,561
Province of Ontario
4.100%, 06/16/2014		$200,000	217,935

			5,376,496
France - 0.75%
Government of France
3.750%, 01/12/2013	EUR	300,000	447,270
Societe Financement de
l’Economie Francaise
2.125%, 05/20/2012		200,000	288,691
2.250%, 06/11/2012 (S)		$5,500,000	5,568,646

			6,304,607
Germany - 7.73%
Federal Republic of Germany
4.000%, 01/04/2018	EUR	2,800,000	4,599,791
4.250%, 07/04/2014		300,000	471,955
4.750%, 07/04/2028		2,200,000	3,913,086
5.625%, 01/04/2028		11,200,000	21,706,862
6.500%, 07/04/2027		12,400,000	26,011,578
FMS Wertmanagement
1.608%, 01/20/2014 (P)		5,700,000	8,227,530

			64,930,802
Italy - 2.65%
Republic of Italy
Zero Coupon 11/30/2011 (Z)		5,900,000	8,449,460
2.100%, 09/15/2021		1,666,944	2,027,001
4.000%, 02/01/2037		1,600,000	1,715,757
4.750%, 02/01/2013		6,900,000	10,092,252

			22,284,470

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico - 0.27%
Government of Mexico
10.000%, 12/05/2024	MXN	20,900,000	$2,239,973

			2,239,973
Netherlands - 0.47%
Kingdom of Netherlands
4.500%, 07/15/2017	EUR	2,400,000	3,928,612

			3,928,612
New Zealand - 2.93%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	17,500,000	15,482,527
6.000%, 05/15/2021		9,600,000	9,086,720

			24,569,247
Norway - 0.45%
Kommunalbanken AS
2.000%, 01/14/2013		$3,700,000	3,771,355

			3,771,355
Spain - 1.81%
Kingdom of Spain
3.276%, 03/25/2014 (P)	EUR	11,000,000	15,184,256

			15,184,256
United Kingdom - 5.26%
Government of United Kingdom
4.250%, 12/07/2027 to 12/07/2040	GBP	11,100,000	19,466,865
4.500%, 09/07/2034		2,700,000	4,897,464
4.750%, 12/07/2030		6,800,000	12,808,787
5.000%, 03/07/2025		3,600,000	6,996,878

			44,169,994

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $182,472,191)			$192,759,812

CORPORATE BONDS - 46.44%
Australia - 4.75%
Bank of Scotland PLC/Australia
5.657%, 07/24/2012 (P)	AUD	2,900,000	3,105,608
Commonwealth Bank of Australia
0.525%, 09/17/2014 (P) (S)		$4,200,000	4,202,486
0.630%, 12/10/2012 (P) (S)		3,000,000	3,012,087
0.666%, 07/12/2013 (P) (S)		5,400,000	5,398,045
2.500%, 12/10/2012 (S)		3,400,000	3,489,536
Macquarie Bank, Ltd.
3.300%, 07/17/2014 (S)		5,200,000	5,572,231
National Australia Bank, Ltd.
3.375%, 07/08/2014 (S)		3,400,000	3,655,554
Suncorp-Metway, Ltd., Series TD
5.386%, 09/11/2013 (P)	AUD	6,100,000	6,530,157
Westpac Banking Corp.
2.700%, 12/09/2014 (S)		$1,200,000	1,268,242
2.900%, 09/10/2014 (S)		3,400,000	3,612,055

			39,846,001
Belgium - 0.21%
European Union
3.125%, 01/27/2015	EUR	1,100,000	1,647,971
3.250%, 04/04/2018		100,000	149,966

			1,797,937
Canada - 0.41%
Citigroup Finance Canada, Inc.
5.500%, 05/21/2013	CAD	300,000	319,064

The accompanying notes are an integral part of the financial statements.
117

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Canada (continued)
Falconbridge, Ltd.
7.350%, 06/05/2012		$3,000,000	$3,131,898

			3,450,962
Cayman Islands - 0.65%
IPIC, Ltd.
5.000%, 11/15/2020 (S)		600,000	618,000
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)		1,500,000	1,576,874
Petrobras International Finance Company
3.875%, 01/27/2016		100,000	102,511
5.375%, 01/27/2021		700,000	749,700
7.875%, 03/15/2019		400,000	486,400
UPCB Finance, Ltd.
7.625%, 01/15/2020	EUR	1,400,000	1,920,602

			5,454,087
France - 7.79%
BNP Paribas Home Loan
Covered Bonds SA
2.200%, 11/02/2015 (S)		$5,800,000	5,728,231
3.000%, 07/23/2013	EUR	600,000	877,956
4.750%, 05/28/2013		1,700,000	2,557,072
Cie de Financement Foncier
1.000%, 04/17/2014 (P) (S)		$1,700,000	1,698,565
1.625%, 07/23/2012 (S)		5,300,000	5,326,542
2.000%, 02/17/2012	EUR	4,200,000	6,043,935
2.125%, 04/22/2013 (S)		$4,000,000	4,027,108
2.500%, 09/16/2015 (S)		3,900,000	3,875,056
4.500%, 01/09/2013	EUR	2,600,000	3,865,180
Credit Agricole Home Loan
1.002%, 07/21/2014 (P) (S)		$4,600,000	4,567,285
Dexia Credit Local SA
0.496%, 01/12/2012 (P) (S)		1,900,000	1,899,280
2.625%, 01/21/2014	EUR	2,500,000	3,624,109
2.750%, 01/10/2014 to 04/29/2014 (S)		$13,600,000	13,710,155
Lafarge SA
6.500%, 07/15/2016		2,000,000	2,006,710
Societe Generale Societe de Credit
Fonciere
4.000%, 07/07/2016	EUR	700,000	1,059,446
Vivendi SA
5.750%, 04/04/2013 (S)		$4,300,000	4,569,709

			65,436,339
Germany - 5.46%
FMS Wertmanagement
1.661%, 02/18/2015 (P)	EUR	1,300,000	1,866,202
2.375%, 12/15/2014		8,300,000	12,111,137
3.375%, 06/17/2021		2,600,000	3,831,707
IKB Deutsche Industriebank AG
2.125%, 09/10/2012		3,300,000	4,763,089
Kreditanstalt fuer Wiederaufbau
1.250%, 06/17/2013		200,000	286,940
2.000%, 09/07/2016		4,000,000	5,740,832
5.500%, 06/05/2014	AUD	4,200,000	4,608,625
6.250%, 05/19/2021		9,600,000	10,908,447
Unitymedia Hessen GmbH & Company
KG / Unitymedia NRW GmbH
8.125%, 12/01/2017	EUR	1,200,000	1,732,420

			45,849,399

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Ireland - 0.48%
German Postal Pensions
Securitisation PLC
3.375%, 01/18/2016	EUR	2,700,000	$4,034,509

			4,034,509
Italy - 0.54%
Intesa Sanpaolo SpA
2.708%, 02/24/2014 (P) (S)		$1,600,000	1,516,421
6.500%, 02/24/2021 (S)		3,200,000	3,030,006

			4,546,427
Luxembourg - 0.21%
Sunrise Communications International SA
7.000%, 12/31/2017	EUR	1,300,000	1,802,090

			1,802,090
Netherlands - 5.62%
ABN Amro Bank NV
3.250%, 01/18/2013		2,500,000	3,659,655
3.750%, 01/12/2012		200,000	289,609
Achmea Hypotheekbank NV
0.607%, 11/03/2014 (P) (S)		$2,300,000	2,289,080
3.200%, 11/03/2014 (S)		700,000	744,961
3.200%, 11/03/2014		4,500,000	4,789,035
EuroCredit CDO I, BV
2.647%, 09/03/2012 (P)	EUR	1,307,672	1,859,724
Fortis Bank Nederland Holding NV
3.375%, 05/19/2014		2,400,000	3,598,762
Gazprom OAO Via White Nights
Finance BV
10.500%, 03/08/2014		$2,300,000	2,678,902
ING Bank NV
2.500%, 01/14/2016 (S)		2,300,000	2,326,947
3.375%, 03/03/2014	EUR	1,800,000	2,702,239
3.900%, 03/19/2014 (S)		$1,100,000	1,183,185
LeasePlan Corp. NV
3.000%, 05/07/2012 (S)		1,400,000	1,422,243
3.250%, 05/22/2014	EUR	1,100,000	1,644,318
NIBC Bank NV
2.800%, 12/02/2014 (S)		$4,500,000	4,723,281
3.500%, 04/07/2014	EUR	4,000,000	6,022,576
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/13/2019 (Q) (S)		$2,475,000	3,112,313
Scotland International Finance No 2 BV
4.250%, 05/23/2013 (S)		4,200,000	4,134,892

			47,181,722
Singapore - 0.07%
ICICI Bank, Ltd.
2.058%, 02/24/2014 (P) (S)		600,000	586,837

			586,837
South Korea - 0.20%
Export-Import Bank of Korea
5.750%, 05/22/2013	EUR	1,100,000	1,645,064

			1,645,064
Sweden - 1.03%
Stadshypotek AB
0.796%, 09/30/2013 (P) (S)		$4,300,000	4,295,494
1.450%, 09/30/2013 (S)		4,300,000	4,346,440

			8,641,934

The accompanying notes are an integral part of the financial statements.
118

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United Kingdom - 7.01%
Abbey National Treasury Services PLC
3.125%, 06/30/2014	EUR	6,400,000	$9,299,544
Bank of Scotland PLC
4.500%, 10/23/2013		100,000	150,233
Barclays Bank PLC
2.700%, 03/05/2012 (S)		$100,000	101,145
10.179%, 06/12/2021 (S)		800,000	967,280
BP Capital Markets PLC
2.375%, 12/14/2011		100,000	100,519
3.125%, 10/01/2015		2,600,000	2,719,353
LBG Capital No.1 PLC
7.375%, 03/12/2020	EUR	200,000	219,785
11.040%, 03/19/2020	GBP	2,800,000	4,272,526
LBG Capital No.2 PLC
7.625%, 12/09/2019		2,700,000	3,398,947
Lloyds TSB Bank PLC
1.246%, 04/02/2012 (P) (S)		$1,900,000	1,910,138
2.603%, 01/24/2014 (P)		1,200,000	1,198,804
Lloyds TSB Bank PLC (12.000% to
12/16/2024, then 3 month
LIBOR + 11.750%)
12/16/2024 (Q) (S)		2,600,000	2,808,000
Nationwide Building Society
2.875%, 09/14/2015	EUR	800,000	1,151,914
4.625%, 09/13/2012		4,600,000	6,784,001
5.500%, 07/18/2012 (S)		$4,300,000	4,463,065
5.500%, 07/18/2012		2,200,000	2,286,786
Pearson Dollar Finance Two PLC
6.250%, 05/06/2018 (S)		1,000,000	1,161,166
Royal Bank of Scotland PLC
2.625%, 05/11/2012 (S)		2,400,000	2,437,241
2.650%, 04/23/2012		7,800,000	7,905,612
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)		300,000	326,965
Virgin Media Secured Finance PLC
7.000%, 01/15/2018	GBP	900,000	1,512,104
Westpac Securities NZ, Ltd.
3.450%, 07/28/2014 (S)		$3,000,000	3,229,113
XL Capital Finance Europe PLC
6.500%, 01/15/2012		400,000	407,289

			58,811,530
United States - 12.01%
Ally Financial, Inc.
6.625%, 05/15/2012		2,000,000	2,020,000
6.875%, 09/15/2011 to 08/28/2012		5,900,000	5,938,000
Altria Group, Inc.
9.250%, 08/06/2019		2,000,000	2,639,890
American International Group, Inc.
0.360%, 10/18/2011 (P)		200,000	199,095
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,600,000	2,581,280
American International Group, Inc.,
Series A3 (4.875% to 03/15/2017, then
3 month EURIBOR + 1.730%)
03/15/2067	EUR	200,000	206,856
American International Group, Inc.,
Series REGS (8.000% to 05/22/2018,
then 3 month EURIBOR + 4.450%)
05/22/2038		1,150,000	1,486,778
AutoZone, Inc.
5.875%, 10/15/2012		$500,000	525,482

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United States (continued)
BA Covered Bond Issuer
4.125%, 04/05/2012	EUR	5,900,000	$8,549,947
Capital One Financial Corp.
5.700%, 09/15/2011		$600,000	600,701
CBS Corp.
8.875%, 05/15/2019		1,800,000	2,322,518
CIT Group, Inc.
5.250%, 04/01/2014 (S)		3,000,000	2,902,500
Citigroup, Inc.
0.522%, 06/09/2016 (P)		2,300,000	1,910,352
1.939%, 03/05/2014	EUR	3,500,000	4,764,269
6.000%, 08/15/2017		$1,000,000	1,083,588
6.125%, 11/21/2017		2,200,000	2,408,292
D.R. Horton, Inc.
5.250%, 02/15/2015		1,800,000	1,782,000
Dexia Credit Local/New York
2.000%, 03/05/2013 (S)		4,600,000	4,604,145
HCA, Inc.
7.875%, 02/15/2020		2,000,000	2,120,000
International Lease Finance Corp.
6.375%, 03/25/2013		800,000	790,000
6.750%, 09/01/2016 (S)		4,100,000	4,141,000
Intuit, Inc.
5.750%, 03/15/2017		2,000,000	2,300,498
Jones Apparel Group, Inc.
5.125%, 11/15/2014		600,000	603,000
JPMorgan Chase & Company
6.000%, 01/15/2018		1,500,000	1,673,468
Lehman Brothers Holdings, Inc.
5.625%, 01/24/2013 (H)		3,600,000	913,500
6.875%, 05/02/2018 (H)		4,200,000	1,076,250
Loews Corp.
5.250%, 03/15/2016		200,000	224,339
Masco Corp.
6.125%, 10/03/2016		700,000	685,341
Merrill Lynch & Company, Inc.
1.268%, 09/14/2018	EUR	1,900,000	2,163,579
1.335%, 08/25/2014 (P)		1,900,000	2,419,297
2.148%, 05/30/2014		600,000	807,606
6.750%, 05/21/2013		2,400,000	3,512,293
6.875%, 04/25/2018		$3,100,000	3,214,502
Morgan Stanley
0.700%, 10/18/2016 (P)		100,000	87,689
1.426%, 01/16/2017 (P)	EUR	100,000	122,960
1.853%, 01/24/2014 (P)		$3,700,000	3,627,502
1.870%, 03/01/2013 (P)	EUR	1,100,000	1,519,630
Norfolk Southern Corp.
5.257%, 09/17/2014		$2,000,000	2,229,738
Sealed Air Corp.
5.625%, 07/15/2013 (S)		700,000	734,735
Springleaf Finance Corp.
6.900%, 12/15/2017		2,000,000	1,690,000
Sprint Capital Corp.
8.750%, 03/15/2032		200,000	205,000
The Bear Stearns Companies LLC
7.250%, 02/01/2018		1,600,000	1,887,528
Transocean, Inc.
4.950%, 11/15/2015		4,100,000	4,431,682
Wal-Mart Stores, Inc.
5.000%, 10/25/2040		1,100,000	1,145,753
6.200%, 04/15/2038		400,000	480,546

The accompanying notes are an integral part of the financial statements.
119

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United States (continued)
WM Covered Bond Program
3.875%, 09/27/2011	EUR	6,600,000	$9,492,672

			100,825,801

TOTAL CORPORATE BONDS (Cost $382,223,463)			$389,910,639

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 21.36%
U.S. Government Agency - 21.07%
Federal National Mortgage Association
1.463%, 11/01/2042 to 10/01/2044 (P)		$2,412,313	2,390,517
2.185%, 11/01/2035 (P)		277,772	280,004
3.730%, 01/01/2018		5,000,000	5,305,744
4.000%, TBA (C)		154,600,000	159,892,427
4.000%, 11/01/2035 to 12/01/2040		8,291,565	8,601,965
5.106%, 09/01/2035 (P)		231,062	251,569
5.164%, 07/01/2035 (P)		197,139	213,372

			176,935,598
U.S. Government - 0.29%
U.S. Treasury Notes
2.125%, 08/15/2021		900,000	891,144
3.125%, 05/15/2021		1,200,000	1,297,871
3.625%, 02/15/2021 (F)		200,000	225,500

			2,414,515

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $176,874,610)			$179,350,113

MUNICIPAL BONDS - 3.67%
California - 2.04%
Bay Area Toll Authority
6.907%, 10/01/2050		1,700,000	2,085,832
Golden State Tobacco Securitization Corp.
5.000%, 06/01/2038		4,300,000	3,872,666
5.125%, 06/01/2047		300,000	192,639
Los Angeles Community College District
6.750%, 08/01/2049		1,900,000	2,379,351
Los Angeles County Public Works
Financing Authority
7.488%, 08/01/2033		100,000	114,624
7.618%, 08/01/2040		2,100,000	2,475,563
State of California
5.700%, 11/01/2021		2,200,000	2,434,168
7.600%, 11/01/2040		2,200,000	2,664,266
7.700%, 11/01/2030		800,000	882,856

			17,101,965
Georgia - 0.06%
Municipal Electric Authority of Georgia
6.655%, 04/01/2057		500,000	501,625

			501,625
New York - 0.38%
City of New York 5.237%, 12/01/2021		2,300,000	2,647,898
New York City Municipal Water Finance
Authority, Series 1289
8.931%, 12/15/2013 (P)		130,000	136,149
Triborough Bridge & Tunnel Authority
5.550%, 11/15/2040		400,000	442,788

			3,226,835
Ohio - 0.92%
American Municipal Power, Inc.
7.734%, 02/15/2033		1,400,000	1,730,862
8.084%, 02/15/2050		3,600,000	4,765,860

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

MUNICIPAL BONDS (continued)
Ohio (continued)
Buckeye Tobacco Settlement Financing
Authority 5.875%, 06/01/2047		$1,700,000	$1,191,751

			7,688,473
Puerto Rico - 0.00%
Puerto Rico Sales Tax Financing Corp.
Zero Coupon 08/01/2054 (Z)		500,000	29,925

			29,925
Texas - 0.27%
Northside Independent School District
5.741%, 08/15/2035		700,000	712,985
5.891%, 08/15/2040		1,500,000	1,535,490

			2,248,475

TOTAL MUNICIPAL BONDS (Cost $27,969,192)			$30,797,298

TERM LOANS - 0.71%
United States - 0.39%
Springleaf Finance Funding Company
5.500%, 05/10/2017		3,200,000	2,946,665
Ford Motor Company 2.960%, 12/16/2013		322,607	316,289

			3,262,954
Germany - 0.32%
Kabel Deutschland Holding AG
5.348%, 12/13/2016	EUR	1,900,000	2,678,555

			2,678,555

TOTAL TERM LOANS (Cost $6,014,630)			$5,941,509

CAPITAL PREFERRED SECURITIES - 0.29%
Cayman Islands - 0.27%
MUFG Capital Finance 5, Ltd. (6.299% to
01/25/2017, then 6 month GBP
LIBOR + 2.060%)
01/25/2017 (Q)	GBP	1,513,000	2,271,849
United States - 0.02%
State Street Capital Trust IV
1.247%, 06/15/2037 (P)		$200,000	151,668

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,414,838)			$2,423,517

COLLATERALIZED MORTGAGE
OBLIGATIONS - 14.97%
Commercial & Residential - 14.20%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.859%, 09/25/2035 (P)		113,054	80,365
American Home
Mortgage Investment Trust
Series 2007-1, Class GA2,
0.458%, 05/25/2047 (P)		367,402	48,004
Series 2004-3, Class 5A,
2.258%, 10/25/2034 (P)		315,831	269,116
Atomium Mortgage Finance BV,
Series 2003-I, Class A
1.560%, 07/01/2034 (P)	EUR	261,045	360,651
Banc of America Funding Corp.
Series 2006-A, Class 1A1,
2.765%, 02/20/2036 (P)		$1,135,522	990,460
Series 2006-J, Class 4A1,
5.758%, 01/20/2047 (P)		171,641	116,027

The accompanying notes are an integral part of the financial statements.
120

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
BCAP LLC Trust, Series 2006-AA2,
Class A1
0.388%, 01/25/2037 (P)	$1,898,359	$959,487
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2005-5, Class A2,
2.400%, 08/25/2035 (P)	931,962	859,457
Series 2005-9, Class A1,
2.560%, 10/25/2035 (P)	2,060,559	1,710,279
Series 2003-5, Class 1A2,
2.591%, 08/25/2033 (P)	62,780	57,631
Series 2005-2, Class A1,
2.710%, 03/25/2035 (P)	1,506,338	1,355,852
Series 2005-2, Class A2,
2.731%, 03/25/2035 (P)	365,088	337,028
Series 2003-7, Class 6A,
2.811%, 10/25/2033 (P)	126,082	119,418
Series 2004-2, Class 23A,
2.814%, 05/25/2034 (P)	85,724	80,449
Series 2003-9, Class 2A1,
2.856%, 02/25/2034 (P)	22,086	19,105
Series 2004-2, Class 22A,
2.883%, 05/25/2034 (P)	233,717	208,421
Series 2005-4, Class 3A1,
5.187%, 08/25/2035 (P)	514,670	410,386
Bear Stearns Alt-A Trust
Series 2006-8, Class 3A1,
0.378%, 02/25/2034 (P)	77,613	57,341
Series 2006-6, Class 31A1,
2.252%, 11/25/2036 (P)	1,892,220	1,124,491
Series 2005-7, Class 22A1,
2.774%, 09/25/2035 (P)	1,630,071	1,114,493
Series 2005-9, Class 24A1,
2.871%, 11/25/2035 (P)	775,523	430,520
Series 2006-6, Class 32A1,
4.502%, 11/25/2036 (P)	1,447,463	761,133
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.606%, 01/26/2036 (P)	854,242	516,750
Bella Vista Mortgage Trust,
Series 2005-2, Class 2A1
0.463%, 05/20/2045 (P)	643,325	340,085
Citigroup Mortgage Loan Trust, Inc.
Series 2005-12, Class 2A1,
1.018%, 08/25/2035 (P) (S)	1,103,604	803,733
Series 2005-6, Class A1,
2.370%, 08/25/2035 (P)	517,967	473,223
Series 2005-6, Class A2,
2.450%, 08/25/2035 (P)	554,781	461,404
Series 2005-11, Class A2A,
2.580%, 12/25/2035 (P)	1,383,314	1,192,349
Series 2005-11, Class 1A1,
2.660%, 12/25/2035 (P)	312,485	269,240
Commercial Mortgage Pass Through
Certificates, Series 2006-CN2A,
Class A2FL
0.426%, 02/05/2019 (P) (S)	2,600,000	2,501,051
Countrywide Alternative Loan Trust
Series 2006-OA19, Class A1,
0.393%, 02/20/2047 (P)	2,022,726	1,010,785
Series 2007-OA7, Class A1A,
0.398%, 05/25/2047 (P)	1,971,793	1,103,443
Series 2006-OA1, Class 2A1,
0.423%, 03/20/2046 (P)	1,243,781	670,528

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Countrywide Alternative Loan Trust (continued)
Series 2005-81, Class A1,
0.498%, 02/25/2037 (P)		$3,788,706	$1,889,606
Series 2007-11T1, Class A12,
0.568%, 05/25/2037 (P)		490,467	252,446
Series 2005-56, Class 2A3,
1.752%, 11/25/2035 (P)		102,846	56,705
Series 2005-56, Class 2A2,
2.292%, 11/25/2035 (P)		102,916	56,889
Series 2005-21CB, Class A3,
5.250%, 06/25/2035		172,652	143,579
Series 2007-7T2, Class A9,
6.000%, 04/25/2037		240,422	165,329
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037		218,597	133,941
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2004-25, Class 1A1,
0.548%, 02/25/2035 (P)		225,026	159,115
Series 2004-25, Class 2A1,
0.558%, 02/25/2035 (P)		271,231	185,631
Series 2005-R2, Class 1AF1,
0.558%, 06/25/2035 (P) (S)		94,109	81,930
Series 2005-HYB9, Class 5A1,
2.528%, 02/20/2036 (P)		505,235	336,175
Series 2004-12, Class 12A1,
2.779%, 08/25/2034 (P)		693,957	530,480
Series 2004-12, Class 11A1,
2.793%, 08/25/2034 (P)		68,322	48,305
Series 2005-HYB9, Class 3A2A,
3.017%, 02/20/2036 (P)		500,324	372,009
Series 2004-22, Class A3,
3.073%, 11/25/2034 (P)		235,652	177,424
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2003-AR18, Class 2A3,
2.438%, 07/25/2033 (P)		21,743	19,538
Series 2003-AR20, Class 2A1,
2.576%, 08/25/2033 (P)		229,982	221,077
Credit Suisse Mortgage
Capital Certificates
Series 2007-C3, Class A2,
5.903%, 06/15/2039 (P)		1,730,221	1,754,689
Series 2010-UD1, Class A,
5.947%, 12/18/2049 (P) (S)		300,000	334,252
Crusade Global Trust
Series 2004-2, Class A2,
1.675%, 11/19/2037 (P)	EUR	567,048	793,254
Series 2005-2, Class A2,
5.070%, 08/14/2037 (P)	AUD	2,753,749	2,847,202
Delphinus BV, Series 2001-II, Class A1
1.829%, 11/28/2031 (P)	EUR	247,932	355,267
Dutch Mortgage Portfolio Loans BV,
Series III, Class A
1.785%, 11/20/2035 (P)		796,651	1,121,798
First Flexible PLC, Series 7, Class A
0.944%, 09/15/2033 (P)	GBP	539,003	788,571
First Horizon Asset Securities, Inc.
Series 2003-AR4, Class 2A1,
2.706%, 12/25/2033 (P)		$121,497	111,346
Series 2005-AR3, Class 2A1,
2.746%, 08/25/2035 (P)		110,234	87,803

The accompanying notes are an integral part of the financial statements.
121

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.557%, 11/15/2031 (P)		$352,371	$323,451
German Residential Asset
Note Distributor PLC, Series 2006-1,
Class A
1.848%, 07/20/2016 (P)	EUR	1,134,728	1,519,168
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
2.959%, 06/25/2034 (P)		$18,306	14,977
Gosforth Funding PLC, Series 2011-1,
Class A2
2.283%, 04/24/2047	GBP	1,800,000	2,904,380
Great Hall Mortgages PLC
Series 2007-1, Class A2A,
0.955%, 03/18/2039 (P)		1,106,180	1,477,254
Series 2007-1, Class A2B,
1.624%, 03/18/2039 (P)	EUR	1,843,633	2,187,004
Series 2006-1, Class A2B,
1.644%, 06/18/2038 (P)		1,734,323	2,136,737
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
0.298%, 10/25/2046 (P)		$272,289	253,382
Greenpoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
2.882%, 10/25/2033 (P)		15,940	12,847
GS Mortgage Securities Corp. II,
Series 2010-C1, Class A2
4.592%, 08/10/2043 (S)		1,100,000	1,111,190
GSR Mortgage Loan Trust, Series 2003-1,
Class A2
1.850%, 03/25/2033 (P)		111,187	104,823
Harborview Mortgage Loan Trust
Series 2006-12, Class 2A2A,
0.402%, 01/19/2038 (P)		1,774,523	1,159,324
Series 2006-1, Class 2A1A,
0.452%, 03/19/2036 (P)		1,240,187	740,934
Series 2005-4, Class 3A1,
2.770%, 07/19/2035 (P)		38,370	27,394
Series 2003-1, Class A,
2.956%, 05/19/2033 (P)		219,385	203,584
Holmes Master Issuer PLC
Series 2011-1A, Class A3,
2.955%, 10/15/2054 (S)	EUR	600,000	855,916
Series 2010-1A, Class A3,
3.001%, 10/15/2054		3,800,000	5,452,404
Immeo Residential Finance PLC,
Series 2007-2, Class A
1.631%, 12/15/2016 (P)		958,216	1,291,286
Indymac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A
2.662%, 12/25/2034 (P)		$69,777	48,854
JPMorgan Alternative Loan Trust,
Series 2006-A6, Class 2A1
5.500%, 11/25/2036 (P)		300,337	283,933
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
2.110%, 11/25/2033 (P)		130,456	125,656
Series 2007-A1, Class 5A6,
2.907%, 07/25/2035 (P)		436,526	321,942
Series 2006-A1, Class 3A2,
5.309%, 02/25/2036 (P)		1,066,559	893,337

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Mansard Mortgages PLC, Series 2007-2X,
Class A1
1.474%, 12/15/2049 (P)	GBP	4,458,047	$5,984,589
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
0.647%, 12/15/2030 (P)		$569,080	500,205
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A8, Class A3A2,
0.468%, 08/25/2036 (P)		140,807	107,179
Series 2003-C, Class A1,
0.878%, 06/25/2028 (P)		491,927	438,533
Series 2003-A2, Class 1A1,
2.277%, 02/25/2033 (P)		106,599	94,048
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-8,
Class A3
6.165%, 08/12/2049 (P)		2,000,000	2,123,760
MLCC Mortgage Investors, Inc.,
Series 2005-2, Class 1A
1.653%, 10/25/2035 (P)		736,420	641,534
NCUA Guaranteed Notes
Series 2010-R1, Class 1A,
0.651%, 10/07/2020 (P)		3,822,251	3,832,418
Series 2010-R2, Class 2A,
0.671%, 11/05/2020 (P)		20,810,430	20,868,907
Newgate Funding PLC
Series 2007-3X, Class A1,
1.424%, 12/15/2050 (P)	GBP	1,119,189	1,762,273
Series 2007-3X, Class A3,
1.824%, 12/15/2050 (P)		4,200,000	4,716,173
Puma Finance, Ltd.
Series 2006-G5, Class A1,
0.368%, 02/21/2038 (P) (S)		$789,068	755,084
Series 2005-P11, Class BA,
5.303%, 08/22/2037 (P)	AUD	241,285	249,055
Series 2004-P10, Class BA,
5.422%, 07/12/2036 (P)		280,212	292,454
Residential Accredit Loans, Inc.
Series 2007-QO2, Class A1,
0.368%, 02/25/2047 (P)		$438,941	196,594
Series 2006-QO6, Class A1,
0.398%, 06/25/2046 (P)		1,968,599	686,830
Series 2006-QO3, Class A1,
0.428%, 04/25/2046 (P)		1,241,231	524,394
Residential Asset Securitization Trust
Series 2006-R1, Class A2,
0.618%, 01/25/2046 (P)		534,943	227,769
Series 2005-A15, Class 5A1,
5.750%, 02/25/2036		250,158	167,905
Residential Funding Mortgage
Securities I, Series 2005-SA4,
Class 1A21
3.078%, 09/25/2035 (P)		159,307	101,541
RMAC Securities PLC,
Series 2006-NS1X, Class A2A
0.974%, 06/12/2044 (P)	GBP	1,026,163	1,359,028
Sequoia Mortgage Trust, Series 5, Class A
0.562%, 10/19/2026 (P)		$165,081	141,972
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-19, Class 2A1,
1.652%, 01/25/2035 (P)		666,650	409,563
Series 2004-1, Class 4A1,
2.491%, 02/25/2034 (P)		142,964	129,270

The accompanying notes are an integral part of the financial statements.
122

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Structured Adjustable Rate Mortgage
Loan Trust (continued)
Series 2004-1, Class 4A2,
2.491%, 02/25/2034 (P)		$786,301	$700,660
Series 2004-4, Class 3A2,
2.571%, 04/25/2034 (P)		330,449	271,694
Series 2004-12, Class 7A1,
3.236%, 09/25/2034 (P)		395,599	367,616
Structured Asset Mortgage
Investments, Inc., Series 2006-AR3,
Class 12A1
0.438%, 05/25/2036 (P)		1,606,177	853,579
Structured Asset Securities Corp.,
Series 2006-11, Class A1
2.680%, 10/25/2035 (P) (S)		370,962	293,139
Superannuation Members Home Loans
Global Fund, Series 2004-7, Class A1
0.532%, 03/09/2036 (P)		574,054	568,561
Swan
Series 2006-1E, Class A1,
0.361%, 05/12/2037 (P)		1,012,410	978,675
Series 2006-1E, Class A2,
4.970%, 05/12/2037 (P)	AUD	911,169	954,598
Series 2010-1, Class A,
6.150%, 04/25/2041 (P)		2,014,413	2,120,136
Torrens Trust, Series 2007-1, Class A
5.303%, 10/19/2038 (P)		1,361,476	1,405,030
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR6, Class 2A1A,
0.448%, 04/25/2045 (P)		$434,301	335,698
Series 2005-AR13, Class A1A1,
0.508%, 10/25/2045 (P)		154,586	121,151
Series 2005-AR2, Class 2A1A,
0.528%, 01/25/2045 (P)		243,616	189,049
Series 2006-AR19, Class 1A,
0.992%, 01/25/2047 (P)		523,847	284,224
Series 2006-AR17, Class 1A1A,
1.062%, 12/25/2046 (P)		401,641	266,530
Series 2006-AR3, Class A1A,
1.252%, 02/25/2046 (P)		854,735	627,788
Series 2002-AR17, Class 1A,
1.452%, 11/25/2042 (P)		282,170	234,118
Series 2003-AR5, Class A7,
2.576%, 06/25/2033 (P)		90,893	86,882
Series 2003-AR9, Class 1A6,
2.589%, 09/25/2033 (P)		2,896,649	2,740,456
Washington Mutual Alternative Mortgage
Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.192%, 07/25/2046 (P)		381,020	146,660
Wells Fargo Mortgage
Backed Securities Trust
Series 2004-S, Class A1,
2.726%, 09/25/2034 (P)		242,399	231,080
Series 2006-AR2, Class 2A1,
2.741%, 03/25/2036 (P)		2,142,519	1,818,473

			119,193,718
U.S. Government Agency - 0.77%
Federal Home Loan Mortgage Corp.
Series 2004-2895, Class F,
0.557%, 06/15/2031 (P)		72,392	72,436

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series T-63, Class 1A1,
1.463%, 02/25/2045 (P)		$232,460	$227,423
Federal National Mortgage Association
Series 2005-120, Class NF,
0.318%, 01/25/2021 (P)		130,599	130,414
Series 2006-15, Class FC,
0.348%, 03/25/2036 (P)		386,347	364,203
Series 2006-16, Class FC,
0.518%, 03/25/2036 (P)		1,466,177	1,461,299
Series 2003-W6, Class F,
0.568%, 09/25/2042 (P)		427,178	426,485
Series 2004-W2, Class 5AF,
0.568%, 03/25/2044 (P)		325,618	310,414
Series 2010-136, Class FA,
0.718%, 12/25/2040 (P)		3,051,323	3,032,174
Series 2006-5, Class 3A2,
2.417%, 05/25/2035 (P)		459,699	472,739

			6,497,587

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $139,899,266)			$125,691,305

ASSET BACKED SECURITIES - 4.29%
Access Group, Series 2008-1, Class A
1.553%, 10/27/2025 (P)		2,008,608	2,022,465
Aegis Asset Backed Securities Trust,
Series 2005-4, Class 1A4
0.588%, 10/25/2035 (P)		2,500,000	1,920,908
Aquilae CLO PLC, Series 2006-1X,
Class A
2.057%, 01/17/2023 (P)	EUR	3,028,787	4,129,393
Bumper 2 SA, Series 2009-3, Class A
2.994%, 06/20/2022 (P)		403,527	580,237
Citibank Omni Master Trust,
Series 2009-A8, Class A8
2.307%, 05/16/2016 (P) (S)		$3,100,000	3,130,961
Countrywide Asset-Backed Certificates,
Series 2007-2, Class 2A1
0.268%, 08/25/2037 (P)		109,133	106,419
Duane Street CLO, Series 2005-1A,
Class A2
0.519%, 11/08/2017 (P) (S)		1,358,526	1,307,039
First Franklin Mortgage Loan Asset
Backed Certificates, Series 2006-FF15,
Class A3
0.268%, 11/25/2036 (P)		24,060	23,966
Ford Auto Securitization Trust,
Series 2009-R1A, Class A2
4.817%, 10/15/2012 (S)	CAD	406,516	417,807
Globaldrive BV, Series 2011-AA, Class A
2.098%, 04/20/2019	EUR	1,528,050	2,185,534
GSRPM Mortgage Loan Trust,
Series 2003-1, Class A2
0.918%, 01/25/2032 (P)		$93,996	88,417
Gulf Stream Compass CLO, Ltd.,
Series 2003-1A, Class A
0.849%, 08/27/2015 (P) (S)		537,637	523,336
Harvest CLO SA, Series IX, Class A1
2.003%, 03/29/2017 (P)	EUR	966,645	1,324,711
Landmark CDO, Ltd., Series 2005-1A,
Class A1L
0.626%, 06/01/2017 (P) (S)		$4,041,602	3,897,831

The accompanying notes are an integral part of the financial statements.
123

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES (continued)
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.778%, 10/25/2034 (P)		$134,514	$98,247
Magnolia Funding, Ltd.
Series 2010-1A, Class A,
1.835%, 04/11/2021 (P) (S)	EUR	1,487,174	1,898,020
Series 2010-1A, Class A2,
3.000%, 04/20/2017 (P) (S)		600,000	859,287
Series 2010-1A, Class A1,
3.000%, 04/20/2017 (P) (S)		569,999	817,154
Mid-State Trust, Series 1995-4, Class A
8.330%, 04/01/2030		$918,897	935,113
Pacifica CDO, Ltd., Series 2004-4x,
Class A1l
0.636%, 02/15/2017 (P)		1,597,851	1,551,576
Penta CLO SA, Series 2007-1X, Class A1
1.934%, 06/04/2024 (P)	EUR	871,477	1,076,614
SACO I, Inc., Series 2005-10, Class 1A
0.738%, 06/25/2036 (P)		$237,863	144,087
SLM Student Loan Trust
Series 2003-6, Class A4,
0.447%, 12/17/2018 (P)		249,062	248,016
Series 2009-B, Class A1,
6.207%, 07/15/2042 (P) (S)		3,843,555	3,620,848
The Plymouth Rock CLO, Ltd.,
Series 2010-1A, Class A
1.790%, 02/16/2019 (P) (S)		1,626,825	1,610,584
Whitney CLO, Ltd., Series 2004-1A,
Class A1LA
0.616%, 03/01/2017 (P) (S)		1,591,680	1,490,672

TOTAL ASSET BACKED SECURITIES (Cost $35,714,745)			$36,009,242

PREFERRED SECURITIES - 0.02%
United States - 0.02%
SLM Corp., 5.679%		$6,200	$127,782

TOTAL PREFERRED SECURITIES (Cost $69,750)			$127,782

OPTIONS PURCHASED - 0.00%
Call Options - 0.00%
Over the Counter Purchased Call on the
USD vs. JPY (Expiration Date:
09/08/2011; Strike Price: $91.00;
Counterparty: Morgan Stanley Capital
Group., Inc.) (I)		$15,000,000	$15

			15
Put Options - 0.00%
Over the Counter USD Purchased Options
(Expiration Date: 09/06/2011; Strike
Price: $83.50; Counterparty: Credit
Suisse International) (I)		5,000,000	0
Over the Counter USD Purchased Options
(Expiration Date: 12/05/2011; Strike
Price: $79.00; Counterparty: Credit
Suisse International) (I)		100,000,000	1

			1

TOTAL OPTIONS PURCHASED (Cost $13,805)			$16

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CERTIFICATE OF DEPOSIT * - 0.60%
Brazil - 0.60%
Banco Do Brasil SA
1.560%, 02/15/2012		$5,100,000	$5,063,209

			5,063,209

TOTAL CERTIFICATE OF DEPOSIT (Cost $5,063,209)			$5,063,209

SHORT-TERM INVESTMENTS - 5.11%
U.S. Government* - 1.52%
U.S. Treasury Bill
0.003%, 11/25/2011 (F)		814,000	813,995
0.005%, 09/15/2011 (D) (F)		112,000	111,999
0.005%, 11/10/2011 (D) (F)		1,012,000	1,011,988
0.005%, 11/17/2011 (D) (F)		520,000	519,993
0.010%, 09/22/2011 (D) (F)		570,000	569,994
0.015%, 12/01/2011 (D) (F)		950,000	949,964
0.026%, 02/23/2012 (D) (F)		4,697,000	4,696,410
0.035%, 09/22/2011 (D) (F)		280,000	279,972
0.113%, 09/15/2011 (D) (F)		2,880,000	2,878,545
0.158%, 09/01/2011 (F)		950,000	949,255

			12,782,115
Foreign Government* - 3.13%
Japan Treasury Discount Bill
0.110%, 10/31/2011	JPY	2,010,000,000	26,246,060

			26,246,060
Repurchase Agreement - 0.46%
Barclays Bank Tri-Party Repurchase
Agreement dated 08/31/2011 at 0.070%
to be repurchased at $2,700,005 on
09/01/2011, collateralized by
$2,578,000 U.S. Treasury Inflation
Note, 0.125% due 04/15/2016 (valued
at $2,764,511, including interest)		$2,700,000	2,700,000
Barclays Bank Tri-Party Repurchase
Agreement dated 08/31/2011 at 0.090%
to be repurchased at $1,200,003 on
09/01/2011, collateralized by
$1,120,211 Government National
Mortgage Association, 5.000% due
07/20/2040 (valued at $1,237,936,
including interest)		1,200,000	1,200,000

			3,900,000

TOTAL SHORT-TERM INVESTMENTS (Cost $42,458,726)			$42,928,175

Total Investments (Global Bond Fund)
(Cost $1,000,188,425) - 120.42%			$1,011,002,617
Other assets and liabilities, net - (20.42%)			(171,412,228)

TOTAL NET ASSETS - 100.00%			$839,590,389

Global Infrastructure Fund
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 99.68%
Australia - 2.35%
Macquarie Airports, Ltd.		5,000	$16,887
Transurban Group, Ltd.		7,500	41,566

			58,453
Belgium - 1.14%
Elia System Operator SA/NV		647	28,299

The accompanying notes are an integral part of the financial statements.
124

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Infrastructure Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Bermuda - 0.22%
Knightsbridge Tankers, Ltd.	300	$5,382
Brazil - 3.32%
Cia de Saneamento de Minas Gerais	1,000	19,662
Cia Energetica de Minas Gerais, ADR	1,755	33,205
Companhia de Saneamento Basico de Estado de
Sao Paulo, ADR	516	29,753

		82,620
Canada - 22.17%
Altagas, Ltd.	1,000	28,153
ATCO, Ltd.	700	45,747
Black Diamond Group, Ltd.	2,200	35,764
Bonterra Energy Corp.	400	20,647
Canyon Services Group, Inc.	4,200	53,267
Enbridge, Inc.	2,600	85,982
Finning International, Inc.	600	15,323
Gran Tierra Energy, Inc. (I)	1,000	6,311
Midway Energy, Ltd. (I)	6,000	25,610
Neo Material Technologies, Inc. (I)	2,700	24,731
Open Range Energy Corp. (I)	3,000	20,556
Pembina Pipeline Corp.	700	18,220
SNC-Lavalin Group, Inc.	500	26,744
TransCanada Corp.	2,600	112,190
Trinidad Drilling, Ltd.	2,000	16,563
Western Energy Services Corp. (I)	1,750	15,457

		551,265
France - 4.61%
Aeroports de Paris	400	33,462
GDF Suez, ADR	1,396	44,016
Groupe Eurotunnel SA	2,900	26,901
Vinci SA	200	10,415

		114,794
Germany - 6.17%
Bilfinger Berger SE	500	41,864
E.ON AG, ADR	1,900	41,686
Fraport AG, ADR	1,000	69,849

		153,399
Hong Kong - 2.95%
China Merchants Holdings
International Company, Ltd.	3,000	8,975
COSCO Pacific, Ltd.	40,000	54,859
Yuexiu Transport Infrastructure Ltd.	22,000	9,487

		73,321
Indonesia - 0.86%
Jasa Marga PT	45,000	21,481
Italy - 7.27%
Autostrade SpA	3,300	53,123
Enel SpA	21,000	102,534
Societa Iniziative Autostradali e Servizi SpA	3,000	25,054

		180,711
Japan - 0.29%
Nippon Densetsu Kogyo Company, Ltd.	700	7,121
Netherlands - 2.41%
Chicago Bridge & Iron Company NV	700	25,025
Koninklijke Vopak NV	700	34,915

		59,940
Portugal - 0.80%
EDP - Energias de Portugal SA, ADR	608	19,803
Singapore - 1.43%
CWT, Ltd.	10,000	9,301

Global Infrastructure Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Sia Engineering Company, Ltd.	8,000	$26,212

		35,513
Spain - 1.98%
Abertis Infraestructuras SA	3,100	49,302
Sweden - 0.46%
NCC AB	600	11,453
Switzerland - 0.69%
Foster Wheeler AG (I)	700	17,185
Thailand - 3.00%
Bangkok Expressway PCL	5,000	2,986
Electricity Generating PCL	10,141	23,771
Ratchaburi Electricity Generating Holding PCL	32,442	47,900

		74,657
United Kingdom - 5.84%
BBA Aviation PLC	5,000	13,598
Centrica PLC	8,739	42,431
National Grid PLC	3,000	30,302
Scottish & Southern Energy PLC, ADR	2,774	58,837

		145,168
United States - 31.72%
Aecom Technology Corp. (I)	500	11,360
Caterpillar, Inc.	600	54,600
Chevron Corp.	300	29,673
Cleco Corp.	1,200	42,636
ConocoPhillips	100	6,807
CSX Corp.	300	6,582
DTE Energy Company	465	23,510
El Paso Corp.	5,000	95,700
El Paso Electric Company	1,741	60,221
Fluor Corp.	600	36,432
IDACORP, Inc.	700	26,740
KBR, Inc.	1,500	45,075
Macquarie Infrastructure Company LLC	1,500	36,345
Public Service Enterprise Group, Inc.	300	10,239
Southern Union Company	500	20,940
Southwest Gas Corp.	1,000	37,020
Spectra Energy Corp.	4,300	111,671
Swift Energy Company (I)	300	9,255
The Williams Companies, Inc.	4,600	124,153

		788,959

TOTAL COMMON STOCKS (Cost $2,273,762)		$2,478,826

RIGHTS - 0.10%
Spain - 0.10%
Abertis Infraestructuras SA (Expiration
Date: 09/05/2011) (I)	3,100	2,449

TOTAL RIGHTS (Cost $2,480)		$2,449

Total Investments (Global Infrastructure Fund)
(Cost $2,276,242) - 99.78%		$2,481,275
Other assets and liabilities, net - 0.22%		5,561

TOTAL NET ASSETS - 100.00%		$2,486,836

The accompanying notes are an integral part of the financial statements.
125

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Real Estate Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.01%
Australia - 8.30%
Charter Hall Office REIT	264,281	$953,472
Commonwealth Property Office Fund	9,955	10,249
Dexus Property Group	2,945,246	2,718,775
Goodman Group	6,155,655	4,299,846
GPT Group	771,828	2,587,663
Investa Office Fund	4,779,950	3,146,898
Mirvac Group	1,290,391	1,669,484
Stockland	1,981,116	6,360,682
Westfield Group	1,390,007	12,145,703
Westfield Retail Trust	2,576,216	7,238,623

		41,131,395
Austria - 0.00%
Immofinanz AG - Escrow Shares (I)(L)	140,000	0
Brazil - 0.29%
BHG SA - Brazil Hospitality Group (I)	118,041	1,408,869
Canada - 3.71%
Boardwalk Real Estate Investment Trust	58,550	2,996,555
Canadian Real Estate Investment Trust	95,900	3,412,759
Chartwell Seniors Housing Real
Estate Investment Trust	543,450	3,995,548
Extendicare Real Estate Investment Trust	89,900	696,764
First Capital Realty, Inc.	71,300	1,218,791
H&R Real Estate Investment Trust (L)	280,000	6,061,472

		18,381,889
China - 1.21%
Agile Property Holdings, Ltd.	1,580,000	2,149,703
Country Garden Holdings Company	5,493,000	2,452,266
Longfor Properties Company, Ltd.	956,000	1,392,923

		5,994,892
Finland - 0.52%
Sponda Oyj	253,000	1,195,402
Technopolis Oyj	250,000	1,365,200

		2,560,602
France - 3.03%
Fonciere Des Regions	19,557	1,629,044
ICADE	30,000	3,037,394
Klepierre SA	74,000	2,558,479
Unibail-Rodamco SE	36,000	7,783,173

		15,008,090
Germany - 0.52%
Alstria Office Real Estate Investment Trust	107,500	1,447,425
DIC Asset AG	60,000	556,308
Prime Office AG (I)	97,120	561,337

		2,565,070
Guernsey, C.I. - 0.08%
Camper & Nicholsons
Marina Investments, Ltd. (I)	1,200,000	404,202
Hong Kong - 13.15%
China Overseas Land & Investment, Ltd.	4,557,452	9,770,107
Hang Lung Properties, Ltd.	1,448,592	5,393,291
Hong Kong Land Holdings, Ltd.	1,184,000	6,846,413
Hysan Development Company, Ltd.	500,000	2,022,281
Kerry Properties, Ltd.	317,303	1,372,145
Sino Land Company, Ltd.	1,592,000	2,450,661
Sun Hung Kai Properties, Ltd.	1,610,173	22,778,131
The Link REIT	1,777,500	6,196,994
Wharf Holdings, Ltd.	1,301,900	8,326,762

		65,156,785

Global Real Estate Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy - 0.50%
Beni Stabili SpA	3,322,179	$2,495,519
BGP Holdings PLC (I)	4,606,148	7

		2,495,526
Japan - 9.89%
Aeon Mall Company, Ltd.	97,200	2,209,248
Japan Real Estate Investment Corp.	353	3,560,895
Japan Retail Fund Investment Corp.	75	112,969
Kenedix Realty Investment Corp.	297	1,056,272
Mitsubishi Estate Company, Ltd. (L)	780,000	12,898,729
Mitsui Fudosan Company, Ltd.	702,000	11,889,069
Nippon Building Fund, Inc.	516	5,543,678
Sumitomo Realty &
Development Company, Ltd.	400,000	8,490,677
United Urban Investment Corp.	2,688	3,242,412

		49,003,949
Jersey, C.I. - 0.84%
LXB Retail Properties PLC (I)	1,715,000	2,919,149
Max Property Group PLC (I)	660,000	1,237,103

		4,156,252
Netherlands - 1.84%
Corio NV	105,000	6,108,972
Eurocommercial Properties NV	66,000	2,981,563

		9,090,535
Norway - 0.54%
Norwegian Property ASA	1,500,000	2,696,149
Philippines - 0.17%
Megaworld Corp.	19,277,300	859,855
Singapore - 3.42%
Ascendas Real Estate Investment Trust	1,289,000	2,273,588
Capitaland, Ltd.	2,075,500	4,515,697
CapitaMall Trust	3,064,000	4,757,883
City Developments, Ltd.	69,000	577,570
Global Logistic Properties, Ltd. (I)	907,000	1,261,598
Keppel Land, Ltd.	393,000	1,008,452
Mapletree Industrial Trust	1,043,000	1,020,374
Suntec Real Estate Investment Trust	1,375,000	1,542,176

		16,957,338
South Africa - 0.14%
South African Property Opportunities PLC (I)	750,000	703,092
Sweden - 0.82%
Fabege AB	278,397	2,630,319
Fastighets AB Balder - B Shares (I)	335,000	1,406,552

		4,036,871
Switzerland - 0.58%
Swiss Prime Site AG (I)	32,500	2,887,357
United Kingdom - 4.80%
British Land Company PLC	285,137	2,493,975
Conygar Investment Company PLC	475,000	740,074
Derwent London PLC	72,981	1,832,277
Development Securities PLC	470,000	1,502,416
Hammerson PLC	215,350	1,426,218
Land Securities Group PLC	325,000	3,884,278
Metric Property Investments PLC	935,000	1,593,544
Safestore Holdings, Ltd.	1,148,656	2,141,218
Segro PLC	1,220,000	5,121,774
Songbird Estates PLC (I)	218,929	426,589
Terrace Hill Group PLC	1,444,371	404,733
Unite Group PLC (I)	765,000	2,209,410

		23,776,506

The accompanying notes are an integral part of the financial statements.
126

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Global Real Estate Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United States - 43.66%
Alexander’s, Inc.	600	$259,740
American Assets Trust, Inc.	80,900	1,627,708
AvalonBay Communities, Inc.	87,206	11,893,154
Boston Properties, Inc.	155,900	16,258,811
Brandywine Realty Trust (L)	140,500	1,396,570
BRE Properties, Inc.	204,450	10,275,657
Brookdale Senior Living, Inc. (I)(L)	285,850	4,605,044
Brookfield Properties Corp. (L)	70,050	1,175,439
Camden Property Trust (L)	97,100	6,488,222
Chesapeake Lodging Trust	95,350	1,222,387
Colonial Properties Trust	157,050	3,301,191
DDR Corp.	626,700	7,764,813
Douglas Emmett, Inc. (L)	68,600	1,237,544
DuPont Fabros Technology, Inc. (L)	94,050	2,177,258
Equity Lifestyle Properties, Inc.	81,750	5,634,210
Extra Space Storage, Inc.	239,800	5,155,700
Federal Realty Investment Trust	87,600	7,932,180
General Growth Properties, Inc.	247,250	3,372,490
Glimcher Realty Trust	24,750	210,623
HCP, Inc. (L)	221,250	8,248,200
Health Care REIT, Inc. (L)	63,750	3,248,700
Home Properties, Inc.	17,350	1,160,195
Host Hotels & Resorts, Inc. (L)	371,554	4,395,484
Hudson Pacific Properties, Inc.	62,650	872,715
Liberty Property Trust (L)	67,950	2,306,223
LTC Properties, Inc.	76,400	2,062,036
Mack-Cali Realty Corp.	219,150	6,826,523
Pebblebrook Hotel Trust	173,300	2,784,931
Post Properties, Inc.	162,550	6,794,590
Prologis, Inc. (L)	315,495	8,590,929
PS Business Parks, Inc.	27,150	1,484,291
Public Storage (L)	70,600	8,735,338
Ramco-Gershenson Properties Trust	140,100	1,450,035
Sabra Healthcare, Inc.	14,550	170,017
Senior Housing Properties Trust	220,213	5,238,867
Simon Property Group, Inc.	236,623	27,803,203
SL Green Realty Corp.	114,725	8,287,734
Strategic Hotels & Resorts, Inc. (I)	740,300	3,538,634
Tanger Factory Outlet Centers, Inc.	259,500	7,299,735
Taubman Centers, Inc.	119,700	6,898,311
Vornado Realty Trust	71,000	6,099,610

		216,285,042

TOTAL COMMON STOCKS (Cost $406,875,168)		$485,560,266

SECURITIES LENDING COLLATERAL - 6.31%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	3,124,888	31,264,193

TOTAL SECURITIES LENDING
COLLATERAL (Cost $31,262,238)		$31,264,193

Total Investments (Global Real Estate Fund)
(Cost $438,137,406) - 104.32%		$516,824,459
Other assets and liabilities, net - (4.32%)		(21,424,389)

TOTAL NET ASSETS - 100.00%		$495,400,070

Heritage Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.60%
Consumer Discretionary - 20.55%
Auto Components - 1.15%
BorgWarner, Inc. (I)(L)	26,901	$1,920,462
Automobiles - 0.64%
Harley-Davidson, Inc.	27,900	1,078,614
Diversified Consumer Services - 0.92%
Weight Watchers International, Inc.	25,439	1,539,568
Hotels, Restaurants & Leisure - 2.88%
Arcos Dorados Holdings, Inc., Class A	47,513	1,309,932
Chipotle Mexican Grill, Inc. (I)(L)	8,000	2,506,960
Panera Bread Company, Class A (I)	8,693	1,000,999

		4,817,891
Internet & Catalog Retail - 4.75%
Netflix, Inc. (I)(L)	22,100	5,193,721
priceline.com, Inc. (I)(L)	5,100	2,740,026

		7,933,747
Media - 1.35%
CBS Corp., Class B	47,100	1,179,855
Focus Media Holding, Ltd., ADR (I)	34,300	1,075,648

		2,255,503
Specialty Retail - 6.58%
Abercrombie & Fitch Company, Class A	19,200	1,221,312
O’Reilly Automotive, Inc. (I)	59,500	3,860,360
PetSmart, Inc.	50,900	2,146,962
Tiffany & Company	11,400	820,344
Ulta Salon Cosmetics & Fragrance, Inc. (I)	35,000	2,067,800
Williams-Sonoma, Inc.	26,300	870,793

		10,987,571
Textiles, Apparel & Luxury Goods - 2.28%
Fossil, Inc. (I)	19,400	1,874,234
Lululemon Athletica, Inc. (I)	35,300	1,931,969

		3,806,203

		34,339,559
Consumer Staples - 8.42%
Beverages - 0.88%
Hansen Natural Corp. (I)	17,300	1,476,036
Food & Staples Retailing - 3.40%
Costco Wholesale Corp.	23,600	1,853,544
Whole Foods Market, Inc.	57,800	3,816,534

		5,670,078
Food Products - 3.23%
Green Mountain Coffee Roasters, Inc. (I)	17,800	1,864,372
Mead Johnson Nutrition Company	32,600	2,322,750
The J.M. Smucker Company	16,800	1,211,112

		5,398,234
Household Products - 0.91%
Church & Dwight Company, Inc.	34,800	1,515,192

		14,059,540
Energy - 9.41%
Energy Equipment & Services - 4.40%
Atwood Oceanics, Inc. (I)	20,500	862,845
National Oilwell Varco, Inc.	72,800	4,813,536
Oil States International, Inc. (I)	25,300	1,671,824

		7,348,205
Oil, Gas & Consumable Fuels - 5.01%
Cabot Oil & Gas Corp.	22,900	1,737,194
Concho Resources, Inc. (I)	28,500	2,478,075

The accompanying notes are an integral part of the financial statements.
127

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Heritage Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Linn Energy LLC	61,600	$2,331,560
SandRidge Energy, Inc. (I)	248,800	1,826,192

		8,373,021

		15,721,226
Financials - 3.19%
Capital Markets - 1.47%
KKR & Company LP	60,400	773,120
Lazard, Ltd., Class A	31,000	904,270
Raymond James Financial, Inc.	27,900	783,432

		2,460,822
Commercial Banks - 0.61%
SVB Financial Group (I)	21,900	1,009,152
Consumer Finance - 1.11%
Discover Financial Services	73,700	1,854,292

		5,324,266
Health Care - 15.06%
Biotechnology - 2.87%
Alexion Pharmaceuticals, Inc. (I)	50,000	2,897,250
Grifols SA (I)	53,000	1,090,787
Vertex Pharmaceuticals, Inc. (I)	17,800	805,806

		4,793,843
Health Care Equipment & Supplies - 3.81%
C.R. Bard, Inc.	15,800	1,505,108
Intuitive Surgical, Inc. (I)	2,700	1,029,645
MAKO Surgical Corp. (I)(L)	34,200	1,227,780
Sirona Dental Systems, Inc. (I)	22,700	1,059,182
The Cooper Companies, Inc.	20,500	1,543,035

		6,364,750
Health Care Providers & Services - 1.57%
Catalyst Health Solutions, Inc. (I)	27,700	1,488,044
Omnicare, Inc. (L)	38,500	1,143,835

		2,631,879
Health Care Technology - 3.80%
Allscripts Healthcare Solutions, Inc. (I)	60,700	1,089,869
Cerner Corp. (I)	24,600	1,622,616
SXC Health Solutions Corp. (I)	66,410	3,631,963

		6,344,448
Life Sciences Tools & Services - 1.11%
Agilent Technologies, Inc. (I)	9,000	331,830
Illumina, Inc. (I)(L)	29,300	1,526,530

		1,858,360
Pharmaceuticals - 1.90%
Jazz Pharmaceuticals, Inc. (I)	20,300	870,667
Questcor Pharmaceuticals, Inc. (I)	28,400	853,420
Shire PLC, ADR	14,900	1,446,790

		3,170,877

		25,164,157
Industrials - 15.02%
Aerospace & Defense - 3.62%
BE Aerospace, Inc. (I)	84,181	2,932,024
Precision Castparts Corp.	5,200	852,020
TransDigm Group, Inc. (I)	24,600	2,259,756

		6,043,800
Commercial Services & Supplies - 1.09%
Stericycle, Inc. (I)	20,800	1,824,368

Heritage Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering - 1.11%
Chicago Bridge & Iron Company NV	24,600	$879,450
KBR, Inc.	32,500	976,625

		1,856,075
Electrical Equipment - 1.70%
Polypore International, Inc. (I)	32,805	2,023,084
Sensata Technologies Holding NV (I)	25,200	817,488

		2,840,572
Machinery - 4.57%
Chart Industries, Inc. (I)	15,700	742,453
Cummins, Inc.	13,800	1,282,296
Graco, Inc.	19,100	754,068
Joy Global, Inc.	29,000	2,420,050
Titan International, Inc. (L)	39,700	853,550
WABCO Holdings, Inc. (I)	33,900	1,581,435

		7,633,852
Road & Rail - 1.31%
J.B. Hunt Transport Services, Inc.	21,500	864,085
Kansas City Southern (I)	24,400	1,321,504

		2,185,589
Trading Companies & Distributors - 1.62%
Fastenal Company (L)	81,100	2,715,228

		25,099,484
Information Technology - 19.71%
Communications Equipment - 1.65%
Aruba Networks, Inc. (I)(L)	41,100	876,663
Polycom, Inc. (I)	78,800	1,875,440

		2,752,103
Computers & Peripherals - 2.24%
Apple, Inc. (I)	9,700	3,732,851
Electronic Equipment, Instruments & Components - 1.41%
IPG Photonics Corp. (I)	12,400	718,952
Jabil Circuit, Inc.	97,400	1,641,190

		2,360,142
Internet Software & Services - 2.20%
Baidu, Inc., ADR (I)	14,400	2,099,232
LinkedIn Corp. Class A (I)(L)	5,213	438,518
VeriSign, Inc.	36,700	1,143,205

		3,680,955
IT Services - 4.33%
Alliance Data Systems Corp. (I)(L)	28,000	2,615,480
Cognizant Technology
Solutions Corp., Class A (I)	20,700	1,313,415
Teradata Corp. (I)	63,200	3,309,152

		7,238,047
Semiconductors & Semiconductor Equipment - 1.96%
ARM Holdings PLC	114,800	1,056,699
Cypress Semiconductor Corp. (I)	139,600	2,211,264

		3,267,963
Software - 5.92%
Check Point Software Technologies, Ltd. (I)(L)	44,600	2,428,024
Citrix Systems, Inc. (I)	11,303	683,040
CommVault Systems, Inc. (I)	27,900	946,089
Informatica Corp. (I)	30,000	1,253,400
NetSuite, Inc. (I)	38,012	1,222,086
Salesforce.com, Inc. (I)	15,500	1,995,625

The accompanying notes are an integral part of the financial statements.
128

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Heritage Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Solera Holdings, Inc.	23,200	$1,360,680

		9,888,944

		32,921,005
Materials - 5.20%
Chemicals - 2.50%
Airgas, Inc.	22,500	1,459,800
Albemarle Corp.	53,600	2,718,056

		4,177,856
Containers & Packaging - 1.82%
Crown Holdings, Inc. (I)	52,700	1,869,269
Rock-Tenn Company, Class A	21,700	1,164,639

		3,033,908
Metals & Mining - 0.88%
Cliffs Natural Resources, Inc.	17,800	1,474,730

		8,686,494
Telecommunication Services - 2.04%
Wireless Telecommunication Services - 2.04%
NII Holdings, Inc. (I)	33,400	1,286,902
SBA Communications Corp., Class A (I)	36,288	1,371,324
Tim Participacoes Satim
Participacoes SA, ADR	23,962	746,177

		3,404,403

		3,404,403
Utilities - 1.00%
Gas Utilities - 1.00%
National Fuel Gas Company	27,200	1,668,720

TOTAL COMMON STOCKS (Cost $140,010,055)		$166,388,854

SECURITIES LENDING COLLATERAL - 10.98%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	1,832,798	18,336,961

TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,333,165)		$18,336,961

SHORT-TERM INVESTMENTS - 1.23%
Money Market Funds - 1.23%
State Street Institutional U.S. Government
Money Market Fund, 0.00000% (Y)	$2,058,179	$2,058,179

TOTAL SHORT-TERM INVESTMENTS (Cost $2,058,179)		$2,058,179

Total Investments (Heritage Fund)
(Cost $160,401,399) - 111.81%		$186,783,994
Other assets and liabilities, net - (11.81%)		(19,723,142)

TOTAL NET ASSETS - 100.00%		$167,060,852

High Income Fund
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 30.66%
Consumer Discretionary - 17.70%
Adelphia Communications Corp.,
Escrow Certificates
7.750%, 01/15/2049 (I)	$3,000,000	$1,830
9.875%, 03/01/2049 (I)	1,965,000	1,199

High Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Adelphia Communications Corp., Escrow
Certificates (continued)
10.250%, 11/01/2049 (I)		$985,000	$601
Allison Transmission, Inc.
7.125%, 05/15/2019 (S)		1,000,000	927,500
Beazer Homes USA, Inc.
9.125%, 06/15/2018 to 05/15/2019		3,250,000	2,242,188
Canadian Satellite Radio Holdings, Inc.
8.000%, 09/10/2014	CAD	4,445,000	4,538,956
9.750%, 06/21/2018		4,976,000	5,081,180
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016		$11,209,396	7,454,248
Exide Technologies
8.625%, 02/01/2018 (S)		3,900,000	3,705,000
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)		20,530,000	10,470
Greektown Superholdings, Inc.
13.000%, 07/01/2015 (V)		2,054,000	2,120,755
Little Traverse Bay Bands of Odawa
Indians 9.000%, 08/31/2020 (S)		5,580,000	4,547,700
Majestic Star Casino LLC
9.500%, 10/15/2010 (H)		24,714,000	10,410,773
Mashantucket Western Pequot Tribe,
Series A 8.500%, 11/15/2015 (H)(S)		25,082,000	1,410,863
Mohegan Tribal Gaming Authority
6.125%, 02/15/2013		7,650,000	5,641,874
6.875%, 02/15/2015		2,170,000	1,177,225
7.125%, 08/15/2014		7,370,000	4,071,925
8.000%, 04/01/2012		2,295,000	1,663,875
11.500%, 11/01/2017 (S)		3,560,000	3,479,900
Revel AC, Inc., PIK
12.000%, 03/15/2018 (S)		2,682,000	1,877,400
SuperMedia, Inc., Escrow Certificates
8.000%, 11/15/2016 (I)		18,405,000	0
Waterford Gaming LLC
8.625%, 09/15/2014 (S)		2,125,391	810,645

			61,176,107
Consumer Staples - 0.82%
Reynolds Group Issuer, Inc./Reynolds
Group Issuer LLC
9.875%, 08/15/2019 (S)		3,000,000	2,820,000
Energy - 0.22%
Dominion Petroleum Acquisitions, PIK
11.000%, 10/02/2012 (R)		1,054,742	769,962
Financials - 2.30%
MBIA Insurance Corp. (14.00% to
01/15/2013, then 3 month
LIBOR + 11.26%)
14.000%, 01/15/2033 (S)		4,220,000	2,110,000
Nationstar Mortgage/Nationstar
Capital Corp. 10.875%, 04/01/2015 (S)		1,000,000	1,000,000
Realogy Corp.
11.500%, 04/15/2017		1,200,000	954,000
12.000%, 04/15/2017		4,853,607	3,882,886

			7,946,886
Health Care - 0.94%
National Mentor Holdings, Inc.
12.500%, 02/15/2018 (S)		3,480,000	3,253,800
Industrials - 3.35%
Colt Defense LLC/Colt Finance Corp.
8.750%, 11/15/2017		7,690,000	4,960,050

The accompanying notes are an integral part of the financial statements.
129

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Northwest Airlines, Inc., Escrow
Certificates 01/16/2017 (I)	$4,470,000	$0
Western Express, Inc.
12.500%, 04/15/2015 (S)	8,590,000	6,614,300

		11,574,350
Materials - 4.78%
American Pacific Corp.
9.000%, 02/01/2015	7,485,000	7,354,013
NewPage Holding Corp., PIK
1.000%, 11/01/2013 (H)	1,722,176	861
Rain CII Carbon LLC/CII Carbon Corp.
8.000%, 12/01/2018 (S)	6,930,000	6,930,000
Solo Cup Company 10.500%, 11/01/2013	1,215,000	1,239,300
Tembec Industries, Inc.
11.250%, 12/15/2018	1,000,000	985,000

		16,509,174
Telecommunication Services - 0.55%
Clearwire Communications LLC
12.000%, 12/01/2015 (S)	2,000,000	1,890,000

TOTAL CORPORATE BONDS (Cost $143,902,430)		$105,940,279

CONVERTIBLE BONDS - 26.67%
Consumer Discretionary - 15.15%
Exide Technologies Zero
Coupon 09/18/2013 (Z)	9,878,000	8,532,616
Ford Motor Company 4.250%, 11/15/2016	10,375,000	14,888,125
Saks, Inc. 7.500%, 12/01/2013 (S)	2,075,000	3,968,438
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)	19,315,000	24,940,494

		52,329,673
Consumer Staples - 0.17%
Alliance One International, Inc.
5.500%, 07/15/2014	650,000	602,063
Financials - 0.93%
MGIC Investment Corp.
9.000%, 04/01/2063 (S)	4,000,000	1,945,000
The PMI Group, Inc. 4.500%, 04/15/2020	4,345,000	1,270,913

		3,215,913
Industrials - 8.99%
AMR Corp. 6.250%, 10/15/2014	11,400,000	8,535,750
UAL Corp. 6.000%, 10/15/2029	7,125,000	16,351,875
US Airways Group, Inc.
7.250%, 05/15/2014	4,330,000	6,170,250

		31,057,875
Information Technology - 0.67%
Equinix, Inc. 4.750%, 06/15/2016	1,735,000	2,320,563
Telecommunication Services - 0.76%
Alcatel-Lucent USA, Inc.
2.875%, 06/15/2025	1,610,000	1,531,513
Clearwire Communications LLC/Clearwire
Finance, Inc. 8.250%, 12/01/2040 (S)	1,555,000	1,092,388

		2,623,901

TOTAL CONVERTIBLE BONDS (Cost $91,654,064)		$92,149,988

TERM LOANS (M) - 7.33%
Consumer Discretionary - 4.79%
East Valley Tourist Development Authority
12.000%, 08/06/2012	830,501	639,486

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (M) (continued)
Consumer Discretionary (continued)
Fontainebleau Las Vegas Holdings LLC
- 06/06/2014 (H)(T)	$757,938	$216,012
Fontainebleau Las Vegas Holdings LLC
- 06/06/2014 (H)(T)	1,618,638	461,312
Harrah’s Las Vegas Propco LLC
- 02/13/2013 (T)	2,000,000	1,550,000
Revel Entertainment LLC
9.000%, 02/17/2017	9,000,000	7,530,003
RH Donnelley, Inc.
9.000%, 10/24/2014	3,077,448	1,731,064
Supermedia, Inc.
11.000%, 12/31/2015	2,315,988	1,121,807
The Star Tribune Company
8.000%, 09/28/2014	327,342	322,432
8.000%, 09/29/2014	290,971	286,606
Vertis, Inc.
11.750%, 12/31/2015	3,391,276	2,679,108

		16,537,830
Consumer Staples - 0.28%
Great Atlantic & Pacific Tea Company
8.750%, 06/15/2012	988,611	973,782
Financials - 1.16%
iStar Financial, Inc.
7.000%, 06/30/2014	3,450,000	3,319,186
Realogy Corp.
13.500%, 10/15/2017	675,000	678,375

		3,997,561
Telecommunication Services - 1.10%
LightSquared LP
12.000%, 10/01/2014	5,135,695	3,800,414

TOTAL TERM LOANS (Cost $31,520,681)		$25,309,587

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.21%
Commercial & Residential - 0.21%
Harborview Mortgage Loan Trust
Series 2007-3, Class ES IO,
0.350%, 05/19/2047	37,968,498	250,592
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	47,122,644	257,290
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	31,689,121	204,395

		712,277

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $527,947)		$712,277

COMMON STOCKS - 14.87%
Consumer Discretionary - 8.65%
Canadian Satellite Radio Holdings, Inc. (I)	356,076	$1,418,050
Canadian Satellite Radio
Holdings, Inc., Class A (I)	577,161	2,298,507
Charter Communications, Inc., Class A (I)	298,873	14,907,785
Dex One Corp. (I)	63,334	89,934
Federal-Mogul Corp. (I)	31,002	550,596
Greektown Superholdings, Inc. (I)(V)	7,894	588,103
Lear Corp.	108,208	5,170,178
The Star Tribune Company (I)	11,462	355,322
Time Warner Cable, Inc.	14,999	982,435
Trump Entertainment Resorts, Inc. (I)	175,054	700,216
Vertis Holdings, Inc. (I)	203,071	2,842,994

		29,904,120

The accompanying notes are an integral part of the financial statements.
130

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 0.27%
Dominion Petroleum, Ltd., GDR (I)	15,339,792	$941,186
Financials - 0.55%
Talmer Bank & Trust Company (I)(R)	279,167	1,889,607
Industrials - 5.23%
Delta Air Lines, Inc. (I)	2,398,545	18,061,044
Materials - 0.17%
American Pacific Corp. (I)	70,200	519,480
Tembec, Inc. (I)	25,800	77,192

		596,672

TOTAL COMMON STOCKS (Cost $72,461,957)		$51,392,629

PREFERRED SECURITIES - 15.68%
Consumer Discretionary - 6.09%
Beazer Homes USA, Inc., 7.250%	$30,239	$341,701
Beazer Homes USA, Inc., 7.500%	30,240	384,350
Dana Holding Corp., 4.000% (S)	40,000	4,331,480
General Motors Company,
Series B, 4.750%	53,000	2,113,110
Greektown
Superholdings, Inc., Series A (I)(V)	168,490	12,552,505
The Goodyear Tire & Rubber
Company, 5.875%	29,459	1,323,298

		21,046,444
Financials - 5.38%
2010 Swift Mandatory Common Exchange
Security Trust, 6.000% (S)	286,430	2,679,266
Bank of America Corp., Series L, 7.250%	3,000	2,673,000
iStar Financial, Inc., Series E, 7.875%	310,545	5,791,663
iStar Financial, Inc., Series F, 7.800%	198,032	3,697,257
iStar Financial, Inc., Series I, 7.500%	210,951	3,754,928

		18,596,114
Industrials - 4.21%
Continental Airlines
Finance Trust II, 6.000%	440,074	14,522,442

TOTAL PREFERRED SECURITIES (Cost $49,819,262)		$54,165,000

WARRANTS - 0.17%
Charter Communications, Inc., Class A
(Expiration Date: 11/30/2014; Strike
Price: $46.86) (I)	43,795	602,181
The Star Tribune Company (Expiration
Date: 09/28/2013; Strike
Price $151.23) (I)	4,835	0

TOTAL WARRANTS (Cost $175,185)		$602,181

SHORT-TERM INVESTMENTS - 0.01%
Repurchase Agreement - 0.01%
Repurchase Agreement with State
Street Corp. dated 08/31/2011 at 0.010%
to be repurchased at $46,538 on
09/01/2011, collateralized by $50,000
U.S. Treasury Notes, 1.375% due
05/15/2013 (valued at $51,010,
including interest)	46,538	46,538

TOTAL SHORT-TERM INVESTMENTS (Cost $46,538)		$46,538

Total Investments (High Income Fund)
(Cost $390,108,064) - 95.60%		$330,318,479
Other assets and liabilities, net - 4.40%		15,192,753

TOTAL NET ASSETS - 100.00%		$345,511,232

High Yield Fund
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 3.90%
Argentina - 1.48%
Republic of Argentina
2.260%, 12/31/2038	EUR	508,123	237,224
7.000%, 09/12/2013 to 10/03/2015		$5,837,000	5,684,530
7.820%, 12/31/2033 (P)	EUR	3,241,220	3,119,530
8.000%, 02/26/2008 (H)		137	51
8.750%, 06/02/2017		$1,595,914	1,595,914
- 12/15/2035 (I)		8,000	8,352
- 12/15/2035 (I)	EUR	2,603,351	2,498,451
- 12/15/2035 (I)	ARS	1,938,355	8,088

			13,222,140
Brazil - 0.60%
Federative Republic of Brazil
10.000%, 01/01/2014 to 01/01/2017	BRL	8,893,000	5,368,873

			5,368,873
Indonesia - 0.75%
Republic of Indonesia
9.750%, 05/15/2037	IDR	11,122,000,000	1,517,926
10.250%, 07/15/2022 to 07/15/2027		24,033,000,000	3,448,238
11.000%, 09/15/2025		11,174,000,000	1,690,741

			6,656,905
Venezuela - 1.07%
Republic of Venezuela
Zero Coupon 04/15/2020 (P) (Z)		$305,000	84,638
5.750%, 02/26/2016		10,667,000	8,133,587
7.650%, 04/21/2025		949,000	576,518
8.500%, 10/08/2014		339,000	305,948
9.375%, 01/13/2034		568,000	389,080

			9,489,771

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $32,373,267)			$34,737,689

CORPORATE BONDS - 77.77%
Consumer Discretionary - 14.98%
American Greetings Corp.
7.375%, 06/01/2016		485,000	476,513
Bankrate, Inc. 11.750%, 07/15/2015		2,552,000	2,883,760
Boyd Gaming Corp.
7.125%, 02/01/2016 (L)		1,690,000	1,411,150
Burlington Coat Factory Warehouse Corp.
10.000%, 02/15/2019 (S)		2,800,000	2,611,000
Caesars Entertainment Operating
Company, Inc. 11.250%, 06/01/2017		30,000	32,325
CCO Holdings LLC/CCO
Holdings Capital Corp.
6.500%, 04/30/2021		650,000	635,375
7.875%, 04/30/2018		320,000	332,800
8.125%, 04/30/2020		3,420,000	3,616,650
Choctaw Resort Development Enterprise
7.250%, 11/15/2019 (S)		683,000	466,148
CityCenter Holdings LLC/CityCenter
Finance Corp. PIK
10.750%, 01/15/2017 (S)		2,011,216	1,930,766
DAE Aviation Holdings, Inc.
11.250%, 08/01/2015 (S)		2,450,000	2,505,125
DFS Furniture Holdings PLC
9.750%, 07/15/2017 (S)	GBP	270,000	379,122
9.750%, 07/15/2017		150,000	210,623
Downstream Development Authority of the
Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)		$2,800,000	2,688,000

The accompanying notes are an integral part of the financial statements.
131

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Edcon Proprietary, Ltd.
4.721%, 06/15/2014 (P)	EUR	1,200,000	$1,318,708
9.500%, 03/01/2018 (S)		$3,470,000	2,706,600
El Pollo Loco, Inc.
17.000%, 01/01/2018 (S)		5,430,000	5,267,100
Empire Today LLC/Empire Today
Finance Corp. 11.375%, 02/01/2017 (S)		1,550,000	1,449,250
Enterprise Inns PLC 6.500%, 12/06/2018	GBP	660,000	814,247
Fiesta Restaurant Group
8.875%, 08/15/2016 (S)		$1,370,000	1,359,725
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H) (S)		3,000,000	1,530
Ford Motor Credit Company LLC
5.875%, 08/02/2021 (I)		4,330,000	4,339,045
General Motors Company,
Escrow Certificates
7.200%, 01/15/2049 (I)		4,645,000	34,838
8.375%, 07/15/2049		9,805,000	73,538
Good Sam Enterprises LLC
11.500%, 12/01/2016		3,150,000	3,087,000
Gymboree Corp. 9.125%, 12/01/2018 (L)		4,010,000	3,468,650
Harrah’s Operating Company, Inc.
10.000%, 12/15/2015		1,300,000	1,218,750
10.750%, 02/01/2016		1,574,000	1,341,835
HOA Restaurant Group/HOA
Finance Corp. 11.250%, 04/01/2017 (S)		2,450,000	2,364,250
Inn of The Mountain Gods Resort &
Casino 8.750%, 11/30/2020 (S)		2,738,000	2,683,240
ITV PLC
7.375%, 01/05/2017	GBP	540,000	872,199
10.000%, 06/30/2014	EUR	310,000	495,413
Kabel BW Erste Beteiligungs GmbH
7.500%, 03/15/2019 (S)		$540,000	531,900
Landry’s Holdings, Inc.
11.500%, 06/01/2014 (S)		1,090,000	1,070,925
Landry’s Restaurants, Inc.
11.625%, 12/01/2015		4,600,000	4,841,500
11.625%, 12/01/2015 (S)		160,000	168,400
LBI Media, Inc. 9.250%, 04/15/2019 (S)		2,950,000	2,658,688
Marstons Issuer PLC (5.641% to
07/15/2019, then 3 month
LIBOR + 2.550%) 07/15/2035	GBP	380,000	518,157
MGM Resorts International
6.625%, 07/15/2015 (L)		$2,210,000	1,989,000
10.375%, 05/15/2014		540,000	592,650
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014		2,900,000	1,602,250
8.000%, 04/01/2012 (L)		6,883,000	4,990,175
NCL Corp. Ltd.
9.500%, 11/15/2018 (S)		4,540,000	4,698,900
11.750%, 11/15/2016		3,730,000	4,177,600
NetFlix, Inc. 8.500%, 11/15/2017		3,315,000	3,646,500
Nielsen Finance LLC/Nielsen
Finance Company
7.750%, 10/15/2018		5,230,000	5,399,975
11.500%, 05/01/2016		300,000	341,250
Oxford Industries, Inc.
11.375%, 07/15/2015		2,505,000	2,780,550
Pinnacle Entertainment, Inc.
7.500%, 06/15/2015		140,000	139,650
8.625%, 08/01/2017		425,000	443,063
Polish Television Holding BV
11.250%, 05/15/2017 (S)	EUR	400,000	574,600
QVC, Inc. 7.375%, 10/15/2020 (S)		$2,525,000	2,714,375

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Service Corp. International
7.500%, 04/01/2027		$2,720,000	$2,543,200
Seven Seas Cruises S de RL LLC
9.125%, 05/15/2019 (S)		3,200,000	3,168,000
Shea Homes LP/Shea Homes
Funding Corp. 8.625%, 05/15/2019 (S)		2,110,000	1,782,950
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)		5,760,000	5,256,000
Snoqualmie Entertainment Authority
4.179%, 02/01/2014 (P) (S)		2,165,000	1,916,025
9.125%, 02/01/2015 (S)		760,000	735,300
Sotheby’s 7.750%, 06/15/2015		3,540,000	3,752,400
Spencer Spirit Holdings, Inc./Spencer
Gifts LLC 11.000%, 05/01/2017 (S)		1,510,000	1,483,575
Standard Pacific Corp. 8.375%, 01/15/2021		1,290,000	1,115,850
Station Casinos, Inc.
6.000%, 04/01/2012 (H)		6,000,000	600
6.500%, 02/01/2014 (H)		500,000	50
6.625%, 03/15/2018 (H)		1,705,000	171
7.750%, 08/15/2016 (H)		7,310,000	731
Sugarhouse HSP Gaming Prop
Mezz LP/Sugarhouse HSP Gaming
Finance Corp. 8.625%, 04/15/2016 (S)		2,222,000	2,210,890
SuperMedia, Inc., Escrow Certificates
8.000%, 11/15/2016 (I)		6,615,000	0
The Neiman Marcus Group, Inc.
7.125%, 06/01/2028		3,885,000	3,496,500
Univision Communications, Inc.
6.875%, 05/15/2019 (S)		2,010,000	1,859,250
7.875%, 11/01/2020 (S)		2,950,000	2,832,000
8.500%, 05/15/2021 (S)		3,490,000	2,983,950
Ziggo Bond Company BV
8.000%, 05/15/2018 (S)	EUR	910,000	1,281,072

			133,373,897
Consumer Staples - 3.19%
Alliance One International, Inc.
10.000%, 07/15/2016		$4,490,000	4,057,838
Bumble Bee Acquisition Corp.
9.000%, 12/15/2017 (S)		1,790,000	1,736,300
Ceridian Corp., PIK 12.250%, 11/15/2015		3,278,350	3,032,474
Del Monte Foods Company
7.625%, 02/15/2019 (S)		460,000	456,550
Harmony Foods Corp.
10.000%, 05/01/2016 (S)		1,350,000	1,339,875
Hypermarcas SA 6.500%, 04/20/2021 (S)		5,610,000	5,447,310
NES Rentals Holdings, Inc.
12.250%, 04/15/2015 (S)		3,640,000	3,348,800
Reynolds Group Issuer, Inc./Reynolds
Group Issuer LLC
7.875%, 08/15/2019 (S)		1,290,000	1,277,100
8.250%, 02/15/2021 (S)		2,290,000	1,929,325
8.500%, 10/15/2016 (S)		400,000	409,000
9.000%, 04/15/2019 (S)		470,000	423,000
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)		4,910,000	4,959,100

			28,416,672
Energy - 14.17%
Adaro Indonesia PT
7.625%, 10/22/2019 (S)		1,720,000	1,900,600
Berry Petroleum Company
6.750%, 11/01/2020		530,000	514,100
10.250%, 06/01/2014		2,310,000	2,587,200

The accompanying notes are an integral part of the financial statements.
132

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Calumet Specialty Products
Partners LP/Calumet Finance Corp.
9.375%, 05/01/2019 (S)	$2,190,000	$2,113,350
Chesapeake Energy Corp.
6.625%, 08/15/2020	620,000	647,900
7.250%, 12/15/2018	1,050,000	1,128,750
Cie Generale de Geophysique-Veritas
7.750%, 05/15/2017	600,000	603,000
9.500%, 05/15/2016	1,810,000	1,905,025
Concho Resources, Inc.
7.000%, 01/15/2021	2,890,000	2,962,250
Consol Energy Inc. 8.250%, 04/01/2020	2,100,000	2,257,500
Corral Petroleum Holdings AB, PIK
2.000%, 09/18/2011 (S)	6,739,128	6,724,040
Crosstex Energy LP/Crosstex Energy
Finance Corp. 8.875%, 02/15/2018	2,100,000	2,173,500
Denbury Resources, Inc.
8.250%, 02/15/2020	2,574,000	2,712,353
El Paso Corp. 7.375%, 12/15/2012	156,000	164,862
Energy Future Intermediate
Holding Company LLC
9.750%, 10/15/2019	1,280,000	1,246,012
10.000%, 12/01/2020	7,213,000	7,271,072
Energy Transfer Equity LP
7.500%, 10/15/2020	2,540,000	2,603,500
Enterprise Products Operating LLC
(7.034% to 01/15/2018, then higher of
7.034% or 3 month
LIBOR + 2.680%) 01/15/2068	2,560,000	2,585,600
Enterprise Products Operating LLC
(8.375% to 08/01/2016, then 3 month
LIBOR + 3.708%) 08/01/2066	1,670,000	1,747,238
Exco Resources, Inc. 7.500%, 09/15/2018	4,780,000	4,493,200
First Wind Capital LLC
10.250%, 06/01/2018 (S)	2,550,000	2,435,250
Hercules Offshore, Inc.
10.500%, 10/15/2017 (S)	4,990,000	4,915,150
Indo Integrated Energy II BV
9.750%, 11/05/2016	860,000	950,300
Key Energy Services, Inc.
6.750%, 03/01/2021	2,365,000	2,317,700
MarkWest Energy Partners LP/MarkWest
Energy Finance Corp.
6.500%, 08/15/2021	1,020,000	1,040,400
MarkWest Energy Partners LP/MarkWest
Energy Finance Corp., Series B
8.750%, 04/15/2018	2,160,000	2,273,400
MEG Energy Corp.
6.500%, 03/15/2021 (S)	3,820,000	3,820,000
Milagro Oil & Gas
10.500%, 05/15/2016 (S)	2,660,000	2,274,300
Offshore Group Investments, Ltd.
11.500%, 08/01/2015	5,030,000	5,356,950
Oil States International, Inc.
6.500%, 06/01/2019 (S)	2,430,000	2,430,000
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018 (L)	6,670,000	5,669,500
Pan American Energy LLC
7.875%, 05/07/2021 (S)	210,000	217,350
7.875%, 05/07/2021	5,150,000	5,330,250
Parker Drilling Company
9.125%, 04/01/2018	2,640,000	2,745,600
Peabody Energy Corp. 7.875%, 11/01/2026	2,810,000	3,069,925
Petroplus Finance, Ltd.
6.750%, 05/01/2014 (S)	2,825,000	2,542,500

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Petroplus Finance, Ltd. (continued)
7.000%, 05/01/2017 (S)		$950,000	$826,500
Plains Exploration & Production Company
8.625%, 10/15/2019		1,990,000	2,159,150
10.000%, 03/01/2016		3,655,000	4,038,775
Precision Drilling Corp.
6.625%, 11/15/2020		2,480,000	2,511,000
Quicksilver Resources, Inc.
9.125%, 08/15/2019		210,000	215,250
11.750%, 01/01/2016		5,609,000	6,183,923
Regency Energy Partners LP/Regency
Energy Finance Corp.
6.500%, 07/15/2021		600,000	601,500
6.875%, 12/01/2018		1,880,000	1,917,600
Teekay Corp. 8.500%, 01/15/2020		5,380,000	5,232,050
Unit Corp. 6.625%, 05/15/2021		2,200,000	2,156,000
Whiting Petroleum Corp.
6.500%, 10/01/2018		1,670,000	1,670,000
Xinergy Corp. 9.250%, 05/15/2019 (S)		3,150,000	2,961,000

			126,202,375
Financials - 5.45%
Agile Property Holdings, Ltd.
10.000%, 11/14/2016		500,000	505,000
Ally Financial, Inc. 7.500%, 09/15/2020		1,180,000	1,159,350
Ashton Woods USA LLC (Zero Coupon
steps up to 11.000% on
06/30/2012) 06/30/2015 (S) (Z)		1,638,000	1,175,265
Astoria Depositor Corp., Series B
8.144%, 05/01/2021 (S)		3,730,000	3,468,900
Bank of America Corp., (8.125% to
05/15/2018, then 3 month
LIBOR + 3.640%) 05/15/2018 (Q)		1,000,000	945,500
Boats Investments BV, PIK
9.031%, 12/15/2015	EUR	731,876	725,425
Boparan Holdings, Ltd.
9.875%, 04/30/2018 (S)	GBP	540,000	710,032
Credit Agricole SA (8.375% to
10/13/2019, then
3 month LIBOR + 6.982%) (S)		$1,530,000	1,407,600
Dynegy-Roseton Danskammer, Series B
7.670%, 11/08/2016		2,980,000	2,011,500
Europcar Groupe SA
5.035%, 05/15/2013 (P)	EUR	330,000	436,122
9.375%, 04/15/2018 (S)		640,000	753,876
Ford Motor Credit Company LLC
12.000%, 05/15/2015		$3,585,000	4,325,571
General Motors Financial Company, Inc.
6.750%, 06/01/2018 (S)		2,610,000	2,596,950
HBOS PLC 2.340%, 09/01/2016 (P)	EUR	660,000	749,730
ICICI Bank, Ltd. (6.375% to 04/30/2017,
then 6 month
LIBOR + 2.280%) 04/30/2022 (S)		$454,000	422,220
ICICI Bank, Ltd. (6.375% to 04/30/2017,
then 6 month
LIBOR + 2.280%) 04/30/2022		2,443,000	2,253,668
ING Groep NV (5.140% to 03/17/2016,
then 3 month
LIBOR + 1.620%) 03/17/2016 (Q)	GBP	970,000	1,149,459
International Lease Finance Corp.
8.250%, 12/15/2020 (L)		$8,550,000	8,699,625
8.625%, 09/15/2015		4,520,000	4,610,400
8.750%, 03/15/2017		1,470,000	1,510,425
8.875%, 09/01/2017		300,000	306,750

The accompanying notes are an integral part of the financial statements.
133

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Leucadia National Corp.
8.125%, 09/15/2015		$885,000	$950,269
Offshore Group Investments, Ltd.
11.500%, 08/01/2015 (S)		1,320,000	1,405,800
Residential Capital LLC
9.625%, 05/15/2015		2,030,000	1,799,088
Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%) 09/30/2031 (Q)		2,200,000	1,650,000
SLM Corp. 8.000%, 03/25/2020		770,000	791,199
Swiss Reinsurance Co (5.252% to
05/25/2016, then 6 month
EURIBOR + 2.090%) 05/25/2016 (Q)	EUR	850,000	1,014,062
UPCB Finance III, Ltd.
6.625%, 07/01/2020 (S)		$1,020,000	1,004,700

			48,538,486
Health Care - 3.59%
American Renal Holdings Company, Inc.
8.375%, 05/15/2018		1,210,000	1,206,975
American Renal Holdings Company, Inc.,
PIK 9.750%, 03/01/2016 (S)		3,630,000	3,611,850
Biomet, Inc. 10.000%, 10/15/2017		250,000	261,875
Biomet, Inc., PIK 10.375%, 10/15/2017		670,000	706,850
CRC Health Corp. 10.750%, 02/01/2016		7,970,000	7,970,000
ExamWorks Group, Inc.
9.000%, 07/15/2019 (S)		1,860,000	1,753,050
Fresenius Medical Care US Finance, Inc.
6.875%, 07/15/2017		900,000	938,250
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)		3,415,000	3,807,725
HCA Holdings, Inc.
7.750%, 05/15/2021 (S)		3,000,000	2,955,000
HCA, Inc. 6.500%, 02/15/2020		1,990,000	2,012,388
INC Research LLC
11.500%, 07/15/2019 (S)		1,470,000	1,359,750
inVentiv Health, Inc.
10.000%, 08/15/2018 (S)		2,930,000	2,644,325
Ontex IV SA
9.000%, 04/15/2019	EUR	480,000	537,826
9.000%, 04/15/2019 (S)		370,000	414,574
Tenet Healthcare Corp.
6.875%, 11/15/2031		$2,310,000	1,830,675

			32,011,113
Industrials - 12.11%
Abengoa Finance SAU
8.875%, 11/01/2017 (S)		1,680,000	1,541,400
ACCO Brands Corp. 10.625%, 03/15/2015		1,410,000	1,542,188
Aguila 3 SA 7.875%, 01/31/2018 (S)		1,200,000	1,128,000
Altegrity, Inc. 11.750%, 05/01/2016 (S)		5,180,000	4,972,800
American Airlines 2011-1 Class B Pass
Through Trust 7.000%, 01/31/2018 (S)		1,748,382	1,503,608
American Reprographics Company
10.500%, 12/15/2016		3,550,000	3,301,500
Ardagh Packaging Finance PLC
7.375%, 10/15/2017 (S)	EUR	750,000	1,010,040
9.125%, 10/15/2020 (S)		$600,000	579,000
Beverage Packaging Holdings
Luxembourg II SA 8.000%, 12/15/2016	EUR	158,000	177,034
Building Materials Corp. of America
6.875%, 08/15/2018 (S)		$950,000	931,000
CMA CGM SA
8.500%, 04/15/2017 (S)		4,860,000	2,211,300
8.875%, 04/15/2019 (S)	EUR	900,000	581,783

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 2001-1 Class B Pass
Through Trust 7.373%, 12/15/2015		$31,911	$31,911
Continental Airlines 2007-1 Class C Pass
Through Trust 7.339%, 04/19/2014		4,255,256	4,148,873
Continental Airlines 2009-2 Class B Pass
Through Trust 9.250%, 05/10/2017		62,610	62,610
Continental Airlines, Inc.
6.750%, 09/15/2015 (S)		1,690,000	1,647,750
Delta Air Lines 2007-1 Class B Pass
Through Trust 8.021%, 08/10/2022		1,634,861	1,634,861
Delta Air Lines 2007-1 Class C Pass
Through Trust 8.954%, 08/10/2014		70,155	70,856
Delta Air Lines 2009-1 Series B Pass
Through Trust 9.750%, 12/17/2016		1,113,196	1,141,025
Delta Air Lines, Inc.
9.500%, 09/15/2014 (S)		1,289,000	1,321,225
Dematic SA 8.750%, 05/01/2016 (S)		4,780,000	4,564,900
Ducommun, Inc. 9.750%, 07/15/2018 (S)		1,470,000	1,477,350
FGI Operating Company, Inc.
10.250%, 08/01/2015		1,067,000	1,131,020
Florida East Coast Holdings Corp., PIK
10.500%, 08/01/2017 (S)		4,549,500	4,390,268
Florida East Coast Railway Corp.
8.125%, 02/01/2017 (S)		5,680,000	5,651,600
GEO Group, Inc. 7.750%, 10/15/2017		1,985,000	2,084,250
H&E Equipment Services, Inc.
8.375%, 07/15/2016		2,335,000	2,317,488
Hapag-Lloyd AG 9.750%, 10/15/2017 (S)		4,710,000	3,838,650
Hertz Holdings Netherlands BV
8.500%, 07/31/2015 (S)	EUR	830,000	1,168,450
Huntington Ingalls Industries, Inc.
6.875%, 03/15/2018 (S)		$1,770,000	1,663,800
7.125%, 03/15/2021 (S)		1,770,000	1,663,800
Jack Cooper Holdings Corp.
13.000%, 12/15/2015 (S)		5,400,000	5,454,000
Kansas City Southern de
Mexico SA de CV
8.000%, 02/01/2018		3,265,000	3,509,875
12.500%, 04/01/2016		570,000	662,055
Kansas City Southern Railway
8.000%, 06/01/2015		395,000	419,688
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017 (S)		10,000	10,150
10.000%, 06/01/2017		4,650,000	4,777,875
Navios Maritime Acquisition Corp./Navios
Acquisition Finance
8.625%, 11/01/2017		5,410,000	4,510,588
8.625%, 11/01/2017 (S)		920,000	767,050
Navios Maritime Holdings, Inc./Navios
Maritime Finance II U.S., Inc.
8.125%, 02/15/2019 (S)		1,680,000	1,369,200
Quality Distribution LLC/QD
Capital Corp. 9.875%, 11/01/2018		5,280,000	5,273,400
RailAmerica, Inc. 9.250%, 07/01/2017		3,220,000	3,477,600
Rearden G Holdings EINS GmbH
7.875%, 03/30/2020 (S)		3,815,000	3,948,525
RSC Equipment Rental Inc/RSC
Holdings III LLC 8.250%, 02/01/2021		1,670,000	1,557,275
Syncreon Global Ireland Ltd./Syncreon
Global Finance US, Inc.
9.500%, 05/01/2018 (S)		4,430,000	4,175,274
Triumph Group, Inc. 8.625%, 07/15/2018		2,070,000	2,204,550
United Air Lines, Inc.
9.875%, 08/01/2013 (S)		1,087,000	1,119,610
WCA Waste Corp. 7.500%, 06/15/2019 (S)		10,000	10,000

The accompanying notes are an integral part of the financial statements.
134

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Wyle Services Corp.
10.500%, 04/01/2018 (S)		$5,140,000	$5,095,024

			107,832,079
Information Technology - 1.30%
First Data Corp.
7.375%, 06/15/2019 (S)		1,230,000	1,156,200
11.250%, 03/31/2016 (L)		4,160,000	3,494,400
First Data Corp., PIK 10.550%, 09/24/2015		27,450	25,803
Freescale Semiconductor, Inc.
9.250%, 04/15/2018 (S)		950,000	999,875
10.750%, 08/01/2020		201,000	210,548
NXP BV/NXP Funding LLC
9.750%, 08/01/2018 (S)		4,900,000	5,157,250
Sterling Merger, Inc.
11.000%, 10/01/2019 (S)		530,000	517,413

			11,561,489
Materials - 8.27%
Appleton Papers, Inc.
10.500%, 06/15/2015 (S)		80,000	80,200
11.250%, 12/15/2015		4,243,000	4,136,925
ARD Finance SA, PIK
11.125%, 06/01/2018 (S)		720,000	619,200
Ardagh Packaging Finance PLC
9.250%, 10/15/2020 (S)	EUR	830,000	1,049,220
Berry Plastics Corp. 9.750%, 01/15/2021		$1,110,000	1,029,525
Building Materials Corp. of America
6.750%, 05/01/2021 (S)		1,740,000	1,666,050
CF Industries, Inc. 6.875%, 05/01/2018		420,000	476,175
China Forestry Holdings Company, Ltd.
10.250%, 11/17/2015 (S)		372,000	286,440
China Oriental Group Company, Ltd.
7.000%, 11/17/2017 (S)		630,000	567,000
Clondalkin Industries BV
8.000%, 03/15/2014	EUR	252,000	318,558
Evraz Group SA
6.750%, 04/27/2018 (S)		$5,200,000	5,031,000
9.500%, 04/24/2018		520,000	576,285
FMG Resources August 2006 Pty, Ltd.
6.375%, 02/01/2016 (S)		850,000	826,625
7.000%, 11/01/2015 (S)		610,000	608,475
Georgia Gulf Corp.
9.000%, 01/15/2017 (S)		2,015,000	2,055,300
Ineos Finance PLC 9.000%, 05/15/2015 (S)		1,560,000	1,579,500
Kerling PLC 10.625%, 02/01/2017 (S)	EUR	2,531,000	3,308,563
Longview Fibre Paper & Packaging, Inc.
8.000%, 06/01/2016 (S)		$2,660,000	2,633,400
Lyondell Chemical Company
8.000%, 11/01/2017 (S)		2,802,000	3,103,215
11.000%, 05/01/2018		1,734,433	1,936,061
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (S)		8,670,000	8,193,150
Mirabela Nickel, Ltd.
8.750%, 04/15/2018 (S)		2,274,000	2,114,820
NewPage Corp.
11.375%, 12/31/2014 (H) (L)		3,435,000	3,022,800
Novelis, Inc. 8.750%, 12/15/2020		4,690,000	4,936,225
PE Paper Escrow GmbH
11.750%, 08/01/2014 (S)	EUR	700,000	1,080,967
12.000%, 08/01/2014 (S)		$110,000	118,800
Ryerson Holding Corp. Zero
Coupon 02/01/2015 (Z)		7,200,000	3,600,000
Sappi Papier Holding GmbH
6.625%, 04/15/2021 (S)		1,400,000	1,246,000

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Sino-Forest Corp. 10.250%, 07/28/2014 (S)		$670,000	$204,350
Solutia, Inc.
7.875%, 03/15/2020		2,790,000	2,971,350
8.750%, 11/01/2017		1,400,000	1,487,500
Tempel Steel Company
12.000%, 08/15/2016 (S)		1,640,000	1,611,300
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018 (S)		3,320,000	3,029,500
TPC Group LLC 8.250%, 10/01/2017 (S)		550,000	563,750
Vedanta Resources PLC
6.750%, 06/07/2016 (S)		2,190,000	2,047,650
8.750%, 01/15/2014 (S)		2,060,000	2,080,600
Vedanta Resources PLC, Series REGS
8.750%, 01/15/2014		990,000	1,007,214
Verso Paper
Holdings LLC/Verso Paper, Inc.
8.750%, 02/01/2019		1,910,000	1,523,225
11.500%, 07/01/2014		333,000	352,980
West China Cement, Ltd.
7.500%, 01/25/2016 (S)		600,000	546,000

			73,625,898
Telecommunication Services - 10.62%
Axtel SAB de CV
7.625%, 02/01/2017		1,250,000	1,175,000
7.625%, 02/01/2017 (S)		4,000,000	3,760,000
9.000%, 09/22/2019		248,000	236,220
Buccaneer Merger Sub, Inc.
9.125%, 01/15/2019 (S)		1,776,000	1,776,000
Cengage Learning Acquisitions, Inc.
10.500%, 01/15/2015 (S)		9,980,000	7,684,600
13.250%, 07/15/2015 (S)		2,470,000	1,803,100
Cincinnati Bell Telephone Company LLC
6.300%, 12/01/2028		100,000	80,000
CMP Susquehanna Corp.
3.622%, 05/15/2014 (S)		192,000	191,645
Cogent Communications Group, Inc.
8.375%, 02/15/2018 (S)		3,340,000	3,486,125
Inmarsat Finance PLC
7.375%, 12/01/2017 (S)		4,250,000	4,420,000
Intelsat Jackson Holdings SA
7.250%, 04/01/2019 (S)		4,570,000	4,410,050
MetroPCS Wireless, Inc.
7.875%, 09/01/2018		2,020,000	2,047,775
Phones4u Finance PLC
9.500%, 04/01/2018 (S)	GBP	630,000	787,463
Primus Telecommunications Holding, Inc.
10.000%, 04/15/2017 (S)		$547,227	524,654
Satmex Escrow SA de CV
9.500%, 05/15/2017 (S)		2,330,000	2,286,313
Sprint Capital Corp.
6.875%, 11/15/2028		2,170,000	1,942,150
8.750%, 03/15/2032		16,935,000	17,358,375
Sprint Nextel Corp. 9.250%, 04/15/2022		300,000	310,500
Sunrise Communications Holdings SA
8.500%, 12/31/2018 (S)	EUR	484,000	667,456
Sunrise Communications International SA
7.000%, 12/31/2017 (S)		411,000	569,737
True Move Company, Ltd.
10.750%, 12/16/2013 (S)		$7,550,000	7,927,500
10.750%, 12/16/2013		800,000	840,000
TW Telecom Holdings, Inc.
8.000%, 03/01/2018		4,270,000	4,398,100
UPC Holding BV
8.000%, 11/01/2016	EUR	750,000	1,028,894

The accompanying notes are an integral part of the financial statements.
135

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
UPC Holding BV (continued)
9.875%, 04/15/2018 (S)		$1,040,000	$1,086,800
Vimpel Communications
6.493%, 02/02/2016 (S)		610,000	601,582
8.375%, 04/30/2013 (S)		570,000	602,774
Vimpel Communications OJSC
8.250%, 05/23/2016		2,890,000	3,027,275
VimpelCom Holdings BV
7.504%, 03/01/2022 (S)		2,800,000	2,669,800
West Corp.
7.875%, 01/15/2019		2,440,000	2,330,200
8.625%, 10/01/2018		3,530,000	3,441,750
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)		2,510,000	2,353,124
11.750%, 07/15/2017 (S)		850,000	881,875
Wind Acquisition Holdings Finance SA,
PIK 12.250%, 07/15/2017 (S)		3,672,632	3,672,632
Windstream Corp. 7.500%, 04/01/2023		4,280,000	4,140,900

			94,520,369
Utilities - 4.09%
AES El
Salvador Trust 6.750%, 02/01/2016		200,000	199,078
AES Ironwood LLC 8.857%, 11/30/2025		3,092,070	3,169,372
Calpine Corp.
7.500%, 02/15/2021 (S)		130,000	131,300
7.875%, 01/15/2023 (S)		5,320,000	5,426,400
Edison Mission Energy
7.625%, 05/15/2027		5,310,000	3,345,300
Foresight Energy LLC/Foresight
Energy Corp. 9.625%, 08/15/2017 (S)		4,520,000	4,542,600
GenOn REMA LLC 9.681%, 07/02/2026		850,000	854,250
Midwest Generation LLC, Series B
8.560%, 01/02/2016		242,904	239,260
Mirant Americas Generation LLC
9.125%, 05/01/2031		9,071,000	8,526,740
Mirant Mid Atlantic LLC
10.060%, 12/30/2028		5,300,162	5,777,175
NRG Energy, Inc. 8.500%, 06/15/2019		60,000	61,200
Suburban Propane Partners LP/Suburban
Energy Finance Corp.
7.375%, 03/15/2020		2,210,000	2,248,675
Texas Competitive Electric Holdings
Company LLC 11.500%, 10/01/2020 (S)		2,220,000	1,875,900

			36,397,250

TOTAL CORPORATE BONDS (Cost $733,914,004)			$692,479,628

CAPITAL PREFERRED SECURITIES - 1.39%
Financials - 1.39%
BAC Capital Trust VI
5.625%, 03/08/2035		420,000	332,435
BankAmerica Institutional Capital,
Series A
8.070%, 12/31/2026 (S)		200,000	199,000
Capital One Capital V
10.250%, 08/15/2039		2,290,000	2,377,249
Countrywide Capital III
8.050%, 06/15/2027		140,000	140,000
Deutsche Postbank Funding Trust IV
(5.983% 06/29/2017, then 3 month
EURIBOR + 2.070%)
06/29/2017 (Q)	EUR	1,050,000	1,040,745
ING Capital Funding Trust III
3.846%, 12/31/2011 (P) (Q)		$1,300,000	1,118,565

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
MBNA Capital A, Series A
8.278%, 12/01/2026	$920,000	$920,000
NB Capital Trust II
7.830%, 12/15/2026	2,930,000	2,871,400
NB Capital Trust IV
8.250%, 04/15/2027	380,000	380,000
Santander Finance Preferred SA
Unipersonal (10.500% until 09/29/2014,
then 3 month LIBOR + 7.673%)
09/28/2014 (Q)	1,790,000	1,808,061
The Dai-Ichi Life Insurance Company, Ltd.
(7.250% to 07/25/2021, then 3 month
LIBOR + 4.560%)
07/25/2021 (Q) (S)	1,170,000	1,190,776

		12,378,231

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $12,932,950)		$12,378,231

CONVERTIBLE BONDS - 1.14%
Energy - 0.02%
James River Coal Company
3.125%, 03/15/2018 (S)	260,000	193,700
Financials - 0.54%
Realogy Corp.
11.000%, 04/15/2018 (S)	5,770,000	4,789,100
Industrials - 0.50%
Horizon Lines, Inc.
4.250%, 08/15/2012 (H)	6,255,000	4,409,775
Materials - 0.08%
Hercules, Inc.
6.500%, 06/30/2029	930,000	723,075

TOTAL CONVERTIBLE BONDS (Cost $11,122,677)		$10,115,650

TERM LOANS - 3.19%
Consumer Discretionary - 0.92%
BCBG Max Azria Group, Inc.
9.720%, 05/19/2015	3,170,000	3,035,275
City Center Holdings LLC
7.500%, 01/13/2015	970,000	943,325
El Pollo Loco Inc. 9.250%, 07/14/2017	10,000	9,300
Ford Motor Company 2.960%, 12/16/2013	122,757	120,353
Newsday LLC 10.500%, 08/01/2013	4,000,000	4,130,000

		8,238,253
Financials - 0.59%
Bedding Superholdco, Inc.
- 02/15/2012 (H) (T)	3,677,672	9,194
Realogy Corp.
13.500%, 10/15/2017	5,200,000	5,226,000

		5,235,194
Health Care - 0.13%
Immucor, Inc. 7.250%, 08/17/2018	1,210,000	1,172,188
Industrials - 0.06%
Trico Shipping AS 10.000%, 05/12/2014	564,066	564,066
Information Technology - 0.31%
First Data Corp.
2.967%, 09/24/2014	460,397	406,301
4.217%, 03/24/2018	379,603	318,550
SRA International, Inc.
6.500%, 07/20/2018	2,130,000	1,999,538

		2,724,389

The accompanying notes are an integral part of the financial statements.
136

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)
Telecommunication Services - 0.83%
Vodafone Group PLC
6.250%, 07/11/2016	$1,890,000	$1,899,450
6.875%, 08/11/2015	5,504,986	5,504,986

		7,404,436
Utilities - 0.35%
Texas Competitive Electric Holdings
Company LLC 4.740%, 10/10/2017	4,205,419	3,090,983

TOTAL TERM LOANS (Cost $31,642,722)		$28,429,509

COMMON STOCKS - 3.08%
Consumer Discretionary - 1.81%
Charter Communications, Inc., Class A (I)	302,836	$15,105,460
Citadel Broadcasting Corp., Class A (I)	1,196	38,212
General Motors Company (I)	39,549	950,362

		16,094,034
Energy - 0.07%
SemGroup Corp., Class A (I)	27,952	640,939
Financials - 0.80%
Ashton Woods USA LLC, Class B (I)	1	325,080
KCad Holdings I, Ltd. (I)	641,422,217	6,799,076

		7,124,156
Industrials - 0.26%
DeepOcean Group Holdings AS (I)	151,066	2,114,924
Nortek, Inc. (I)	8,230	222,210

		2,337,134
Materials - 0.14%
LyondellBasell Industries NV, Class A	35,100	1,216,215

TOTAL COMMON STOCKS (Cost $22,910,106)		$27,412,478

PREFERRED SECURITIES - 4.21%
Financials - 4.10%
Banesto Holdings, Ltd., Series A (S)	$85,250	$2,176,543
Bank of America Corp. (8.000% to
01/30/2018, then
3 month LIBOR + 3.630%)	560,000	529,480
Bank of America Corp., Series L	15,210	13,552,110
Citigroup Capital XII (8.500% to
3/30/2015, then
3 month LIBOR + 5.870%)	357,275	9,149,813
Citigroup Capital XIII (7.875% to
10/30/2015, then
3 month LIBOR + 6.370%)	48,350	1,259,034
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	460,500	9,831,675

		36,498,655
Industrials - 0.11%
Jack Cooper Holdings Corp. (I) (S)	9,645	964,500
Information Technology - 0.00%
CMP Susquehanna Radio
Holdings Corp., Series A (I) (S)	44,870	0

TOTAL PREFERRED SECURITIES (Cost $40,629,693)		$37,463,155

WARRANTS - 0.19%
Buffets Restaurants Holdings, Inc.
(Expiration Date: 04/28/2014; Strike
Price: $12.00) (I)	4,996	0

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

WARRANTS (continued)
Charter Communications, Inc., Class A
(Expiration Date: 11/30/2014; Strike
Price: $51.28) (I)	5,718	$63,087
CMP Susquehanna Radio Holdings Corp.
(Expiration Date: 03/26/2019; Strike
Price: $0.01) (I)	51,274	0
General Motors Company ( Expiration
Date: 07/10/2016; Strike
Price: $10.00) (I)	52,475	802,343
General Motors Company (Expiration
Date: 07/10/2019; Strike
Price: $18.33) (I)	52,475	554,136
Jack Cooper Holdings Corp. (Expiration
Date: 05/06/2018) (I)	2,163	118,965
Nortek, Inc. (Expiration Date: 12/17/2014;
Strike Price: $52.80) (I)	12,027	13,350
SemGroup Corp., Class A (Expiration
Date: 11/30/2014; Strike
Price $25.00) (I)	29,423	147,115
Turbo Cayman, Ltd. (I)	1	0

TOTAL WARRANTS (Cost $5,751,368)		$1,698,996

SECURITIES LENDING COLLATERAL - 3.06%
John Hancock Collateral
Investment Trust, 0.2283% (Y) (W)	2,725,566	27,269,012

TOTAL SECURITIES LENDING
COLLATERAL (Cost $27,270,274)		$27,269,012

SHORT-TERM INVESTMENTS - 2.81%
U.S. Government & Agency
Obligations* - 1.71%
Federal Home Loan Mortgage Corp.
Discount Notes, 0.100%, 02/10/2012	$15,000,000	$14,993,250
Federal Home Loan Mortgage Corp.
Discount Notes, 0.120%, 01/10/2012 (F)	200,000	199,913

		15,193,163
Repurchase Agreement - 1.10%
Deutsche Bank Tri-Party Repurchase
Agreement dated 08/31/2011 at 0.05%
to be repurchased at $9,800,014 on
09/01/2011, collateralized by $9,453,000
Federal Home Loan Mortgage Corp.,
4.125% due 12/21/2012, (valued at
$9,995,999, including interest)	9,800,000	9,800,000

TOTAL SHORT-TERM INVESTMENTS (Cost $24,993,163)		$24,993,163

Total Investments (High Yield Fund)
(Cost $943,540,224) - 100.74%		$896,977,511
Other assets and liabilities, net - (0.74%)		(6,559,586)

TOTAL NET ASSETS - 100.00%		$890,417,925

Index 500 Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.87%
Consumer Discretionary - 10.25%
Auto Components - 0.21%
Johnson Controls, Inc.	150,389	$4,794,401

The accompanying notes are an integral part of the financial statements.
137

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Auto Components (continued)
The Goodyear Tire & Rubber Company (I)	54,124	$674,385

		5,468,786
Automobiles - 0.44%
Ford Motor Company (I)	841,905	9,361,984
Harley-Davidson, Inc.	52,369	2,024,586

		11,386,570
Distributors - 0.08%
Genuine Parts Company	34,872	1,918,657
Diversified Consumer Services - 0.11%
Apollo Group, Inc., Class A (I)	26,993	1,263,947
DeVry, Inc.	13,573	599,655
H&R Block, Inc.	67,664	1,023,080

		2,886,682
Hotels, Restaurants & Leisure - 1.88%
Carnival Corp.	95,736	3,162,160
Chipotle Mexican Grill, Inc. (I)	6,899	2,161,940
Darden Restaurants, Inc.	30,245	1,454,785
International Game Technology	66,484	1,014,546
Marriott International, Inc., Class A	62,927	1,842,503
McDonald’s Corp.	229,997	20,805,528
Starbucks Corp.	166,155	6,416,906
Starwood Hotels & Resorts Worldwide, Inc.	43,246	1,927,042
Wyndham Worldwide Corp.	37,681	1,223,879
Wynn Resorts, Ltd.	16,868	2,609,817
Yum! Brands, Inc.	103,196	5,610,767

		48,229,873
Household Durables - 0.26%
D.R. Horton, Inc.	62,306	655,459
Fortune Brands, Inc.	34,171	1,951,848
Harman International Industries, Inc.	15,495	560,764
Leggett & Platt, Inc.	31,670	702,757
Lennar Corp., Class A	35,633	523,805
Newell Rubbermaid, Inc.	64,544	893,289
Pulte Group, Inc. (I)	74,665	358,392
Whirlpool Corp. (L)	16,898	1,059,336

		6,705,650
Internet & Catalog Retail - 1.03%
Amazon.com, Inc. (I)	79,160	17,042,356
Expedia, Inc.	44,234	1,340,733
Netflix, Inc. (I)	9,658	2,269,727
priceline.com, Inc. (I)	11,006	5,913,084

		26,565,900
Leisure Equipment & Products - 0.13%
Hasbro, Inc.	30,196	1,169,793
Mattel, Inc.	77,045	2,070,199

		3,239,992
Media - 3.02%
Cablevision Systems Corp., Class A	50,996	920,988
CBS Corp., Class B	148,254	3,713,763
Comcast Corp., Class A	613,165	13,189,179
DIRECTV, Class A (I)	170,180	7,482,815
Discovery Communications, Inc., Series A (I)	61,748	2,610,705
Gannett Company, Inc.	53,300	615,615
News Corp., Class A	506,540	8,747,946
Omnicom Group, Inc.	62,316	2,526,914
Scripps Networks Interactive, Inc., Class A	20,122	862,228
The Interpublic Group of Companies, Inc.	108,327	934,862
The McGraw-Hill Companies, Inc.	67,536	2,843,941
The Walt Disney Company	418,989	14,270,765
The Washington Post Company, Class B (L)	1,144	406,989

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media (continued)
Time Warner Cable, Inc.	74,567	$4,884,139
Time Warner, Inc. (L)	237,372	7,515,198
Viacom, Inc., Class B	129,700	6,256,728

		77,782,775
Multiline Retail - 0.73%
Big Lots, Inc. (I)	16,665	564,944
Family Dollar Stores, Inc.	27,112	1,447,510
J.C. Penney Company, Inc.	47,261	1,258,560
Kohl’s Corp.	62,314	2,887,631
Macy’s, Inc.	94,602	2,454,922
Nordstrom, Inc.	37,192	1,690,748
Sears Holdings Corp. (I)(L)	9,549	571,890
Target Corp.	152,760	7,893,109

		18,769,314
Specialty Retail - 1.77%
Abercrombie & Fitch Company, Class A	19,434	1,236,197
AutoNation, Inc. (I)(L)	14,098	569,277
AutoZone, Inc. (I)	5,603	1,720,121
Bed Bath & Beyond, Inc. (I)	55,223	3,139,980
Best Buy Company, Inc.	71,525	1,830,325
CarMax, Inc. (I)	50,065	1,407,327
GameStop Corp., Class A (I)(L)	31,364	750,541
Home Depot, Inc.	352,945	11,781,304
Limited Brands, Inc.	55,904	2,109,817
Lowe’s Companies, Inc.	288,631	5,752,416
O’Reilly Automotive, Inc. (I)	30,562	1,982,863
Ross Stores, Inc.	25,922	1,983,681
Staples, Inc.	158,084	2,330,158
The Gap, Inc.	86,626	1,431,062
Tiffany & Company	28,313	2,037,403
TJX Companies, Inc.	85,588	4,674,817
Urban Outfitters, Inc. (I)	27,611	722,718

		45,460,007
Textiles, Apparel & Luxury Goods - 0.59%
Coach, Inc.	65,080	3,658,798
NIKE, Inc., Class B	84,080	7,285,532
Ralph Lauren Corp.	14,256	1,954,640
VF Corp. (L)	19,401	2,271,081

		15,170,051

		263,584,257
Consumer Staples - 10.88%
Beverages - 2.57%
Brown Forman Corp., Class B	22,842	1,638,914
Coca-Cola Enterprises, Inc.	72,046	1,989,911
Constellation Brands, Inc., Class A (I)	39,670	784,276
Dr. Pepper Snapple Group, Inc. (L)	49,067	1,888,098
Molson Coors Brewing Company, Class B	35,234	1,541,488
PepsiCo, Inc.	350,375	22,574,661
The Coca-Cola Company	507,450	35,749,853

		66,167,201
Food & Staples Retailing - 2.29%
Costco Wholesale Corp.	96,836	7,605,499
CVS Caremark Corp.	300,571	10,793,505
Safeway, Inc.	78,507	1,439,033
SUPERVALU, Inc. (L)	47,028	374,813
Sysco Corp.	129,331	3,612,215
The Kroger Company	134,447	3,167,571
Wal-Mart Stores, Inc.	423,362	22,527,092
Walgreen Company	202,930	7,145,165

The accompanying notes are an integral part of the financial statements.
138

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Whole Foods Market, Inc.	33,106	$2,185,989

		58,850,882
Food Products - 1.82%
Archer-Daniels-Midland Company	151,194	4,306,005
Campbell Soup Company (L)	40,457	1,289,365
ConAgra Foods, Inc.	90,649	2,213,649
Dean Foods Company (I)	40,601	350,793
General Mills, Inc.	141,517	5,364,909
H.J. Heinz Company	71,338	3,755,232
Hormel Foods Corp.	30,784	849,946
Kellogg Company	55,498	3,014,651
Kraft Foods, Inc., Class A	389,667	13,646,138
McCormick & Company, Inc., Non
Voting Shares	29,373	1,403,736
Mead Johnson Nutrition Company	45,291	3,226,984
Sara Lee Corp.	129,696	2,339,716
The Hershey Company	33,986	1,993,279
The J.M. Smucker Company	25,713	1,853,650
Tyson Foods, Inc., Class A	66,468	1,161,196

		46,769,249
Household Products - 2.22%
Clorox Company	29,551	2,059,705
Colgate-Palmolive Company	108,372	9,750,229
Kimberly-Clark Corp.	87,090	6,023,144
The Procter & Gamble Company (L)	618,737	39,401,172

		57,234,250
Personal Products - 0.18%
Avon Products, Inc.	95,354	2,151,186
The Estee Lauder Companies, Inc., Class A	25,273	2,468,161

		4,619,347
Tobacco - 1.80%
Altria Group, Inc.	464,032	12,617,030
Lorillard, Inc.	31,855	3,549,284
Philip Morris International, Inc.	394,208	27,326,499
Reynolds American, Inc.	74,939	2,815,458

		46,308,271

		279,949,200
Energy - 11.89%
Energy Equipment & Services - 2.19%
Baker Hughes, Inc.	96,344	5,887,582
Cameron International Corp. (I)	54,315	2,822,207
Diamond Offshore Drilling, Inc. (L)	15,415	982,398
FMC Technologies, Inc. (I)	53,268	2,368,295
Halliburton Company	202,828	8,999,478
Helmerich & Payne, Inc.	23,714	1,352,172
Nabors Industries, Ltd. (I)	63,701	1,174,646
National Oilwell Varco, Inc.	93,784	6,200,998
Noble Corp. (I)	55,908	1,887,454
Rowan Companies, Inc. (I)	28,260	1,019,338
Schlumberger, Ltd.	300,783	23,497,168

		56,191,736
Oil, Gas & Consumable Fuels - 9.70%
Alpha Natural Resources, Inc. (I)	50,221	1,660,808
Anadarko Petroleum Corp.	110,281	8,133,224
Apache Corp.	84,997	8,760,641
Cabot Oil & Gas Corp.	23,156	1,756,614
Chesapeake Energy Corp.	145,788	4,722,073
Chevron Corp.	445,607	44,074,988
ConocoPhillips	313,328	21,328,237
Consol Energy, Inc.	50,239	2,293,913

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc. (I)	88,058	$1,404,525
Devon Energy Corp.	93,764	6,360,012
El Paso Corp.	170,450	3,262,413
EOG Resources, Inc.	59,502	5,509,290
EQT Corp.	33,121	1,981,298
Exxon Mobil Corp.	1,091,945	80,847,608
Hess Corp.	67,029	3,977,501
Marathon Oil Corp.	157,853	4,249,403
Marathon Petroleum Corp.	78,923	2,924,886
Murphy Oil Corp.	42,881	2,297,564
Newfield Exploration Company (I)	29,315	1,496,531
Noble Energy, Inc.	39,115	3,456,201
Occidental Petroleum Corp.	180,185	15,629,247
Peabody Energy Corp.	60,015	2,928,732
Pioneer Natural Resources Company	25,881	2,023,118
QEP Resources, Inc.	39,166	1,379,035
Range Resources Corp.	35,608	2,305,974
Southwestern Energy Company (I)	77,118	2,926,628
Spectra Energy Corp.	144,057	3,741,160
Sunoco, Inc.	26,848	1,023,983
Tesoro Corp. (I)	31,870	766,792
The Williams Companies, Inc.	130,374	3,518,794
Valero Energy Corp.	126,412	2,872,081

		249,613,274

		305,805,010
Financials - 13.65%
Capital Markets - 1.97%
Ameriprise Financial, Inc.	53,707	2,454,410
BlackRock, Inc.	22,231	3,662,557
E*TRADE Financial Corp. (I)	55,786	689,515
Federated Investors, Inc., Class B (L)	20,632	365,393
Franklin Resources, Inc.	31,966	3,833,363
Invesco, Ltd.	102,424	1,874,359
Janus Capital Group, Inc.	41,278	301,329
Legg Mason, Inc. (L)	32,985	939,083
Morgan Stanley	329,435	5,765,113
Northern Trust Corp.	53,598	2,059,771
State Street Corp.	111,732	3,968,721
T. Rowe Price Group, Inc.	57,569	3,078,790
The Bank of New York Mellon Corp.	275,258	5,689,583
The Charles Schwab Corp.	222,006	2,737,334
The Goldman Sachs Group, Inc.	114,766	13,338,105

		50,757,426
Commercial Banks - 2.42%
BB&T Corp.	154,373	3,440,974
Comerica, Inc.	44,542	1,139,830
Fifth Third Bancorp	203,640	2,162,657
First Horizon National Corp.	58,397	411,115
Huntington Bancshares, Inc.	191,347	962,475
KeyCorp	210,793	1,399,666
M&T Bank Corp.	27,815	2,115,887
PNC Financial Services Group, Inc.	116,662	5,849,433
Regions Financial Corp.	278,534	1,264,544
SunTrust Banks, Inc.	119,020	2,368,498
U.S. Bancorp	427,059	9,912,039
Wells Fargo & Company (L)	1,172,404	30,599,744
Zions Bancorporation	40,751	710,697

		62,337,559
Consumer Finance - 0.81%
American Express Company	231,826	11,524,070
Capital One Financial Corp. (L)	101,773	4,686,647
Discover Financial Services	120,913	3,042,171

The accompanying notes are an integral part of the financial statements.
139

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Consumer Finance (continued)
SLM Corp.	116,904	$1,605,092

		20,857,980
Diversified Financial Services - 3.21%
Bank of America Corp.	2,246,153	18,351,070
Citigroup, Inc.	647,408	20,102,018
CME Group, Inc. (L)	14,867	3,971,273
IntercontinentalExchange, Inc. (I)	16,297	1,922,231
JPMorgan Chase & Company (L)	880,829	33,083,937
Leucadia National Corp.	43,914	1,301,172
Moody’s Corp.	43,925	1,354,208
NYSE Euronext	58,038	1,583,277
The NASDAQ OMX Group, Inc. (I)	33,289	788,616

		82,457,802
Insurance - 3.43%
ACE, Ltd.	74,793	4,830,132
Aflac, Inc.	103,669	3,910,395
American International Group, Inc. (I)	96,686	2,449,056
AON Corp.	73,268	3,423,814
Assurant, Inc.	21,406	752,849
Berkshire Hathaway, Inc., Class B (I)	383,762	28,014,626
Chubb Corp.	64,853	4,013,752
Cincinnati Financial Corp. (L)	36,126	1,008,638
Genworth Financial, Inc., Class A (I)	108,741	751,400
Hartford Financial Services Group, Inc.	98,712	1,889,348
Lincoln National Corp.	69,500	1,442,125
Loews Corp.	68,872	2,590,965
Marsh & McLennan Companies, Inc.	121,410	3,608,305
MetLife, Inc.	234,310	7,872,816
Principal Financial Group, Inc.	71,222	1,806,190
Prudential Financial, Inc.	108,173	5,431,366
The Allstate Corp.	115,933	3,040,923
The Progressive Corp.	144,882	2,778,837
The Travelers Companies, Inc.	92,858	4,685,615
Torchmark Corp.	25,292	966,407
Unum Group	68,226	1,606,040
XL Group PLC	68,600	1,427,566

		88,301,165
Real Estate Investment Trusts - 1.70%
Apartment Investment & Management
Company, Class A	26,470	703,308
AvalonBay Communities, Inc. (L)	19,356	2,639,771
Boston Properties, Inc.	32,274	3,365,855
Equity Residential	65,314	3,995,911
HCP, Inc.	90,015	3,355,759
Health Care REIT, Inc.	39,200	1,997,632
Host Hotels & Resorts, Inc. (L)	152,093	1,799,260
Kimco Realty Corp.	90,212	1,596,752
Plum Creek Timber Company, Inc.	35,887	1,362,629
Prologis, Inc.	100,701	2,742,088
Public Storage	31,015	3,837,486
Simon Property Group, Inc.	65,012	7,638,910
Ventas, Inc.	63,739	3,408,762
Vornado Realty Trust	36,343	3,122,227
Weyerhaeuser Company	119,391	2,152,620

		43,718,970
Real Estate Management & Development - 0.04%
CB Richard Ellis Group, Inc., Class A (I)	64,696	980,791
Thrifts & Mortgage Finance - 0.07%
Hudson City Bancorp, Inc.	116,709	724,763

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
People’s United Financial, Inc.	83,487	$980,972

		1,705,735

		351,117,428
Health Care - 11.35%
Biotechnology - 1.20%
Amgen, Inc. (L)	206,084	11,418,084
Biogen Idec, Inc. (I)	53,560	5,045,352
Celgene Corp. (I)	102,590	6,101,027
Cephalon, Inc. (I)	17,054	1,375,235
Gilead Sciences, Inc. (I)	174,460	6,958,337

		30,898,035
Health Care Equipment & Supplies - 1.85%
Baxter International, Inc.	126,434	7,077,775
Becton, Dickinson & Company	48,492	3,946,279
Boston Scientific Corp. (I)	338,786	2,296,969
C.R. Bard, Inc.	18,987	1,808,702
CareFusion Corp. (I)	49,542	1,268,771
Covidien PLC	109,889	5,734,008
DENTSPLY International, Inc.	31,200	1,098,240
Edwards Lifesciences Corp. (I)	25,420	1,917,939
Intuitive Surgical, Inc. (I)	8,709	3,321,177
Medtronic, Inc. (L)	237,044	8,313,133
St. Jude Medical, Inc.	72,897	3,319,729
Stryker Corp.	73,965	3,612,451
Varian Medical Systems, Inc. (I)	25,977	1,479,650
Zimmer Holdings, Inc. (I)	42,553	2,420,840

		47,615,663
Health Care Providers & Services - 2.07%
Aetna, Inc.	84,126	3,367,564
AmerisourceBergen Corp.	60,729	2,403,654
Cardinal Health, Inc.	77,712	3,302,760
CIGNA Corp.	59,976	2,803,278
Coventry Health Care, Inc. (I)	32,855	1,080,272
DaVita, Inc. (I)	21,167	1,557,468
Express Scripts, Inc. (I)	108,216	5,079,659
Humana, Inc.	37,328	2,898,146
Laboratory Corp. of America Holdings (I)	22,210	1,855,201
McKesson Corp. (L)	55,890	4,467,288
Medco Health Solutions, Inc. (I)	88,621	4,797,941
Patterson Companies, Inc.	21,238	620,574
Quest Diagnostics, Inc.	34,879	1,746,392
Tenet Healthcare Corp. (I)	108,514	572,954
UnitedHealth Group, Inc.	240,160	11,412,403
WellPoint, Inc.	81,389	5,151,924

		53,117,478
Health Care Technology - 0.08%
Cerner Corp. (I)	32,064	2,114,941
Life Sciences Tools & Services - 0.44%
Agilent Technologies, Inc. (I)	77,149	2,844,484
Life Technologies Corp. (I)	39,627	1,664,334
PerkinElmer, Inc.	25,006	571,887
Thermo Fisher Scientific, Inc. (I)	84,961	4,666,908
Waters Corp. (I)	20,312	1,622,319

		11,369,932
Pharmaceuticals - 5.71%
Abbott Laboratories	344,533	18,091,428
Allergan, Inc.	67,558	5,526,920
Bristol-Myers Squibb Company	378,154	11,250,082
Eli Lilly & Company (L)	225,821	8,470,546
Forest Laboratories, Inc. (I)	63,438	2,172,117

The accompanying notes are an integral part of the financial statements.
140

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Hospira, Inc. (I)	37,190	$1,718,178
Johnson & Johnson (L)	607,623	39,981,593
Merck & Company, Inc.	684,193	22,660,472
Mylan, Inc. (I)	97,364	2,021,277
Pfizer, Inc. (L)	1,751,414	33,241,838
Watson Pharmaceuticals, Inc. (I)	28,039	1,881,978

		147,016,429

		292,132,478
Industrials - 10.09%
Aerospace & Defense - 2.53%
General Dynamics Corp.	82,461	5,284,101
Goodrich Corp.	27,678	2,468,324
Honeywell International, Inc.	174,450	8,340,455
ITT Corp.	40,809	1,931,898
L-3 Communications Holdings, Inc.	23,528	1,595,669
Lockheed Martin Corp. (L)	63,122	4,683,021
Northrop Grumman Corp.	61,638	3,366,668
Precision Castparts Corp.	31,893	5,225,668
Raytheon Company	78,957	3,413,311
Rockwell Collins, Inc.	34,143	1,722,856
Textron, Inc.	61,214	1,032,680
The Boeing Company	163,644	10,941,238
United Technologies Corp.	202,879	15,063,766

		65,069,655
Air Freight & Logistics - 0.97%
C.H. Robinson Worldwide, Inc.	36,121	2,546,531
Expeditors International of Washington, Inc.	47,069	2,141,640
FedEx Corp.	69,974	5,508,353
United Parcel Service, Inc., Class B	218,606	14,731,858

		24,928,382
Airlines - 0.06%
Southwest Airlines Company	175,524	1,513,017
Building Products - 0.03%
Masco Corp.	79,379	704,092
Commercial Services & Supplies - 0.45%
Avery Dennison Corp.	23,419	681,727
Cintas Corp.	24,965	798,381
Iron Mountain, Inc.	44,483	1,447,477
Pitney Bowes, Inc. (L)	45,156	917,118
R.R. Donnelley & Sons Company (L)	41,568	633,912
Republic Services, Inc.	67,258	2,041,953
Stericycle, Inc. (I)	19,026	1,668,770
Waste Management, Inc.	105,105	3,472,669

		11,662,007
Construction & Engineering - 0.17%
Fluor Corp.	38,636	2,345,978
Jacobs Engineering Group, Inc. (I)	28,110	1,046,816
Quanta Services, Inc. (I)	47,899	919,182

		4,311,976
Electrical Equipment - 0.44%
Emerson Electric Company	166,614	7,755,882
Rockwell Automation, Inc.	31,985	2,051,198
Roper Industries, Inc.	21,257	1,635,726

		11,442,806
Industrial Conglomerates - 2.17%
3M Company	157,509	13,070,097
General Electric Company	2,350,833	38,342,086
Tyco International, Ltd.	103,962	4,322,740

		55,734,923

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery - 2.19%
Caterpillar, Inc.	142,854	$12,999,714
Cummins, Inc.	43,501	4,042,113
Danaher Corp.	120,704	5,529,450
Deere & Company	93,036	7,519,170
Dover Corp.	41,359	2,378,970
Eaton Corp.	75,637	3,248,609
Flowserve Corp.	12,377	1,167,646
Illinois Tool Works, Inc.	110,844	5,158,680
Ingersoll-Rand PLC	73,436	2,460,840
Joy Global, Inc.	23,286	1,943,217
PACCAR, Inc. (L)	81,008	3,048,331
Pall Corp.	25,738	1,315,984
Parker Hannifin Corp.	35,950	2,639,809
Snap-On, Inc.	12,900	682,539
Stanley Black & Decker, Inc.	37,268	2,309,871

		56,444,943
Professional Services - 0.09%
Dun & Bradstreet Corp.	10,945	732,111
Equifax, Inc.	27,280	881,962
Robert Half International, Inc.	32,542	778,405

		2,392,478
Road & Rail - 0.83%
CSX Corp.	244,447	5,363,167
Norfolk Southern Corp.	78,296	5,299,073
Ryder Systems, Inc.	11,384	535,959
Union Pacific Corp.	108,731	10,021,736

		21,219,935
Trading Companies & Distributors - 0.16%
Fastenal Company (L)	65,356	2,188,119
W.W. Grainger, Inc.	12,899	1,987,736

		4,175,855

		259,600,069
Information Technology - 17.88%
Communications Equipment - 1.94%
Cisco Systems, Inc.	1,219,194	19,116,962
F5 Networks, Inc. (I)	17,979	1,467,446
Harris Corp.	28,196	1,137,709
JDS Uniphase Corp. (I)	50,309	652,508
Juniper Networks, Inc. (I)	118,164	2,473,173
Motorola Mobility Holdings, Inc. (I)	65,388	2,466,435
Motorola Solutions, Inc.	75,268	3,168,030
QUALCOMM, INC.	370,077	19,044,162
Tellabs, Inc.	80,532	328,571

		49,854,996
Computers & Peripherals - 4.42%
Apple, Inc. (I)	204,987	78,885,147
Dell, Inc. (I)	363,936	5,409,909
EMC Corp. (I)	456,099	10,303,276
Hewlett-Packard Company	459,772	11,967,865
Lexmark International, Inc., Class A (I)	17,562	561,282
NetApp, Inc. (I)	81,544	3,067,685
SanDisk Corp. (I)	52,839	1,936,549
Western Digital Corp. (I)	51,521	1,519,354

		113,651,067
Electronic Equipment, Instruments & Components - 0.36%
Amphenol Corp., Class A	39,046	1,834,381
Corning, Inc.	348,000	5,230,440
FLIR Systems, Inc.	35,391	915,565
Jabil Circuit, Inc.	43,590	734,492

The accompanying notes are an integral part of the financial statements.
141

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Molex, Inc. (L)	30,812	$673,242

		9,388,120
Internet Software & Services - 1.72%
Akamai Technologies, Inc. (I)	41,385	907,987
eBay, Inc. (I)	253,175	7,815,512
Google, Inc., Class A (I)	55,717	30,140,668
Monster Worldwide, Inc. (I)	28,662	270,569
VeriSign, Inc.	37,344	1,163,266
Yahoo!, Inc. (I)	288,826	3,929,478

		44,227,480
IT Services - 3.58%
Accenture PLC, Class A	143,928	7,713,102
Automatic Data Processing, Inc.	110,769	5,541,773
Cognizant Technology
Solutions Corp., Class A (I)	67,440	4,279,068
Computer Sciences Corp.	34,388	1,054,336
Fidelity National Information Services, Inc.	59,651	1,680,965
Fiserv, Inc. (I)	31,831	1,777,125
International Business Machines Corp.	268,482	46,154,741
MasterCard, Inc., Class A	20,872	6,881,707
Paychex, Inc.	71,378	1,925,778
SAIC, Inc. (I)	61,851	927,765
Teradata Corp. (I)	37,420	1,959,311
The Western Union Company	140,135	2,315,030
Total Systems Services, Inc.	35,869	651,022
Visa, Inc., Class A	106,178	9,330,923

		92,192,646
Office Electronics - 0.10%
Xerox Corp.	310,603	2,578,005
Semiconductors & Semiconductor Equipment - 2.21%
Advanced Micro Devices, Inc. (I)(L)	128,005	874,274
Altera Corp.	71,423	2,599,083
Analog Devices, Inc.	66,429	2,193,486
Applied Materials, Inc.	292,214	3,307,862
Broadcom Corp., Class A (I)	105,759	3,770,308
First Solar, Inc. (I)(L)	12,033	1,203,059
Intel Corp.	1,175,273	23,658,245
KLA-Tencor Corp.	37,218	1,365,156
Linear Technology Corp.	50,457	1,444,584
LSI Corp. (I)	134,260	914,311
MEMC Electronic Materials, Inc. (I)	51,101	356,685
Microchip Technology, Inc. (L)	42,218	1,385,595
Micron Technology, Inc. (I)	190,936	1,128,432
National Semiconductor Corp.	53,463	1,331,229
Novellus Systems, Inc. (I)	19,799	553,778
NVIDIA Corp. (I)	133,062	1,771,055
Teradyne, Inc. (I)	41,119	497,540
Texas Instruments, Inc.	257,398	6,746,402
Xilinx, Inc.	58,878	1,833,461

		56,934,545
Software - 3.55%
Adobe Systems, Inc. (I)	111,818	2,822,286
Autodesk, Inc. (I)	51,189	1,443,530
BMC Software, Inc. (I)	39,202	1,591,993
CA, Inc.	84,141	1,766,120
Citrix Systems, Inc. (I)	41,670	2,518,118
Compuware Corp. (I)	48,365	409,168
Electronic Arts, Inc. (I)	73,698	1,664,101
Intuit, Inc. (I)	60,646	2,991,667
Microsoft Corp.	1,644,949	43,755,643
Oracle Corp.	863,734	24,245,013

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Red Hat, Inc. (I)	42,791	$1,691,956
Salesforce.com, Inc. (I)	26,715	3,439,556
Symantec Corp. (I)	167,481	2,872,299

		91,211,450

		460,038,309
Materials - 3.41%
Chemicals - 2.03%
Air Products & Chemicals, Inc.	46,971	3,845,516
Airgas, Inc.	15,488	1,004,861
CF Industries Holdings, Inc.	15,847	2,897,149
E.I. du Pont de Nemours & Company	205,860	9,936,862
Eastman Chemical Company	15,749	1,302,915
Ecolab, Inc. (L)	51,427	2,756,487
FMC Corp.	15,904	1,207,591
International Flavors & Fragrances, Inc.	17,819	1,033,858
Monsanto Company	118,811	8,189,642
PPG Industries, Inc.	35,056	2,684,939
Praxair, Inc.	67,401	6,638,324
Sigma-Aldrich Corp.	26,997	1,738,337
The Dow Chemical Company	260,581	7,413,529
The Sherwin-Williams Company	19,587	1,483,519

		52,133,529
Construction Materials - 0.04%
Vulcan Materials Company (L)	28,617	1,002,454
Containers & Packaging - 0.13%
Ball Corp.	37,222	1,337,014
Bemis Company, Inc.	23,348	725,189
Owens-Illinois, Inc. (I)	36,351	688,488
Sealed Air Corp.	35,497	653,855

		3,404,546
Metals & Mining - 1.07%
AK Steel Holding Corp. (L)	24,441	219,725
Alcoa, Inc.	235,800	3,020,598
Allegheny Technologies, Inc.	23,521	1,178,873
Cliffs Natural Resources, Inc.	32,064	2,656,502
Freeport-McMoRan Copper & Gold, Inc.	209,992	9,899,023
Newmont Mining Corp.	109,434	6,852,757
Nucor Corp.	70,061	2,527,801
Titanium Metals Corp.	19,956	319,895
United States Steel Corp. (L)	31,870	959,924

		27,635,098
Paper & Forest Products - 0.14%
International Paper Company	96,926	2,631,541
MeadWestvaco Corp.	37,617	1,035,220

		3,666,761

		87,842,388
Telecommunication Services - 2.95%
Diversified Telecommunication Services - 2.64%
AT&T, Inc.	1,312,716	37,386,152
CenturyLink, Inc.	136,289	4,926,847
Frontier Communications Corp. (L)	220,630	1,652,519
Verizon Communications, Inc. (L)	627,112	22,682,641
Windstream Corp.	112,977	1,434,808

		68,082,967
Wireless Telecommunication Services - 0.31%
American Tower Corp., Class A (I)	87,921	4,735,425
MetroPCS Communications, Inc. (I)	58,843	656,688

The accompanying notes are an integral part of the financial statements.
142

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Sprint Nextel Corp. (I)	663,202	$2,493,640

		7,885,753

		75,968,720
Utilities - 3.52%
Electric Utilities - 1.89%
American Electric Power Company, Inc. (L)	106,802	4,125,761
Duke Energy Corp.	295,137	5,581,041
Edison International	72,225	2,686,048
Entergy Corp.	39,455	2,572,861
Exelon Corp.	146,831	6,331,353
FirstEnergy Corp.	92,702	4,102,064
NextEra Energy, Inc.	93,529	5,304,965
Northeast Utilities	39,188	1,359,824
Pepco Holdings, Inc.	50,083	975,617
Pinnacle West Capital Corp.	24,171	1,069,323
PPL Corp.	127,938	3,694,849
Progress Energy, Inc.	65,285	3,185,908
Southern Company	188,216	7,784,614

		48,774,228
Gas Utilities - 0.09%
Nicor, Inc.	10,105	561,838
ONEOK, Inc.	23,739	1,683,095

		2,244,933
Independent Power Producers & Energy Traders - 0.18%
Constellation Energy Group, Inc.	44,501	1,712,843
NRG Energy, Inc. (I)	53,464	1,253,196
The AES Corp. (I)	145,596	1,581,173

		4,547,212
Multi-Utilities - 1.36%
Ameren Corp.	53,471	1,618,032
CenterPoint Energy, Inc.	94,284	1,886,623
CMS Energy Corp. (L)	55,963	1,102,471
Consolidated Edison, Inc.	64,858	3,645,668
Dominion Resources, Inc.	127,628	6,220,589
DTE Energy Company	37,537	1,897,871
Integrys Energy Group, Inc.	17,261	864,258
NiSource, Inc.	61,990	1,324,100
PG&E Corp.	88,209	3,735,651
Public Service Enterprise Group, Inc.	112,135	3,827,168
SCANA Corp.	25,334	1,018,933
Sempra Energy	53,075	2,787,499
TECO Energy, Inc.	47,635	871,721
Wisconsin Energy Corp.	51,811	1,639,300
Xcel Energy, Inc.	107,318	2,647,535

		35,087,419

		90,653,792

TOTAL COMMON STOCKS (Cost $2,009,795,060)		$2,466,691,651

SECURITIES LENDING COLLATERAL - 4.26%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	10,957,542	109,629,109

TOTAL SECURITIES LENDING
COLLATERAL (Cost $109,628,434)		$109,629,109

Total Investments (Index 500 Fund)
(Cost $2,119,423,494) - 100.13%		$2,576,320,760
Other assets and liabilities, net - (0.13%)		(3,319,184)

TOTAL NET ASSETS - 100.00%		$2,573,001,576

International Equity Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 92.42%
Australia - 5.62%
AGL Energy, Ltd.	12,164	$201,868
Alumina, Ltd.	70,857	134,422
Amcor, Ltd.	38,236	275,673
AMP, Ltd.	85,234	415,166
Asciano Group	95,696	161,178
Australia & New Zealand Banking Group, Ltd.	77,681	1,694,399
Australian Stock Exchange, Ltd.	5,693	177,257
Bendigo and Adelaide Bank, Ltd.	9,409	88,417
BHP Billiton, Ltd.	95,557	4,065,871
BlueScope Steel, Ltd.	45,278	39,978
Boral, Ltd.	16,759	66,497
Brambles, Ltd.	39,967	288,937
Caltex Australia, Ltd.	3,106	36,135
CFS Gandel Retail Trust	44,361	85,671
Coca-Cola Amatil, Ltd.	18,001	227,212
Cochlear, Ltd.	1,479	120,037
Commonwealth Bank of Australia	45,666	2,364,385
Computershare, Ltd.	11,029	91,705
Crown, Ltd.	11,735	104,893
CSL, Ltd.	15,440	466,015
Dart Energy, Ltd. (I)	12,301	9,139
Dexus Property Group	121,087	111,776
Duluxgroup, Ltd.	12,064	34,574
Echo Entertainment Group, Ltd. (I)	18,861	79,879
Fortescue Metals Group, Ltd.	35,690	232,654
Foster’s Group, Ltd.	59,359	317,016
Goodman Group	175,837	122,826
GPT Group	50,538	169,436
Harvey Norman Holding, Ltd.	11,715	26,147
Iluka Resources, Ltd.	13,370	236,920
Incitec Pivot, Ltd.	52,097	210,551
John Fairfax Holdings, Ltd. (L)	52,429	47,852
Leighton Holdings, Ltd.	3,887	84,977
Lend Lease Corp.	14,370	129,635
Lynas Corp., Ltd. (I)	39,822	77,813
MacArthur Coal, Ltd.	5,800	98,901
Macquarie Airports, Ltd.	9,706	32,781
Macquarie Group, Ltd.	10,202	284,663
Metcash, Ltd.	26,329	114,584
Mirvac Group	90,112	116,585
National Australia Bank, Ltd.	64,944	1,656,968
Newcrest Mining, Ltd.	22,638	975,134
NRMA Insurance Group, Ltd.	59,606	194,905
OneSteel, Ltd.	33,269	53,736
Orica, Ltd.	10,530	263,593
Origin Energy, Ltd.	31,944	485,802
Oxiana, Ltd.	9,856	125,410
Paladin Resources, Ltd. (I)	14,622	32,821
Qantas Airways, Ltd. (I)	24,543	41,243
QBE Insurance Group, Ltd.	30,267	459,072
QR National, Ltd.	48,974	172,921
Ramsay Health Care, Ltd.	2,900	55,304
Rio Tinto, Ltd.	12,864	1,003,914
Santos, Ltd.	24,436	308,625
Sonic Healthcare, Ltd.	9,248	116,980
SP Ausnet	23,546	23,346
Stockland	68,321	219,355
Suncorp-Metway, Ltd.	36,917	324,383
TABCORP Holdings, Ltd.	18,861	56,823
Tattersall’s, Ltd.	32,804	81,573
Telstra Corp., Ltd.	124,942	405,486
Toll Holdings, Ltd.	16,820	88,337
Transurban Group, Ltd.	36,005	199,546
Wesfarmers, Ltd.	29,750	981,451
Wesfarmers, Ltd. (Price Protected Shares)	4,541	152,876

The accompanying notes are an integral part of the financial statements.
143

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Westfield Group	65,657	$573,702
Westfield Retail Trust	81,585	229,237
Westpac Banking Corp.	90,116	1,994,275
Woodside Petroleum, Ltd.	18,558	701,396
Woolworths, Ltd.	36,494	986,026
WorleyParsons, Ltd.	5,693	167,099

		26,775,764
Austria - 0.21%
Erste Group Bank AG	5,750	208,609
Immoeast AG (I)	14,582	0
Immofinanz AG (I)	32,393	115,968
Oesterreichische Elektrizitaets AG, Class A	2,358	90,777
OMV AG	5,289	208,245
Raiffeisen Bank International AG (L)	1,754	73,047
Telekom Austria AG	10,922	121,610
Voestalpine AG	3,472	133,299
Wiener Staedtische Allgemeine
Versicherung AG	1,245	58,002

		1,009,557
Belgium - 0.64%
Ageas	67,935	135,903
Anheuser-Busch InBev NV	24,066	1,328,758
Anheuser-Busch InBev NV, VVPR (I)	9,984	14
Bekaert SA (I)(L)	1,293	73,283
Belgacom SA	4,924	161,287
Colruyt SA	2,557	133,807
Delhaize Group SA	3,240	216,874
Dexia SA (I)(L)	19,637	45,856
Groupe Bruxelles Lambert SA	2,589	208,869
KBC Bancassurance Holding NV	5,127	145,022
Mobistar SA	1,016	66,061
Solvay SA	1,836	224,630
UCB SA	3,118	139,489
Umicore SA	3,590	173,116

		3,052,969
Bermuda - 0.06%
Seadrill, Ltd.	9,526	308,671
Brazil - 1.63%
All America Latina Logistica SA	13,600	78,854
Amil Participacoes SA	4,525	51,137
Anhanguera Educacional Participacoes SA	4,014	66,568
B2W Companhia Global Do Varejo	3,100	31,255
Banco do Brasil SA	15,958	267,855
Banco Santander Brasil SA	17,579	169,065
BM&F Bovespa SA	55,706	326,488
BR Malls Participacoes SA	13,224	147,450
Brookfield Incorporacoes SA	9,381	41,251
Brookfield Incorporacoes SA (I)	479	2,136
CCR SA	6,800	204,995
Centrais Eletricas Brasileiras SA	7,700	78,843
CETIP SA - Balcao Organizado de Ativos
e Derivativos	6,378	99,763
Cia de Saneamento Basico do Estado de
Sao Paulo	2,679	77,413
Cia de Transmissao de Energia Electrica
Paulista, ADR (I)	100	2,743
Cia Hering	4,600	101,686
Cielo SA	6,644	170,701
Companhia Siderurgica Nacional SA	20,732	205,770
Cosan SA Industria e Comercio	4,738	71,134
CPFL Energia SA	7,400	96,457
Cyrela Brazil Realty SA	10,000	94,792

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Diagnosticos da America SA	7,000	$72,335
Duratex SA	8,662	58,167
Ecorodovias Infraestrutura e Logistica SA	4,538	39,339
EDP - Energias do Brasil SA	2,700	64,858
Empresa Brasileira de Aeronautica SA	15,900	100,879
Fibria Celulose SA	5,892	57,739
Gafisa SA	12,563	58,715
HRT Participacoes em Petroleo SA (I)	100	65,896
Hypermarcas SA	8,677	72,713
JBS SA (I)	18,485	49,583
Localiza Rent a Car SA (I)	4,320	75,116
Lojas Renner SA (I)	3,500	131,588
Marfrig Frigorificos e Comercio
de Alimentos SA	2,646	12,782
MMX Mineracao e Metalicos SA (I)	7,493	38,220
MRV Engenharia e Participacoes SA	10,285	86,575
Multiplan Empreendimentos Imobiliarios SA	2,485	52,263
Natura Cosmeticos SA	5,700	136,494
Odontoprev SA	3,591	62,034
OGX Petroleo e Gas Participacoes SA (I)	37,500	270,196
PDG Realty SA Empreendimentos
e Participacoes	33,588	165,208
Perdigao SA	18,300	357,976
Petroleo Brasileiro SA	89,256	1,286,780
Porto Seguro SA	5,027	61,957
Redecard SA	10,633	163,646
Rossi Residencial SA (I)	6,137	47,033
Souza Cruz SA	12,700	158,600
Sul America SA	4,503	50,832
Tam SA	96	1,898
Tele Norte Leste Participacoes SA	2,500	34,723
Tim Participacoes Satim Participacoes SA	19,971	121,941
Totvs SA	3,535	63,510
Tractebel Energia SA	2,700	42,911
Ultrapar Participacoes SA	10,000	174,571
Usinas Siderurgicas de Minas Gerais SA	4,400	62,881
Vale Fertilizantes SA	37,906	1,066,769

		7,753,084
Canada - 7.83%
Agnico-Eagle Mines, Ltd.	4,700	324,868
Agrium, Inc.	4,800	411,625
Alimentation Couche Tard, Inc.	3,500	102,466
ARC Resources, Ltd.	7,500	186,102
Athabasca Oil Sands Corp. (I)	7,500	107,219
Bank of Montreal (L)	18,800	1,178,719
Bank of Nova Scotia (L)	32,200	1,792,981
Barrick Gold Corp.	29,408	1,496,976
Baytex Energy Corp.	3,200	164,689
BCE, Inc.	7,073	284,422
Bell Aliant, Inc.	1,600	44,522
Bombardier, Inc.	38,800	188,988
Bonavista Energy Corp.	4,800	126,948
Brookfield Asset Management, Inc.	15,825	470,242
Brookfield Properties Corp. (L)	7,050	118,712
Brookfield Residential Properties, Inc. (I)(L)	721	5,632
CAE, Inc.	7,300	80,059
Cameco Corp.	10,900	252,994
Canadian Imperial Bank of Commerce	11,700	912,774
Canadian National Railway Company	13,600	1,000,315
Canadian Natural Resources, Ltd.	31,800	1,201,470
Canadian Oil Sands, Ltd.	13,700	327,496
Canadian Pacific Railway, Ltd.	4,800	275,658
Canadian Tire Corp., Ltd.	2,200	123,984
Canadian Utilities, Ltd.	2,400	147,044

The accompanying notes are an integral part of the financial statements.
144

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Cenovus Energy, Inc.	22,100	$798,877
Centerra Gold, Inc.	5,600	117,913
CGI Group, Inc. (I)	6,100	123,582
Chorus Aviation, Inc.	415	1,852
CI Financial Corp.	4,500	92,775
Crescent Point Energy Corp.	6,800	308,649
Eldorado Gold Corp.	16,900	336,688
Empire Company, Ltd.	600	35,039
Enbridge, Inc. (L)	21,600	716,839
Encana Corp. (L)	22,400	568,863
Enerplus Corp.	4,800	140,525
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	600	241,948
Finning International, Inc.	4,600	117,478
First Quantum Minerals, Ltd.	12,000	295,190
Fortis, Inc. (L)	4,900	163,417
Franco-Nevada Corp.	3,200	137,862
George Weston, Ltd.	1,200	83,251
Gildan Activewear, Inc.	2,800	75,625
Goldcorp, Inc.	23,253	1,210,970
Great-West Lifeco, Inc. (L)	8,100	181,967
Husky Energy, Inc. (L)	7,200	179,246
IAMGOLD Corp.	10,000	206,576
IGM Financial, Inc.	3,300	149,347
Imperial Oil, Ltd. (L)	8,300	340,374
Industrial Alliance Insurance and
Financial Services, Inc.	2,000	73,338
Inmet Mining Corp.	1,400	89,593
Intact Financial Corp.	3,200	180,047
Ivanhoe Mines, Ltd. (I)	6,715	154,350
Kinross Gold Corp.	34,470	599,432
Loblaw Companies, Ltd.	3,200	120,674
Magna International, Inc. (L)	6,200	235,452
Manulife Financial Corp. (L)(O)	52,700	720,569
MEG Energy Corp. (I)	3,200	153,841
Metro, Inc. (L)	2,600	123,748
National Bank of Canada	5,100	377,722
New Gold, Inc (I)	12,700	172,480
Nexen, Inc.	14,700	314,024
Niko Resources, Ltd.	1,300	73,994
Onex Corp.	2,300	81,614
Open Text Corp. (I)	1,600	94,778
Osisko Mining Corp. (I)	9,800	143,302
Pacific Rubiales Energy Corp.	7,200	177,114
Pan American Silver Corp.	2,500	82,125
Pengrowth Energy Trust	8,000	92,393
Penn West Petroleum, Ltd.	12,315	230,631
PetroBakken Energy, Ltd., Class A	1,400	16,955
Petrobank Energy & Resources, Ltd. (I)	2,300	27,878
Potash Corp. of Saskatchewan, Inc.	25,600	1,475,928
Power Corp. of Canada (L)	9,900	239,488
Power Financial Corp.	7,000	191,708
Precision Drilling Corp. (I)	7,000	97,641
Progress Energy Resources Corp.	4,300	55,677
Research In Motion, Ltd. (I)	14,500	469,070
RioCan Real Estate Investment Trust	3,500	91,387
Ritchie Brothers Auctioneers, Inc. (L)	2,700	61,786
Rogers Communications, Inc., Class B (L)	12,800	496,812
Royal Bank of Canada (L)	42,100	2,154,653
Saputo, Inc.	3,900	160,811
Shaw Communications, Inc., Class B (L)	11,700	267,620
Shoppers Drug Mart Corp. (L)	6,200	251,786
Silver Wheaton Corp.	10,700	424,045
SNC-Lavalin Group, Inc.	4,300	229,995

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Sun Life Financial, Inc. (Toronto
Stock Exchange) (L)	17,400	$471,557
Suncor Energy, Inc.	46,024	1,474,761
Talisman Energy, Inc.	28,900	483,093
Teck Resources, Ltd.	17,252	766,325
TELUS Corp.	1,400	77,169
TELUS Corp., Non-Voting Shares	4,700	246,446
The Toronto-Dominion Bank	25,900	2,048,885
Thomson Corp. (L)	11,593	358,574
Tim Hortons, Inc.	4,700	223,842
TMX Group, Inc.	2,000	84,223
Tourmaline Oil Corp. (I)	4,000	138,875
Trans-Canada Corp. (L)	20,700	895,387
TransAlta Corp.	5,200	116,924
Valeant Pharmaceuticals International, Inc.	8,900	398,969
Vermilion Energy, Inc.	2,100	98,170
Viterra, Inc.	10,500	111,723
Yamana Gold, Inc.	22,793	360,759

		37,311,901
Chile - 0.37%
Banco Santander Chile SA, ADR (L)	2,529	228,520
Cia Cervecerias Unidas SA, ADR	1,107	63,442
CorpBanca SA, ADR	2,166	48,410
Empresa Nacional de
Electricidad SA, ADR (L)	7,621	395,301
Enersis SA, ADR	18,311	368,417
Lan Airlines SA, ADR	4,620	130,053
Sociedad Quimica y Minera de
Chile SA, ADR	7,677	493,478
Vina Concha Y Toro SA, ADR	911	37,351

		1,764,972
China - 3.01%
Agile Property Holdings, Ltd.	47,211	64,234
Agricultural Bank of China	509,000	245,608
Air China, Ltd.	83,466	85,017
Alibaba.com, Ltd.	43,000	45,791
Aluminum Corp. of China, Ltd.	130,780	88,490
Angang Steel Company, Ltd., Class H	37,012	29,129
Anhui Conch Cement Company, Ltd.	39,210	164,101
Anta Sports Products, Ltd.	35,000	47,911
Bank of China, Ltd., Class H	1,774,321	735,536
Bank of Communications
Company, Ltd., Class H (I)	219,076	163,234
BBMG Corp.	32,000	36,286
Beijing Datang Power Generation
Company, Ltd., Class H	137,136	38,554
BYD Company, Ltd., Class H (I)	16,994	35,711
Changsha Zoomlion Heavy Industry Science
And Technology Development Company	45,600	78,730
China BlueChemical, Ltd.	68,000	53,446
China Citic Bank Corp., Ltd. (I)	229,200	123,655
China Coal Energy Company, Ltd., Series H	134,295	181,474
China Communications
Construction Company, Ltd.	136,965	99,734
China Communications
Services Corp., Ltd., Class H	82,000	41,645
China Construction Bank Corp. (I)	1,447,196	1,076,540
China COSCO Holdings Company, Ltd.	87,379	49,484
China Life Insurance Company, Ltd.	222,376	562,785
China Longyuan Power Group Corp.	70,000	63,794
China Merchants Bank Company, Ltd.	118,855	255,023
China Minsheng Banking Corp. Ltd.	122,500	102,037
China Molybdenum Company, Ltd.	55,000	32,570

The accompanying notes are an integral part of the financial statements.
145

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
China National Building
Material Company, Ltd.	92,000	$155,236
China National Materials Company, Ltd.	43,000	26,218
China Oilfield Services, Ltd.	48,000	75,684
China Pacific Insurance Group Company, Ltd.	42,000	165,120
China Petroleum & Chemical Corp.	516,030	508,331
China Railway Construction Corp.	62,300	33,195
China Railway Group, Ltd.	150,000	43,418
China Rongsheng Heavy Industry
Group Company, Ltd.	59,500	24,234
China Shanshui Cement Group, Ltd.	61,000	60,899
China Shenhua Energy Company, Ltd.	103,000	479,964
China Shipping Container
Lines Company, Ltd. (I)	134,076	30,907
China Shipping Development Company, Ltd.	53,568	38,350
China Southern Airlines Company, Ltd. (I)	68,000	45,331
China Telecom Corp., Ltd.	428,396	281,090
China Yurun Food Group, Ltd.	44,400	101,153
China Zhongwang Holdings, Ltd. (L)	66,400	29,297
Chongqing Rural Commercial
Bank, Class H (I)	93,000	45,173
CNOOC, Ltd.	537,716	1,096,704
Country Garden Holdings Company	166,301	74,243
CSR Corp., Ltd.	63,000	36,816
Dongfang Electric Corp. Ltd.	12,000	40,855
Dongfeng Motor Group Company, Ltd.	90,780	145,683
ENN Energy Holdings, Ltd.	24,000	82,586
Evergrande Real Estate Group, Ltd.	163,000	100,963
Evertop Wire Cable Corp.	44,925	129,462
Fosun International, Ltd.	65,500	45,526
Foxconn International Holdings, Ltd. (I)	56,000	28,063
Golden Eagle Retail Group, Ltd.	24,000	60,709
Great Wall Motor Company, Ltd.	33,750	48,927
Greentown China Holdings, Ltd.	24,500	18,534
Guangdong Investment, Ltd.	96,780	58,898
Guangzhou Automobile Group Company, Ltd.	73,219	79,620
Guangzhou R&F Properties
Company, Ltd., Class H	41,600	50,449
Hengan International Group Company, Ltd.	23,500	201,742
Hidili Industry International Development, Ltd.	36,000	19,118
Huaneng Power International, Inc., Class H	124,564	61,312
Industrial & Commercial Bank of China	1,788,270	1,179,709
Intime Department Store Group Company, Ltd.	37,000	58,764
Jiangsu Expressway, Ltd.	46,855	39,176
Lenovo Group, Ltd.	194,564	130,730
Li Ning Company, Ltd.	26,949	37,125
Longfor Properties Company, Ltd.	44,000	64,109
Maanshan Iron & Steel Company, Ltd.	77,925	27,551
Metallurgical Corp. of China, Ltd.	113,000	32,195
Parkson Retail Group, Ltd.	42,500	57,350
PetroChina Company, Ltd., Class H	629,739	805,962
PICC Property & Casualty
Company, Ltd., Class H	74,780	131,911
Ping An Insurance Group Company	51,855	417,508
Sany Heavy Equipment International
Holdings Company, Ltd.	42,000	41,751
Semiconductor
Manufacturing International Corp. (I)	719,000	39,467
Shandong Weigao Group Medical
Polymer Company, Ltd.	48,000	60,411
Shanghai Electric Group Company, Ltd.	113,136	51,764
Shimao Property Holdings, Ltd., GDR	59,500	62,630
Shui On Land, Ltd.	122,959	47,562
Sino-Ocean Land Holdings, Ltd.	102,358	48,467

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
Sinopec Shanghai Petrochemical
Company, Ltd., Class H	92,066	$37,442
Sinopharm Group Company, Ltd.	28,000	68,018
Sinotruk Hong Kong, Ltd.	41,500	28,489
Soho China, Ltd.	73,500	65,301
Tencent Holdings, Ltd.	30,000	715,755
Tingyi (Cayman Islands) Holding Corp.	62,000	174,707
Tsingtao Brewery Company, Ltd., Series H	12,000	71,090
Want Want China Holdings, Ltd.	182,000	151,302
Weichai Power Company, Ltd.	13,600	68,141
Wumart Stores, Inc.	22,000	55,206
Yangzijiang Shipbuilding Holdings, Ltd.	65,000	62,341
Yanzhou Coal Mining Company, Ltd., Class H	59,210	172,755
Zhaojin Mining Industry Company., Ltd.	30,000	70,388
Zhejiang Expressway Company, Ltd., Class H	54,282	34,041
Zhuzhou CSR Times Electric Company, Ltd.	15,000	35,853
Zijin Mining Group Company, Ltd.	191,529	89,993
ZTE Corp., Class H	22,896	63,551

		14,322,844
Colombia - 0.22%
BanColombia SA, ADR (L)	11,892	782,256
Ecopetrol SA, ADR (L)	5,000	218,600
Petrominerales, Ltd.	1,412	44,063

		1,044,919
Cyprus - 0.01%
Bank of Cyprus PCL	28,072	48,775
Czech Republic - 0.09%
CEZ AS	4,862	228,716
Komercni Banka AS	489	102,781
Telefonica O2 Czech Republic AS (L)	3,732	95,313

		426,810
Denmark - 0.66%
A P Moller Maersk A/S	17	114,143
A P Moller Maersk A/S, Series A	40	278,111
Carlsberg A/S	3,391	254,376
Coloplast A/S	787	117,993
Danske Bank A/S (I)	19,651	291,062
DSV A/S, ADR	6,700	140,452
Novo Nordisk A/S	12,548	1,337,521
Novozymes A/S, Class B	1,435	210,178
Pandora A/S (L)	3,637	32,605
TDC A/S	12,500	108,835
TrygVesta A/S	1,025	57,176
Vestas Wind Systems A/S (I)	6,363	133,759
William Demant Holdings A/S (I)	865	71,250

		3,147,461
Egypt - 0.06%
Commercial International Bank	14,646	67,548
Egypt Kuwait Holding Company	22,410	25,998
Egyptian Company for Mobile Services	751	12,392
Egyptian Financial Group-Hermes Holding (I)	7,160	19,572
National Societe Generale Bank SAE	4,147	20,188
Orascom Construction Industries	2,165	86,157
Orascom Telecom Holding SAE (I)	74,402	43,734
Talaat Moustafa Group (I)	21,628	14,201
Telecom Egypt	6,820	17,174

		306,964
Finland - 0.63%
Elisa OYJ, Class A	4,629	98,346
Fortum OYJ	13,287	357,218
Kesko OYJ	2,298	88,665

The accompanying notes are an integral part of the financial statements.
146

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Finland (continued)
Kone OYJ	4,763	$281,443
Metso OYJ	3,337	126,496
Neste Oil OYJ	4,357	48,279
Nokia OYJ	115,900	746,725
Nokian Renkaat OYJ	3,505	129,945
Orion OYJ, Series B	3,083	69,308
Outokumpu OYJ	4,862	48,755
Pohjola Bank OYJ	5,280	60,171
Rautaruukki OYJ	3,000	45,486
Sampo OYJ	13,657	390,463
Sanoma OYJ (L)	3,278	49,306
Stora Enso OYJ, Series R (L)	18,167	132,404
UPM-Kymmene OYJ	15,762	206,633
Wartsila OYJ	4,999	138,587

		3,018,230
France - 5.81%
Accor SA	4,321	155,004
Aeroports de Paris	1,175	98,294
Air France KLM (I)	4,953	48,726
Air Liquide SA	8,389	1,088,590
Alcatel-Lucent (I)	69,510	254,900
Alstom SA (L)	6,044	280,531
ANF Immobilier	35	1,545
Arkema	1,413	109,653
Atos Origin SA	1,693	84,567
AXA SA	52,594	844,143
BNP Paribas	28,156	1,446,147
Bouygues SA	6,421	245,813
Bureau Veritas SA	1,578	128,509
Cap Gemini SA	4,257	172,720
Carrefour SA	17,684	470,524
Casino Guichard Perrachon SA	1,411	117,156
Christian Dior SA	1,731	250,824
Cie de Saint-Gobain SA	12,133	608,499
Cie Generale d’Optique
Essilor International SA	6,162	472,391
Cie Generale de Geophysique-Veritas (I)	4,482	114,146
Cie Generale des Etablissements Michelin	5,034	368,577
CNP Assurances SA	3,718	65,731
Credit Agricole SA	26,331	257,825
Danone SA	17,190	1,172,918
Dassault Systemes SA	1,563	126,651
Edenred	4,768	130,916
EDF SA	7,201	220,474
Eiffage SA	1,414	68,678
Eramet	92	19,626
Eurazeo	1,110	63,046
Eutelsat Communications	2,448	108,839
Fonciere Des Regions	869	72,385
France Telecom SA (L)	54,783	1,049,881
GDF Suez	36,516	1,151,283
Gecina SA	636	71,054
Groupe Eurotunnel SA	16,246	150,702
ICADE	802	81,200
Iliad SA	416	49,836
Imerys SA	1,219	79,701
JCDecaux SA (I)	1,422	35,237
Klepierre SA	2,919	100,922
L’Oreal SA	7,112	774,081
Lafarge SA	5,651	234,969
Lagardere SCA	3,626	123,950
Legrand SA, ADR	6,275	249,118
LVMH Moet Hennessy Louis Vuitton SA	7,478	1,266,557
M6-Metropole Television SA	1,462	31,073

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Natixis	24,382	$97,638
Neopost SA	798	57,431
Pernod-Ricard SA	5,979	536,646
Peugeot SA	4,623	141,143
PPR	2,142	356,819
Publicis Groupe SA	3,781	177,744
Renault SA	5,185	210,987
Safran SA	4,861	188,639
Sanofi	33,245	2,418,675
Schneider Electric SA	7,233	966,835
SCOR SE	5,103	120,191
Societe BIC SA	1,009	97,868
Societe Generale	18,735	625,508
Societe Television Francaise	2,677	42,460
Sodexo	2,845	211,539
Suez Environnement SA	8,424	141,240
Technip SA	2,761	269,447
Thales SA	3,055	112,912
Total SA	62,996	3,075,356
Unibail-Rodamco SE	2,768	598,440
Vallourec SA	3,115	279,196
Veolia Environnement SA	10,307	170,898
Vinci SA	13,334	694,370
Vivendi SA	36,927	899,611
Wendel SA	792	67,245

		27,676,750
Germany - 4.73%
Adidas AG	6,360	441,990
Allianz SE	13,334	1,375,283
Axel Springer AG	1,425	60,795
BASF SE	27,097	1,928,348
Bayer AG	24,259	1,562,045
Bayerische Motoren Werke (BMW) AG	9,794	791,430
Beiersdorf AG	3,249	190,750
Brenntag AG	1,084	111,153
Celesio AG	2,695	44,828
Commerzbank AG (I)	106,297	316,309
Continental AG (I)	2,115	155,629
Daimler AG	27,147	1,465,262
Deutsche Bank AG	27,359	1,111,647
Deutsche Boerse AG (I)	5,954	344,180
Deutsche Lufthansa AG	7,457	126,020
Deutsche Post AG	25,759	393,125
Deutsche Telekom AG	82,850	1,051,118
E.ON AG	53,012	1,162,002
Fraport AG, ADR	1,212	84,657
Fresenius Medical Care AG	5,983	406,044
Fresenius SE & Company KGaA	3,353	346,488
GEA Group AG	5,339	155,960
Hannover Rueckversicherung AG	1,887	88,888
HeidelbergCement AG	3,767	161,208
Henkel AG & Company, KGaA	3,941	190,495
Hochtief AG	1,429	101,483
Infineon Technologies AG	32,861	278,785
K&S AG	5,353	376,333
Kabel Deutschland Holding AG (I)	2,339	130,897
Lanxess AG	2,548	158,729
Linde AG	5,013	766,177
MAN SE	2,901	262,363
Merck KGaA	1,692	151,600
Metro AG	4,025	176,728
Muenchener Rueckversicherungs AG	5,600	732,124
RWE AG	12,607	473,879
Salzgitter AG	1,324	82,164

The accompanying notes are an integral part of the financial statements.
147

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
SAP AG	27,049	$1,474,779
Siemens AG	24,537	2,525,411
Suedzucker AG	2,382	83,260
ThyssenKrupp AG	10,415	351,144
TUI AG (I)	4,864	33,213
United Internet AG	4,193	76,127
Volkswagen AG	934	141,879
Wacker Chemie AG	534	77,603

		22,520,332
Greece - 0.10%
Alpha Bank AE (I)	18,097	58,663
Coca Cola Hellenic Bottling Company SA (I)	4,577	93,912
EFG Eurobank Ergasias SA (I)	13,144	30,162
Hellenic Telecommunications Organization SA	8,670	53,494
National Bank of Greece SA (I)	24,900	110,309
OPAP SA	6,890	84,047
Public Power Corp. SA	4,535	39,041

		469,628
Hong Kong - 2.88%
AIA Group, Ltd.	229,509	814,298
ASM Pacific Technology, Ltd.	5,000	51,890
AviChina Industry & Technology Co Ltd	80,000	38,908
Bank of East Asia, Ltd.	40,545	161,275
Beijing Capital International Airport
Company, Ltd., Class H	81,211	38,963
Beijing Enterprises Holdings, Ltd.	16,714	81,526
Belle International Holdings, Ltd.	131,888	272,069
BOC Hong Kong Holdings, Ltd.	113,500	313,397
Bosideng International Holdings, Ltd.	88,000	22,016
Brilliance China Automotive Holdings, Ltd. (I)	72,000	88,200
Cathay Pacific Airways, Ltd.	27,000	54,826
Chaoda Modern Agriculture Holdings, Ltd.	107,214	35,018
Cheung Kong Holdings, Ltd.	42,000	592,420
Cheung Kong Infrastructure Holdings, Ltd.	12,000	72,905
China Agri-Industries Holdings, Ltd.	55,784	52,172
China Dongxiang Group Company	118,500	26,894
China Everbright, Ltd.	31,784	46,901
China Gas Holdings, Ltd.	96,000	33,265
China High Speed Transmission Equipment
Group Company, Ltd.	43,000	25,384
China Mengniu Dairy Company, Ltd.	36,498	130,709
China Merchants Holdings
International Company, Ltd.	35,511	106,242
China Mobile, Ltd.	179,970	1,840,534
China Overseas Land & Investment, Ltd.	126,397	270,965
China Resource Power Holdings, Ltd.	56,532	96,148
China Resources Cement Holdings, Ltd.	68,000	63,823
China Resources Enterprises, Ltd.	38,855	157,369
China Resources Land, Ltd.	61,211	100,737
China Taiping Insurance
Holdings Company, Ltd. (I)	26,000	58,465
China Unicom Hong Kong, Ltd.	178,416	377,244
Citic Pacific, Ltd.	36,033	72,863
CLP Holdings, Ltd.	57,000	528,309
COSCO Pacific, Ltd.	51,508	70,642
Esprit Holdings, Ltd. (I)	30,993	87,067
Franshion Properties China, Ltd.	168,000	37,944
Fushan International Energy Group, Ltd.	108,000	51,419
Galaxy Entertainment Group, Ltd. (I)	44,000	110,614
GCL-Poly Energy Holdings, Ltd.	223,000	99,111
Geely Automobile Holdings Company, Ltd.	125,000	36,001
GOME Electrical Appliances Holdings, Ltd.	309,695	134,665
Hang Lung Group, Ltd.	28,000	163,729

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Hang Lung Properties, Ltd.	71,000	$264,342
Hang Seng Bank, Ltd.	23,300	344,766
Henderson Land Development Company, Ltd.	30,532	177,261
Hengdeli Holdings, Ltd.	76,000	36,705
Hong Kong & China Gas Company, Ltd.	147,182	346,903
Hong Kong Exchanges & Clearing, Ltd.	30,157	566,505
Hopewell Holdings, Ltd.	15,000	47,403
Huabao International Holdings, Ltd.	58,000	45,017
Hutchison Whampoa, Ltd.	63,000	606,874
Hysan Development Company, Ltd.	14,486	58,590
Kerry Properties, Ltd.	17,268	74,674
Kingboard Chemical Holdings, Ltd.	20,500	79,602
Kunlun Energy Company, Ltd.	80,000	124,338
KWG Property Holding, Ltd.	62,500	37,020
Lee & Man Paper Manufacturing, Ltd.	58,000	26,418
Li & Fung, Ltd.	177,200	320,657
Lifestyle International Holdings, Ltd.	15,500	47,992
Lonking Holdings, Ltd.	72,000	29,429
MTR Corp., Ltd.	47,528	159,818
New World Development Company, Ltd.	66,270	84,714
Nine Dragons Paper Holdings, Ltd.	64,000	46,312
Noble Group, Ltd.	120,773	162,480
NWS Holdings, Ltd.	50,616	72,231
Orient Overseas International, Ltd.	9,000	44,898
PCCW, Ltd.	74,000	31,818
Poly Hong Kong Investment, Ltd.	74,000	43,920
Power Assets Holdings, Ltd.	42,500	329,356
Renhe Commercial Holdings Compnay, Ltd.	406,000	80,098
Shanghai Industrial Holdings, Ltd.	18,070	59,947
Shangri-La Asia, Ltd.	46,500	107,720
Sino Land Company, Ltd.	65,254	100,449
Sino-Forest Corp. (I)(L)	6,600	4,536
Sinofert Holdings, Ltd.	76,000	23,532
SJM Holdings, Ltd.	39,384	90,889
Skyworth Digital Holdings, Ltd.	57,763	33,416
Sun Hung Kai Properties, Ltd.	41,281	583,977
Swire Pacific, Ltd.	22,500	299,990
The Link REIT	70,821	246,907
Wharf Holdings, Ltd.	42,625	272,623
Wheelock and Company, Ltd.	22,000	77,839
Wing Hang Bank, Ltd.	4,642	44,596
Yue Yuen Industrial Holdings, Ltd.	16,000	44,297
Yuexiu Property Company, Ltd. (I)	164,000	29,120

		13,726,906
Hungary - 0.09%
Magyar Telekom Telecommunications PLC	18,477	49,562
MOL Hungarian Oil and Gas PLC (I)	1,390	128,188
OTP Bank PLC (L)	7,382	161,425
Richter Gedeon Nyrt	494	91,328

		430,503
India - 1.64%
Dr. Reddy’s Laboratories, Ltd., ADR (L)	14,064	462,002
HDFC Bank, Ltd., ADR	17,705	590,639
ICICI Bank, Ltd., ADR	31,520	1,240,627
Infosys, Ltd., ADR (L)	38,694	1,997,384
Larsen & Toubro, Ltd., GDR	14,157	500,875
Larsen & Toubro, Ltd., GDR (S)	3,224	112,644
Ranbaxy Laboratories, Ltd., ADR	15,039	157,910
Reliance Communication, Ltd., GDR (S)	40,149	69,357
Reliance Industries, Ltd., GDR (S)	40,445	1,400,610
Reliance Infrastructure, Ltd., GDR (S)(L)	1,257	35,732
Satyam Computer Services, Ltd., ADR (I)	23,123	64,513
State Bank of India, GDR	3,183	302,385

The accompanying notes are an integral part of the financial statements.
148

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Sterlite Industries India, Ltd., ADR (L)	11,803	$136,797
Tata Motors, Ltd., ADR (L)	15,443	256,817
Ultratech Cement, Ltd., GDR (L)	1,845	42,878
Wipro, Ltd., ADR (L)	42,954	428,681

		7,799,851
Indonesia - 0.70%
Adaro Energy Tbk PT	472,500	116,100
Aneka Tambang Tbk PT	157,500	35,658
Astra Agro Lestari Tbk PT	17,000	43,761
Astra International Tbk PT	58,000	468,560
Bank Central Asia Tbk PT	361,000	346,731
Bank Danamon Indonesia Tbk PT	103,426	65,021
Bank Mandiri Tbk PT	284,588	234,534
Bank Negara Indonesia Persero Tbk PT	246,698	123,045
Bank Pan Indonesia Tbk PT (I)	25,750	2,442
Bank Rakyat Indonesia Tbk PT	333,500	266,963
Bumi Resources Tbk PT	563,000	173,707
Charoen Pokphand Indonesia Tbk PT	293,000	98,400
Gudang Garam Tbk PT	19,500	129,361
Indo Tambangraya Megah PT	14,000	73,376
Indocement Tunggal Prakarsa Tbk PT	50,500	93,094
Indofood Sukses Makmur Tbk PT	150,500	110,232
Indosat Tbk PT	65,000	40,384
International Nickel Indonesia Tbk PT	91,500	40,352
Kalbe Farma Tbk PT	176,500	74,244
Perusahaan Gas Negara Tbk PT	334,500	118,952
PT Telekomunikiasi Indonesia Tbk PT, ADR	1,909	65,326
Semen Gresik Persero Tbk PT	98,000	106,852
Tambang Batubara Bukit Asam Tbk PT	29,500	67,915
Telekomunikasi Indonesia Tbk PT	225,000	192,752
Unilever Indonesia Tbk PT	50,500	101,563
United Tractors Tbk PT	54,333	154,911

		3,344,236
Ireland - 0.45%
Anglo Irish Bank Corp. PLC (I)	29,183	0
Bank of Ireland (I)	125,223	15,827
C&C Group PLC	193	845
CRH PLC	21,131	375,852
Elan Corp. PLC (I)	15,856	168,611
Experian PLC	29,344	335,010
Greencore Group PLC	33	28
James Hardie Industries, Ltd. (I)	10,488	67,093
Kerry Group PLC	4,475	173,553
Ryanair Holdings PLC, ADR	1,496	39,524
Shire PLC	16,937	546,803
WPP PLC	38,533	403,137

		2,126,283
Israel - 0.46%
Bank Hapoalim, Ltd.	35,458	147,121
Bank Leumi Le-Israel, Ltd.	37,175	136,949
Bezek
Israeli Telecommunications Corp., Ltd. (I)	58,946	129,584
Cellcom Israel, Ltd.	1,770	39,757
Delek Group, Ltd.	167	29,948
Elbit Systems, Ltd.	841	34,254
Israel Chemicals, Ltd.	13,704	196,580
Israel Corp., Ltd.	74	65,306
Israel Discount Bank, Ltd. (I)	27,078	46,638
Makhteshim-Agan Industries, Ltd. (I)	9,614	53,418
Mizrahi Tefahot Bank, Ltd.	4,548	43,506
Nice Systems, Ltd. (I)	2,100	65,667
Partner Communications Company, Ltd. (I)	3,012	33,053

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Israel (continued)
Teva Pharmaceutical Industries, Ltd.	28,237	$1,166,576

		2,188,357
Italy - 1.53%
A2A SpA	38,352	53,097
Assicurazioni Generali SpA	36,067	651,548
Autogrill SpA	4,018	49,805
Autostrade SpA	9,847	158,516
Banca Carige SpA (L)	26,286	58,585
Banca Intesa SpA	39,651	54,112
Banca Monte dei Paschi di Siena SpA	151,245	93,162
Banche Popolari Unite SpA	25,803	95,526
Banco Popolare Societa Cooperativa	56,640	97,102
BGP Holdings PLC (I)	181,302	0
Enel Green Power SpA	54,836	126,152
Enel SpA	198,298	968,206
Eni SpA	72,064	1,449,068
Exor SpA	2,143	51,091
Fiat Industrial SpA (I)	23,478	228,221
Fiat SpA	25,781	160,363
Finmeccanica SpA	12,800	94,966
Intesa Sanpaolo SpA	298,740	486,372
Luxottica Group SpA	3,820	113,870
Mediaset SpA	22,737	88,096
Mediobanca SpA	16,516	152,376
Parmalat SpA	16,794	39,635
Pirelli & Company SpA	7,916	66,276
Prelios SpA (I)	4,987	1,921
Prysmian SpA	6,736	108,916
Saipem SpA	8,036	359,692
Snam Rete Gas SpA	48,923	236,090
Telecom Italia SpA	285,248	346,311
Telecom Italia SpA	203,670	222,687
Terna Rete Elettrica Nazionale SpA	41,517	150,500
UniCredit SpA	402,731	544,970

		7,307,232
Japan - 13.54%
ABC-MART, Inc.	700	26,689
Advantest Corp.	4,200	54,676
AEON Company, Ltd.	18,800	237,269
AEON Credit Service Company, Ltd.	1,600	23,985
Aeon Mall Company, Ltd.	1,700	38,639
Air Water, Inc.	3,000	36,610
Aisin Seiki Company, Ltd.	5,800	194,682
Ajinomoto Company, Inc.	19,000	225,157
Alfresa Holdings Corp.	800	31,559
All Nippon Airways Company, Ltd.	20,000	66,282
Amada Company, Ltd.	9,000	62,631
Aozora Bank, Ltd.	13,000	32,667
Asahi Breweries, Ltd.	12,000	249,982
Asahi Glass Company, Ltd.	30,000	294,045
Asahi Kasei Corp.	36,000	239,974
Asics Corp.	4,000	62,396
Astellas Pharma, Inc.	13,200	499,799
Bank of Kyoto, Ltd.	11,000	99,334
Benesse Holdings, Inc.	1,800	76,752
Bridgestone Corp.	18,800	418,976
Brother Industries, Ltd.	6,000	79,200
Canon, Inc.	33,500	1,581,798
Casio Computer Company, Ltd.	6,300	40,080
Central Japan Railway Company, Ltd.	46	382,980
Chiba Bank, Ltd.	23,000	150,380
Chiyoda Corp.	4,000	43,446
Chubu Electric Power Company, Inc.	19,500	369,807

The accompanying notes are an integral part of the financial statements.
149

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Chugai Pharmaceutical Company, Ltd.	6,800	$119,219
Chugoku Bank, Ltd.	4,000	53,347
Chugoku Electric Power Company, Inc.	9,700	162,617
Chuo Mitsui Trust Holdings, Inc.	95,000	323,288
Citizen Watch Company, Ltd.	7,400	37,617
Coca-Cola West Japan Company, Ltd.	900	16,511
Cosmo Oil Company, Ltd.	21,000	55,683
Credit Saison Company, Ltd.	4,000	76,895
Dai Nippon Printing Company, Ltd.	15,000	157,176
Daicel Chemical Industries, Ltd.	7,000	42,570
Daido Steel Company, Ltd.	7,000	42,665
Daihatsu Motor Company, Ltd.	6,000	100,362
Daiichi Sankyo Company, Ltd.	20,700	414,069
Daikin Industries, Ltd.	6,900	218,292
Dainippon Sumitomo Pharma Company, Ltd.	3,700	37,737
Daito Trust Construction Company, Ltd.	2,000	185,685
Daiwa House Industry Company, Ltd.	14,000	173,901
Daiwa Securities Group, Inc.	47,000	189,526
Dena Company, Ltd.	3,200	166,138
Denki Kagaku Kogyo Kabushiki Kaisha	12,000	51,478
Denso Corp.	14,900	476,738
Dentsu, Inc.	5,900	185,877
East Japan Railway Company	10,000	598,757
Eisai Company, Ltd.	7,700	327,858
Electric Power Development Company, Ltd.	3,000	84,268
Elpida Memory, Inc. (I)	9,400	66,392
FamilyMart Company, Ltd.	2,200	81,038
FANUC Corp.	5,700	951,175
Fast Retailing Company, Ltd.	1,500	286,161
Fuji Electric Company, Ltd.	15,000	43,350
Fuji Heavy Industries, Ltd.	18,000	113,161
FUJIFILM Holdings Corp.	13,100	318,250
Fujitsu, Ltd.	52,000	264,628
Fukuoka Financial Group, Inc.	19,000	76,847
Furukawa Electric Company, Ltd.	16,000	56,384
Gree, Inc.	3,400	110,493
GS Yuasa Corp.	9,000	52,549
Gunma Bank	9,000	47,132
Hakuhodo DY Holdings, Inc.	650	36,496
Hamamatsu Photonics KK	2,100	85,998
Hino Motors, Ltd.	6,000	34,944
Hirose Electric Company, Ltd.	1,000	93,778
Hisamitsu Pharmaceutical Company, Inc.	1,400	59,514
Hitachi Chemical, Ltd.	2,800	48,776
Hitachi Construction
Machinery Company, Ltd.	2,700	50,817
Hitachi High-Technologies Corp.	2,500	47,467
Hitachi Metals, Ltd.	6,000	72,688
Hitachi, Ltd.	135,000	731,411
Hokkaido Electric Power Company, Inc.	5,800	94,635
Hokuhoku Financial Group, Inc.	29,000	58,531
Hokuriku Electric Power Company	5,400	97,864
Honda Motor Company, Ltd.	48,100	1,571,655
Hoya Corp.	12,800	281,825
Ibiden Company, Ltd.	3,900	95,451
Idemitsu Kosan Company, Ltd.	500	52,450
Inpex Corp.	67	454,153
Isetan Mitsukoshi Holdings, Ltd.	9,840	100,544
Ishikawajima-Harima Heavy
Industries Company, Ltd.	33,000	83,610
Isuzu Motors, Ltd.	35,000	156,426
Itochu Corp.	45,000	487,027
Itochu Techno-Science Corp.	800	34,508
Iyo Bank, Ltd.	6,000	58,956
J Front Retailing Company, Ltd.	12,000	54,230

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Japan Petroleum Exploration Company, Ltd.	800	$33,234
Japan Prime Realty Investment Corp.	23	64,155
Japan Real Estate Investment Corp.	13	131,138
Japan Retail Fund Investment Corp.	58	87,363
Japan Tobacco, Inc.	135	582,891
JFE Holdings, Inc.	13,300	309,690
JGC Corp.	6,000	170,861
Joyo Bank, Ltd.	16,000	67,070
JS Group Corp.	7,300	184,411
JSR Corp.	4,700	85,228
Jupiter Telecommunications Company, Ltd.	57	63,519
JX Holdings, Inc.	64,700	410,366
Kajima Corp.	20,000	63,757
Kamigumi Company, Ltd.	7,000	63,381
Kaneka Corp.	8,000	48,029
Kansai Electric Power Company, Ltd.	22,700	402,580
Kansai Paint Company, Ltd.	6,000	55,560
Kao Corp.	16,600	440,650
Kawasaki Heavy Industries, Ltd.	46,000	139,227
Kawasaki Kisen Kaisha, Ltd. (I)	25,000	64,688
KDDI Corp.	87	653,514
Keihin Electric Express
Railway Company, Ltd.	12,000	103,021
Keio Corp.	14,000	90,405
Keisei Electric Railway Company, Ltd.	7,000	45,912
Keyence Corp.	1,200	323,081
Kikkoman Corp.	4,000	43,000
Kinden Corp.	4,000	34,238
Kintetsu Corp. (L)	44,000	167,495
Kirin Holdings Company, Ltd.	25,000	333,090
Kobe Steel, Ltd.	66,000	123,610
Koito Manufacturing Company, Ltd.	2,000	30,241
Komatsu, Ltd.	28,300	753,216
Konami Corp.	3,300	121,975
Konica Minolta Holdings, Inc.	14,000	96,205
Koyo Seiko Company, Ltd.	5,300	65,586
Kubota Corp.	34,000	281,024
Kuraray Company, Ltd.	11,100	159,616
Kurita Water Industries, Ltd.	2,800	74,350
Kyocera Corp.	4,700	433,816
Kyowa Hakko Kogyo Company, Ltd.	6,737	70,585
Kyushu Electric Power Company, Inc.	12,000	199,685
Lawson, Inc.	1,600	87,030
Mabuchi Motor Company, Ltd.	700	31,082
Makita Corp.	2,900	120,910
Marubeni Corp.	46,000	292,424
Marui Company, Ltd.	8,600	67,318
Maruichi Steel Tube, Ltd.	1,900	42,718
Matsushita Electric Industrial Company, Ltd.	63,900	679,899
Mazda Motor Corp. (I)	40,000	86,085
McDonald’s Holdings Company, Ltd.	1,900	50,598
Mediceo Holdings Company, Ltd.	3,700	34,183
MEIJI Holdings Company, Ltd.	1,700	74,917
Minebea Company, Ltd.	10,000	41,952
Miraca Holdings, Inc.	1,800	76,452
Mitsubishi Chemical Holdings Corp.	41,500	292,282
Mitsubishi Corp.	40,400	973,008
Mitsubishi Electric Corp.	57,000	571,456
Mitsubishi Estate Company, Ltd.	37,000	611,863
Mitsubishi Gas & Chemicals Company, Inc.	9,000	63,585
Mitsubishi Heavy Industries, Ltd.	94,000	400,159
Mitsubishi Logistics Corp.	3,000	32,948
Mitsubishi Materials Corp.	35,000	103,565
Mitsubishi Motors Corp. (I)	127,000	163,238
Mitsubishi Tanabe Pharma Corp.	7,000	118,091

The accompanying notes are an integral part of the financial statements.
150

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mitsubishi UFJ Financial Group	376,000	$1,701,559
Mitsubishi UFJ Lease &
Finance Company, Ltd.	2,030	82,464
Mitsui & Company, Ltd.	51,800	890,597
Mitsui Chemicals, Inc.	22,000	76,387
Mitsui Engineering &
Shipbuilding Company, Ltd.	19,000	36,077
Mitsui Fudosan Company, Ltd.	24,000	406,464
Mitsui O.S.K. Lines, Ltd.	36,000	152,832
Mizuho Financial Group, Inc.	599,300	914,740
Mizuho Trust & Banking Company, Ltd.	27,000	22,088
MS&AD Insurance Group Holdings	17,500	411,204
Murata Manufacturing Company, Ltd.	5,800	356,324
Nabtesco Corp.	3,200	71,504
Namco Bandai Holdings, Inc.	5,100	71,009
NEC Corp. (I)	77,000	157,629
NGK INSULATORS, Ltd.	7,000	109,338
NGK Spark Plug Company, Ltd.	5,000	65,104
NHK Spring Company, Ltd.	3,000	28,436
Nidec Corp.	3,200	280,249
Nikon Corp.	10,100	221,399
Nintendo Company, Ltd. (I)	2,900	511,309
Nippon Building Fund, Inc.	16	171,897
Nippon Electric Glass Company, Ltd.	13,000	132,775
Nippon Express Company, Ltd.	27,000	113,297
Nippon Meat Packers, Inc.	4,000	49,936
Nippon Paper Group, Inc.	3,600	91,276
Nippon Sheet Glass Company, Ltd.	29,000	73,866
Nippon Steel Corp.	152,000	458,942
Nippon Telegraph & Telephone Corp.	14,300	665,615
Nippon Yusen Kabushiki Kaisha	49,000	148,283
Nishi-Nippon City Bank, Ltd.	17,000	49,252
Nissan Motor Company, Ltd.	74,400	683,478
Nisshin Seifun Group, Inc.	4,500	57,089
Nisshin Steel Company	27,000	53,088
Nisshinbo Holdings, Inc.	3,000	27,559
Nissin Food Products Company, Ltd.	1,700	65,690
Nitori Holdings Company, Ltd.	1,250	128,375
Nitto Denko Corp.	4,400	172,206
NKSJ Holdings, Inc.	43,000	253,363
NOK Corp.	2,500	43,569
Nomura Holdings, Inc.	101,500	430,136
Nomura Real Estate Holdings, Inc.	2,400	37,821
Nomura Real Estate Office Fund, Inc.	6	38,534
Nomura Research Institute, Ltd.	2,400	54,578
NSK, Ltd.	11,000	88,308
NTN Corp.	12,000	60,027
NTT Data Corp.	33	106,582
NTT DoCoMo, Inc.	457	831,730
NTT Urban Development Corp.	31	23,623
Obayashi Corp.	23,000	113,081
Odakyu Electric Railway Company, Ltd.	19,000	169,396
Oji Paper Company, Ltd.	27,000	144,622
Olympus Corp.	6,800	198,813
Omron Corp.	6,500	157,425
Ono Pharmaceutical Company, Ltd.	2,700	156,243
Oracle Corp.	1,000	33,255
Oriental Land Company, Ltd.	1,300	128,940
ORIX Corp.	2,920	264,891
Osaka Gas Company, Ltd.	56,000	227,088
Otsuka Corp.	400	27,610
Otsuka Holdings Company, Ltd.	7,000	181,900
Rakuten, Inc.	211	237,710
Resona Holdings, Inc.	52,400	238,988
Ricoh Company, Ltd.	18,000	163,715

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Rinnai Corp.	1,000	$77,981
Rohm Company, Ltd.	2,600	134,482
Sankyo Company, Ltd.	1,900	97,680
Santen Pharmaceutical Company, Ltd.	1,900	75,429
SBI Holdings, Inc.	446	40,374
Secom Company, Ltd.	6,100	283,136
SEGA SAMMY HOLDINGS, INC.	6,700	155,791
Seiko Epson Corp.	3,400	47,444
Sekisui Chemical Company, Ltd.	11,000	94,970
Sekisui House, Ltd.	15,000	135,153
Seven & I Holdings Company, Ltd.	22,600	600,219
Seven Bank, Ltd.	9	17,444
Sharp Corp.	30,000	248,867
Shikoku Electric Power Company, Inc.	5,400	133,649
Shimadzu Corp.	5,000	39,284
Shimamura Company, Ltd.	600	59,946
Shimano, Inc.	2,300	117,698
Shimizu Corp.	16,000	72,042
Shin-Etsu Chemical Company, Ltd.	12,000	608,296
Shinko Securities Company, Ltd. (I)	14,000	31,390
Shinsei Bank, Ltd.	50,000	59,752
Shionogi & Company, Ltd.	8,700	140,597
Shiseido Company, Ltd.	10,900	208,286
Shizuoka Bank, Ltd.	18,000	177,900
Showa Denko KK	51,000	101,480
Showa Shell Sekiyu KK	4,600	36,977
SMC Corp.	1,600	254,420
Softbank Corp.	25,300	844,263
Sojitz Corp.	40,000	75,080
Sony Corp.	29,400	646,473
Sony Financial Holdings, Inc.	4,200	66,471
Square Enix Company, Ltd.	1,800	43,496
Stanley Electric Company, Ltd.	5,200	75,051
Sumco Corp. (I)	2,900	34,864
Sumitomo Chemical Company, Ltd.	49,000	206,145
Sumitomo Corp.	31,900	416,691
Sumitomo Electric Industries, Ltd.	22,200	297,320
Sumitomo Heavy Industries, Ltd.	14,000	84,783
Sumitomo Metal Industries, Ltd.	100,000	209,741
Sumitomo Metal Mining Company, Ltd.	15,000	241,638
Sumitomo Mitsui Financial Group	39,800	1,183,116
Sumitomo Realty &
Development Company, Ltd.	10,000	212,267
Sumitomo Rubber Industries, Inc.	3,600	45,585
Suruga Bank, Ltd.	5,000	46,172
Suzuken Company, Ltd.	1,500	36,548
Suzuki Motor Corp.	10,500	216,575
Sysmex Corp.	2,600	98,206
T&D Holdings, Inc.	8,600	178,056
Taisei Corp.	25,000	66,791
Taisho Pharmaceuticals Company, Ltd.	3,000	69,738
Taiyo Nippon Sanso Corp.	9,000	66,867
Takashimaya Company, Ltd.	6,000	42,665
Takeda Pharmaceutical Company, Ltd.	23,700	1,148,146
TDK Corp.	3,500	154,549
Teijin, Ltd.	28,000	107,685
Terumo Corp.	5,200	274,890
The 77th Bank, Ltd.	9,000	36,607
The Bank of Yokohama, Ltd.	39,000	196,170
The Dai-ichi Life Insurance Company, Ltd.	273	320,096
The Hachijuni Bank, Ltd.	10,000	55,753
The Hiroshima Bank, Ltd.	13,000	58,415
The Japan Steel Works, Ltd.	8,000	52,517
The Tokyo Electric Power Company, Inc. (I)	40,200	203,816
THK Company, Ltd.	3,000	62,117

The accompanying notes are an integral part of the financial statements.
151

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Tobu Railway Company, Ltd.	32,000	$146,246
Toho Company, Ltd.	4,300	73,960
Toho Gas Company, Ltd.	10,000	59,060
Tohoku Electric Power Company, Inc.	13,600	181,079
Tokio Marine Holdings, Inc.	20,800	568,656
Tokyo Electron, Ltd.	5,200	251,303
Tokyo Gas Company, Ltd.	73,000	335,327
Tokyu Corp.	31,000	150,175
Tokyu Land Corp.	10,000	41,057
TonenGeneral Sekiyu KK	9,000	103,491
Toppan Printing Company, Ltd.	15,000	112,178
Toray Industries, Inc.	42,000	317,436
Toshiba Corp.	118,000	515,980
Tosoh Corp.	12,000	46,146
Toto, Ltd.	7,000	57,096
Toyo Seikan Kaisha, Ltd.	3,900	63,000
Toyo Suisan Kaisha, Ltd.	2,000	52,895
Toyoda Gosei Company, Ltd.	1,600	28,938
Toyota Boshoku Corp.	1,800	26,644
Toyota Industries Corp.	5,700	162,033
Toyota Motor Corp.	82,200	2,952,206
Toyota Tsusho Corp.	5,200	87,204
Trend Micro, Inc.	3,600	113,939
Tsumura & Company, Ltd.	1,300	40,289
Ube Industries, Ltd.	33,000	104,441
Unicharm Corp.	3,700	175,334
Ushio, Inc.	2,900	47,944
USS Company, Ltd.	570	49,432
West Japan Railway Company, Ltd.	5,300	219,996
Yahoo! Japan Corp.	384	124,210
Yakult Honsha Company, Ltd.	2,400	69,852
Yamada Denki Company, Ltd.	2,580	189,174
Yamaguchi Financial Group, Inc.	6,000	58,437
Yamaha Corp.	3,400	38,359
Yamaha Motor Company, Ltd. (I)	9,100	136,801
Yamato Kogyo Company, Ltd.	1,200	31,040
Yamato Transport Company, Ltd.	12,500	217,454
Yamazaki Baking Company, Ltd.	3,000	44,047
Yaskawa Electric Corp.	6,000	54,664
Yokogawa Electric Corp. (I)	7,600	65,319

		64,476,786
Jersey, C.I. - 0.06%
Randgold Resources, Ltd.	2,818	296,927
Luxembourg - 0.28%
APERAM	1,164	21,312
ArcelorMittal (L)	26,209	576,913
Millicom International Cellular SA	2,394	268,738
SES SA	8,920	243,738
Tenaris SA	14,469	239,973

		1,350,674
Macau - 0.08%
Sands China, Ltd. (I)	76,452	241,128
Wynn Macau, Ltd.	40,750	131,522

		372,650
Malaysia - 0.72%
AirAsia BHD	52,800	59,447
Alliance Financial Group BHD	32,900	38,208
AMMB Holdings BHD	54,500	116,949
Asiatic Development BHD	12,400	29,789
Axiata Group BHD	80,125	127,562
Berjaya Corp. BHD (Kuala Lumpur Exchange)	48,700	16,563
Berjaya Sports Toto BHD	14,035	19,930

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
British American Tobacco Malaysia BHD	3,800	$56,141
Bursa Malaysia BHD	7,600	17,152
CIMB Group Holdings BHD	118,900	286,548
DiGi.Com BHD	10,400	105,733
Gamuda BHD	49,500	50,293
Genting BHD	61,500	196,003
Hong Leong Bank BHD	11,600	48,142
Hong Leong Credit BHD	4,400	17,452
IJM Corp. BHD	35,460	68,332
IOI Corp. BHD	94,453	146,013
Kuala Lumpur Kepong BHD	13,400	96,714
Lafarge Malayan Cement BHD	7,380	16,681
Malayan Banking BHD	95,712	282,626
Malaysia Airports Holdings	19,700	41,419
Maxis BHD	70,800	126,717
MISC BHD	27,280	65,095
MMC Corp. BHD	44,200	38,004
Parkson Holdings BHD	19,075	35,214
Petronas Chemicals Group BHD	61,000	128,806
Petronas Dagangan BHD	5,200	30,902
Petronas Gas BHD	16,800	75,465
PLUS Expressways BHD	35,400	51,691
PPB Group BHD	14,400	81,796
Public Bank BHD - Foreign Market	34,500	152,154
Resorts World BHD	81,800	93,306
RHB Capital BHD	20,730	58,434
Sime Darby BHD	83,638	248,023
SP Setia BHD	45,425	58,633
Telekom Malaysia BHD	30,000	41,877
Tenaga Nasional BHD	74,975	132,738
UMW Holdings BHD	23,600	57,706
YTL Corp. BHD	116,230	51,543
YTL Power International BHD	81,703	51,940

		3,417,741
Mauritius - 0.01%
Essar Energy PLC (I)	12,865	52,814
Mexico - 1.12%
Alfa SAB de CV	9,600	117,215
America Movil SAB de CV, Series L	1,147,966	1,470,034
Arca Continental SAB de CV	13,410	67,124
Cemex SAB de CV (I)	297,385	160,281
Coca-Cola Femsa SAB de CV, Series L	8,800	87,156
Compartamos SAB de CV	33,200	53,977
Fomento Economico Mexicano SA de CV	58,500	396,799
Fresnillo PLC	5,520	188,104
Grupo Aeroportuario del Pacifico SA
de CV, Series B	15,900	60,825
Grupo Bimbo SA de CV	55,400	109,827
Grupo Carso SAB de CV	18,283	46,454
Grupo Elektra SA de CV	2,435	206,232
Grupo Financiero Banorte SAB de CV	50,540	204,603
Grupo Financiero Inbursa SA	65,066	132,100
Grupo Mexico SAB de CV, Series B	114,787	390,643
Grupo Modelo SA	19,300	112,624
Grupo Televisa SA	70,200	311,731
Industrias Penoles SAB de CV	4,445	214,353
Kimberly-Clark de Mexico SAB de CV	17,700	103,574
Mexichem SAB de CV	25,025	100,275
Minera Frisco SAB de CV, Class A1 (I)	22,183	96,726
Telefonos de Mexico SA de CV	176,900	151,402
Urbi Desarrollos Urbanos SAB de CV (I)	23,500	44,454
Wal-Mart de Mexico SAB de CV	185,076	496,500

		5,323,013

The accompanying notes are an integral part of the financial statements.
152

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands - 3.04%
Aegon NV (I)	52,309	$234,362
Akzo Nobel NV	7,306	370,946
ASML Holding NV	13,583	480,917
Corio NV	2,057	119,678
Delta Lloyd NV	3,396	62,030
European Aeronautic Defence &
Space Company	11,536	365,854
Fugro NV	2,461	149,095
Heineken Holding NV (L)	3,653	155,333
Heineken NV	8,205	410,566
ING Groep NV (I)	113,904	993,041
Koninklijke (Royal) KPN NV	47,779	676,581
Koninklijke Ahold NV	36,636	426,749
Koninklijke Boskalis Westinster NV	2,488	84,020
Koninklijke DSM NV	5,117	256,160
Koninklijke Philips Electronics NV	29,610	626,363
Koninklijke Vopak NV	2,345	116,966
PostNL NV	12,236	71,612
QIAGEN NV (I)	7,644	118,145
Randstad Holdings NV	4,024	137,998
Reed Elsevier NV	22,949	271,072
Royal Dutch Shell PLC (London
Stock Exchange)	106,102	3,555,541
Royal Dutch Shell PLC, B Shares	80,373	2,710,566
SBM Offshore NV	6,258	129,764
TNT Express NV	11,628	108,402
Unilever NV (L)	48,735	1,649,305
Wolters Kluwer NV	9,715	183,810

		14,464,876
New Zealand - 0.09%
Auckland International Airport, Ltd.	29,494	58,031
Contact Energy, Ltd. (I)	11,317	52,205
Fletcher Building, Ltd. (New
Zealand Exchange)	21,841	145,381
Sky City Entertainment Group, Ltd.	22,233	63,869
Telecom Corp. of New Zealand, Ltd.	54,204	117,667

		437,153
Norway - 0.52%
Aker Solutions ASA	5,498	71,706
DnB NOR ASA	30,335	365,176
Gjensidige Forsikring ASA	7,072	83,878
Kvaerner ASA (I)	5,498	10,608
Norsk Hydro ASA (L)	29,129	177,111
Orkla ASA	24,367	203,099
Renewable Energy Corp. ASA (I)(L)	24,252	45,075
Statoil ASA	33,737	812,374
Telenor ASA	22,482	377,158
Yara International ASA	5,779	317,861

		2,464,046
Peru - 0.14%
Cia Minera Milpo SA	4,427	8,995
Compania de Minas Buenaventura SA	1,807	84,347
Compania de Minas Buenaventura SA, ADR	5,419	253,772
Credicorp SA	840	83,051
Credicorp, Ltd., ADR	1,752	174,569
Southern Peru Copper Corp.	1,346	45,360

		650,094
Philippines - 0.15%
Aboitiz Equity Ventures, Inc.	74,300	71,658
Aboitiz Power Corp.	75,100	53,247
Alliance Global Group, Inc.	172,800	42,254
Ayala Corp.	10,036	72,362

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Philippines (continued)
Ayala Land, Inc.	118,600	$44,816
Banco de Oro Unibank, Inc.	36,049	50,273
Bank of the Philippine Islands	51,988	71,040
Energy Development Corp. (I)	166,001	24,600
Globe Telecommunications, Inc.	690	14,724
Jollibee Foods Corp.	9,000	18,544
Manila Electric Company	9,142	56,794
Metropolitan Bank & Trust Company	14,139	24,551
Philippine Long Distance Telephone Company	1,100	62,865
SM Investments Corp.	6,504	83,208
SM Prime Holdings, Ltd.	84,941	23,547

		714,483
Poland - 0.36%
Asseco Poland SA	2,196	32,355
Bank Handlowy w Warszawie SA	917	20,705
Bank Millennium SA	3,686	6,376
Bank Pekao SA	3,675	188,297
Boryszew SA (I)	19,800	4,651
BRE Bank SA (I)	481	45,761
Cyfrowy Polsat SA (I)	2,783	14,502
Enea SA	5,180	31,475
Getin Holding SA (I)	13,044	44,247
Globe Trade Centre SA (I)	4,447	18,687
Grupa Lotos SA (I)	2,585	27,588
ING Bank Slaski SA	96	26,714
KGHM Polska Miedz SA	4,265	258,456
Polish Oil & Gas Company	57,728	81,610
Polska Grupa Energetyczna SA	18,649	133,267
Polski Koncern Naftowy Orlen SA (I)	10,113	139,054
Powszechna Kasa Oszczednosci
Bank Polski SA	18,217	228,791
Powszechny Zaklad Ubezpieczen SA (I)	1,343	165,326
Sygnity SA (I)	160	936
Synthos SA	26,030	46,740
Tauron Polska Energia SA	33,395	61,824
Telekomunikacja Polska SA	20,599	123,798
TVN SA	6,487	32,809

		1,733,969
Portugal - 0.17%
Banco Comercial Portugues SA (I)(L)	111,835	40,630
Banco Espirito Santo SA (L)	18,181	60,990
Cimpor-Cimentos de Portugal SA	8,042	61,892
Electricidade de Portugal SA	59,487	195,299
Galp Energia SGPS SA	7,404	147,547
Jeronimo Martins SGPS SA	6,845	127,515
Portugal Telecom SGPS SA	18,380	159,568

		793,441
Russia - 1.53%
Federal Grid Company Unified Energy System
JSC, GDR (S)	22,040	104,690
Gazprom Neft, ADR	1,417	31,174
Gazprom OAO, ADR	120,662	1,466,043
Gazprom OAO, ADR (London Exchange)	15,384	191,423
Lukoil OAO, ADR	17,131	1,022,721
Mechel, ADR	5,098	96,148
MMC Norilsk Nickel OJSC, ADR	21,223	532,910
Mobile TeleSystems, ADR	16,059	271,879
NovaTek OAO, ADR	2,460	335,129
NovaTek OAO, GDR	324	44,161
Novolipetsk Steel OJSC, ADR	3,649	111,623
Rosneft Oil Company, GDR	69,084	545,866
Sberbank of Russia, ADR (I)	64,000	755,200
Severstal OAO - GDR Reg S	7,258	112,707

The accompanying notes are an integral part of the financial statements.
153

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Russia (continued)
Severstal, ADR	4,900	$76,293
Sistema JSFC - Reg S GDR	2,210	40,960
Sistema JSFC, GDR	1,044	19,387
Surgutneftegaz, ADR	25,107	212,154
Surgutneftegaz, ADR, Class B (L)	41,781	202,638
Tatneft, ADR	7,638	259,921
TMK OAO, GDR	2,486	31,448
Uralkali, ADR	4,329	217,839
Uralkali, GDR	6,512	321,979
VTB Bank OJSC, GDR	52,567	273,237

		7,277,530
Singapore - 1.15%
Ascendas Real Estate Investment Trust	62,000	109,358
Capitaland, Ltd.	76,500	166,442
CapitaMall Trust	66,200	102,798
CapitaMalls Asia, Ltd.	51,000	57,455
City Developments, Ltd.	16,000	133,929
ComfortDelGro Corp., Ltd.	63,000	71,933
Cosco Corp. Singapore, Ltd.	31,000	28,709
DBS Group Holdings, Ltd.	52,161	573,925
Fraser and Neave, Ltd.	29,000	142,085
Genting Singapore PLC (I)	185,400	256,344
Global Logistic Properties, Ltd. (I)	54,000	75,112
Golden Agri-Resources, Ltd.	220,240	120,710
Hutchison Port Holdings Trust	171,100	117,784
Jardine Cycle and Carriage, Ltd.	3,254	121,503
Keppel Corp., Ltd.	42,931	331,553
Keppel Land, Ltd.	22,970	58,942
Neptune Orient Lines, Ltd.	29,750	28,535
Olam International, Ltd.	45,789	98,051
Oversea-Chinese Banking Corp., Ltd.	75,560	549,025
SembCorp Industries, Ltd.	31,000	110,954
SembCorp Marine, Ltd.	28,600	96,665
Singapore Airlines, Ltd.	16,140	142,532
Singapore Exchange, Ltd.	26,000	151,352
Singapore Press Holdings, Ltd.	48,000	151,462
Singapore Technologies Engineering, Ltd.	51,000	124,510
Singapore Telecommunications, Ltd.	11,000	28,317
Singapore Telecommunications, Ltd.	224,950	580,942
StarHub, Ltd.	24,000	57,486
United Overseas Bank, Ltd.	37,214	573,248
UOL Group, Ltd.	18,000	68,309
Wilmar International, Ltd.	57,000	250,873

		5,480,843
South Africa - 1.77%
ABSA Group, Ltd.	9,323	185,932
African Bank Investments, Ltd.	18,007	91,509
African Rainbow Minerals, Ltd.	2,484	67,174
Anglo Platinum, Ltd.	1,702	142,467
AngloGold Ashanti, Ltd.	10,978	493,605
Aspen Pharmacare Holdings, Ltd. (I)	9,494	114,446
Aveng, Ltd.	8,562	41,520
Barloworld, Ltd.	7,558	67,007
Bidvest Group, Ltd.	9,054	203,104
Discovery Holdings, Ltd., ADR	18,404	100,661
FirstRand, Ltd.	84,489	243,671
Gold Fields, Ltd.	22,283	371,443
Growthpoint Properties, Ltd.	51,635	141,381
Harmony Gold Mining Company, Ltd.	9,965	133,986
Impala Platinum Holdings, Ltd.	15,633	400,114
Imperial Holdings, Ltd.	6,154	101,843
Investec, Ltd.	4,018	28,558
Kumba Iron Ore, Ltd.	2,445	169,360

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Kumba Resources, Ltd.	5,824	$156,645
Liberty Holdings, Ltd. (I)	4,792	52,522
Life Healthcare Group Holdings, Ltd.	27,536	69,062
Massmart Holdings, Ltd.	2,331	52,926
Mittal Steel South Africa, Ltd.	3,731	32,969
MMI Holdings, Ltd.	33,223	79,521
MTN Group, Ltd.	50,728	1,046,125
Naspers, Ltd., ADR	11,666	610,452
Nedbank Group, Ltd.	5,760	117,151
Netcare, Ltd.	16,948	32,714
Northam Platinum, Ltd.	8,417	43,666
Pick’n Pay Stores, Ltd.	4,684	25,349
Pretoria Portland Cement Company, Ltd.	12,055	40,499
Redefine Income Fund, Ltd.	121,932	144,706
Remgro, Ltd.	12,879	209,756
Reunert, Ltd.	3,036	25,569
RMB Holdings, Ltd.	15,920	57,726
RMI Holdings	18,226	33,123
Sanlam, Ltd.	57,104	222,628
Sappi, Ltd. (I)	18,690	71,648
Sasol, Ltd.	16,375	789,400
Shoprite Holdings, Ltd.	13,136	206,900
Standard Bank Group, Ltd.	36,166	516,045
Steinhoff International Holdings, Ltd. (I)	25,635	84,379
Telkom SA, Ltd.	4,799	24,567
The Foschini Group, Ltd.	4,532	61,539
The Spar Group, Ltd.	5,380	73,109
Tiger Brands, Ltd.	4,049	118,215
Trans Hex Group, Ltd. (I)	611	275
Truworths International, Ltd.	11,150	123,631
Vodacom Group, Ltd.	9,464	122,326
Woolworths Holdings, Ltd.	18,053	94,081

		8,437,005
South Korea - 3.17%
Amorepacific Corp.	96	104,729
BS Financial Group, Inc. (I)	5,225	65,256
Celltrion, Inc. (I)	2,458	107,820
Cheil Industries, Inc.	1,465	133,890
CJ CheilJedang Corp.	212	64,878
Daelim Industrial Company, Ltd.	860	93,770
Daewoo Engineering &
Construction Company, Ltd. (I)	2,739	28,694
Daewoo International Corp.	955	31,786
Daewoo Securities Company, Ltd.	3,960	57,290
Daewoo Shipbuilding & Marine
Engineering Company, Ltd.	3,010	82,438
DGB Financial Group, Inc. (I)	4,210	61,585
Dongbu Insurance Company, Ltd.	1,320	64,347
Dongkuk Steel Mill Company, Ltd.	1,380	39,813
Doosan Corp.	310	39,493
Doosan Heavy Industries and
Construction Company, Ltd.	1,330	68,763
Doosan Infracore Company, Ltd. (I)	2,880	59,228
E-Mart Company, Ltd. (I)	598	177,784
GS Engineering & Construction Corp.	1,013	99,463
GS Holdings Corp.	1,630	109,770
Hana Financial Group, Inc.	6,460	219,653
Hanjin Heavy Industries &
Construction Company, Ltd. (I)	826	17,322
Hanjin Shipping Company, Ltd.	1,780	29,495
Hankook Tire Company, Ltd.	2,140	79,677
Hanwha Chemical Corp.	2,384	82,723
Hanwha Corp.	1,570	59,536
Honam Petrochemical Corp.	430	144,823

The accompanying notes are an integral part of the financial statements.
154

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Hynix Semiconductor, Inc.	14,790	$266,683
Hyosung Corp.	629	46,635
Hyundai Department Store Company, Ltd.	490	82,476
Hyundai Development Company	1,540	36,262
Hyundai Engineering &
Construction Company, Ltd.	1,990	133,352
Hyundai Glovis Company, Ltd.	390	71,415
Hyundai Heavy Industries Company, Ltd.	1,240	405,317
Hyundai Hysco Company, Ltd.	860	38,872
Hyundai Merchant Marine Company, Ltd.	1,470	37,234
Hyundai Mipo Dockyard Company, Ltd.	360	46,578
Hyundai Mobis	2,007	638,114
Hyundai Motor Company, Ltd.	4,667	894,077
Hyundai Securities Company, Ltd.	4,428	47,896
Hyundai Steel Company	1,593	163,285
Hyundai Wia Corphyundai Wia Corp. (I)	320	43,207
Industrial Bank of Korea	5,230	78,191
Kangwon Land, Inc.	2,690	70,154
KB Financial Group, Inc.	8,589	354,538
KB Financial Group, Inc., ADR	2,563	105,801
KCC Corp.	113	31,686
Kia Motors Corp.	7,345	489,487
Korea Electric Power Corp. (I)	7,773	165,805
Korea Exchange Bank	7,150	54,396
Korea Gas Corp.	780	24,937
Korea Investment Holdings Company, Ltd.	1,060	38,685
Korea Kumho Petrochemical Company, Ltd.	281	48,421
Korea Life Insurance Company Ltd.	6,400	37,589
Korea Zinc Company, Ltd.	270	106,745
Korean Air Lines Company, Ltd.	1,207	66,120
KP Chemical Corp.	1,300	24,714
KT Corp.	1,812	62,368
KT&G Corp.	3,350	215,203
LG Chem, Ltd.	1,367	487,876
LG Corp.	2,728	161,334
LG Display Company, Ltd.	6,016	118,829
LG Display Company, Ltd., ADR	439	4,364
LG Electronics, Inc.	2,704	169,955
LG Household & Health Care, Ltd.	270	119,247
LG Innotek Company, Ltd.	226	15,249
LG Uplus Corp.	8,257	38,504
Lotte Confectionery Company, Ltd.	19	31,234
Lotte Shopping Company, Ltd.	320	130,775
LS Cable, Ltd.	610	52,877
LS Industrial Systems Company, Ltd.	391	22,779
Mando Corp.	249	43,631
Mirae Asset Securities Company, Ltd.	594	22,528
NCSoft Corp.	500	164,490
NHN Corp. (I)	1,179	230,712
OCI Company, Ltd.	440	129,204
POSCO	1,693	643,045
POSCO, ADR	575	54,706
S-Oil Corp.	1,370	155,748
S1 Corp.	434	22,133
Samsung C&T Corp.	3,610	259,937
Samsung Card Company, Ltd.	1,197	57,772
Samsung Electro-Mechanics Company, Ltd.	1,770	111,559
Samsung Electronics Company, Ltd.	3,298	2,312,764
Samsung Engineering Company, Ltd.	963	218,946
Samsung Fire & Marine
Insurance Company, Ltd.	1,082	232,890
Samsung Heavy Industries Company, Ltd.	4,731	155,338
Samsung Life Insurance Company, Ltd.	1,424	113,882
Samsung SDI Company, Ltd.	977	129,012
Samsung Securities Company, Ltd.	1,540	92,229

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Samsung Techwin Company, Ltd.	1,041	$57,196
Seoul Semiconductor Company, Ltd.	980	25,253
Shinhan Financial Group Company, Ltd.	13,013	550,708
Shinsegae Company, Ltd.	211	63,130
SK C&C Company, Ltd.	460	61,300
SK Energy Company, Ltd.	1,800	287,731
SK Holdings Company, Ltd.	735	114,260
SK Networks Company, Ltd.	2,740	29,738
SK Telecom Company, Ltd.	565	81,972
STX Pan Ocean Company, Ltd.	4,057	31,760
Woongjin Conway Company, Ltd.	1,690	63,275
Woori Finance Holdings Company, Ltd.	10,340	114,492
Woori Investment & Securities Company, Ltd.	3,040	42,990
Yuhan Corp.	315	35,968

		15,113,591
Spain - 2.20%
Abertis Infraestructuras SA	9,812	156,048
Acciona SA	903	84,421
Acerinox SA (I)	3,620	52,477
ACS Actividades de Construccion
y Servicios SA	4,272	174,880
Amadeus IT Holding SA, A Shares	7,955	159,455
Banco Bilbao Vizcaya Argentaria SA	125,744	1,142,602
Banco de Sabadell SA (L)	34,210	135,306
Banco de Valencia SA (I)(L)	181	267
Banco Popular Espanol SA (L)	26,506	138,167
Banco Santander SA (I)	251,853	2,330,140
Bankia Saubankia Sau (I)	25,292	136,245
Bankinter SA (L)	3,569	21,033
CaixaBank	27,251	138,959
Distribuidora Internacional
De Alimentacion Sa (I)	16,093	69,353
EDP Renovaveis SA (I)	8,841	53,070
Enagas SA	5,969	125,241
Ferrovial SA (I)	12,192	152,408
Fomento de Construcciones
y Contratas SA (L)	1,979	51,473
Gas Natural SDG SA	9,632	176,230
Gestevision Telecinco SA	5,829	42,222
Grifols SA (I)	4,822	99,241
Iberdrola SA	117,512	866,494
Inditex SA	6,470	552,934
Indra Sistemas SA	1,985	35,522
Mapfre SA	25,468	87,371
Red Electrica De Espana	3,542	174,324
Repsol YPF SA	23,635	681,142
Telefonica SA	122,498	2,559,316
Zardoya Otis SA	5,381	81,379

		10,477,720
Sweden - 1.84%
Alfa Laval AB	10,554	207,121
Assa Abloy AB, Series B	9,995	231,838
Atlas Copco AB, Series A (I)	19,400	436,463
Atlas Copco AB, Series B (I)	10,979	220,636
Boliden AB	9,385	129,157
CDON Group AB (I)	1,210	6,706
Electrolux AB	6,156	103,118
Getinge AB, Series B	6,586	169,672
Hennes & Mauritz AB, B Shares	30,603	951,770
Hexagon AB	7,300	123,520
Holmen AB, Series B	900	25,560
Husqvarna AB, B Shares	15,837	82,618
Industrivarden AB, C Shares (I)	2,281	28,095

The accompanying notes are an integral part of the financial statements.
155

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Investor AB, B Shares	14,333	$281,735
Kinnevik Investment AB	5,112	109,082
Modern Times Group AB, B Shares	1,210	62,393
Nordea Bank AB	79,079	729,250
Ratos AB	6,676	100,329
Sandvik AB	29,027	387,550
Scania AB, Series B	8,380	151,428
Securitas AB, Series B	11,184	103,288
Skandinaviska Enskilda Banken AB, Series A	41,280	244,312
Skanska AB, Series B	11,237	170,055
SKF AB, B Shares	12,299	290,027
SSAB AB, Series A	4,300	43,256
Svenska Cellulosa AB	17,712	238,470
Svenska Handelsbanken AB, Series A	14,200	389,814
Swedbank AB, Class A	22,950	315,200
Swedish Match AB	6,500	235,404
Tele2 AB, Series B	10,002	210,831
Telefonaktiebolaget LM Ericsson, B Shares	89,861	1,008,152
Teliasonera AB	66,213	472,751
Volvo AB, Series B	39,500	490,913

		8,750,514
Switzerland - 6.02%
ABB, Ltd. (I)	66,338	1,412,085
Actelion, Ltd. (I)	3,612	154,329
Adecco SA (I)	4,284	199,263
Aryzta AG	3,065	144,837
Baloise Holding AG	1,778	157,324
Cie Financiere Richemont SA	16,000	928,325
Credit Suisse Group AG (I)	34,232	975,414
GAM Holding, Ltd. (I)	7,098	105,033
Geberit AG (I)	1,285	269,220
Givaudan AG (I)	276	266,682
Glencore International PLC	26,096	178,012
Holcim, Ltd. (I)	7,684	483,879
Julius Baer Group, Ltd. (I)	6,834	279,635
Kuehne & Nagel International AG	1,803	250,681
Lindt & Spruengli AG	36	112,786
Lindt & Spruengli AG - REG	4	147,957
Lonza Group AG (I)	1,765	115,979
Nestle SA	102,930	6,373,392
Nobel Biocare Holding AG (I)	4,707	59,731
Novartis AG	69,436	4,057,469
Pargesa Holding SA, ADR	1,287	105,149
Roche Holdings AG	20,913	3,660,831
Schindler Holding AG	1,691	200,423
Schindler Holding AG - REG	883	107,377
SGS SA	179	332,265
Sika AG (I)	73	164,446
Sonova Holding AG (I)	1,608	136,884
STMicroelectronics NV	18,270	121,175
Straumann Holding AG	338	64,436
Sulzer AG	840	112,693
Swiss Life Holding (I)	1,102	151,088
Swiss Re, Ltd. (I)	10,743	561,085
Swisscom AG	760	340,562
Syngenta AG (I)	2,906	920,237
The Swatch Group AG	1,631	130,485
The Swatch Group AG, BR Shares	979	445,018
Transocean, Ltd.	9,929	551,309
UBS AG (Swiss Exchange) (I)	109,905	1,583,370
Wolseley PLC	8,674	225,480
Xstrata PLC	61,130	1,070,093
Zurich Financial Services AG (I)	4,448	999,325

		28,655,764

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan - 1.94%
Acer, Inc.	57,177	$68,817
Advanced Semiconductor Engineering, Inc.	115,640	104,337
Advantech Company, Ltd.	1,670	4,831
Asia Cement Corp.	30,058	39,882
Asustek Computer, Inc.	20,874	177,156
AU Optronics Corp.	222,701	104,896
Catcher Technology Company, Ltd.	8,657	68,478
Cathay Financial Holdings Company, Ltd.	182,719	234,502
Chang Hwa Commercial Bank, Ltd.	89,380	66,419
Cheng Shin Rubber Industry Company, Ltd.	54,402	126,916
Cheng UEI Precision Industry Company, Ltd.	2,716	7,679
Chimei Innolux Corp. (I)	93,681	40,575
China Airlines, Ltd.	19,577	10,456
China Development Financial Holdings Corp.	182,931	60,009
China Life Insurance Company, Ltd.	55,000	70,595
China Petrochemical Development Corp.	63,000	93,302
China Steel Corp.	305,800	332,815
Chinatrust Financial Holding Company, Ltd.	243,334	198,414
Chunghwa Picture Tubes, Ltd. (I)	53,201	4,760
Chunghwa Telecom Company, Ltd.	109,550	376,988
CMC Magnetics Corp. (I)	29,000	4,915
Compal Electronics, Inc.	127,510	137,610
Delta Electronics, Inc.	52,893	156,509
E.Sun Financial Holding Company, Ltd.	72,696	42,652
Epistar Corp.	8,946	19,238
Eternal Chemical Company, Ltd.	3,696	3,294
EVA Airways Corp.	17,181	12,640
Evergreen Marine Corp.	11,000	7,092
Everlight Electronics Company, Ltd.	2,177	4,061
Far Eastern Department Stores Company, Ltd.	7,050	13,176
Far Eastern New Century Corp.	58,985	77,125
Far EasTone
Telecommunications Company, Ltd.	30,463	48,679
First Financial Holding Company, Ltd.	114,729	88,631
Formosa Chemicals & Fibre Corp.	82,710	252,291
Formosa Petrochemical Corp.	26,780	78,458
Formosa Plastics Corp.	106,600	332,702
Formosa Taffeta Company, Ltd.	9,000	9,192
Foxconn Technology Company, Ltd.	15,309	54,752
Fubon Financial Holding Company, Ltd.	128,978	184,636
HannStar Display Corp. (I)	63,921	5,714
Hon Hai Precision Industry Company, Ltd.	264,121	670,919
HTC Corp.	20,900	548,805
Hua Nan Financial Holdings Company, Ltd.	140,889	98,254
Inotera Memories, Inc. (I)	5,395	1,253
Inventec Company, Ltd.	30,748	11,583
KGI Securities Company, Ltd.	23,455	10,573
Kinsus Interconnect Technology Corp.	527	1,921
Largan Precision Company, Ltd.	2,121	60,814
Lite-On Technology Corp.	44,759	48,871
Macronix International Company, Ltd.	69,453	29,132
MediaTek, Inc.	22,132	223,597
Mega Financial Holding Company, Ltd.	174,420	155,166
Mosel Vitelic, Inc. (I)	372	63
Motech Industries, Inc.	4,052	8,318
Nan Ya Plastics Corp.	134,180	320,768
Nan Ya Printed Circuit Board Corp.	2,211	7,329
Nanya Technology Corp. (I)	26,856	4,856
Novatek Microelectronics Corp., Ltd.	10,326	27,250
Pegatron Corp.	32,596	31,794
Polaris Securities Company, Ltd.	27,990	19,948
Pou Chen Corp.	41,568	31,982
Powerchip Semiconductor Corp. (I)	105,639	9,805
Powertech Technology, Inc.	12,767	30,850
President Chain Store Corp.	7,952	50,644

The accompanying notes are an integral part of the financial statements.
156

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Qisda Corp.	12,648	$3,490
Quanta Computer, Inc.	76,625	156,004
Realtek Semiconductor Corp.	5,297	8,239
Richtek Technology Corp.	1,212	6,230
Shin Kong Financial
Holding Company, Ltd. (I)	98,688	35,097
Siliconware Precision Industries Company	62,665	57,501
SinoPac Holdings Company, Ltd.	111,601	43,045
Synnex Technology International Corp.	23,608	60,085
Taishin Financial Holdings Company, Ltd.	78,618	35,731
Taiwan Cement Corp.	68,251	91,371
Taiwan Cooperative Bank	72,408	51,220
Taiwan Fertilizer Company, Ltd.	16,000	49,666
Taiwan Glass Industrial Corp.	11,420	14,734
Taiwan Mobile Company, Ltd. (I)	41,802	113,161
Taiwan Semiconductor
Manufacturing Company, Ltd.	726,788	1,735,665
Tatung Company, Ltd. (I)	19,380	8,399
Teco Electric & Machinery Company, Ltd.	15,000	9,768
Transcend Information, Inc.	2,202	5,036
Tripod Technology Corp.	9,481	31,829
Tung Ho Steel Enterprise Corp.	6,424	6,865
U-Ming Marine Transport Corp.	7,000	11,700
Uni-President Enterprises Corp.	85,942	127,365
Unimicron Technology Corp.	17,513	25,420
United Microelectronics Corp.	366,729	143,634
Vanguard International Semiconductor Corp.	284	108
Wafer Works Corp.	33	31
Walsin Lihwa Corp.	39,000	15,020
Wan Hai Lines, Ltd.	11,970	6,769
Wintek Corp.	39,597	34,352
Wistron Corp.	42,075	52,213
WPG Holdings Company, Ltd.	39,240	58,645
Ya Hsin Industrial Company, Ltd. (I)	18,000	0
Yang Ming Marine Transport Corp. (I)	7,609	4,103
Yuanta Financial Holdings Company, Ltd. (I)	148,284	87,318
Yulon Motor Company, Ltd.	8,449	19,162

		9,238,665
Thailand - 0.40%
Advanced Info Service PCL	23,609	89,410
Bangkok Bank PCL	18,800	100,635
Bangkok Bank PCL (Foreign
Registered Shares)	21,500	117,722
Bank of Ayudhya PCL	141,800	121,122
Banpu PCL	4,600	97,672
BEC World PCL	18,400	24,865
Charoen Pokphand Foods PCL	75,000	78,829
CP ALL PCL	49,000	83,792
Glow Energy PCL	32,900	59,554
IRPC PCL	254,154	40,875
Kasikornbank PCL	20,900	89,253
Kasikornbank PCL (Foreign Shares)	31,800	135,295
Krung Thai Bank PCL	57,000	36,326
PTT Aromatics & Refining PCL	17,600	20,113
PTT Chemical PCL	6,700	30,516
PTT Exploration & Production PCL	30,706	179,298
PTT PCL, Foreign Shares	18,082	198,498
Siam Cement PCL, Foreign Shares	8,900	112,671
Siam Commercial Bank PCL	51,128	203,011
Thai Oil PCL	32,800	73,327

		1,892,784
Turkey - 0.29%
Akbank AS	32,773	123,696

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Anadolu Efes Biracilik Ve Malt Sanayii AS	6,777	$75,731
Arcelik AS	8,699	30,745
Asya Katilim Bankasi AS (I)	6,656	7,540
BIM Birlesik Magazalar AS	2,851	92,597
Coca-Cola Icecek AS	2,683	33,390
Enka Insaat ve Sanayi AS	14,113	32,087
Eregli Demir ve Celik Fabrikalari TAS	19,370	37,707
HACI Omer Sabanci Holding AS	20,375	73,240
KOC Holdings AS	20,858	74,685
Tav Havalimanlari Holding AS (I)	7,816	32,654
Tupras Turkiye Petrol Rafinerileri AS	4,261	81,801
Turk Hava Yollari (I)	17,839	25,149
Turk Sise ve Cam Fabrikalari AS	17,506	32,862
Turk Telekomunikasyon AS	19,775	90,407
Turkcell Iletisim Hizmetleri AS (I)	22,046	99,042
Turkiye Garanti Bankasi AS	59,070	218,199
Turkiye Halk Bankasi AS	7,392	47,039
Turkiye Is Bankasi	46,664	121,498
Turkiye Vakiflar Bankasi Tao	18,789	34,384
Yapi ve Kredi Bankasi AS (I)	20,051	40,343

		1,404,796
Ukraine - 0.01%
Kernel Holding SA (I)	2,053	46,640
United Kingdom - 12.17%
3i Group PLC	31,898	110,002
Admiral Group PLC	6,484	143,679
Aggreko PLC	8,257	259,175
AMEC PLC	10,578	156,808
Anglo American PLC	39,536	1,646,995
Antofagasta PLC	12,104	264,934
ARM Holdings PLC	40,928	376,730
Associated British Foods PLC (I)	11,375	197,478
AstraZeneca PLC	41,563	1,968,671
Autonomy Corp. PLC (I)	6,975	284,836
Babcock International Group PLC	11,399	116,063
BAE Systems PLC (I)	102,494	457,908
Balfour Beatty PLC	23,807	96,242
Barclays PLC	341,552	941,718
BG Group PLC (I)	101,151	2,186,259
BHP Billiton PLC	65,160	2,217,960
BP PLC	559,437	3,662,811
British American Tobacco PLC	59,519	2,650,102
British Land Company PLC	26,370	230,647
British Sky Broadcasting Group PLC	34,524	370,084
BT Group PLC	228,559	637,243
Bunzl PLC	10,270	133,340
Burberry Group PLC	13,517	302,059
Cairn Energy PLC (I)	42,570	231,253
Capital Shopping Centres Group PLC	17,856	96,292
Carnival PLC	5,690	185,384
Centrica PLC	153,124	743,476
Cobham PLC	39,069	121,605
Compass Group PLC (I)	56,731	507,262
Diageo PLC	75,030	1,509,782
Eurasian Natural Resources Corp.	8,205	90,789
G4S PLC	45,148	191,240
GKN PLC	46,145	151,251
GlaxoSmithKline PLC	154,446	3,294,777
Hammerson PLC	23,098	152,973
HSBC Holdings PLC	526,517	4,583,955
ICAP PLC	18,790	144,556
Imperial Tobacco Group PLC (I)	30,095	996,612
Inmarsat PLC	15,844	120,995
Intercontinental Hotels Group PLC	9,274	157,780

The accompanying notes are an integral part of the financial statements.
157

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
International Consolidated
Airlines Group SA (I)	31,419	$89,109
International Power PLC	47,813	263,811
Intertek Group PLC	5,198	170,324
Invensys PLC	27,539	123,783
Investec PLC	16,468	115,450
ITV PLC (I)	124,360	123,589
J Sainsbury PLC	38,833	189,001
Johnson Matthey PLC	6,728	185,603
Kazakhmys PLC	7,242	128,186
Kingfisher PLC	73,494	281,464
Land Securities Group PLC	22,382	267,501
Legal & General Group PLC	180,547	307,616
Lloyds Banking Group PLC (I)	1,208,217	658,494
London Stock Exchange Group PLC	5,284	78,723
Lonmin PLC, ADR	5,585	118,985
Man Group PLC	59,115	214,204
Marks & Spencer Group PLC	48,322	252,329
National Grid PLC	107,849	1,089,341
Next PLC	5,696	217,845
Old Mutual PLC	164,620	320,300
Pearson PLC (I)	24,585	443,897
Petrofac, Ltd.	8,430	186,991
Pharmstandard (I)	1,827	36,631
PIK Group, GDR (I)	5,907	21,773
Prudential PLC	75,584	759,317
Reckitt Benckiser Group PLC	18,247	968,527
Reed Elsevier PLC	37,350	305,584
Resolution, Ltd.	46,451	200,816
Rexam PLC	28,352	162,500
Rio Tinto PLC (I)	43,136	2,640,232
Rolls-Royce Holdings PLC (I)	56,172	583,376
Royal Bank of Scotland Group PLC (I)	532,757	208,894
RSA Insurance Group PLC (I)	107,655	200,393
SABMiller PLC (I)	28,134	1,019,020
Schroders PLC (I)	3,629	87,397
Scottish & Southern Energy PLC	27,995	590,636
Segro PLC	23,069	96,848
Serco Group PLC	16,322	135,883
Severn Trent PLC	7,601	181,211
Smith & Nephew PLC	27,161	275,986
Smiths Group PLC	12,298	198,866
Standard Chartered PLC (I)	70,260	1,596,294
Standard Life PLC	72,254	237,752
Subsea 7 SA (I)	8,768	203,020
Tesco PLC	240,932	1,478,095
The Capita Group PLC	19,321	222,470
The Sage Group PLC	42,114	171,947
The Weir Group PLC	6,760	211,475
TUI Travel PLC	20,474	50,851
Tullow Oil PLC	26,248	457,842
Unilever PLC	37,850	1,271,631
United Utilities Group PLC	21,618	210,499
Vedanta Resources PLC	3,737	85,252
Vodafone Group PLC	1,576,474	4,128,317
Whitbread PLC	5,847	142,626
WM Morrison Supermarket PLC	67,267	315,514

		57,975,747
United States - 0.12%
Sims Group, Ltd.	3,732	61,500
Southern Copper Corp.	5,173	174,692
Synthes, Inc.	1,999	356,668

		592,860

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Venezuela - 0.10%
Aviva PLC (I)	83,478	$460,541

TOTAL COMMON STOCKS (Cost $401,902,972)		$440,236,666

PREFERRED SECURITIES - 2.38%
Brazil - 1.96%
AES Tiete SA	$3,800	$53,733
Banco Bradesco SA	57,563	1,017,902
Banco do Estado do Rio Grande do Sul SA	6,499	71,771
Bradespar SA	7,300	162,105
Brasil Telecom SA	9,780	73,416
Braskem SA, A Shares	3,300	39,180
Centrais Eletricas Brasileiras SA	5,700	75,694
Cia Brasileira de Distribuicao Grupo Pao
de Acucar	2,918	118,230
Cia Paranaense de Energia	3,800	83,548
Companhia de Bebidas das Americas	36,379	1,264,890
Companhia de Transmissao de Energia
Eletrica Paulista	1,219	35,745
Companhia Energetica de Minas Gerais	11,764	218,002
Companhia Energetica de Sao Paulo	5,564	104,122
Eletropaulo Metropolitana Eletricidade de
Sao Paulo SA	2,724	48,135
Gerdau SA	23,560	201,279
Gol Linhas Aereas Inteligentes SA	4,300	32,522
Investimentos Itau SA	67,694	407,380
Itau Unibanco Holding SA	68,481	1,241,081
Klabin SA	15,000	50,129
Lojas Americanas SA	11,027	108,196
Metalurgica Gerdau SA	8,800	94,916
Petroleo Brasileiro SA	125,786	1,643,538
Suzano Papel e Celulose SA	7,275	41,359
Tam SA	2,590	53,691
Tele Norte Leste Participacoes SA	7,000	90,496
Telecomunicacoes De Sao Paulo SA	9,118	287,304
Telemar Norte Leste SA	1,000	28,639
Usinas Siderurgicas de Minas Gerais SA	13,484	101,645
Vale Fertilizantes SA	3,600	53,890
Vale SA	59,982	1,531,683

		9,334,221
Germany - 0.32%
Bayerische Motoren Werke (BMW) AG	1,706	91,935
Henkel AG & Company KGaA	5,537	326,782
Porsche Automobil Holding SE	4,655	314,496
ProSiebenSat.1 Media AG	2,912	57,915
RWE AG	1,274	42,884
Volkswagen AG	4,285	712,036

		1,546,048
South Korea - 0.10%
Hyundai Motor Company, Ltd.	611	37,429
Hyundai Motor Company, Ltd. -2nd Preferred	1,210	76,713
LG Chem, Ltd.	290	35,155
Samsung Electronics Company, Ltd.	611	310,210

		459,507

TOTAL PREFERRED SECURITIES (Cost $9,426,412)		$11,339,776

RIGHTS - 0.00%
Abertis Infraestructuras SA (Expiration
Date: 09/05/2011) (I)	9,812	$7,752

TOTAL RIGHTS (Cost $9,165)		$7,752

The accompanying notes are an integral part of the financial statements.
158

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

WARRANTS - 0.00%
Kinross Gold Corp. (Expiration Date:
09/17/2014, Strike Price: $21.30) (I)	638	1,954

TOTAL WARRANTS (Cost $3,040)		$1,954

SECURITIES LENDING COLLATERAL - 3.74%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	1,778,852	17,797,235

TOTAL SECURITIES LENDING
COLLATERAL (Cost $17,799,791)		$17,797,235

SHORT-TERM INVESTMENTS - 3.42%
Money Market Funds - 3.42%
AIM Short-Term Investment Trust, STIC
Prime Portfolio, 0.140%	$16,272,241	$16,272,241

TOTAL SHORT-TERM INVESTMENTS (Cost $16,272,241)		$16,272,241

Total Investments (International Equity Index Fund)
(Cost $445,413,621) - 101.96%		$485,655,624
Other assets and liabilities, net - (1.96%)		(9,322,510)

TOTAL NET ASSETS - 100.00%		$476,333,114

International Growth Stock Fund
	Shares	Value

COMMON STOCKS - 92.07%
Australia - 6.89%
BHP Billiton, Ltd.	122,450	$5,210,145
Brambles, Ltd.	426,157	3,080,851
Cochlear, Ltd.	28,511	2,313,972
CSL, Ltd.	67,330	2,032,177
QBE Insurance Group, Ltd.	154,100	2,337,297
WorleyParsons, Ltd.	142,309	4,177,007

		19,151,449
Belgium - 1.69%
Anheuser-Busch InBev NV	85,127	4,700,124
Brazil - 2.19%
Banco Bradesco SA, ADR	233,053	4,159,996
Petroleo Brasileiro SA, ADR	72,468	1,931,272

		6,091,268
Canada - 5.70%
Agrium, Inc.	27,853	2,388,538
Canadian National Railway Company	30,395	2,235,629
Canadian Natural Resources, Ltd.	59,529	2,249,130
Cenovus Energy, Inc.	75,321	2,722,725
Fairfax Financial Holdings, Ltd.	5,912	2,383,998
Suncor Energy, Inc.	120,526	3,862,050

		15,842,070
China - 1.73%
Industrial & Commercial Bank of China, Ltd.	7,283,000	4,804,543
Denmark - 1.35%
Novo Nordisk A/S	35,115	3,742,992
France - 7.29%
BNP Paribas	51,427	2,641,390
Cap Gemini SA	60,072	2,437,308
Compagnie Generale des Etablissements
Michelin, Class B	24,598	1,801,004
Danone SA	53,214	3,630,930
Eutelsat Communications	46,283	2,057,755
L’Oreal SA	10,706	1,165,258
Lafarge SA	33,495	1,392,725

International Growth Stock Fund (continued)
	Shares	Value

COMMON STOCKS (continued)
France (continued)
Publicis Groupe SA	30,091	$1,414,575
Schneider Electric SA	14,862	1,986,604
Total SA	35,326	1,724,554

		20,252,103
Germany - 5.36%
Adidas AG	59,270	4,118,983
Bayer AG	30,541	1,966,545
Bayerische Motoren Werke (BMW) AG	30,320	2,450,086
Fresenius Medical Care AG	42,752	2,901,418
SAP AG	63,249	3,448,494

		14,885,526
Hong Kong - 2.05%
China Mobile, Ltd.	163,500	1,672,097
Hutchison Whampoa, Ltd.	302,000	2,909,144
Li & Fung, Ltd.	620,000	1,121,938

		5,703,179
India - 0.82%
Infosys Technologies, Ltd., ADR	44,091	2,275,977
Ireland - 1.94%
Shire PLC	97,591	3,150,679
WPP PLC	214,047	2,239,388

		5,390,067
Israel - 1.52%
Teva Pharmaceutical Industries, Ltd., ADR	102,405	4,235,471
Japan - 9.93%
Canon, Inc.	107,200	5,061,752
Denso Corp.	109,100	3,490,748
Fanuc, Ltd.	16,300	2,720,026
Keyence Corp.	10,600	2,853,885
Komatsu, Ltd.	68,600	1,825,817
Nidec Corp.	33,500	2,933,853
Toyota Motor Corp.	102,300	3,674,096
Yamada Denki Company, Ltd.	68,690	5,036,569

		27,596,746
Mexico - 3.21%
America Movil SAB de CV, Series L, ADR	147,660	3,774,190
Fomento Economico Mexicano SAB de CV	45,241	3,118,010
Grupo Televisa SA, ADR	92,131	2,030,567

		8,922,767
Netherlands - 4.02%
Koninklijke (Royal) KPN NV	32,763	463,945
Koninklijke Ahold NV	210,847	2,456,021
Royal Dutch Shell PLC, B Shares	108,494	3,658,942
Unilever NV	106,610	3,607,928
Vimpelcom, Ltd., ADR	85,255	974,465

		11,161,301
Russia - 1.04%
Gazprom OAO, ADR (London Exchange)	233,435	2,904,627
Singapore - 2.64%
Keppel Corp., Ltd.	488,900	3,775,737
United Overseas Bank, Ltd.	231,000	3,558,346

		7,334,083
South Korea - 2.88%
Hyundai Mobis	11,663	3,708,185
NHN Corp. (I)	22,023	4,309,561

		8,017,746
Sweden - 3.53%
Ericsson (LM), Series B	301,143	3,378,528
Kinnevik Investment AB	67,276	1,435,570
Swedbank AB, Class A	182,723	2,509,558

The accompanying notes are an integral part of the financial statements.
159

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Growth Stock Fund (continued)
	Shares	Value

COMMON STOCKS (continued)
Sweden (continued)
Volvo AB, Series B	200,276	$2,489,065

		9,812,721
Switzerland - 9.05%
ABB, Ltd. (I)	131,246	2,793,730
Informa PLC	388,637	2,228,931
Julius Baer Group, Ltd. (I)	72,960	2,985,394
Nestle SA	74,388	4,606,081
Novartis AG	86,300	5,042,912
Roche Holdings AG	24,507	4,289,963
Syngenta AG (I)	10,122	3,205,311

		25,152,322
Taiwan - 1.40%
Hon Hai Precision Industry Company, Ltd.	168,900	429,039
Taiwan Semiconductor
Manufacturing Company, Ltd. (I)	1,445,000	3,450,849

		3,879,888
Turkey - 0.71%
Akbank T.A.S.	521,402	1,967,947
United Kingdom - 15.13%
BG Group PLC (I)	192,447	4,159,514
British American Tobacco PLC	92,820	4,132,839
Centrica PLC	580,843	2,820,215
Compass Group PLC	602,126	5,383,927
Imperial Tobacco Group PLC (I)	150,865	4,995,975
International Power PLC	365,269	2,015,395
Kingfisher PLC	646,172	2,474,683
Next PLC	81,350	3,111,251
Reed Elsevier PLC	478,829	3,917,608
Smith & Nephew PLC	259,503	2,636,837
Tesco PLC	573,537	3,518,595
Vodafone Group PLC	1,098,475	2,876,580

		42,043,419

TOTAL COMMON STOCKS (Cost $259,879,053)		$255,868,336

PREFERRED SECURITIES - 0.82%
Germany - 0.82%
Volkswagen AG	$13,757	$2,285,992

TOTAL PREFERRED SECURITIES (Cost $2,726,379)		$2,285,992

SHORT-TERM INVESTMENTS - 8.42%
Money Market Funds - 8.42%
State Street Institutional Liquid Reserves
Fund, 0.0984% (Y)	23,392,787	23,392,787

TOTAL SHORT-TERM INVESTMENTS (Cost $23,392,787)		$23,392,787

Total Investments (International Growth Stock Fund)
(Cost $285,998,219) - 101.31%		$281,547,115
Other assets and liabilities, net - (1.31%)		(3,649,112)

TOTAL NET ASSETS - 100.00%		$277,898,003

International Opportunities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.84%
Argentina - 2.22%
Arcos Dorados Holdings, Inc., Class A	227,450	$6,270,797
MercadoLibre, Inc.	105,813	7,129,680

		13,400,477

International Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Belgium - 2.24%
Anheuser-Busch InBev NV	244,626	$13,506,554
Brazil - 5.25%
Anhanguera Educacional Participacoes SA	252,100	4,180,815
BR Malls Participacoes SA	862,700	9,619,276
OGX Petroleo e Gas Participacoes SA (I)	2,483,638	17,895,174

		31,695,265
Canada - 6.59%
Canadian National Railway Company	215,516	15,905,081
Imax Corp. (I)	191,035	3,348,844
Pacific Rubiales Energy Corp.	528,520	13,001,171
Potash Corp. of Saskatchewan, Inc.	129,685	7,519,136

		39,774,232
China - 5.66%
Baidu, Inc., ADR (I)	99,644	14,526,102
CNOOC, Ltd.	3,322,600	6,776,645
SINA Corp. (I)	72,069	7,740,931
Youku.com, Inc., ADR (I)	204,022	5,114,832

		34,158,510
Denmark - 2.53%
Novo Nordisk A/S	87,291	9,304,557
Novozymes A/S, Class B	40,981	6,002,307

		15,306,864
France - 5.11%
Pernod-Ricard SA	86,085	7,726,567
Publicis Groupe SA	135,427	6,366,408
Schneider Electric SA	125,284	16,746,716

		30,839,691
Germany - 4.19%
Adidas AG	93,361	6,488,145
BASF SE	84,500	6,013,411
Bayerische Motoren Werke (BMW) AG	79,723	6,442,224
Siemens AG	61,581	6,338,076

		25,281,856
Hong Kong - 6.42%
Belle International Holdings, Ltd.	398,000	821,027
China Unicom Hong Kong, Ltd.	7,052,000	14,910,789
Hang Lung Properties, Ltd.	2,603,000	9,691,297
Li & Fung, Ltd.	7,372,000	13,340,210

		38,763,323
India - 1.22%
ICICI Bank, Ltd., ADR	188,073	7,402,553
Ireland - 4.58%
Accenture PLC, Class A	169,219	9,068,446
Experian PLC	793,558	9,059,764
Shire PLC	295,604	9,543,433

		27,671,643
Italy - 0.36%
Prada SpA (I)	417,300	2,201,558
Japan - 10.10%
Canon, Inc.	191,300	9,032,773
Dena Company, Ltd.	108,000	5,607,160
FANUC Corp.	55,200	9,211,376
Honda Motor Company, Ltd.	184,800	6,038,296
Hoya Corp.	274,500	6,043,821
Komatsu, Ltd.	224,200	5,967,174
Marubeni Corp.	951,000	6,045,545
Sumitomo Realty &
Development Company, Ltd.	320,000	6,792,541

The accompanying notes are an integral part of the financial statements.
160

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Yamada Denki Company, Ltd.	85,460	$6,266,199

		61,004,885
Luxembourg - 2.40%
Millicom International Cellular SA	128,997	14,473,463
Mexico - 1.05%
Wal-Mart de Mexico SAB de CV	2,354,700	6,316,911
Netherlands - 5.56%
ASML Holding NV	492,556	17,439,326
LyondellBasell Industries NV, Class A	102,240	3,542,616
Sensata Technologies Holding NV (I)	388,089	12,589,607

		33,571,549
Singapore - 1.50%
Genting Singapore PLC (I)	6,571,000	9,085,407
Spain - 2.23%
Inditex SA	157,540	13,463,568
Sweden - 0.47%
Hennes & Mauritz AB, B Shares	91,139	2,834,473
Switzerland - 11.56%
Julius Baer Group, Ltd. (I)	378,640	15,493,278
Nestle SA	189,843	11,755,017
Roche Holdings AG	95,837	16,776,314
The Swatch Group AG, BR Shares	34,966	15,894,274
Xstrata PLC	566,455	9,915,906

		69,834,789
Taiwan - 2.67%
Taiwan Semiconductor Manufacturing
Company, Ltd., ADR	1,347,520	16,129,814
United Kingdom - 10.30%
ARM Holdings PLC	1,286,995	11,846,398
British Sky Broadcasting Group PLC	1,122,380	12,031,467
Reed Elsevier PLC	871,739	7,132,258
Rolls-Royce Holdings PLC (I)	870,943	9,045,201
Standard Chartered PLC (I)	584,677	13,283,754
Tullow Oil PLC	509,259	8,882,973

		62,222,051
United States - 1.63%
Wynn Resorts, Ltd.	63,581	9,837,252

TOTAL COMMON STOCKS (Cost $523,349,069)		$578,776,688

SHORT-TERM INVESTMENTS - 3.59%
Money Market Funds - 3.59%
State Street Institutional Investment Treasury
Money Market Fund, 0.000% (Y)	$21,677,238	$21,677,238

TOTAL SHORT-TERM INVESTMENTS (Cost $21,677,238)		$21,677,238

Total Investments (International Opportunities Fund)
(Cost $545,026,307) - 99.43%		$600,453,926
Other assets and liabilities, net - 0.57%		3,412,661

TOTAL NET ASSETS - 100.00%		$603,866,587

International Small Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.44%
Australia - 4.97%
Billabong International, Ltd.	714,567	$2,642,720
Downer EDI, Ltd.	1,302,657	4,798,230
Emeco Holdings, Ltd.	4,341,244	4,462,010
Pacific Brands, Ltd.	4,747,577	3,332,942

		15,235,902
Austria - 1.52%
Wienerberger Baustoffindustrie AG (L)	326,485	4,649,800
Bahamas - 1.81%
Steiner Leisure, Ltd. (I)	138,970	5,543,513
Belgium - 1.64%
Barco NV	84,270	5,015,705
Canada - 8.45%
ATS Automation Tooling Systems, Inc. (I)	697,160	4,833,776
Canaccord Capital, Inc.	517,506	5,453,550
Dorel Industries, Inc., Class B	150,200	3,621,180
Genworth MI Canada, Inc.	138,800	3,137,988
Genworth MI Canada, Inc.	30,600	691,804
HudBay Minerals, Inc.	283,070	3,720,117
Mullen Group, Ltd.	201,570	4,441,826

		25,900,241
China - 2.81%
People’s Food Holdings, Ltd.	5,361,704	3,275,688
Shenzhen Expressway Co Ltd	2,634,000	1,188,607
Sinotrans, Ltd., Class H	17,808,000	3,503,731
Travelsky Technology, Ltd.	1,196,539	651,160

		8,619,186
Finland - 2.94%
Amer Sports OYJ	444,778	5,992,678
Huhtamaki OYJ	260,656	3,016,596

		9,009,274
Germany - 2.87%
Jenoptik AG (I)	552,685	3,924,388
Kloeckner & Company SE	294,485	4,869,304

		8,793,692
Greece - 2.29%
Athens Stock Exchange SA	704,870	4,299,681
Jumbo SA	485,820	2,726,967

		7,026,648
Hong Kong - 8.57%
Dah Sing Financial Group	1,074,374	4,242,704
Giordano International, Ltd.	3,114,365	2,582,100
Ju Teng International Holdings, Ltd.	4,432,000	921,325
Stella International Holdings, Ltd.	2,095,000	5,939,787
Techtronic Industries Company	4,698,000	4,519,849
Texwinca Holdings, Ltd.	3,140,907	3,828,687
Yue Yuen Industrial Holdings, Ltd.	1,534,140	4,247,368

		26,281,820
India - 0.24%
HCL Infosystems, Ltd.	500,856	740,978
Japan - 12.74%
Asahi Company, Ltd. (I)(L)	106,100	2,284,346
Descente, Ltd.	807,860	4,379,946
En-Japan, Inc. (I)	2,287	3,011,372
Keihin Corp.	116,800	2,195,177
Kobayashi Pharmaceutical Company, Ltd.	136,500	7,027,053
Megane Top Company, Ltd.	121,872	2,138,722
Meitec Corp.	97,411	1,894,990
Nissan Shatai Company, Ltd.	314,600	2,442,284
Nissin Kogyo Company, Ltd.	140,610	2,200,563

The accompanying notes are an integral part of the financial statements.
161

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Shinko Plantech Company, Ltd.	469,700	$4,727,738
Tokai Rika Company, Ltd.	134,900	2,325,690
USS Company, Ltd.	51,080	4,429,810

		39,057,691
Liechtenstein - 1.30%
Verwaltungs & Privat Bank AG	33,515	3,987,550
Netherlands - 8.35%
Aalberts Industries NV	216,181	4,020,087
Accell Groupaccell Group	108,934	2,715,571
Arcadis NV (L)	150,800	2,861,222
Imtech NV	57,050	1,652,402
Mediq NV	321,861	5,674,138
SBM Offshore NV	134,586	2,790,743
TKH Group NV	180,474	4,060,074
USG People NV	180,304	1,820,919

		25,595,156
Norway - 1.96%
Tomra Systems ASA	758,890	6,000,778
Singapore - 0.11%
Huan Hsin Holdings, Ltd. (I)	2,394,298	341,957
South Korea - 7.96%
Binggrae Company, Ltd.	58,460	2,961,053
BS Financial Group, Inc. (I)	283,930	3,546,070
DGB Financial Group, Inc. (I)	200,600	2,934,441
KIWOOM Securities Company, Ltd.	43,790	2,491,085
Mirae Asset Securities Company, Ltd.	53,780	2,039,681
S1 Corp.	39,100	1,994,053
Sindoh Company, Ltd.	80,243	3,498,639
Youngone Corp.	290,900	4,943,767

		24,408,789
Spain - 2.05%
Antena 3 de Television SA (I)(L)	515,778	3,640,886
Construcciones & Auxiliar de Ferrocarriles SA	1,510	781,604
Sol Melia SA (L)	235,424	1,852,693

		6,275,183
Sweden - 0.72%
D Carnegie & Company AB (I)	739,376	0
Duni AB	242,260	2,215,207

		2,215,207
Switzerland - 2.71%
Panalpina Welttransport Holding AG	46,490	5,461,774
Vontobel Holding AG	89,146	2,849,561

		8,311,335
Taiwan - 3.75%
D-Link Corp.	3,154,668	2,540,155
Giant Manufacturing Company, Ltd.	988,746	3,690,581
Ta Chong Bank Company, Ltd. (I)	12,210,740	3,943,996
Taiwan Fu Hsing Industrial Company, Ltd.	2,164,000	1,322,848

		11,497,580
Thailand - 3.86%
Bank of Ayudhya PCL	5,000,610	4,271,384
Glow Energy PCL	2,270,788	4,110,452
Total Access Communication PCL	1,520,060	3,465,737

		11,847,573
United Kingdom - 11.42%
Bellway PLC	442,966	4,327,440
Bodycote PLC	786,785	3,723,387
Bovis Homes Group PLC	738,280	4,536,638

International Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Dignity PLC	153,590	$1,897,516
Fiberweb PLC	2,643,033	2,086,988
Future PLC (I)	2,946,470	573,851
Game Group PLC	2,392,366	939,569
Greggs PLC	412,370	3,289,076
Henderson Group PLC	2,251,780	4,732,021
Laird Group PLC	1,498,300	3,781,582
Persimmon PLC	695,915	5,130,427

		35,018,495
United States - 1.40%
MF Global Holdings, Ltd. (I)(L)	783,700	4,302,513

TOTAL COMMON STOCKS (Cost $261,403,189)		$295,676,566

SECURITIES LENDING COLLATERAL - 2.88%
John Hancock Collateral
Investment Trust, 0.2283% (Y)(W)	880,600	8,810,311

TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,810,052)		$8,810,311

SHORT-TERM INVESTMENTS - 2.77%
Time Deposits - 2.77%
Royal Bank of Canada Time Deposit,
0.040%, 09/01/2011	$8,500,000	$8,500,000

TOTAL SHORT-TERM INVESTMENTS (Cost $8,500,000)		$8,500,000

Total Investments (International Small Cap Fund)
(Cost $278,713,241) - 102.09%		$312,986,877
Other assets and liabilities, net - (2.09%)		(6,396,415)

TOTAL NET ASSETS - 100.00%		$306,590,462

International Small Company Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.80%
Australia - 8.39%
Acrux, Ltd.	23,000	$95,076
Adamus Resources, Ltd. (I)	26,750	18,630
Adelaide Brighton, Ltd.	75,300	226,809
Aditya Birla Minerals, Ltd.	40,783	53,695
AED Oil, Ltd. (I)	18,722	2,902
AJ Lucas Group, Ltd. (I)	6,727	9,708
Alchemia, Ltd. (I)	25,636	9,400
Alesco Corp., Ltd.	12,775	22,726
Alkane Resources, Ltd. (I)	24,556	51,194
Alliance Resources, Ltd. (I)	40,937	8,403
Amalgamated Holdings, Ltd.	18,031	107,176
Amcom Telecommunications Ltd	28,416	25,819
Ampella Mining, Ltd. (I)	3,883	8,306
Ansell, Ltd.	23,019	344,062
Anvil Mining, Ltd. (I)	12,049	81,081
APA Group, Ltd.	7,140	30,874
APN News & Media, Ltd.	70,096	65,062
Arafura Resources, Ltd. (I)	26,667	18,283
ARB Corp., Ltd.	8,257	76,060
Aristocrat Leisure, Ltd.	42,901	95,906
ASG Group, Ltd. (I)	7,517	7,666
Atlantic, Ltd. (I)	4,449	8,088
Aurora Oil and Gas, Ltd. (I)	37,114	113,120
Ausdrill, Ltd.	27,715	102,911

The accompanying notes are an integral part of the financial statements.
162

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Ausenco, Ltd.	8,453	$25,207
Austal, Ltd.	12,569	33,734
Austar United Communications, Ltd. (I)	82,457	98,032
Austbrokers Holdings, Ltd (I)	635	4,194
Austin Engineering, Ltd.	1,745	8,301
Australian Agricultural Company, Ltd. (I)	24,185	34,897
Australian Infrastructure Fund	85,225	173,381
Australian
Pharmaceutical Industries, Ltd. (I)	56,375	14,158
Australian Worldwide Exploration, Ltd. (I)	72,902	94,220
Automotive Holdings Group	26,456	61,266
AVJennings, Ltd.	32,942	14,477
Azumah Resources, Ltd. (I)	6,903	3,745
Bandanna Energy Ltd. (I)	26,297	28,140
Bank of Queensland, Ltd.	6,456	51,920
Bc Iron, Ltd. (I)	7,691	21,522
Beach Energy, Ltd.	164,336	191,396
Beadell Resources, Ltd. (I)	35,301	32,461
Becton Property Group (I)	11,935	102
Bendigo Mining, Ltd.	20,172	3,465
Berkeley Resources, Ltd. (I)	4,742	1,866
Billabong International, Ltd. (L)	12,568	46,481
Biota Holdings, Ltd. (I)	39,986	42,498
Blackmores, Ltd.	1,614	51,063
Boart Longyear Group	78,496	308,070
Boom Logistics, Ltd. (I)	42,444	11,628
Bow Energy, Ltd. (I)	55,754	91,776
Bradken, Ltd.	33,927	290,010
Breville Group, Ltd.	19,121	62,257
Brickworks, Ltd.	5,184	50,926
Cabcharge Australia, Ltd.	20,355	101,412
Cape Lambert Iron Ore, Ltd. (I)	117,043	61,166
Cardno, Ltd.	10,710	60,201
Carnarvon Petroleum, Ltd. (I)	59,353	9,972
Carsales.com.au, Ltd.	4,574	24,444
Cash Converters International, Ltd.	16,548	8,579
Catalpa Resources, Ltd. (I)	31,172	51,795
Centamin Egypt, Ltd. (I)	116,158	196,276
Ceramic Fuel Cells, Ltd. (I)	126,217	20,466
Challenger, Ltd.	15,400	81,006
Clough, Ltd.	23,830	19,161
Coal of Africa, Ltd. (I)	39,262	42,798
Coalspur Mines, Ltd. (I)	27,065	49,733
Cockatoo Coal, Ltd. (I)	87,990	40,562
Codan, Ltd.	4,533	6,311
Coffey International, Ltd.	17,660	9,825
Compass Resources, Ltd. (I)	15,577	2,498
ConnectEast Group	589,834	340,908
Conquest Mining, Ltd. (I)	63,601	31,693
Consolidated Media Holdings, Ltd.	37,958	97,150
Count Financial, Ltd.	16,149	24,438
Credit Corp. Group, Ltd.	4,455	20,520
CSR, Ltd.	22,093	61,772
CuDeco, Ltd. (I)	21,846	79,164
Customers, Ltd.	9,594	8,890
Decmil Group, Ltd.	7,369	17,331
Deep Yellow, Ltd. (I)	56,297	9,732
Discovery Metals, Ltd. (I)	77,427	116,465
Domino’s Pizza Enterprises, Ltd.	456	3,553
Downer EDI, Ltd. (I)	21,162	77,948
Dragon Mining, Ltd. (I)	2,230	3,809
Duet Group	181,441	320,050
Duluxgroup, Ltd.	33,091	94,836
Eastern Star Gas, Ltd. (I)	95,905	81,589
Elders, Ltd. (I)	40,650	12,905

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Elemental Minerals, Ltd. (I)	11,100	$18,671
Emeco Holdings, Ltd.	73,594	75,641
Energy World Corp., Ltd. (I)	112,377	86,842
Envestra, Ltd.	87,615	66,087
Extract Resources, Ltd. (I)	11,558	99,341
Ferraus, Ltd. (I)(L)	36,238	37,918
FKP Property Group, Ltd.	117,455	71,014
Fleetwood Corp., Ltd.	5,897	69,032
FlexiGroup, Ltd.	75,857	182,662
Flight Centre, Ltd. (L)	8,110	173,031
Flinders Mines, Ltd. (I)	121,835	16,437
Focus Minerals, Ltd. (I)	509,833	37,733
Forest Enterprises Australia, Ltd. (I)	29,109	0
Forge Group, Ltd.	8,127	47,956
Galaxy Resources, Ltd. (I)(L)	16,452	13,324
Geodynamics, Ltd. (I)	31,447	9,043
Gindalbie Metals, Ltd. (I)(L)	58,827	44,348
Gloucester Coal Ltd. (I)	355	3,382
Gold One International, Ltd. (I)	25,363	14,396
Goodman Fielder, Ltd.	238,200	177,134
GrainCorp., Ltd.	31,091	255,724
Grange Resources Corp., Ltd.	43,931	24,404
Great Southern Plantations, Ltd. (I)	47,114	0
Greenland Minerals & Energy, Ltd. (I)(L)	35,101	21,331
Gryphon Minerals, Ltd. (I)	22,746	42,185
GUD Holdings, Ltd.	11,047	87,930
Gujarat NRE Coking Coal, Ltd. (I)	21,875	5,879
Gunns, Ltd. (I)	100,882	22,107
GWA International, Ltd.	27,947	68,313
Hastie Group, Ltd. (I)	31,448	3,720
Heron Resources, Ltd. (I)	9,000	1,699
Hills Industries, Ltd.	27,614	35,705
Horizon Oil, Ltd. (I)	97,753	26,387
iiNET, Ltd.	12,843	32,934
Imdex, Ltd.	25,905	60,291
IMFAustralia, Ltd.	16,845	26,984
Independence Group NL	22,095	129,533
Indophil Resources NL (I)	69,983	27,589
Industrea, Ltd.	51,733	75,246
Infigen, Ltd.	70,305	19,274
Infomedia, Ltd.	45,314	9,716
Integra Mining, Ltd. (I)	66,637	40,220
International Ferro Metals, Ltd. (I)	582	170
Intrepid Mines, Ltd. (I)	48,378	79,707
Invocare, Ltd.	12,728	100,662
IOOF Holdings, Ltd.	29,308	199,483
Iress Market Technology, Ltd.	17,791	154,792
Iron Ore Holdings, Ltd. (I)	4,139	5,527
Ivanhoe Australia, Ltd. (I)	26,052	44,663
JB Hi-Fi, Ltd. (L)	6,827	108,558
Kagara Zinc, Ltd. (I)	47,616	30,874
Karoon Gas Australia, Ltd. (I)	19,998	73,192
Kimberley Metals, Ltd. (I)	8,314	2,434
Kingsgate Consolidated, Ltd.	21,020	205,462
Kingsrose Mining, Ltd. (I)	6,159	9,578
Linc Energy, Ltd.	50,055	120,611
Liquefied Natural Gas, Ltd. (I)	19,165	8,329
M2 Telecommunications Group, Ltd.	1,302	4,033
Macmahon Holdings, Ltd.	85,483	60,507
Marengo Mining, Ltd. (I)	31,237	7,629
Maryborough Sugar Factory	1,426	5,523
Matrix Composites & Engineering, Ltd.	1,943	9,838
Mcmillan Shakespeare, Ltd.	7,069	67,257
McPherson’s, Ltd.	18,009	58,284
Medusa Mining, Ltd.	34,800	300,543

The accompanying notes are an integral part of the financial statements.
163

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Melbourne IT, Ltd.	2,200	$3,523
MEO Australia, Ltd. (I)	24,107	4,793
Mermaid Marine Australia, Ltd.	22,210	77,773
Metals X, Ltd. (I)	128,000	33,062
Metminco, Ltd. (I)	88,614	23,457
Minara Resources, Ltd.	40,832	38,452
Mincor Resources NL	36,432	34,926
Mineral Deposits, Ltd. (I)	1,331	6,216
Mineral Resources, Ltd.	12,820	166,948
Mirabela Nickel, Ltd. (I)	50,832	90,388
Molopo Australia, Ltd. (I)	28,437	21,722
Monadelphous Group, Ltd.	12,016	264,285
Mortgage Choice, Ltd.	11,340	15,818
Mount Gibson Iron, Ltd.	151,507	272,071
Murchison Metals, Ltd. (I)(L)	59,669	39,983
Myer Holdings, Ltd.	85,630	196,829
Nanosonics, Ltd. (I)	8,290	5,277
Navitas, Ltd.	35,981	146,333
Neptune Marine Services, Ltd. (I)	23,710	844
Nexbis, Ltd. (I)	42,793	2,999
Nexus Energy, Ltd. (I)	112,551	28,600
NIB Holdings, Ltd.	31,272	46,167
Noble Mineral Resources, Ltd. (I)	41,564	31,432
Northern Iron, Ltd. (I)	12,457	19,402
NRW Holdings, Ltd.	17,785	52,302
Nucoal Resources Nl (I)	12,707	3,833
Nufarm, Ltd. (I)	20,622	84,984
Oakton, Ltd.	9,591	19,956
OceanaGold Corp. (I)	26,783	65,638
Orocobre, Ltd. (I)	3,375	6,067
OrotonGroup, Ltd.	2,980	23,478
Pacific Brands, Ltd.	174,508	122,510
Pan Pacific Petroleum NL (I)	67,247	9,383
PaperlinX, Ltd. (I)	65,071	7,729
Peet & Company, Ltd.	33,458	48,669
Perilya, Ltd. (I)	30,460	19,530
Perpetual Trust of Australia, Ltd.	6,326	172,848
Perseus Mining, Ltd. (I)	62,541	241,185
Pharmaxis, Ltd. (I)	29,382	29,047
Photon Group, Ltd. (I)	155,087	5,852
Platinum Australia, Ltd. (I)	36,499	7,950
PMP, Ltd.	35,022	25,377
Premier Investments, Ltd.	15,519	93,904
Prima Biomed Ltd. (I)	37,664	7,851
Primary Health Care, Ltd.	50,418	168,416
Prime Television, Ltd.	15,587	11,360
PrimeAG Australia, Ltd.	9,457	11,763
Programmed Maintenance Services, Ltd.	14,733	32,944
Ramelius Resources, Ltd.	58,054	94,965
RCR Tomlinson, Ltd.	22,598	36,160
REA Group, Ltd.	8,665	120,191
Reckon, Ltd.	14,138	35,714
Redflex Holdings, Ltd.	5,472	10,290
Regis Resources, Ltd. (I)	30,552	95,979
Resolute Mining, Ltd. (I)	43,345	75,466
Resource Generation, Ltd. (I)	9,069	5,901
Rex Minerals, Ltd. (I)	25,561	50,456
Rialto Energy, Ltd. (I)	28,425	11,937
Ridley Corp., Ltd.	27,918	32,348
Roc Oil Company, Ltd. (I)	81,308	27,656
SAI Global, Ltd.	32,704	165,147
Sally Malay Mining, Ltd.	27,777	49,079
Salmat, Ltd.	15,825	57,693
Samson Oil & Gas, Ltd. (I)	96,490	12,450
Sandfire Resources Nl (I)	14,137	111,860

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Saracen Mineral Holdings, Ltd. (I)	68,311	$53,135
Sedgman, Ltd.	11,517	26,698
ServCorp, Ltd.	10,693	33,667
Service Stream, Ltd. (I)	8,282	4,465
Seven Network, Ltd.	774	7,416
Sigma Pharmaceuticals, Ltd.	111,268	61,144
Silex Systems, Ltd. (I)	12,058	41,702
Silver Lake Resources, Ltd. (I)	11,183	31,201
Sirtex Medical, Ltd.	892	4,835
Skilled Group, Ltd.	2,114	4,475
Slater & Gordon, Ltd.	1,921	4,233
SMS Management & Technology, Ltd.	12,633	82,590
Southern Cross Media Group, Ltd.	87,999	116,459
Spark Infrastructure Group (S)	189,679	254,996
Specialty Fashion Group, Ltd.	51,331	33,580
Spotless Group, Ltd.	25,238	51,729
St. Barbara, Ltd. (I)	50,884	112,762
Starpharma Holdings, Ltd. (I)	7,424	9,451
Straits Metals, Ltd. (I)	26,787	23,720
STW Communications Group, Ltd.	36,346	34,848
Sundance Energy Australia, Ltd. (I)	9,305	5,967
Sundance Resources, Ltd. (I)	390,505	200,282
Super Cheap Auto Group, Ltd.	13,172	88,510
Swick Mining Services, Ltd. (I)	30,800	11,748
Talent2 International, Ltd.	6,000	8,086
Tanami Gold Nl (I)	7,535	8,369
Tap Oil, Ltd. (I)	27,939	22,242
Tassal Group, Ltd.	11,577	16,863
Technology One, Ltd.	32,670	37,968
Ten Network Holdings, Ltd.	157,654	159,588
Terramin Australia, Ltd. (I)	16,521	4,756
TFS Corp., Ltd.	25,702	20,540
Thakral Holdings Group, Ltd.	63,390	34,170
The Reject Shop, Ltd.	2,608	29,661
Thorn Group, Ltd.	15,982	31,338
Tiger Resources, Ltd. (I)	48,884	22,970
Tox Free Solutions, Ltd.	8,234	19,943
TPG Telecom, Ltd.	63,587	102,540
Transfield Services, Ltd.	79,262	207,200
Transpacific Industries Group, Ltd. (I)	49,159	43,753
Troy Resources NL	5,183	24,815
UXC, Ltd. (I)	32,540	22,580
Victoria Petroleum Nl (I)	30,752	13,463
Village Roadshow, Ltd.	20,000	65,033
Virgin Blue Holdings, Ltd. (I)	252,517	79,060
Watpac, Ltd.	13,238	18,956
WDS, Ltd.	18,432	16,482
Webjet, Ltd.	3,680	8,102
Western Areas NL (L)	17,246	109,194
White Energy Company, Ltd. (I)	29,677	63,571
WHK Group, Ltd.	26,888	25,482
Wide Bay Australia, Ltd.	4,409	38,254
Windimurra Vanadium, Ltd. (I)	26,928	0
Wotif.com Holdings, Ltd. (L)	16,900	78,207

		16,011,894
Austria - 0.76%
A-TEC Industries AG (I)	1,566	4,791
Agrana Beteiligungs AG	568	68,739
Andritz AG	2,632	244,218
Austria Technologie & Systemtechnik AG	726	10,286
Austriamicrosystems AG	1,229	59,450
BWT AG	1,074	23,532
CA Immobilien Anlagen AG (I)	1,728	24,077
Cat Oil AG	197	1,465

The accompanying notes are an integral part of the financial statements.
164

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Austria (continued)
EVN AG	2,988	$50,068
Flughafen Wien AG	1,118	54,678
Intercell AG (I)	4,221	13,948
Kapsch Trafficcom Ag	163	13,313
Lenzing AG	1,189	144,590
Mayr-Melnhof Karton AG	821	83,020
Oesterreichische Post AG	4,451	141,764
Palfinger AG	1,770	45,504
RHI AG	2,919	72,992
Rosenbauer International AG	395	18,786
S&T System Integration & Technology
Distribution AG (I)	487	1,784
Schoeller-Bleckmann Oilfield
Equipment AG	1,107	86,384
Semperit AG Holding	406	17,820
Strabag SE	2,443	84,896
Uniqa Versicherungen AG (L)	4,818	92,030
Warimpex Finanz- und Beteiligungs AG (I)	3,221	6,919
Wienerberger Baustoffindustrie AG	6,358	90,551

		1,455,605
Belgium - 1.14%
Ablynx NV (I)	2,975	26,588
Ackermans & Van Haaren NV	3,700	317,504
AGFA Gevaert NV (I)	5,388	8
AGFA Gevaert NV (I)	21,555	67,283
Arseus NV	1,955	31,498
Banque Nationale de Belgique	23	88,904
Barco NV	1,502	89,398
Compagnie d’Entreprises CFE	756	45,484
Compagnie Immobiliere de Belgique SA	440	16,374
Compagnie Maritime Belge SA	1,734	45,337
D’ieteren SA	4,980	276,167
Deceuninck Plastics NV (I)	2,954	5,521
Duvel Moortgat SA (L)	230	22,913
Econocom Group SA	1,728	36,205
Elia System Operator SA (I)	576	206
Elia System Operator SA/NV	4,314	188,688
Euronav NV	3,097	28,360
EVS Broadcast Equipment SA	1,071	69,829
Exmar NV	2,619	17,620
Galapagos NV (I)	1,369	12,116
Gimv NV	607	34,293
Image Recognition Integrated Systems	78	3,274
Ion Beam Applications SA	2,739	21,002
Kinepolis Group NV	391	30,818
Lotus Bakeries SA	34	18,901
Melexis NV	2,366	33,764
Nyrstar (I)	22,165	247,926
Nyrstar - Strip VVPR (I)	7,875	0
Omega Pharma SA	1,826	90,349
Recticel Sarecticel	1,714	13,432
Roularta Media Group NV	668	17,693
Sapec SA (I)	305	22,131
Sipef SA	888	79,138
Tessenderlo Chemie (I)	233	60
Tessenderlo Chemie NV	3,095	100,912
ThromboGenics NV (I)	1,173	29,716
Van De Velde NV	796	43,303

		2,172,715
Bermuda - 0.53%
Alliance Oil Company, Ltd., ADR (I)	489	6,097
Catlin Group, Ltd.	56,365	340,753
COL Capital, Ltd. (I)	28,000	4,688

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Bermuda (continued)
CSI Properties, Ltd	650,000	$16,771
Golden Ocean Group, Ltd.	54,737	47,709
Hardy Underwriting Bermuda, Ltd.	7,592	28,948
Hiscox, Ltd.	56,102	323,609
Katanga Mining, Ltd. (I)	66,538	99,199
Lancashire Holdings, Ltd.	11,661	129,166
Neway Group Holdings, Ltd.	270,000	4,367
Sewco International Holdings, Ltd. (I)	104,000	2,965

		1,004,272
Canada - 12.26%
5N Plus, Inc. (I)	3,445	30,077
Aastra Technologies, Ltd	834	12,953
Absolute Software Corp. (I)	3,900	15,611
Advantage Oil & Gas, Ltd. (I)	28,208	163,608
Aecon Group, Inc.	5,499	45,652
AG Growth International, Inc.	1,300	52,741
AGF Management, Ltd.	13,999	238,010
Ainsworth Lumber Company, Ltd. (I)	5,403	11,034
Alacer Gold Corp. (I)	24,834	279,202
Alamos Gold, Inc.	17,060	326,462
Alexco Resource Corp. (I)	5,500	44,930
Algoma Central Corp.	160	14,624
Algonquin Power & Utilities Corp.	10,333	60,776
Alliance Grain Traders, Inc.	1,200	28,183
Altagas, Ltd.	12,612	355,063
Alterra Power Corp. (I)	8,806	7,463
Altius Minerals Corp. (I)	2,400	26,198
Anderson Energy, Ltd. (I)	20,300	14,096
Angle Energy, Inc. (I)	4,527	37,490
Arsenal Energy, Inc. (I)	37,930	27,112
Astral Media, Inc.	8,440	296,042
Atlantic Power Corp.	7,231	112,087
Atrium Innovations, Inc. (I)	3,200	45,682
ATS Automation Tooling Systems, Inc. (I)	8,723	60,481
Augusta Resource Corp. (I)	13,400	56,649
Aura Minerals, Inc. (I)	11,783	24,305
Aurico Gold Incaurico Gold Inc (I)	23,650	277,724
Aurizon Mines, Ltd. (I)	23,946	151,114
Avalon Rare Metals, Inc. (I)(L)	8,025	35,729
Avion Gold Corp. (I)	26,800	61,575
Axia NetMedia Corp. (I)	9,200	10,710
Azure Dynamics Corp. (I)	27,638	3,810
B2Gold Corp. (I)	14,146	53,735
Baja Mining Corp. (I)	19,900	20,727
Ballard Power Systems, Inc. (I)	9,800	13,410
Bankers Petroleum, Ltd. (I)	43,086	219,984
Bellatrix Exploration, Ltd. (I)	3,088	12,487
BELLUS Health, Inc. (I)	3,500	179
BioExx Specialty Proteins, Ltd. (I)	22,280	8,077
Birch Mountain Resources, Ltd. (I)	11,200	25
Birchcliff Energy, Ltd. (I)	16,253	224,551
Bird Construction, Inc.	4,605	49,798
Black Diamond Group, Ltd.	3,632	59,044
BlackPearl Resources, Inc. (I)	36,440	188,284
BMTC Group, Inc., Class A (I)	3,096	69,362
Bonterra Energy Corp.	1,207	62,304
Boralex, Inc. (I)	3,000	21,229
Breakwater Resources, Ltd.	6,330	45,117
Brigus Gold Corp. (I)	4,209	6,619
Burcon NutraScience Corp. (I)	1,800	12,866
Calfrac Well Services, Ltd.	4,613	162,041
Calian Technologies, Ltd.	500	9,318
Calvalley Petroleums, Inc. (I)	9,777	16,174
Canaccord Capital, Inc.	12,077	127,269

The accompanying notes are an integral part of the financial statements.
165

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Canada Bread Company, Ltd.	2,740	$125,906
Canadian Energy Services
& Technology Corp.	4,950	58,583
Canadian Western Bank	9,597	296,250
Canam Group, Inc.	4,070	19,367
Candente Gold Corp. (I)	1,720	808
Candente Resource Corp. (I)	8,600	10,187
Canfor Corp. (I)	15,201	167,641
Cangene Corp. (I)	3,800	5,394
Canyon Services Group, Inc.	3,700	46,925
Capstone Infrastructure Corp.	1,702	12,009
Capstone Mining Corp. (I)	29,887	99,186
Cardero Resource Corp. (I)	7,700	9,435
Cardiome Pharma Corp. (I)	8,400	31,994
Carpathian Gold, Inc. (I)	20,000	12,049
Cascades, Inc.	8,818	45,562
Catalyst Paper Corp. (I)	54,263	5,101
Cathedral Energy Services, Ltd.	3,900	30,346
CCL Industries, Inc.	4,178	131,445
CE Franklin, Ltd. (I)	2,786	22,219
Celestica, Inc. (I)	30,304	253,126
Celtic Exploration, Ltd. (I)	10,392	246,403
Cequence Energy, Ltd. (I)	1,392	5,345
China Gold
International Resources Corp., Ltd. (I)	34,900	168,566
Chinook Energy, Inc. (I)	4,291	8,106
Cineplex, Inc.	3,816	101,118
Claude Resources, Inc. (I)	21,200	42,647
Cline Mining Corp. (I)	9,200	19,916
Cogeco Cable, Inc.	3,652	172,475
Colossus Minerals, Inc. (I)	7,150	45,851
COM DEV International, Ltd. (I)	7,500	14,092
Computer Modelling Group Ltd.	1,600	21,321
Connacher Oil and Gas, Ltd. (I)	47,523	37,851
Constellation Software, Inc.	1,700	124,119
Contrans Group, Inc., Class A	4,660	36,355
Copper Mountain Mining Corp. (I)	5,675	40,043
Corby Distilleries, Ltd.	2,222	35,872
Corridor Resources, Inc. (I)(L)	11,000	30,215
Corus Entertainment, Inc.	12,190	253,434
Corvus Gold, Inc. (I)	2,048	1,213
Cott Corp. (I)	6,083	47,829
Crew Energy, Inc. (I)	12,973	158,967
Crystallex International Corp. (I)	43,800	5,143
Davis & Henderson Income Corp.	1,398	26,039
Daylight Energy, Ltd. (L)	27,451	221,447
Delphi Energy Corp. (I)	14,600	30,264
Denison Mines Corp. (I)	33,697	55,055
Detour Gold Corp. (I)	7,000	262,616
Divestco, Inc., Class A	2,300	282
Dollarama, Inc.	2,343	78,355
Dorel Industries, Inc., Class B	5,185	125,005
Dragonwave, Inc. (I)	2,598	12,071
Duluth Metals, Ltd. (I)	17,000	45,134
Dundee Capital Markets, Inc. (I)	10,643	9,890
Dundee Precious Metals, Inc. (I)	14,800	130,273
Eastern Platinum, Ltd. (I)	112,023	86,937
Easyhome, Ltd.	700	5,218
Eco Oro Minerals Corp. (I)	4,600	9,676
ECU Silver Mining, Inc. (I)	61,000	40,488
Electrovaya, Inc. (I)	5,656	8,086
Enbridge Income Fund Holdings, Inc.	1,725	33,485
Endeavour Silver Corp. (I)	6,200	74,073
Enerflex, Ltd.	12,443	135,954
Enghouse Systems, Ltd.	1,100	9,941

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Ensign Energy Services, Inc.	19,322	$340,350
Entree Gold, Inc. (I)	7,500	15,317
Epsilon Energy, Ltd. (I)	5,500	18,534
Equal Energy, Ltd. (I)	729	3,908
Equitable Group, Inc.	1,700	43,381
European Goldfields, Ltd. (I)	20,019	240,195
Evertz Technologies, Ltd.	4,539	55,434
Excellon Resources, Inc. (I)	14,100	11,230
Exchange Income Corp.	966	20,330
Exeter Resource Corp. (I)	7,379	33,229
Exfo Electro Optical Engineering, Inc. (I)	912	6,063
Fairborne Energy, Ltd. (I)	8,600	33,986
First Majestic Silver Corp (I)	11,500	276,432
FirstService Corp. (I)	1,882	59,863
Flint Energy Services, Ltd. (I)	5,120	57,301
Formation Metals, Inc. (I)	4,142	3,468
Forsys Metals Corp. (I)	15,300	14,061
Fortress Paper, Ltd. (I)	1,804	51,580
Fortuna Silver Mines, Inc. (I)	8,800	53,646
Fortune Minerals, Ltd. (I)	3,334	4,085
Fraser Papers, Inc. (I)	4,800	0
Galleon Energy, Inc. (I)	11,550	37,034
Garda World Security Corp. (I)	7,700	72,573
GBS Gold International, Inc. (I)	30,800	0
Genivar, Inc.	1,300	34,076
Gennum Corp.	4,158	29,297
Geomark Exploration, Inc. (I)	5,776	5,367
Glacier Media, Inc.	8,800	18,871
Glentel, Inc.	2,200	39,426
Gluskin Sheff & Associates, Inc.	1,700	30,830
GLV, Inc., Class A (I)	1,851	7,069
GMP Capital, Inc.	8,154	74,105
Gran Tierra Energy, Inc. (I)	17,023	107,426
Grande Cache Coal Corp. (I)	17,700	139,171
Great Canadian Gaming Corp. (I)	8,850	70,399
Great Panther Silver, Ltd. (I)	5,550	17,512
Guyana Goldfields, Inc. (I)	7,300	70,369
Hanfeng Evergreen, Inc. (I)	3,700	10,466
Harry Winston Diamond Corp. (I)	10,720	160,805
Hemisphere GPS, Inc. (I)	10,400	8,814
Heroux-Devtek, Inc. (I)	3,900	29,231
Home Capital Group, Inc.	5,312	266,278
HudBay Minerals, Inc.	26,092	342,902
Imax Corp. (I)	8,449	148,481
Imperial Metals Corp. (I)	2,600	62,551
Imris, Inc. (I)	2,000	8,618
Innergex Renewable Energy, Inc.	7,983	78,909
Inter Citic Minerals Inc Common Stock (I)	13,600	19,026
Intermap Technologies Corp. (I)	7,800	1,673
International Forest Products, Ltd. (I)	5,150	22,455
International Tower Hill Mines, Ltd. (I)	4,097	33,176
Ivanhoe Energy, Inc. (I)	32,400	53,928
KAB Distribution, Inc. (I)	18,405	38
Keegan Resources, Inc. (I)	3,731	29,831
Killam Properties Inc.	87	958
Kimber Resources, Inc. (I)	1,750	2,966
Kingsway Financial Services, Inc. (I)	8,700	7,462
Kirkland Lake Gold, Inc. (I)	5,309	108,370
La Mancha Resources, Inc. (I)	13,311	32,758
Labrador Iron Mines Holdings, Ltd. (I)	2,897	25,885
Lake Shore Gold Corp. (I)	39,157	90,365
Laramide Resources, Ltd. (I)	11,400	12,572
Laurentian Bank of Canada	6,628	292,856
Le Chateau, Inc.	2,400	14,582
Legacy Oil & Gas, Inc. (I)	16,652	181,943

The accompanying notes are an integral part of the financial statements.
166

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Leon’s Furniture, Ltd.	7,809	$95,689
Linamar Corp.	12,009	191,791
MacDonald Dettwiler & Associates, Ltd.	7,040	350,311
MAG Silver Corp. (I)	5,100	55,515
Major Drilling Group International	12,132	161,174
Manitoba Telecom Services, Inc.	3,400	112,593
Maple Leaf Foods, Inc.	14,133	161,491
Martinrea International, Inc. (I)	11,418	79,633
Maxim Power Corp. (I)	6,300	14,861
Medwell Capital Corp. (I)	8,900	2,272
Mega Brands Inc. (I)	207	1,668
Mega Uranium, Ltd. (I)	26,600	9,235
Mercator Minerals, Ltd. (I)	13,175	34,710
Methanex Corp.	2,062	53,503
Midway Energy, Ltd. (I)	4,402	18,789
Migao Corp. (I)	3,400	12,672
Minefinders Corp. (I)	7,000	113,724
Mineral Deposits, Ltd. (I)	3,505	8,393
Mosaid Technologies, Inc.	1,500	61,958
Mullen Group, Ltd.	13,066	287,924
Nal Energy Corp.	9,561	97,240
Nautilus Minerals, Inc. (I)	20,040	57,298
Neo Material Technologies, Inc. (I)	10,100	92,512
Nevada Copper Corp. (I)	6,158	27,354
Newalta, Inc.	2,197	26,114
NGEx Resources, Inc. (I)	15,800	55,178
Norbord, Inc. (I)	3,223	34,524
Nordion, Inc.	15,568	137,669
North American Energy Partners, Inc. (I)	1,632	10,282
North American Palladium, Ltd. (I)	8,050	31,812
Northern Dynasty Minerals, Ltd. (I)	7,976	83,971
Northgate Minerals Corp. (I)	40,567	166,941
Novagold Resources, Inc. (I)	17,800	182,308
NuVista Energy, Ltd.	13,002	110,862
Oncolytics Biotech, Inc. (I)	3,800	14,435
OPTI Canada, Inc. (I)(L)	26,100	2,665
Orvana Minerals, Corp. (I)	9,998	19,500
Pace Oil And Gas, Ltd. (I)	1,158	6,504
Paladin Labs, Inc. (I)	1,400	50,193
Paramount Resources, Ltd. (I)	6,355	215,640
Parkland Fuel Corp.	2,700	29,115
Pason Systems, Inc.	9,795	130,927
Pelangio Exploration, Inc. (I)	4,200	2,831
Peregrine Diamonds, Ltd. (I)	13,425	20,974
Perpetual Energy, Inc.	12,832	36,296
Petaquilla Minerals, Ltd. (I)	10,038	7,790
Petrobank Energy & Resources, Ltd. (I)	204	2,473
PHX Energy Services Corp.	356	3,701
Pilot Gold, Inc. (I)	4,070	9,019
Platinum Group Metals, Ltd. (I)	11,200	14,868
Points International, Ltd. (I)	1,650	13,732
Polymet Mining Corp. (I)	13,500	20,816
Precision Drilling Corp. (I)	18,572	259,056
Premium Brands Holdings Corp.	2,145	36,119
Progress Energy Resources Corp.	10,423	134,957
Pulse Seismic, Inc.	927	1,799
QLT, Inc. (I)	8,200	59,199
Quebecor, Inc.	7,318	247,794
Queenston Mining, Inc. (I)	5,100	31,247
Questerre Energy Corp. (I)(L)	23,900	20,744
Ram Power Corp. (I)	11,984	4,100
Redcorp Ventures, Ltd. (I)	9,000	0
Reitmans Canada, Ltd.	300	4,601
Reitmans Canada, Ltd., Class A	7,751	116,348
Resverlogix Corp. (I)	5,300	7,360

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Richelieu Hardware, Ltd.	2,200	$57,960
Rock Energy, Inc. (I)	373	1,105
RONA, Inc.	21,130	214,256
RS Technologies, Inc. (I)	184	50
Rubicon Minerals Corp. (I)	21,100	89,847
Ruggedcom, Inc. (I)	900	15,375
Russel Metals, Inc.	10,237	241,264
Sabina Gold & Silver Corp. (I)	8,968	45,696
San Gold Corp. (I)	18,482	54,165
Sandvine Corp. (I)	12,400	21,399
Savanna Energy Services Corp. (I)	9,568	82,852
Scorpio Mining Corp. (I)	7,800	18,160
Seabridge Gold, Inc. (I)	6,045	175,801
SEMAFO, Inc. (I)	32,100	266,489
Shawcor, Ltd., Class A	9,851	253,090
Sherritt International Corp.	40,823	226,354
Shore Gold, Inc. (I)	400	270
Sierra Wireless, Inc. (I)	3,750	27,418
Silver Standard Resources, Inc. (I)	11,791	334,237
Silvercorp Metals, Inc. (L)	25,295	221,102
Softchoice Corp. (I)	2,000	17,768
Sonde Resources Corp. (I)	1,397	4,066
Southern Pacific Resource Corp. (I)	25,970	37,127
SouthGobi Energy Resources, Ltd. (I)	4,080	40,038
Sprott Resource Corp. (I)	11,715	62,684
Sprott Resource Lending Corp.	18,000	29,960
Sprott, Inc.	2,900	24,371
St Andrew Goldfields, Ltd. (I)	15,500	11,871
Stantec, Inc. (I)	8,568	213,216
Stella-Jones, Inc.	700	27,148
Stornoway Diamond Corp. (I)	2,566	4,900
Student Transportation of America, Ltd.	5,410	35,135
SunOpta, Inc. (I)	5,771	29,877
Superior Plus Corp.	14,000	146,819
Tanzanian Royalty Exploration Corp. (I)(L)	10,900	63,221
Taseko Mines, Ltd. (I)	19,800	79,459
Tembec, Inc. (I)	7,330	21,781
The Cash Store Financial Services, Inc.	1,710	17,374
The Churchill Corp.	1,700	26,265
The Descartes Systems Group, Inc. (I)	4,700	29,756
The North West Company, Inc.	2,860	59,227
Theratechnologies, Inc. (I)(L)	6,398	25,284
Thompson Creek
Metals Company, Inc. (I)(L)	18,972	156,147
TMX Group, Inc.	11,500	484,285
Torex Gold Resources, Inc. (I)	26,321	45,423
Toromont Industries, Ltd.	12,443	229,979
Torstar Corp.	7,600	77,606
Total Energy Services, Inc.	3,367	50,541
Transcontinental, Inc.	11,675	167,620
TransForce, Inc.	11,166	147,314
Transglobe Energy Corp. (I)	8,300	80,347
Transition Therapeutics, Inc. (I)	3,200	6,012
Trilogy Energy Corp.	4,216	116,367
Trinidad Drilling, Ltd.	16,500	136,644
Turnkey E&p, Inc. (I)	1,100	0
Twin Butte Energy, Ltd. (I)	12,900	27,267
U308 Corp. (I)	3,303	1,100
UEX Corp. (I)	14,600	12,970
Uni-Select, Inc.	2,200	59,195
UR-Energy, Inc. (I)	10,200	12,811
Valener, Inc.	412	6,689
Vecima Networks, Inc. (I)	2,921	8,560
Veresen, Inc.	5,210	73,577
Vero Energy, Inc. (I)	5,900	24,099

The accompanying notes are an integral part of the financial statements.
167

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Vicwest, Inc.	663	$6,912
Virginia Mines, Inc. (I)	3,063	28,900
Vitran Corp., Inc. (I)	300	1,838
Wajax Corp.	1,000	36,771
Waterfurance Renewable Energy, Inc.	1,161	23,059
Wesdome Gold Mines, Ltd.	11,600	31,508
West Fraser Timber Company, Ltd.	6,481	281,331
Westport Innovations, Inc. (I)	3,900	95,300
Wi-LAN, Inc.	12,200	92,064
Winpak, Ltd.	6,500	72,879
Xceed Mortgage Corp. (I)	1,800	1,379
Xtreme Coil Drilling Corp. (I)	6,548	22,065
Yellow Media, Inc. (L)	61,166	50,592
Yukon-nevada Gold Corp. (I)	5,000	2,272
Zargon Oil & Gas, Ltd.	1,600	27,955
Zarlink Semiconductor, Inc. (I)	9,400	34,459

		23,409,161
Cayman Islands - 0.00%
Lee & Man Handbags Holding, Ltd.	80,000	7,626
China - 0.12%
Aupu Group Holding Company, Ltd.	108,000	11,130
Bund Center Investment, Ltd. (I)	222,000	34,453
China XLX Fertiliser, Ltd.	70,000	17,666
Delong Holdings, Ltd. (I)	45,500	13,604
Epure International, Ltd.	79,000	41,002
Guangnan Holdings, Ltd.	108,000	16,161
Pacific Textile Holdings, Ltd.	116,000	69,940
Sino Dragon New
Energy Holdings, Ltd. (I)	288,000	23,803

		227,759
Cyprus - 0.21%
Bank of Cyprus PCL	89,269	155,105
Deep Sea Supply PLC (I)	4,703	8,032
Marfin Popular Bank PLC (I)	36,606	16,205
ProSafe ASA	30,874	225,092

		404,434
Denmark - 1.02%
ALK-Abello A/S	663	40,141
Alm Brand A/S (I)	11,260	18,418
Ambu A/S	800	21,672
Auriga Industries	2,034	31,514
Bang & Olufsen A/S (I)	4,791	60,979
Bavarian Nordic A/S (I)	2,942	30,923
BoConcept Holding A/S	75	1,701
Brodrene Hartmann A/S	800	14,583
Capinordic A/S (I)	9,300	1,039
D/S Norden A/S	2,936	87,395
Dalhoff Larsen & Horneman A/S (I)	2,500	4,290
DFDS A/S	425	32,782
DiBa Bank A/S (I)	550	4,498
East Asiatic Company, Ltd. A/S	1,821	44,775
Fionia Bank A/S (I)	1,250	0
Fluegger A/S	225	16,270
Genmab A/S (I)	3,921	28,095
GN Store Nord A/S	25,735	179,984
Greentech Energy Systems A/S (I)	6,004	21,906
Gronlandsbanken	20	1,313
Harboes Bryggeri A/S	441	8,164
IC Companys A/S	3,227	98,922
Jeudan A/S	492	36,052
Jyske Bank A/S (I)	242	7,396
NeuroSearch A/S (I)	2,902	15,074

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Denmark (continued)
NKT Holding A/S	1,876	$71,419
Nordjyske Bank A/S	1,190	19,046
Ostjydsk Bank A/S (I)	213	10,636
Parken Sport & Entertainment A/S (I)(L)	864	13,829
PER Aarsleff A/S	420	33,369
Pharmexa A/S (I)	10,600	511
Ringkjoebing Landbobank A/S	485	55,180
Rockwool International A/S	296	27,158
Roskilde Bank A/S (I)	495	0
Royal Unibrew A/S	1,172	61,055
Satair A/S	591	65,527
Schouw & Company A/S	2,506	59,441
SimCorp A/S	783	132,876
Sjaelso Gruppen A/S (I)	2,935	1,171
Solar Holdings A/S	900	41,239
Spar Nord Bank A/S (I)	8,152	61,617
Sparbank (I)	275	2,622
Sydbank A/S	9,657	194,558
Thrane & Thrane A/S	800	33,323
TK Development A/S (I)	3,786	12,120
Topdanmark A/S (I)	1,269	203,606
TopoTarget A/S (I)	15,000	4,815
Torm A/S (I)	2,787	6,610
Vestjysk Bank A/S (I)	3,265	22,667

		1,942,281
Finland - 2.19%
Ahlstrom OYJ	1,578	29,236
Alma Media OYJ	7,542	69,657
Amer Sports OYJ	18,178	244,920
Aspo OYJ (L)	2,896	28,234
Atria PLC	1,229	9,955
BasWare OYJ	453	15,036
Biotie Therapies OYJ (I)	17,651	10,626
Cargotec Corp. OYJ	5,686	185,790
Citycon OYJ	7,778	30,385
Cramo OYJ	3,712	46,997
Digia PLC	2,622	11,125
Elektrobit Corp. (I)	9,773	7,565
Elisa OYJ, Class A	7,443	158,131
Etteplan OYJ	276	1,005
F-Secure OYJ	10,255	31,602
Finnair OYJ (I)	8,025	35,152
Finnlines OYJ (I)	2,378	27,187
Fiskars Corp.	7,608	159,019
HK Ruokatalo OYJ	5,218	36,313
Huhtamaki OYJ	10,866	125,753
Ilkka-Yhtyma OYJ	1,877	18,492
KCI Konecranes OYJ	8,126	221,102
Kemira OYJ	11,565	159,281
Lannen Tehtaat OYJ	930	19,337
Lassila & Tikanoja OYJ	3,716	60,581
Lemminkainen OYJ	993	30,697
M-real OYJ (I)	32,204	76,413
Neste Oil OYJ	382	4,233
Olvi OYJ	1,918	44,307
Oriola-KD OYJ	22,667	62,336
Orion OYJ, Series A	6,324	148,691
Orion OYJ, Series B	15,474	347,866
Outotec OYJ	5,770	238,109
PKC Group OYJ	723	13,156
Pohjola Bank OYJ	533	6,074
Ponsse OYJ	1,465	16,167
Poyry OYJ	4,503	43,939
Raisio OYJ	15,131	52,067

The accompanying notes are an integral part of the financial statements.
168

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Finland (continued)
Ramirent OYJ	8,993	$71,921
Rapala VMC OYJ	617	5,060
Rautaruukki OYJ	13,574	205,807
Ruukki Group OYJ (I)	20,289	36,132
Sanoma OYJ (L)	5,592	84,111
Scanfil OYJ	3,082	9,653
Stockmann OYJ Abp, Series A	1,949	48,325
Stockmann OYJ Abp, Series B	4,072	93,040
Talvivaara Mining Company PLC (I)	12,937	72,065
Tecnomen OYJ (I)	10,173	5,846
Teleste OYJ (L)	1,377	6,132
Tieto OYJ	9,829	148,591
Tikkurila OYJ	2,052	46,516
Uponor OYJ	6,920	76,864
Vacon OYJ	1,063	56,528
Vaisala OYJ	1,483	42,496
YIT OYJ	17,181	341,991

		4,177,614
France - 3.65%
ABC Arbitrage	1,186	11,539
Ales Groupe SA	435	8,379
Altamir Amboise (I)	526	5,170
Alten SA	2,039	69,710
Altran Technologies SA (I)	11,249	72,746
April Group SA	1,609	33,716
Archos SA (I)(L)	3,176	28,979
Assystem SA	1,674	36,014
Atos Origin SA	1,115	55,695
Avanquest Software SA (I)	1,218	2,753
Axway Software Sa (I)	529	12,998
Beneteau SA	4,379	73,354
Boiron SA	834	34,956
Bonduelle SCA	372	35,881
Bongrain SA	645	54,154
Bourbon SA (L)	6,423	211,521
Boursorama (I)	616	6,372
Bull SA (I)	11,140	61,902
Canal Plus SA	6,204	39,517
Cegedim SA	484	18,782
Cegid SA	599	13,755
Cfao Sa	1,893	77,739
Ciments Francais SA	612	56,614
Club Mediterranee SA (I)	3,671	74,597
Compagnie Plastic Omnium SA	4,107	124,031
Delachaux SA	877	101,407
Devoteam SA	1,117	24,551
Electricite de Strasbourg SA	142	21,326
Esso SAF	513	60,309
Etablissements Maurel et Prom SA	10,820	224,956
Euro Disney SCA (I)	3,416	28,662
Eurofins Scientific	684	58,049
Exel Industries SA	185	10,470
Faiveley Transport	304	22,204
Financiere Marc de Lacharriere SA	1,072	37,681
Fleury Michon SA	344	15,324
GameLoft SA (I)	8,313	47,777
Gaumont SA	489	25,988
GFI Informatique SA (I)	5,737	28,265
GL Events SA	910	27,755
Groupe Partouche Sa (I)	293	848
Groupe Steria SA	3,594	79,546
Guerbet SA	180	19,899
Guyenne & Gascogne SA	699	89,095
Haulotte Group (I)	1,065	14,455

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Havas SA	57,577	$230,754
Hi-Media SA (I)	1,625	7,863
IMS International Metal Service (I)	913	15,334
Infogrames Entertainment SA (I)	3,415	8,463
Ingenico SA	5,114	208,418
Inter Parfums	228	7,376
Ipsen SA	3,650	123,555
Ipsos SA	2,342	95,995
Kaufman & Broad SA (I)	1,176	25,293
Korian	1,958	41,566
Laurent-Perrier SA	374	47,765
Lisi SA	546	43,920
LVL Medical Groupe SA (I)	806	16,006
M6-Metropole Television SA	6,518	138,533
Maisons France Confort SA	510	18,710
Manitou BF SA (I)	1,754	40,053
Manutan SA	963	60,299
Marseill Tunnel Prado-Carena	219	7,453
Mersen	2,631	133,076
Montupet SA (I)	553	4,243
Naturex	383	28,708
Neopost SA	4,303	309,681
Nexans SA	4,933	396,090
Nexity SA	4,596	190,877
NicOx SA (I)	3,351	6,636
Norbert Dentressangle SA	882	94,792
Orpea SA	3,018	137,966
PagesJaunes Groupe (L)	13,290	86,432
Parrot SA (I)	705	22,517
Penauille Polyservices SA (I)	11,988	63,233
Pierre & Vacances SA	562	34,517
Rallye SA	2,987	105,146
Recylex SA (I)	2,162	15,971
Remy Cointreau SA	2,840	249,657
Robertet SA	258	42,186
Rubis SA	3,785	216,520
Sa des Ciments Vicat	1,716	121,953
Saft Groupe SA	2,859	91,227
Samse SA	285	26,448
Seche Environnement	150	10,218
Sechilienne-Sidec SA	1,925	39,293
Sequana Capital	1,840	18,732
Societe Industrielle
D’Aviations Latecoere SA (I)	350	5,412
Societe Television Francaise	8,905	141,243
SOITEC (I)(L)	11,308	83,575
Somfy SA	383	110,462
Sopra Group SA	529	36,617
SR Teleperformance SA	8,271	218,900
Stef-TFE Group	993	55,145
Sucriere de Pithiviers-Le-Vieil SA	59	67,797
Sword Group	465	9,565
Synergie SA	2,038	30,562
Technicolor (I)	8,670	37,846
Tessi SA	206	18,466
Theolia SA (I)(L)	6,581	9,884
Toupargel-Agrigel SA	936	15,474
Transgene SA (I)	1,227	17,538
Trigano SA	2,853	63,720
UBISOFT Entertainment SA (I)	7,630	54,100
Union Financiere de France Banque SA	577	19,407
Viel & Compagnie SA	6,515	30,367
Vilmorin & Compagnie SA	743	82,632
Virbac SA	457	76,815
VM Materiaux SA	539	25,355

The accompanying notes are an integral part of the financial statements.
169

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Vranken-Pommery Monopole Group SA	407	$17,535

		6,971,333
Gabon - 0.01%
Total Gabon	40	19,247
Germany - 4.75%
Aareal Bank AG (I)	6,420	138,259
Adlink Internet Media AG (I)	2,151	8,497
Adva AG Optical Networking (I)	5,896	31,935
Agennix AG (I)	1,121	4,348
Air Berlin PLC (I)	2,101	8,347
Aixtron AG, SADR (L)	3,360	75,902
Amadeus Fire AG	724	25,950
Arques Industries AG (I)	2,032	9,142
Asian Bamboo AG (L)	1,058	23,187
Augusta Technologie AG	1,041	22,174
Aurubis AG	5,620	329,284
Baader Wertpapierhandelsbank AG	4,116	14,406
Balda AG (I)	3,880	37,251
Bauer AG	995	29,004
BayWa AG	849	34,657
Beate Uhse AG (I)	8,223	3,899
Bechtle AG	1,192	46,106
Bertrandt AG	519	27,924
Bilfinger Berger SE	69	5,777
Biotest AG	323	19,462
Boewe Systec AG (I)	126	38
Borussia Dortmund GmbH &
Company KGaA (I)(L)	6,165	22,228
Carl Zeiss Meditec AG	3,943	81,413
Cenit AG	2,140	15,026
CENTROTEC Sustainable AG	1,362	29,702
Centrotherm Photovoltaics AG	1,431	47,441
Cewe Color Holding AG	730	31,177
Comdirect Bank AG	4,577	49,329
Compugroup Medical AG	569	7,241
Conergy AG (I)	7,464	5,524
Constantin Medien AG (I)	7,438	16,547
CropEnergies AG	1,866	13,096
CTS Eventim AG	2,906	98,999
Curanum AG (I)	5,279	17,985
D Logistics AG	4,397	7,627
DAB Bank AG	3,886	18,159
Data Modul AG	635	12,271
Delticom AG	249	24,319
Deutsche Beteiligungs AG	222	5,029
Deutsche Wohnen AG	8,608	127,392
Deutz AG (I)	7,867	52,234
Dialog Semiconductor PLC (I)	6,464	125,655
Douglas Holding AG	3,417	142,406
Drillisch AG	6,749	74,317
Duerr AG	839	31,846
DVB Bank AG	110	3,784
ElringKlinger AG	4,637	117,582
Evotec AG (I)	25,197	73,309
Freenet AG	18,757	235,148
Fuchs Petrolub AG	2,751	122,196
Gerresheimer AG	3,847	181,726
Gerry Weber International AG	2,850	95,835
Gesco AG	414	39,155
GFK AG	2,252	107,039
GFT Technologies AG	2,486	11,197
Gildemeister AG (I)	5,707	98,212
Grammer AG (I)	1,241	24,868
Grenkeleasing AG	1,123	58,303

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
H&R Wasag AG	684	$16,033
Hamburger Hafen und Logistik AG	2,494	85,138
Hawesko Holding AG	1,116	56,271
Heidelberger Druckmaschinen AG (I)(L)	27,642	57,549
Homag Group AG	716	10,617
Indus Holding AG	2,697	74,799
Interseroh AG	362	26,424
Intershop Communications AG (I)	2,654	10,517
IVG Immobilien AG (I)	10,586	38,756
IWKA AG (I)	3,250	68,950
Jenoptik AG (I)	5,019	35,638
Kloeckner & Company SE	16,165	267,288
Koenig & Bauer AG	1,108	19,514
Kontron AG	6,351	58,203
Krones AG	1,743	117,848
KSB AG	73	50,198
KWS Saat AG	290	62,272
Leoni AG	4,631	198,254
Loewe AG (I)	772	3,946
Manz Automation AG (I)	222	8,769
MasterFlex AG (I)	414	2,929
Mediclin AG	8,179	44,824
Medigene AG (I)	3,374	5,125
MLP AG	6,309	51,917
Mologen AG (I)	1,495	17,140
Morphosys AG (I)	2,360	65,967
MTU Aero Engines Holding AG	2,821	191,772
MVV Energie AG	1,367	48,055
Nemetschek AG	1,050	40,535
Nordex AG (I)(L)	4,313	27,448
P&I Personal & Informatik AG	20	775
Patrizia Immobilien Ag (I)	800	4,307
Pfeiffer Vacuum Technology AG	1,003	107,434
Pfleiderer AG (I)	3,609	2,565
Phoenix Solar AG	220	4,036
Plambeck Neue Energien AG	5,657	14,804
Praktiker Bau- und
Heimwerkermaerkte AG (L)	6,704	25,605
Premiere AG (I)	46,953	157,193
PSI AG Gesellschaft Fuer Produkte Und
Systeme der Informationstechnologie	871	21,697
PVA TePla AG	1,400	7,190
Q-Cells AG (I)(L)	3,938	5,179
QSC AG (I)	10,874	35,272
R. Stahl AG	574	18,085
Rational AG	503	125,877
REpower Systems AG (L)	129	26,030
Rheinmetall AG	6,290	417,242
Rhoen-Klinikum AG	17,940	438,060
Roth & Rau AG (I)	1,970	62,433
SAF-Holland SA (I)	357	2,281
Sartorius AG	820	35,139
SGL Carbon AG (I)(L)	7,924	380,500
SHB Stuttgarter Finanz & Beteiligungs AG	951	24,375
Singulus Technologies AG (I)	4,961	22,022
Sixt AG	1,510	33,951
Skw Stahl-metallurgie Holding Ag	296	5,723
SMA Solar Technology AG (L)	721	75,104
Solar Millennium AG (I)	1,423	6,535
Solarworld AG (L)	13,581	113,913
Solon SE (I)	1,838	4,661
Stada Arzneimittel AG	10,586	372,655
Stratec Biomedical Systems AG	807	32,556
Suess MicroTec AG	1,541	17,341
Symrise AG	14,466	392,243

The accompanying notes are an integral part of the financial statements.
170

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Tag Immobilien AG (I)	3,686	$32,885
Takkt AG	2,729	36,055
Technotrans AG (I)	258	1,960
Tognum AG (I)	5,701	212,722
Tom Tailor Holding Ag (I)	55	935
TUI AG (I)	21,877	149,381
Vossloh AG	1,255	153,204
VTG AG	971	21,100
Wacker Construction Equipment AG	2,574	36,737
Washtec AG	1,640	22,774
Wincor Nixdorf AG	4,939	274,903
Wire Card AG	13,327	232,682
Wuerttembergische
Lebensversicherung AG	576	12,591
Xing AG (I)	180	12,674

		9,076,948
Gibraltar - 0.07%
PartyGaming PLC (I)	68,966	139,979
Greece - 0.66%
Agricultural Bank of Greece (I)	2,167	1,992
Alapis Holding Industrial and
Commercial SA of Pharmaceutical (I)	1,810	441
Anek Lines SA (I)	14,015	3,420
Athens Stock Exchange SA	6,634	40,467
Athens Water Supply and
Sewage Company SA	2,918	13,858
Bank of Attica SA (I)	9,882	7,230
Bank of Greece SA	2,525	72,119
Diagnostic & Therapeutic Center of
Athens Hygeia SA (I)	12,760	4,916
EFG Eurobank Ergasias SA (I)	21,114	48,452
Euromedica Sa (I)	681	342
Folli Follie Group (I)	2,893	38,232
Forthnet SA (I)	14,320	6,752
Fourlis SA (I)	4,391	20,531
Frigoglass SA (I)	2,954	30,499
GEK Group of Companies SA	7,981	14,862
Geniki Bank SA (I)	2,122	1,370
Greek Postal Savings Bank SA (I)	20,725	38,626
Halcor SA (I)	12,007	12,406
Hansard Global PLC	11,952	33,250
Hellenic Petroleum SA	13,225	105,927
Hellenic Technodomiki Tev SA	16,528	41,794
Heracles General Cement SA (I)	5,225	26,542
Iaso SA (I)	5,049	7,748
Intracom Holdings SA (I)	28,550	11,449
Intralot SA-integrated Lottery Systems
& Services	9,896	11,340
J&P-Avax SA	7,584	7,723
Jumbo SA	5,211	29,250
Lambrakis Press SA (I)	2,615	826
Marfin Investment Group SA (I)	74,177	32,751
Metka SA	2,434	21,240
Michaniki SA (I)	5,586	1,431
Motor Oil Hellas Corinth Refineries SA	5,560	55,827
Mytilineos Holdings SA (I)	15,661	83,348
Piraeus Bank SA (I)	166,005	153,865
Piraeus Port Authority SA	881	12,514
Public Power Corp. SA	1,025	8,824
Sidenor Steel Products
Manufacturing Company SA (I)	4,142	13,727
Teletypos SA Mega Channel (I)	4,590	9,231
Terna Energy SA	3,843	11,882
Thessaloniki Port Authority SA	488	7,649

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Greece (continued)
Titan Cement Company SA	7,802	$148,587
Viohalco SA (I)	12,925	62,137

		1,255,377
Hong Kong - 2.55%
Alco Holdings, Ltd.	54,000	18,504
Allied Group, Ltd.	18,000	54,561
Allied Properties HK, Ltd.	726,000	127,147
Apac Resources, Ltd. (I)	720,000	34,026
Artel Solutions Group Holdings, Ltd. (I)	565,000	9,140
Asia Financial Holdings, Ltd.	66,000	26,139
Asia Satellite Telecom
Holdings Company, Ltd.	26,220	55,746
Asia Standard International Group	162,000	34,901
Associated International Hotels, Ltd.	26,000	56,770
Bonjour Holdings, Ltd.	272,000	50,189
Bright International Group, Ltd. (I)	406,000	6,500
Burwill Holdings Ltd. (I)	464,000	12,989
C Y Foundation Group, Ltd. (I)	605,000	9,091
Cafe de Coral Holdings, Ltd.	22,000	53,604
Century City International Holdings, Ltd.	164,000	10,972
Champion Technology Holdings, Ltd.	489,743	8,335
Chen Hsong Holdings, Ltd.	40,000	16,643
Chevalier International Holdings, Ltd.	24,000	31,152
Chevalier Pacific Holdings, Ltd.	125,000	4,435
China Energy
Development Holdings, Ltd. (I)	658,000	12,841
China Metal International Holdings, Inc.	58,000	11,871
China Public Procurement, Ltd. (I)	312,000	27,249
China Sci-Tech Holdings, Ltd. (I)	2,383,040	49,321
China Solar Energy Holdings, Ltd. (I)	1,270,000	14,593
China Sonangol
Resources Enterprise, Ltd. (I)	94,000	12,131
China Strategic Holdings, Ltd. (I)	610,000	14,200
China Timber Resources Group, Ltd. (I)	1,100,000	48,115
China Ting Group Holdings, Ltd.	124,000	12,433
China WindPower Group, Ltd. (I)	560,000	33,273
Chong Hing Bank, Ltd.	32,000	61,778
Chow Sang Sang Holdings, Ltd.	2,000	6,893
Chu Kong Shipping Development	22,000	4,010
Chuang’s Consortium International, Ltd.	164,021	18,001
Citic 1616 Holdings, Ltd.	219,000	50,629
City Telecom HK, Ltd.	1,717	16,827
CK Life Sciences
International Holdings, Inc.	532,000	27,018
CP Lotus, Corp. (I)	280,000	8,641
Cross-Harbour Holdings, Ltd.	22,000	18,377
Dickson Concepts International, Ltd.	37,000	22,495
Digitalhongkong.com (I)	908	117
EganaGoldpfeil Holdings, Ltd. (I)	131,750	0
Emperor Entertainment Hotel, Ltd.	115,000	21,234
Emperor International Holdings, Ltd.	320,250	63,567
Emperor Watch & Jewellery, Ltd.	400,000	87,331
Enm Holdings, Ltd. (I)	60,000	3,489
eSun Holdings, Ltd. (I)	113,000	26,147
Eva Precision Industrial Holdings, Ltd.	160,000	46,433
Fairwood, Ltd.	4,000	5,892
Far East Consortium International, Ltd.	212,992	41,390
First Natural Foods Holdings, Ltd. (I)	375,000	0
G-Resources Group, Ltd. (I)	2,643,000	200,562
Get Nice Holdings, Ltd.	246,000	14,428
Giordano International, Ltd.	221,708	183,817
Glorious Sun Enterprises, Ltd.	88,000	33,999
Golden Resorts Group, Ltd.	754,000	87,574
Hang Fung Gold Technology, Ltd. (I)	310,000	0

The accompanying notes are an integral part of the financial statements.
171

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Harbour Centre Development, Ltd.	37,500	$46,617
HKR International, Ltd.	114,400	55,305
Hongkong Chinese, Ltd.	126,000	22,094
Hung Hing Printing Group, Ltd.	76,216	24,380
Hutchison Harbour Ring, Ltd.	292,000	26,712
Hybrid Kinetic Group, Ltd. (I)	650,000	8,660
HyComm Wireless, Ltd. (I)	26,000	6,546
I-CABLE Communications, Ltd. (I)	179,000	12,735
I.T, Ltd.	126,808	116,712
Imagi International Holdings, Ltd. (I)	87,500	3,443
Ione Holdings, Ltd.	720,000	6,628
Jinchuan Group International
Resources Company, Ltd. (I)	34,000	12,209
Jinhui Holdings, Ltd. (I)	42,000	7,403
Jlf Investment Company, Ltd.	70,000	5,045
K Wah International Holdings, Ltd.	291,227	89,174
Keck Seng Investments, Ltd.	1,000	440
King Stone Energy Group, Ltd. (I)	120,000	27,733
Kowloon Development Company, Ltd.	77,000	93,909
Lai Sun Development Company, Ltd. (I)	632,000	14,112
Lee & Man Holding, Ltd.	80,000	67,076
Lippo China Resources, Ltd.	666,000	16,541
Lippo, Ltd.	31,250	11,203
Liu Chong Hing Investment	30,000	31,684
Luk Fook Holdings International, Ltd.	8,000	42,635
Lung Kee Holdings, Ltd.	48,000	28,922
Matsunichi
Communication Holdings, Ltd. (I)	89,000	31,783
Media Chinese International, Ltd.	30,000	10,249
Melco International Development	186,000	213,392
Midland Holdings, Ltd.	128,000	70,476
Ming Fai International Holdings, Ltd.	41,000	8,967
Ming Fung Jewellery Group, Ltd. (I)	170,000	16,668
Miramar Hotel &
Investment Company, Ltd.	8,000	9,370
Mongolia Energy Company, Ltd. (I)	130,000	14,060
Natural Beauty Bio-Technology, Ltd.	230,000	39,699
Neo-Neon Holdings, Ltd.	76,500	19,083
New Times Energy Corp., Ltd. (I)	488,000	5,354
NewOcean Energy Holdings, Ltd.	196,000	41,373
Norstar Founders Group, Ltd. (I)	168,000	15,752
Orange Sky Golden Harvest
Entertainment Holdings, Ltd. (I)	295,000	10,869
Pacific Andes International Holdings, Ltd.	228,580	25,275
Pacific Basin Shipping, Ltd.	279,000	136,244
Pacific Century
Premium Developments, Ltd. (I)	111,000	18,572
Paliburg Holdings, Ltd.	71,380	26,516
Peace Mark Holdings, Ltd. (I)	180,000	0
Pearl Oriental Innovation, Ltd.	216,000	28,588
Pico Far East Holdings, Ltd.	126,000	23,857
Pme Group, Ltd. (I)	70,000	1,989
Png Resources Holdings, Ltd. (I)	88,000	1,859
Polytec Asset Holdings, Ltd.	210,000	24,378
Public Financial Holdings, Ltd.	48,000	22,905
PYI Corp., Ltd.	801	33
Regal Hotels International Holdings, Ltd.	83,200	29,596
Rising Development Holdings (I)	104,000	17,936
Royale Furniture Holdings Ltd	72,000	24,095
SEA Holdings, Ltd.	52,000	26,397
Shell Electric
Manufacturing Company, Ltd.	9,000	10,224
Shenyin Wanguo Hk, Ltd.	75,000	26,820
Shui On Construction & Materials, Ltd.	74,927	92,551
Shun Tak Holdings, Ltd.	254,000	141,000

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Sing Tao News Corp., Ltd.	58,000	$11,387
Singamas Container Holdings, Ltd.	180,000	54,820
Sino-Tech International Holdings, Ltd. (I)	420,000	6,538
Sinocop Resources Holdings, Ltd. (I)	250,000	23,877
Smartone
Telecommunications Holdings, Ltd.	71,000	134,984
Sun Hung Kai & Company, Ltd.	50,968	36,024
Sun Innovation Holdings, Ltd. (I)	400,000	9,568
Superb Summit International
Timber Company, Ltd. (I)	378,000	13,378
Tack Fat Group International, Ltd. (I)	2,000	52
Tack Hsin Holdings (I)	6,000	1,845
TAI Cheung Holdings, Ltd.	66,000	48,561
Taifook Securities Group, Ltd.	36,347	16,504
Tan Chong International, Ltd.	63,000	14,565
Texhong Textile Group, Ltd.	24,000	7,573
Theme International Holdings, Ltd. (I)	220,000	8,378
Titan Petrochemicals Group, Ltd. (I)	600,000	33,220
Tom Group Ltdtom Group Ltd. (I)	154,000	14,296
Tongda Group Holdings Ltdtongda
Group Holdings Ltd.	660,000	22,504
Tonic Industries Holdings, Ltd. (I)	4,000	408
Transport International Holdings, Ltd.	43,200	98,136
TSC Offshore Group, Ltd. (I)	26,000	4,197
Tse Sui Luen Jewellery International, Ltd.	36,000	30,637
United Power Investment, Ltd. (I)	828,000	16,242
USI Holding Corp.	38,000	14,548
Value Partners Group, Ltd.	58,000	32,964
Varitronix International
Ltdvaritronix International Ltd.	16,000	8,683
Victory City International Holdings, Ltd.	153,908	18,596
Vitasoy International Holdings, Ltd.	146,000	103,406
VST Holdings Company, Ltd. (I)	88,000	15,372
Wah Nam International Holdings, Ltd. (I)	523,430	62,761
Wai Kee Holdings, Ltd.	72,000	14,625
Wing On Company International, Ltd.	17,000	36,375
Winteam Pharmaceutical Group, Ltd. (I)	212,000	34,346
Ygm Trading, Ltd.	10,000	27,550
ZZNode Technologies Company, Ltd. (I)	308,000	19,513

		4,867,801
Ireland - 1.01%
Aer Lingus (I)	25,626	23,736
C&C Group PLC	46,372	202,963
DCC PLC (Chi-X Europe)	12,042	328,601
FBD Holdings PLC (I)	4,678	44,933
Glanbia PLC (Dublin Exchange)	15,698	95,668
Grafton Group PLC	22,961	89,832
Greencore Group PLC	4,568	3,924
IFG Group PLC (I)	19,878	47,288
Independent News & Media PLC (I)	30,840	14,210
Irish Continental Group PLC	2,561	53,873
Kenmare Resources PLC	209,013	150,207
Kingspan Group PLC (I)	26,276	236,488
McInerney Holdings PLC (I)	20,779	1,182
Paddy Power PLC	6,120	312,389
Paddy Power PLC - London Exchange	230	11,734
Smurfit Kappa Group PLC (I)	28,993	229,209
United Drug PLC	27,064	89,404

		1,935,641
Israel - 0.86%
Africa Israel Investments, Ltd. (I)	8,854	35,596
AL-ROV Israel, Ltd. (I)	370	8,711
Alvarion, Ltd. (I)	5,360	6,774

The accompanying notes are an integral part of the financial statements.
172

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Israel (continued)
Clal Biotechnology Industries, Ltd. (I)	5,223	$21,634
Clal Industries & Investments, Ltd.	10,617	49,586
Clal Insurance Enterprise Holdings, Ltd.	3,648	66,921
Delek Automotive Systems, Ltd.	4,929	40,897
Electra Israel, Ltd.	114	10,239
Ezchip Semiconductor, Ltd. (I)	1,929	59,996
First International Bank of Israel, Ltd. (I)	5,079	60,761
Frutarom Industries, Ltd.	7,174	65,985
Fundtech, Ltd.	498	8,456
Gilat Satellite Networks, Ltd. (I)	2,000	7,640
Given Imaging, Ltd. (I)	307	4,855
Hadera Paper, Ltd. (I)	503	24,414
Harel Insurance Investments, Ltd.	1,121	49,023
Hot Telecommunication System, Ltd. (I)	2,631	36,840
Ituran Location & Control, Ltd.	1,736	22,112
Jerusalem Oil Exploration (I)	705	10,518
Makhteshim-Agan Industries, Ltd. (I)	36,859	204,791
Matrix IT, Ltd.	2,531	13,451
Mellanox Technologies, Ltd. (I)	5,397	154,462
Menorah Mivtachim Holdings, Ltd. (I)	4,526	36,184
Oil Refineries, Ltd. (I)	204,443	119,137
Ormat Industries, Ltd.	10,674	59,915
Osem Investments, Ltd.	5,160	81,309
Paz Oil Company, Ltd.	588	78,871
Rami Levi Chain Stores Hashikma
Marketing 2006, Ltd.	845	27,170
Retalix, Ltd. (I)	3,157	42,313
Shikun & Binu, Ltd.	35,668	66,963
Strauss Group, Ltd.	4,648	61,614
Super-Sol, Ltd.	17,277	75,007
The Phoenix Holdings, Ltd.	5,158	11,992
Tower Semiconductor, Ltd. (I)	25,831	20,075

		1,644,212
Italy - 2.75%
ACEA SpA	12,237	106,323
Acegas-APS SpA	2,167	11,519
Actelios SpA	3,469	4,833
Aedes SpA (I)	29,353	4,512
Alerion Cleanpower SpA	3,853	27,024
Amplifon SpA	8,041	45,760
Ansaldo STS SpA	14,254	128,964
Astaldi SpA	5,883	36,957
Autogrill SpA	4,583	56,808
Azimut Holding SpA	19,417	138,030
Banca Finnat Euramerica SpA	10,675	5,830
Banca Generali SpA	10,115	99,711
Banca IFIS SpA	5,519	34,280
Banca Popolare Dell’emilia
Romagna SCRL	22,409	230,951
Banca Popolare dell’Etruria e del
Lazio SpA (I)	8,572	21,212
Banca Popolare di Milano SpA (L)	41,743	88,950
Banca Popolare di Sondrio SCRL	27,213	220,761
Banca Profilo SpA	23,984	11,024
Banco di Desio e della Brianza SpA	4,149	19,964
BasicNet SpA	1,777	5,773
Benetton Group SpA	8,658	62,147
Brembo SpA	3,286	34,327
Bulgari SpA	16,655	292,361
Buongiorno SpA (I)	9,345	14,838
Buzzi Unicem SpA (I)	10,708	107,057
Caltagirone Editore SpA	5,211	10,028
Caltagirone SpA	3,553	8,237
Cementir SpA	6,234	17,201

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
CIR-Compagnie Industriali Riunite SpA	56,919	$123,312
Credito Artigiano SpA	23,255	37,770
Credito Bergamasco SpA	711	22,002
Credito Emiliano SpA	16,311	74,736
Danieli & C Officine Meccaniche SpA	1,785	45,239
De Longhi SpA	18,320	203,530
DeA Capital SpA (I)	4,303	8,607
DiaSorin SpA	3,295	141,636
Digital Multimedia Technologies SpA (I)	1,056	26,695
EEMS Italia SpA (I)	5,583	6,317
ERG SpA	10,331	124,406
ErgyCapital SpA (I)	175	85
Esprinet SpA	2,846	13,924
Eurotech SpA (I)	3,019	8,490
Fiera Milano SpA (I)	2,228	12,485
Gemina SpA (I)	51,524	48,610
Geox SpA	12,899	53,621
Gruppo Beghelli SpA	11,564	7,945
Gruppo Coin SpA (I)	8,302	77,432
Gruppo Editoriale L’Espresso SpA	19,434	39,121
Hera SpA	79,274	146,530
Immsi SpA (L)	20,642	20,431
Impregilo SpA	47,024	121,556
Indesit Company SpA	7,870	61,992
Industria Macchine Automatiche SpA	1,088	21,489
Interpump SpA	7,154	45,580
Iren SpA	58,545	78,199
Italcementi SpA (L)	11,680	86,851
Italmobiliare SpA	787	24,871
Juventus Football Club SpA (I)	8,911	10,457
KME Group SpA	26,355	10,979
Landi Renzo SpA	9,280	22,108
Lottomatica SpA (I)	7,609	120,424
Maire Tecnimont SpA	17,000	20,048
Marr SpA	3,721	44,657
Mediolanum SpA	19,727	74,047
Milano Assicurazioni SpA (I)	25,516	11,007
Mondadori (Arnoldo) Editore SpA	12,390	37,235
Nice SpA	3,458	13,948
Panariagroup Industrie Ceramiche SpA (I)	3,544	5,696
Piaggio & C SpA	22,777	86,532
Piccolo Credito Valtellinese SCRL	24,426	85,426
Prelios SpA (I)	55,202	21,264
Premafin Finanziaria SpA (I)	26,879	11,943
Prysmian SpA	5,708	92,294
RCS Mediagroup SpA (I)	1,547	1,955
Recordati SpA	14,919	144,215
Sabaf SpA	962	19,647
Safilo Group SpA (I)	2,432	31,970
Saras SpA (I)	49,911	90,745
Save SpA	3,396	36,155
Seat Pagine Gialle SpA (I)	130,315	9,038
Societa Iniziative Autostradali e
Servizi SpA	7,495	62,593
Societa’ Cattolica di Assicurazioni SCRL	6,775	172,225
Socotherm SpA (I)	2,703	265
Sogefi SpA	7,700	24,508
Sol SpA	6,441	47,459
Sorin SpA (I)	67,066	166,959
Stefanel SpA (I)	11,908	6,740
Telecom Italia Media SpA (I)	23,548	6,005
Tod’s SpA	1,162	133,825
Trevi Finanziaria SpA	2,918	34,333
Unipol Gruppo Finanziario SpA, ADR (I)	28	13
Vianini Lavori SpA	4,074	23,970

The accompanying notes are an integral part of the financial statements.
173

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Yoox Spa (I)	2,014	$30,386
Zignago Vetro SpA	1,547	11,205

		5,251,120
Japan - 23.14%
Accordia Golf Company, Ltd.	96	75,995
Achilles Corp.	20,000	29,994
Adeka Corp.	13,391	134,191
Advanex, Inc. (I)	2,000	1,901
Aeon Delight Company, Ltd.	3,100	65,795
Aeon Fantasy Company, Ltd.	300	4,691
Ahresty Corp.	800	6,262
AI Holdings Corp.	4,300	18,930
Aica Kogyo Company, Ltd.	9,000	125,168
Aichi Bank, Ltd.	1,600	86,794
Aichi Machine Industry Company, Ltd.	7,000	23,231
Aichi Steel Corp.	19,000	112,784
Aichi Tokei Denki Company, Ltd.	6,000	19,249
Aida Engineering, Ltd.	7,500	36,659
Ain Pharmaciez, Inc.	900	38,778
Aiphone Company, Ltd.	1,900	36,153
Aisan Industry Company, Ltd.	3,200	30,966
Akebono Brake Industry Company, Ltd.	7,200	37,142
Akita Bank, Ltd.	35,000	108,672
Alpen Company, Ltd.	2,000	35,516
Alpha Corp.	1,000	11,407
Alpha Systems, Inc.	600	9,141
Alpine Electronics, Inc.	5,815	79,074
Alps Logistics Company, Ltd.	2,000	19,955
Amano Corp.	11,800	105,704
Amiyaki Tei Company., Ltd.	3	8,129
Ando Corp.	10,000	15,718
Anest Iwata Corp.	6,000	26,288
Anritsu Corp. (L)	10,297	126,414
AOC Holdings, Inc.	3,400	19,662
AOKI Holdings, Inc.	3,200	50,253
Aomori Bank, Ltd.	18,000	61,271
Aoyama Trading Company, Ltd.	10,800	180,629
Arakawa Chemical Industries, Ltd.	1,700	16,472
Arc Land Sakamoto Company, Ltd. (I)	2,700	45,963
Arcs Company, Ltd.	4,800	87,112
Ariake Japan Company, Ltd.	3,200	64,250
Arisawa Manufacturing Company, Ltd.	3,200	16,271
Arnest One Corp.	6,500	69,566
AS ONE CORP.	1,500	32,390
Asahi Company, Ltd. (I)	2,600	55,978
Asahi Diamond Industrial Company, Ltd.	10,000	189,229
Asahi Holdings, Inc.	3,700	90,589
Asahi Organic Chemicals
Industry Company, Ltd.	8,000	22,429
Asahi TEC Corp. (I)	45,000	13,008
ASATSU-DK, Inc.	4,800	131,396
ASKA Pharmaceutical Company, Ltd.	3,000	24,576
ASKUL Corp.	3,000	40,501
Asunaro Aoki Construction Company, Ltd.	4,000	21,211
Atom Corp. (I)(L)	16,700	61,856
Atsugi Company, Ltd.	22,000	27,403
Autobacs Seven Company, Ltd.	4,500	204,930
Avex Group Holdings, Inc.	5,000	66,964
BALS Corp.	1	895
Bando Chemical Industries, Ltd.	9,000	35,039
Bank of Iwate, Ltd.	2,500	111,149
Bank of Nagoya, Ltd.	22,000	69,450
Bank of Okinawa, Ltd.	3,088	142,806
Bank of Saga, Ltd.	19,000	47,037

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Bank of the Ryukyus, Ltd.	5,600	$76,274
Belc Company, Ltd.	100	1,445
Belluna Company, Ltd.	4,950	37,245
Best Denki Company, Ltd. (I)	6,500	19,051
BIC Camera, Inc. (L)	98	56,171
BML, Inc.	1,500	38,970
Bookoff Corp.	2,100	19,296
Bunka Shutter Company, Ltd.	6,000	18,567
CAC Corp.	2,100	15,981
Calsonic Kansei Corp.	25,000	149,788
Can Do Company, Ltd.	1	1,007
Canon Electronics, Inc.	3,000	80,512
Capcom Company, Ltd.	6,700	195,394
Cawachi, Ltd.	2,200	45,204
Central Glass Company, Ltd.	29,432	134,402
Chiyoda Company, Ltd.	4,200	65,860
Chiyoda Integre Company, Ltd.	1,600	20,338
Chofu Seisakusho Company, Ltd.	2,800	76,381
Chori Company, Ltd.	23,000	27,871
Chubu Shiryo Company, Ltd.	3,000	19,891
Chudenko Corp.	6,700	82,875
Chuetsu Pulp & Paper Company, Ltd.	10,000	17,724
Chugai Mining Company, Ltd. (I)	34,900	10,507
Chugai Ro Company, Ltd.	8,000	27,388
Chugoku Marine Paints, Ltd.	11,000	92,769
Chukyo Bank, Ltd.	18,000	47,108
Chuo Denki Kogyo Company, Ltd.	2,000	8,254
Chuo Gyorui Company, Ltd.	3,000	6,711
Circle K Sunkus Company, Ltd.	6,300	105,796
CKD Corp.	5,700	42,099
Clarion Company, Ltd. (I)	20,000	36,632
Cleanup Corp.	1,000	6,044
CMIC Company, Ltd.	1,400	24,990
CMK Corp. (I)	4,000	15,999
Coca-Cola Central Japan Company, Ltd.	4,300	57,494
Cocokara Fine Holdings, Inc.	2,630	69,571
Colowide Company, Ltd. (L)	4,500	30,314
Columbia Music Entertainment, Inc. (I)	29,000	11,423
Computer Engineering & Consulting, Ltd.	1,500	7,272
COMSYS Holdings Corp.	15,100	151,788
Corona Corp.	900	14,006
Cosel Company, Ltd.	3,100	49,032
Cosmos Pharmaceutical Corp.	1,800	89,292
CSK Corp. (I)(L)	16,700	66,055
Cybozu, Inc.	45	9,884
D.G. Roland Corp.	1,400	17,066
Dai Nippon Toryo Company, Ltd.	12,000	14,084
Dai-Dan Company, Ltd.	5,000	36,021
Daibiru Corp.	10,100	70,614
Daido Metal Company, Ltd.	5,000	56,490
Daidoh, Ltd.	2,500	26,897
Daifuku Company, Ltd.	12,000	68,602
Daihen Corp.	10,000	35,970
Daiho Corp.	10,000	14,115
Daiichi Chuo Kisen Kaisha, Ltd. (I)(L)	20,000	30,666
Daiichi Jitsugyo Company, Ltd.	6,000	30,321
Daiichi Kigenso Kagaku-
Kogyo Company, Ltd.	900	40,894
Daiken Corp.	15,000	53,572
Daiki Aluminium Industry Company, Ltd.	5,000	14,087
Daiko Clearing Services Corp.	3,000	10,522
Daikoku Denki Company, Ltd.	1,600	15,537
Daikyo, Inc. (I)	19,144	34,040
Dainichi Company, Ltd.	2,100	23,007

The accompanying notes are an integral part of the financial statements.
174

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	6,000	$30,808
Daio Paper Corp.	13,000	110,847
Daisan Bank, Ltd.	28,000	64,175
Daiseki Company, Ltd. (L)	5,500	109,188
Daiso Company, Ltd.	8,000	28,946
Daisyo Corp.	1,100	13,279
Daiwa Industries, Ltd.	5,000	25,682
Daiwabo Holdings Company, Ltd.	13,000	30,596
DCM Japan Holdings Company, Ltd.	9,520	74,985
Denki Kogyo Company, Ltd.	7,000	30,623
Denyo Company, Ltd.	3,100	38,092
Descente, Ltd.	5,000	27,108
Doshisha Company, Ltd.	1,000	27,943
Doutor Nichires Holdings Company, Ltd.	4,793	59,009
Dr. Ci:Labo Company, Ltd.	20	116,738
DTS Corp.	2,700	30,944
Duskin Company, Ltd.	8,900	174,919
Dwango Company, Ltd.	14	29,798
Dydo Drinco, Inc.	1,500	58,553
Eagle Industry Company, Ltd.	2,000	23,569
Earth Chemical Company, Ltd.	1,900	68,680
EDION Corp.	11,300	98,402
Ehime Bank, Ltd.	20,253	61,446
Eighteenth Bank, Ltd.	30,000	84,845
Eiken Chemical Company, Ltd.	1,600	21,313
Eizo Nanao Corp.	2,800	52,375
Elematec Corp. (L)	1,000	17,027
Enplas Corp.	1,800	36,910
EPS Company, Ltd.	24	57,921
Espec Corp.	2,400	17,030
Exedy Corp.	800	27,653
F&A Aqua Holdings, Inc.	2,900	30,127
F-Tech, Inc.	100	1,357
Falco Biosystems, Ltd.	1,500	17,826
Fancl Corp.	5,200	70,386
FCC Company, Ltd.	5,700	127,107
FDK Corp. (I)	21,000	29,437
Fidea Holdings Company, Ltd.	2,600	7,462
Foster Electric Company, Ltd.	2,800	42,013
FP Corp.	2,000	130,208
France Bed Holdings Company, Ltd.	14,000	20,601
Fudo Tetra Corp. (I)	13,700	30,731
Fuji Company, Ltd.	3,000	71,463
Fuji Corp., Ltd.	2,600	13,025
Fuji Electronics Company, Ltd.	2,300	35,706
Fuji Kosan Company, Ltd. (I)	11,000	9,685
Fuji Kyuko Company, Ltd.	8,000	47,631
Fuji Oil Company, Ltd.	9,900	158,907
Fuji Seal International, Inc.	3,500	67,494
Fuji Software ABC, Inc.	4,300	66,335
Fujibo Holdings, Inc.	9,000	21,248
Fujicco Company, Ltd.	3,000	37,800
Fujikura Kasei Company, Ltd.	3,400	17,889
Fujimi, Inc.	2,500	29,489
Fujimori Kogyo Company, Ltd.	1,700	29,681
Fujita Kanko, Inc.	8,000	27,070
Fujitec Company, Ltd.	8,000	44,633
Fujitsu Frontech, Ltd.	2,000	14,004
Fujitsu General, Ltd.	7,000	52,397
Fujiya Company, Ltd. (I)	16,000	31,074
Fukui Bank, Ltd.	38,188	117,246
Fukushima Bank, Ltd. (I)	23,000	11,792
Fukuyama Transporting Company, Ltd.	5,000	29,758
Fumakilla, Ltd.	3,000	13,051

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Funai Consulting Company, Ltd.	3,100	$21,119
Funai Electric Company, Ltd.	3,500	87,911
Furukawa Battery Company, Ltd.	1,231	7,370
Furukawa Company, Ltd. (I)	26,000	26,609
Furukawa-Sky Aluminum Corp.	16,000	51,672
Fuso Pharmaceutical Industries, Ltd.	8,000	23,103
Futaba Corp.	5,657	109,499
Futaba Industrial Company, Ltd.	5,600	38,435
Fuyo General Lease Company, Ltd.	3,700	136,089
Gakken Company, Ltd.	6,000	13,160
Gecoss Corp.	4,000	17,508
Geo Corp.	68	88,213
GLOBERIDE, Inc.	10,000	11,779
Glory, Ltd.	300	6,479
GMO Internet, Inc.	5,300	23,942
Godo Steel, Ltd.	12,000	27,467
Goldcrest Company, Ltd.	3,070	57,773
GSI Creos Corp. (I)	11,000	15,384
Gulliver International Company, Ltd.	480	23,468
Gun-Ei Chemical Industry Company, Ltd.	6,000	17,236
Gunze, Ltd.	21,000	69,911
H20 Retailing Corp.	18,000	133,247
Hakuto Company, Ltd.	1,500	14,518
Hakuyosha Company, Ltd.	5,000	13,231
Hamakyorex Company, Ltd.	1,300	43,829
Hanwa Company, Ltd.	32,000	139,018
Harashin Narus Holdings Company, Ltd.	2,000	33,921
Haruyama Trading Company, Ltd.	2,700	14,619
Hayashikane Sangyo Company, Ltd. (I)	4,000	3,904
Hazama Corp. (I)	10,600	14,759
Heiwa Corp.	200	3,573
Heiwa Real Estate Company, Ltd.	14,500	32,335
Heiwado Company, Ltd.	4,500	57,686
Hibiya Engineering, Ltd.	3,500	41,317
Higashi-Nippon Bank, Ltd.	17,000	37,400
Higo Bank, Ltd.	20,000	112,749
Hikari Tsushin, Inc.	4,600	107,596
Hioki Ee Corp.	400	7,916
HIS Company, Ltd.	3,300	91,915
Hisaka Works, Ltd.	3,000	36,354
Hitachi Cable, Ltd.	30,000	83,462
Hitachi Koki Company, Ltd.	8,700	71,130
Hitachi Kokusai Electric, Inc.	10,000	68,570
Hitachi Medical Corp.	2,000	25,067
Hitachi Tool Engineering, Ltd.	2,500	26,851
Hitachi Zosen Corp.	91,000	146,842
Hodogaya Chemical Company, Ltd.	5,000	21,448
Hogy Medical Company, Ltd.	2,500	112,283
Hokkaido Gas Company, Ltd.	2,000	6,981
Hokkan Holdings, Ltd.	7,000	24,007
Hokuetsu Bank, Ltd.	22,000	47,984
Hokuetsu Paper Mills, Ltd.	18,000	128,972
Hokuriku Electric Industry Company, Ltd.	7,000	12,271
Hokuto Corp.	4,200	94,883
Honeys Company, Ltd.	1,230	14,431
Horiba, Ltd.	3,992	131,105
Hoshizaki Electric Company, Ltd.	3,800	83,881
Hosiden Corp.	8,600	68,926
Howa Machinery, Ltd. (I)	20,000	16,623
Hyakujushi Bank, Ltd.	12,000	49,414
I Metal Technology Company, Ltd.	4,000	8,825
IBJ Leasing Company, Ltd.	2,900	68,343
Ichibanya Company, Ltd.	700	21,794
Ichikoh Industries, Ltd. (I)	6,000	11,656
Ichiyoshi Securities Company, Ltd.	4,500	26,885

The accompanying notes are an integral part of the financial statements.
175

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
ICOM, Inc.	1,000	$22,291
IDEC Corp.	2,900	29,961
Ihara Chemical Industry Company, Ltd.	7,000	26,524
Iida Home Max (I)	5,600	49,207
Iino Kaiun Kaisha, Ltd.	12,400	59,920
Ikyu Corp.	35	16,807
Imasen Electric Industrial	1,300	18,393
Imperial Hotel, Ltd.	2,200	56,316
Inaba Denki Sangyo Company, Ltd.	3,100	91,940
Inaba Seisakusho Company, Ltd.	1,900	22,290
Inabata & Company, Ltd.	4,400	25,845
Inageya Company, Ltd.	6,000	72,339
Ines Corp.	3,700	25,627
Intage, Inc.	600	12,515
Internet Initiative Japan, Inc.	1	4,673
Inui Steamship Company, Ltd.	2,300	9,518
Ise Chemical Corp.	3,000	17,715
Iseki & Company, Ltd. (I)	21,000	49,534
Ishihara Sangyo Kaisha, Ltd. (I)	34,000	40,923
Ishii Hyoki Company, Ltd. (I)	1,000	9,517
IT Holdings Corp.	8,600	83,730
ITC Networks Corp.	4,500	29,069
Itochu Enex Company, Ltd.	9,000	49,780
Itochu-Shokuhin Company, Ltd.	600	22,720
Itoham Foods, Inc.	24,000	85,670
Itoki Corpitoki Corp.	4,300	10,245
Iwai Securities Company, Ltd.	1,500	6,719
Iwasaki Electric Company, Ltd. (I)	6,000	15,273
Iwatani International Corp.	26,000	89,776
Izumi Company, Ltd.	1,900	27,857
Izumiya Company, Ltd.	7,773	32,060
J-Oil Mills, Inc.	13,000	39,632
Jalux, Inc.	1,500	14,883
Jamco Corp.	3,000	19,480
Japan Airport Terminal Company, Ltd.	5,800	86,714
Japan Aviation Electronics Industry, Ltd.	13,000	101,086
Japan Cash Machine Company, Ltd.	1,800	15,109
Japan Digital Laboratory Company, Ltd.	2,400	27,811
Japan Drilling Company, Ltd. (L)	700	24,611
Japan Pulp & Paper Company, Ltd.	14,000	51,098
Japan Pure Chemical Company, Ltd.	6	15,882
Japan Transcity Corp., Ltd.	8,000	24,614
Japan Vilene Company, Ltd.	3,000	13,783
Japan Wool Textile Company, Ltd.	10,000	85,694
Jastec Company, Ltd.	2,100	13,382
Jeol, Ltd.	8,000	23,510
JFE Shoji Holdings, Inc.	22,000	98,526
JK Holdings Company, Ltd.	3,600	16,769
Joban Kosan Company, Ltd. (I)	8,000	8,389
Joshin Denki Company, Ltd.	7,000	80,411
JSP Corp.	2,800	48,217
Juki Corp. (L)	19,000	42,248
Juroku Bank, Ltd.	40,000	123,717
JVC Kenwood Holdings, Ltd. (I)(L)	6,428	30,996
kabu.com Securities Company, Ltd.	8,500	25,260
Kabuki-Za Company, Ltd.	1,000	46,769
Kadokawa Holdings, Inc. (L)	3,000	108,226
Kaga Electronics Company, Ltd.	2,700	28,324
Kagoshima Bank, Ltd.	7,000	47,905
Kakaku.com, Inc.	1,800	66,669
Kaken Pharmaceutical Company, Ltd.	11,000	153,357
Kameda Seika Company, Ltd.	1,900	38,596
Kamei Corp.	3,000	20,259
Kanaden Corp.	4,000	29,507
Kanagawa Chuo Kotsu Company, Ltd.	6,000	32,391

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kanamoto Company, Ltd.	3,000	$19,991
Kandenko Company, Ltd.	7,000	35,222
Kanematsu Corp. (I)	37,000	35,592
Kanematsu Electronics, Ltd.	2,300	24,790
Kanto Auto Works, Ltd.	9,600	85,678
Kanto Denka Kogyo Company, Ltd.	5,000	31,493
Kanto Natural Gas Development, Ltd.	4,000	23,510
Kanto Tsukuba Bank, Ltd.	8,000	27,560
Kappa Create Company, Ltd.	2,600	57,131
Kasai Kogyo Company, Ltd.	1,000	6,259
Kasumi Company, Ltd.	5,100	31,504
Katakura Industries Company, Ltd.	3,100	32,618
Kato Sangyo Company, Ltd.	3,100	64,148
Kato Works Company, Ltd.	5,000	15,270
Kawai Musical Instruments
Manufacturing Company, Ltd.	11,000	24,672
Kawasumi Laboratories, Inc.	2,000	13,034
Keihanshin Real Estate Company, Ltd.	2,800	14,073
Keihin Company, Ltd.	10,000	13,175
Keiyo Company, Ltd. (L)	4,600	27,746
Kenedix, Inc. (I)	332	57,928
Kentucky Fried Chicken Japan, Ltd.	1,000	26,545
KEY Coffee, Inc.	2,000	39,769
Kimoto Company, Ltd.	3,400	27,564
Kimura Chemical
Plants Company, Ltd. (L)	1,900	8,984
Kinki Nippon Tourist Company, Ltd. (I)	12,000	15,538
Kinki Sharyo Company, Ltd.	3,000	10,923
Kintetsu World Express, Inc.	2,000	60,870
Kisoji Company, Ltd.	2,800	53,111
Kissei Pharmaceutical Company, Ltd.	5,100	102,678
Kita-Nippon Bank, Ltd.	900	22,144
Kitagawa Iron Works Company, Ltd.	12,000	20,771
Kitano Construction Corp.	8,000	18,686
Kitz Corp.	11,800	55,937
Kiyo Holdings, Inc.	71,395	102,047
Koa Corp.	4,200	47,147
Koatsu Gas Kogyo Company, Ltd.	3,000	19,218
Kohnan Shoji Company, Ltd.	3,300	61,417
Koike Sanso Kogyo Company, Ltd.	5,000	13,337
Kokuyo Company, Ltd.	11,973	91,723
Komatsu Seiren Company, Ltd.	1,000	4,685
Komatsu Wall Industry Company, Ltd.	1,200	10,688
Komeri Company, Ltd.	4,800	140,329
Komori Corp.	9,724	67,715
Konaka Company, Ltd. (I)	4,600	19,892
Kondotec, Inc.	1,600	19,196
Konishi Company, Ltd.	2,600	37,002
Kosaido Company, Ltd. (I)	2,300	6,489
Kose Corp.	2,500	64,020
Kosei Securities Company, Ltd. (I)	10,000	8,543
Kourakuen Corp.	500	7,537
Kumagai Gumi Company, Ltd. (I)	18,000	18,269
Kumiai Chemical Industry Company, Ltd.	4,000	13,293
Kura Corp.	2,000	27,115
Kurabo Industries, Ltd.	18,000	36,401
Kureha Corp.	16,000	70,857
Kuroda Electric Company, Ltd.	3,600	42,126
Kyoden Company, Ltd.	7,000	10,775
Kyodo Printing Company, Ltd.	9,000	23,205
Kyoei Steel, Ltd.	3,800	58,853
Kyoei Tanker Company, Ltd.	5,000	8,719
Kyokuto Kaihatsu Kogyo Company, Ltd.	3,400	19,813
Kyokuto Securities Company, Ltd.	4,500	32,662
Kyokuyo Company, Ltd.	11,000	26,058

The accompanying notes are an integral part of the financial statements.
176

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kyorin Company, Ltd.	8,000	$162,567
Kyoritsu Maintenance Company, Ltd.	1,500	24,255
Kyosan Electric
Manufacturing Company, Ltd.	8,000	39,860
Kyoto Kimono Yuzen Company, Ltd.	1,500	17,856
Kyowa Exeo Corp.	13,600	134,671
Kyowa Leather Cloth Company, Ltd.	200	714
Kyudenko Corp.	5,000	34,490
Laox Company, Ltd. (I)	24,000	15,232
Leopalace21 Corp. (I)(L)	15,200	34,048
Life Corp.	5,600	101,582
Livedoor Auto Company, Ltd. (I)	29,500	11,222
Macnica, Inc.	1,200	28,080
Macromill, Inc.	2,000	22,244
Maeda Corp.	18,000	59,814
Maeda Road Construction Company, Ltd.	7,000	74,538
Maezawa Kasei Industries Company, Ltd.	2,000	20,273
Maezawa Kyuso Industries Company, Ltd.	1,600	22,441
Makino Milling Machine Company, Ltd.	15,575	126,833
Mandom Corp.	2,970	89,079
Mars Engineering Corp.	1,500	26,181
Marubun Corp.	2,200	9,584
Marudai Food Company, Ltd.	13,000	44,925
Maruei Department
Store Company, Ltd. (I)	7,000	7,741
Maruetsu, Inc.	7,000	24,837
Maruha Group, Inc.	46,815	82,846
Marusan Securities Company, Ltd.	6,861	31,925
Maruwa Company, Ltd. (L)	800	34,402
Maruyama Manufacturing Company, Inc.	7,000	15,980
Maruzen Showa Unyu Company, Ltd.	7,000	24,530
Maspro Denkoh Corp.	1,900	26,423
Matsuda Sangyo Company, Ltd.	2,020	34,209
Matsuya Company, Ltd. (I)	3,300	19,579
Matsuya Foods Company, Ltd.	400	7,799
Max Company, Ltd.	9,000	108,929
Maxvalu Tokai Company, Ltd.	2,000	27,074
MEC Company, Ltd.	2,400	9,593
Megachips Corp.	1,900	29,298
Megane Top Company, Ltd.	3,000	52,647
Megmilk Snow Brand Company, Ltd.	7,600	148,350
Meidensha Corp. (L)	17,086	65,700
Meiji Shipping Company, Ltd.	3,900	11,920
Meiko Network Japan Company, Ltd.	900	8,912
Meitec Corp.	4,000	77,814
Meito Sangyo Company, Ltd.	900	12,408
Meiwa Estate Company, Ltd.	3,300	17,478
Melco Holdings, Inc.	2,300	63,002
Michinoku Bank, Ltd.	16,000	33,210
Mikuni Coca-Cola Bottling Company, Ltd.	4,000	35,398
Mikuni Corp.	1,000	2,335
Milbon Company, Ltd.	1,100	35,889
Mimasu Semiconductor
Industry Company, Ltd.	2,100	21,688
Minato Bank, Ltd.	28,000	55,599
Ministop Company, Ltd.	1,900	35,756
Mirait Holdings Corp.	6,980	56,021
Misawa Homes Company, Ltd. (I)	1,200	7,953
Mitani Corp.	2,500	31,973
Mito Securities Company, Ltd.	6,000	7,998
Mitsuba Corp.	2,000	17,990
Mitsubishi Kakoki Kaisha, Ltd.	7,000	15,624
Mitsubishi Paper Mills, Ltd. (I)	29,387	30,173
Mitsubishi Pencil Company, Ltd.	2,300	43,220

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mitsubishi Steel
Manufacturing Company, Ltd.	20,000	$61,413
Mitsuboshi Belting Company, Ltd.	9,000	49,534
Mitsui High-Tec, Inc.	3,200	16,078
Mitsui Home Company, Ltd.	2,000	10,584
Mitsui Knowledge Industry Company, Ltd.	104	14,651
Mitsui Mining Company, Ltd.	27,500	44,131
Mitsui Sugar Company, Ltd.	17,000	77,750
Mitsui-Soko Company, Ltd.	11,000	40,765
Mitsumura Printing Company, Ltd.	4,000	13,446
Mitsuuroko Company, Ltd.	4,000	25,598
Miura Company, Ltd.	4,200	113,820
Miyazaki Bank, Ltd.	23,000	51,356
Miyoshi Oil & Fat Company, Ltd.	7,000	9,679
Mizuho Investors Securities Company, Ltd.	64,000	54,296
Mizuno Corp.	16,000	79,293
Mochida Pharmaceutical Company, Ltd.	11,000	119,351
Modec, Inc.	4,100	73,741
Monex Group, Inc.	251	48,196
Mori Seiki Company, Ltd. (L)	14,600	156,442
Morinaga & Company, Ltd.	33,000	79,211
Morinaga Milk Industry Company, Ltd.	24,000	103,837
Morita Corp.	3,000	17,772
MOS Food Services, Inc.	3,600	73,159
Moshi Moshi Hotline, Inc.	3,750	71,093
Mr. Max Corp.	3,200	12,937
Musashi Seimitsu Industry Company, Ltd.	4,000	97,098
Musashino Bank, Ltd.	5,600	196,012
Mutoh Holdings Company, Ltd.	8,000	15,660
Nachi-Fujikoshi Corp.	29,000	151,874
Nagaileben Company, Ltd.	1,400	21,406
Nagano Bank, Ltd.	3,000	6,552
Nagatanien Company, Ltd.	2,000	22,483
Nakamuraya Company, Ltd.	6,000	32,694
Nakayama Steel Works, Ltd. (I)	11,000	13,041
NEC Fielding, Ltd.	1,900	23,926
NEC Leasing, Ltd.	2,000	26,972
NEC Mobiling, Ltd.	1,200	43,714
NEC Networks & System Integration Corp.	4,200	64,926
Net One Systems Company, Ltd.	70	189,488
Neturen Company, Ltd.	4,500	37,365
New Tachikawa Aircraft Company, Ltd.	700	27,967
Nice Corp.	4,000	8,580
Nichia Steel Works, Ltd.	4,000	10,373
Nichias Corp.	12,000	71,326
Nichicon Corp.	8,073	120,117
Nichiden Corp.	600	20,153
Nichiha Corp.	3,100	33,267
Nichii Gakkan Company, Ltd.	7,000	68,050
NICHIREI Corp.	31,000	139,048
Nichireki Company, Ltd.	1,000	4,972
Nidec Copal Corp.	1,800	20,134
Nidec Copal Electronics Corp.	2,600	18,090
Nidec Sankyo Corp.	2,000	12,307
Nidec Tosok Corp.	3,000	35,527
Nifco, Inc.	7,104	180,622
Nifty Corp.	3	3,814
Nihon Chouzai Company, Ltd.	540	21,463
Nihon Dempa Kogyo Company, Ltd.	2,000	23,925
Nihon Eslead Corp.	2,000	17,872
Nihon Kohden Corp.	7,000	182,639
Nihon M&A Center, Inc. (I)	4	21,278
Nihon Nohyaku Company, Ltd.	3,000	14,134
Nihon Parkerizing Company, Ltd.	7,000	93,899
Nihon Unisys, Ltd.	10,725	58,291

The accompanying notes are an integral part of the financial statements.
177

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nihon Yamamura Glass Company, Ltd.	13,000	$32,958
Nikkiso Company, Ltd.	11,000	100,222
Nikko Company, Ltd.	5,000	19,350
Nippo Corp.	9,000	78,680
Nippon Beet Sugar
Manufacturing Company, Ltd.	15,000	33,370
Nippon Carbon Company, Ltd.	13,000	40,326
Nippon Ceramic Company, Ltd.	2,500	51,173
Nippon Chemi-Con Corp.	13,271	73,247
Nippon Chemical Industrial Company, Ltd.	8,000	16,267
Nippon Chemiphar Company, Ltd.	5,000	19,724
Nippon Denko Company, Ltd.	8,000	48,746
Nippon Densetsu Kogyo Company, Ltd.	7,000	71,212
Nippon Denwa Shisetsu Company, Ltd.	6,000	19,541
Nippon Felt Company, Ltd.	2,700	13,665
Nippon Filcon Company, Ltd.	3,100	16,877
Nippon Fine Chemical Company, Ltd.	3,000	20,079
Nippon Flour Mills Company, Ltd.	18,000	84,600
Nippon Gas Company, Ltd.	4,800	75,641
Nippon Kanzai Company, Ltd.	800	15,045
Nippon Kasei Chemical Company, Ltd.	9,000	18,868
Nippon Koei Company, Ltd.	9,000	32,768
Nippon Konpo Unyu Soko Company, Ltd.	11,000	121,302
Nippon Light Metal Company, Ltd.	64,000	122,443
Nippon Metal Industry Company, Ltd. (I)	16,000	16,969
Nippon Parking
Development Company, Ltd.	293	13,499
Nippon Pillar Packing Co Ltdnippon
Pillar Packing Co Ltd.	5,000	34,085
Nippon Piston Ring Company, Ltd. (I)	13,000	27,844
Nippon Road Company, Ltd.	8,000	22,137
Nippon Seiki Company, Ltd.	7,000	81,533
Nippon Seisen Company, Ltd.	7,000	36,528
Nippon Sharyo, Ltd.	11,000	47,984
Nippon Shinyaku Company, Ltd.	8,000	100,753
Nippon Signal Company, Ltd.	9,100	67,373
Nippon Soda Company, Ltd.	21,000	92,988
Nippon Steel Trading Company., Ltd.	14,000	36,441
Nippon Suisan Kaisha, Ltd.	28,165	104,474
Nippon Synthetic Chemical
Industry Company, Ltd.	9,000	54,545
Nippon System
Development Company, Ltd.	6,015	52,995
Nippon Thompson Company, Ltd.	7,000	44,223
Nippon Valqua Industries, Ltd.	11,000	29,984
Nippon Yakin Kogyo Company, Ltd. (I)	9,500	21,370
Nippon Yusoki Company, Ltd.	5,000	13,641
Nipro Corp. (L)	7,200	132,154
Nishimatsu Construction Company, Ltd.	30,000	45,882
Nishimatsuya Chain Company, Ltd.	9,600	84,466
Nissan Shatai Company, Ltd.	15,277	118,598
Nissei Corp.	3,000	26,771
Nissen Holdings Company, Ltd.	4,600	28,003
Nissha Printing Company, Ltd.	3,000	45,616
Nisshin Fudosan Company, Ltd.	3,000	16,812
Nisshin Oillio Group, Ltd.	15,000	72,461
Nissin Corp.	11,000	27,954
Nissin Electric Company, Ltd.	4,000	30,286
Nissin Kogyo Company, Ltd.	7,300	114,246
Nissui Pharmaceutical Company, Ltd.	2,600	23,204
Nitta Corp.	3,100	66,933
Nittan Valve Company, Ltd.	4,000	14,427
Nittetsu Mining Company, Ltd.	7,000	29,341
Nitto Boseki Company, Ltd.	25,229	72,278
Nitto Kogyo Corp.	3,600	45,713

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nitto Kohki Company, Ltd.	1,700	$38,812
Nitto Seiko Company, Ltd.	4,000	10,733
Noevir Holdings Company, Ltd. (I)	500	6,037
NOF Corp.	29,000	142,474
Nohmi Bosai, Ltd.	2,000	12,424
Noritake Company, Ltd.	18,000	70,425
Noritsu Koki Company, Ltd. (I)	2,000	11,235
Noritz Corp.	2,700	58,650
NS Solutions Corp.	3,000	68,531
OBIC Business Consultants, Ltd.	650	40,320
Oenon Holdings, Inc.	4,000	9,925
Ogaki Kyoritsu Bank, Ltd.	31,000	101,547
Ohara, Inc.	2,000	20,072
Oiles Corp.	4,427	84,547
Oita Bank, Ltd.	21,000	66,433
Okabe Company, Ltd.	4,800	23,529
Okamoto Industries, Inc.	7,000	29,792
Okamura Corp.	13,000	88,615
Okasan Holdings, Inc.	28,000	95,271
Oki Electric Industry Company, Ltd. (I)	83,000	80,626
Okinawa Electric Power Company, Inc.	3,000	141,813
OKK Corp. (I)	10,000	12,509
OKUMA Corp.	15,382	119,083
Okumura Corp.	25,000	95,061
Okura Industrial Company, Ltd.	8,000	30,054
Okuwa Company, Ltd.	3,000	36,765
ONO Sokki Company, Ltd. (I)	4,000	12,318
Onoken Company, Ltd.	1,400	12,984
Onward Kashiyama Company, Ltd.	18,000	145,602
Optex Company, Ltd.	400	5,106
Organo Corp.	3,000	23,896
Osaka Organic Chemical Industry, Ltd.	3,200	15,795
Osaka Steel Company, Ltd.	2,500	38,784
Osaki Electric Company, Ltd.	3,000	29,369
OSG Corp.	10,400	136,310
Oyo Corp.	2,400	24,731
Pacific Golf Group International
Holdings KK	68	35,572
Pacific Industrial Company, Ltd.	4,000	21,561
Pal Company, Ltd.	950	31,532
PanaHome Corp.	11,000	76,957
Panasonic Electric Works Information
Systems Company, Ltd.	500	13,948
Paramount Bed Company, Ltd.	2,500	66,514
Parco Company, Ltd.	7,200	57,981
Paris Miki, Inc.	2,800	24,973
Pasco Corp.	4,000	13,875
Pasona Group, Inc.	31	29,758
Penta-Ocean
Construction Company, Ltd. (L)	23,000	59,466
PIA Corp. (I)	1,300	13,430
Pigeon Corp.	2,731	99,187
Pilot Corp.	22	46,167
Piolax, Inc.	1,000	22,935
Pioneer Corp. (I)	19,200	90,718
Plenus Company, Ltd.	2,800	46,214
Point, Inc.	2,780	131,139
Press Kogyo Company, Ltd.	8,000	39,170
Prima Meat Packers, Ltd.	14,000	18,527
Pronexus, Inc.	3,500	18,086
PS Mitsubishi Construction Company, Ltd.	4,200	14,700
Raito Kogyo Company, Ltd.	7,600	30,730
Rasa Industries, Ltd. (I)	10,000	18,884
Resorttrust, Inc.	5,800	97,231
Rhythm Watch Company, Ltd.	14,000	21,983

The accompanying notes are an integral part of the financial statements.
178

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Ricoh Leasing Company, Ltd.	3,200	$72,495
Right On Company, Ltd.	1,800	9,894
Riken Corp.	11,000	48,199
Riken Keiki Company, Ltd.	2,500	19,835
Riken Technos Corp.	8,000	28,926
Riken Vitamin Company, Ltd.	2,000	56,418
Ringer Hut Company, Ltd.	1,700	23,361
Riso Kagaku Corp.	2,000	36,842
Riso Kyoiku Company, Ltd. (I)	338	20,864
Rock Field Company, Ltd.	1,000	16,840
Rohto Pharmaceutical Company, Ltd.	4,000	49,975
Roland Corp.	2,500	20,951
Round One Corp.	9,000	78,659
Royal Holdings Company, Ltd.	3,300	36,556
Ryobi, Ltd.	18,000	77,906
Ryoden Trading Company, Ltd.	4,000	24,739
Ryohin Keikaku Company, Ltd.	3,500	187,535
Ryosan Company, Ltd.	5,929	133,622
Ryoshoku, Ltd.	1,000	25,272
Ryoyo Electro Corp.	3,200	30,790
Sagami Chain Company, Ltd. (I)	2,000	12,392
Saibu Gas Company, Ltd.	38,000	103,079
Saizeriya Company, Ltd.	3,900	71,456
Sakai Chemical Industry Company, Ltd.	14,000	62,185
Sakata INX Corp.	5,000	23,859
Sakata Seed Corp.	5,400	79,852
Sala Corp.	4,500	23,963
San-A Company, Ltd.	1,100	43,426
San-Ai Oil Company, Ltd.	6,000	33,114
Sanden Corp.	11,000	44,348
Sangetsu Company, Ltd.	3,900	100,800
Sankei Building Company, Ltd.	3,300	16,917
Sanken Electric Company, Ltd.	11,437	55,631
Sanki Engineering Company, Ltd.	9,000	48,761
Sankyo Seiko Company, Ltd.	7,700	26,150
Sankyo-Tateyama Holdings, Inc. (I)	32,000	42,585
Sankyu, Inc.	41,000	192,882
Sanoh Industrial Company, Ltd.	4,600	42,068
Sanshin Electronics Company, Ltd.	3,600	29,391
Sanwa Shutter Corp.	26,124	85,688
Sanyo Chemical Industries, Ltd.	10,000	77,692
Sanyo Denki Company, Ltd.	6,000	47,763
Sanyo Shokai, Ltd.	10,000	27,970
Sanyo Special Steel Company, Ltd.	16,648	94,235
Sasebo Heavy Industries Company, Ltd.	13,000	22,162
Sato Corp.	3,000	40,665
Satori Electric Company, Ltd.	2,400	15,338
Sawai Pharmaceutical Company, Ltd.	1,800	184,424
Seibu Electric Industry Company, Ltd.	3,000	13,708
Seika Corp.	11,000	32,446
Seikagaku Corp.	5,700	61,336
Seiko Holdings Corp.	11,000	29,850
Seino Holdings Company, Ltd.	8,000	58,382
Seiren Company, Ltd.	7,000	46,046
Sekisui Jushi Corp.	4,000	40,443
Sekisui Plastics Company, Ltd.	5,000	20,637
Senko Company, Ltd.	9,000	33,246
Senshu Electric Company, Ltd.	1,500	19,815
Senshukai Company, Ltd.	4,500	31,703
Shibaura Mechatronics Corp.	5,000	15,783
Shibusawa Warehouse Company, Ltd.	6,000	19,161
Shibuya Kogyo Company, Ltd.	3,300	39,787
Shikibo, Ltd.	11,000	13,270
Shikoku Bank, Ltd.	29,000	104,071
Shikoku Chemicals Corp.	5,000	29,450

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Shima Seiki Manufacturing, Ltd.	4,700	$91,346
Shimachu Company, Ltd.	5,800	135,921
Shimizu Bank, Ltd.	1,100	44,756
Shimojima Company, Ltd.	1,000	14,200
Shin Nippon Air
Technologies Company, Ltd.	3,100	16,401
Shin-Etsu Polymer Company, Ltd.	5,300	29,094
Shin-Keisei Electric
Railway Company, Ltd.	4,000	18,574
Shin-Kobe Electric
Machinery Company, Ltd.	2,000	35,219
Shinagawa Refractories Company, Ltd.	5,000	14,684
Shindengen Electric
Manufacturing Company, Ltd.	7,000	29,664
Shinkawa, Ltd.	1,700	10,600
Shinko Electric Company, Ltd.	14,000	39,559
Shinko Plantech Company, Ltd.	4,800	48,314
Shinko Shoji Company, Ltd.	2,700	21,106
Shinmaywa Industries, Ltd.	13,000	47,878
Shinnihon Corp.	8,000	22,261
Shinsho Corp.	7,000	17,542
Shinwa Kaiun Kaisha, Ltd.	11,000	18,690
Ship Healthcare Holdings Inc	2,100	49,480
Shiroki Corpshiroki Corp.	19,000	63,527
Shizuki Electric Company, Inc.	3,000	12,216
Shizuoka Gas Company, Ltd.	9,500	59,788
SHO-BOND Holdings Company, Ltd.	4,000	99,113
Shobunsha Publications, Inc.	2,400	18,453
Shochiku Company, Ltd.	14,000	120,511
Shoko Company, Ltd.	11,000	18,548
Showa Aircraft Industry Company, Ltd.	3,000	23,522
Showa Corp. (I)	4,900	32,745
Showa Sangyo Company, Ltd.	13,000	39,342
Siix Corp.	2,100	27,058
Simplex Technology, Inc.	31	10,500
Sinanen Company, Ltd.	5,000	21,677
Sintokogio, Ltd.	8,000	79,956
Sky Perfect JSAT Corp.	226	112,154
SMK Corp.	6,000	21,853
So-net Entertainment Corp.	26	121,411
So-net M3, Inc.	21	190,889
Sodick Company Ltd.	4,200	26,503
Sogo Medical Company, Ltd.	900	31,778
Sohgo Security Services Company, Ltd.	12,500	139,665
Space Company, Ltd.	2,700	16,728
SRI Sports, Ltd.	100	1,092
ST Corp.	1,100	14,119
St. Marc Holdings Company, Ltd.	1,100	43,389
Star Micronics Company, Ltd.	5,100	50,363
Starzen Company, Ltd.	9,000	29,106
Stella Chemifa Corp.	900	28,806
Sugi Pharmacy Company, Ltd.	900	24,254
Sumida Corp.	2,600	24,359
Sumikin Bussan Corp.	10,000	23,575
Sumiseki Holdings, Inc. (I)	9,800	11,288
Sumisho Computer Systems Corp. (L)	3,700	62,668
Sumitomo Bakelite Company, Ltd.	10,000	57,365
Sumitomo Densetsu Company, Ltd.	4,300	23,894
Sumitomo Forestry Company, Ltd.	100	878
Sumitomo Light Metal Industries, Ltd. (I)	35,000	35,078
Sumitomo Mitsui Company, Ltd. (I)	31,300	23,433
Sumitomo Osaka Cement Company, Ltd.	44,000	135,996
Sumitomo Pipe & Tube Company, Ltd.	4,100	25,313
Sumitomo Precision
Products Company, Ltd.	4,000	24,847

The accompanying notes are an integral part of the financial statements.
179

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sumitomo Real Estate Sales Company, Ltd.	1,690	$74,356
Sumitomo Seika Chemicals Company, Ltd.	4,000	20,076
Sumitomo Warehouse Company, Ltd.	14,952	71,395
Sunx, Ltd.	6,100	35,514
SWCC Showa Holdings Company, Ltd. (I)	34,000	37,204
SxL Corp. (I)	10,000	11,550
SystemPro Company, Ltd.	49	43,760
T Rad Company, Ltd.	4,000	17,120
T. Hasegawa Company, Ltd.	2,900	49,388
Tachi-S Company, Ltd.	3,100	53,225
Tachibana Eletech Company, Ltd.	1,700	15,715
Tact Home Company, Ltd.	17	15,797
Tadano, Ltd.	17,000	107,540
Taihei Dengyo Kaisha, Ltd.	4,000	30,508
Taihei Kogyo Company, Ltd.	11,000	52,856
Taiheiyo Cement Corp. (L)	11,000	19,619
Taiho Kogyo Company, Ltd.	2,900	25,801
Taikisha, Ltd.	5,800	121,598
Taiyo Ink Manufacturing Company, Ltd.	2,500	72,964
Takamatsu Corp.	1,900	32,658
Takano Company, Ltd.	2,000	12,925
Takaoka Electric
Manufacturing Company, Ltd.	8,000	21,211
Takara Holdings, Inc.	12,000	67,040
Takara Standard Company, Ltd.	15,000	117,759
Takasago International Corp.	12,000	60,049
Takasago Thermal
Engineering Company, Ltd.	10,200	86,847
Takihyo Company, Ltd.	1,000	5,612
Takiron Company, Ltd.	7,000	25,954
Takisawa Machine Tool Company, Ltd.	3,000	3,977
Takuma Company, Ltd. (I)	10,000	47,408
Tamron Company, Ltd.	1,300	35,796
Tamura Corp.	7,000	19,148
Tatsuta Electric Wire &
Cable Company, Ltd.	8,000	39,056
Tayca Corp.	1,000	3,808
Teac Corp. (I)	35,000	14,287
Tecmo Koei Holdings Company, Ltd.	5,200	48,719
Teikoku Electric
Manufacturing Company, Ltd.	700	15,487
Teikoku Piston Ring Company, Ltd.	2,700	32,406
Teikoku Tsushin Kogyo Company, Ltd.	6,000	11,685
Tekken Corp.	14,000	18,068
Telepark Corp.	28	55,033
Temp Holdings Company, Ltd.	2,600	24,801
Tenma Corp.	2,100	19,976
The Chiba Kogyo Bank, Ltd. (I)	3,500	20,778
The Daiei, Inc. (I)	14,050	52,259
The Hokkoku Bank, Ltd.	40,000	147,273
The Hyakugo Bank, Ltd.	31,000	126,381
The Mie Bank, Ltd.	12,000	30,252
The Pack Corp.	1,500	23,931
The San-in Godo Bank, Ltd.	21,000	154,314
The Yachiyo Bank, Ltd.	300	8,996
Tigers Polymer Corp.	2,000	9,923
TKC Corp.	2,100	46,246
TOA Corp.	22,000	39,391
TOA Oil Company, Ltd.	14,000	17,621
Toagosei Company, Ltd.	34,000	171,287
Tobishima Corp. (I)	48,000	16,390
Tobu Store Company, Ltd.	8,000	26,308
TOC Company, Ltd.	11,400	52,564
Tocalo Company, Ltd.	1,300	27,593
Tochigi Bank, Ltd.	16,000	63,908

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Toda Corp.	39,000	$143,293
Toda Kogyo Corp.	5,000	44,697
Toei Company, Ltd.	6,000	25,876
Toenec Corp.	5,000	27,556
Toho Bank, Ltd.	28,000	69,190
Toho Company, Ltd.	6,000	23,549
Toho Holdings Company, Ltd.	7,300	77,231
Toho Zinc Company, Ltd.	12,000	51,018
Tohoku Bank, Ltd.	9,000	15,485
Tohto Suisan Company, Ltd.	5,000	8,925
Tokai Carbon Company, Ltd.	20,000	104,185
Tokai Holdings
Corptokai Holdings Corp. (I)	4,000	20,846
Tokai Rubber Industries, Ltd.	7,400	95,534
Tokai Tokyo Securities Company, Ltd.	32,966	108,112
Token Corp.	970	37,177
Toko Electric Corp.	6,000	30,240
Toko, Inc. (I)	10,000	21,861
Tokushu Tokai Holdings Company, Ltd.	11,000	22,350
Tokyo Dome Corp. (I)	17,000	35,112
Tokyo Energy & Systems, Inc.	3,000	15,266
Tokyo Individualized
Educational Institute, Inc.	2,600	5,249
Tokyo Kikai Seisakusho, Ltd. (I)	10,000	8,249
Tokyo Ohka Kogyo Company, Ltd.	7,200	150,413
Tokyo Rakutenchi Company, Ltd.	6,000	20,630
Tokyo Rope
Manufacturing Company, Ltd. (L)	12,000	34,693
Tokyo Seimitsu Company, Ltd.	6,500	106,953
Tokyo Tekko Company, Ltd.	7,000	20,640
Tokyo Tomin Bank, Ltd.	4,200	52,761
Tokyotokeiba Company, Ltd.	18,000	26,155
Tokyu Community Corp.	1,300	43,341
Tokyu Construction Company, Ltd.	8,480	25,929
Tokyu Livable, Inc.	2,200	19,123
Tokyu Recreation Company, Ltd.	4,000	24,964
Toli Corp.	7,000	14,086
Tomato Bank, Ltd.	10,000	17,964
Tomen Electronics Corp.	900	11,557
Tomoe Corp.	4,400	18,158
Tomoe Engineering Company, Ltd.	400	7,512
Tomoku Company, Ltd.	11,000	31,408
TOMONY Holdings, Inc.	14,100	58,835
Tomy Company, Ltd.	6,100	48,902
Topcon Corp. (L)	8,200	46,613
Toppan Forms Company, Ltd.	7,900	63,095
Topre Corp.	5,000	50,314
Topy Industries, Ltd.	21,000	58,792
Tori Holdings Company, Ltd. (I)	6,300	2,571
Toridoll Corp.	22	42,776
Torigoe Company, Ltd.	2,300	21,060
Torii Pharmaceutical Company, Ltd.	1,700	32,634
Torishima Pump
Manufacturing Company, Ltd.	2,300	33,731
Tosei Corp.	16	4,928
Toshiba Machine Company, Ltd.	15,000	77,736
Toshiba Plant Systems & Services Corp.	8,000	81,823
Toshiba TEC Corp.	17,000	70,436
Tosho Printing Company, Ltd.	3,000	6,660
Totetsu Kogyo Company, Ltd.	4,000	36,867
Tottori Bank, Ltd.	11,000	22,989
Touei Housing Corp.	2,500	28,210
Towa Bank, Ltd.	28,000	34,953
Towa Pharmaceutical Company, Ltd.	1,500	73,898
Toyo Construction Company, Ltd.	33,000	36,800

The accompanying notes are an integral part of the financial statements.
180

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Toyo Corp.	3,100	$35,723
Toyo Electric
Manufacturing Company, Ltd.	4,000	20,106
Toyo Engineering Corp.	25,000	90,727
Toyo Ink Manufacturing Company, Ltd.	30,000	129,954
Toyo Kanetsu KK	16,000	37,159
Toyo Kohan Company, Ltd.	9,000	40,278
Toyo Securities Company, Ltd.	7,000	10,848
Toyo Tanso Company, Ltd.	1,700	76,322
Toyo Tire & Rubber Company, Ltd.	22,000	58,551
Toyobo Company, Ltd.	71,064	108,100
Transcosmos, Inc.	3,700	46,336
Trusco Nakayama Corp.	4,000	81,504
TS Tech Company, Ltd.	6,600	100,987
Tsi Holdings Co
Ltdtsi Holdings Co Ltd. (I)	13,805	87,866
Tsubakimoto Chain Company, Ltd.	19,000	106,476
Tsukishima Kikai Company, Ltd.	1,000	8,771
Tsuruha Holdings, Inc.	2,400	123,803
Tsurumi Manufacturing Company, Ltd.	3,000	23,090
Tsutsumi Jewelry Company, Ltd.	900	22,014
TV Asahi Corp.	4	6,198
U-Shin, Ltd.	6,300	47,496
Ube Material Industries, Ltd.	9,000	31,555
Uchida Yoko Company, Ltd.	5,000	12,706
ULVAC, Inc. (I)	7,400	118,687
Uniden Corp.	7,000	31,057
Unihair Company, Ltd. (I)	4,600	43,321
Union Tool Company, Ltd.	1,600	30,216
Unipres Corp.	4,300	110,121
United Arrows, Ltd.	2,400	45,689
Unitika, Ltd. (I)	42,000	28,102
Universe Company, Ltd.	900	19,598
Utoc Corp.	4,300	15,765
Valor Company, Ltd.	4,700	80,469
Venture Link Company, Ltd. (I)	9,800	385
Vital KSK Holdings, Inc.	7,700	63,194
Wacom Company, Ltd.	51	57,051
Wakachiku Construction Company, Ltd. (I)	17,000	26,047
Warabeya Nichiyo Company, Ltd.	1,500	18,542
Watabe Wedding Corp.	800	7,020
Watami Company, Ltd.	3,600	83,416
Weathernews, Inc.	800	24,042
Wood One Company, Ltd.	2,000	8,026
Xebio Company, Ltd.	4,700	110,879
Yahagi Construction Company, Ltd.	4,000	22,229
Yaizu Suisankagaku
Industry Company, Ltd.	1,700	17,289
Yamagata Bank, Ltd.	29,000	139,809
Yamanashi Chuo Bank, Ltd.	25,255	104,956
Yamatane Corp.	13,000	23,834
Yamazen Corp.	7,500	55,019
Yaoko Company, Ltd.	800	28,584
Yasuda Warehouse Company, Ltd.	2,600	15,652
Yellow Hat, Ltd.	2,000	26,455
Yodogawa Steel Works, Ltd.	20,825	90,272
Yokogawa Bridge Corp.	3,000	17,955
Yokohama Reito Company, Ltd.	4,000	30,977
Yokowo Company, Ltd.	2,800	17,555
Yomeishu Seizo Company, Ltd.	3,000	27,917
Yomiuri Land Company, Ltd.	2,000	6,930
Yondenko Corp.	1,000	4,395
Yonekyu Corp.	3,000	22,864
Yorozu Corp.	1,600	38,087
Yoshinoya D&C Company, Ltd. (L)	69	89,187

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Yuasa Funashoku Company, Ltd.	4,000	$9,728
Yuasa Trading Company, Ltd.	24,000	36,656
Yukiguni Maitake Company, Ltd.	600	2,992
Yurtec Corp.	5,000	24,854
Yusen Logistics Company, Ltd.	4,000	55,264
Yushin Precision Equipment Company, Ltd.	1,400	27,914
Yushiro Chemical Industry Company, Ltd.	1,100	15,114
Zenrin Company, Ltd.	2,900	29,468
Zensho Company, Ltd.	12,300	174,243
Zeria Pharmaceutical Company, Ltd.	3,000	45,277
Zuken, Inc.	2,300	15,926

		44,192,689
Jersey, C.I. - 0.01%
Atrium European Real Estate, Ltd.	2,153	11,631
Liechtenstein - 0.03%
Liechtensteinische Landesbank AG	30	2,223
Verwaltungs & Privat Bank AG	503	59,846

		62,069
Luxembourg - 0.08%
Elcoteq SE (I)	353	157
GAGFAH SA	7,615	44,080
Orco Property Group SA (I)	1,119	10,181
Oriflame Cosmetics SA	517	23,285
Regus PLC	65,283	80,192

		157,895
Malaysia - 0.02%
Samling Global, Ltd.	380,000	28,917
Monaco - 0.03%
Societe des Bains de Mer & du Cercle des
Etrangers a Monaco SA	930	53,456
Netherlands - 1.57%
Aalberts Industries NV	15,017	279,255
Accell Groupaccell Group	1,618	40,334
AMG Advanced
Metallurgical Group NV (I)	2,558	35,141
Amsterdam Commodities NV	531	7,963
Arcadis NV	7,199	136,591
ASM International NV	5,127	135,533
BE Semiconductor Industries NV	9,412	61,155
Beter Bed Holding NV	1,715	39,898
BinckBank NV	4,255	50,462
Brunel International NV	2,644	86,983
Crown Van Gelder NV (I)	152	828
CSM	12,446	299,897
Delta Lloyd NV	1,846	33,718
Exact Holdings NV	1,691	46,325
Fornix Biosciences NV	1,231	1,031
Grontmij NV	1,867	26,729
Heijmans NV	534	9,407
Imtech NV	10,228	296,245
Kardan Nvkardan NV (I)	1,745	5,329
KAS Bank NV	1,372	18,020
Kendrion NV	951	24,754
Koninklijke BAM Groep NV	35,534	178,349
Koninklijke Ten Cate NV	3,044	107,570
Koninklijke Wessanen Nv	732	3,183
Macintosh Retail Group NV	3,311	67,853
Mediq NV	4,915	86,647
Nederlandsche
Apparatenfabriek NEDAP NV	441	12,335
Nutreco Holding NV	5,134	348,809
Ordina NV (I)	4,821	14,034

The accompanying notes are an integral part of the financial statements.
181

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Sligro Food Group NV	4,162	$142,846
SNS REAAL NV (I)	8,278	27,664
Telegraaf Media Groep NV	2,614	38,988
TKH Group NV	3,328	74,869
TomTom NV (I)	11,876	55,931
Unit 4 Agresso NV	2,949	76,907
USG People NV	6,455	65,190
Wavin NV (I)	7,572	68,497

		3,005,270
New Zealand - 0.89%
Air New Zealand, Ltd.	34,980	33,200
Ebos Group, Ltd.	3,312	19,182
Fisher & Paykel
Appliances Holdings, Ltd. (I)	50,069	20,957
Fisher & Paykel Healthcare Corp.	95,767	182,505
Freightways, Ltd.	13,503	38,176
Hallenstein Glasson Holdings, Ltd.	6,230	18,346
Infratil, Ltd.	111,284	167,258
Mainfreight, Ltd.	7,607	64,578
New Zealand Exchange, Ltd.	8,304	16,328
New Zealand Oil & Gas, Ltd.	43,598	24,610
New Zealand Refining Company, Ltd.	20,150	60,228
Nuplex Industries, Ltd.	22,627	55,885
PGG Wrightson, Ltd. (I)	18,780	7,344
Pike River Coal Company, Ltd. (I)	57,122	0
Port of Tauranga, Ltd.	15,938	135,388
Pumpkin Patch, Ltd.	30,500	23,752
Rakon, Ltd. (I)	10,503	7,091
Restaurant Brands New Zealand Ltd.	14,973	29,670
Ryman Healthcare, Ltd.	28,341	62,791
Sanford, Ltd.	6,681	28,801
Sky City Entertainment Group, Ltd.	110,681	317,955
Sky Network Television, Ltd.	33,191	163,084
Steel & Tube Holdings, Ltd.	7,400	16,196
Tower, Ltd.	43,309	54,721
Vector, Ltd.	43,347	93,294
Warehouse Group, Ltd.	16,872	49,475

		1,690,815
Norway - 1.00%
ABG Sundal Collier Holding ASA	19,225	15,943
Acta Holding ASA	30,000	10,429
Aktiv Kapital ASA	3,800	18,719
Algeta ASA (I)	1,668	58,384
Birdstep Technology ASA (I)	6,000	1,453
BW Offshore, Ltd.	58,362	121,041
BWG Homes ASA	10,828	31,736
Camillo Eitzen & Company ASA (I)	5,800	2,567
Cermaq ASA (I)	5,902	73,711
Copeinca ASA (I)	9,400	77,736
Det Norske Oljeselskap ASA (I)	1,807	14,748
DNO International ASA (I)	5	5
DOF ASA (I)	6,333	48,395
EDB Business Partner ASA (I)	7,241	14,473
Eitzen Chemical ASA (I)	8,000	416
Ekornes ASA	3,813	71,772
Electromagnetic GeoServices ASA (I)	11,288	27,243
Eltek ASA (I)	14,600	9,246
Ementor ASA	10,153	101,889
Farstad Shipping ASA	4,400	120,568
Ganger Rolf ASA	1,427	29,865
Kongsberg Automotive Holding ASA (I)	59,856	32,888
Kverneland Gruppen ASA (I)	1,000	1,044
Leroy Seafood Group ASA	246	4,391

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Norway (continued)
Nordic Semiconductor ASA (L)	28,917	$80,584
Norse Energy Corp. ASA (I)	42,880	2,477
Norske Skogindustrier ASA (I)(L)	18,500	20,170
Norwegian Air Shuttle ASA (I)	2,792	47,703
Odfjell ASA (I)	6,307	43,258
Opera Software ASA	7,301	38,939
Panoro Energy ASA (I)	4,287	3,595
PhotoCure ASA (I)	1,408	10,230
Pronova Biopharma AS (I)	16,346	21,331
Q-Free ASA (I)	7,500	20,829
Scana Industrier ASA (I)	15,396	12,015
Sevan Marine ASA (I)	36,322	3,172
Siem Offshore, Inc. (I)	20,762	34,711
Solstad Offshore ASA	3,000	54,800
Songa Offshore SE (I)	20,284	92,593
Sparebanken Midt-Norge ASA	13,729	114,979
Tomra Systems ASA	25,129	198,703
Veidekke ASA	14,364	106,757
Wilh Wilhelmsen Holding ASA, Class A	4,200	107,036

		1,902,544
Peru - 0.11%
Hochschild Mining PLC	26,736	219,080
Portugal - 0.31%
Altri SGPS SA	18,174	33,598
Banco BPI SA (I)(L)	43,354	51,344
Banco Comercial Portugues SA (I)	21,486	7,806
BANIF SGPS SA (I)	4,673	3,040
Brisa Auto Estrada SA	17,728	68,766
Impresa SGPS SA (I)	13,622	9,777
Investimentos Participacoes
e Gestao SA (I)(L)	31,635	9,087
Mota Engil	9,080	17,225
Novabase SGPS SA	2,054	7,489
Pararede SGPS SA (I)	10,834	2,955
Portucel - Empresa Produtora de Pasta
e Papel SA	30,403	84,219
Redes Energeticas Nacionais SA	8,244	25,508
Semapa-Sociedade de Investimento
& Gestao	5,951	52,793
Sonae	106,475	83,647
Sonae Industria SGPS SA (I)	4,886	6,758
Sonaecom - SGPS SA	12,082	23,287
Teixeira Duarte SA	37,298	17,624
Zon Multimedia SA	24,934	92,590

		597,513
Singapore - 1.35%
Asia Food & Properties, Ltd. (I)	280,000	60,459
Baker Technology, Ltd.	101,000	25,582
Banyan Tree Holdings, Ltd.	78,000	47,294
Biosensors International Group, Ltd. (I)	115,099	126,644
Bonvests Holdings, Ltd.	36,400	27,171
Boustead Singapore, Ltd.	7,000	5,144
Bukit Sembawang Estates, Ltd.	20,000	67,095
Cerebos Pacific, Ltd.	18,000	73,090
CH Offshore, Ltd.	50,000	16,569
China Aviation Oil Singapore Corp., Ltd.	60,000	48,579
China Merchants Holdings Pacific, Ltd.	41,000	18,724
Chip Eng Seng Corp., Ltd.	63,000	19,814
Chuan Hup Holdings, Ltd.	78,000	14,249
Creative Technology, Ltd.	7,050	15,152
CSE Global, Ltd.	81,000	67,691
CWT, Ltd.	31,000	28,833
Ezion Holdings, Ltd.	55,000	26,948

The accompanying notes are an integral part of the financial statements.
182

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Ezra Holdings, Ltd.	100,800	$82,915
Falcon Energy Group, Ltd.	32,000	5,846
First Resources, Ltd.	66,000	73,541
Food Empire Holdings, Ltd.	43,800	12,367
Fragrance Group, Ltd.	59,000	15,679
Gallant Venture, Ltd. (I)	111,000	30,419
Gmg Global Ltd.	30,000	6,104
Goodpack, Ltd.	47,000	67,036
Healthway Medical Corp, Ltd. (I)	336,375	23,933
Hi-P International, Ltd.	13,000	7,719
Ho Bee Investment, Ltd.	71,000	80,182
Hong Fok Corp., Ltd. (I)	39,800	15,534
Hong Leong Asia, Ltd.	16,000	22,986
Hotel Plaza, Ltd.	30,000	45,518
Hotel Properties, Ltd.	27,100	45,346
HTL International Holdings, Ltd.	24,000	7,214
Hwa Hong Corp., Ltd.	55,000	21,009
Hyflux, Ltd.	81,000	116,364
Jaya Holdings, Ltd. (I)	57,000	23,369
Jurong
Technologies Industrial Corp., Ltd. (I)	83,200	0
Keppel Telecommunications
& Transportation, Ltd.	15,000	15,540
Manhattan Resources, Ltd. (I)	34,000	29,082
MediaRing, Ltd. (I)	316,000	13,071
Mercator Lines Singapore, Ltd.	70,000	8,313
Metro Holdings, Ltd.	53,600	30,782
MFS Technology, Ltd. (I)	56,000	4,185
Midas Holdings, Ltd.	104,000	40,594
MobileOne, Ltd.	53,000	110,362
NatSteel, Ltd.	29,000	30,722
Oceanus Group, Ltd. (I)	142,000	18,278
Orchard Parade Holdings, Ltd.	18,000	22,500
Osim International, Ltd.	44,000	43,117
Otto Marine, Ltd.	149,000	19,758
Petra Foods, Ltd.	46,000	67,990
Raffles Education Corp., Ltd.	131,028	53,319
Raffles Medical Group, Ltd.	27,326	49,694
Rotary Engineering, Ltd.	37,000	20,905
SBS Transit, Ltd.	20,500	31,122
SC Global Developments, Ltd.	34,000	34,779
Sim Lian Group, Ltd.	63,000	27,989
Singapore Post, Ltd.	17,784	15,649
Singapore Reinsurance Corp., Ltd.	47,000	10,928
Stamford Land Corp., Ltd.	100,000	43,462
Super Coffeemix Manufacturing, Ltd.	35,000	45,124
Swiber Holdings, Ltd. (I)	83,000	38,599
Tat Hong Holdings, Ltd.	28,000	15,791
Tiger Airways Holdings Ltd. (I)	43,000	34,172
Tuan Sing Holdings, Ltd.	104,000	25,910
United Engineers, Ltd.	29,000	46,358
UOB-Kay Hian Holdings, Ltd.	37,000	48,084
Venture Corp., Ltd.	5,000	31,015
WBL Corp., Ltd.	14,000	36,255
Wing Tai Holdings, Ltd.	95,300	107,899
Yongnam Holdings, Ltd.	118,000	23,518

		2,586,985
South Africa - 0.05%
First Uranium Corp. (I)(L)	25,500	10,546
Great Basin Gold, Ltd. (I)(L)	41,400	93,005
Platmin, Ltd. (I)	537	214

		103,765

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain - 2.01%
Abengoa SA (I)	6,092	$155,929
Adolfo Dominguez SA (I)	1,580	16,874
Amper SA (I)	2,862	12,097
Antena 3 de Television SA (I)	8,128	57,376
Avanzit SA (I)	25,467	6,932
Azkoyen SA (I)	2,428	6,956
Banco de Valencia SA (I)	20,628	30,467
Banco Pastor SA	14,316	59,229
Bankinter SA (L)	35,502	209,225
Baron de Ley SA (I)	517	31,457
Bolsas y Mercados Espanoles SA (L)	8,689	243,974
Caja de Ahorros del Mediterraneo	1,684	6,071
Campofrio Alimentacion SA	2,513	21,694
Cementos Portland Valderrivas SA (I)	1,810	26,310
Cie Automotive Sa (I)	411	3,424
Codere SA (I)	798	8,963
Construcciones & Auxiliar
de Ferrocarriles SA (I)	318	164,603
Corporacion Dermoestetica SA (I)	898	1,532
Duro Felguera SA (I)	8,082	61,406
Ebro Foods SA	14,515	281,082
Elecnor SA	5,244	73,672
Ercros SA (I)	14,570	18,388
Faes Farma SA	20,129	42,142
Faes Farma Sa Common Stock	1,006	2,106
Fluidra SA	335	1,323
Fomento de Construcciones y Contratas SA	177	4,604
Gamesa Corporacion Tecnologica SA	4,876	29,374
General de Alquiler de Maquinaria (I)	6,496	8,621
Gestevision Telecinco SA	19,801	143,429
Grifols SA (I)	7,458	153,492
Grupo Catalana Occidente SA (I)	7,194	156,423
Grupo Empresarial Ence SA (I)	20,543	70,508
Grupo Tavex SA (I)	8,440	4,680
Iberpapel Gestion SA (I)	1,271	24,954
Indra Sistemas SA	14,890	266,459
La Seda de Barcelona SA (I)	859,572	92,377
Laboratorios Almirall SA	6,324	51,969
Miquel y Costas SA	1,078	34,068
Natraceutical SA (I)	22,388	7,076
NH Hoteles SA (I)	13,111	65,949
Obrascon Huarte Lain SA	6,042	167,685
Papeles y Cartones de Europa SA (I)	5,661	28,185
Pescanova SA	711	26,960
Prim SA	1,511	10,700
Promotora de Informaciones SA (I)	20,528	31,174
Prosegur Cia de Seguridad SA (I)	2,960	136,910
Realia Business SA (I)	2,646	4,922
Sacyr Vallehermoso SA	2,207	16,867
Service Point Solutions SA (I)	39,748	17,696
Sociedad Nacional Inds. (I)	11,792	21,064
Sol Melia SA	10,504	82,662
SOS Cuetara SA (I)	13,721	6,485
Tecnicas Reunidas SA	3,090	122,568
Tecnocom (I)	4,417	10,110
Tubacex SA (I)	10,497	31,876
Tubos Reunidos SA (I)	9,612	26,342
Urbas Proyectos Urbanisticos SA (I)	10,449	690
Vertice Trescientos Sesenta Grados (I)	1,265	336
Vidrala SA (I)	2,317	66,685
Viscofan SA	7,252	274,551
Vocento SA (I)	6,333	20,463
Vueling Airlines SA (I)	2,475	22,356

The accompanying notes are an integral part of the financial statements.
183

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Zeltia SA (I)(L)	18,631	$44,951

		3,829,453
Sweden - 2.63%
AarhusKarlshamn AB	3,985	107,826
Acando AB	7,431	17,320
Active Biotech AB (I)	6,544	31,972
AddTech AB	3,143	80,204
Angpanneforeningen AB	4,594	75,844
Atrium Ljungberg AB, B Shares	120	1,433
Avanza Bank Holding AB	2,433	68,371
Axfood AB	4,116	155,770
Axis Communications AB	4,940	92,355
BE Group AB (I)	5,044	21,830
Beijer Alma AB	2,125	40,971
Beijer Electronics AB	696	6,866
Bergman & Beving AB	3,668	39,324
Betsson Abbetsson AB (I)	4,726	103,106
Bilia AB	4,374	71,954
Billerud Aktibolag AB	14,115	111,381
BioGaia AB	2,335	58,339
BioInvent International AB (I)	3,907	10,831
Bjoern Borg AB (I)	1,242	7,885
Bure Equity AB (I)	11,904	40,404
Castellum AB	4,888	70,343
Clas Ohlson AB (L)	5,692	68,009
Cloetta AB	6,455	29,921
Concordia Maritime AB	748	1,766
D Carnegie & Company AB (I)	52,789	0
Diamyd Medical AB (I)	1,643	2,329
Duni AB	1,441	13,176
East Capital Explorer AB	1,176	10,466
Eniro AB (I)	3,288	8,793
Etrion Corp. (I)	2,686	1,940
Fabege AB	6,987	66,014
Fagerhult AB	600	13,427
Fastighets AB Balder - B Shares (I)	1,592	6,684
G & L Beijer AB	2,000	70,573
Gunnebo AB	11,783	61,571
Hakon Invest AB	2,736	38,935
Haldex AB	13,150	62,936
Hexpol AB	1,495	36,770
HIQ International AB (I)	5,688	27,272
Hoganas AB	3,718	125,596
Holmen AB, Series B	3,621	102,835
HQ AB (I)	1,886	1,542
Hufvudstaden AB-A SHS	1,243	14,090
Husqvarna AB, B Shares	12,360	64,479
Husqvarna AB, Series A	18	93
Industrial & Financial Systems AB	3,313	54,765
Indutrade AB	2,469	73,369
Intrum Justitia AB	9,285	135,898
JM AB	14,111	234,594
KappAhl Holding AB	6,786	17,429
Klovern AB	6,114	27,178
Know It Ab	2,094	20,706
Kungsleden AB	8,803	74,175
Lagercrantz AB	4,000	34,011
Lennart Wallenstam Byggnads Ab	896	9,050
Lindab International AB	9,627	74,954
Loomis AB	8,473	121,566
Meda AB	6,456	70,672
Medivir AB (I)	2,195	33,524
Mekonomen AB	3,500	117,972
Micronic Laser Systems AB (I)	11,550	20,470

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
NCC AB	13,610	$259,802
Net Entertainment Ne AB (I)	1,863	17,918
Net Insight AB (I)(L)	50,000	19,262
New Wave Group AB	6,000	28,976
Nibe Industrier AB	13,279	212,343
Niscayah Group AB	23,554	66,856
Nobia AB (I)	25,872	127,015
Nolato AB	3,557	30,397
Nordnet AB	5,328	14,351
Northland Resources SA (I)	9,900	18,399
OEM International AB	8,427	70,349
ORC Software AB	1,800	16,207
PA Resources AB (I)	78,665	34,192
Peab AB	21,831	128,178
Proact IT Group AB	50	1,062
Proffice AB	10,000	36,922
Rezidor Hotel Group AB (I)	13,763	53,069
RNB Retail & Brands AB (I)	17,418	8,298
Saab AB	2,518	52,235
SAS AB (I)(L)	12,629	28,871
Seco Tools AB	2,291	30,201
Securitas AB, Series B	2,240	20,687
Sensys Traffic AB (I)	50,268	5,861
SkiStar AB	2,852	43,793
Studsvik AB (I)	1,200	9,342
Sweco AB	5,392	48,388
Swedish Orphan Biovitrum AB (I)	23,793	75,296
TradeDoubler AB (I)	5,818	25,494
Trelleborg AB, Series B	34,490	289,936
Wihlborgs Fastigheter AB	5,600	78,281

		5,015,860
Switzerland - 5.30%
Advanced Digital
Broadcast Holdings SA (I)	310	4,567
AFG Arbonia-Forster Holding AG (I)	1,068	24,783
Allreal Holding AG (I)	1,292	224,292
Also Holding AG	779	46,138
Aryzta AG	12,491	590,265
Ascom Holding AG	3,992	47,473
Autoneum Holding AG (I)	353	24,778
Bachem Holding AG	525	26,457
Bank Coop AG	2,190	179,363
Bank Sarasin & Compagnie AG	5,747	189,486
Banque Cantonale de Geneve	76	18,581
Banque Privee Edmond de Rothschild SA	1	30,971
Barry Callebaut AG (I)	142	134,578
Basilea Pharmaceutica (I)	1,026	49,646
Belimo Holding AG	69	144,494
Bell Holding AG	23	51,576
Berner Kantonalbank	492	152,011
BKW FMB Energie AG	93	5,470
Bobst Group AG (I)	1,425	40,640
Bossard Holding AG	748	113,763
Bucher Industries AG	639	115,608
Burckhardt Compression Holding AG	344	95,723
Card Guard AG (I)	1,457	4,474
Centralschweizerische Kraftwerke AG	280	113,078
Charles Voegele Holding AG (I)	1,112	36,372
Clariant AG (I)	4,628	51,806
Conzzeta Holding AG	69	171,233
Daetwyler Holding AG	806	57,831
Dufry Group AG (I)	2,489	263,643
EFG International (I)	8,296	79,973
Emmi AG	563	145,192

The accompanying notes are an integral part of the financial statements.
184

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
EMS-Chemie Holding AG	888	$174,107
Energiedienst Holding AG (I)	982	57,697
Ferrexpo PLC	30,116	183,347
Flughafen Zuerich AG	560	247,120
Forbo Holding AG (I)	152	75,454
Galenica Holding AG	578	340,901
GAM Holding, Ltd. (I)	26,212	387,875
Gategroup Holding AG (I)	99	3,721
Georg Fischer AG (I)	549	245,334
Gurit Heberlein AG (I)	40	22,806
Helvetia Patria Holding AG	530	193,060
Huber & Suhner AG	74	4,463
Inficon Holding AG (I)	112	19,129
Informa PLC	17,480	100,252
Interroll Holding AG (I)	57	21,514
Kaba Holding AG	295	111,920
Kardex AG (I)	444	8,228
Komax Holding AG (I)	335	29,551
Kudelski SA	4,963	49,343
Kuoni Reisen Holding AG (I)	298	103,009
LEM Holding SA	310	156,756
Logitech International SA (L)	26,205	306,125
Luzerner Kantonalbank AG (I)	283	114,155
Medisize Holding AG (I)	524	22,325
Metall Zug AG	24	97,467
Meyer Burger Technology AG (I)(L)	4,801	174,863
Micronas Semiconductor Holding AG (I)	3,027	25,801
Mobilezone Holding AG	5,131	58,236
Mobimo Holding AG (I)	582	159,642
Nobel Biocare Holding AG (I)	22,850	289,962
Orascom Development Holding AG (I)	169	3,893
Orell Fuessli Holding AG	223	32,800
Panalpina Welttransport Holding AG (I)	1,791	210,412
Partners Group Holding AG	64	10,879
Petroplus Holdings AG (I)	3,569	28,246
Phoenix Mecano AG	81	55,692
Precious Woods Holding AG (I)	327	5,539
PSP Swiss Property AG (I)	67	6,612
PubliGroupe SA	276	44,700
Rieter Holding AG (I)	353	69,340
Romande Energie Holding SA	43	70,432
Schaffner Holding AG (I)	90	28,454
Schmolz + Bickenbach AG (I)	353	3,464
Schweiter Technologies AG	117	71,949
Schweizerhall Holding AG (I)	305	28,362
Schweizerische National-Versicherungs-
Gesellschaft AG	1,491	59,175
Siegfried Holding AG (I)	396	45,078
St. Galler Kantonalbank	271	138,599
Straumann Holding AG	466	88,838
Sulzer AG	1,563	209,690
Swiss Life Holding (I)	3,036	416,246
Swissfirst AG (I)	887	14,526
Swisslog Holding AG (I)	60,097	55,610
Swissquote Group Holding SA	1,018	46,123
Tamedia AG (I)	586	88,470
Tecan Group AG (I)	1,142	96,158
Temenos Group AG (I)	9,132	200,358
Tornos SA (I)	2,185	21,996
U-Blox AG (I)	264	10,945
Unaxis Holding AG (I)	6,985	51,019
Valiant Holding AG	840	123,946
Valora Holding AG	333	101,992
Vaudoise Assurances Holding SA	211	69,210
Von Roll Holding AG (I)	1,526	6,954

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Vontobel Holding AG	4,837	$154,615
VZ Holding AG	879	107,969
WMH Walter Meier AG	120	34,975
Ypsomed Holding AG (I)	908	61,297
Zehnder Group Agzehnder Group Ag-br	1,440	93,658
Zuger Kantonalbank	20	124,641

		10,111,290
United Arab Emirates - 0.01%
Exillon Energy PLC (I)	781	3,442
Lamprell PLC	3,680	18,970

		22,412
United Kingdom - 17.07%
888 Holdings PLC (I)	10,776	5,328
A.G. Barr PLC	4,530	83,194
Aberdeen Asset Management PLC	111,289	361,604
AEA Technology Group PLC (I)	18,852	799
Aegis Group PLC	154,574	342,425
Afren PLC (I)	118,315	201,380
Aga Rangemaster Group PLC	16,809	25,893
Alphameric PLC (I)	33,484	14,672
Amlin PLC	18,418	93,226
Anglo Pacific Group PLC	13,955	67,946
Anglo-Eastern Plantations PLC	3,005	34,874
Anite PLC	32,668	32,277
Antisoma PLC (I)	100,552	3,508
Ashmore Group PLC	22,881	150,171
Ashtead Group PLC	78,654	150,024
Assura Group, Ltd.	39,777	27,763
Aveva Group PLC	8,970	229,095
Avis Europe PLC (I)	14,774	75,211
Axis-Shield PLC (I)	9,883	75,881
Babcock International Group PLC	51,056	519,847
Balfour Beatty PLC	108,498	438,611
Barratt Developments PLC (I)	137,739	183,837
BBA Aviation PLC	48,884	132,948
Beazley PLC	61,656	116,771
Bellway PLC	15,504	151,462
Berkeley Group Holdings PLC (I)	19,444	373,260
Bloomsbury Publishing PLC	9,864	15,968
Bodycote PLC	25,304	119,749
Booker Group PLC	767	853
Bovis Homes Group PLC (I)	21,822	134,093
Braemar Seascope Group PLC	1,189	8,006
Brammer PLC (I)	3,988	16,829
Brewin Dolphin Holdings PLC	29,852	64,720
British Polythene Industries PLC (I)	4,400	24,023
Britvic PLC	40,254	207,438
BTG PLC (I)	30,298	128,822
Bunzl PLC	1,182	15,346
Cable & Wireless Communications PLC	420,071	241,255
Capital & Counties Properties PLC	5,753	15,704
Capital & Regional PLC (I)	10,673	6,401
Carclo Plc	580	2,661
Carillion PLC	68,444	379,928
Carpetright PLC (I)	6,037	52,410
Castings PLC (I)	6,764	32,361
Centaur Media PLC	19,732	12,650
Charles Stanley Group PLC (I)	5,789	26,749
Charles Taylor Consulting PLC	5,241	11,080
Charter International PLC	23,693	293,323
Chemring Group PLC	22,222	201,946
Chesnara PLC	17,735	61,887
Chime Communications PLC	5,000	14,048

The accompanying notes are an integral part of the financial statements.
185

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Cineworld Group PLC	1,725	$5,418
Clarkson PLC	1,147	22,062
Clinton Cards PLC (I)	33,476	5,644
Close Brothers Group PLC	21,899	257,484
Cobham PLC	25,616	79,731
Collins Stewart PLC	27,764	30,870
Colt Telecom Group SA (I)	38,071	68,287
Communisis PLC (I)	19,820	8,445
Computacenter PLC	11,130	70,641
Concentric Ab (I)	13,150	71,669
Consort Medical PLC	7,040	60,735
Cookson Group PLC	39,606	338,339
Corin Group PLC	4,201	2,966
Costain Group PLC	4,761	18,325
Cranswick PLC (I)	5,196	53,008
Creston PLC	10,587	15,546
Croda International PLC (I)	18,931	553,465
CSR PLC	27,703	99,172
D.S. Smith PLC (I)	37,951	127,298
Daily Mail & General Trust PLC	40,524	265,812
Dairy Crest Group PLC	14,905	87,778
Davis Service Group PLC	19,057	153,194
De La Rue PLC	11,851	155,125
Debenhams PLC	160,381	139,247
Dechra Pharmaceuticals PLC	6,959	50,390
Development Securities PLC	19,418	62,072
Devro PLC	17,033	68,011
Dicom Group PLC (I)	6,393	35,335
Dignity PLC	5,433	67,122
Diploma PLC	10,843	55,608
Dixons Retail PLC (I)	575,734	112,877
Domino Printing Sciences PLC	9,846	88,866
Domino’s Pizza UK & IRL PLC	7,432	60,704
Drax Group PLC	54,749	460,829
DTZ Holdings PLC	19,551	11,454
Dunelm Group PLC	6,736	46,797
E2V Technologies PLC	662	1,149
easyJet PLC (I)	34,911	194,530
Electrocomponents PLC	66,269	229,820
Elementis PLC (I)	49,703	124,298
Enquest PLC (I)	59,580	108,273
Enterprise Inns PLC (I)	57,459	38,370
Euromoney Institutional Investor PLC	4,164	38,602
Evolution Group PLC	21,877	32,853
F&C Asset Management PLC	63,376	69,401
Fenner PLC	22,158	132,216
Fidessa Group PLC	5,020	131,948
Filtrona PLC	20,887	123,734
Findel PLC (I)	37,373	4,464
FirstGroup PLC	75,809	451,411
Fortune Oil PLC	205,675	36,721
French Connection Group PLC	23,030	30,931
Fuller Smith & Turner PLC	8,112	88,364
Future PLC (I)	44,714	8,708
Galliford Try PLC	10,310	71,115
Game Group PLC	48,348	18,988
Gem Diamonds, Ltd. (I)	11,000	37,803
Genus PLC (I)(S)	6,656	101,985
Go-Ahead Group PLC	5,115	131,417
Greene King PLC	33,132	239,273
Greggs PLC	9,203	73,403
Halfords Group PLC	31,910	158,835
Halma PLC (I)	59,276	334,667
Hampson Industries PLC (I)	36,786	10,447
Hardy Oil & Gas PLC (I)	7,986	28,125

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Hays PLC	208,392	$255,315
Headlam Group PLC (I)	14,115	62,739
Helical Bar PLC	8,701	33,079
Helphire PLC (I)	51,338	2,306
Henderson Group PLC	126,596	266,036
Henry Boot PLC	14,125	31,094
Heritage Oil, Ltd. (I)	33,279	120,860
Hikma Pharmaceuticals PLC	20,715	202,891
Hill & Smith Holdings PLC	14,323	64,162
HMV Group PLC	39,707	4,118
Hogg Robinson Group PLC	39,788	38,909
Holidaybreak PLC (I)	7,960	55,474
Home Retail Group PLC	134,021	277,339
Homeserve PLC	42,363	319,231
Howden Joinery Group PLC (I)	112,844	186,053
Hunting PLC	16,230	179,343
Huntsworth PLC	22,389	22,337
Hyder Consulting PLC	630	3,487
IG Group Holdings PLC	48,173	349,634
Imagination Technologies Group PLC (I)	42,827	245,791
Inchcape PLC	52,778	276,295
Intermediate Capital Group PLC	51,098	206,307
International Personal Finance PLC	25,827	114,635
Interserve PLC	21,602	112,167
Invensys PLC	82,087	368,965
ITE Group PLC (I)	42,551	118,014
J.D. Wetherspoon PLC	11,284	76,002
James Fisher & Sons PLC (I)	4,903	43,717
Jardine Lloyd Thompson Group PLC	17,079	183,076
Jazztel PLC (I)	27,263	132,068
JD Sports Fashion PLC	1,433	19,275
JKX Oil & Gas PLC	17,585	53,485
John Menzies PLC (I)	7,960	65,250
John Wood Group Plc	38,348	369,950
Johnston Press PLC (I)	131,792	11,340
Kcom Group PLC	123,424	146,242
Keller Group PLC	6,834	41,105
Kesa Electricals PLC	50,341	89,129
Kier Group PLC (I)	3,880	78,274
Ladbrokes PLC	121,469	251,934
Laird Group PLC	31,586	79,720
Laura Ashley Holdings PLC	68,094	20,168
Lavendon Group PLC (I)	13,340	22,541
Liontrust Asset Management PLC (I)	5,127	6,419
Logica PLC (I)	150,627	209,687
London Stock Exchange Group PLC	22,726	338,580
Lookers PLC	35,795	30,446
LSL Property Services PLC	7,930	29,830
Luminar Group Holdings PLC (I)	13,431	687
Management Consulting Group PLC	82,095	54,840
Manganese Bronze Holdings PLC (I)	3,263	2,331
Marshalls PLC	29,028	46,362
Marston’s PLC	57,487	88,732
McBride PLC (I)	17,330	36,835
Mears Group PLC (I)	10,635	47,418
Mecom Group PLC (I)	7,200	18,821
Meggitt PLC (I)	79,020	441,747
Melrose Plcmelrose Plc	53,735	273,638
Melrose Resources PLC	4,954	12,343
Michael Page International PLC	49,381	311,903
Micro Focus International PLC	23,736	119,882
Millennium & Copthorne Hotels PLC (I)	26,060	181,355
Misys PLC (I)	51,674	235,843
Mitchells & Butlers PLC (I)	36,713	137,693
Mitie Group PLC (I)	40,930	147,332

The accompanying notes are an integral part of the financial statements.
186

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Moneysupermarket.com Group PLC	30,065	$53,842
Morgan Crucible Company PLC	27,442	122,453
Morgan Sindall PLC	5,441	54,753
Mothercare PLC	9,403	56,672
Mouchel Parkman PLC (I)	10,894	8,916
MWB Group Holdings PLC (I)	15,166	10,840
N. Brown Group PLC	18,394	79,147
National Express Group PLC	57,516	234,108
NCC Group, Ltd.	178	2,008
Northgate PLC (I)	6,864	30,802
Northumbrian Water Group PLC	80,060	598,740
Novae Group PLC	7,625	44,340
Oxford Biomedica PLC (I)	110,000	10,257
Oxford Instruments PLC	5,102	67,731
Pace Micro Technology PLC (I)	30,754	52,655
Paypoint PLC	5,847	47,412
Pendragon PLC (I)	119,021	20,766
Pennon Group PLC	31,099	326,537
Persimmon PLC	54,373	400,849
Petropavlovsk PLC	19,528	276,309
Phoenix IT Group, Ltd.	9,852	33,903
Photo-Me International PLC (I)	22,753	21,993
Premier Farnell PLC	56,405	165,866
Premier Foods PLC (I)	327,535	69,462
Premier Oil PLC (I)	67,904	364,156
Provident Financial PLC	19,013	346,696
Psion PLC	11,459	11,115
Puma Brandenburg, Ltd. (I)	82,607	3,352
Puma Brandenburg, Ltd. - Capital (I)	82,607	8,046
Punch Taverns PLC (I)	73,594	11,523
PV Crystalox Solar PLC	29,561	7,304
PZ Cussons PLC	25,137	143,752
Qinetiq PLC	70,388	141,770
Quintain Estates & Development PLC (I)	161,428	120,533
R.E.A. Holdings PLC (I)	2,127	22,242
Rathbone Brothers PLC	4,711	80,936
Redrow PLC (I)	26,678	52,817
Renishaw PLC	3,900	89,233
Rentokil Initial PLC (I)	215,276	282,820
Restaurant Group PLC	19,119	88,712
Ricardo PLC	9,643	55,202
Rightmove PLC	14,759	311,627
RM PLC (I)	13,737	20,348
Robert Walters PLC	8,828	32,075
Robert Wiseman Dairies PLC (I)	4,588	24,826
Rotork PLC	13,424	375,225
RPC Group PLC (I)	16,705	87,006
RPS Group PLC (I)	23,867	77,431
Salamander Energy PLC (I)	16,320	60,749
Savills PLC	12,782	64,937
SDL PLC	11,260	118,997
Senior PLC	55,744	142,928
Severfield Rowen PLC	8,148	24,445
Shanks Group PLC	46,134	85,344
Shore Capital Group PLC (I)	82,607	28,160
SIG PLC (I)	85,077	143,582
Smiths News PLC	49,558	67,357
Soco International PLC (I)	31,687	165,411
Southern Cross Healthcare, Ltd. (I)	18,768	1,904
Spectris PLC	17,534	409,175
Speedy Hire PLC	24,086	9,649
Spirax-Sarco Engineering PLC	8,685	260,448
Spirent Communications PLC	60,889	124,948
Spirit Pub Company PLC (I)	73,594	51,967
Sports Direct International PLC (I)	28,725	99,647

International Small Company Fund (continued)
		Shares or
		Principal
		Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
St James’s Place PLC		28,640	$165,116
St. Ives Group PLC (I)		12,932	15,783
St. Modwen Properties PLC (I)		18,212	41,379
Stagecoach Group PLC		88,630	369,946
Sthree PLC		11,092	44,792
Synergy Health PLC		6,621	97,439
TalkTalk Telecom Group PLC		24,453	50,767
Taylor Wimpey PLC (I)		554,501	298,645
Ted Baker PLC (I)		5,384	60,256
Telecity Group PLC (I)		2,024	17,886
Telecom Plus PLC (I)		5,142	57,158
Thomas Cook Group PLC		134,786	93,513
Thorntons PLC (I)		10,805	8,483
Topps Tiles PLC		25,009	13,091
Travis Perkins PLC (I)		34,648	464,094
Tribal Group PLC		1,323	1,047
Trinity Mirror PLC (I)		37,867	27,119
TT electronics PLC		26,687	67,475
TUI Travel PLC		3,626	9,006
Tullett Prebon PLC		25,044	151,796
UK Coal PLC (I)		20,780	15,847
UK Mail Group PLC (I)		6,109	26,686
Ultra Electronics Holdings PLC		7,834	189,552
Umeco PLC (I)		6,440	33,975
Unite Group PLC (I)		1,885	5,444
United Business Media, Ltd.		36,361	274,267
UTV Media PLC		12,462	24,270
Vectura Group PLC (I)		35,006	55,643
Victrex PLC		10,789	226,918
Vislink PLC (I)		10,699	3,039
Vitec Group PLC (I)		3,750	35,000
Volex Group PLC		3,685	17,765
VP PLC (I)		664	2,504
W.S. Atkins PLC		12,327	109,033
WH Smith PLC		15,331	124,192
William Hill PLC		118,436	433,824
Wilmington Group PLC (I)		8,311	12,156
Wincanton PLC		11,768	19,480
Wolfson Microelectronics PLC (I)		11,249	29,401
WSP Group PLC		7,138	33,019
Xaar PLC		20,020	87,702
Xchanging PLC (I)		27,038	35,984
XP Power, Ltd.		1,539	28,312
Yell Group PLC (I)(L)		201,603	16,263
Yule Catto & Company PLC (I)		29,330	85,296

			32,604,134
United States - 0.26%
Golden Star Resources, Ltd. (I)		38,298	93,076
Jaguar Mining, Inc. (I)(L)		8,155	50,797
Minera Andes, Inc. (I)		20,500	49,193
pSivida Corp. (I)		2,379	10,853
Storm Cat Energy Corp. (I)		2,400	9
Swisher Hygiene, Inc. (I)		6,396	28,672
SXC Health Solutions Corp. (I)		4,850	264,316
Tethys Petroleum Ltd. (I)		10,200	5,730

			502,646

TOTAL COMMON STOCKS (Cost $202,748,928)			$188,673,443

CONVERTIBLE BONDS - 0.00%
Spain - 0.00%
Banco de Sabadell SA
7.750%, 11/11/2013 (I)	EUR	6,964	6,152

TOTAL CONVERTIBLE BONDS (Cost $31,442)			$6,152

The accompanying notes are an integral part of the financial statements.
187

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

WARRANTS - 0.01%
Allied Properties HK, Ltd. (Expiration
Date: 6/16/2013, Strike Price:
HKD 2.00) (I)	145,200	$2,704
Duluth Exploration Ltd. (Expiration Date:
1/18/13, Strike Price: CAD 2.41) (I)	1,133	0
Management Consulting Group PLC
(Expiration Date 12/1/2015, Strike Price:
GBP 0.01) (I)	3,799	1,068
Sinarmas Land, Ltd. (Expiration Date:
11/18/2015, Strike Price: SGD 0.10) (I)	93,612	8,939

TOTAL WARRANTS (Cost $21,338)		$12,711

RIGHTS - 0.00%
Haitong International (Expiration Date:
9/2/2011, Strike Price: HKD 0.1) (I)	10,177	0
Kardex (Expiration Date: 9/1/2011, Strike
Price: CHF 11.0) (I)	444	933
RCS Mediagroup (Expiration Date:
9/19/2011, Stike Price: EUR 1.0) (I)	1,547	0
Senex Energy Ltd. (Expiration Date:
9/16/2011, Strike Price: AUD 0.35 ) (I)	6,150	362

TOTAL RIGHTS (Cost $0)		$1,295

SECURITIES LENDING COLLATERAL - 2.46%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	469,623	4,698,526

TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,697,872)		$4,698,526

SHORT-TERM INVESTMENTS - 0.18%
Money Market Funds - 0.18%
State Street Institutional Liquid Reserves
Fund, 0.0984% (Y)	$340,929	$340,929

TOTAL SHORT-TERM INVESTMENTS (Cost $340,929)		$340,929

Total Investments (International Small Company Fund)
(Cost $207,840,509) - 101.45%		$193,733,056
Other assets and liabilities, net - (1.45%)		(2,767,633)

TOTAL NET ASSETS - 100.00%		$190,965,423

International Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.34%
Australia - 0.82%
Billabong International, Ltd. (L)	835,209	$3,088,897
Downer EDI, Ltd. (I)	1,720,994	6,339,139

		9,428,036
Austria - 0.85%
Telekom Austria AG	873,300	9,723,710
Bermuda - 0.47%
PartnerRe, Ltd.	95,760	5,457,362
Brazil - 0.41%
Vale SA, ADR	183,280	4,734,122
Canada - 1.01%
Talisman Energy, Inc.	696,840	11,648,393
China - 1.05%
China Telecom Corp., Ltd.	18,363,589	12,049,195

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
Shanghai Electric Group Company, Ltd.	84,000	$38,433

		12,087,628
Denmark - 1.14%
Danske Bank A/S (I)	883,162	13,081,007
France - 12.09%
AXA SA	1,261,487	20,247,081
BNP Paribas	336,740	17,295,618
Carrefour SA	150,520	4,004,932
France Telecom SA (L)	899,881	17,245,646
GDF Suez	210,400	6,633,531
Sanofi	439,086	31,944,846
Societe Generale	318,929	10,648,125
Total SA	377,362	18,422,160
Vivendi SA	521,760	12,711,054

		139,152,993
Germany - 6.61%
Deutsche Lufthansa AG	194,634	3,289,229
E.ON AG	515,730	11,304,599
Merck KGaA	243,330	21,801,963
Muenchener Rueckversicherungs AG	141,276	18,469,932
SAP AG	171,810	9,367,513
Siemens AG	114,969	11,832,906

		76,066,142
Hong Kong - 0.99%
China Mobile, Ltd.	908,000	9,286,020
First Pacific Company, Ltd.	2,174,000	2,084,491

		11,370,511
India - 0.40%
Reliance Industries, Ltd.	267,560	4,584,401
Ireland - 1.53%
CRH PLC (London Exchange)	506,910	9,046,352
Elan Corp. PLC, ADR (I)	807,130	8,612,077

		17,658,429
Italy - 2.11%
Autogrill SpA	750,185	9,298,816
UniCredit SpA	11,096,343	15,015,408

		24,314,224
Japan - 8.31%
Itochu Corp.	823,200	8,909,356
Mazda Motor Corp. (I)	2,668,000	5,741,849
Nintendo Company, Ltd. (I)	70,294	12,393,782
NKSJ Holdings, Inc.	2,216,000	13,057,057
Nomura Holdings, Inc.	2,845,400	12,058,223
Sony Corp.	257,914	5,671,244
Toyota Motor Corp.	390,200	14,013,999
Trend Micro, Inc.	402,100	12,726,361
USS Company, Ltd.	128,110	11,110,083

		95,681,954
Netherlands - 8.93%
Aegon NV (I)	110,502	495,087
Akzo Nobel NV	115,593	5,868,980
ING Groep NV (I)	3,955,848	34,487,983
Koninklijke Philips Electronics NV	671,756	14,210,161
Randstad Holdings NV	302,380	10,369,758
Reed Elsevier NV	997,669	11,784,415
Royal Dutch Shell PLC, B Shares	759,903	25,627,599

		102,843,983
Norway - 4.75%
Statoil ASA	1,157,120	27,863,014

The accompanying notes are an integral part of the financial statements.
188

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Norway (continued)
Telenor ASA	1,599,741	$26,837,219

		54,700,233
Russia - 1.45%
Gazprom OAO, ADR	1,369,400	16,638,210
Singapore - 3.40%
Flextronics International, Ltd. (I)	2,521,640	14,499,430
Singapore Telecommunications, Ltd.	838,000	2,157,244
Singapore Telecommunications, Ltd.	8,715,000	22,506,808

		39,163,482
South Korea - 6.32%
KB Financial Group, Inc., ADR	572,318	23,625,287
KIWOOM Securities Company, Ltd.	56,096	3,191,138
Korea Investment Holdings Company, Ltd.	111,640	4,074,288
POSCO	33,665	12,786,836
Samsung Electronics Company, Ltd., GDR (S)	82,864	29,085,264

		72,762,813
Spain - 1.89%
Telefonica SA	1,043,457	21,800,650
Sweden - 0.80%
Telefonaktiebolaget LM Ericsson, B Shares	822,984	9,233,070
Switzerland - 8.95%
Adecco SA (I)	2,019	93,910
Basilea Pharmaceutica (I)	45,060	2,180,362
Credit Suisse Group AG (I)	746,446	21,269,394
Lonza Group AG (I)	63,578	4,177,734
Noble Corp. (I)	40,000	1,350,400
Novartis AG	127,860	7,471,456
Roche Holdings AG	199,612	34,942,180
Swiss Re, Ltd. (I)	301,383	15,740,619
UBS AG (Swiss Exchange) (I)	1,094,866	15,773,426

		102,999,481
Taiwan - 5.75%
Compal Electronics, Inc., GDR (S)	2,926,528	15,687,068
Lite-On Technology Corp.	6,456,343	7,049,537
Lite-On Technology Corp., GDR	448,651	4,871,678
Siliconware Precision Industries Company	8,647,000	7,934,433
Taiwan Semiconductor
Manufacturing Company, Ltd.	12,828,576	30,636,317

		66,179,033
United Kingdom - 15.17%
BAE Systems PLC	2,058,400	9,196,234
BP PLC	2,147,192	14,058,346
Carillion PLC	1,773,390	9,843,958
G4S PLC	3,311,780	14,028,179
GlaxoSmithKline PLC	1,266,935	27,027,361
Hays PLC	9,665,800	11,842,229
Kingfisher PLC	3,411,660	13,065,838
Lloyds Banking Group PLC (I)	7,377,133	4,020,636
Marks & Spencer Group PLC	1,217,370	6,356,894
Premier Foods PLC	8,745,586	1,854,715
Rexam PLC	1,822,340	10,444,785
Tesco PLC	4,212,210	25,841,506
Vodafone Group PLC	10,330,556	27,052,653

		174,633,334
Venezuela - 2.14%
Aviva PLC (I)	4,474,750	24,686,804

TOTAL COMMON STOCKS (Cost $1,235,193,055)		$1,120,630,005

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 1.65%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	1,895,878	$18,968,068

TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,966,789)		$18,968,068

SHORT-TERM INVESTMENTS - 2.17%
Time Deposits - 2.17%
Bank of Montreal, Time Deposit,
0.220%, 09/01/2011	$25,000,000	$25,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $25,000,000)		$25,000,000

Total Investments (International Value Fund)
(Cost $1,279,159,844) - 101.16%		$1,164,598,073
Other assets and liabilities, net - (1.16%)		(13,367,195)

TOTAL NET ASSETS - 100.00%		$1,151,230,878

Investment Quality Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 47.72%
U.S. Government - 27.22%
U.S. Treasury Bonds
4.250%, 05/15/2039	$1,325,000	$1,482,344
4.375%, 11/15/2039 to 05/15/2041	7,025,000	8,015,915
4.500%, 02/15/2036 to 08/15/2039	3,725,000	4,345,711
4.625%, 02/15/2040	2,250,000	2,670,469
5.375%, 02/15/2031	1,400,000	1,842,532
6.000%, 02/15/2026	2,075,000	2,848,261
6.250%, 08/15/2023	6,250,000	8,625,975
8.125%, 08/15/2019 (F)	2,900,000	4,285,655
8.750%, 05/15/2017 (L)	2,500,000	3,553,125
8.750%, 08/15/2020	285,000	443,732
U.S. Treasury Notes
0.625%, 02/28/2013	27,475,000	27,655,291
0.625%, 07/15/2014 (D)	15,200,000	15,335,432
1.250%, 02/15/2014 (L)	6,425,000	6,582,111
1.500%, 06/30/2016	1,250,000	1,284,763
2.375%, 07/31/2017	3,425,000	3,639,063
3.125%, 08/31/2013 to 10/31/2016	17,675,000	19,082,853
4.750%, 08/15/2017	10,300,000	12,377,706

		124,070,938
U.S. Government Agency - 20.50%
Federal Home Loan Mortgage Corp.
4.875%, 06/13/2018	2,000,000	2,378,706
5.000%, 03/01/2019 to 12/01/2019	290,632	314,174
6.500%, 04/01/2029 to 08/01/2034	13,771	15,511
7.500%, 08/01/2025 to 05/01/2028	3,487	3,989
Federal National Mortgage Association
3.500%, TBA (C)	8,300,000	8,356,588
4.000%, TBA (C)	42,200,000	43,735,270
4.663%, 05/01/2013	85,215	87,871
4.860%, 01/01/2015	2,681,889	2,966,942
4.962%, 02/01/2013	179,190	182,963
5.000%, 03/15/2016 to 06/01/2019	2,609,801	3,006,287
5.500%, TBA (C)	12,700,000	13,881,029
5.500%, 08/01/2035 to 11/01/2035	539,362	592,412
5.624%, 12/01/2011	63,091	63,782
5.906%, 11/01/2011	30,038	30,020
6.028%, 03/01/2012	53,885	55,154

The accompanying notes are an integral part of the financial statements.
189

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
6.062%, 05/01/2012		$111,655	$111,589
6.500%, 09/01/2031		58	66
7.000%, 06/01/2029		49	55
Government National
Mortgage Association
4.000%, TBA (C)		16,500,000	17,460,808
6.000%, 12/15/2013 to 04/15/2035		29,511	32,968
6.500%, 06/15/2028 to 08/15/2034		21,344	24,225
7.000%, 11/15/2031 to 11/15/2033		88,363	101,592
8.000%, 07/15/2030		1,142	1,330

			93,403,331

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $212,690,849)			$217,474,269

FOREIGN GOVERNMENT
OBLIGATIONS - 1.11%
Brazil - 0.82%
Federative Republic of Brazil
5.875%, 01/15/2019		1,670,000	1,970,600
Federative Republic of Brazil, Series F
10.000%, 01/01/2012	BRL	2,832,000	1,795,944

			3,766,544
Mexico - 0.20%
Government of Mexico
5.625%, 01/15/2017		$780,000	897,000
Qatar - 0.09%
Government of Qatar
4.000%, 01/20/2015 (S)		380,000	403,275

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,688,889)			$5,066,819

CORPORATE BONDS - 41.80%
Consumer Discretionary - 4.86%
Affinia Group, Inc.
9.000%, 11/30/2014		5,000	4,900
AMC Entertainment, Inc.
8.750%, 06/01/2019		10,000	10,075
AutoZone, Inc.
4.000%, 11/15/2020		930,000	938,086
British Sky Broadcasting Group PLC
5.625%, 10/15/2015 (S)		131,000	148,166
Caesars Entertainment Operating
Company, Inc.
11.250%, 06/01/2017		5,000	5,388
Catalina Marketing Corp., PIK
10.500%, 10/01/2015 (S)		10,000	10,000
CBS Corp.
5.750%, 04/15/2020		1,065,000	1,188,382
8.200%, 05/15/2014		335,000	389,878
CCO Holdings LLC/CCO
Holdings Capital Corp.
7.875%, 04/30/2018		5,000	5,200
8.125%, 04/30/2020		5,000	5,288
Clear Channel Worldwide Holdings, Inc.,
Series B
9.250%, 12/15/2017		5,000	5,350
Comcast Corp.
5.700%, 05/15/2018 to 07/01/2019		625,000	726,860
5.850%, 11/15/2015		600,000	691,477

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
COX Communications, Inc.
6.250%, 06/01/2018 (S)	$500,000	$597,878
CSC Holdings, Inc.
7.625%, 07/15/2018	341,000	358,050
Daimler Finance North America LLC
7.300%, 01/15/2012	1,131,000	1,157,184
8.500%, 01/18/2031	300,000	411,047
DIRECTV Holdings LLC/DIRECTV
Financing Company, Inc.
3.125%, 02/15/2016	1,225,000	1,261,359
3.500%, 03/01/2016	680,000	711,159
4.750%, 10/01/2014	220,000	241,897
DISH DBS Corp.
6.750%, 06/01/2021 (S)	55,000	55,413
Easton-Bell Sports, Inc.
9.750%, 12/01/2016	5,000	5,325
Ford Motor Company
7.450%, 07/16/2031	70,000	76,565
HSN, Inc.
11.250%, 08/01/2016	5,000	5,500
Liberty Media LLC
8.250%, 02/01/2030	102,000	99,705
Limited Brands, Inc.
6.900%, 07/15/2017	50,000	52,250
7.000%, 05/01/2020	80,000	82,600
Macy’s Retail Holdings, Inc.
5.875%, 01/15/2013	494,000	514,405
5.900%, 12/01/2016	395,000	436,273
6.700%, 09/15/2028	15,000	16,456
6.900%, 04/01/2029	156,000	177,631
7.000%, 02/15/2028	15,000	17,334
Mediacom Broadband LLC/Mediacom
Broadband Corp
8.500%, 10/15/2015	27,000	27,270
NBCUniversal Media LLC
5.150%, 04/30/2020	1,420,000	1,572,781
NetFlix, Inc.
8.500%, 11/15/2017	30,000	33,000
News America, Inc.
4.500%, 02/15/2021	505,000	518,839
6.900%, 03/01/2019	600,000	702,463
7.750%, 01/20/2024	453,000	558,052
Peninsula Gaming LLC/Peninsula
Gaming Corp
8.375%, 08/15/2015	5,000	5,075
PVH Corp.
7.375%, 05/15/2020	10,000	10,475
Quebecor Media, Inc.
7.750%, 03/15/2016	20,000	20,151
QVC, Inc.
7.500%, 10/01/2019 (S)	80,000	86,200
Royal Caribbean Cruises, Ltd.
11.875%, 07/15/2015	5,000	5,850
Service Corp. International
7.625%, 10/01/2018	10,000	10,700
Staples, Inc.
9.750%, 01/15/2014	820,000	960,983
Target Corp.
7.000%, 01/15/2038	300,000	384,962
TCI Communications, Inc.
7.875%, 02/15/2026	150,000	202,254
8.750%, 08/01/2015	183,000	223,317
Tenneco, Inc.
8.125%, 11/15/2015	80,000	83,300

The accompanying notes are an integral part of the financial statements.
190

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
The Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	$145,000	$166,750
Time Warner Cable, Inc.
5.000%, 02/01/2020	1,180,000	1,256,010
5.850%, 05/01/2017	420,000	473,275
8.250%, 02/14/2014	440,000	507,368
Time Warner Companies, Inc.
7.250%, 10/15/2017	60,000	74,375
Time Warner, Inc.
4.875%, 03/15/2020	1,400,000	1,507,016
7.625%, 04/15/2031	500,000	613,059
7.700%, 05/01/2032	602,000	743,193
TRW Automotive, Inc.
7.250%, 03/15/2017 (S)	100,000	109,000
Videotron Ltee
9.125%, 04/15/2018	785,000	857,613
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.
7.750%, 08/15/2020	35,000	38,238

		22,158,650
Consumer Staples - 3.76%
Altria Group, Inc.
4.750%, 05/05/2021	260,000	269,867
9.250%, 08/06/2019	1,020,000	1,346,344
9.700%, 11/10/2018	650,000	858,300
10.200%, 02/06/2039	200,000	290,166
Cargill, Inc.
4.307%, 05/14/2021 (S)	1,213,000	1,294,238
Cia de Bebidas das Americas
8.750%, 09/15/2013	930,000	1,060,200
Coca-Cola Enterprises, Inc.
2.125%, 09/15/2015	1,300,000	1,312,995
ConAgra Foods, Inc.
5.819%, 06/15/2017	74,000	84,200
6.750%, 09/15/2011	5,000	5,008
Constellation Brands, Inc.
7.250%, 09/01/2016 to 05/15/2017	95,000	100,738
CVS Caremark Corp.
4.750%, 05/18/2020	1,650,000	1,796,231
6.250%, 06/01/2027	325,000	380,753
CVS Pass-Through Trust
5.880%, 01/10/2028	311,619	341,287
6.943%, 01/10/2030	46,089	53,793
General Mills, Inc.
5.200%, 03/17/2015	190,000	215,178
5.250%, 08/15/2013	440,000	476,351
5.650%, 02/15/2019	105,000	123,540
Lorillard Tobacco Company
3.500%, 08/04/2016	75,000	75,214
6.875%, 05/01/2020	135,000	146,317
PepsiCo, Inc.
7.900%, 11/01/2018	650,000	859,234
Pernod-Ricard SA
5.750%, 04/07/2021 (S)	1,296,000	1,371,677
Procter & Gamble
9.360%, 01/01/2021	234,888	316,345
Revlon Consumer Products Corp.
9.750%, 11/15/2015	5,000	5,325
Reynolds American, Inc.
7.250%, 06/01/2013	150,000	164,849
Rite Aid Corp.
10.375%, 07/15/2016	15,000	15,731
Smithfield Foods, Inc.
10.000%, 07/15/2014	95,000	107,350

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Smithfield Foods, Inc., Series B
7.750%, 05/15/2013	$6,000	$6,270
The Kroger Company
4.950%, 01/15/2015	700,000	769,271
6.750%, 04/15/2012	1,219,000	1,259,377
Tyson Foods, Inc.
10.500%, 03/01/2014	5,000	5,825
Wal-Mart Stores, Inc.
5.625%, 04/15/2041	400,000	453,574
6.200%, 04/15/2038	750,000	901,024
WM Wrigley Jr. Company
3.700%, 06/30/2014 (S)	625,000	654,401

		17,120,973
Energy - 3.36%
Alpha Natural Resources, Inc.
6.000%, 06/01/2019	16,000	15,640
6.250%, 06/01/2021	10,000	9,788
Anadarko Petroleum Corp.
6.375%, 09/15/2017	70,000	80,780
6.450%, 09/15/2036	1,220,000	1,296,381
Antero Resources Finance Corp.
9.375%, 12/01/2017	5,000	5,300
Aquilex Holdings LLC/Aquilex
Finance Corp.
11.125%, 12/15/2016	5,000	2,900
BP Capital Markets PLC
3.125%, 10/01/2015	1,550,000	1,621,153
4.742%, 03/11/2021	430,000	470,494
4.750%, 03/10/2019	60,000	66,182
Burlington Resources Finance Company
7.400%, 12/01/2031	309,000	412,488
Chesapeake Energy Corp.
6.875%, 11/15/2020	40,000	42,200
ConocoPhillips
4.600%, 01/15/2015	330,000	362,739
5.900%, 05/15/2038	425,000	493,130
6.500%, 02/01/2039	1,050,000	1,321,386
Consol Energy Inc.
8.000%, 04/01/2017	15,000	15,956
8.250%, 04/01/2020	15,000	16,125
El Paso Corp.
7.000%, 06/15/2017	325,000	360,901
El Paso Natural Gas Company
5.950%, 04/15/2017	25,000	28,897
Energy Transfer Equity LP
7.500%, 10/15/2020	55,000	56,375
Harvest Operations Corp.
6.875%, 10/01/2017 (S)	50,000	50,500
Kinder Morgan Energy Partners LP
5.800%, 03/01/2021	490,000	547,324
6.500%, 09/01/2039	300,000	322,568
6.850%, 02/15/2020	530,000	625,389
Kinder Morgan Finance Company LLC
6.000%, 01/15/2018 (S)	55,000	54,175
Motiva Enterprises LLC
5.200%, 09/15/2012 (S)	148,000	152,818
Newfield Exploration Company
6.625%, 04/15/2016	10,000	10,250
7.125%, 05/15/2018	30,000	31,200
Nexen, Inc.
6.200%, 07/30/2019	585,000	676,301
7.500%, 07/30/2039	40,000	46,295
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)	675,000	698,369

The accompanying notes are an integral part of the financial statements.
191

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Peabody Energy Corp.
6.500%, 09/15/2020	$186,000	$191,580
7.375%, 11/01/2016	65,000	70,688
Petrobras International Finance Company
5.375%, 01/27/2021	1,600,000	1,713,600
Pioneer Natural Resources Company
5.875%, 07/15/2016	135,000	141,118
6.650%, 03/15/2017	10,000	10,780
6.875%, 05/01/2018	15,000	16,234
Plains All American Pipeline LP/PAA
Finance Corp.
5.750%, 01/15/2020	220,000	247,845
Pride International, Inc.
6.875%, 08/15/2020	10,000	11,939
Range Resources Corp.
5.750%, 06/01/2021	70,000	70,350
6.750%, 08/01/2020	30,000	31,425
7.500%, 10/01/2017	25,000	26,438
San Diego Gas & Electric Company
4.500%, 08/15/2040	811,000	824,849
Statoil ASA
3.125%, 08/17/2017	750,000	797,690
Transocean, Inc.
4.950%, 11/15/2015	1,000,000	1,080,898
Valero Energy Corp.
8.750%, 06/15/2030	162,000	201,277

		15,330,715
Financials - 18.89%
ACE INA Holdings, Inc.
5.700%, 02/15/2017	100,000	113,913
5.875%, 06/15/2014	55,000	61,095
AIG Retirement Services, Inc.
8.125%, 04/28/2023	135,000	157,252
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (S)	100,000	106,318
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	104,000	119,874
AMB Property LP
6.125%, 12/01/2016	85,000	93,679
7.500%, 06/30/2018	106,000	116,740
American Express Centurion Bank
6.000%, 09/13/2017	875,000	1,007,344
American Express Company
7.000%, 03/19/2018	550,000	654,301
American Express Credit Corp.
5.125%, 08/25/2014	360,000	394,195
7.300%, 08/20/2013	500,000	552,165
American International Group, Inc.
5.450%, 05/18/2017	430,000	437,626
AvalonBay Communities, Inc.
5.500%, 01/15/2012	79,000	80,274
AXA Equitable Life Insurance Company
7.700%, 12/01/2015 (S)	250,000	282,409
AXA Financial, Inc.
7.000%, 04/01/2028	235,000	251,126
Bank of America Corp.
5.420%, 03/15/2017	800,000	780,046
5.625%, 07/01/2020	1,460,000	1,476,965
5.650%, 05/01/2018	125,000	127,444
5.750%, 12/01/2017	500,000	519,402
Barclays Bank PLC
6.050%, 12/04/2017 (S)	950,000	939,737
Brandywine Operating Partnership LP
4.950%, 04/15/2018	425,000	416,400

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Brandywine Operating
Partnership LP (continued)
5.700%, 05/01/2017	$835,000	$873,612
Buffalo Thunder Development Authority
9.375%, 12/15/2014 (H)(S)	20,000	7,300
Capital One Financial Corp.
6.150%, 09/01/2016	200,000	214,905
6.750%, 09/15/2017	675,000	770,944
7.375%, 05/23/2014	115,000	129,377
CIT Group, Inc.
7.000%, 05/01/2014 to 05/01/2017	2,872	2,861
7.000%, 05/04/2015 to 05/02/2017 (S)	76,000	75,523
Citigroup, Inc.
4.875%, 05/07/2015	286,000	285,117
5.000%, 09/15/2014	420,000	431,200
5.375%, 08/09/2020	80,000	84,818
5.500%, 08/27/2012	900,000	929,259
6.125%, 11/21/2017 to 05/15/2018	2,525,000	2,760,331
6.500%, 08/19/2013	420,000	446,741
6.875%, 03/05/2038	275,000	291,382
Credit Acceptance Corp.
9.125%, 02/01/2017	5,000	5,063
Credit Agricole SA/London
3.500%, 04/13/2015 (S)	515,000	494,456
Credit Suisse AG
5.400%, 01/14/2020	2,200,000	2,188,745
6.000%, 02/15/2018	95,000	100,035
Discover Financial Services
6.450%, 06/12/2017	950,000	1,068,423
DuPont Fabros Technology LP
8.500%, 12/15/2017	75,000	79,125
Equity One, Inc.
6.000%, 09/15/2017	235,000	245,033
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	1,130,000	1,215,508
5.600%, 05/01/2015 (S)	500,000	556,992
ERP Operating LP
5.250%, 09/15/2014	975,000	1,057,864
Everest Reinsurance Holdings, Inc.,
(6.600% to 05/15/2017, then 3 month
LIBOR + 2.385%)
05/15/2037	495,000	449,213
Farmers Exchange Capital
7.050%, 07/15/2028 (S)	350,000	357,789
Federal Realty Investment Trust
5.650%, 06/01/2016	55,000	60,835
Fifth Third Bancorp
3.625%, 01/25/2016	720,000	729,582
Ford Motor Credit Company LLC
7.000%, 10/01/2013	21,000	22,405
8.000%, 12/15/2016	150,000	166,320
8.125%, 01/15/2020	100,000	111,655
General Electric Capital Corp.
2.800%, 01/08/2013	1,075,000	1,099,025
5.300%, 02/11/2021	860,000	914,682
5.500%, 01/08/2020	900,000	991,788
5.625%, 09/15/2017	1,000,000	1,110,167
6.750%, 03/15/2032	934,000	1,047,489
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	205,000	226,334
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038	130,000	131,300

The accompanying notes are an integral part of the financial statements.
192

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
HCP, Inc.
3.750%, 02/01/2016	$220,000	$222,077
5.650%, 12/15/2013	200,000	212,911
5.950%, 09/15/2011	150,000	150,165
6.000%, 01/30/2017	480,000	516,867
7.072%, 06/08/2015	67,000	73,943
Health Care Property, Inc.
6.000%, 03/01/2015	175,000	188,489
Health Care REIT, Inc.
5.250%, 01/15/2022	885,000	881,028
Host Hotels & Resorts LP
6.375%, 03/15/2015	80,000	81,200
6.750%, 06/01/2016	155,000	158,488
HSBC Bank PLC
4.750%, 01/19/2021 (S)	700,000	724,814
HSBC Holdings PLC
0.446%, 10/06/2016 (P)	600,000	593,973
5.100%, 04/05/2021	900,000	964,346
6.800%, 06/01/2038	200,000	205,092
HSBC USA, Inc.
9.500%, 04/15/2014	135,000	155,519
International Lease Finance Corp.
5.650%, 06/01/2014	140,000	132,825
5.750%, 05/15/2016	10,000	9,211
5.875%, 05/01/2013	250,000	242,500
6.250%, 05/15/2019	20,000	18,084
6.375%, 03/25/2013	123,000	121,463
8.625%, 09/15/2015	10,000	10,200
Jackson National Life Insurance Company
8.150%, 03/15/2027 (S)	377,000	440,286
JPMorgan Chase & Company
4.250%, 10/15/2020	1,750,000	1,784,937
4.400%, 07/22/2020	1,100,000	1,128,756
5.150%, 10/01/2015	200,000	212,676
6.000%, 01/15/2018	1,655,000	1,846,392
Kemper Corp.
6.000%, 05/15/2017	135,000	140,479
Kimco Realty Corp.
4.300%, 02/01/2018	600,000	612,747
5.584%, 11/23/2015	425,000	459,151
6.875%, 10/01/2019	300,000	343,691
Lazard Group LLC
6.850%, 06/15/2017	650,000	730,871
LBG Capital No.1 PLC
7.875%, 11/01/2020 (S)	200,000	156,100
Liberty Mutual Group, Inc.
5.000%, 06/01/2021 (S)	620,000	604,281
5.750%, 03/15/2014 (S)	50,000	52,666
Liberty Mutual Insurance Company
7.697%, 10/15/2097 (S)	925,000	853,112
Liberty Property LP
6.625%, 10/01/2017	100,000	117,823
Lloyds TSB Bank PLC
4.375%, 01/12/2015 (S)	300,000	295,480
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (S)	630,000	919,302
MassMutual Global Funding II
2.875%, 04/21/2014 (S)	118,000	122,612
Merrill Lynch & Company, Inc.
5.700%, 05/02/2017	200,000	195,588
6.220%, 09/15/2026	425,000	372,806
6.400%, 08/28/2017	1,990,000	2,037,869
6.875%, 04/25/2018	1,825,000	1,892,408
7.750%, 05/14/2038	135,000	134,298

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
MetLife, Inc.
5.375%, 12/15/2012	$650,000	$682,497
Metropolitan Life Global Funding I
3.125%, 01/11/2016 (S)	1,825,000	1,896,436
5.125%, 04/10/2013 (S)	335,000	353,855
Morgan Stanley
4.200%, 11/20/2014	215,000	215,475
5.500%, 07/24/2020	400,000	390,758
5.550%, 04/27/2017	225,000	229,717
5.625%, 09/23/2019	300,000	304,623
6.000%, 04/28/2015	350,000	366,174
6.250%, 08/28/2017	850,000	899,093
6.625%, 04/01/2018	1,975,000	2,114,425
Nationwide Mutual Insurance Company
8.250%, 12/01/2031 (S)	260,000	287,475
9.375%, 08/15/2039 (S)	900,000	1,060,886
NBD Bancorp NA
8.250%, 11/01/2024	270,000	336,346
Nomura Holdings, Inc.
5.000%, 03/04/2015	350,000	368,705
Nordea Bank AB
4.875%, 05/13/2021 (S)	1,440,000	1,312,675
PacifiCorp
6.350%, 07/15/2038	110,000	136,446
PNC Funding Corp.
5.625%, 02/01/2017	1,200,000	1,335,986
Principal Life Global Funding I
5.125%, 10/15/2013 (S)	225,000	241,603
6.125%, 10/15/2033 (S)	108,000	117,367
ProLogis LP
4.500%, 08/15/2017	920,000	938,432
Provident Funding Associates LP/PFG
Finance Corp.
10.250%, 04/15/2017 (S)	40,000	40,200
Realty Income Corp.
5.750%, 01/15/2021	600,000	663,277
6.750%, 08/15/2019	450,000	522,313
Reinsurance Group of America, Inc.
6.750%, 12/15/2011	135,000	136,907
Royal Bank of Scotland PLC
3.950%, 09/21/2015	340,000	331,195
SLM Corp.
6.250%, 01/25/2016	1,320,000	1,348,956
8.000%, 03/25/2020	11,000	11,303
8.450%, 06/15/2018	44,000	46,548
Societe Generale
5.200%, 04/15/2021 (S)	620,000	574,053
Sovereign Bank
8.750%, 05/30/2018	250,000	287,726
Springleaf Finance Corp.
5.375%, 10/01/2012	154,000	150,150
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	229,000	265,389
SunTrust Banks, Inc.
3.600%, 04/15/2016	820,000	823,226
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	2,170,000	2,230,981
The Bear Stearns Companies LLC
6.400%, 10/02/2017	605,000	692,878
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	1,050,000	1,050,360
5.250%, 07/27/2021	370,000	374,651
5.375%, 03/15/2020	290,000	294,332
6.150%, 04/01/2018	1,525,000	1,628,616
6.750%, 10/01/2037	1,405,000	1,330,189

The accompanying notes are an integral part of the financial statements.
193

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc. (continued)
7.500%, 02/15/2019	$635,000	$724,738
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	425,000	435,022
UDR, Inc.
6.050%, 06/01/2013	200,000	211,429
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	125,000	142,252
US Bancorp
7.500%, 06/01/2026	750,000	977,429
Ventas Realty LP/Ventas Capital Corp.
4.750%, 06/01/2021	661,000	636,674
Virgin Media Secured Finance PLC
6.500%, 01/15/2018	140,000	149,100
W.R. Berkley Corp.
5.600%, 05/15/2015	313,000	332,593
Wachovia Corp.
5.500%, 08/01/2035	600,000	591,723
5.750%, 06/15/2017	385,000	436,024
WCI Finance LLC/WEA Finance LLC
5.400%, 10/01/2012 (S)	250,000	259,479
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	130,000	147,563
Wells Fargo & Company
4.950%, 10/16/2013	1,820,000	1,944,743
5.625%, 12/11/2017	900,000	1,031,409
Wells Fargo & Company, Series K (7.980%
to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)	20,000	20,550
Weyerhaeuser Company
7.375%, 10/01/2019	35,000	39,628
7.950%, 03/15/2025	40,000	46,602

		86,058,211
Health Care - 2.43%
Alere, Inc.
9.000%, 05/15/2016	10,000	9,813
AmerisourceBergen Corp.
5.875%, 09/15/2015	1,070,000	1,226,627
Amgen, Inc.
3.450%, 10/01/2020	1,225,000	1,245,442
6.400%, 02/01/2039	245,000	292,750
Biomet, Inc.
10.000%, 10/15/2017	5,000	5,238
BioScrip, Inc.
10.250%, 10/01/2015	5,000	4,950
Community Health Systems, Inc.
8.875%, 07/15/2015	10,000	10,138
Express Scripts, Inc.
3.125%, 05/15/2016	881,000	900,652
6.250%, 06/15/2014	235,000	261,659
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)	75,000	83,625
HCA, Inc.
6.375%, 01/15/2015	5,000	4,913
7.250%, 09/15/2020	110,000	113,025
8.500%, 04/15/2019	215,000	234,350
McKesson Corp.
7.500%, 02/15/2019	30,000	38,557
Medco Health Solutions, Inc.
7.125%, 03/15/2018	190,000	226,979
Merck & Company, Inc.
4.000%, 06/30/2015	425,000	468,319

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Merck & Company, Inc. (continued)
6.500%, 12/01/2033	$1,000,000	$1,271,703
Pfizer, Inc.
6.200%, 03/15/2019	750,000	921,591
7.200%, 03/15/2039	550,000	741,591
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	475,000	572,171
St Jude Medical, Inc.
2.500%, 01/15/2016	606,000	623,261
Tenet Healthcare Corp.
8.875%, 07/01/2019	170,000	180,200
9.000%, 05/01/2015	40,000	42,400
Thermo Fisher Scientific, Inc.
3.200%, 05/01/2015	125,000	132,680
WellPoint, Inc.
4.350%, 08/15/2020	520,000	548,116
7.000%, 02/15/2019	720,000	892,560

		11,053,310
Industrials - 1.00%
ACCO Brands Corp.
7.625%, 08/15/2015	5,000	4,969
BE Aerospace, Inc.
6.875%, 10/01/2020	30,000	30,750
Bombardier, Inc.
7.500%, 03/15/2018 (S)	70,000	76,125
7.750%, 03/15/2020 (S)	60,000	65,550
Case New Holland, Inc.
7.875%, 12/01/2017	100,000	108,250
CNH America LLC
7.250%, 01/15/2016	30,000	31,950
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	91,730	95,399
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	172,880	178,931
Continental Airlines 2005-ERJ1 Pass
Through Trust
9.798%, 04/01/2021	7,580	7,845
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	28,411	28,837
Crown Americas LLC/Crown Americas
Capital Corp. II
7.625%, 05/15/2017	195,000	208,163
Deluxe Corp.
7.375%, 06/01/2015	100,000	100,750
Esterline Technologies Corp.
7.000%, 08/01/2020	35,000	36,488
GATX Financial Corp.
5.500%, 02/15/2012	200,000	203,565
General Electric Company
5.250%, 12/06/2017	735,000	823,415
Goodrich Corp.
7.100%, 11/15/2027	115,000	144,051
Huntington Ingalls Industries, Inc.
6.875%, 03/15/2018 (S)	15,000	14,100
7.125%, 03/15/2021 (S)	25,000	23,500
International Lease Finance Corp.
6.500%, 09/01/2014 (S)	5,000	5,075
6.750%, 09/01/2016 (S)	10,000	10,100
7.125%, 09/01/2018 (S)	995,000	1,004,950

The accompanying notes are an integral part of the financial statements.
194

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Marquette Transportation
Company/Marquette Transportation
Finance Corp.
10.875%, 01/15/2017	$5,000	$4,888
Masco Corp.
6.125%, 10/03/2016	130,000	127,278
6.500%, 08/15/2032	45,000	42,100
Meritor, Inc.
8.125%, 09/15/2015	10,000	9,425
10.625%, 03/15/2018	5,000	5,113
Navios Maritime Holdings, Inc./Navios
Maritime Finance US, Inc.
8.875%, 11/01/2017	80,000	74,000
Navistar International Corp.
8.250%, 11/01/2021	80,000	82,800
Southwest Airlines Company 2007-1 Pass
Through Trust
6.150%, 08/01/2022	262,218	280,573
SPX Corp.
7.625%, 12/15/2014	10,000	10,775
Textron, Inc.
7.250%, 10/01/2019	200,000	240,830
U.S. Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	80,000	78,000
Waste Management, Inc.
6.375%, 03/11/2015	340,000	394,676

		4,553,221
Information Technology - 0.30%
Audatex North America, Inc.
6.750%, 06/15/2018 (S)	50,000	49,125
Avnet, Inc.
6.625%, 09/15/2016	245,000	280,409
eAccess, Ltd.
8.250%, 04/01/2018 (S)	30,000	28,950
EH Holding Corp.
6.500%, 06/15/2019 (S)	46,000	46,000
Equinix, Inc.
7.000%, 07/15/2021	10,000	10,150
8.125%, 03/01/2018	30,000	31,800
Freescale Semiconductor, Inc.
8.875%, 12/15/2014	5,000	5,175
International Business Machines Corp.
1.950%, 07/22/2016	775,000	785,993
Jabil Circuit, Inc.
5.625%, 12/15/2020	35,000	33,644
Mantech International Corp.
7.250%, 04/15/2018	20,000	20,050
Seagate HDD Cayman
6.875%, 05/01/2020	90,000	86,175

		1,377,471
Materials - 1.25%
Agrium, Inc.
7.125%, 05/23/2036	580,000	708,723
ArcelorMittal
3.750%, 08/05/2015	500,000	494,555
5.375%, 06/01/2013	150,000	155,968
5.500%, 03/01/2021	325,000	317,820
6.125%, 06/01/2018	400,000	416,476
Ashland, Inc.
9.125%, 06/01/2017	10,000	11,200
Ball Corp.
6.750%, 09/15/2020	155,000	162,750

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Ball Corp. (continued)
7.125%, 09/01/2016	$40,000	$43,000
Celanese US Holdings LLC
6.625%, 10/15/2018	21,000	22,260
CF Industries, Inc.
6.875%, 05/01/2018	40,000	45,350
7.125%, 05/01/2020	40,000	45,800
Clearwater Paper Corp.
7.125%, 11/01/2018	30,000	30,150
Corp Nacional del Cobre de Chile
6.375%, 11/30/2012 (S)	165,000	175,202
Cytec Industries, Inc.
4.600%, 07/01/2013	63,000	66,313
Fibria Overseas Finance, Ltd.
7.500%, 05/04/2020 (S)	100,000	103,000
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	30,000	30,902
7.125%, 01/15/2017 (S)	190,000	201,112
Lyondell Chemical Company
8.000%, 11/01/2017 (S)	100,000	110,750
Nalco Company
6.625%, 01/15/2019 (S)	70,000	77,000
Neenah Paper, Inc.
7.375%, 11/15/2014	7,000	6,878
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	170,000	177,650
Rio Tinto Finance USA, Ltd.
1.875%, 11/02/2015	415,000	419,300
6.500%, 07/15/2018	425,000	516,981
Rock-Tenn Company
9.250%, 03/15/2016	25,000	26,250
The Dow Chemical Company
5.900%, 02/15/2015	950,000	1,064,337
Vale Canada, Ltd.
5.700%, 10/15/2015	233,000	258,880

		5,688,607
Telecommunication Services - 2.36%
Ameritech Capital Funding Corp.
6.450%, 01/15/2018	148,000	174,758
AT&T Mobility LLC
7.125%, 12/15/2031	67,000	84,062
AT&T, Inc.
5.350%, 09/01/2040	380,000	385,907
5.625%, 06/15/2016	360,000	410,917
6.300%, 01/15/2038	1,775,000	1,980,572
COX Communications, Inc.
5.875%, 12/01/2016 (S)	750,000	866,057
7.125%, 10/01/2012	458,000	487,497
Cricket Communications, Inc.
7.750%, 05/15/2016	45,000	45,563
Deutsche Telekom International
Finance BV
8.750%, 06/15/2030	475,000	640,950
Frontier Communications Corp.
7.125%, 03/15/2019	155,000	152,481
8.125%, 10/01/2018	115,000	118,881
8.250%, 04/15/2017	20,000	20,800
8.500%, 04/15/2020	5,000	5,238
GTE Corp.
8.750%, 11/01/2021	285,000	398,893
Intelsat Jackson Holdings SA
8.500%, 11/01/2019	5,000	5,188
New Cingular Wireless Services, Inc.
8.125%, 05/01/2012	56,000	58,661

The accompanying notes are an integral part of the financial statements.
195

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
Qwest Communications International, Inc.
7.125%, 04/01/2018	$105,000	$110,250
8.000%, 10/01/2015	100,000	106,750
Qwest Corp.
7.500%, 10/01/2014	15,000	16,613
8.375%, 05/01/2016	180,000	205,200
SBA Telecommunications, Inc.
8.250%, 08/15/2019	30,000	31,725
SBC Communications, Inc.
5.875%, 08/15/2012	150,000	157,039
Sorenson Communications, Inc.
10.500%, 02/01/2015 (S)	10,000	6,100
Sprint Capital Corp.
6.900%, 05/01/2019	49,000	48,265
Sprint Nextel Corp.
6.000%, 12/01/2016	5,000	4,813
Telecom Italia Capital SA
5.250%, 11/15/2013	625,000	625,551
6.000%, 09/30/2034	146,000	118,132
Telefonica Emisiones SAU
5.134%, 04/27/2020	350,000	332,344
7.045%, 06/20/2036	475,000	472,176
Verizon Communications, Inc.
5.550%, 02/15/2016	870,000	988,095
6.400%, 02/15/2038	415,000	478,536
6.900%, 04/15/2038	275,000	334,426
Verizon Wireless Capital LLC
5.550%, 02/01/2014	595,000	654,265
Windstream Corp.
7.875%, 11/01/2017	100,000	105,125
8.125%, 09/01/2018	120,000	124,500

		10,756,330
Utilities - 3.59%
Appalachian Power Company
5.000%, 06/01/2017	1,200,000	1,321,170
Atmos Energy Corp.
6.350%, 06/15/2017	100,000	120,782
Baltimore Gas & Electric Company
5.900%, 10/01/2016	700,000	819,336
Carolina Power & Light Company
6.500%, 07/15/2012	671,000	704,519
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	125,000	147,438
CenterPoint Energy Resources Corp.,
Series B
5.950%, 01/15/2014	600,000	660,535
CenterPoint Energy, Inc.
6.500%, 05/01/2018	560,000	664,901
Commonwealth Edison Company
4.000%, 08/01/2020	1,000,000	1,050,756
5.950%, 08/15/2016	125,000	145,776
6.150%, 03/15/2012	92,000	94,575
Dominion Resources, Inc.
2.250%, 09/01/2015	345,000	354,084
6.400%, 06/15/2018	1,295,000	1,568,714
7.000%, 06/15/2038	215,000	276,346
Duke Energy Corp.
5.650%, 06/15/2013	600,000	648,478
Edison International
3.750%, 09/15/2017	475,000	492,747
Ferrellgas LP/Ferrellgas Finance Corp.
6.500%, 05/01/2021	56,000	50,260
Georgia Power Company
5.250%, 12/15/2015	600,000	685,694

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Idaho Power Company
4.850%, 08/15/2040	$1,000,000	$1,023,567
Intergen NV
9.000%, 06/30/2017 (S)	75,000	77,813
Ipalco Enterprises, Inc.
7.250%, 04/01/2016 (S)	110,000	117,835
Midamerican Energy Holdings Company
6.125%, 04/01/2036	250,000	288,548
Nevada Power Company
6.500%, 08/01/2018	225,000	270,869
NiSource Finance Corp.
6.400%, 03/15/2018	200,000	235,119
Northern States Power Company
6.250%, 06/01/2036	125,000	157,541
6.500%, 03/01/2028	67,000	85,710
NRG Energy, Inc.
7.375%, 01/15/2017	35,000	36,050
Ohio Edison Company
6.875%, 07/15/2036	230,000	269,249
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	205,000	275,008
PSEG Power LLC
8.625%, 04/15/2031	154,000	207,990
Puget Sound Energy, Inc.
5.757%, 10/01/2039	365,000	418,847
7.000%, 03/09/2029	54,000	65,467
Sempra Energy
6.000%, 10/15/2039	600,000	685,545
Sierra Pacific Power Company, Series M
6.000%, 05/15/2016	225,000	263,278
Southern California Edison Company
4.500%, 09/01/2040	500,000	500,400
6.000%, 01/15/2034	326,000	392,132
The AES Corp.
8.000%, 06/01/2020	155,000	162,750
Union Electric Company
6.700%, 02/01/2019	110,000	134,495
Wisconsin Energy Corp.
6.200%, 04/01/2033	138,000	160,805
Wisconsin Power and Light Company
5.000%, 07/15/2019	425,000	487,750
Xcel Energy, Inc.
4.700%, 05/15/2020	215,000	236,959

		16,359,838

TOTAL CORPORATE BONDS (Cost $182,257,304)		$190,457,326

CAPITAL PREFERRED SECURITIES - 0.16%
Financials - 0.16%
ACE Capital Trust II 9.700%, 04/01/2030	248,000	329,742
AGFC Capital Trust I, (6.000% to
01/15/2017, then 3 month LIBOR
+1.750%) 01/15/2067 (S)	170,000	99,450
Capital One Capital IV (6.745% to
02/17/2032, then 1 month
LIBOR + 1.170%) 02/17/2037	125,000	121,719
NB Capital Trust IV 8.250%, 04/15/2027	180,000	180,000

		730,911

TOTAL CAPITAL PREFERRED SECURITIES (Cost $806,544)		$730,911

CONVERTIBLE BONDS - 0.00%
Health Care - 0.00%
Amylin Pharmaceuticals, Inc.
3.000%, 06/15/2014	5,000	4,531

The accompanying notes are an integral part of the financial statements.
196

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CONVERTIBLE BONDS (continued)
Telecommunication Services - 0.00%
Leap Wireless International, Inc.
4.500%, 07/15/2014	$10,000	$8,838

TOTAL CONVERTIBLE BONDS (Cost $12,520)		$13,369

MUNICIPAL BONDS - 3.09%
Arizona - 0.17%
Salt River Project Agricultural
Improvement & Power District
4.839%, 01/01/2041	740,000	773,167
California - 1.25%
Bay Area Toll Authority
6.263%, 04/01/2049	875,000	1,069,058
Irvine Ranch Water District Joint Powers
Agency 2.605%, 03/15/2014	455,000	475,739
Los Angeles Unified School District
5.750%, 07/01/2034	825,000	888,055
State of California
7.300%, 10/01/2039	1,050,000	1,230,968
7.550%, 04/01/2039	920,000	1,108,214
7.600%, 11/01/2040	110,000	133,213
University of California
5.770%, 05/15/2043	715,000	779,100

		5,684,347
Florida - 0.03%
Miami Beach Florida Redevelopment
Agency 8.950%, 12/01/2022	135,000	137,923
Illinois - 0.84%
City of Chicago Illinois
6.845%, 01/01/2038	500,000	537,510
Illinois State Toll Highway Authority
6.184%, 01/01/2034	415,000	452,902
State of Illinois
5.665%, 03/01/2018	1,615,000	1,730,440
5.877%, 03/01/2019	1,035,000	1,109,023

		3,829,875
Maryland - 0.03%
Maryland State Transportation Authority
5.888%, 07/01/2043	125,000	143,631
Massachusetts - 0.10%
Massachusetts School Building Authority
5.715%, 08/15/2039	400,000	453,980
Missouri - 0.10%
University of Missouri 5.960%, 11/01/2039	400,000	465,048
New Jersey - 0.22%
Jersey City Municipal Utilities Authority
4.550%, 05/15/2012	20,000	20,218
New Jersey State Turnpike Authority
7.414%, 01/01/2040	730,000	969,236

		989,454
New York - 0.21%
New York State Thruway Authority
5.883%, 04/01/2030	590,000	712,909
Port Authority of New York & New Jersey
6.040%, 12/01/2029	180,000	206,442
Sales Tax Asset Receivable Corp., Series B
4.250%, 10/15/2011	65,000	65,309

		984,660

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
Texas - 0.14%
North Texas Tollway Authority
6.718%, 01/01/2049	$535,000	$622,505

TOTAL MUNICIPAL BONDS (Cost $12,724,103)		$14,084,590

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.41%
Commercial & Residential - 3.38%
American Tower Trust, Series 2007-1A,
Class AFX 5.420%, 04/15/2037 (S)	530,000	568,100
Bear Stearns Commercial
Mortgage Securities
Series 2006-PW 14, Class A4,
5.201%, 12/11/2038	1,275,000	1,375,868
Series 2006-PW3, Class A4,
5.540%, 09/11/2041	2,000,000	2,183,332
Series 2007-PW16, Class A4,
5.905%, 06/11/2040 (P)	1,210,000	1,306,262
Commercial Mortgage Asset Trust,
Series 1999-C1, Class A3
6.640%, 01/17/2032	7	7
Commercial Mortgage Pass Through
Certificates, Series 2010-C1, Class A3
4.205%, 07/10/2046 (S)	810,000	798,189
Credit Suisse Mortgage Capital
Certificates, Series 2006-C1, Class A4
5.598%, 02/15/2039 (P)	1,000,000	1,087,022
General Electric Capital Assurance
Company, Series 2003-1, Class A5
5.743%, 05/12/2035 (P)(S)	89,275	99,725
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%, 04/10/2038 (P)	1,000,000	1,067,374
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2004-CBX, Class A6,
4.899%, 01/12/2037	315,000	337,086
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	940,000	1,016,292
LB-UBS Commercial Mortgage Trust,
Series 2008-C1, Class A2
6.312%, 04/15/2041 (P)	1,000,000	1,087,233
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A4
5.863%, 05/12/2039 (P)	1,500,000	1,656,834
Morgan Stanley Capital I, Series 2005-T17,
Class A5 4.780%, 12/13/2041	500,000	534,068
OBP Depositor LLC Trust,
Series 2010-OBP, Class A
4.646%, 07/15/2045 (S)	877,000	901,069
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A1
3.669%, 02/11/2036	75,304	75,731
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Series A4
4.869%, 02/15/2044 (P)(S)	1,285,000	1,306,979

		15,401,171
U.S. Government Agency - 0.03%
Federal Home Loan Mortgage Corp.,
Series 2895, Class EK
4.000%, 11/15/2019	135,265	145,209

The accompanying notes are an integral part of the financial statements.
197

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association, Series 2006-38, Class XS
IO 7.042%, 09/16/2035	$45,849	$8,981

		154,190

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $15,092,301)		$15,555,361

ASSET BACKED SECURITIES - 1.69%
Ally Master Owner Trust, Series 2010-3,
Class A 2.880%, 04/15/2015 (S)	1,000,000	1,028,302
Avis Budget Rental Car Funding
AESOP LLC, Series 2009-2A, Class A
5.680%, 02/20/2014 (S)	1,365,000	1,438,579
Chase Issuance Trust, Series 2008-A4,
Class A4 4.650%, 03/15/2015	345,000	366,532
Dominos Pizza Master Issuer LLC,
Series 2007-1, Class A2
5.261%, 04/25/2037 (S)	300,000	302,250
Hertz Vehicle Financing LLC,
Series 2010-1A, Class A2
3.740%, 02/25/2017 (S)	1,045,000	1,109,611
John Deere Owner Trust, Series 2010-A,
Class A4 2.130%, 10/17/2016	1,000,000	1,025,390
LCM LP, Series 8A, Class A
1.849%, 01/14/2021 (P)(S)	1,300,000	1,276,282
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.530%, 06/01/2015	30,593	32,149
Santander Drive Auto Receivables Trust,
Series 2011-1, Class B
2.350%, 11/16/2015	1,095,000	1,093,748

TOTAL ASSET BACKED SECURITIES (Cost $7,599,682)		$7,672,843

SECURITIES LENDING COLLATERAL - 0.67%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	306,175	3,063,254

TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,064,132)		$3,063,254

SHORT-TERM INVESTMENTS - 19.09%
Repurchase Agreement - 19.09%
Deutsche Bank Securities Tri-Party
Repurchase Agreement dated 08/31/2011
at 0.0.60% to be repurchased at
$87,000,145 on 09/01/2011,
collateralized by $88,437,366 Federal
Home Loan Mortgage Corporation,
4.000% due 05/01/2039 (valued at
$30,038,183, including interest) and
4.500% due 02/01/2041 (valued at
$58,701,817, including interest)	$87,000,000	$87,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $87,000,000)		$87,000,000

Total Investments (Investment Quality Bond Fund)
(Cost $525,936,324) - 118.74%		$541,118,742
Other assets and liabilities, net - (18.74%)		(85,416,915)

TOTAL NET ASSETS - 100.00%		$455,701,827

Large Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.68%
Consumer Discretionary - 12.85%
Automobiles - 1.48%
General Motors Company (I)	170,500	$4,097,114
Diversified Consumer Services - 0.83%
Apollo Group, Inc., Class A (I)	49,100	2,299,108
Hotels, Restaurants & Leisure - 2.82%
Carnival Corp.	151,099	4,990,800
International Game Technology	183,900	2,806,314

		7,797,114
Internet & Catalog Retail - 1.59%
Amazon.com, Inc. (I)	20,400	4,391,916
Media - 5.12%
Comcast Corp., Class A	229,200	4,930,092
Time Warner, Inc.	169,300	5,360,038
Viacom, Inc., Class B	80,400	3,878,496

		14,168,626
Specialty Retail - 1.01%
GameStop Corp., Class A (I)(L)	116,000	2,775,880

		35,529,758
Consumer Staples - 8.56%
Beverages - 2.35%
PepsiCo, Inc.	100,900	6,500,987
Food & Staples Retailing - 1.57%
The Kroger Company (L)	184,500	4,346,820
Food Products - 2.40%
Kraft Foods, Inc., Class A	189,300	6,629,286
Household Products - 2.24%
Colgate-Palmolive Company	68,900	6,198,933

		23,676,026
Energy - 11.86%
Energy Equipment & Services - 2.98%
Ensco International PLC, ADR	78,100	3,769,106
McDermott International, Inc. (I)	32,100	461,919
Noble Corp. (I)	118,600	4,003,936

		8,234,961
Oil, Gas & Consumable Fuels - 8.88%
EOG Resources, Inc.	44,100	4,083,219
Exxon Mobil Corp.	137,200	10,158,288
Hess Corp.	68,800	4,082,592
Peabody Energy Corp.	60,800	2,967,040
Ultra Petroleum Corp. (I)(L)	97,400	3,262,900

		24,554,039

		32,789,000
Financials - 14.82%
Capital Markets - 2.96%
Morgan Stanley	208,300	3,645,250
The Goldman Sachs Group, Inc.	39,100	4,544,202

		8,189,452
Commercial Banks - 3.51%
U.S. Bancorp	161,900	3,757,699
Wells Fargo & Company	228,178	5,955,446

		9,713,145
Diversified Financial Services - 4.87%
Citigroup, Inc.	218,270	6,777,284
JPMorgan Chase & Company	178,300	6,696,948

		13,474,232

The accompanying notes are an integral part of the financial statements.
198

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 2.44%
Aflac, Inc.	77,000	$2,904,440
MetLife, Inc.	114,100	3,833,760

		6,738,200
Real Estate Investment Trusts - 1.04%
Annaly Capital Management, Inc.	158,100	2,866,353

		40,981,382
Health Care - 15.93%
Biotechnology - 3.96%
Acorda Therapeutics, Inc. (I)(L)	67,100	1,747,955
Alexion Pharmaceuticals, Inc. (I)	52,800	3,059,496
Amgen, Inc.	45,400	2,515,387
Amylin Pharmaceuticals, Inc. (I)(L)	102,100	1,154,751
Pharmasset, Inc. (I)	18,800	2,468,816

		10,946,405
Health Care Equipment & Supplies - 2.38%
Baxter International, Inc.	53,000	2,966,940
Medtronic, Inc.	103,434	3,627,430

		6,594,370
Health Care Providers & Services - 2.62%
HCA Holdings, Inc. (I)	118,100	2,365,543
UnitedHealth Group, Inc.	102,800	4,885,056

		7,250,599
Life Sciences Tools & Services - 0.55%
Bio-Rad Laboratories, Inc., Class A (I)(L)	15,100	1,515,134
Pharmaceuticals - 6.42%
Allergan, Inc.	43,826	3,585,405
Johnson & Johnson	114,800	7,553,840
Merck & Company, Inc.	148,839	4,929,548
Teva Pharmaceutical Industries, Ltd., ADR	40,600	1,679,216

		17,748,009

		44,054,517
Industrials - 11.04%
Aerospace & Defense - 4.22%
General Dynamics Corp.	102,000	6,536,160
The Boeing Company	76,600	5,121,476

		11,657,636
Air Freight & Logistics - 1.24%
FedEx Corp.	43,683	3,438,726
Airlines - 1.21%
Southwest Airlines Company	389,300	3,355,766
Machinery - 2.93%
Illinois Tool Works, Inc.	117,248	5,456,722
PACCAR, Inc. (L)	70,300	2,645,389

		8,102,111
Road & Rail - 1.44%
Hertz Global Holdings, Inc. (I)(L)	356,300	3,990,560

		30,544,799
Information Technology - 16.48%
Communications Equipment - 3.37%
Cisco Systems, Inc.	283,700	4,448,416
QUALCOMM, Inc.	94,800	4,878,408

		9,326,824
Computers & Peripherals - 5.47%
Apple, Inc. (I)	28,600	11,006,138

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Peripherals (continued)
Hewlett-Packard Company	158,100	$4,115,343

		15,121,481
IT Services - 2.04%
ServiceSource International, Inc. (I)	95,446	1,724,709
Visa, Inc., Class A	44,600	3,919,448

		5,644,157
Semiconductors & Semiconductor Equipment - 2.11%
Broadcom Corp., Class A (I)	88,200	3,144,330
Intersil Corp., Class A (L)	239,700	2,691,831

		5,836,161
Software - 3.49%
Adobe Systems, Inc. (I)	207,100	5,227,204
Symantec Corp. (I)	257,100	4,409,265

		9,636,469

		45,565,092
Materials - 3.47%
Chemicals - 2.43%
Celanese Corp., Series A	68,900	3,238,989
The Dow Chemical Company	122,800	3,493,660

		6,732,649
Construction Materials - 1.04%
Martin Marietta Materials, Inc.	5,100	361,233
Vulcan Materials Company (L)	71,900	2,518,657

		2,879,890

		9,612,539
Utilities - 3.67%
Electric Utilities - 3.67%
American Electric Power Company, Inc.	89,143	3,443,594
FirstEnergy Corp.	68,700	3,039,975
Nextera Energy, Inc.	64,500	3,658,440

		10,142,009

		10,142,009

TOTAL COMMON STOCKS (Cost $260,067,010)		$272,895,122

SECURITIES LENDING COLLATERAL - 6.36%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	1,759,567	17,604,290

TOTAL SECURITIES LENDING
COLLATERAL (Cost $17,602,461)		$17,604,290

Total Investments (Large Cap Fund)
(Cost $277,669,471) - 105.04%		$290,499,412
Other assets and liabilities, net - (5.04%)		(13,945,251)

TOTAL NET ASSETS - 100.00%		$276,554,161

Lifecycle 2050 Portfolio
	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 96.61%
Affiliated Investment Companies - 96.61%
Equity - 91.61%
John Hancock Funds II (G) - 91.14%
All Cap Value, Class NAV (Lord Abbett)	12,770	$138,683

The accompanying notes are an integral part of the financial statements.
199

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Lifecycle 2050 Portfolio (continued)
	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES (continued)
John Hancock Funds II (G) (continued)
Alpha Opportunities, Class NAV (Wellington)	18,479	$201,604
Blue Chip Growth, Class NAV (T. Rowe Price)	16,378	337,719
Capital Appreciation, Class NAV (Jennison)	29,495	337,719
Capital Appreciation Value, Class NAV
(T.Rowe Price) (I)	13,157	128,410
Emerging Markets, Class NAV (DFA)	52,425	559,900
Equity-Income, Class NAV (T. Rowe Price)	10,519	142,536
Fundamental Value, Class NAV (Davis)	14,088	201,604
Global Real Estate, Class NAV (Deutsche)	13,460	99,069
Heritage, Class NAV (American Century) (I)	5,105	45,380
Index 500, Class NAV (John Hancock) (A)(2)	195,582	1,777,844
International Equity Index, Class NAV (SSgA)	28,350	469,185
International Growth Stock ,
Class NAV (Invesco)	3,052	32,382
International Opportunities,
Class NAV (Marsico)	3,246	41,127
International Small Cap, Class NAV (Franklin)	3,682	54,967
International Small Company,
Class NAV (DFA)	6,744	54,967
International Value, Class NAV (Franklin)	5,423	73,533
Mid Cap Growth Index, Class NAV (SSgA)	7,242	80,534
Mid Cap Stock, Class NAV (Wellington) (I)	6,035	101,626
Mid Cap Value Equity, Class NAV (Columbia)	3,982	36,432
Mid Cap Value Index, Class NAV (SSgA)	8,110	80,534
Mid Value, Class NAV (T. Rowe Price)	5,345	74,142
Mutual Shares, Class NAV (Franklin) (I)	13,151	136,115
Natural Resources, Class NAV (Wellington)	8,890	188,551
Real Estate Equity, Class NAV (T. Rowe Price)	4,068	33,236
Small Cap Growth, Class NAV (Wellington) (I)	2,790	28,123
Small Cap Index, Class NAV
(John Hancock) (A)(2)	6,402	79,894
Small Cap Value, Class NAV (Wellington)	2,264	35,793
Small Company Growth,
Class NAV (Invesco) (I)	2,157	28,123
Small Company Value, Class NAV (T.
Rowe Price)	1,975	47,937
Smaller Company Growth, Class NAV
(Frontier/John Hancock/Perimeter) (A)(I)(2)	2,623	28,123
Value & Restructuring, Class NAV (Columbia)	10,376	112,481
Value, Class NAV (Invesco)	3,888	36,432
John Hancock Investment Trust (G) - 0.47%
Small Cap Intrinsic Value, Class NAV
(John Hancock) (1)(A)	2,704	30,040
Fixed Income - 2.95%
John Hancock Funds II - 2.95%
Active Bond, Class NAV
(John Hancock/Declaration) (1)(A)	1,746	17,896
Global High Yield, Class NAV (Stone Harbor)	2,357	24,371
Multi Sector Bond, Class NAV (Stone Harbor)	2,917	29,401
Spectrum Income, Class NAV (T. Rowe Price)	3,106	33,236
Strategic Income Opportunities, Class NAV
(John Hancock) (1)(A)	3,095	33,236
Total Return, Class NAV (PIMCO)	3,589	50,493
Fixed Income - 2.05%
John Hancock Funds II (G) - 2.05%
Floating Rate Income, Class NAV (WAMCO)	4,505	40,766
High Yield, Class NAV (WAMCO)	3,873	33,849
John Hancock Funds II Global Bond,
Class NAV (PIMCO)	1,400	18,535
Real Return Bond, Class NAV (PIMCO)	1,034	13,422
U.S. High Yield Bond, Class NAV
(Wells Capital)	1,953	24,371

Lifecycle 2050 Portfolio (continued)
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 3.40%
Affiliated Investment Companies - 3.40%
Currency Strategies, Class NAV
(First Quadrant) (I)	16,398	143,810
International Core, Class NAV (GMO)	2,625	73,503
Total investments (Cost $6,745,965) - 100.01%		$6,391,634
Other assets and liabilities, net - (0.01%)		(415)

TOTAL NET ASSETS - 100.00%		$6,391,219

Mid Cap Growth Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.82%
Consumer Discretionary - 20.27%
Auto Components - 1.38%
Autoliv, Inc.	2,484	$138,657
BorgWarner, Inc. (I) (L)	8,784	627,090
The Goodyear Tire & Rubber Company (I)	19,375	241,413
TRW Automotive Holdings Corp. (I)	5,428	226,293

		1,233,453
Automobiles - 0.82%
Harley-Davidson, Inc.	18,920	731,447
Distributors - 0.31%
LKQ Corp. (I)	10,957	280,499
Diversified Consumer Services - 1.10%
Apollo Group, Inc., Class A (I)	10,167	476,070
DeVry, Inc.	5,203	229,869
ITT Educational Services, Inc. (I) (L)	1,676	120,940
Weight Watchers International, Inc.	2,600	157,352

		984,231
Hotels, Restaurants & Leisure - 2.47%
Chipotle Mexican Grill, Inc. (I) (L)	2,442	765,250
Dunkin’ Brands Group, Inc. (I) (L)	1,900	50,046
Hyatt Hotels Corp., Class A (I)	1,281	45,488
International Game Technology	23,868	364,226
MGM Resorts International (I) (L)	17,655	195,441
Royal Caribbean Cruises, Ltd.	3,897	101,166
Starwood Hotels & Resorts Worldwide, Inc.	15,543	692,596

		2,214,213
Household Durables - 0.66%
Harman International Industries, Inc.	2,704	97,858
NVR, Inc. (I) (L)	211	134,302
Pulte Group, Inc. (I) (L)	13,500	64,800
Toll Brothers, Inc. (I)	4,394	75,533
Tupperware Brands Corp.	3,300	219,450

		591,943
Internet & Catalog Retail - 1.59%
Expedia, Inc.	15,847	480,323
Netflix, Inc. (I) (L)	4,009	942,155

		1,422,478
Media - 3.73%
Cablevision Systems Corp., Class A	16,996	306,948
Clear Channel Outdoor
Holdings, Inc., Class A (I)	2,181	24,972
Lamar Advertising Company, Class A (I)	3,352	70,090
Liberty Global, Inc., Series A (I)	6,200	250,418
Liberty Global, Inc., Series C (I)	5,835	225,173

The accompanying notes are an integral part of the financial statements.
200

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Growth Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media (continued)
Liberty Media Corp. - Capital, Series A (I)	5,340	$380,795
Liberty Media Corp. - Starz, Series A (I)	3,938	271,210
Scripps Networks Interactive, Inc., Class A	7,425	318,161
Sirius XM Radio, Inc. (I) (L)	300,478	540,860
The Interpublic Group of Companies, Inc.	39,064	337,122
Virgin Media, Inc.	24,061	610,187

		3,335,936
Multiline Retail - 1.36%
Dollar Tree, Inc. (I)	9,732	695,059
Family Dollar Stores, Inc.	9,797	523,062

		1,218,121
Specialty Retail - 5.67%
Abercrombie & Fitch Company, Class A	6,968	443,234
Advance Auto Parts, Inc.	6,147	373,246
AutoNation, Inc. (I) (L)	3,600	145,368
CarMax, Inc. (I) (L)	18,109	509,044
Dick’s Sporting Goods, Inc. (I)	7,614	267,480
Guess?, Inc. (L)	3,344	114,064
O’Reilly Automotive, Inc. (I)	10,981	712,447
PetSmart, Inc.	9,052	381,813
Ross Stores, Inc.	9,414	720,406
Tiffany & Company	9,675	696,213
Tractor Supply Company	5,800	355,946
Urban Outfitters, Inc. (I) (L)	10,478	274,262
Williams-Sonoma, Inc.	2,600	86,086

		5,079,609
Textiles, Apparel & Luxury Goods - 1.18%
Fossil, Inc. (I)	4,273	412,815
Lululemon Athletica, Inc. (I)	7,900	432,367
PVH Corp.	3,137	209,112

		1,054,294

		18,146,224
Consumer Staples - 3.85%
Beverages - 0.58%
Hansen Natural Corp. (I)	6,089	519,513
Food & Staples Retailing - 0.88%
Whole Foods Market, Inc.	11,880	784,436
Food Products - 1.32%
Green Mountain Coffee Roasters, Inc. (I)	10,270	1,075,680
Hormel Foods Corp.	4,006	110,606

		1,186,286
Household Products - 0.48%
Energizer Holdings, Inc. (I)	5,660	427,217
Personal Products - 0.59%
Herbalife, Ltd.	9,542	532,444

		3,449,896
Energy - 13.47%
Energy Equipment & Services - 2.97%
Core Laboratories NV	3,618	403,696
Dresser-Rand Group, Inc. (I)	6,443	273,505
FMC Technologies, Inc. (I) (L)	19,321	859,012
Helmerich & Payne, Inc.	8,591	489,859
McDermott International, Inc. (I)	18,652	268,402
Oceaneering International, Inc.	8,618	367,902

		2,662,376
Oil, Gas & Consumable Fuels - 10.50%
Arch Coal, Inc.	16,831	341,838
Cabot Oil & Gas Corp.	8,303	629,866

Mid Cap Growth Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Cobalt International Energy, Inc. (I)	9,584	$92,677
Concho Resources, Inc. (I)	7,827	680,558
Consol Energy, Inc.	18,230	832,382
Continental Resources, Inc. (I)	3,578	199,974
Denbury Resources, Inc. (I)	32,090	511,836
El Paso Corp.	61,413	1,175,445
EXCO Resources, Inc.	10,279	137,533
Forest Oil Corp. (I)	5,531	107,689
HollyFrontier Corp.	8,403	602,999
Kinder Morgan Management LLC (I)	2,424	146,652
Newfield Exploration Company (I)	5,366	273,934
Pioneer Natural Resources Company	8,475	662,491
QEP Resources, Inc.	14,188	499,559
Quicksilver Resources, Inc. (I) (L)	7,449	70,989
Range Resources Corp. (L)	12,904	835,663
SandRidge Energy, Inc. (I)	29,500	216,530
SM Energy Company	5,100	390,150
Sunoco, Inc.	9,656	368,280
Tesoro Corp. (I) (L)	7,500	180,450
Whiting Petroleum Corp. (I)	9,392	442,457

		9,399,952

		12,062,328
Financials - 4.27%
Capital Markets - 0.88%
Affiliated Managers Group, Inc. (I)	4,124	359,448
Eaton Vance Corp.	9,330	227,745
SEI Investments Company	11,800	201,898

		789,091
Diversified Financial Services - 1.81%
CBOE Holdings, Inc.	4,100	103,525
IntercontinentalExchange, Inc. (I)	5,866	691,895
Leucadia National Corp.	8,300	245,929
Moody’s Corp.	8,200	252,806
MSCI, Inc. (I)	9,555	330,316

		1,624,471
Insurance - 0.23%
Brown & Brown, Inc.	9,812	206,150
Real Estate Investment Trusts - 0.71%
Digital Realty Trust, Inc. (L)	2,652	158,457
Federal Realty Investment Trust	1,700	153,935
Host Hotels & Resorts, Inc.	27,091	320,487

		632,879
Real Estate Management & Development - 0.56%
CB Richard Ellis Group, Inc., Class A (I)	23,227	352,121
Jones Lang LaSalle, Inc.	2,212	148,005

		500,126
Thrifts & Mortgage Finance - 0.08%
TFS Financial Corp. (I)	7,699	68,213

		3,820,930
Health Care - 16.22%
Biotechnology - 2.53%
Alexion Pharmaceuticals, Inc. (I)	14,676	850,401
Dendreon Corp. (I) (L)	11,771	144,548
Human Genome Sciences, Inc. (I) (L)	15,063	193,861
Regeneron Pharmaceuticals, Inc. (I)	5,700	336,471
Vertex Pharmaceuticals, Inc. (I)	16,425	743,560

		2,268,841
Health Care Equipment & Supplies - 3.89%
C.R. Bard, Inc.	6,800	647,768

The accompanying notes are an integral part of the financial statements.
201

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Growth Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
CareFusion Corp. (I)	8,969	$229,696
DENTSPLY International, Inc.	11,340	399,168
Edwards Lifesciences Corp. (I)	9,242	697,309
Gen-Probe, Inc. (I)	3,815	228,786
IDEXX Laboratories, Inc. (I) (L)	4,594	366,509
ResMed, Inc. (I) (L)	12,154	376,409
Varian Medical Systems, Inc. (I) (L)	9,381	534,342

		3,479,987
Health Care Providers & Services - 3.28%
AmerisourceBergen Corp.	22,075	873,729
Community Health Systems, Inc. (I)	2,749	55,970
DaVita, Inc. (I)	7,735	569,141
Henry Schein, Inc. (I)	7,330	483,120
Laboratory Corp. of America Holdings (I)	8,000	668,240
Lincare Holdings, Inc.	2,781	59,875
Patterson Companies, Inc.	7,825	228,647

		2,938,722
Health Care Technology - 1.15%
Allscripts Healthcare Solutions, Inc. (I)	15,100	271,121
Cerner Corp. (I) (L)	11,445	754,912

		1,026,033
Life Sciences Tools & Services - 2.86%
Bio-Rad Laboratories, Inc., Class A (I)	1,564	156,932
Charles River
Laboratories International, Inc. (I)	2,000	66,240
Covance, Inc. (I) (L)	4,860	240,862
Illumina, Inc. (I) (L)	9,816	511,414
Life Technologies Corp. (I)	14,299	600,558
Mettler-Toledo International, Inc. (I)	2,533	403,431
Waters Corp. (I)	7,268	580,495

		2,559,932
Pharmaceuticals - 2.51%
Endo Pharmaceuticals Holdings, Inc. (I)	4,574	145,956
Hospira, Inc. (I)	13,389	618,572
Mylan, Inc. (I)	35,185	730,441
Perrigo Company	6,617	626,895
Warner Chilcott PLC, Class A	7,128	121,604

		2,243,468

		14,516,983
Industrials - 12.12%
Aerospace & Defense - 0.59%
Spirit Aerosystems Holdings, Inc., Class A (I)	9,345	156,809
Textron, Inc. (L)	22,029	371,629

		528,438
Building Products - 0.21%
Masco Corp.	9,900	87,813
Owens Corning, Inc. (I)	3,297	95,811

		183,624
Commercial Services & Supplies - 1.59%
Copart, Inc. (I)	4,816	207,281
Covanta Holding Corp.	10,840	177,993
Iron Mountain, Inc.	14,511	472,188
Stericycle, Inc. (I)	6,505	570,554

		1,428,016
Construction & Engineering - 0.84%
Foster Wheeler AG (I)	9,940	244,027
Jacobs Engineering Group, Inc. (I) (L)	10,024	373,294

Mid Cap Growth Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
The Shaw Group, Inc. (I)	5,782	$134,778

		752,099
Electrical Equipment - 1.70%
AMETEK, Inc.	12,818	500,927
Roper Industries, Inc.	7,680	590,976
Sensata Technologies Holding NV (I)	6,849	222,182
The Babcock & Wilcox Company (I)	8,931	205,681

		1,519,766
Machinery - 2.64%
AGCO Corp. (I)	7,540	323,014
Donaldson Company, Inc.	5,766	340,079
Flowserve Corp.	4,503	424,813
Joy Global, Inc. (L)	8,410	701,815
Navistar International Corp. (I)	5,491	227,327
Pall Corp.	4,605	235,454
SPX Corp.	2,005	114,064

		2,366,566
Professional Services - 1.67%
Dun & Bradstreet Corp.	3,997	267,359
IHS, Inc., Class A (I)	3,361	260,780
Manpower, Inc.	3,205	129,097
Nielsen Holdings NV (I)	7,200	213,552
Robert Half International, Inc.	11,075	264,914
Verisk Analytics, Inc., Class A (I)	10,367	361,186

		1,496,888
Road & Rail - 0.97%
Hertz Global Holdings, Inc. (I)	7,516	84,179
J.B. Hunt Transport Services, Inc.	7,699	309,423
Kansas City Southern (I)	8,721	472,329

		865,931
Trading Companies & Distributors - 1.91%
Fastenal Company (L)	22,526	754,170
MSC Industrial Direct Company, Inc., Class A	3,715	229,104
W.W. Grainger, Inc. (L)	4,719	727,198

		1,710,472

		10,851,800
Information Technology - 18.75%
Communications Equipment - 2.49%
Acme Packet, Inc. (I)	4,900	230,741
F5 Networks, Inc. (I)	6,433	525,061
Motorola Mobility Holdings, Inc. (I)	22,500	848,700
Polycom, Inc. (I)	14,100	335,580
Riverbed Technology, Inc. (I)	11,623	288,018

		2,228,100
Computers & Peripherals - 0.69%
SanDisk Corp. (I)	9,494	347,955
Western Digital Corp. (I)	9,250	272,783

		620,738
Electronic Equipment, Instruments & Components - 1.84%
Amphenol Corp., Class A	14,020	658,660
Avnet, Inc. (I)	6,100	160,064
Dolby Laboratories, Inc., Class A (I) (L)	4,257	143,035
FLIR Systems, Inc.	12,604	326,065
Trimble Navigation, Ltd. (I)	9,783	363,341

		1,651,165
Internet Software & Services - 1.65%
Akamai Technologies, Inc. (I)	14,923	327,411
AOL, Inc. (I) (L)	5,600	87,248

The accompanying notes are an integral part of the financial statements.
202

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Growth Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Equinix, Inc. (I)	3,766	$354,155
Rackspace Hosting, Inc. (I) (L)	8,200	299,792
VeriSign, Inc.	13,038	406,134

		1,474,740
IT Services - 2.59%
Alliance Data Systems Corp. (I) (L)	4,131	385,877
Fiserv, Inc. (I)	11,472	640,475
Global Payments, Inc.	6,400	293,312
Teradata Corp. (I) (L)	13,481	705,865
VeriFone Systems, Inc. (I)	8,200	288,804

		2,314,333
Semiconductors & Semiconductor Equipment - 4.51%
Advanced Micro Devices, Inc. (I) (L)	46,413	317,001
Atmel Corp. (I)	36,448	332,041
Avago Technologies, Ltd.	16,839	557,539
Cree, Inc. (I) (L)	8,801	285,416
Freescale Semiconductor Holdings I, Ltd. (I)	3,700	42,550
Lam Research Corp. (I)	3,477	129,205
Linear Technology Corp.	18,246	522,383
National Semiconductor Corp.	13,044	324,796
NVIDIA Corp. (I)	47,900	637,549
ON Semiconductor Corp. (I)	35,170	255,686
Skyworks Solutions, Inc. (I)	14,769	304,684
Xilinx, Inc. (L)	10,615	330,551

		4,039,401
Software - 4.98%
ANSYS, Inc. (I)	7,296	393,838
Autodesk, Inc. (I)	18,393	518,683
BMC Software, Inc. (I)	14,169	575,403
Electronic Arts, Inc. (I) (L)	26,840	606,047
FactSet Research Systems, Inc.	3,484	306,244
Informatica Corp. (I)	8,400	350,952
Nuance Communications, Inc. (I)	19,300	358,208
Red Hat, Inc. (I)	15,504	613,028
Rovi Corp. (I)	8,940	437,077
TIBCO Software, Inc. (I)	13,200	295,416

		4,454,896

		16,783,373
Materials - 7.47%
Chemicals - 4.51%
Celanese Corp., Series A	12,552	590,070
CF Industries Holdings, Inc.	5,688	1,039,880
FMC Corp.	1,964	149,127
Lubrizol Corp.	5,103	687,629
Nalco Holding Company	10,475	387,680
Sigma-Aldrich Corp.	9,773	629,283
The Sherwin-Williams Company	7,300	552,902

		4,036,571
Containers & Packaging - 1.17%
Ball Corp.	12,774	458,842
Crown Holdings, Inc. (I)	12,414	440,325
Rock-Tenn Company, Class A	2,800	150,276

		1,049,443
Metals & Mining - 1.79%
Allegheny Technologies, Inc.	5,275	264,383
Cliffs Natural Resources, Inc.	5,800	480,530
Molycorp, Inc. (I) (L)	4,700	265,644
Steel Dynamics, Inc.	8,200	104,386
Titanium Metals Corp.	4,838	77,553

Mid Cap Growth Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Walter Energy, Inc. (L)	5,000	$408,700

		1,601,196

		6,687,210
Telecommunication Services - 1.26%
Wireless Telecommunication Services - 1.26%
Clearwire Corp. (I) (L)	11,300	36,273
MetroPCS Communications, Inc. (I)	19,854	221,571
NII Holdings, Inc. (I)	13,639	525,511
SBA Communications Corp., Class A (I) (L)	9,151	345,816

		1,129,171

		1,129,171
Utilities - 0.14%
Independent Power Producers & Energy Traders - 0.14%
Calpine Corp. (I)	8,755	128,961

TOTAL COMMON STOCKS (Cost $85,839,226)		$87,576,876

SECURITIES LENDING COLLATERAL - 11.94%
John Hancock Collateral
Investment Trust, 0.2283% (W) (Y)	1,068,717	10,692,407

TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,693,695)		$10,692,407

SHORT-TERM INVESTMENTS - 2.36%
Money Market Funds - 2.14%
AIM Short-Term Investment Trust, STIC
Prime Portfolio, 0.050%	$1,917,134	$1,917,134
U.S. Government & Agency
Obligations* - 0.22%
U.S. Treasury Bills, 0.000%, 11/17/2011	100,000	100,000
U.S. Treasury Bills, 0.005%, 10/06/2011	35,000	35,000
U.S. Treasury Bills, 0.005%, 11/17/2011	50,000	50,000
U.S. Treasury Bills, 0.015%, 09/29/2011	10,000	10,000

		195,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,112,134)		$2,112,134

Total Investments (Mid Cap Growth Index Fund)
(Cost $98,645,055) - 112.12%		$100,381,417
Other assets and liabilities, net - (12.12%)		(10,853,098)

TOTAL NET ASSETS - 100.00%		$89,528,319

Mid Cap Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 93.97%
Consumer Discretionary - 13.09%
Auto Components - 1.02%
BorgWarner, Inc. (I) (L)	45,535	$3,250,744
Gentex Corp.	59,335	1,539,447

		4,790,191
Automobiles - 0.08%
Thor Industries, Inc. (L)	17,641	392,159
Distributors - 0.33%
LKQ Corp. (I)	60,657	1,552,819

The accompanying notes are an integral part of the financial statements.
203

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Consumer Services - 0.94%
Career Education Corp. (I)	26,134	$443,494
ITT Educational Services, Inc. (I) (L)	9,574	690,860
Matthews International Corp., Class A	12,255	409,440
Regis Corp. (L)	24,033	354,967
Service Corp. International (L)	99,240	1,014,233
Sotheby’s (L)	28,088	1,045,154
Strayer Education, Inc. (L)	5,091	481,863

		4,440,011
Hotels, Restaurants & Leisure - 1.33%
Bally Technologies, Inc. (I)	17,942	563,020
Bob Evans Farms, Inc.	12,580	399,541
Brinker International, Inc. (L)	35,257	796,103
International Speedway Corp., Class A	12,125	305,065
Life Time Fitness, Inc. (I)	17,580	674,017
Panera Bread Company, Class A (I) (L)	12,647	1,456,302
Scientific Games Corp., Class A (I)	26,406	232,901
The Cheesecake Factory, Inc. (I)	24,238	665,333
The Wendy’s Company	134,140	653,259
WMS Industries, Inc. (I)	23,823	519,818

		6,265,359
Household Durables - 1.39%
American Greetings Corp., Class A (L)	16,800	356,496
KB Home (L)	29,977	197,548
MDC Holdings, Inc. (L)	15,715	307,385
Mohawk Industries, Inc. (I)	23,430	1,160,957
NVR, Inc. (I) (L)	2,446	1,556,879
Ryland Group, Inc.	18,425	214,836
Toll Brothers, Inc. (I) (L)	60,870	1,046,355
Tupperware Brands Corp. (L)	25,948	1,725,542

		6,565,998
Leisure Equipment & Products - 0.41%
Eastman Kodak Co. (I) (L)	111,744	355,346
Polaris Industries, Inc.	14,292	1,570,262

		1,925,608
Media - 0.96%
AMC Networks, Inc. (I)	23,909	884,633
DreamWorks Animation SKG, Inc. (I) (L)	29,506	623,167
John Wiley & Sons, Inc.	19,466	949,746
Lamar Advertising Company, Class A (I) (L)	23,912	500,000
Meredith Corp. (L)	15,158	391,076
Scholastic Corp.	9,893	274,630
The New York Times Company, Class A (I) (L)	49,549	405,311
Valassis Communications, Inc. (I)	20,432	516,317

		4,544,880
Multiline Retail - 0.99%
99 Cents Only Stores (I)	19,629	365,492
Dollar Tree, Inc. (I)	50,841	3,631,064
Saks, Inc. (I) (L)	67,983	658,075

		4,654,631
Specialty Retail - 3.69%
Aaron’s, Inc.	29,935	797,468
Advance Auto Parts, Inc.	31,875	1,935,450
Aeropostale, Inc. (I) (L)	33,569	375,301
American Eagle Outfitters, Inc.	81,022	896,914
ANN, Inc. (I)	21,638	510,008
Ascena Retail Group, Inc. (I)	28,615	813,238
Barnes & Noble, Inc. (I)	16,276	217,122
Chico’s FAS, Inc.	73,255	1,019,710
Collective Brands, Inc. (I)	25,591	345,223
Dick’s Sporting Goods, Inc. (I)	37,965	1,333,710
Foot Locker, Inc.	63,959	1,334,824

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Guess?, Inc. (L)	26,568	$906,234
Office Depot, Inc. (I)	117,829	306,355
PetSmart, Inc.	47,139	1,988,323
RadioShack Corp. (L)	44,104	573,793
Rent-A-Center, Inc.	26,446	745,248
Tractor Supply Company (L)	30,036	1,843,309
Williams-Sonoma, Inc.	43,653	1,445,351

		17,387,581
Textiles, Apparel & Luxury Goods - 1.95%
Deckers Outdoor Corp. (I)	16,084	1,430,833
Fossil, Inc. (I)	20,782	2,007,749
Hanesbrands, Inc. (I)	40,123	1,145,913
PVH Corp.	28,005	1,866,813
The Timberland Company, Class A (I)	16,358	702,413
The Warnaco Group, Inc. (I)	18,297	976,145
Under Armour, Inc., Class A (I)	14,837	1,051,350

		9,181,216

		61,700,453
Consumer Staples - 4.57%
Beverages - 0.52%
Hansen Natural Corp. (I)	28,670	2,446,124
Food & Staples Retailing - 0.40%
BJ’s Wholesale Club, Inc. (I)	22,743	1,155,799
Ruddick Corp. (L)	17,770	726,615

		1,882,414
Food Products - 2.56%
Corn Products International, Inc.	31,728	1,483,601
Flowers Foods, Inc. (L)	46,717	889,959
Green Mountain Coffee Roasters, Inc. (I)	51,922	5,438,310
Lancaster Colony Corp. (L)	7,860	476,473
Ralcorp Holdings, Inc. (I)	22,895	1,982,020
Smithfield Foods, Inc. (I) (L)	69,051	1,513,598
Tootsie Roll Industries, Inc. (L)	10,354	262,370

		12,046,331
Household Products - 1.01%
Church & Dwight Company, Inc.	59,447	2,588,322
Energizer Holdings, Inc. (I) (L)	28,979	2,187,335

		4,775,657
Tobacco - 0.08%
Universal Corp. (L)	9,635	392,145

		21,542,671
Energy - 6.88%
Energy Equipment & Services - 2.90%
Atwood Oceanics, Inc. (I) (L)	23,437	986,463
CARBO Ceramics, Inc. (L)	7,897	1,264,705
Dresser-Rand Group, Inc. (I)	33,167	1,407,939
Dril-Quip, Inc. (I)	14,323	926,698
Exterran Holdings, Inc. (I) (L)	26,578	314,684
Helix Energy Solutions Group, Inc. (I)	44,074	744,410
Oceaneering International, Inc.	45,129	1,926,557
Oil States International, Inc. (I)	21,300	1,407,504
Patterson-UTI Energy, Inc.	64,249	1,570,246
Superior Energy Services, Inc. (I)	33,120	1,169,798
Tidewater, Inc. (L)	21,571	1,156,206
Unit Corp. (I)	16,621	792,655

		13,667,865
Oil, Gas & Consumable Fuels - 3.98%
Arch Coal, Inc.	88,292	1,793,211
Bill Barrett Corp. (I) (L)	19,627	941,115

The accompanying notes are an integral part of the financial statements.
204

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Cimarex Energy Company	35,563	$2,528,174
Comstock Resources, Inc. (I)	19,808	403,093
Energen Corp.	29,969	1,471,478
Forest Oil Corp. (I)	47,234	919,646
HollyFrontier Corp.	43,309	3,107,854
Northern Oil and Gas, Inc. (I) (L)	22,582	461,124
Overseas Shipholding Group, Inc. (L)	11,141	198,644
Patriot Coal Corp. (I) (L)	37,953	559,048
Plains Exploration & Production Company (I)	58,624	1,724,132
Quicksilver Resources, Inc. (I) (L)	49,080	467,732
SM Energy Company	26,457	2,023,961
Southern Union Company	51,852	2,171,562

		18,770,774

		32,438,639
Financials - 17.97%
Capital Markets - 1.81%
Affiliated Managers Group, Inc. (I)	21,647	1,886,753
Apollo Investment Corp.	81,381	739,753
Eaton Vance Corp.	49,305	1,203,535
Greenhill & Company, Inc.	10,610	376,973
Jefferies Group, Inc.	59,246	972,227
Raymond James Financial, Inc.	42,078	1,181,550
SEI Investments Company	60,074	1,027,866
Waddell & Reed Financial, Inc., Class A	35,900	1,120,798

		8,509,455
Commercial Banks - 3.13%
Associated-Banc Corp.	72,054	792,594
BancorpSouth, Inc. (L)	30,572	345,158
Bank of Hawaii Corp. (L)	19,847	825,040
Cathay General Bancorp	32,691	419,099
City National Corp.	19,692	883,974
Commerce Bancshares, Inc. (L)	32,243	1,275,856
Cullen/Frost Bankers, Inc.	25,485	1,299,480
East West Bancorp, Inc.	61,843	1,032,160
FirstMerit Corp. (L)	45,427	566,020
Fulton Financial Corp.	82,840	759,643
Hancock Holding Company	34,721	1,084,337
International Bancshares Corp.	21,931	343,220
Prosperity Bancshares, Inc. (L)	19,498	737,999
SVB Financial Group (I) (L)	17,838	821,975
Synovus Financial Corp.	326,406	473,289
TCF Financial Corp. (L)	66,137	690,470
Trustmark Corp. (L)	23,665	508,798
Valley National Bancorp (L)	70,584	839,244
Webster Financial Corp.	30,579	553,480
Westamerica Bancorp.	11,995	508,708

		14,760,544
Diversified Financial Services - 0.37%
MSCI, Inc. (I)	49,955	1,726,944
Insurance - 3.83%
American Financial Group, Inc.	31,406	1,045,192
Arthur J. Gallagher & Company	45,908	1,295,065
Aspen Insurance Holdings, Ltd. (L)	29,433	706,686
Brown & Brown, Inc.	48,726	1,023,733
Everest Re Group, Ltd.	22,573	1,821,641
Fidelity National Financial, Inc., Class A	92,815	1,576,927
First American Financial Corp.	43,725	666,806
HCC Insurance Holdings, Inc.	47,281	1,382,496
Kemper Corp.	20,345	521,646
Mercury General Corp.	14,783	584,076
Old Republic International Corp. (L)	106,006	1,053,700
Protective Life Corp. (L)	35,647	676,937

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Reinsurance Group of America, Inc.	30,747	$1,640,967
StanCorp Financial Group, Inc.	18,813	574,737
The Hanover Insurance Group, Inc.	18,895	671,150
Transatlantic Holdings, Inc.	25,984	1,315,570
W.R. Berkley Corp.	48,301	1,492,018

		18,049,347
Real Estate Investment Trusts - 7.58%
Alexandria Real Estate Equities, Inc. (L)	25,691	1,870,562
BRE Properties, Inc.	30,536	1,534,739
Camden Property Trust	29,177	1,949,607
Corporate Office Properties Trust	29,571	792,207
Cousins Properties, Inc.	43,022	310,619
Duke Realty Corp.	104,955	1,245,816
Equity One, Inc. (L)	25,712	463,073
Essex Property Trust, Inc.	13,552	1,945,390
Federal Realty Investment Trust (L)	25,887	2,344,068
Highwoods Properties, Inc. (L)	29,986	982,341
Hospitality Properties Trust (L)	51,309	1,204,735
Liberty Property Trust (L)	47,919	1,626,371
Mack-Cali Realty Corp.	36,148	1,126,010
Omega Healthcare Investors, Inc. (L)	42,234	766,547
Potlatch Corp. (L)	16,665	559,277
Rayonier, Inc.	50,606	2,122,395
Realty Income Corp.	52,739	1,828,989
Regency Centers Corp. (L)	37,391	1,542,753
Senior Housing Properties Trust	63,182	1,503,100
SL Green Realty Corp.	34,469	2,490,041
Taubman Centers, Inc.	23,220	1,338,169
The Macerich Company (L)	54,422	2,668,855
UDR, Inc.	86,380	2,307,210
Weingarten Realty Investors (L)	50,201	1,223,398

		35,746,272
Real Estate Management & Development - 0.25%
Jones Lang LaSalle, Inc.	17,854	1,194,611
Thrifts & Mortgage Finance - 1.00%
Astoria Financial Corp. (L)	34,377	350,989
First Niagara Financial Group, Inc.	126,077	1,356,589
New York Community Bancorp, Inc.	181,828	2,329,217
Washington Federal, Inc.	46,161	693,800

		4,730,595

		84,717,768
Health Care - 10.50%
Biotechnology - 1.02%
United Therapeutics Corp. (I)	21,255	917,153
Vertex Pharmaceuticals, Inc. (I) (L)	85,654	3,877,557

		4,794,710
Health Care Equipment & Supplies - 2.98%
Gen-Probe, Inc. (I)	19,935	1,195,502
Hill-Rom Holdings, Inc.	26,251	795,405
Hologic, Inc. (I)	108,756	1,809,700
IDEXX Laboratories, Inc. (I) (L)	23,842	1,902,115
Kinetic Concepts, Inc. (I) (L)	25,617	1,730,172
Masimo Corp. (L)	24,848	613,000
ResMed, Inc. (I) (L)	63,591	1,969,413
STERIS Corp.	24,616	792,143
Teleflex, Inc. (L)	16,749	963,402
The Cooper Companies, Inc.	19,517	1,469,045
Thoratec Corp. (I) (L)	23,789	815,011

		14,054,908

The accompanying notes are an integral part of the financial statements.
205

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services - 3.37%
AMERIGROUP Corp. (I) (L)	20,628	$1,020,467
Catalyst Health Solutions, Inc. (I)	20,689	1,111,413
Community Health Systems, Inc. (I) (L)	39,064	795,343
Health Management
Associates, Inc., Class A (I)	105,239	865,065
Health Net, Inc. (I)	37,635	929,208
Henry Schein, Inc. (I) (L)	38,360	2,528,308
Kindred Healthcare, Inc. (I) (L)	21,502	278,236
LifePoint Hospitals, Inc. (I) (L)	21,816	800,647
Lincare Holdings, Inc. (L)	39,367	847,572
MEDNAX, Inc. (I)	19,968	1,304,110
Omnicare, Inc. (L)	48,207	1,432,230
Owens & Minor, Inc. (L)	26,507	780,366
Universal Health Services, Inc., Class B	40,613	1,689,501
VCA Antech, Inc. (I) (L)	35,929	665,046
WellCare Health Plans, Inc. (I)	17,693	810,870

		15,858,382
Health Care Technology - 0.30%
Allscripts Healthcare Solutions, Inc. (I)	79,120	1,420,600
Life Sciences Tools & Services - 1.59%
Bio-Rad Laboratories, Inc., Class A (I)	8,150	817,771
Charles River
Laboratories International, Inc. (I)	21,480	711,418
Covance, Inc. (I) (L)	25,222	1,250,002
Mettler-Toledo International, Inc. (I) (L)	13,365	2,128,644
Pharmaceutical Product Development, Inc.	47,073	1,481,858
Techne Corp.	15,431	1,118,285

		7,507,978
Pharmaceuticals - 1.24%
Endo Pharmaceuticals Holdings, Inc. (I)	48,462	1,546,422
Medicis Pharmaceutical Corp., Class A (L)	25,674	998,719
Perrigo Company	34,697	3,287,194

		5,832,335

		49,468,913
Industrials - 13.77%
Aerospace & Defense - 1.01%
Alliant Techsystems, Inc.	13,954	885,660
BE Aerospace, Inc. (I)	42,870	1,493,162
Esterline Technologies Corp. (I)	12,705	956,559
Huntington Ingalls Industries, Inc. (I)	20,283	607,273
Triumph Group, Inc.	15,914	833,575

		4,776,229
Air Freight & Logistics - 0.12%
UTI Worldwide, Inc.	42,659	577,816
Airlines - 0.26%
Alaska Air Group, Inc. (I)	14,901	860,235
JetBlue Airways Corp. (I) (L)	84,521	367,666

		1,227,901
Building Products - 0.12%
Lennox International, Inc.	18,627	581,535
Commercial Services & Supplies - 1.58%
Clean Harbors, Inc. (I)	18,026	971,061
Copart, Inc. (I)	24,841	1,069,157
Corrections Corp. of America (I)	44,619	1,012,405
Deluxe Corp. (L)	21,368	472,874
Herman Miller, Inc.	23,818	473,264
HNI Corp.	18,591	383,346
Mine Safety Appliances Company	12,920	399,228
Rollins, Inc.	26,333	550,623
The Brinks Company	19,363	497,629

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Waste Connections, Inc. (L)	47,217	$1,633,236

		7,462,823
Construction & Engineering - 1.09%
Aecom Technology Corp. (I)	49,576	1,126,367
Granite Construction, Inc.	14,138	293,081
KBR, Inc.	63,013	1,893,541
The Shaw Group, Inc. (I) (L)	30,034	700,093
URS Corp. (I)	32,711	1,147,175

		5,160,257
Electrical Equipment - 1.76%
Acuity Brands, Inc. (L)	18,005	828,950
AMETEK, Inc.	66,865	2,613,084
General Cable Corp. (I)	21,693	654,044
Hubbell, Inc., Class B	25,047	1,481,029
Regal-Beloit Corp.	16,067	944,579
Thomas & Betts Corp. (I)	21,798	952,137
Woodward, Inc.	24,586	797,078

		8,270,901
Industrial Conglomerates - 0.21%
Carlisle Companies, Inc.	25,448	997,816
Machinery - 4.50%
AGCO Corp. (I)	39,429	1,689,138
Crane Company (L)	19,155	809,299
Donaldson Company, Inc.	31,729	1,871,376
Gardner Denver, Inc.	21,735	1,712,501
Graco, Inc. (L)	25,212	995,370
Harsco Corp.	33,528	766,450
IDEX Corp.	34,451	1,280,888
Kennametal, Inc. (L)	34,014	1,253,756
Lincoln Electric Holdings, Inc.	35,056	1,192,956
Nordson Corp.	28,374	1,245,619
Oshkosh Corp. (I)	37,879	746,974
Pentair, Inc. (L)	40,917	1,404,271
SPX Corp.	21,205	1,206,352
Terex Corp. (I)	45,577	735,157
Timken Company	33,787	1,329,518
Trinity Industries, Inc. (L)	33,219	915,516
Valmont Industries, Inc. (L)	8,896	823,147
Wabtec Corp.	20,076	1,222,428

		21,200,716
Marine - 0.43%
Alexander & Baldwin, Inc.	17,287	733,487
Kirby Corp. (I)	23,124	1,272,745

		2,006,232
Professional Services - 0.83%
FTI Consulting, Inc. (I)	17,494	636,432
Korn/Ferry International (I)	19,537	317,672
Manpower, Inc.	34,182	1,376,851
The Corporate Executive Board Company	14,347	472,303
Towers Watson & Company, Class A	18,769	1,107,183

		3,910,441
Road & Rail - 1.22%
Con-way, Inc.	23,047	589,773
J.B. Hunt Transport Services, Inc.	35,992	1,446,518
Kansas City Southern (I)	45,631	2,471,375
Landstar System, Inc.	19,904	805,913
Werner Enterprises, Inc. (L)	18,452	429,563

		5,743,142
Trading Companies & Distributors - 0.64%
GATX Corp.	19,278	699,020

The accompanying notes are an integral part of the financial statements.
206

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
MSC Industrial Direct
Company, Inc., Class A (L)	18,785	$1,158,471
United Rentals, Inc. (I) (L)	25,978	433,313
Watsco, Inc. (L)	11,776	702,438

		2,993,242

		64,909,051
Information Technology - 14.21%
Communications Equipment - 1.12%
ADTRAN, Inc.	26,888	835,141
Ciena Corp. (I) (L)	39,495	483,419
Plantronics, Inc.	20,001	641,032
Polycom, Inc. (I)	73,375	1,746,325
Riverbed Technology, Inc. (I)	63,830	1,581,707

		5,287,624
Computers & Peripherals - 0.54%
Diebold, Inc.	27,134	777,118
NCR Corp. (I)	65,953	1,136,370
QLogic Corp. (I)	43,574	608,729

		2,522,217
Electronic Equipment, Instruments & Components - 2.03%
Arrow Electronics, Inc. (I)	48,262	1,505,774
Avnet, Inc. (I)	63,518	1,666,712
Ingram Micro, Inc., Class A (I) (L)	66,974	1,194,816
Itron, Inc. (I)	16,887	672,440
National Instruments Corp.	37,100	943,453
Tech Data Corp. (I)	19,302	908,738
Trimble Navigation, Ltd. (I)	50,986	1,893,620
Vishay Intertechnology, Inc. (I)	68,778	784,069

		9,569,622
Internet Software & Services - 1.03%
AOL, Inc. (I) (L)	44,444	692,438
Digital River, Inc. (I) (L)	16,481	331,598
Equinix, Inc. (I)	19,479	1,831,805
Rackspace Hosting, Inc. (I)	41,398	1,513,511
ValueClick, Inc. (I) (L)	32,699	500,295

		4,869,647
IT Services - 2.29%
Acxiom Corp. (I)	33,711	369,810
Alliance Data Systems Corp. (I) (L)	21,217	1,981,880
Broadridge Financial Solutions, Inc.	51,284	1,067,733
Convergys Corp. (I) (L)	50,445	537,239
CoreLogic, Inc. (I)	45,380	518,240
DST Systems, Inc.	14,875	697,935
Gartner, Inc. (I)	35,989	1,281,928
Global Payments, Inc.	33,293	1,525,818
Jack Henry & Associates, Inc. (L)	35,885	1,049,277
Lender Processing Services, Inc.	35,909	633,435
ManTech International Corp., Class A (L)	9,444	354,056
NeuStar, Inc., Class A (I)	30,662	766,550

		10,783,901
Office Electronics - 0.17%
Zebra Technologies Corp., Class A (I)	22,712	816,042
Semiconductors & Semiconductor Equipment - 2.97%
Atmel Corp. (I)	190,220	1,732,904
Cree, Inc. (I) (L)	45,525	1,476,376
Cypress Semiconductor Corp. (I)	69,861	1,106,598
Fairchild
Semiconductor International, Inc. (I) (L)	53,058	703,549
Integrated Device Technology, Inc. (I)	61,574	348,509
International Rectifier Corp. (I)	29,000	660,910

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Intersil Corp., Class A	52,187	$586,060
Lam Research Corp. (I)	51,766	1,923,625
RF Micro Devices, Inc. (I)	115,104	714,796
Semtech Corp. (I)	27,127	578,619
Silicon Laboratories, Inc. (I) (L)	18,513	639,994
Skyworks Solutions, Inc. (I)	77,419	1,597,154
Varian Semiconductor
Equipment Associates, Inc. (I)	31,357	1,921,714

		13,990,808
Software - 4.06%
ACI Worldwide, Inc. (I)	13,884	415,270
Advent Software, Inc. (I) (L)	13,503	313,135
ANSYS, Inc. (I) (L)	38,176	2,060,740
Cadence Design Systems, Inc. (I)	111,816	1,033,180
Concur Technologies, Inc. (I) (L)	19,508	815,825
FactSet Research Systems, Inc. (L)	19,185	1,686,362
Fair Isaac Corp.	16,558	423,057
Informatica Corp. (I)	43,982	1,837,568
Mentor Graphics Corp. (I)	46,187	516,833
MICROS Systems, Inc. (I)	33,720	1,607,095
Parametric Technology Corp. (I)	49,358	888,444
Quest Software, Inc. (I)	25,314	436,160
Rovi Corp. (I)	46,960	2,295,874
Solera Holdings, Inc. (L)	29,368	1,722,433
Synopsys, Inc. (I)	60,988	1,578,369
TIBCO Software, Inc. (I)	67,234	1,504,697

		19,135,042

		66,974,903
Materials - 6.77%
Chemicals - 3.31%
Albemarle Corp.	38,125	1,933,319
Ashland, Inc.	32,907	1,744,400
Cabot Corp.	27,260	938,562
Cytec Industries, Inc.	20,463	929,020
Intrepid Potash, Inc. (I) (L)	18,455	631,530
Lubrizol Corp.	26,738	3,602,946
Minerals Technologies, Inc.	7,599	440,818
NewMarket Corp. (L)	3,971	665,857
Olin Corp.	33,128	660,572
RPM International, Inc. (L)	54,210	1,129,736
Sensient Technologies Corp.	20,805	756,262
The Scotts Miracle-Gro Company, Class A (L)	18,640	905,158
Valspar Corp.	38,950	1,257,696

		15,595,876
Construction Materials - 0.29%
Martin Marietta Materials, Inc. (L)	18,958	1,342,795
Containers & Packaging - 1.67%
AptarGroup, Inc.	27,940	1,410,411
Greif, Inc., Class A	12,949	723,331
Packaging Corp. of America	41,707	1,057,272
Rock-Tenn Company, Class A	28,299	1,518,807
Silgan Holdings, Inc.	20,388	773,317
Sonoco Products Company	41,441	1,309,121
Temple-Inland, Inc.	45,026	1,089,629

		7,881,888
Metals & Mining - 1.13%
Carpenter Technology Corp.	18,304	923,803
Commercial Metals Company	47,992	563,906
Compass Minerals International, Inc.	13,667	1,033,362
Reliance Steel & Aluminum Company	31,114	1,289,364
Steel Dynamics, Inc.	90,803	1,155,922

The accompanying notes are an integral part of the financial statements.
207

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Worthington Industries, Inc.	23,145	$376,106

		5,342,463
Paper & Forest Products - 0.37%
Domtar Corp.	17,062	1,370,420
Louisiana-Pacific Corp. (I) (L)	54,928	366,370

		1,736,790

		31,899,812
Telecommunication Services - 0.46%
Diversified Telecommunication Services - 0.26%
TW Telecom, Inc. (I) (L)	62,627	1,208,075
Wireless Telecommunication Services - 0.20%
Telephone & Data Systems, Inc. (L)	37,895	971,249

		2,179,324
Utilities - 5.75%
Electric Utilities - 1.80%
Cleco Corp.	25,360	901,041
DPL, Inc.	48,644	1,455,428
Great Plains Energy, Inc. (L)	56,567	1,105,885
Hawaiian Electric Industries, Inc. (L)	39,584	950,808
IDACORP, Inc. (L)	20,609	787,264
NV Energy, Inc.	98,074	1,463,264
PNM Resources, Inc.	35,991	538,425
Westar Energy, Inc. (L)	47,287	1,260,199

		8,462,314
Gas Utilities - 1.77%
AGL Resources, Inc. (L)	32,535	1,347,600
Atmos Energy Corp.	37,545	1,259,259
National Fuel Gas Company	34,377	2,109,029
Questar Corp.	73,818	1,383,349
UGI Corp.	46,421	1,381,489
WGL Holdings, Inc.	21,295	880,761

		8,361,487
Multi-Utilities - 1.91%
Alliant Energy Corp.	46,132	1,871,575
Black Hills Corp. (L)	16,383	501,320
MDU Resources Group, Inc.	78,477	1,674,699
NSTAR	43,055	1,968,475
OGE Energy Corp.	40,705	2,037,285
Vectren Corp. (L)	33,952	929,266

		8,982,620
Water Utilities - 0.27%
Aqua America, Inc. (L)	57,472	1,268,982

		27,075,403

TOTAL COMMON STOCKS (Cost $370,700,980)		$442,906,937

SECURITIES LENDING COLLATERAL - 16.24%
John Hancock Collateral
Investment Trust, 0.2283% (W) (Y)	7,650,896	76,546,450

TOTAL SECURITIES LENDING
COLLATERAL (Cost $76,554,977)		$76,546,450

Total Investments (Mid Cap Index Fund)
(Cost $447,255,957) - 110.21%		$519,453,387
Other assets and liabilities, net - (10.21%)		(48,132,517)

TOTAL NET ASSETS - 100.00%		$471,320,870

Mid Cap Stock Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.02%
Consumer Discretionary - 23.51%
Auto Components - 0.84%
Gentex Corp. (L)	275,400	$7,145,253
Diversified Consumer Services - 2.57%
Anhanguera Educacional Participacoes SA	40,750	675,796
Estacio Participacoes SA	646,400	7,386,152
Weight Watchers International, Inc.	229,960	13,917,179

		21,979,127
Hotels, Restaurants & Leisure - 2.63%
Domino’s Pizza UK & IRL PLC	1,923,028	15,707,068
Marriott International, Inc., Class A	147,170	4,309,138
The Cheesecake Factory, Inc. (I)(L)	91,330	2,507,009

		22,523,215
Household Durables - 2.36%
Jarden Corp.	360,028	10,455,213
Tempur-Pedic International, Inc. (I)(L)	166,444	9,693,699

		20,148,912
Internet & Catalog Retail - 3.59%
Netflix, Inc. (I)(L)	46,205	10,858,637
priceline.com, Inc. (I)(L)	15,100	8,112,626
Shutterfly, Inc. (I)(L)	219,133	11,758,677

		30,729,940
Leisure Equipment & Products - 0.96%
Brunswick Corp. (L)	514,264	8,171,655
Media - 0.96%
Sirius XM Radio, Inc. (I)(L)	4,549,100	8,188,380
Specialty Retail - 4.72%
Abercrombie & Fitch Company, Class A	98,000	6,233,780
Express, Inc.	525,561	10,032,959
Ross Stores, Inc.	174,070	13,320,707
Ulta Salon Cosmetics & Fragrance, Inc. (I)(L)	183,010	10,812,231

		40,399,677
Textiles, Apparel & Luxury Goods - 4.88%
Coach, Inc.	212,050	11,921,451
Columbia Sportswear Company (L)	124,600	6,565,174
Deckers Outdoor Corp. (I)(L)	96,500	8,584,640
Hanesbrands, Inc. (I)	515,000	14,708,400

		41,779,665

		201,065,824
Consumer Staples - 5.63%
Food Products - 5.63%
Green Mountain Coffee Roasters, Inc. (I)	366,652	38,403,130
Smithfield Foods, Inc. (I)(L)	443,100	9,712,752

		48,115,882

		48,115,882
Energy - 9.41%
Energy Equipment & Services - 1.83%
Ensco International PLC, ADR	143,700	6,934,962
Tidewater, Inc. (L)	162,700	8,720,720

		15,655,682
Oil, Gas & Consumable Fuels - 7.58%
Alpha Natural Resources, Inc. (I)	174,800	5,780,636
Bumi PLC (I)	251,887	3,965,862
Cabot Oil & Gas Corp.	150,610	11,425,275
Cobalt International Energy, Inc. (I)	194,200	1,877,914
Consol Energy, Inc.	176,940	8,079,080
Karoon Gas Australia, Ltd. (I)	292,628	1,071,009
Pioneer Natural Resources Company	105,600	8,254,752

The accompanying notes are an integral part of the financial statements.
208

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Company (I)	196,600	$7,460,970
Ultra Petroleum Corp. (I)(L)	223,600	7,490,600
Vallares PLC (I)	588,645	9,435,824

		64,841,922

		80,497,604
Financials - 1.09%
Capital Markets - 0.35%
SEI Investments Company	173,190	2,963,281
Diversified Financial Services - 0.74%
Justice Holdings, Ltd. (I)	408,482	6,366,303

		9,329,584
Health Care - 17.08%
Biotechnology - 0.82%
Amylin Pharmaceuticals, Inc. (I)(L)	128,067	1,448,438
Onyx Pharmaceuticals, Inc. (I)(L)	64,900	2,208,547
Regeneron Pharmaceuticals, Inc. (I)(L)	56,500	3,335,195

		6,992,180
Health Care Equipment & Supplies - 7.69%
Edwards Lifesciences Corp. (I)(L)	239,960	18,104,981
Gen-Probe, Inc. (I)	246,793	14,800,176
HeartWare International, Inc. (I)(L)	106,100	6,664,141
Hologic, Inc. (I)	866,790	14,423,386
Intuitive Surgical, Inc. (I)	30,930	11,795,156

		65,787,840
Health Care Providers & Services - 2.02%
Cardinal Health, Inc.	180,700	7,679,750
Catalyst Health Solutions, Inc. (I)	178,200	9,572,904

		17,252,654
Health Care Technology - 2.39%
Allscripts Healthcare Solutions, Inc. (I)	564,900	10,142,780
SXC Health Solutions Corp. (I)	188,686	10,319,237

		20,462,017
Life Sciences Tools & Services - 3.26%
Parexel International Corp. (I)(L)	411,100	8,378,218
Pharmaceutical Product Development, Inc.	329,000	10,356,920
Waters Corp. (I)	115,000	9,185,050

		27,920,188
Pharmaceuticals - 0.90%
Auxilium Pharmaceuticals, Inc. (I)(L)	213,700	3,635,037
Salix Pharmaceuticals, Ltd. (I)	134,100	4,083,345

		7,718,382

		146,133,261
Industrials - 10.56%
Aerospace & Defense - 1.50%
DigitalGlobe, Inc. (I)	566,000	12,825,560
Commercial Services & Supplies - 1.28%
Corrections Corp. of America (I)	261,130	5,925,040
The Geo Group, Inc. (I)(L)	232,900	5,000,363

		10,925,403
Construction & Engineering - 3.87%
Aecom Technology Corp. (I)	520,540	11,826,669
FLSmidth & Company A/S, B Shares	106,458	6,475,996
Fluor Corp.	121,670	7,387,802
Foster Wheeler AG (I)	301,000	7,389,550

		33,080,017

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery - 0.88%
Navistar International Corp. (I)	182,680	$7,562,952
Professional Services - 0.75%
Manpower, Inc.	158,610	6,388,811
Road & Rail - 1.25%
Con-way, Inc.	54,160	1,385,954
Localiza Rent a Car SA	538,200	9,358,236

		10,744,190
Trading Companies & Distributors - 1.03%
United Rentals, Inc. (I)(L)	529,374	8,829,958

		90,356,891
Information Technology - 24.26%
Communications Equipment - 6.28%
AAC Acoustic Technologies Holdings, Inc.	1,780,000	3,748,863
Acme Packet, Inc. (I)(L)	197,000	9,276,730
Aruba Networks, Inc. (I)(L)	503,360	10,736,669
F5 Networks, Inc. (I)(L)	120,645	9,847,045
JDS Uniphase Corp. (I)	89,600	1,162,112
Juniper Networks, Inc. (I)	277,300	5,803,889
Polycom, Inc. (I)	551,520	13,126,176

		53,701,484
Electronic Equipment, Instruments & Components - 1.35%
Jabil Circuit, Inc.	449,690	7,577,277
Universal Display Corp. (I)(L)	80,890	3,969,272

		11,546,549
IT Services - 4.00%
Gartner, Inc. (I)	252,729	9,002,207
Genpact, Ltd. (I)	416,000	6,893,120
Teradata Corp. (I)(L)	138,200	7,236,152
The Western Union Company	672,400	11,108,048

		34,239,527
Semiconductors & Semiconductor Equipment - 3.72%
Altera Corp.	42,300	1,539,297
Broadcom Corp., Class A (I)	233,800	8,334,970
Cavium, Inc. (I)(L)	117,100	3,769,449
Cypress Semiconductor Corp. (I)(L)	458,260	7,258,838
Skyworks Solutions, Inc. (I)(L)	528,000	10,892,640

		31,795,194
Software - 8.91%
Activision Blizzard, Inc.	682,900	8,085,536
Ariba, Inc. (I)	265,913	7,214,220
BroadSoft, Inc. (I)(L)	200,600	6,068,150
Cadence Design Systems, Inc. (I)(L)	1,705,130	15,755,401
Citrix Systems, Inc. (I)	119,100	7,197,213
Concur Technologies, Inc. (I)(L)	198,200	8,288,724
MICROS Systems, Inc. (I)(L)	98,900	4,713,574
MicroStrategy, Inc., Class A (I)	50,060	6,151,373
QLIK Technologies, Inc. (I)	129,000	3,274,020
TIBCO Software, Inc. (I)	425,300	9,518,214

		76,266,425

		207,549,179
Materials - 3.48%
Chemicals - 0.87%
Methanex Corp.	285,600	7,431,312
Containers & Packaging - 1.11%
Ball Corp.	265,000	9,518,800
Metals & Mining - 1.50%
Detour Gold Corp. (I)	192,900	7,236,951

The accompanying notes are an integral part of the financial statements.
209

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Molycorp, Inc. (I)(L)	99,260	$5,610,175

		12,847,126

		29,797,238

TOTAL COMMON STOCKS (Cost $733,779,057)		$812,845,463

SECURITIES LENDING COLLATERAL - 17.12%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	14,634,364	146,415,350

TOTAL SECURITIES LENDING
COLLATERAL (Cost $146,410,850)		$146,415,350

SHORT-TERM INVESTMENTS - 4.77%
Repurchase Agreement - 4.77%
Deutsche Tri-Party Repurchase Agreement
dated 08/31/2011 at 0.0600% to be
repurchased at $40,800,068 on 09/01/2011,
collateralized by $41,470,350 Federal
National Mortgage Association, 4.50% due
8/1/2024 (valued at $41,616,001
including interest)	$40,800,000	$40,800,000

TOTAL SHORT-TERM INVESTMENTS (Cost $40,800,000)		$40,800,000

Total Investments (Mid Cap Stock Fund)
(Cost $920,989,907) - 116.91%		$1,000,060,813
Other assets and liabilities, net - (16.91%)		(144,671,548)

TOTAL NET ASSETS - 100.00%		$855,389,265

Mid Cap Value Equity Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.98%
Consumer Discretionary - 12.69%
Auto Components - 1.28%
TRW Automotive Holdings Corp. (I) (L)	19,536	$814,456
Visteon Corp. (I)	17,086	872,753

		1,687,209
Automobiles - 0.68%
Ford Motor Company (I)	80,965	900,331
Diversified Consumer Services - 1.70%
Apollo Group, Inc., Class A (I)	11,257	527,109
Capella Education Company (I) (L)	9,908	316,858
Career Education Corp. (I)	22,319	378,752
Corinthian Colleges, Inc. (I) (L)	75,224	165,493
DeVry, Inc.	9,170	405,131
ITT Educational Services, Inc. (I) (L)	6,347	458,000

		2,251,343
Hotels, Restaurants & Leisure - 1.69%
Penn National Gaming, Inc. (I) (L)	39,673	1,579,382
Royal Caribbean Cruises, Ltd. (L)	24,917	646,844

		2,226,226
Household Durables - 0.42%
D.R. Horton, Inc.	25,566	268,954
Lennar Corp., Class A (L)	19,248	282,946

		551,900

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Equipment & Products - 1.87%
Hasbro, Inc. (L)	63,938	$2,476,958
Media - 2.97%
DISH Network Corp. (I)	38,224	950,249
Liberty Media Corp. - Starz, Series A (I)	9,242	636,497
National CineMedia, Inc.	65,320	925,584
Regal Entertainment Group (L)	60,651	792,708
Valassis Communications, Inc. (I) (L)	24,190	611,281

		3,916,319
Multiline Retail - 1.46%
Macy’s, Inc.	63,625	1,651,069
Nordstrom, Inc. (L)	5,997	272,624

		1,923,693
Specialty Retail - 0.62%
Abercrombie & Fitch Company, Class A	9,973	634,382
Aeropostale, Inc. (I) (L)	16,216	181,295

		815,677

		16,749,656
Consumer Staples - 3.46%
Tobacco - 3.46%
Lorillard, Inc.	40,983	4,566,326
Energy - 10.89%
Energy Equipment & Services - 2.47%
C&J Energy Services, Inc. (I) (L)	14,602	381,696
McDermott International, Inc. (I)	64,287	925,090
Nabors Industries, Ltd. (I)	69,460	1,280,842
Noble Corp.	19,998	675,132

		3,262,760
Oil, Gas & Consumable Fuels - 8.42%
Alpha Natural Resources, Inc. (I)	21,613	714,742
El Paso Corp.	65,945	1,262,187
Enbridge, Inc. (L)	85,292	2,820,605
EQT Corp. (L)	7,274	435,131
Newfield Exploration Company (I)	62,637	3,197,619
QEP Resources, Inc.	46,426	1,634,659
Whiting Petroleum Corp. (I)	22,050	1,038,776

		11,103,719

		14,366,479
Financials - 16.32%
Capital Markets - 1.44%
Invesco, Ltd.	79,110	1,447,713
Lazard, Ltd., Class A	15,286	445,893

		1,893,606
Commercial Banks - 6.57%
CIT Group, Inc. (I)	101,727	3,516,702
Comerica, Inc. (L)	37,274	953,842
Cullen/Frost Bankers, Inc.	12,280	626,157
Fifth Third Bancorp	91,820	975,128
Huntington Bancshares, Inc.	137,618	692,219
KeyCorp	110,455	733,421
SunTrust Banks, Inc.	33,406	664,779
TCF Financial Corp.	48,306	504,315

		8,666,563
Diversified Financial Services - 0.29%
PICO Holdings, Inc. (I)	16,235	381,847
Insurance - 5.87%
Assurant, Inc.	26,702	939,109
Axis Capital Holdings, Ltd.	21,414	613,725

The accompanying notes are an integral part of the financial statements.
210

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Everest Re Group, Ltd.	12,016	$969,691
Lincoln National Corp. (L)	57,792	1,199,184
PartnerRe, Ltd.	11,744	669,291
Transatlantic Holdings, Inc.	11,594	587,004
XL Group PLC	133,234	2,772,600

		7,750,604
Real Estate Investment Trusts - 2.15%
AvalonBay Communities, Inc. (L)	2,499	340,814
Boston Properties, Inc. (L)	3,880	404,645
Equity Residential	9,018	551,721
Prologis, Inc.	11,718	319,081
Rayonier, Inc. (L)	19,316	810,092
Ventas, Inc.	7,784	416,288

		2,842,641

		21,535,261
Health Care - 11.07%
Health Care Equipment & Supplies - 0.66%
Teleflex, Inc. (L)	15,177	872,981
Health Care Providers & Services - 2.97%
CIGNA Corp.	68,388	3,196,455
Humana, Inc.	9,225	716,229

		3,912,684
Life Sciences Tools & Services - 2.43%
Agilent Technologies, Inc. (I)	77,771	2,867,417
Life Technologies Corp. (I)	8,006	336,252

		3,203,669
Pharmaceuticals - 5.01%
Hospira, Inc. (I)	15,073	696,373
Mylan, Inc. (I)	159,049	3,301,857
Watson Pharmaceuticals, Inc. (I) (L)	38,964	2,615,264

		6,613,494

		14,602,828
Industrials - 17.23%
Aerospace & Defense - 1.23%
Goodrich Corp.	18,256	1,628,070
Airlines - 0.97%
Delta Air Lines, Inc. (I) (L)	59,540	448,336
United Continental Holdings, Inc. (I) (L)	36,820	684,484
US Airways Group, Inc. (I) (L)	25,462	142,333

		1,275,153
Building Products - 0.90%
AO Smith Corp. (L)	30,049	1,180,625
Commercial Services & Supplies - 0.24%
Ritchie Brothers Auctioneers, Inc. (L)	13,968	321,124
Construction & Engineering - 2.47%
Chicago Bridge & Iron Company NV	31,160	1,113,970
Fluor Corp.	5,726	347,683
Foster Wheeler AG (I)	23,951	587,997
Jacobs Engineering Group, Inc. (I) (L)	15,606	581,167
KBR, Inc.	21,050	632,553

		3,263,370
Electrical Equipment - 3.56%
Cooper Industries PLC	65,454	3,101,211
Rockwell Automation, Inc.	14,487	929,051
The Babcock & Wilcox Company (I)	29,241	673,420

		4,703,682

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery - 4.74%
AGCO Corp. (I)	28,044	$1,201,405
Eaton Corp.	42,740	1,835,683
Navistar International Corp. (I)	31,460	1,302,444
Parker Hannifin Corp.	13,094	961,492
Terex Corp. (I)	33,121	534,242
The Manitowoc Company, Inc. (L)	38,033	422,547

		6,257,813
Road & Rail - 3.12%
Con-way, Inc.	24,436	625,317
J.B. Hunt Transport Services, Inc. (L)	24,072	967,454
Kansas City Southern (I) (L)	32,505	1,760,471
Werner Enterprises, Inc. (L)	32,734	762,048

		4,115,290

		22,745,127
Information Technology - 6.43%
Computers & Peripherals - 0.83%
Western Digital Corp. (I)	37,185	1,096,586
Electronic Equipment, Instruments & Components - 0.75%
Avnet, Inc. (I)	37,916	994,916
Semiconductors & Semiconductor Equipment - 3.21%
Freescale Semiconductor Holdings I, Ltd. (I)	32,866	377,959
LSI Corp. (I) (L)	412,957	2,812,237
Microchip Technology, Inc. (L)	31,838	1,044,923

		4,235,119
Software - 1.64%
BMC Software, Inc. (I)	11,749	477,127
Check Point
Software Technologies, Ltd. (I) (L)	30,872	1,680,672

		2,157,799

		8,484,420
Materials - 8.78%
Chemicals - 5.40%
Agrium, Inc.	8,550	734,958
Eastman Chemical Company	33,908	2,805,209
Huntsman Corp.	76,641	1,004,764
PPG Industries, Inc.	33,707	2,581,619

		7,126,550
Containers & Packaging - 0.58%
Rock-Tenn Company, Class A	6,384	342,629
Temple-Inland, Inc.	17,616	426,307

		768,936
Metals & Mining - 2.04%
Cliffs Natural Resources, Inc.	4,892	405,302
Freeport-McMoRan Copper & Gold, Inc.	25,469	1,200,609
Kobe Steel Ltd. ADR	37,000	342,620
Nucor Corp.	20,736	748,155

		2,696,686
Paper & Forest Products - 0.76%
Domtar Corp. (L)	12,452	1,000,145

		11,592,317
Telecommunication Services - 2.49%
Diversified Telecommunication Services - 2.49%
CenturyLink, Inc.	47,665	1,723,090
Windstream Corp. (L)	123,135	1,563,815

		3,286,905

The accompanying notes are an integral part of the financial statements.
211

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Utilities - 6.62%
Electric Utilities - 2.50%
Entergy Corp.	10,822	$705,703
FirstEnergy Corp.	14,073	622,730
Pepco Holdings, Inc.	61,789	1,203,650
Pinnacle West Capital Corp. (L)	17,352	767,652

		3,299,735
Gas Utilities - 0.25%
Questar Corp.	17,674	331,211
Multi-Utilities - 3.87%
CenterPoint Energy, Inc.	68,963	1,379,950
DTE Energy Company	27,476	1,389,187
Sempra Energy	18,933	994,361
Wisconsin Energy Corp. (L)	42,507	1,344,921

		5,108,419

		8,739,365

TOTAL COMMON STOCKS (Cost $97,719,513)		$126,668,684

CONVERTIBLE BONDS - 0.16%
Materials - 0.16%
Cemex SAB de CV 3.750%, 03/15/2018 (S)	$312,000	$216,840

TOTAL CONVERTIBLE BONDS (Cost $312,000)		$216,840

SECURITIES LENDING COLLATERAL - 18.57%
John Hancock Collateral
Investment Trust, 0.2283% (W) (Y)	2,449,335	24,505,356

TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,500,828)		$24,505,356

SHORT-TERM INVESTMENTS - 3.79%
U.S. Government & Agency
Obligations - 3.79%
Federal Home Loan Bank Discount Notes,
0.0010%, 09/01/2011 *	$5,000,000	$5,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $5,000,000)		$5,000,000

Total Investments (Mid Cap Value Equity Fund)
(Cost $127,532,341) - 118.50%		$156,390,880
Other assets and liabilities, net - (18.50%)		(24,416,438)

TOTAL NET ASSETS - 100.00%		$131,974,442

Mid Cap Value Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.84%
Consumer Discretionary - 13.03%
Auto Components - 0.92%
Autoliv, Inc.	4,600	$256,772
Lear Corp.	8,300	396,574
TRW Automotive Holdings Corp. (I)	2,720	113,397

		766,743
Distributors - 0.81%
Genuine Parts Company (L)	12,233	673,060
Diversified Consumer Services - 0.43%
H&R Block, Inc. (L)	23,668	357,860

Mid Cap Value Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 1.61%
Darden Restaurants, Inc.	10,798	$519,384
Hyatt Hotels Corp., Class A (I)	2,300	81,673
MGM Resorts International (I) (L)	9,500	105,165
Royal Caribbean Cruises, Ltd.	7,285	189,119
Wyndham Worldwide Corp.	13,499	438,448

		1,333,789
Household Durables - 3.68%
D.R. Horton, Inc.	22,930	241,224
Fortune Brands, Inc.	10,674	609,699
Garmin, Ltd. (L)	9,200	308,476
Harman International Industries, Inc.	2,900	104,951
Leggett & Platt, Inc.	11,149	247,396
Lennar Corp., Class A (L)	11,800	173,460
Mohawk Industries, Inc. (I)	4,683	232,043
Newell Rubbermaid, Inc.	22,232	307,691
NVR, Inc. (I) (L)	215	136,848
Pulte Group, Inc. (I) (L)	13,700	65,760
Toll Brothers, Inc. (I)	7,600	130,644
Tupperware Brands Corp.	1,800	119,700
Whirlpool Corp.	5,923	371,313

		3,049,205
Internet & Catalog Retail - 0.85%
Liberty Media Corp. - Interactive, Series A (I)	44,289	700,652
Leisure Equipment & Products - 1.33%
Hasbro, Inc. (L)	9,772	378,567
Mattel, Inc.	27,037	726,484

		1,105,051
Media - 0.79%
Clear Channel Outdoor
Holdings, Inc., Class A (I)	1,200	13,740
Gannett Company, Inc. (L)	19,131	220,963
Lamar Advertising Company, Class A (I)	1,700	35,547
Liberty Global, Inc., Series A (I)	3,200	129,248
Liberty Global, Inc., Series C (I)	3,000	115,770
The Washington Post Company, Class B (L)	390	138,746

		654,014
Multiline Retail - 0.74%
Nordstrom, Inc. (L)	13,564	616,619
Specialty Retail - 1.73%
American Eagle Outfitters, Inc.	14,000	154,980
GameStop Corp., Class A (I) (L)	10,970	262,512
Guess?, Inc. (L)	1,800	61,398
Limited Brands, Inc.	21,124	797,220
Williams-Sonoma, Inc.	4,900	162,239

		1,438,349
Textiles, Apparel & Luxury Goods - 0.14%
PVH Corp.	1,700	113,322

		10,808,664
Consumer Staples - 6.45%
Beverages - 2.01%
Coca-Cola Enterprises, Inc.	25,600	707,072
Constellation Brands, Inc., Class A (I)	14,857	293,723
Dr. Pepper Snapple Group, Inc.	17,314	666,243

		1,667,038
Food Products - 3.86%
Bunge, Ltd. (L)	11,515	745,136
Dean Foods Company (I)	13,700	118,368
Hormel Foods Corp.	7,412	204,645

The accompanying notes are an integral part of the financial statements.
212

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Value Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
McCormick & Company, Inc., Non
Voting Shares	9,385	$448,509
Ralcorp Holdings, Inc. (I)	4,222	365,499
Smithfield Foods, Inc. (I) (L)	11,488	251,817
The J.M. Smucker Company	9,001	648,882
Tyson Foods, Inc., Class A	23,943	418,284

		3,201,140
Household Products - 0.58%
Church & Dwight Company, Inc.	11,118	484,078

		5,352,256
Energy - 4.68%
Energy Equipment & Services - 1.29%
Nabors Industries, Ltd. (I)	22,630	417,297
Patterson-UTI Energy, Inc.	11,989	293,011
Rowan Companies, Inc. (I)	9,901	357,129

		1,067,437
Oil, Gas & Consumable Fuels - 3.39%
Cimarex Energy Company	6,691	475,663
Energen Corp.	5,572	273,585
EQT Corp.	11,101	664,062
Forest Oil Corp. (I)	3,111	60,571
Kinder Morgan Management LLC (I)	4,453	269,407
Newfield Exploration Company (I)	5,327	271,943
Plains Exploration & Production Company (I)	10,912	320,922
Southern Union Company	9,100	381,108
Tesoro Corp. (I)	3,976	95,663

		2,812,924

		3,880,361
Financials - 27.49%
Capital Markets - 1.11%
Federated Investors, Inc., Class B (L)	6,997	123,917
Jefferies Group, Inc.	11,000	180,510
Legg Mason, Inc.	11,211	319,177
LPL Investment Holdings, Inc. (I)	2,300	66,930
Raymond James Financial, Inc.	8,200	230,256

		920,790
Commercial Banks - 3.99%
BOK Financial Corp.	2,214	108,929
CIT Group, Inc. (I)	14,703	508,283
City National Corp.	3,700	166,093
Comerica, Inc. (L)	15,669	400,970
Commerce Bancshares, Inc.	5,873	232,395
Cullen/Frost Bankers, Inc.	4,400	224,356
First Horizon National Corp.	20,985	147,734
Huntington Bancshares, Inc.	67,172	337,875
KeyCorp	73,576	488,545
Regions Financial Corp.	98,357	446,541
Zions Bancorporation (L)	14,032	244,718

		3,306,439
Consumer Finance - 0.67%
SLM Corp.	40,777	559,868
Diversified Financial Services - 1.54%
Leucadia National Corp.	8,300	245,929
Moody’s Corp.	8,100	249,723
NYSE Euronext	20,200	551,056
The NASDAQ OMX Group, Inc. (I)	9,800	232,162

		1,278,870
Insurance - 8.89%
American Financial Group, Inc.	6,100	203,008

Mid Cap Value Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Arch Capital Group, Ltd. (I)	10,300	$346,904
Assurant, Inc.	7,553	265,639
Assured Guaranty, Ltd.	13,495	182,048
Axis Capital Holdings, Ltd.	9,572	274,334
Cincinnati Financial Corp. (L)	12,255	342,160
Everest Re Group, Ltd.	4,179	337,245
Fidelity National Financial, Inc., Class A	16,900	287,131
Genworth Financial, Inc., Class A (I)	38,003	262,601
HCC Insurance Holdings, Inc.	8,873	259,447
Lincoln National Corp.	24,501	508,396
Markel Corp. (I)	705	277,756
Old Republic International Corp.	18,599	184,874
PartnerRe, Ltd.	5,025	286,375
Reinsurance Group of America, Inc.	5,779	308,425
RenaissanceRe Holdings, Ltd.	4,060	266,214
Torchmark Corp.	8,974	342,897
Transatlantic Holdings, Inc.	4,757	240,847
Unum Group	23,993	564,795
Validus Holdings, Ltd.	5,054	130,494
W.R. Berkley Corp.	9,437	291,509
White Mountains Insurance Group, Ltd.	528	211,200
Willis Group Holdings PLC	12,696	496,794
XL Group PLC	24,277	505,204

		7,376,297
Real Estate Investment Trusts - 9.97%
Alexandria Real Estate Equities, Inc. (L)	4,700	342,207
American Capital Agency Corp.	13,400	382,034
AvalonBay Communities, Inc.	7,356	1,003,211
Chimera Investment Corp. (L)	78,200	236,946
Digital Realty Trust, Inc.	4,709	281,363
Duke Realty Corp.	20,100	238,587
Federal Realty Investment Trust	3,200	289,760
Health Care REIT, Inc. (L)	13,736	699,987
Hospitality Properties Trust	9,855	231,395
Host Hotels & Resorts, Inc.	26,490	313,377
Kimco Realty Corp.	31,469	557,001
Liberty Property Trust (L)	8,762	297,382
Piedmont Office Realty Trust, Inc., Class A	13,800	260,820
Plum Creek Timber Company, Inc. (L)	12,636	479,789
Rayonier, Inc.	9,606	402,876
Realty Income Corp.	9,900	343,332
Regency Centers Corp.	7,033	290,182
SL Green Realty Corp.	6,465	467,032
The Macerich Company	10,186	499,521
UDR, Inc.	16,523	441,329
Weingarten Realty Investors	8,763	213,554

		8,271,685
Real Estate Management & Development - 0.10%
Jones Lang LaSalle, Inc.	1,200	80,292
Thrifts & Mortgage Finance - 1.22%
Hudson City Bancorp, Inc.	37,800	234,738
New York Community Bancorp, Inc. (L)	34,004	435,591
People’s United Financial, Inc.	28,979	340,503

		1,010,832

		22,805,073
Health Care - 5.91%
Biotechnology - 0.58%
Cephalon, Inc. (I)	5,943	479,244
Health Care Equipment & Supplies - 1.28%
Alere, Inc. (I)	6,402	159,858
CareFusion Corp. (I)	8,500	217,685

The accompanying notes are an integral part of the financial statements.
213

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Value Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Hologic, Inc. (I)	20,030	$333,299
Kinetic Concepts, Inc. (I)	5,148	347,696

		1,058,538
Health Care Providers & Services - 2.60%
Community Health Systems, Inc. (I)	4,800	97,728
Coventry Health Care, Inc. (I)	11,654	383,184
Humana, Inc.	13,144	1,020,498
Lincare Holdings, Inc.	4,800	103,344
Omnicare, Inc. (L)	8,894	264,241
Universal Health Services, Inc., Class B	6,992	290,867

		2,159,862
Life Sciences Tools & Services - 0.39%
Charles River
Laboratories International, Inc. (I)	1,874	62,067
Pharmaceutical Product Development, Inc.	8,400	264,432

		326,499
Pharmaceuticals - 1.06%
Endo Pharmaceuticals Holdings, Inc. (I)	4,700	149,977
Warner Chilcott PLC, Class A	4,000	68,240
Watson Pharmaceuticals, Inc. (I)	9,860	661,803

		880,020

		4,904,163
Industrials - 9.53%
Aerospace & Defense - 1.25%
Alliant Techsystems, Inc.	2,700	171,369
Goodrich Corp.	9,720	866,830

		1,038,199
Airlines - 0.58%
United Continental Holdings, Inc. (I) (L)	25,800	479,622
Building Products - 0.41%
Masco Corp.	18,665	165,559
Owens Corning, Inc. (I)	6,100	177,266

		342,825
Commercial Services & Supplies - 1.34%
Avery Dennison Corp.	7,700	224,147
Cintas Corp.	10,021	320,472
Pitney Bowes, Inc. (L)	15,620	317,242
R.R. Donnelley & Sons Company	16,293	248,468

		1,110,329
Construction & Engineering - 1.30%
Aecom Technology Corp. (I)	8,481	192,688
KBR, Inc.	11,779	353,959
Quanta Services, Inc. (I)	16,175	310,398
URS Corp. (I)	6,313	221,397

		1,078,442
Electrical Equipment - 1.02%
Cooper Industries PLC	12,780	605,516
Hubbell, Inc., Class B	4,100	242,433

		847,949
Machinery - 2.39%
Dover Corp.	14,520	835,190
Harsco Corp.	6,100	139,446
Pall Corp.	4,431	226,557
Pentair, Inc. (L)	7,822	268,451
SPX Corp.	2,047	116,454
Terex Corp. (I)	8,700	140,331

Mid Cap Value Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Timken Company	6,400	$251,840

		1,978,269
Professional Services - 0.83%
Equifax, Inc.	9,500	307,135
Manpower, Inc.	3,236	130,346
Towers Watson & Company, Class A	4,189	247,109

		684,590
Road & Rail - 0.41%
Hertz Global Holdings, Inc. (I)	13,300	148,960
Ryder Systems, Inc.	4,101	193,075

		342,035

		7,902,260
Information Technology - 9.73%
Communications Equipment - 0.66%
Brocade Communications Systems, Inc. (I)	37,600	145,512
Harris Corp. (L)	9,955	401,684

		547,196
Computers & Peripherals - 1.44%
Lexmark International, Inc., Class A (I)	6,192	197,896
SanDisk Corp. (I)	9,194	336,960
Seagate Technology PLC	33,538	388,370
Western Digital Corp. (I)	9,135	269,391

		1,192,617
Electronic Equipment, Instruments & Components - 1.80%
Arrow Electronics, Inc. (I)	8,841	275,839
Avnet, Inc. (I)	6,106	160,221
Flextronics International, Ltd. (I)	58,999	339,244
Ingram Micro, Inc., Class A (I)	12,586	224,534
Jabil Circuit, Inc.	15,681	264,225
Molex, Inc. (L)	5,142	112,353
Molex, Inc., Class A	6,179	114,188

		1,490,604
Internet Software & Services - 0.37%
AOL, Inc. (I)	2,958	46,086
IAC/InterActiveCorp (I)	6,710	265,246

		311,332
IT Services - 1.39%
Broadridge Financial Solutions, Inc.	10,000	208,200
Computer Sciences Corp.	12,080	370,373
SAIC, Inc. (I)	22,300	334,500
Total Systems Services, Inc.	13,100	237,765

		1,150,838
Semiconductors & Semiconductor Equipment - 3.72%
KLA-Tencor Corp.	13,069	479,371
Lam Research Corp. (I)	6,433	239,050
LSI Corp. (I)	47,200	321,432
Maxim Integrated Products, Inc.	23,164	533,930
MEMC Electronic Materials, Inc. (I)	18,400	128,432
Microchip Technology, Inc. (L)	14,695	482,290
Micron Technology, Inc. (I)	70,096	414,267
National Semiconductor Corp.	6,695	166,706
Xilinx, Inc. (L)	10,295	320,586

		3,086,064
Software - 0.35%
Synopsys, Inc. (I)	11,400	295,032

		8,073,683

The accompanying notes are an integral part of the financial statements.
214

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Cap Value Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Materials - 7.58%
Chemicals - 3.33%
Airgas, Inc.	5,823	$377,796
Albemarle Corp.	6,786	344,118
Ashland, Inc.	6,236	330,570
Eastman Chemical Company	5,598	463,123
FMC Corp.	3,583	272,057
Huntsman Corp.	15,300	200,583
International Flavors & Fragrances, Inc.	6,302	365,642
The Scotts Miracle-Gro Company, Class A (L)	3,700	179,672
Valspar Corp.	7,100	229,259

		2,762,820
Construction Materials - 0.72%
Martin Marietta Materials, Inc. (L)	3,492	247,338
Vulcan Materials Company (L)	10,007	350,545

		597,883
Containers & Packaging - 1.49%
Bemis Company, Inc.	8,424	261,649
Greif, Inc., Class A	1,830	102,224
Owens-Illinois, Inc. (I)	12,560	237,886
Rock-Tenn Company, Class A	2,800	150,276
Sealed Air Corp.	12,704	234,008
Sonoco Products Company	8,005	252,878

		1,238,921
Metals & Mining - 1.60%
Allegheny Technologies, Inc.	2,800	140,336
Cliffs Natural Resources, Inc.	5,572	461,640
Reliance Steel & Aluminum Company	5,728	237,368
Steel Dynamics, Inc.	8,300	105,659
Titanium Metals Corp.	2,600	41,678
United States Steel Corp. (L)	11,363	342,254

		1,328,935
Paper & Forest Products - 0.44%
MeadWestvaco Corp.	13,109	360,760

		6,289,319
Telecommunication Services - 1.53%
Diversified Telecommunication Services - 1.30%
Frontier Communications Corp. (L)	76,905	576,018
Windstream Corp. (L)	39,346	499,694

		1,075,712
Wireless Telecommunication Services - 0.23%
Telephone & Data Systems, Inc. (L)	3,600	92,268
Telephone & Data Systems, Inc. -
Special Shares	2,179	55,238
United States Cellular Corp. (I)	1,033	44,667

		192,173

		1,267,885
Utilities - 12.91%
Electric Utilities - 2.10%
DPL, Inc.	9,157	273,977
Northeast Utilities	13,762	477,541
NV Energy, Inc.	18,800	280,496
Pepco Holdings, Inc.	17,268	336,381
Pinnacle West Capital Corp.	8,443	373,518

		1,741,913
Gas Utilities - 1.70%
AGL Resources, Inc.	5,991	248,147
National Fuel Gas Company	5,410	331,904
ONEOK, Inc.	7,953	563,868

Mid Cap Value Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Gas Utilities (continued)
UGI Corp.	8,876	$264,150

		1,408,069
Independent Power Producers & Energy Traders - 1.50%
Calpine Corp. (I)	16,100	237,153
Constellation Energy Group, Inc.	14,669	564,610
NRG Energy, Inc. (I)	18,803	440,742

		1,242,505
Multi-Utilities - 6.83%
Alliant Energy Corp.	8,509	345,210
Ameren Corp.	18,792	568,646
CenterPoint Energy, Inc.	31,591	632,136
CMS Energy Corp.	19,422	382,613
DTE Energy Company	13,166	665,673
Integrys Energy Group, Inc.	6,030	301,922
MDU Resources Group, Inc.	14,500	309,430
NiSource, Inc. (L)	21,758	464,751
NSTAR	8,155	372,847
OGE Energy Corp.	7,583	379,529
SCANA Corp. (L)	9,430	379,275
TECO Energy, Inc.	16,252	297,412
Wisconsin Energy Corp.	18,090	572,368

		5,671,812
Water Utilities - 0.78%
American Water Works Company, Inc.	13,911	414,270
Aqua America, Inc.	10,580	233,606

		647,876

		10,712,175

TOTAL COMMON STOCKS (Cost $85,534,718)		$81,995,839

SECURITIES LENDING COLLATERAL - 10.83%
John Hancock Collateral
Investment Trust, 0.2283% (W) (Y)	897,573	8,980,124

TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,981,532)		$8,980,124

SHORT-TERM INVESTMENTS - 1.32%
Money Market Funds - 1.21%
AIM Short-Term Investment Trust, STIC
Prime Portfolio, 0.050% (Y)	$1,003,426	$1,003,426
U.S. Government & Agency
Obligations - 0.11%
U.S. Treasury Bills, 0.005%, 10/06/2011	60,000	60,000
U.S. Treasury Bills, 0.005%, 11/17/2011	30,000	30,000

		90,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,093,426)		$1,093,426

Total Investments (Mid Cap Value Index Fund)
(Cost $95,609,676) - 110.99%		$92,069,389
Other assets and liabilities, net - (10.99%)		(9,113,793)

TOTAL NET ASSETS - 100.00%		$82,955,596

The accompanying notes are an integral part of the financial statements.
215

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 91.65%
Consumer Discretionary - 14.96%
Auto Components - 1.19%
BorgWarner, Inc. (I) (L)	11,300	$806,706
Visteon Corp. (I)	55,400	2,829,832
Visteon Corp. (I) (S)	19,000	970,520

		4,607,058
Diversified Consumer Services - 2.63%
Career Education Corp. (I)	204,800	3,475,456
H&R Block, Inc. (L)	188,600	2,851,632
Strayer Education, Inc. (L)	18,400	1,741,560
Weight Watchers International, Inc.	35,800	2,166,616

		10,235,264
Hotels, Restaurants & Leisure - 1.05%
International Game Technology	268,200	4,092,732
Household Durables - 1.45%
Fortune Brands, Inc.	93,400	5,335,008
Pulte Group, Inc. (I) (L)	59,500	285,600

		5,620,608
Internet & Catalog Retail - 0.64%
Liberty Media Corp. - Interactive, Series A (I)	157,000	2,483,740
Leisure Equipment & Products - 1.72%
Mattel, Inc.	184,500	4,957,515
Sankyo Company, Ltd.	33,900	1,742,812

		6,700,327
Media - 4.68%
DISH Network Corp. (I)	119,400	2,968,284
DreamWorks Animation SKG, Inc. (I) (L)	188,100	3,972,672
Liberty Media Corp. - Starz, Series A (I)	36,500	2,513,755
Meredith Corp. (L)	150,400	3,880,320
Scholastic Corp. (L)	102,100	2,834,296
The Washington Post Company, Class B (L)	5,700	2,027,832

		18,197,159
Specialty Retail - 1.60%
CarMax, Inc. (I) (L)	48,900	1,374,579
The Gap, Inc. (L)	292,500	4,832,100

		6,206,679

		58,143,567
Consumer Staples - 7.28%
Beverages - 0.46%
Brown Forman Corp., Class B	25,000	1,793,750
Food & Staples Retailing - 2.14%
Sysco Corp.	91,500	2,555,595
The Kroger Company	244,900	5,769,844

		8,325,439
Food Products - 3.25%
Campbell Soup Company (L)	153,000	4,876,110
Flowers Foods, Inc. (L)	103,000	1,962,150
McCormick & Company, Inc., Non
Voting Shares (L)	59,100	2,824,389
Sara Lee Corp.	77,600	1,399,904
Tootsie Roll Industries, Inc. (L)	61,462	1,557,447

		12,620,000
Household Products - 0.30%
Clorox Company	16,700	1,163,990
Personal Products - 1.13%
Avon Products, Inc.	150,700	3,399,792

Mid Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
The Estee Lauder Companies, Inc., Class A	10,100	$986,366

		4,386,158

		28,289,337
Energy - 8.30%
Energy Equipment & Services - 1.14%
Exterran Holdings, Inc. (I) (L)	265,300	3,141,152
Weatherford International, Ltd. (I)	74,900	1,283,037

		4,424,189
Oil, Gas & Consumable Fuels - 7.16%
Arch Coal, Inc.	58,006	1,178,102
Consol Energy, Inc.	47,800	2,182,548
El Paso Corp.	110,700	2,118,798
EQT Corp.	99,600	5,958,072
Hess Corp.	49,800	2,955,132
Marathon Oil Corp.	29,200	786,064
Murphy Oil Corp.	25,600	1,371,648
Nexen, Inc.	344,700	7,359,345
QEP Resources, Inc.	71,800	2,528,078
Quicksilver Resources, Inc. (I) (L)	146,800	1,399,004

		27,836,791

		32,260,980
Financials - 22.21%
Capital Markets - 5.53%
E*TRADE Financial Corp. (I)	445,710	5,508,976
Federated Investors, Inc., Class B (L)	65,400	1,158,234
Greenhill & Company, Inc. (L)	69,300	2,462,229
Janus Capital Group, Inc.	405,900	2,963,070
Legg Mason, Inc.	72,300	2,058,381
Northern Trust Corp.	191,300	7,351,659

		21,502,549
Commercial Banks - 2.78%
CIT Group, Inc. (I)	136,700	4,725,719
Commerce Bancshares, Inc. (L)	30,375	1,201,939
First Horizon National Corp. (L)	275,158	1,937,112
Westamerica Bancorp. (L)	69,000	2,926,290

		10,791,060
Consumer Finance - 1.21%
Discover Financial Services	187,100	4,707,436
Insurance - 7.79%
Assured Guaranty, Ltd.	59,400	801,306
Axis Capital Holdings, Ltd.	54,300	1,556,238
Fidelity National Financial, Inc., Class A	276,900	4,704,531
First American Financial Corp.	305,900	4,664,975
Kemper Corp.	82,400	2,112,736
Marsh & McLennan Companies, Inc.	235,100	6,987,172
OneBeacon Insurance Group, Ltd.	45,600	634,752
The Allstate Corp.	51,400	1,348,222
The Progressive Corp.	145,900	2,798,362
White Mountains Insurance Group, Ltd.	11,600	4,640,000

		30,248,294
Real Estate Investment Trusts - 3.40%
Cousins Properties, Inc.	165,248	1,193,091
Federal Realty Investment Trust (L)	3,000	271,650
General Growth Properties, Inc.	146,347	1,996,173
Prologis, Inc.	79,281	2,158,822
SL Green Realty Corp. (L)	8,500	614,040
Weingarten Realty Investors (L)	71,100	1,732,707
Weyerhaeuser Company (L)	290,097	5,230,449

		13,196,932

The accompanying notes are an integral part of the financial statements.
216

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development - 0.74%
Forest City Enterprises, Inc., Class A (I) (L)	83,600	$1,111,044
The St. Joe Company (I) (L)	95,400	1,759,176

		2,870,220
Thrifts & Mortgage Finance - 0.76%
BankUnited, Inc.	29,900	701,155
Capitol Federal Financial, Inc.	204,712	2,196,560
MGIC Investment Corp. (I)	26,300	68,380

		2,966,095

		86,282,586
Health Care - 5.81%
Biotechnology - 2.11%
Cephalon, Inc. (I) (L)	93,300	7,523,712
Dendreon Corp. (I)	54,800	672,944

		8,196,656
Health Care Equipment & Supplies - 0.46%
Wright Medical Group, Inc. (I)	13,600	208,488
Zimmer Holdings, Inc. (I)	27,800	1,581,542

		1,790,030
Health Care Providers & Services - 2.91%
Cardinal Health, Inc.	9,400	399,500
Healthsouth Corp. (I) (L)	203,100	4,344,309
Kindred Healthcare, Inc. (I) (L)	198,200	2,564,708
Select Medical Holdings Corp. (I)	180,700	1,310,075
Tenet Healthcare Corp. (I) (L)	510,500	2,695,440

		11,314,032
Life Sciences Tools & Services - 0.03%
Charles River
Laboratories International, Inc. (I)	3,600	119,232
Pharmaceuticals - 0.30%
Forest Laboratories, Inc. (I)	33,200	1,136,768

		22,556,718
Industrials - 8.22%
Aerospace & Defense - 2.16%
Raytheon Company	85,800	3,709,134
Textron, Inc. (L)	276,700	4,667,929

		8,377,063
Airlines - 1.99%
Delta Air Lines, Inc. (I)	242,100	1,823,013
Southwest Airlines Company	684,900	5,903,838

		7,726,851
Commercial Services & Supplies - 0.95%
Cintas Corp. (L)	116,000	3,709,680
Electrical Equipment - 0.37%
The Babcock & Wilcox Company (I)	63,200	1,455,496
Machinery - 0.44%
WABCO Holdings, Inc. (I)	36,600	1,707,390
Professional Services - 1.37%
Equifax, Inc.	16,200	523,746
Manpower, Inc.	98,800	3,979,664
Verisk Analytics, Inc., Class A (I)	23,400	815,256

		5,318,666
Road & Rail - 0.28%
Hertz Global Holdings, Inc. (I)	97,200	1,088,640
Trading Companies & Distributors - 0.66%
Air Lease Corp. (I) (L)	112,700	2,570,687

		31,954,473

Mid Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Information Technology - 6.93%
Communications Equipment - 1.38%
Harris Corp. (L)	7,100	$286,485
Motorola Mobility Holdings, Inc. (I)	90,200	3,402,344
Tellabs, Inc.	408,100	1,665,048

		5,353,877
Electronic Equipment, Instruments & Components - 2.23%
AVX Corp.	104,700	1,371,570
Molex, Inc., Class A	180,200	3,330,096
TE Connectivity, Ltd.	129,600	3,968,352

		8,670,018
IT Services - 2.36%
Automatic Data Processing, Inc.	3,900	195,117
Computer Sciences Corp.	91,300	2,799,258
CoreLogic, Inc. (I)	228,400	2,608,328
Lender Processing Services, Inc.	21,600	381,024
Paychex, Inc.	76,900	2,074,762
SAIC, Inc. (I)	74,800	1,122,000

		9,180,489
Semiconductors & Semiconductor Equipment - 0.52%
ASML Holding NV (L)	36,400	1,283,828
National Semiconductor Corp.	28,700	714,630

		1,998,458
Software - 0.44%
Electronic Arts, Inc. (I) (L)	76,100	1,718,338

		26,921,180
Materials - 7.05%
Chemicals - 2.62%
International Flavors & Fragrances, Inc.	56,200	3,260,724
Nalco Holding Company	187,000	6,920,870

		10,181,594
Construction Materials - 0.64%
Vulcan Materials Company (L)	71,800	2,515,154
Containers & Packaging - 1.75%
Temple-Inland, Inc.	280,700	6,792,940
Metals & Mining - 2.04%
AngloGold Ashanti, Ltd., ADR	66,400	2,978,704
Franco-Nevada Corp.	92,100	3,967,833
United States Steel Corp. (L)	32,300	972,876

		7,919,413

		27,409,101
Telecommunication Services - 1.26%
Diversified Telecommunication Services - 0.19%
Hellenic Telecommunications
Organization SA, ADR	236,500	735,515
Wireless Telecommunication Services - 1.07%
Telephone & Data Systems, Inc. (L)	33,800	866,294
Telephone & Data Systems, Inc. -
Special Shares	129,400	3,280,290

		4,146,584

		4,882,099
Utilities - 9.63%
Electric Utilities - 4.50%
American Electric Power Company, Inc.	43,500	1,680,405
Duke Energy Corp. (L)	84,200	1,592,222
FirstEnergy Corp.	159,854	7,073,540
Pepco Holdings, Inc.	72,400	1,410,352

The accompanying notes are an integral part of the financial statements.
217

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mid Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
Pinnacle West Capital Corp.	10,600	$468,944
PPL Corp.	182,000	5,256,160

		17,481,623
Independent Power Producers & Energy Traders - 3.85%
Calpine Corp. (I) (L)	243,100	3,580,863
Constellation Energy Group, Inc.	107,000	4,118,430
GenOn Energy, Inc. (I)	1,558,984	4,739,311
NRG Energy, Inc. (I)	107,400	2,517,456

		14,956,060
Multi-Utilities - 1.28%
NiSource, Inc. (L)	234,000	4,998,240

		37,435,923

TOTAL COMMON STOCKS (Cost $324,770,491)		$356,135,964

PREFERRED SECURITIES - 0.27%
Financials - 0.15%
Insurance - 0.15%
Assured Guaranty, Ltd., 8.500%	$10,250	$566,261
Utilities - 0.12%
Electric Utilities - 0.12%
PPL Corp., 9.500%	8,300	477,167

TOTAL PREFERRED SECURITIES (Cost $978,205)		$1,043,428

CONVERTIBLE BONDS - 1.24%
Financials - 0.14%
Janus Capital Group, Inc.
3.250%, 07/15/2014 (I)	$402,000	$394,463
MGIC Investment Corp.
5.000%, 05/01/2017 (I)	232,000	150,220

		544,683
Industrials - 0.30%
Textron, Inc., Series TXT
4.500%, 05/01/2013 (I)	832,000	1,181,440
Telecommunication Services - 0.80%
Alcatel-Lucent USA, Inc.
2.875%, 06/15/2025 (I)	3,250,000	3,091,563

TOTAL CONVERTIBLE BONDS (Cost $4,562,489)		$4,817,686

SECURITIES LENDING COLLATERAL - 19.37%
John Hancock Collateral
Investment Trust, 0.2283% (W) (Y)	7,524,999	75,286,862

TOTAL SECURITIES LENDING
COLLATERAL (Cost $75,296,015)		$75,286,862

SHORT-TERM INVESTMENTS - 6.84%
Money Market Funds - 6.84%
State Street Institutional US Government
Money Market Fund, 0.0000% (Y)	$321,648	$321,648
T. Rowe Price Prime Reserve
Fund, 0.1269% (Y)	26,250,304	26,250,304

		26,571,952

TOTAL SHORT-TERM INVESTMENTS (Cost $26,571,952)		$26,571,952

Total Investments (Mid Value Fund)
(Cost $432,179,152) - 119.37%		$463,855,892
Other assets and liabilities, net - (19.37%)		(75,278,078)

TOTAL NET ASSETS - 100.00%		$388,577,814

Mutual Shares Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 90.55%
Consumer Discretionary - 9.04%
Automobiles - 1.36%
Daimler AG	45,916	$2,478,321
General Motors Company (I)	151,470	3,639,824

		6,118,145
Hotels, Restaurants & Leisure - 0.01%
Thomas Cook Group PLC	35,080	24,338
Household Durables - 0.24%
D.R. Horton, Inc.	103,133	1,084,959
Leisure Equipment & Products - 0.65%
Mattel, Inc.	108,735	2,921,709
Media - 6.78%
British Sky Broadcasting Group PLC	333,004	3,569,671
News Corp., Class A	435,587	7,522,587
Time Warner Cable, Inc.	91,016	5,961,548
Time Warner, Inc.	125,948	3,987,514
Viacom, Inc., Class B	142,360	6,867,446
Virgin Media, Inc.	99,948	2,534,681

		30,443,447

		40,592,598
Consumer Staples - 22.34%
Beverages - 4.24%
Coca-Cola Enterprises, Inc.	101,715	2,809,368
Dr. Pepper Snapple Group, Inc. (L)	98,108	3,775,196
Foster’s Group, Ltd.	382,127	2,040,812
PepsiCo, Inc.	57,863	3,728,113
Pernod-Ricard SA	74,370	6,675,086

		19,028,575
Food & Staples Retailing - 4.53%
CVS Caremark Corp.	306,053	10,990,363
The Kroger Company	260,479	6,136,885
Wal-Mart Stores, Inc.	60,249	3,205,849

		20,333,097
Food Products - 4.90%
General Mills, Inc.	121,325	4,599,431
Kraft Foods, Inc., Class A	234,763	8,221,400
Nestle SA	148,210	9,177,115

		21,997,946
Tobacco - 8.67%
Altria Group, Inc.	268,730	7,306,769
British American Tobacco PLC	242,741	10,808,118
Imperial Tobacco Group PLC	275,661	9,128,662
Lorillard, Inc.	40,389	4,500,142
Philip Morris International, Inc.	57,498	3,985,761
Reynolds American, Inc.	84,708	3,182,480

		38,911,932

		100,271,550
Energy - 7.87%
Energy Equipment & Services - 1.90%
Ensco International PLC, ADR	43,408	2,094,870
Exterran Holdings, Inc. (I)	49,222	582,788
Transocean, Ltd.	104,278	5,841,654

		8,519,312
Oil, Gas & Consumable Fuels - 5.97%
Apache Corp.	9,789	1,008,952
BP PLC	347,150	2,272,901
Marathon Oil Corp.	294,498	7,927,886
Marathon Petroleum Corp.	70,796	2,623,700

The accompanying notes are an integral part of the financial statements.
218

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mutual Shares Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	64,360	$3,448,409
Royal Dutch Shell PLC	195,013	6,521,574
The Williams Companies, Inc.	111,298	3,003,933

		26,807,355

		35,326,667
Financials - 12.32%
Capital Markets - 1.61%
Morgan Stanley	256,686	4,492,005
UBS AG-Swiss Exchange (I)	189,571	2,731,096

		7,223,101
Commercial Banks - 3.21%
Barclays PLC	967,036	2,666,285
CIT Group, Inc. (I)	31,784	1,098,773
KB Financial Group, Inc.	32,397	1,337,290
PNC Financial Services Group, Inc.	129,242	6,480,194
Wells Fargo & Company	107,501	2,805,776

		14,388,318
Diversified Financial Services - 1.83%
Bank of America Corp.	435,730	3,559,914
Deutsche Boerse AG (I)	39,559	2,286,768
NYSE Euronext	86,658	2,364,030

		8,210,712
Insurance - 5.01%
ACE, Ltd.	94,929	6,130,515
Alleghany Corp. (I)	5,210	1,557,582
American International Group, Inc. (I)	187,410	4,747,095
MetLife, Inc.	87,610	2,943,696
Old Republic International Corp.	61,129	607,622
White Mountains Insurance Group, Ltd.	9,814	3,925,600
Zurich Financial Services AG (I)	11,468	2,576,497

		22,488,607
Real Estate Investment Trusts - 0.56%
Weyerhaeuser Company	138,140	2,490,664
Real Estate Management & Development - 0.10%
Forestar Group, Inc. (I)	37,350	470,237

		55,271,639
Health Care - 14.08%
Biotechnology - 1.81%
Amgen, Inc.	125,505	6,953,605
Cephalon, Inc. (I)	14,460	1,166,054

		8,119,659
Health Care Equipment & Supplies - 2.24%
Boston Scientific Corp. (I)	537,728	3,645,796
Medtronic, Inc.	183,460	6,433,942

		10,079,738
Health Care Providers & Services - 2.95%
Community Health Systems, Inc. (I)	99,543	2,026,695
Coventry Health Care, Inc. (I)	65,882	2,166,200
Tenet Healthcare Corp. (I)	535,415	2,826,991
UnitedHealth Group, Inc.	130,711	6,211,387

		13,231,273
Pharmaceuticals - 7.08%
Eli Lilly & Company	166,859	6,258,881
Merck & Company, Inc.	322,240	10,672,589
Novartis AG	43,609	2,548,277
Pfizer, Inc.	506,631	9,615,856

Mutual Shares Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries, Ltd., ADR	64,640	$2,673,510

		31,769,113

		63,199,783
Industrials - 5.61%
Aerospace & Defense - 1.51%
Huntington Ingalls Industries, Inc. (I)	89,436	2,677,714
Raytheon Company	94,553	4,087,526

		6,765,240
Air Freight & Logistics - 0.39%
PostNL	123,621	723,498
TNT Express NV	111,134	1,036,044

		1,759,542
Building Products - 0.86%
Owens Corning, Inc. (I)	132,710	3,856,553
Electrical Equipment - 0.03%
Alstom SA	3,227	149,781
Industrial Conglomerates - 0.70%
Koninklijke Philips Electronics NV	85,870	1,816,473
Orkla ASA	157,029	1,308,839

		3,125,312
Machinery - 1.06%
Oshkosh Corp. (I)	95,270	1,878,724
Stanley Black & Decker, Inc.	46,071	2,855,481

		4,734,205
Marine - 1.06%
A P Moller Maersk A/S, Series A	686	4,769,609

		25,160,242
Information Technology - 9.34%
Communications Equipment - 1.39%
Cisco Systems, Inc.	273,990	4,296,163
Motorola Mobility Holdings, Inc. (I)	51,170	1,930,132

		6,226,295
Computers & Peripherals - 1.03%
Hewlett-Packard Company	177,796	4,628,030
Electronic Equipment, Instruments & Components - 0.88%
TE Connectivity, Ltd.	128,783	3,943,335
Internet Software & Services - 0.41%
Google, Inc., Class A (I)	3,390	1,833,854
Office Electronics - 1.51%
Xerox Corp.	818,503	6,793,575
Semiconductors & Semiconductor Equipment - 0.75%
LSI Corp. (I)	494,835	3,369,826
Software - 3.37%
Microsoft Corp.	382,771	10,181,709
Nintendo Company, Ltd.	10,500	1,851,292
Symantec Corp. (I)	178,993	3,069,730

		15,102,731

		41,897,646
Materials - 4.13%
Chemicals - 1.07%
Linde AG	31,330	4,788,416
Metals & Mining - 1.04%
ThyssenKrupp AG	137,880	4,648,656
Paper & Forest Products - 2.02%
Domtar Corp.	21,844	1,754,510

The accompanying notes are an integral part of the financial statements.
219

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Mutual Shares Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products (continued)
International Paper Company	189,849	$5,154,400
MeadWestvaco Corp.	78,846	2,169,842

		9,078,752

		18,515,824
Telecommunication Services - 1.77%
Wireless Telecommunication Services - 1.77%
Vodafone Group PLC	3,033,804	7,944,632
Utilities - 4.05%
Electric Utilities - 2.45%
E.ON AG	178,661	3,916,179
Entergy Corp.	32,974	2,150,235
Exelon Corp.	114,019	4,916,499

		10,982,913
Independent Power Producers & Energy Traders - 0.99%
NRG Energy, Inc. (I)	189,498	4,441,834
Multi-Utilities - 0.61%
GDF Suez	87,736	2,766,157

		18,190,904

TOTAL COMMON STOCKS (Cost $415,380,351)		$406,371,485

CORPORATE BONDS - 1.47%
Consumer Discretionary - 0.56%
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016	$3,762,000	$2,501,730
Consumer Staples - 0.07%
Rite Aid Corp.
8.625%, 03/01/2015	204,000	185,640
9.375%, 12/15/2015	172,000	153,080

		338,720
Energy - 0.84%
OPTI Canada, Inc.
9.000%, 12/15/2012 (S)	209,000	211,613
9.750%, 08/15/2013 (S)	3,511,000	3,554,888

		3,766,501

TOTAL CORPORATE BONDS (Cost $7,326,247)		$6,606,951

TERM LOANS - 0.80%
Consumer Discretionary - 0.80%
Clear Channel Communications, Inc.
3.871%, 01/28/2016	2,178,000	1,644,390
3.871%, 01/28/2016	361,000	264,433
3.871%, 01/29/2016	423,963	316,912
Tribune Company
- 06/04/2014 (H)(T)	275,000	157,438
- 06/04/2014 (H)(T)	2,055,000	1,229,574

TOTAL TERM LOANS (Cost $4,169,886)		$3,612,747

RIGHTS - 0.01%
Health Care - 0.01%
Sanofi (Expiration Date: 12/31/2020, Strike
Price: EUR 2.00) (I)	61,231	$64,293

TOTAL RIGHTS (Cost $135,933)		$64,293

Mutual Shares Fund (continued)
	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 0.77%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	343,967	$3,441,360

TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,441,360)		$3,441,360

SHORT-TERM INVESTMENTS - 2.90%
U.S. Government* - 2.90%
U.S. Treasury Bills, 0.1000%, 09/22/2011	$5,000,000	$4,999,955
U.S. Treasury Bills, 0.1000%, 01/12/2012	3,000,000	2,999,757
U.S. Treasury Bills, 0.0300%, 02/23/2012	5,000,000	4,999,150

		12,998,862

TOTAL SHORT-TERM INVESTMENTS (Cost $12,997,842)		$12,998,862

Total Investments (Mutual Shares Fund)
(Cost $443,451,619) - 96.50%		$433,095,698
Other assets and liabilities, net - 3.50%		15,688,376

TOTAL NET ASSETS - 100.00%		$448,784,074

Optimized Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.50%
Consumer Discretionary - 15.21%
Hotels, Restaurants & Leisure - 2.86%
Carnival Corp.	103,384	$3,414,774
Household Durables - 2.24%
Dorel Industries, Inc., Class B	46,378	1,118,130
Lennar Corp., Class A	105,970	1,557,759

		2,675,889
Media - 2.69%
Comcast Corp., Class A	74,618	1,605,033
Omnicom Group, Inc.	39,767	1,612,552

		3,217,585
Multiline Retail - 1.68%
Target Corp.	38,919	2,010,945
Specialty Retail - 5.74%
Home Depot, Inc.	132,893	4,435,968
Lowe’s Companies, Inc.	121,032	2,412,168

		6,848,136

		18,167,329
Consumer Staples - 9.61%
Beverages - 4.71%
Diageo PLC, ADR	45,089	3,618,843
PepsiCo, Inc.	31,160	2,007,639

		5,626,482
Food & Staples Retailing - 2.75%
Safeway, Inc.	88,206	1,616,816
Walgreen Company	47,272	1,664,447

		3,281,263
Household Products - 0.98%
The Procter & Gamble Company	18,378	1,170,311
Tobacco - 1.17%
Philip Morris International, Inc.	20,222	1,401,789

		11,479,845

The accompanying notes are an integral part of the financial statements.
220

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Optimized Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 10.81%
Energy Equipment & Services - 0.98%
National Oilwell Varco, Inc.	17,690	$1,169,663
Oil, Gas & Consumable Fuels - 9.83%
Chevron Corp.	32,210	3,185,891
ConocoPhillips	44,866	3,054,029
Exxon Mobil Corp.	35,093	2,598,286
Occidental Petroleum Corp.	33,376	2,895,034

		11,733,240

		12,902,903
Financials - 23.62%
Capital Markets - 5.61%
AllianceBernstein Holding LP	20,969	355,425
Northern Trust Corp.	39,406	1,514,373
State Street Corp.	57,659	2,048,048
The Goldman Sachs Group, Inc.	23,934	2,781,609

		6,699,455
Commercial Banks - 5.61%
U.S. Bancorp	126,685	2,940,359
Wells Fargo & Company	143,936	3,756,730

		6,697,089
Diversified Financial Services - 8.73%
Bank of America Corp.	357,068	2,917,246
JPMorgan Chase & Company	113,718	4,271,248
Moody’s Corp.	105,225	3,244,087

		10,432,581
Insurance - 3.67%
Prudential Financial, Inc.	53,717	2,697,131
Stewart Information Services Corp.	176,785	1,684,761

		4,381,892

		28,211,017
Health Care - 14.22%
Biotechnology - 4.21%
Amgen, Inc.	90,634	5,021,575
Health Care Equipment & Supplies - 1.88%
Medtronic, Inc.	64,113	2,248,443
Health Care Providers & Services - 2.06%
Amsurg Corp. (I)	55,199	1,249,153
WellPoint, Inc.	19,184	1,214,347

		2,463,500
Pharmaceuticals - 6.07%
Merck & Company, Inc.	92,085	3,049,855
Novartis AG, ADR	30,028	1,755,437
Pfizer, Inc.	128,491	2,438,759

		7,244,051

		16,977,569
Industrials - 11.71%
Aerospace & Defense - 1.58%
The Boeing Company	28,219	1,886,722
Air Freight & Logistics - 2.20%
FedEx Corp.	33,325	2,623,344
Commercial Services & Supplies - 4.61%
Avery Dennison Corp.	128,789	3,749,048
Cintas Corp.	54,966	1,757,813

		5,506,861

Optimized Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Conglomerates - 2.34%
General Electric Company	171,430	$2,796,023
Professional Services - 0.98%
Robert Half International, Inc.	49,070	1,173,754

		13,986,704
Information Technology - 11.28%
Communications Equipment - 7.39%
Cisco Systems, Inc.	284,448	4,460,145
QUALCOMM, INC.	67,125	3,454,253
Tellabs, Inc.	221,905	905,372

		8,819,770
IT Services - 1.41%
Broadridge Financial Solutions, Inc.	81,138	1,689,293
Software - 2.48%
Microsoft Corp.	45,750	1,216,950
Oracle Corp.	62,269	1,747,891

		2,964,841

		13,473,904
Utilities - 1.04%
Electric Utilities - 1.04%
Entergy Corp.	19,116	1,246,554

TOTAL COMMON STOCKS (Cost $113,853,160)		$116,445,825

Total Investments (Optimized Value Fund)
(Cost $113,853,160) - 97.50%		$116,445,825
Other assets and liabilities, net - 2.50%		2,981,123

TOTAL NET ASSETS - 100.00%		$119,426,948

Real Estate Equity Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 92.44%
Consumer Discretionary - 3.06%
Hotels, Restaurants & Leisure - 3.06%
Marriott International, Inc., Class A (L)	112,773	$3,301,993
Starwood Hotels & Resorts Worldwide, Inc.	50,100	2,232,456

		5,534,449

		5,534,449
Financials - 89.38%
Real Estate Investment Trusts - 88.97%
Diversified REITs - 5.62%
Vornado Realty Trust	88,974	7,643,756
Washington Real Estate Investment Trust	81,300	2,515,423

		10,159,179
Industrial REITs - 6.03%
DCT Industrial Trust, Inc. (L)	154,000	694,540
EastGroup Properties, Inc.	44,700	1,806,327
Prologis, Inc.	293,644	7,995,926
Terreno Realty Corp.	27,500	415,525

		10,912,318
Mortgage REITs - 0.28%
Starwood Property Trust, Inc. (L)	26,900	497,650
Office REITs - 15.54%
Alexandria Real Estate Equities, Inc. (L)	26,900	1,958,589

The accompanying notes are an integral part of the financial statements.
221

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Real Estate Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Office REITs (continued)
BioMed Realty Trust, Inc.	134,200	$2,454,518
Boston Properties, Inc.	68,150	7,107,364
Douglas Emmett, Inc. (L)	211,700	3,819,068
Highwoods Properties, Inc. (L)	72,400	2,371,824
Kilroy Realty Corp. (L)	132,300	4,727,079
SL Green Realty Corp. (L)	78,600	5,678,064

		28,116,506
Residential REITs - 20.49%
AvalonBay Communities, Inc.	63,316	8,635,036
BRE Properties, Inc.	111,640	5,611,026
Camden Property Trust	91,600	6,120,712
Equity Residential	165,050	10,097,759
Essex Property Trust, Inc. (L)	38,100	5,469,255
Post Properties, Inc.	27,000	1,128,600

		37,062,388
Retail REITs - 30.39%
CBL & Associates Properties, Inc. (L)	136,614	2,009,592
Equity One, Inc. (L)	119,200	2,146,792
Federal Realty Investment Trust	78,380	7,097,309
General Growth Properties, Inc.	287,594	3,922,782
Kimco Realty Corp.	275,500	4,876,350
Regency Centers Corp. (L)	102,050	4,210,583
Simon Property Group, Inc.	161,251	18,946,993
Taubman Centers, Inc. (L)	62,100	3,578,823
The Macerich Company (L)	134,012	6,571,948
Weingarten Realty Investors (L)	66,200	1,613,294

		54,974,466
Specialized REITs - 10.62%
Healthcare Realty Trust, Inc.	170,500	2,982,045
Host Hotels & Resorts, Inc. (L)	364,762	4,315,134
Plum Creek Timber Company, Inc. (L)	68,100	2,585,757
Public Storage	75,400	9,329,242

		19,212,178

		160,934,685
Real Estate Management & Development - 0.41%
Forest City Enterprises, Inc., Class A (I)	56,141	746,114

		161,680,799

TOTAL COMMON STOCKS (Cost $80,759,470)		$167,215,248

CONVERTIBLE BONDS - 0.85%
Financials - 0.85%
Forest City Enterprises, Inc.
4.250%, 08/15/2018 (S)	$1,740,000	$1,544,250

TOTAL CONVERTIBLE BONDS (Cost $1,740,000)		$1,544,250

SECURITIES LENDING COLLATERAL - 13.86%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	2,505,544	25,067,717

TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,057,920)		$25,067,717

SHORT-TERM INVESTMENTS - 6.66%
Money Market Funds - 6.39%
T. Rowe Price Reserve Fund, 0.1269%	$11,554,282	$11,554,282

Real Estate Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Money Market Funds - 0.27%
State Street Institutional US Government
Money Market Fund, 0.0000%	$500,000	$500,000

TOTAL SHORT-TERM INVESTMENTS (Cost $12,054,282)		$12,054,282

Total Investments (Real Estate Equity Fund)
(Cost $119,611,672) - 113.81%		$205,881,497
Other assets and liabilities, net - (13.81%)		(24,982,194)

TOTAL NET ASSETS - 100.00%		$180,899,303

Real Estate Securities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.57%
Financials - 96.36%
Real Estate Investment Trusts - 96.23%
Diversified REITs - 6.21%
American Assets Trust, Inc.	173,000	$3,480,760
Colonial Properties Trust (L)	299,950	6,304,949
Liberty Property Trust (L)	263,450	8,941,493
PS Business Parks, Inc.	52,050	2,845,574
Vornado Realty Trust	68,100	5,850,471

		27,423,247
Industrial REITs - 5.51%
DuPont Fabros Technology, Inc. (L)	232,700	5,387,005
Prologis, Inc. (L)	694,817	18,919,862

		24,306,867
Office REITs - 15.08%
Boston Properties, Inc. (L)	311,164	32,451,294
Brandywine Realty Trust (L)	263,000	2,614,220
Douglas Emmett, Inc. (L)	134,350	2,423,674
Mack-Cali Realty Corp. (L)	442,800	13,793,220
SL Green Realty Corp. (L)	211,350	15,267,924

		66,550,332
Real Estate Operating Companies - 0.33%
Hudson Pacific Properties, Inc.	104,500	1,455,685
Residential REITs - 19.61%
AvalonBay Communities, Inc. (L)	154,399	21,056,936
BRE Properties, Inc. (L)	313,070	15,734,898
Camden Property Trust (L)	231,400	15,462,148
Education Realty Trust, Inc.	564,850	5,083,650
Equity Lifestyle Properties, Inc.	127,522	8,788,816
Equity Residential	94,670	5,791,911
Home Properties, Inc.	30,150	2,016,131
Post Properties, Inc.	302,600	12,648,680

		86,583,170
Retail REITs - 26.73%
Alexander’s, Inc.	3,598	1,557,574
DDR Corp.	1,203,950	14,916,941
Federal Realty Investment Trust (L)	151,000	13,673,050
General Growth Properties, Inc.	371,600	5,068,624
Glimcher Realty Trust	45,550	387,631
Ramco-Gershenson Properties Trust (L)	250,932	2,597,146
Simon Property Group, Inc. (L)	445,547	52,351,773
Tanger Factory Outlet Centers, Inc. (L)	477,700	13,437,701
Taubman Centers, Inc. (L)	243,150	14,012,735

		118,003,175

The accompanying notes are an integral part of the financial statements.
222

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Real Estate Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialized REITs - 22.76%
Chesapeake Lodging Trust	127,850	$1,639,037
Entertainment Properties Trust (L)	110,961	4,674,787
Extra Space Storage, Inc.	440,600	9,472,900
HCP, Inc. (L)	620,687	23,139,211
Health Care REIT, Inc. (L)	131,400	6,696,144
Host Hotels & Resorts, Inc. (L)	836,406	9,894,683
LTC Properties, Inc.	121,350	3,275,237
Pebblebrook Hotel Trust	333,900	5,365,773
Public Storage (L)	164,126	20,307,310
Sabra Healthcare, Inc.	27,300	319,001
Senior Housing Properties Trust	425,973	10,133,898
Strategic Hotels & Resorts, Inc. (I)	1,165,800	5,572,524

		100,490,505

		424,812,981
Real Estate Management & Development - 0.13%
Brookfield Properties Corp. (L)	35,250	591,495

		425,404,476
Health Care - 2.21%
Health Care Providers & Services - 2.21%
Brookdale Senior Living, Inc. (I)(L)	605,850	9,760,244

TOTAL COMMON STOCKS (Cost $355,345,082)		$435,164,720

SECURITIES LENDING COLLATERAL - 26.60%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	11,735,618	117,413,688

TOTAL SECURITIES LENDING
COLLATERAL (Cost $117,423,277)		$117,413,688

Total Investments (Real Estate Securities Fund)
(Cost $472,768,359) - 125.17%		$552,578,408
Other assets and liabilities, net - (25.17%)		(111,115,337)

TOTAL NET ASSETS - 100.00%		$441,463,071

Real Return Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 104.25%
U.S. Government - 103.54%
Treasury Inflation Protected Securities
0.125%, 04/15/2016	$5,624,575	$5,869,334
0.500%, 04/15/2015	7,187,109	7,547,025
0.625%, 04/15/2013 to 07/15/2021	15,365,340	15,716,640
1.125%, 01/15/2021	825,520	903,234
1.250%, 07/15/2020	7,245,350	8,024,790
1.375%, 07/15/2018	20,517,084	22,951,887
1.625%, 01/15/2015 to 01/15/2018	24,041,731	26,298,860
1.750%, 01/15/2028	21,442,051	24,683,489
1.875%, 07/15/2013 to 07/15/2019	73,995,083	78,716,174
2.000%, 01/15/2014 to 01/15/2026	88,942,590	98,329,227
2.125%, 02/15/2040 to 02/15/2041	22,378,872	27,525,874
2.375%, 01/15/2017 to 01/15/2027 (F)	62,773,293	74,491,316
2.500%, 07/15/2016 to 01/15/2029	23,712,086	29,514,890
2.625%, 07/15/2017	19,822,166	23,569,784
3.000%, 07/15/2012	47,785,453	49,446,762
3.375%, 01/15/2012 (D)(F)	28,984,728	29,337,994
3.375%, 04/15/2032	9,919,416	14,511,798
3.625%, 04/15/2028	24,989,443	35,777,860

Real Return Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
Treasury Inflation Protected
Securities (continued)
3.875%, 04/15/2029		$56,442,796	$84,395,188
U.S. Treasury Bonds 8.000%, 11/15/2021		4,300,000	6,568,250

			664,180,376
U.S. Government Agency - 0.71%
FDIC Structured Sale Guaranteed
Notes Zero Coupon 10/25/2011 (S)(Z)		4,500,000	4,498,875
Federal National Mortgage Association
1.463%, 10/01/2044 (P)		54,957	54,438

			4,553,313

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $653,559,214)			$668,733,689

FOREIGN GOVERNMENT
OBLIGATIONS - 4.67%
Australia - 2.67%
Commonwealth of Australia
3.000%, 09/20/2025	AUD	13,400,000	17,132,574
Canada - 0.50%
Government of Canada
2.750%, 09/01/2016	CAD	3,000,000	3,221,469
Italy - 1.50%
Republic of Italy
2.100%, 09/15/2021	EUR	7,917,984	9,628,253

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $26,701,502)			$29,982,296

CORPORATE BONDS - 25.60%
Consumer Discretionary - 0.94%
EchoStar DBS Corp.
6.375%, 10/01/2011		$1,708,000	1,712,270
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)		1,000,000	1,040,547
Macy’s Retail Holdings, Inc.
7.450%, 07/15/2017		450,000	536,396
Pearson Dollar Finance PLC
5.700%, 06/01/2014 (S)		2,500,000	2,760,930

			6,050,143
Energy - 2.11%
Gaz Capital SA
7.343%, 04/11/2013 (S)		300,000	321,000
8.146%, 04/11/2018 (S)		400,000	477,000
Gazprom Via Gaz Capital SA
5.092%, 11/29/2015 (S)		200,000	209,250
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)		7,100,000	7,345,809
Petrobras International Finance Company
3.875%, 01/27/2016		4,300,000	4,407,990
Petroleos Mexicanos
6.500%, 06/02/2041 (S)		700,000	751,767

			13,512,816
Financials - 18.87%
Ally Financial, Inc.
6.875%, 09/15/2011		3,700,000	3,700,000
American Express Bank FSB
0.357%, 06/12/2012 (P)		700,000	698,016
American Express Centurion Bank
0.357%, 06/12/2012 (P)		5,100,000	5,087,895

The accompanying notes are an integral part of the financial statements.
223

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Real Return Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
American International Group, Inc.
0.360%, 10/18/2011 (P)		$1,200,000	$1,194,570
5.850%, 01/16/2018		2,800,000	2,844,881
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		1,500,000	1,489,200
Bank of America Corp.
0.743%, 06/11/2012 (P)	GBP	3,600,000	5,694,862
Barclays Bank PLC
6.050%, 12/04/2017 (S)		$5,200,000	5,143,824
Barclays Bank PLC (7.434% to
12/15/2017, then 3 month
LIBOR + 3.170%)
12/15/2017 (S)		600,000	540,000
BBVA Bancomer SA
6.500%, 03/10/2021 (S)		1,300,000	1,300,000
Countrywide Financial Corp, Series MTN
0.709%, 05/07/2012 (P)		1,700,000	1,668,293
Countrywide Financial Corp.
5.800%, 06/07/2012		3,400,000	3,463,784
Ford Motor Credit Company LLC
7.250%, 10/25/2011		6,350,000	6,388,062
7.800%, 06/01/2012		450,000	463,493
GMAC Canada, Ltd.
6.000%, 05/23/2012	EUR	2,000,000	2,873,002
HBOS PLC
6.750%, 05/21/2018 (S)		$1,000,000	924,401
ICICI Bank, Ltd.
2.058%, 02/24/2014 (P)(S)		1,000,000	978,062
ING Bank NV
1.570%, 10/18/2013 (P)(S)		400,000	397,248
JPMorgan Chase & Company, Series 1
1.091%, 10/12/2015 (P)	EUR	4,900,000	6,482,905
LeasePlan Corp. NV
3.000%, 05/07/2012 (S)		$1,800,000	1,828,598
Lehman Brothers Holdings, Inc.
5.125%, 06/27/2014 (H)	EUR	850,000	286,941
6.200%, 09/26/2014 (H)		$300,000	76,500
6.875%, 05/02/2018 (H)		1,200,000	295,089
7.000%, 09/27/2027 (H)		300,000	74,625
04/05/2011 (H)	EUR	36,000	12,411
Merrill Lynch & Company, Inc.
1.359%, 08/09/2013 (P)		2,100,000	2,812,358
1.457%, 09/27/2012 (P)		1,500,000	2,110,021
Morgan Stanley
0.700%, 10/18/2016 (P)		$400,000	350,756
1.870%, 03/01/2013 (P)	EUR	8,100,000	11,190,000
National Australia Bank, Ltd.
5.350%, 06/12/2013 (S)		$1,700,000	1,813,555
Pacific Life Global Funding
5.150%, 04/15/2013 (S)		600,000	632,664
Pricoa Global Funding I
0.377%, 06/26/2012 (P)(S)		7,600,000	7,564,979
Santander US Debt SA Unipersonal
1.046%, 03/30/2012 (P)(S)		12,000,000	11,969,064
SLM Corp.
5.050%, 11/14/2014		1,000,000	990,328
5.375%, 05/15/2014		4,000,000	3,981,028
5.709%, 02/01/2014 (P)		13,000	12,515
Swedbank AB
2.800%, 02/10/2012 (S)		7,200,000	7,273,505
The Goldman Sachs Group, Inc.
1.015%, 01/30/2017 (P)	EUR	1,000,000	1,193,059

Real Return Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
The Royal Bank of Scotland PLC
2.723%, 08/23/2013 (P)		$8,200,000	8,171,636
4.875%, 03/16/2015		4,200,000	4,255,440
TransCapitalInvest, Ltd.
7.700%, 08/07/2013 (S)		1,300,000	1,421,875
Vita Capital III, Ltd.
1.366%, 01/01/2012 (S)		500,000	497,750
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)		900,000	924,750

			121,071,945
Health Care - 0.85%
Cardinal Health, Inc.
6.000%, 06/15/2017		95,000	110,463
HCA, Inc.
7.250%, 09/15/2020		5,200,000	5,343,000

			5,453,463
Industrials - 1.35%
GATX Financial Corp.
5.800%, 03/01/2016		1,000,000	1,106,702
International Lease Finance Corp.
5.350%, 03/01/2012		4,300,000	4,257,000
6.500%, 09/01/2014 (S)		700,000	710,500
6.625%, 11/15/2013		600,000	585,000
6.750%, 09/01/2016 (S)		700,000	707,000
7.125%, 09/01/2018 (S)		1,300,000	1,313,000

			8,679,202
Information Technology - 0.52%
NXP BV/NXP Funding LLC
4.355%, 10/15/2013 (P)	EUR	2,405,045	3,333,930
Materials - 0.50%
Cemex SAB de CV
5.246%, 09/30/2015 (P)(S)		$2,700,000	2,106,000
RPM International, Inc.
6.500%, 02/15/2018		1,000,000	1,105,675

			3,211,675
Telecommunication Services - 0.46%
TDC A/S
3.500%, 02/23/2015	EUR	2,000,000	2,922,389

TOTAL CORPORATE BONDS (Cost $162,572,451)			$164,235,563

MUNICIPAL BONDS - 0.29%
New Jersey - 0.09%
Tobacco Settlement Financing Corp. of
New Jersey
5.000%, 06/01/2041		$900,000	593,658
Ohio - 0.09%
Buckeye Tobacco Settlement Financing
Authority
6.000%, 06/01/2042		800,000	579,456
West Virginia - 0.11%
Tobacco Settlement Finance Authority
7.467%, 06/01/2047		945,000	693,507

TOTAL MUNICIPAL BONDS (Cost $2,468,519)			$1,866,621

The accompanying notes are an integral part of the financial statements.
224

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Real Return Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

TERM LOANS - 0.30%
Utilities - 0.30%
NRG Energy, Inc. 4.000%, 07/01/2018		$2,000,000	$1,935,000

TOTAL TERM LOANS (Cost $1,995,000)			$1,935,000

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.53%
Commercial & Residential - 3.40%
Banc of America
Commercial Mortgage, Inc.
Series 2007-3 A2FL,
0.376%, 06/10/2049 (P)(S)		134,517	130,535
Series 2007-3 A2,
5.801%, 06/10/2049 (P)		134,517	136,909
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
1.957%, 11/15/2015 (P)(S)		3,004,682	2,679,585
Banc of America Mortgage
Securities, Inc., Series 2005-A,
Class 2A2 2.880%, 02/25/2035 (P)		688,019	578,006
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2005-5, Class A1,
2.220%, 08/25/2035 (P)		294,499	273,339
Series 2005-5, Class A2,
2.400%, 08/25/2035 (P)		518,310	477,987
Series 2003-3, Class 3A2,
2.604%, 05/25/2033 (P)		117,169	111,949
Series 2005-2, Class A1,
2.710%, 03/25/2035 (P)		943,632	849,361
Series 2005-2, Class A2,
2.731%, 03/25/2035 (P)		289,636	267,376
Citicorp Mortgage Securities, Inc.,
Series 2007-3, Class 3A1
5.500%, 04/25/2037		896,424	787,272
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A3,
2.100%, 08/25/2035 (P)		83,489	75,091
Series 2005-6, Class A1,
2.370%, 08/25/2035 (P)		376,704	344,162
Series 2005-6, Class A2,
2.450%, 08/25/2035 (P)		396,272	329,574
Series 2005-11, Class 1A1,
2.660%, 12/25/2035 (P)		69,441	59,831
Harborview Mortgage Loan Trust,
Series 2004-1, Class 2A
2.707%, 04/19/2034 (P)		8,712,751	7,955,238
JPMorgan Mortgage Trust,
Series 2007-A1, Class 4A2
2.784%, 07/25/2035 (P)		724,234	669,050
MASTR Alternative Loans Trust,
Series 2006-2, Class 2A1
0.618%, 03/25/2036 (P)		735,378	207,062
New York Mortgage Trust, Inc.,
Series 2006-1, Class 2A3
2.816%, 05/25/2036 (P)		1,681,206	1,380,623
Residential Accredit Loans, Inc.,
Series 2006-QO6, Class A1
0.398%, 06/25/2046 (P)		1,223,724	426,949
Swan, Series 2010-1, Class A
6.150%, 04/25/2041 (P)	AUD	2,014,413	2,120,136
Thornburg Mortgage Securities Trust,
Series 2007-2 ,Class A2A
0.348%, 06/25/2037 (P)		$713,151	690,922

Real Return Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
WaMu Mortgage Pass-Through
Certificates, Series 2007-HY3,
Class 4A1 2.647%, 03/25/2037 (P)		$1,035,104	$838,542
Washington Mutual Alternative Mortgage
Pass-Through Certificates,
Series 2006-5, Class 3A6
6.268%, 07/25/2036		801,992	422,523
U.S. Government Agency - 1.13%
Federal Home Loan Mortgage Corp.,
Series 2979, Class MB
5.500%, 11/15/2018		511,146	524,217
Federal National Mortgage Association
Series 2007-63, Class FC,
0.568%, 07/25/2037 (P)		6,540,473	6,503,914
Series 2003-34, Class A1,
6.000%, 04/25/2043		16,366	18,174
Series 2004-T3, Class 1A1,
6.000%, 02/25/2044		23,465	26,153
Series 2004-W12, Class 1A1,
6.000%, 07/25/2044		131,691	146,316

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $29,928,568)			$29,030,796

ASSET BACKED SECURITIES - 5.33%
AMMC CDO, Series 2005-5A, Class A1A
0.482%, 08/08/2017 (P)(S)		2,082,462	1,996,948
ARES CLO Funds, Series 2006-6RA,
Class A1B
0.477%, 03/12/2018 (P)(S)		1,277,517	1,255,269
Argent Securities, Inc., Series 2005-W2,
Class A2B1
0.418%, 10/25/2035 (P)		220,221	198,127
Babson CLO Ltd./Cayman Islands,
Series 2004-2A, Class A2A
0.606%, 11/15/2016 (P)(S)		533,175	526,527
Citibank Omni Master Trust,
Series 2009-A14A, Class A14
2.957%, 08/15/2018 (P)(S)		4,800,000	5,029,886
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-OPX1, Class A5A
5.764%, 01/25/2037		790,503	430,405
Duane Street CLO, Series 2005-1A,
Class A2
0.519%, 11/08/2017 (P)(S)		485,188	466,800
First Franklin Mortgage Loan Asset
Backed Certificates, Series 2006-FF15,
Class A3
0.268%, 11/25/2036 (P)		59,748	59,516
Harvest CLO SA, Series IX, Class A1
2.003%, 03/29/2017 (P)	EUR	302,076	413,972
Katonah, Ltd., Series 6A, Class A1A
0.567%, 09/20/2016 (P)(S)		$1,224,557	1,202,307
Magnolia Funding, Ltd.
Series 2010-1A, Class A,
1.835%, 04/11/2021	EUR	650,639	830,384
Series 2010-1A, Class A1,
3.000%, 04/20/2017 (S)		569,999	817,154
MBNA Credit Card Master Note Trust,
Series 2002-A2, Class A
5.600%, 07/17/2014		3,700,000	5,384,649
Race Point CLO, Series 2A, Class A1
0.836%, 05/15/2015 (P)(S)		$191,249	188,930

The accompanying notes are an integral part of the financial statements.
225

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Real Return Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-9,
Class A
1.753%, 04/25/2023 (P)(S)		$14,462,309	$14,859,882
Wood Street CLO BV, Series II-A,
Class A1
1.763%, 03/29/2021 (S)	EUR	394,198	537,442

TOTAL ASSET BACKED SECURITIES (Cost $33,787,918)			$34,198,198

PREFERRED SECURITIES - 0.08%
Financials - 0.08%
Wells Fargo & Company, Series L, 7.500%		$500	$520,485

TOTAL PREFERRED SECURITIES (Cost $500,000)			$520,485

OPTIONS PURCHASED - 0.00%
Put Options - 0.00%
Over the Counter USD Purchased Options
on Interest Rate Swaption (Expiration
Date: 11/19/2012; Strike Price: $2.00;
Counterparty: Goldman Sachs Capital
Markets LP) (I)		12,600,000	9,329

TOTAL OPTIONS PURCHASED (Cost $30,555)			$9,329

SHORT-TERM INVESTMENTS - 0.60%
U.S. Government* - 0.60%
U.S. Treasury Bill
0.001%, 10/20/2011 (D)		$990,000	989,995
0.003%, 11/03/2011		600,000	599,996
0.010%, 10/20/2011 (D)		340,000	339,999
0.020%, 11/10/2011		590,000	589,976
0.022%, 09/01/2011		860,000	859,980
0.033%, 11/25/2011		450,000	449,954

			3,829,900

TOTAL SHORT-TERM INVESTMENTS (Cost $3,829,900)			$3,829,900

Total Investments (Real Return Bond Fund)
(Cost $915,373,627) - 145.65%			$934,341,877
Other assets and liabilities, net - (45.65%)			(292,839,003)

TOTAL NET ASSETS - 100.00%			$641,502,874

SALE COMMITMENTS OUTSTANDING

U.S. GOVERNMENT AGENCY - (6.21)%
Treasury Inflation Protected Securities
3.000%, 07/15/2012		(38,524,012)	(39,863,338)

TOTAL U.S. GOVERNMENT AGENCY (Cost $(39,713,835))			$(39,863,338)

Retirement 2010 Portfolio
		Shares or
		Principal
		Amount	Value

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 8.06%
John Hancock Funds II (G) - 8.06%
Index 500, Class NAV (John Hancock) (A)(2)		343,508	$3,122,492
International Equity Index, Class NAV (SSgA)		63,699	1,054,215

Retirement 2010 Portfolio (continued)
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES (continued)
Fixed Income - 91.96%
John Hancock Funds II (G) - 91.96%
Total Bond Market,
Class NAV (Declaration) (A)	4,497,530	$47,628,844
Total investments (Retirement 2010 Portfolio)
(Cost $50,619,896) - 100.02%		$51,805,551
Other assets and liabilities, net - (0.02%)		(9,330)

TOTAL NET ASSETS - 100.00%		$51,796,221

Retirement 2015 Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 23.36%
John Hancock Funds II (G) - 23.36%
Index 500, Class NAV (John Hancock) (A)(2)	1,301,004	$11,826,125
International Equity Index, Class NAV (SSgA)	241,354	3,994,413
Mid Cap Index, Class NAV
(John Hancock) (A)(2)	17,133	325,529
Small Cap Index, Class NAV
(John Hancock) (A)(2)	17,429	217,514
Fixed Income - 76.66%
John Hancock Funds II (G) - 76.66%
Total Bond Market,
Class NAV (Declaration) (A)	5,070,305	53,694,527
Total investments (Retirement 2015 Portfolio)
(Cost $69,618,872) - 100.02%		$70,058,108
Other assets and liabilities, net - (0.02%)		(10,521)

TOTAL NET ASSETS - 100.00%		$70,047,587

Retirement 2020 Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 44.13%
John Hancock Funds II - 44.13%
Index 500, Class NAV (John Hancock) (A)(2)	3,312,673	$30,112,201
International Equity Index, Class NAV (SSgA)	621,748	10,289,936
Mid Cap Index, Class NAV
(John Hancock) (A)(2)	189,072	3,592,369
Small Cap Index, Class NAV
(John Hancock) (A)(2)	169,967	2,121,190
Fixed Income - 55.89%
John Hancock Funds II - 55.89%
Total Bond Market,
Class NAV (Declaration) (A)	5,514,924	58,403,047
Total investments (Retirement 2020 Portfolio)
(Cost $105,726,563) - 100.02%		$104,518,743
Other assets and liabilities, net - (0.02%)		(15,766)

TOTAL NET ASSETS - 100.00%		$104,502,977

The accompanying notes are an integral part of the financial statements.
226

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Retirement 2025 Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 100.01%
Equity - 62.54%
John Hancock Funds II - 62.54%
Index 500, Class NAV (John Hancock) (A)(2)	5,546,227	$50,415,199
International Equity Index, Class NAV (SSgA)	1,003,583	16,609,300
Mid Cap Index, Class NAV
(John Hancock) (A)(2)	299,975	5,699,533
Small Cap Index, Class NAV
(John Hancock) (A)(2)	321,651	4,014,208
Fixed Income - 37.47%
John Hancock Funds II - 37.47%
Total Bond Market,
Class NAV (Declaration) (A)	4,341,011	45,971,307
Total investments (Retirement 2025 Portfolio)
(Cost $125,811,330) - 100.01%		$122,709,547
Other assets and liabilities, net - (0.01%)		(18,275)

TOTAL NET ASSETS - 100.00%		$122,691,272

Retirement 2030 Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 73.02%
John Hancock Funds II - 73.02%
Index 500, Class NAV (John Hancock) (A)(2)	4,800,172	$43,633,564
International Equity Index, Class NAV (SSgA)	872,063	14,432,648
Mid Cap Index, Class NAV
(John Hancock) (A)(2)	249,829	4,746,748
Small Cap Index, Class NAV
(John Hancock) (A)(2)	307,204	3,833,911

FIXED INCOME - 27.00%
John Hancock Funds II - 27.00%
Total Bond Market,
Class NAV (Declaration) (A)	2,327,344	24,646,574
Total investments (Retirement 2030 Portfolio)
(Cost $94,538,210) - 100.02%		$91,293,445
Other assets and liabilities, net - (0.02%)		(13,753)

TOTAL NET ASSETS - 100.00%		$91,279,692

Retirement 2035 Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 100.01%
Equity - 79.01%
John Hancock Funds II - 79.01%
Index 500, Class NAV (John Hancock) (A)(2)	4,228,656	$38,438,478
International Equity Index, Class NAV (SSgA)	787,413	13,031,692

Retirement 2035 Portfolio (continued)
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES (continued)
John Hancock Funds II (continued)
Mid Cap Index, Class NAV
(John Hancock) (A)(2)	220,413	$4,187,850
Small Cap Index, Class NAV
(John Hancock) (A)(2)	275,643	3,440,020
Fixed Income - 21.00%
John Hancock Funds II - 21.00%
Total Bond Market,
Class NAV (Declaration) (A)	1,482,950	15,704,437
Total investments (Retirement 2035 Portfolio)
(Cost $77,714,243) - 100.01%		$74,802,477
Other assets and liabilities, net - (0.01%)		(10,978)

TOTAL NET ASSETS - 100.00%		$74,791,499

Retirement 2040 Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 100.01%
Equity - 82.01%
John Hancock Funds II (G) - 82.01%
Index 500, Class NAV (John Hancock) (A)(2)	2,901,311	$26,372,919
International Equity Index, Class NAV (SSgA)	545,155	9,022,314
Mid Cap Index, Class NAV
(John Hancock) (A)(2)	151,329	2,875,243
Small Cap Index, Class NAV
(John Hancock) (A)(2)	190,666	2,379,512
Fixed Income - 18.00%
John Hancock Funds II (G) - 18.00%
Total Bond Market,
Class NAV (Declaration) (A)	842,603	8,923,168
Total investments (Retirement 2040 Portfolio)
(Cost $51,597,622) - 100.01%		$49,573,156
Other assets and liabilities, net - (0.01%)		(7,212)

TOTAL NET ASSETS - 100.00%		$49,565,944

Retirement 2045 Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity - 82.02%
John Hancock Funds II (G) - 82.02%
Index 500, Class NAV (John Hancock) (A)(2)	2,569,345	$23,355,343
International Equity Index, Class NAV (SSgA)	482,779	7,989,986
Mid Cap Index, Class NAV
(John Hancock) (A)(2)	134,014	2,546,259
Small Cap Index, Class NAV
(John Hancock) (A)(2)	168,850	2,107,249

The accompanying notes are an integral part of the financial statements.
227

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Retirement 2045 Portfolio (continued)
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES (continued)
Fixed Income - 18.00%
John Hancock Funds II (G) - 18.00%
Total Bond Market,
Class NAV (Declaration) (A)	746,193	$7,902,184
Total investments (Retirement 2045 Portfolio)
(Cost $45,927,362) - 100.02%		$43,901,021
Other assets and liabilities, net - (0.02%)		(7,031)

TOTAL NET ASSETS - 100.00%		$43,893,990

Retirement 2050 Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 100.00%
Equity - 82.00%
John Hancock Funds II (G) - 82.00%
Index 500, Class NAV (John Hancock) (A)(2)	619,880	$5,634,712
International Equity Index, Class NAV (SSgA)	116,475	1,927,666
Mid Cap Index, Class NAV
(John Hancock) (A)(2)	32,332	614,311
Small Cap Index, Class NAV
(John Hancock) (A)(2)	40,737	508,395
Fixed Income - 18.00%
John Hancock Funds II (G) - 18.00%
Total Bond Market,
Class NAV (Declaration) (A)	180,027	1,906,482
Total investments (Retirement 2050 Portfolio)
(Cost $10,960,555) - 100.00%		$10,591,566
Other assets and liabilities, net - 0.00%		(476)

TOTAL NET ASSETS - 100.00%		$10,591,090

Short Term Government Income Fund
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 95.89%
U.S. Government - 24.56%
U.S. Treasury Notes
0.750%, 08/15/2013	$7,200,000	$7,277,062
1.125%, 12/15/2012	5,130,000	5,192,725
1.250%, 09/30/2015	1,840,000	1,883,700
1.375%, 11/30/2015	1,255,000	1,289,904
1.500%, 12/31/2013	6,050,000	6,227,247
1.750%, 03/31/2014	690,000	716,252
2.000%, 01/31/2016 to 04/30/2016	2,575,000	2,711,714
2.125%, 05/31/2015	5,635,000	5,964,309
2.500%, 04/30/2015	2,800,000	3,000,155

		34,263,068
U.S. Government Agency - 71.33%
Federal Agricultural Mortgage Corp.
2.000%, 07/27/2016	1,536,000	1,569,824
2.125%, 09/15/2015	3,580,000	3,729,218
2.375%, 07/22/2015	4,990,000	5,226,351

Short Term Government Income Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Agricultural Mortgage Corp. (continued)
3.150%, 06/05/2014	$3,500,000	$3,725,404
3.250%, 08/11/2014	805,000	859,596
5.125%, 04/19/2017 (S)	1,510,000	1,765,791
Federal Farm Credit Bank
1.150%, 09/14/2015	2,045,000	2,038,638
1.370%, 12/15/2014	4,730,000	4,740,255
1.625%, 11/19/2014	1,825,000	1,877,801
2.625%, 04/17/2014	1,980,000	2,086,336
Federal Home Loan Bank
1.125%, 09/15/2015	4,105,000	4,100,957
1.375%, 01/13/2015 to 03/07/2016	4,710,000	4,696,748
1.480%, 03/21/2016	1,850,000	1,841,033
1.550%, 08/24/2016	3,880,000	3,868,449
Federal Home Loan Mortgage Corp.
1.125%, 08/08/2014	2,500,000	2,506,518
1.250%, 12/29/2014	3,176,000	3,194,634
4.271%, 09/01/2039 (P)	676,210	722,601
4.500%, 10/01/2024 to 11/01/2024	2,293,504	2,441,965
5.000%, 09/01/2015	1,604,622	1,724,508
Federal National Mortgage Association
0.850%, 09/12/2014	2,045,000	2,060,010
1.250%, 07/18/2014	2,500,000	2,506,388
1.500%, 04/18/2014	4,425,000	4,456,807
2.375%, 07/28/2015	2,365,000	2,507,255
3.181%, 10/01/2040 (P)	3,941,326	4,094,572
3.288%, 05/01/2041 (P)	976,398	1,022,295
3.553%, 07/01/2039 (P)	221,844	232,471
4.282%, 05/01/2034 (P)	239,159	253,842
4.500%, 07/01/2025	1,268,314	1,352,377
4.949%, 04/01/2048 (P)	20,924	22,701
5.500%, 05/01/2034 to 08/01/2040	3,955,621	4,344,950
6.000%, 02/01/2037 to 05/01/2037	2,797,815	3,107,486
6.500%, 01/01/2039	5,872,903	6,566,824
Government National Mortgage Association
3.500%, 10/20/2039 (P)	239,401	253,906
4.000%, 08/20/2039 (P)	841,660	899,911
Tennessee Valley Authority
4.375%, 06/15/2015	4,745,000	5,362,391
4.750%, 08/01/2013	1,460,000	1,579,301
6.000%, 03/15/2013	1,342,000	1,457,156
6.790%, 05/23/2012	4,525,000	4,735,250

		99,532,520

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $131,273,134)		$133,795,588

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.36%
U.S. Government Agency - 3.36%
Federal Home Loan Mortgage Corp.,
Series 3499, Class PA 4.500%, 08/15/2036	1,280,423	1,359,119
Federal National Mortgage Association,
Series 2010-53, Class MA
4.500%, 09/25/2037	942,071	1,000,274
Government National Mortgage Association
Series 2010-88, Class BA,
4.500%, 01/20/2036	1,889,916	1,994,206

The accompanying notes are an integral part of the financial statements.
228

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Short Term Government Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
Series 2010-91, Class GA,
4.500%, 09/20/2036	$317,534	$341,208

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $4,661,716)		$4,694,807

Total Investments (Short Term Government Income Fund)
(Cost $135,934,850) - 99.25%		$138,490,395
Other assets and liabilities, net - 0.75%		1,039,556

TOTAL NET ASSETS - 100.00%		$139,529,951

Small Cap Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.85%
Consumer Discretionary - 17.23%
Diversified Consumer Services - 1.82%
Weight Watchers International, Inc.	45,180 $	2,734,294
Hotels, Restaurants & Leisure - 1.85%
AFC Enterprises, Inc. (I)	56,013	727,609
Texas Roadhouse, Inc., Class A	43,201	617,774
The Cheesecake Factory, Inc. (I)(L)	52,467	1,440,219

		2,785,602
Household Durables - 0.86%
Tempur-Pedic International, Inc. (I)(L)	22,340	1,301,082
Internet & Catalog Retail - 1.62%
Shutterfly, Inc. (I)	45,430	2,437,775
Leisure Equipment & Products - 0.80%
Brunswick Corp.	75,632	1,201,792
Media - 0.80%
Cinemark Holdings, Inc. (L)	57,530	1,205,254
Specialty Retail - 4.93%
Express, Inc.	106,430	2,031,749
GNC Holdings, Inc., Class A (I)	64,140	1,552,188
Lumber Liquidators Holdings, Inc. (I)(L)	70,730	1,070,852
Rue21, Inc. (I)(L)	40,000	1,002,400
Ulta Salon Cosmetics & Fragrance, Inc. (I)	29,770	1,758,812

		7,416,001
Textiles, Apparel & Luxury Goods - 4.55%
Columbia Sportswear Company (L)	21,250	1,119,663
Deckers Outdoor Corp. (I)	17,870	1,589,715
Hanesbrands, Inc. (I)	99,398	2,838,807
Steven Madden, Ltd. (I)(L)	35,820	1,293,818

		6,842,003

		25,923,803
Consumer Staples - 5.03%
Food & Staples Retailing - 0.69%
The Fresh Market, Inc. (I)(L)	26,760	1,033,204
Food Products - 4.34%
Diamond Foods, Inc. (L)	11,550	910,833

Small Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Green Mountain Coffee Roasters, Inc. (I)	53,670	$5,621,396

		6,532,229

		7,565,433
Energy - 7.36%
Energy Equipment & Services - 5.07%
Atwood Oceanics, Inc. (I)	41,195	1,733,898
Gulfmark Offshore, Inc., Class A (I)	49,360	1,950,214
Hornbeck Offshore Services, Inc. (I)	35,313	860,931
ION Geophysical Corp. (I)(L)	198,540	1,403,678
Tidewater, Inc. (L)	31,340	1,679,824

		7,628,545
Oil, Gas & Consumable Fuels - 2.29%
Carrizo Oil & Gas, Inc. (I)	10,800	324,216
James River Coal Company (I)(L)	82,333	890,843
Rosetta Resources, Inc. (I)	48,720	2,238,684

		3,453,743

		11,082,288
Financials - 1.87%
Capital Markets - 0.57%
Knight Capital Group, Inc., Class A (I)	66,900	863,679
Commercial Banks - 1.17%
Signature Bank (I)	31,555	1,754,774
Consumer Finance - 0.13%
Netspend Holdings, Inc. (I)(L)	32,200	190,624

		2,809,077
Health Care - 20.15%
Biotechnology - 4.05%
Ardea Biosciences, Inc. (I)	30,107	488,637
Exelixis, Inc. (I)	87,800	656,744
Immunogen, Inc. (I)	52,600	571,236
Incyte Corp. (I)(L)	69,490	1,116,704
Ironwood Pharmaceuticals, Inc. (I)	78,980	1,006,205
Onyx Pharmaceuticals, Inc. (I)(L)	29,360	999,121
Seattle Genetics, Inc. (I)(L)	72,380	1,258,688

		6,097,335
Health Care Equipment & Supplies - 7.73%
Gen-Probe, Inc. (I)	46,460	2,786,206
HeartWare International, Inc. (I)(L)	16,430	1,031,968
Insulet Corp. (I)	55,780	975,034
NuVasive, Inc. (I)(L)	59,600	1,444,108
Orthofix International NV (I)	28,890	1,058,963
Tornier BV (I)(L)	55,690	1,302,589
Volcano Corp. (I)(L)	58,080	1,739,496
Zoll Medical Corp. (I)	28,850	1,289,018

		11,627,382
Health Care Providers & Services - 2.44%
Catalyst Health Solutions, Inc. (I)	34,620	1,859,781
WellCare Health Plans, Inc. (I)	39,410	1,806,160

		3,665,941
Health Care Technology - 2.21%
Allscripts Healthcare Solutions, Inc. (I)	60,070	1,078,557
SXC Health Solutions Corp. (I)	41,186	2,252,462

		3,331,019
Life Sciences Tools & Services - 3.01%
Parexel International Corp. (I)	69,998	1,426,559
Pharmaceutical Product Development, Inc.	69,910	2,200,767

The accompanying notes are an integral part of the financial statements.
229

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
WuXi PharmaTech Cayman, Inc., ADR (I)	65,400	$896,634

		4,523,960
Pharmaceuticals - 0.71%
Salix Pharmaceuticals, Ltd. (I)	35,090	1,068,491

		30,314,128
Industrials - 19.38%
Aerospace & Defense - 3.51%
DigitalGlobe, Inc. (I)	104,170	2,360,492
Moog, Inc., Class A (I)	34,550	1,377,854
Teledyne Technologies, Inc. (I)	28,319	1,545,934

		5,284,280
Airlines - 1.61%
Copa Holdings SA, Class A	35,120	2,427,494
Building Products - 0.67%
Trex Company, Inc. (I)(L)	55,376	1,010,058
Commercial Services & Supplies - 5.26%
Corrections Corp. of America (I)	137,208	3,113,250
Interface, Inc., Class A	69,550	1,048,814
Sykes Enterprises, Inc. (I)	92,744	1,451,444
The Geo Group, Inc. (I)(L)	107,290	2,303,516

		7,917,024
Construction & Engineering - 0.81%
Aecom Technology Corp. (I)	53,300	1,210,976
Machinery - 0.47%
Commercial Vehicle Group, Inc. (I)	32,526	233,862
Meritor, Inc. (I)	56,496	477,391

		711,253
Professional Services - 2.63%
The Advisory Board Company (I)	53,260	3,311,707
TrueBlue, Inc. (I)	46,033	646,764

		3,958,471
Road & Rail - 2.97%
Con-way, Inc.	14,669	375,380
J.B. Hunt Transport Services, Inc.	35,425	1,423,731
Old Dominion Freight Line, Inc. (I)	44,940	1,443,473
Vitran Corp., Inc. (I)	19,490	121,033
Werner Enterprises, Inc. (L)	47,200	1,098,816

		4,462,433
Trading Companies & Distributors - 1.45%
Beacon Roofing Supply, Inc. (I)(L)	52,830	980,525
United Rentals, Inc. (I)(L)	71,470	1,192,120

		2,172,645

		29,154,634
Information Technology - 25.80%
Communications Equipment - 4.39%
Acme Packet, Inc. (I)	34,325	1,616,364
Aruba Networks, Inc. (I)(L)	94,465	2,014,933
Finisar Corp. (I)	31,600	583,336
Ixia (I)(L)	74,600	640,814
Polycom, Inc. (I)	73,570	1,750,966

		6,606,413
Electronic Equipment, Instruments & Components - 1.60%
Jabil Circuit, Inc.	139,860	2,356,641
Universal Display Corp. (I)(L)	1,060	52,014

		2,408,655

Small Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services - 4.70%
Ancestry.com, Inc. (I)(L)	25,850	$923,104
Demand Media, Inc. (I)	56,170	485,871
Dice Holdings, Inc. (I)	131,780	1,329,665
IAC/InterActiveCorp (I)	56,650	2,239,375
Liquidity Services, Inc. (I)	16,123	386,952
LivePerson, Inc. (I)	87,803	1,031,685
Velti PLC (I)	70,438	666,343

		7,062,995
IT Services - 3.49%
Forrester Research, Inc.	54,578	1,839,279
Sapient Corp. (L)	181,520	1,947,710
Syntel, Inc. (L)	31,900	1,459,744

		5,246,733
Semiconductors & Semiconductor Equipment - 4.43%
Applied Micro Circuits Corp. (I)(L)	161,259	917,564
Cavium, Inc. (I)(L)	29,810	959,584
Cypress Semiconductor Corp. (I)	46,270	732,917
Mindspeed Technologies, Inc. (I)(L)	107,720	624,776
Netlogic Microsystems, Inc. (I)	42,130	1,264,743
Skyworks Solutions, Inc. (I)	105,250	2,171,308

		6,670,892
Software - 7.19%
Ariba, Inc. (I)	61,580	1,670,665
Aspen Technology, Inc. (I)	3,200	53,728
BroadSoft, Inc. (I)(L)	49,190	1,487,998
Cadence Design Systems, Inc. (I)	318,290	2,941,000
Concur Technologies, Inc. (I)(L)	33,960	1,420,207
Magma Design Automation, Inc. (I)(L)	15,599	79,399
MICROS Systems, Inc. (I)	2,400	114,384
MicroStrategy, Inc., Class A (I)	13,010	1,598,669
QLIK Technologies, Inc. (I)	33,500	850,230
RealPage, Inc. (I)	29,092	605,695

		10,821,975

		38,817,663
Materials - 1.03%
Chemicals - 1.03%
Methanex Corp.	59,670	1,552,613

TOTAL COMMON STOCKS (Cost $136,985,408)		$147,219,639

SECURITIES LENDING COLLATERAL - 14.87%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	2,236,319	22,374,150

TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,376,513)		$22,374,150

SHORT-TERM INVESTMENTS - 3.85%
Repurchase Agreement - 3.85%
Deutsche Bank Tri-Party Repurchase
Agreement dated 08-31-2011 at 0.060% to
be repurchased at $5,800,010 on
09-01-2011, collateralized by $5,895,295
Federal National Mortgage Association,
4.500% due 08-01-2024 (valued at
$5,916,000, including interest)	$5,800,000	$5,800,000

TOTAL SHORT-TERM INVESTMENTS (Cost $5,800,000)		$5,800,000

Total Investments (Small Cap Growth Fund)
(Cost $165,161,921) - 116.57%		$175,393,789
Other assets and liabilities, net - (16.57%)		(24,934,933)

TOTAL NET ASSETS - 100.00%		$150,458,856

The accompanying notes are an integral part of the financial statements.
230

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 93.80%
Consumer Discretionary - 12.42%
Auto Components - 0.76%
American Axle &
Manufacturing Holdings, Inc. (I)	5,152	$48,171
Amerigon, Inc. (I)	1,785	23,865
Cooper Tire & Rubber Company	4,741	57,508
Dana Holding Corp. (I)	11,198	142,775
Dorman Products, Inc. (I)	841	27,206
Drew Industries, Inc.	1,480	29,467
Exide Technologies (I)	5,981	33,733
Fuel Systems Solutions, Inc. (I)	1,335	28,209
Modine Manufacturing Company (I)	3,614	41,633
Motorcar Parts of America, Inc. (I)	1,111	11,288
Spartan Motors, Inc.	2,740	12,549
Standard Motor Products, Inc.	1,590	20,940
Stoneridge, Inc. (I)	2,122	16,912
Superior Industries International, Inc.	1,814	31,237
Tenneco, Inc. (I)	4,643	152,337

		677,830
Automobiles - 0.02%
Winnebago Industries, Inc. (I)(L)	2,329	18,283
Distributors - 0.17%
Audiovox Corp., Class A (I)	1,477	9,468
Core-Mark Holding Company, Inc. (I)	930	33,034
Pool Corp. (L)	3,713	96,278
Weyco Group, Inc.	630	14,333

		153,113
Diversified Consumer Services - 1.19%
American Public Education, Inc. (I)	1,389	57,255
Archipelago Learning, Inc. (I)(L)	1,146	10,646
Ascent Media Corp., Class A (I)	1,130	54,127
Bridgepoint Education, Inc. (I)(L)	1,366	30,161
Capella Education Company (I)(L)	1,223	39,112
Coinstar, Inc. (I)(L)	2,395	109,188
Corinthian Colleges, Inc. (I)(L)	6,026	13,257
Grand Canyon Education, Inc. (I)	2,231	34,692
Hillenbrand, Inc.	4,792	97,757
K12, Inc. (I)	2,007	53,948
Lincoln Educational Services Corp.	1,716	16,868
Mac-Gray Corp.	943	13,070
Matthews International Corp., Class A	2,287	76,409
Regis Corp.	4,430	65,431
Sotheby’s	5,167	192,264
Steiner Leisure, Ltd. (I)	1,161	46,312
Stewart Enterprises, Inc., Class A (L)	6,005	36,390
Strayer Education, Inc. (L)	935	88,498
Universal Technical Institute, Inc. (I)	1,663	24,213

		1,059,598
Hotels, Restaurants & Leisure - 2.53%
AFC Enterprises, Inc. (I)	2,001	25,993
Ambassadors Group, Inc.	1,803	13,703
Ameristar Casinos, Inc.	2,503	46,731
Benihana, Inc., Class A (I)	1,169	9,481
Biglari Holdings, Inc. (I)	93	30,621
BJ’s Restaurants, Inc. (I)	1,848	85,322
Bob Evans Farms, Inc.	2,337	74,223
Boyd Gaming Corp. (I)(L)	4,207	26,294
Bravo Brio Restaurant Group, Inc. (I)	1,515	31,436
Buffalo Wild Wings, Inc. (I)	1,403	86,467
Caribou Coffee Company, Inc. (I)(L)	1,053	15,995
Carrols Restaurant Group, Inc. (I)	1,192	11,014
CEC Entertainment, Inc.	1,554	48,267
Churchill Downs, Inc.	1,002	43,868

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store, Inc.	1,759	$74,511
Denny’s Corp. (I)	7,903	29,952
DineEquity, Inc. (I)	1,193	49,987
Domino’s Pizza, Inc. (I)	4,732	131,218
Gaylord Entertainment Company (I)	2,711	68,155
International Speedway Corp., Class A	2,269	57,088
Interval Leisure Group, Inc. (I)	3,182	40,093
Isle of Capri Casinos, Inc. (I)	1,719	11,242
Jack in the Box, Inc. (I)	3,798	78,884
Jamba, Inc. (I)	5,929	10,435
Krispy Kreme Doughnuts, Inc. (I)	4,475	40,678
Life Time Fitness, Inc. (I)	3,235	124,030
Marcus Corp.	1,796	17,565
McCormick & Schmick’s
Seafood Restaurants, Inc. (I)	1,322	8,249
Morgans Hotel Group Company (I)	2,008	13,795
Multimedia Games Holding Company, Inc. (I)	2,498	12,315
O’Charley’s, Inc. (I)	1,655	9,301
Orient Express Hotels, Ltd., Class A (I)	7,252	56,856
P.F. Chang’s China Bistro, Inc. (L)	1,748	52,685
Papa John’s International, Inc. (I)	1,553	46,202
Peet’s Coffee & Tea, Inc. (I)(L)	993	57,842
Pinnacle Entertainment, Inc. (I)	4,769	65,431
Red Lion Hotels Corp. (I)	1,604	11,212
Red Robin Gourmet Burgers, Inc. (I)	996	31,075
Ruby Tuesday, Inc. (I)	5,000	41,650
Ruth’s Hospitality Group, Inc. (I)	3,006	15,902
Scientific Games Corp., Class A (I)	4,556	40,184
Shuffle Master, Inc. (I)	4,313	38,213
Six Flags Entertainment Corp.	3,161	106,052
Sonic Corp. (I)	4,854	44,997
Speedway Motorsports, Inc.	1,056	14,140
Texas Roadhouse, Inc., Class A	4,831	69,083
The Cheesecake Factory, Inc. (I)(L)	4,402	120,835
Town Sports International Holdings, Inc. (I)	1,715	12,880
Vail Resorts, Inc.	2,755	111,385

		2,263,537
Household Durables - 0.71%
American Greetings Corp., Class A (L)	3,102	65,824
Beazer Homes USA, Inc. (I)	5,864	12,373
Blyth, Inc.	413	23,508
Cavco Industries, Inc. (I)	572	20,804
CSS Industries, Inc.	730	12,958
Ethan Allen Interiors, Inc. (L)	1,868	32,111
Furniture Brands International, Inc. (I)	3,408	9,576
Helen of Troy, Ltd. (I)	2,348	70,487
Hovnanian Enterprises, Inc., Class A (I)(L)	5,296	8,685
iRobot Corp. (I)	1,822	50,688
KB Home (L)	5,911	38,953
La-Z-Boy, Inc. (I)	3,976	34,989
Libbey, Inc. (I)	1,704	22,084
Lifetime Brands, Inc.	821	8,703
M/I Homes, Inc. (I)	1,597	13,159
MDC Holdings, Inc.	2,847	55,687
Meritage Homes Corp. (I)	2,149	40,251
Ryland Group, Inc.	3,400	39,644
Sealy Corp. (I)	4,250	8,670
Standard Pacific Corp. (I)	8,125	20,881
Universal Electronics, Inc. (I)	1,229	23,916
Zagg, Inc. (I)(L)	1,530	22,996

		636,947
Internet & Catalog Retail - 0.38%
Blue Nile, Inc. (I)(L)	1,013	39,335

The accompanying notes are an integral part of the financial statements.
231

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
HSN, Inc. (I)	3,071	$98,702
NutriSystem, Inc. (L)	2,122	27,140
Overstock.com, Inc. (I)	1,013	10,606
PetMed Express, Inc.	1,822	18,457
Shutterfly, Inc. (I)	2,283	122,506
US Auto Parts Network, Inc. (I)	1,390	8,785
ValueVision Media, Inc. (I)	3,346	12,681

		338,212
Leisure Equipment & Products - 0.39%
Arctic Cat, Inc. (I)	983	15,413
Brunswick Corp.	6,812	108,243
Callaway Golf Company	5,142	28,898
Eastman Kodak Co. (I)(L)	20,725	65,906
Jakks Pacific, Inc. (L)	2,187	37,179
Leapfrog Enterprises, Inc. (I)	3,596	11,867
Smith & Wesson Holding Corp. (I)	5,001	16,353
Steinway Musical Instruments, Inc. (I)	543	13,504
Sturm Ruger & Company, Inc.	1,476	49,107

		346,470
Media - 1.25%
AH Belo Corp.	1,721	9,207
Arbitron, Inc.	2,082	78,179
Belo Corp., Class A	7,214	39,316
Central European
Media Enterprises, Ltd. (I)(L)	2,801	36,021
Cinemark Holdings, Inc.	7,043	147,551
Entercom Communications Corp., Class A (I)	1,993	12,177
Entravision
Communications Corp., Class A (I)	4,999	5,649
EW Scripps Company (I)	2,717	22,823
Fisher Communications, Inc. (I)	770	20,413
Global Traffic Network, Inc. (I)	1,290	18,060
Gray Television, Inc. (I)	4,376	8,314
Harte-Hanks, Inc.	3,480	27,666
Interclick, Inc. (I)	1,808	10,450
Journal Communications, Inc., Class A (I)	3,583	13,221
Knology, Inc. (I)	2,368	32,276
LIN TV Corp., Class A (I)	2,625	8,111
Lions Gate Entertainment Corp. (I)	3,353	23,337
Live Nation Entertainment, Inc. (I)	10,761	99,539
Martha Stewart Living
Omnimedia, Inc., Class A (I)	2,353	7,859
MDC Partners, Inc., Class A	1,963	31,310
Meredith Corp. (L)	2,768	71,414
National CineMedia, Inc.	4,305	61,002
Nexstar Broadcasting Group, Inc. (I)	976	5,954
Outdoor Channel Holdings, Inc. (I)	1,354	9,329
ReachLocal, Inc. (I)	789	11,480
Rentrak Corp. (I)	881	12,607
Scholastic Corp.	2,063	57,269
Sinclair Broadcast Group, Inc., Class A	3,927	30,670
The McClatchy Company, Class A (I)(L)	4,571	7,771
The New York Times Company, Class A (I)(L)	10,486	85,775
Valassis Communications, Inc. (I)	3,767	95,192
World Wrestling
Entertainment, Inc., Class A (L)	2,239	21,450

		1,121,392
Multiline Retail - 0.24%
99 Cents Only Stores (I)	3,573	66,529
Fred’s, Inc., Class A	3,084	35,312
Saks, Inc. (I)(L)	8,848	85,649
The Bon-Ton Stores, Inc.	1,149	8,054

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail (continued)
Tuesday Morning Corp. (I)	3,683	$14,695

		210,239
Specialty Retail - 3.06%
Aeropostale, Inc. (I)	6,179	69,081
Americas Car-Mart, Inc. (I)	746	22,417
ANN, Inc. (I)	3,985	93,926
Asbury Automotive Group, Inc. (I)	2,220	41,758
Ascena Retail Group, Inc. (I)	4,813	136,785
Barnes & Noble, Inc.	2,225	29,682
Bebe Stores, Inc.	3,036	20,827
Big 5 Sporting Goods Corp.	1,855	13,783
Body Central Corp. (I)	950	16,483
Brown Shoe Company, Inc.	3,407	28,040
Build-A-Bear Workshop, Inc. (I)	1,510	8,924
Cabela’s, Inc. (I)	3,317	77,784
Casual Male Retail Group, Inc. (I)	3,593	14,983
Charming Shoppes, Inc. (I)	8,933	28,318
Christopher & Banks Corp.	3,101	14,761
Citi Trends, Inc. (I)	1,200	13,992
Collective Brands, Inc. (I)	4,731	63,821
Conn’s, Inc. (I)	1,242	7,117
Cost Plus, Inc. (I)	1,558	12,106
Destination Maternity Corp.	907	12,743
Express, Inc.	4,212	80,407
Genesco, Inc. (I)	1,816	96,284
GNC Holdings, Inc., Class A (I)	1,751	42,374
Group 1 Automotive, Inc.	1,839	76,778
Haverty Furniture Companies, Inc.	1,576	18,676
hhgregg, Inc. (I)(L)	1,380	15,152
Hibbett Sports, Inc. (I)	2,113	79,153
HOT Topic, Inc.	3,554	29,427
Jos A. Bank Clothiers, Inc. (I)	2,116	108,445
Kirkland’s, Inc. (I)	1,373	12,714
Lithia Motors, Inc., Class A	1,711	32,287
Lumber Liquidators Holdings, Inc. (I)(L)	1,809	27,388
MarineMax, Inc. (I)	1,906	12,942
Monro Muffler Brake, Inc.	2,347	92,777
New York & Company, Inc. (I)	2,187	7,655
Office Depot, Inc. (I)	21,298	55,375
OfficeMax, Inc. (I)	6,624	41,532
Pacific Sunwear of California, Inc. (I)	4,027	6,242
Penske Automotive Group, Inc.	3,408	62,162
PEP Boys - Manny, Moe & Jack	4,017	39,688
Pier 1 Imports, Inc. (I)	8,149	87,031
Rent-A-Center, Inc.	4,878	137,462
Rue21, Inc. (I)(L)	1,173	29,395
Select Comfort Corp. (I)	4,248	67,458
Shoe Carnival, Inc. (I)	740	18,729
Sonic Automotive, Inc. (L)	3,083	42,792
Stage Stores, Inc.	2,769	45,218
Stein Mart, Inc.	2,141	15,158
Systemax, Inc. (I)	881	11,894
Talbots, Inc. (I)(L)	5,562	16,352
The Buckle, Inc. (L)	2,057	81,046
The Cato Corp., Class A	2,113	53,628
The Children’s Place Retail Stores, Inc. (I)	2,000	85,840
The Finish Line, Inc., Class A	3,983	80,058
The Men’s Wearhouse, Inc.	3,933	113,703
The Wet Seal, Inc., Class A (I)	7,890	39,766
Vitamin Shoppe, Inc. (I)	1,909	84,569
West Marine, Inc. (I)	1,184	11,189
Winmark Corp.	215	10,090
Zale Corp. (I)(L)	2,558	10,437

The accompanying notes are an integral part of the financial statements.
232

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Zumiez, Inc. (I)(L)	1,657	$30,638

		2,737,242
Textiles, Apparel & Luxury Goods - 1.72%
Carter’s, Inc. (I)	3,749	115,957
Cherokee, Inc.	852	11,800
Columbia Sportswear Company (L)	932	49,107
Crocs, Inc. (I)	6,552	179,263
Delta Apparel, Inc. (I)	696	11,581
G-III Apparel Group, Ltd. (I)	1,273	35,975
Iconix Brand Group, Inc. (I)	5,609	109,824
K-Swiss, Inc., Class A (I)(L)	2,205	11,775
Liz Claiborne, Inc. (I)(L)	7,367	38,456
Maidenform Brands, Inc. (I)	1,835	46,646
Movado Group, Inc.	1,460	20,090
Oxford Industries, Inc.	985	35,283
Perry Ellis International, Inc. (I)	1,030	23,669
Quiksilver, Inc. (I)(L)	9,942	41,558
Skechers U.S.A., Inc., Class A (I)	2,871	46,309
Steven Madden, Ltd. (I)	2,905	104,929
The Jones Group, Inc.	6,682	78,514
The Timberland Company, Class A (I)	3,045	130,752
The Warnaco Group, Inc. (I)	3,364	179,469
True Religion Apparel, Inc. (I)	1,997	60,909
Unifi, Inc. (I)	1,174	13,172
Vera Bradley, Inc. (I)	1,526	53,563
Wolverine World Wide, Inc.	3,801	138,394

		1,536,995

		11,099,858
Consumer Staples - 3.35%
Beverages - 0.18%
Boston Beer Company, Inc. (I)	659	53,425
Central European Distribution Corp. (I)(L)	5,671	39,924
Coca-Cola Bottling Company Consolidated	383	21,448
Heckmann Corp. (I)	7,167	41,497

		156,294
Food & Staples Retailing - 1.03%
Casey’s General Stores, Inc.	2,903	130,635
Ingles Markets, Inc.	1,173	17,982
Nash Finch Company	994	31,609
Pricesmart, Inc.	1,372	89,811
Rite Aid Corp. (I)	45,683	50,251
Ruddick Corp.	3,754	153,501
Spartan Stores, Inc.	1,808	29,181
Susser Holdings Corp. (I)	707	14,918
The Andersons, Inc.	1,435	57,701
The Fresh Market, Inc. (I)	2,152	83,089
The Pantry, Inc. (I)	1,836	22,950
United Natural Foods, Inc. (I)	3,732	151,780
Village Super Market, Inc.	592	14,818
Weis Markets, Inc.	849	33,196
Winn-Dixie Stores, Inc. (I)	4,338	33,446

		914,868
Food Products - 1.37%
B&G Foods, Inc.	3,717	67,687
Cal-Maine Foods, Inc. (L)	1,151	37,373
Calavo Growers, Inc.	1,030	20,600
Chiquita Brands International, Inc. (I)	3,530	36,394
Darling International, Inc. (I)	8,998	151,616
Diamond Foods, Inc.	1,702	134,220
Dole Food Company, Inc. (I)(L)	2,803	31,590
Fresh Del Monte Produce, Inc.	2,778	67,061

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Imperial Sugar Company	1,060	$9,498
J & J Snack Foods Corp.	1,141	57,746
Lancaster Colony Corp. (L)	1,455	88,202
Limoneira Company	631	11,074
Omega Protein Corp. (I)	1,580	19,086
Pilgrim’s Pride Corp. (I)	3,856	13,419
Sanderson Farms, Inc. (L)	1,714	67,189
Seneca Foods Corp., Class A (I)	833	19,501
Smart Balance, Inc. (I)	4,959	25,043
Snyders-Lance, Inc.	3,672	81,775
The Hain Celestial Group, Inc. (I)	2,776	87,805
Tootsie Roll Industries, Inc. (L)	1,879	47,614
TreeHouse Foods, Inc. (I)	2,735	149,823

		1,224,316
Household Products - 0.13%
Central Garden & Pet Company, Class A (I)	3,733	29,379
Spectrum Brands Holdings, Inc. (I)	1,293	34,627
WD-40 Company	1,349	55,498

		119,504
Personal Products - 0.44%
Elizabeth Arden, Inc. (I)	1,908	61,476
Inter Parfums, Inc.	1,314	21,760
Medifast, Inc. (I)(L)	1,091	17,903
Nature’s Sunshine Products, Inc. (I)	931	16,023
Nu Skin Enterprises, Inc., Class A	4,196	177,449
Nutraceutical International Corp. (I)	821	11,453
Prestige Brands Holdings, Inc. (I)	3,941	42,445
Revlon, Inc. (I)	896	11,944
Schiff Nutrition International, Inc.	1,175	12,079
Synutra International, Inc. (I)(L)	1,470	8,996
USANA Health Sciences, Inc. (I)(L)	530	13,642

		395,170
Tobacco - 0.20%
Alliance One International, Inc. (I)	7,156	22,828
Star Scientific, Inc. (I)(L)	8,198	19,265
Universal Corp.	1,763	71,754
Vector Group, Ltd. (L)	3,534	66,015

		179,862

		2,990,014
Energy - 6.55%
Energy Equipment & Services - 1.97%
Basic Energy Services, Inc. (I)	1,849	40,419
Bristow Group, Inc.	2,792	122,792
Cal Dive International, Inc. (I)	7,444	21,662
Complete Production Services, Inc. (I)	6,040	175,522
Dawson Geophysical Company (I)	639	22,391
Dril-Quip, Inc. (I)	2,632	170,290
Exterran Holdings, Inc. (I)(L)	4,950	58,608
Global Geophysical Services, Inc. (I)	1,450	17,502
Global Industries, Ltd. (I)	7,904	34,857
Gulf Islands Fabrication, Inc.	1,141	28,069
Gulfmark Offshore, Inc., Class A (I)	1,831	72,343
Helix Energy Solutions Group, Inc. (I)	8,112	137,012
Hercules Offshore, Inc. (I)(L)	8,905	37,579
Hornbeck Offshore Services, Inc. (I)	1,755	42,787
ION Geophysical Corp. (I)	10,060	71,124
Key Energy Services, Inc. (I)	9,558	137,540
Lufkin Industries, Inc.	2,338	145,494
Matrix Service Company (I)	2,098	22,805
Mitcham Industries, Inc. (I)	998	16,776
Natural Gas Services Group, Inc. (I)	1,132	14,705

The accompanying notes are an integral part of the financial statements.
233

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Newpark Resources, Inc. (I)	6,978	$57,778
OYO Geospace Corp. (I)	337	24,837
Parker Drilling Company (I)	8,978	51,085
PHI, Inc. (I)	1,165	26,387
Pioneer Drilling Company (I)	4,755	60,103
Tesco Corp. (I)	2,339	39,061
Tetra Technologies, Inc. (I)	5,946	60,947
Union Drilling, Inc. (I)	1,251	10,671
Vantage Drilling Company (I)	13,838	21,172
Willbros Group, Inc. (I)	3,116	20,036

		1,762,354
Oil, Gas & Consumable Fuels - 4.58%
Abraxas Petroleum Corp. (I)(L)	6,385	23,561
Alon USA Energy, Inc.	875	8,129
Amyris, Inc. (I)(L)	1,393	27,958
Apco Oil and Gas International, Inc. (L)	691	54,686
Approach Resources, Inc. (I)	1,736	32,220
ATP Oil & Gas Corp. (I)(L)	3,477	46,835
Berry Petroleum Company, Class A	3,950	193,669
Bill Barrett Corp. (I)	3,612	173,195
BPZ Resources, Inc. (I)(L)	7,951	29,180
Callon Petroleum Company (I)	3,106	17,860
Carrizo Oil & Gas, Inc. (I)(L)	2,999	90,030
Cheniere Energy, Inc. (I)(L)	6,385	49,484
Clayton Williams Energy, Inc. (I)	461	26,157
Clean Energy Fuels Corp. (I)(L)	3,817	50,270
Cloud Peak Energy, Inc. (I)	4,673	93,460
Comstock Resources, Inc. (I)	3,651	74,298
Contango Oil & Gas Company (I)	954	57,841
Crosstex Energy, Inc.	3,177	37,139
CVR Energy, Inc. (I)	6,722	191,375
Delek US Holdings, Inc.	1,080	15,995
DHT Holdings, Inc. (L)	5,727	17,066
Endeavour International Corp. (I)(L)	2,898	28,574
Energy Partners, Ltd. (I)	2,225	29,637
Energy XXI Bermuda, Ltd. (I)	5,767	154,613
Evolution Petroleum Corp. (I)	1,633	10,272
Frontline, Ltd. (L)	3,928	30,599
FX Energy, Inc. (I)	4,119	25,744
Gastar Exploration, Ltd. (I)	4,599	19,086
Georesources, Inc. (I)	1,561	36,371
GMX Resources, Inc. (I)(L)	4,876	14,092
Golar LNG, Ltd.	3,057	100,850
Goodrich Petroleum Corp. (I)(L)	2,034	32,585
Green Plains Renewable Energy, Inc. (I)	1,612	17,023
Gulfport Energy Corp. (I)	3,210	92,769
Harvest Natural Resources, Inc. (I)(L)	2,615	29,602
Houston American Energy Corp. (L)	1,294	22,270
Hyperdynamics Corp. (I)(L)	11,973	53,639
James River Coal Company (I)(L)	2,728	29,517
Knightsbridge Tankers, Ltd. (L)	1,767	31,700
Kodiak Oil & Gas Corp. (I)(L)	16,012	96,072
L&L Energy, Inc. (I)(L)	1,998	6,993
Magnum Hunter Resources Corp. (I)(L)	8,549	38,385
McMoRan Exploration Company (I)(L)	7,536	96,988
Miller Energy Resources, Inc. (I)	2,474	8,857
Nordic American Tanker Shipping, Ltd. (L)	3,585	64,351
Northern Oil and Gas, Inc. (I)	4,847	98,976
Oasis Petroleum, Inc. (I)(L)	4,542	120,817
Overseas Shipholding Group, Inc. (L)	2,089	37,247
Panhandle Oil and Gas, Inc.	571	16,211
Patriot Coal Corp. (I)	7,007	103,213
Penn Virginia Corp. (L)	3,581	29,221
Petroleum Development Corp. (I)	1,825	43,453

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroquest Energy, Inc. (I)	4,350	$33,060
Rentech, Inc. (I)	17,035	17,035
Resolute Energy Corp. (I)(L)	3,590	48,429
Rex Energy Corp. (I)	2,718	33,404
Rosetta Resources, Inc. (I)	4,066	186,833
Scorpio Tankers, Inc. (I)	2,121	14,550
SemGroup Corp., Class A (I)	3,208	73,559
Ship Finance International, Ltd. (L)	3,445	54,776
Solazyme, Inc. (I)	894	12,525
Stone Energy Corp. (I)	3,771	99,592
Swift Energy Company (I)	3,249	100,232
Syntroleum Corp. (I)	7,577	9,092
Targa Resources Corp.	1,300	38,792
Teekay Tankers, Ltd., Class A (L)	3,373	21,925
Triangle Petroleum Corp. (I)	3,459	18,921
Ur-Energy, Inc. (I)	8,585	10,903
Uranerz Energy Corp. (I)(L)	5,092	12,119
Uranium Energy Corp. (I)(L)	5,622	19,733
Uranium Resources, Inc. (I)	7,687	8,994
USEC, Inc. (I)	8,999	19,618
Vaalco Energy, Inc. (I)	4,022	25,620
Venoco, Inc. (I)	2,333	27,016
Voyager Oil & Gas, Inc. (I)	3,996	11,069
W&T Offshore, Inc.	2,670	56,390
Warren Resources, Inc. (I)	5,806	19,624
Western Refining, Inc. (I)(L)	4,023	70,161
Westmoreland Coal Company (I)	927	9,594
World Fuel Services Corp.	5,399	200,519
Zion Oil & Gas, Inc. (I)(L)	2,333	6,579

		4,090,799

		5,853,153
Financials - 20.34%
Capital Markets - 2.06%
Apollo Investment Corp.	14,812	134,641
Arlington Asset Investment Corp.	514	13,261
Artio Global Investors, Inc. (L)	2,460	22,361
BGC Partners, Inc., Class A	5,792	38,053
BlackRock Kelso Capital Corp.	5,567	48,823
Calamos Asset Management, Inc.	1,556	18,345
Capital Southwest Corp.	238	21,208
Cohen & Steers, Inc.	1,362	52,682
Cowen Group, Inc., Class A (I)	5,298	18,437
Diamond Hill Investment Group, Inc.	227	16,591
Duff & Phelps Corp.	2,395	27,183
Edelman Financial Group, Inc.	1,765	12,267
Epoch Holding Corp.	1,176	17,499
Evercore Partners, Inc., Class A	1,605	42,099
FBR Capital Markets Corp. (I)	4,567	11,646
Fifth Street Finance Corp.	5,483	54,337
Financial Engines, Inc. (I)	2,963	66,016
FXCM, Inc.	1,447	16,915
GAMCO Investors, Inc., Class A	552	26,949
GFI Group, Inc.	5,461	23,865
Gladstone Capital Corp. (L)	1,994	16,131
Gladstone Investment Corp.	2,012	13,742
Gleacher & Company, Inc. (I)	6,759	8,719
Golub Capital BDC Inc.	951	14,217
Harris & Harris Group, Inc. (I)	2,801	11,624
Hercules Technology Growth Capital, Inc.	3,477	33,032
HFF, Inc. (I)	2,239	26,465
ICG Group, Inc. (I)	2,875	29,454
International FCStone, Inc. (I)	1,064	24,770
Investment Technology Group, Inc. (I)	3,211	36,541

The accompanying notes are an integral part of the financial statements.
234

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
JMP Group, Inc.	1,507	$10,233
KBW, Inc.	2,796	40,905
Knight Capital Group, Inc., Class A (I)	7,677	99,110
Kohlberg Capital Corp.	1,776	11,562
Ladenburg Thalmann
Financial Services, Inc. (I)	9,150	14,183
Main Street Capital Corp.	1,607	30,099
MCG Capital Corp.	5,991	28,397
Medallion Financial Corp.	1,427	14,027
Medley Capital Corp.	1,048	11,098
MF Global Holdings, Ltd. (I)	12,531	68,795
MVC Capital, Inc.	2,026	23,826
NGP Capital Resources Company	1,950	13,865
Oppenheimer Holdings, Inc., Class A	849	16,853
optionsXpress Holdings, Inc.	3,310	41,706
PennantPark Investment Corp.	3,536	36,209
Piper Jaffray Companies (I)	1,244	29,645
Prospect Capital Corp.	8,223	72,198
Safeguard Scientifics, Inc. (I)	1,635	26,225
Solar Capital Ltd.	2,723	62,956
Solar Senior Capital, Ltd.	770	12,851
Stifel Financial Corp. (I)	4,100	123,328
SWS Group, Inc. (I)	2,538	10,964
Teton Advisors, Inc., Class A	20	337
TICC Capital Corp.	2,574	24,582
Triangle Capital Corp.	1,514	25,360
Virtus Investment Partners, Inc. (I)	421	25,812
Walter Investment Management Corp.	1,978	49,153
Westwood Holdings Group, Inc.	434	15,042

		1,837,194
Commercial Banks - 5.35%
1st Source Corp.	1,068	24,297
1st United Bancorp, Inc. (I)	2,631	14,076
Alliance Financial Corp.	543	16,453
Ameris Bancorp (I)(L)	2,046	18,823
Ames National Corp.	651	10,891
Arrow Financial Corp.	764	18,114
BancFirst Corp.	570	20,360
Banco Latinoamericano de
Comercio Exterior SA	2,218	37,063
Bancorp Rhode Island, Inc.	380	16,401
Bancorp, Inc. (I)	2,406	18,767
BancorpSouth, Inc.	6,419	72,471
Bank of Marin Bancorp	428	15,241
Bank of the Ozarks, Inc. (L)	2,149	48,825
Banner Corp.	1,333	20,608
Boston Private Financial Holdings, Inc. (L)	6,045	37,660
Bridge Bancorp, Inc.	521	10,238
Bryn Mawr Bank Corp.	1,020	19,390
Camden National Corp.	555	15,607
Cardinal Financial Corp.	2,536	24,904
Cathay General Bancorp	6,063	77,728
Center Financial Corp. (I)	3,081	17,007
Centerstate Banks, Inc.	2,197	13,094
Central Pacific Financial Corp. (I)	1,201	14,640
Chemical Financial Corp.	2,227	38,505
Citizens & Northern Corp.	1,117	18,218
City Holding Company	1,251	37,993
CNB Financial Corp.	964	13,072
CoBiz Financial, Inc.	3,032	17,313
Columbia Banking System, Inc.	3,147	51,453
Community Bank Systems, Inc. (L)	2,907	72,762
Community Trust Bancorp, Inc.	1,187	29,972
CVB Financial Corp.	6,976	60,831

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Eagle Bancorp, Inc. (I)	1,237	$15,326
Enterprise Financial Services Corp.	1,365	20,202
Financial Institutions, Inc.	1,154	18,187
First Bancorp, Inc.	779	10,423
First Bancorp/Troy NC	1,141	11,125
First Busey Corp.	6,292	30,642
First Commonwealth Financial Corp.	8,182	36,819
First Community Bancshares, Inc.	1,431	17,000
First Financial Bancorp	4,553	72,711
First Financial Bankshares, Inc. (L)	2,485	73,581
First Financial Corp./Indiana	954	29,479
First Interstate Bancsystem, Inc.	1,433	17,468
First Merchants Corp.	2,282	17,320
First Midwest Bancorp, Inc.	5,825	51,144
First of Long Island Corp.	538	12,804
FirstMerit Corp.	8,372	104,315
FNB Corp.	9,740	87,368
German American Bancorp, Inc. (L)	859	13,538
Glacier Bancorp, Inc.	5,656	65,101
Great Southern Bancorp, Inc.	974	17,191
Hampton Roads Bankshares, Inc. (I)	854	6,712
Hancock Holding Company	5,845	182,539
Heartland Financial USA, Inc.	977	14,694
Heritage Financial Corp.	807	9,418
Home Bancshares, Inc.	1,772	41,607
Hudson Valley Holding Corp.	1,205	23,377
IBERIABANK Corp.	2,094	100,805
Independent Bank Corp. - MA (L)	1,703	40,617
International Bancshares Corp.	4,133	64,681
Investors Bancorp, Inc. (I)	3,543	50,966
Lakeland Bancorp, Inc.	1,646	13,892
Lakeland Financial Corp.	1,404	30,579
MainSource Financial Group, Inc.	1,728	15,362
MB Financial, Inc.	4,231	68,965
Metro Bancorp, Inc. (I)	1,403	14,086
Nara Bancorp, Inc. (I)	3,146	22,337
National Bankshares, Inc.	549	14,225
National Penn Bancshares, Inc.	9,551	69,245
NBT Bancorp, Inc.	2,796	56,815
Northfield Bancorp, Inc. (L)	1,375	18,549
Old National Bancorp	7,342	72,025
OmniAmerican Bancorp, Inc. (I)	1,223	17,464
Oriental Financial Group, Inc.	3,501	38,721
Orrstown Financial Services, Inc.	554	7,922
Pacific Continental Corp.	1,567	12,912
PacWest Bancorp (L)	2,344	37,621
Park National Corp. (L)	1,024	56,320
Park Sterling Corp. (I)	2,777	11,441
Penns Woods Bancorp, Inc.	343	12,094
Peoples Bancorp, Inc.	1,036	11,054
Pinnacle Financial Partners, Inc. (I)(L)	2,674	33,906
PrivateBancorp, Inc.	4,675	41,514
Prosperity Bancshares, Inc. (L)	3,609	136,601
Renasant Corp. (L)	1,910	26,434
Republic Bancorp, Inc., Class A	818	14,560
S&T Bancorp, Inc.	2,231	41,385
Sandy Spring Bancorp, Inc.	1,944	31,784
SCBT Financial Corp.	894	25,077
Seacoast Banking Corp. of Florida (I)	6,890	11,644
Sierra Bancorp	947	9,962
Signature Bank (I)	3,176	176,617
Simmons First National Corp., Class A	1,166	26,841
Southside Bancshares, Inc.	1,421	28,249
Southwest Bancorp, Inc. (I)	1,605	8,186
State Bancorp, Inc.	1,362	15,813

The accompanying notes are an integral part of the financial statements.
235

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
State Bank Financial Corp. (I)	2,489	$35,269
StellarOne Corp.	1,666	19,592
Sterling Bancorp	2,726	23,389
Sterling Financial Corp. (I)	2,101	29,519
Sun Bancorp, Inc. (I)	3,243	9,534
Susquehanna Bancshares, Inc.	10,073	67,590
SVB Financial Group (I)(L)	3,295	151,834
SY Bancorp, Inc.	1,158	23,160
Texas Capital Bancshares, Inc. (I)	2,907	74,623
Tompkins Financial Corp.	712	27,661
Tower Bancorp., Inc.	874	20,889
TowneBank (L)	1,673	19,691
TriCo Bancshares	1,036	14,017
Trustmark Corp. (L)	4,931	106,017
UMB Financial Corp.	2,469	95,748
Umpqua Holdings Corp.	8,819	86,162
Union First Market Bankshares Corp.	1,731	19,024
United Bankshares, Inc. (L)	3,370	75,724
United Community Banks, Inc. (I)	1,686	17,450
Univest Corp. of Pennsylvania	1,237	17,454
Virginia Commerce Bancorp, Inc. (I)	1,868	10,928
Washington Banking Company	1,548	17,183
Washington Trust Bancorp, Inc.	1,049	22,648
Webster Financial Corp. (L)	5,520	99,912
WesBanco, Inc.	1,834	35,543
West Coast Bancorp (I)	1,582	23,414
Westamerica Bancorp. (L)	2,251	95,465
Western Alliance Bancorp (I)	5,414	32,971
Wilshire Bancorp, Inc. (I)	4,678	14,408
Wintrust Financial Corp.	2,707	85,487

		4,782,445
Consumer Finance - 0.73%
Advance America Cash Advance Centers, Inc.	4,229	35,354
Cash America International, Inc.	2,245	125,451
Credit Acceptance Corp. (I)	500	34,570
DFC Global Corp. (I)	3,351	73,957
EZCORP, Inc., Class A (I)	3,591	120,478
First Cash Financial Services, Inc. (I)	2,401	112,151
Imperial Holdings, Inc. (I)	1,519	11,271
Nelnet, Inc., Class A	1,991	38,227
Netspend Holdings, Inc. (I)	2,240	13,261
Nicholas Financial, Inc.	949	10,534
World Acceptance Corp. (I)	1,155	75,248

		650,502
Diversified Financial Services - 0.43%
Compass Diversified Holdings	3,097	42,491
Encore Capital Group, Inc. (I)	1,237	29,280
MarketAxess Holdings, Inc.	2,197	64,768
Marlin Business Services Corp. (I)	876	10,170
NewStar Financial, Inc. (I)	2,120	21,772
PHH Corp. (I)	4,296	81,495
PICO Holdings, Inc. (I)	1,816	42,712
Portfolio Recovery Associates, Inc. (I)	1,313	96,020

		388,708
Insurance - 2.45%
Alterra Capital Holdings, Ltd.	6,890	140,556
American Equity Investment Life
Holding Company	4,674	47,207
American Safety Insurance Holdings, Ltd. (I)	995	18,865
AMERISAFE, Inc. (I)	1,528	30,147
Amtrust Financial Services, Inc.	1,899	45,937
Argo Group International Holdings, Ltd.	2,126	58,486
Baldwin & Lyons, Inc., Class B	621	14,140

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Citizens, Inc., Class A (I)(L)	3,644	$24,743
CNO Financial Group, Inc. (I)	16,969	109,111
Crawford & Company, Class B	2,123	15,222
Delphi Financial Group, Inc., Class A	3,716	89,853
eHealth, Inc. (I)	1,778	22,652
Employers Holdings, Inc.	3,012	36,837
Enstar Group, Ltd. (I)	523	53,848
FBL Financial Group, Inc., Class A	1,026	29,928
First American Financial Corp.	8,092	123,403
Flagstone Reinsurance Holdings SA	4,084	28,996
FPIC Insurance Group, Inc. (I)	706	29,596
Global Indemnity PLC (I)	1,111	20,554
Greenlight Capital Re, Ltd., Class A (I)	2,188	49,077
Harleysville Group, Inc.	1,060	30,390
Hilltop Holdings, Inc. (I)	3,263	25,419
Horace Mann Educators Corp.	3,126	41,638
Infinity Property & Casualty Corp.	978	49,927
Maiden Holdings, Ltd.	3,981	33,918
Meadowbrook Insurance Group, Inc.	4,265	40,006
Montpelier Re Holdings, Ltd.	4,750	81,605
National Financial Partners Corp. (I)	3,370	43,069
National Interstate Corp.	537	12,292
National Western Life Insurance
Company, Class A	190	28,688
OneBeacon Insurance Group, Ltd.	1,902	26,476
Platinum Underwriters Holdings, Ltd.	2,831	89,177
Presidential Life Corp. (L)	1,987	19,055
Primerica, Inc.	2,632	54,825
ProAssurance Corp. (I)	2,351	170,589
RLI Corp.	1,424	90,025
Safety Insurance Group, Inc.	1,028	40,092
Selective Insurance Group, Inc.	4,301	65,418
State Auto Financial Corp.	1,098	15,460
Stewart Information Services Corp.	1,562	14,886
Symetra Financial Corp.	5,235	56,119
The Navigators Group, Inc. (I)	1,138	50,948
The Phoenix Companies, Inc. (I)	9,076	17,426
Tower Group, Inc.	2,885	69,269
United Fire & Casualty Company	1,754	31,765

		2,187,640
Real Estate Investment Trusts - 8.10%
Acadia Realty Trust	3,175	66,929
Agree Realty Corp.	945	21,121
Alexander’s, Inc.	158	68,398
American Assets Trust, Inc.	2,478	49,857
American Campus Communities, Inc.	5,173	201,799
Anworth Mortgage Asset Corp.	9,519	68,442
Apollo Commercial Real Estate Finance, Inc.	1,674	25,160
Armour Residential REIT, Inc. (L)	5,316	39,817
Ashford Hospitality Trust, Inc.	3,991	32,327
Associated Estates Realty Corp.	3,183	56,339
BioMed Realty Trust, Inc.	9,998	182,863
Campus Crest Communities, Inc.	2,384	28,179
CapLease, Inc.	5,738	22,895
Capstead Mortgage Corp.	5,847	77,824
CBL & Associates Properties, Inc. (L)	11,339	166,797
Cedar Shopping Centers, Inc.	4,717	17,359
Chatham Lodging Trust	1,445	14,537
Chesapeake Lodging Trust	2,522	32,332
Cogdell Spencer, Inc.	4,060	17,336
Colonial Properties Trust	6,369	133,876
Colony Financial, Inc. (L)	2,540	39,192
Coresite Realty Corp.	1,581	25,454
Cousins Properties, Inc.	7,075	51,082

The accompanying notes are an integral part of the financial statements.
236

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
CreXus Investment Corp.	4,226	$39,513
CYS Investments, Inc.	6,269	83,691
DCT Industrial Trust, Inc. (L)	18,692	84,301
DiamondRock Hospitality Company	12,791	99,002
DuPont Fabros Technology, Inc. (L)	4,483	103,781
Dynex Capital, Inc.	3,364	30,882
EastGroup Properties, Inc.	2,101	84,901
Education Realty Trust, Inc.	5,562	50,058
Entertainment Properties Trust	3,538	149,056
Equity Lifestyle Properties, Inc.	2,340	161,273
Equity One, Inc.	3,986	71,788
Excel Trust, Inc.	2,518	27,119
Extra Space Storage, Inc.	7,174	154,241
FelCor Lodging Trust, Inc. (I)	9,710	33,305
First Industrial Realty Trust, Inc. (I)	6,669	62,955
First Potomac Realty Trust	3,833	49,637
Franklin Street Properties Corp.	5,437	70,898
Getty Realty Corp. (L)	2,002	38,058
Gladstone Commercial Corp.	1,232	20,377
Glimcher Realty Trust	8,245	70,165
Government Properties Income Trust	2,687	62,930
Hatteras Financial Corp. (L)	5,584	154,174
Healthcare Realty Trust, Inc.	5,545	96,982
Hersha Hospitality Trust	10,897	40,428
Highwoods Properties, Inc.	5,452	178,608
Home Properties, Inc.	2,960	197,935
Hudson Pacific Properties, Inc.	1,838	25,603
Inland Real Estate Corp.	6,193	50,225
Invesco Mortgage Capital, Inc.	6,904	121,787
Investors Real Estate Trust (L)	6,300	49,014
iStar Financial, Inc. (I)	7,059	50,754
Kilroy Realty Corp.	4,436	158,498
Kite Realty Group Trust	4,788	20,541
LaSalle Hotel Properties	6,487	121,956
Lexington Realty Trust	9,213	67,992
LTC Properties, Inc.	2,287	61,726
Medical Properties Trust, Inc.	8,538	91,271
MFA Financial, Inc.	26,711	200,065
Mid-America Apartment Communities, Inc.	2,782	198,857
Mission West Properties, Inc.	1,830	14,311
Monmouth Real Estate Investment Corp.	3,265	26,512
MPG Office Trust, Inc. (I)	4,260	11,843
National Health Investments, Inc.	1,863	85,139
National Retail Properties, Inc. (L)	6,398	174,409
Newcastle Investment Corp.	6,084	33,645
NorthStar Realty Finance Corp.	7,397	28,257
Omega Healthcare Investors, Inc.	7,722	140,154
One Liberty Properties, Inc.	1,080	16,848
Parkway Properties, Inc.	1,820	24,716
Pebblebrook Hotel Trust	3,941	63,332
Pennsylvania Real Estate Investment Trust	4,230	43,611
Pennymac Mortgage Investment Trust	2,152	36,670
Post Properties, Inc.	3,802	158,924
Potlatch Corp.	3,080	103,365
PS Business Parks, Inc.	1,426	77,959
Rait Financial Trust (L)	2,905	11,300
Ramco-Gershenson Properties Trust	3,032	31,381
Redwood Trust, Inc. (L)	6,065	76,176
Resource Capital Corp.	5,513	29,880
Retail Opportunity Investments Corp.	3,279	36,692
RLJ Lodging Trust	2,040	27,050
Sabra Healthcare, Inc.	2,005	23,428
Saul Centers, Inc.	641	22,679
Sovran Self Storage, Inc.	2,152	87,457
Stag Industrial, Inc.	1,479	15,914

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Starwood Property Trust, Inc.	7,040	$130,240
Strategic Hotels & Resorts, Inc. (I)	13,467	64,372
Summit Hotel Properties, Inc.	2,256	18,680
Sun Communities, Inc.	1,640	63,206
Sunstone Hotel Investors, Inc. (I)	9,037	54,583
Tanger Factory Outlet Centers, Inc.	6,482	182,339
Terreno Realty Corp.	1,066	16,107
Two Harbors Investment Corp.	10,725	102,638
U-Store-It Trust	7,680	82,483
Universal Health Realty Income Trust	941	35,212
Urstadt Biddle Properties, Inc., Class A	1,853	31,149
Washington Real Estate Investment Trust	5,006	154,886
Winthrop Realty Trust	2,409	24,620

		7,236,429
Real Estate Management & Development - 0.12%
Avatar Holdings, Inc. (I)	820	8,380
Consolidated-Tomoka Land Company	430	12,066
Forestar Group, Inc. (I)	2,780	35,000
Kennedy-Wilson Holdings, Inc.	1,847	21,444
Tejon Ranch Company (I)	1,095	29,773

		106,663
Thrifts & Mortgage Finance - 1.10%
Abington Bancorp, Inc.	1,924	16,835
Astoria Financial Corp. (L)	6,599	67,376
Bank Mutual Corp.	4,415	14,040
BankFinancial Corp.	1,555	12,020
Beneficial Mutual Bancorp, Inc. (I)	2,808	22,015
Berkshire Hill Bancorp, Inc.	1,661	35,778
BofI Holding, Inc. (I)	877	12,436
Brookline Bancorp, Inc.	4,712	39,675
Dime Community Bancshares	2,641	31,850
Doral Financial Corp. (I)	10,235	16,683
ESB Financial Corp.	919	11,157
Federal Agricultural
Mortgage Corp., Class C (L)	796	15,984
First Defiance Financial Corp. (I)	955	13,007
First Financial Holdings, Inc.	1,541	9,708
First PacTrust Bancorp, Inc.	956	11,348
Flagstar Bancorp, Inc. (I)	15,477	9,441
Flushing Financial Corp.	2,644	30,353
Franklin Financial Corp./VA (I)	1,508	17,432
Home Federal Bancorp, Inc.	1,603	16,319
MGIC Investment Corp. (I)	14,471	37,625
Northwest Bancshares, Inc.	8,096	96,504
OceanFirst Financial Corp.	1,400	16,660
Ocwen Financial Corp. (I)	5,689	78,508
Oritani Financial Corp.	4,429	58,241
Provident Financial Services, Inc.	4,623	58,065
Provident New York Bancorp	2,740	17,646
Radian Group, Inc.	10,292	34,272
Rockville Financial, Inc.	2,536	24,371
Territorial Bancorp, Inc.	1,205	24,437
TrustCo Bank Corp.	7,563	35,319
United Financial Bancorp, Inc.	1,328	20,478
Viewpoint Financial Group	2,754	33,076
Walker & Dunlop, Inc. (I)	906	10,510
Westfield Financial, Inc.	2,430	18,274
WSFS Financial Corp.	586	20,510

		987,953

		18,177,534

The accompanying notes are an integral part of the financial statements.
237

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 11.69%
Biotechnology - 3.37%
Achillion Pharmaceuticals, Inc. (I)	3,675	$22,601
Acorda Therapeutics, Inc. (I)	3,029	78,905
Affymax, Inc. (I)	2,872	13,470
Alkermes, Inc. (I)	7,297	126,530
Allos Therapeutics, Inc. (I)	6,481	10,953
Alnylam Pharmaceuticals, Inc. (I)(L)	2,933	20,472
AMAG Pharmaceuticals, Inc. (I)	1,668	23,552
Anthera Pharmaceuticals, Inc. (I)	1,794	10,064
Ardea Biosciences, Inc. (I)	1,349	21,894
Arena Pharmaceuticals, Inc. (I)	12,063	15,682
Ariad Pharmaceuticals, Inc. (I)	10,107	99,453
Arqule, Inc. (I)	4,203	18,325
Array BioPharma, Inc. (I)	4,988	10,624
AVEO Pharmaceuticals, Inc. (I)	2,408	40,888
AVI BioPharma, Inc. (I)(L)	11,314	14,029
BioCryst Pharmaceuticals, Inc. (I)	2,548	8,408
Biosante Pharmaceuticals, Inc. (I)(L)	7,328	19,199
Biotime, Inc. (I)	2,023	9,326
Cell Therapeutics, Inc. (I)(L)	13,259	15,646
Celldex Therapeutics, Inc. (I)	3,839	11,978
Cepheid, Inc. (I)	4,730	171,510
Chelsea Therapeutics International, Inc. (I)	4,144	17,736
Cleveland Biolabs, Inc. (I)	2,536	6,568
Codexis, Inc. (I)	2,066	13,408
Cubist Pharmaceuticals, Inc. (I)	4,581	158,915
Curis, Inc. (I)(L)	5,976	19,123
Cytori Therapeutics, Inc. (I)(L)	3,785	12,491
Dusa Pharmaceuticals, Inc. (I)	2,058	8,973
Dyax Corp. (I)	8,188	12,200
Dynavax Technologies Corp. (I)	9,053	21,727
Emergent Biosolutions, Inc. (I)	1,831	33,086
Enzon Pharmaceuticals, Inc. (I)	3,220	27,531
Exact Sciences Corp. (I)	4,053	31,330
Exelixis, Inc. (I)(L)	9,838	73,588
Genomic Health, Inc. (I)	1,293	31,549
Geron Corp. (I)(L)	10,035	26,793
GTx, Inc. (I)	1,846	6,683
Halozyme Therapeutics, Inc. (I)	6,299	42,833
Idenix Pharmaceuticals, Inc. (I)	4,207	24,443
Immunogen, Inc. (I)	5,771	62,673
Immunomedics, Inc. (I)	5,247	21,040
Incyte Corp. (I)(L)	6,793	109,164
Infinity Pharmaceuticals, Inc. (I)	1,599	10,969
Inhibitex, Inc. (I)	4,971	17,548
Insmed, Inc. (I)	2,051	9,742
InterMune, Inc. (I)	3,750	100,875
Ironwood Pharmaceuticals, Inc. (I)	3,924	49,992
Isis Pharmaceuticals, Inc. (I)(L)	7,717	57,800
Keryx Biopharmaceuticals Inc. (I)	5,409	22,015
Lexicon Pharmaceuticals, Inc. (I)	13,188	17,936
Ligand Pharmaceuticals, Inc., Class B (I)	1,570	23,911
Mannkind Corp. (I)(L)	5,913	17,857
Maxygen, Inc.	2,567	14,144
Medivation, Inc. (I)	2,419	39,115
Metabolix, Inc. (I)	2,697	14,591
Micromet, Inc. (I)(L)	7,099	34,146
Momenta Pharmaceuticals, Inc. (I)(L)	3,535	59,812
Nabi Biopharmaceuticals (I)	3,626	6,817
Neurocrine Biosciences, Inc. (I)	3,845	23,608
Novavax, Inc. (I)(L)	7,832	14,450
NPS Pharmaceuticals, Inc. (I)	6,599	49,229
Nymox Pharmaceutical Corp. (I)(L)	1,630	12,877
OncoGenex Pharmaceutical, Inc. (I)	861	10,280

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Oncothyreon, Inc. (I)(L)	3,214	$23,077
Onyx Pharmaceuticals, Inc. (I)	4,852	165,114
Opko Health, Inc. (I)	8,379	35,024
PDL BioPharma, Inc.	10,639	65,004
Peregrine Pharmaceuticals, Inc. (I)	6,044	8,522
Pharmacyclics, Inc. (I)	3,512	40,458
PharmAthene, Inc. (I)	3,037	7,380
Progenics Pharmaceuticals, Inc. (I)(L)	2,411	14,996
Raptor Pharmaceutical Corp. (I)(L)	2,787	13,183
Rigel Pharmaceuticals, Inc. (I)	5,327	41,977
Sangamo Biosciences, Inc. (I)(L)	4,130	22,343
Savient Pharmaceuticals, Inc. (I)	5,543	23,835
SciClone Pharmaceuticals, Inc. (I)	2,716	12,711
Seattle Genetics, Inc. (I)(L)	7,395	128,599
SIGA Technologies, Inc. (I)(L)	2,721	15,619
Spectrum Pharmaceuticals, Inc. (I)	3,983	34,055
SuperGen, Inc. (I)	4,693	10,090
Synta Pharmaceuticals Corp. (I)	1,993	8,470
Targacept, Inc. (I)	2,107	34,302
Theravance, Inc. (I)	5,301	100,719
Vanda Pharmaceuticals, Inc. (I)	2,306	13,974
Vical, Inc. (I)(L)	5,595	20,310
Zalicus Inc. (I)	6,068	9,709
ZIOPHARM Oncology, Inc. (I)(L)	4,638	26,576

		3,009,124
Health Care Equipment & Supplies - 2.96%
Abaxis, Inc. (I)(L)	1,738	43,224
ABIOMED, Inc. (I)	2,434	30,279
Accuray, Inc. (I)	5,253	25,950
Align Technology, Inc. (I)	4,679	89,369
Alphatec Holdings, Inc. (I)	4,307	10,897
Analogic Corp.	955	47,292
AngioDynamics, Inc. (I)	1,977	28,469
Antares Pharma, Inc. (I)	7,214	17,602
Arthrocare Corp. (I)	2,098	68,038
Atricure, Inc. (I)	1,181	12,117
Atrion Corp.	126	27,077
Biolase Technology, Inc. (I)(L)	2,306	7,748
Cantel Medical Corp.	1,023	25,503
Cardiovascular Systems, Inc. (I)	1,065	13,685
Cerus Corp. (I)(L)	4,206	8,622
Conceptus, Inc. (I)	2,451	25,981
CONMED Corp. (I)	2,149	50,394
CryoLife, Inc. (I)	2,411	12,320
Cyberonics, Inc. (I)	2,160	60,934
Cynosure, Inc. (I)	897	9,185
Delcath Systems, Inc. (I)(L)	3,821	15,819
DexCom, Inc. (I)	5,185	62,376
Endologix, Inc. (I)	3,784	36,024
Exactech, Inc. (I)	697	10,330
Greatbatch, Inc. (I)	1,772	39,604
Haemonetics Corp. (I)	1,944	121,519
Hansen Medical, Inc. (I)	3,706	13,972
HeartWare International, Inc. (I)	926	58,162
ICU Medical, Inc. (I)	924	38,069
Insulet Corp. (I)(L)	3,553	62,106
Integra LifeSciences Holdings Corp. (I)	1,594	63,569
Invacare Corp.	2,189	54,988
IRIS International, Inc. (I)	1,591	13,603
Kensey Nash Corp. (I)	743	20,403
MAKO Surgical Corp. (I)(L)	2,457	88,206
Masimo Corp. (L)	4,010	98,927
Medical Action Industries, Inc. (I)	1,462	9,079
Meridian Bioscience, Inc. (L)	3,159	58,442

The accompanying notes are an integral part of the financial statements.
238

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Merit Medical Systems, Inc. (I)	3,209	$46,691
Natus Medical, Inc. (I)	2,288	23,978
Neogen Corp. (I)	1,826	63,399
Neoprobe Corp. (I)(L)	7,427	25,029
NuVasive, Inc. (I)(L)	3,033	73,490
NxStage Medical, Inc. (I)	3,441	63,280
OraSure Technologies, Inc. (I)	3,567	26,146
Orthofix International NV (I)	1,376	50,437
Palomar Medical Technologies, Inc. (I)	1,550	12,478
Quidel Corp. (I)(L)	2,212	33,799
Rockwell Medical Technologies, Inc. (I)(L)	1,371	12,366
RTI Biologics, Inc. (I)	4,819	16,192
Solta Medical, Inc. (I)	5,063	8,658
SonoSite, Inc. (I)	1,082	31,551
Spectranetics Corp. (I)	2,769	17,085
STAAR Surgical Company (I)	2,920	23,915
STERIS Corp.	4,476	144,038
SurModics, Inc. (I)	1,262	13,453
Symmetry Medical, Inc. (I)	2,862	23,840
Synergetics USA, Inc. (I)	1,971	10,742
Synovis Life Technologies, Inc. (I)	993	16,931
Tornier BV (I)	791	18,501
Unilife Corp. (I)(L)	4,528	21,100
Uroplasty, Inc. (I)	1,690	10,546
Vascular Solutions, Inc. (I)	1,455	17,547
Volcano Corp. (I)	3,991	119,530
West Pharmaceutical Services, Inc.	2,547	102,186
Wright Medical Group, Inc. (I)	3,047	46,711
Young Innovations, Inc.	524	14,363
Zoll Medical Corp. (I)	1,678	74,973

		2,642,839
Health Care Providers & Services - 2.80%
Accretive Health, Inc. (I)	3,055	81,996
Air Methods Corp. (I)	863	57,433
Almost Family, Inc. (I)	669	13,226
Amedisys, Inc. (I)	2,253	38,233
American Dental Partners, Inc. (I)	1,401	15,383
AMN Healthcare Services, Inc. (I)	3,224	17,764
Amsurg Corp. (I)	2,362	53,452
Assisted Living Concepts, Inc.	1,552	20,843
Bio-Reference Labs, Inc. (I)(L)	1,882	38,092
BioScrip, Inc. (I)	3,178	20,117
Capital Senior Living Corp. (I)	2,241	16,090
CardioNet, Inc. (I)	2,167	7,129
Centene Corp. (I)	3,806	121,373
Chemed Corp.	1,617	93,867
Chindex International, Inc. (I)	964	10,180
Continucare Corp. (I)	2,347	14,927
Corvel Corp. (I)	485	22,126
Cross Country Healthcare, Inc. (I)	2,527	12,458
Emeritus Corp. (I)(L)	2,373	41,504
Examworks Group, Inc. (I)	2,056	30,902
Five Star Quality Care, Inc. (I)	3,387	11,008
Gentiva Health Services, Inc. (I)	2,396	18,234
Hanger Orthopedic Group, Inc. (I)	2,555	47,983
Healthsouth Corp. (I)(L)	7,220	154,436
Healthspring, Inc. (I)	5,171	201,876
Healthways, Inc. (I)	2,621	32,920
HMS Holdings Corp. (I)	6,491	170,259
IPC The Hospitalist Co, Inc. (I)	1,251	50,165
Kindred Healthcare, Inc. (I)	3,958	51,217
Landauer, Inc.	738	38,051
LHC Group, Inc. (I)	1,213	24,236
Magellan Health Services, Inc. (I)	2,435	121,433

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
MedCath Corp. (I)	1,632	$22,685
Medquist Holdings, Inc. (I)	2,449	20,204
Metropolitan Health Networks, Inc. (I)	3,352	17,196
Molina Healthcare, Inc. (I)	2,130	40,960
MWI Veterinary Supply, Inc. (I)	982	72,668
National Healthcare Corp.	768	26,442
Owens & Minor, Inc.	4,832	142,254
PharMerica Corp. (I)	2,273	33,481
PSS World Medical, Inc. (I)(L)	4,234	99,838
RadNet, Inc. (I)	2,665	7,995
Select Medical Holdings Corp. (I)	3,439	24,933
Skilled Healthcare Group, Inc. (I)	1,607	8,726
Sun Healthcare Group, Inc. (I)	2,129	9,070
Sunrise Senior Living, Inc. (I)	4,373	32,448
Team Health Holdings, Inc. (I)	2,062	38,539
The Ensign Group, Inc.	1,242	28,976
The Providence Service Corp. (I)	1,078	11,470
Triple-S Management Corp., Class B (I)	1,531	26,104
Universal American Corp.	2,480	27,255
US Physical Therapy, Inc.	971	19,284
WellCare Health Plans, Inc. (I)	3,251	148,993

		2,508,434
Health Care Technology - 0.58%
athenahealth, Inc. (I)(L)	2,672	154,976
Computer Programs & Systems, Inc.	844	59,772
HealthStream, Inc. (I)	1,224	15,190
MedAssets, Inc. (I)	3,713	42,440
Medidata Solutions, Inc. (I)	1,646	27,159
Merge Healthcare, Inc. (I)	4,081	24,160
Omnicell, Inc. (I)	2,574	40,257
Quality Systems, Inc.	1,473	135,545
Transcend Services, Inc. (I)	708	18,281

		517,780
Life Sciences Tools & Services - 0.41%
Affymetrix, Inc. (I)	5,423	30,369
Caliper Life Sciences, Inc. (I)	3,660	27,523
Cambrex Corp. (I)	2,626	13,051
Complete Genomics, Inc. (I)	783	7,094
Enzo Biochem, Inc. (I)	3,363	9,820
eResearch Technology, Inc. (I)	4,009	20,887
Furiex Pharmaceuticals, Inc. (I)	859	13,177
Harvard Bioscience, Inc. (I)	2,082	9,098
Luminex Corp. (I)	2,884	66,419
Medtox Scientific, Inc.	687	9,618
Pacific Biosciences of California, Inc. (I)(L)	2,652	18,776
Parexel International Corp. (I)	4,525	92,220
Sequenom, Inc. (I)(L)	7,597	46,570

		364,622
Pharmaceuticals - 1.57%
Aegerion Pharmaceuticals, Inc. (I)	758	11,006
Akorn, Inc. (I)	4,402	35,392
Ampio Pharmaceuticals, Inc. (I)(L)	1,733	13,552
Auxilium Pharmaceuticals, Inc. (I)(L)	3,744	63,685
AVANIR Pharmaceuticals, Class A (I)(L)	9,533	27,074
Cadence Pharmaceuticals, Inc. (I)(L)	3,035	19,849
Columbia Laboratories, Inc. (I)	6,104	14,100
Corcept Therapeutics, Inc. (I)	3,342	9,458
Depomed, Inc. (I)	4,233	26,329
Durect Corp. (I)	7,208	12,037
Endocyte, Inc. (I)	1,196	13,108
Forest Laboratories, Inc., CVR (I)	891	846
Hi-Tech Pharmacal Company, Inc. (I)	835	23,388
Impax Laboratories, Inc. (I)	5,024	98,822

The accompanying notes are an integral part of the financial statements.
239

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Indevus Pharmaceuticals, Inc. (I)	156	$13
Ista Pharmaceuticals, Inc. (I)	2,079	9,522
Jazz Pharmaceuticals, Inc. (I)	1,702	72,999
MAP Pharmaceuticals, Inc. (I)	1,724	24,136
Medicis Pharmaceutical Corp., Class A	4,727	183,880
Nektar Therapeutics (I)	8,885	50,867
Obagi Medical Products, Inc. (I)	1,596	16,646
Optimer Pharmaceuticals, Inc. (I)	3,557	35,392
Pain Therapeutics, Inc. (I)	3,058	14,526
Par Pharmaceutical Companies, Inc. (I)	2,799	83,214
Pozen, Inc. (I)	2,303	6,517
Questcor Pharmaceuticals, Inc. (I)	4,081	122,634
Sagent Pharmaceuticals, Inc. (I)	492	11,311
Salix Pharmaceuticals, Ltd. (I)	4,488	136,660
Santarus, Inc. (I)	4,611	14,156
The Medicines Company (I)	4,176	60,886
Viropharma, Inc. (I)	5,793	114,759
Vivus, Inc. (I)(L)	6,384	53,243
XenoPort, Inc. (I)	2,891	21,133

		1,401,140

		10,443,939
Industrials - 14.58%
Aerospace & Defense - 1.91%
AAR Corp.	3,032	71,525
Aerovironment, Inc. (I)	1,315	37,688
American Science & Engineering, Inc.	692	46,668
Astronics Corp. (I)	835	24,908
Astronics Corp., Class B (I)	75	1,875
Ceradyne, Inc. (I)	1,915	60,054
Cubic Corp.	1,213	50,861
Curtiss-Wright Corp.	3,539	108,966
DigitalGlobe, Inc. (I)	2,703	61,250
Ducommun, Inc.	925	17,168
Esterline Technologies Corp. (I)	2,317	174,447
GenCorp, Inc. (I)(L)	4,721	21,008
GeoEye, Inc. (I)	1,709	61,815
HEICO Corp.	3,186	173,701
Hexcel Corp. (I)	7,470	171,586
Kratos Defense & Security Solutions, Inc. (I)	2,660	25,164
LMI Aerospace, Inc. (I)	784	15,460
Moog, Inc., Class A (I)	3,285	131,006
National Presto Industries, Inc.	371	35,987
Orbital Sciences Corp., Class A (I)	4,489	70,208
Taser International, Inc. (I)	4,969	22,112
Teledyne Technologies, Inc. (I)	2,801	152,907
The Keyw Holding Corp. (I)	1,536	18,186
Triumph Group, Inc.	2,860	149,807

		1,704,357
Air Freight & Logistics - 0.34%
Air Transport Services Group, Inc. (I)	4,146	22,347
Atlas Air Worldwide Holdings, Inc. (I)	2,021	99,191
Forward Air Corp.	2,326	66,082
HUB Group, Inc., Class A (I)	2,864	90,187
Pacer International, Inc. (I)	2,915	13,176
Park-Ohio Holdings Corp. (I)	711	11,284

		302,267
Airlines - 0.51%
Alaska Air Group, Inc. (I)	2,717	156,852
Allegiant Travel Company (I)	1,138	53,429
Hawaiian Holdings, Inc. (I)	3,986	16,661
JetBlue Airways Corp. (I)(L)	18,830	81,911
Republic Airways Holdings, Inc. (I)(L)	3,950	12,640

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Airlines (continued)
Skywest, Inc.	4,095	$52,211
Spirit Airlines, Inc. (I)	1,201	14,508
US Airways Group, Inc. (I)(L)	12,413	69,389

		457,601
Building Products - 0.66%
AAON, Inc.	1,468	25,705
Ameresco, Inc., Class A (I)	1,499	16,699
American Woodmark Corp.	843	13,370
Ameron International Corp.	692	58,481
AO Smith Corp.	2,880	113,155
Apogee Enterprises, Inc.	2,255	21,174
Builders FirstSource, Inc. (I)	4,000	7,720
Gibraltar Industries, Inc. (I)	2,439	21,658
Griffon Corp. (I)	3,757	32,836
Insteel Industries, Inc.	1,458	15,280
NCI Building Systems, Inc. (I)	1,599	15,462
Quanex Building Products Corp.	2,878	37,155
Simpson Manufacturing Company, Inc.	3,174	90,237
Trex Company, Inc. (I)	1,210	22,070
Universal Forest Products, Inc.	1,508	46,084
USG Corp. (I)(L)	5,475	51,465

		588,551
Commercial Services & Supplies - 2.42%
A.T. Cross Company, Class A (I)	856	9,296
ABM Industries, Inc.	4,063	83,048
ACCO Brands Corp. (I)	4,293	29,278
American Reprographics Company (I)	3,133	12,250
APAC Customer Services, Inc. (I)	2,428	20,517
Casella Waste Systems, Inc., Class A (I)	2,422	13,902
Cenveo, Inc. (I)	4,639	20,504
Clean Harbors, Inc. (I)	3,581	192,908
Consolidated Graphics, Inc. (I)	717	27,662
Deluxe Corp.	3,929	86,949
EnergySolutions, Inc. (I)	6,389	22,553
EnerNOC, Inc. (I)(L)	1,853	23,255
Ennis, Inc.	2,052	32,565
Fuel Tech, Inc. (I)	1,727	10,276
G&K Services, Inc., Class A	1,441	40,665
Healthcare Services Group, Inc.	5,135	80,517
Herman Miller, Inc.	4,370	86,832
Higher One Holdings, Inc. (I)	2,368	37,888
HNI Corp.	3,413	70,376
InnerWorkings, Inc. (I)(L)	2,077	15,744
Interface, Inc., Class A	4,014	60,531
Intersections, Inc.	766	11,643
Kimball International, Inc., Class B	2,502	14,261
Knoll, Inc.	3,654	57,806
M&F Worldwide Corp. (I)	855	18,725
McGrath Rentcorp	1,769	42,173
Metalico, Inc. (I)	3,342	14,805
Mine Safety Appliances Company	2,072	64,025
Mobile Mini, Inc. (I)	2,854	54,369
Multi-Color Corp.	943	24,537
Quad/Graphics, Inc.	1,957	40,588
Rollins, Inc.	4,836	101,121
Schawk, Inc., Class A	1,035	12,596
Standard Parking Corp. (I)	1,398	22,745
Steelcase, Inc., Class A	6,051	50,102
Swisher Hygiene, Inc. (I)(L)	6,512	29,109
Sykes Enterprises, Inc. (I)	3,233	50,596
Team, Inc. (I)	1,524	38,009
Tetra Tech, Inc. (I)	4,795	95,468
The Brinks Company	3,572	91,800

The accompanying notes are an integral part of the financial statements.
240

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
The Geo Group, Inc. (I)	4,978	$106,878
TMS International Corp. (I)	1,193	8,792
Unifirst Corp.	1,094	56,647
United Stationers, Inc.	3,507	110,611
US Ecology, Inc.	1,648	30,142
Viad Corp.	1,575	32,398

		2,157,462
Construction & Engineering - 0.73%
Comfort Systems USA, Inc.	2,966	28,355
Dycom Industries, Inc. (I)	2,685	48,948
EMCOR Group, Inc. (I)	5,081	116,406
Furmanite Corp. (I)	2,920	17,812
Granite Construction, Inc.	2,949	61,133
Great Lakes Dredge & Dock Corp.	4,617	22,577
Insituform Technologies, Inc., Class A (I)(L)	3,036	50,185
Layne Christensen Company (I)	1,520	42,666
MasTec, Inc. (I)	4,323	95,971
Michael Baker Corp. (I)	709	15,988
MYR Group, Inc. (I)	1,564	32,625
Northwest Pipe Company (I)	765	20,854
Orion Marine Group, Inc. (I)	2,216	14,249
Pike Electric Corp. (I)	1,340	11,310
Primoris Services Corp.	2,077	23,886
Sterling Construction Company, Inc. (I)	1,368	17,456
Tutor Perini Corp.	2,389	33,542

		653,963
Electrical Equipment - 1.25%
A123 Systems, Inc. (I)(L)	6,876	32,867
Active Power, Inc. (I)	6,534	9,997
Acuity Brands, Inc.	3,289	151,426
American Superconductor Corp. (I)(L)	3,488	23,963
AZZ, Inc.	979	46,336
Belden, Inc.	3,602	109,897
Brady Corp., Class A	3,638	100,045
Broadwind Energy, Inc. (I)	8,749	6,212
Capstone Turbine Corp. (I)(L)	19,410	23,292
Coleman Cable, Inc. (I)	721	8,847
Encore Wire Corp.	1,459	32,696
EnerSys (I)	3,842	86,330
Franklin Electric Company, Inc.	1,789	76,766
Fuelcell Energy, Inc. (I)(L)	9,864	11,640
Generac Holdings, Inc. (I)	1,904	39,241
Global Power Equipment Group, Inc. (I)	1,223	29,792
II-VI, Inc. (I)	3,972	78,467
LSI Industries, Inc.	1,632	12,028
Powell Industries, Inc. (I)	689	25,782
Preformed Line Products Company	199	10,989
Satcon Technology Corp. (I)(L)	7,154	9,515
Thermon Group Holdings, Inc. (I)	796	12,402
Valence Technology, Inc. (I)	6,578	7,959
Vicor Corp.	1,531	17,285
Woodward, Inc.	4,697	152,277

		1,116,051
Industrial Conglomerates - 0.21%
Raven Industries, Inc.	1,399	76,008
Seaboard Corp. (I)	24	55,416
Standex International Corp.	987	28,722
Tredegar Industries, Inc.	1,842	30,835

		190,981
Machinery - 3.03%
3D Systems Corp. (I)	3,215	58,417
Accuride Corp. (I)	3,173	26,748

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Actuant Corp., Class A	5,231	$105,038
Alamo Group, Inc.	579	13,276
Albany International Corp., Class A	2,165	47,067
Altra Holdings, Inc. (I)	2,092	32,468
American Railcar Industries, Inc. (I)	796	14,575
Ampco-Pittsburgh Corp.	741	15,806
Astec Industries, Inc. (I)	1,512	52,330
Badger Meter, Inc. (L)	1,170	40,985
Barnes Group, Inc.	4,162	95,809
Blount International, Inc. (I)	3,762	59,139
Briggs & Stratton Corp.	3,856	62,274
Cascade Corp.	703	30,053
Chart Industries, Inc. (I)	2,254	106,592
CIRCOR International, Inc.	1,312	45,277
CLARCOR, Inc.	3,857	179,505
Colfax Corp. (I)	1,899	47,627
Columbus McKinnon Corp./NY (I)	1,543	22,250
Commercial Vehicle Group, Inc. (I)	2,321	16,688
Douglas Dynamics, Inc.	1,541	22,375
Dynamic Materials Corp.	1,094	22,121
Energy Recovery, Inc. (I)	4,166	10,665
EnPro Industries, Inc. (I)	1,586	61,569
ESCO Technologies, Inc.	2,063	63,685
Federal Signal Corp. (I)	5,017	27,321
Flow International Corp. (I)	4,091	10,432
Force Protection, Inc. (I)	5,575	22,802
FreightCar America, Inc. (I)	1,012	18,530
Graham Corp.	853	14,356
Greenbrier Companies, Inc. (I)	1,416	24,610
Hurco Companies, Inc. (I)	577	15,856
John Bean Technologies Corp.	2,222	35,108
Kadant, Inc. (I)	972	22,648
Kaydon Corp.	2,492	83,781
LB Foster Co.	764	18,718
Lindsay Corp. (L)	954	59,339
Lydall, Inc. (I)	1,400	15,274
Meritor, Inc. (I)	7,262	61,364
Met-Pro Corp.	1,620	16,054
Middleby Corp. (I)	1,439	115,933
Miller Industries, Inc.	1,019	19,799
Mueller Industries, Inc.	2,905	136,942
Mueller Water Products, Inc.	11,987	27,810
NACCO Industries, Inc., Class A	443	33,983
NN, Inc. (I)	1,403	10,803
PMFG, Inc. (I)	1,365	24,884
RBC Bearings, Inc. (I)	1,680	58,716
Robbins & Myers, Inc.	3,012	144,727
Sauer-Danfoss, Inc. (I)	885	38,259
Sun Hydraulics, Inc.	1,543	45,426
Tecumseh Products Company, Class A (I)	1,630	13,007
Tennant Company	1,461	64,226
The Gorman-Rupp Company	1,173	34,252
Titan International, Inc. (L)	3,201	68,822
TriMas Corp. (I)	1,962	37,925
Twin Disc, Inc.	657	25,511
Wabash National Corp. (I)	5,258	29,918
Watts Water Technologies, Inc., Class A (L)	2,296	65,023
Xerium Technologies, Inc. (I)	924	13,084

		2,707,582
Marine - 0.04%
Eagle Bulk Shipping, Inc. (I)(L)	5,497	10,664
Excel Maritime Carriers, Ltd. (I)(L)	3,962	7,964
Genco Shipping & Trading, Ltd. (I)(L)	2,435	17,289

		35,917

The accompanying notes are an integral part of the financial statements.
241

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Professional Services - 1.44%
Acacia Research (I)	3,280	$143,336
Barrett Business Services, Inc.	759	10,861
CBIZ, Inc. (I)(L)	3,202	21,806
CDI Corp.	1,105	12,442
CoStar Group, Inc. (I)	1,939	99,238
CRA International, Inc. (I)	896	21,110
Exponent, Inc. (I)	1,084	45,810
FTI Consulting, Inc. (I)	3,209	116,743
GP Strategies Corp. (I)	1,259	15,687
Heidrick & Struggles International, Inc.	1,388	28,829
Hill International, Inc. (I)	2,162	11,826
Hudson Highland Group, Inc. (I)	2,578	13,560
Huron Consulting Group, Inc. (I)	1,699	54,011
ICF International, Inc. (I)	1,532	34,730
Insperity, Inc.	1,747	43,500
Kelly Services, Inc., Class A	2,043	31,054
Kforce, Inc. (I)	2,583	26,812
Korn/Ferry International (I)	3,614	58,764
Mistras Group, Inc. (I)	1,169	23,614
Navigant Consulting Company (I)	4,016	38,112
Odyssey Marine Exploration, Inc. (I)(L)	6,080	17,024
On Assignment, Inc. (I)	2,902	22,055
Pendrell Corp. (I)	11,522	25,809
Resources Connection, Inc.	3,616	37,823
RPX Corp. (I)	742	20,108
School Specialty, Inc. (I)	1,391	13,228
SFN Group, Inc. (I)	3,876	54,303
The Advisory Board Company (I)	1,215	75,549
The Corporate Executive Board Company	2,642	86,975
The Dolan Company (I)	2,477	20,980
TrueBlue, Inc. (I)	3,392	47,658
VSE Corp.	367	9,109

		1,282,466
Road & Rail - 1.13%
AMERCO, Inc. (I)	665	48,751
Arkansas Best Corp.	2,005	41,403
Avis Budget Group, Inc. (I)(L)	8,067	106,081
Celadon Group, Inc. (I)	1,803	21,131
Dollar Thrifty Automotive Group, Inc. (I)	2,216	147,032
Genesee & Wyoming, Inc., Class A (I)	3,012	156,443
Heartland Express, Inc.	3,946	59,979
Knight Transportation, Inc.	4,699	71,190
Marten Transport, Ltd.	1,409	25,897
Old Dominion Freight Line, Inc. (I)	3,660	117,559
Quality Distribution, Inc. (I)	1,280	15,642
RailAmerica, Inc. (I)	1,694	23,123
Roadrunner Transportation Systems, Inc. (I)	863	13,256
Saia, Inc. (I)	1,377	16,483
Swift Transporation Company (I)	6,231	53,711
Werner Enterprises, Inc. (L)	3,389	78,896
Zipcar, Inc. (I)(L)	770	16,193

		1,012,770
Trading Companies & Distributors - 0.91%
Aceto Corp.	2,400	12,600
Aircastle, Ltd.	4,417	51,988
Applied Industrial Technologies, Inc.	3,233	98,994
Beacon Roofing Supply, Inc. (I)	3,527	65,461
CAI International, Inc. (I)	1,001	15,145
DXP Enterprises, Inc. (I)	694	16,718
H&E Equipment Services, Inc. (I)	2,226	22,772
Houston Wire & Cable Company (L)	1,450	21,272
Interline Brands, Inc. (I)	2,597	37,657
Kaman Corp., Class A	2,033	69,427

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
RSC Holdings, Inc. (I)	5,219	$41,543
Rush Enterprises, Inc., Class A (I)	2,532	46,589
Seacube Container Leasing, Ltd.	967	12,851
TAL International Group, Inc.	1,536	44,867
Textainer Group Holdings, Ltd.	851	20,177
Titan Machinery, Inc. (I)	1,193	31,626
United Rentals, Inc. (I)(L)	4,789	79,881
Watsco, Inc.	2,134	127,293

		816,861

		13,026,829
Information Technology - 15.85%
Communications Equipment - 2.15%
ADTRAN, Inc.	4,938	153,374
Anaren, Inc. (I)	1,218	24,153
Arris Group, Inc. (I)	9,463	103,336
Aruba Networks, Inc. (I)(L)	6,540	139,498
Aviat Networks, Inc. (I)	5,085	13,221
Bel Fuse, Inc., Class B	882	15,294
Black Box Corp.	1,389	34,336
Blue Coat Systems, Inc. (I)	3,353	49,222
Calix, Inc. (I)	2,884	42,626
Comtech Telecommunications Corp.	2,082	57,963
DG FastChannel, Inc. (I)	2,110	46,209
Digi International, Inc. (I)	2,020	25,391
Emcore Corp. (I)	6,978	11,165
Emulex Corp. (I)	6,752	46,521
Extreme Networks, Inc. (I)	7,289	20,191
Finisar Corp. (I)(L)	6,864	126,709
Globecomm Systems, Inc. (I)	1,794	23,053
Harmonic, Inc. (I)	8,889	42,312
Infinera Corp. (I)(L)	8,099	60,864
InterDigital, Inc. (L)	3,474	244,570
Ixia (I)	3,010	25,856
KVH Industries, Inc. (I)	1,299	11,561
Loral Space & Communications, Inc. (I)	820	46,404
Meru Networks, Inc. (I)(L)	890	8,135
Netgear, Inc. (I)	2,806	78,035
Oclaro, Inc. (I)	3,824	16,252
Oplink Communications, Inc. (I)	1,605	26,531
OpNext, Inc. (I)	3,735	5,976
Plantronics, Inc.	3,673	117,720
Powerwave Technologies, Inc. (I)	13,123	23,096
Procera Networks, Inc. (I)	1,213	9,959
Seachange International, Inc. (I)	2,148	16,883
ShoreTel, Inc. (I)	3,683	25,707
Sonus Networks, Inc. (I)	16,116	41,740
Sycamore Networks, Inc.	1,591	27,349
Symmetricom, Inc. (I)	3,570	19,492
Tekelec, Inc. (I)	4,783	34,438
Viasat, Inc. (I)	2,785	98,868
Westell Technologies, Inc., Class A (I)	4,491	11,183

		1,925,193
Computers & Peripherals - 0.54%
Avid Technology, Inc. (I)	2,296	22,593
Cray, Inc. (I)	3,050	17,278
Dot Hill Systems Corp. (I)	5,007	8,812
Electronics for Imaging, Inc. (I)	3,569	50,715
Imation Corp. (I)	2,418	16,781
Immersion Corp. (I)	2,263	15,909
Intermec, Inc. (I)	4,689	34,558
Intevac, Inc. (I)	1,944	15,960
Novatel Wireless, Inc. (I)	2,742	9,186
OCZ Technology Group, Inc. (I)(L)	3,997	22,663

The accompanying notes are an integral part of the financial statements.
242

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Peripherals (continued)
Quantum Corp. (I)	17,342	$33,817
Rimage Corp.	947	13,040
Silicon Graphics International Corp. (I)	2,394	38,136
STEC, Inc. (I)	3,169	30,090
Stratasys, Inc. (I)(L)	1,639	37,926
Super Micro Computer, Inc. (I)	2,082	28,555
Synaptics, Inc. (I)(L)	2,634	64,349
Xyratex, Ltd.	2,428	20,832

		481,200
Electronic Equipment, Instruments & Components - 2.30%
Aeroflex Holding Corp. (I)	1,540	13,521
Agilysys, Inc. (I)	1,476	13,358
Anixter International, Inc.	2,213	130,589
Benchmark Electronics, Inc. (I)	4,658	63,116
Brightpoint, Inc. (I)	5,264	50,166
Checkpoint Systems, Inc. (I)	3,116	47,457
Cognex Corp.	3,184	101,888
Coherent, Inc. (I)	1,926	85,148
CTS Corp.	2,740	26,304
Daktronics, Inc.	2,718	26,202
DDi Corp.	1,375	10,423
DTS, Inc. (I)	1,342	41,226
Echelon Corp. (I)	2,795	23,338
Electro Rent Corp.	1,503	22,229
Electro Scientific Industries, Inc. (I)	1,736	26,248
Emagin Corp. (I)	1,514	5,344
Fabrinet (I)	1,568	25,856
FARO Technologies, Inc. (I)	1,259	47,804
FEI Company (I)	2,972	95,074
GSI Group, Inc. (I)	2,054	19,472
Insight Enterprises, Inc. (I)	3,571	67,206
KEMET Corp. (I)	3,365	31,025
Lecroy Corp. (I)	1,432	12,960
Littelfuse, Inc.	1,751	81,229
Maxwell Technologies, Inc. (I)	2,194	38,022
Measurement Specialties, Inc. (I)	1,164	36,352
Mercury Computer Systems, Inc. (I)	2,333	32,452
Methode Electronics, Inc.	2,859	27,932
Microvision, Inc. (I)	8,892	8,003
MTS Systems Corp.	1,208	43,633
Multi-Fineline Electronix, Inc. (I)	707	13,454
Newport Corp. (I)	2,883	37,306
OSI Systems, Inc. (I)	1,448	56,327
Park Electrochemical Corp.	1,606	39,749
Plexus Corp. (I)	2,747	73,015
Power-One, Inc. (I)(L)	5,202	39,327
Pulse Electronics Corp.	3,638	12,224
RadiSys Corp. (I)	1,732	13,059
Richardson Electronics, Ltd.	1,249	17,286
Rofin-Sinar Technologies, Inc. (I)	2,202	50,844
Rogers Corp. (I)	1,221	60,891
Sanmina-SCI Corp. (I)	6,192	47,802
Scansource, Inc. (I)	2,088	64,624
SYNNEX Corp. (I)	1,933	50,915
TTM Technologies, Inc. (I)	4,007	44,758
Universal Display Corp. (I)(L)	2,951	144,806
Vishay Precision Group, Inc. (I)	1,052	15,780
Zygo Corp. (I)	1,361	17,911

		2,053,655
Internet Software & Services - 1.74%
Active Network, Inc./the (I)	927	14,999
Ancestry.com, Inc. (I)(L)	2,425	86,597
comScore, Inc. (I)	2,461	39,253

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Constant Contact, Inc. (I)(L)	2,291	$43,827
Cornerstone Ondemand, Inc. (I)	895	13,890
DealerTrack Holdings, Inc. (I)	3,167	59,286
Dice Holdings, Inc. (I)	3,734	37,676
Digital River, Inc. (I)	3,050	61,366
Earthlink, Inc.	8,496	62,700
Envestnet, Inc. (I)	1,505	17,789
InfoSpace, Inc. (I)	2,939	28,097
Internap Network Services Corp. (I)	4,118	21,331
IntraLinks Holdings, Inc. (I)	2,481	23,247
j2 Global Communications, Inc.	3,536	112,975
Keynote Systems, Inc.	1,107	26,601
KIT Digital, Inc. (I)(L)	2,780	30,775
Limelight Networks, Inc. (I)(L)	5,328	13,373
Liquidity Services, Inc. (I)	1,443	34,632
LivePerson, Inc. (I)	4,049	47,576
LogMeIn, Inc. (I)	1,575	49,219
LoopNet, Inc. (I)	1,475	25,901
Marchex, Inc., Class B	1,743	17,535
Mediamind Technologies Inc. (I)	643	14,146
ModusLink Global Solutions, Inc.	3,823	15,789
Move, Inc. (I)	12,373	22,271
NIC, Inc.	4,932	57,310
OpenTable, Inc. (I)	1,803	109,965
Openwave Systems, Inc. (I)	7,777	14,854
Perficient, Inc. (I)	1,997	17,574
QuinStreet, Inc. (I)	2,165	26,110
Realnetworks, Inc.	1,654	15,300
Responsys, Inc. (I)	730	10,629
RightNow Technologies, Inc. (I)	1,903	62,399
Saba Software, Inc. (I)	2,291	15,945
Sciquest, Inc. (I)	1,011	15,135
SPS Commerce, Inc. (I)	764	13,851
Stamps.com, Inc.	929	18,246
Support.com, Inc. (I)	3,922	9,766
TechTarget, Inc. (I)	1,322	8,448
Travelzoo, Inc. (I)	425	15,525
United Online, Inc.	6,852	37,138
ValueClick, Inc. (I)	6,015	92,030
Vocus, Inc. (I)	1,367	29,432
Web.com Group, Inc. (I)	2,310	21,806
XO Group, Inc. (I)	2,539	22,953
Zix Corp. (I)	5,378	18,285

		1,553,552
IT Services - 1.76%
Acxiom Corp. (I)	6,240	68,453
CACI International, Inc., Class A (I)	2,286	125,867
Cardtronics, Inc. (I)	3,333	82,525
Cass Information Systems, Inc.	692	25,037
Ciber, Inc. (I)	4,971	16,305
Computer Task Group, Inc. (I)	1,248	13,940
Convergys Corp. (I)	8,022	85,434
CSG Systems International, Inc. (I)	2,655	35,471
Dynamics Research Corp. (I)	848	8,353
Echo Global Logistics, Inc. (I)	937	13,118
Euronet Worldwide, Inc. (I)	3,948	64,234
ExlService Holdings, Inc. (I)	1,250	32,438
Forrester Research, Inc.	1,124	37,879
Global Cash Access Holdings, Inc. (I)	5,367	16,101
Heartland Payment Systems, Inc.	2,946	63,368
iGate Corp. (I)	2,404	26,973
Jack Henry & Associates, Inc.	6,599	192,955
Lionbridge Technologies, Inc. (I)	5,363	16,035
ManTech International Corp., Class A	1,784	66,882

The accompanying notes are an integral part of the financial statements.
243

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
MAXIMUS, Inc.	2,651	$98,060
MoneyGram International, Inc. (I)	6,397	16,440
Ness Technologies, Inc. (I)	2,649	20,291
PRGX Global, Inc. (I)	1,710	10,055
Sapient Corp.	8,355	89,649
ServiceSource International, Inc. (I)	748	13,516
Syntel, Inc.	1,171	53,585
TeleTech Holdings, Inc. (I)	1,952	34,628
The Hackett Group, Inc. (I)	2,661	10,085
TNS, Inc. (I)	1,965	33,326
Unisys Corp. (I)	3,305	58,135
Virtusa Corp. (I)	1,198	18,892
Wright Express Corp. (I)	2,946	124,144

		1,572,174
Semiconductors & Semiconductor Equipment - 3.46%
Advanced Analogic Technologies, Inc. (I)	3,354	20,124
Advanced Energy Industries, Inc. (I)	3,326	33,227
Amkor Technology, Inc. (I)	8,066	35,087
Amtech Systems, Inc. (I)	820	8,897
Anadigics, Inc. (I)	5,286	14,642
Applied Micro Circuits Corp. (I)	4,971	28,285
ATMI, Inc. (I)	2,422	41,489
Axcelis Technologies, Inc. (I)	8,408	11,435
AXT, Inc. (I)	2,456	19,083
Brooks Automation, Inc.	5,023	47,518
Cabot Microelectronics Corp. (I)	1,808	71,886
Cavium Inc. (I)(L)	3,706	119,296
Ceva, Inc. (I)	1,769	47,055
Cirrus Logic, Inc. (I)(L)	5,042	76,538
Cohu, Inc.	1,945	21,570
Cymer, Inc. (I)	2,327	94,150
Diodes, Inc. (I)	2,710	54,254
DSP Group, Inc. (I)	2,022	13,082
Entegris, Inc. (I)	10,289	77,373
Entropic Communications, Inc. (I)(L)	6,592	29,598
Exar Corp. (I)	3,077	18,647
FormFactor, Inc. (I)	3,995	31,521
FSI International, Inc. (I)	3,261	7,011
GSI Technology, Inc. (I)	1,723	8,667
GT Advanced Technologies Inc. (I)(L)	9,622	117,485
Hittite Microwave Corp. (I)	2,391	129,879
Inphi Corp. (I)	1,599	12,856
Integrated Device Technology, Inc. (I)	11,341	64,190
Integrated Silicon Solution, Inc. (I)	2,167	17,834
IXYS Corp. (I)	1,890	22,680
Kopin Corp. (I)	5,263	19,894
Kulicke & Soffa Industries, Inc. (I)	5,450	47,415
Lattice Semiconductor Corp. (I)	8,930	50,276
LTX-Credence Corp. (I)	3,844	21,872
Maxlinear, Inc., Class A (I)	1,369	7,872
Micrel, Inc.	3,831	38,731
Microsemi Corp. (I)	6,610	102,653
Mindspeed Technologies, Inc. (I)(L)	2,752	15,962
MIPS Technologies, Inc. (I)	4,066	22,770
MKS Instruments, Inc.	4,001	92,903
Monolithic Power Systems, Inc. (I)	2,378	30,034
MoSys, Inc. (I)(L)	3,087	12,348
Nanometrics, Inc. (I)	1,570	24,947
Netlogic Microsystems, Inc. (I)(L)	5,220	156,704
NVE Corp. (I)	393	25,962
Omnivision Technologies, Inc. (I)	4,421	81,346
PDF Solutions, Inc. (I)	2,141	10,769
Pericom Semiconductor Corp. (I)	2,176	16,929
Photronics, Inc. (I)(L)	4,530	29,354

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
PLX Technology, Inc. (I)	3,925	$12,403
Power Integrations, Inc. (L)	2,215	71,190
Rambus, Inc. (I)	7,509	87,179
RF Micro Devices, Inc. (I)	21,083	130,925
Rubicon Technology, Inc. (I)	1,351	17,408
Rudolph Technologies, Inc. (I)	2,535	17,263
Semtech Corp. (I)	4,982	106,266
Sigma Designs, Inc. (I)	2,515	20,271
Silicon Image, Inc. (I)	6,087	32,444
Spansion, Inc., Class A (I)	3,743	56,182
Standard Microsystems Corp. (I)	1,763	37,058
Supertex, Inc. (I)	949	18,515
Tessera Technologies, Inc. (I)	3,939	55,461
TriQuint Semiconductor, Inc. (I)	12,552	95,144
Ultra Clean Holdings, Inc. (I)	1,803	10,151
Ultratech, Inc. (I)	1,927	39,349
Veeco Instruments, Inc. (I)(L)	3,106	112,934
Volterra Semiconductor Corp. (I)	1,882	38,111
Zoran Corp. (I)	3,861	31,274

		3,093,628
Software - 3.90%
Accelrys, Inc. (I)	4,417	28,711
ACI Worldwide, Inc. (I)	2,572	76,929
Actuate Corp. (I)	2,940	18,728
Advent Software, Inc. (I)	2,529	58,648
American Software, Inc., Class A	2,076	16,774
Aspen Technology, Inc. (I)	6,503	109,185
Blackbaud, Inc.	3,438	86,088
Blackboard, Inc. (I)	2,684	113,292
Bottomline Technologies, Inc. (I)	2,615	60,067
BroadSoft, Inc. (I)(L)	1,730	52,333
Callidus Software, Inc. (I)	2,534	12,265
CommVault Systems, Inc. (I)	3,381	114,650
Concur Technologies, Inc. (I)	3,419	142,983
Convio, Inc. (I)	1,164	10,732
Deltek, Inc. (I)	1,842	12,157
DemandTec, Inc. (I)	2,670	17,569
Digimarc Corp. (I)	519	17,340
Ebix, Inc. (I)(L)	2,350	38,493
EPIQ Systems, Inc.	2,486	31,125
Fair Isaac Corp.	3,046	77,825
FalconStor Software, Inc. (I)	2,868	9,378
Glu Mobile Inc. (I)(L)	3,261	9,946
Interactive Intelligence Group (I)	1,098	35,487
JDA Software Group, Inc. (I)	3,253	85,912
Kenexa Corp. (I)	2,034	42,816
Magma Design Automation, Inc. (I)(L)	5,183	26,381
Manhattan Associates, Inc. (I)	1,660	59,245
Mentor Graphics Corp. (I)	7,387	82,661
MicroStrategy, Inc., Class A (I)	612	75,203
Monotype Imaging Holdings, Inc. (I)	2,804	32,835
Motricity, Inc. (I)(L)	3,049	7,104
Netscout Systems, Inc. (I)	2,905	40,089
NetSuite, Inc. (I)	2,082	66,936
Opnet Technologies, Inc.	1,101	37,985
Parametric Technology Corp. (I)	9,086	163,548
Pegasystems, Inc.	1,275	51,523
Progress Software Corp. (I)	5,127	106,795
PROS Holdings, Inc. (I)	1,693	26,851
QLIK Technologies, Inc. (I)	5,387	136,722
Quest Software, Inc. (I)	4,662	80,326
RealD, Inc. (I)(L)	3,145	44,187
RealPage, Inc. (I)	2,322	48,344
Renaissance Learning, Inc.	1,067	16,603

The accompanying notes are an integral part of the financial statements.
244

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Rosetta Stone, Inc. (I)	883	$11,876
S1 Corp. (I)	4,056	37,275
SolarWinds, Inc. (I)	4,373	108,319
Sourcefire, Inc. (I)	2,198	60,709
SS&C Technologies Holdings, Inc. (I)	1,936	31,925
SuccessFactors, Inc. (I)(L)	6,058	141,515
Synchronoss Technologies, Inc. (I)	2,032	55,189
Take-Two Interactive Software, Inc. (I)	5,625	74,363
Taleo Corp. (I)	3,155	81,431
TeleCommunication Systems, Inc. (I)	3,831	14,519
TeleNav, Inc. (I)	1,279	11,831
THQ, Inc. (I)	5,636	10,990
TiVo, Inc. (I)	9,168	97,181
Tyler Technologies, Inc. (I)	2,447	61,738
Ultimate Software Group, Inc. (I)	1,988	100,573
VASCO Data Security International, Inc. (I)	2,126	15,116
Verint Systems, Inc. (I)	1,651	47,186
VirnetX Holding Corp. (I)(L)	3,121	67,070
Wave Systems Corp. Class A (I)(L)	6,585	15,146
Websense, Inc. (I)	3,082	63,397

		3,490,120

		14,169,522
Materials - 4.59%
Chemicals - 2.05%
A. Schulman, Inc.	2,365	43,138
American Vanguard Corp.	1,753	20,931
Arch Chemicals, Inc.	1,750	82,128
Balchem Corp.	2,230	92,099
Calgon Carbon Corp. (I)	4,351	68,833
Chemtura Corp. (I)	7,354	97,367
Ferro Corp. (I)	6,628	55,476
Flotek Industries, Inc. (I)	3,890	26,958
Futurefuel Corp.	1,475	16,653
Georgia Gulf Corp. (I)	2,608	55,264
H.B. Fuller Company	3,784	83,891
Hawkins, Inc.	697	25,266
Innophos Holdings, Inc.	1,671	69,530
Innospec, Inc. (I)	1,814	49,069
KMG Chemicals, Inc.	661	9,994
Koppers Holdings, Inc.	1,580	52,503
Kraton Performance Polymers, Inc. (I)	2,432	58,295
Landec Corp. (I)	2,333	13,881
LSB Industries, Inc. (I)	1,402	56,010
Minerals Technologies, Inc.	1,407	81,620
NewMarket Corp.	688	115,364
Olin Corp.	6,070	121,036
OM Group, Inc. (I)	2,371	74,995
Omnova Solutions, Inc. (I)	3,600	15,876
PolyOne Corp.	7,122	89,951
Quaker Chemical Corp.	989	32,973
Senomyx, Inc. (I)	3,208	13,698
Sensient Technologies Corp.	3,862	140,384
Spartech Corp. (I)	2,648	11,651
Stepan Company	618	46,752
STR Holdings, Inc. (I)(L)	2,343	26,570
TPC Group, Inc. (I)	1,027	32,761
Zep, Inc.	1,738	30,641
Zoltek Companies, Inc. (I)	2,212	19,466

		1,831,024
Construction Materials - 0.16%
Eagle Materials, Inc.	3,388	66,811
Headwaters, Inc. (I)	4,876	10,483

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
Texas Industries, Inc. (L)	1,738	$61,890

		139,184
Containers & Packaging - 0.21%
AEP Industries, Inc. (I)	484	13,160
Boise, Inc.	7,939	49,301
Graham Packaging Company, Inc. (I)	1,857	47,298
Graphic Packaging Holding Company (I)	12,168	51,227
Myers Industries, Inc.	2,425	26,384

		187,370
Metals & Mining - 1.63%
A. M. Castle & Company (I)	1,382	16,777
AMCOL International Corp. (L)	1,895	55,145
Century Aluminum Company (I)	3,979	48,424
Coeur d’Alene Mines Corp. (I)	6,832	194,370
General Moly, Inc. (I)(L)	5,395	21,418
Globe Specialty Metals, Inc.	4,842	81,104
Gold Resource Corp. (L)	2,176	51,288
Golden Minerals Company (I)	1,052	13,939
Golden Star Resources, Ltd. (I)	19,693	48,248
Haynes International, Inc.	941	54,606
Hecla Mining Company (I)	21,294	163,325
Horsehead Holding Corp. (I)	3,395	34,799
Jaguar Mining, Inc. (I)	6,487	40,090
Kaiser Aluminum Corp. (L)	1,262	65,460
Materion Corp. (I)	1,568	45,002
Midway Gold Corp. (I)(L)	6,826	18,157
Noranda Aluminum Holding Corp. (I)	1,784	20,284
Olympic Steel, Inc.	770	15,954
Paramount Gold and Silver Corp. (I)(L)	9,082	22,160
Revett Minerals, Inc. (I)	2,287	10,635
RTI International Metals, Inc. (I)	2,328	62,018
Stillwater Mining Company (I)	7,905	121,658
Thompson Creek Metals Company, Inc. (I)(L)	11,650	96,346
Universal Stainless & Alloy Products, Inc. (I)	569	18,714
US Gold Corp. (I)	7,998	49,508
Vista Gold Corp. (I)(L)	5,803	19,788
Worthington Industries, Inc.	4,385	71,256

		1,460,473
Paper & Forest Products - 0.54%
Buckeye Technologies, Inc.	3,036	82,549
Clearwater Paper Corp. (I)	1,772	65,245
Deltic Timber Corp.	837	48,822
KapStone Paper and Packaging Corp. (I)	3,005	45,165
Louisiana-Pacific Corp. (I)	10,022	66,847
Neenah Paper, Inc.	1,184	20,696
P.H. Glatfelter Company	3,536	50,777
Schweitzer-Mauduit International, Inc.	1,333	79,953
Wausau Paper Corp.	3,920	26,146

		486,200

		4,104,251
Telecommunication Services - 0.95%
Diversified Telecommunication Services - 0.80%
8x8, Inc. (I)	5,018	21,728
AboveNet, Inc.	1,759	108,143
Alaska Communications
Systems Group, Inc. (L)	3,646	27,710
Atlantic Tele-Network, Inc.	750	24,900
Cbeyond, Inc. (I)	2,210	20,531
Cincinnati Bell, Inc. (I)	15,204	51,542
Cogent Communications Group, Inc. (I)	3,548	50,311
Consolidated Communications Holdings, Inc.	2,061	39,386

The accompanying notes are an integral part of the financial statements.
245

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Fairpoint Communications, Inc. (I)(L)	1,755	$11,250
General Communication, Inc., Class A (I)	3,268	29,020
Global Crossing, Ltd. (I)	2,339	66,545
Globalstar, Inc. (I)	9,258	7,576
HickoryTech Corp.	1,283	12,253
IDT Corp., Class B	1,027	22,440
inContact, Inc. (I)	2,745	10,953
Iridium Communications, Inc. (I)(L)	3,411	25,207
Neutral Tandem, Inc. (I)	2,718	32,317
PAETEC Holding Corp. (I)	9,596	53,834
Premiere Global Services, Inc. (I)	4,100	34,276
SureWest Communications	1,197	13,885
Towerstream Corp. (I)	3,541	13,173
Vonage Holdings Corp. (I)	10,520	38,082

		715,062
Wireless Telecommunication Services - 0.15%
Leap Wireless International, Inc. (I)	4,661	42,135
NTELOS Holdings Corp.	2,324	45,667
Shenandoah Telecommunications Company	1,723	23,657
USA Mobility, Inc.	1,730	26,244

		137,703

		852,765
Utilities - 3.48%
Electric Utilities - 1.41%
Allete, Inc.	2,471	96,517
Central Vermont Public Service Corp.	1,046	36,422
Cleco Corp.	4,627	164,397
El Paso Electric Company	3,237	111,968
IDACORP, Inc.	3,769	143,976
MGE Energy, Inc.	1,849	77,935
Otter Tail Corp.	2,877	59,151
PNM Resources, Inc.	6,626	99,125
Portland General Electric Company	5,691	137,267
The Empire District Electric Company	3,274	67,936
UIL Holdings Corp.	3,857	130,984
Unisource Energy Corp.	2,824	106,917
Unitil Corp.	1,056	27,614

		1,260,209
Gas Utilities - 1.24%
Chesapeake Utilities Corp.	832	33,937
New Jersey Resources Corp.	3,130	147,454
Nicor, Inc.	3,413	189,763
Northwest Natural Gas Company	2,059	93,108
Piedmont Natural Gas Company, Inc. (L)	5,429	167,756
South Jersey Industries, Inc.	2,296	118,313
Southwest Gas Corp.	3,477	128,719
The Laclede Group, Inc.	1,773	70,388
WGL Holdings, Inc.	3,841	158,864

		1,108,302
Independent Power Producers & Energy Traders - 0.16%
Atlantic Power Corp.	5,199	80,481
Dynegy, Inc. (I)	8,086	35,578
Ormat Technologies, Inc.	1,403	23,795

		139,854
Multi-Utilities - 0.41%
Avista Corp.	4,414	112,027
Black Hills Corp. (L)	3,032	92,779
CH Energy Group, Inc.	1,181	66,360
NorthWestern Corp.	2,808	95,219

		366,385

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Water Utilities - 0.26%
American States Water Company	1,447	$51,369
Cadiz, Inc. (I)	1,323	13,309
California Water Service Group	3,337	63,003
Connecticut Water Service, Inc. (L)	767	20,372
Consolidated Water Company, Ltd.	1,604	13,073
Middlesex Water Company	1,561	28,395
SJW Corp.	1,031	24,043
York Water Company	1,181	21,057

		234,621

		3,109,371

TOTAL COMMON STOCKS (Cost $64,044,233)		$83,827,236

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc. Zero
Coupon 12/31/2015 (Z)	$1,500	$1,031

TOTAL CORPORATE BONDS (Cost $1,192)		$1,031

SECURITIES LENDING COLLATERAL - 9.06%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	809,028	8,094,247

TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,095,551)		$8,094,247

Total Investments (Small Cap Index Fund)
(Cost $72,140,976) - 102.86%		$91,922,514
Other assets and liabilities, net - (2.86%)		(2,557,046)

TOTAL NET ASSETS - 100.00%		$89,365,468

Small Cap Opportunities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.00%
Consumer Discretionary - 15.44%
Auto Components - 1.59%
Dana Holding Corp. (I)	50,132	$639,183
Drew Industries, Inc.	2,900	57,739
Exide Technologies (I)	10,280	57,979
Federal-Mogul Corp. (I)	3,604	64,007
Modine Manufacturing Company (I)	58,680	675,994
Motorcar Parts of America, Inc. (I)	2,590	26,314
Shiloh Industries, Inc.	1,546	15,630
Spartan Motors, Inc.	4,866	22,286
Standard Motor Products, Inc.	3,300	43,461
Superior Industries International, Inc.	6,639	114,324
TRW Automotive Holdings Corp. (I)(L)	16,447	685,675

		2,402,592
Distributors - 0.06%
Audiovox Corp., Class A (I)	2,806	17,986
Core-Mark Holding Company, Inc. (I)	2,190	77,789

		95,775
Diversified Consumer Services - 0.38%
Ascent Media Corp., Class A (I)	3,374	161,615
Cambium Learning Group, Inc. (I)	3,781	11,305
Career Education Corp. (I)	5	85
Carriage Services, Inc.	1,315	7,561
Corinthian Colleges, Inc. (I)(L)	382	840

The accompanying notes are an integral part of the financial statements.
246

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Consumer Services (continued)
Education Management Corp. (I)(L)	528	$8,305
Mac-Gray Corp.	768	10,644
Matthews International Corp., Class A	200	6,682
Regis Corp. (L)	7,352	108,589
Service Corp. International	25,214	257,687
Stewart Enterprises, Inc., Class A (L)	1,666	10,096

		583,409
Hotels, Restaurants & Leisure - 3.06%
Ameristar Casinos, Inc.	15	280
Bally Technologies, Inc. (I)	14,585	457,677
Benihana, Inc. (I)	700	5,698
Benihana, Inc., Class A (I)	1,322	10,721
Biglari Holdings, Inc. (I)	222	73,096
Bluegreen Corp. (I)	8,443	22,290
Bob Evans Farms, Inc.	2,266	71,968
Boyd Gaming Corp. (I)(L)	13,073	81,706
Canterbury Park Holding Corp. (I)	100	924
Churchill Downs, Inc.	1,871	81,912
DineEquity, Inc. (I)	16,435	688,627
Dover Downs Gaming & Entertainment, Inc.	2,392	6,291
Full House Resorts, Inc. (I)	632	2,142
Gaming Partners International Corp.	400	2,960
Gaylord Entertainment Company (I)	5,300	133,242
Great Wolf Resorts, Inc. (I)	6,052	17,188
International Speedway Corp., Class A	5,732	144,217
Isle of Capri Casinos, Inc. (I)(L)	7,312	47,820
Lakes Gaming, Inc. (I)	4,339	10,544
Life Time Fitness, Inc. (I)(L)	2,800	107,352
Luby’s, Inc. (I)	6,723	30,590
Marcus Corp.	4,570	44,695
McCormick & Schmick’s
Seafood Restaurants, Inc. (I)	2,084	13,004
Monarch Casino & Resort, Inc. (I)	2,300	23,391
MTR Gaming Group, Inc. (I)	4,201	10,503
Multimedia Games Holding Company, Inc. (I)	1,794	8,844
O’Charley’s, Inc. (I)(L)	4,887	27,465
Orient Express Hotels, Ltd., Class A (I)	11,800	92,512
P.F. Chang’s China Bistro, Inc. (L)	13,575	409,151
Papa John’s International, Inc. (I)	16,541	492,095
Pinnacle Entertainment, Inc. (I)	8,929	122,506
Red Lion Hotels Corp. (I)	314	2,195
Red Robin Gourmet Burgers, Inc. (I)	3,900	121,680
Rick’s Cabaret International, Inc. (I)	2,292	16,388
Ruby Tuesday, Inc. (I)	8,325	69,347
Ruth’s Hospitality Group, Inc. (I)(L)	2,390	12,643
Speedway Motorsports, Inc.	6,816	91,266
Texas Roadhouse, Inc., Class A	47,442	678,421
The Wendy’s Company	47,925	233,395
Vail Resorts, Inc.	4,149	167,744

		4,634,490
Household Durables - 1.76%
Acme United Corp.	300	3,057
Bassett Furniture Industries, Inc.	1,320	9,900
Beazer Homes USA, Inc. (I)(L)	14,270	30,110
Blyth, Inc.	1,011	57,546
Cavco Industries, Inc. (I)	648	23,568
CSS Industries, Inc.	926	16,437
D.R. Horton, Inc.	27,570	290,036
Emerson Radio Corp. (I)	6,514	10,553
Ethan Allen Interiors, Inc. (L)	33,433	574,713
Furniture Brands International, Inc. (I)	11,407	32,054
Helen of Troy, Ltd. (I)	4,435	133,139
Hooker Furniture Corp.	2,845	25,747

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Jarden Corp.	2,206	$64,062
KB Home (L)	7,492	49,372
Kid Brands, Inc. (I)	2,309	8,613
La-Z-Boy, Inc. (I)	9,201	80,969
Lennar Corp., Class A (L)	15,800	232,260
Lennar Corp., Class B	1,865	20,981
Lifetime Brands, Inc.	279	2,957
M/I Homes, Inc. (I)	4,500	37,080
MDC Holdings, Inc.	1,211	23,687
Meritage Homes Corp. (I)	3,500	65,555
Mohawk Industries, Inc. (I)	8,400	416,220
Pulte Group, Inc. (I)(L)	35,329	169,579
Ryland Group, Inc.	4,400	51,304
Skyline Corp.	705	7,699
Standard Pacific Corp. (I)	12,794	32,881
Stanley Furniture Company, Inc. (I)	2,115	7,297
Toll Brothers, Inc. (I)	11,302	194,281

		2,671,657
Internet & Catalog Retail - 0.02%
1-800-Flowers.com, Inc., Class A (I)	5,490	13,670
dELiA*s, Inc. (I)	3,000	4,620
Gaiam, Inc., Class A	3,280	12,267
ValueVision Media, Inc. (I)	633	2,399

		32,956
Leisure Equipment & Products - 0.17%
Arctic Cat, Inc. (I)	2,170	34,026
Callaway Golf Company	7,807	43,875
Jakks Pacific, Inc. (L)	3,677	62,509
Leapfrog Enterprises, Inc. (I)	6,076	20,051
Smith & Wesson Holding Corp. (I)	5,368	17,553
Steinway Musical Instruments, Inc. (I)	2,960	73,615
The Nautilus Group, Inc. (I)	1,841	2,688

		254,317
Media - 1.34%
AH Belo Corp.	4,621	24,722
Beasley Broadcasting Group, Inc. (I)	447	1,815
Belo Corp., Class A	5,600	30,520
Central European Media Enterprises, Ltd. (I)	2,003	25,759
Cinemark Holdings, Inc.	900	18,855
Clear Channel Outdoor
Holdings, Inc., Class A (I)	2,773	31,751
EW Scripps Company (I)	10,582	88,889
Fisher Communications, Inc. (I)	2,124	56,307
Gannett Company, Inc. (L)	14,461	167,025
Gray Television, Inc. (I)	8,117	15,422
Harte-Hanks, Inc.	9,457	75,183
Journal Communications, Inc., Class A (I)	8,168	30,140
Lee Enterprises, Inc. (I)(L)	3,600	2,358
Live Nation Entertainment, Inc. (I)	15,924	147,297
Martha Stewart Living
Omnimedia, Inc., Class A (I)	2,700	9,018
Media General, Inc., Class A (I)(L)	5,000	11,200
New Frontier Media, Inc. (I)	1,891	2,364
Outdoor Channel Holdings, Inc. (I)	1,659	11,431
Radio One, Inc., Class D (I)	4,508	6,446
Salem Communications Corp., Class A	1,200	3,012
The Interpublic Group of Companies, Inc.	83,117	717,300
The Madison Square Garden, Inc., Class A (I)	4,534	109,541
The McClatchy Company, Class A (I)(L)	13,372	22,732
The Washington Post Company, Class B (L)	1,176	418,374

		2,027,461

The accompanying notes are an integral part of the financial statements.
247

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail - 1.00%
Dillard’s, Inc., Class A (L)	27,985	$1,295,145
Fred’s, Inc., Class A	8,613	98,619
Saks, Inc. (I)(L)	10,586	102,472
Tuesday Morning Corp. (I)	4,400	17,556

		1,513,792
Specialty Retail - 4.86%
A.C. Moore Arts & Crafts, Inc. (I)	5,107	6,333
Americas Car-Mart, Inc. (I)	1,101	33,085
Asbury Automotive Group, Inc. (I)	2,300	43,263
AutoNation, Inc. (I)(L)	1,500	60,570
Barnes & Noble, Inc. (I)	9,129	121,781
Bebe Stores, Inc.	16,585	113,773
Books-A-Million, Inc. (L)	2,241	5,849
Brown Shoe Company, Inc.	6,262	51,536
Build-A-Bear Workshop, Inc. (I)	3,247	19,190
Cabela’s, Inc. (I)	8,792	206,172
Cache, Inc. (I)	2,290	12,710
Casual Male Retail Group, Inc. (I)	4,933	20,571
Charming Shoppes, Inc. (I)	17,375	55,079
Christopher & Banks Corp.	7,727	36,781
Citi Trends, Inc. (I)	20	233
Collective Brands, Inc. (I)(L)	4,984	67,234
Conn’s, Inc. (I)	7,677	43,989
Cost Plus, Inc. (I)	1,676	13,023
DSW, Inc., Class A	2,814	130,598
Foot Locker, Inc.	15,400	321,398
GameStop Corp., Class A (I)(L)	16,216	388,049
Genesco, Inc. (I)(L)	24,833	1,316,646
GNC Holdings, Inc., Class A (I)	35,228	852,518
Golfsmith International Holdings, Inc. (I)	700	2,184
Group 1 Automotive, Inc.	3,100	129,425
Haverty Furniture Companies, Inc.	4,100	48,585
HOT Topic, Inc.	9,900	81,972
Lithia Motors, Inc., Class A	5,348	100,917
MarineMax, Inc. (I)	5,938	40,319
New York & Company, Inc. (I)	2,900	10,150
Pacific Sunwear of California, Inc. (I)	15,200	23,560
Penske Automotive Group, Inc. (L)	48,308	881,138
PEP Boys - Manny, Moe & Jack (L)	9,800	96,824
Rent-A-Center, Inc.	12,800	360,704
Shoe Carnival, Inc. (I)	1,944	49,203
Sonic Automotive, Inc. (L)	2,665	36,990
Stage Stores, Inc.	7,100	115,943
Stein Mart, Inc.	5,406	38,274
Systemax, Inc. (I)	4,206	56,781
The Finish Line, Inc., Class A	47,189	948,499
The Men’s Wearhouse, Inc.	7,700	222,607
The Wet Seal, Inc., Class A (I)	23,505	118,465
West Marine, Inc. (I)	4,685	44,273
Zale Corp. (I)(L)	6,957	28,385

		7,355,579
Textiles, Apparel & Luxury Goods - 1.20%
Charles & Colvard, Ltd. (I)	775	1,945
Delta Apparel, Inc. (I)	522	8,686
G-III Apparel Group, Ltd. (I)	200	5,652
Heelys, Inc. (I)	1,265	2,657
Iconix Brand Group, Inc. (I)	14,828	290,332
K-Swiss, Inc., Class A (I)(L)	2,217	11,839
Kenneth Cole Productions, Inc., Class A (I)	1,900	22,059
Lacrosse Footwear, Inc.	1,274	16,435
Lakeland Industries, Inc. (I)	700	5,453
Lazare Kaplan International, Inc. (I)	200	606
Movado Group, Inc.	4,062	55,893

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Perry Ellis International, Inc. (I)	2,224	$51,108
PVH Corp.	12,583	838,783
Quiksilver, Inc. (I)(L)	18,231	76,206
RG Barry Corp.	1,273	12,997
Rocky Brands, Inc. (I)	1,126	12,994
Skechers U.S.A., Inc., Class A (I)	1,756	28,324
Tandy Brands Accessories, Inc. (I)	100	175
The Jones Group, Inc.	4,200	49,350
The Timberland Company, Class A (I)	6,496	278,938
Unifi, Inc. (I)	4,366	48,987

		1,819,419

		23,391,447
Consumer Staples - 5.17%
Beverages - 0.29%
Central European Distribution Corp. (I)(L)	5,941	41,825
Coca-Cola Bottling Company Consolidated	570	31,920
Constellation Brands, Inc., Class A (I)	16,820	332,531
Craft Brewers Alliance, Inc. (I)	2,766	16,541
Heckmann Corp. (I)	550	3,185
MGP Ingredients, Inc.	2,528	15,497

		441,499
Food & Staples Retailing - 1.04%
Ingles Markets, Inc.	2,701	41,406
Nash Finch Company	2,322	73,840
Spartan Stores, Inc.	4,932	79,602
SUPERVALU, Inc. (L)	23,700	188,889
Susser Holdings Corp. (I)	3,944	83,218
The Andersons, Inc.	2,066	83,074
The Pantry, Inc. (I)(L)	4,883	61,038
United Natural Foods, Inc. (I)(L)	19,628	798,271
Weis Markets, Inc.	2,061	80,585
Winn-Dixie Stores, Inc. (I)(L)	11,287	87,023

		1,576,946
Food Products - 3.15%
Alico, Inc.	490	10,408
B&G Foods, Inc.	6,392	116,398
Chiquita Brands International, Inc. (I)	5,723	59,004
Corn Products International, Inc.	15,711	734,646
Darling International, Inc. (I)	58,263	981,732
Dean Foods Company (I)	19,985	172,670
Dole Food Company, Inc. (I)(L)	9,737	109,736
Farmer Brothers Company	100	567
Fresh Del Monte Produce, Inc.	9,985	241,038
HQ Sustainable Maritime Industries, Inc. (I)	3,482	627
Imperial Sugar Company	2,770	24,819
Omega Protein Corp. (I)	4,810	58,105
Ralcorp Holdings, Inc. (I)	5,500	476,135
Sanderson Farms, Inc.	800	31,360
Seneca Foods Corp., Class A (I)	2,016	47,195
Smart Balance, Inc. (I)	6,834	34,512
Smithfield Foods, Inc. (I)(L)	19,056	417,708
The Hain Celestial Group, Inc. (I)	9,339	295,393
TreeHouse Foods, Inc. (I)	17,437	955,199

		4,767,252
Household Products - 0.15%
Central Garden & Pet Company (I)	3,300	25,872
Central Garden & Pet Company, Class A (I)	9,400	73,978
Oil-Dri Corp of America	655	12,668
Orchids Paper Products Company	100	1,289
Spectrum Brands Holdings, Inc. (I)	4,349	116,466

		230,273

The accompanying notes are an integral part of the financial statements.
248

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Personal Products - 0.40%
CCA Industries, Inc.	400	$2,272
Elizabeth Arden, Inc. (I)	1,800	57,996
Mannatech, Inc. (I)	838	463
Nutraceutical International Corp. (I)	2,391	33,354
Parlux Fragrances, Inc. (I)	5,083	16,774
Physicians Formula Holdings, Inc. (I)	200	682
Prestige Brands Holdings, Inc. (I)(L)	45,986	495,269

		606,810
Tobacco - 0.14%
Alliance One International, Inc. (I)	16,283	51,943
Universal Corp. (L)	3,700	150,590

		202,533

		7,825,313
Energy - 9.10%
Energy Equipment & Services - 5.10%
Basic Energy Services, Inc. (I)	5,817	127,160
Bolt Technology Corp. (I)	1,048	11,538
Bristow Group, Inc.	7,057	310,367
Cal Dive International, Inc. (I)	8,437	24,552
Dawson Geophysical Company (I)	1,649	57,781
Dresser-Rand Group, Inc. (I)	15,228	646,429
ENGlobal Corp. (I)	267	881
Exterran Holdings, Inc. (I)(L)	9,219	109,153
Global Industries, Ltd. (I)	14,600	64,386
Gulf Islands Fabrication, Inc.	3,360	82,656
Gulfmark Offshore, Inc., Class A (I)	5,420	214,144
Helix Energy Solutions Group, Inc. (I)	22,253	375,853
Hercules Offshore, Inc. (I)(L)	20,463	86,354
Hornbeck Offshore Services, Inc. (I)	5,800	141,404
Key Energy Services, Inc. (I)	15,999	230,226
Lufkin Industries, Inc.	9,296	578,490
Matrix Service Company (I)	5,600	60,872
Mitcham Industries, Inc. (I)	2,445	41,100
Natural Gas Services Group, Inc. (I)	2,736	35,541
Newpark Resources, Inc. (I)(L)	14,056	116,384
Oceaneering International, Inc.	19,607	837,023
Parker Drilling Company (I)	16,600	94,454
Patterson-UTI Energy, Inc.	35,849	876,150
PHI, Inc. (I)	2,700	61,155
Pioneer Drilling Company (I)	13,710	173,294
Rowan Companies, Inc. (I)	13,921	502,130
SEACOR Holdings, Inc.	1,806	160,264
Superior Energy Services, Inc. (I)	21,302	752,387
Tetra Technologies, Inc. (I)	7,049	72,252
TGC Industries, Inc. (I)	2,854	18,209
Tidewater, Inc. (L)	4,600	246,560
Union Drilling, Inc. (I)	5,316	45,345
Unit Corp. (I)	10,500	500,745
Willbros Group, Inc. (I)	11,697	75,212

		7,730,451
Oil, Gas & Consumable Fuels - 4.00%
Alon USA Energy, Inc.	8,155	75,760
Approach Resources, Inc. (I)	1,893	35,134
ATP Oil & Gas Corp. (I)	154	2,074
Berry Petroleum Company, Class A	3,202	156,994
Bill Barrett Corp. (I)	156	7,480
BioFuel Energy Corp. (I)	4,818	1,397
BPZ Resources, Inc. (I)(L)	257	943
Comstock Resources, Inc. (I)	5,496	111,844
Crimson Exploration, Inc. (I)	6,418	16,558
Crosstex Energy, Inc.	5,200	60,788
CVR Energy, Inc. (I)	8,191	233,198

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Delek US Holdings, Inc.	9,762	$144,575
DHT Holdings, Inc. (L)	8,789	26,191
Double Eagle Petroleum &
Mining Company (I)	1,718	16,304
Endeavour International Corp. (I)	3,910	38,553
Energen Corp.	16,775	823,653
Energy Partners, Ltd. (I)	7,993	106,467
Forest Oil Corp. (I)	21,602	420,591
General Maritime Corp. (I)	8,231	3,375
Georesources, Inc. (I)	1,959	45,645
GMX Resources, Inc. (I)	500	1,445
Green Plains Renewable Energy, Inc. (I)	7,707	81,386
Harvest Natural Resources, Inc. (I)(L)	7,131	80,723
HKN, Inc. (I)	349	775
HollyFrontier Corp.	12,167	873,104
Overseas Shipholding Group, Inc. (L)	4,418	78,773
Penn Virginia Corp. (L)	5,500	44,880
Petroleum Development Corp. (I)	3,810	90,716
Plains Exploration & Production Company (I)	10,664	313,628
Rex Energy Corp. (I)	3,679	45,215
SandRidge Energy, Inc. (I)	65,599	481,497
SemGroup Corp., Class A (I)	2,466	56,545
Sunoco, Inc.	9,093	346,807
Swift Energy Company (I)	2,896	89,342
Teekay Corp.	6,200	168,454
Tesoro Corp. (I)(L)	21,000	505,260
Triangle Petroleum Corp. (I)	4,500	24,615
USEC, Inc. (I)(L)	23,391	50,992
Warren Resources, Inc. (I)	7,110	24,032
Western Refining, Inc. (I)(L)	21,251	370,617

		6,056,330

		13,786,781
Financials - 17.84%
Capital Markets - 2.05%
Affiliated Managers Group, Inc. (I)	6,555	571,334
American Capital, Ltd. (I)	38,552	335,788
Calamos Asset Management, Inc.	700	8,253
Capital Southwest Corp.	697	62,110
Cowen Group, Inc., Class A (I)	25,390	88,357
Edelman Financial Group, Inc.	4,208	29,246
Evercore Partners, Inc., Class A	24,118	632,615
FirstCity Financial Corp. (I)	400	2,564
GFI Group, Inc.	7,507	32,806
Gleacher & Company, Inc. (I)	4,718	6,086
Harris & Harris Group, Inc. (I)	4,423	18,355
ICG Group, Inc. (I)	3,154	32,313
International FCStone, Inc. (I)	1,395	32,476
Investment Technology Group, Inc. (I)	6,101	69,429
JMP Group, Inc.	3,000	20,370
Knight Capital Group, Inc., Class A (I)	1,243	16,047
Legg Mason, Inc.	11,087	315,647
MCG Capital Corp.	14,794	70,124
Medallion Financial Corp.	3,955	38,878
MF Global Holdings, Ltd. (I)	24,900	136,701
Oppenheimer Holdings, Inc., Class A	1,506	29,894
Penson Worldwide, Inc. (I)(L)	4,893	9,982
Piper Jaffray Companies (I)	300	7,149
Safeguard Scientifics, Inc. (I)	1,932	30,989
SEI Investments Company	28,610	489,517
SWS Group, Inc. (I)	4,200	18,144

		3,105,174
Commercial Banks - 5.54%
1st Source Corp.	3,680	83,720

The accompanying notes are an integral part of the financial statements.
249

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
1st United Bancorp, Inc. (I)	1,670	$8,935
American National Bankshares, Inc.	48	888
Ameris Bancorp (I)(L)	1,790	16,468
Associated-Banc Corp.	20,118	221,298
BancFirst Corp.	410	14,645
Bancorp Rhode Island, Inc.	221	9,538
Bancorp, Inc. (I)	5,197	40,537
BancTrust Financial Group, Inc. (I)	2,912	6,698
Bank of Florida Corp. (I)	2,087	0
Bank of Montreal	1,764	110,109
Banner Corp.	1,665	25,741
Boston Private Financial Holdings, Inc. (L)	12,512	77,950
Cape Bancorp, Inc. (I)	443	3,633
Capital City Bank Group, Inc.	2,956	30,063
CapitalSource, Inc.	2,802	17,793
Cardinal Financial Corp.	4,174	40,989
Cathay General Bancorp	7,521	96,419
Center Bancorp, Inc.	785	7,528
Center Financial Corp. (I)	6,298	34,765
Centerstate Banks, Inc.	2,800	16,688
Central Pacific Financial Corp. (I)	27	329
Chemical Financial Corp.	2,612	45,161
City Holding Company	1,045	31,737
CoBiz Financial, Inc. (L)	5,644	32,227
Columbia Banking System, Inc.	2,661	43,507
Commerce Bancshares, Inc. (L)	15,323	606,331
Community Bank Systems, Inc. (L)	2,500	62,575
Community Trust Bancorp, Inc.	1,131	28,558
Crescent Financial Corp. (I)	510	1,969
CVB Financial Corp.	3,200	27,904
East West Bancorp, Inc.	34,090	568,962
Encore Bancshares, Inc. (I)	1,486	16,480
Enterprise Financial Services Corp.	3,205	47,434
Fidelity Southern Corp.	756	4,808
Financial Institutions, Inc.	1,180	18,597
First BanCorp/Puerto Rico (I)	378	1,278
First Bancorp/Troy NC	3,981	38,815
First Busey Corp.	5,925	28,855
First California Financial Group, Inc. (I)	2,606	8,339
First Commonwealth Financial Corp.	18,527	83,372
First Community Bancshares, Inc.	2,119	25,174
First Financial Bancorp	2,000	31,940
First Financial Corp./Indiana	1,041	32,167
First Interstate Bancsystem, Inc.	1,520	18,529
First Merchants Corp. (L)	5,559	42,193
First Midwest Bancorp, Inc.	7,964	69,924
First Security Group, Inc. (I)	1,566	423
First South Bancorp, Inc. (I)	777	3,131
FirstMerit Corp.	290	3,613
FNB Corp.	8,238	73,895
Fulton Financial Corp.	512	4,695
Glacier Bancorp, Inc.	2,400	27,624
Great Southern Bancorp, Inc.	1,185	20,915
Greene County Bancshares, Inc. (I)	3,216	6,561
Hampden Bancorp, Inc.	942	12,152
Hancock Holding Company	1,392	43,472
Hanmi Financial Corp. (I)	6,186	6,000
Heartland Financial USA, Inc.	1,587	23,868
Heritage Commerce Corp. (I)	1,454	6,209
Home Bancorp, Inc. (I)	1,531	22,368
Home Bancshares, Inc.	820	19,254
IBERIABANK Corp. (L)	1,700	81,838
Independent Bank Corp. - MA (L)	2,687	64,085
Independent Bank Corp. - Michigan (I)	2,100	4,158
International Bancshares Corp. (L)	12,100	189,365

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Intervest Bancshares Corp. (I)	437	$1,315
Lakeland Bancorp, Inc.	2,994	25,269
Lakeland Financial Corp.	1,305	28,423
Macatawa Bank Corp. (I)(L)	800	2,400
MainSource Financial Group, Inc.	4,787	42,556
MB Financial, Inc.	7,869	128,265
MBT Financial Corp. (I)	1,037	1,317
Mercantile Bank Corp. (I)	1,058	8,792
Metro Bancorp, Inc. (I)	1,942	19,498
Midsouth Bancorp, Inc.	91	1,046
MidWestOne Financial Group, Inc.	305	4,456
Nara Bancorp, Inc. (I)	3,825	27,158
National Penn Bancshares, Inc.	11,091	80,410
NBT Bancorp, Inc.	1,063	21,600
NewBridge Bancorp. (I)	2,100	9,408
North Valley Bancorp (I)	43	424
Northrim BanCorp, Inc.	492	9,540
Old National Bancorp	4,401	43,174
Old Second Bancorp, Inc. (I)(L)	1,554	1,927
OmniAmerican Bancorp, Inc. (I)	1,069	15,265
Oriental Financial Group, Inc.	3,671	40,601
Pacific Capital Bancorp (I)	834	22,827
Pacific Continental Corp.	2,000	16,480
Pacific Mercantile Bancorp (I)	1,399	5,960
PacWest Bancorp (L)	1,100	17,655
Park National Corp. (L)	500	27,500
Peoples Bancorp, Inc.	2,772	29,577
Pinnacle Financial Partners, Inc. (I)(L)	6,390	81,025
Popular, Inc. (I)	64,102	133,332
Porter Bancorp, Inc.	735	3,337
Preferred Bank/Los Angeles CA (I)	173	1,389
PrivateBancorp, Inc.	200	1,776
Renasant Corp. (L)	5,254	72,715
Republic Bancorp, Inc., Class A	155	2,759
Republic First Bancorp, Inc. (I)	1,501	2,912
S&T Bancorp, Inc.	2,700	50,085
Sandy Spring Bancorp, Inc.	2,565	41,938
SCBT Financial Corp.	1,000	28,050
Seacoast Banking Corp. of Florida (I)	3,000	5,070
Shore Bancshares, Inc.	600	3,348
Sierra Bancorp	1,510	15,885
Simmons First National Corp., Class A	1,300	29,926
Southern Community Financial Corp. (I)	1,600	2,160
Southside Bancshares, Inc.	1,393	27,693
Southwest Bancorp, Inc. (I)	3,030	15,453
State Bancorp, Inc.	2,399	27,852
StellarOne Corp.	5,610	65,974
Sterling Bancorp	2,100	18,018
Sun Bancorp, Inc. (I)	1,280	3,763
Susquehanna Bancshares, Inc. (L)	15,125	101,489
Synovus Financial Corp. (L)	105,279	152,655
Taylor Capital Group, Inc. (I)	1,853	12,045
Tennessee Commerce Bancorp, Inc. (I)	1,148	1,263
Texas Capital Bancshares, Inc. (I)(L)	34,550	886,899
TIB Financial Corp. (I)	275	3,053
Tower Bancorp., Inc.	1,034	24,713
TowneBank (L)	2,574	30,296
TriCo Bancshares	1,200	16,236
Trustmark Corp.	1,900	40,850
UMB Financial Corp.	1,200	46,536
Umpqua Holdings Corp.	12,590	123,004
Union First Market Bankshares Corp.	2,929	32,190
United Bankshares, Inc. (L)	3,000	67,410
United Community Banks, Inc. (I)	2,642	27,345
Univest Corp. of Pennsylvania	1,685	23,775

The accompanying notes are an integral part of the financial statements.
250

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Virginia Commerce Bancorp, Inc. (I)(L)	5,671	$33,175
Washington Banking Company	1,315	14,597
Washington Trust Bancorp, Inc.	2,092	45,166
Webster Financial Corp. (L)	5,859	106,048
WesBanco, Inc.	5,881	113,974
West Bancorp, Inc.	1,300	11,466
West Coast Bancorp (I)	948	14,030
Western Alliance Bancorp (I)	10,973	66,826
Wintrust Financial Corp. (L)	27,726	875,587
Yadkin Valley Financial Corp. (I)	1,614	2,792
Zions Bancorporation (L)	49,063	855,659

		8,391,578
Consumer Finance - 0.14%
Cash America International, Inc.	1,700	94,996
CompuCredit Holdings Corp. (I)	1,528	4,890
Nelnet, Inc., Class A	4,940	94,848
The First Marblehead Corp. (I)(L)	14,895	20,853

		215,587
Diversified Financial Services - 0.49%
Asset Acceptance Capital Corp. (I)	2,909	11,767
Asta Funding, Inc.	2,466	20,616
Encore Capital Group, Inc. (I)	1,598	37,825
Interactive Brokers Group, Inc., Class A	2,900	43,529
Marlin Business Services Corp. (I)	2,737	31,777
MicroFinancial, Inc.	400	2,340
NewStar Financial, Inc. (I)	7,164	73,574
PHH Corp. (I)	5,859	111,145
PICO Holdings, Inc. (I)	1,400	32,928
Resource America, Inc.	3,296	14,832
The NASDAQ OMX Group, Inc. (I)	15,358	363,831

		744,164
Insurance - 6.25%
21st Century Holding Company (I)	1,233	2,984
Affirmative Insurance Holdings, Inc. (I)	1,153	2,294
Allied World Assurance
Company Holdings, Ltd.	5,100	264,690
Alterra Capital Holdings, Ltd. (L)	6,553	133,681
American Equity Investment Life
Holding Company	12,568	126,937
American Financial Group, Inc.	13,411	446,318
American National Insurance Company	298	22,338
American Safety Insurance Holdings, Ltd. (I)	2,162	40,992
AMERISAFE, Inc. (I)	2,500	49,325
Amtrust Financial Services, Inc.	1,600	38,704
Argo Group International Holdings, Ltd.	4,561	125,473
Arthur J. Gallagher & Company	20,869	588,714
Aspen Insurance Holdings, Ltd. (L)	7,703	184,949
Assurant, Inc.	8,219	289,062
Assured Guaranty, Ltd.	10,666	143,884
Axis Capital Holdings, Ltd.	10,224	293,020
Baldwin & Lyons, Inc., Class B	49	1,116
Cincinnati Financial Corp.	2,138	59,693
Citizens, Inc., Class A (I)(L)	3,000	20,370
CNO Financial Group, Inc. (I)	43,615	280,444
Delphi Financial Group, Inc., Class A	3,337	80,689
Donegal Group, Inc.	2,470	30,060
Eastern Insurance Holdings, Inc.	2,200	29,040
EMC Insurance Group, Inc.	570	10,260
Employers Holdings, Inc.	1,300	15,899
Endurance Specialty Holdings, Ltd.	4,300	155,488
Enstar Group, Ltd. (I)	371	38,198
Everest Re Group, Ltd.	3,709	299,316
FBL Financial Group, Inc., Class A	6,307	183,975

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
First Acceptance Corp. (I)	4,470	$6,482
First American Financial Corp.	6,349	96,822
Flagstone Reinsurance Holdings SA	13,753	97,646
FPIC Insurance Group, Inc. (I)	14,213	595,809
Global Indemnity PLC (I)	2,353	43,531
Greenlight Capital Re, Ltd., Class A (I)	2,000	44,860
Hallmark Financial Services, Inc. (I)	3,571	24,783
Harleysville Group, Inc.	1,899	54,444
HCC Insurance Holdings, Inc.	5,753	168,218
Hilltop Holdings, Inc. (I)	10,029	78,126
Horace Mann Educators Corp.	5,300	70,596
Independence Holding Company	2,560	21,197
Kemper Corp.	10,242	262,605
Maiden Holdings, Ltd.	10,359	88,259
MBIA, Inc. (I)(L)	17,804	138,159
Meadowbrook Insurance Group, Inc.	6,598	61,889
Montpelier Re Holdings, Ltd.	9,927	170,546
National Financial Partners Corp. (I)(L)	3,819	48,807
National Interstate Corp.	809	18,518
Old Republic International Corp.	26,857	266,959
OneBeacon Insurance Group, Ltd.	2,629	36,596
Platinum Underwriters Holdings, Ltd.	2,812	88,578
Presidential Life Corp. (L)	5,383	51,623
Protective Life Corp.	10,342	196,395
Reinsurance Group of America, Inc.	7,691	410,469
RLI Corp.	700	44,254
Safety Insurance Group, Inc.	1,267	49,413
SeaBright Holdings, Inc.	3,390	21,391
Selective Insurance Group, Inc.	1,535	23,347
StanCorp Financial Group, Inc.	4,763	145,510
State Auto Financial Corp.	4,942	69,583
Stewart Information Services Corp.	3,868	36,862
Symetra Financial Corp.	827	8,865
The Hanover Insurance Group, Inc.	13,527	480,479
The Navigators Group, Inc. (I)	1,743	78,034
The Phoenix Companies, Inc. (I)	26,230	50,362
Tower Group, Inc.	8,083	194,073
Transatlantic Holdings, Inc.	6,644	336,386
United Fire & Casualty Company	1,493	27,038
Universal Insurance Holdings, Inc.	1,687	7,254
Validus Holdings, Ltd.	8,014	206,921
White Mountains Insurance Group, Ltd.	1,470	588,000

		9,467,602
Real Estate Investment Trusts - 2.00%
Alexandria Real Estate Equities, Inc. (L)	10,638	774,553
DuPont Fabros Technology, Inc. (L)	34,000	787,100
LaSalle Hotel Properties	32,420	609,496
Tanger Factory Outlet Centers, Inc.	30,200	849,526

		3,020,675
Real Estate Management & Development - 0.43%
Avatar Holdings, Inc. (I)	2,810	28,718
Forestar Group, Inc. (I)	300	3,777
Jones Lang LaSalle, Inc.	9,085	607,877
Thomas Properties Group, Inc. (I)	4,372	13,422
ZipRealty, Inc. (I)	1,200	2,664

		656,458
Thrifts & Mortgage Finance - 0.94%
Abington Bancorp, Inc.	5,011	43,846
Astoria Financial Corp. (L)	8,163	83,344
Atlantic Coast Financial Corp. (I)	176	422
Bank Mutual Corp.	7,055	22,435
BankAtlantic Bancorp, Inc. (I)(L)	11,198	8,734
BankFinancial Corp.	4,921	38,039

The accompanying notes are an integral part of the financial statements.
251

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Beneficial Mutual Bancorp, Inc. (I)	2,325	$18,228
Berkshire Hill Bancorp, Inc.	2,695	58,050
BofI Holding, Inc. (I)	1,730	24,531
Brookline Bancorp, Inc.	2,000	16,840
Clifton Savings Bancorp, Inc.	702	7,027
Dime Community Bancshares	2,740	33,044
Doral Financial Corp. (I)	7,640	12,453
ESSA Bancorp, Inc.	2,103	23,806
Federal Agricultural
Mortgage Corp., Class C (L)	1,987	39,899
First Defiance Financial Corp. (I)	1,173	15,976
First Financial Holdings, Inc.	3,514	22,138
First Financial Northwest, Inc. (I)	2,932	13,077
First Niagara Financial Group, Inc.	2,964	31,893
First PacTrust Bancorp, Inc.	935	11,098
Flushing Financial Corp.	4,011	46,046
Fox Chase Bancorp, Inc.	84	1,084
Home Federal Bancorp, Inc.	3,822	38,908
Kaiser Federal Financial Group, Inc.	627	7,417
Kearny Financial Corp.	378	3,304
Louisiana Bancorp, Inc. (I)	100	1,625
Meridian Interstate Bancorp, Inc. (I)	1,683	21,441
MGIC Investment Corp. (I)	6,497	16,892
New England Bancshares, Inc.	100	950
Northwest Bancshares, Inc.	6,907	82,331
OceanFirst Financial Corp.	1,640	19,516
Ocwen Financial Corp. (I)	6,390	88,182
People’s United Financial, Inc.	10,046	118,041
Provident Financial Holdings, Inc.	505	4,237
Provident Financial Services, Inc.	9,062	113,819
Provident New York Bancorp	2,310	14,876
Radian Group, Inc. (L)	23,661	78,791
Roma Financial Corp.	100	883
Territorial Bancorp, Inc.	952	19,307
The PMI Group, Inc. (I)	25,414	6,608
TierOne Corp. (I)	1,301	4
Tree.com, Inc. (I)	2,817	14,986
TrustCo Bank Corp.	1,200	5,604
United Financial Bancorp, Inc.	2,341	36,098
Washington Federal, Inc.	7,200	108,216
Waterstone Financial, Inc. (I)	718	1,867
Westfield Financial, Inc.	5,678	42,699

		1,418,612

		27,019,850
Health Care - 11.90%
Biotechnology - 0.59%
Affymax, Inc. (I)	1,300	6,097
Cubist Pharmaceuticals, Inc. (I)	22,239	771,471
Emergent Biosolutions, Inc. (I)	200	3,614
Enzon Pharmaceuticals, Inc. (I)	4,700	40,185
Infinity Pharmaceuticals, Inc. (I)	2,152	14,763
Maxygen, Inc.	6,500	35,815
Myriad Pharmaceuticals, Inc. (I)	1,068	2,894
Repligen Corp. (I)	1,800	5,904
SuperGen, Inc. (I)	2,576	5,538
Transcept Pharmaceuticals, Inc. (I)	736	2,385
Trimeris, Inc. (I)	4,175	8,225

		896,891
Health Care Equipment & Supplies - 2.97%
Accuray, Inc. (I)	767	3,789
Alere, Inc. (I)	7,515	187,650
Alphatec Holdings, Inc. (I)(L)	11,187	28,303
Analogic Corp.	900	44,568

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
AngioDynamics, Inc. (I)	5,487	$79,013
Anika Therapeutics, Inc. (I)	2,936	17,675
Cantel Medical Corp.	600	14,958
CONMED Corp. (I)	2,832	66,410
CryoLife, Inc. (I)	1,033	5,279
Cutera, Inc. (I)	2,718	21,445
Cynosure, Inc. (I)	2,183	22,354
Digirad Corp. (I)	3,687	9,328
Exactech, Inc. (I)	1,030	15,265
Greatbatch, Inc. (I)	36,249	810,165
Hologic, Inc. (I)	27,200	452,608
ICU Medical, Inc. (I)	200	8,240
Invacare Corp.	5,104	128,212
IRIS International, Inc. (I)	300	2,565
LeMaitre Vascular, Inc.	300	2,115
Medical Action Industries, Inc. (I)	1,100	6,831
Merit Medical Systems, Inc. (I)	1,762	25,637
Natus Medical, Inc. (I)	2,800	29,344
Palomar Medical Technologies, Inc. (I)	1,400	11,270
RTI Biologics, Inc. (I)	10,804	36,301
Solta Medical, Inc. (I)	2,013	3,442
SurModics, Inc. (I)	1,409	15,020
Symmetry Medical, Inc. (I)	5,526	46,032
Synovis Life Technologies, Inc. (I)	388	6,615
Teleflex, Inc.	17,092	983,132
The Cooper Companies, Inc. (L)	17,266	1,299,612
TranS1, Inc. (I)	1,749	7,433
West Pharmaceutical Services, Inc.	200	8,024
Wright Medical Group, Inc. (I)	5,155	79,026
Young Innovations, Inc.	600	16,446

		4,494,107
Health Care Providers & Services - 5.03%
Addus Homecare Corp. (I)	1,215	6,075
Air Methods Corp. (I)	1,857	123,583
Allied Healthcare International, Inc. (I)	10,597	40,692
Amedisys, Inc. (I)	4,462	75,720
American Dental Partners, Inc. (I)	3,740	41,065
AMN Healthcare Services, Inc. (I)	2,215	12,205
Amsurg Corp. (I)	39,439	892,505
Assisted Living Concepts, Inc.	4,960	66,613
BioScrip, Inc. (I)	2,000	12,660
Capital Senior Living Corp. (I)	6,728	48,307
CardioNet, Inc. (I)	4,900	16,121
Centene Corp. (I)	2,721	86,773
Community Health Systems, Inc. (I)	8,200	166,952
Continucare Corp. (I)	250	1,590
Coventry Health Care, Inc. (I)	16,171	531,702
Cross Country Healthcare, Inc. (I)	4,185	20,632
Dynacq Healthcare, Inc. (I)	941	1,647
Five Star Quality Care, Inc. (I)	5,481	17,813
Gentiva Health Services, Inc. (I)(L)	25,139	191,308
Hanger Orthopedic Group, Inc. (I)	35,231	661,638
Healthspring, Inc. (I)	28,352	1,106,862
Healthways, Inc. (I)	5,068	63,654
Integramed America, Inc. (I)	590	4,927
IPC The Hospitalist Co, Inc. (I)	19,195	769,720
Kindred Healthcare, Inc. (I)	777	10,054
LHC Group, Inc. (I)	400	7,992
LifePoint Hospitals, Inc. (I)	4,432	162,654
Magellan Health Services, Inc. (I)	2,450	122,182
MedCath Corp. (I)	4,610	64,079
Molina Healthcare, Inc. (I)	5,724	110,073
National Healthcare Corp.	1,717	59,116
Omnicare, Inc. (L)	14,366	426,814

The accompanying notes are an integral part of the financial statements.
252

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Owens & Minor, Inc.	16,148	$475,397
PharMerica Corp. (I)	3,519	51,835
Select Medical Holdings Corp. (I)	989	7,170
Skilled Healthcare Group, Inc. (I)	2,200	11,946
Sun Healthcare Group, Inc. (I)	2,289	9,751
Triple-S Management Corp., Class B (I)	4,238	72,258
Universal American Corp.	16,337	179,544
Universal Health Services, Inc., Class B	20,295	844,272
WellCare Health Plans, Inc. (I)	1,100	50,413

		7,626,314
Health Care Technology - 0.41%
Emdeon, Inc., Class A (I)	285	5,335
Omnicell, Inc. (I)	38,971	609,506

		614,841
Life Sciences Tools & Services - 1.12%
Affymetrix, Inc. (I)(L)	17,285	96,796
Albany Molecular Research, Inc. (I)	1,696	5,919
Bio-Rad Laboratories, Inc., Class A (I)	7,292	731,679
BioClinica, Inc. (I)	1,800	8,892
Cambrex Corp. (I)	6,793	33,761
Charles River
Laboratories International, Inc. (I)	20,564	681,080
Enzo Biochem, Inc. (I)	2,322	6,780
Furiex Pharmaceuticals, Inc. (I)	1,124	17,242
Harvard Bioscience, Inc. (I)	6,820	29,803
Medtox Scientific, Inc.	1,497	20,958
PerkinElmer, Inc.	2,600	59,462

		1,692,372
Pharmaceuticals - 1.78%
Endo Pharmaceuticals Holdings, Inc. (I)	22,636	722,315
K-V Pharmaceutical Company, Class A (I)	8,798	15,572
Lannett Company, Inc. (I)	3,230	12,500
Questcor Pharmaceuticals, Inc. (I)(L)	22,414	673,541
Sucampo Pharmaceuticals, Inc. (I)(L)	2,120	6,848
Viropharma, Inc. (I)(L)	64,031	1,268,454

		2,699,230

		18,023,755
Industrials - 15.66%
Aerospace & Defense - 1.53%
AAR Corp. (L)	37,684	888,966
Aerovironment, Inc. (I)(L)	12,762	365,759
Ascent Solar Technologies, Inc. (I)(L)	6,979	6,554
Ceradyne, Inc. (I)	5,778	181,198
CPI Aerostructures, Inc. (I)	1,142	12,505
Curtiss-Wright Corp.	6,324	194,716
Ducommun, Inc. (I)	1,456	27,023
Esterline Technologies Corp. (I)	4,702	354,014
Innovative Solutions & Support, Inc. (I)	975	4,680
Kratos Defense & Security Solutions, Inc. (I)	3,577	33,838
LMI Aerospace, Inc. (I)	2,716	53,560
Moog, Inc., Class A (I)	475	18,943
SIFCO Industries, Inc.	400	6,612
Sparton Corp. (I)	2,225	18,534
Sypris Solutions, Inc. (I)	500	1,685
Triumph Group, Inc.	2,802	146,769

		2,315,356
Air Freight & Logistics - 0.55%
Air Transport Services Group, Inc. (I)	9,088	48,984
Atlas Air Worldwide Holdings, Inc. (I)	4,477	219,731
Pacer International, Inc. (I)	2,183	9,867

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Freight & Logistics (continued)
UTI Worldwide, Inc.	40,716	$551,498

		830,080
Airlines - 0.15%
Alaska Air Group, Inc. (I)	200	11,546
Hawaiian Holdings, Inc. (I)	6,000	25,080
JetBlue Airways Corp. (I)(L)	14,897	64,802
Pinnacle Airlines Corp. (I)	4,650	16,740
Republic Airways Holdings, Inc. (I)(L)	6,019	19,261
Skywest, Inc.	6,640	84,660

		222,089
Building Products - 0.66%
American Woodmark Corp. (I)	1,000	15,860
Ameron International Corp.	2,100	177,471
Apogee Enterprises, Inc.	5,813	54,584
Builders FirstSource, Inc. (I)	7,703	14,867
Gibraltar Industries, Inc. (I)	4,938	43,849
Griffon Corp. (I)	12,674	110,771
Insteel Industries, Inc.	3,280	34,374
Owens Corning, Inc. (I)	10,432	303,154
PGT, Inc. (I)	6,113	10,942
Quanex Building Products Corp.	700	9,037
Simpson Manufacturing Company, Inc.	3,200	90,976
Universal Forest Products, Inc.	4,134	126,335
US Home Systems, Inc.	400	1,976

		994,196
Commercial Services & Supplies - 2.42%
ABM Industries, Inc.	35,759	730,914
American Reprographics Company (I)	6,377	24,934
AMREP Corp. (I)	100	736
Casella Waste Systems, Inc., Class A (I)	1,199	6,882
CECO Environmental Corp.	1,114	7,040
Consolidated Graphics, Inc. (I)	1,103	42,554
Courier Corp.	1,247	9,240
Covanta Holding Corp.	10,498	172,377
EnergySolutions, Inc. (I)	11,105	39,201
Ennis, Inc.	6,031	95,712
Fuel Tech, Inc. (I)	2,200	13,090
G&K Services, Inc., Class A	2,091	59,008
InnerWorkings, Inc. (I)(L)	1,865	14,137
Intersections, Inc.	2,600	39,520
Kimball International, Inc., Class B	4,815	27,446
M&F Worldwide Corp. (I)	302	6,614
McGrath Rentcorp	2,214	52,782
Metalico, Inc. (I)	6,103	27,036
Mobile Mini, Inc. (I)	8,178	155,791
Multi-Color Corp.	1,848	48,085
Schawk, Inc., Class A	3,135	38,153
Steelcase, Inc., Class A	5,996	49,647
Sykes Enterprises, Inc. (I)	1,076	16,839
Team, Inc. (I)	33,644	839,081
The Geo Group, Inc. (I)	2,770	59,472
Unifirst Corp.	1,824	94,447
United Stationers, Inc.	3,084	97,269
Versar, Inc. (I)	2,653	7,428
Viad Corp.	4,281	88,060
Virco Manufacturing Corp.	700	1,687
Waste Connections, Inc.	22,977	794,774
WCA Waste Corp. (I)	191	838

		3,660,794
Construction & Engineering - 0.88%
Aecom Technology Corp. (I)	1,016	23,084
Argan, Inc. (I)	207	2,147

The accompanying notes are an integral part of the financial statements.
253

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Dycom Industries, Inc. (I)	4,276	$77,951
EMCOR Group, Inc. (I)	2,500	57,275
Granite Construction, Inc.	4,085	84,682
Great Lakes Dredge & Dock Corp.	13,165	64,377
Integrated Electrical Services, Inc. (I)	427	1,123
Layne Christensen Company (I)	3,684	103,410
Michael Baker Corp. (I)	600	13,530
MYR Group, Inc. (I)	1,200	25,032
Northwest Pipe Company (I)	1,838	50,104
Pike Electric Corp. (I)	6,752	56,987
Quanta Services, Inc. (I)	22,475	431,295
Sterling Construction Company, Inc. (I)	1,955	24,946
Tutor Perini Corp.	6,945	97,508
URS Corp. (I)	6,455	226,377

		1,339,828
Electrical Equipment - 1.35%
AZZ, Inc.	438	20,731
Belden, Inc.	24,128	736,145
Brady Corp., Class A	3,912	107,580
Encore Wire Corp.	4,977	111,535
EnerSys (I)	5,755	129,315
General Cable Corp. (I)	4,449	134,137
Global Power Equipment Group, Inc. (I)	352	8,575
GrafTech International, Ltd. (I)(L)	43,670	685,619
Hoku Corp. (I)(L)	435	848
LSI Industries, Inc.	3,351	24,697
Ocean Power Technologies, Inc. (I)(L)	1,713	6,492
Orion Energy Systems, Inc. (I)	2,343	8,810
Powell Industries, Inc. (I)	869	32,518
PowerSecure International, Inc. (I)	2,424	11,150
SL Industries, Inc. (I)	300	6,159
Ultralife Corp. (I)	4,215	20,527

		2,044,838
Industrial Conglomerates - 0.05%
Standex International Corp.	2,850	82,935
Machinery - 4.45%
Actuant Corp., Class A	1,600	32,128
Alamo Group, Inc.	2,589	59,366
Albany International Corp., Class A	3,013	65,503
American Railcar Industries, Inc. (I)	4,946	90,561
Ampco-Pittsburgh Corp.	1,873	39,951
Astec Industries, Inc. (I)	500	17,305
Barnes Group, Inc.	8,981	206,743
Briggs & Stratton Corp. (L)	5,637	91,038
Cascade Corp.	851	36,380
Chart Industries, Inc. (I)	5,740	271,445
CIRCOR International, Inc.	432	14,908
Columbus McKinnon Corp./NY (I)	2,631	37,939
Dynamic Materials Corp.	362	7,320
Energy Recovery, Inc. (I)	685	1,754
EnPro Industries, Inc. (I)	1,300	50,466
ESCO Technologies, Inc.	1,667	51,460
Federal Signal Corp. (I)	11,880	64,746
Flow International Corp. (I)	800	2,040
FreightCar America, Inc. (I)	2,000	36,620
Gardner Denver, Inc.	9,754	768,518
Gencor Industries, Inc. (I)	604	4,530
Greenbrier Companies, Inc. (I)	4,947	85,979
Hardinge, Inc.	3,300	32,109
Hurco Companies, Inc. (I)	1,523	41,852
IDEX Corp.	18,814	699,505
Kaydon Corp.	2,224	74,771
Key Technology, Inc. (I)	105	1,433

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
LB Foster Co.	153	$3,749
Lydall, Inc. (I)	2,591	28,268
Met-Pro Corp.	2,224	22,040
MFRI, Inc. (I)	780	7,098
Miller Industries, Inc.	2,791	54,229
Mueller Industries, Inc.	5,081	239,518
Mueller Water Products, Inc.	23,325	54,114
NACCO Industries, Inc., Class A	500	38,355
NN, Inc. (I)	3,719	28,636
Robbins & Myers, Inc.	7,576	364,027
Sauer-Danfoss, Inc. (I)	524	22,653
Tecumseh Products Company, Class A (I)	100	798
Terex Corp. (I)	7,100	114,523
The Eastern Company	100	1,951
Titan International, Inc. (L)	40,480	870,320
Trinity Industries, Inc.	40,065	1,104,191
Valmont Industries, Inc. (L)	8,456	782,434
Watts Water Technologies, Inc., Class A (L)	3,896	110,335

		6,733,609
Marine - 0.25%
Alexander & Baldwin, Inc. (L)	7,217	306,217
Eagle Bulk Shipping, Inc. (I)(L)	10,265	19,914
Excel Maritime Carriers, Ltd. (I)(L)	16,644	33,454
Genco Shipping & Trading, Ltd. (I)(L)	2,300	16,330
International Shipholding Corp.	569	10,413

		386,328
Professional Services - 0.46%
Barrett Business Services, Inc.	1,353	19,361
CBIZ, Inc. (I)(L)	2,920	19,885
CDI Corp.	3,498	39,387
CRA International, Inc. (I)	1,820	42,879
Franklin Covey Company (I)	3,206	30,521
FTI Consulting, Inc. (I)	1,296	47,148
GP Strategies Corp. (I)	2,590	32,271
Heidrick & Struggles International, Inc.	1,007	20,915
Hill International, Inc. (I)	2,931	16,033
Hudson Highland Group, Inc. (I)	3,400	17,884
Huron Consulting Group, Inc. (I)	878	27,912
ICF International, Inc. (I)	2,537	57,514
Kelly Services, Inc., Class A	6,524	99,165
Korn/Ferry International (I)	3,249	52,829
National Technical Systems, Inc. (I)	1,900	9,291
Navigant Consulting Company (I)	681	6,463
On Assignment, Inc. (I)	5,351	40,668
RCM Technologies, Inc. (I)	100	476
School Specialty, Inc. (I)	2,471	23,499
The Dolan Company (I)	6,694	56,698
Volt Information Sciences, Inc. (I)	4,968	39,247

		700,046
Road & Rail - 1.63%
AMERCO, Inc. (I)	2,367	173,525
Arkansas Best Corp.	3,208	66,245
Avis Budget Group, Inc. (I)(L)	13,653	179,537
Celadon Group, Inc. (I)	1,601	18,764
Covenant Transport, Inc. (I)	1,017	4,943
Dollar Thrifty Automotive Group, Inc. (I)	300	19,905
Frozen Food Express Industries (I)	1,999	6,477
Landstar System, Inc.	13,930	564,026
Marten Transport, Ltd.	4,022	73,924
Old Dominion Freight Line, Inc. (I)	26,556	852,979
P.A.M. Transportation Services, Inc. (I)	2,022	21,737
RailAmerica, Inc. (I)	4,467	60,975
Ryder Systems, Inc.	7,200	338,976

The accompanying notes are an integral part of the financial statements.
254

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Road & Rail (continued)
Saia, Inc. (I)	3,449	$41,285
Universal Truckload Services, Inc.	533	8,160
USA Truck, Inc. (I)	1,624	12,489
Werner Enterprises, Inc.	1,100	25,608

		2,469,555
Trading Companies & Distributors - 1.28%
Aceto Corp.	4,311	22,633
Aircastle, Ltd.	11,800	138,886
Applied Industrial Technologies, Inc.	2,900	88,798
Beacon Roofing Supply, Inc. (I)(L)	44,862	832,639
CAI International, Inc. (I)	4,100	62,033
GATX Corp.	9,384	340,264
H&E Equipment Services, Inc. (I)	7,028	71,896
Interline Brands, Inc. (I)	6,430	93,235
Kaman Corp., Class A	367	12,533
Lawson Products, Inc.	2,029	34,615
Rush Enterprises, Inc., Class A (I)	957	17,609
Rush Enterprises, Inc., Class B (I)	7,405	114,555
TAL International Group, Inc.	3,102	90,609
Titan Machinery, Inc. (I)	309	8,192
Willis Lease Finance Corp. (I)	281	3,527

		1,932,024

		23,711,678
Information Technology - 14.01%
Communications Equipment - 1.68%
ADTRAN, Inc.	23,859	741,061
Anaren, Inc. (I)	1,390	27,564
Arris Group, Inc. (I)	13,850	151,242
Aviat Networks, Inc. (I)	8,458	21,991
Aware, Inc. (I)	3,300	10,692
Bel Fuse, Inc., Class B	2,040	35,374
BigBand Networks, Inc. (I)	4,600	6,578
Black Box Corp.	2,323	57,425
Brocade Communications Systems, Inc. (I)	22,156	85,744
Calix, Inc. (I)	393	5,809
Cogo Group, Inc. (I)(L)	6,043	16,135
Communications Systems, Inc.	1,201	17,511
Comtech Telecommunications Corp.	2,390	66,538
Digi International, Inc. (I)	5,726	71,976
EchoStar Corp., Class A (I)	4,289	104,437
Emcore Corp. (I)	2,087	3,339
Emulex Corp. (I)	12,377	85,278
Extreme Networks, Inc. (I)	3,605	9,986
Globecomm Systems, Inc. (I)	5,280	67,848
Harmonic, Inc. (I)	11,465	54,573
JDS Uniphase Corp. (I)	40,734	528,320
KVH Industries, Inc. (I)	2,148	19,117
Network Engines, Inc. (I)	185	231
Oclaro, Inc. (I)	1,500	6,375
Oplink Communications, Inc. (I)	1,681	27,787
OpNext, Inc. (I)	7,650	12,240
Optical Cable Corp.	100	390
ORBCOMM, Inc. (I)	8,038	18,086
Performance Technologies, Inc. (I)	1,302	2,474
Relm Wireless Corp. (I)	877	930
Seachange International, Inc. (I)	4,594	36,109
Sonus Networks, Inc. (I)(L)	1,900	4,921
Sycamore Networks, Inc.	6,141	105,564
Symmetricom, Inc. (I)	3,998	21,829
UTStarcom Holdings Corp. (I)(L)	32,358	44,978
Viasat, Inc. (I)	1,415	50,233

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Westell Technologies, Inc., Class A (I)	7,150	$17,804

		2,538,489
Computers & Peripherals - 0.24%
Avid Technology, Inc. (I)	5,478	53,904
Concurrent Computer Corp. (I)	526	3,009
Cray, Inc. (I)	807	4,572
Dot Hill Systems Corp. (I)	1,000	1,760
Electronics for Imaging, Inc. (I)	5,909	83,967
Hutchinson Technology, Inc. (I)	3,000	6,780
Imation Corp. (I)	7,779	53,986
Interphase Corp. (I)	400	1,904
Intevac, Inc. (I)	3,303	27,118
KEY Tronic Corp. (I)	900	3,564
Novatel Wireless, Inc. (I)(L)	6,924	23,195
Rimage Corp.	1,900	26,163
Silicon Graphics International Corp. (I)	4,667	74,345

		364,267
Electronic Equipment, Instruments & Components - 3.36%
ADDvantage Technologies Group, Inc. (I)	471	1,060
Agilysys, Inc. (I)	896	8,109
Arrow Electronics, Inc. (I)	27,319	852,353
Avnet, Inc. (I)	10,562	277,147
AVX Corp.	10,959	143,563
Benchmark Electronics, Inc. (I)	4,167	56,463
Checkpoint Systems, Inc. (I)	4,538	69,114
Coherent, Inc. (I)	1,629	72,018
CTS Corp.	1,505	14,448
Daktronics, Inc.	3,400	32,776
DDi Corp.	235	1,781
Electro Rent Corp.	4,395	65,002
Electro Scientific Industries, Inc. (I)	47,454	717,504
FARO Technologies, Inc. (I)	1,493	56,689
FEI Company (I)	5,400	172,746
ID Systems, Inc. (I)	861	4,675
Ingram Micro, Inc., Class A (I)	17,511	312,396
Insight Enterprises, Inc. (I)	4,720	88,830
IntriCon Corp. (I)	80	281
Measurement Specialties, Inc. (I)	2,080	64,958
Mercury Computer Systems, Inc. (I)	2,190	30,463
Methode Electronics, Inc.	4,459	43,564
Multi-Fineline Electronix, Inc. (I)	3,011	57,299
Napco Security Technologies, Inc. (I)	100	264
Newport Corp. (I)	1,100	14,234
OSI Systems, Inc. (I)	21,348	830,437
PAR Technology Corp. (I)	1,700	6,154
Park Electrochemical Corp.	580	14,355
PC Connection, Inc. (I)	4,089	36,433
PC Mall, Inc. (I)	2,932	18,560
Perceptron, Inc. (I)	1,146	7,128
Planar Systems, Inc. (I)	1,700	3,400
Plexus Corp. (I)	200	5,316
RadiSys Corp. (I)	2,116	15,955
Richardson Electronics, Ltd.	1,362	18,850
Rogers Corp. (I)	1,608	80,191
Sanmina-SCI Corp. (I)	2,300	17,756
Scansource, Inc. (I)	1,144	35,407
SYNNEX Corp. (I)	5,765	151,850
Tech Data Corp. (I)	4,799	225,937
Tessco Technologies, Inc.	1,768	25,760
TTM Technologies, Inc. (I)	8,002	89,382
Viasystems Group, Inc. (I)	286	5,385
Vicon Industries, Inc. (I)	102	341
Vishay Intertechnology, Inc. (I)	23,932	272,825

The accompanying notes are an integral part of the financial statements.
255

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Vishay Precision Group, Inc. (I)	1,509	$22,635
X-Rite, Inc. (I)(L)	6,319	23,128
Zygo Corp. (I)	1,490	19,608

		5,084,530
Internet Software & Services - 1.78%
AOL, Inc. (I)(L)	2,699	42,050
DealerTrack Holdings, Inc. (I)	1,484	27,780
Digital River, Inc. (I)	1,500	30,180
Earthlink, Inc.	12,905	95,239
IAC/InterActiveCorp (I)	11,000	434,830
InfoSpace, Inc. (I)	7,765	74,233
Internap Network Services Corp. (I)	6,777	35,105
Keynote Systems, Inc.	600	14,418
KIT Digital, Inc. (I)	89	985
Marchex, Inc., Class B	3,061	30,794
Market Leader, Inc. (I)	500	1,030
ModusLink Global Solutions, Inc.	9,124	37,682
Open Text Corp. (I)	13,743	810,837
Perficient, Inc. (I)	1,626	14,309
Realnetworks, Inc.	4,503	41,653
Soundbite Communications, Inc. (I)	200	566
Support.com, Inc. (I)	5,153	12,831
TechTarget, Inc. (I)	5,473	34,972
TheStreet.com, Inc.	6,959	16,771
United Online, Inc.	16,613	90,042
ValueClick, Inc. (I)	54,620	835,686
Web.com Group, Inc. (I)	302	2,851
XO Group, Inc. (I)	942	8,516

		2,693,360
IT Services - 1.54%
Acorn Energy, Inc. (I)	767	3,758
Acxiom Corp. (I)	7,534	82,648
CACI International, Inc., Class A (I)	4,865	267,867
China Information Technology, Inc. (I)	3,791	5,080
Ciber, Inc. (I)	17,378	57,000
Computer Task Group, Inc. (I)	752	8,400
Convergys Corp. (I)	15,251	162,423
CoreLogic, Inc. (I)	6,410	73,202
CSG Systems International, Inc. (I)	177	2,365
Dynamics Research Corp. (I)	2,094	20,626
Euronet Worldwide, Inc. (I)	974	15,847
Global Cash Access Holdings, Inc. (I)	1,827	5,481
INX, Inc. (I)	814	5,902
Jack Henry & Associates, Inc.	25,287	739,392
ManTech International Corp., Class A	2,653	99,461
MAXIMUS, Inc.	18,996	702,662
NCI, Inc. (I)	63	1,030
Online Resources Corp. (I)	6,713	18,796
StarTek, Inc. (I)	2,139	6,930
The Hackett Group, Inc. (I)	9,407	35,653
Tier Technologies, Inc., Class B (I)	1,809	6,675
VeriFone Systems, Inc. (I)	483	17,011

		2,338,209
Semiconductors & Semiconductor Equipment - 3.52%
Advanced Analogic Technologies, Inc. (I)	5,632	33,792
Advanced Energy Industries, Inc. (I)	1,300	12,987
Alpha & Omega Semiconductor, Ltd. (I)	74	653
Amtech Systems, Inc. (I)	1,027	11,143
Anadigics, Inc. (I)	8,400	23,268
Applied Micro Circuits Corp. (I)	884	5,030
ATMI, Inc. (I)	6,478	110,968
AuthenTec, Inc. (I)	3,752	10,881

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Axcelis Technologies, Inc. (I)	3,500	$4,760
BTU International, Inc. (I)	682	3,915
Cabot Microelectronics Corp. (I)	2,100	83,496
Cascade Microtech, Inc. (I)	1,613	6,533
Cohu, Inc.	5,140	57,003
Cymer, Inc. (I)	17,714	716,708
Diodes, Inc. (I)	414	8,288
DSP Group, Inc. (I)	5,113	33,081
Exar Corp. (I)	7,653	46,377
FormFactor, Inc. (I)	6,217	49,052
FSI International, Inc. (I)	1,300	2,795
GSI Technology, Inc. (I)	3,600	18,108
Ikanos Communications, Inc. (I)	1,900	2,014
Integrated Device Technology, Inc. (I)	24,164	136,768
Integrated Silicon Solution, Inc. (I)	4,650	38,270
International Rectifier Corp. (I)	10,474	238,702
Intersil Corp., Class A	9,750	109,493
IXYS Corp. (I)	2,893	34,716
Lattice Semiconductor Corp. (I)	133,506	751,639
LTX-Credence Corp. (I)	851	4,842
Mattson Technology, Inc. (I)(L)	2,300	3,381
MEMC Electronic Materials, Inc. (I)	9,085	63,413
MEMSIC, Inc. (I)	1,771	4,977
Microsemi Corp. (I)	1,400	21,742
MKS Instruments, Inc.	4,914	114,103
Monolithic Power Systems, Inc. (I)	563	7,111
Nanometrics, Inc. (I)	879	13,967
Netlogic Microsystems, Inc. (I)	23,439	703,639
Pericom Semiconductor Corp. (I)	5,042	39,227
Photronics, Inc. (I)(L)	13,324	86,340
PMC-Sierra, Inc. (I)	7,500	45,675
Rudolph Technologies, Inc. (I)	4,000	27,240
Semtech Corp. (I)	34,942	745,313
Sigma Designs, Inc. (I)	4,474	36,060
Spansion, Inc., Class A (I)	1,000	15,010
Standard Microsystems Corp. (I)	3,499	73,549
SunPower Corp., Class A (I)(L)	452	6,373
SunPower Corp., Class B (I)	2,009	23,807
Supertex, Inc. (I)	1,500	29,265
Tessera Technologies, Inc. (I)	1,980	27,878
Trident Microsystems, Inc. (I)	5,100	2,117
TriQuint Semiconductor, Inc. (I)	493	3,737
Veeco Instruments, Inc. (I)(L)	17,344	630,628
Zoran Corp. (I)	6,685	54,149

		5,333,983
Software - 1.89%
American Software, Inc., Class A	2,034	16,435
Ariba, Inc. (I)	26,120	708,636
AsiaInfo Holdings, Inc. (I)(L)	1,321	15,112
EPIQ Systems, Inc.	4,064	50,881
ePlus, Inc. (I)	1,906	47,955
JDA Software Group, Inc. (I)	1,800	47,538
Mentor Graphics Corp. (I)	1,700	19,023
Parametric Technology Corp. (I)	32,833	590,994
Quest Software, Inc. (I)	31,743	546,932
Rosetta Stone, Inc. (I)	295	3,968
S1 Corp. (I)	4,818	44,277
Smith Micro Software, Inc. (I)	3,270	6,180
SS&C Technologies Holdings, Inc. (I)	63	1,039
Take-Two Interactive Software, Inc. (I)	1,100	14,542
TeleCommunication Systems, Inc. (I)	6,815	25,829
THQ, Inc. (I)(L)	11,400	22,230

The accompanying notes are an integral part of the financial statements.
256

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
TIBCO Software, Inc. (I)	31,452	$703,896

		2,865,467

		21,218,305
Materials - 7.38%
Chemicals - 2.83%
A. Schulman, Inc.	3,820	69,677
American Pacific Corp. (I)	1,717	12,706
American Vanguard Corp.	5,720	68,297
Arabian American Development Company (I)	2,312	9,202
Ashland, Inc.	6,704	355,379
Chase Corp.	1,432	18,287
Chemtura Corp. (I)	3,949	52,285
Cytec Industries, Inc.	4,400	199,760
Ferro Corp. (I)	3,432	28,726
FMC Corp.	8,957	680,105
Georgia Gulf Corp. (I)	7,700	163,163
H.B. Fuller Company	300	6,651
Innophos Holdings, Inc.	21,455	892,743
Innospec, Inc. (I)	1,600	43,280
KMG Chemicals, Inc.	652	9,858
Landec Corp. (I)	5,781	34,397
Minerals Technologies, Inc.	1,300	75,413
NL Industries, Inc.	3,600	54,360
Olin Corp.	200	3,988
OM Group, Inc. (I)	5,098	161,250
Penford Corp. (I)	2,346	12,903
PolyOne Corp.	58,409	737,706
Quaker Chemical Corp.	203	6,768
Rockwood Holdings, Inc. (I)	3,661	186,711
Sensient Technologies Corp.	170	6,180
Spartech Corp. (I)	5,050	22,220
Westlake Chemical Corp.	6,868	315,585
Zoltek Companies, Inc. (I)(L)	6,505	57,244

		4,284,844
Construction Materials - 0.07%
Eagle Materials, Inc.	100	1,972
Headwaters, Inc. (I)	11,227	24,138
Texas Industries, Inc. (L)	1,790	63,742
Vulcan Materials Company (L)	311	10,894

		100,746
Containers & Packaging - 0.84%
AptarGroup, Inc.	13,918	702,581
Boise, Inc.	12,900	80,109
Graphic Packaging Holding Company (I)	24,214	101,941
Myers Industries, Inc.	5,702	62,038
Temple-Inland, Inc.	13,500	326,700

		1,273,369
Metals & Mining - 2.18%
A. M. Castle & Company (I)	3,851	46,751
Allied Nevada Gold Corp. (I)	6,273	260,518
Century Aluminum Company (I)	11,480	139,712
Coeur d’Alene Mines Corp. (I)	10,706	304,586
Commercial Metals Company	18,700	219,725
Compass Minerals International, Inc.	8,402	635,248
Detour Gold Corp. (I)	7,736	290,228
Friedman Industries, Inc.	1,405	13,348
Haynes International, Inc.	2,800	162,484
Horsehead Holding Corp. (I)	9,941	101,895
Kaiser Aluminum Corp.	4,200	217,854
Materion Corp. (I)	1,291	37,052
Metals USA Holdings Corp. (I)	222	2,768

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Noranda Aluminum Holding Corp. (I)	700	$7,959
Olympic Steel, Inc.	2,178	45,128
Reliance Steel & Aluminum Company	7,700	319,088
RTI International Metals, Inc. (I)	5,200	138,528
Schnitzer Steel Industries, Inc.	375	17,078
Steel Dynamics, Inc.	17,651	224,697
Synalloy Corp.	380	3,849
Universal Stainless & Alloy Products, Inc. (I)	1,778	58,478
Worthington Industries, Inc.	3,800	61,750

		3,308,724
Paper & Forest Products - 1.46%
Buckeye Technologies, Inc.	2,600	70,694
Clearwater Paper Corp. (I)	1,598	58,838
Domtar Corp.	5,000	401,600
KapStone Paper and Packaging Corp. (I)	2,950	44,339
Louisiana-Pacific Corp. (I)	21,381	142,611
MeadWestvaco Corp.	18,067	497,204
Mercer International, Inc. (I)	6,255	59,610
Neenah Paper, Inc.	2,269	39,662
P.H. Glatfelter Company	8,879	127,502
Schweitzer-Mauduit International, Inc.	12,326	739,313
Wausau Paper Corp.	5,400	36,018

		2,217,391

		11,185,074
Telecommunication Services - 0.77%
Diversified Telecommunication Services - 0.43%
Alaska Communications
Systems Group, Inc. (L)	56,660	430,616
Atlantic Tele-Network, Inc.	112	3,718
General Communication, Inc., Class A (I)	3,487	30,965
Iridium Communications, Inc. (I)(L)	10,611	78,415
Neutral Tandem, Inc. (I)	100	1,189
Premiere Global Services, Inc. (I)	9,046	75,625
SureWest Communications	2,869	33,280

		653,808
Wireless Telecommunication Services - 0.34%
FiberTower Corp. (I)(L)	8,541	10,164
Leap Wireless International, Inc. (I)	3,505	31,685
MetroPCS Communications, Inc. (I)	1,700	18,972
Shenandoah Telecommunications Company	300	4,119
Telephone & Data Systems, Inc. (L)	5,200	133,276
Telephone & Data Systems, Inc. -
Special Shares	4,400	111,540
United States Cellular Corp. (I)	4,446	192,245
USA Mobility, Inc.	700	10,619

		512,620

		1,166,428
Utilities - 0.73%
Gas Utilities - 0.50%
UGI Corp.	25,381	755,339
Independent Power Producers & Energy Traders - 0.17%
Dynegy, Inc. (I)	13,323	58,621
GenOn Energy, Inc. (I)	63,120	191,885
Ormat Technologies, Inc.	531	9,006

		259,512
Water Utilities - 0.06%
Consolidated Water Company, Ltd.	1,250	10,188
Pennichuck Corp.	233	6,671

The accompanying notes are an integral part of the financial statements.
257

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Water Utilities (continued)
SJW Corp.	2,989	$69,703

		86,562

		1,101,413

TOTAL COMMON STOCKS (Cost $124,238,724)		$148,430,044

SECURITIES LENDING COLLATERAL - 12.00%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	1,816,330	18,172,202

TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,173,177)		$18,172,202

SHORT-TERM INVESTMENTS - 1.08%
Money Market Funds - 1.08%
State Street Institutional Liquid Reserves
Fund, 0.0984% (Y)	$1,633,715	$1,633,715

TOTAL SHORT-TERM INVESTMENTS (Cost $1,633,715)		$1,633,715

Total Investments (Small Cap Opportunities Fund)
(Cost $144,045,616) - 111.08%		$168,235,961
Other assets and liabilities, net - (11.08%)		(16,781,541)

TOTAL NET ASSETS - 100.00%		$151,454,420

Small Cap Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.63%
Consumer Discretionary - 17.29%
Diversified Consumer Services - 1.29%
Matthews International Corp., Class A	57,500	$1,921,075
Hotels, Restaurants & Leisure - 3.96%
Bally Technologies, Inc. (I)	35,200	1,104,576
CEC Entertainment, Inc.	52,500	1,630,650
Choice Hotels International, Inc.	48,900	1,519,812
Sonic Corp. (I)	176,100	1,632,447

		5,887,485
Household Durables - 1.86%
Helen of Troy, Ltd. (I)	92,100	2,764,842
Media - 2.36%
Arbitron, Inc.	93,400	3,507,170
Multiline Retail - 0.95%
Fred’s, Inc., Class A	122,700	1,404,915
Specialty Retail - 6.05%
Ascena Retail Group, Inc. (I)	73,300	2,083,186
Stage Stores, Inc.	216,500	3,535,445
The Cato Corp., Class A	132,400	3,360,312

		8,978,943
Textiles, Apparel & Luxury Goods - 0.82%
Skechers U.S.A., Inc., Class A (I)	75,700	1,221,041

		25,685,471
Consumer Staples - 1.52%
Food & Staples Retailing - 1.52%
Casey’s General Stores, Inc.	50,100	2,254,500

Small Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 4.58%
Energy Equipment & Services - 2.33%
Bristow Group, Inc.	35,400	$1,556,892
SEACOR Holdings, Inc.	21,400	1,899,036

		3,455,928
Oil, Gas & Consumable Fuels - 2.25%
Georesources, Inc. (I)	69,600	1,621,680
Penn Virginia Corp.	101,600	829,056
Scorpio Tankers, Inc. (I)(L)	130,900	897,974

		3,348,710

		6,804,638
Financials - 23.78%
Capital Markets - 1.76%
Ares Capital Corp.	171,700	2,611,557
Commercial Banks - 7.48%
First Busey Corp.	256,502	1,249,165
First Midwest Bancorp, Inc.	192,100	1,686,638
Hancock Holding Company	41,200	1,286,676
International Bancshares Corp.	136,500	2,136,225
MB Financial, Inc.	85,800	1,398,540
Webster Financial Corp.	136,000	2,461,600
Westamerica Bancorp. (L)	21,000	890,610

		11,109,454
Insurance - 7.08%
Alleghany Corp. (I)	4,595	1,373,721
AMERISAFE, Inc. (I)	73,200	1,444,236
Assured Guaranty, Ltd.	87,700	1,183,073
Delphi Financial Group, Inc., Class A	119,600	2,891,928
Platinum Underwriters Holdings, Ltd.	59,100	1,861,650
Primerica, Inc.	85,200	1,774,716

		10,529,324
Real Estate Investment Trusts - 4.24%
American Campus Communities, Inc.	40,100	1,564,301
Campus Crest Communities, Inc.	118,000	1,394,760
DiamondRock Hospitality Company	100,912	781,059
Education Realty Trust, Inc.	176,900	1,592,100
Mack-Cali Realty Corp.	31,100	968,765

		6,300,985
Thrifts & Mortgage Finance - 3.22%
First Niagara Financial Group, Inc.	109,380	1,176,929
Flushing Financial Corp.	88,600	1,017,128
Northwest Bancshares, Inc.	217,100	2,587,832

		4,781,889

		35,333,209
Health Care - 8.72%
Health Care Equipment & Supplies - 2.12%
Haemonetics Corp. (I)	16,815	1,051,106
ICU Medical, Inc. (I)	50,800	2,092,960

		3,144,066
Health Care Providers & Services - 2.75%
Amsurg Corp. (I)	99,500	2,251,685
Corvel Corp. (I)	40,200	1,833,924

		4,085,609
Life Sciences Tools & Services - 3.85%
Charles River
Laboratories International, Inc. (I)	73,200	2,424,384

The accompanying notes are an integral part of the financial statements.
258

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
ICON PLC, ADR (I)	154,700	$3,296,657

		5,721,041

		12,950,716
Industrials - 23.87%
Commercial Services & Supplies - 5.85%
ACCO Brands Corp. (I)	221,050	1,507,561
G&K Services, Inc., Class A	51,900	1,464,618
Standard Parking Corp. (I)	76,398	1,242,995
Unifirst Corp.	16,500	854,370
United Stationers, Inc.	114,600	3,614,484

		8,684,028
Construction & Engineering - 0.40%
Sterling Construction Company, Inc. (I)	46,100	588,236
Electrical Equipment - 3.35%
Acuity Brands, Inc.	25,300	1,164,812
Belden, Inc.	125,100	3,816,801

		4,981,613
Industrial Conglomerates - 3.10%
Carlisle Companies, Inc.	117,500	4,607,175
Machinery - 5.56%
Albany International Corp., Class A	98,500	2,141,390
ESCO Technologies, Inc.	70,800	2,185,596
Mueller Industries, Inc. (L)	83,600	3,940,904

		8,267,890
Marine - 2.02%
Kirby Corp. (I)	54,600	3,005,184
Road & Rail - 1.84%
Genesee & Wyoming, Inc., Class A (I)	52,700	2,737,238
Trading Companies & Distributors - 1.75%
GATX Corp.	71,800	2,603,468

		35,474,832
Information Technology - 8.61%
Computers & Peripherals - 1.66%
Diebold, Inc.	72,300	2,070,672
Electronics for Imaging, Inc. (I)	27,248	387,194

		2,457,866
Electronic Equipment, Instruments & Components - 2.30%
Coherent, Inc. (I)	27,900	1,233,459
MTS Systems Corp.	48,900	1,766,268
NAM TAI Electronics, Inc.	82,000	423,120

		3,422,847
IT Services - 2.08%
MAXIMUS, Inc.	83,500	3,088,665
Office Electronics - 1.24%
Zebra Technologies Corp., Class A (I)	51,400	1,846,802
Software - 1.33%
Websense, Inc. (I)	95,800	1,970,606

		12,786,786
Materials - 5.37%
Chemicals - 2.30%
Koppers Holdings, Inc.	19,900	661,277
Zep, Inc.	156,700	2,762,621

		3,423,898
Containers & Packaging - 1.62%
AptarGroup, Inc.	47,800	2,412,944

Small Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products - 1.45%
Deltic Timber Corp.	36,800	$2,146,544

		7,983,386
Utilities - 5.89%
Electric Utilities - 2.71%
Unisource Energy Corp.	59,200	2,241,312
Westar Energy, Inc.	66,700	1,777,555

		4,018,867
Gas Utilities - 3.18%
Atmos Energy Corp.	51,100	1,713,894
New Jersey Resources Corp.	30,600	1,441,566
WGL Holdings, Inc.	38,100	1,575,816

		4,731,276

		8,750,143

TOTAL COMMON STOCKS (Cost $118,273,237)		$148,023,681

SECURITIES LENDING COLLATERAL - 1.87%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	277,774	2,779,096

TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,778,975)		$2,779,096

SHORT-TERM INVESTMENTS - 1.41%
Repurchase Agreement - 1.41%
Deutsche Tri-Party Repurchase Agreement
dated 08/31/2011 at 0.060% to be
repurchased at $2,100,004 on 09/01/2011,
collateralized by $2,134,504 Federal
National Mortgage Association, 4.500% due
08/01/2024 (valued at $2,142,000
including interest)	$2,100,000	$2,100,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,100,000)		$2,100,000

Total Investments (Small Cap Value Fund)
(Cost $123,152,212) - 102.91%		$152,902,777
Other assets and liabilities, net - (2.91%)		(4,320,129)

TOTAL NET ASSETS - 100.00%		$148,582,648

Small Company Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.14%
Consumer Discretionary - 16.36%
Auto Components - 1.30%
Tenneco, Inc. (I)	21,213	$695,999
TRW Automotive Holdings Corp. (I)	17,310	721,654

		1,417,653
Distributors - 0.65%
Pool Corp. (L)	27,300	707,889
Diversified Consumer Services - 0.70%
Weight Watchers International, Inc.	12,708	769,088
Hotels, Restaurants & Leisure - 4.48%
Buffalo Wild Wings, Inc. (I)	14,387	886,671
Choice Hotels International, Inc. (L)	19,081	593,036
Darden Restaurants, Inc.	15,689	754,641
Jack in the Box, Inc. (I)	33,365	692,991

The accompanying notes are an integral part of the financial statements.
259

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Life Time Fitness, Inc. (I)(L)	22,762	$872,695
Penn National Gaming, Inc. (I)(L)	27,774	1,105,683

		4,905,717
Media - 0.83%
DreamWorks Animation SKG, Inc. (I)(L)	17,683	373,464
National CineMedia, Inc.	37,657	533,600

		907,064
Specialty Retail - 5.83%
Dick’s Sporting Goods, Inc. (I)	23,677	831,773
DSW, Inc., Class A (L)	16,260	754,627
Foot Locker, Inc.	43,666	911,309
Group 1 Automotive, Inc.	18,966	791,831
Monro Muffler Brake, Inc.	22,551	891,441
Tractor Supply Company	13,184	809,102
Vitamin Shoppe, Inc. (I)	22,621	1,002,110
Williams-Sonoma, Inc.	11,752	389,109

		6,381,302
Textiles, Apparel & Luxury Goods - 2.57%
Maidenform Brands, Inc. (I)	31,313	795,976
Steven Madden, Ltd. (I)	30,995	1,119,538
Under Armour, Inc., Class A (I)	12,737	902,544

		2,818,058

		17,906,771
Consumer Staples - 4.63%
Food & Staples Retailing - 0.73%
Ruddick Corp.	19,465	795,924
Food Products - 2.93%
B&G Foods, Inc.	50,393	917,657
Diamond Foods, Inc. (L)	14,520	1,145,046
Lancaster Colony Corp. (L)	18,830	1,141,475

		3,204,178
Personal Products - 0.97%
Nu Skin Enterprises, Inc., Class A	25,140	1,063,171

		5,063,273
Energy - 8.04%
Energy Equipment & Services - 3.55%
Dresser-Rand Group, Inc. (I)	18,625	790,631
Dril-Quip, Inc. (I)	11,192	724,122
FMC Technologies, Inc. (I)(L)	19,197	853,498
Lufkin Industries, Inc.	11,585	720,935
Patterson-UTI Energy, Inc.	32,402	791,905

		3,881,091
Oil, Gas & Consumable Fuels - 4.49%
Bill Barrett Corp. (I)	18,055	865,736
Carrizo Oil & Gas, Inc. (I)(L)	23,940	718,679
Energen Corp.	18,551	910,854
HollyFrontier Corp.	17,695	1,269,793
James River Coal Company (I)(L)	32,507	351,725
SandRidge Energy, Inc. (I)	108,525	796,574

		4,913,361

		8,794,452
Financials - 5.67%
Capital Markets - 1.49%
Affiliated Managers Group, Inc. (I)	9,511	828,978
Greenhill & Company, Inc. (L)	9,687	344,179
Stifel Financial Corp. (I)	15,367	462,239

		1,635,396

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks - 1.83%
City National Corp.	12,589	$565,120
Huntington Bancshares, Inc.	111,860	562,656
SVB Financial Group (I)(L)	19,010	875,981

		2,003,757
Insurance - 1.32%
Brown & Brown, Inc.	21,615	454,131
ProAssurance Corp.	13,597	986,598

		1,440,729
Real Estate Investment Trusts - 1.03%
Colonial Properties Trust	53,600	1,126,672

		6,206,554
Health Care - 17.24%
Biotechnology - 2.74%
Acorda Therapeutics, Inc. (I)	21,697	565,207
BioMarin Pharmaceutical, Inc. (I)	33,497	991,009
Incyte Corp. (I)	57,766	928,300
United Therapeutics Corp. (I)	11,945	515,427

		2,999,943
Health Care Equipment & Supplies - 4.10%
Insulet Corp. (I)(L)	30,599	534,871
Masimo Corp.	27,291	673,269
Meridian Bioscience, Inc. (L)	28,358	524,623
Sirona Dental Systems, Inc. (I)	18,996	886,353
STERIS Corp.	27,969	900,042
Zoll Medical Corp. (I)	21,614	965,714

		4,484,872
Health Care Providers & Services - 4.68%
Centene Corp. (I)	30,391	969,169
Chemed Corp.	15,574	904,071
Health Management
Associates, Inc., Class A (I)	78,195	642,763
HMS Holdings Corp. (I)	24,407	640,196
MEDNAX, Inc. (I)	11,813	771,507
PSS World Medical, Inc. (I)	29,846	703,769
VCA Antech, Inc. (I)(L)	26,264	486,147

		5,117,622
Health Care Technology - 1.69%
Allscripts Healthcare Solutions, Inc. (I)	46,474	834,441
Quality Systems, Inc.	11,018	1,013,876

		1,848,317
Life Sciences Tools & Services - 2.40%
Bruker Corp. (I)	42,767	608,574
Parexel International Corp. (I)	29,832	607,976
PerkinElmer, Inc.	30,069	687,678
Techne Corp.	10,050	728,324

		2,632,552
Pharmaceuticals - 1.63%
Medicis Pharmaceutical Corp., Class A	27,055	1,052,440
Salix Pharmaceuticals, Ltd. (I)	23,887	727,359

		1,779,799

		18,863,105
Industrials - 13.81%
Aerospace & Defense - 2.87%
Hexcel Corp. (I)	40,353	926,908
TransDigm Group, Inc. (I)	24,097	2,213,550

		3,140,458

The accompanying notes are an integral part of the financial statements.
260

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Freight & Logistics - 1.49%
Forward Air Corp.	27,981	$794,940
HUB Group, Inc., Class A (I)	26,580	837,004

		1,631,944
Commercial Services & Supplies - 1.78%
Corrections Corp. of America (I)	43,450	985,881
Fuel Tech, Inc. (I)	24,129	143,568
Tetra Tech, Inc. (I)	40,860	813,523

		1,942,972
Electrical Equipment - 1.18%
General Cable Corp. (I)	20,296	611,924
Thomas & Betts Corp. (I)	15,652	683,679

		1,295,603
Machinery - 4.41%
Crane Company	19,188	810,693
Kennametal, Inc.	20,791	766,356
Lincoln Electric Holdings, Inc.	24,037	817,979
Lindsay Corp. (L)	10,204	634,689
Meritor, Inc. (I)	50,535	427,021
Terex Corp. (I)	17,444	281,372
Wabtec Corp.	17,944	1,092,610

		4,830,720
Professional Services - 0.89%
CoStar Group, Inc. (I)	18,944	969,554
Trading Companies & Distributors - 1.19%
Watsco, Inc. (L)	10,298	614,276
WESCO International, Inc. (I)	16,021	690,345

		1,304,621

		15,115,872
Information Technology - 23.53%
Communications Equipment - 2.61%
Ciena Corp. (I)(L)	34,265	419,404
Finisar Corp. (I)(L)	37,674	695,462
Harmonic, Inc. (I)	27,627	131,505
Netgear, Inc. (I)	24,817	690,161
Polycom, Inc. (I)	38,613	918,989

		2,855,521
Electronic Equipment, Instruments & Components - 0.70%
Littelfuse, Inc.	16,554	767,940
Internet Software & Services - 3.48%
Ancestry.com, Inc. (I)	20,020	714,914
Open Text Corp. (I)(L)	15,100	890,900
RightNow Technologies, Inc. (I)	24,404	800,207
ValueClick, Inc. (I)	58,953	901,981
WebMD Health Corp. (I)	14,044	496,315

		3,804,317
IT Services - 0.85%
Alliance Data Systems Corp. (I)(L)	9,934	927,935
Semiconductors & Semiconductor Equipment - 5.38%
Cavium, Inc. (I)	3,448	110,991
Cymer, Inc. (I)	17,586	711,530
Hittite Microwave Corp. (I)	16,525	897,638
Microsemi Corp. (I)	48,392	751,528
Power Integrations, Inc. (L)	17,889	574,952
Semtech Corp. (I)	35,765	762,867
Teradyne, Inc. (I)(L)	62,104	751,458
Veeco Instruments, Inc. (I)(L)	18,436	670,333
Volterra Semiconductor Corp. (I)	32,450	657,113

		5,888,410

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software - 10.51%
ANSYS, Inc. (I)	15,707	$847,864
Aspen Technology, Inc. (I)	62,541	1,050,063
BroadSoft, Inc. (I)(L)	26,973	815,933
CommVault Systems, Inc. (I)	26,171	887,459
Fair Isaac Corp.	26,481	676,590
Informatica Corp. (I)	29,152	1,217,971
Interactive Intelligence Group (I)	21,693	701,118
Manhattan Associates, Inc. (I)	26,195	934,900
MICROS Systems, Inc. (I)	23,921	1,140,075
NICE Systems, Ltd., ADR (I)	8,800	274,648
Parametric Technology Corp. (I)	33,489	602,802
Quest Software, Inc. (I)	38,149	657,307
SolarWinds, Inc. (I)	39,057	967,442
Websense, Inc. (I)	35,266	725,422

		11,499,594

		25,743,717
Materials - 5.19%
Chemicals - 2.88%
Intrepid Potash, Inc. (I)(L)	23,732	812,109
Olin Corp.	41,041	818,358
Rockwood Holdings, Inc. (I)	16,505	841,755
Solutia, Inc. (I)	38,963	677,177

		3,149,399
Containers & Packaging - 0.75%
Greif, Inc., Class A	14,697	820,974
Metals & Mining - 1.56%
Allied Nevada Gold Corp. (I)	9,150	380,000
Carpenter Technology Corp.	18,380	927,639
Detour Gold Corp. (I)	10,819	405,892

		1,713,531

		5,683,904
Telecommunication Services - 0.78%
Wireless Telecommunication Services - 0.78%
SBA Communications Corp., Class A (I)	22,510	850,653
Utilities - 0.89%
Electric Utilities - 0.89%
ITC Holdings Corp.	12,866	973,442

TOTAL COMMON STOCKS (Cost $84,656,497)		$105,201,743

SECURITIES LENDING COLLATERAL - 12.37%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	1,352,370	13,530,331

TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,525,018)		$13,530,331

SHORT-TERM INVESTMENTS - 2.16%
Money Market Funds - 2.16%
State Street Institutional Liquid Reserves
Fund, 0.0984% (Y)	$2,365,410	$2,365,410

TOTAL SHORT-TERM INVESTMENTS (Cost $2,365,410)		$2,365,410

Total Investments (Small Company Growth Fund)
(Cost $100,546,925) - 110.67%		$121,097,484
Other assets and liabilities, net - (10.67%)		(11,673,127)

TOTAL NET ASSETS - 100.00%		$109,424,357

The accompanying notes are an integral part of the financial statements.
261

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Company Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.99%
Consumer Discretionary - 11.01%
Auto Components - 0.71%
Drew Industries, Inc. (L)	117,200	$2,333,452
Automobiles - 0.35%
Winnebago Industries, Inc. (I)(L)	147,700	1,159,445
Distributors - 0.75%
Pool Corp. (L)	95,200	2,468,536
Diversified Consumer Services - 1.57%
Ascent Media Corp., Class A (I)	41,100	1,968,691
Matthews International Corp., Class A	96,300	3,217,382

		5,186,073
Hotels, Restaurants & Leisure - 0.55%
Orient Express Hotels, Ltd., Class A (I)(L)	232,000	1,818,880
Household Durables - 1.50%
CSS Industries, Inc.	74,000	1,313,500
Ethan Allen Interiors, Inc. (L)	44,800	770,112
M/I Homes, Inc. (I)(L)	65,200	537,248
Meritage Homes Corp. (I)(L)	107,000	2,004,110
Stanley Furniture Company, Inc. (I)	93,600	322,920

		4,947,890
Leisure Equipment & Products - 0.22%
Brunswick Corp. (L)	46,500	738,885
Media - 0.38%
Saga Communications, Inc., Class A (I)	40,000	1,250,000
Multiline Retail - 0.39%
Fred’s, Inc., Class A (L)	111,700	1,278,965
Specialty Retail - 4.39%
Aaron’s, Inc.	297,100	7,914,744
Haverty Furniture Companies, Inc. (L)	130,900	1,551,165
MarineMax, Inc. (I)(L)	120,000	814,800
Stein Mart, Inc.	215,000	1,522,200
The Men’s Wearhouse, Inc. (L)	93,200	2,694,412

		14,497,321
Textiles, Apparel & Luxury Goods - 0.20%
Culp, Inc. (I)	76,500	652,545

		36,331,992
Consumer Staples - 0.88%
Food & Staples Retailing - 0.63%
Nash Finch Company (L)	65,000	2,067,000
Tobacco - 0.25%
Alliance One International, Inc. (I)(L)	260,700	831,633

		2,898,633
Energy - 6.11%
Energy Equipment & Services - 2.73%
Atwood Oceanics, Inc. (I)(L)	40,600	1,708,854
CARBO Ceramics, Inc. (L)	26,500	4,243,975
Hercules Offshore, Inc. (I)(L)	134,100	565,902
Tetra Technologies, Inc. (I)(L)	189,100	1,938,275
Union Drilling, Inc. (I)	64,000	545,920

		9,002,926
Oil, Gas & Consumable Fuels - 3.38%
Cloud Peak Energy, Inc. (I)(L)	89,100	1,782,000
Forest Oil Corp. (I)	66,000	1,285,020
Northern Oil and Gas, Inc. (I)(L)	132,000	2,695,440
Oasis Petroleum, Inc. (I)(L)	132,400	3,521,840
Overseas Shipholding Group, Inc. (L)	27,800	495,674

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Penn Virginia Corp. (L)	170,800	$1,393,728

		11,173,702

		20,176,628
Financials - 20.83%
Capital Markets - 3.38%
Ares Capital Corp.	258,000	3,924,180
Hercules Technology Growth Capital, Inc.	170,000	1,615,000
JMP Group, Inc.	84,800	575,792
Kohlberg Capital Corp.	147,267	958,708
Piper Jaffray Companies (I)	31,800	757,794
Safeguard Scientifics, Inc. (I)	68,000	1,090,720
Stifel Financial Corp. (I)(L)	74,100	2,228,928

		11,151,122
Commercial Banks - 5.27%
Columbia Banking System, Inc. (L)	63,100	1,031,685
East West Bancorp, Inc.	138,400	2,309,896
Glacier Bancorp, Inc. (L)	168,000	1,933,680
Home Bancshares, Inc.	109,400	2,568,712
Signature Bank (I)(L)	45,700	2,541,377
SVB Financial Group (I)(L)	89,100	4,105,728
Wintrust Financial Corp. (L)	92,200	2,911,676

		17,402,754
Diversified Financial Services - 0.54%
Compass Diversified Holdings	128,800	1,767,136
Insurance - 4.57%
Alterra Capital Holdings, Ltd.	109,600	2,235,840
Employers Holdings, Inc.	59,400	726,462
Markel Corp. (I)(L)	5,500	2,166,890
Meadowbrook Insurance Group, Inc.	55,100	516,838
National Interstate Corp.	104,000	2,380,560
ProAssurance Corp. (L)	97,400	7,067,344

		15,093,934
Real Estate Investment Trusts - 6.93%
Acadia Realty Trust (L)	70,200	1,479,816
CBL & Associates Properties, Inc. (L)	291,700	4,290,907
Cedar Shopping Centers, Inc.	136,100	500,848
First Potomac Realty Trust	152,400	1,973,580
Hatteras Financial Corp.	68,100	1,880,241
Kilroy Realty Corp. (L)	101,700	3,633,741
LaSalle Hotel Properties	124,500	2,340,600
Potlatch Corp. (L)	73,700	2,473,372
Redwood Trust, Inc.	118,000	1,482,080
Saul Centers, Inc.	22,000	778,360
Washington Real Estate Investment Trust (L)	66,500	2,057,510

		22,891,055
Thrifts & Mortgage Finance - 0.14%
Radian Group, Inc. (L)	139,600	464,868

		68,770,869
Health Care - 5.58%
Biotechnology - 0.46%
Exelixis, Inc. (I)(L)	201,900	1,510,212
Health Care Equipment & Supplies - 2.09%
Analogic Corp. (L)	29,800	1,475,696
AngioDynamics, Inc. (I)	83,600	1,203,840
Quidel Corp. (I)(L)	88,300	1,349,224
West Pharmaceutical Services, Inc. (L)	72,000	2,888,640

		6,917,400

The accompanying notes are an integral part of the financial statements.
262

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services - 3.03%
Landauer, Inc.	29,800	$1,536,488
National Healthcare Corp.	53,300	1,835,119
Owens & Minor, Inc. (L)	178,900	5,266,816
Triple-S Management Corp., Class B (I)	79,600	1,357,180

		9,995,603

		18,423,215
Industrials - 24.83%
Aerospace & Defense - 0.22%
Kratos Defense & Security Solutions, Inc. (I)	78,000	737,880
Air Freight & Logistics - 0.60%
UTI Worldwide, Inc. (L)	146,800	1,988,406
Airlines - 1.26%
Alaska Air Group, Inc. (I)	72,000	4,156,560
Building Products - 1.32%
Gibraltar Industries, Inc. (I)	142,000	1,260,960
Quanex Building Products Corp.	92,100	1,189,011
Universal Forest Products, Inc. (L)	62,600	1,913,056

		4,363,027
Commercial Services & Supplies - 3.44%
G&K Services, Inc., Class A	79,300	2,237,846
McGrath Rentcorp	148,600	3,542,624
Mine Safety Appliances Company	52,400	1,619,160
Waste Connections, Inc. (L)	114,100	3,946,719

		11,346,349
Construction & Engineering - 1.13%
Comfort Systems USA, Inc. (L)	112,900	1,079,324
Insituform Technologies, Inc., Class A (I)(L)	133,300	2,203,449
Sterling Construction Company, Inc. (I)	36,000	459,360

		3,742,133
Electrical Equipment - 2.07%
Belden, Inc.	86,400	2,636,064
Franklin Electric Company, Inc.	23,300	999,803
Woodward, Inc.	99,000	3,209,580

		6,845,447
Machinery - 5.61%
Astec Industries, Inc. (I)(L)	40,500	1,401,705
Cascade Corp.	40,400	1,727,100
CIRCOR International, Inc. (L)	54,900	1,894,599
IDEX Corp.	89,000	3,309,020
Nordson Corp. (L)	133,800	5,873,820
Robbins & Myers, Inc.	89,800	4,314,890

		18,521,134
Marine - 1.79%
Kirby Corp. (I)(L)	107,100	5,894,784
Professional Services - 1.77%
FTI Consulting, Inc. (I)(L)	45,000	1,637,100
Navigant Consulting Company (I)	152,000	1,442,480
On Assignment, Inc. (I)(L)	212,500	1,615,000
The Dolan Company (I)	135,000	1,143,450

		5,838,030
Road & Rail - 3.59%
Genesee & Wyoming, Inc., Class A (I)(L)	108,900	5,656,266
Landstar System, Inc. (L)	153,200	6,203,068

		11,859,334
Trading Companies & Distributors - 2.03%
Beacon Roofing Supply, Inc. (I)(L)	247,600	4,595,456

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Kaman Corp., Class A	61,100	$2,086,565

		6,682,021

		81,975,105
Information Technology - 9.49%
Communications Equipment - 0.84%
Ixia (I)(L)	185,500	1,593,445
Sonus Networks, Inc. (I)(L)	450,200	1,166,018

		2,759,463
Computers & Peripherals - 0.22%
Xyratex, Ltd.	86,300	740,454
Electronic Equipment, Instruments & Components - 3.55%
Cognex Corp.	33,000	1,056,000
Electro Rent Corp.	171,000	2,529,090
Electro Scientific Industries, Inc. (I)	68,300	1,032,696
Littelfuse, Inc.	62,000	2,876,180
Methode Electronics, Inc.	65,100	636,027
Newport Corp. (I)(L)	110,200	1,425,988
SYNNEX Corp. (I)(L)	82,700	2,178,318

		11,734,299
IT Services - 0.11%
StarTek, Inc. (I)	108,412	351,255
Semiconductors & Semiconductor Equipment - 2.89%
Advanced Energy Industries, Inc. (I)	138,200	1,380,618
ATMI, Inc. (I)	64,400	1,103,172
Brooks Automation, Inc.	131,900	1,247,774
Cabot Microelectronics Corp. (I)	36,900	1,467,144
Cymer, Inc. (I)	57,400	2,322,404
Teradyne, Inc. (I)(L)	166,500	2,014,650

		9,535,762
Software - 1.88%
Accelrys, Inc. (I)	93,000	604,500
Progress Software Corp. (I)	169,150	3,523,395
Websense, Inc. (I)(L)	100,600	2,069,342

		6,197,237

		31,318,470
Materials - 11.79%
Chemicals - 2.93%
American Vanguard Corp. (L)	114,900	1,371,906
Arch Chemicals, Inc.	64,500	3,026,985
Innospec, Inc. (I)	132,400	3,581,420
Minerals Technologies, Inc.	29,200	1,693,892

		9,674,203
Containers & Packaging - 2.15%
AptarGroup, Inc.	104,400	5,270,112
Myers Industries, Inc.	169,300	1,841,984

		7,112,096
Metals & Mining - 4.62%
AMCOL International Corp. (L)	69,000	2,007,900
Carpenter Technology Corp. (L)	72,700	3,669,169
Franco-Nevada Corp.	70,000	3,015,726
North American Palladium, Ltd. (I)(L)	200,000	800,000
Royal Gold, Inc. (L)	47,300	3,626,964
Schnitzer Steel Industries, Inc.	35,600	1,621,224
Sims Metal Management, Ltd., ADR (L)	30,000	495,900

		15,236,883
Paper & Forest Products - 2.09%
Clearwater Paper Corp. (I)	77,400	2,849,868

The accompanying notes are an integral part of the financial statements.
263

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products (continued)
Deltic Timber Corp. (L)	51,300	$2,992,329
Wausau Paper Corp. (L)	157,900	1,053,193

		6,895,390

		38,918,572
Telecommunication Services - 0.50%
Diversified Telecommunication Services - 0.50%
Premiere Global Services, Inc. (I)	196,000	1,638,560
Utilities - 4.97%
Electric Utilities - 2.72%
Cleco Corp. (L)	101,600	3,609,848
El Paso Electric Company (L)	125,700	4,347,963
PNM Resources, Inc.	44,100	659,736
The Empire District Electric Company (I)	17,500	363,125

		8,980,672
Gas Utilities - 0.78%
Southwest Gas Corp.	69,400	2,569,188
Multi-Utilities - 1.47%
Black Hills Corp. (L)	47,100	1,441,260
NorthWestern Corp.	61,400	2,082,074
Vectren Corp. (L)	49,000	1,341,130

		4,864,464

		16,414,324

TOTAL COMMON STOCKS (Cost $248,279,187)		$316,866,368

PREFERRED SECURITIES - 1.18%
Financials - 1.18%
Commercial Banks - 0.72%
East West Bancorp., Inc., Series A, 8.000%	$1,814	$2,352,431
Insurance - 0.46%
Assured Guaranty, Ltd., 8.500%	27,600	1,524,762

		3,877,193

TOTAL PREFERRED SECURITIES (Cost $3,166,750)		$3,877,193

INVESTMENT COMPANIES - 0.89%
First Opportunity Fund, Inc. (I)	79,400	520,070
iShares Russell 2000 Value Index Fund	37,600	2,417,304

TOTAL INVESTMENT COMPANIES (Cost $3,277,514)		$2,937,374

SECURITIES LENDING COLLATERAL - 27.31%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	9,010,689	90,151,046

TOTAL SECURITIES LENDING
COLLATERAL (Cost $90,143,998)		$90,151,046

SHORT-TERM INVESTMENTS - 2.18%
Money Market Funds - 2.18%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$543,908	$543,908
T. Rowe Price Prime Reserve
Fund, 0.1269% (Y)	6,665,864	6,665,864

		7,209,772

TOTAL SHORT-TERM INVESTMENTS (Cost $7,209,772)		$7,209,772

Total Investments (Small Company Value Fund)
(Cost $352,077,221) - 127.55%		$421,041,753
Other assets and liabilities, net - (27.55%)		(90,933,990)

TOTAL NET ASSETS - 100.00%		$330,107,763

Smaller Company Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.40%
Consumer Discretionary - 12.48%
Auto Components - 0.35%
American Axle &
Manufacturing Holdings, Inc. (I)	1,290	$12,062
Amerigon, Inc. (I)	8,180	109,367
Exide Technologies (I)	1,927	10,868
Federal-Mogul Corp. (I)	254	4,511
Fuel Systems Solutions, Inc. (I)	496	10,480
Gentex Corp.	4,178	108,398
Modine Manufacturing Company (I)	753	8,675
Stoneridge, Inc. (I)	736	5,866
Tenneco, Inc. (I)	3,171	104,041
Tower International, Inc. (I)	196	2,732
Wonder Auto Technology, Inc. (I)(L)	426	2,309

		379,309
Automobiles - 1.01%
Harley-Davidson, Inc.	27,020	1,044,593
Tesla Motors, Inc. (I)(L)	1,400	34,636
Thor Industries, Inc.	1,308	29,077
Winnebago Industries, Inc. (I)	426	3,344

		1,111,650
Distributors - 0.98%
LKQ Corp. (I)	40,520	1,037,312
Pool Corp.	1,410	36,561

		1,073,873
Diversified Consumer Services - 0.52%
American Public Education, Inc. (I)	523	21,558
Archipelago Learning, Inc. (I)(L)	270	2,508
Bridgepoint Education, Inc. (I)	619	13,668
Capella Education Company (I)	437	13,975
Coinstar, Inc. (I)	872	39,754
Education Management Corp. (I)(L)	631	9,926
Grand Canyon Education, Inc. (I)	988	15,363
K12, Inc. (I)(L)	836	22,472
Matthews International Corp., Class A	864	28,866
Sotheby’s	9,579	356,435
Steiner Leisure, Ltd. (I)	418	16,674
Strayer Education, Inc.	233	22,053
Universal Technical Institute, Inc. (I)	642	9,348

		572,600
Hotels, Restaurants & Leisure - 1.27%
AFC Enterprises, Inc. (I)	725	9,418
Ameristar Casinos, Inc.	7,340	137,038
Bally Technologies, Inc. (I)	1,259	39,507
Biglari Holdings, Inc. (I)	13	4,280
BJ’s Restaurants, Inc. (I)	726	33,519
Bravo Brio Restaurant Group, Inc. (I)	536	11,122
Buffalo Wild Wings, Inc. (I)	536	33,034
Caribou Coffee Company, Inc. (I)(L)	11,232	170,614
CEC Entertainment, Inc.	581	18,046
Choice Hotels International, Inc.	436	13,551
Denny’s Corp. (I)	2,775	10,517
DineEquity, Inc. (I)	230	9,637
Domino’s Pizza, Inc. (I)	14,619	405,385
Gaylord Entertainment Company (I)	1,062	26,699
Interval Leisure Group, Inc. (I)	1,170	14,742
Isle of Capri Casinos, Inc. (I)	616	4,029
Krispy Kreme Doughnuts, Inc. (I)	1,780	16,180
Life Time Fitness, Inc. (I)(L)	1,114	42,711
P.F. Chang’s China Bistro, Inc. (L)	669	20,164
Panera Bread Company, Class A (I)	850	97,878
Papa John’s International, Inc. (I)	601	17,880
Peet’s Coffee & Tea, Inc. (I)(L)	375	21,844

The accompanying notes are an integral part of the financial statements.
264

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Pinnacle Entertainment, Inc. (I)	907	$12,444
Shuffle Master, Inc. (I)	1,583	14,025
Six Flags Entertainment Corp.	1,292	43,347
Sonic Corp. (I)	1,716	15,907
Texas Roadhouse, Inc., Class A	1,876	26,827
The Cheesecake Factory, Inc. (I)	1,606	44,085
Vail Resorts, Inc.	1,054	42,613
WMS Industries, Inc. (I)	1,676	36,570

		1,393,613
Household Durables - 0.17%
Beazer Homes USA, Inc. (I)(L)	783	1,652
Blyth, Inc.	157	8,936
Ethan Allen Interiors, Inc.	757	13,013
Furniture Brands International, Inc. (I)	725	2,037
Hovnanian Enterprises, Inc., Class A (I)(L)	1,218	1,998
iRobot Corp. (I)	699	19,446
Libbey, Inc. (I)	576	7,465
Ryland Group, Inc.	453	5,282
Sealy Corp. (I)	717	1,463
Tempur-Pedic International, Inc. (I)	2,004	116,713
Universal Electronics, Inc. (I)	440	8,562

		186,567
Internet & Catalog Retail - 0.46%
Blue Nile, Inc. (I)(L)	427	16,580
HSN, Inc. (I)	1,199	38,536
Orbitz Worldwide, Inc. (I)	600	1,524
Overstock.com, Inc. (I)	477	4,994
PetMed Express, Inc.	231	2,340
Shutterfly, Inc. (I)	6,042	324,214
US Auto Parts Network, Inc. (I)	18,850	119,132
Vitacost.com, Inc. (I)	488	2,328

		509,648
Leisure Equipment & Products - 0.16%
Brunswick Corp.	1,238	19,672
Eastman Kodak Co. (I)(L)	7,877	25,049
Leapfrog Enterprises, Inc. (I)	1,281	4,227
Marine Products Corp. (I)	114	635
Polaris Industries, Inc.	956	105,036
Smith & Wesson Holding Corp. (I)	1,677	5,484
Sturm Ruger & Company, Inc.	552	18,365

		178,468
Media - 0.32%
AMC Networks, Inc. (I)	1,559	57,683
Arbitron, Inc.	793	29,777
John Wiley & Sons, Inc.	1,349	65,818
Knology, Inc. (I)	924	12,594
Lions Gate Entertainment Corp. (I)	911	6,341
Live Nation Entertainment, Inc. (I)	4,258	39,387
Martha Stewart Living
Omnimedia, Inc., Class A (I)(L)	842	2,812
Morningstar, Inc.	736	43,910
National CineMedia, Inc.	805	11,407
ReachLocal, Inc. (I)	255	3,710
The Madison Square Garden, Inc., Class A (I)	1,636	39,526
Valassis Communications, Inc. (I)	1,438	36,338

		349,303
Multiline Retail - 0.80%
99 Cents Only Stores (I)	1,443	26,869
Big Lots, Inc. (I)	2,201	74,614
Gordmans Stores, Inc. (I)	164	2,444
Kohl’s Corp.	16,610	769,707

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail (continued)
Saks, Inc. (I)(L)	1,173	$11,355

		884,989
Specialty Retail - 4.50%
Aaron’s, Inc.	2,225	59,274
Aeropostale, Inc. (I)	2,363	26,418
Americas Car-Mart, Inc. (I)	98	2,945
ANN, Inc. (I)	1,524	35,921
Asbury Automotive Group, Inc. (I)	562	10,571
Ascena Retail Group, Inc. (I)	10,634	302,218
Bebe Stores, Inc.	1,108	7,601
Body Central Corp. (I)	318	5,517
Casual Male Retail Group, Inc. (I)	50,529	210,706
Charming Shoppes, Inc. (I)	1,184	3,753
Chico’s FAS, Inc.	72,058	1,003,047
Citi Trends, Inc. (I)	434	5,060
Coldwater Creek, Inc. (I)	1,895	2,009
DSW, Inc., Class A	267	12,391
Express, Inc.	14,489	276,595
Genesco, Inc. (I)	6,774	359,157
hhgregg, Inc. (I)	291	3,195
Hibbett Sports, Inc. (I)(L)	7,252	271,660
HOT Topic, Inc.	807	6,682
Jos A. Bank Clothiers, Inc. (I)(L)	5,242	268,653
Kirkland’s, Inc. (I)	466	4,315
Lithia Motors, Inc., Class A	8,557	161,471
Lumber Liquidators Holdings, Inc. (I)	728	11,022
Monro Muffler Brake, Inc.	4,012	158,594
New York & Company, Inc. (I)	514	1,799
OfficeMax, Inc. (I)	1,246	7,812
Penske Automotive Group, Inc.	474	8,646
PEP Boys - Manny, Moe & Jack	1,539	15,205
Pier 1 Imports, Inc. (I)	3,129	33,418
Rent-A-Center, Inc.	12,000	338,160
Rue21, Inc. (I)(L)	463	11,603
Sally Beauty Holdings, Inc. (I)(L)	2,952	49,889
Select Comfort Corp. (I)	2,025	32,157
Signet Jewelers, Ltd. (I)	2,542	98,985
The Buckle, Inc. (L)	6,291	247,865
The Children’s Place Retail Stores, Inc. (I)	6,711	288,036
The Finish Line, Inc., Class A	12,560	252,456
The Wet Seal, Inc., Class A (I)	2,969	14,964
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,338	79,049
Vitamin Shoppe, Inc. (I)	5,431	240,593
Zumiez, Inc. (I)	635	11,741

		4,941,153
Textiles, Apparel & Luxury Goods - 1.94%
Carter’s, Inc. (I)	842	26,043
Crocs, Inc. (I)	13,923	380,933
Deckers Outdoor Corp. (I)	1,132	100,703
G-III Apparel Group, Ltd. (I)	493	13,932
Hanesbrands, Inc. (I)	1,835	52,408
Iconix Brand Group, Inc. (I)	15,773	308,835
K-Swiss, Inc., Class A (I)(L)	521	2,782
Liz Claiborne, Inc. (I)	2,770	14,459
Maidenform Brands, Inc. (I)	684	17,387
Perry Ellis International, Inc. (I)	8,802	202,270
Steven Madden, Ltd. (I)	9,155	330,679
The Timberland Company, Class A (I)	1,206	51,786
The Warnaco Group, Inc. (I)	5,165	275,553
True Religion Apparel, Inc. (I)	717	21,869
Under Armour, Inc., Class A (I)	1,100	77,946
Vera Bradley, Inc. (I)	534	18,743

The accompanying notes are an integral part of the financial statements.
265

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Wolverine World Wide, Inc.	6,540	$238,121

		2,134,449

		13,715,622
Consumer Staples - 1.35%
Beverages - 0.05%
Boston Beer Company, Inc. (I)	272	22,051
Coca-Cola Bottling Company Consolidated	95	5,320
Heckmann Corp. (I)	2,856	16,536
National Beverage Corp.	338	5,574

		49,481
Food & Staples Retailing - 0.62%
BJ’s Wholesale Club, Inc. (I)	1,040	52,853
Casey’s General Stores, Inc.	1,111	49,995
Pricesmart, Inc.	4,606	301,509
Rite Aid Corp. (I)	19,559	21,515
Ruddick Corp.	4,850	198,317
Susser Holdings Corp. (I)	165	3,482
United Natural Foods, Inc. (I)	1,345	54,701

		682,372
Food Products - 0.39%
Alico, Inc.	39	828
Calavo Growers, Inc.	172	3,440
Darling International, Inc. (I)	3,420	57,627
Diamond Foods, Inc. (L)	644	50,786
J & J Snack Foods Corp.	435	22,015
Pilgrim’s Pride Corp. (I)	549	1,911
Smart Balance, Inc. (I)	1,758	8,878
The Hain Celestial Group, Inc. (I)	8,224	260,125
Tootsie Roll Industries, Inc. (L)	192	4,865
TreeHouse Foods, Inc. (I)	363	19,885

		430,360
Personal Products - 0.28%
Elizabeth Arden, Inc. (I)	358	11,535
Inter Parfums, Inc.	13,212	218,791
Medifast, Inc. (I)	407	6,679
Nu Skin Enterprises, Inc., Class A	1,620	68,510
USANA Health Sciences, Inc. (I)	234	6,023

		311,538
Tobacco - 0.01%
Alliance One International, Inc. (I)	848	2,705
Star Scientific, Inc. (I)(L)	1,570	3,690

		6,395

		1,480,146
Energy - 9.23%
Energy Equipment & Services - 2.95%
Atwood Oceanics, Inc. (I)	852	35,861
Basic Energy Services, Inc. (I)	870	19,018
CARBO Ceramics, Inc.	576	92,246
Complete Production Services, Inc. (I)	1,848	53,703
Dawson Geophysical Company (I)	6,716	235,329
Dril-Quip, Inc. (I)	939	60,753
Exterran Holdings, Inc. (I)(L)	1,778	21,052
Global Geophysical Services, Inc. (I)	529	6,385
Helix Energy Solutions Group, Inc. (I)	11,261	190,198
ION Geophysical Corp. (I)	1,825	12,903
Key Energy Services, Inc. (I)	21,735	312,767
Lufkin Industries, Inc.	892	55,509
Matrix Service Company (I)	774	8,413
McDermott International, Inc. (I)	74,080	1,066,011

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Newpark Resources, Inc. (I)(L)	34,190	$283,093
North American Energy Partners, Inc. (I)	22,030	138,128
Oil States International, Inc. (I)	525	34,692
OYO Geospace Corp. (I)	3,679	271,142
Pioneer Drilling Company (I)	15,793	199,624
RPC, Inc. (L)	1,302	33,722
Superior Energy Services, Inc. (I)	2,322	82,013
Tesco Corp. (I)	949	15,848
Tetra Technologies, Inc. (I)	781	8,005
Willbros Group, Inc. (I)	1,194	7,677

		3,244,092
Oil, Gas & Consumable Fuels - 6.28%
Abraxas Petroleum Corp. (I)(L)	55,098	203,312
Alon USA Energy, Inc.	317	2,945
Approach Resources, Inc. (I)	625	11,600
ATP Oil & Gas Corp. (I)(L)	473	6,371
Berry Petroleum Company, Class A	678	33,242
Bill Barrett Corp. (I)	691	33,133
BPZ Resources, Inc. (I)(L)	2,707	9,935
Brigham Exploration Company (I)	3,424	99,638
Carrizo Oil & Gas, Inc. (I)(L)	45,323	1,360,596
Cheniere Energy, Inc. (I)(L)	2,377	18,422
Clayton Williams Energy, Inc. (I)	231	13,107
Clean Energy Fuels Corp. (I)(L)	1,440	18,965
Comstock Resources, Inc. (I)	10,228	208,140
Contango Oil & Gas Company (I)	370	22,433
CVR Energy, Inc. (I)	900	25,623
Endeavour International Corp. (I)	978	9,643
Energy XXI Bermuda, Ltd. (I)	981	26,301
FX Energy, Inc. (I)	1,531	9,569
Gastar Exploration, Ltd. (I)	1,709	7,092
Georesources, Inc. (I)	12,371	288,244
Goodrich Petroleum Corp. (I)(L)	792	12,688
Gran Tierra Energy, Inc. (I)	7,624	47,574
Gulfport Energy Corp. (I)	1,257	36,327
Harvest Natural Resources, Inc. (I)(L)	471	5,332
Houston American Energy Corp. (I)	546	9,397
Hyperdynamics Corp. (I)(L)	4,326	19,380
InterOil Corp. (I)(L)	22,630	1,434,063
Kodiak Oil & Gas Corp. (I)(L)	45,704	274,224
Magnum Hunter Resources Corp. (I)(L)	40,446	181,603
McMoRan Exploration Company (I)	1,809	23,282
Northern Oil and Gas, Inc. (I)	1,663	33,958
Oasis Petroleum, Inc. (I)(L)	1,486	39,528
Patriot Coal Corp. (I)	2,675	39,403
Petroleum Development Corp. (I)	2,134	50,811
Petroquest Energy, Inc. (I)	583	4,431
Rentech, Inc. (I)	6,510	6,510
Resolute Energy Corp. (I)(L)	1,339	18,063
Rex Energy Corp. (I)(L)	120,765	1,484,202
Rosetta Resources, Inc. (I)	6,310	289,945
Swift Energy Company (I)	8,195	252,816
Triangle Petroleum Corp. (I)	24,376	133,337
Uranium Energy Corp. (I)(L)	1,983	6,960
Venoco, Inc. (I)	903	10,457
W&T Offshore, Inc.	547	11,553
Warren Resources, Inc. (I)	1,981	6,696
Western Refining, Inc. (I)	1,037	18,085
World Fuel Services Corp. (L)	1,036	38,477

		6,897,413

		10,141,505

The accompanying notes are an integral part of the financial statements.
266

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financials - 5.43%
Capital Markets - 0.94%
Duff & Phelps Corp.	827	$9,386
E*TRADE Financial Corp. (I)	5,322	65,780
Epoch Holding Corp.	410	6,101
Evercore Partners, Inc., Class A	440	11,541
Financial Engines, Inc. (I)	977	21,768
GAMCO Investors, Inc., Class A	76	3,710
Gleacher & Company, Inc. (I)	1,245	1,606
HFF, Inc. (I)	947	11,194
ICG Group, Inc. (I)	1,086	11,126
International FCStone, Inc. (I)	450	10,476
KBW, Inc.	653	9,553
optionsXpress Holdings, Inc.	1,263	15,914
Safeguard Scientifics, Inc. (I)	605	9,704
Stifel Financial Corp. (I)	6,855	206,198
TD Ameritrade Holding Corp.	41,640	640,423
THL Credit, Inc.	189	2,221

		1,036,701
Commercial Banks - 0.77%
Boston Private Financial Holdings, Inc. (L)	29,670	184,844
CapitalSource, Inc.	4,499	28,569
Cardinal Financial Corp.	400	3,928
First Citizens BancShares, Inc.	831	132,129
Investors Bancorp, Inc. (I)	1,488	21,405
Nara Bancorp, Inc. (I)	370	2,627
Pinnacle Financial Partners, Inc. (I)	473	5,998
Signature Bank (I)	1,332	74,073
SVB Financial Group (I)	3,945	181,786
Texas Capital Bancshares, Inc. (I)	1,087	27,903
Umpqua Holdings Corp.	19,037	185,991

		849,253
Consumer Finance - 1.04%
Cash America International, Inc.	301	16,820
Credit Acceptance Corp. (I)	300	20,742
DFC Global Corp. (I)	17,908	395,230
EZCORP, Inc., Class A (I)	10,887	365,259
First Cash Financial Services, Inc. (I)	6,469	302,167
Green Dot Corp., Class A (I)	614	20,078
Netspend Holdings, Inc. (I)	1,045	6,186
The First Marblehead Corp. (I)	620	868
World Acceptance Corp. (I)	162	10,554

		1,137,904
Diversified Financial Services - 1.49%
Asset Acceptance Capital Corp. (I)	321	1,298
Encore Capital Group, Inc. (I)	12,682	300,183
MarketAxess Holdings, Inc.	776	22,876
Moody’s Corp. (L)	41,210	1,270,504
NewStar Financial, Inc. (I)	484	4,971
Portfolio Recovery Associates, Inc. (I)	501	36,638

		1,636,470
Insurance - 0.35%
Citizens, Inc., Class A (I)	571	3,877
eHealth, Inc. (I)	219	2,790
Greenlight Capital Re, Ltd., Class A (I)	310	6,953
Hilltop Holdings, Inc. (I)	434	3,381
Maiden Holdings, Ltd.	11,987	102,129
Platinum Underwriters Holdings, Ltd.	8,160	257,040
Tower Group, Inc.	404	9,700

		385,870
Real Estate Investment Trusts - 0.50%
Alexander’s, Inc.	60	25,974

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Apartment Investment & Management
Company, Class A	1,224	$32,522
Cogdell Spencer, Inc.	495	2,114
Coresite Realty Corp.	576	9,274
DCT Industrial Trust, Inc. (L)	3,595	16,213
DDR Corp.	2,267	28,088
DuPont Fabros Technology, Inc. (L)	891	20,627
Equity Lifestyle Properties, Inc.	531	36,597
Extra Space Storage, Inc.	2,601	55,922
FelCor Lodging Trust, Inc. (I)	2,250	7,718
First Industrial Realty Trust, Inc. (I)	1,202	11,347
Pebblebrook Hotel Trust	1,490	23,944
PS Business Parks, Inc.	578	31,599
Retail Opportunity Investments Corp.	612	6,848
Sabra Healthcare, Inc.	1,035	12,094
Saul Centers, Inc.	123	4,352
Strategic Hotels & Resorts, Inc. (I)	2,661	12,720
Sun Communities, Inc.	591	22,777
Tanger Factory Outlet Centers, Inc.	2,380	66,949
Taubman Centers, Inc.	1,636	94,283
U-Store-It Trust (I)	2,765	29,696

		551,658
Real Estate Management & Development - 0.27%
Altisource Portfolio Solutions SA (I)	6,435	224,260
Forest City Enterprises, Inc., Class A (I)	2,500	33,225
Forestar Group, Inc. (I)	519	6,534
Kennedy-Wilson Holdings, Inc. (L)	590	6,850
Tejon Ranch Company (I)	434	11,800
The St. Joe Company (I)	1,013	18,680

		301,349
Thrifts & Mortgage Finance - 0.07%
Beneficial Mutual Bancorp, Inc. (I)	1,068	8,373
Capitol Federal Financial, Inc.	4,907	52,652
Doral Financial Corp. (I)	3,543	5,775
Radian Group, Inc.	1,363	4,539

		71,339

		5,970,544
Health Care - 17.08%
Biotechnology - 3.49%
Achillion Pharmaceuticals, Inc. (I)	778	4,785
Acorda Therapeutics, Inc. (I)	1,155	30,088
Alkermes, Inc. (I)	2,802	48,587
Allos Therapeutics, Inc. (I)	2,315	3,912
Alnylam Pharmaceuticals, Inc. (I)(L)	685	4,781
AMAG Pharmaceuticals, Inc. (I)	619	8,740
Amylin Pharmaceuticals, Inc. (I)	3,843	43,464
Ardea Biosciences, Inc. (I)	703	11,410
Arena Pharmaceuticals, Inc. (I)	2,776	3,609
Ariad Pharmaceuticals, Inc. (I)(L)	3,864	38,022
Arqule, Inc. (I)	1,484	6,470
AVEO Pharmaceuticals, Inc. (I)	854	14,501
BioMarin Pharmaceutical, Inc. (I)	3,244	95,974
BioMimetic Therapeutics, Inc. (I)	397	1,322
BioSpecifics Technologies Corp. (I)	129	2,258
Biotime, Inc. (I)	453	2,088
Cell Therapeutics, Inc. (I)(L)	4,873	5,750
Cepheid, Inc. (I)(L)	1,808	65,558
Codexis, Inc. (I)	565	3,667
Cubist Pharmaceuticals, Inc. (I)	1,755	60,881
Dendreon Corp. (I)	66,940	822,023
Dyax Corp. (I)	1,782	2,655
Emergent Biosolutions, Inc. (I)	364	6,577

The accompanying notes are an integral part of the financial statements.
267

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Enzon Pharmaceuticals, Inc. (I)	917	$7,840
Exelixis, Inc. (I)(L)	3,742	27,990
Genomic Health, Inc. (I)	428	10,443
Geron Corp. (I)	2,452	6,547
Halozyme Therapeutics, Inc. (I)	2,408	16,374
Idenix Pharmaceuticals, Inc. (I)	1,686	9,796
Immunogen, Inc. (I)	1,433	15,562
Immunomedics, Inc. (I)	2,097	8,409
Incyte Corp. (I)(L)	3,282	52,742
InterMune, Inc. (I)	1,473	39,624
Ironwood Pharmaceuticals, Inc. (I)	1,476	18,804
Isis Pharmaceuticals, Inc. (I)(L)	2,771	20,755
Lexicon Pharmaceuticals, Inc. (I)	2,719	3,698
Ligand Pharmaceuticals, Inc., Class B (I)	517	7,874
Mannkind Corp. (I)(L)	2,487	7,511
Medivation, Inc. (I)	971	15,701
Metabolix, Inc. (I)	461	2,494
Micromet, Inc. (I)(L)	1,385	6,662
Momenta Pharmaceuticals, Inc. (I)	1,265	21,404
Myriad Genetics, Inc. (I)(L)	16,230	321,841
Nabi Biopharmaceuticals (I)	871	1,637
Neurocrine Biosciences, Inc. (I)	1,447	8,885
Novavax, Inc. (I)	1,465	2,703
NPS Pharmaceuticals, Inc. (I)	2,517	18,777
Onyx Pharmaceuticals, Inc. (I)	11,685	397,641
Opko Health, Inc. (I)	4,172	17,439
Orexigen Therapeutics, Inc. (I)	906	1,287
Osiris Therapeutics, Inc. (I)	480	2,568
Pharmasset, Inc. (I)	544	71,438
Progenics Pharmaceuticals, Inc. (I)(L)	598	3,720
PROLOR Biotech, Inc. (I)	1,018	4,744
Protalix BioTherapeutics, Inc. (I)	1,503	7,139
Rigel Pharmaceuticals, Inc. (I)	2,009	15,831
Sangamo Biosciences, Inc. (I)(L)	1,455	7,872
Savient Pharmaceuticals, Inc. (I)	1,349	5,801
Seattle Genetics, Inc. (I)(L)	18,571	322,950
SIGA Technologies, Inc. (I)	721	4,139
Spectrum Pharmaceuticals, Inc. (I)	1,523	13,022
SuperGen, Inc. (I)	85,030	182,815
Targacept, Inc. (I)	815	13,268
Theravance, Inc. (I)	2,077	39,463
United Therapeutics Corp. (I)	17,840	769,796
ZIOPHARM Oncology, Inc. (I)(L)	1,597	9,151

		3,831,279
Health Care Equipment & Supplies - 6.52%
Abaxis, Inc. (I)	660	16,414
ABIOMED, Inc. (I)	943	11,731
Accuray, Inc. (I)	1,879	9,282
Align Technology, Inc. (I)	1,822	34,800
Alimera Sciences, Inc. (I)	228	1,632
Arthrocare Corp. (I)	10,708	347,260
Atrion Corp.	767	164,828
Cantel Medical Corp.	425	10,595
Conceptus, Inc. (I)	865	9,169
CONMED Corp. (I)	45,130	1,058,299
CryoLife, Inc. (I)	771	3,940
Cyberonics, Inc. (I)	747	21,073
DexCom, Inc. (I)	1,965	23,639
Endologix, Inc. (I)	1,161	11,053
Exactech, Inc. (I)	227	3,364
Greatbatch, Inc. (I)	239	5,342
Haemonetics Corp. (I)	3,948	246,789
HeartWare International, Inc. (I)	285	17,901
Hill-Rom Holdings, Inc.	647	19,604

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
ICU Medical, Inc. (I)	6,708	$276,370
Insulet Corp. (I)	1,278	22,339
Integra LifeSciences Holdings Corp. (I)	7,700	307,076
Invacare Corp.	8,020	201,462
Kensey Nash Corp. (I)	83	2,279
MAKO Surgical Corp. (I)(L)	839	30,120
Masimo Corp. (L)	11,450	282,472
Meridian Bioscience, Inc.	420	7,770
Merit Medical Systems, Inc. (I)	20,846	303,309
Natus Medical, Inc. (I)	847	8,877
Neogen Corp. (I)	643	22,325
Neoprobe Corp. (I)(L)	2,325	7,835
NuVasive, Inc. (I)	1,161	28,131
NxStage Medical, Inc. (I)	1,271	23,374
OraSure Technologies, Inc. (I)	1,286	9,426
Orthofix International NV (I)	529	19,391
Palomar Medical Technologies, Inc. (I)	342	2,753
Quidel Corp. (I)	874	13,355
RTI Biologics, Inc. (I)	992	3,333
Sirona Dental Systems, Inc. (I)	1,643	76,662
SonoSite, Inc. (I)	404	11,781
Stereotaxis, Inc. (I)(L)	1,355	1,762
SurModics, Inc. (I)	170	1,812
Symmetry Medical, Inc. (I)	1,053	8,771
Synovis Life Technologies, Inc. (I)	13,693	233,466
The Cooper Companies, Inc. (L)	25,830	1,944,224
Thoratec Corp. (I)	34,435	1,179,743
Unilife Corp. (I)(L)	1,149	5,354
Volcano Corp. (I)	1,526	45,704
West Pharmaceutical Services, Inc.	980	39,318
Zoll Medical Corp. (I)	641	28,640

		7,165,949
Health Care Providers & Services - 1.57%
Accretive Health, Inc. (I)	985	26,437
Air Methods Corp. (I)	333	22,161
Alliance HealthCare Services, Inc. (I)	453	720
Almost Family, Inc. (I)	246	4,863
AMERIGROUP Corp. (I)	1,450	71,732
AMN Healthcare Services, Inc. (I)	916	5,047
Bio-Reference Labs, Inc. (I)(L)	14,248	288,380
Brookdale Senior Living, Inc. (I)	3,007	48,443
Catalyst Health Solutions, Inc. (I)	1,311	70,427
Centene Corp. (I)	512	16,328
Chemed Corp.	623	36,165
Corvel Corp. (I)	204	9,306
Emeritus Corp. (I)	843	14,744
Hanger Orthopedic Group, Inc. (I)	882	16,564
Healthsouth Corp. (I)	2,786	59,593
Healthspring, Inc. (I)	7,635	298,070
HMS Holdings Corp. (I)	2,482	65,103
IPC The Hospitalist Co, Inc. (I)	6,566	263,297
Landauer, Inc.	96	4,950
LHC Group, Inc. (I)	465	9,291
Molina Healthcare, Inc. (I)	799	15,365
MWI Veterinary Supply, Inc. (I)	348	25,752
PSS World Medical, Inc. (I)(L)	1,621	38,223
Sunrise Senior Living, Inc. (I)(L)	1,512	11,219
Team Health Holdings, Inc. (I)	851	15,905
Tenet Healthcare Corp. (I)	14,331	75,668
The Ensign Group, Inc.	7,183	167,579
Universal American Corp.	349	3,836
VCA Antech, Inc. (I)(L)	2,400	44,424

		1,729,592

The accompanying notes are an integral part of the financial statements.
268

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Technology - 0.78%
athenahealth, Inc. (I)	970	$56,260
Computer Programs & Systems, Inc.	3,380	239,372
Emdeon, Inc., Class A (I)	932	17,447
HealthStream, Inc. (I)	3,207	39,799
MedAssets, Inc. (I)	1,371	15,671
Medidata Solutions, Inc. (I)	10,624	175,296
Merge Healthcare, Inc. (I)	41,327	244,656
Omnicell, Inc. (I)	966	15,108
Quality Systems, Inc.	598	55,028

		858,637
Life Sciences Tools & Services - 1.55%
Bruker Corp. (I)	24,231	344,807
Enzo Biochem, Inc. (I)	1,006	2,938
eResearch Technology, Inc. (I)	1,437	7,487
ICON PLC, ADR (I)	6,859	146,165
Illumina, Inc. (I)(L)	15,540	809,634
Luminex Corp. (I)	1,109	25,540
Pacific Biosciences of California, Inc. (I)(L)	1,016	7,193
Parexel International Corp. (I)	13,210	269,220
Sequenom, Inc. (I)	2,896	17,752
Techne Corp.	1,033	74,862

		1,705,598
Pharmaceuticals - 3.17%
Akorn, Inc. (I)	33,073	265,907
Auxilium Pharmaceuticals, Inc. (I)(L)	1,398	23,780
AVANIR Pharmaceuticals, Class A (I)	3,269	9,284
Cadence Pharmaceuticals, Inc. (I)(L)	1,020	6,671
Cardiome Pharma Corp. (I)	29,540	113,434
Depomed, Inc. (I)	27,253	169,514
Durect Corp. (I)	2,164	3,614
Forest Laboratories, Inc., CVR (I)	446	424
Hi-Tech Pharmacal Company, Inc. (I)	4,028	112,824
Impax Laboratories, Inc. (I)	19,435	382,286
Jazz Pharmaceuticals, Inc. (I)	8,627	370,012
MAP Pharmaceuticals, Inc. (I)	574	8,036
Medicis Pharmaceutical Corp., Class A	1,807	70,292
Nektar Therapeutics (I)	34,438	197,158
Obagi Medical Products, Inc. (I)	541	5,643
Optimer Pharmaceuticals, Inc. (I)(L)	838	8,338
Pain Therapeutics, Inc. (I)	695	3,301
Par Pharmaceutical Companies, Inc. (I)	1,060	31,514
Pozen, Inc. (I)	745	2,108
Questcor Pharmaceuticals, Inc. (I)	1,715	51,536
Salix Pharmaceuticals, Ltd. (I)	10,430	317,594
Sucampo Pharmaceuticals, Inc. (I)	179	578
The Medicines Company (I)	1,577	22,993
Viropharma, Inc. (I)	2,224	44,057
Vivus, Inc. (I)(L)	1,559	13,002
Watson Pharmaceuticals, Inc. (I)	18,600	1,248,432
XenoPort, Inc. (I)	593	4,335

		3,486,667

		18,777,722
Industrials - 19.48%
Aerospace & Defense - 2.94%
AAR Corp.	756	17,834
Aerovironment, Inc. (I)	511	14,645
American Science & Engineering, Inc.	266	17,939
BE Aerospace, Inc. (I)	45,380	1,580,585
Ceradyne, Inc. (I)	5,940	186,278
Cubic Corp.	470	19,707
DigitalGlobe, Inc. (I)	13,099	296,823
Esterline Technologies Corp. (I)	2,938	221,202

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
GenCorp, Inc. (I)	1,302	$5,794
GeoEye, Inc. (I)	583	21,087
HEICO Corp.	317	17,283
HEICO Corp., Class A	694	26,837
Hexcel Corp. (I)	14,873	341,633
National Presto Industries, Inc.	70	6,790
Orbital Sciences Corp., Class A (I)	1,708	26,713
Taser International, Inc. (I)	1,775	7,899
Teledyne Technologies, Inc. (I)	511	27,895
The Keyw Holding Corp. (I)	379	4,487
TransDigm Group, Inc. (I)	1,390	127,685
Triumph Group, Inc.	4,990	261,376

		3,230,492
Air Freight & Logistics - 2.42%
Atlas Air Worldwide Holdings, Inc. (I)	5,913	290,210
Forward Air Corp.	860	24,433
HUB Group, Inc., Class A (I)	47,941	1,509,662
Pacer International, Inc. (I)	1,023	4,624
UTI Worldwide, Inc.	61,613	834,548

		2,663,477
Airlines - 0.04%
Allegiant Travel Company (I)	445	20,893
AMR Corp. (I)(L)	6,349	22,983

		43,876
Building Products - 0.34%
AAON, Inc. (L)	545	9,543
Ameresco, Inc., Class A (I)	424	4,723
AO Smith Corp.	8,317	326,775
Simpson Manufacturing Company, Inc.	411	11,685
Trex Company, Inc. (I)	385	7,022
USG Corp. (I)(L)	1,055	9,917

		369,665
Commercial Services & Supplies - 0.87%
ACCO Brands Corp. (I)	563	3,840
American Reprographics Company (I)	1,005	3,930
APAC Customer Services, Inc. (I)	825	6,971
Cenveo, Inc. (I)	1,654	7,311
Clean Harbors, Inc. (I)	1,395	75,149
Consolidated Graphics, Inc. (I)	5,020	193,672
Corrections Corp. of America (I)	3,141	71,269
EnerNOC, Inc. (I)(L)	576	7,229
Fuel Tech, Inc. (I)	532	3,165
Healthcare Services Group, Inc.	1,843	28,898
Herman Miller, Inc.	1,590	31,593
Higher One Holdings, Inc. (I)	908	14,528
InnerWorkings, Inc. (I)(L)	870	6,595
Interface, Inc., Class A	854	12,878
KAR Auction Services, Inc. (I)	1,192	17,487
Knoll, Inc.	1,400	22,148
M&F Worldwide Corp. (I)	119	2,606
Mobile Mini, Inc. (I)	1,119	21,317
Progressive Waste Solutions Ltd.	4,897	109,497
Rollins, Inc.	1,730	36,174
Standard Parking Corp. (I)	460	7,484
Steelcase, Inc., Class A	7,042	58,308
Sykes Enterprises, Inc. (I)	1,235	19,328
Team, Inc. (I)	269	6,709
Tetra Tech, Inc. (I)	1,825	36,336
United Stationers, Inc.	1,289	40,655
Viad Corp.	296	6,089
Waste Connections, Inc.	3,159	109,270

		960,436

The accompanying notes are an integral part of the financial statements.
269

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering - 2.60%
Chicago Bridge & Iron Company NV	31,760	$1,135,420
Furmanite Corp. (I)	1,023	6,240
Great Lakes Dredge & Dock Corp.	572	2,797
Insituform Technologies, Inc., Class A (I)	1,154	19,076
MasTec, Inc. (I)	67,697	1,502,873
MYR Group, Inc. (I)	9,065	189,096
Pike Electric Corp. (I)	541	4,566

		2,860,068
Electrical Equipment - 3.00%
A123 Systems, Inc. (I)(L)	2,765	13,217
Acuity Brands, Inc.	633	29,143
American Superconductor Corp. (I)	917	6,300
AZZ, Inc.	128	6,058
Belden, Inc.	41,590	1,268,911
Broadwind Energy, Inc. (I)	2,195	1,558
Capstone Turbine Corp. (I)	7,206	8,647
Cooper Industries PLC	17,670	837,205
Ener1, Inc. (I)	2,157	837
EnerSys (I)	10,437	234,519
Franklin Electric Company, Inc.	578	24,802
Fushi Copperweld, Inc. (I)(L)	20,444	140,246
General Cable Corp. (I)	7,059	212,829
Global Power Equipment Group, Inc. (I)	467	11,376
GrafTech International, Ltd. (I)	6,683	104,923
II-VI, Inc. (I)	10,235	202,192
Polypore International, Inc. (I)	1,009	62,225
Powell Industries, Inc. (I)	275	10,291
Thomas & Betts Corp. (I)	1,458	63,685
Vicor Corp.	614	6,932
Woodward, Inc.	1,712	55,503

		3,301,399
Industrial Conglomerates - 0.06%
Raven Industries, Inc.	502	27,274
Seaboard Corp. (I)	11	25,399
Standex International Corp.	366	10,651
Tredegar Industries, Inc.	229	3,833

		67,157
Machinery - 4.12%
3D Systems Corp. (I)	1,238	22,494
Actuant Corp., Class A	13,257	266,201
Albany International Corp., Class A	286	6,218
Altra Holdings, Inc. (I)	787	12,214
American Railcar Industries, Inc. (I)	156	2,856
Astec Industries, Inc. (I)	564	19,520
Badger Meter, Inc.	419	14,678
Barnes Group, Inc.	677	15,585
Blount International, Inc. (I)	1,424	22,385
Chart Industries, Inc. (I)	7,410	350,419
CLARCOR, Inc.	911	42,398
Colfax Corp. (I)	699	17,531
Commercial Vehicle Group, Inc. (I)	758	5,450
Dynamic Materials Corp.	390	7,886
Energy Recovery, Inc. (I)	1,076	2,755
EnPro Industries, Inc. (I)	7,909	307,027
ESCO Technologies, Inc.	778	24,017
FreightCar America, Inc. (I)	122	2,234
Gardner Denver, Inc.	1,529	120,470
Graco, Inc.	1,775	70,077
Greenbrier Companies, Inc. (I)	346	6,013
IDEX Corp.	2,426	90,199
John Bean Technologies Corp.	838	13,240
Kadant, Inc. (I)	357	8,318
Kennametal, Inc.	7,090	261,337

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
LB Foster Co.	300	$7,350
Lindsay Corp. (L)	367	22,827
Meritor, Inc. (I)(L)	81,663	690,052
Middleby Corp. (I)	521	41,974
Navistar International Corp. (I)	21,090	873,126
Nordson Corp. (L)	1,699	74,586
Oshkosh Corp. (I)	1,728	34,076
RBC Bearings, Inc. (I)	642	22,438
Robbins & Myers, Inc.	6,596	316,938
Sauer-Danfoss, Inc. (I)	354	15,303
Sun Hydraulics, Inc.	598	17,605
Tennant Company	503	22,112
The Gorman-Rupp Company	553	16,148
The Manitowoc Company, Inc.	1,828	20,309
The Toro Company	909	49,604
Titan International, Inc. (L)	1,169	25,134
TriMas Corp. (I)	13,592	262,733
Valmont Industries, Inc.	328	30,350
Wabash National Corp. (I)(L)	27,275	155,195
WABCO Holdings, Inc. (I)	691	32,235
Wabtec Corp.	1,413	86,038

		4,527,655
Marine - 0.07%
Kirby Corp. (I)	1,415	77,882
Professional Services - 1.29%
Acacia Research (I)	1,252	54,712
CBIZ, Inc. (I)	624	4,249
CoStar Group, Inc. (I)	724	37,054
Exponent, Inc. (I)	411	17,369
FTI Consulting, Inc. (I)(L)	8,858	322,254
Hill International, Inc. (I)	473	2,587
Huron Consulting Group, Inc. (I)	9,434	299,907
ICF International, Inc. (I)	576	13,058
Insperity, Inc.	699	17,405
Kforce, Inc. (I)	1,070	11,107
Korn/Ferry International (I)	10,007	162,714
Mistras Group, Inc. (I)	438	8,848
Pendrell Corp. (I)	4,101	9,186
Resources Connection, Inc.	1,349	14,111
School Specialty, Inc. (I)	470	4,470
The Advisory Board Company (I)	464	28,852
The Corporate Executive Board Company	1,010	33,249
The Dolan Company (I)	16,805	142,338
TrueBlue, Inc. (I)	16,304	229,071

		1,412,541
Road & Rail - 0.85%
Avis Budget Group, Inc. (I)(L)	3,073	40,410
Celadon Group, Inc.	625	7,325
Dollar Thrifty Automotive Group, Inc. (I)	847	56,198
Genesee & Wyoming, Inc., Class A (I)	1,164	60,458
Heartland Express, Inc.	1,594	24,229
Knight Transportation, Inc.	1,838	27,846
Landstar System, Inc.	5,522	223,586
Marten Transport, Ltd.	8,617	158,380
Old Dominion Freight Line, Inc. (I)	9,881	317,378
Patriot Transportation Holding, Inc. (I)	106	2,382
RailAmerica, Inc. (I)	447	6,102
Saia, Inc. (I)	442	5,291
Universal Truckload Services, Inc.	65	995

		930,580
Trading Companies & Distributors - 0.88%
Applied Industrial Technologies, Inc.	8,833	270,466

The accompanying notes are an integral part of the financial statements.
270

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Beacon Roofing Supply, Inc. (I)	14,992	$278,252
CAI International, Inc. (I)	339	5,129
DXP Enterprises, Inc. (I)	5,036	121,317
H&E Equipment Services, Inc. (I)	821	8,399
Houston Wire & Cable Company (L)	321	4,709
Kaman Corp., Class A	227	7,752
RSC Holdings, Inc. (I)	1,670	13,293
Rush Enterprises, Inc., Class A (I)	10,223	188,103
Rush Enterprises, Inc., Class B (I)	204	3,156
Titan Machinery, Inc. (I)	484	12,831
United Rentals, Inc. (I)	1,830	30,524
Watsco, Inc.	484	28,871

		972,802

		21,418,030
Information Technology - 22.42%
Communications Equipment - 1.34%
ADTRAN, Inc.	1,796	55,784
Anaren, Inc. (I)	147	2,915
Aruba Networks, Inc. (I)(L)	2,279	48,611
BigBand Networks, Inc. (I)	531	759
Blue Coat Systems, Inc. (I)	1,274	18,702
Calix, Inc. (I)	662	9,784
Ciena Corp. (I)	2,781	34,039
DG FastChannel, Inc. (I)	722	15,812
Digi International, Inc. (I)	738	9,277
Extreme Networks, Inc. (I)	844	2,338
Finisar Corp. (I)(L)	14,521	268,058
Harmonic, Inc. (I)	3,360	15,994
Infinera Corp. (I)(L)	2,907	21,846
InterDigital, Inc. (L)	5,158	363,123
Ixia (I)	1,106	9,501
JDS Uniphase Corp. (I)	6,644	86,173
Loral Space & Communications, Inc. (I)	279	15,789
Meru Networks, Inc. (I)	305	2,788
Netgear, Inc. (I)	7,823	217,558
Oclaro, Inc. (I)	1,463	6,218
Plantronics, Inc.	2,758	88,394
Powerwave Technologies, Inc. (I)	4,947	8,707
RADWARE, Ltd., ADR (I)	4,490	119,254
Seachange International, Inc. (I)	740	5,816
ShoreTel, Inc. (I)	897	6,261
Sonus Networks, Inc. (I)(L)	6,074	15,732
Sycamore Networks, Inc.	314	5,398
Viasat, Inc. (I)	579	20,555

		1,475,186
Computers & Peripherals - 0.32%
Avid Technology, Inc. (I)	391	3,847
Cray, Inc. (I)	949	5,376
Intermec, Inc. (I)	1,304	9,610
Novatel Wireless, Inc. (I)	927	3,105
OCZ Technology Group, Inc. (I)(L)	35,780	202,873
QLogic Corp. (I)	3,067	42,846
Quantum Corp. (I)	6,273	12,232
Silicon Graphics International Corp. (I)	531	8,459
STEC, Inc. (I)(L)	1,274	12,097
Stratasys, Inc. (I)(L)	588	13,606
Super Micro Computer, Inc. (I)	798	10,945
Synaptics, Inc. (I)	1,003	24,503

		349,499
Electronic Equipment, Instruments & Components - 3.39%
Anixter International, Inc.	860	50,749
Brightpoint, Inc. (I)	83,590	796,613

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Checkpoint Systems, Inc. (I)	1,168	$17,789
Cognex Corp.	574	18,368
Daktronics, Inc.	1,032	9,948
DTS, Inc. (I)	509	15,636
Echelon Corp. (I)	919	7,674
Fabrinet (I)	550	9,070
FARO Technologies, Inc. (I)	478	18,150
FEI Company (I)	1,130	36,149
Insight Enterprises, Inc. (I)	67,084	1,262,521
IPG Photonics Corp. (I)	830	48,123
Itron, Inc. (I)	1,187	47,266
Littelfuse, Inc.	2,576	119,501
Maxwell Technologies, Inc. (I)	9,409	163,058
Measurement Specialties, Inc. (I)	416	12,992
Mercury Computer Systems, Inc. (I)	883	12,283
Multi-Fineline Electronix, Inc. (I)	281	5,347
National Instruments Corp.	2,787	70,873
Newport Corp. (I)	10,925	141,370
OSI Systems, Inc. (I)	6,929	269,538
Power-One, Inc. (I)(L)	37,742	285,330
Pulse Electronics Corp.	404	1,357
Rofin-Sinar Technologies, Inc. (I)	8,640	199,498
Rogers Corp. (I)	163	8,129
Scansource, Inc. (I)	788	24,389
TTM Technologies, Inc. (I)	1,006	11,237
Universal Display Corp. (I)(L)	1,195	58,639
Viasystems Group, Inc. (I)	96	1,808

		3,723,405
Internet Software & Services - 4.08%
Ancestry.com, Inc. (I)(L)	855	30,532
comScore, Inc. (I)	747	11,915
Constant Contact, Inc. (I)	819	15,667
DealerTrack Holdings, Inc. (I)	10,378	194,276
Dice Holdings, Inc. (I)	1,366	13,783
Digital River, Inc. (I)	27,851	560,362
Envestnet, Inc. (I)	459	5,425
Equinix, Inc. (I)	14,690	1,381,448
Internap Network Services Corp. (I)	1,448	7,501
IntraLinks Holdings, Inc. (I)	1,106	10,363
j2 Global Communications, Inc.	1,344	42,941
Keynote Systems, Inc.	6,721	161,506
Limelight Networks, Inc. (I)(L)	1,935	4,857
Liquidity Services, Inc. (I)	531	12,744
LivePerson, Inc. (I)	29,589	347,671
LogMeIn, Inc. (I)	526	16,438
LoopNet, Inc. (I)	809	14,206
Mediamind Technologies Inc. (I)	323	7,106
MercadoLibre, Inc.	840	56,599
Monster Worldwide, Inc. (I)	3,596	33,946
Move, Inc. (I)	3,019	5,434
NIC, Inc.	15,459	179,634
Open Text Corp. (I)	3,822	225,498
OpenTable, Inc. (I)	482	29,397
Perficient, Inc. (I)	847	7,454
QuinStreet, Inc. (I)	753	9,081
RightNow Technologies, Inc. (I)	726	23,806
Travelzoo, Inc. (I)	169	6,174
ValueClick, Inc. (I)	25,756	394,067
VistaPrint NV (I)	11,929	351,070
Vocus, Inc. (I)	556	11,971
WebMD Health Corp. (I)	1,643	58,064
XO Group, Inc. (I)	786	7,105

The accompanying notes are an integral part of the financial statements.
271

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Zix Corp. (I)	72,930	$247,962

		4,486,003
IT Services - 3.68%
Acxiom Corp. (I)	2,375	26,054
Alliance Data Systems Corp. (I)(L)	14,690	1,372,193
Cardtronics, Inc. (I)	1,072	26,543
Cass Information Systems, Inc.	234	8,466
Ciber, Inc. (I)	1,284	4,212
CSG Systems International, Inc. (I)	4,102	54,803
DST Systems, Inc.	542	25,431
Echo Global Logistics, Inc. (I)	322	4,508
Euronet Worldwide, Inc. (I)	1,347	21,916
ExlService Holdings, Inc. (I)	478	12,404
Forrester Research, Inc.	463	15,603
Gartner, Inc. (I)	2,562	91,258
Heartland Payment Systems, Inc.	1,125	24,199
iGate Corp. (I)	906	10,165
Jack Henry & Associates, Inc.	2,398	70,118
Lender Processing Services, Inc.	885	15,611
ManTech International Corp., Class A	684	25,643
MAXIMUS, Inc.	1,016	37,582
NCI, Inc. (I)	223	3,646
NeuStar, Inc., Class A (I)	13,418	335,450
Sapient Corp.	3,230	34,658
Syntel, Inc.	489	22,377
TeleTech Holdings, Inc. (I)	13,970	247,828
TNS, Inc. (I)	485	8,226
Unisys Corp. (I)	1,134	19,947
VeriFone Systems, Inc. (I)	34,990	1,232,348
Virtusa Corp. (I)	484	7,633
Wright Express Corp. (I)	6,819	287,353

		4,046,175
Office Electronics - 0.05%
Zebra Technologies Corp., Class A (I)	1,599	57,452
Semiconductors & Semiconductor Equipment - 4.18%
Anadigics, Inc. (I)	1,939	5,371
Applied Micro Circuits Corp. (I)	1,855	10,555
Cabot Microelectronics Corp. (I)	688	27,355
Cavium Inc. (I)	1,347	43,360
Ceva, Inc. (I)	674	17,928
Cirrus Logic, Inc. (I)	1,842	27,962
Cymer, Inc. (I)	11,079	448,256
Cypress Semiconductor Corp. (I)	1,635	25,898
Diodes, Inc. (I)	1,060	21,221
Energy Conversion Devices, Inc. (I)	780	585
Entegris, Inc. (I)	19,692	148,084
Entropic Communications, Inc. (I)	2,250	10,103
EZchip Semiconductor, Ltd. (I)	9,160	294,494
Fairchild Semiconductor International, Inc. (I)	48,370	641,386
FormFactor, Inc. (I)	520	4,103
GT Advanced Technologies Inc. (I)	3,685	44,994
Hittite Microwave Corp. (I)	826	44,868
Integrated Device Technology, Inc. (I)	2,169	12,277
IXYS Corp. (I)	732	8,784
Kopin Corp. (I)	1,806	6,827
Lattice Semiconductor Corp. (I)	35,097	197,596
Maxlinear, Inc., Class A (I)	493	2,835
Mellanox Technologies, Ltd. (I)	8,162	240,371
Micrel, Inc.	1,543	15,600
Microsemi Corp. (I)	2,529	39,275
MIPS Technologies, Inc. (I)	1,531	8,574
Monolithic Power Systems, Inc. (I)	76,473	965,854
Netlogic Microsystems, Inc. (I)	1,800	54,036

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Nova Measuring Instruments, Ltd. (I)	12,630	$86,137
NVE Corp. (I)(L)	3,101	204,852
O2Micro International, Ltd., ADR (I)	9,364	43,355
Omnivision Technologies, Inc. (I)	5,274	97,042
Pericom Semiconductor Corp. (I)	243	1,891
PMC-Sierra, Inc. (I)	2,391	14,561
Power Integrations, Inc.	842	27,062
Rambus, Inc. (I)	2,834	32,903
Rubicon Technology, Inc. (I)	538	6,932
Semtech Corp. (I)	1,241	26,471
Sigma Designs, Inc. (I)	437	3,522
Silicon Image, Inc. (I)	1,183	6,305
Silicon Laboratories, Inc. (I)	1,238	42,798
Standard Microsystems Corp. (I)	670	14,083
SunPower Corp., Class A (I)	433	6,105
SunPower Corp., Class B (I)	254	3,010
Teradyne, Inc. (I)(L)	5,428	65,679
Tessera Technologies, Inc. (I)	1,495	21,050
TriQuint Semiconductor, Inc. (I)	38,287	290,215
Ultratech, Inc. (I)	736	15,029
Varian Semiconductor
Equipment Associates, Inc. (I)	2,208	135,317
Veeco Instruments, Inc. (I)(L)	1,190	43,268
Volterra Semiconductor Corp. (I)	1,783	36,106
Zoran Corp. (I)	683	5,532

		4,597,777
Software - 5.38%
Accelrys, Inc. (I)	1,631	10,602
ACI Worldwide, Inc. (I)	10,961	327,844
Actuate Corp. (I)	1,212	7,720
Advent Software, Inc. (I)	997	23,120
Ariba, Inc. (I)	2,827	76,697
Aspen Technology, Inc. (I)	1,309	21,978
Blackbaud, Inc.	1,303	32,627
Blackboard, Inc. (I)	1,027	43,350
Bottomline Technologies, Inc. (I)	996	22,878
BroadSoft, Inc. (I)(L)	10,993	332,538
Cadence Design Systems, Inc. (I)	7,865	72,673
Clicksoftware Technologies, Ltd.	28,991	254,541
CommVault Systems, Inc. (I)	7,785	263,989
Compuware Corp. (I)	2,243	18,976
Concur Technologies, Inc. (I)	1,342	56,122
Deltek, Inc. (I)	302	1,993
DemandTec, Inc. (I)	945	6,218
Ebix, Inc. (I)(L)	1,156	18,935
EPIQ Systems, Inc.	928	11,619
Fortinet, Inc. (I)	2,645	50,599
Interactive Intelligence Group (I)	10,562	341,364
Kenexa Corp. (I)	735	15,472
Manhattan Associates, Inc. (I)	636	22,699
MICROS Systems, Inc. (I)	2,374	113,145
MicroStrategy, Inc., Class A (I)	235	28,877
Monotype Imaging Holdings, Inc. (I)	11,620	136,070
Motricity, Inc. (I)(L)	679	1,582
Netscout Systems, Inc. (I)	10,250	141,450
NetSuite, Inc. (I)	677	21,766
NICE Systems, Ltd., ADR (I)	9,717	303,268
Opnet Technologies, Inc.	9,570	330,165
Parametric Technology Corp. (I)	3,487	62,766
Pegasystems, Inc.	492	19,882
Progress Software Corp. (I)	15,401	320,803
PROS Holdings, Inc. (I)	584	9,262
QLIK Technologies, Inc. (I)	2,124	53,907
Quest Software, Inc. (I)	1,835	31,617

The accompanying notes are an integral part of the financial statements.
272

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
RealD, Inc. (I)	1,052	$14,781
RealPage, Inc. (I)	1,018	21,195
Renaissance Learning, Inc.	107	1,665
Rosetta Stone, Inc. (I)	336	4,519
Rovi Corp. (I)	25,890	1,265,762
S1 Corp. (I)	1,480	13,601
Smith Micro Software, Inc. (I)	922	1,743
SolarWinds, Inc. (I)	1,486	36,808
Solera Holdings, Inc.	2,068	121,288
Sourcefire, Inc. (I)	9,555	263,909
SS&C Technologies Holdings, Inc. (I)	998	16,457
SuccessFactors, Inc. (I)(L)	2,082	48,636
Synchronoss Technologies, Inc. (I)	776	21,076
Taleo Corp. (I)	1,202	31,024
TeleCommunication Systems, Inc. (I)	1,496	5,670
TeleNav, Inc. (I)	246	2,276
TiVo, Inc. (I)	2,268	24,041
Tyler Technologies, Inc. (I)	796	20,083
Ultimate Software Group, Inc. (I)	6,328	320,134
VASCO Data Security International, Inc. (I)	882	6,271
Verint Systems, Inc. (I)	561	16,033
VirnetX Holding Corp. (I)(L)	1,018	21,877
Websense, Inc. (I)	1,170	24,067

		5,912,030

		24,647,527
Materials - 3.67%
Chemicals - 2.27%
Balchem Corp.	843	34,816
Calgon Carbon Corp. (I)(L)	1,652	26,135
Ferro Corp. (I)	2,272	19,017
FMC Corp.	9,160	695,519
Georgia Gulf Corp. (I)	348	7,374
Hawkins, Inc.	257	9,316
Innospec, Inc. (I)	622	16,825
Intrepid Potash, Inc. (I)(L)	4,971	170,108
Koppers Holdings, Inc.	603	20,038
Kraton Performance Polymers, Inc. (I)	9,835	235,745
Kronos Worldwide, Inc.	12,869	281,702
LSB Industries, Inc. (I)	518	20,694
NewMarket Corp.	2,244	376,274
Olin Corp.	816	16,271
Omnova Solutions, Inc. (I)	1,186	5,230
PolyOne Corp.	1,777	22,444
Rockwood Holdings, Inc. (I)	1,901	96,951
Sensient Technologies Corp.	7,329	266,409
Solutia, Inc. (I)	3,571	62,064
Stepan Company	83	6,279
STR Holdings, Inc. (I)(L)	848	9,616
W.R. Grace & Company (I)	2,150	84,753
Zoltek Companies, Inc. (I)(L)	856	7,533

		2,491,113
Construction Materials - 0.01%
Headwaters, Inc. (I)	890	1,914
Texas Industries, Inc. (L)	185	6,588
United States Lime & Minerals, Inc. (I)	66	2,794

		11,296
Containers & Packaging - 0.24%
Graham Packaging Company, Inc. (I)	673	17,141
Graphic Packaging Holding Company (I)	1,968	8,285
Silgan Holdings, Inc.	6,326	239,923

		265,349

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining - 0.86%
AK Steel Holding Corp. (L)	1,130	$10,159
Allied Nevada Gold Corp. (I)	2,481	103,036
General Moly, Inc. (I)(L)	1,725	6,848
Globe Specialty Metals, Inc.	1,762	29,514
Gold Resource Corp. (L)	932	21,967
Golden Minerals Company (I)	324	4,293
Haynes International, Inc.	178	10,329
Hecla Mining Company (I)	2,862	21,952
Materion Corp. (I)	574	16,474
Metals USA Holdings Corp. (I)	190	2,369
Paramount Gold and Silver Corp. (I)(L)	2,969	7,244
Royal Gold, Inc.	756	57,970
RTI International Metals, Inc. (I)	9,624	256,383
Schnitzer Steel Industries, Inc.	710	32,333
Stillwater Mining Company (I)	21,080	324,421
US Gold Corp. (I)(L)	3,474	21,504
Worthington Industries, Inc.	1,130	18,363

		945,159
Paper & Forest Products - 0.29%
Buckeye Technologies, Inc.	9,172	249,387
Clearwater Paper Corp. (I)	672	24,743
Deltic Timber Corp.	202	11,783
KapStone Paper and Packaging Corp. (I)	1,146	17,224
Mercer International, Inc. (I)	342	3,259
Schweitzer-Mauduit International, Inc.	180	10,796

		317,192

		4,030,109
Telecommunication Services - 4.03%
Diversified Telecommunication Services - 1.63%
AboveNet, Inc.	6,082	373,921
Alaska Communications
Systems Group, Inc. (L)	1,310	9,956
Atlantic Tele-Network, Inc.	146	4,847
Cbeyond, Inc. (I)	870	8,082
Cogent Communications Group, Inc. (I)	80,082	1,135,563
General Communication, Inc., Class A (I)	950	8,436
Global Crossing, Ltd. (I)	984	27,995
Iridium Communications, Inc. (I)(L)	396	2,926
Level 3 Communications, Inc. (I)(L)	49,886	89,795
Neutral Tandem, Inc. (I)	867	10,309
PAETEC Holding Corp. (I)	2,479	13,907
Premiere Global Services, Inc. (I)	945	7,900
TW Telecom, Inc. (I)	4,190	80,825
Vonage Holdings Corp. (I)	4,254	15,399

		1,789,861
Wireless Telecommunication Services - 2.40%
Leap Wireless International, Inc. (I)	922	8,335
NII Holdings, Inc. (I)	28,810	1,110,049
NTELOS Holdings Corp.	323	6,347
SBA Communications Corp., Class A (I)	39,960	1,510,088
Shenandoah Telecommunications Company	661	9,076

		2,643,895

		4,433,756
Utilities - 0.23%
Electric Utilities - 0.10%
ITC Holdings Corp.	1,494	113,036
Independent Power Producers & Energy Traders - 0.03%
Dynegy, Inc. (I)	993	4,369
GenOn Energy, Inc. (I)	7,904	24,028

		28,397

The accompanying notes are an integral part of the financial statements.
273

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multi-Utilities - 0.10%
Avista Corp.	4,370	$110,911

		252,344

TOTAL COMMON STOCKS (Cost $98,548,253)		$104,867,305

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc. Zero
Coupon 12/31/2015 (Z)	$200	$137

TOTAL CORPORATE BONDS (Cost $159)		$137

INVESTMENT COMPANIES - 0.99%
iShares Russell 2000 Growth Index Fund (L)	13,060	1,085,286

TOTAL INVESTMENT COMPANIES (Cost $969,021)		$1,085,286

SECURITIES LENDING COLLATERAL - 11.81%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	1,297,766	12,984,019

TOTAL SECURITIES LENDING
COLLATERAL (Cost $12,986,397)		$12,984,019

SHORT-TERM INVESTMENTS - 0.79%
Money Market Funds - 0.79%
State Street Institutional Liquid Reserves
Fund, 0.0984% (Y)	$862,871	$862,871

TOTAL SHORT-TERM INVESTMENTS (Cost $862,871)		$862,871

Total Investments (Smaller Company Growth Fund)
(Cost $113,366,701) - 108.99%		$119,799,618
Other assets and liabilities, net - (8.99%)		(9,877,981)

TOTAL NET ASSETS - 100.00%		$109,921,637

Spectrum Income Fund
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 22.16%
U.S. Government - 3.94%
Treasury Inflation Protected Securities
0.500%, 04/15/2015	$578,094	$607,043
1.750%, 01/15/2028	140,072	161,247
2.500%, 01/15/2029	99,880	127,285
3.000%, 07/15/2012	1,664,350	1,722,213
U.S. Treasury Bonds
2.625%, 04/30/2016	4,840,000	5,232,117
3.500%, 02/15/2039	1,115,000	1,096,184
3.875%, 08/15/2040	5,545,000	5,808,388
4.375%, 05/15/2041	1,170,000	1,335,625
4.500%, 08/15/2039	755,000	878,985
4.625%, 02/15/2040	2,365,000	2,806,959
6.000%, 02/15/2026	400,000	549,062
6.125%, 08/15/2029 (F)	935,000	1,324,778
6.750%, 08/15/2026	325,000	478,055
7.125%, 02/15/2023	115,000	168,565
7.250%, 08/15/2022	80,000	117,650
7.625%, 02/15/2025	415,000	645,066
U.S. Treasury Notes
1.000%, 07/15/2013	1,105,000	1,121,487
1.125%, 01/15/2012	680,000	682,709

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
1.250%, 03/15/2014	$2,655,000	$2,722,198
1.750%, 08/15/2012	1,580,000	1,604,256
2.250%, 05/31/2014	3,915,000	4,123,900
2.625%, 07/31/2014 to 08/15/2020	4,795,000	5,080,011
2.750%, 02/15/2019	300,000	323,438
U.S. Treasury Strips, PO 1.356%,
05/15/2021 *	540,000	425,764

		39,142,985
U.S. Government Agency - 18.22%
Federal Home Loan Bank
1.625%, 11/21/2012	865,000	879,146
Federal Home Loan Mortgage Corp.
0.875%, 10/28/2013	905,000	913,931
2.475%, 07/01/2035 (P)	30,200	31,730
2.476%, 07/01/2035 (P)	52,658	55,127
2.496%, 01/01/2036 (P)	83,460	87,756
2.507%, 02/01/2035 (P)	93,152	97,603
2.951%, 09/01/2032 (P)	3,140	3,272
4.000%, 09/01/2040 to 02/15/2041	1,909,529	1,979,888
4.500%, 01/01/2019 to 02/01/2040	1,890,628	2,009,915
4.596%, 06/01/2038 (P)	87,082	91,682
4.679%, 07/01/2038 (P)	149,196	157,239
4.996%, 11/01/2035 (P)	15,554	16,433
5.000%, 10/01/2018 to 04/01/2040	2,423,063	2,613,210
5.058%, 03/01/2036 (P)	34,026	35,767
5.080%, 09/01/2035 (P)	62,320	66,003
5.139%, 02/01/2037 (P)	32,882	34,733
5.292%, 02/01/2037 (P)	86,026	90,449
5.348%, 04/01/2037 (P)	211,323	222,551
5.369%, 02/01/2038 (P)	205,639	218,182
5.378%, 05/01/2037 (P)	65,569	69,505
5.424%, 01/01/2036 (P)	6,248	6,609
5.500%, 03/01/2018 to 10/01/2038	3,425,454	3,737,075
5.724%, 02/01/2037 (P)	50,201	53,479
5.932%, 12/01/2036 (P)	218,577	237,976
5.974%, 10/01/2036 (P)	232,630	253,276
6.000%, 03/01/2014 to 12/01/2033	231,032	251,888
6.004%, 01/01/2037 (P)	15,252	15,918
6.033%, 11/01/2036 (P)	150,349	163,170
6.091%, 10/01/2036 (P)	220,863	240,465
6.250%, 08/01/2036 (P)	178,417	194,251
6.500%, 05/01/2017 to 11/01/2033	92,466	103,473
7.000%, 02/01/2024 to 06/01/2032	18,464	21,032
7.500%, 05/01/2024 to 06/01/2024	2,556	2,905
10.500%, 05/01/2019	128	150
Federal National Mortgage Association
1.000%, 09/23/2013	425,000	430,116
1.250%, 06/22/2012	1,655,000	1,668,220
1.859%, 10/01/2033 (P)	62,840	64,338
2.330%, 07/01/2035 (P)	43,332	45,152
2.396%, 07/01/2036 (P)	77,791	81,321
2.505%, 11/01/2035 (P)	93,231	97,976
2.517%, 08/01/2036 (P)	148,504	154,794
2.685%, 07/01/2027 (P)	928	953
3.500%, 01/01/2026	412,875	431,280
4.000%, 03/01/2025 to 07/01/2041	7,203,760	7,557,059
4.500%, 05/01/2019 to 08/01/2041	21,924,957	23,276,099
4.715%, 09/01/2035 (P)	252,544	266,843
4.804%, 05/01/2038 (P)	59,748	63,068
4.839%, 05/01/2038 (P)	225,446	238,237
4.840%, 04/01/2038 (P)	108,172	114,139
4.884%, 05/01/2038 (P)	221,663	234,096

The accompanying notes are an integral part of the financial statements.
274

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
4.905%, 08/01/2038 (P)		$114,079	$120,348
5.000%, 03/01/2018 to 07/01/2041		14,266,443	15,408,321
5.243%, 12/01/2035 (P)		16,596	17,502
5.273%, 12/01/2035 (P)		11,626	12,269
5.383%, 06/01/2037 (P)		78,139	83,413
5.430%, 09/01/2037 (P)		57,706	61,270
5.433%, 12/01/2035 (P)		17,158	18,051
5.459%, 12/01/2035 (P)		27,210	28,648
5.471%, 01/01/2019 (P)		722	768
5.484%, 01/01/2037 (P)		88,729	93,264
5.500%, 07/01/2013 to 09/01/2040		14,861,702	16,284,806
5.737%, 08/01/2037 (P)		85,980	91,588
5.892%, 12/01/2036 (P)		125,483	131,493
5.988%, 09/01/2036 (P)		108,501	117,943
6.000%, 03/01/2021 to 09/01/2038		8,114,362	9,002,237
6.500%, 06/01/2013 to 04/01/2038		1,737,497	1,950,969
7.000%, 12/01/2029 to 04/01/2037		39,688	45,056
7.125%, 01/15/2030		365,000	531,968
Government National
Mortgage Association
3.500%, 01/15/2041		689,709	706,723
4.000%, 12/20/2040 to 07/15/2041		7,008,157	7,433,283
4.500%, 05/20/2039 to 06/20/2041		28,002,858	30,370,073
5.000%, 02/15/2018 to 09/15/2040		22,712,888	25,066,284
5.500%, 02/15/2029 to 12/20/2040		10,563,713	11,830,264
6.000%, 11/15/2012 to 12/15/2038		5,664,469	6,360,455
6.500%, 12/15/2014 to 12/20/2033		2,927,362	3,314,209
7.000%, 04/15/2017 to 10/20/2036		1,180,264	1,351,808
9.250%, 10/15/2016 to 12/15/2019		2,522	2,877
9.750%, 07/15/2017 to 02/15/2021		2,378	2,768
10.250%, 11/15/2020		1,998	2,434
11.750%, 08/15/2013		594	640
12.000%, 12/15/2012		37	38
12.250%, 03/15/2014 to 06/20/2015		413	461
12.750%, 12/20/2013 to 11/20/2014		505	569
Government National Mortgage
Association, IO
4.500%, 09/20/2037 to 11/20/2038		7,641,515	989,781

			181,112,061

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $210,619,258)			$220,255,046

FOREIGN GOVERNMENT
OBLIGATIONS - 13.16%
Argentina - 0.23%
City of Buenos Aires
12.500%, 04/06/2015 (S)		250,000	273,125
Republic of Argentina
2.500%, 12/31/2038		900,000	366,750
7.000%, 10/03/2015		1,135,000	1,103,788
8.280%, 12/31/2033		645,466	529,282

			2,272,945
Austria - 0.01%
Republic of Austria
6.250%, 07/15/2027	EUR	58,000	113,391
Belgium - 0.13%
Kingdom of Belgium
4.000%, 03/28/2018		158,000	232,221
4.250%, 09/28/2013 to 09/28/2021		324,000	479,396

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Belgium (continued)
Kingdom of Belgium (continued)
5.000%, 09/28/2012 to 03/28/2035	EUR	373,000	$567,411

			1,279,028
Bermuda - 0.01%
Government of Bermuda
5.603%, 07/20/2020 (S)		$100,000	112,250
Brazil - 1.33%
Federative Republic of Brazil
5.625%, 01/07/2041		1,410,000	1,572,150
6.000%, 05/15/2015 to 08/15/2020	BRL	4,016,000	5,390,723
7.125%, 01/20/2037		$1,260,000	1,672,651
10.000%, 01/01/2014 to 01/01/2021	BRL	4,794,000	2,912,539
12.500%, 01/05/2016		1,000,000	745,964
Federative Republic of Brazil, Series F
10.000%, 01/01/2012		1,455,000	922,704

			13,216,731
Canada - 0.51%
Canada Housing Trust
4.000%, 06/15/2012 (S)	CAD	190,000	198,471
Government of Canada
3.500%, 06/01/2013 to 06/01/2020		1,551,000	1,678,738
4.000%, 06/01/2017 to 06/01/2041		350,000	416,720
4.500%, 06/01/2015		910,000	1,033,765
5.000%, 06/01/2037		480,000	654,369
Province of British Columbia
3.700%, 12/18/2020		731,000	774,690
Province of Quebec
5.000%, 12/01/2038		261,000	305,322

			5,062,075
Chile - 0.01%
Republic of Chile
3.875%, 08/05/2020		$130,000	138,359
Congo - 0.01%
Republic of Congo (Brazzaville)
3.000%, 06/30/2029		109,250	76,475
Denmark - 0.08%
Kingdom of Denmark
5.000%, 11/15/2013	DKK	3,277,000	687,027
7.000%, 11/10/2024		364,000	103,542

			790,569
Dominican Republic - 0.03%
Government of Dominican Republic
7.500%, 05/06/2021		$200,000	204,600
9.040%, 01/23/2018		38,254	42,462

			247,062
Egypt - 0.04%
Arab Republic of Egypt
5.750%, 04/29/2020		300,000	302,625
8.750%, 07/18/2012	EGP	500,000	79,633

			382,258
Fiji - 0.02%
Republic of Fiji
9.000%, 03/15/2016		$200,000	205,481
France - 0.22%
Government of France
5.500%, 04/25/2029	EUR	386,000	694,831
5.750%, 10/25/2032		813,000	1,524,077

			2,218,908

The accompanying notes are an integral part of the financial statements.
275

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Gabon - 0.05%
Republic of Gabon
8.200%, 12/12/2017		$385,000	447,563
Germany - 1.45%
Federal Republic of Germany
2.500%, 01/04/2021	EUR	2,861,000	4,244,221
4.000%, 01/04/2037		1,020,000	1,689,118
4.500%, 01/04/2013		4,730,000	7,146,075
5.000%, 01/04/2012		911,000	1,328,361

			14,407,775
Grenada - 0.03%
Government of Grenada
2.500%, 09/15/2025 (P)		$430,000	266,600
Hungary - 0.04%
Republic of Hungary
6.500%, 06/24/2019	HUF	46,990,000	237,650
6.750%, 02/24/2017		22,240,000	116,033

			353,683
Iceland - 0.04%
Republic of Iceland
4.875%, 06/16/2016 (S)		$375,000	370,127
Indonesia - 0.28%
Republic of Indonesia
5.875%, 03/13/2020		179,000	206,298
6.625%, 02/17/2037		220,000	262,900
6.875%, 01/17/2018		300,000	357,000
7.750%, 01/17/2038		450,000	594,000
8.250%, 07/15/2021	IDR	3,614,000,000	465,760
11.000%, 09/15/2025		2,925,000,000	442,583
11.625%, 03/04/2019 (S)		$300,000	450,750

			2,779,291
Iraq - 0.11%
Republic of Iraq
5.800%, 01/15/2028		1,257,000	1,112,445
Ireland - 0.14%
Government of Ireland
5.000%, 04/18/2013	EUR	1,006,000	1,384,468
Italy - 0.41%
Republic of Italy
3.750%, 03/01/2021		653,000	858,396
4.250%, 08/01/2014		613,000	886,493
5.000%, 02/01/2012 to 09/01/2040		1,570,000	1,997,955
7.250%, 11/01/2026		198,000	316,821

			4,059,665
Ivory Coast - 0.01%
Republic of Ivory Coast
2.500%, 12/31/2032 (H)		$185,000	96,663
Jamaica - 0.11%
Government of Jamaica
8.000%, 06/24/2019		450,000	463,500
9.000%, 06/02/2015		215,000	230,050
10.625%, 06/20/2017		350,000	406,000

			1,099,550
Japan - 2.64%
Government of Japan
0.500%, 12/20/2015	JPY	191,800,000	2,527,204
0.600%, 09/20/2014		63,100,000	834,342
1.100%, 06/20/2021		117,050,000	1,539,861
1.300%, 03/20/2015 to 06/20/2020		309,100,000	4,188,039

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Japan (continued)
Government of Japan (continued)
1.400%, 09/20/2015 to 03/20/2018	JPY	180,300,000	$2,479,538
1.700%, 09/20/2016 to 03/20/2017		186,350,000	2,600,972
1.900%, 03/20/2025		81,700,000	1,128,571
2.000%, 12/20/2033		42,900,000	569,620
2.200%, 06/22/2020		266,050,000	3,879,052
2.300%, 06/20/2028 to 03/20/2040		460,450,000	6,512,428

			26,259,627
Lebanon - 0.05%
Republic of Lebanon
4.000%, 12/31/2017		$162,500	157,625
8.250%, 04/12/2021		100,000	117,000
9.000%, 03/20/2017		175,000	206,631

			481,256
Lithuania - 0.14%
Republic of Lithuania
5.125%, 09/14/2017		100,000	103,250
5.125%, 09/14/2017 (S)		100,000	103,067
6.750%, 01/15/2015		440,000	483,030
7.375%, 02/11/2020		615,000	713,400

			1,402,747
Malaysia - 0.23%
Government of Malaysia
3.700%, 05/15/2013	MYR	866,000	293,307
3.702%, 02/25/2013		805,000	272,458
4.012%, 09/15/2017		617,000	211,981
4.160%, 07/15/2021		538,000	187,795
4.232%, 06/30/2031		409,000	140,346
4.378%, 11/29/2019		2,362,000	833,101
4.392%, 04/15/2026		749,000	264,590
4.498%, 04/15/2030		350,000	124,416

			2,327,994
Mexico - 1.00%
Government of Mexico
5.125%, 01/15/2020		$300,000	336,750
5.625%, 01/15/2017		90,000	103,500
5.950%, 03/19/2019		1,174,000	1,388,255
6.050%, 01/11/2040		50,000	57,325
7.500%, 06/03/2027	MXN	6,700,000	583,693
8.000%, 12/07/2023		1,000,000	92,901
8.500%, 12/13/2018 to 11/18/2038		54,796,000	5,072,784
9.000%, 12/22/2011		5,000,000	410,631
10.000%, 12/05/2024 to 11/20/2036		18,439,000	1,932,724

			9,978,563
Netherlands - 0.08%
Kingdom of Netherlands
5.500%, 01/15/2028	EUR	277,000	520,495
MDC-GMTN B.V.
5.750%, 05/06/2014 (S)		$250,000	274,305

			794,800
Nigeria - 0.02%
Federal Republic of Nigeria
6.750%, 01/28/2021 (S)		200,000	211,500
Peru - 0.11%
Republic of Peru
5.625%, 11/18/2050		910,000	948,675
7.840%, 08/12/2020 (S)	PEN	304,000	128,812

			1,077,487

The accompanying notes are an integral part of the financial statements.
276

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Philippines - 0.18%
Republic of Philippines
6.375%, 01/15/2032 to 10/23/2034		$1,550,000	1,829,875
Poland - 0.17%
Republic of Poland
3.875%, 07/16/2015		170,000	176,630
5.000%, 10/24/2013	PLN	1,441,000	505,880
5.500%, 04/25/2015 to 10/25/2019		2,221,000	783,080
5.750%, 09/23/2022		587,000	205,531

			1,671,121
Russia - 0.83%
Government of Russia
7.500%, 03/31/2030		$6,741,810	8,065,227
7.850%, 03/10/2018 (S)	RUB	5,000,000	181,141

			8,246,368
Serbia - 0.07%
Republic of Serbia
6.750%, 11/01/2024		$702,000	702,000
South Africa - 0.17%
Republic of South Africa
5.500%, 03/09/2020		245,000	279,178
6.500%, 06/02/2014		135,000	151,605
6.750%, 03/31/2021	ZAR	2,923,000	388,022
8.000%, 12/21/2018		2,960,000	436,075
13.500%, 09/15/2015		2,467,000	438,970

			1,693,850
South Korea - 0.19%
Republic of Korea
4.250%, 06/10/2021	KRW	184,830,000	178,848
4.500%, 03/10/2015		1,116,900,000	1,077,258
5.000%, 06/10/2020		627,330,000	638,735

			1,894,841
Spain - 0.12%
Kingdom of Spain
4.100%, 07/30/2018	EUR	630,000	873,891
5.750%, 07/30/2032		232,000	327,019

			1,200,910
Sweden - 0.17%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	3,590,000	622,893
Svensk Exportkredit AB
3.625%, 05/27/2014	EUR	404,000	607,786
5.125%, 03/01/2017		$425,000	499,088

			1,729,767
Turkey - 0.69%
Republic of Turkey
5.625%, 03/30/2021		1,000,000	1,069,700
6.000%, 01/14/2041		315,000	313,425
6.750%, 05/30/2040		550,000	605,000
6.875%, 03/17/2036		360,000	402,301
7.000%, 03/11/2019 to 06/05/2020		2,318,000	2,680,820
7.375%, 02/05/2025		200,000	239,750
8.000%, 02/14/2034		437,000	548,435
10.000%, 06/17/2015	TRY	333,000	205,267
10.500%, 01/15/2020		1,230,000	789,395

			6,854,093
Ukraine - 0.13%
Republic of Ukraine
6.250%, 06/17/2016 (S)		$400,000	397,000

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Ukraine (continued)
Republic of Ukraine (continued)
6.580%, 11/21/2016		$325,000	$325,813
7.750%, 09/23/2020		210,000	217,350
7.750%, 09/23/2020 (S)		300,000	310,125

			1,250,288
United Kingdom - 0.49%
Government of United Kingdom
4.250%, 06/07/2032 to 09/07/2039	GBP	2,261,000	3,957,929
4.500%, 03/07/2013		551,000	947,380

			4,905,309
Venezuela - 0.27%
Republic of Venezuela
5.750%, 02/26/2016		$881,500	672,144
6.000%, 12/09/2020		145,000	87,000
7.000%, 03/31/2038		530,000	296,800
7.650%, 04/21/2025		1,600,000	972,000
12.750%, 08/23/2022		800,000	693,200

			2,721,144
Vietnam - 0.11%
Socialist Republic of Vietnam
6.750%, 01/29/2020		1,020,000	1,060,800

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $121,665,831)			$130,787,702

CORPORATE BONDS - 40.50%
Consumer Discretionary - 5.29%
Academy, Ltd. / Academy Finance Corp.
9.250%, 08/01/2019 (S)		700,000	668,500
ACE Hardware Corp.
9.125%, 06/01/2016 (S)		475,000	498,750
Advance Auto Parts, Inc.
5.750%, 05/01/2020		330,000	363,347
Affinia Group, Inc.
10.750%, 08/15/2016 (S)		90,000	97,200
Allison Transmission, Inc.
7.125%, 05/15/2019 (S)		225,000	208,688
AMC Entertainment, Inc.
8.750%, 06/01/2019		325,000	327,438
9.750%, 12/01/2020		325,000	313,625
American Honda Finance Corp.
6.250%, 07/16/2013	EUR	50,000	77,236
American Media, Inc.
11.500%, 12/15/2017 (S)		$88,000	84,700
Ameristar Casinos, Inc.
7.500%, 04/15/2021 (S)		450,000	448,875
Arcos Dorados BV
7.500%, 10/01/2019 (S)		68,000	74,344
Banque PSA Finance
3.625%, 04/29/2014	EUR	100,000	140,485
4.375%, 04/04/2016 (S)		$605,000	615,249
Beazer Homes USA, Inc.
9.125%, 06/15/2018 to 05/15/2019		750,000	519,219
BMW Finance NV
8.875%, 09/19/2013	EUR	90,000	146,362
Bresnan Broadband Holdings LLC
8.000%, 12/15/2018 (S)		$275,000	277,750
British Sky Broadcasting Group PLC
6.100%, 02/15/2018 (S)		155,000	174,857
9.500%, 11/15/2018 (S)		180,000	236,939
BSKYB Finance UK PLC
5.750%, 10/20/2017	GBP	65,000	117,156

The accompanying notes are an integral part of the financial statements.
277

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Cablevision Systems Corp.
8.000%, 04/15/2020		$225,000	235,688
8.625%, 09/15/2017		50,000	53,000
Caesars Entertainment Operating
Company, Inc.
11.250%, 06/01/2017		850,000	915,875
CCH II LLC/CCH II Capital Corp.
13.500%, 11/30/2016		150,000	173,250
CCO Holdings LLC/CCO
Holdings Capital Corp.
7.000%, 01/15/2019		300,000	301,500
7.250%, 10/30/2017		500,000	515,625
7.875%, 04/30/2018		500,000	520,000
Cedar Fair LP/Canada’s Wonderland
Company/Magnum Management Corp.
9.125%, 08/01/2018		300,000	316,500
Cequel Communications
Holdings I LLC/Cequel Capital Corp.
8.625%, 11/15/2017 (S)		750,000	780,000
Chrysler Group LLC/CG Company-
Issuer, Inc.
8.250%, 06/15/2021 (S)		575,000	497,375
Cinemark USA, Inc.
7.375%, 06/15/2021 (S)		100,000	96,750
8.625%, 06/15/2019		50,000	52,500
Cirsa Funding Luxembourg SA
8.750%, 05/15/2018 (S)	EUR	300,000	374,927
8.750%, 05/15/2018		90,000	112,478
CKE Restaurants, Inc.
11.375%, 07/15/2018		$375,000	398,906
Claire’s Stores, Inc.
8.875%, 03/15/2019		250,000	213,438
Claire’s Stores, Inc., PIK
9.625%, 06/01/2015		105,187	90,198
Clear Channel Communications, Inc.
7.250%, 10/15/2027		125,000	51,875
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016		625,000	415,625
Codere Finance Luxembourg SA
8.250%, 06/15/2015	EUR	80,000	106,876
8.250%, 06/15/2015 (S)		650,000	868,365
Comcast Corp.
6.400%, 03/01/2040		$30,000	33,980
6.950%, 08/15/2037		145,000	168,844
Conti-Gummi Finance BV
8.500%, 07/15/2015 (S)	EUR	50,000	74,698
Corp GEO SAB de CV
8.875%, 09/25/2014 (S)		$100,000	101,125
COX Communications, Inc.
5.450%, 12/15/2014		215,000	239,668
8.375%, 03/01/2039 (S)		115,000	156,546
Cyfrowy Polsat Finance AB
7.125%, 05/20/2018 (S)	EUR	200,000	269,200
Daimler Finance North America LLC
0.856%, 03/28/2014 (S)		$380,000	380,092
DineEquity, Inc.
9.500%, 10/30/2018		550,000	570,625
DIRECTV Holdings LLC/DIRECTV
Financing Company, Inc.
3.550%, 03/15/2015		325,000	345,073
4.750%, 10/01/2014		420,000	461,804
5.875%, 10/01/2019		475,000	546,993
DISH DBS Corp.
6.750%, 06/01/2021 (S)		300,000	302,250

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)		$200,000	$192,000
Easton-Bell Sports, Inc.
9.750%, 12/01/2016		100,000	106,500
Fiat Finance & Trade, Ltd.
6.625%, 02/15/2013	EUR	55,000	78,613
Fiesta Restaurant Group
8.875%, 08/15/2016 (S)		$300,000	297,750
Ford Motor Company
7.450%, 07/16/2031		600,000	656,273
Ford Motor Credit Company LLC
5.750%, 02/01/2021		1,550,000	1,543,746
12.000%, 05/15/2015		550,000	663,616
Gaylord Entertainment Company
6.750%, 11/15/2014		325,000	328,250
Grupo Televisa SAB
6.625%, 01/15/2040		285,000	304,835
Hanesbrands, Inc.
6.375%, 12/15/2020		275,000	271,563
8.000%, 12/15/2016		150,000	160,500
Hella KGaA Hueck & Company
7.250%, 10/20/2014	EUR	70,000	102,094
Historic TW, Inc.
6.875%, 06/15/2018		$570,000	672,444
Home Depot, Inc.
5.400%, 03/01/2016		345,000	391,662
5.950%, 04/01/2041		275,000	300,441
Hyatt Hotels Corp.
3.875%, 08/15/2016		300,000	299,844
5.750%, 08/15/2015 (S)		510,000	547,677
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)		255,000	265,339
Intercontinental Hotels Group PLC
6.000%, 12/09/2016	GBP	50,000	86,158
Isle of Capri Casinos, Inc.
7.750%, 03/15/2019 (S)		$100,000	98,000
ITT Corp.
7.375%, 11/15/2015		125,000	138,125
ITV PLC
10.000%, 06/30/2014	EUR	50,000	79,905
J Crew Group, Inc.
8.125%, 03/01/2019		$275,000	245,438
JC Penney Corp., Inc.
7.125%, 11/15/2023		50,000	51,125
Johnson Controls, Inc.
0.674%, 02/04/2014 (P)		320,000	321,296
Kabel BW Erste
Beteiligungs GmbH/Kabel Baden-
Wurttemberg G
7.500%, 03/15/2019 (S)	EUR	100,000	140,777
Kingfisher PLC
5.625%, 12/15/2014	GBP	30,000	51,848
Lamar Media Corp.
7.875%, 04/15/2018		$300,000	303,750
Levi Strauss & Company
7.625%, 05/15/2020		225,000	218,813
8.875%, 04/01/2016		175,000	179,813
Lions Gate Entertainment, Inc.
10.250%, 11/01/2016 (S)		400,000	396,000
Lottomatica SpA
5.375%, 12/05/2016	EUR	150,000	214,936
Mac-Gray Corp.
7.625%, 08/15/2015		$450,000	453,375

The accompanying notes are an integral part of the financial statements.
278

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Macy’s Retail Holdings, Inc.
5.350%, 03/15/2012		$35,000	$35,647
5.900%, 12/01/2016		25,000	27,612
Marks & Spencer PLC
5.625%, 03/24/2014	GBP	30,000	51,815
MCE Finance, Ltd.
10.250%, 05/15/2018		$315,000	348,075
MDC Holdings, Inc.
5.375%, 12/15/2014		60,000	64,086
5.625%, 02/01/2020		70,000	67,897
MGM Resorts International
9.000%, 03/15/2020		100,000	106,750
10.000%, 11/01/2016 (S)		275,000	277,750
10.375%, 05/15/2014		150,000	164,625
11.125%, 11/15/2017		725,000	808,375
11.375%, 03/01/2018		100,000	108,250
13.000%, 11/15/2013		250,000	286,563
Michaels Stores, Inc.
11.375%, 11/01/2016		150,000	155,625
Michaels Stores, Inc. (Zero Coupon Steps
up to 13.000% on 11/01/2011)
11/01/2016 (Z)		625,000	637,500
Michelin Luxembourg SCS
8.625%, 04/24/2014	EUR	50,000	81,956
NBCUniversal Media LLC
2.100%, 04/01/2014		$305,000	310,959
5.150%, 04/30/2020		790,000	874,998
5.950%, 04/01/2041		140,000	146,726
NCL Corp. Ltd.
9.500%, 11/15/2018 (S)		125,000	129,375
11.750%, 11/15/2016		450,000	504,000
Needle Merger Sub Corp.
8.125%, 03/15/2019 (S)		275,000	255,750
Net Servicos De Comunicacao SA
7.500%, 01/27/2020		400,000	465,000
News America Holdings, Inc.
8.250%, 08/10/2018		210,000	257,313
News America, Inc.
4.500%, 02/15/2021		685,000	703,771
6.150%, 03/01/2037		125,000	130,529
7.850%, 03/01/2039		85,000	99,917
Nexstar Broadcasting, Inc.
7.000%, 01/15/2014		105,000	102,900
Nexstar Broadcasting, Inc., PIK
7.000%, 01/15/2014		319,999	313,599
Nielsen Finance LLC/Nielsen Finance
Company
11.500%, 05/01/2016		65,000	73,938
Nordstrom, Inc.
4.750%, 05/01/2020		85,000	91,972
6.750%, 06/01/2014		50,000	56,903
O’Charleys, Inc.
9.000%, 11/01/2013		250,000	245,625
O’Reilly Automotive, Inc.
4.875%, 01/14/2021		430,000	461,667
Odeon & UCI Finco PLC
9.000%, 08/01/2018 (S)	GBP	100,000	148,532
Omnicom Group, Inc.
4.450%, 08/15/2020		$100,000	102,551
6.250%, 07/15/2019		505,000	604,035
Palace Entertainment
Holdings LLC/Palace Entertainment
Holdings Corp.
8.875%, 04/15/2017 (S)		100,000	97,250

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Pinnacle Entertainment, Inc.
8.625%, 08/01/2017		$275,000	$286,688
8.750%, 05/15/2020		275,000	276,375
Pittsburgh Glass Works LLC
8.500%, 04/15/2016 (S)		150,000	143,625
Polish Television Holding BV
11.250%, 05/15/2017 (S)	EUR	100,000	143,650
PPR
8.625%, 04/03/2014		100,000	164,607
QVC, Inc.
7.125%, 04/15/2017 (S)		$350,000	365,750
7.500%, 10/01/2019 (S)		325,000	350,188
Regal Cinemas Corp.
8.625%, 07/15/2019		300,000	310,500
Regal Entertainment Group
9.125%, 08/15/2018		500,000	505,000
ROC Finance LLC/ROC Finance 1 Corp.
12.125%, 09/01/2018 (S)		300,000	309,000
Sealy Mattress Company
8.250%, 06/15/2014		125,000	122,188
10.875%, 04/15/2016 (S)		194,000	211,460
Seminole Indian Tribe of Florida
7.750%, 10/01/2017 (S)		300,000	304,500
Seneca Gaming Corp.
8.250%, 12/01/2018 (S)		375,000	368,438
Shea Homes LP/Shea Homes
Funding Corp.
8.625%, 05/15/2019 (S)		450,000	380,250
Sinclair Television Group, Inc.
9.250%, 11/01/2017 (S)		400,000	426,000
Sirius XM Radio, Inc.
8.750%, 04/01/2015 (S)		800,000	868,000
9.750%, 09/01/2015 (S)		275,000	300,438
Speedway Motorsports, Inc.
8.750%, 06/01/2016		275,000	290,125
Standard Pacific Corp.
8.375%, 05/15/2018		100,000	87,750
10.750%, 09/15/2016		250,000	247,500
Staples, Inc.
9.750%, 01/15/2014		240,000	281,263
TAM Capital 2, Inc.
9.500%, 01/29/2020		200,000	208,000
TCM Sub LLC
3.550%, 01/15/2015 (S)		945,000	1,006,090
The Goodyear Tire & Rubber Company
10.500%, 05/15/2016		20,000	21,875
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014		440,000	475,200
10.000%, 07/15/2017		100,000	115,000
The McClatchy Company
11.500%, 02/15/2017		450,000	434,250
The Neiman Marcus Group, Inc.
10.375%, 10/15/2015		75,000	76,406
The Reader’s Digest Association, Inc.
9.500%, 02/15/2017 (P)		375,000	330,938
Thomson Reuters Corp.
5.950%, 07/15/2013		145,000	157,469
Ticketmaster Entertainment, Inc.
10.750%, 08/01/2016		250,000	265,000
Time Warner Cable, Inc.
5.400%, 07/02/2012		225,000	233,058
7.500%, 04/01/2014		50,000	57,118
8.250%, 02/14/2014		75,000	86,483
Time Warner, Inc.
7.700%, 05/01/2032		95,000	117,281

The accompanying notes are an integral part of the financial statements.
279

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Toys R US - Delaware, Inc.
7.375%, 09/01/2016 (S)		$25,000	$24,250
Toys R Us Property Company II LLC
8.500%, 12/01/2017		300,000	306,000
Toys R Us, Inc.
7.375%, 10/15/2018		275,000	246,125
Unitymedia GmbH
9.625%, 12/01/2019	EUR	50,000	72,364
9.625%, 12/01/2019 (S)		57,000	82,495
Unitymedia Hessen GmbH & Company
KG/Unitymedia NRW GmbH
8.125%, 12/01/2017 (S)		$325,000	331,500
Universal City Development
Partners, Ltd./UCDP Finance, Inc.
8.875%, 11/15/2015		227,000	250,268
10.875%, 11/15/2016		97,000	116,279
Univision Communications, Inc.
7.875%, 11/01/2020 (S)		625,000	600,000
8.500%, 05/15/2021 (S)		875,000	748,125
Urbi Desarrollos Urbanos SAB de CV
8.500%, 04/19/2016		125,000	124,891
9.500%, 01/21/2020 (S)		200,000	216,000
Videotron Ltee
6.375%, 12/15/2015		50,000	50,750
6.875%, 07/15/2021 (S)	CAD	475,000	493,854
9.125%, 04/15/2018		$100,000	109,250
Virgin Media Finance PLC
8.875%, 10/15/2019	GBP	50,000	86,441
Wendy’s/Arby’s Restaurants LLC
10.000%, 07/15/2016		$575,000	617,406
Wyndham Worldwide Corp.
7.375%, 03/01/2020		115,000	127,523
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.
7.875%, 11/01/2017		350,000	381,500
XM Satellite Radio, Inc.
7.625%, 11/01/2018 (S)		175,000	178,938
13.000%, 08/01/2013 (S)		1,125,000	1,262,813
Ziggo Bond Company BV
8.000%, 05/15/2018	EUR	50,000	70,389
8.000%, 05/15/2018 (S)		50,000	70,389

			52,589,724
Consumer Staples - 1.88%
Altria Group, Inc.
4.125%, 09/11/2015		$310,000	335,087
4.750%, 05/05/2021		685,000	710,995
8.500%, 11/10/2013		280,000	321,158
9.250%, 08/06/2019		125,000	164,993
Anheuser-Busch InBev NV
6.500%, 06/23/2017	GBP	30,000	56,763
8.625%, 01/30/2017	EUR	100,000	182,440
Anheuser-Busch InBev Worldwide, Inc.
1.500%, 07/14/2014		$145,000	146,937
3.000%, 10/15/2012		265,000	271,677
ARAMARK Holdings Corp., PIK
8.625%, 05/01/2016 (S)		375,000	375,938
Avangardco Investments Public, Ltd.
10.000%, 10/29/2015		300,000	261,000
Bacardi, Ltd.
7.750%, 04/09/2014	EUR	100,000	162,089
BAT International Finance PLC
6.375%, 12/12/2019	GBP	35,000	66,174
8.125%, 11/15/2013 (S)		$405,000	463,021

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
BFF International, Ltd.
7.250%, 01/28/2020		$100,000	$107,000
7.250%, 01/28/2020 (S)		100,000	107,000
Bumble Bee Acquisition Corp.
9.000%, 12/15/2017 (S)		225,000	218,250
Bunge Ltd. Finance Corp.
4.100%, 03/15/2016		195,000	202,621
Bunge NA Finance LP
5.900%, 04/01/2017		295,000	324,023
Campofrio Food Group SA
8.250%, 10/31/2016 (S)	EUR	62,000	81,493
8.250%, 10/31/2016		50,000	65,720
Carlsberg Breweries A/S
6.000%, 05/28/2014		100,000	155,373
Casino Guichard Perrachon SA
4.875%, 04/10/2014		50,000	75,677
6.375%, 04/04/2013		50,000	76,196
CEDC Finance Corp. International, Inc.
8.875%, 12/01/2016		110,000	110,611
9.125%, 12/01/2016 (S)		$100,000	74,500
Central Garden and Pet Company
8.250%, 03/01/2018		225,000	219,938
Coca-Cola Amatil, Ltd.
3.250%, 11/02/2014 (S)		360,000	378,475
Coca-Cola Femsa SAB de CV
4.625%, 02/15/2020		135,000	144,628
Controladora Mabe SA CV
7.875%, 10/28/2019 (S)		250,000	261,250
Cosan Finance, Ltd.
7.000%, 02/01/2017		100,000	106,000
Cott Beverages, Inc.
8.125%, 09/01/2018		475,000	491,625
8.375%, 11/15/2017		125,000	129,688
Darling International, Inc.
8.500%, 12/15/2018		100,000	108,250
Del Monte Foods Company
7.625%, 02/15/2019 (S)		700,000	694,750
Delhaize Group SA
5.625%, 06/27/2014	EUR	50,000	77,531
6.500%, 06/15/2017		$435,000	512,226
DP World, Ltd.
6.850%, 07/02/2037 (S)		310,000	300,700
Energizer Holdings, Inc.
4.700%, 05/19/2021 (S)		145,000	152,659
Heineken NV
7.125%, 04/07/2014	EUR	75,000	120,456
7.250%, 03/10/2015	GBP	40,000	74,430
Imperial Tobacco Finance PLC
4.375%, 11/22/2013	EUR	100,000	148,965
6.875%, 06/13/2012	GBP	49,000	82,513
JBS Finance II, Ltd.
8.250%, 01/29/2018 (S)		$200,000	186,000
JBS USA LLC/JBS USA Finance, Inc.
7.250%, 06/01/2021 (S)		300,000	272,625
11.625%, 05/01/2014		275,000	305,250
Kraft Foods, Inc.
7.250%, 07/18/2018	GBP	50,000	98,059
Loblaw Companies, Ltd.
5.220%, 06/18/2020	CAD	25,000	26,909
MHP SA
10.250%, 04/29/2015		$635,000	641,350
Michael Foods, Inc.
9.750%, 07/15/2018		525,000	551,250
Minerva Overseas II, Ltd.
10.875%, 11/15/2019 (S)		275,000	286,344

The accompanying notes are an integral part of the financial statements.
280

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Mriya Agro Holding PLC
10.950%, 03/30/2016		$200,000	$197,500
10.950%, 03/30/2016 (S)		200,000	200,915
Pernod-Ricard SA
5.000%, 03/15/2017	EUR	100,000	142,137
5.750%, 04/07/2021 (S)		$150,000	158,759
Philip Morris International, Inc.
5.875%, 09/04/2015	EUR	50,000	81,224
Pinnacle Foods Finance LLC/Pinnacle
Foods Finance Corp.
8.250%, 09/01/2017		$375,000	380,625
9.250%, 04/01/2015		300,000	305,250
10.625%, 04/01/2017		200,000	207,000
R&R Ice Cream, PLC
8.375%, 11/15/2017 (S)	EUR	200,000	236,304
Ralcorp Holdings Corp.
4.950%, 08/15/2020		$160,000	161,886
Refresco Group BV
7.375%, 05/15/2018 (S)	EUR	200,000	260,007
Reynolds American, Inc.
7.250%, 06/01/2013		$485,000	533,013
Reynolds Group Issuer, Inc./Reynolds
Group Issuer LLC
7.125%, 04/15/2019 (S)		700,000	663,250
7.750%, 10/15/2016	EUR	90,000	125,407
7.875%, 08/15/2019 (S)		$100,000	99,000
9.000%, 04/15/2019 (S)		500,000	450,000
Rite Aid Corp.
8.000%, 08/15/2020		75,000	78,750
8.625%, 03/01/2015		450,000	409,500
9.500%, 06/15/2017		100,000	87,500
10.250%, 10/15/2019		375,000	392,813
10.375%, 07/15/2016		150,000	157,313
Smithfield Foods, Inc.
7.750%, 07/01/2017		125,000	130,781
Susser Holdings LLC/Susser
Finance Corp.
8.500%, 05/15/2016		300,000	313,500
Tesco PLC
5.875%, 09/12/2016	EUR	50,000	82,664
6.125%, 02/24/2022	GBP	50,000	90,355
The Kroger Company
5.400%, 07/15/2040		$205,000	209,684
US Foodservice
8.500%, 06/30/2019 (S)		325,000	300,625
Viterra, Inc.
5.950%, 08/01/2020 (S)		150,000	157,862
Wesfarmers, Ltd.
2.983%, 05/18/2016 (S)		310,000	317,065
3.875%, 07/10/2015	EUR	50,000	75,247
Yasar Holdings SA Via Willow No 2
9.625%, 10/07/2015		$200,000	207,000

			18,701,543
Energy - 5.41%
Adaro Indonesia PT
7.625%, 10/22/2019 (S)		200,000	221,000
Afren PLC
11.500%, 02/01/2016 (S)		200,000	209,000
Alta Mesa Holdings / Alta Mesa Finance
Services Corp.
9.625%, 10/15/2018		600,000	570,000
Anadarko Petroleum Corp.
6.375%, 09/15/2017		180,000	207,721

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Antero Resources Finance Corp.
7.250%, 08/01/2019 (S)		$350,000	$340,375
9.375%, 12/01/2017		900,000	954,000
Apache Corp.
5.100%, 09/01/2040		650,000	693,605
Berry Petroleum Company
6.750%, 11/01/2020		225,000	218,250
10.250%, 06/01/2014		150,000	168,000
BG Energy Capital PLC
5.125%, 12/07/2017	GBP	50,000	89,553
Bill Barrett Corp.
9.875%, 07/15/2016		$300,000	329,250
Boardwalk Pipelines LP
5.500%, 02/01/2017		155,000	170,808
5.750%, 09/15/2019		205,000	229,626
BP Capital Markets PLC
3.125%, 10/01/2015		395,000	413,132
3.830%, 10/06/2017	EUR	100,000	147,972
Buckeye Partners LP
4.875%, 02/01/2021		$65,000	67,679
5.500%, 08/15/2019		505,000	552,999
6.050%, 01/15/2018		140,000	159,878
Calumet Specialty Products
Partners LP/Calumet Finance Corp.
9.375%, 05/01/2019 (S)		275,000	265,375
Canadian Natural Resources, Ltd.
4.950%, 06/01/2015	CAD	35,000	38,901
5.150%, 02/01/2013		$180,000	189,825
5.450%, 10/01/2012		65,000	68,052
6.250%, 03/15/2038		305,000	353,475
6.450%, 06/30/2033		75,000	85,068
CenterPoint Energy Resources Corp.
7.875%, 04/01/2013		150,000	165,264
Chesapeake Energy Corp.
6.625%, 08/15/2020		650,000	679,250
9.500%, 02/15/2015		100,000	113,000
Cie Generale de Geophysique - Veritas
6.500%, 06/01/2021 (S)		400,000	376,000
CNOOC Finance 2011, Ltd.
5.750%, 01/26/2041 (S)		200,000	225,229
Colorado Interstate Gas Company
5.950%, 03/15/2015		150,000	167,002
Complete Production Services, Inc.
8.000%, 12/15/2016		250,000	252,500
Concho Resources, Inc.
7.000%, 01/15/2021		425,000	435,625
8.625%, 10/01/2017		675,000	722,250
Connacher Oil and Gas, Ltd.
8.500%, 08/01/2019 (S)		575,000	465,750
Consol Energy Inc.
8.000%, 04/01/2017		550,000	585,063
8.250%, 04/01/2020		350,000	376,250
Continental Resources, Inc.
7.125%, 04/01/2021		225,000	231,750
DCP Midstream LLC
9.700%, 12/01/2013 (S)		140,000	162,435
DCP Midstream Operating LP
3.250%, 10/01/2015		325,000	335,173
Denbury Resources, Inc.
8.250%, 02/15/2020		374,000	394,103
9.750%, 03/01/2016		325,000	356,688
Devon Financing Corp. ULC
6.875%, 09/30/2011		420,000	421,698
Diamond Offshore Drilling, Inc.
4.875%, 07/01/2015		240,000	263,880

The accompanying notes are an integral part of the financial statements.
281

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Diamond Offshore Drilling, Inc. (continued)
5.700%, 10/15/2039		$75,000	$78,509
5.875%, 05/01/2019		80,000	93,439
Drummond Company, Inc.
7.375%, 02/15/2016		186,000	188,790
El Paso Corp.
7.750%, 01/15/2032		50,000	55,811
7.800%, 08/01/2031		25,000	28,011
8.250%, 02/15/2016		225,000	263,394
El Paso Natural Gas Company
5.950%, 04/15/2017		27,000	31,209
Enbridge Energy Partners LP
5.200%, 03/15/2020		70,000	76,620
5.500%, 09/15/2040		220,000	215,776
Enbridge, Inc.
4.260%, 02/01/2021	CAD	55,000	57,528
Encana Corp.
5.800%, 01/18/2018 (S)		30,000	34,897
Encore Acquisition Company
9.500%, 05/01/2016		$150,000	164,250
Energy Transfer Equity LP
7.500%, 10/15/2020		500,000	512,500
Ensco PLC
3.250%, 03/15/2016		880,000	911,276
Enterprise Products Operating LLC
3.200%, 02/01/2016		320,000	331,228
5.900%, 04/15/2013		300,000	320,917
5.950%, 02/01/2041		190,000	196,863
7.550%, 04/15/2038		210,000	250,595
EOG Resources, Inc.
2.500%, 02/01/2016		360,000	369,601
5.625%, 06/01/2019		50,000	58,301
5.875%, 09/15/2017		185,000	218,971
6.125%, 10/01/2013		340,000	374,099
Exco Resources, Inc.
7.500%, 09/15/2018		725,000	681,500
Exterran Holdings, Inc.
7.250%, 12/01/2018 (S)		600,000	582,000
Forest Oil Corp.
7.250%, 06/15/2019		393,000	389,070
Gazprom OAO Via Gaz Capital SA
6.605%, 02/13/2018	EUR	100,000	156,076
7.288%, 08/16/2037		$490,000	548,957
8.625%, 04/28/2034		175,000	224,875
Goodrich Petroleum Corp.
8.875%, 03/15/2019 (S)		375,000	373,125
Gulfstream Natural Gas System LLC
6.950%, 06/01/2016 (S)		40,000	47,673
Helix Energy Solutions Group, Inc.
9.500%, 01/15/2016 (S)		325,000	331,500
Hess Corp.
6.000%, 01/15/2040		280,000	305,301
7.875%, 10/01/2029		238,000	306,555
8.125%, 02/15/2019		55,000	71,680
Hilcorp Energy I LP / Hilcorp Finance
Company
8.000%, 02/15/2020 (S)		375,000	390,000
Inergy LP/Inergy Finance Corp.
6.875%, 08/01/2021 (S)		75,000	72,000
7.000%, 10/01/2018		475,000	461,938
8.750%, 03/01/2015		162,000	165,240
KazMunayGas National Company
6.375%, 04/09/2021 (S)		200,000	209,100
9.125%, 07/02/2018		1,400,000	1,676,500

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Kinder Morgan Finance Company ULC
5.700%, 01/05/2016		$480,000	$489,600
Kinder Morgan Kansas, Inc.
6.500%, 09/01/2012		139,000	144,213
Linn Energy LLC/Linn Energy
Finance Corp.
8.625%, 04/15/2020		475,000	508,250
Lukoil International Finance BV
7.250%, 11/05/2019		100,000	110,000
Magellan Midstream Partners LP
4.250%, 02/01/2021		60,000	62,039
6.550%, 07/15/2019		145,000	172,557
Marathon Oil Corp.
5.900%, 03/15/2018		100,000	117,030
6.600%, 10/01/2037		50,000	57,682
MEG Energy Corp.
6.500%, 03/15/2021 (S)		600,000	600,000
Motiva Enterprises LLC
6.850%, 01/15/2040 (S)		155,000	197,501
Nabors Industries, Inc.
4.625%, 09/15/2021 (S)		140,000	138,984
5.375%, 08/15/2012		130,000	134,679
9.250%, 01/15/2019		530,000	671,467
NAK Naftogaz Ukraine
9.500%, 09/30/2014		300,000	320,625
National Gas Company of Trinidad &
Tobago, Ltd.
6.050%, 01/15/2036 (S)		105,000	102,375
Newfield Exploration Company
6.875%, 02/01/2020		580,000	600,300
Niska Gas Storage US LLC/Niska Gas
Storage Canada ULC
8.875%, 03/15/2018		425,000	429,250
Noble Corp./Cayman Islands
5.875%, 06/01/2013		45,000	48,617
Noble Energy, Inc.
6.000%, 03/01/2041		365,000	394,568
Noble Holding International, Ltd.
3.450%, 08/01/2015		85,000	90,077
Novatek Finance, Ltd.
5.326%, 02/03/2016 (S)		200,000	205,000
6.604%, 02/03/2021 (S)		300,000	314,250
NuStar Logistics LP
4.800%, 09/01/2020		205,000	211,707
7.650%, 04/15/2018		180,000	223,890
Oasis Petroleum, Inc.
7.250%, 02/01/2019 (S)		25,000	24,500
Occidental Petroleum Corp.
1.750%, 02/15/2017		235,000	233,595
Offshore Group Investments, Ltd.
11.500%, 08/01/2015		250,000	266,250
OGX Petroleo e Gas Participacoes SA
8.500%, 06/01/2018 (S)		800,000	802,000
Peabody Energy Corp.
7.375%, 11/01/2016		375,000	407,813
Pemex Project Funding Master Trust
5.750%, 03/01/2018		965,000	1,073,092
6.250%, 08/05/2013	EUR	120,000	183,865
6.625%, 06/15/2035		$85,000	93,683
7.500%, 12/18/2013	GBP	50,000	88,267
Penn Virginia Corp.
7.250%, 04/15/2019		$150,000	143,250
10.375%, 06/15/2016		450,000	490,500

The accompanying notes are an integral part of the financial statements.
282

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Penn Virginia Resource Partners LP/Penn
Virginia Resource Finance Corp.
8.250%, 04/15/2018		$200,000	$195,000
Petrobras International Finance Company
5.750%, 01/20/2020		360,000	390,142
5.875%, 03/01/2018		260,000	282,620
7.875%, 03/15/2019		115,000	139,840
Petroleos de Venezuela SA
4.900%, 10/28/2014		913,324	675,860
5.000%, 10/28/2015		1,606,822	1,056,485
5.125%, 10/28/2016		118,734	72,428
5.250%, 04/12/2017		862,300	519,536
8.500%, 11/02/2017 (S)		825,000	589,875
12.750%, 02/17/2022 (S)		250,000	202,500
Petroleos Mexicanos
5.500%, 01/21/2021		420,000	457,170
6.500%, 06/02/2041 (S)		390,000	418,842
8.000%, 05/03/2019		150,000	189,225
Petroleum Company of Trinidad &
Tobago, Ltd.
9.750%, 08/14/2019 (S)		200,000	242,000
Petroplus Finance, Ltd.
9.375%, 09/15/2019 (S)		675,000	607,500
Plains All American
Pipeline LP/PAA Finance Corp.
4.250%, 09/01/2012		320,000	330,079
5.750%, 01/15/2020		385,000	433,729
6.500%, 05/01/2018		200,000	229,746
Plains Exploration & Production Company
10.000%, 03/01/2016		300,000	331,500
Power Sector Assets & Liabilities
Management Corp.
7.390%, 12/02/2024		100,000	119,971
Precision Drilling Corp.
6.625%, 11/15/2020		300,000	303,750
QEP Resources, Inc.
6.875%, 03/01/2021		100,000	105,000
Quicksilver Resources, Inc.
9.125%, 08/15/2019		275,000	281,875
11.750%, 01/01/2016		650,000	716,625
Range Resources Corp.
6.750%, 08/01/2020		500,000	523,750
RDS Ultra-Deepwater, Ltd.
11.875%, 03/15/2017 (S)		525,000	552,563
Regency Energy Partners LP/Regency
Energy Finance Corp.
6.875%, 12/01/2018		350,000	357,000
Reliance Holdings USA, Inc.
4.500%, 10/19/2020 (S)		500,000	477,049
Repsol International Finance BV
4.625%, 10/08/2014	EUR	37,000	55,277
4.750%, 02/16/2017		55,000	81,906
Rowan Companies, Inc.
5.000%, 09/01/2017		$210,000	222,272
7.875%, 08/01/2019		230,000	275,442
SandRidge Energy, Inc.
8.000%, 06/01/2018 (S)		500,000	495,000
SeaRiver Maritime, Inc.
Zero Coupon, 09/01/2012 (Z)		315,000	308,889
SESI LLC
6.375%, 05/01/2019 (S)		250,000	245,000
SM Energy Company
6.625%, 02/15/2019 (S)		600,000	600,000
Southeast Supply Header LLC
4.850%, 08/15/2014 (S)		100,000	107,408

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Southern Natural Gas Company
5.900%, 04/01/2017 (S)		$99,000	$113,809
Southwestern Energy Company
7.500%, 02/01/2018		525,000	599,610
Swift Energy Company
8.875%, 01/15/2020		500,000	530,000
Talisman Energy, Inc.
3.750%, 02/01/2021		570,000	564,813
Tesoro Corp.
9.750%, 06/01/2019		25,000	27,250
TransCanada PipeLines Ltd.
4.650%, 10/03/2016	CAD	40,000	44,747
Transocean, Inc.
5.250%, 03/15/2013		$305,000	321,453
Unit Corp.
6.625%, 05/15/2021		525,000	514,500
Valero Energy Corp.
6.125%, 06/15/2017		510,000	577,540
9.375%, 03/15/2019		140,000	181,741
Weatherford International, Inc.
5.950%, 06/15/2012		205,000	211,771
Weatherford International, Ltd.
6.750%, 09/15/2040		270,000	293,930
9.625%, 03/01/2019		200,000	268,221
Western Gas Partners LP
5.375%, 06/01/2021		145,000	152,684
Whiting Petroleum Corp.
6.500%, 10/01/2018		50,000	50,000
Williams Partners LP
3.800%, 02/15/2015		145,000	153,806
4.125%, 11/15/2020		135,000	134,881
6.300%, 04/15/2040		400,000	430,968

			53,814,183
Financials - 11.88%
Accellent, Inc.
10.000%, 11/01/2017		600,000	567,000
Aflac, Inc.
8.500%, 05/15/2019		425,000	527,074
Agile Property Holdings, Ltd.
10.000%, 11/14/2016 (S)		200,000	202,000
Ahold Finance USA, Inc.
5.875%, 03/14/2012	EUR	50,000	73,119
6.500%, 03/14/2017	GBP	45,000	82,529
Akbank TAS
5.125%, 07/22/2015 (S)		$300,000	295,500
6.500%, 03/09/2018 (S)		200,000	200,900
Alfa Bank OJSC Via Alfa Bond
Issuance PLC
7.875%, 09/25/2017 (S)		220,000	221,650
Allianz Finance II BV (6.500% to
01/13/2015, then 3 month
EURIBOR + 2.770%)
01/13/2025	EUR	135,000	197,134
Ally Financial, Inc.
7.500%, 09/15/2020		$475,000	466,688
American Express Centurion Bank
5.550%, 10/17/2012		100,000	104,737
American Express Credit Corp.
5.125%, 08/25/2014		215,000	235,422
American International Group, Inc.
5.450%, 05/18/2017		110,000	111,951
6.250%, 03/15/2037		425,000	342,125
Ameriprise Financial, Inc.
7.300%, 06/28/2019		365,000	449,892

The accompanying notes are an integral part of the financial statements.
283

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
AmSouth Bank NA
5.200%, 04/01/2015		$450,000	$418,500
ANZ National International, Ltd.
2.375%, 12/21/2012 (S)		265,000	267,976
AON Financial Services Luxembourg SA
6.250%, 07/01/2014	EUR	50,000	77,435
Assured Guaranty Municipal
Holdings, Inc. (6.400% to 12/15/2036,
then 1 month LIBOR + 2.215%)
12/15/2066 (S)		$675,000	479,250
Aviv Healthcare Properties LP
7.750%, 02/15/2019		150,000	149,250
Aviva PLC (6.875% to 05/22/2018, then
3 month EURIBOR + 3.350%)
05/22/2038	EUR	50,000	69,311
AXA SA (5.250% to 04/16/2020, then
3 month EURIBOR + 3.050%)
04/16/2040		100,000	117,243
BAA Funding, Ltd.
4.875%, 07/15/2021 (S)		$585,000	588,034
5.225%, 02/15/2023	GBP	50,000	81,811
Banca Monte dei Paschi di Siena SpA
4.750%, 04/30/2014	EUR	150,000	212,197
Banco Bilbao Vizcaya Argentaria SA
3.000%, 10/09/2014		250,000	344,701
Banco Bradesco SA/Cayman Islands
4.125%, 05/16/2016 (S)		$400,000	408,000
Banco de Credito del Peru
4.750%, 03/16/2016 (S)		200,000	197,000
5.375%, 09/16/2020 (S)		300,000	290,250
Banco de Galicia y Buenos Aires
8.750%, 05/04/2018 (S)		500,000	490,000
Banco Santander SA
4.625%, 01/20/2016	EUR	500,000	719,750
Banco Votorantim SA
7.375%, 01/21/2020 (S)		$250,000	259,037
BanColombia SA
4.250%, 01/12/2016 (S)		100,000	101,000
Bank Nederlandse Gemeenten
2.500%, 01/18/2016	EUR	727,000	1,055,863
4.125%, 06/28/2016		570,000	887,137
Bank of America Corp.
1.673%, 01/30/2014 (P)		$335,000	319,793
3.750%, 07/12/2016		685,000	675,828
4.625%, 02/07/2017	EUR	250,000	308,986
5.250%, 11/09/2016	GBP	50,000	72,682
5.650%, 05/01/2018		$1,130,000	1,152,097
5.750%, 08/15/2016		210,000	212,997
6.500%, 08/01/2016		425,000	455,877
Bank of America Corp. (4.000% to
03/28/2013, then 3 month
EURIBOR + 0.840%)
03/28/2017	EUR	100,000	114,921
Bank of Montreal
6.170%, 03/28/2023 (P)	CAD	30,000	35,118
Bank of New York Mellon Corp.
0.534%, 01/31/2014 (P)		$420,000	419,286
Bank of Nova Scotia
2.250%, 01/22/2013		160,000	163,454
2.375%, 12/17/2013		270,000	277,897
3.340%, 03/25/2015	CAD	70,000	73,842
Bank One Corp.
5.250%, 01/30/2013		$200,000	210,198
Banque du Liban
10.000%, 04/25/2015		100,000	119,000

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Barclays Bank PLC
4.000%, 10/07/2019	EUR	400,000	$597,193
4.875%, 03/31/2013 to 08/13/2019		180,000	258,838
5.200%, 07/10/2014		$880,000	925,638
5.250%, 05/27/2014	EUR	50,000	75,157
5.750%, 08/17/2021	GBP	50,000	80,534
6.000%, 01/14/2021	EUR	125,000	154,229
6.750%, 05/22/2019		$280,000	307,328
BB&T Corp.
3.375%, 09/25/2013		45,000	46,733
5.700%, 04/30/2014		375,000	413,040
BBVA Senior Finance SAU
4.875%, 01/23/2014	EUR	100,000	144,467
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021		$455,000	485,161
Berkshire Hathaway, Inc.
2.200%, 08/15/2016		385,000	388,858
BPCE SA
2.375%, 10/04/2013 (S)		975,000	973,867
BR Properties SA
9.000%, (S)		200,000	202,250
Capital One Financial Corp.
2.125%, 07/15/2014		510,000	508,183
7.375%, 05/23/2014		225,000	253,128
CB Richard Ellis Services, Inc.
6.625%, 10/15/2020		275,000	268,813
11.625%, 06/15/2017		200,000	227,000
Central China Real Estate, Ltd.
12.250%, 10/20/2015		300,000	293,445
CIT Group, Inc.
6.625%, 04/01/2018 (S)		1,025,000	1,025,000
7.000%, 05/01/2016 to 05/01/2017		1,625,000	1,605,063
Citigroup Finance Canada, Inc.
6.750%, 09/22/2014	CAD	45,000	50,296
Citigroup, Inc.
1.176%, 04/01/2014 (P)		$585,000	562,847
3.500%, 08/05/2015	EUR	160,000	219,125
4.587%, 12/15/2015		$465,000	482,713
5.375%, 08/09/2020		350,000	371,079
5.500%, 10/15/2014		375,000	398,097
6.125%, 05/15/2018		830,000	905,323
6.250%, 09/02/2019	GBP	70,000	118,203
6.400%, 03/27/2013	EUR	110,000	163,701
6.500%, 08/19/2013		$590,000	627,565
7.375%, 06/16/2014	EUR	50,000	77,335
Citigroup, Inc. (4.750% to 02/10/2014,
then 3 month EURIBOR + 1.400%)
02/10/2019		40,000	48,554
Cloverie PLC for Zurich Insurance
Company (7.500% until 07/24/2019,
then 3 month EURIBOR + 5.850%)
07/24/2039		100,000	151,651
CNA Financial Corp.
5.875%, 08/15/2020		$330,000	343,935
6.500%, 08/15/2016		140,000	154,454
Commonwealth Bank of Australia
2.750%, 10/15/2012 (S)		110,000	112,174
3.625%, 10/14/2014	CAD	50,000	52,233
5.500%, 08/06/2019	EUR	75,000	112,449
Country Garden Holdings Company
11.125%, 02/23/2018 (S)		$450,000	448,875
11.250%, 04/22/2017 (S)		100,000	100,750
Credit Suisse Group Finance
Guernsey, Ltd.
6.375%, 06/07/2013	EUR	116,000	175,780

The accompanying notes are an integral part of the financial statements.
284

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Credit Suisse/London
5.125%, 09/18/2017	EUR	125,000	$188,743
6.125%, 08/05/2013		50,000	76,613
Crown Castle Towers LLC
4.523%, 01/15/2015 (S)		$433,000	458,086
6.113%, 01/15/2020 (S)		240,000	270,757
Daimler Finance North America LLC
4.375%, 03/21/2013	EUR	100,000	148,223
Danske Bank A/S (6.000% to 03/20/2013,
then 3 month EURIBOR + 2.950%)
03/20/2016		75,000	105,822
Deutsche Bank AG
4.875%, 09/24/2012		50,000	74,023
5.000%, 06/24/2020		100,000	136,546
5.125%, 01/31/2013		35,000	51,652
5.375%, 10/12/2012		$380,000	396,840
Discover Financial Services
10.250%, 07/15/2019		245,000	316,124
DnB NOR Bank ASA
3.875%, 06/29/2020	EUR	75,000	106,186
DTEK Finance BV
9.500%, 04/28/2015		$100,000	101,750
9.500%, 04/28/2015 (S)		250,000	254,375
E*Trade Financial Corp.
6.750%, 06/01/2016		300,000	306,000
7.875%, 12/01/2015		450,000	443,250
E*Trade Financial Corp., PIK
12.500%, 11/30/2017		1,741,000	2,002,150
EC Finance PLC
9.750%, 08/01/2017 (S)	EUR	350,000	472,609
ERAC USA Finance LLC
2.250%, 01/10/2014 (S)		$110,000	111,783
2.750%, 07/01/2013 (S)		250,000	255,073
4.500%, 08/16/2021 (S)		135,000	137,316
5.250%, 10/01/2020 (S)		350,000	376,485
5.800%, 10/15/2012 (S)		507,000	531,016
Eurohypo AG
4.500%, 01/21/2013 (S)	EUR	342,000	508,588
European Investment Bank
4.750%, 10/15/2017		535,000	867,822
6.500%, 08/07/2019	AUD	640,000	728,173
8.750%, 08/25/2017	GBP	450,000	980,114
FCE Bank PLC
9.375%, 01/17/2014	EUR	50,000	74,339
Federal Realty Investment Trust
5.900%, 04/01/2020		$55,000	59,464
6.000%, 07/15/2012		135,000	139,555
Fifth Third Bancorp
3.625%, 01/25/2016		395,000	400,257
6.250%, 05/01/2013		380,000	405,454
8.250%, 03/01/2038		270,000	305,247
GE Capital Canada Funding Company
5.730%, 10/22/2037	CAD	35,000	37,120
GE Capital European Funding Company
3.500%, 02/14/2013	EUR	110,000	160,218
4.625%, 02/22/2027		100,000	134,619
5.250%, 05/18/2015		145,000	220,819
GE Capital Trust IV (4.625% to
09/15/2016 then 3 month EURIBOR
+1.600%)
09/15/2066		135,000	164,838
GE Capital UK Funding Company
5.625%, 12/12/2014	GBP	80,000	140,375
General Electric Capital Corp.
0.876%, 04/07/2014 (P)		$485,000	477,981

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
General Electric Capital Corp. (continued)
2.100%, 01/07/2014		$560,000	$567,629
2.250%, 11/09/2015		290,000	291,541
4.625%, 01/07/2021		355,000	365,539
5.300%, 02/11/2021		250,000	265,896
5.875%, 01/14/2038		450,000	457,241
6.875%, 01/10/2039		815,000	934,953
General Motors Financial Company, Inc.
6.750%, 06/01/2018 (S)		225,000	223,875
General Shopping Finance, Ltd.
10.000%, (S)		200,000	201,352
GMAC International Finance BV
7.500%, 04/21/2015	EUR	100,000	135,749
GTB Finance B.V.
7.500%, 05/19/2016 (S)		$600,000	622,800
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)		275,000	263,919
7.628%, 06/15/2016 (S)		375,000	363,361
HBOS PLC
6.000%, 11/01/2033 (S)		420,000	299,937
HBOS PLC (4.375% to 10/30/2014, then
3 month EURIBOR + 1.36%)
10/30/2019	EUR	59,000	72,716
Health Care REIT, Inc.
4.700%, 09/15/2017		$160,000	163,057
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021		150,000	151,218
Hospitality Properties Trust
5.625%, 03/15/2017		225,000	228,287
7.875%, 08/15/2014		145,000	161,405
Host Hotels & Resorts LP
6.750%, 06/01/2016		300,000	306,750
Host Hotels & Resorts, Inc.
5.875%, 06/15/2019 (S)		150,000	145,875
HSBC Bank Canada/Toronto
3.558%, 10/04/2017	CAD	35,000	36,402
HSBC Bank PLC
1.625%, 08/12/2013 (S)		$185,000	183,853
HSBC Bank USA NA
4.625%, 04/01/2014		100,000	103,326
HSBC Covered Bonds France
3.375%, 01/20/2017	EUR	250,000	369,634
HSBC Holdings PLC
4.875%, 01/15/2014		50,000	75,839
5.100%, 04/05/2021		$905,000	969,703
5.250%, 12/12/2012		235,000	241,356
6.000%, 06/10/2019	EUR	50,000	73,780
6.250%, 03/19/2018		200,000	300,400
6.500%, 05/02/2036		$50,000	50,086
HSBC Holdings PLC (9.875% to
04/08/2013, then 3 month UK
GILT + 2.500%)
04/08/2018	GBP	60,000	105,751
HUB International Holdings, Inc.
9.000%, 12/15/2014 (S)		$550,000	536,250
10.250%, 06/15/2015 (S)		975,000	923,813
Hypothekenbank in Essen AG
3.875%, 11/21/2013	EUR	421,000	629,782
ICICI Bank, Ltd. (6.375% to 04/30/2017,
then 6 month LIBOR + 2.28%)
04/30/2022		$425,000	395,250
ING Bank NV
5.500%, 01/04/2012	EUR	71,000	102,897
Inter-American Development Bank
4.400%, 01/26/2026	CAD	410,000	448,752

The accompanying notes are an integral part of the financial statements.
285

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Intergas Finance BV
6.375%, 05/14/2017		$200,000	$211,361
International Lease Finance Corp.
5.750%, 05/15/2016		225,000	207,255
8.250%, 12/15/2020		750,000	763,125
8.875%, 09/01/2017		425,000	434,563
Intesa Sanpaolo SpA
3.875%, 04/01/2015	EUR	50,000	68,991
4.000%, 11/08/2018		100,000	128,835
5.000%, 09/23/2019		50,000	64,584
6.625%, 05/08/2018		50,000	65,067
Intesa Sanpaolo SpA (4.375% to
06/26/2013, then 3 month
EURIBOR + 1.000%)
06/26/2018		50,000	66,115
iPayment Holdings, Inc.
10.250%, 05/15/2018 (S)		$625,000	587,500
IRSA Inversiones y Representaciones SA
11.500%, 07/20/2020 (S)		402,000	428,755
Jefferies Group, Inc.
6.250%, 01/15/2036		260,000	252,234
8.500%, 07/15/2019		80,000	96,466
John Deere Capital Corp.
4.950%, 12/17/2012		175,000	184,341
John Deere Credit, Inc.
5.450%, 09/16/2015 (S)	CAD	40,000	45,841
JPMorgan Chase & Company
0.997%, 05/02/2014 (P)		$420,000	416,355
3.400%, 06/24/2015		260,000	267,797
3.700%, 01/20/2015		245,000	255,124
4.650%, 06/01/2014		805,000	858,750
5.250%, 01/14/2015	EUR	50,000	75,963
6.300%, 04/23/2019		$95,000	109,674
JPMorgan Chase & Company (4.375% to
11/12/2014, then 3 month
EURIBOR + 1.500%)
11/12/2019	EUR	150,000	204,724
Kazakhstan Temir Zholy Finance BV
7.000%, 05/11/2016		$150,000	161,813
Kazkommertsbank JSC
8.500%, 05/11/2018 (S)		400,000	358,000
KBC Internationale
Financieringsmaatschappij NV
3.875%, 03/31/2015	EUR	70,000	97,378
KeyCorp
3.750%, 08/13/2015		$695,000	716,397
5.100%, 03/24/2021		165,000	168,803
Kilroy Realty LP
4.800%, 07/15/2018		315,000	313,774
5.000%, 11/03/2015		275,000	290,866
6.625%, 06/01/2020		295,000	322,322
Kreditanstalt fuer Wiederaufbau
4.375%, 07/04/2018	EUR	365,000	585,832
4.700%, 06/02/2037	CAD	245,000	265,658
5.500%, 12/07/2015	GBP	525,000	977,802
6.000%, 08/20/2020	AUD	807,000	897,240
KWG Property Holding, Ltd.
12.500%, 08/18/2017		$100,000	93,400
12.750%, 03/30/2016		200,000	185,782
Legal & General Group PLC (4.000% to
06/08/2015 then 3 month EURIBOR
+1.700%)
06/08/2025	EUR	60,000	75,028
Lincoln National Corp.
4.850%, 06/24/2021		$290,000	285,847

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Lloyds TSB Bank PLC
4.375%, 01/12/2015 (S)		$250,000	$246,234
6.375%, 06/17/2016	EUR	160,000	238,663
6.500%, 03/24/2020		150,000	178,418
Longfor Properties Company, Ltd.
9.500%, 04/07/2016 (S)		$405,000	400,950
MassMutual Global Funding II
3.625%, 07/16/2012 (S)		354,000	362,212
Mellon Funding Corp.
6.375%, 11/08/2011	GBP	60,000	98,166
Merrill Lynch & Company, Inc.
4.450%, 01/31/2014	EUR	110,000	153,916
7.750%, 05/14/2038		$410,000	407,869
MetLife Institutional Funding II
1.146%, 04/04/2014 (P) (S)		495,000	495,363
MetLife, Inc.
1.519%, 08/06/2013 (P)		225,000	226,470
4.750%, 02/08/2021		540,000	565,639
Metropolitan Life Global Funding I
4.625%, 05/16/2017	EUR	100,000	150,603
Morgan Stanley
1.853%, 01/24/2014 (P)		$650,000	637,264
3.450%, 11/02/2015		245,000	236,997
4.000%, 07/24/2015		190,000	189,007
4.100%, 01/26/2015		885,000	880,377
4.200%, 11/20/2014		75,000	75,166
4.500%, 10/29/2014	EUR	150,000	214,036
4.900%, 02/23/2017	CAD	45,000	45,091
5.000%, 05/02/2019	EUR	150,000	206,551
5.125%, 11/30/2015	GBP	100,000	161,841
6.000%, 04/28/2015		$715,000	748,041
6.625%, 04/01/2018		100,000	107,060
7.300%, 05/13/2019		550,000	613,651
MPT Operating Partnership LP/MPT
Finance Corp.
6.875%, 05/01/2021 (S)		350,000	333,375
MU Finance PLC
8.375%, 02/01/2017 (S)		300,000	318,000
8.750%, 02/01/2017 (S)	GBP	50,000	84,412
Muenchener Rueckversicherungs AG
(5.767% to 06/12/2017, then 3 month
EURIBOR + 2.040%)
(Q)	EUR	100,000	120,666
National Australia Bank, Ltd.
2.350%, 11/16/2012 (S)		$315,000	319,269
5.375%, 12/08/2014	GBP	50,000	87,428
National Rural Utilities Cooperative
Finance Corp.
2.625%, 09/16/2012		$185,000	189,019
Nationwide Building Society
3.750%, 01/20/2015	EUR	100,000	142,470
4.375%, 02/28/2022		250,000	371,186
5.625%, 09/09/2019	GBP	50,000	82,259
New York Life Funding
5.125%, 02/03/2015		50,000	87,837
New York Life Global Funding
2.450%, 07/14/2016 (S)		$465,000	474,284
4.375%, 01/19/2017	EUR	100,000	150,161
Nissan Motor Acceptance Corp.
3.250%, 01/30/2013 (S)		$130,000	133,316
Nordea Bank AB
1.750%, 10/04/2013 (S)		195,000	193,214
2.125%, 01/14/2014 (S)		200,000	201,380
2.500%, 11/13/2012 (S)		165,000	167,904
4.500%, 03/26/2020	EUR	150,000	209,329

The accompanying notes are an integral part of the financial statements.
286

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Nordea Bank AB (continued)
4.875%, 05/13/2021 (S)		$650,000	$592,527
Nordea Hypotek AB
3.500%, 01/18/2017	EUR	294,000	440,029
Nuveen Investments, Inc.
5.500%, 09/15/2015		$825,000	684,750
10.500%, 11/15/2015		1,200,000	1,158,000
10.500%, 11/15/2015 (S)		350,000	334,250
Offshore Group Investments, Ltd.
11.500%, 08/01/2015 (S)		100,000	106,500
Ohio National Financial Services, Inc.
6.350%, 04/01/2013 (S)		15,000	15,930
Omega Healthcare Investors, Inc.
6.750%, 10/15/2022		475,000	456,000
Ono Finance II PLC
11.125%, 07/15/2019 (S)	EUR	285,000	356,180
Pacific Life Funding LLC
5.125%, 01/20/2015	GBP	89,000	153,138
PartnerRe Finance B LLC
5.500%, 06/01/2020		$290,000	297,331
PHH Corp.
9.250%, 03/01/2016		275,000	285,313
PNC Funding Corp.
4.375%, 08/11/2020		60,000	63,448
5.625%, 02/01/2017		115,000	128,032
6.700%, 06/10/2019		345,000	412,035
Principal Financial Global
Funding II LLC
4.500%, 01/26/2017	EUR	50,000	72,861
Principal Financial Group, Inc.
6.050%, 10/15/2036		$180,000	186,020
7.875%, 05/15/2014		385,000	440,756
8.875%, 05/15/2019		135,000	177,814
ProLogis LP
4.500%, 08/15/2017		330,000	336,612
6.625%, 12/01/2019		185,000	188,366
Promsvyazbank OJSC Via PSB
Finance SA
6.200%, 04/25/2014 (S)		400,000	391,961
Provident Companies, Inc.
7.000%, 07/15/2018		435,000	507,009
Provident Funding
Associates LP/PFG Finance Corp.
10.125%, 02/15/2019 (S)		125,000	113,750
10.250%, 04/15/2017 (S)		350,000	351,750
Prudential Financial, Inc.
2.750%, 01/14/2013		95,000	96,326
3.625%, 09/17/2012		425,000	435,060
4.750%, 09/17/2015		465,000	497,205
Rabobank Nederland NV
4.125%, 01/14/2020	EUR	150,000	223,623
Raymond James Financial, Inc.
4.250%, 04/15/2016		$120,000	126,218
RCI Banque SA
2.116%, 04/11/2014 (S)		195,000	187,161
4.375%, 01/27/2015	EUR	148,000	209,045
4.600%, 04/12/2016 (S)		$435,000	450,302
Realogy Corp.
11.500%, 04/15/2017		700,000	556,500
Reckson Operating Partnership LP
6.000%, 03/31/2016		395,000	418,113
Regency Centers LP
5.875%, 06/15/2017		120,000	136,350
6.000%, 06/15/2020		165,000	190,727

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Regions Bank
7.500%, 05/15/2018		$250,000	$243,750
Regions Financial Corp.
5.750%, 06/15/2015		310,000	292,950
Reinsurance Group of America, Inc.
5.000%, 06/01/2021		360,000	375,596
5.625%, 03/15/2017		150,000	166,076
6.450%, 11/15/2019		250,000	286,094
Reliance Intermediate Holdings LP
9.500%, 12/15/2019 (S)		425,000	451,563
Rouse Company LP
6.750%, 11/09/2015		625,000	632,813
Rouse Company LP/TRC Co-Issuer, Inc.
6.750%, 05/01/2013 (S)		100,000	101,875
Royal Bank of Canada
0.550%, 04/17/2014 (P)		460,000	459,945
4.625%, 01/22/2018	EUR	390,000	621,451
Royal Bank of Canada (4.350% to
06/15/2015, then 3 month
CDOR + 1.410%)
06/15/2020	CAD	60,000	64,183
Royal Bank of Scotland Group PLC
5.250%, 05/15/2013	EUR	60,000	87,625
RSHB Capital SA for OJSC Russian
Agricultural Bank
6.299%, 05/15/2017		$200,000	210,984
Santander Issuances S.A. Unipersonal
(4.500% to 09/30/2014, then 3 month
EURIBOR + 0.860%)
09/30/2019	EUR	100,000	122,745
Santander Issuances S.A. Unipersonal
(4.750% to 05/29/2014, then 3 month
EURIBOR + 0.800%)
05/29/2019		100,000	124,916
Skandinaviska Enskilda Banken AB
6.625%, 07/09/2014	GBP	50,000	88,234
SLM Corp.
4.750%, 03/17/2014	EUR	100,000	141,282
5.050%, 11/14/2014		$75,000	74,275
5.125%, 08/27/2012		735,000	738,515
5.375%, 05/15/2014		500,000	497,629
6.250%, 01/25/2016		735,000	751,123
8.450%, 06/15/2018		915,000	967,992
Societe Financement de l’Economie
Francaise
3.250%, 01/16/2014	EUR	278,000	414,801
Societe Generale SA
2.500%, 01/15/2014 (S)		$305,000	292,645
3.500%, 01/15/2016 (S)		205,000	190,299
5.250%, 03/28/2013	EUR	100,000	147,611
5.400%, 01/30/2018	GBP	25,000	36,837
6.125%, 08/20/2018	EUR	50,000	70,484
Springleaf Finance Corp.
6.900%, 12/15/2017		$1,350,000	1,140,750
Standard Bank PLC
8.125%, 12/02/2019		400,000	436,000
Standard Chartered Bank
5.875%, 09/26/2017	EUR	200,000	295,428
Standard Chartered PLC
3.850%, 04/27/2015 (S)		$755,000	775,752
State Street Corp.
0.679%, 03/07/2014 (P)		270,000	269,330
Sun Life Financial, Inc.
5.700%, 07/02/2019	CAD	40,000	44,835

The accompanying notes are an integral part of the financial statements.
287

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
SunTrust Banks, Inc.
3.600%, 04/15/2016		$305,000	$306,200
Svenska Handelsbanken AB
4.875%, 03/25/2014	EUR	75,000	114,482
5.500%, 05/26/2016	GBP	50,000	88,942
Synovus Financial Corp.
5.125%, 06/15/2017		$275,000	231,000
The Allstate Corp.
7.450%, 05/16/2019		270,000	328,234
The Goldman Sachs Group, Inc.
1.269%, 02/07/2014 (P)		655,000	632,059
3.625%, 02/07/2016		300,000	300,103
3.700%, 08/01/2015		750,000	757,703
4.500%, 01/30/2017	EUR	150,000	206,309
5.125%, 10/16/2014		100,000	145,722
5.250%, 12/15/2015	GBP	10,000	16,380
6.125%, 02/14/2017		20,000	33,633
6.150%, 04/01/2018		$640,000	683,485
6.250%, 02/01/2041		255,000	250,107
6.375%, 05/02/2018	EUR	50,000	74,993
6.750%, 10/01/2037		$190,000	179,883
7.500%, 02/15/2019		140,000	159,785
The Royal Bank of Scotland PLC
3.400%, 08/23/2013		835,000	832,589
5.375%, 09/30/2019	EUR	100,000	133,409
5.750%, 05/21/2014		50,000	73,996
6.000%, 05/10/2013		40,000	57,570
The Toronto-Dominion Bank
0.432%, 07/26/2013 (P)		$185,000	184,945
0.549%, 07/14/2014 (P)		185,000	185,247
2.500%, 07/14/2016		475,000	488,466
The Toronto-Dominion Bank (5.69% to
06/03/2013 then 3 month
CDOR + 1.000%)
06/03/2018	CAD	75,000	81,197
TNK-BP Finance SA
6.625%, 03/20/2017		$150,000	161,625
7.250%, 02/02/2020 (S)		100,000	110,120
7.875%, 03/13/2018		100,000	114,120
Tomkins LLC/Tomkins, Inc.
9.000%, 10/01/2018 (S)		425,000	450,500
TransCapitalInvest, Ltd.
8.700%, 08/07/2018		290,000	355,975
Travelers Insurance Company Institutional
Funding, Ltd.
5.750%, 12/06/2011	GBP	54,000	88,334
Tube City IMS Corp.
9.750%, 02/01/2015		$575,000	573,563
Turkiye Garanti Bankasi AS
6.250%, 04/20/2021 (S)		400,000	378,000
U.S. Bancorp
3.442%, 02/01/2016		515,000	530,191
UBS AG (4.250% to 09/16/2014, then
3 month EURIBOR + 1.260%)
09/16/2019	EUR	100,000	139,716
UBS AG/London
6.000%, 04/18/2018		50,000	79,387
6.375%, 07/20/2016	GBP	25,000	44,524
UBS AG/Stamford CT
1.253%, 01/28/2014 (P)		$250,000	248,513
1.403%, 02/23/2012 (P)		250,000	251,108
UniCredit SpA
4.250%, 07/29/2016	EUR	232,000	333,305
4.375%, 02/10/2014		50,000	70,188
5.750%, 09/26/2017		70,000	93,486

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Unum Group
5.625%, 09/15/2020		$115,000	$125,434
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)		105,000	119,492
USI Holdings Corp.
9.750%, 05/15/2015 (S)		225,000	212,625
Vanguard Health Holding
Company II LLC / Vanguard Holding
Company II I
7.750%, 02/01/2019		325,000	304,688
VEB Finance, Ltd.
6.902%, 07/09/2020 (S)		585,000	632,502
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/2015		255,000	257,304
VTB Capital SA
6.875%, 05/29/2018		250,000	264,375
WEA Finance LLC
4.625%, 05/10/2021 (S)		95,000	92,429
WEA Finance LLC/WT
Finance Australia Pty, Ltd.
6.750%, 09/02/2019 (S)		220,000	249,186
7.500%, 06/02/2014 (S)		175,000	198,642
Wells Fargo & Company
4.600%, 04/01/2021		1,245,000	1,341,237
5.250%, 10/23/2012		235,000	246,517
Wells Fargo Financial Canada Corp.
4.330%, 12/06/2013	CAD	30,000	31,958
Westpac Banking Corp.
2.100%, 08/02/2013		$250,000	254,211
4.875%, 09/28/2012	EUR	75,000	111,191
5.000%, 10/21/2019	GBP	50,000	83,414
Woodside Finance, Ltd.
4.500%, 11/10/2014 (S)		$320,000	344,361
WPP Finance UK
8.000%, 09/15/2014		65,000	75,509
WT Finance Australia Pty, Ltd.
3.625%, 06/27/2012	EUR	50,000	72,498
Xstrata Finance Canada, Ltd.
5.500%, 11/16/2011 (S)		$240,000	242,212
Zions Bancorporation
7.750%, 09/23/2014		215,000	228,864

			118,056,464
Health Care - 1.88%
Accellent, Inc.
8.375%, 02/01/2017		75,000	74,531
AmerisourceBergen Corp.
5.625%, 09/15/2012		385,000	402,464
Amgen, Inc.
2.300%, 06/15/2016		210,000	214,627
Bausch & Lomb, Inc.
9.875%, 11/01/2015		75,000	77,813
Bayer AG
5.625%, 05/23/2018	GBP	50,000	91,379
Biomet, Inc.
11.625%, 10/15/2017		$1,050,000	1,123,500
Boston Scientific Corp.
4.500%, 01/15/2015		605,000	639,402
Capella Healthcare, Inc.
9.250%, 07/01/2017 (S)		625,000	610,938
Capsugel Financeco SCA
9.875%, 08/01/2019	EUR	600,000	827,425
Cardinal Health, Inc.
4.625%, 12/15/2020		$435,000	466,820
5.500%, 06/15/2013		280,000	301,680

The accompanying notes are an integral part of the financial statements.
288

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Community Health Systems, Inc.
8.875%, 07/15/2015		$375,000	$380,156
Crown Newco 3 PLC
7.000%, 02/15/2018 (S)	GBP	200,000	292,196
DaVita, Inc.
6.375%, 11/01/2018		$300,000	294,750
Express Scripts, Inc.
3.125%, 05/15/2016		535,000	546,934
5.250%, 06/15/2012		400,000	412,747
6.250%, 06/15/2014		245,000	272,794
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)		100,000	111,500
Giant Funding Corp.
8.250%, 02/01/2018 (S)		225,000	225,000
HCA, Inc.
7.500%, 02/15/2022		1,050,000	1,039,500
8.500%, 04/15/2019		100,000	109,000
IASIS Healthcare LLC/IASIS
Capital Corp
8.375%, 05/15/2019 (S)		650,000	568,750
inVentiv Health, Inc.
10.000%, 08/15/2018 (S)		625,000	564,063
Kindred Healthcare, Inc.
8.250%, 06/01/2019 (S)		625,000	556,250
Life Technologies Corp.
3.375%, 03/01/2013		365,000	375,181
3.500%, 01/15/2016		180,000	186,284
4.400%, 03/01/2015		460,000	483,250
LifePoint Hospitals, Inc.
6.625%, 10/01/2020		150,000	146,250
MedAssets, Inc.
8.000%, 11/15/2018 (S)		300,000	289,500
Medco Health Solutions, Inc.
2.750%, 09/15/2015		230,000	235,150
Merck Financial Services GmbH
3.375%, 03/24/2015	EUR	100,000	146,635
MultiPlan, Inc.
9.875%, 09/01/2018 (S)		$500,000	507,500
Mylan, Inc.
7.625%, 07/15/2017 (S)		200,000	213,500
Ontex IV SA
7.500%, 04/15/2018 (S)	EUR	450,000	578,551
Radiation Therapy Services, Inc.
9.875%, 04/15/2017		$300,000	277,500
Tenet Healthcare Corp.
6.500%, 06/01/2012		225,000	220,500
8.000%, 08/01/2020		475,000	460,750
8.875%, 07/01/2019		200,000	212,000
United Surgical Partners International, Inc.
8.875%, 05/01/2017		25,000	25,750
UnitedHealth Group, Inc.
3.875%, 10/15/2020		190,000	197,225
4.700%, 02/15/2021		200,000	216,874
Universal Health Services, Inc.
7.000%, 10/01/2018		100,000	99,000
Universal Hospital Services, Inc., PIK
8.500%, 06/01/2015		100,000	99,250
Valeant Pharmaceuticals International, Inc.
6.750%, 10/01/2017 (S)		250,000	232,500
6.875%, 12/01/2018 (S)		425,000	391,000
7.000%, 10/01/2020 (S)		350,000	316,750
Vanguard Health Holding
Company II LLC/Vanguard Holding
Company II, Inc.
8.000%, 02/01/2018		475,000	452,438

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Vanguard Health Systems, Inc.
Zero Coupon, 02/01/2016 (Z)		$17,000	$10,880
Warner Chilcott Company LLC
7.750%, 09/15/2018 (S)		500,000	491,250
Watson Pharmaceuticals, Inc.
5.000%, 08/15/2014		335,000	366,041
WellPoint, Inc.
4.350%, 08/15/2020		270,000	284,599
6.000%, 02/15/2014		520,000	581,174
6.800%, 08/01/2012		400,000	420,964

			18,722,465
Industrials - 3.41%
ACCO Brands Corp.
10.625%, 03/15/2015		125,000	136,719
Adecco International Financial
Services BV
4.750%, 04/13/2018	EUR	100,000	144,295
Aeropuertos Argentina 2000 SA
10.750%, 12/01/2020 (S)		$215,600	231,231
Aguila 3 SA
7.875%, 01/31/2018 (S)		300,000	282,000
AGY Holding Corp.
11.000%, 11/15/2014		225,000	197,156
Air Jamaica, Ltd.
9.375%, 07/08/2015		65,714	68,671
Aircastle, Ltd.
9.750%, 08/01/2018		375,000	394,688
American Airlines, Inc.
7.500%, 03/15/2016 (S)		725,000	656,125
Amsted Industries, Inc.
8.125%, 03/15/2018 (S)		200,000	207,000
Ardagh Glass Finance PLC
7.125%, 06/15/2017	EUR	100,000	121,384
Associated Materials LLC
9.125%, 11/01/2017		$725,000	638,000
Atlantia SpA
5.625%, 05/06/2016	EUR	100,000	150,710
6.250%, 06/09/2022	GBP	20,000	33,544
Autoroutes du Sud de la France
7.375%, 03/20/2019	EUR	100,000	175,756
Avis Budget Car Rental LLC/Avis
Budget Finance, Inc.
7.625%, 05/15/2014		$360,000	361,800
9.625%, 03/15/2018		75,000	76,688
BE Aerospace, Inc.
8.500%, 07/01/2018		450,000	483,750
Bombardier, Inc.
6.125%, 05/15/2021 (S)	EUR	100,000	132,889
7.250%, 11/15/2016		50,000	72,543
Burlington Northern Santa Fe LLC
5.050%, 03/01/2041		$275,000	273,952
5.400%, 06/01/2041		435,000	453,112
Canadian Pacific Railway Company
7.250%, 05/15/2019		260,000	326,510
Case New Holland, Inc.
7.875%, 12/01/2017		950,000	1,028,375
Caterpillar Financial Services Corp.
0.536%, 04/01/2014 (P)		250,000	250,443
CHC Helicopter SA
9.250%, 10/15/2020 (S)		550,000	456,500
Cie de St-Gobain
4.000%, 10/08/2018	EUR	100,000	140,343
Clondalkin Acquisition BV
2.247%, 12/15/2013 (S)		$175,000	168,438

The accompanying notes are an integral part of the financial statements.
289

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Coleman Cable, Inc.
9.000%, 02/15/2018		$325,000	$324,188
Columbus Mckinnon Corp.
7.875%, 02/01/2019		150,000	147,750
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016		173,292	187,155
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 11/10/2019		237,979	249,878
Continental Airlines 2009-2 Class B Pass
Through Trust
9.250%, 05/10/2017		89,443	89,443
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021		135,000	126,225
Continental Airlines, Inc.
6.750%, 09/15/2015 (S)		825,000	804,375
CSX Corp.
5.750%, 03/15/2013		250,000	267,697
Danaher European Finance Company
4.500%, 07/22/2013	EUR	50,000	74,862
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022		$105,888	108,005
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 12/17/2019		70,112	73,618
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 05/23/2019		118,281	114,462
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019		85,000	82,875
Delta Air Lines, Inc.
9.500%, 09/15/2014 (S)		359,000	367,975
12.250%, 03/15/2015 (S)		925,000	978,188
DP World Sukuk, Ltd.
6.250%, 07/02/2017		550,000	574,475
6.250%, 07/02/2017 (S)		970,000	1,013,165
DP World, Ltd.
6.850%, 07/02/2037		100,000	97,000
Ducommun, Inc.
9.750%, 07/15/2018 (S)		175,000	175,875
Dycom Investments, Inc.
7.125%, 01/15/2021		375,000	371,250
Embraer Overseas, Ltd.
6.375%, 01/15/2020		175,000	190,750
Euramax International, Inc.
9.500%, 04/01/2016 (S)		400,000	344,000
Experian Finance PLC
4.750%, 02/04/2020	EUR	100,000	153,855
Finmeccanica Finance SA
5.750%, 12/12/2018		135,000	192,365
Florida East Coast Holdings Corp., PIK
10.500%, 08/01/2017 (S)		$184,296	177,846
Florida East Coast Railway Corp.
8.125%, 02/01/2017 (S)		250,000	248,750
FTI Consulting, Inc.
7.750%, 10/01/2016		425,000	432,438
G4S PLC
7.750%, 05/13/2019	GBP	50,000	95,909
Garda World Security Corp.
9.750%, 03/15/2017 (S)		$250,000	256,250

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
GATX Corp.
3.500%, 07/15/2016		$205,000	$216,088
4.850%, 06/01/2021		410,000	433,543
GATX Financial Corp.
5.500%, 02/15/2012		275,000	279,902
GeoEye, Inc.
9.625%, 10/01/2015		150,000	167,625
Georgian Railway LLC
9.875%, 07/22/2015		200,000	213,000
Gibraltar Industries, Inc.
8.000%, 12/01/2015		450,000	443,250
Greater Toronto Airports Authority
6.470%, 02/02/2034 (S)	CAD	25,000	31,662
Grupo Petrotemex SA de CV
9.500%, 08/19/2014 (S)		$325,000	351,000
Interline Brands, Inc.
7.000%, 11/15/2018		325,000	325,000
International Lease Finance Corp.
6.500%, 09/01/2014 (S)		200,000	203,000
6.625%, 11/15/2013		490,000	477,750
Kansas City Southern de Mexico SA
de CV
8.000%, 02/01/2018		400,000	430,000
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017 (S)		175,000	177,625
10.000%, 06/01/2017		950,000	976,125
L-3 Communications Corp.
4.750%, 07/15/2020		475,000	492,854
6.375%, 10/15/2015		200,000	203,500
MAN SE
7.250%, 05/20/2016	EUR	25,000	41,809
Manpower, Inc.
4.750%, 06/14/2013		50,000	73,332
Masco Corp.
6.125%, 10/03/2016		$100,000	97,906
Maxim Crane Works LP
12.250%, 04/15/2015 (S)		200,000	185,000
McJunkin Red Man Corp.
9.500%, 12/15/2016		500,000	502,500
MPL 2 Acquisition Canco, Inc.
9.875%, 08/15/2018 (S)		225,000	216,000
National Express Group PLC
6.250%, 01/13/2017	GBP	50,000	87,145
Nortek, Inc.
8.500%, 04/15/2021 (S)		$625,000	534,375
10.000%, 12/01/2018 (S)		375,000	358,125
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)		100,000	105,125
OI European Group BV
6.750%, 09/15/2020 (S)	EUR	100,000	133,595
Oshkosh Corp.
8.250%, 03/01/2017		$275,000	282,563
Plastipak Holdings, Inc.
10.625%, 08/15/2019 (S)		175,000	187,250
Ply Gem Industries, Inc.
8.250%, 02/15/2018		400,000	338,000
RBS Global, Inc./Rexnord LLC
8.500%, 05/01/2018		500,000	505,000
Rearden G Holdings EINS GmbH
7.875%, 03/30/2020 (S)		350,000	362,250
Rentokil Initial PLC
4.625%, 03/27/2014	EUR	100,000	149,164
5.750%, 03/31/2016	GBP	50,000	85,276
Republic Services, Inc.
5.700%, 05/15/2041		$600,000	621,436

The accompanying notes are an integral part of the financial statements.
290

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Rolls-Royce PLC
7.375%, 06/14/2016	GBP	25,000	$49,002
Roper Industries, Inc.
6.250%, 09/01/2019		$355,000	418,818
6.625%, 08/15/2013		150,000	165,316
RSC Equipment Rental Inc/RSC
Holdings III LLC
8.250%, 02/01/2021		325,000	303,063
Securitas AB
6.500%, 04/02/2013	EUR	50,000	76,318
Sequa Corp.
11.750%, 12/01/2015 (S)		$325,000	338,000
13.500%, 12/01/2015 (S)		125,000	132,500
Sigma Alimentos SA de CV
5.625%, 04/14/2018 (S)		300,000	306,000
Southwest Airlines Company
5.125%, 03/01/2017		385,000	412,684
6.500%, 03/01/2012		510,000	522,783
Spirit Aerosystems, Inc.
7.500%, 10/01/2017		125,000	129,063
SPX Corp.
6.875%, 09/01/2017		250,000	260,625
Stena AB
6.125%, 02/01/2017	EUR	85,000	97,682
TAM Capital, Inc.
7.375%, 04/25/2017		$100,000	99,000
Terex Corp.
8.000%, 11/15/2017		575,000	560,625
10.875%, 06/01/2016		25,000	27,813
The Manitowoc Company, Inc.
8.500%, 11/01/2020		175,000	174,125
TransDigm, Inc.
7.750%, 12/15/2018 (S)		475,000	483,313
U.S. Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023		105,000	102,375
Union Pacific Corp.
4.750%, 09/15/2041		455,000	447,443
United Air Lines, Inc.
12.000%, 11/01/2013 (S)		100,000	103,500
United Rentals North America, Inc.
10.875%, 06/15/2016		250,000	273,750
USG Corp.
8.375%, 10/15/2018 (S)		50,000	43,625
Valmont Industries, Inc.
6.625%, 04/20/2020		500,000	577,681
Verisk Analytics, Inc.
5.800%, 05/01/2021		260,000	289,089
Volvo Treasury AB
9.875%, 02/27/2014	EUR	50,000	83,159
Votorantim Cimentos SA
5.250%, 04/28/2017 (S)		50,000	71,346
7.250%, 04/05/2041 (S)		$400,000	394,000
Waste Management, Inc.
2.600%, 09/01/2016		110,000	111,411
6.100%, 03/15/2018		190,000	222,263
WM Finance Corp.
9.500%, 06/15/2016 (S)		100,000	102,000
Xefin Lux SCA
8.000%, 06/01/2018 (S)	EUR	200,000	264,316

			33,913,709
Information Technology - 1.76%
Advanced Micro Devices, Inc.
7.750%, 08/01/2020		$275,000	279,125

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Information Technology (continued)
Advanced Micro Devices, Inc. (continued)
8.125%, 12/15/2017	$100,000	$102,750
Affiliated Computer Services, Inc.
5.200%, 06/01/2015	130,000	143,635
Agilent Technologies, Inc.
2.500%, 07/15/2013	70,000	71,353
5.000%, 07/15/2020	145,000	154,206
Anixter, Inc.
10.000%, 03/15/2014	300,000	342,000
Aspect Software, Inc.
10.625%, 05/15/2017	150,000	154,500
Avaya, Inc.
7.000%, 04/01/2019 (S)	200,000	180,000
9.750%, 11/01/2015	50,000	42,500
Avaya, Inc., PIK
10.125%, 11/01/2015	1,700,000	1,468,375
Broadcom Corp.
1.500%, 11/01/2013 (S)	175,000	175,906
2.375%, 11/01/2015 (S)	275,000	278,362
Brocade Communications Systems, Inc.
6.875%, 01/15/2020	45,000	45,788
CDW LLC/CDW Finance Corp.
8.500%, 04/01/2019 (S)	525,000	486,938
11.000%, 10/12/2015	575,000	586,500
12.535%, 10/12/2017	1,425,000	1,425,000
CDW LLC/CDW Finance Corp., PIK
11.500%, 10/12/2015	325,000	331,500
CommScope, Inc.
8.250%, 01/15/2019 (S)	750,000	742,500
Eagle Parent, Inc.
8.625%, 05/01/2019 (S)	500,000	460,000
Earthlink, Inc.
8.875%, 05/15/2019 (S)	200,000	179,000
EH Holding Corp.
6.500%, 06/15/2019 (S)	475,000	475,000
7.625%, 06/15/2021 (S)	475,000	472,625
Equinix, Inc.
7.000%, 07/15/2021	200,000	203,000
8.125%, 03/01/2018	275,000	291,500
Fidelity National
Information Services, Inc.
7.625%, 07/15/2017	325,000	338,000
7.875%, 07/15/2020	200,000	208,000
First Data Corp.
7.375%, 06/15/2019 (S)	400,000	376,000
11.250%, 03/31/2016	1,000,000	840,000
12.625%, 01/15/2021 (S)	2,175,000	2,055,375
Fiserv, Inc.
3.125%, 06/15/2016	265,000	271,011
Freescale Semiconductor, Inc.
8.050%, 02/01/2020	75,000	71,625
iGate Corp.
9.000%, 05/01/2016 (S)	850,000	803,250
Jabil Circuit, Inc.
5.625%, 12/15/2020	145,000	139,381
Lender Processing Services, Inc.
8.125%, 07/01/2016	250,000	238,750
MEMC Electronic Materials, Inc.
7.750%, 04/01/2019 (S)	575,000	504,563
NXP BV/NXP Funding LLC
9.750%, 08/01/2018 (S)	400,000	421,000
Sensata Technologies BV
6.500%, 05/15/2019 (S)	450,000	433,125
SunGard Data Systems, Inc.
10.250%, 08/15/2015	75,000	76,500

The accompanying notes are an integral part of the financial statements.
291

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Information Technology (continued)
SunGard Data Systems, Inc. (continued)
10.625%, 05/15/2015		$175,000	$185,500
Telefonaktiebolaget LM Ericsson
5.000%, 06/24/2013	EUR	50,000	75,186
5.375%, 06/27/2017		50,000	78,825
Viasat, Inc.
8.875%, 09/15/2016		$150,000	155,250
Xerox Corp.
1.110%, 05/16/2014 (P)		105,000	105,042
5.500%, 05/15/2012		135,000	139,325
5.650%, 05/15/2013		270,000	288,862
6.350%, 05/15/2018		350,000	410,487
8.250%, 05/15/2014		130,000	150,351

			17,457,471
Materials - 2.91%
AEP Industries, Inc.
8.250%, 04/15/2019 (S)		250,000	240,625
AK Steel Corp.
7.625%, 05/15/2020		300,000	276,000
Allegheny Technologies, Inc.
5.950%, 01/15/2021		500,000	561,506
9.375%, 06/01/2019		165,000	214,077
ALROSA Finance SA
7.750%, 11/03/2020 (S)		325,000	348,563
Anglo American Capital PLC
2.150%, 09/27/2013 (S)		310,000	313,734
ArcelorMittal
3.750%, 08/05/2015		150,000	148,366
5.375%, 06/01/2013		850,000	883,817
9.375%, 06/03/2016	EUR	100,000	163,445
Ball Corp.
7.375%, 09/01/2019		$250,000	271,250
Barrick Gold Finance Company LLC
6.125%, 09/15/2013		230,000	253,801
Barrick North America Finance LLC
5.700%, 05/30/2041 (S)		575,000	605,179
Boise Paper Holdings LLC/Boise Co-
Issuer Company
8.000%, 04/01/2020		150,000	153,375
Boise Paper Holdings LLC/Boise Finance
Company
9.000%, 11/01/2017		200,000	212,500
Building Materials Corp. of America
6.750%, 05/01/2021 (S)		325,000	311,188
BWAY Holding Company
10.000%, 06/15/2018		250,000	265,000
Carpenter Technology Corp.
5.200%, 07/15/2021		295,000	310,106
Cascades, Inc.
7.750%, 12/15/2017		225,000	218,250
7.875%, 01/15/2020		275,000	264,688
Celulosa Arauco y Constitucion SA
5.000%, 01/21/2021		190,000	192,745
5.125%, 07/09/2013		80,000	84,417
Cemex Finance LLC
9.500%, 12/14/2016 (S)		905,000	798,663
Cemex SAB de CV
5.246%, 09/30/2015 (P) (S)		230,000	179,400
9.000%, 01/11/2018 (S)		100,000	82,500
CF Industries, Inc.
6.875%, 05/01/2018		550,000	623,563
China Oriental Group Company, Ltd.
8.000%, 08/18/2015 (S)		100,000	96,000

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
China Shanshui Cement Group, Ltd.
8.500%, 05/25/2016 (S)		$250,000	$243,750
Clarendon Alumina Production, Ltd.
8.500%, 11/16/2021		100,000	102,243
Clearwater Paper Corp.
7.125%, 11/01/2018		150,000	150,750
10.625%, 06/15/2016		200,000	219,000
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021		455,000	458,063
Corp. Nacional del Cobre de Chile
3.750%, 11/04/2020 (S)		315,000	316,544
7.500%, 01/15/2019 (S)		230,000	292,881
CRH America, Inc.
5.300%, 10/15/2013		140,000	148,021
CRH Finance BV
7.375%, 05/28/2014	EUR	100,000	157,571
Crown European Holdings SA
7.125%, 08/15/2018 (S)		50,000	69,311
7.125%, 08/15/2018		50,000	69,311
Domtar Corp.
9.500%, 08/01/2016		$50,000	59,000
Exopack Holding Corp.
10.000%, 06/01/2018 (S)		275,000	270,875
Fibria Overseas Finance, Ltd.
7.500%, 05/04/2020 (S)		287,000	295,610
FMG Resources August 2006 Pty, Ltd.
7.000%, 11/01/2015 (S)		475,000	473,813
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 04/01/2017		470,000	507,013
Graphic Packaging International, Inc.
7.875%, 10/01/2018		300,000	315,000
9.500%, 06/15/2017		150,000	163,125
HeidelbergCement Finance BV
8.000%, 01/31/2017	EUR	175,000	252,645
Hexion US Finance Corp./Hexion Nova
Scotia Finance ULC
8.875%, 02/01/2018		$300,000	280,500
9.000%, 11/15/2020		175,000	152,688
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/2019 (S)		555,000	604,710
Huntsman International LLC
8.625%, 03/15/2020 to 03/15/2021		800,000	834,625
JMC Steel Group
8.250%, 03/15/2018 (S)		350,000	342,125
Kerling PLC
10.625%, 02/01/2017 (S)	EUR	325,000	424,845
Koppers, Inc.
7.875%, 12/01/2019		$200,000	210,000
Lafarge SA
6.250%, 04/13/2018	EUR	150,000	200,069
Lanxess Finance BV
4.125%, 05/23/2018		80,000	113,577
LBI Escrow Corp.
8.000%, 11/01/2017		80,580	122,698
Linde Finance BV
6.500%, 01/29/2016	GBP	45,000	84,744
Lyondell Chemical Company
8.000%, 11/01/2017 (S)		$725,000	802,938
11.000%, 05/01/2018		200,000	223,250
Mercer International, Inc.
9.500%, 12/01/2017		475,000	472,625
Metalloinvest Finance, Ltd.
6.500%, 07/21/2016 (S)		300,000	293,400
Mirabela Nickel, Ltd.
8.750%, 04/15/2018 (S)		300,000	279,000

The accompanying notes are an integral part of the financial statements.
292

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Momentive Performance Materials, Inc.
9.000%, 01/15/2021		$175,000	$149,625
11.500%, 12/01/2016		425,000	420,750
New World Resources BV
7.875%, 05/01/2018 (S)	EUR	275,000	377,261
Novelis, Inc.
8.750%, 12/15/2020		$475,000	499,938
PolyOne Corp.
7.375%, 09/15/2020		200,000	206,000
POSCO
4.250%, 10/28/2020 (S)		175,000	165,258
Rexam PLC (6.750% to 06/29/2017, then
3 month EURIBOR + 2.900%)
06/29/2067	EUR	150,000	198,685
Rhodia SA
6.875%, 09/15/2020 (S)		$200,000	233,500
Rio Tinto Finance USA, Ltd.
4.125%, 05/20/2021		655,000	687,533
8.950%, 05/01/2014		315,000	377,773
Ryerson Holding Corp.
Zero Coupon, 02/01/2015 (Z)		1,875,000	937,500
Ryerson, Inc.
12.000%, 11/01/2015		600,000	615,750
Sappi Papier Holding GmbH
6.625%, 04/15/2018 (S)	EUR	100,000	124,968
Severstal Columbus LLC
10.250%, 02/15/2018		$375,000	388,125
Severstal OAO Via Steel Capital SA
6.700%, 10/25/2017 (S)		175,000	173,758
Smurfit Kappa Acquisitions Company
7.750%, 11/15/2019 (S)	EUR	54,000	74,080
Solo Cup Company
10.500%, 11/01/2013		$350,000	357,000
Solutia, Inc.
7.875%, 03/15/2020		325,000	346,125
8.750%, 11/01/2017		325,000	345,313
Southern Copper Corp.
7.500%, 07/27/2035		200,000	226,858
Steel Dynamics, Inc.
7.625%, 03/15/2020		230,000	243,225
7.750%, 04/15/2016		50,000	51,063
Styrolution GmbH
7.625%, 05/15/2016 (S)	EUR	100,000	120,666
Teck Resources, Ltd.
9.750%, 05/15/2014		$25,000	30,180
10.250%, 05/15/2016		80,000	94,000
Texas Industries, Inc.
9.250%, 08/15/2020		300,000	271,500
The Dow Chemical Company
2.500%, 02/15/2016		545,000	549,206
8.550%, 05/15/2019		505,000	655,566
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018 (S)		225,000	205,313
Vale Overseas, Ltd.
6.250%, 01/23/2017		305,000	346,020
Vedanta Resources PLC
8.250%, 06/07/2021 (S)		250,000	238,750
9.500%, 07/18/2018 (S)		425,000	435,625
Verso Paper Holdings LLC/Verso
Paper, Inc.
11.500%, 07/01/2014		113,000	119,780
Vulcan Materials Company
7.500%, 06/15/2021		425,000	418,132

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
West China Cement, Ltd.
7.500%, 01/25/2016 (S)		$200,000	$182,000

			28,945,904
Telecommunication Services - 3.20%
America Movil SAB de CV
2.375%, 09/08/2016		400,000	396,752
3.625%, 03/30/2015		150,000	159,329
5.625%, 11/15/2017		110,000	125,626
5.750%, 01/15/2015		190,000	214,240
8.460%, 12/18/2036	MXN	1,000,000	78,412
American Tower Corp.
4.500%, 01/15/2018		$155,000	160,001
4.625%, 04/01/2015		330,000	355,955
7.250%, 05/15/2019		530,000	607,651
Ameritech Capital Funding, Inc.
6.550%, 01/15/2028		130,000	143,475
AT&T, Inc.
2.950%, 05/15/2016		85,000	88,148
5.550%, 08/15/2041		385,000	404,427
5.875%, 04/28/2017	GBP	50,000	91,758
6.300%, 01/15/2038		$575,000	641,594
6.550%, 02/15/2039		85,000	98,029
Bell Canada
5.000%, 02/15/2017 (S)	CAD	30,000	33,209
British Telecommunications PLC
6.500%, 07/07/2015	EUR	50,000	80,853
8.625%, 03/26/2020	GBP	40,000	82,082
Buccaneer Merger Sub, Inc.
9.125%, 01/15/2019 (S)		$625,000	625,000
CC Holdings GS V LLC/Crown Castle
GS III Corp.
7.750%, 05/01/2017 (S)		380,000	406,600
Cincinnati Bell, Inc.
7.000%, 02/15/2015		450,000	445,500
Clearwire Communications LLC
12.000%, 12/01/2015 (S)		350,000	330,750
Clearwire
Communications LLC/Clearwire
Finance, Inc.
12.000%, 12/01/2017 (S)		475,000	394,250
Cricket Communications, Inc.
7.750%, 05/15/2016 to 10/15/2020		500,000	469,500
7.750%, 10/15/2020 (S)		300,000	265,500
10.000%, 07/15/2015		325,000	335,969
Deutsche Telekom
International Finance BV
6.000%, 01/20/2017	EUR	30,000	48,552
7.125%, 09/26/2012	GBP	30,000	51,304
8.125%, 05/29/2012	EUR	35,000	52,491
Digicel Group, Ltd.
10.500%, 04/15/2018 (S)		$1,300,000	1,378,000
Digicel, Ltd.
8.250%, 09/01/2017 (S)		375,000	375,000
Eutelsat SA
4.125%, 03/27/2017	EUR	100,000	146,797
France Telecom SA
8.000%, 12/20/2017	GBP	15,000	30,201
GCI, Inc.
6.750%, 06/01/2021		$275,000	270,875
Goodman Networks, Inc.
12.125%, 07/01/2018 (S)		300,000	295,500
Intelsat Jackson Holdings SA
7.250%, 04/01/2019 to 10/15/2020 (S)		725,000	697,375
8.500%, 11/01/2019		225,000	233,438

The accompanying notes are an integral part of the financial statements.
293

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
Intelsat Luxembourg SA
11.250%, 02/04/2017		$1,650,000	$1,600,500
Intelsat Luxembourg SA, PIK
11.500%, 02/04/2017 (S)		750,000	728,438
Koninklijke KPN NV
5.750%, 03/18/2016	GBP	50,000	89,598
Level 3 Communications, Inc.
11.875%, 02/01/2019 (S)		$350,000	363,125
Level 3 Escrow, Inc.
8.125%, 07/01/2019 (S)		425,000	403,750
Level 3 Financing, Inc.
8.750%, 02/15/2017		200,000	196,000
9.375%, 04/01/2019 (S)		225,000	220,500
MetroPCS Wireless, Inc.
7.875%, 09/01/2018		775,000	785,656
Nara Cable Funding, Ltd.
8.875%, 12/01/2018 (S)	EUR	100,000	125,694
Nextel Communications, Inc.
5.950%, 03/15/2014		$325,000	318,500
7.375%, 08/01/2015		425,000	418,094
Nielsen Finance LLC
11.625%, 02/01/2014		163,000	184,598
NII Capital Corp.
7.625%, 04/01/2021		575,000	586,500
8.875%, 12/15/2019		224,000	236,880
10.000%, 08/15/2016		631,000	709,875
OTE PLC
4.625%, 05/20/2016	EUR	500,000	545,870
PAETEC Holding Corp.
8.875%, 06/30/2017		$375,000	400,313
Qwest Communications International, Inc.
7.500%, 02/15/2014		450,000	455,625
Qwest Corp.
7.500%, 10/01/2014		175,000	193,813
Rogers Communications, Inc.
5.380%, 11/04/2019	CAD	25,000	27,096
Sable International Finance, Ltd.
7.750%, 02/15/2017 (S)		$250,000	242,813
Satmex Escrow SA de CV
9.500%, 05/15/2017		100,000	98,125
9.500%, 05/15/2017 (S)		475,000	466,094
SBA Telecommunications, Inc.
8.000%, 08/15/2016		25,000	26,313
8.250%, 08/15/2019		150,000	158,625
SBA Tower Trust
4.254%, 04/15/2015 (S)		280,000	297,351
Sprint Capital Corp.
6.875%, 11/15/2028		325,000	290,875
8.750%, 03/15/2032		850,000	871,250
Sprint Nextel Corp.
8.375%, 08/15/2017		1,225,000	1,283,188
Sunrise Communications International SA
7.000%, 12/31/2017 (S)	EUR	100,000	138,622
Telecom Italia Capital SA
5.250%, 11/15/2013		$1,035,000	1,035,913
6.175%, 06/18/2014		270,000	272,374
Telecom Italia Finance SA
6.875%, 01/24/2013	EUR	130,000	194,374
Telecom Italia SpA
5.250%, 02/10/2022		50,000	64,944
8.250%, 03/21/2016		110,000	175,981
Telefonica Emisiones SAU
2.582%, 04/26/2013		$200,000	197,243
3.661%, 09/18/2017	EUR	100,000	133,839
3.992%, 02/16/2016		$515,000	504,231

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
Telefonica Emisiones SAU (continued)
4.674%, 02/07/2014	EUR	50,000	$72,519
4.693%, 11/11/2019		50,000	68,943
5.375%, 02/02/2018	GBP	50,000	80,037
5.431%, 02/03/2014	EUR	100,000	148,151
5.855%, 02/04/2013		$295,000	304,667
5.877%, 07/15/2019		275,000	275,679
6.221%, 07/03/2017		290,000	299,312
Telekom Finanzmanagement GmbH
6.375%, 01/29/2016	EUR	68,000	108,023
Telemar Norte Leste SA
5.125%, 12/15/2017		100,000	140,131
Telesat Canada
11.000%, 11/01/2015		$500,000	536,875
12.500%, 11/01/2017		350,000	399,000
TELUS Corp.
4.950%, 03/15/2017	CAD	25,000	27,641
Thomson Reuters Corp.
5.200%, 12/01/2014		40,000	44,620
TPSA Eurofinance France SA
6.000%, 05/22/2014	EUR	100,000	156,620
Trilogy International Partners LLC
10.250%, 08/15/2016 (S)		$375,000	369,375
UPC Holding BV
9.875%, 04/15/2018 (S)		350,000	365,750
Verizon Virginia, Inc.
4.625%, 03/15/2013		505,000	530,641
Virgin Media Secured Finance PLC
5.250%, 01/15/2021 (S)		200,000	217,134
Vodafone Group PLC
8.125%, 11/26/2018	GBP	50,000	104,173
West Corp.
7.875%, 01/15/2019		$300,000	286,500
8.625%, 10/01/2018		650,000	633,750
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)		225,000	210,938
Wind Acquisition Holdings Finance SA,
PIK
12.250%, 07/15/2017 (S)		201,091	201,091
Windstream Corp.
7.875%, 11/01/2017		275,000	289,094
8.625%, 08/01/2016		275,000	286,344

			31,813,731
Utilities - 2.88%
Abu Dhabi National Energy Company
5.620%, 10/25/2012 (S)		825,000	857,588
AES Andres Dominicana Ltd./Itabo
Dominicana Ltd.
9.500%, 11/12/2020		200,000	210,500
AGL Capital Corp.
5.250%, 08/15/2019		300,000	333,571
Allegheny Energy Supply Company LLC
6.750%, 10/15/2039 (S)		400,000	413,169
8.250%, 04/15/2012 (S)		95,000	99,163
Appalachian Power Company
5.650%, 08/15/2012		170,000	177,302
6.375%, 04/01/2036		115,000	128,549
Black Hills Corp.
6.500%, 05/15/2013		145,000	155,536
9.000%, 05/15/2014		115,000	133,602
Calpine Corp.
7.500%, 02/15/2021 (S)		675,000	681,750
7.875%, 07/31/2020 (S)		475,000	486,875

The accompanying notes are an integral part of the financial statements.
294

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
CenterPoint Energy Resources Corp.
5.850%, 01/15/2041 (S)		$140,000	$152,606
Centrais Eletricas do Para SA
10.500%, 06/03/2016 (S)		200,000	207,762
Centrica PLC
5.125%, 12/10/2014	GBP	50,000	88,150
7.125%, 12/09/2013	EUR	50,000	79,884
CEZ AS
5.000%, 10/19/2021		50,000	74,909
5.750%, 05/26/2015		50,000	78,854
Cia de Saneamento Basico do Estado de
Sao Paulo
6.250%, 12/16/2020 (S)		$200,000	206,000
CMS Energy Corp.
4.250%, 09/30/2015		110,000	112,822
6.250%, 02/01/2020		105,000	112,895
Commonwealth Edison Company
1.950%, 09/01/2016		80,000	79,875
Constellation Energy Group, Inc.
5.150%, 12/01/2020		560,000	585,670
Consumers Energy Company
6.000%, 02/15/2014		160,000	176,896
Dominion Resources, Inc.
1.950%, 08/15/2016		130,000	129,902
DTE Energy Company
1.029%, 06/03/2013 (P)		185,000	185,293
Dubai Electricity & Water Authority
7.375%, 10/21/2020 (S)		100,000	102,251
E.CL SA
5.625%, 01/15/2021 (S)		100,000	106,031
E.ON International Finance BV
5.500%, 01/19/2016	EUR	80,000	126,931
5.750%, 05/07/2020		60,000	99,153
6.000%, 10/30/2019	GBP	50,000	93,269
EDF SA
4.600%, 01/27/2020 (S)		$300,000	320,297
6.250%, 01/25/2021	EUR	50,000	85,535
6.875%, 12/12/2022	GBP	50,000	97,452
EDP Finance BV
4.750%, 09/26/2016	EUR	60,000	70,885
5.375%, 11/02/2012 (S)		$305,000	297,375
Enel Finance International NV
3.875%, 10/07/2014 (S)		250,000	252,653
5.125%, 10/07/2019 (S)		480,000	479,632
Enel SpA
5.250%, 01/14/2015	EUR	105,000	156,868
6.250%, 06/20/2019	GBP	50,000	83,743
ENN Energy Holdings, Ltd.
6.000%, 05/13/2021 (S)		$400,000	407,130
Enogex LLC
6.250%, 03/15/2020 (S)		175,000	200,672
Eskom Holdings, Ltd.
5.750%, 01/26/2021 (S)		768,000	824,064
Exelon Generation Company LLC
6.250%, 10/01/2039		335,000	363,361
Ferrellgas LP/Ferrellgas Finance Corp.
6.500%, 05/01/2021		550,000	493,625
FirstEnergy Corp.
7.375%, 11/15/2031		55,000	63,812
FirstEnergy Solutions Corp.
4.800%, 02/15/2015		560,000	610,604
Florida Gas Transmission Company LLC
4.000%, 07/15/2015 (S)		75,000	80,205

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Foresight Energy LLC/Foresight
Energy Corp.
9.625%, 08/15/2017 (S)		$475,000	$477,375
Gas Natural Capital Markets SA
4.125%, 01/26/2018	EUR	100,000	132,195
5.250%, 07/09/2014		100,000	147,231
GDF Suez
5.625%, 01/18/2016		75,000	120,289
GenOn Energy, Inc.
7.875%, 06/15/2017		$75,000	72,750
9.500%, 10/15/2018		1,000,000	1,000,000
Georgia Power Company
1.300%, 09/15/2013		325,000	326,930
4.750%, 09/01/2040		480,000	476,632
Great Plains Energy, Inc.
2.750%, 08/15/2013		160,000	163,648
Hydro One, Inc.
5.180%, 10/18/2017	CAD	45,000	52,048
Iberdrola Finance Ireland, Ltd.
3.800%, 09/11/2014 (S)		$305,000	306,432
Ipalco Enterprises, Inc.
5.000%, 05/01/2018 (S)		85,000	82,328
Israel Electric Corp., Ltd.
9.375%, 01/28/2020		250,000	308,036
Kentucky Utilities Co.
1.625%, 11/01/2015		95,000	95,415
Korea Hydro & Nuclear Power
Company, Ltd.
3.125%, 09/16/2015 (S)		495,000	497,029
LG&E and KU Energy LLC
2.125%, 11/15/2015		350,000	346,648
Majapahit Holding BV
7.750%, 01/20/2020		550,000	671,000
8.000%, 08/07/2019 (S)		100,000	120,750
Massachusetts Electric Company
5.900%, 11/15/2039 (S)		290,000	341,748
Monongahela Power Company
5.700%, 03/15/2017 (S)		45,000	50,738
National Grid Gas PLC
6.000%, 06/07/2017	GBP	10,000	18,617
National Grid PLC
5.000%, 07/02/2018	EUR	62,000	98,308
6.500%, 04/22/2014		50,000	79,594
National Power Corp.
6.875%, 11/02/2016		$100,000	114,376
9.625%, 05/15/2028		135,000	188,325
Nevada Power Company
6.650%, 04/01/2036		310,000	392,475
6.750%, 07/01/2037		245,000	315,478
NiSource Finance Corp.
5.400%, 07/15/2014		105,000	115,313
5.950%, 06/15/2041		215,000	219,339
6.150%, 03/01/2013		145,000	154,422
6.250%, 12/15/2040		185,000	203,472
10.750%, 03/15/2016		185,000	243,810
Northeast Utilities
5.650%, 06/01/2013		370,000	396,850
Northern States Power Company
5.350%, 11/01/2039		60,000	68,144
NRG Energy, Inc.
7.625%, 01/15/2018 (S)		675,000	668,250
NV Energy, Inc.
6.250%, 11/15/2020		85,000	91,538
Ohio Power Company
5.750%, 09/01/2013		195,000	211,947

The accompanying notes are an integral part of the financial statements.
295

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Pennsylvania Electric Company
6.150%, 10/01/2038		$240,000	$269,325
Piedmont Natural Gas Company, Inc.
6.000%, 12/19/2033		15,000	17,233
PNM Resources, Inc.
9.250%, 05/15/2015		475,000	529,625
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)		425,000	445,513
Public Service Company of Oklahoma
5.150%, 12/01/2019		205,000	231,577
Public Service Electric & Gas Company
5.500%, 03/01/2040		155,000	177,158
5.700%, 12/01/2036		285,000	331,736
RusHydro Finance, Ltd.
7.875%, 10/28/2015	RUB	7,300,000	253,974
RWE Finance BV
6.375%, 06/03/2013	GBP	30,000	52,421
6.625%, 01/31/2019	EUR	50,000	85,821
San Diego Gas & Electric Company
6.000%, 06/01/2039		$175,000	218,121
Scottish Power UK PLC
8.375%, 02/20/2017	GBP	20,000	39,767
Sempra Energy
1.007%, 03/15/2014 (P)		$385,000	386,053
6.000%, 10/15/2039		280,000	319,921
Severn Trent Utilities Finance PLC
5.250%, 03/11/2016	EUR	65,000	102,548
Sierra Pacific Power Company
5.450%, 09/01/2013		$190,000	205,399
Southern Company
1.950%, 09/01/2016		115,000	114,804
Tampa Electric Company
6.150%, 05/15/2037		100,000	117,412
TECO Finance, Inc.
5.150%, 03/15/2020		325,000	362,048
6.572%, 11/01/2017		37,000	43,766
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (S)		725,000	612,625
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015		500,000	192,500
Texas Competitive Electric Holdings
Company LLC, Series B
10.250%, 11/01/2015		275,000	104,500
The AES Corp.
7.375%, 07/01/2021 (S)		500,000	505,000
9.750%, 04/15/2016		500,000	552,500
United Maritime Group LLC
11.750%, 06/15/2015		250,000	251,875
Veolia Environnement
4.875%, 05/28/2013	EUR	85,000	127,737
5.250%, 06/03/2013		$435,000	460,198
5.875%, 02/01/2012	EUR	30,000	43,825
Virginia Electric and Power Company
5.100%, 11/30/2012		$210,000	221,050
West Penn Power Company
5.950%, 12/15/2017 (S)		220,000	260,088
Westar Energy, Inc.
5.100%, 07/15/2020		185,000	208,331

			28,578,602

TOTAL CORPORATE BONDS (Cost $394,599,524)			$402,593,796

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CAPITAL PREFERRED SECURITIES - 0.32%
Consumer Staples - 0.04%
Land O’Lakes Capital Trust I
7.450%, 03/15/2028 (S)	$450,000	$430,875
Financials - 0.28%
BAC Capital Trust VI 5.625%, 03/08/2035	445,000	352,223
BB&T Capital Trust II
6.750%, 06/07/2036	180,000	177,948
JPMorgan Chase Capital XXVII
7.000%, 11/01/2039	900,000	898,236
JPMorgan Chase Capital XVIII
6.950%, 08/17/2036	115,000	113,243
JPMorgan Chase Capital XXII
6.450%, 02/02/2037	245,000	242,121
PNC Financial Services
Group, Inc. 6.750%, (Q)	610,000	591,157
The Goldman Sachs Capital I
6.345%, 02/15/2034	324,000	298,937
USB
Capital XIII Trust 6.625%, 12/15/2039	75,000	75,904

		2,749,769

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $3,165,050)		$3,180,644

MUNICIPAL BONDS - 0.39%
Arizona - 0.02%
Salt River Project Agricultural
Improvement & Power District
4.839%, 01/01/2041	155,000	161,947
California - 0.06%
Bay Area Toll Authority
6.263%, 04/01/2049	200,000	244,356
East Bay Municipal Utility District
5.874%, 06/01/2040	60,000	67,947
Los Angeles Department of Airports
7.053%, 05/15/2040	185,000	218,291
San Diego County Water Authority
6.138%, 05/01/2049	100,000	119,345

		649,939
Colorado - 0.02%
Regional Transportation District
5.000%, 11/01/2038	195,000	207,215
District of Columbia - 0.03%
District of Columbia
5.250%, 12/01/2034	200,000	216,386
5.591%, 12/01/2034	40,000	45,373

		261,759
Guam - 0.01%
Guam Power Authority
7.500%, 10/01/2015	110,000	114,415
Illinois - 0.06%
Chicago Metropolitan Water Reclamation
District
5.720%, 12/01/2038	165,000	188,202
Chicago Transit Authority, Series A
6.899%, 12/01/2040	245,000	275,373
City of Chicago
6.395%, 01/01/2040	150,000	167,519

		631,094
Kansas - 0.01%
Kansas Development Finance Authority
5.501%, 05/01/2034	120,000	124,831

The accompanying notes are an integral part of the financial statements.
296

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
Maryland - 0.01%
Maryland State Transportation Authority
5.888%, 07/01/2043	$125,000	$143,631
New York - 0.06%
City of New York
5.846%, 06/01/2040	95,000	99,400
Metropolitan Transportation Authority
7.336%, 11/15/2039	55,000	72,776
New York City Housing
Development Corp.
6.420%, 11/01/2027	90,000	92,741
New York City Municipal Water Finance
Authority
5.952%, 06/15/2042	95,000	111,641
Tompkins County Industrial Development
Agency
5.000%, 07/01/2037	195,000	205,813

		582,371
Oregon - 0.01%
State of Oregon
5.892%, 06/01/2027	60,000	68,976
Pennsylvania - 0.03%
Commonwealth of Pennsylvania
5.000%, 01/01/2018	240,000	255,098
Texas - 0.02%
Texas Transportation Commission
5.178%, 04/01/2030	190,000	212,490
Utah - 0.02%
Utah Transit Authority
5.937%, 06/15/2039	135,000	166,574
Virginia - 0.03%
Virginia Commonwealth Transportation
Board
5.350%, 05/15/2035	35,000	38,123
Virginia Public Building Authority
5.900%, 08/01/2030	205,000	239,272

		277,395
West Virginia - 0.00%
Tobacco Settlement Finance Authority
7.467%, 06/01/2047	67,500	49,536

TOTAL MUNICIPAL BONDS (Cost $3,553,537)		$3,907,271

TERM LOANS - 1.54%
Consumer Discretionary - 0.42%
Academy Sports & Outdoors
08/03/2018 (T)	200,000	190,500
Caesars Entertainment Operating
Company, Inc.
9.500%, 10/31/2016	500,000	500,000
CCM Merger, Inc.
7.000%, 03/01/2017	632,490	613,515
Charter Communications Operating LLC
3.500%, 09/06/2016	149,242	141,109
7.250%, 03/06/2014	12,429	11,808
Chrysler Group LLC
6.000%, 05/24/2017	425,000	382,500
CSC Holdings LLC
0.968%, 02/24/2012	164,054	159,132
Dunkin’ Brands, Inc.
4.000%, 11/23/2017	214,463	205,884
Federal-Mogul Corp.
2.139%, 12/27/2014	163,424	147,898

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)
Consumer Discretionary (continued)
Federal-Mogul Corp. (continued)
2.146%, 12/27/2015	$83,379	$75,458
Ford Motor Company
2.960%, 12/15/2013	50,528	49,538
Las Vegas Sands LLC
2.720%, 11/23/2016	289,963	268,034
2.720%, 11/23/2016	58,278	53,871
Six Flags Theme Parks, Inc.
5.250%, 06/30/2016	341,883	333,336
The ServiceMaster Company
2.705%, 07/24/2014	224,436	208,165
2.720%, 07/24/2014	22,351	20,730
TWCC Holding Corp.
4.250%, 02/11/2017	240,000	229,800
Univision Communications, Inc.
4.471%, 03/31/2017	715,551	612,691

		4,203,969
Consumer Staples - 0.04%
Del Monte Corp.
4.500%, 03/08/2018	215,000	203,444
Pinnacle Foods Finance LLC/Pinnacle
Foods Finance Corp.
2.691%, 04/02/2014	241,549	227,056

		430,500
Energy - 0.07%
Frac Tech International LLC
6.250%, 05/06/2016	695,693	666,706
Financials - 0.35%
Asurion Corp.
9.000%, 05/24/2019	750,000	717,188
Bauble Holdings Corp.
2.997%, 05/29/2014	375,000	326,250
HUB International Holdings, Inc.
2.746%, 06/13/2014	44,386	40,447
2.746%, 06/13/2014	197,457	179,933
New Customer Service Companies, Inc.
9.500%, 03/23/2017	475,000	453,625
Nuveen Investments, Inc.
3.249%, 11/13/2014	328,945	302,629
5.752%, 05/13/2017	810,942	754,176
Ocwen Financial Corp.
08/05/2016 (T)	425,000	408,000
Springleaf Finance Funding Company
5.500%, 05/10/2017	325,000	299,271

		3,481,519
Health Care - 0.18%
Bausch & Lomb, Inc.
3.471%, 04/24/2015	47,263	44,073
3.490%, 04/24/2015	194,165	181,059
Biomet, Inc.
3.239%, 03/25/2015	198,966	185,039
Community Health Systems, Inc.
3.819%, 01/25/2017	248,747	227,292
HCA, Inc.
3.496%, 05/01/2018	579,981	545,183
Health Management Associates, Inc.
1.996%, 02/28/2014	230,841	214,298
Universal Health Services, Inc.
4.000%, 11/15/2016	149,186	142,473
Warner Chilcott Company LLC
4.250%, 03/15/2018	57,000	54,577
4.250%, 03/15/2018	114,000	109,155

The accompanying notes are an integral part of the financial statements.
297

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)
Health Care (continued)
Warner Chilcott Company LLC (continued)
4.250%, 03/15/2018	$78,375	$75,044

		1,778,193
Industrials - 0.17%
AWAS Aviation Holdings LLC
5.250%, 06/10/2016	525,000	504,000
Farm Group Holdings, Inc.
6.500%, 07/29/2017	200,000	196,000
10.500%, 01/29/2018	200,000	197,000
International Lease Finance Corp.
6.750%, 03/17/2015	250,000	248,750
KAR Auction Services, Inc.
5.000%, 05/19/2017	280,000	267,400
Pinafore LLC
4.250%, 09/29/2016	273,235	265,038

		1,678,188
Information Technology - 0.18%
Fidelity National Information
Services, Inc.
5.250%, 07/18/2016	297,750	293,470
First Data Corp.
2.967%, 09/24/2014	333,484	294,091
2.967%, 09/24/2014	986,701	870,764
Softlayer Technologies, Inc.
7.250%, 11/05/2016	373,125	362,864

		1,821,189
Materials - 0.09%
Anchor Glass Container Corp.
6.000%, 03/02/2016	195,871	192,933
Global Brass and Copper, Inc.
10.250%, 08/18/2015	347,250	343,777
Rock-Tenn Company
3.500%, 05/27/2018	150,000	147,500
Walter Energy, Inc.
4.000%, 04/02/2018	214,463	205,884

		890,094
Telecommunication Services - 0.02%
Intelsat Jackson Holdings SA
5.250%, 04/02/2018	249,375	237,945
Utilities - 0.02%
NRG Energy, Inc.
4.000%, 07/01/2018	150,000	145,125

TOTAL TERM LOANS (Cost $15,628,656)		$15,333,428

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.32%
Commercial & Residential - 2.08%
Adjustable Rate Mortgage Trust,
Series 2005-8, Class 7A-31
0.458%, 11/25/2035 (P)	15,605	13,897
American Tower Trust, Series 2007-1A,
Class D 5.957%, 04/15/2037 (S)	350,000	375,368
Banc of America Funding Corp.
Series 2005-A 5A1,
0.513%, 02/20/2035 (P)	9,768	7,868
Series BAFC 2005-B 2A1,
2.897%, 04/20/2035 (P)	252,698	187,980
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
Series 2003-1, Class A1,
3.878%, 09/11/2036	34,939	34,946

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Banc of America Merrill Lynch Commercial
Mortgage, Inc. (continued)
Series 2005-3, Class A2,
4.501%, 07/10/2043	$264,245	$263,954
Series 2007-1, Class AAB,
5.422%, 01/15/2049	300,000	313,508
Banc of America Mortgage Securities
Series 2004-A, Class 2A2,
2.847%, 02/25/2034 (P)	74,350	61,758
Series 2004-D, Class 2A2,
2.882%, 05/25/2034 (P)	44,508	39,466
Series 2004-H, Class 2A2,
2.959%, 09/25/2034 (P)	104,651	90,829
Series 2005-J, Class 2A1,
3.120%, 11/25/2035 (P)	256,716	196,763
Series 2004-I, Class 3A2,
4.178%, 10/25/2034 (P)	25,897	23,741
Series 2005-J, Class 3A1,
5.230%, 11/25/2035 (P)	209,589	186,788
Bear Stearns Commercial
Mortgage Securities
Series 2005-PWR9, Class AAB,
4.804%, 09/11/2042	324,894	336,715
Series 2002-TOP8, Class A2,
4.830%, 08/15/2038	320,000	326,844
Series 2005-PWR9, Class A4A,
4.871%, 09/11/2042	1,170,000	1,257,469
Series 2005-PWR7, Class A3,
5.116%, 02/11/2041	155,000	167,545
Series 2004-T14, Class A4,
5.200%, 01/12/2041	65,000	69,217
Series 2007-PW15, Class AAB,
5.315%, 02/11/2044	500,000	523,073
Series 2006-PW3, Class A4,
5.540%, 09/11/2041	628,000	685,566
Citicorp Mortgage Securities, Inc.,
Series 2003-11, Class 2A10
5.500%, 12/25/2033	80,246	80,854
Citigroup Commercial Mortgage Trust,
Series 2004-C1, Class A4
5.541%, 04/15/2040	115,000	123,266
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2007-CD4, Class ASB,
5.278%, 12/11/2049	45,000	47,065
Series 2006-CD3, Class AAB,
5.608%, 10/15/2048	250,000	261,901
Series 2006-CD3, Class A5,
5.617%, 10/15/2048	170,000	181,766
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A3
6.214%, 12/10/2049 (P)	1,225,000	1,270,198
Commercial Mortgage Pass
Through Certificates
Series 2004-LB3A, Class A5,
5.527%, 07/10/2037	490,000	529,404
Series 2007-C9, Class A4,
6.008%, 12/10/2049 (P)	1,235,000	1,350,757
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C2,
Class A4 4.832%, 04/15/2037	575,000	609,953
Credit Suisse Mortgage Capital
Certificates, Series 2006-C5, Class A3
5.311%, 12/15/2039	660,000	705,579

The accompanying notes are an integral part of the financial statements.
298

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
DB-UBS Mortgage Trust
Series 2011-LC3A, Class A1,
2.238%, 08/10/2044	$155,000	$156,498
Series 2011-LC3A, Class A2,
3.642%, 08/10/2044	360,000	368,037
Fosse Master Issuer PLC, Series 2011-1A,
Class A2 1.650%, 10/18/2054 (S)	1,040,000	1,039,373
GMAC Commercial
Mortgage Securities, Inc.
Series 2003-C1, Class A2,
4.079%, 05/10/2036	185,000	190,308
Series 2001-C2, Class A2,
6.700%, 04/15/2034	3,892	3,885
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class A2,
4.305%, 08/10/2042	80,856	80,859
Series 2005-GG3, Class A3,
4.569%, 08/10/2042	250,000	252,190
Series 2005-GG3, Class AAB,
4.619%, 08/10/2042	97,368	99,838
GS Mortgage Securities Corp.,
Series 2011-GC3, Class A1
2.331%, 03/10/2044 (S)	403,855	408,561
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2004-C1,
Class A3 4.719%, 01/15/2038	125,000	131,839
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2011-C4, Class A1,
1.525%, 07/15/2046 (S)	96,679	96,414
Series 2011-C3A, Class A1,
1.875%, 02/16/2046 (S)	112,789	113,305
Series 2005-LDP4, Class ASB,
4.824%, 10/15/2042 (P)	412,177	428,079
Series 2006-CB17, Class A1,
5.279%, 12/12/2043	25,653	25,625
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	925,000	965,650
Series 2007-C1, Class A4,
5.716%, 02/15/2051	920,000	996,007
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3,
4.559%, 09/15/2027 (P)	475,000	475,366
Series 2005-C1, Class A4,
4.742%, 02/15/2030	133,000	142,393
Series 2003-C8, Class A3,
4.830%, 11/15/2027	266,139	269,698
Series 2006-C7, Class A3,
5.347%, 11/15/2038	311,000	325,695
Series 2007-C2, Class A3,
5.430%, 02/15/2040	175,000	182,593
Series 2006-C4, Class A4,
6.067%, 06/15/2038 (P)	395,000	435,556
Merrill Lynch Mortgage Trust,
Series 2007-C1, Class A4
6.022%, 06/12/2050 (P)	815,000	864,055
Morgan Stanley Capital, Series 2006-HQ0,
Class A4 5.328%, 11/12/2041	395,000	423,967
Morgan Stanley Capital I
Series 2003-IQ4, Class A2,
4.070%, 05/15/2040	398,806	410,544
Series 2005-T17, Class A5,
4.780%, 12/13/2041	70,000	74,769

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Morgan Stanley Capital I (continued)
Series 2007-HQ11, Class A4,
5.447%, 02/12/2044 (P)	$445,000	$475,769
Series 2007-T27, Class A1,
5.606%, 06/11/2042	168,926	170,731
Sequoia Mortgage Trust, Series 2010-H1,
Class A1 3.750%, 02/25/2040 (P)	50,800	50,728
Vendee Mortgage Trust, Series 1996-3,
Class 4 9.601%, 03/15/2025 (P)	6,345	7,276
WaMu Mortgage Pass Through
Certificates, Series 2005-AR12,
Class 2A1 4.949%, 09/25/2035 (P)	53,704	46,784
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR2,
Class 2A2 2.738%, 03/25/2035 (P)	198,886	177,430
Wells Fargo Mortgage
Backed Securities Trust
Series 2003-O, Class 5A1,
4.846%, 01/25/2034 (P)	150,329	145,001
Series 2005-AR2, Class 3A1,
4.864%, 03/25/2035 (P)	101,898	94,209
WF-RBS Commercial Mortgage Trust,
Series 2011-C4, Class A1
1.607%, 06/15/2044 (S)	265,000	263,225

		20,716,295
U.S. Government Agency - 0.24%
Federal Home Loan Mortgage Corp.
Series 3153, Class UG,
0.657%, 05/15/2036	58,605	58,603
Series 3913, CLass FA,
0.690%, 08/15/2041	450,000	450,352
Series 2568, Class KA,
4.250%, 12/15/2021	30,632	30,878
Series 2003-2586, Class NJ,
4.500%, 08/15/2016	2,954	2,949
Series 2003-2627, Class IE IO,
4.500%, 04/15/2018	10,941	575
Series 2003-41, Class YV,
5.500%, 04/25/2014	115,115	121,151
Series 2005-R003, Class VA,
5.500%, 08/15/2016	305,408	326,104
Series R005, Class AB,
5.500%, 12/15/2018	113,875	116,998
Series R006, Class AK,
5.750%, 12/15/2018	105,633	108,139
Series 2006-3123, Class VB,
6.000%, 09/15/2013	74,999	75,088
Series 2006-R007, Class VA,
6.000%, 09/15/2016	112,848	116,641
Series R013, Class AB,
6.000%, 12/15/2021	31,760	32,485
Series 2006-3195, Class PN,
6.500%, 08/15/2030	16,321	16,294
Series 199, Class PO,
- 08/01/2028 (Z)	4,438	4,065
Federal National Mortgage Association
Series 2005-46, Class CN,
5.000%, 01/25/2020	60,608	61,596
Series 2002-84, Class VA,
5.500%, 11/25/2013	73,947	76,960
Series 2006-B2, Class AB,
5.500%, 05/25/2014	4,606	4,593

The accompanying notes are an integral part of the financial statements.
299

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2006-3136, Class PB,
6.000%, 01/15/2030	$317,951	$320,513
Series 319, Class 2 IO,
6.500%, 02/01/2032	16,175	3,301
Government National
Mortgage Association
Series 2004-43, Class A,
2.822%, 12/16/2019	169,071	169,562
Series 2011-88, Class EI,
4.500%, 11/20/2039	138,177	24,495
Series 2011-41 Class AI,
4.500%, 12/20/2039	780,828	136,437
Series 2004-43, Class D,
4.994%, 03/16/2030 (P)	56,000	61,258
Series 1998-6, Class EA PO,
- 03/16/2028 (Z)	19,201	17,775

		2,336,812

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $22,518,792)		$23,053,107

ASSET BACKED SECURITIES - 1.39%
Ally Auto Receivables Trust
Series 2010-4, Class A4,
1.350%, 12/15/2015	445,000	449,066
Series 2011-3, Class A4,
1.610%, 05/16/2016	345,000	351,229
Series 2011-2, Class A4,
1.980%, 04/15/2016	215,000	221,040
Ally Master Owner Trust
Series 2011-3, Class A2,
1.810%, 05/15/2016	355,000	358,847
Series 2011-1, Class A2,
2.150%, 01/15/2016	330,000	336,463
American Express Credit Account
Master Trust, Series 2010-1, Class B
0.807%, 11/16/2015 (P)	390,000	389,998
AmeriCredit
Automobile Receivables Trust
Series 2011-2, Class B,
2.330%, 03/08/2016	355,000	358,571
Series 2011-1, Class C,
2.850%, 08/08/2016	75,000	75,891
AmeriCredit
Automobile Receivables Trust
Series 2010-1, Class C,
5.190%, 08/17/2015	135,000	142,573
Series 2006-RM, Class A3,
5.530%, 01/06/2014	313,836	314,032
Bank of America Credit Card Trust,
Series 2007-A8, Class A8
5.590%, 11/17/2014	290,000	301,504
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.640%, 12/25/2028 (P)	26,997	25,021
Cabela’s Master Credit Card Trust,
Series 2006-3A, Class A2
0.257%, 10/15/2014 (S)	500,000	499,659
Carmax Auto Owner Trust, Series 2011-1,
Class A3 1.290%, 09/15/2015	280,000	283,006
CarMax Auto Owner Trust, Series 2010-3,
Class A4 1.410%, 02/16/2016	665,000	672,931

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
CenterPoint Energy Transition Bond
Company LLC, Series 2005-A,
Class A2 4.970%, 08/01/2014	$42,103	$42,951
Chase Funding Mortgage Loan Asset-
Backed Certificates
Series 2002-4, Class 2A1,
0.958%, 10/25/2032 (P)	7,400	6,108
Series 2003-3, Class 1A6,
3.717%, 10/25/2014	88,172	87,433
Series 2002-2, Class 1M1,
5.599%, 09/25/2031	19,877	13,759
CNH Equipment Trust
Series 2010-B, Class A3,
1.030%, 11/17/2014	54,323	54,421
Series 2010-A, Class A4,
2.490%, 01/15/2016	355,000	363,898
Series 2009-C, Class A4,
3.000%, 08/17/2015	625,000	640,566
Series 2009-B, Class A4,
5.170%, 10/15/2014	111,127	114,016
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.823%, 01/25/2034 (P)	156,562	99,196
Discover Card Master Trust,
Series 2011-A1, Class A1
0.557%, 08/15/2016 (P)	345,000	346,115
Ford Credit Auto Lease Trust
Series 2011-A, Class A3,
1.030%, 07/15/2014	255,000	255,776
Series 2011-A, Class A4,
1.340%, 09/15/2014	230,000	231,572
Ford Credit Auto Owner Trust
Series 2011-A, Class A3,
0.970%, 01/15/2015	205,000	206,121
Series 2009-E, Class A3,
1.510%, 01/15/2014	84,923	85,322
Series 2009-E, Class A4,
2.420%, 11/15/2014	101,000	103,747
Ford Credit Floorplan Master Owner Trust
Series 2010-5, Class A1,
1.500%, 09/15/2015	190,000	191,528
Series 2011-1, Class A1,
2.120%, 02/15/2016	840,000	856,151
Series 2010-3, Class A1,
4.200%, 02/15/2017 (S)	225,000	245,217
Series 2010-3, Class C,
4.990%, 02/15/2017 (S)	485,000	527,074
GE Capital Credit Card Master
Note Trust, Series 2011-2, Class A
0.687%, 05/15/2019	190,000	189,820
GE Equipment Midticket LLC
Series 2010-1, Class A3,
0.940%, 07/14/2014 (S)	185,000	185,327
Series 2009-1, Class A3,
2.340%, 06/17/2013	97,017	97,517
Honda Auto Receivables Owner Trust,
Series 2009-2, Class A4
4.430%, 07/15/2015	190,000	195,956
John Deere Owner Trust
Series 2010-A, Class A3,
1.320%, 05/15/2014	89,188	89,614
Series 2009-B, Class A3,
1.570%, 10/15/2013	71,724	71,971
John Deere Owner Trust, Series 2009-A,
Class A3 2.590%, 10/15/2013	17,575	17,657

The accompanying notes are an integral part of the financial statements.
300

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
JPMorgan Auto Receivables Trust,
Series 2007-A, Class A4
5.190%, 02/15/2014 (S)	$7,007	$7,017
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.278%, 11/25/2036 (P)	9,759	9,653
Marriott Vacation Club Owner Trust
Series 2006-2A, Class A,
5.362%, 10/20/2028 (S)	66,524	67,967
Series 2006-1A, Class A,
5.737%, 04/20/2028 (S)	211,650	219,562
Series 2006-1A, Class B,
5.827%, 04/20/2028 (S)	9,918	10,232
Mercedes-Benz Auto Receivables Trust,
Series 2011-1, Class A4
1.220%, 12/15/2017	435,000	439,606
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.718%, 09/25/2035 (P)	127,341	115,258
MMAF Equipment Finance LLC,
Series 2009-AA, Class A3
2.370%, 11/15/2013 (S)	85,149	85,579
Navistar Financial Corp Owner Trust,
Series 2010-B, Class A3
1.080%, 03/18/2014 (S)	315,000	315,065
Nissan Auto Lease Trust, Series 2011-A,
Class A3 1.040%, 08/15/2014	435,000	436,803
Porsche Financial Auto
Securitization Trust, Series 2011-1,
Class A4 1.190%, 12/17/2018 (S)	175,000	176,674
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.610%, 06/15/2015	253,520	267,294
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2 3.600%, 04/25/2033	16,673	15,945
SLM Student Loan Trust, Series 2008-4,
Class A2 1.303%, 07/25/2016 (P)	275,000	278,339
Smart Trust, Series 2011-2USA,
Class A3A 1.540%, 03/14/2015 (S)	260,000	261,007
SMART Trust, Series 2011-1USA,
Class A3A 1.770%, 10/14/2014 (S)	385,000	387,911
Toyota Auto Receivables Owner Trust,
Series 2010-B, ClassA4
1.470%, 01/17/2017	65,000	65,881
World Financial Network Credit
Card Master Trust
Series 2009-B, Class A,
3.790%, 05/15/2016	85,000	87,056
Series 2009-D, Class A,
4.660%, 05/15/2017	430,000	456,818

TOTAL ASSET BACKED SECURITIES (Cost $13,649,284)		$13,802,331

COMMON STOCKS - 13.77%
Consumer Discretionary - 1.93%
Ameristar Casinos, Inc.	9,625	$179,699
Cablevision Systems Corp., Class A	34,700	626,682
Comcast Corp., Class A	37,100	798,021
Dollar General Corp. (I) (L)	6,300	230,580
Fortune Brands, Inc.	29,400	1,679,328
General Motors Company (I)	17,500	420,525
Genuine Parts Company (L)	12,200	671,244
H&R Block, Inc. (L)	20,200	305,424
Harley-Davidson, Inc. (L)	18,300	707,478
Home Depot, Inc.	57,800	1,929,364
Kohl’s Corp.	13,700	634,858

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Lakes Gaming, Inc. (I)	22,900	$55,647
Macy’s, Inc.	25,500	661,725
Marriott International, Inc., Class A (L)	20,599	603,139
Mattel, Inc.	48,400	1,300,508
Staples, Inc.	60,700	894,718
The Madison Square
Garden, Inc., Class A (I)	14,425	348,508
The McGraw-Hill Companies, Inc.	35,800	1,507,538
The New York Times
Company, Class A (I) (L)	47,000	384,460
The Walt Disney Company (L)	43,900	1,495,234
Tiffany & Company	1,700	122,332
Time Warner, Inc.	58,633	1,856,321
Whirlpool Corp.	21,900	1,372,911
WPP PLC	34,500	360,944

		19,147,188
Consumer Staples - 1.14%
Archer-Daniels-Midland Company	32,800	934,144
Avon Products, Inc.	55,400	1,249,824
Campbell Soup Company (L)	24,900	793,563
Clorox Company (L)	22,200	1,547,340
ConAgra Foods, Inc.	37,200	908,424
General Mills, Inc. (L)	12,900	489,039
Kimberly-Clark Corp.	24,300	1,680,588
McCormick & Company, Inc., Non
Voting Shares (L)	12,700	606,933
Molson Coors Brewing Company, Class B	13,700	599,375
PepsiCo, Inc.	22,200	1,430,346
The Hershey Company	18,700	1,096,755

		11,336,331
Energy - 1.86%
Anadarko Petroleum Corp.	24,325	1,793,969
BP PLC, ADR	24,100	949,299
Chevron Corp.	40,200	3,976,182
ConocoPhillips	11,400	775,998
Diamond Offshore Drilling, Inc. (L)	17,100	1,089,783
Exxon Mobil Corp.	41,600	3,080,064
Murphy Oil Corp.	30,200	1,618,116
Royal Dutch Shell PLC, ADR	39,900	2,675,295
Schlumberger, Ltd.	19,400	1,515,528
Spectra Energy Corp. (L)	25,100	651,847
Sunoco, Inc.	8,400	320,376

		18,446,457
Financials - 2.68%
American Express Company	58,200	2,893,122
Bank of America Corp.	169,285	1,383,058
Capital One Financial Corp.	19,400	893,370
Chubb Corp.	10,000	618,900
CIT Group, Inc. (I)	7,400	255,818
JPMorgan Chase & Company	96,200	3,613,272
KeyCorp	51,200	339,968
Legg Mason, Inc. (L)	38,900	1,107,483
Lincoln National Corp.	35,800	742,850
Marsh & McLennan Companies, Inc.	52,200	1,551,384
Morgan Stanley	24,200	423,500
Northern Trust Corp.	27,400	1,052,982
NYSE Euronext	24,700	673,816
PNC Financial Services Group, Inc.	22,600	1,133,164
Regions Financial Corp.	80,300	364,562
SLM Corp.	58,400	801,832
Sun Life Financial, Inc. (L)	24,800	670,840
SunTrust Banks, Inc.	48,100	957,190
The Allstate Corp.	52,200	1,369,206

The accompanying notes are an integral part of the financial statements.
301

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financials (continued)
The Bank of New York Mellon Corp.	36,400	$752,388
TLF Fund Term Asset Backed
Management Fees Company	153,095	404,171
U.S. Bancorp	82,500	1,914,825
Wells Fargo & Company	86,500	2,257,650
Weyerhaeuser Company (L)	27,989	504,642

		26,679,993
Health Care - 0.83%
Amgen, Inc.	19,600	1,085,938
Bristol-Myers Squibb Company	40,200	1,195,950
Eli Lilly & Company (L)	7,500	281,325
Johnson & Johnson	31,800	2,092,440
Merck & Company, Inc.	45,400	1,503,648
Pfizer, Inc.	82,506	1,565,964
Quest Diagnostics, Inc.	10,600	530,742

		8,256,007
Industrials - 1.62%
3M Company	25,100	2,082,798
Avery Dennison Corp.	18,600	541,446
Cooper Industries PLC	23,300	1,103,954
Emerson Electric Company	20,800	968,240
General Electric Company	203,100	3,312,561
Honeywell International, Inc.	30,300	1,448,643
Illinois Tool Works, Inc.	34,200	1,591,668
ITT Corp.	17,300	818,982
Lockheed Martin Corp. (L)	10,100	749,319
Masco Corp.	56,400	500,268
Raytheon Company	6,300	272,349
The Boeing Company	16,700	1,116,562
United Parcel Service, Inc., Class B	20,800	1,401,712
USG Corp. (I) (L)	25,100	235,940

		16,144,442
Information Technology - 1.08%
Analog Devices, Inc.	28,300	934,466
Applied Materials, Inc.	74,300	841,076
Cisco Systems, Inc.	66,900	1,048,992
Computer Sciences Corp.	39,900	1,223,334
Corning, Inc.	54,800	823,644
Electronic Arts, Inc. (I) (L)	15,900	359,022
Harris Corp. (L)	36,200	1,460,670
Hewlett-Packard Company	49,900	1,298,897
Microsoft Corp.	73,300	1,949,780
Texas Instruments, Inc. (L)	15,700	411,497
Yahoo!, Inc. (I) (L)	25,100	341,486

		10,692,864
Materials - 0.81%
E.I. du Pont de Nemours & Company	14,900	719,223
International Flavors & Fragrances, Inc.	13,900	806,478
International Paper Company	59,600	1,618,140
LyondellBasell Industries NV, Class A	8,175	283,264
MeadWestvaco Corp.	27,300	751,296
Monsanto Company	22,400	1,544,032
Nucor Corp.	34,700	1,251,976
Vulcan Materials Company (L)	30,100	1,054,403

		8,028,812
Telecommunication Services - 0.63%
American Tower Corp., Class A (I)	1,975	106,374
AT&T, Inc.	89,535	2,549,957
CenturyLink, Inc.	27,275	985,991
Crown Castle International Corp. (I)	2,500	108,575
Sprint Nextel Corp. (I) (L)	43,600	163,936

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunication Services (continued)
Telefonica SA	29,843	$623,501
Verizon Communications, Inc.	34,300	1,240,631
Vodafone Group PLC	202,500	530,287

		6,309,252
Utilities - 1.19%
Constellation Energy Group, Inc.	40,000	1,539,600
Duke Energy Corp. (L)	43,500	822,585
Entergy Corp.	25,000	1,630,250
Exelon Corp. (L)	39,800	1,716,176
FirstEnergy Corp.	15,500	685,875
NiSource, Inc. (L)	70,000	1,495,129
Pinnacle West Capital Corp.	16,700	738,808
PPL Corp.	25,500	736,440
Progress Energy, Inc.	21,800	1,063,840
TECO Energy, Inc. (L)	16,100	294,630
The AES Corp. (I)	16,900	183,534
Xcel Energy, Inc.	36,700	905,389

		11,812,256

TOTAL COMMON STOCKS (Cost $132,173,107)		$136,853,602

PREFERRED SECURITIES - 0.57%
Consumer Discretionary - 0.10%
General Motors Company,
Series B, 4.750%	$20,100	$801,387
Spanish Broadcasting System, Series B,
PIK, 10.750%	308	212,520

		1,013,907
Financials - 0.32%
Ally Financial, Inc., 7.000% (S)	1,125	856,020
Ally Financial, Inc., 8.500%	41,275	851,916
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	68,975	1,472,616

		3,180,552
Telecommunication Services - 0.15%
Lucent Technologies
Capital Trust I, 7.750%	1,675	1,532,625

TOTAL PREFERRED SECURITIES (Cost $5,886,750)		$5,727,084

SECURITIES LENDING COLLATERAL - 1.46%
John Hancock Collateral
Investment Trust, 0.2283% (W) (Y)	1,454,669	14,553,820

TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,553,886)		$14,553,820

SHORT-TERM INVESTMENTS - 1.97%
Repurchase Agreement - 0.00%
Repurchase Agreement with State
Street Corp. dated 08/31/2011 at
0.010% to be repurchased at $3,701 on
09/01/2011, collateralized by $5,000
U.S. Treasury Notes, 1.375% due
05/15/2013 (valued at $5,101,
including interest)	$3,701	$3,701
Certificate of Deposit - 0.04%
Svenska Handelsbanken AB, 0.7590% *	370,000	370,000

The accompanying notes are an integral part of the financial statements.
302

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Money Market Funds - 1.93%
T. Rowe Price Reserve Fund, 0.1269% (Y)	$19,174,409	$19,174,409

TOTAL SHORT-TERM INVESTMENTS (Cost $19,548,110)		$19,548,110

Total Investments (Spectrum Income Fund)
(Cost $957,561,785) - 99.55%		$989,595,941
Other assets and liabilities, net - 0.45%		4,496,060

TOTAL NET ASSETS - 100.00%		$994,092,001

Total Bond Market Fund
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 67.68%
U.S. Government - 32.63%
U.S. Treasury Bonds
4.250%, 11/15/2040	$3,500,000	$3,909,063
4.375%, 02/15/2038	2,000	2,289
4.375%, 05/15/2041 (L)	5,100,000	5,821,955
4.750%, 02/15/2041	2,400,000	2,907,749
5.250%, 02/15/2029	1,875,000	2,417,578
6.750%, 08/15/2026	700,000	1,029,657
7.125%, 02/15/2023	3,100,000	4,543,921
7.500%, 11/15/2024	400,000	614,250
8.125%, 08/15/2021	1,300,000	1,992,860
U.S. Treasury Notes
0.500%, 05/31/2013 to 10/15/2013	10,700,000	10,761,658
0.625%, 01/31/2013 to 04/30/2013	15,800,000	15,905,099
0.750%, 03/31/2013	3,000,000	3,026,490
1.250%, 03/15/2014 to 10/31/2015	7,700,000	7,883,518
1.500%, 07/31/2016 (L)	4,000,000	4,108,440
1.750%, 07/31/2015	6,000,000	6,266,280
1.875%, 02/28/2014 to 04/30/2014	11,250,000	11,715,626
2.125%, 02/29/2016	6,400,000	6,780,000
2.375%, 02/28/2015	6,200,000	6,608,332
2.500%, 06/30/2017 (L)	9,700,000	10,385,062
2.625%, 04/30/2018	3,000,000	3,223,125
3.375%, 11/15/2019	5,000,000	5,588,670
3.500%, 05/15/2020	1,500,000	1,686,210
3.625%, 02/15/2020	800,000	908,438
3.625%, 02/15/2021 (L)	7,900,000	8,907,250
3.750%, 11/15/2018 (L)	4,968,000	5,710,095

		132,703,615
U.S. Government Agency - 35.05%
Federal Farm Credit Bank 4.875%, 12/16/2015	780,000	905,735
Federal Home Loan Bank
4.750%, 12/16/2016	3,300,000	3,865,155
5.500%, 07/15/2036	410,000	499,237
Federal Home Loan Mortgage Corp.
2.500%, 05/27/2016	1,000,000	1,063,250
3.750%, 06/28/2013	2,000,000	2,126,534
4.000%, 08/01/2024 to 04/01/2039	2,009,355	2,101,816
4.500%, 07/01/2023 to 07/01/2041	13,320,546	14,111,667
5.000%, 07/01/2035 to 07/01/2039	2,070,440	2,230,276
5.500%, 08/23/2017 to 11/01/2038	7,746,283	8,552,953
6.000%, 11/01/2036 to 10/01/2038	2,348,083	2,598,990
6.250%, 07/15/2032	150,000	203,446
6.500%, 08/01/2038	995,261	1,112,780
7.000%, 11/01/2037	429,472	487,937

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association
2.108%, 01/01/2035 (P)	$467,634	$482,825
2.377%, 04/01/2036 (P)	694,174	720,323
3.250%, 04/09/2013	2,400,000	2,515,406
3.496%, 05/01/2036 (P)	270,416	283,544
4.000%, TBA (C)	8,000,000	8,366,037
4.000%, 07/01/2018 to 02/01/2041	10,368,917	10,799,452
4.500%, TBA (C)	5,000,000	5,285,927
4.500%, 04/01/2018 to 01/01/2040	8,695,354	9,217,592
4.963%, 07/01/2034 (P)	1,152,368	1,220,540
5.000%, TBA (C)	9,000,000	9,693,070
5.000%, 05/01/2019 to 07/01/2038	4,978,163	5,370,474
5.375%, 06/12/2017	2,000,000	2,416,406
5.500%, 09/01/2017 to 07/01/2038	11,086,103	12,149,682
5.621%, 04/01/2037 (P)	821,251	872,818
5.739%, 04/01/2037 (P)	493,430	521,953
6.000%, 07/01/2027 to 08/01/2038	6,255,574	6,949,971
6.125%, 03/15/2012	500,000	515,800
6.227%, 10/01/2037 (P)	735,890	801,200
6.500%, 07/01/2031 to 11/01/2037	1,155,188	1,289,734
7.000%, 10/01/2038	847,499	963,435
7.250%, 05/15/2030	150,000	223,939
Government National Mortgage Association
4.000%, 07/15/2039	441,968	468,550
4.500%, 06/15/2023 to 10/15/2040	3,897,214	4,223,600
5.000%, 11/20/2038 to 11/20/2039	5,432,786	5,996,221
5.500%, 08/15/2023 to 09/20/2039	5,414,838	6,045,470
6.000%, 07/20/2037 to 10/15/2038	2,908,002	3,276,320
6.500%, 10/20/2038	720,336	812,567
Tennessee Valley Authority
6.750%, 11/01/2025	580,000	792,392
The Financing Corp. 8.600%, 09/26/2019	265,000	387,155

		142,522,179

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $260,487,875)		$275,225,794

FOREIGN GOVERNMENT
OBLIGATIONS - 1.61%
Austria - 0.10%
Government of Austria
5.000%, 05/19/2014 (S)	364,000	404,973
Brazil - 0.16%
Federative Republic of Brazil
7.125%, 01/20/2037	500,000	663,750
Canada - 0.46%
Export Development Canada
3.500%, 05/16/2013	240,000	252,274
Government of Canada
2.375%, 09/10/2014	110,000	115,772
Hydro-Quebec
8.400%, 01/15/2022	50,000	72,656
Province of British Columbia
6.500%, 01/15/2026	260,000	351,807
Province of Manitoba
5.000%, 02/15/2012	160,000	163,144
Province of New Brunswick
5.200%, 02/21/2017	200,000	236,797
Province of Nova Scotia
5.125%, 01/26/2017	245,000	289,610
Province of Quebec
7.500%, 07/15/2023	200,000	283,811

The accompanying notes are an integral part of the financial statements.
303

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Saskatchewan
8.000%, 02/01/2013	$115,000	$126,094

		1,891,965
Colombia - 0.08%
Republic of Colombia
4.375%, 07/12/2021	330,000	348,150
Hungary - 0.05%
Republic of Hungary
6.250%, 01/29/2020	180,000	186,930
Israel - 0.12%
Government of Israel
5.125%, 03/26/2019	210,000	231,805
5.500%, 09/18/2023	195,000	242,015

		473,820
Italy - 0.11%
Republic of Italy
6.875%, 09/27/2023	415,000	444,373
Japan - 0.06%
Development Bank of Japan
5.125%, 02/01/2017	100,000	118,123
Japan Finance Organization for Municipalities
4.625%, 04/21/2015	100,000	112,629

		230,752
Mexico - 0.07%
Government of Mexico
5.950%, 03/19/2019	11,000	13,008
6.050%, 01/11/2040	240,000	275,160

		288,168
Norway - 0.06%
Eksportfinans ASA
5.500%, 06/26/2017	200,000	238,593
Panama - 0.03%
Republic of Panama
6.700%, 01/26/2036	100,000	123,750
Poland - 0.07%
Republic of Poland
6.375%, 07/15/2019	250,000	287,250
South Africa - 0.09%
Republic of South Africa
5.500%, 03/09/2020	330,000	376,035
Sweden - 0.15%
Svensk Exportkredit AB
3.250%, 09/16/2014	400,000	427,977
4.875%, 09/29/2011	165,000	165,610

		593,587

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $6,130,014)		$6,552,096

CORPORATE BONDS - 22.88%
Consumer Discretionary - 1.18%
British Sky Broadcasting Group PLC
9.500%, 11/15/2018 (S)	280,000	368,571
CBS Corp.
8.875%, 05/15/2019	200,000	258,058
Comcast Corp.
5.700%, 07/01/2019	190,000	221,677

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
DIRECTV Holdings LLC/DIRECTV
Financing Company, Inc.
5.200%, 03/15/2020	$240,000	$263,793
Discovery Communications LLC
5.625%, 08/15/2019	160,000	180,953
Family Dollar Stores, Inc.
5.000%, 02/01/2021	165,000	163,335
Grupo Televisa SAB
6.625%, 01/15/2040	160,000	171,136
Hasbro, Inc.
6.350%, 03/15/2040	120,000	131,922
Home Depot, Inc.
5.875%, 12/16/2036	190,000	206,638
McDonald’s Corp.
5.000%, 02/01/2019	145,000	167,954
NBCUniversal Media LLC
5.150%, 04/30/2020	240,000	265,822
News America, Inc.
6.650%, 11/15/2037	335,000	361,442
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	160,000	171,783
Target Corp.
6.500%, 10/15/2037	220,000	265,792
TCI Communications, Inc.
7.125%, 02/15/2028	308,000	369,355
The Walt Disney Company
5.625%, 09/15/2016	250,000	297,519
Time Warner Cable, Inc.
4.125%, 02/15/2021	100,000	100,301
Time Warner Entertainment Company LP
8.375%, 07/15/2033	200,000	256,671
Time Warner, Inc.
7.625%, 04/15/2031	120,000	147,134
Viacom, Inc.
4.250%, 09/15/2015	100,000	108,716
Vivendi SA
5.750%, 04/04/2013 (S)	102,000	108,398
Volkswagen International Finance NV
2.875%, 04/01/2016 (S)	100,000	101,539
Yum! Brands, Inc.
6.250%, 03/15/2018	95,000	111,720

		4,800,229
Consumer Staples - 2.27%
Altria Group, Inc.
8.500%, 11/10/2013	255,000	292,483
9.250%, 08/06/2019	425,000	560,977
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	300,000	383,707
7.750%, 01/15/2019	290,000	381,319
Bottling Group LLC
5.125%, 01/15/2019	290,000	337,352
Brown-Forman Corp.
2.500%, 01/15/2016	150,000	154,597
5.000%, 02/01/2014	290,000	317,448
Cargill, Inc.
7.350%, 03/06/2019 (S)	250,000	316,102
Clorox Company
5.950%, 10/15/2017	260,000	284,776
ConAgra Foods, Inc.
5.819%, 06/15/2017	25,000	28,446
9.750%, 03/01/2021	140,000	190,562
CVS Caremark Corp.
4.125%, 05/15/2021	120,000	121,517
6.125%, 08/15/2016	305,000	357,081

The accompanying notes are an integral part of the financial statements.
304

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
CVS Caremark Corp. (continued)
6.600%, 03/15/2019	$300,000	$362,910
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	163,798	209,188
Diageo Capital PLC
4.828%, 07/15/2020	240,000	267,453
General Mills, Inc.
5.650%, 02/15/2019	215,000	252,962
Kellogg Company
4.150%, 11/15/2019	100,000	109,083
Kimberly-Clark Corp.
7.500%, 11/01/2018	240,000	311,813
Kraft Foods, Inc.
6.125%, 02/01/2018	330,000	390,164
6.875%, 02/01/2038	120,000	142,547
Mead Johnson Nutrition Company
4.900%, 11/01/2019	100,000	110,703
PepsiCo, Inc.
5.500%, 01/15/2040	230,000	262,794
7.900%, 11/01/2018	42,000	55,520
Philip Morris International, Inc.
4.125%, 05/17/2021	120,000	126,765
6.875%, 03/17/2014	270,000	306,814
SABMiller PLC
6.500%, 07/15/2018 (S)	200,000	240,603
Safeway, Inc.
6.350%, 08/15/2017	155,000	180,714
Sysco Corp.
5.375%, 03/17/2019	150,000	177,675
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)	260,000	283,370
Tesco PLC
6.150%, 11/15/2037 (S)	82,000	93,914
The Coca-Cola Company
3.150%, 11/15/2020	150,000	152,323
The Kroger Company
3.900%, 10/01/2015	100,000	106,835
6.400%, 08/15/2017	210,000	250,910
Wal-Mart Stores, Inc.
4.125%, 02/01/2019	265,000	294,197
6.200%, 04/15/2038	386,000	463,727
Walgreen Company
5.250%, 01/15/2019	290,000	339,337

		9,218,688
Energy - 2.95%
Apache Corp.
6.000%, 09/15/2013	200,000	220,766
Boardwalk Pipelines LP
5.750%, 09/15/2019	160,000	179,220
BP Capital Markets PLC
5.250%, 11/07/2013	220,000	237,968
Cameron International Corp.
7.000%, 07/15/2038	100,000	118,612
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	200,000	231,787
Cenovus Energy, Inc.
5.700%, 10/15/2019	100,000	115,136
Chevron Corp.
4.950%, 03/03/2019	215,000	251,008
CNOOC Finance 2011, Ltd.
4.250%, 01/26/2021 (S)	200,000	205,357
ConocoPhillips
5.750%, 02/01/2019	270,000	321,600

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream LLC
9.700%, 12/01/2013 (S)	$270,000	$313,268
Devon Financing Corp. ULC
7.875%, 09/30/2031	120,000	161,243
Energy Transfer Partners LP
6.700%, 07/01/2018	250,000	282,973
Enterprise Products Operating LLC
6.650%, 04/15/2018	110,000	130,309
6.875%, 03/01/2033	163,000	186,004
9.750%, 01/31/2014	175,000	205,702
EOG Resources, Inc.
4.100%, 02/01/2021	150,000	158,559
GlobalSantaFe Corp.
5.000%, 02/15/2013	275,000	288,379
Hess Corp.
8.125%, 02/15/2019	210,000	273,687
Kerr-McGee Corp.
6.950%, 07/01/2024	300,000	352,166
Kinder Morgan Energy Partners LP
5.625%, 02/15/2015	110,000	123,134
5.850%, 09/15/2012	225,000	234,573
6.500%, 09/01/2039	130,000	139,779
7.300%, 08/15/2033	30,000	34,742
9.000%, 02/01/2019	175,000	226,201
Magellan Midstream Partners LP
6.550%, 07/15/2019	150,000	178,507
Marathon Oil Corp.
6.000%, 10/01/2017	93,000	107,726
Nexen, Inc.
6.200%, 07/30/2019	380,000	439,307
Noble Holding International, Ltd.
6.050%, 03/01/2041	170,000	183,696
7.375%, 03/15/2014	240,000	274,459
Occidental Petroleum Corp.
4.100%, 02/01/2021	150,000	162,074
Pemex Project Funding Master Trust
6.625%, 06/15/2035	120,000	132,258
7.375%, 12/15/2014	180,000	205,200
Petro-Canada
5.950%, 05/15/2035	190,000	197,755
6.050%, 05/15/2018	325,000	376,435
Petrobras International Finance Company
8.375%, 12/10/2018	415,000	514,323
Petroleos Mexicanos
4.875%, 03/15/2015	300,000	323,271
Plains All American Pipeline LP/PAA
Finance Corp.
8.750%, 05/01/2019	190,000	243,392
Rockies Express Pipeline LLC
3.900%, 04/15/2015 (S)	220,000	226,217
Shell International Finance BV
6.375%, 12/15/2038	265,000	337,898
Talisman Energy, Inc.
3.750%, 02/01/2021	160,000	158,544
6.250%, 02/01/2038	155,000	170,276
Texas Eastern Transmission LP
6.000%, 09/15/2017 (S)	70,000	83,829
The Williams Companies, Inc.
7.875%, 09/01/2021	330,000	414,667
Tosco Corp.
8.125%, 02/15/2030	285,000	389,559
Total Capital SA
3.125%, 10/02/2015	100,000	106,862
4.125%, 01/28/2021	130,000	139,294
4.250%, 12/15/2021	230,000	247,321

The accompanying notes are an integral part of the financial statements.
305

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	$200,000	$224,022
Valero Energy Corp.
6.125%, 06/15/2017	275,000	311,419
7.500%, 04/15/2032	71,000	79,471
Weatherford International, Ltd.
5.500%, 02/15/2016	215,000	237,512
Weatherford International, Ltd./Bermuda
6.000%, 03/15/2018	178,000	199,285
Williams Partners LP
5.250%, 03/15/2020	310,000	336,915

		11,993,667
Financials - 8.22%
AEGON Funding Company LLC
5.750%, 12/15/2020	145,000	154,041
African Development Bank
6.875%, 10/15/2015	105,000	125,839
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	320,000	368,844
American Express Bank FSB
3.150%, 12/09/2011	205,000	206,600
6.000%, 09/13/2017	405,000	466,256
American Express Company
8.125%, 05/20/2019	250,000	320,925
American Express Credit Corp.
7.300%, 08/20/2013	240,000	265,039
American International Group, Inc.
5.450%, 05/18/2017	480,000	488,513
Asian Development Bank
5.593%, 07/16/2018	405,000	491,453
AXA SA
8.600%, 12/15/2030	140,000	156,076
Banco Bradesco SA/Cayman Islands
4.125%, 05/16/2016 (S)	320,000	326,400
Bank of America Corp.
3.125%, 06/15/2012	350,000	357,702
4.500%, 04/01/2015	120,000	121,115
5.000%, 05/13/2021	120,000	117,326
5.420%, 03/15/2017	300,000	292,517
6.500%, 08/01/2016	200,000	214,530
Barclays Bank PLC
5.125%, 01/08/2020	340,000	342,016
5.450%, 09/12/2012	290,000	300,098
BB&T Corp.
5.200%, 12/23/2015	290,000	316,557
BNP Paribas
3.250%, 03/11/2015	320,000	318,044
Boston Properties LP
4.125%, 05/15/2021	160,000	155,860
Capital One Bank USA NA
8.800%, 07/15/2019	350,000	431,773
Capital One Financial Corp.
7.375%, 05/23/2014	290,000	326,254
Chubb Corp.
5.750%, 05/15/2018	100,000	116,846
Citigroup Funding, Inc.
1.875%, 11/15/2012	205,000	208,830
Citigroup, Inc.
2.875%, 12/09/2011	210,000	211,465
5.500%, 04/11/2013	345,000	359,425
5.875%, 05/29/2037	250,000	238,204
6.125%, 11/21/2017	433,000	473,996
8.500%, 05/22/2019	190,000	232,015

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
CNA Financial Corp.
7.350%, 11/15/2019	$210,000	$239,243
Credit Suisse AG
5.400%, 01/14/2020	230,000	228,823
Credit Suisse Guernsey, Ltd. (5.860% to
05/15/2017, then 3 month LIBOR + 1.690%)
05/15/2017 (Q)	290,000	250,850
Deutsche Bank AG
3.450%, 03/30/2015	440,000	449,398
3.875%, 08/18/2014	380,000	394,832
Discover Financial Services
10.250%, 07/15/2019	100,000	129,030
Dresdner Bank AG
7.250%, 09/15/2015	220,000	217,544
Duke Realty LP
5.950%, 02/15/2017	72,000	78,012
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	210,000	225,891
European Investment Bank
4.625%, 05/15/2014 to 10/20/2015	824,000	926,619
Fifth Third Bancorp
5.450%, 01/15/2017	295,000	319,632
FIH Erhvervsbank A/S
2.450%, 08/17/2012 (S)	210,000	213,949
First Horizon National Corp.
5.375%, 12/15/2015	150,000	156,309
FleetBoston Financial Corp.
6.700%, 07/15/2028	317,000	301,777
General Electric Capital Corp.
2.200%, 06/08/2012	290,000	294,542
3.000%, 12/09/2011	350,000	352,530
6.000%, 08/07/2019	150,000	168,605
6.875%, 01/10/2039	290,000	332,683
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	200,000	220,813
Hartford Financial Services Group, Inc.
4.000%, 03/30/2015	220,000	222,872
5.950%, 10/15/2036	135,000	120,594
Health Care REIT, Inc.
4.950%, 01/15/2021	160,000	156,522
Hospitality Properties Trust
7.875%, 08/15/2014	180,000	200,365
Inter-American Development Bank
7.000%, 06/15/2025	175,000	246,376
International Bank for Reconstruction
& Development
3.625%, 05/21/2013	200,000	211,157
8.625%, 10/15/2016	285,000	380,606
International Finance Corp.
3.500%, 05/15/2013	155,000	162,825
John Deere Capital Corp.
5.250%, 10/01/2012	280,000	294,065
JPMorgan Chase & Company
3.125%, 12/01/2011	350,000	352,463
4.350%, 08/15/2021	250,000	257,609
4.750%, 05/01/2013	350,000	370,547
6.400%, 05/15/2038	500,000	562,921
Kemper Corp.
6.000%, 11/30/2015	200,000	211,699
KeyCorp
6.500%, 05/14/2013	305,000	327,813
Kimco Realty Corp.
6.875%, 10/01/2019	190,000	217,671
Kreditanstalt fuer Wiederaufbau
5.125%, 03/14/2016	450,000	529,893

The accompanying notes are an integral part of the financial statements.
306

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	$210,000	$248,699
Lincoln National Corp.
5.650%, 08/27/2012	145,000	150,860
Lincoln National Corp. (7.000% to 5/17/2016,
then 3 month LIBOR + 2.358%)
05/17/2066	30,000	27,900
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015	53,000	59,546
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018 to 11/15/2018	585,000	607,596
7.750%, 05/14/2038	345,000	343,207
Morgan Stanley
2.250%, 03/13/2012	200,000	202,123
3.250%, 12/01/2011	350,000	352,618
7.300%, 05/13/2019	490,000	546,707
National Rural Utilities Cooperative
Finance Corp.
10.375%, 11/01/2018	200,000	285,760
Nomura Holdings, Inc.
4.125%, 01/19/2016	320,000	327,819
Nordic Investment Bank
2.375%, 12/15/2011	355,000	357,122
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	329,000	380,469
PartnerRe Finance B LLC
5.500%, 06/01/2020	220,000	225,561
PNC Funding Corp.
2.300%, 06/22/2012	345,000	350,502
4.250%, 09/21/2015	130,000	139,698
5.625%, 02/01/2017	200,000	222,664
6.700%, 06/10/2019	190,000	226,918
ProLogis LP
5.625%, 11/15/2016	60,000	63,815
7.625%, 08/15/2014	410,000	462,703
Prudential Financial, Inc.
3.875%, 01/14/2015	110,000	114,060
4.750%, 04/01/2014 to 09/17/2015	490,000	522,642
5.375%, 06/21/2020	210,000	225,795
Realty Income Corp.
5.950%, 09/15/2016	135,000	150,540
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	120,000	125,199
Royal Bank of Scotland Group PLC
5.000%, 11/12/2013	300,000	295,230
Senior Housing Properties Trust
4.300%, 01/15/2016	320,000	319,784
Simon Property Group LP
5.650%, 02/01/2020	350,000	384,669
5.875%, 03/01/2017	86,000	98,020
State Street Corp.
2.150%, 04/30/2012	215,000	217,674
SunTrust Banks, Inc.
6.000%, 09/11/2017	290,000	316,425
The Allstate Corp.
5.950%, 04/01/2036	270,000	285,313
The Bank of New York Mellon Corp.
4.500%, 04/01/2013	435,000	459,896
The Goldman Sachs Group, Inc.
3.250%, 06/15/2012	315,000	322,242
6.125%, 02/15/2033	345,000	338,133
7.500%, 02/15/2019	360,000	410,875
The Royal Bank of Scotland PLC
4.875%, 03/16/2015	120,000	121,584

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
The Travelers Companies, Inc.
5.500%, 12/01/2015	$190,000	$213,045
5.900%, 06/02/2019	190,000	217,949
6.250%, 06/20/2016	190,000	221,345
U.S. Bank NA (3.778% to 04/29/2015 then
3 month LIBOR + 2.003%)
04/29/2020	250,000	262,700
Union Bank NA
5.950%, 05/11/2016	250,000	277,746
US Central Federal Credit Union
1.900%, 10/19/2012	200,000	203,725
Ventas Realty LP/Ventas Capital Corp.
4.750%, 06/01/2021	120,000	115,584
Vornado Realty LP
4.250%, 04/01/2015	220,000	231,420
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	390,000	442,688
Wells Fargo & Company
3.000%, 12/09/2011	350,000	352,584
3.625%, 04/15/2015	220,000	229,832
5.000%, 11/15/2014	290,000	305,309
Wells Fargo Bank NA
5.950%, 08/26/2036	485,000	508,005
Westpac Banking Corp.
3.000%, 12/09/2015	230,000	234,931
Willis North America, Inc.
7.000%, 09/29/2019	150,000	172,544
Xstrata Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	290,000	318,998

		33,430,412
Health Care - 1.58%
Abbott Laboratories
4.125%, 05/27/2020	210,000	229,935
4.350%, 03/15/2014	350,000	381,604
Aetna, Inc.
6.000%, 06/15/2016	290,000	336,596
Amgen, Inc.
5.700%, 02/01/2019	145,000	170,643
5.750%, 03/15/2040	160,000	176,958
AstraZeneca PLC
5.900%, 09/15/2017	300,000	360,138
Baxter International, Inc.
5.900%, 09/01/2016	145,000	173,336
Becton Dickinson and Company
3.250%, 11/12/2020	160,000	161,441
Bristol-Myers Squibb Company
6.800%, 11/15/2026	140,000	183,507
Covidien International Finance SA
6.000%, 10/15/2017	287,000	344,720
Eli Lilly & Company
7.125%, 06/01/2025	220,000	298,383
Gilead Sciences, Inc.
4.500%, 04/01/2021	100,000	107,095
GlaxoSmithKline Capital, Inc.
4.375%, 04/15/2014	370,000	404,336
6.375%, 05/15/2038	140,000	173,586
Howard Hughes Medical Institute
3.450%, 09/01/2014	210,000	223,985
Johnson & Johnson
2.150%, 05/15/2016	120,000	124,928
5.850%, 07/15/2038	245,000	300,860
Life Technologies Corp.
5.000%, 01/15/2021	150,000	154,674

The accompanying notes are an integral part of the financial statements.
307

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	$210,000	$244,893
Pharmacia Corp.
6.500%, 12/01/2018	290,000	359,055
Quest Diagnostics, Inc.
5.450%, 11/01/2015	90,000	101,294
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	200,000	240,914
St. Jude Medical, Inc.
4.875%, 07/15/2019	100,000	113,516
UnitedHealth Group, Inc.
4.875%, 03/15/2015	31,000	34,436
5.800%, 03/15/2036	210,000	224,465
WellPoint, Inc.
6.375%, 06/15/2037	120,000	141,700
Wyeth
5.500%, 03/15/2013	385,000	413,239
6.000%, 02/15/2036	230,000	265,990

		6,446,227
Industrials - 1.62%
Allied Waste North America, Inc.
6.875%, 06/01/2017	200,000	215,500
Burlington Northern Santa Fe LLC
4.700%, 10/01/2019	160,000	176,038
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	260,000	291,566
CSX Corp.
6.250%, 04/01/2015	205,000	238,050
7.375%, 02/01/2019	290,000	365,391
Emerson Electric Company
4.875%, 10/15/2019	215,000	244,713
FedEx Corp.
8.000%, 01/15/2019	145,000	187,368
GATX Corp.
4.750%, 05/15/2015	170,000	184,555
General Dynamics Corp.
5.250%, 02/01/2014	265,000	293,322
General Electric Company
5.000%, 02/01/2013	525,000	553,244
Honeywell International, Inc.
3.875%, 02/15/2014	220,000	237,142
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	270,000	327,835
Lockheed Martin Corp., Series B
6.150%, 09/01/2036	250,000	286,263
Norfolk Southern Corp.
7.050%, 05/01/2037	200,000	262,212
Pitney Bowes, Inc.
6.250%, 03/15/2019	120,000	137,512
Roper Industries, Inc.
6.250%, 09/01/2019	100,000	117,977
Snap-On, Inc.
6.125%, 09/01/2021	210,000	253,814
Stanley Black & Decker, Inc.
6.150%, 10/01/2013	170,000	185,670
The Boeing Company
8.750%, 09/15/2031	275,000	397,253
Tyco Electronics Group SA
6.550%, 10/01/2017	305,000	362,876
Union Pacific Corp.
6.625%, 02/01/2029	260,000	320,971
United Technologies Corp.
5.375%, 12/15/2017	285,000	336,547
6.125%, 02/01/2019	350,000	434,021

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Waste Management, Inc.
6.125%, 11/30/2039	$160,000	$178,067

		6,587,907
Information Technology - 0.66%
Cisco Systems, Inc.
5.900%, 02/15/2039	250,000	282,371
Dell, Inc.
4.700%, 04/15/2013	225,000	237,375
Google, Inc.
3.625%, 05/19/2021	120,000	126,933
Hewlett-Packard Company
3.750%, 12/01/2020	150,000	148,998
4.750%, 06/02/2014	240,000	261,294
International Business Machines Corp.
5.600%, 11/30/2039	300,000	348,448
Microsoft Corp.
2.950%, 06/01/2014	200,000	213,163
Motorola Solutions, Inc.
6.000%, 11/15/2017	180,000	208,468
Oracle Corp.
5.750%, 04/15/2018	380,000	454,634
SAIC, Inc.
4.450%, 12/01/2020 (S)	150,000	160,106
The Western Union Company
3.650%, 08/22/2018	250,000	249,449

		2,691,239
Materials - 0.74%
Agrium, Inc.
6.750%, 01/15/2019	250,000	304,358
Alcoa, Inc.
6.750%, 07/15/2018	325,000	353,995
ArcelorMittal
5.375%, 06/01/2013	440,000	457,504
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021	100,000	100,673
Commercial Metals Company
7.350%, 08/15/2018	140,000	144,931
CRH America, Inc.
8.125%, 07/15/2018	100,000	117,718
E.I. du Pont de Nemours & Company
5.875%, 01/15/2014	45,000	50,039
International Paper Company
8.700%, 06/15/2038	100,000	127,038
Potash Corp. of Saskatchewan, Inc.
4.875%, 03/30/2020	60,000	66,359
PPG Industries, Inc.
3.600%, 11/15/2020	100,000	103,112
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	240,000	270,947
Rio Tinto Finance USA, Ltd.
6.500%, 07/15/2018	110,000	133,807
The Dow Chemical Company
5.700%, 05/15/2018	140,000	156,754
5.900%, 02/15/2015	150,000	168,053
9.400%, 05/15/2039	130,000	195,453
The Sherwin-Williams Company
3.125%, 12/15/2014	110,000	116,692
Vale Overseas, Ltd.
6.875%, 11/10/2039	110,000	125,549

		2,992,982
Telecommunication Services - 1.36%
America Movil SAB de CV
5.000%, 03/30/2020	693,000	751,406

The accompanying notes are an integral part of the financial statements.
308

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
American Tower Corp.
4.500%, 01/15/2018	$150,000	$154,839
Ameritech Capital Funding Corp.
6.875%, 10/15/2027	138,000	153,153
AT&T Corp.
8.000%, 11/15/2031	11,000	14,829
AT&T, Inc.
5.350%, 09/01/2040	366,000	371,690
5.625%, 06/15/2016	200,000	228,287
6.700%, 11/15/2013	270,000	300,444
British Telecommunications PLC
5.950%, 01/15/2018	160,000	180,551
9.875%, 12/15/2030	160,000	232,979
CenturyLink, Inc.
7.600%, 09/15/2039	140,000	128,760
COX Communications, Inc.
9.375%, 01/15/2019 (S)	95,000	131,028
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	165,000	222,646
Qwest Corp.
8.375%, 05/01/2016	270,000	307,800
Telecom Italia Capital SA
7.721%, 06/04/2038	200,000	193,950
Telefonica Europe BV
8.250%, 09/15/2030	125,000	141,360
Verizon Communications, Inc.
5.250%, 04/15/2013	275,000	293,813
Verizon Global Funding Corp.
7.375%, 09/01/2012	250,000	265,847
Verizon Wireless Capital LLC
7.375%, 11/15/2013	330,000	372,763
8.500%, 11/15/2018	210,000	282,006
Vodafone Group PLC
5.375%, 01/30/2015	515,000	577,876
5.450%, 06/10/2019	205,000	239,442

		5,545,469
Utilities - 2.30%
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021 (S)	207,000	219,385
Consolidated Edison Company of New
York, Inc.
7.125%, 12/01/2018	265,000	338,070
Constellation Energy Group, Inc.
5.150%, 12/01/2020	150,000	156,876
7.600%, 04/01/2032	58,000	69,694
Dominion Resources, Inc.
5.000%, 03/15/2013	262,000	278,219
DTE Energy Company
6.350%, 06/01/2016	215,000	251,054
Duke Energy Carolinas LLC
5.625%, 11/30/2012	300,000	317,714
6.000%, 01/15/2038	140,000	167,452
7.000%, 11/15/2018	270,000	341,658
E.ON International Finance BV
5.800%, 04/30/2018 (S)	385,000	448,082
Enel Finance International NV
5.125%, 10/07/2019 (S)	300,000	299,770
6.000%, 10/07/2039 (S)	100,000	86,198
6.250%, 09/15/2017 (S)	144,000	150,477
Entergy Texas, Inc.
7.125%, 02/01/2019	135,000	163,858
Exelon Generation Company LLC
6.250%, 10/01/2039	100,000	108,466

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
FirstEnergy Corp.
6.450%, 11/15/2011	$6,000	$6,060
FirstEnergy Solutions Corp.
6.050%, 08/15/2021	150,000	164,234
Florida Power & Light Company
5.650%, 02/01/2037	200,000	234,767
Florida Power Corp.
5.650%, 04/01/2040	220,000	249,088
Georgia Power Company
4.250%, 12/01/2019	130,000	140,926
5.950%, 02/01/2039	265,000	311,394
Indiana Michigan Power Company
6.050%, 03/15/2037	295,000	334,980
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	170,000	185,150
MidAmerican Energy Holdings Company
8.480%, 09/15/2028	365,000	508,662
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/2015	265,000	317,442
NiSource Finance Corp.
6.800%, 01/15/2019	250,000	298,870
Oglethorpe Power Corp.
5.375%, 11/01/2040	150,000	156,565
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	140,000	187,811
Pacific Gas & Electric Company
6.050%, 03/01/2034	170,000	195,321
6.250%, 12/01/2013	355,000	394,823
Pennsylvania Electric Company
5.200%, 04/01/2020	200,000	220,526
PPL WEM Holdings PLC
5.375%, 05/01/2021 (S)	110,000	116,260
Progress Energy, Inc.
4.400%, 01/15/2021	165,000	175,321
Public Service Electric & Gas Company
6.330%, 11/01/2013	355,000	393,558
San Diego Gas & Electric Company
6.125%, 09/15/2037	160,000	201,210
Southern California Edison Company
5.350%, 07/15/2035	345,000	385,171
Southwestern Public Service Company
8.750%, 12/01/2018	155,000	209,136
Virginia Electric and Power Company
8.875%, 11/15/2038	190,000	297,003
Wisconsin Electric Power Company
6.000%, 04/01/2014	230,000	260,204

		9,341,455

TOTAL CORPORATE BONDS (Cost $83,706,218)		$93,048,275

MUNICIPAL BONDS - 0.69%
California - 0.12%
State of California 7.500%, 04/01/2034	200,000	236,828
University of California 5.770%, 05/15/2043	220,000	239,723

		476,551
District of Columbia - 0.03%
Metropolitan Washington Airports Authority
7.462%, 10/01/2046	100,000	108,552
Georgia - 0.06%
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	230,000	233,609
Illinois - 0.09%
State of Illinois
5.100%, 06/01/2033	285,000	247,959

The accompanying notes are an integral part of the financial statements.
309

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois (continued)
7.350%, 07/01/2035	$100,000	$109,188

		357,147
Maryland - 0.06%
Maryland State Transportation Authority
5.888%, 07/01/2043	230,000	264,282
New Jersey - 0.08%
New Jersey State Turnpike Authority
7.102%, 01/01/2041	250,000	314,883
New York - 0.11%
New York State Dormitory Authority
5.628%, 03/15/2039	210,000	232,630
New York State Urban Development Corp.
5.770%, 03/15/2039	200,000	227,098

		459,728
North Carolina - 0.04%
North Carolina Turnpike Authority
6.700%, 01/01/2039	170,000	188,535
Texas - 0.04%
State of Texas 5.517%, 04/01/2039	160,000	184,443
Utah - 0.03%
State of Utah 4.554%, 07/01/2024	100,000	114,268
Washington - 0.03%
State of Washington 5.481%, 08/01/2039	100,000	113,254

TOTAL MUNICIPAL BONDS (Cost $2,542,111)		$2,815,252

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.40%
Commercial & Residential - 5.40%
Banc of America Commercial Mortgage, Inc.
Series 2006-5, Class A3,
5.390%, 09/10/2047	320,000	330,741
Series 2006-4, Class A4,
5.634%, 07/10/2046	410,000	442,820
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	700,000	758,601
Bear Stearns Commercial Mortgage Securities
Series 2005-T20, Class A3,
5.295%, 10/12/2042 (P)	610,000	622,044
Series 2006-PW12, Class A4,
5.903%, 09/11/2038 (P)	260,000	287,564
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2006-CD2, Class A4,
5.526%, 01/15/2046 (P)	680,000	729,460
Series 2006-CD3, Class A5,
5.617%, 10/15/2048	760,000	812,601
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C3, Class A3
4.645%, 07/15/2037	340,000	354,860
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class A2,
4.353%, 06/10/2048	308,256	308,034
Series 2005-C1, Class A3,
4.578%, 06/10/2048	540,000	554,900
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C3, Class A4
5.023%, 04/10/2040	1,020,000	1,077,344
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4
5.998%, 08/10/2045 (P)	1,105,000	1,166,247

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2005-LDP2, Class A4,
4.738%, 07/15/2042	$940,000	$1,007,806
Series 2004-CBX, Class A6,
4.899%, 01/12/2037	540,000	577,862
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	420,000	454,088
Series 2005-CB11, Class A3,
5.197%, 08/12/2037	349,106	353,834
Series 2005-LDP5, Class A4,
5.373%, 12/15/2044 (P)	275,000	302,077
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	210,000	193,697
Series 2005-CB13, Class A3A1,
5.456%, 01/12/2043 (P)	880,000	899,491
Series 2006-CB14, Class A3A,
5.491%, 12/12/2044 (P)(S)	920,000	930,381
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
6.140%, 07/15/2044 (P)	660,000	703,512
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class A2,
4.310%, 02/15/2030	95,926	96,060
Series 2006-C7, Class A3,
5.347%, 11/15/2038	968,000	1,013,738
Series 2007-C2, Class A3,
5.430%, 02/15/2040	710,000	740,805
Series 2006-C3, Class A4,
5.661%, 03/15/2039 (P)	380,000	415,535
Merrill Lynch Mortgage Trust,
Series 2008-C1, Class A4
5.690%, 02/12/2051	145,000	156,162
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-8, Class A2
6.128%, 08/12/2049 (P)	1,080,000	1,120,500
Morgan Stanley Capital I
Series 2004-HQ3, Class A4,
4.800%, 01/13/2041	870,000	917,357
Series 2005-HQ6, Class A2A,
4.882%, 08/13/2042	639,444	642,935
Series 2006-T21, Class A2,
5.090%, 10/12/2052	155,430	155,129
Series 2007-T25, Class A3,
5.514%, 11/12/2049 (P)	1,295,000	1,393,812
Series 2007-T27, Class A4,
5.795%, 06/11/2042 (P)	1,630,000	1,809,337
Series 2006-T23, Class A2,
5.928%, 08/12/2041 (P)	181,100	181,939
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class A4
5.083%, 03/15/2042 (P)	410,000	439,214

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $18,917,471)		$21,950,487

ASSET BACKED SECURITIES - 0.07%
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3
1.670%, 01/15/2014	295,951	297,867

TOTAL ASSET BACKED SECURITIES (Cost $295,947)		$297,867

The accompanying notes are an integral part of the financial statements.
310

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 2.99%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	$1,213,207	$12,138,020

TOTAL SECURITIES LENDING
COLLATERAL (Cost $12,140,151)		$12,138,020

SHORT-TERM INVESTMENTS - 6.91%
Money Market Funds - 6.91%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	28,113,387	28,113,387

TOTAL SHORT-TERM INVESTMENTS (Cost $28,113,387)		$28,113,387

Total Investments (Total Bond Market Fund)
(Cost $412,333,174) - 108.23%		$440,141,178
Other assets and liabilities, net - (8.23%)		(33,458,290)

TOTAL NET ASSETS - 100.00%		$406,682,888

Total Return Fund
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 46.40%
U.S. Government - 15.46%
Treasury Inflation Protected Securities
0.625%, 07/15/2021	$701,078	$732,243
1.125%, 01/15/2021	2,786,130	3,048,416
1.250%, 07/15/2020	2,484,120	2,751,357
1.750%, 01/15/2028 (C)(D)(F)	10,884,603	12,530,051
2.000%, 01/15/2026 (C)(D)(F)	11,376,163	13,470,981
2.375%, 01/15/2025 to 01/15/2027 (C)	4,770,939	5,907,208
2.500%, 01/15/2029 (C)(D)(F)	13,566,728	17,289,099
3.625%, 04/15/2028	1,953,882	2,797,410
3.875%, 04/15/2029 (C)(D)(F)	3,434,413	5,135,251
U.S. Treasury Bonds
0.500%, 08/15/2014 (C)	10,700,000	10,755,212
U.S. Treasury Notes
0.625%, 07/15/2014 (C)	21,839,000	22,013,057
1.500%, 07/31/2016
to 08/31/2018 (C)(D)(F)	238,200,000	239,108,938
2.625%, 08/15/2020 (C)	3,400,000	3,560,704
3.375%, 11/15/2019 (C)	900,000	1,005,961
3.500%, 05/15/2020 (C)	4,300,000	4,833,802
3.625%, 02/15/2020 (C)(D)(F)	3,600,000	4,087,969
3.625%, 02/15/2021 (C)	3,400,000	3,833,500

		352,861,159
U.S. Government Agency - 30.94%
Federal Home Loan Mortgage Corp.
1.000%, 08/27/2014 (C)	1,100,000	1,115,029
2.000%, 08/25/2016 (C)	1,300,000	1,347,366
2.500%, 05/27/2016 (C)	1,300,000	1,382,225
4.000%, TBA (C)	39,000,000	40,387,409
4.375%, 07/17/2015 (D)(F)	1,400,000	1,590,400
4.500%, TBA (C)	26,000,000	27,434,004
4.500%, 03/01/2041	1,175,240	1,240,932
4.802%, 11/01/2035 (P)	351,599	380,797
4.875%, 06/13/2018	700,000	832,547
5.500%, 12/01/2036 to 01/01/2040	8,668,456	9,462,486
6.000%, TBA (C)	45,000,000	49,818,852
6.000%, 08/01/2026 to 05/01/2040	32,123,067	35,568,706
Federal National Mortgage Association
0.875%, 08/28/2014 (C)	3,000,000	3,029,880

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
1.250%, 02/27/2014		$300,000	$306,092
1.625%, 10/26/2015		300,000	308,695
2.000%, 02/18/2015 to 09/21/2015 (C)		1,600,000	1,672,487
2.182%, 11/01/2034 (P)		274,741	282,333
2.185%, 11/01/2035 (P)		236,106	238,004
2.221%, 05/01/2035 (P)		480,812	498,656
2.250%, 03/15/2016 (C)		7,400,000	7,777,940
2.330%, 01/01/2035 (P)		194,507	203,875
2.425%, 03/01/2035 (P)		125,595	132,207
2.527%, 07/01/2034 (P)		189,709	199,057
2.590%, 06/01/2035 (P)		741,976	777,581
2.750%, 03/13/2014 (C)		600,000	634,807
3.500%, 01/01/2041 to 05/01/2041		41,589,189	41,928,693
4.000%, TBA (C)		28,900,000	29,976,096
4.000%, 09/01/2013 to 08/01/2041		14,550,586	15,165,854
4.375%, 10/15/2015 (C)		2,300,000	2,622,909
4.500%, TBA (C)		170,900,000	180,854,300
4.500%, 03/01/2023 to 08/01/2041		99,689,093	105,556,307
4.500%, 02/01/2039 to 07/01/2041 (C)		28,693,533	30,364,288
4.732%, 09/01/2035 (P)		355,792	384,409
5.000%, TBA (C)		28,000,000	30,135,281
5.000%, 02/01/2034 to 04/01/2037		4,760,434	5,144,848
5.500%, 11/01/2013 to 04/01/2040		30,818,691	33,778,057
6.000%, TBA		1,000,000	1,107,164
6.000%, 10/01/2026 to 06/01/2040		36,604,401	40,638,069
Government National Mortgage
Association
3.500%, 11/15/2040 to 01/20/2041		1,914,344	1,962,772

			706,241,414

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,046,706,616)			$1,059,102,573

FOREIGN GOVERNMENT
OBLIGATIONS - 7.23%
Brazil - 0.33%
Federative Republic of Brazil
10.250%, 01/10/2028	BRL	6,400,000	4,512,846
12.500%, 01/05/2022		3,600,000	2,905,961

			7,418,807
Canada - 2.91%
Canada Housing Trust
1.375%, 01/27/2014		$3,200,000	3,253,232
2.200%, 03/15/2014 (S)	CAD	2,700,000	2,817,920
2.750%, 09/15/2014 (S)		4,300,000	4,563,322
2.750%, 12/15/2015		4,500,000	4,780,578
3.150%, 06/15/2014 (S)		1,400,000	1,499,257
3.350%, 12/15/2020 (S)		4,100,000	4,359,699
3.800%, 06/15/2021 (S)		1,600,000	1,755,164
Government of Canada
2.000%, 12/01/2014		6,400,000	6,680,952
2.750%, 09/01/2016		4,900,000	5,261,732
3.000%, 12/01/2015		3,500,000	3,791,601
3.750%, 06/01/2019		1,800,000	2,043,413
4.250%, 06/01/2018		300,000	349,750
4.500%, 06/01/2015		600,000	681,603
Province of Ontario
4.200%, 03/08/2018 to 06/02/2020		1,400,000	1,542,661
4.300%, 03/08/2017		2,400,000	2,695,779
4.400%, 06/02/2019		2,700,000	3,025,224
4.600%, 06/02/2039		1,100,000	1,235,408

The accompanying notes are an integral part of the financial statements.
311

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Ontario (continued)
4.700%, 06/02/2037	CAD	11,100,000	$12,577,469
5.500%, 06/02/2018		700,000	833,724
Province of Quebec
4.500%, 12/01/2016 to 12/01/2020		2,300,000	2,596,367

			66,344,855
France - 0.38%
Societe Financement de
l’Economie Francaise
0.450%, 07/16/2012 (P)(S)		$2,000,000	2,003,440
2.125%, 05/20/2012	EUR	800,000	1,154,764
3.375%, 05/05/2014 (S)		$5,100,000	5,438,283

			8,596,487
Italy - 0.53%
Republic of Italy
2.100%, 09/15/2016 to 09/15/2021	EUR	5,294,814	6,656,757
2.350%, 09/15/2019		4,151,589	5,425,830

			12,082,587
Mexico - 1.93%
Government of Mexico
6.000%, 06/18/2015	MXN	163,900,000	13,795,196
6.050%, 01/11/2040		$1,400,000	1,605,100
9.500%, 12/18/2014	MXN	45,000,000	4,169,597
10.000%, 12/05/2024		228,000,000	24,436,066

			44,005,959
Russia - 0.48%
Government of Russia
3.625%, 04/29/2015		$400,000	411,520
7.500%, 03/31/2030		8,909,500	10,658,435

			11,069,955
South Korea - 0.03%
Korea Housing Finance Corp.
4.125%, 12/15/2015 (S)		700,000	728,893
Spain - 0.48%
Kingdom of Spain
3.276%, 03/25/2014 (P)	EUR	3,900,000	5,383,509
4.650%, 07/30/2025		4,300,000	5,661,302

			11,044,811
Turkey - 0.16%
Republic of Turkey
7.000%, 09/26/2016		$3,200,000	3,657,600

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $160,420,717)			$164,949,954

CORPORATE BONDS - 30.07%
Consumer Discretionary - 0.88%
American Honda Finance Corp.
0.428%, 02/21/2012 (P)(S)		550,000	549,826
Banque PSA Finance
2.146%, 04/04/2014 (P)(S)		3,500,000	3,499,948
Comcast Corp.
5.875%, 02/15/2018		700,000	818,591
6.450%, 03/15/2037		700,000	775,702
Ford Motor Credit Company LLC
5.875%, 08/02/2021		1,600,000	1,603,342
General Motors Company,
Escrow Certificate (I)		20,000	8,200
President and Fellows of Harvard College
6.500%, 01/15/2039 (S)		7,900,000	10,774,336

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Volkswagen International Finance NV
0.856%, 04/01/2014 (P)(S)		$2,000,000	$2,005,572

			20,035,517
Consumer Staples - 0.28%
CVS Pass-
Through Trust 6.943%, 01/10/2030		276,536	322,759
Kraft Foods, Inc.
6.125%, 02/01/2018		2,500,000	2,955,785
6.875%, 02/01/2038		1,100,000	1,306,679
Philip Morris International, Inc.
5.650%, 05/16/2018		1,600,000	1,885,514

			6,470,737
Energy - 2.11%
Cameron International Corp.
1.257%, 06/02/2014 (P)		2,400,000	2,411,654
Gazprom OAO Via Gaz Capital SA
6.212%, 11/22/2016 (S)		500,000	545,000
Gazprom OAO Via Gazprom
International SA 7.201%, 02/01/2020		136,333	150,636
Gazprom OAO Via RBS AG
9.625%, 03/01/2013		300,000	328,176
Gazprom OAO Via White Nights
Finance BV
10.500%, 03/08/2014 to 03/25/2014		6,800,000	7,921,860
Indian Oil Corp. Ltd. 4.750%, 01/22/2015		4,600,000	4,812,258
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)		4,600,000	4,759,257
Novatek Finance, Ltd.
5.326%, 02/03/2016 (S)		700,000	717,500
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021		2,000,000	2,102,500
Petrobras International Finance Company
3.875%, 01/27/2016		5,900,000	6,048,173
Petroleos Mexicanos
6.500%, 06/02/2041 (S)		8,600,000	9,235,996
8.000%, 05/03/2019		6,500,000	8,199,750
Total Capital SA 4.450%, 06/24/2020		800,000	871,905

			48,104,665
Financials - 22.29%
AK Transneft OJSC via
TransCapitalInvest, Ltd.
8.700%, 08/07/2018 (S)		1,000,000	1,227,500
Allstate Life Global Funding Trusts
5.375%, 04/30/2013		2,500,000	2,669,850
Ally Financial, Inc.
3.478%, 02/11/2014 (P)		1,000,000	941,599
6.250%, 12/01/2017		5,500,000	5,287,057
6.750%, 12/01/2014		400,000	401,000
6.875%, 08/28/2012		5,810,000	5,926,200
7.000%, 02/01/2012		3,400,000	3,425,500
7.500%, 09/15/2020		1,500,000	1,473,750
8.300%, 02/12/2015		6,500,000	6,825,000
American Express Bank FSB
5.500%, 04/16/2013		3,500,000	3,714,858
6.000%, 09/13/2017		200,000	230,250
American Express Centurion Bank
6.000%, 09/13/2017		200,000	230,250
American Express Company
7.000%, 03/19/2018		2,700,000	3,212,023
American Express Credit Corp.
5.375%, 10/01/2014	GBP	8,100,000	13,893,252
5.875%, 05/02/2013		$2,300,000	2,456,708

The accompanying notes are an integral part of the financial statements.
312

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
American Express Travel Related Services
Company, Inc. 5.250%, 11/21/2011 (S)		$1,366,000	$1,378,478
American International Group, Inc.
0.347%, 03/20/2012 (P)		4,200,000	4,177,765
4.950%, 03/20/2012		22,268,000	22,546,350
5.850%, 01/16/2018		5,400,000	5,486,557
6.250%, 03/15/2037		1,100,000	885,500
ANZ National International, Ltd.
6.200%, 07/19/2013 (S)		3,100,000	3,352,356
Australia & New Zealand Banking
Group, Ltd. 2.125%, 01/10/2014 (S)		3,000,000	3,034,410
Banco Nacional de Desenvolvimento
Economico e Social
4.125%, 09/15/2017 (S)	EUR	600,000	842,335
Banco Santander Brasil SA
4.250%, 01/14/2016 (S)		$2,500,000	2,481,250
4.500%, 04/06/2015 (S)		400,000	404,000
Banco Santander Chile
1.501%, 04/20/2012 (P)(S)		3,800,000	3,799,001
Bank of America Corp.
0.616%, 08/15/2016 (P)		1,100,000	891,371
5.650%, 05/01/2018		6,200,000	6,321,241
6.500%, 08/01/2016		7,900,000	8,473,951
Bank of America NA 6.000%, 10/15/2036		900,000	845,116
Bank of China Hong Kong, Ltd.
5.550%, 02/11/2020 (S)		700,000	708,092
Bank of Montreal 2.850%, 06/09/2015 (S)		1,400,000	1,484,757
Bank of Nova Scotia
1.650%, 10/29/2015 (S)		1,400,000	1,417,041
Barclays Bank PLC
2.375%, 01/13/2014		1,100,000	1,086,346
5.000%, 09/22/2016		9,700,000	9,997,683
5.450%, 09/12/2012		23,000,000	23,800,837
6.050%, 12/04/2017 (S)		2,900,000	2,868,671
BBVA Bancomer SA
4.500%, 03/10/2016 (S)		900,000	904,500
6.500%, 03/10/2021 (S)		1,900,000	1,900,000
BNP Paribas SA 1.146%, 01/10/2014 (P)		6,100,000	5,930,579
BNP Paribas SA (5.186% to 06/29/2015,
then 3 month
LIBOR + 1.680%) 06/29/2015 (Q)(S)		7,600,000	6,235,800
BPCE SA 2.375%, 10/04/2013 (S)		600,000	599,303
C10 Capital SPV, Ltd. (6.722% to
12/31/2016, then 3 month
LIBOR + 4.710%) 12/31/2016 (Q)(S)		1,700,000	952,000
CIT Group, Inc.
5.250%, 04/01/2014 (S)		600,000	580,500
7.000%, 05/01/2014 to 05/01/2017		2,448,132	2,435,381
Citigroup, Inc.
1.136%, 02/15/2013 (P)		2,100,000	2,071,343
2.286%, 08/13/2013 (P)		400,000	399,309
5.300%, 10/17/2012		800,000	829,344
5.500%, 08/27/2012 to 10/15/2014		20,800,000	21,845,979
5.625%, 08/27/2012		1,700,000	1,738,048
5.850%, 07/02/2013		600,000	627,321
6.000%, 08/15/2017		900,000	975,229
6.125%, 08/25/2036		3,500,000	3,320,282
8.500%, 05/22/2019		2,200,000	2,686,484
Citigroup, Inc. (4.750% to 02/10/2014,
then 3 month
EURIBOR + 1.400%) 02/10/2019	EUR	1,500,000	1,820,791
Countrywide Financial Corp.
5.800%, 06/07/2012		$3,300,000	3,361,908
Credit Suisse/New York NY
2.200%, 01/14/2014		1,300,000	1,304,358

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Danske Bank A/S 2.500%, 05/10/2012 (S)		$2,500,000	$2,534,848
Deutsche Bank AG/London
6.000%, 09/01/2017		4,500,000	5,077,643
Dexia Credit Local
0.733%, 04/29/2014 (P)(S)		7,100,000	6,863,939
0.896%, 09/23/2011 (P)(S)		5,200,000	5,200,983
Export-Import Bank of Korea
1.050%, 03/03/2012 (S)	SGD	4,400,000	3,653,790
4.000%, 01/29/2021		$600,000	573,379
5.125%, 06/29/2020		1,100,000	1,150,636
Ford Motor Credit Company LLC
2.996%, 01/13/2012 (P)		1,300,000	1,300,026
7.000%, 04/15/2015		5,200,000	5,551,000
7.250%, 10/25/2011		100,000	100,599
7.500%, 08/01/2012		3,400,000	3,536,279
8.000%, 06/01/2014 to 12/15/2016		1,100,000	1,216,915
8.700%, 10/01/2014		1,000,000	1,107,798
Fortis Bank Nederland Holding NV
3.000%, 04/17/2012	EUR	500,000	724,376
General Electric Capital Corp. (5.500% to
09/15/2017, then 3 month
EURIBOR + 2.000%) 09/15/2067 (S)		9,900,000	12,372,582
General Electric Capital Corp. (6.375% to
11/15/2017, then 3 month
LIBOR + 2.289%) 11/15/2067		$4,100,000	4,059,000
HSBC Bank PLC 2.000%, 01/19/2014 (S)		1,400,000	1,396,991
HSBC Holdings PLC
6.500%, 05/02/2036 to 09/15/2037		2,100,000	2,096,299
ICICI Bank, Ltd./Dubai
4.750%, 11/25/2016 (S)		10,400,000	10,226,788
ING Bank NV 1.046%, 03/30/2012 (P)(S)		18,700,000	18,693,025
International Lease Finance Corp.
5.750%, 05/15/2016		600,000	552,680
Intesa Sanpaolo SpA
2.375%, 12/21/2012		12,700,000	12,313,133
2.708%, 02/24/2014 (P)(S)		3,300,000	3,127,618
IPIC, Ltd. 5.000%, 11/15/2020 (S)		800,000	824,000
JPMorgan Chase & Company
0.992%, 09/26/2013 (P)	EUR	3,800,000	5,338,754
3.150%, 07/05/2016		$4,100,000	4,185,530
6.000%, 01/15/2018		2,300,000	2,565,984
JPMorgan Chase Bank NA
6.000%, 10/01/2017		3,900,000	4,368,675
Kreditanstalt fuer Wiederaufbau
2.000%, 09/07/2016	EUR	3,200,000	4,592,666
LeasePlan Corp. NV 3.125%, 02/10/2012		$1,900,000	2,745,832
Lehman Brothers Holdings, Inc.
11/24/2008 to 05/02/2018 (H)		$21,200,000	5,206,375
Lloyds TSB Bank PLC
4.875%, 01/21/2016		1,700,000	1,703,159
Merrill Lynch & Company, Inc.
5.450%, 02/05/2013		1,400,000	1,436,261
6.050%, 08/15/2012		900,000	925,068
6.400%, 08/28/2017		3,100,000	3,174,571
6.875%, 04/25/2018		7,600,000	7,880,714
MetLife, Inc. 6.400%, 12/15/2036		900,000	817,079
Monumental Global Funding, Ltd.
5.500%, 04/22/2013 (S)		1,900,000	2,016,877
Morgan Stanley
2.786%, 05/14/2013 (P)		4,100,000	4,093,637
6.250%, 08/28/2017		800,000	846,206
7.300%, 05/13/2019		300,000	334,719
National Australia Bank, Ltd.
5.350%, 06/12/2013 (S)		2,600,000	2,773,672

The accompanying notes are an integral part of the financial statements.
313

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Nationwide Building Society
6.250%, 02/25/2020 (S)		$3,000,000	$3,240,447
Nordea Bank AB 2.125%, 01/14/2014 (S)		600,000	604,139
Northern Rock Asset Management PLC
5.625%, 06/22/2017 (S)		15,300,000	16,398,785
Pacific LifeCorp. 6.000%, 02/10/2020 (S)		700,000	781,472
Pricoa Global Funding I
0.353%, 01/30/2012 (P)(S)		3,200,000	3,193,722
0.447%, 09/27/2013 (P)(S)		2,700,000	2,669,161
Principal Life Income Funding Trusts
5.300%, 04/24/2013		2,200,000	2,348,522
5.550%, 04/27/2015		3,500,000	3,925,604
Qatari Diar Finance QSC
5.000%, 07/21/2020 (S)		1,200,000	1,305,000
Royal Bank of Scotland Group PLC
(6.990% to 10/05/2017, then 3 month
LIBOR + 2.670%) 10/05/2017 (S)		6,800,000	5,236,000
Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%) 09/30/2031 (Q)		5,000,000	3,750,000
Royal Bank of Scotland PLC
2.625%, 05/11/2012 (S)		3,100,000	3,148,103
3.950%, 09/21/2015		1,600,000	1,558,563
RZD Capital, Ltd. 5.739%, 04/03/2017		1,100,000	1,156,375
Santander US Debt SA Unipersonal
1.046%, 03/30/2012 (P)(S)		13,900,000	13,864,166
2.991%, 10/07/2013 (S)		5,700,000	5,535,589
SLM Corp.
0.483%, 10/25/2011 (P)		200,000	199,537
0.964%, 11/15/2011	EUR	5,400,000	7,700,641
1.044%, 06/17/2013 (P)		2,100,000	2,854,465
5.375%, 05/15/2014		$500,000	497,629
6.250%, 01/25/2016		600,000	613,162
Springleaf Finance Corp.
3.250%, 01/16/2013	EUR	2,193,000	2,853,166
4.875%, 07/15/2012		$600,000	586,500
6.900%, 12/15/2017		2,700,000	2,281,500
State Bank of India/London
4.500%, 07/27/2015 (S)		1,700,000	1,742,490
SteelRiver Transmission Company LLC
4.710%, 06/30/2017 (S)		2,413,538	2,498,132
Sumitomo Mitsui Banking Corp.
1.950%, 01/14/2014 (S)		1,300,000	1,314,265
Swedbank AB 3.625%, 12/02/2011	EUR	100,000	144,316
Sydney Airport Finance
Company Pty, Ltd.
5.125%, 02/22/2021 (S)		$400,000	415,824
Temasek Financial I, Ltd.
4.300%, 10/25/2019 (S)		1,600,000	1,726,810
The Goldman Sachs Group, Inc.
1.042%, 05/23/2016 (P)	EUR	600,000	735,281
5.625%, 01/15/2017		$700,000	724,749
6.150%, 04/01/2018		7,500,000	8,009,588
6.250%, 09/01/2017		5,400,000	5,827,621
6.375%, 05/02/2018	EUR	700,000	1,049,903
TNK-BP Finance SA
6.125%, 03/20/2012 (S)		$500,000	509,400
Turkiye Garanti Bankasi AS
2.751%, 04/20/2016 (P)(S)		900,000	882,000
UBS AG/Stamford CT
1.253%, 01/28/2014 (P)		1,000,000	994,052
1.403%, 02/23/2012 (P)		9,100,000	9,140,313
5.750%, 04/25/2018		1,900,000	2,022,951
5.875%, 12/20/2017		2,100,000	2,243,907

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Vnesheconombank
5.450%, 11/22/2017 (S)	$700,000	$712,250
Wachovia Corp. 0.379%, 10/15/2011 (P)	1,100,000	1,100,068
Westpac Banking Corp.
0.730%, 07/16/2014 (P)(S)	1,000,000	1,005,304
3.585%, 08/14/2014 (S)	1,600,000	1,717,360

		508,795,302
Health Care - 0.53%
Amgen, Inc. 6.150%, 06/01/2018	9,100,000	10,961,660
AstraZeneca PLC 5.900%, 09/15/2017	1,000,000	1,200,460

		12,162,120
Industrials - 1.07%
Caterpillar, Inc. 0.468%, 05/21/2013 (P)	8,500,000	8,502,967
International Lease Finance Corp.
6.750%, 09/01/2016 (S)	1,300,000	1,313,000
Noble Group, Ltd.
4.875%, 08/05/2015 (S)	1,000,000	1,025,000
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)	12,800,000	13,456,000

		24,296,967
Information Technology - 0.43%
Hewlett-Packard Company
0.588%, 05/24/2013 (P)	9,900,000	9,881,418
Materials - 1.79%
AngloGold Ashanti Holdings PLC
5.375%, 04/15/2020	300,000	305,629
Braskem Finance, Ltd.
5.750%, 04/15/2021 (S)	800,000	804,000
C8 Capital SPV, Ltd. (6.640% to
12/31/2014, then 3 month
LIBOR + 4.400%) 12/31/2014 (Q)(S)	4,500,000	2,520,000
CSN Resources SA
6.500%, 07/21/2020 (S)	8,000,000	8,490,000
6.500%, 07/21/2020	2,600,000	2,759,250
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)	600,000	600,000
GTL Trade Finance, Inc.
7.250%, 10/20/2017 (S)	10,400,000	11,505,000
7.250%, 10/20/2017	2,900,000	3,208,125
Rohm & Haas Company
6.000%, 09/15/2017	1,500,000	1,709,441
The Dow Chemical Company
4.850%, 08/15/2012	7,000,000	7,256,830
6.000%, 10/01/2012	800,000	843,038
Vale Overseas, Ltd. 4.625%, 09/15/2020	900,000	918,571

		40,919,884
Telecommunication Services - 0.14%
Qtel International Finance, Ltd.
4.750%, 02/16/2021 (S)	3,000,000	3,056,250
Utilities - 0.55%
Comision Federal de Electricidad
4.875%, 05/26/2021 (S)	11,900,000	12,227,250
ENN Energy Holdings, Ltd.
6.000%, 05/13/2021 (S)	400,000	407,130

		12,634,380

TOTAL CORPORATE BONDS (Cost $682,990,805)		$686,357,240

The accompanying notes are an integral part of the financial statements.
314

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

CONVERTIBLE BONDS - 0.50%
Energy - 0.50%
Transocean, Inc. 1.500%, 12/15/2037	$11,500,000	$11,456,875

TOTAL CONVERTIBLE BONDS (Cost $10,710,011)		$11,456,875

TERM LOANS (M) - 0.32%
Consumer Discretionary - 0.03%
Ford Motor Company
2.960%, 12/15/2013	721,828	707,692
Financials - 0.29%
Petroleum Export, Ltd.
3.247%, 12/20/2012	1,835,460	1,818,634
Springleaf Finance Funding Company
5.500%, 05/10/2017	5,200,000	4,788,332

		6,606,966

TOTAL TERM LOANS (Cost $7,726,921)		$7,314,658

MUNICIPAL BONDS - 4.14%
California - 2.62%
California Infrastructure & Economic
Development Bank
6.486%, 05/15/2049	1,000,000	1,091,580
California State University
6.434%, 11/01/2030	1,200,000	1,306,272
California Statewide Communities
Development Authority
6.400%, 06/01/2039	12,900,000	13,894,590
City of Los Angeles, CA
5.713%, 06/01/2039	1,000,000	1,076,370
Los Angeles Unified School District
4.500%, 07/01/2023	5,000,000	5,252,100
6.758%, 07/01/2034	2,700,000	3,205,467
San Diego Tobacco Settlement Revenue
Funding Corp.
7.125%, 06/01/2032	1,405,000	1,042,398
State of California
5.650%, 04/01/2039 (P)	800,000	849,280
7.500%, 04/01/2034	2,600,000	3,078,764
7.550%, 04/01/2039	900,000	1,084,122
7.600%, 11/01/2040	1,600,000	1,937,648
7.950%, 03/01/2036	17,300,000	19,587,233
Tobacco Securitization Authority of
Southern California
5.125%, 06/01/2046	1,500,000	949,635
University of California
6.270%, 05/15/2031	5,300,000	5,549,577

		59,905,036
Illinois - 0.47%
Chicago Transit Authority
6.200%, 12/01/2040	1,000,000	1,080,430
Chicago Transit Authority, Series A
6.300%, 12/01/2021	100,000	111,806
6.899%, 12/01/2040	2,700,000	3,034,719
Chicago Transit Authority, Series B
6.300%, 12/01/2021	300,000	335,418
6.899%, 12/01/2040	2,600,000	2,922,322
Illinois Municipal Electric Agency
6.832%, 02/01/2035	200,000	231,372
State of Illinois
4.071%, 01/01/2014	2,100,000	2,182,026
6.725%, 04/01/2035	800,000	831,368

		10,729,461

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

MUNICIPAL BONDS (continued)
Iowa - 0.04%
Iowa Tobacco Settlement Authority,
Series A
6.500%, 06/01/2023		$850,000	$804,066
Louisiana - 0.12%
State of Louisiana
3.000%, 05/01/2043 (P)		2,600,000	2,653,508
Nevada - 0.08%
County of Clark
6.820%, 07/01/2045		1,400,000	1,640,982
Truckee Meadows Water Authority,
Series A
5.000%, 07/01/2036		200,000	200,956

			1,841,938
New Jersey - 0.43%
New Jersey State Turnpike Authority
7.414%, 01/01/2040		7,400,000	9,825,128
North Carolina - 0.01%
North Carolina Turnpike Authority
6.700%, 01/01/2039		300,000	332,709
Ohio - 0.09%
American Municipal Power, Inc.
8.084%, 02/15/2050		1,600,000	2,118,160
Texas - 0.13%
City of San Antonio, TX
6.308%, 02/01/2037		2,600,000	2,863,068
West Virginia - 0.10%
Tobacco Settlement Finance Authority
7.467%, 06/01/2047		3,100,000	2,274,997
Wisconsin - 0.05%
Badger Tobacco Asset
Securitization Corp.
6.125%, 06/01/2027		1,120,000	1,160,779

TOTAL MUNICIPAL BONDS (Cost $86,678,954)			$94,508,850

CAPITAL PREFERRED SECURITIES - 1.23%
Financials - 1.23%
BAC Capital Trust VII
5.250%, 08/10/2035	GBP	1,000,000	1,087,611
Citigroup Capital XXI (8.300% to
12/21/2037, then 3 month
LIBOR + 4.170%) 12/21/2057		$20,525,000	20,525,000
JPMorgan Chase Capital XX
6.550%, 09/29/2036		400,000	397,304
MUFG Capital Finance 5, Ltd. (6.299% to
01/25/2017, then 6 month GBP
LIBOR + 2.060%) 01/25/2017 (Q)	GBP	1,500,000	2,252,329
State Street Capital Trust III
5.237%, 09/19/2011 (P)(Q)		$2,900,000	2,901,189
State Street Capital Trust IV
1.247%, 06/15/2037 (P)		400,000	303,336
USB Capital IX 3.500%, (P)(Q)		300,000	225,924
ZFS Finance USA Trust IV (5.875% to
05/09/2012, then 3 month
LIBOR + 1.815%) 05/09/2032 (S)		321,000	301,929

			27,994,622

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $19,312,596)			$27,994,622

The accompanying notes are an integral part of the financial statements.
315

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.31%
Commercial & Residential - 5.55%
American Home Mortgage
Investment Trust, Series 2004-4,
Class 4A 2.218%, 02/25/2045 (P)		$157,366	$126,702
Arran Residential
Mortgages Funding PLC
Series 2010-1A, Class A1B,
2.735%, 05/16/2047 (S)	EUR	877,872	1,259,499
Series 2010-1A, Class A2B,
2.935%, 05/16/2047 (S)		3,100,000	4,434,151
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
1.957%, 11/15/2015 (P)(S)		$1,066,183	950,825
BCAP LLC Trust
Series 2011-RR4, Class 8A1,
5.250%, 02/26/2036 (S)		2,579,856	2,576,406
Series 2011-RR5, Class 12A1,
5.923%, 03/26/2037 (P)(S)		400,000	307,200
Series 2011-RR5, Class 5A1,
6.385%, 08/26/2037 (S)		6,000,000	5,904,000
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2004-8, Class 2A1,
2.976%, 11/25/2034 (P)		2,273,017	1,798,879
Series 2004-9, Class 22A1,
3.443%, 11/25/2034 (P)		631,471	581,669
Bear Stearns Alt-A Trust, Series 2005-7,
Class 22A1 2.774%, 09/25/2035 (P)		871,898	596,124
Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2007-PW15, Class A4,
5.331%, 02/11/2044		400,000	410,970
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)		1,000,000	1,093,857
Series 2007-PW18, Class A4,
5.700%, 06/11/2050		4,300,000	4,564,162
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class A2A,
2.580%, 12/25/2035 (P)		312,361	269,240
Series 2005-11, Class 1A1,
2.660%, 12/25/2035 (P)		729,132	628,228
Commercial Mortgage Pass Through
Certificates, Series 2006-C8, Class A4
5.306%, 12/10/2046		2,900,000	3,081,598
Countrywide Alternative Loan Trust
Series 2005-81, Class A1,
0.498%, 02/25/2037 (P)		5,893,543	2,939,387
Series 2005-62, Class 2A1,
1.252%, 12/25/2035 (P)		7,483,180	4,422,402
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2004-HYB9, Class 1A1,
2.775%, 02/20/2035 (P)		2,731,879	2,121,728
Series 2005-HYB9, Class 3A2A,
3.017%, 02/20/2036 (P)		409,356	304,371
Series 2004-22, Class A3,
3.073%, 11/25/2034 (P)		1,602,436	1,206,485
Credit Suisse Mortgage Capital
Certificates, Series 2006-C2, Class A3
5.850%, 03/15/2039 (P)		300,000	317,921
European Loan Conduit, Series 25X,
Class A 1.685%, 05/15/2019 (P)	EUR	240,688	286,971
Granite Master Issuer PLC, Series 2005-1,
Class A5 1.528%, 12/20/2054 (P)		3,260,872	4,417,243

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Greenpoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.298%, 10/25/2046 (P)		$263,780	245,464
Series 2006-AR8, Class 1A1A,
0.298%, 01/25/2047 (P)		241,265	227,537
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class A4,
4.799%, 08/10/2042 (P)		100,000	106,014
Series 2007-GG9, Class A4,
5.444%, 03/10/2039		1,400,000	1,478,473
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1
1.143%, 03/06/2020 (P)(S)		2,641,878	2,620,322
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 6A1
5.173%, 11/25/2035 (P)		1,630,950	1,511,170
Holmes Master Issuer PLC,
Series 2011-1A, Class A3
2.955%, 10/15/2054 (S)	EUR	1,700,000	2,425,096
Homebanc Mortgage Trust, Series 2005-4,
Class A1 0.488%, 10/25/2035 (P)		$5,436,322	3,575,176
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2010-C2, Class A3,
4.070%, 11/15/2043 (S)		3,000,000	2,892,297
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047		3,000,000	3,131,838
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049		400,000	423,399
Series 2007-LD12, Class A4,
5.882%, 02/15/2051 (P)		1,000,000	1,083,709
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1,
5.018%, 02/25/2035 (P)		710,696	683,605
Series 2005-S3, Class 1A2,
5.750%, 01/25/2036		280,854	258,557
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
0.647%, 12/15/2030 (P)		2,615,771	2,299,187
Merrill Lynch Commercial Trust,
Series 2008-LAQA, Class A1
0.744%, 07/09/2021 (P)(S)		4,998,969	4,804,614
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.428%, 02/25/2036 (P)		958,598	640,051
Series 2005-2, Class 3A,
1.188%, 10/25/2035 (P)		444,778	350,590
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-6,
Class A4 5.485%, 03/12/2051 (P)		2,000,000	2,097,958
MLCC Mortgage Investors, Inc.,
Series 2005-3, Class 4A
0.468%, 11/25/2035 (P)		215,718	177,672
Morgan Stanley Capital I
Series 2007-XLFA, Class A1,
0.268%, 10/15/2020 (P)(S)		439,355	435,199
Series 2007-IQ14, Class A2FX,
5.610%, 04/15/2049		2,930,330	3,007,177
Series 2007-IQ16, Class A4,
5.809%, 12/12/2049		200,000	213,457
Morgan Stanley Reremic Trust,
Series 2009-GG10, Class A4A
5.998%, 08/12/2045 (P)(S)		1,000,000	1,095,887

The accompanying notes are an integral part of the financial statements.
316

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
PHH Alternative Mortgage Trust,
Series 2007-1, Class 1A1
0.378%, 02/25/2037 (P)		$14,926,054	$9,027,337
RBSSP Resecuritization Trust,
Series 2011-3, Class 2A1
0.437%, 02/26/2037 (P)(S)		3,513,610	2,937,374
Structured Asset
Mortgage Investments, Inc.
Series 2007-AR2, Class 2A1,
0.348%, 03/25/2037 (P)		2,519,816	1,371,165
Series 2005-AR5, Class A3,
0.462%, 07/19/2035 (P)		1,917,373	1,607,332
Series 2005-AR8, Class A1A,
0.498%, 02/25/2036 (P)		513,433	298,655
Structured Asset Securities Corp.,
Series 2006-11, Class A1
2.680%, 10/25/2035 (P)(S)		741,924	586,278
Thornburg Mortgage Securities Trust,
Series 2006-6, Class A1
0.328%, 11/25/2046 (P)		856,276	851,997
Titan Europe PLC, Series, 2007-3X,
Class A1 1.113%, 10/23/2016	GBP	6,770,151	9,461,565
Wachovia Bank
Commercial Mortgage Trust
Series 2007-WHL8, Class A1,
0.287%, 06/15/2020 (P)(S)		$2,658,038	2,307,250
Series 2006-WL7A, Class A1,
0.297%, 09/15/2021 (P)(S)		4,912,442	4,738,472
WaMu Mortgage Pass Through
Certificates, Series 2005-AR19,
Class A1A1 0.488%, 12/25/2045 (P)		2,430,634	1,938,912
WaMu Mortgage Pass-
Through Certificates
Series 2002-AR17, Class 1A,
1.452%, 11/25/2042 (P)		154,175	127,920
Series 2001-7, Class A,
1.459%, 05/25/2041 (P)		94,319	82,679
Wells Fargo Mortgage
Backed Securities Trust
Series 2006-AR2, Class 2A1,
2.741%, 03/25/2036 (P)		1,583,601	1,344,089
Series 2006-AR2, Class 2A5,
2.741%, 03/25/2036 (P)		4,937,108	3,978,184
Series 2004-CC, Class A1,
4.872%, 01/25/2035 (P)		1,467,965	1,382,190
Series 2005-14, Class 1A9,
5.500%, 12/25/2035		4,279,825	4,263,403

			126,689,269
U.S. Government Agency - 0.76%
Federal Home Loan Mortgage Corp.
Series 2007-3335, Class BF,
0.357%, 07/15/2019 (P)		1,328,245	1,327,161
Series 3335, Class FT,
0.357%, 08/15/2019 (P)		3,222,114	3,219,387
Series 3149, Class LF,
0.507%, 05/15/2036 (P)		1,158,725	1,151,625
Series 2637, Class F,
0.607%, 06/15/2018 (P)		143,463	143,973
Series T-63, Class 1A1,
1.463%, 02/25/2045 (P)		147,929	144,724
Federal National Mortgage Association
Series 2007-73, Class A1,
0.278%, 07/25/2037 (P)		1,449,284	1,431,825

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2005-120, Class NF,
0.318%, 01/25/2021 (P)		$4,179,164	$4,173,249
Series 2007-30, Class AF,
0.528%, 04/25/2037 (P)		1,585,250	1,572,711
Series 2003-W6, Class F,
0.568%, 09/25/2042 (P)		1,155,894	1,154,019
Series 2005-75, Class FL,
0.668%, 09/25/2035 (P)		2,945,850	2,931,936
Series 2006-5, Class 3A2,
2.417%, 05/25/2035 (P)		191,541	196,974
Series 2003-21, Class M,
5.000%, 02/25/2017		37,932	37,882

			17,485,466

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $152,881,198)			$144,174,735

ASSET BACKED SECURITIES - 2.35%
Access Group, Series 2008-1, Class A
1.553%, 10/27/2025 (P)		8,406,397	8,464,390
Bear Stearns Asset
Backed Securities Trust
Series 2007-HE1, Class 21A1,
0.278%, 01/25/2037 (P)		976,841	903,332
Series 2007-HE5, Class 1A1,
0.308%, 06/25/2047 (P)		369,317	355,459
BNC Mortgage Loan Trust, Series 2007-2,
Class A2 0.318%, 05/25/2037 (P)		1,024,519	850,259
Carrington Mortgage Loan Trust,
Series 2005-NC5, Class A2
0.538%, 10/25/2035 (P)		668,441	609,952
Citibank Omni Master Trust,
Series 2009-A8, Class A8
2.307%, 05/16/2016 (P)(S)		19,505,000	19,699,806
Countrywide Asset-Backed Certificates,
Series 2007-1, Class 2A1
0.268%, 07/25/2037 (P)		1,845,360	1,794,271
First Franklin Mortgage Loan Asset
Backed Certificates, Series 2006-FF15,
Class A3 0.268%, 11/25/2036 (P)		32,079	31,955
GSAMP Trust, Series 2007-FM1,
Class A2A 0.288%, 12/25/2036 (P)		387,461	250,666
HFC Home Equity Loan Asset Backed
Certificates, Series 2005-1, Class A
0.503%, 01/20/2034 (P)		1,949,934	1,683,493
Hillmark Funding, Series 2006-1A,
Class A1 0.548%, 05/21/2021 (P)(S)		7,100,000	6,568,551
HSBC Asset Loan Obligation,
Series 2007-WF1, Class A1
0.278%, 12/25/2036 (P)		1,064,997	881,380
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AV1
0.278%, 03/25/2047 (P)		844,617	687,356
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.778%, 10/25/2034 (P)		58,753	42,912
Master Asset Backed Securities Trust,
Series 2007-HE1, Class A1
0.298%, 05/25/2037 (P)		366,604	347,829
Penta CLO SA, Series 2007-1X, Class A1
1.934%, 06/04/2024 (P)	EUR	968,307	1,196,238

The accompanying notes are an integral part of the financial statements.
317

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Securitized Asset Backed
Receivables LLC Trust,
Series 2007-HE1, Class A2A
0.278%, 12/25/2036 (P)	$532,745	$158,289
SLM Student Loan Trust, Series 2009-B,
Class A1 6.207%, 07/15/2042 (P)(S)	6,898,688	6,498,957
Small Business Administration
Participation Certificates,
Series 2007-2OL, Class 1
5.290%, 12/01/2027	1,453,567	1,598,831
Specialty Underwriting & Residential
Finance, Series 2007-BC1, Class A2A
0.278%, 01/25/2038 (P)	873,163	777,522
Wind River CLO, Ltd., Series 2004-1A,
Class A1 0.577%, 12/19/2016 (P)(S)	230,770	222,883

TOTAL ASSET BACKED SECURITIES (Cost $55,155,402)		$53,624,331

PREFERRED SECURITIES - 0.69%
Financials - 0.69%

Commercial Banks
Wells Fargo & Company,
Series L, 7.500%	11,000	11,450,670

Diversified Financial Services
Citigroup, Inc., Series 1, 6.150%	445,000	4,326,290

		15,776,960

TOTAL PREFERRED SECURITIES (Cost $15,578,300)		$15,776,960

OPTIONS PURCHASED - 0.01%
Call Options - 0.01%
Over the Counter USD Purchased Options
on Interest Rate Swaption (Expiration
Date: 04/30/2012; Strike Price : $1.25;
Counterparty: The Royal Bank of
Scotland PLC)	35,200,000	280,692

TOTAL OPTIONS PURCHASED (Cost $138,908)		$280,692

SHORT-TERM INVESTMENTS - 27.86%
Repurchase Agreement - 1.04%
Morgan Stanley Tri-Party Repurchase
Agreement dated 08/31/2011 at 0.060%
to be repurchased at $7,100,012 on
09/01/2011, collateralized by
$6,986,400 U.S Treasury Bonds,
1.875% due 09/30/2017 (valued at
$7,296,600, including interest)	$7,100,000	7,100,000
Morgan Stanley Tri-Party Repurchase
Agreement dated 08/31/2011 at 0.080%
to be repurchased at $5,000,011 on
09/01/2011, collateralized by
$4,511,300 U.S Treasury Bonds,
3.625% due 02/15/2021 (valued at
$5,114,748, including interest)	5,000,000	5,000,000
Citigroup Tri-Party Repurchase
Agreement dated 08/31/2011 at 0.080%
to be repurchased at $11,500,026 on
09/01/2011, collateralized by
$11,650,000 U.S Treasury Bonds,
0.500% due 11/15/2013 (valued at
$11,743,548, including interest)	11,500,000	11,500,000

		23,600,000

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

SHORT-TERM INVESTMENTS (continued)
Commercial Paper* - 6.52%
Bank of Nova Scotia
0.522%, 08/09/2012 (P)		$3,700,000	$3,698,890
Itau Unibanco Holding SA
1.450%, 12/05/2011		2,100,000	2,092,052
Kells Funding LLC
0.230%, 09/02/2011		14,500,000	14,499,907
0.260%, 09/02/2011		25,000,000	24,999,819
0.260%, 10/05/2011		8,000,000	7,998,036
0.270%, 10/04/2011		23,700,000	23,694,134
0.270%, 11/03/2011		20,100,000	20,090,503
0.300%, 10/03/2011		25,000,000	24,993,333
0.310%, 11/16/2011		6,300,000	6,295,877
0.360%, 09/07/2011		1,200,000	1,199,928
Straight A Funding LLC
0.160%, 09/06/2011		4,000,000	3,999,911
0.160%, 09/12/2011		4,000,000	3,999,804
0.160%, 09/16/2011		4,000,000	3,999,733
0.220%, 10/11/2011		7,300,000	7,298,216

			148,860,143
U.S. Government* - 0.26%
U.S. Treasury Bill
0.001%, 10/20/2011 (D)(F)		570,000	569,999
0.001%, 02/16/2012 (D)(F)		270,000	269,980
0.005%, 09/15/2011 (D)(F)		1,954,000	1,953,931
0.010%, 10/27/2011 (D)(F)		680,000	679,986
0.010%, 02/09/2012 (D)(F)		280,000	279,987
0.015%, 12/01/2011 (D)(F)		500,000	499,981
0.030%, 11/25/2011 (D)(F)		400,000	399,962
0.031%, 02/23/2012 (D)(F)		400,000	399,947
0.060%, 09/15/2011 (D)		450,000	449,905
0.063%, 09/01/2011 (D)(F)		500,000	499,975

			6,003,653
Foreign Government* - 20.04%
Japan Treasury Discount Bill
0.091%, 11/14/2011	JPY	8,780,000,000	114,639,945
0.094%, 10/24/2011		3,220,000,000	42,046,814
0.097%, 09/20/2011		100,000,000	1,305,916
0.097%, 10/11/2011		6,480,000,000	84,619,264
0.098%, 10/17/2011		2,860,000,000	37,346,214
0.098%, 10/31/2011		180,000,000	2,350,393
0.099%, 09/12/2011		7,290,000,000	95,203,192
0.101%, 11/21/2011		4,040,000,000	52,749,938
0.103%, 11/07/2011		2,080,000,000	27,158,981

			457,420,657

TOTAL SHORT-TERM INVESTMENTS (Cost $623,697,443)			$635,884,453

Total Investments (Total Return Fund)
(Cost $2,861,997,871) - 127.11%			$2,901,425,943
Other assets and liabilities, net - (27.11%)			(618,747,432)

TOTAL NET ASSETS - 100.00%			$2,282,678,511

SALE COMMITMENTS OUTSTANDING
Federal National Mortgage Association - (2.18)%
Federal National Mortgage Association
3.500%, TBA		$(41,000,000)	(41,279,530)
5.500%, TBA		(2,600,000)	(2,836,199)
6.000%, TBA		(1,500,000)	(1,657,523)
6.000%, TBA (C)		(3,500,000)	(3,875,073)

			(49,648,325)

The accompanying notes are an integral part of the financial statements.
318

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

SALE COMMITMENTS OUTSTANDING (continued)
U.S. Government - (0.96)%
U.S. Treasury Notes 0.625%, 07/15/2014	$(21,839,000)	$(22,013,057)

TOTAL U.S. GOVERNMENT AGENCY (Cost $(71,045,624))		$(71,661,382)

U.S. Equity Fund (formerly U.S. Multi-Sector Fund)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.30%
Consumer Discretionary - 6.69%
Auto Components - 0.04%
BorgWarner, Inc. (I)(L)	3,200	$228,448
Lear Corp.	1,800	86,004
TRW Automotive Holdings Corp. (I)	2,100	87,549

		402,001
Automobiles - 0.09%
General Motors Company (I)	38,100	915,543
Distributors - 0.17%
Audiovox Corp., Class A (I)	13,100	83,971
Genuine Parts Company (L)	29,600	1,628,592

		1,712,563
Diversified Consumer Services - 0.31%
Apollo Group, Inc., Class A (I)	43,100	2,018,158
Career Education Corp. (I)	5,500	93,335
DeVry, Inc.	3,700	163,466
Education Management Corp. (I)(L)	4,600	72,358
H&R Block, Inc. (L)	28,100	424,872
ITT Educational Services, Inc. (I)(L)	1,520	109,683
Weight Watchers International, Inc.	5,800	351,016

		3,232,888
Hotels, Restaurants & Leisure - 2.10%
Chipotle Mexican Grill, Inc. (I)(L)	350	109,680
Einstein Noah Restaurant Group, Inc.	8,800	131,736
Las Vegas Sands Corp. (I)	10,700	498,299
McDonald’s Corp.	230,500	20,851,030
Ruth’s Hospitality Group, Inc. (I)(L)	17,700	93,633
Six Flags Entertainment Corp.	2,800	93,940
Yum! Brands, Inc.	5,000	271,850

		22,050,168
Household Durables - 0.09%
Fortune Brands, Inc.	1,700	97,104
KB Home	76,600	504,794
MDC Holdings, Inc. (L)	3,700	72,372
Mohawk Industries, Inc. (I)	1,800	89,190
NVR, Inc. (I)	150	95,475
Tupperware Brands Corp.	1,700	113,050

		971,985
Internet & Catalog Retail - 0.24%
Amazon.com, Inc. (I)	4,170	897,759
Liberty Media Corp. - Interactive, Series A (I)	26,400	417,648
Netflix, Inc. (I)(L)	670	157,457
priceline.com, Inc. (I)	1,950	1,047,657

		2,520,521
Leisure Equipment & Products - 0.01%
Johnson Outdoors, Inc. (I)	6,300	99,666
Media - 0.53%
Arbitron, Inc.	7,500	281,625

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media (continued)
CBS Corp., Class B	28,800	$721,440
Charter Communications, Inc., Class A (I)	10,500	523,740
Clear Channel Outdoor
Holdings, Inc., Class A (I)	7,100	81,295
Comcast Corp., Class A	19,600	421,596
DIRECTV, Class A (I)	5,200	228,644
DISH Network Corp. (I)	3,500	87,010
Gannett Company, Inc. (L)	20,700	239,085
John Wiley & Sons, Inc.	2,100	102,459
News Corp., Class A	24,700	426,569
The McGraw-Hill Companies, Inc.	29,900	1,259,089
The Washington Post Company, Class B (L)	240	85,382
Time Warner, Inc.	22,600	715,516
Viacom, Inc., Class B	8,000	385,920

		5,559,370
Multiline Retail - 0.58%
Big Lots, Inc. (I)	3,300	111,870
Dillard’s, Inc., Class A (L)	2,300	106,444
Dollar Tree, Inc. (I)	25,750	1,839,065
Family Dollar Stores, Inc.	16,500	880,935
J.C. Penney Company, Inc. (L)	15,600	415,428
Macy’s, Inc.	3,600	93,420
Sears Holdings Corp. (I)(L)	11,900	712,691
Target Corp.	37,600	1,942,792

		6,102,645
Specialty Retail - 1.15%
Aaron’s, Inc.	4,100	109,224
Abercrombie & Fitch Company, Class A	4,700	298,967
Advance Auto Parts, Inc.	18,300	1,111,176
Aeropostale, Inc. (I)(L)	9,100	101,738
AutoNation, Inc. (I)(L)	11,800	476,484
AutoZone, Inc. (I)	1,780	546,460
Best Buy Company, Inc.	31,400	803,526
Destination Maternity Corp.	6,400	89,920
GameStop Corp., Class A (I)	13,300	318,269
Group 1 Automotive, Inc. (L)	2,500	104,375
Guess?, Inc. (L)	2,400	81,864
Jos A. Bank Clothiers, Inc. (I)	2,300	117,875
Lowe’s Companies, Inc.	59,100	1,177,863
O’Reilly Automotive, Inc. (I)	1,800	116,784
Penske Automotive Group, Inc. (L)	7,100	129,504
RadioShack Corp. (L)	10,000	130,100
Rent-A-Center, Inc.	4,200	118,356
Ross Stores, Inc.	21,500	1,645,288
Sonic Automotive, Inc.	7,400	102,712
Syms Corp. (I)(L)	10,000	88,600
The Gap, Inc. (L)	17,800	294,056
TJX Companies, Inc.	73,700	4,025,494
Tractor Supply Company	1,700	104,329

		12,092,964
Textiles, Apparel & Luxury Goods - 1.38%
Carter’s, Inc. (I)(L)	3,600	111,348
Coach, Inc.	52,500	2,951,550
Deckers Outdoor Corp. (I)	1,550	137,888
Fossil, Inc. (I)	5,400	521,694
NIKE, Inc., Class B	104,400	9,046,260
Ralph Lauren Corp. (L)	890	122,028
Steven Madden, Ltd. (I)	3,750	135,450
VF Corp. (L)	12,690	1,485,491

		14,511,709

		70,172,023

The accompanying notes are an integral part of the financial statements.
319

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 24.00%
Beverages - 6.10%
Brown Forman Corp., Class B (L)	30,800	$2,209,900
Coca-Cola Enterprises, Inc.	16,500	455,730
Hansen Natural Corp. (I)	22,800	1,945,296
PepsiCo, Inc.	355,185	22,884,570
The Coca-Cola Company	519,000	36,563,550

		64,059,046
Food & Staples Retailing - 6.16%
Costco Wholesale Corp.	49,600	3,895,584
CVS Caremark Corp.	64,200	2,305,422
Safeway, Inc.	17,900	328,107
SUPERVALU, Inc. (L)	13,790	109,906
Sysco Corp.	131,600	3,675,588
The Kroger Company	53,000	1,248,680
Wal-Mart Stores, Inc. (L)	839,689	44,679,852
Walgreen Company	239,000	8,415,190

		64,658,329
Food Products - 2.12%
Archer-Daniels-Midland Company	3,400	96,832
Bunge, Ltd. (L)	4,600	297,666
Campbell Soup Company (L)	50,900	1,622,183
Corn Products International, Inc.	2,300	107,548
Darling International, Inc. (I)	5,700	96,045
Dean Foods Company (I)	12,400	107,136
Dole Food Company, Inc. (I)	8,000	90,160
Flowers Foods, Inc. (L)	29,850	568,643
Fresh Del Monte Produce, Inc.	3,700	89,318
General Mills, Inc.	150,600	5,709,246
Green Mountain Coffee Roasters, Inc. (I)	1,400	146,636
H.J. Heinz Company (L)	48,300	2,542,512
Hormel Foods Corp. (L)	55,400	1,529,594
Kellogg Company	73,900	4,014,248
McCormick & Company, Inc., Non
Voting Shares (L)	28,400	1,357,236
The Hershey Company	51,600	3,026,340
The J.M. Smucker Company	11,800	850,662

		22,252,005
Household Products - 5.57%
Church & Dwight Company, Inc.	30,600	1,332,324
Clorox Company (L)	27,900	1,944,630
Colgate-Palmolive Company	109,100	9,815,727
Kimberly-Clark Corp.	87,900	6,079,164
Spectrum Brands Holdings, Inc. (I)	3,400	91,052
The Procter & Gamble Company	615,600	39,201,408

		58,464,305
Personal Products - 0.66%
Avon Products, Inc.	57,200	1,290,432
Herbalife, Ltd.	26,800	1,495,440
The Estee Lauder Companies, Inc., Class A	42,170	4,118,322

		6,904,194
Tobacco - 3.39%
Altria Group, Inc.	85,500	2,324,745
Lorillard, Inc.	31,660	3,527,557
Philip Morris International, Inc.	372,931	25,851,577
Reynolds American, Inc.	102,000	3,832,140

		35,536,019

		251,873,898
Energy - 4.02%

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services - 0.78%
Atwood Oceanics, Inc. (I)(L)	3,100	$130,479
Baker Hughes, Inc.	15,900	971,649
Basic Energy Services, Inc. (I)	3,400	74,324
CARBO Ceramics, Inc. (L)	670	107,301
Gulfmark Offshore, Inc., Class A (I)	1,400	55,314
Halliburton Company	26,900	1,193,553
Helix Energy Solutions Group, Inc. (I)	6,500	109,785
Helmerich & Payne, Inc.	1,500	85,530
Lufkin Industries, Inc.	1,300	80,899
McDermott International, Inc. (I)	5,200	74,828
Nabors Industries, Ltd. (I)	4,400	81,136
National Oilwell Varco, Inc.	28,000	1,851,360
Oceaneering International, Inc.	2,600	110,994
Oil States International, Inc. (I)	2,800	185,024
Patterson-UTI Energy, Inc.	7,200	175,968
Rowan Companies, Inc. (I)	2,800	100,996
Schlumberger, Ltd.	33,298	2,601,240
SEACOR Holdings, Inc.	960	85,190
Weatherford International, Ltd. (I)	5,000	85,650

		8,161,220
Oil, Gas & Consumable Fuels - 3.24%
Anadarko Petroleum Corp.	10,700	789,125
Apache Corp.	1,040	107,193
Apco Oil and Gas International, Inc.	1,300	102,882
Berry Petroleum Company, Class A	2,100	102,963
Cabot Oil & Gas Corp.	1,400	106,204
Chevron Corp.	75,669	7,484,421
Cloud Peak Energy, Inc. (I)(L)	5,000	100,000
Cobalt International Energy, Inc. (I)	7,900	76,393
ConocoPhillips	102,000	6,943,140
CVR Energy, Inc. (I)	5,200	148,044
Energy Partners, Ltd. (I)	8,800	117,216
EQT Corp.	1,600	95,712
Exxon Mobil Corp.	157,600	11,668,704
Golar LNG, Ltd.	3,100	102,269
Gulfport Energy Corp. (I)	2,900	83,810
Hess Corp.	11,670	692,498
HollyFrontier Corp.	5,900	423,384
Marathon Oil Corp.	43,400	1,168,328
Murphy Oil Corp.	5,700	305,406
Occidental Petroleum Corp.	7,349	637,452
Peabody Energy Corp.	6,400	312,320
Pioneer Natural Resources Company	2,310	180,573
Plains Exploration & Production Company (I)	3,000	88,230
Range Resources Corp.	1,900	123,044
SemGroup Corp., Class A (I)	2,900	66,497
SM Energy Company	1,500	114,750
Stone Energy Corp. (I)(L)	3,200	84,512
Tesoro Corp. (I)(L)	9,500	228,570
The Williams Companies, Inc.	16,600	448,034
Valero Energy Corp.	38,800	881,536
W&T Offshore, Inc.	4,100	86,592
Western Refining, Inc. (I)	4,400	76,736
World Fuel Services Corp.	2,700	100,278

		34,046,816

		42,208,036
Financials - 1.42%
Capital Markets - 0.03%
American Capital, Ltd. (I)(L)	12,400	108,004
GAMCO Investors, Inc., Class A	2,400	117,168

The accompanying notes are an integral part of the financial statements.
320

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Safeguard Scientifics, Inc. (I)	7,500	$120,300

		345,472
Commercial Banks - 0.07%
CapitalSource, Inc.	16,200	102,870
CIT Group, Inc. (I)	12,900	445,953
OmniAmerican Bancorp, Inc. (I)	8,300	118,524
West Coast Bancorp (I)	6,300	93,240

		760,587
Consumer Finance - 0.21%
Capital One Financial Corp.	7,100	326,955
Cash America International, Inc.	2,500	139,700
Credit Acceptance Corp. (I)	2,000	138,280
Discover Financial Services	23,500	591,260
EZCORP, Inc., Class A (I)	4,700	157,685
First Cash Financial Services, Inc. (I)(L)	3,400	158,814
SLM Corp.	38,600	529,978
World Acceptance Corp. (I)(L)	2,300	149,845

		2,192,517
Diversified Financial Services - 0.17%
Bank of America Corp.	88,779	725,324
Citigroup, Inc.	11,300	350,865
Leucadia National Corp.	9,200	272,596
Marlin Business Services Corp. (I)	9,000	104,490
Moody’s Corp. (L)	9,100	280,553

		1,733,828
Insurance - 0.78%
ACE, Ltd.	5,300	342,274
Allied World Assurance
Company Holdings, Ltd.	3,700	192,030
American Financial Group, Inc.	3,100	103,168
American International Group, Inc. (I)(L)	19,200	486,336
AON Corp.	8,400	392,532
Arch Capital Group, Ltd. (I)	8,760	295,037
Aspen Insurance Holdings, Ltd.	4,200	100,842
Assurant, Inc.	23,500	826,495
Axis Capital Holdings, Ltd.	2,500	71,650
Brown & Brown, Inc.	4,300	90,343
Chubb Corp.	4,200	259,938
CNO Financial Group, Inc. (I)	29,800	191,614
Employers Holdings, Inc.	5,900	72,157
Endurance Specialty Holdings, Ltd.	2,500	90,400
Enstar Group, Ltd. (I)	1,300	133,848
Genworth Financial, Inc., Class A (I)	9,000	62,190
Hartford Financial Services Group, Inc.	22,400	428,736
Hilltop Holdings, Inc. (I)	8,400	65,436
Kemper Corp.	3,800	97,432
MBIA, Inc. (I)(L)	14,100	109,416
Montpelier Re Holdings, Ltd.	5,100	87,618
Old Republic International Corp. (L)	14,200	141,148
PartnerRe, Ltd.	1,500	85,485
Presidential Life Corp. (L)	9,900	94,941
Protective Life Corp.	4,300	81,657
Prudential Financial, Inc.	11,100	557,331
Reinsurance Group of America, Inc.	1,800	96,066
RenaissanceRe Holdings, Ltd.	3,800	249,166
StanCorp Financial Group, Inc.	2,500	76,375
Symetra Financial Corp.	7,800	83,616
The Travelers Companies, Inc.	34,800	1,756,008
Torchmark Corp.	2,400	91,704
Transatlantic Holdings, Inc.	1,600	81,008

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Validus Holdings, Ltd.	10,700	$276,274

		8,170,271
Real Estate Investment Trusts - 0.10%
Annaly Capital Management, Inc.	26,400	478,632
Getty Realty Corp. (L)	7,200	136,872
One Liberty Properties, Inc.	6,200	96,720
Pennymac Mortgage Investment Trust	9,500	161,880
Prologis, Inc.	3,000	81,690
Winthrop Realty Trust	7,300	74,606

		1,030,400
Real Estate Management & Development - 0.03%
Forest City Enterprises, Inc., Class A (I)	6,200	82,398
Tejon Ranch Company (I)	4,300	116,917
The St. Joe Company (I)(L)	4,900	90,356

		289,671
Thrifts & Mortgage Finance - 0.03%
Capitol Federal Financial, Inc.	9,200	98,716
Fox Chase Bancorp, Inc.	10,000	129,100
Oritani Financial Corp.	9,300	122,295

		350,111

		14,872,857
Health Care - 28.31%
Biotechnology - 2.66%
Alexion Pharmaceuticals, Inc. (I)	5,000	289,725
Amgen, Inc.	260,000	14,405,300
AVEO Pharmaceuticals, Inc. (I)	7,100	120,558
Biogen Idec, Inc. (I)	39,380	3,709,596
Cephalon, Inc. (I)	5,200	419,328
Enzon Pharmaceuticals, Inc. (I)(L)	19,900	170,145
Gilead Sciences, Inc. (I)	202,800	8,088,678
PDL BioPharma, Inc. (L)	18,700	114,257
Regeneron Pharmaceuticals, Inc. (I)(L)	2,000	118,060
Synta Pharmaceuticals Corp. (I)	17,800	75,650
Theravance, Inc. (I)(L)	13,300	252,700
United Therapeutics Corp. (I)	1,660	71,629
Vertex Pharmaceuticals, Inc. (I)	2,000	90,540

		27,926,166
Health Care Equipment & Supplies - 4.61%
Alere, Inc. (I)	37,500	936,375
Baxter International, Inc.	140,900	7,887,582
Becton, Dickinson & Company	51,000	4,150,380
Boston Scientific Corp. (I)	33,000	223,740
C.R. Bard, Inc.	19,460	1,853,760
CareFusion Corp. (I)	11,500	294,515
Covidien PLC	15,400	803,572
DENTSPLY International, Inc. (L)	30,600	1,077,120
Edwards Lifesciences Corp. (I)	26,200	1,976,790
Gen-Probe, Inc. (I)	10,900	653,673
IDEXX Laboratories, Inc. (I)(L)	13,900	1,108,942
Intuitive Surgical, Inc. (I)	6,200	2,364,370
Kinetic Concepts, Inc. (I)(L)	9,100	614,614
Medtronic, Inc.	294,400	10,324,608
Palomar Medical Technologies, Inc. (I)	7,600	61,180
ResMed, Inc. (I)(L)	33,900	1,049,883
St. Jude Medical, Inc.	78,500	3,574,890
Stryker Corp.	88,100	4,302,804
Syneron Medical, Ltd., ADR (I)	10,700	111,601
The Cooper Companies, Inc.	2,000	150,540
Varian Medical Systems, Inc. (I)(L)	26,600	1,515,136

The accompanying notes are an integral part of the financial statements.
321

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Zimmer Holdings, Inc. (I)	59,400	$3,379,266

		48,415,341
Health Care Providers & Services - 3.69%
Aetna, Inc.	39,600	1,585,188
Amedisys, Inc. (I)	4,000	67,880
AMERIGROUP Corp. (I)(L)	1,200	59,364
AmerisourceBergen Corp.	30,900	1,223,022
Cardinal Health, Inc.	33,400	1,419,500
Centene Corp. (I)	4,200	133,938
CIGNA Corp.	6,400	299,136
Coventry Health Care, Inc. (I)	22,200	729,936
Express Scripts, Inc. (I)	126,310	5,928,991
Health Net, Inc. (I)	3,400	83,946
Healthspring, Inc. (I)	7,000	273,280
Henry Schein, Inc. (I)	21,000	1,384,110
Humana, Inc.	20,100	1,560,564
Laboratory Corp. of America Holdings (I)	24,200	2,021,426
Lincare Holdings, Inc.	29,787	641,314
McKesson Corp.	17,100	1,366,803
MEDNAX, Inc. (I)	10,500	685,755
Omnicare, Inc.	3,600	106,956
Patterson Companies, Inc. (L)	28,000	818,160
Quest Diagnostics, Inc.	36,400	1,822,548
Triple-S Management Corp., Class B (I)	34,276	584,406
UnitedHealth Group, Inc.	271,490	12,901,205
WellCare Health Plans, Inc. (I)	1,500	68,745
WellPoint, Inc.	45,900	2,905,470

		38,671,643
Health Care Technology - 0.24%
Cerner Corp. (I)(L)	32,720	2,158,211
Quality Systems, Inc.	4,400	404,888

		2,563,099
Life Sciences Tools & Services - 0.49%
Agilent Technologies, Inc. (I)	2,500	92,175
Covance, Inc. (I)(L)	8,100	401,436
Furiex Pharmaceuticals, Inc. (I)	6,500	99,710
Illumina, Inc. (I)	1,400	72,940
Mettler-Toledo International, Inc. (I)	7,540	1,200,896
Pharmaceutical Product Development, Inc.	25,100	790,148
Techne Corp.	8,200	594,254
Thermo Fisher Scientific, Inc. (I)	6,700	368,031
Waters Corp. (I)	19,000	1,517,530

		5,137,120
Pharmaceuticals - 16.62%
Abbott Laboratories	392,800	20,625,928
Allergan, Inc.	75,000	6,135,750
Bristol-Myers Squibb Company (L)	394,100	11,724,475
Eli Lilly & Company	391,000	14,666,410
Endo Pharmaceuticals Holdings, Inc. (I)	39,100	1,247,681
Forest Laboratories, Inc. (I)	94,500	3,235,680
Hospira, Inc. (I)	2,000	92,400
Johnson & Johnson	599,600	39,453,680
Merck & Company, Inc.	879,810	29,139,307
Pfizer, Inc.	2,460,426	46,698,885
Viropharma, Inc. (I)(L)	6,500	128,765
Warner Chilcott PLC, Class A	67,400	1,149,844
Watson Pharmaceuticals, Inc. (I)	1,600	107,392

		174,406,197

		297,119,566
Industrials - 4.65%

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense - 1.18%
Alliant Techsystems, Inc.	1,300	$82,511
GenCorp, Inc. (I)(L)	21,900	97,455
General Dynamics Corp.	49,400	3,165,552
ITT Corp.	10,800	511,272
L-3 Communications Holdings, Inc.	7,900	535,778
Northrop Grumman Corp.	9,100	497,042
Precision Castparts Corp.	4,360	714,386
Raytheon Company	8,400	363,132
Rockwell Collins, Inc.	12,900	650,934
Spirit Aerosystems Holdings, Inc., Class A (I)	4,700	78,866
United Technologies Corp.	76,700	5,694,975

		12,391,903
Air Freight & Logistics - 0.32%
C.H. Robinson Worldwide, Inc.	35,100	2,474,550
Expeditors International of Washington, Inc.	18,900	859,950

		3,334,500
Airlines - 0.01%
Republic Airways Holdings, Inc. (I)	23,900	76,480
Commercial Services & Supplies - 0.37%
Avery Dennison Corp.	2,700	78,597
Clean Harbors, Inc. (I)	2,000	107,740
Copart, Inc. (I)	13,400	576,736
Deluxe Corp.	4,900	108,437
Iron Mountain, Inc. (L)	3,300	107,382
M&F Worldwide Corp. (I)(L)	3,500	76,650
Pitney Bowes, Inc. (L)	19,100	387,921
R.R. Donnelley & Sons Company	14,300	218,075
Rollins, Inc.	30,500	637,755
Stericycle, Inc. (I)(L)	18,600	1,631,406

		3,930,699
Construction & Engineering - 0.02%
Granite Construction, Inc. (L)	4,100	84,993
KBR, Inc.	2,900	87,145

		172,138
Electrical Equipment - 0.03%
General Cable Corp. (I)	2,500	75,375
Hubbell, Inc., Class B	1,600	94,608
Polypore International, Inc. (I)	1,300	80,171
Rockwell Automation, Inc.	1,200	76,956

		327,110
Industrial Conglomerates - 1.48%
3M Company	165,000	13,691,700
General Electric Company	87,000	1,418,970
Seaboard Corp.	51	117,759
Tyco International, Ltd.	8,100	336,798

		15,565,227
Machinery - 0.79%
AGCO Corp. (I)	1,900	81,396
Caterpillar, Inc.	13,880	1,263,080
Chart Industries, Inc. (I)	2,000	94,580
Cummins, Inc.	1,000	92,920
Danaher Corp.	111,600	5,112,396
Eaton Corp.	6,060	260,277
Harsco Corp.	3,300	75,438
Ingersoll-Rand PLC	2,000	67,020
John Bean Technologies Corp.	5,800	91,640
Joy Global, Inc.	5,990	499,866
Meritor, Inc. (I)	6,600	55,770
Middleby Corp. (I)	200	16,113

The accompanying notes are an integral part of the financial statements.
322

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Miller Industries, Inc.	7,000	$136,010
Oshkosh Corp. (I)	3,400	67,048
Parker Hannifin Corp.	1,300	95,459
RBC Bearings, Inc. (I)	3,100	108,345
Robbins & Myers, Inc.	2,600	124,930

		8,242,288
Marine - 0.01%
Alexander & Baldwin, Inc.	2,200	93,346
Professional Services - 0.15%
Dun & Bradstreet Corp.	7,500	501,675
IHS, Inc., Class A (I)(L)	12,600	977,634
Verisk Analytics, Inc., Class A (I)	3,900	135,876

		1,615,185
Road & Rail - 0.04%
Arkansas Best Corp.	4,600	94,990
Avis Budget Group, Inc. (I)	6,300	82,845
Hertz Global Holdings, Inc. (I)	16,900	189,280
Ryder Systems, Inc.	2,200	103,576

		470,691
Trading Companies & Distributors - 0.25%
Aircastle, Ltd. (L)	8,500	100,045
Fastenal Company (L)	43,300	1,449,684
RSC Holdings, Inc. (I)	12,500	99,500
United Rentals, Inc. (I)	3,400	56,712
W.W. Grainger, Inc. (L)	5,130	790,533
WESCO International, Inc. (I)	2,400	103,416

		2,599,890

		48,819,457
Information Technology - 26.69%
Communications Equipment - 2.91%
Brocade Communications Systems, Inc. (I)	16,500	63,855
Cisco Systems, Inc.	441,993	6,930,450
Harris Corp. (L)	6,700	270,345
QUALCOMM, INC.	440,298	22,657,735
Riverbed Technology, Inc. (I)	3,100	76,818
Seachange International, Inc. (I)(L)	12,600	99,036
Sycamore Networks, Inc.	4,500	77,355
Symmetricom, Inc. (I)	17,600	96,096
Viasat, Inc. (I)(L)	7,000	248,500

		30,520,190
Computers & Peripherals - 2.36%
Apple, Inc. (I)	39,250	15,104,578
Dell, Inc. (I)	97,800	1,453,797
Hewlett-Packard Company	263,700	6,864,111
Lexmark International, Inc., Class A (I)(L)	3,400	108,664
NCR Corp. (I)	7,300	125,779
Seagate Technology PLC	42,400	490,992
Western Digital Corp. (I)	19,500	575,055

		24,722,976
Electronic Equipment, Instruments & Components - 0.26%
Anixter International, Inc.	1,800	106,218
Arrow Electronics, Inc. (I)	11,000	343,200
Avnet, Inc. (I)	3,100	81,344
Dolby Laboratories, Inc., Class A (I)(L)	17,200	577,920
FLIR Systems, Inc.	18,500	478,595
Ingram Micro, Inc., Class A (I)	22,400	399,616
IPG Photonics Corp. (I)	1,700	98,566
Richardson Electronics, Ltd.	8,100	112,104

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
SYNNEX Corp. (I)(L)	3,300	$86,922
Tech Data Corp. (I)	4,600	216,568
Trimble Navigation, Ltd. (I)	2,700	100,278
TTM Technologies, Inc. (I)(L)	7,500	83,775
Vishay Intertechnology, Inc. (I)	5,900	67,260

		2,752,366
Internet Software & Services - 4.75%
AOL, Inc. (I)(L)	7,800	121,524
Earthlink, Inc.	8,700	64,206
eBay, Inc. (I)	268,500	8,288,595
Google, Inc., Class A (I)	76,230	41,237,381
Rackspace Hosting, Inc. (I)	2,500	91,400

		49,803,106
IT Services - 6.01%
Accenture PLC, Class A	169,400	9,078,146
Alliance Data Systems Corp. (I)	1,100	102,751
Amdocs, Ltd. (I)	46,000	1,263,620
Automatic Data Processing, Inc.	91,600	4,582,748
Broadridge Financial Solutions, Inc.	9,300	193,626
CACI International, Inc., Class A (I)	2,100	115,626
Cognizant Technology
Solutions Corp., Class A (I)	59,500	3,775,275
Computer Sciences Corp.	8,300	254,478
Convergys Corp. (I)(L)	8,900	94,785
CoreLogic, Inc. (I)	5,600	63,952
Fidelity National Information Services, Inc.	3,800	107,084
Fiserv, Inc. (I)	5,400	301,482
Global Payments, Inc.	18,000	824,940
International Business Machines Corp.	215,083	36,974,919
Jack Henry & Associates, Inc.	18,400	538,016
Lender Processing Services, Inc.	3,900	68,796
MasterCard, Inc., Class A	4,310	1,421,050
NeuStar, Inc., Class A (I)	3,800	95,000
Paychex, Inc. (L)	78,200	2,109,836
SAIC, Inc. (I)	6,700	100,500
Syntel, Inc. (L)	2,100	96,096
Teradata Corp. (I)	1,900	99,484
Total Systems Services, Inc. (L)	39,000	707,850
VeriFone Systems, Inc. (I)	2,700	95,094

		63,065,154
Office Electronics - 0.02%
Xerox Corp.	21,301	176,798
Semiconductors & Semiconductor Equipment - 0.50%
Altera Corp.	7,500	272,925
Atmel Corp. (I)	8,600	78,346
Cypress Semiconductor Corp. (I)	5,200	82,368
Entegris, Inc. (I)	10,700	80,464
Fairchild Semiconductor International, Inc. (I)	5,400	71,604
LSI Corp. (I)	14,200	96,702
Maxim Integrated Products, Inc.	4,100	94,505
NVIDIA Corp. (I)(L)	6,600	87,846
ON Semiconductor Corp. (I)	21,800	158,486
Skyworks Solutions, Inc. (I)	4,300	88,709
Texas Instruments, Inc.	159,000	4,167,390

		5,279,345
Software - 9.88%
Adobe Systems, Inc. (I)	52,500	1,325,100
ANSYS, Inc. (I)(L)	15,400	831,292
Ariba, Inc. (I)	4,300	116,659

The accompanying notes are an integral part of the financial statements.
323

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
BMC Software, Inc. (I)	42,800	$1,738,108
Citrix Systems, Inc. (I)	26,500	1,601,395
FactSet Research Systems, Inc. (L)	11,390	1,001,181
Fortinet, Inc. (I)	5,200	99,476
Informatica Corp. (I)	28,000	1,169,840
Intuit, Inc. (I)	72,500	3,576,425
MICROS Systems, Inc. (I)	18,400	876,944
Microsoft Corp.	1,912,044	50,860,370
MicroStrategy, Inc., Class A (I)	890	109,363
Oracle Corp.	1,377,700	38,672,039
Quest Software, Inc. (I)	19,100	329,093
Symantec Corp. (I)	64,300	1,102,745
Take-Two Interactive Software, Inc. (I)(L)	6,600	87,252
TIBCO Software, Inc. (I)	10,200	228,276

		103,725,558

		280,045,493
Materials - 0.88%
Chemicals - 0.51%
Celanese Corp., Series A	4,200	197,442
Eastman Chemical Company	3,040	251,499
Ecolab, Inc.	41,200	2,208,320
Huntsman Corp.	7,000	91,770
Kronos Worldwide, Inc. (L)	4,800	105,072
Monsanto Company	7,060	486,646
PPG Industries, Inc.	1,200	91,908
Rockwood Holdings, Inc. (I)	1,700	86,700
Sigma-Aldrich Corp. (L)	17,200	1,107,508
The Dow Chemical Company	19,100	543,395
W.R. Grace & Company (I)	2,100	82,782
Westlake Chemical Corp.	1,900	87,305

		5,340,347
Construction Materials - 0.01%
Vulcan Materials Company (L)	2,400	84,072
Containers & Packaging - 0.01%
Sealed Air Corp.	3,400	62,628
Metals & Mining - 0.26%
Alcoa, Inc.	33,700	431,697
Cliffs Natural Resources, Inc.	1,200	99,420
Freeport-McMoRan Copper & Gold, Inc.	33,000	1,555,620
Handy & Harman, Ltd. (I)	7,000	99,540
Kaiser Aluminum Corp. (L)	2,300	119,301
Southern Copper Corp.	12,900	435,633
Walter Energy, Inc.	770	62,940

		2,804,151
Paper & Forest Products - 0.09%
Schweitzer-Mauduit International, Inc. (L)	15,740	944,085

		9,235,283
Telecommunication Services - 1.63%
Diversified Telecommunication Services - 1.55%
AT&T, Inc.	224,505	6,393,902
CenturyLink, Inc.	29,793	1,077,017
Verizon Communications, Inc.	241,800	8,745,905

		16,216,824
Wireless Telecommunication Services - 0.08%
Crown Castle International Corp. (I)	2,600	112,918
MetroPCS Communications, Inc. (I)	6,400	71,424
Sprint Nextel Corp. (I)(L)	153,300	576,408

U.S. Equity Fund (formerly U.S. Multi-Sector
Fund) (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Telephone & Data Systems, Inc. (L)	3,900	$99,957

		860,707

		17,077,531
Utilities - 0.01%
Independent Power Producers & Energy Traders - 0.01%
NRG Energy, Inc. (I)	5,500	128,920

TOTAL COMMON STOCKS (Cost $885,623,530)		$1,031,553,064

Investment Companies - 0.65%
SPDR S&P 500 ETF Trust (L)	55,584	6,784,583

TOTAL INVESTMENT COMPANIES (Cost $6,595,101)		$6,784,583

SECURITIES LENDING COLLATERAL - 6.38%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	6,689,691	66,929,687

TOTAL SECURITIES LENDING
COLLATERAL (Cost $66,932,275)		$66,929,687

SHORT-TERM INVESTMENTS - 0.76%
Money Market Funds - 0.76%
State Street Institutional Treasury Money
Market Fund, 0.0000% (Y)	$7,961,611	$7,961,611

TOTAL SHORT-TERM INVESTMENTS (Cost $7,961,611)		$7,961,611

Total Investments (U.S. Equity Fund (formerly U.S. Multi-
Sector Fund)) (Cost $967,112,517) - 106.09%		$1,113,228,945
Other assets and liabilities, net - (6.09%)		(63,888,418)

TOTAL NET ASSETS - 100.00%		$1,049,340,527

U.S. High Yield Bond Fund
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 79.81%
Consumer Discretionary - 20.83%
Allbritton Communications Company
8.000%, 05/15/2018	$1,925,000	$1,872,063
Allison Transmission, Inc.
7.125%, 05/15/2019 (S)	2,525,000	2,341,938
American Tire Distributors, Inc.
9.750%, 06/01/2017	1,350,000	1,377,000
Ameristar Casinos, Inc.
7.500%, 04/15/2021 (S)	1,400,000	1,396,500
Barrington Broadcasting Group LLC
10.500%, 08/15/2014	4,925,000	4,592,563
CCH II LLC/CCH II Capital Corp.
13.500%, 11/30/2016	4,000,000	4,620,000
CCO Holdings LLC/CCO Holdings
Capital Corp.
7.875%, 04/30/2018	825,000	858,000
Charter Communications Operating LLC
8.000%, 04/30/2012 (S)	465,000	476,625
Charter Communications, Inc.
10.875%, 09/15/2014 (S)	900,000	970,875
Chukchansi Economic Development Authority
3.917%, 11/15/2012 (P)(S)	875,000	640,938
8.000%, 11/15/2013 (S)	1,317,000	961,410

The accompanying notes are an integral part of the financial statements.
324

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Cinemark USA, Inc.
7.375%, 06/15/2021 (S)	$1,075,000	$1,040,063
8.625%, 06/15/2019	3,650,000	3,832,500
CityCenter Holdings LLC/CityCenter
Finance Corp.
7.625%, 01/15/2016 (S)	225,000	218,813
CityCenter Holdings LLC/CityCenter
Finance Corp. PIK
10.750%, 01/15/2017 (S)	1,662,543	1,596,041
Cooper Tire & Rubber Company
7.625%, 03/15/2027	3,225,000	2,926,688
CSC Holdings LLC
8.500%, 04/15/2014	2,175,000	2,354,437
DineEquity, Inc.
9.500%, 10/30/2018	2,950,000	3,060,625
DISH DBS Corp.
6.625%, 10/01/2014	2,250,000	2,323,125
7.750%, 05/31/2015	2,500,000	2,637,500
Fisher Communications, Inc.
8.625%, 09/15/2014	1,473,000	1,439,858
Gray Television, Inc.
10.500%, 06/29/2015	2,305,000	2,224,325
Greektown Superholdings, Inc.
13.000%, 07/01/2015	6,400,000	6,604,500
Interactive Data Corp.
10.250%, 08/01/2018	1,750,000	1,855,000
Lamar Media Corp.
7.875%, 04/15/2018	425,000	430,313
9.750%, 04/01/2014	2,520,000	2,809,800
Limited Brands, Inc.
6.625%, 04/01/2021	625,000	632,813
Lin Television Corp.
8.375%, 04/15/2018	650,000	672,750
Mac-Gray Corp.
7.625%, 08/15/2015	3,470,000	3,496,025
NAI Entertainment Holdings LLC
8.250%, 12/15/2017 (S)	2,700,000	2,727,000
Nielsen Finance LLC/Nielsen
Finance Company
7.750%, 10/15/2018	6,080,000	6,277,600
11.500%, 05/01/2016	509,000	578,987
O’Charleys, Inc.
9.000%, 11/01/2013	6,825,000	6,705,563
RadioShack Corp.
6.750%, 05/15/2019 (S)	1,075,000	1,005,125
Regal Cinemas Corp.
8.625%, 07/15/2019	5,375,000	5,563,125
Rent-A-Center, Inc.
6.625%, 11/15/2020	450,000	432,000
Salem Communications Corp.
9.625%, 12/15/2016	3,511,000	3,568,053
Service Corp. International
6.750%, 04/01/2015 to 04/01/2016	2,566,000	2,690,228
7.000%, 06/15/2017 to 05/15/2019	4,000,000	4,162,563
7.500%, 04/01/2027	1,273,000	1,190,255
7.625%, 10/01/2018	80,000	85,600
8.000%, 11/15/2021	1,000,000	1,065,000
Speedway Motorsports, Inc.
6.750%, 02/01/2019	300,000	285,000
The Gap, Inc.
5.950%, 04/12/2021	800,000	758,711
The Goodyear Tire & Rubber Company
8.750%, 08/15/2020	1,377,000	1,473,390
Toys R Us Property Company II LLC
8.500%, 12/01/2017	800,000	816,000

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Toys R Us Property Company LLC
10.750%, 07/15/2017	$2,400,000	$2,592,000
Videotron Ltee
6.375%, 12/15/2015	1,195,000	1,212,925
6.875%, 01/15/2014	1,373,000	1,383,297
9.125%, 04/15/2018	1,660,000	1,813,550
Yonkers Racing Corp.
11.375%, 07/15/2016 (S)	2,670,000	2,790,150

		109,439,210
Consumer Staples - 1.90%
B&G Foods, Inc.
7.625%, 01/15/2018	811,000	851,550
Carriage Services, Inc.
7.875%, 01/15/2015	2,915,000	2,871,275
Darling International, Inc.
8.500%, 12/15/2018	150,000	162,375
Del Monte Foods Company
7.625%, 02/15/2019 (S)	875,000	868,438
NCO Group, Inc.
11.875%, 11/15/2014	3,625,000	3,353,125
Susser Holdings LLC/Susser Finance Corp.
8.500%, 05/15/2016	1,800,000	1,881,000

		9,987,763
Energy - 12.36%
Arch Coal, Inc.
8.750%, 08/01/2016	2,775,000	2,990,063
Bristow Group, Inc.
7.500%, 09/15/2017	825,000	841,500
Cloud Peak Energy Resources LLC/Cloud
Peak Energy Finance Corp.
8.250%, 12/15/2017	100,000	103,000
8.500%, 12/15/2019	650,000	664,625
Coffeyville Resources LLC
9.000%, 04/01/2015 (S)	5,647,000	5,985,820
Consol Energy Inc.
8.000%, 04/01/2017	300,000	319,125
8.250%, 04/01/2020	260,000	279,500
Denbury Resources, Inc.
6.375%, 08/15/2021	475,000	465,500
8.250%, 02/15/2020	3,014,000	3,176,003
Dresser-Rand Group, Inc.
6.500%, 05/01/2021 (S)	1,375,000	1,347,500
El Paso Corp.
6.950%, 06/01/2028	1,325,000	1,365,264
7.000%, 06/15/2017	2,800,000	3,109,298
7.250%, 06/01/2018	2,650,000	2,933,550
7.800%, 08/01/2031	1,425,000	1,596,634
8.050%, 10/15/2030	700,000	789,093
8.250%, 02/15/2016	525,000	614,585
El Paso Pipeline Partners Operating
Company LLC
6.500%, 04/01/2020	175,000	198,508
Encore Acquisition Company
9.500%, 05/01/2016	1,525,000	1,669,875
Energy Transfer Equity LP
7.500%, 10/15/2020	4,715,000	4,832,875
Forest Oil Corp.
7.250%, 06/15/2019	2,350,000	2,326,500
8.500%, 02/15/2014	250,000	267,500
Gulfmark Offshore, Inc.
7.750%, 07/15/2014	3,325,000	3,349,938
Hilcorp Energy I LP
7.750%, 11/01/2015 (S)	2,315,000	2,361,300

The accompanying notes are an integral part of the financial statements.
325

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Hornbeck Offshore Services, Inc.
8.000%, 09/01/2017	$1,550,000	$1,534,500
Inergy LP/Inergy Finance Corp.
6.875%, 08/01/2021 (S)	775,000	744,000
7.000%, 10/01/2018	725,000	705,063
Oil States International, Inc.
6.500%, 06/01/2019 (S)	825,000	825,000
Overseas Shipholding Group, Inc.
7.500%, 02/15/2024	5,545,000	3,923,088
PHI, Inc.
8.625%, 10/15/2018	4,600,000	4,588,500
Regency Energy Partners LP/Regency Energy
Finance Corp.
6.875%, 12/01/2018	300,000	306,000
Sabine Pass LNG LP
7.500%, 11/30/2016	8,945,000	8,810,825
7.500%, 11/30/2016 (S)	1,563,000	1,477,035
Teekay Corp.
8.500%, 01/15/2020	475,000	461,938

		64,963,505
Financials - 12.95%
Ally Financial, Inc.
6.750%, 12/01/2014	725,000	726,813
8.000%, 03/15/2020 to 11/01/2031	1,850,000	1,826,250
Aviv Healthcare Properties LP
7.750%, 02/15/2019	2,500,000	2,487,500
CIT Group, Inc.
5.250%, 04/01/2014 (S)	2,850,000	2,757,375
7.000%, 05/01/2014 to 05/01/2017	8,214,294	8,173,527
7.000%, 05/04/2015 (S)	3,167,000	3,151,165
DuPont Fabros Technology LP
8.500%, 12/15/2017	4,550,000	4,800,250
Emigrant Bancorp, Inc.
6.250%, 06/15/2014 (S)	2,000,000	1,793,828
FelCor Escrow Holdings LLC
6.750%, 06/01/2019 (S)	1,800,000	1,692,000
Ford Motor Credit Company LLC
7.000%, 10/01/2013	820,000	874,873
8.000%, 12/15/2016	4,475,000	4,961,867
General Motors Financial Company, Inc.
6.750%, 06/01/2018 (S)	1,400,000	1,393,000
HUB International Holdings, Inc.
10.250%, 06/15/2015 (S)	3,700,000	3,505,750
Local TV Finance LLC, PIK
9.250%, 06/15/2015 (S)	1,009,250	931,033
MPT Operating Partnership LP/MPT
Finance Corp.
6.875%, 05/01/2021 (S)	2,325,000	2,214,563
NSG Holdings, Inc.
7.750%, 12/15/2025 (S)	2,125,000	2,061,250
Nuveen Investments, Inc.
5.500%, 09/15/2015	8,889,000	7,377,870
10.500%, 11/15/2015	2,145,000	2,069,925
10.500%, 11/15/2015 (S)	825,000	787,875
Omega Healthcare Investors, Inc.
6.750%, 10/15/2022	2,950,000	2,832,000
Oppenheimer Holdings, Inc.
8.750%, 04/15/2018	1,500,000	1,500,000
Sabra Health Care LP/Sabra Capital Corp.
8.125%, 11/01/2018	2,665,000	2,538,413
Springleaf Finance Corp.
5.400%, 12/01/2015	425,000	361,250
5.750%, 09/15/2016	1,650,000	1,386,000
6.500%, 09/15/2017	1,200,000	1,002,000

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Springleaf Finance Corp. (continued)
6.900%, 12/15/2017	$1,750,000	$1,478,750
USI Holdings Corp.
9.750%, 05/15/2015 (S)	3,000,000	2,835,000
Ventas Realty LP/Ventas Capital Corp.
6.500%, 06/01/2016	500,000	515,488

		68,035,615
Health Care - 4.52%
Biomet, Inc.
11.625%, 10/15/2017	3,765,000	4,028,550
Centene Corp.
5.750%, 06/01/2017	1,325,000	1,278,625
Community Health Systems, Inc.
8.875%, 07/15/2015	3,360,000	3,406,200
Fresenius Medical Care US Finance, Inc.
5.750%, 02/15/2021 (S)	425,000	408,000
6.875%, 07/15/2017	700,000	729,750
HCA, Inc.
6.500%, 02/15/2020	1,400,000	1,415,750
7.500%, 02/15/2022	1,100,000	1,089,000
8.500%, 04/15/2019	3,375,000	3,678,750
Health Management Associates, Inc.
6.125%, 04/15/2016	2,100,000	2,047,500
Healthsouth Corp.
7.250%, 10/01/2018	500,000	501,250
7.750%, 09/15/2022	500,000	500,000
10.750%, 06/15/2016	195,000	205,481
Mylan, Inc.
6.000%, 11/15/2018 (S)	375,000	373,125
7.625%, 07/15/2017 (S)	850,000	907,375
7.875%, 07/15/2020 (S)	175,000	187,250
Tenet Healthcare Corp.
9.000%, 05/01/2015	190,000	201,400
United Surgical Partners International, Inc.
8.875%, 05/01/2017	2,725,000	2,806,750

		23,764,756
Industrials - 3.38%
CDRT Merger Sub, Inc.
8.125%, 06/01/2019 (S)	550,000	512,875
Columbus Mckinnon Corp.
7.875%, 02/01/2019	1,075,000	1,058,875
Corrections Corp. of America
7.750%, 06/01/2017	1,000,000	1,062,500
Crown Americas LLC/Crown Americas
Capital Corp. II
7.625%, 05/15/2017	700,000	747,250
GEO Group, Inc.
7.750%, 10/15/2017	1,550,000	1,627,500
Griffon Corp.
7.125%, 04/01/2018	500,000	472,500
Huntington Ingalls Industries, Inc.
6.875%, 03/15/2018 (S)	650,000	611,000
7.125%, 03/15/2021 (S)	150,000	141,000
Interface, Inc.
7.625%, 12/01/2018	200,000	204,750
International Lease Finance Corp.
6.500%, 09/01/2014 (S)	675,000	685,125
6.750%, 09/01/2016 (S)	675,000	681,750
7.125%, 09/01/2018 (S)	1,725,000	1,742,250
Iron Mountain, Inc.
8.000%, 06/15/2020	3,150,000	3,220,875
8.375%, 08/15/2021	25,000	25,875

The accompanying notes are an integral part of the financial statements.
326

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
RailAmerica, Inc.
9.250%, 07/01/2017	$3,755,000	$4,055,400
Titan International, Inc.
7.875%, 10/01/2017	450,000	472,500
TransDigm, Inc.
7.750%, 12/15/2018 (S)	400,000	407,000

		17,729,025
Information Technology - 4.29%
Aspect Software, Inc.
10.625%, 05/15/2017	400,000	412,000
Audatex North America, Inc.
6.750%, 06/15/2018 (S)	300,000	294,750
Avaya, Inc.
9.750%, 11/01/2015	975,000	828,750
Equinix, Inc.
7.000%, 07/15/2021	75,000	76,125
8.125%, 03/01/2018	1,700,000	1,802,000
Fidelity National Information Services, Inc.
7.625%, 07/15/2017	75,000	78,000
7.875%, 07/15/2020	1,400,000	1,456,000
First Data Corp.
11.250%, 03/31/2016	4,275,000	3,591,000
Seagate HDD Cayman
6.875%, 05/01/2020	425,000	406,938
7.000%, 11/01/2021 (S)	500,000	472,500
7.750%, 12/15/2018 (S)	1,575,000	1,563,188
Seagate Technology HDD Holdings
6.800%, 10/01/2016	875,000	888,125
SunGard Data Systems, Inc.
4.875%, 01/15/2014	1,600,000	1,580,000
7.375%, 11/15/2018	650,000	619,125
7.625%, 11/15/2020	325,000	310,375
10.250%, 08/15/2015	8,014,000	8,174,280

		22,553,156
Materials - 2.82%
Celanese US Holdings LLC
6.625%, 10/15/2018	1,400,000	1,484,000
Graham Packaging Company LP/GPC
Capital Corp. I
9.875%, 10/15/2014	5,270,000	5,349,050
Koppers, Inc.
7.875%, 12/01/2019	100,000	105,000
Lyondell Chemical Company
11.000%, 05/01/2018	1,275,000	1,423,219
Novelis, Inc.
8.375%, 12/15/2017	700,000	722,750
8.750%, 12/15/2020	2,950,000	3,104,874
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	1,000,000	1,045,000
Owens-Illinois, Inc.
7.800%, 05/15/2018	1,550,000	1,600,375

		14,834,268
Telecommunication Services - 11.22%
Buccaneer Merger Sub, Inc.
9.125%, 01/15/2019 (S)	4,534,000	4,534,000
CC Holdings GS V LLC/Crown Castle
GS III Corp.
7.750%, 05/01/2017 (S)	5,175,000	5,537,250
Cricket Communications, Inc.
7.750%, 05/15/2016 to 10/15/2020	7,850,000	7,739,875
Crown Castle International Corp.
7.125%, 11/01/2019	1,725,000	1,768,125
9.000%, 01/15/2015	625,000	673,438

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
GCI, Inc.
6.750%, 06/01/2021	$850,000	$837,250
8.625%, 11/15/2019	4,825,000	5,168,781
Intelsat Jackson Holdings SA
7.250%, 10/15/2020 (S)	175,000	168,000
7.500%, 04/01/2021 (S)	1,050,000	1,015,875
9.500%, 06/15/2016	1,550,000	1,608,125
11.250%, 06/15/2016	7,475,000	7,811,375
MetroPCS Wireless, Inc.
6.625%, 11/15/2020	2,625,000	2,454,375
7.875%, 09/01/2018	1,700,000	1,723,374
SBA Telecommunications, Inc.
8.000%, 08/15/2016	650,000	684,125
8.250%, 08/15/2019	825,000	872,438
Sprint Capital Corp.
6.875%, 11/15/2028	1,050,000	939,750
8.750%, 03/15/2032	11,790,000	12,084,750
Sprint Nextel Corp.
6.000%, 12/01/2016	1,850,000	1,780,625
TW Telecom Holdings, Inc.
8.000%, 03/01/2018	1,525,000	1,570,750

		58,972,281
Utilities - 5.54%
AmeriGas
Partners LP/AmeriGas Finance Corp.
6.250%, 08/20/2019	3,000,000	2,917,500
6.500%, 05/20/2021	800,000	784,000
Calpine Construction Finance Company LP
8.000%, 06/01/2016 (S)	600,000	634,500
Calpine Corp.
7.250%, 10/15/2017 (S)	6,326,000	6,405,074
Ferrellgas LP/Ferrellgas Finance Corp.
6.500%, 05/01/2021	775,000	695,563
9.125%, 10/01/2017	3,400,000	3,485,000
Ferrellgas Partners LP/Ferrellgas Partners
Finance Corp.
8.625%, 06/15/2020	1,349,000	1,342,255
Ipalco Enterprises, Inc.
7.250%, 04/01/2016 (S)	4,420,000	4,734,805
NRG Energy, Inc.
7.375%, 01/15/2017	5,200,000	5,356,000
Suburban Propane Partners LP/Suburban
Energy Finance Corp.
7.375%, 03/15/2020	2,700,000	2,747,250

		29,101,947

TOTAL CORPORATE BONDS (Cost $410,966,356)		$419,381,526

CAPITAL PREFERRED SECURITIES - 0.24%
Financials - 0.24%
Emigrant Capital Trust I
2.722%, 12/10/2033 (P)(S)	2,450,000	1,246,239

TOTAL CAPITAL PREFERRED SECURITIES (Cost $955,444) $		1,246,239

CONVERTIBLE BONDS - 0.68%
Energy - 0.68%
Hornbeck Offshore Services, Inc. (1.625%
until 11/15/2013, then 1.375%)
1.625%, 11/15/2026	3,800,000	3,570,100

TOTAL CONVERTIBLE BONDS (Cost $3,123,933)		$3,570,100

The accompanying notes are an integral part of the financial statements.
327

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS - 15.32%
Consumer Discretionary - 6.22%
Advantage Sales & Marketing LLC
9.250%, 06/18/2018	$600,000	$577,500
Allison Transmission, Inc.
2.960%, 08/07/2014	2,729,895	2,552,452
Barrington Broadcasting Group LLC
4.520%, 08/12/2013	1,023,305	959,348
CCM Merger, Inc.
7.000%, 03/01/2017	3,334,487	3,234,452
CCO Holdings LLC
2.721%, 09/05/2014	4,900,000	4,596,813
Coinmach Service Corp.
3.277%, 11/20/2014	3,693,434	3,287,156
Federal-Mogul Corp.
2.139%, 12/29/2014	2,398,498	2,170,641
2.146%, 12/28/2015	2,503,543	2,265,706
Ford Motor Company
2.960%, 12/16/2013	1,156,584	1,136,344
Gray Television, Inc.
3.710%, 12/31/2014	2,571,750	2,378,869
Greenwood Racing, Inc.
2.480%, 11/28/2011	950,013	927,450
HHI Holdings LLC
7.002%, 03/21/2017	798,000	758,100
Local TV On Satellite LLC
2.230%, 05/07/2013	3,358,525	3,102,437
Pep Boys-Manny Moe & Jack
2.250%, 10/28/2013	232,564	221,517
Regal Cinemas Corp.
3.496%, 08/23/2017	199,000	187,309
The Goodyear Tire & Rubber Company
1.940%, 04/30/2014	2,850,000	2,657,625
Web Service Company LLC
7.000%, 08/04/2014	1,698,182	1,681,200

		32,694,919
Financials - 2.57%
Amwins Group, Inc.
5.750%, 06/08/2014	1,950,000	1,755,000
6.500%, 06/08/2013	2,147,807	2,013,569
Arrowhead General Insurance Agency, Inc.
7.500%, 03/04/2017	897,750	875,306
Capital Automotive LP
5.000%, 03/10/2017	3,605,998	3,362,593
LPL Holdings, Inc.
1.976%, 06/28/2013	482,167	466,897
Springleaf Finance Funding Company
5.500%, 05/10/2017	3,400,000	3,130,832
Swett & Crawford
2.471%, 04/03/2014	386,456	270,519
5.721%, 10/03/2014	2,650,000	1,643,000

		13,517,716
Health Care - 1.29%
Community Health Systems, Inc.
2.569%, 07/25/2014	113,281	105,209
2.569%, 07/25/2014	2,204,266	2,047,211
Emdeon Business Services LLC
5.230%, 05/16/2014	2,700,000	2,666,250
HCA, Inc.
2.746%, 05/01/2016	2,087,170	1,949,417

		6,768,087
Information Technology - 1.13%
First Data Corp.
2.967%, 09/24/2014	500,000	440,937
2.967%, 09/24/2014	3,696,703	3,262,341

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)
Information Technology (continued)
First Data Corp. (continued)
2.967%, 09/24/2014	$2,181,582	$1,925,246
SunGard Data Systems, Inc.
1.957%, 02/28/2014	352,018	332,657

		5,961,181
Materials - 0.17%
Chemtura Corp.
5.500%, 08/27/2016	750,000	735,625
Graham Packaging Company LP
6.000%, 09/23/2016	148,875	146,890

		882,515
Telecommunication Services - 1.33%
Fairpoint Communications, Inc.
6.500%, 01/22/2016	4,300,000	3,590,500
Level 3 Financing, Inc.
2.495%, 03/13/2014	2,450,000	2,278,500
Mission Broadcasting, Inc.
5.000%, 09/30/2016	463,320	442,471
Nexstar Broadcasting, Inc.
5.000%, 09/30/2016	724,686	692,075

		7,003,546
Utilities - 2.61%
Texas Competitive Electric
Holdings Company LLC
3.706%, 10/10/2014	17,554,267	13,429,113
4.740%, 10/10/2017	375,000	275,625

		13,704,738

TOTAL TERM LOANS (Cost $81,238,310)		$80,532,702

COMMON STOCKS - 0.02%
Consumer Discretionary - 0.02%
Tropicana Entertainment LLC (I)	7,500	$93,750

TOTAL COMMON STOCKS (Cost $750,000)		$93,750

PREFERRED SECURITIES - 0.16%
Consumer Discretionary - 0.02%
Tropicana Las Vegas Hotel &
Casino, Inc., Class A (I)	$2,110	$105,500
Financials - 0.14%
GMAC Capital Trust I (8.125% to 02/15/2016,
then 3 month LIBOR + 5.785%)	36,000	768,600

TOTAL PREFERRED SECURITIES (Cost $1,111,000)		$874,100

SHORT-TERM INVESTMENTS - 2.01%
Money Market Funds - 2.01%
State Street Institutional Liquid Reserves
Fund, 0.0984% (Y)	10,535,755	10,535,755

The accompanying notes are an integral part of the financial statements.
328

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 0.00%
Repurchase Agreement with State Street Corp.
dated 08/31/2011 at 0.010% to be
repurchased at $12,619 on 09/01/2011,
collateralized by $15,000 U.S. Treasury
Notes, 1.375% due 05/15/2013 (valued at
$15,303, including interest)	$12,618	$12,618

TOTAL SHORT-TERM INVESTMENTS (Cost $10,548,373)		$10,548,373

Total Investments (U.S. High Yield Bond Fund)
(Cost $508,693,416) - 98.24%		$516,246,790
Other assets and liabilities, net - 1.76%		9,239,262

TOTAL NET ASSETS - 100.00%		$525,486,052

Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.49%
Consumer Discretionary - 12.57%
Automobiles - 3.05%
Harley-Davidson, Inc.	126,250	$4,880,826
Hotels, Restaurants & Leisure - 2.49%
Darden Restaurants, Inc.	82,972	3,990,952
Household Durables - 4.92%
Mohawk Industries, Inc. (I)	65,451	3,243,097
Newell Rubbermaid, Inc.	334,250	4,626,020

		7,869,117
Specialty Retail - 2.11%
Staples, Inc.	228,655	3,370,375

		20,111,270
Consumer Staples - 9.45%
Food & Staples Retailing - 4.77%
Safeway, Inc.	250,929	4,599,529
Sysco Corp.	108,757	3,037,583

		7,637,112
Food Products - 3.17%
ConAgra Foods, Inc.	207,740	5,073,011
Personal Products - 1.51%
Avon Products, Inc.	107,313	2,420,981

		15,131,104
Energy - 9.26%
Oil, Gas & Consumable Fuels - 9.26%
El Paso Corp.	285,662	5,467,571
Murphy Oil Corp.	36,064	1,932,309
Pioneer Natural Resources Company	40,060	3,131,490
The Williams Companies, Inc.	158,770	4,285,202

		14,816,572
Financials - 19.16%
Capital Markets - 3.88%
Northern Trust Corp.	88,141	3,387,259
The Charles Schwab Corp.	229,454	2,829,168

		6,216,427
Commercial Banks - 5.79%
BB&T Corp.	136,018	3,031,841
Comerica, Inc.	106,233	2,718,502

Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Wintrust Financial Corp.	111,479	$3,520,507

		9,270,850
Insurance - 7.75%
ACE, Ltd.	64,583	4,170,770
Marsh & McLennan Companies, Inc.	148,484	4,412,944
Willis Group Holdings PLC	97,589	3,818,658

		12,402,372
Real Estate Investment Trusts - 1.74%
Weingarten Realty Investors	114,100	2,780,617

		30,670,266
Health Care - 4.74%
Health Care Providers & Services - 4.74%
Brookdale Senior Living, Inc. (I)	213,717	3,442,981
Healthsouth Corp. (I)	193,923	4,148,013

		7,590,994
Industrials - 10.49%
Aerospace & Defense - 2.68%
Goodrich Corp.	48,083	4,288,042
Commercial Services & Supplies - 2.19%
Avery Dennison Corp.	120,488	3,507,406
Electrical Equipment - 1.91%
The Babcock & Wilcox Company (I)	132,848	3,059,489
Machinery - 2.83%
Snap-On, Inc.	85,601	4,529,149
Road & Rail - 0.88%
Swift Transporation Company (I)	162,164	1,397,854

		16,781,940
Information Technology - 9.27%
Computers & Peripherals - 2.02%
Diebold, Inc.	112,685	3,227,298
Electronic Equipment, Instruments & Components - 1.31%
Flextronics International, Ltd. (I)	365,472	2,101,464
IT Services - 3.08%
Fidelity National Information Services, Inc.	174,998	4,931,444
Office Electronics - 2.86%
Zebra Technologies Corp., Class A (I)	127,160	4,568,859

		14,829,065
Materials - 6.89%
Chemicals - 4.82%
Valspar Corp.	105,162	3,395,681
W.R. Grace & Company (I)	109,573	4,319,368

		7,715,049
Containers & Packaging - 2.07%
Sonoco Products Company	104,660	3,306,209

		11,021,258
Telecommunication Services - 3.12%
Diversified Telecommunication Services - 3.12%
TW Telecom, Inc. (I)	258,529	4,987,024
Utilities - 9.54%
Electric Utilities - 5.14%
Edison International	140,133	5,211,546
Great Plains Energy, Inc.	154,755	3,025,460

		8,237,006

The accompanying notes are an integral part of the financial statements.
329

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multi-Utilities - 4.40%
CenterPoint Energy, Inc.	193,155	$3,865,032
Wisconsin Energy Corp.	100,321	3,174,156

		7,039,188

		15,276,194

TOTAL COMMON STOCKS (Cost $126,390,431)		$151,215,687

SHORT-TERM INVESTMENTS - 5.58%
Money Market Funds - 5.58%
State Street Institutional Liquid Reserves
Fund, 0.0984%	$8,930,948	$8,930,948

TOTAL SHORT-TERM INVESTMENTS (Cost $8,930,948)		$8,930,948

Total Investments (Value Fund) (Cost $135,321,379) - 100.07%		$160,146,635
Other assets and liabilities, net - (0.07%)		(106,533)

TOTAL NET ASSETS - 100.00%		$160,040,102

Value & Restructuring Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.71%
Consumer Discretionary - 4.95%
Automobiles - 0.78%
Ford Motor Company (I)	264,000	$2,935,680
Household Durables - 0.86%
Newell Rubbermaid, Inc.	234,000	3,238,560
Leisure Equipment & Products - 0.42%
Hasbro, Inc. (L)	41,396	1,603,681
Specialty Retail - 2.89%
TJX Companies, Inc. (L)	200,600	10,956,772

		18,734,693
Consumer Staples - 5.68%
Food Products - 0.17%
Dole Food Company, Inc. (I)(L)	59,000	664,930
Tobacco - 5.51%
Lorillard, Inc.	187,100	20,846,682

		21,511,612
Energy - 21.27%
Oil, Gas & Consumable Fuels - 21.27%
Alpha Natural Resources, Inc. (I)	303,000	10,020,210
Anadarko Petroleum Corp.	120,000	8,850,000
Apache Corp.	20,000	2,061,400
ConocoPhillips (L)	173,500	11,810,145
Consol Energy, Inc.	266,500	12,168,390
Devon Energy Corp.	166,500	11,293,695
Murphy Oil Corp.	60,000	3,214,800
Noble Energy, Inc.	119,500	10,559,020
Petroleo Brasileiro SA, ADR	362,100	10,519,005

		80,496,665
Financials - 12.26%
Capital Markets - 2.26%
Apollo Investment Corp.	303,000	2,754,270
Invesco, Ltd.	318,000	5,819,400

		8,573,670

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks - 0.28%
PNC Financial Services Group, Inc.	21,000	$1,052,940
Diversified Financial Services - 1.67%
JPMorgan Chase & Company	168,000	6,310,080
Insurance - 7.57%
ACE, Ltd.	206,000	13,303,480
AIA Group, Ltd.	990,000	3,512,519
Hartford Financial Services Group, Inc.	63,681	1,218,854
Loews Corp.	115,500	4,345,110
MetLife, Inc.	187,000	6,283,200

		28,663,163
Real Estate Investment Trusts - 0.48%
Weyerhaeuser Company (L)	101,000	1,821,030

		46,420,883
Health Care - 6.21%
Health Care Equipment & Supplies - 1.13%
Baxter International, Inc.	76,500	4,282,470
Health Care Providers & Services - 3.22%
AmerisourceBergen Corp. (L)	307,500	12,170,850
Pharmaceuticals - 1.86%
Pfizer, Inc.	246,000	4,669,080
Warner Chilcott PLC, Class A	139,000	2,371,340

		7,040,420

		23,493,740
Industrials - 17.83%
Aerospace & Defense - 3.22%
AerCap Holdings NV (I)	358,000	3,977,380
Bombardier, Inc.	354,000	1,731,060
United Technologies Corp.	87,000	6,459,750

		12,168,190
Airlines - 2.33%
Copa Holdings SA, Class A	127,363	8,803,331
Construction & Engineering - 0.77%
Aecom Technology Corp. (I)	129,000	2,930,880
Industrial Conglomerates - 1.68%
Tyco International, Ltd.	153,000	6,361,740
Machinery - 5.45%
AGCO Corp. (I)	133,000	5,697,720
Eaton Corp.	233,000	10,007,350
Stanley Black & Decker, Inc.	79,500	4,927,410

		20,632,480
Road & Rail - 4.38%
Union Pacific Corp.	180,000	16,590,600

		67,487,221
Information Technology - 8.63%
Communications Equipment - 3.66%
Cisco Systems, Inc.	182,000	2,853,760
Harris Corp. (L)	273,000	11,015,550

		13,869,310
Electronic Equipment, Instruments & Components - 0.50%
Corning, Inc.	125,000	1,878,750
IT Services - 3.95%
International Business Machines Corp.	87,000	14,956,170
Office Electronics - 0.52%
Xerox Corp.	238,000	1,975,400

		32,679,630

The accompanying notes are an integral part of the financial statements.
330

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Materials - 15.38%
Chemicals - 7.33%
Celanese Corp., Series A	333,000	$15,654,330
Lanxess AG	113,500	7,070,535
Methanex Corp.	93,000	2,419,860
PPG Industries, Inc.	34,000	2,604,060

		27,748,785
Metals & Mining - 8.05%
Cliffs Natural Resources, Inc.	60,000	4,971,000
Freeport-McMoRan Copper & Gold, Inc.	206,000	9,710,840
Grupo Mexico SAB de CV, Series B	1,575,000	5,360,035
Molycorp, Inc. (I)(L)	26,100	1,475,172
Schnitzer Steel Industries, Inc. (L)	39,000	1,776,060
Southern Copper Corp.	213,000	7,193,010

		30,486,117

		58,234,902
Telecommunication Services - 4.50%
Diversified Telecommunication Services - 0.56%
Windstream Corp. (L)	166,900	2,119,630
Wireless Telecommunication Services - 3.94%
America Movil SAB de CV,
Series L, ADR (L)	583,000	14,901,480

		17,021,110

TOTAL COMMON STOCKS (Cost $231,083,015)		$366,080,456

PREFERRED SECURITIES - 1.69%
Energy - 0.41%
Oil, Gas & Consumable Fuels - 0.41%
Apache Corp., Series D, 6.000%	$27,000	$1,568,970
Financials - 1.17%
Diversified Financial Services - 1.01%
2009 Dole Food Automatic Common
Exchange Security Trust, 7.000% (S)	176,500	1,903,676
Citigroup, Inc., 7.500%	20,000	1,892,200

		3,795,876
Insurance - 0.16%
Hartford Financial Services Group, Inc.,
Series F, 7.250% (L)	28,381	616,152

		4,412,028
Materials - 0.11%
Metals & Mining - 0.11%
Molycorp, Inc.	4,000	429,600

TOTAL PREFERRED SECURITIES (Cost $6,372,760)		$6,410,598

CONVERTIBLE BONDS - 0.24%
Financials - 0.24%
Apollo Investment Corp.
5.750%, 01/15/2016 (I)(S)	957,000	886,421

TOTAL CONVERTIBLE BONDS (Cost $944,170)		$886,421

WARRANTS - 0.25%
Hartford Financial Services Group, Inc.
(Expiration Date: 06/26/2019, Strike
Price: $9.75) (I)	80,000	954,400

TOTAL WARRANTS (Cost $1,091,100)		$954,400

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 10.74%
John Hancock Collateral
Investment Trust, 0.2283% (W)(Y)	4,061,583	$40,635,729

TOTAL SECURITIES LENDING
COLLATERAL (Cost $40,632,875)		$40,635,729

Total Investments (Value & Restructuring Fund)
(Cost $280,123,920) - 109.63%		$414,967,604
Other assets and liabilities, net - (9.63%)		(36,446,257)

TOTAL NET ASSETS - 100.00%		$378,521,347

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
DKK	- Danish Krone
EUR	- Euro
GBP	- British Pound
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
INR	- Indian Rupee
IDR	- Indonesian Rupiah
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PEN	- Peruvian Nuevo Sol
PHP	- Philippine Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SGD	- Singapore Dollar
SEK	- Swedish Krona
TRY	- Turkish Lira
ZAR	- South African Rand

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
CVR	- Contingent Value Rights
EURIBOR	- Euro Interbank Offered Rate
GBPLIBOR	- Pound Sterling LIBOR
GDR	- Global Depositary Receipts
IO	- Interest Only Security (Interest Tranche of Stripped
Mortgage Pool)
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind
PO	- Principal-Only Security (Principal Tranche of Stripped
Mortgage Pool)
TBA	- To Be Announced
(A)	The subadviser is an affiliate of the adviser.
(B)	Security is linked to Republic of Argentina Gross Domestic
Product (GDP).
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(F)	All or portion of this security is held at a broker to meet the margin requirements for futures contracts.
(G)	The Fund’s sub-adviser is shown parenthetically.

The accompanying notes are an integral part of the financial statements.
331

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of August 31, 2011.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(O)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(P)	Variable rate obligation. Securities reset coupon rates periodically.
The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown is next call date.
(R)	Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to
Financial Statements.
(S)	The securities are exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(T)	All or a portion of this security represents an unsettled term loan commitment. Rate will be determined at time of settlement.
(V)	The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security refer to Note 11 of the Notes to
Financial Statements.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser.
Also, it represents the investment of securities lending
collateral received.
(Y)	The rate shown is the annualized seven-day yield as of
August 31, 2011.
(Z)	Zero coupon bonds are issued at a discount from their principal .
amount in lieu of paying interest periodically
(1)	Manulife Asset Management (US) LLC is doing business as John
Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing
business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.
332

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Certain funds had the following country concentration as a percentage of total net assets on 8-31-11:

Alpha Opportunities Fund
United States	76.38%
Canada	2.94%
United Kingdom	2.27%
Netherlands	1.18%
Switzerland	1.11%
Brazil	1.06%
France	1.02%
Other Countries	7.15%
Short-Term Investments & Other	6.89%

Capital Appreciation Fund
United States	86.05%
United Kingdom	3.27%
China	2.77%
Denmark	1.49%
Other Countries	3.51%
Short-Term Investments & Other	2.91%

Capital Appreciation Value Fund
United States	79.37%
Canada	2.97%
Ireland	2.67%
Switzerland	2.14%
Luxembourg	1.77%
Japan	1.29%
Other Countries	1.63%
Short-Term Investments & Other	8.16%

Fundamental Value Fund
United States	80.59%
Switzerland	5.41%
Canada	4.80%
United Kingdom	2.79%
Hong Kong	2.07%
Netherlands	1.81%
Other Countries	2.03%
Short-Term Investments & Other	0.50%

High Yield Fund
United States	68.86%
Luxembourg	3.24%
United Kingdom	2.43%
Argentina	2.11%
Netherlands	2.06%
Canada	1.66%
Australia	1.32%
Mexico	1.31%
Brazil	1.21%
Venezuela	1.07%
Other Countries	9.41%
Short-Term Investments & Other	5.32%

Mid Cap Stock Fund
United States	83.32%
United Kingdom	4.96%
Brazil	2.04%
Canada	1.71%
Other Countries	2.99%
Short-Term Investments & Other	4.98%

Mid Cap Value Equity Fund
United States	84.27%
Bermuda	5.12%

Mid Cap Value Equity Fund (continued)
Canada	3.70%
Israel	1.27%
Other Countries	1.78%
Short-Term Investments & Other	3.86%

Mutual Shares Fund
United States	65.50%
United Kingdom	10.03%
Switzerland	5.98%
Germany	4.04%
France	2.15%
Canada	1.23%
Denmark	1.06%
Other Countries	2.84%
Short-Term Investments & Other	7.17%

Real Return Bond Fund
United States	128.21%
United Kingdom	3.40%
Australia	3.28%
Spain	1.87%
Cayman Islands	1.64%
Italy	1.50%
Sweden	1.13%
Other Countries	4.02%
Short-Term Investments & Other	(45.05%)

Spectrum Income Fund
United States	72.48%
Japan	2.64%
United Kingdom	2.60%
Germany	2.09%
Canada	1.73%
Brazil	1.65%
Netherlands	1.56%
Mexico	1.52%
Luxembourg	1.36%
Other Countries	8.49%
Short-Term Investments & Other	3.88%

Total Return Fund
United States	75.22%
United Kingdom	4.02%
Mexico	3.35%
Canada	3.03%
Cayman Islands	2.02%
France	1.66%
Netherlands	1.41%
Spain	1.33%
Other Countries	7.21%
Short-Term Investments & Other	0.75%

Value & Restructuring Fund
United States	77.66%
Mexico	5.35%
Switzerland	5.20%
Brazil	2.78%
Panama	2.33%
Germany	1.87%
Canada	1.10%
Netherlands	1.05%
Other Countries	1.56%
Short-Term Investments & Other	1.10%

The accompanying notes are an integral part of the financial statements.	333

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

Certain Funds had the following sector distribution as a percentage of total net assets on 8-31-11:

Emerging Markets Debt Fund
Foreign Government	20.68%
Financials	12.05%
Energy	10.53%
Industrials	10.51%
Materials	9.22%
Consumer Staples	8.34%
Utilities	8.13%
Consumer Discretionary	7.85%
Telecommunication Services	5.38%
Health Care	1.24%
Short-Term Investments & Other	6.07%

Global Agribusiness Fund
Materials	52.54%
Consumer Staples	32.53%
Industrials	15.33%
Net Other Assets & Liabilities	(0.40%)

Global Bond Fund
Financials	41.02%
Foreign Government	22.96%
U.S. Government Agency	21.85%
Collateralized Mortgage Obligations	14.20%
Asset Backed Securities	4.29%
Municipal Bonds	3.67%
Consumer Discretionary	1.87%
Energy	1.34%
Industrials	1.03%
Materials	0.70%
Consumer Staples	0.55%
Telecommunication Services	0.42%
U.S. Government	0.29%
Information Technology	0.27%
Health Care	0.25%
Short-Term Investments & Other	(14.71%)

Global Infrastructure Fund
Industrials	35.44%
Energy	32.50%
Utilities	30.96%
Materials	1.00%
Net Other Assets & Liabilities	0.10%

Global Real Estate Fund
Retail REITs	23.71%
Real Estate Management & Development	16.25%
Diversified REITs	10.69%
Office REITs	10.19%
Specialized REITs	9.99%
Residential REITs	9.13%
Real Estate Operating Companies	7.58%
Industrial REITs	4.74%
Real Estate Development	4.71%
Health Care Facilities	0.93%
Marine Ports & Services	0.08%
Short-Term Investments & Other	2.00%

International Equity Index Fund
Financials	22.52%
Materials	12.20%
Energy	10.61%
Industrials	10.05%
Consumer Staples	8.90%
Consumer Discretionary	8.65%
Health Care	6.39%
Information Technology	5.93%
Telecommunication Services	5.75%
Utilities	3.86%
Short-Term Investments & Other	5.14%

International Growth Stock Fund
Consumer Discretionary	18.90%
Consumer Staples	12.93%
Energy	9.86%
Financials	10.36%
Health Care	11.63%
Industrials	9.63%
Information Technology	9.95%
Materials	4.39%
Telecommunication Services	3.51%
Utilities	1.74%
Short-Term Investments & Other	7.10%

International Opportunities Fund
Consumer Discretionary	21.87%
Information Technology	18.16%
Industrials	15.05%
Financials	10.31%
Energy	7.71%
Consumer Staples	6.51%
Health Care	5.90%
Materials	5.46%
Telecommunication Services	4.87%
Short-Term Investments & Other	4.16%

International Small Cap Fund
Consumer Discretionary	33.87%
Industrials	20.50%
Financials	17.26%
Information Technology	8.31%
Consumer Staples	6.08%
Energy	3.90%
Materials	2.20%
Health Care	1.85%
Utilities	1.34%
Telecommunication Services	1.13%
Short-Term Investments & Other	3.56%

The accompanying notes are an integral part of the financial statements.	334

John Hancock Funds II

Portfolio of Investments — August 31, 2011 (showing percentage of total net assets)

International Small Company Fund
Industrials	24.36%
Consumer Discretionary	18.24%
Materials	13.75%
Financials	12.25%
Information Technology	8.61%
Energy	6.36%
Consumer Staples	6.15%
Health Care	5.71%
Utilities	2.38%
Telecommunication Services	1.00%
Short-Term Investments & Other	1.19%

International Value Fund
Financials	23.69%
Information Technology	13.33%
Telecommunication Services	12.91%
Health Care	12.00%
Energy	10.44%
Industrials	8.69%
Consumer Discretionary	8.06%
Materials	3.72%
Consumer Staples	2.94%
Utilities	1.56%
Short-Term Investments & Other	2.66%

Lifecycle 2050 Portfolio
Equity	92.76%
U.S. Large Cap	51.84%
International Large Cap	10.29%
Emerging Markets	8.76%
U.S. Mid Cap	7.12%
U.S. Small Cap	3.35%
Large Blend	3.15%
Natural Resources	2.95%
International Small Cap	2.23%
Real Estate	2.07%
Small Value	0.56%
Small Growth	0.44%
Fixed Income	5.00%
Multi-Sector Bond	1.50%
High Yield Bond	1.29%
Intermediate Bond	1.07%
Bank Loan	0.64%
Global Bond	0.29%
Treasury Inflation-Protected Securities	0.21%
Other	2.24%
Currency	2.25%
Other assets and liabilities	(0.01%)

Retirement 2050 Portfolio
U.S. Large Cap	53.20%
International Large Cap	18.20%
Intermediate Bond	18.00%
U.S. Mid Cap	5.80%
U.S. Small Cap	4.80%

The accompanying notes are an integral part of the financial statements.	335

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

				Alpha
	Active	All Cap	All Cap	Opportunities
Assets	Bond Fund	Core Fund	Value Fund	Fund

Investments in unaffiliated issuers, at value	$1,329,353,930	$568,536,903	$616,621,478	$1,238,982,828
Investments in affiliated issuers, at value (Note 2)	3,919,544	34,965,721	72,500,602	194,109,259
Securities loaned, at value (Note 2)	3,832,109	34,215,785	71,541,211	188,372,642
Repurchase agreements, at value (Note 2)	—	—	—	108,000,000
Total investments, at value	1,337,105,583	637,718,409	760,663,291	1,729,464,729
Cash	13,118,454	—	10,573,413	35,966
Foreign currency, at value	89,789	—	—	41,665
Cash held at broker for futures contracts	179,910	2,114,257	—	—
Receivable for investments sold	26,937,053	13,500	2,999,548	14,508,265
Receivable for delayed delivery securities sold	6,116,369	—	—	—
Receivable for fund shares sold	—	—	—	2,965
Dividends and interest receivable	11,682,549	1,072,965	1,356,574	1,977,187
Receivable for securities lending income	386	6,462	10,806	122,263
Total assets	1,395,230,093	640,925,593	775,603,632	1,746,153,040

Liabilities

Payable for investments purchased	31,252,045	—	3,584,677	18,699,729
Payable for delayed delivery securities purchased	122,217,472	—	—	—
Payable for forward foreign currency exchange contracts (Note 3)	29,550	—	—	178,851
Payable for fund shares repurchased	553,892	4,086,819	4,178,316	—
Payable upon return of securities loaned (Note 2)	3,919,508	34,979,629	72,524,887	194,164,252
Payable for futures variation margin	72,672	435,835	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	26,433	13,619	13,347	32,154
Trustees’ fees	193	150	109	240
Other liabilities and accrued expenses	131,896	52,370	78,967	178,418
Total liabilities	158,203,661	39,568,422	80,380,303	213,253,644

Net assets

Capital paid-in	$1,187,758,620	$751,974,087	$629,205,098	$1,441,121,815
Undistributed net investment income (loss)	10,914,523	4,014,961	1,868,162	1,049,796
Accumulated undistributed net realized gain (loss) on investments	13,663,911	(165,236,620)	34,849,867	135,359,219
Net unrealized appreciation (depreciation) on investments	24,689,378	10,604,743	29,300,202	(44,631,434)
Net assets	$1,237,026,432	$601,357,171	$695,223,329	$1,532,899,396
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$1,308,486,785	$591,712,220	$658,861,281	$1,579,785,105
Investments in affiliated issuers, at cost	$3,919,508	$34,965,611	$72,501,790	$194,131,277
Foreign currency, at cost	$89,347	—	—	$41,664

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$44,158,066	—	$100,848,923	—
Shares outstanding	4,303,217	—	9,241,301	—
Net asset value, offering price and redemption price per share	$10.26	—	$10.91	—

Class NAV
Net assets	$1,192,868,366	$601,357,171	$594,374,406	$1,532,899,396
Shares outstanding	116,327,300	70,513,209	54,728,842	140,467,566
Net asset value, offering price and redemption price per share	$10.25	$8.53	$10.86	$10.91

The accompanying notes are an integral part of the financial statements.	336

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

		Capital	Capital
	Blue Chip	Appreciation	Appreciation	Core
Assets	Growth Fund	Fund	Value Fund	Bond Fund

Investments in unaffiliated issuers, at value	$2,291,697,615	$1,813,949,484	$425,239,799	$658,320,979
Investments in affiliated issuers, at value (Note 2)	87,687,925	116,451,351	8,788,372	5,593,629
Securities loaned, at value (Note 2)	86,278,341	115,232,810	8,738,042	5,471,004
Total investments, at value	2,465,663,881	2,045,633,645	442,766,213	669,385,612
Receivable for investments sold	10,784,257	2,403,621	6,504,889	5,798,842
Receivable for delayed delivery securities sold	—	—	—	270,936,244
Receivable for fund shares sold	—	11,489	—	28,707
Dividends and interest receivable	2,331,383	1,747,489	1,359,580	3,448,180
Receivable for securities lending income	14,682	26,656	797	289
Other assets	—	—	31	—
Total assets	2,478,794,203	2,049,822,900	450,631,510	949,597,874

Liabilities

Payable for investments purchased	11,577,185	—	7,981,155	12,501,521
Payable for delayed delivery securities purchased	—	—	—	337,181,552
Payable for fund shares repurchased	8,775,481	2,098,800	304,957	1,024,514
Payable upon return of securities loaned (Note 2)	87,750,998	116,496,814	8,788,575	5,593,675
Payable for sale commitments outstanding, at value (Note 2)	—	—	—	18,736,078
Payable to affiliates (Note 5)
Accounting and legal services fees	50,907	41,319	8,521	12,564
Trustees’ fees	555	470	—	151
Other liabilities and accrued expenses	99,397	118,414	87,245	77,522
Total liabilities	108,254,523	118,755,817	17,170,453	375,127,577

Net assets

Capital paid-in	$2,101,449,437	$1,674,631,106	$448,991,245	$553,161,410
Undistributed net investment income (loss)	491,803	921,747	3,451,860	3,244,050
Accumulated undistributed net realized gain (loss) on investments	(392,195,895)	(190,701,785)	(1,850,913)	8,721,922
Net unrealized appreciation (depreciation) on investments	660,794,335	446,216,015	(17,131,135)	9,342,915
Net assets	$2,370,539,680	$1,931,067,083	$433,461,057	$574,470,297
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$1,717,182,943	$1,482,975,900	$451,109,158	$654,325,542
Investments in affiliated issuers, at cost	$87,686,603	$116,441,789	$8,788,396	$5,593,675
Proceeds received on sale commitments outstanding	—	—	—	$18,612,598

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$489,177,198	$370,921,506	—	$14,689,213
Shares outstanding	23,708,535	32,414,627	—	1,099,313
Net asset value, offering price and redemption price per share	$20.63	$11.44	—	$13.36

Class NAV
Net assets	$1,881,362,482	$1,560,145,577	$433,461,057	$559,781,084
Shares outstanding	91,241,728	136,213,490	44,400,406	41,940,621
Net asset value, offering price and redemption price per share	$20.62	$11.45	$9.76	$13.35

The accompanying notes are an integral part of the financial statements.	337

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	Core
	Diversified	Core
	Growth &	Fundamental	Core Global	Emerging
	Income	Holdings	Diversification	Markets
Assets	Portfolio	Portfolio	Portfolio	Debt Fund

Investments in unaffiliated issuers, at value	$17,098,232	$7,376,683	$18,021,437	$14,632,784
Investments in affiliated funds, at value (Note 9)	11,391,529	4,939,697	12,051,008	—
Total investments, at value	28,489,761	12,316,380	30,072,445	14,632,784
Cash	938	1,205	831	1,573,603
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	13,091
Receivable for fund shares sold	36,436	11,277	12,346	—
Dividends and interest receivable	9,024	4,394	9,209	281,328
Receivable due from adviser	5,628	4,647	5,555	21,088
Other assets	4	18	—	3,444
Total assets	28,541,791	12,337,921	30,100,386	16,525,338

Liabilities

Payable for investments purchased	36,364	11,246	12,270	757,068
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	39,294
Distributions payable	—	—	—	81,358
Payable to affiliates (Note 5)
Accounting and legal services fees	623	268	651	337
Transfer agent fees	—	—	—	2,111
Trustees’ fees	6	3	6	4
Other liabilities and accrued expenses	27,745	27,505	27,791	66,644
Total liabilities	64,738	39,022	40,718	946,816

Net assets

Capital paid-in	$25,709,148	$10,778,145	$28,434,797	$15,010,963
Undistributed net investment income (loss)	277,580	144,904	267,908	86,072
Accumulated undistributed net realized gain (loss) on investments	(72,911)	34,283	5,763	267,158
Net unrealized appreciation (depreciation) on investments	2,563,236	1,341,567	1,351,200	214,329
Net assets	$28,477,053	$12,298,899	$30,059,668	$15,578,522
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$15,304,559	$6,361,169	$17,111,318	$14,392,084
Investments in affiliated issuers, at cost	$10,621,966	$4,613,644	$11,609,927	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	—	—	—	$12,466,435
Shares outstanding	—	—	—	1,201,859
Net asset value and redemption price per share	—	—	—	$10.37

Class I
Net assets	—	—	—	$3,112,087
Shares outstanding	—	—	—	300,000
Net asset value, offering price and redemption price per share	—	—	—	$10.37

Class 1
Net assets	$28,477,053	$12,298,899	$30,059,668	—
Shares outstanding	3,025,671	1,301,529	3,246,967	—
Net asset value, offering price and redemption price per share	$9.41	$9.45	$9.26	—

Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95.5%)	—	—	—	$10.86[1]

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering prices is reduced.

The accompanying notes are an integral part of the financial statements.	338

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

			Global
	Equity-Income	Fundamental	Agribusiness	Global
Assets	Fund	Value Fund	Fund	Bond Fund

Investments in unaffiliated issuers, at value	$1,402,849,841	$1,479,429,768	$2,931,471	$1,007,102,617
Investments in affiliated issuers, at value (Note 2)	124,883,540	43,977,020	—	—
Securities loaned, at value (Note 2)	122,290,294	43,362,388	—	—
Repurchase agreements, at value (Note 2)	—	—	—	3,900,000
Total investments, at value	1,650,023,675	1,566,769,176	2,931,471	1,011,002,617
Cash	—	—	24,645	1,046,525
Foreign currency, at value	—	—	240	620,762
Receivable for investments sold	—	7,106,378	2,744	15,810,014
Receivable for delayed delivery securities sold	—	—	—	111,801,859
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	3,437,779
Receivable for fund shares sold	—	3,756	—	117,741
Dividends and interest receivable	6,050,158	2,220,715	3,671	8,155,007
Receivable for securities lending income	51,577	51,119	—	—
Swap contracts, at value (Note 3)	—	—	—	6,443,747
Receivable due from adviser	—	—	5,634	—
Other assets	—	—	—	224,746
Total assets	1,656,125,410	1,576,151,144	2,968,405	1,158,660,797

Liabilities

Due to custodian	—	44,000	—	—
Payable for collateral held by Fund	—	—	—	5,585,000
Payable for investments purchased	93,556	315,043	—	24,546,595
Payable for delayed delivery securities purchased	—	—	—	272,104,509
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	5,394,686
Payable for fund shares repurchased	8,527,195	1,151,753	—	796,983
Payable upon return of securities loaned (Note 2)	124,914,663	43,999,248	—	—
Written options, at value (Note 3)	—	—	—	555,314
Swap contracts, at value (Note 3)	—	—	—	9,762,001
Payable for futures variation margin	—	—	—	84,236
Payable to affiliates (Note 5)
Accounting and legal services fees	32,648	34,440	62	18,845
Transfer agent fees	—	—	318	—
Trustees’ fees	247	432	—	227
Other liabilities and accrued expenses	112,914	135,657	48,244	222,012
Total liabilities	133,681,223	45,680,573	48,624	319,070,408

Net assets

Capital paid-in	$1,635,018,067	$1,629,326,893	$2,143,533	$806,487,377
Undistributed net investment income (loss)	18,303,669	5,123,494	6,057	63,420,545
Accumulated undistributed net realized gain (loss) on investments	(171,235,623)	(327,006,392)	33,338	(41,121,052)
Net unrealized appreciation (depreciation) on investments	40,358,074	223,026,576	736,853	10,803,519
Net assets	$1,522,444,187	$1,530,470,571	$2,919,781	$839,590,389
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$1,484,781,276	$1,299,765,492	$2,194,619	$1,000,188,425
Investments in affiliated issuers, at cost	$124,885,130	$43,977,850	—	—
Foreign currency, at cost	—	—	$241	$648,117
Premiums received on written options	—	—	—	$1,840,499
Net unamortized upfront payment on swaps	—	—	—	($2,935,592)

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A
Net assets	—	—	$1,451,158	—
Shares outstanding	—	—	105,189	—
Net asset value and redemption price per share	—	—	$13.80	—
Class I
Net assets	—	—	$1,468,623	—
Shares outstanding	—	—	105,773	—
Net asset value, offering price and redemption price per share	—	—	$13.88	—
Class 1
Net assets	$253,654,623	—	—	$86,381,493
Shares outstanding	18,711,482	—	—	6,513,090
Net asset value, offering price and redemption price per share	$13.56	—	—	$13.26
Class NAV
Net assets	$1,268,789,564	$1,530,470,571	—	$753,208,896
Shares outstanding	93,666,338	106,954,845	—	56,890,694
Net asset value, offering price and redemption price per share	$13.55	$14.31	—	$13.24
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)	—	—	$14.53[1]	—

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering prices is reduced.

The accompanying notes are an integral part of the financial statements.	339

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	Global	Global Real	Heritage	High Income
Assets	Infrastructure Fund	Estate Fund	Fund	Fund

Investments in unaffiliated issuers, at value	$2,481,275	$454,843,006	$150,471,421	$315,010,578
Investments in affiliated issuers, at value (Note 2)	—	31,264,193	18,336,961	15,261,363
Securities loaned, at value (Note 2)	—	30,717,260	17,975,612	—
Repurchase agreements, at value (Note 2)	—	—	—	46,538
Total investments, at value	2,481,275	516,824,459	186,783,994	330,318,479
Cash	51,177	2,685,005	—	15,964,235
Foreign currency, at value	100	4,306,358	—	—
Receivable for investments sold	—	13,125,597	1,773,224	3,569,927
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	2,050	—
Dividends and interest receivable	11,376	830,900	38,327	4,572,396
Receivable for securities lending income	—	5,650	3,847	—
Receivable due from adviser	6,222	—	—	—
Total assets	2,550,150	537,777,969	188,601,442	354,425,037

Liabilities

Payable for investments purchased	14,745	10,103,107	2,407,296	8,764,038
Payable for forward foreign currency exchange contracts (Note 3)	—	—	427	60,610
Payable for fund shares repurchased	—	844,881	743,411	1,354
Payable upon return of securities loaned (Note 2)	—	31,272,756	18,338,348	—
Payable to affiliates (Note 5)
Accounting and legal services fees	56	11,018	4,562	8,973
Transfer agent fees	280	—	—	—
Trustees’ fees	—	87	77	151
Other liabilities and accrued expenses	48,233	146,050	46,469	78,679
Total liabilities	63,314	42,377,899	21,540,590	8,913,805

Net assets

Capital paid-in	$2,210,889	$712,481,139	$105,839,616	$437,218,385
Undistributed net investment income (loss)	67,522	(4,758,002)	(1,623)	5,277,567
Accumulated undistributed net realized gain (loss) on investments	3,251	(291,022,892)	34,838,642	(37,133,072)
Net unrealized appreciation (depreciation) on investments	205,174	78,699,825	26,384,217	(59,851,648)
Net assets	$2,486,836	$495,400,070	$167,060,852	$345,511,232
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$2,276,242	$406,875,168	$142,068,234	$370,518,432
Investments in affiliated issuers, at cost	—	$31,262,238	$18,333,165	$19,589,632
Foreign currency, at cost	$100	$4,306,225	—	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$1,235,976	—	—	—
Shares outstanding	109,240	—	—	—
Net asset value and redemption price per share	$11.31	—	—	—

Class I
Net assets	$1,250,860	—	—	—
Shares outstanding	109,856	—	—	—
Net asset value, offering price and redemption price per share	$11.39	—	—	—

Class NAV
Net assets	—	$495,400,070	$167,060,852	$345,511,232
Shares outstanding	—	67,332,141	18,781,919	47,179,659
Net asset value, offering price and redemption price per share	—	$7.36	$8.89	$7.32

Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)	$11.91[1]	—	—	—

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering prices is reduced.

The accompanying notes are an integral part of the financial statements.	340

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

			International	International
	High Yield	Index 500	Equity Index	Growth Stock
Assets	Fund	Fund	Fund	Fund

Investments in unaffiliated issuers, at value	$833,249,154	$2,359,310,554	$450,500,098	$281,547,115
Investments in affiliated issuers, at value (Note 2)	27,269,012	109,629,109	17,797,235	—
Securities loaned, at value (Note 2)	26,659,345	107,381,097	17,358,291	—
Repurchase agreements, at value (Note 2)	9,800,000	—	—	—
Total investments, at value	896,977,511	2,576,320,760	485,655,624	281,547,115
Cash	2,387,287	88,521,656	—	—
Foreign currency, at value	602,209	—	4,651,486	533,284
Cash held at broker for futures contracts	—	13,511,000	358,429	—
Foreign currency held at broker for futures contracts	—	—	3,100,964	—
Receivable for investments sold	1,687,096	4,947	63,587	832,151
Receivable for forward foreign currency exchange contracts (Note 3)	5,237	—	247,589	—
Receivable for fund shares sold	69,944	—	32,243	—
Dividends and interest receivable	17,843,880	6,137,927	1,281,751	588,779
Receivable for securities lending income	33,493	38,456	10,917	—
Receivable for futures variation margin	—	1,128,469	—	—
Other assets	—	—	—	23
Total assets	919,606,657	2,685,663,215	495,402,590	283,501,352

Liabilities

Payable for investments purchased	326,550	4,955	422,175	5,480,379
Payable for forward foreign currency exchange contracts (Note 3)	469,723	—	54,298	—
Payable for fund shares repurchased	795,462	2,846,699	—	—
Payable upon return of securities loaned (Note 2)	27,273,033	109,674,123	17,792,089	—
Payable for futures variation margin	139,411	—	739,085	—
Payable to affiliates (Note 5)
Accounting and legal services fees	21,763	51,885	10,346	4,703
Trustees’ fees	310	640	124	—
Other liabilities and accrued expenses	162,480	83,337	51,359	118,267
Total liabilities	29,188,732	112,661,639	19,069,476	5,603,349

Net assets

Capital paid-in	$1,210,465,944	$2,391,829,557	$535,529,652	$280,147,992
Undistributed net investment income (loss)	13,668,547	22,961,585	9,249,912	2,957,548
Accumulated undistributed net realized gain (loss) on investments	(286,486,301)	(297,747,479)	(108,197,825)	(770,758)
Net unrealized appreciation (depreciation) on investments	(47,230,265)	455,957,913	39,751,375	(4,436,779)
Net assets	$890,417,925	$2,573,001,576	$476,333,114	$277,898,003
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$916,269,950	$2,009,795,060	$427,613,830	$285,998,219
Investments in affiliated issuers, at cost	$27,270,274	$109,628,434	$17,799,791	—
Foreign currency, at cost	$600,508	—	$4,748,462	$531,941
Foreign currency held at broker for futures contracts, at cost	—	—	$2,973,812	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$325,308,267	—	—	—
Shares outstanding	36,946,912	—	—	—
Net asset value, offering price and redemption price per share	$8.80	—	—	—

Class NAV
Net assets	$565,109,658	$2,573,001,576	$476,333,114	$277,898,003
Shares outstanding	64,650,289	283,153,446	28,789,021	26,199,823
Net asset value, offering price and redemption price per share	$8.74	$9.09	$16.55	$10.61

The accompanying notes are an integral part of the financial statements.	341

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	International	International	International	International
	Opportunities	Small Cap	Small Company	Value
Assets	Fund	Fund	Fund	Fund

Investments in unaffiliated issuers, at value	$600,453,926	$295,564,343	$184,573,144	$1,127,627,482
Investments in affiliated issuers, at value (Note 2)	—	8,810,311	4,698,526	18,968,068
Securities loaned, at value (Note 2)	—	8,612,223	4,461,386	18,002,523
Total investments, at value	600,453,926	312,986,877	193,733,056	1,164,598,073
Cash	—	58,536	—	3,917,665
Foreign currency, at value	384,760	786,243	782,552	3,890,324
Receivable for investments sold	7,873,157	1,398,064	880,993	20,328,597
Receivable for forward foreign currency exchange contracts (Note 3)	1,296,509	—	—	—
Receivable for fund shares sold	—	—	—	2,128
Dividends and interest receivable	1,324,218	948,406	408,680	2,338,392
Receivable for securities lending income	—	8,533	13,484	33,978
Total assets	611,332,570	316,186,659	195,818,765	1,195,109,157

Liabilities

Payable for investments purchased	1,994,943	374,646	—	23,960,565
Payable for forward foreign currency exchange contracts (Note 3)	3,256,833	—	—	—
Payable for fund shares repurchased	2,038,665	258,808	59,065	574,632
Payable upon return of securities loaned (Note 2)	—	8,820,072	4,694,008	18,967,445
Payable to affiliates (Note 5)
Accounting and legal services fees	14,832	7,103	4,354	26,806
Trustees’ fees	261	70	36	346
Other liabilities and accrued expenses	160,449	135,498	95,879	348,485
Total liabilities	7,465,983	9,596,197	4,853,342	43,878,279

Net assets

Capital paid-in	$727,747,249	$338,049,485	$328,445,717	$1,413,006,553
Undistributed net investment income (loss)	(11,825,540)	4,060,885	1,412,106	31,527,016
Accumulated undistributed net realized gain (loss) on investments	(165,704,571)	(69,796,199)	(124,790,761)	(178,774,295)
Net unrealized appreciation (depreciation) on investments	53,649,449	34,276,291	(14,101,639)	(114,528,396)
Net assets	$603,866,587	$306,590,462	$190,965,423	$1,151,230,878
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$545,026,307	$269,903,189	$203,142,637	$1,260,193,055
Investments in affiliated issuers, at cost	—	$8,810,052	$4,697,872	$18,966,789
Foreign currency, at cost	$384,410	$786,563	$781,835	$3,900,122

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$74,845,310	$121,608,679	—	$254,394,646
Shares outstanding	5,920,405	8,145,484	—	18,717,898
Net asset value, offering price and redemption price per share	$12.64	$14.93	—	$13.59

Class NAV
Net assets	$529,021,277	$184,981,783	$190,965,423	$896,836,232
Shares outstanding	41,749,566	12,390,608	23,441,482	66,144,861
Net asset value, offering price and redemption price per share	$12.67	$14.93	$8.15	$13.56

The accompanying notes are an integral part of the financial statements.	342

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	Investment
	Quality	Large Cap	Lifecycle 2050	Mid Cap Growth
Assets	Bond Fund	Fund	Portfolio	Index Fund

Investments in unaffiliated issuers, at value	$448,056,759	$255,600,450	—	$79,278,160
Investments in affiliated issuers, at value (Note 2)	3,063,254	17,604,290	—	10,692,407
Investments in affiliated funds, at value (Note 9)	—	—	$6,391,634	—
Securities loaned, at value (Note 2)	2,998,729	17,294,672	—	10,410,850
Repurchase agreements, at value (Note 2)	87,000,000	—	—	—
Total investments, at value	541,118,742	290,499,412	6,391,634	100,381,417
Cash	55,421	2,865,452	30,626	—
Cash held at broker for futures contracts	—	641,538	—	—
Receivable for investments sold	1,276,444	2,111,275	—	567,232
Receivable for delayed delivery securities sold	4,518,102	—	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	676,458	—	—	—
Receivable for fund shares sold	—	—	63,109	77,637
Dividends and interest receivable	3,425,928	628,284	492	39,665
Receivable for securities lending income	554	4,002	—	2,876
Receivable for futures variation margin	—	—	—	18,170
Swap contracts, at value (Note 3)	2,609,117	—	—	—
Receivable due from adviser	—	—	6,402	9,962
Other assets	—	—	7	—
Total assets	553,680,766	296,749,963	6,492,270	101,096,959

Liabilities

Payable for investments purchased	5,332	1,852,055	63,600	652,257
Payable for delayed delivery securities purchased	88,079,766	—	—	—
Payable for forward foreign currency exchange contracts (Note 3)	838,844	—	—	—
Payable for fund shares repurchased	759,275	680,950	—	173,785
Payable upon return of securities loaned (Note 2)	3,064,600	17,610,792	—	10,697,120
Swap contracts, at value (Note 3)	5,066,484	—	—	—
Payable for futures variation margin	58,848	—	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	9,530	6,619	66	2,076
Trustees’ fees	57	77	—	51
Other liabilities and accrued expenses	96,203	45,309	37,385	43,351
Total liabilities	97,978,939	20,195,802	101,051	11,568,640

Net assets

Capital paid-in	$443,235,676	$361,050,279	$6,747,602	$87,122,767
Undistributed net investment income (loss)	2,933,959	2,091,821	107	—
Accumulated undistributed net realized gain (loss) on investments	(4,318,593)	(99,417,880)	(2,159)	594,390
Net unrealized appreciation (depreciation) on investments	13,850,785	12,829,941	(354,331)	1,811,162
Net assets	$455,701,827	$276,554,161	$6,391,219	$89,528,319
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$522,872,192	$260,067,010	—	$87,951,360
Investments in affiliated issuers, at cost	$3,064,132	$17,602,461	$6,745,965	$10,693,695
Net unamortized upfront payment on swaps	($1,455,948)	—	—	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$72,813,998	$42,306,286	$6,391,219	$35,676,447
Shares outstanding	5,784,060	3,416,017	719,769	3,209,120
Net asset value, offering price and redemption price per share	$12.59	$12.38	$8.88	$11.12

Class NAV
Net assets	$382,887,829	$234,247,875	—	$53,851,872
Shares outstanding	30,452,012	18,911,342	—	4,843,763
Net asset value, offering price and redemption price per share	$12.57	$12.39	—	$11.12

The accompanying notes are an integral part of the financial statements.	343

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	Mid Cap	Mid Cap	Mid Cap Value	Mid Cap Value
Assets	Index Fund	Stock Fund	Equity Fund	Index Fund

Investments in unaffiliated issuers, at value	$367,949,983	$670,426,202	$107,908,194	$74,296,239
Investments in affiliated issuers, at value (Note 2)	76,546,450	146,415,350	24,505,356	8,980,124
Securities loaned, at value (Note 2)	74,956,954	142,419,261	23,977,330	8,793,026
Repurchase agreements, at value (Note 2)	—	40,800,000	—	—
Total investments, at value	519,453,387	1,000,060,813	156,390,880	92,069,389
Cash	25,612,132	79,881	94,365	—
Cash held at broker for futures contracts	2,932,000	—	—	12,757
Receivable for investments sold	789,291	3,071,473	—	424,025
Receivable for fund shares sold	—	218,893	—	—
Dividends and interest receivable	437,376	438,881	270,251	159,475
Receivable for securities lending income	15,154	24,572	5,889	2,835
Receivable for futures variation margin	270,180	—	—	—
Receivable due from adviser	—	—	—	9,470
Total assets	549,509,520	1,003,894,513	156,761,385	92,677,951

Liabilities

Payable for investments purchased	—	—	—	539,778
Payable for fund shares repurchased	1,591,369	1,931,219	233,163	150,570
Payable upon return of securities loaned (Note 2)	76,537,467	146,455,067	24,506,321	8,983,478
Payable for futures variation margin	—	—	—	3,280
Payable to affiliates (Note 5)
Accounting and legal services fees	8,610	21,262	3,605	1,938
Trustees’ fees	136	237	53	58
Other liabilities and accrued expenses	51,068	97,463	43,801	43,253
Total liabilities	78,188,650	148,505,248	24,786,943	9,722,355

Net assets

Capital paid-in	$402,532,048	$752,082,321	$100,465,873	$87,012,552
Undistributed net investment income (loss)	1,971,603	(1,230,593)	702,565	756,827
Accumulated undistributed net realized gain (loss) on investments	(3,799,572)	25,467,526	1,947,256	(1,270,216)
Net unrealized appreciation (depreciation) on investments	70,616,791	79,070,011	28,858,748	(3,543,567)
Net assets	$471,320,870	$855,389,265	$131,974,442	$82,955,596
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$370,700,980	$774,579,057	$103,031,513	$86,628,144
Investments in affiliated issuers, at cost	$76,554,977	$146,410,850	$24,500,828	$8,981,532

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	$337,566,398	—	$29,314,249
Shares outstanding	—	20,105,297	—	2,952,235
Net asset value, offering price and redemption price per share	—	$16.79	—	$9.93

Class NAV
Net assets	$471,320,870	$517,822,867	$131,974,442	$53,641,347
Shares outstanding	24,811,853	30,754,706	14,419,152	5,403,458
Net asset value, offering price and redemption price per share	$19.00	$16.84	$9.15	$9.93

The accompanying notes are an integral part of the financial statements.	344

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	Mid Value	Mutual	Optimized	Real Estate
Assets	Fund	Shares Fund	Value Fund	Equity Fund

Investments in unaffiliated issuers, at value	$314,715,694	$426,295,041	$116,445,825	$156,091,417
Investments in affiliated issuers, at value (Note 2)	75,286,862	3,441,360	—	25,067,717
Securities loaned, at value (Note 2)	73,853,336	3,359,297	—	24,722,363
Total investments, at value	463,855,892	433,095,698	116,445,825	205,881,497
Cash	—	18,393,251	2,284,318	—
Foreign currency, at value	—	769,574	—	—
Receivable for investments sold	1,954,451	431,056	1,160,723	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	755,856	—	—
Dividends and interest receivable	596,811	1,318,504	831,846	188,288
Receivable for securities lending income	43,393	942	—	4,811
Other assets	—	23	—	—
Total assets	466,450,547	454,764,904	120,722,712	206,074,596

Liabilities

Payable for investments purchased	1,894,461	1,436,601	1,194,482	—
Payable for forward foreign currency exchange contracts (Note 3)	—	484,157	—	—
Payable for fund shares repurchased	575,224	480,488	52,996	32,962
Payable upon return of securities loaned (Note 2)	75,330,730	3,441,360	—	25,088,210
Payable to affiliates (Note 5)
Accounting and legal services fees	9,813	8,658	7,851	6,149
Trustees’ fees	97	—	92	70
Other liabilities and accrued expenses	62,408	129,566	40,343	47,902
Total liabilities	77,872,733	5,980,830	1,295,764	25,175,293

Net assets

Capital paid-in	$303,116,798	$453,639,041	$471,757,290	$151,892,234
Undistributed net investment income (loss)	1,272,009	117,882	5,770,659	1,125,006
Accumulated undistributed net realized gain (loss) on investments	52,512,267	5,113,196	(360,693,666)	(58,387,762)
Net unrealized appreciation (depreciation) on investments	31,676,740	(10,086,045)	2,592,665	86,269,825
Net assets	$388,577,814	$448,784,074	$119,426,948	$180,899,303
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$356,883,137	$440,010,259	$113,853,160	$94,553,752
Investments in affiliated issuers, at cost	$75,296,015	$3,441,360	—	$25,057,920
Foreign currency, at cost	—	$773,755	—	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	—	$42,596,693	—
Shares outstanding	—	—	3,818,510	—
Net asset value, offering price and redemption price per share	—	—	$11.16	—

Class NAV
Net assets	$388,577,814	$448,784,074	$76,830,255	$180,899,303
Shares outstanding	28,024,974	43,379,959	6,884,513	22,144,396
Net asset value, offering price and redemption price per share	$13.87	$10.35	$11.16	$8.17

The accompanying notes are an integral part of the financial statements.	345

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

			Retirement	Retirement
	Real Estate	Real Return	2010	2015
Assets	Securities Fund	Bond Fund	Portfolio	Portfolio

Investments in unaffiliated issuers, at value	$319,331,781	$934,341,877	—	—
Investments in affiliated issuers, at value (Note 2)	117,413,688	—	—	—
Investments in affiliated funds, at value (Note 9)	—	—	$51,805,551	$70,058,108
Securities loaned, at value (Note 2)	115,832,939	—	—	—
Total investments, at value	552,578,408	934,341,877	51,805,551	70,058,108
Cash	7,994,248	877,735	24,080	23,061
Foreign currency, at value	—	122,578	—	—
Receivable for investments sold	7,567,559	52,759	—	—
Receivable for delayed delivery securities sold	—	82,385,443	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	691,585	—	—
Receivable for fund shares sold	136,147	369,914	103,903	292,013
Dividends and interest receivable	23,819	4,934,914	—	—
Receivable for securities lending income	16,674	—	—	—
Swap contracts, at value (Note 3)	—	3,692,944	—	—
Receivable due from adviser	—	—	12,180	13,359
Other assets	—	25,186	23	22
Total assets	568,316,855	1,027,494,935	51,945,737	70,386,563

Liabilities

Payable for collateral held by Fund	—	5,655,000	—	—
Payable for investments purchased	9,318,374	1,995,000	103,747	291,803
Payable for delayed delivery securities purchased	—	334,862,585	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	824,593	—	—
Payable upon return of securities loaned (Note 2)	117,467,242	—	—	—
Written options, at value (Note 3)	—	1,467,580	—	—
Payable for sale commitments outstanding, at value (Note 2)	—	39,863,338	—	—
Swap contracts, at value (Note 3)	—	1,034,067	—	—
Payable for futures variation margin	—	155,127	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	9,516	16,406	776	920
Trustees’ fees	97	398	79	75
Other liabilities and accrued expenses	58,555	117,967	44,914	46,178
Total liabilities	126,853,784	385,992,061	149,516	338,976

Net assets

Capital paid-in	$345,241,841	$592,106,892	$50,338,852	$69,308,428
Undistributed net investment income (loss)	1,913,607	5,740,551	478,591	405,029
Accumulated undistributed net realized gain (loss) on investments	14,497,574	21,530,398	(206,877)	(105,106)
Net unrealized appreciation (depreciation) on investments	79,810,049	22,125,033	1,185,655	439,236
Net assets	$441,463,071	$641,502,874	$51,796,221	$70,047,587
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$355,345,082	$915,373,627	—	—
Investments in affiliated issuers, at cost	$117,423,277	—	$50,619,896	$69,618,872
Foreign currency, at cost	—	$121,032	—	—
Proceeds received on sale commitments outstanding	—	$39,713,835	—	—
Premiums received on written options	—	$2,157,842	—	—
Net unamortized upfront payment on swaps	—	$1,296,481	—	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$441,463,071	$120,566,249	$51,796,221	$70,047,587
Shares outstanding	32,613,802	9,192,233	4,820,018	6,559,989
Net asset value, offering price and redemption price per share	$13.54	$13.12	$10.75	$10.68

Class NAV
Net assets	—	$520,936,625	—	—
Shares outstanding	—	40,134,504	—	—
Net asset value, offering price and redemption price per share	—	$12.98	—	—

The accompanying notes are an integral part of the financial statements.	346

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	Retirement	Retirement	Retirement	Retirement
	2020	2025	2030	2035
Assets	Portfolio	Portfolio	Portfolio	Portfolio

Investments in affiliated funds, at value (Note 9)	$104,518,743	$122,709,547	$91,293,445	$74,802,477
Total investments, at value	104,518,743	122,709,547	91,293,445	74,802,477
Cash	19,502	17,860	20,878	22,709
Receivable for fund shares sold	1,131,325	1,217,177	1,079,715	839,538
Receivable due from adviser	14,713	15,342	14,285	13,792
Other assets	22	21	22	22
Total assets	105,684,305	123,959,947	92,408,345	75,678,538

Liabilities

Payable for investments purchased	1,131,013	1,216,811	1,079,443	839,315
Payable to affiliates (Note 5)
Accounting and legal services fees	1,423	1,584	1,187	958
Trustees’ fees	53	42	60	72
Other liabilities and accrued expenses	48,839	50,238	47,963	46,694
Total liabilities	1,181,328	1,268,675	1,128,653	887,039

Net assets

Capital paid-in	$105,422,224	$125,503,176	$94,403,010	$77,656,320
Undistributed net investment income (loss)	446,518	319,012	161,463	89,711
Accumulated undistributed net realized gain (loss) on investments	(157,945)	(29,133)	(40,016)	(42,766)
Net unrealized appreciation (depreciation) on investments	(1,207,820)	(3,101,783)	(3,244,765)	(2,911,766)
Net assets	$104,502,977	$122,691,272	$91,279,692	$74,791,499
Investments in affiliated issuers, at cost	$105,726,563	$125,811,330	$94,538,210	$77,714,243

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$104,502,977	$122,691,272	$91,279,692	$74,791,499
Shares outstanding	9,912,934	11,778,365	8,827,008	7,258,746
Net asset value, offering price and redemption price per share	$10.54	$10.42	$10.34	$10.30

The accompanying notes are an integral part of the financial statements.	347

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	Retirement	Retirement	Retirement	Short Term
	2040	2045	2050	Government
Assets	Portfolio	Portfolio	Portfolio	Income Fund

Investments in unaffiliated issuers, at value	—	—	—	$138,490,395
Investments in affiliated funds, at value (Note 9)	$49,573,156	$43,901,021	$10,591,566	—
Total investments, at value	49,573,156	43,901,021	10,591,566	138,490,395
Cash	25,326	25,518	32,211	9,310,485
Receivable for investments sold	—	—	—	4,011,663
Receivable for delayed delivery securities sold	—	—	—	1,362,918
Receivable for fund shares sold	660,540	548,749	164,649	—
Dividends and interest receivable	—	—	—	745,347
Receivable for securities lending income	—	—	—	140
Receivable due from adviser	12,858	12,513	6,863	1,145
Other assets	22	22	7	3
Total assets	50,271,902	44,487,823	10,795,296	153,922,096

Liabilities

Payable for investments purchased	660,393	548,619	164,618	—
Payable for delayed delivery securities purchased	—	—	—	14,323,578
Payable to affiliates (Note 5)
Accounting and legal services fees	625	601	94	2,887
Trustees’ fees	88	88	1	44
Other liabilities and accrued expenses	44,852	44,525	39,493	65,636
Total liabilities	705,958	593,833	204,206	14,392,145

Net assets

Capital paid-in	$51,593,568	$45,906,309	$10,960,079	$137,994,587
Undistributed net investment income (loss)	46,021	48,379	—	467,294
Accumulated undistributed net realized gain (loss) on investments	(49,179)	(34,357)	—	(1,487,475)
Net unrealized appreciation (depreciation) on investments	(2,024,466)	(2,026,341)	(368,989)	2,555,545
Net assets	$49,565,944	$43,893,990	$10,591,090	$139,529,951
Investments in unaffiliated issuers, including repurchase agreements,
at cost	—	—	—	$135,934,850
Investments in affiliated issuers, at cost	$51,597,622	$45,927,362	$10,960,555	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$49,565,944	$43,893,990	$10,591,090	—
Shares outstanding	4,822,644	4,267,969	1,158,374	—
Net asset value, offering price and redemption price per share	$10.28	$10.28	$9.14	—

Class NAV
Net assets	—	—	—	$139,529,951
Shares outstanding	—	—	—	13,766,690
Net asset value, offering price and redemption price per share	—	—	—	$10.14

The accompanying notes are an integral part of the financial statements.	348

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

			Small Cap
	Small Cap	Small Cap	Opportunities	Small Cap
Assets	Growth Fund	Index Fund	Fund	Value Fund

Investments in unaffiliated issuers, at value	$125,391,525	$76,035,380	$132,385,622	$145,308,418
Investments in affiliated issuers, at value (Note 2)	22,374,150	8,094,247	18,172,202	2,779,096
Securities loaned, at value (Note 2)	21,828,114	7,792,887	17,678,137	2,715,263
Repurchase agreements, at value (Note 2)	5,800,000	—	—	2,100,000
Total investments, at value	175,393,789	91,922,514	168,235,961	152,902,777
Cash	48,787	4,226,248	—	11,589
Foreign currency, at value	—	2,868	—	—
Cash held at broker for futures contracts	—	1,020,000	—	—
Receivable for investments sold	11,156,699	211,633	2,805,063	—
Receivable for fund shares sold	—	7,251	—	—
Dividends and interest receivable	40,594	61,712	83,275	129,597
Receivable for securities lending income	14,540	12,326	6,199	118
Receivable for futures variation margin	—	31,386	—	—
Receivable due from adviser	—	2,345	—	—
Other assets	—	—	—	49
Total assets	186,654,409	97,498,283	171,130,498	153,044,130

Liabilities

Payable for investments purchased	12,795,041	—	1,008,044	—
Payable for fund shares repurchased	967,194	—	436,952	1,630,238
Payable upon return of securities loaned (Note 2)	22,380,164	8,091,836	18,180,641	2,778,975
Payable to affiliates (Note 5)
Accounting and legal services fees	3,791	1,963	3,937	3,411
Trustees’ fees	36	37	12	25
Other liabilities and accrued expenses	49,327	38,979	46,492	48,833
Total liabilities	36,195,553	8,132,815	19,676,078	4,461,482

Net assets

Capital paid-in	$107,988,335	$90,620,242	$140,699,491	$109,693,931
Undistributed net investment income (loss)	—	336,640	249,247	171,128
Accumulated undistributed net realized gain (loss) on investments	32,238,653	(21,719,555)	(13,684,663)	8,967,024
Net unrealized appreciation (depreciation) on investments	10,231,868	20,128,141	24,190,345	29,750,565
Net assets	$150,458,856	$89,365,468	$151,454,420	$148,582,648
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$142,785,408	$64,045,425	$125,872,439	$120,373,237
Investments in affiliated issuers, at cost	$22,376,513	$8,095,551	$18,173,177	$2,778,975
Foreign currency, at cost	—	$2,844	—	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	—	$57,618,111	—
Shares outstanding	—	—	2,877,665	—
Net asset value, offering price and redemption price per share	—	—	$20.02	—

Class NAV
Net assets	$150,458,856	$89,365,468	$93,836,309	$148,582,648
Shares outstanding	14,934,245	7,160,767	4,705,750	9,395,145
Net asset value, offering price and redemption price per share	$10.07	$12.48	$19.94	$15.81

The accompanying notes are an integral part of the financial statements.	349

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

	Small Company	Small Company	Smaller Company	Spectrum
Assets	Growth Fund	Value Fund	Growth Fund	Income Fund

Investments in unaffiliated issuers, at value	$94,390,235	$243,065,390	$94,242,252	$960,751,274
Investments in affiliated issuers, at value (Note 2)	13,530,331	90,151,046	12,984,019	14,553,820
Securities loaned, at value (Note 2)	13,176,918	87,825,317	12,573,347	14,287,146
Repurchase agreements, at value (Note 2)	—	—	—	3,701
Total investments, at value	121,097,484	421,041,753	119,799,618	989,595,941
Cash	—	—	2,042,292	2,104,701
Foreign currency, at value	—	—	—	713,526
Cash held at broker for futures contracts	—	—	216,000	—
Receivable for investments sold	2,176,301	240,659	3,002,454	30,250,083
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	707,822
Receivable for fund shares sold	—	—	—	74,759
Dividends and interest receivable	53,506	279,233	29,285	11,293,152
Receivable for securities lending income	3,694	31,645	7,411	6,212
Receivable for futures variation margin	—	—	4,920	—
Total assets	123,330,985	421,593,290	125,101,980	1,034,746,196

Liabilities

Payable for investments purchased	8,689	10,710	1,891,189	25,365,014
Payable for forward currency exchange contracts (Note 3)	—	—	—	320,045
Payable for fund shares repurchased	325,578	1,244,602	247,638	—
Payable upon return of securities loaned (Note 2)	13,527,017	90,167,882	12,990,133	14,557,534
Swap contracts, at value (Note 3)	—	—	—	11,398
Payable for futures variation margin	—	—	—	199,610
Payable to affiliates (Note 5)
Accounting and legal services fees	2,856	8,476	2,847	21,750
Trustees’ fees	42	117	54	255
Other liabilities and accrued expenses	42,446	53,740	48,482	178,589
Total liabilities	13,906,628	91,485,527	15,180,343	40,654,195

Net assets

Capital paid-in	$97,487,506	$300,951,650	$80,278,929	$974,045,946
Undistributed net investment income (loss)	(117,999)	764,020	—	11,551,042
Accumulated undistributed net realized gain (loss) on investments	(8,495,709)	(40,572,439)	23,280,742	(23,663,457)
Net unrealized appreciation (depreciation) on investments	20,550,559	68,964,532	6,361,966	32,158,470
Net assets	$109,424,357	$330,107,763	$109,921,637	$994,092,001
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$87,021,907	$261,933,223	$100,380,304	$943,007,899
Investments in affiliated issuers, at cost	$13,525,018	$90,143,998	$12,986,397	$14,553,886
Foreign currency, at cost	—	—	—	$715,477
Net unamortized upfront payment on swaps	—	—	—	($11,302)

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	$112,268,361	—	—
Shares outstanding	—	4,622,140	—	—
Net asset value, offering price and redemption price per share	—	$24.29	—	—

Class NAV
Net assets	$109,424,357	$217,839,402	$109,921,637	$994,092,001
Shares outstanding	8,389,277	8,975,287	10,253,220	92,896,230
Net asset value, offering price and redemption price per share	$13.04	$24.27	$10.72	$10.70

The accompanying notes are an integral part of the financial statements.	350

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

			U.S. Equity
			Fund (formerly U.S.
	Total Bond	Total	Multi-Sector	U.S. High Yield
Assets	Market Fund	Return Fund	Fund)	Bond Fund

Investments in unaffiliated issuers, at value	$416,144,072	$2,877,825,943	$980,432,914	$516,234,172
Investments in affiliated issuers, at value (Note 2)	12,138,020	—	66,929,687	—
Securities loaned, at value (Note 2)	11,859,086	—	65,866,344	—
Repurchase agreements, at value (Note 2)	—	23,600,000	—	12,618
Total investments, at value	440,141,178	2,901,425,943	1,113,228,945	516,246,790
Cash	—	88,247,775	—	—
Foreign currency, at value	—	370,242	—	—
Receivable for investments sold	—	4,897,174	293,626	3,403,089
Receivable for delayed delivery securities sold	—	150,273,747	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	5,329,582	—	—
Receivable for fund shares sold	3,452,215	32,796	—	—
Dividends and interest receivable	2,548,935	15,633,438	2,949,526	9,364,549
Receivable for securities lending income	1,922	—	22,438	58
Swap contracts, at value (Note 3)	—	23,575,368	—	—
Receivable for futures variation margin	—	181,294	—	—
Total assets	446,144,250	3,189,967,359	1,116,494,535	529,014,486

Liabilities

Payable for collateral held by Fund	—	10,205,000	—	—
Payable for investments purchased	3,903,213	9,568,352	88,988	3,013,311
Payable for delayed delivery securities purchased	23,358,021	754,435,047	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	21,835,518	—	—
Payable for fund shares repurchased	—	2,661,630	—	424,336
Payable upon return of securities loaned (Note 2)	12,141,805	—	66,965,952	—
Written options, at value (Note 3)	—	6,732,323	—	—
Payable for sale commitments outstanding, at value (Note 2)	—	71,661,382	—	—
Swap contracts, at value (Note 3)	—	29,773,467	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	7,599	50,358	23,257	12,551
Trustees’ fees	159	620	284	235
Other liabilities and accrued expenses	50,565	365,151	75,527	78,001
Total liabilities	39,461,362	907,288,848	67,154,008	3,528,434

Net assets

Capital paid-in	$372,818,221	$2,232,467,398	$1,067,692,678	$503,850,574
Undistributed net investment income (loss)	2,167,329	33,268,569	11,144,734	7,012,347
Accumulated undistributed net realized gain (loss) on investments	3,889,334	(10,677,550)	(175,613,313)	7,069,757
Net unrealized appreciation (depreciation) on investments	27,808,004	27,620,094	146,116,428	7,553,374
Net assets	$406,682,888	$2,282,678,511	$1,049,340,527	$525,486,052
Investments in unaffiliated issuers, including repurchase agreements,
at cost	$400,193,023	$2,861,997,871	$900,180,242	$508,693,416
Investments in affiliated issuers, at cost	$12,140,151	—	$66,932,275	—
Foreign currency, at cost	—	$365,058	—	—
Proceeds received on sale commitments outstanding	—	$71,045,624	—	—
Premiums received on written options	—	$8,253,924	—	—
Net unamortized upfront payment on swaps	—	$5,449,716	—	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	$362,915,636	—	$67,281,875
Shares outstanding	—	25,721,736	—	5,386,775
Net asset value, offering price and redemption price per share	—	$14.11	—	$12.49

Class NAV
Net assets	$406,682,888	$1,919,762,875	$1,049,340,527	$458,204,177
Shares outstanding	38,403,367	136,484,274	106,620,055	36,704,699
Net asset value, offering price and redemption price per share	$10.59	$14.07	$9.84	$12.48

The accompanying notes are an integral part of the financial statements.	351

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2011

		Value &
	Value	Restructuring
Assets	Fund	Fund

Investments in unaffiliated issuers, at value	$160,146,635	$333,780,638
Investments in affiliated issuers, at value (Note 2)	—	40,635,729
Securities loaned, at value (Note 2)	—	40,551,237
Total investments, at value	160,146,635	414,967,604
Cash	—	4,931,378
Receivable for investments sold	834,006	127,371
Dividends and interest receivable	385,135	984,152
Receivable for securities lending income	—	8,341
Other assets	15	—
Total assets	161,365,791	421,018,846

Liabilities

Payable for investments purchased	—	111,615
Payable for fund shares repurchased	1,273,057	1,667,612
Payable upon return of securities loaned (Note 2)	—	40,645,534
Written options, at value (Note 3)	—	1,975
Payable to affiliates (Note 5)
Accounting and legal services fees	3,882	11,163
Trustees’ fees	38	172
Other liabilities and accrued expenses	48,712	59,428
Total liabilities	1,325,689	42,497,499

Net assets

Capital paid-in	$125,537,113	$343,071,638
Undistributed net investment income (loss)	1,109,375	4,931,103
Accumulated undistributed net realized gain (loss) on investments	8,568,358	(104,343,695)
Net unrealized appreciation (depreciation) on investments	24,825,256	134,862,301
Net assets	$160,040,102	$378,521,347
Investments in unaffiliated issuers, including repurchase agreements, at cost	$135,321,379	$239,491,045
Investments in affiliated issuers, at cost	—	$40,632,875
Premiums received on written options	—	$19,695

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class NAV
Net assets	$160,040,102	$378,521,347
Shares outstanding	17,084,719	34,934,762
Net asset value, offering price and redemption price per share	$9.37	$10.84

The accompanying notes are an integral part of the financial statements.	352

John Hancock Funds II

Statements of Operations — August 31, 2011

				Alpha
	Active Bond	All Cap	All Cap	Opportunities
Investment income	Fund	Core Fund	Value Fund	Fund

Interest	$60,455,438	$14,468	$1,328	$63,540
Dividends	276,001	11,013,378	8,262,277	17,285,260
Securities lending	47,927	187,468	121,000	1,097,841
Less foreign taxes withheld	—	—	(44,478)	(318,693)
Total investment income	60,779,366	11,215,314	8,340,127	18,127,948

Expenses

Investment management fees (Note 5)	6,951,843	4,876,562	4,362,995	13,751,944
Class 1 distribution and service fees (Note 5)	21,279	—	52,661	—
Accounting and legal services fees (Note 5)	153,473	83,331	73,310	186,659
Professional fees	74,144	44,743	42,043	61,716
Custodian fees	167,095	54,083	83,183	366,531
Trustees’ fees (Note 5)	9,318	5,451	4,545	11,901
Registration and filing fees	26,499	—	20,095	17,127
Other	16,622	8,405	10,408	16,619
Total expenses before reductions and amounts recaptured	7,420,273	5,072,575	4,649,240	14,412,497
Net expense reductions and amounts recaptured (Note 5)	(31,103)	(16,741)	(15,190)	(38,007)
Total expenses	7,389,170	5,055,834	4,634,050	14,374,490
Net investment income (loss)	53,390,196	6,159,480	3,706,077	3,753,458

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	20,208,737	80,385,770	37,842,993	179,240,465
Investments in affiliated issuers	779	(10,844)	(7,600)	(47,935)
Futures contracts	(553,308)	1,824,917	—	—
Written options	—	—	—	119,731
Swap contracts	71,403	—	—	—
Foreign currency transactions	315,661	—	76	(687,196)
	20,043,272	82,199,843	37,835,469	178,625,065

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(9,240,935)	14,562,730	13,893,927	(14,887,067)
Investments in affiliated issuers	36	(14,256)	(21,303)	(28,618)
Futures contracts	24,800	(87,355)	—	—
Written options	—	—	—	(23,222)
Translation of assets and liabilities in foreign currencies	(25,400)	—	(18)	(191,835)
	(9,241,499)	14,461,119	13,872,606	(15,130,742)
Net realized and unrealized gain (loss)	10,801,773	96,660,962	51,708,075	163,494,323

Increase (decrease) in net assets from operations	$64,191,969	$102,820,442	$55,414,152	$167,247,781

The accompanying notes are an integral part of the financial statements.	353

John Hancock Funds II

Statements of Operations — August 31, 2011

		Capital	Capital
	Blue Chip	Appreciation	Appreciation	Core Bond
Investment income	Growth Fund	Fund	Value Fund[1]	Fund

Interest	$29,071	$198,983	$1,359,604	$19,993,265
Dividends	19,421,256	15,132,431	3,643,572	—
Securities lending	237,712	449,291	13,358	1,924
Less foreign taxes withheld	(9,885)	(133,484)	(51,106)	(1,107)
Total investment income	19,678,154	15,647,221	4,965,428	19,994,082

Expenses

Investment management fees (Note 5)	18,084,489	13,046,248	1,997,891	3,534,418
Class 1 distribution and service fees (Note 5)	249,767	190,344	—	6,690
Accounting and legal services fees (Note 5)	306,947	246,206	29,674	80,671
Professional fees	64,240	62,518	41,536	59,238
Custodian fees	199,325	242,284	44,226	89,224
Trustees’ fees (Note 5)	19,428	15,707	1,600	5,162
Registration and filing fees	—	—	44,565	237
Other	22,953	19,066	3,693	10,600
Total expenses before reductions and amounts recaptured	18,947,149	13,822,373	2,163,185	3,786,240
Net expense reductions and amounts recaptured (Note 5)	(751,265)	(49,623)	(92,083)	(15,838)
Total expenses	18,195,884	13,772,750	2,071,102	3,770,402
Net investment income (loss)	1,482,270	1,874,471	2,894,326	16,223,680

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	90,177,736	64,507,792	(1,319,990)	19,524,876
Investments in affiliated issuers	(22,827)	(10,522)	114	250
Capital gain distributions received from unaffiliated underlying funds	—	—	—	163
Foreign currency transactions	4,955	(97,747)	26,497	—
	90,159,864	64,399,523	(1,293,379)	19,525,289

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	396,755,866	315,855,918	(17,131,317)	(6,126,378)
Investments in affiliated issuers	(67,652)	(65,004)	(24)	(46)
Translation of assets and liabilities in foreign currencies	(289)	4,627	206	—
	396,687,925	315,795,541	(17,131,135)	(6,126,424)
Net realized and unrealized gain (loss)	486,847,789	380,195,064	(18,424,514)	13,398,865

Increase (decrease) in net assets from operations	$488,330,059	$382,069,535	($15,530,188)	$29,622,545

1 Period from 1-6-11 (inception date) to 8-31-11.

The accompanying notes are an integral part of the financial statements.	354

John Hancock Funds II

Statements of Operations — August 31, 2011

	Core
	Diversified	Core
	Growth &	Fundamental	Core Global	Emerging
	Income	Holdings	Diversification	Markets Debt
Investment income	Portfolio	Portfolio	Portfolio	Fund

Interest	—	—	—	$1,148,338
Dividends	$350,731	$162,393	$313,247	2,617
Income distributions received from affiliated underlying funds	252,818	131,921	370,233	—
Less foreign taxes withheld	—	—	—	(5,191)
Total investment income	603,549	294,314	683,480	1,145,764

Expenses

Investment management fees (Note 5)	11,727	5,414	12,558	115,947
Class A distribution and service fees (Note 5)	—	—	—	38,386
Class 1 distribution and service fees (Note 5)	13,843	6,391	14,824	—
Transfer agent fees (Note 5)	—	—	—	23,881
Accounting and legal services fees (Note 5)	3,651	1,695	3,908	2,130
State registration fees (Note 5)	—	—	—	687
Professional fees	24,616	24,042	24,594	63,445
Custodian fees	12,023	12,023	12,023	13,990
Trustees’ fees (Note 5)	236	113	252	127
Registration and filing fees	3,590	3,510	3,458	16,998
Other	3,270	3,406	3,045	2,685
Total expenses before reductions and amounts recaptured	72,956	56,594	74,662	278,276
Net expense reductions and amounts recaptured (Note 5)	(39,081)	(40,954)	(38,386)	(77,584)
Total expenses	33,875	15,640	36,276	200,692
Net investment income (loss)	569,674	278,674	647,204	945,072

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(3,229)	48,600	14,661	527,128
Investments in affiliated issuers	(1,498)	47,939	3,168	—
Capital gain distributions received from unaffiliated underlying funds	159,908	100,082	207,231	—
Capital gain distributions received from affiliated underlying funds	40,339	25,265	52,350	—
Futures contracts	—	—	—	(47,026)
Foreign currency transactions	—	—	—	85,736
	195,520	221,886	277,410	565,838

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	1,044,468	425,622	663,747	(585,225)
Investments in affiliated issuers	894,246	356,492	613,730	—
Translation of assets and liabilities in foreign currencies	—	—	—	(28,889)
	1,938,714	782,114	1,277,477	(614,114)
Net realized and unrealized gain (loss)	2,134,234	1,004,000	1,554,887	(48,276)

Increase (decrease) in net assets from operations	$2,703,908	$1,282,674	$2,202,091	$896,796

The accompanying notes are an integral part of the financial statements.	355

John Hancock Funds II

Statements of Operations — August 31, 2011

			Global	Global
	Equity-Income	Fundamental	Agribusiness	Bond
Investment income	Fund	Value Fund	Fund	Fund

Interest	$121,925	$651,658	—	$27,751,165
Dividends	36,052,399	28,515,588	$37,247	5,768
Securities lending	374,601	219,336	—	—
Less foreign taxes withheld	(260,636)	(412,864)	(1,249)	—
Total investment income	36,288,289	28,973,718	35,998	27,756,933

Expenses

Investment management fees (Note 5)	11,015,635	12,112,167	24,965	6,235,014
Class A distribution and service fees (Note 5)	—	—	4,384	—
Class 1 distribution and service fees (Note 5)	105,493	—	—	38,901
Transfer agent fees (Note 5)	—	—	3,382	—
Accounting and legal services fees (Note 5)	186,560	211,920	391	118,753
State registration fees (Note 5)	—	—	486	—
Professional fees	54,030	52,672	46,672	112,349
Custodian fees	196,479	370,332	12,730	615,555
Trustees’ fees (Note 5)	11,617	13,598	18	7,575
Registration and filing fees	15,870	3,996	4,496	—
Other	17,028	19,277	5,289	12,781
Total expenses before reductions and amounts recaptured	11,602,712	12,783,962	102,813	7,140,928
Net expense reductions and amounts recaptured (Note 5)	(458,877)	(42,345)	(66,866)	(23,560)
Total expenses	11,143,835	12,741,617	35,947	7,117,368
Net investment income (loss)	25,144,454	16,232,101	51	20,639,565

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	32,089,394	48,415,357	63,530	1,745,865
Investments in affiliated issuers	(69,049)	(21,368)	—	—
Futures contracts	—	—	—	9,972,392
Written options	—	—	—	4,322,949
Swap contracts	—	—	—	(4,358,101)
Foreign currency transactions	49,670	(4,075)	(448)	50,141,692
	32,070,015	48,389,914	63,082	61,824,797

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	81,345,058	127,834,509	415,929	21,643,749
Investments in affiliated issuers	(4,586)	(696)	—	—
Futures contracts	—	—	—	309,951
Written options	—	—	—	3,077,945
Swap contracts	—	—	—	(5,017,811)
Translation of assets and liabilities in foreign currencies	1,918	(14,480)	12	(17,030,589)
	81,342,390	127,819,333	415,941	2,983,245
Net realized and unrealized gain (loss)	113,412,405	176,209,247	479,023	64,808,042

Increase (decrease) in net assets from operations	$138,556,859	$192,441,348	$479,074	$85,447,607

The accompanying notes are an integral part of the financial statements.	356

John Hancock Funds II

Statements of Operations — August 31, 2011

	Global
	Infrastructure	Global Real		High Income
Investment income	Fund	Estate Fund	Heritage Fund	Fund

Interest	—	$12,780	$1,076	$34,935,969
Dividends	$106,761	14,524,605	1,589,324	1,277,628
Securities lending	—	217,166	145,198	—
Less foreign taxes withheld	(9,250)	(931,349)	(586)	—
Total investment income	97,511	13,823,202	1,735,012	36,213,597

Expenses

Investment management fees (Note 5)	21,816	4,623,063	1,974,740	3,336,295
Class A distribution and service fees (Note 5)	3,831	—	—	—
Transfer agent fees (Note 5)	2,954	—	—	—
Accounting and legal services fees (Note 5)	343	67,950	31,129	65,759
State registration fees (Note 5)	486	—	—	—
Professional fees	46,667	63,821	38,420	72,565
Custodian fees	11,660	405,223	43,370	63,649
Trustees’ fees (Note 5)	15	4,353	2,142	4,442
Registration and filing fees	3,904	5,202	3,664	3,928
Other	5,286	15,932	8,213	10,346
Total expenses before reductions and amounts recaptured	96,962	5,185,544	2,101,678	3,556,984
Net expense reductions and amounts recaptured (Note 5)	(65,551)	(13,586)	(6,104)	(12,463)
Total expenses	31,411	5,171,958	2,095,574	3,544,521
Net investment income (loss)	66,100	8,651,244	(360,562)	32,669,076

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	6,451	39,211,409	42,154,823	6,184,976
Investments in affiliated issuers	—	(7,520)	(1,802)	2,080,895
Futures contracts	—	—	(159,221)	—
Foreign currency transactions	(386)	(76,101)	(140,928)	(221,506)
	6,065	39,127,788	41,852,872	8,044,365

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	249,916	12,534,349	16,037,081	(9,258,003)
Investments in affiliated issuers	—	(9,781)	(17,221)	(7,485,162)
Futures contracts	—	—	16,507	—
Translation of assets and liabilities in foreign currencies	198	24,063	(14,584)	(69,452)
	250,114	12,548,631	16,021,783	(16,812,617)
Net realized and unrealized gain (loss)	256,179	51,676,419	57,874,655	(8,768,252)

Increase (decrease) in net assets from operations	$322,279	$60,327,663	$57,514,093	$23,900,824

The accompanying notes are an integral part of the financial statements.	357

John Hancock Funds II

Statements of Operations — August 31, 2011

			International	International
	High Yield	Index 500	Equity Index	Growth Stock
Investment income	Fund	Fund	Fund	Fund[1]

Interest	$75,766,886	$48,475	$32,521	$26,323
Dividends	2,140,343	43,749,147	14,740,223	5,232,345
Securities lending	37,386	258,427	413,759	—
Less foreign taxes withheld	(32,093)	—	(1,285,001)	(365,007)
Total investment income	77,912,522	44,056,049	13,901,502	4,893,661

Expenses

Investment management fees (Note 5)	6,227,756	10,268,050	2,488,358	1,467,991
Class 1 distribution and service fees (Note 5)	96,118	—	—	—
Accounting and legal services fees (Note 5)	125,028	292,579	61,695	22,340
Professional fees	77,885	60,964	48,316	43,436
Custodian fees	185,678	12,023	18,023	187,502
Trustees’ fees (Note 5)	8,226	19,229	4,043	1,192
Registration and filing fees	3,761	39,732	6,635	23,122
Other	20,997	26,141	9,083	3,643
Total expenses before reductions and amounts recaptured	6,745,449	10,718,718	2,636,153	1,749,226
Net expense reductions and amounts recaptured (Note 5)	(24,911)	(59,901)	(12,516)	(4,962)
Total expenses	6,720,538	10,658,817	2,623,637	1,744,264
Net investment income (loss)	71,191,984	33,397,232	11,277,865	3,149,397

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	33,700,895	12,271,202	(1,775,353)	(723,743)
Investments in affiliated issuers	(3,033)	(52,277)	(3,632)	—
Capital gain distributions received from unaffiliated underlying funds	—	—	—	111
Futures contracts	(1,752,811)	2,829,452	813,530	—
Foreign currency transactions	(71,235)	—	2,564,274	(65,242)
	31,873,816	15,048,377	1,598,819	(788,874)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(33,184,760)	239,904,734	23,563,744	(4,451,104)
Investments in affiliated issuers	(1,198)	(15,706)	(4,730)	—
Futures contracts	(166,312)	(469,265)	(377,249)	—
Translation of assets and liabilities in foreign currencies	(670,232)	—	(196,902)	14,325
	(34,022,502)	239,419,763	22,984,863	(4,436,779)
Net realized and unrealized gain (loss)	(2,148,686)	254,468,140	24,583,682	(5,225,653)

Increase (decrease) in net assets from operations	$69,043,298	$287,865,372	$35,861,547	($2,076,256)

1 Period from 9-16-10 (inception date) to 8-31-11.

The accompanying notes are an integral part of the financial statements.	358

John Hancock Funds II

Statements of Operations — August 31, 2011

			International
	International	International	Small
	Opportunities	Small Cap	Company	International
Investment income	Fund	Fund	Fund	Value Fund

Interest	$2,821	$33,006	$3,474	$33,844
Dividends	11,993,528	8,917,746	5,672,092	45,456,060
Securities lending	—	209,163	198,890	1,980,028
Less foreign taxes withheld	(1,172,573)	(685,754)	(411,006)	(4,394,814)
Total investment income	10,823,776	8,474,161	5,463,450	43,075,118

Expenses

Investment management fees (Note 5)	6,591,664	3,432,250	1,921,376	10,239,514
Class 1 distribution and service fees (Note 5)	44,851	71,515	—	145,443
Accounting and legal services fees (Note 5)	101,066	45,437	26,831	171,333
Professional fees	53,965	43,861	45,815	55,932
Custodian fees	512,393	376,832	206,778	1,226,259
Trustees’ fees (Note 5)	6,696	2,877	1,696	11,090
Registration and filing fees	—	3,362	651	—
Other	13,664	8,837	7,596	13,970
Total expenses before reductions and amounts recaptured	7,324,299	3,984,971	2,210,743	11,863,541
Net expense reductions and amounts recaptured (Note 5)	(19,481)	(22,861)	(5,376)	(156,286)
Total expenses	7,304,818	3,962,110	2,205,367	11,707,255
Net investment income (loss)	3,518,958	4,512,051	3,258,083	31,367,863

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	115,387,390	10,560,032	7,906,208	34,210,055
Investments in affiliated issuers	—	(4,242)	(644)	(593)
Foreign currency transactions	(4,373,214)	111,900	37,818	187,384
	111,014,176	10,667,690	7,943,382	34,396,846

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(31,670,637)	14,618,399	16,549,085	50,884,293
Investments in affiliated issuers	—	(2,862)	(1,906)	(9,834)
Translation of assets and liabilities in foreign currencies	(1,777,310)	2,613	3,857	43,264
	(33,447,947)	14,618,150	16,551,036	50,917,723
Net realized and unrealized gain (loss)	77,566,229	25,285,840	24,494,418	85,314,569

Increase (decrease) in net assets from operations	$81,085,187	$29,797,891	$27,752,501	$116,682,432

The accompanying notes are an integral part of the financial statements.	359

John Hancock Funds II

Statements of Operations — August 31, 2011

	Investment			Mid Cap
	Quality Bond	Large Cap	Lifecycle 2050	Growth Index
Investment income	Fund	Fund	Portfolio[1]	Fund

Interest	$16,920,712	$27,646	—	$1,213
Dividends	—	5,417,125	—	519,899
Securities lending	6,228	62,948	—	30,953
Income distributions received from affiliated underlying funds	—	—	$1,275	—
Less foreign taxes withheld	—	(1,502)	—	(362)
Total investment income	16,926,940	5,506,217	1,275	551,703

Expenses

Investment management fees (Note 5)	2,533,149	2,370,919	498	389,546
Class 1 distribution and service fees (Note 5)	35,453	22,402	415	7,666
Accounting and legal services fees (Note 5)	57,913	42,187	78	9,880
Professional fees	72,955	38,821	33,888	34,946
Custodian fees	76,796	33,748	4,090	12,023
Trustees’ fees (Note 5)	3,451	2,685	2	478
Registration and filing fees	9,217	2,804	1,938	2,636
Other	8,220	8,565	359	4,059
Total expenses before reductions and amounts recaptured	2,797,154	2,522,131	41,268	461,234
Net expense reductions and amounts recaptured (Note 5)	(11,584)	(8,295)	(39,939)	(10,035)
Total expenses	2,785,570	2,513,836	1,329	451,199
Net investment income (loss)	14,141,370	2,992,381	(54)	100,504

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	8,677,808	27,927,419	—	2,912,877
Investments in affiliated issuers	(468)	(4,662)	(2,159)	(3,387)
Futures contracts	201,436	141,538	—	242,703
Swap contracts	983,371	—	—	—
Foreign currency transactions	(1,095,012)	—	—	—
	8,767,135	28,064,295	(2,159)	3,152,193

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(5,654,159)	11,558,757	—	6,287,979
Investments in affiliated issuers	(878)	(5,943)	(354,331)	(1,343)
Futures contracts	(230,936)	—	—	103,680
Swap contracts	(412,533)	—	—	—
Translation of assets and liabilities in foreign currencies	285,062	—	—	—
	(6,013,444)	11,552,814	(354,331)	6,390,316
Net realized and unrealized gain (loss)	2,753,691	39,617,109	(356,490)	9,542,509

Increase (decrease) in net assets from operations	$16,895,061	$42,609,490	($356,544)	$9,643,013

1 Period from 4-29-11 (inception date) to 8-31-11.

The accompanying notes are an integral part of the financial statements.	360

John Hancock Funds II

Statements of Operations — August 31, 2011

			Mid Cap	Mid Cap
	Mid Cap	Mid Cap	Value Equity	Value Index
Investment income	Index Fund	Stock Fund	Fund	Fund

Interest	$95,178	$31,412	$12,857	$1,492
Dividends	4,486,756	5,321,014	2,701,603	1,534,690
Securities lending	204,267	705,133	81,368	21,971
Less foreign taxes withheld	—	(125,388)	(16,870)	—
Total investment income	4,786,201	5,932,171	2,778,958	1,558,153

Expenses

Investment management fees (Note 5)	1,611,632	8,315,999	1,568,924	376,613
Class 1 distribution and service fees (Note 5)	—	182,603	—	6,565
Accounting and legal services fees (Note 5)	44,899	133,750	24,217	9,566
Professional fees	39,418	47,350	37,318	34,902
Custodian fees	12,690	247,830	31,379	12,023
Trustees’ fees (Note 5)	3,010	8,549	1,620	467
Registration and filing fees	14,469	3,581	3,654	2,538
Other	8,693	14,822	6,863	3,908
Total expenses before reductions and amounts recaptured	1,734,811	8,954,484	1,673,975	446,582
Net expense reductions and amounts recaptured (Note 5)	(9,291)	(26,458)	(4,752)	(11,427)
Total expenses	1,725,520	8,928,026	1,669,223	435,155
Net investment income (loss)	3,060,681	(2,995,855)	1,109,735	1,122,998

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	28,428,474	174,600,009	23,652,457	909,305
Investments in affiliated issuers	6,037	(23,868)	(2,660)	(1,946)
Futures contracts	636,709	—	—	430,114
Foreign currency transactions	—	(1,569,971)	(539)	—
	29,071,220	173,006,170	23,649,258	1,337,473

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	13,442,453	26,937,940	5,702,257	2,400,435
Investments in affiliated issuers	(31,426)	(68,066)	(11,076)	(1,541)
Futures contracts	(1,275,218)	—	—	41,160
Translation of assets and liabilities in foreign currencies	—	29,618	691	—
	12,135,809	26,899,492	5,691,872	2,440,054
Net realized and unrealized gain (loss)	41,207,029	199,905,662	29,341,130	3,777,527

Increase (decrease) in net assets from operations	$44,267,710	$196,909,807	$30,450,865	$4,900,525

The accompanying notes are an integral part of the financial statements.	361

John Hancock Funds II

Statements of Operations — August 31, 2011

	Mid Value	Mutual	Optimized	Real Estate
Investment income	Fund	Shares Fund[1]	Value Fund	Equity Fund

Interest	$309,822	$305,903	$695	$166,182
Dividends	7,369,742	8,220,720	8,615,108	5,613,008
Securities lending	594,918	127,141	—	124,494
Less foreign taxes withheld	(36,208)	(308,112)	(112,757)	—
Total investment income	8,238,274	8,345,652	8,503,046	5,903,684

Expenses

Investment management fees (Note 5)	4,797,289	3,164,088	2,579,494	2,917,060
Class 1 distribution and service fees (Note 5)	—	—	24,014	—
Accounting and legal services fees (Note 5)	63,935	42,945	49,554	45,523
Professional fees	46,111	55,758	41,939	40,975
Custodian fees	80,477	152,766	14,281	41,214
Trustees’ fees (Note 5)	4,145	2,330	3,171	3,017
Registration and filing fees	—	35,957	3,861	2,705
Other	8,997	4,036	9,124	8,141
Total expenses before reductions and amounts recaptured	5,000,954	3,457,880	2,725,438	3,058,635
Net expense reductions and amounts recaptured (Note 5)	(250,398)	(9,209)	(10,301)	(135,151)
Total expenses	4,750,556	3,448,671	2,715,137	2,923,484
Net investment income (loss)	3,487,718	4,896,981	5,787,909	2,980,200

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	55,031,923	5,408,334	13,235,481	72,986,230
Investments in affiliated issuers	(17,129)	(3,605)	—	(11,312)
Foreign currency transactions	778	(4,779,099)	(4,702)	—
	55,015,572	625,630	13,230,779	72,974,918

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	7,841,410	(10,355,921)	(3,065,208)	(5,644,497)
Investments in affiliated issuers	(32,918)	—	—	(23,083)
Translation of assets and liabilities in foreign currencies	—	269,876	—	—
	7,808,492	(10,086,045)	(3,065,208)	(5,667,580)
Net realized and unrealized gain (loss)	62,824,064	(9,460,415)	10,165,571	67,307,338

Increase (decrease) in net assets from operations	$66,311,782	($4,563,434)	$15,953,480	$70,287,538

1 Period from 9-16-10 (inception date) to 8-31-11.

The accompanying notes are an integral part of the financial statements.	362

John Hancock Funds II

Statements of Operations — August 31, 2011

	Real Estate
	Securities	Real Return	Retirement	Retirement
Investment income	Fund	Bond Fund	2010 Portfolio	2015 Portfolio

Interest	$599,105	$34,036,513	—	—
Dividends	7,824,661	37,500	—	—
Securities lending	203,553	—	—	—
Income distributions received from affiliated underlying funds	—	—	$540,659	$490,079
Less foreign taxes withheld	(11,103)	(8)	—	—
Total investment income	8,616,216	34,074,005	540,659	490,079

Expenses

Investment management fees (Note 5)	3,004,943	5,887,361	10,887	12,400
Class 1 distribution and service fees (Note 5)	214,639	50,432	9,073	10,333
Accounting and legal services fees (Note 5)	56,430	114,039	2,088	2,319
Professional fees	40,292	94,541	38,311	38,348
Custodian fees	67,456	191,830	12,023	12,023
Trustees’ fees (Note 5)	3,663	7,985	63	69
Registration and filing fees	—	3,786	7,073	8,308
Other	7,000	18,425	1,018	1,017
Total expenses before reductions and amounts recaptured	3,394,423	6,368,399	80,536	84,817
Net expense reductions and amounts recaptured (Note 5)	(11,519)	(21,843)	(51,502)	(51,751)
Total expenses	3,382,904	6,346,556	29,034	33,066
Net investment income (loss)	5,233,312	27,727,449	511,625	457,013

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	39,206,710	75,225,892	—	—
Investments in affiliated issuers	(19,104)	—	(229,036)	(131,755)
Capital gain distributions received from unaffiliated underlying funds	—	—	39,001	47,012
Futures contracts	—	1,973,290	—	—
Written options	—	2,508,456	—	—
Swap contracts	—	(8,639,887)	—	—
Foreign currency transactions	—	(4,194,726)	—	—
	39,187,606	66,873,025	(190,035)	(84,743)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	24,250,634	(24,730,517)	—	—
Investments in affiliated issuers	(33,194)	—	1,184,909	439,325
Futures contracts	—	741,999	—	—
Written options	—	2,908,068	—	—
Swap contracts	—	1,399,169	—	—
Translation of assets and liabilities in foreign currencies	—	(788,167)	—	—
	24,217,440	(20,469,448)	1,184,909	439,325
Net realized and unrealized gain (loss)	63,405,046	46,403,577	994,874	354,582

Increase (decrease) in net assets from operations	$68,638,358	$74,131,026	$1,506,499	$811,595

The accompanying notes are an integral part of the financial statements.	363

John Hancock Funds II

Statements of Operations — August 31, 2011

	Retirement	Retirement	Retirement	Retirement
Investment income	2020 Portfolio	2025 Portfolio	2030 Portfolio	2035 Portfolio

Income distributions received from affiliated underlying funds	$549,978	$491,237	$281,925	$188,585
Total investment income	549,978	491,237	281,925	188,585

Expenses

Investment management fees (Note 5)	18,765	21,748	16,236	12,892
Class 1 distribution and service fees (Note 5)	15,637	18,124	13,530	10,744
Accounting and legal services fees (Note 5)	3,556	4,072	3,050	2,435
Professional fees	38,484	38,556	38,543	38,253
Custodian fees	12,023	12,023	12,023	12,023
Trustees’ fees (Note 5)	109	126	94	74
Registration and filing fees	10,884	12,236	10,039	8,815
Other	1,031	1,037	1,027	1,019
Total expenses before reductions and amounts recaptured	100,489	107,922	94,542	86,255
Net expense reductions and amounts recaptured (Note 5)	(50,449)	(49,926)	(51,245)	(51,876)
Total expenses	50,040	57,996	43,297	34,379
Net investment income (loss)	499,938	433,241	238,628	154,206

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated issuers	(171,004)	(60,156)	(56,338)	(54,435)
Capital gain distributions received from unaffiliated underlying funds	41,842	48,821	24,553	16,879
	(129,162)	(11,335)	(31,785)	(37,556)

Change in net unrealized appreciation (depreciation) of
Investments in affiliated issuers	(1,206,908)	(3,100,134)	(3,242,746)	(2,909,506)
	(1,206,908)	(3,100,134)	(3,242,746)	(2,909,506)
Net realized and unrealized gain (loss)	(1,336,070)	(3,111,469)	(3,274,531)	(2,947,062)

Increase (decrease) in net assets from operations	($836,132)	($2,678,228)	($3,035,903)	($2,792,856)

The accompanying notes are an integral part of the financial statements.	364

John Hancock Funds II

Statements of Operations — August 31, 2011

				Short Term
	Retirement	Retirement	Retirement	Government
Investment income	2040 Portfolio	2045 Portfolio	2050 Portfolio[1]	Income Fund

Interest	—	—	—	$2,340,032
Securities lending	—	—	—	586
Income distributions received from affiliated underlying funds	$98,431	$94,336	$841	—
Total investment income	98,431	94,336	841	2,340,618

Expenses

Investment management fees (Note 5)	8,283	8,061	608	737,703
Class 1 distribution and service fees (Note 5)	6,903	6,718	507	—
Accounting and legal services fees (Note 5)	1,545	1,521	99	17,463
Professional fees	38,210	38,204	35,996	59,667
Custodian fees	12,023	12,023	4,090	24,765
Trustees’ fees (Note 5)	45	45	2	1,188
Registration and filing fees	7,031	6,721	2,381	—
Other	1,009	1,011	358	4,439
Total expenses before reductions and amounts recaptured	75,049	74,304	44,041	845,225
Net expense reductions and amounts recaptured (Note 5)	(52,960)	(52,807)	(42,419)	(4,676)
Total expenses	22,089	21,497	1,622	840,549
Net investment income (loss)	76,342	72,839	(781)	1,500,069

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	—	—	—	937,163
Investments in affiliated issuers	(54,199)	(38,407)	—	—
Capital gain distributions received from unaffiliated underlying funds	7,086	5,716	—	—
	(47,113)	(32,691)	—	937,163

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	—	—	357,100
Investments in affiliated issuers	(2,022,126)	(2,024,001)	(368,989)	—
	(2,022,126)	(2,024,001)	(368,989)	357,100
Net realized and unrealized gain (loss)	(2,069,239)	(2,056,692)	(368,989)	1,294,263

Increase (decrease) in net assets from operations	($1,992,897)	($1,983,853)	($369,770)	$2,794,332

1 Period from 4-29-11 (inception date) to 8-31-11.

The accompanying notes are an integral part of the financial statements.	365

John Hancock Funds II

Statements of Operations — August 31, 2011

			Small Cap
	Small Cap	Small Cap	Opportunities	Small Cap
Investment income	Growth Fund	Index Fund	Fund	Value Fund

Interest	$5,152	$20,412	$131,688	$7,152
Dividends	678,516	1,064,766	1,944,395	2,721,910
Securities lending	180,026	100,771	94,917	23,257
Less foreign taxes withheld	(3,245)	(337)	(4,369)	—
Total investment income	860,449	1,185,612	2,166,631	2,752,319

Expenses

Investment management fees (Note 5)	1,931,047	427,379	1,919,128	1,675,137
Class 1 distribution and service fees (Note 5)	—	—	32,627	—
Accounting and legal services fees (Note 5)	24,358	11,878	25,731	21,162
Professional fees	42,529	35,675	37,454	42,318
Custodian fees	32,261	12,023	41,131	29,310
Trustees’ fees (Note 5)	1,578	811	1,607	1,346
Registration and filing fees	3,184	3,992	1,472	2,923
Other	6,192	5,553	7,298	6,248
Total expenses before reductions and amounts recaptured	2,041,149	497,311	2,066,448	1,778,444
Net expense reductions and amounts recaptured (Note 5)	(4,834)	(4,758)	(169,639)	(308)
Total expenses	2,036,315	492,553	1,896,809	1,778,136
Net investment income (loss)	(1,175,866)	693,059	269,822	974,183

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	36,302,727	7,737,810	24,173,893	10,751,608
Investments in affiliated issuers	(3,651)	(1,363)	(4,164)	(1,730)
Futures contracts	—	54,827	—	—
Foreign currency transactions	—	1,595	(146)	—
	36,299,076	7,792,869	24,169,583	10,749,878

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	6,108,821	6,437,516	15,120,810	15,896,360
Investments in affiliated issuers	(2,363)	(3,594)	(6,869)	(1,409)
Futures contracts	—	403,045	—	—
Translation of assets and liabilities in foreign currencies	—	203	—	—
	6,106,458	6,837,170	15,113,941	15,894,951
Net realized and unrealized gain (loss)	42,405,534	14,630,039	39,283,524	26,644,829

Increase (decrease) in net assets from operations	$41,229,668	$15,323,098	$39,553,346	$27,619,012

The accompanying notes are an integral part of the financial statements.	366

John Hancock Funds II

Statements of Operations — August 31, 2011

	Small	Small	Smaller
	Company	Company	Company	Spectrum
Investment income	Growth Fund	Value Fund	Growth Fund	Income Fund

Interest	$11,532	$16,606	$1,529	$43,204,241
Dividends	815,916	6,005,514	551,091	3,848,665
Securities lending	64,712	253,420	108,252	55,655
Less foreign taxes withheld	(4,521)	(7,495)	(2,547)	(53,943)
Total investment income	887,639	6,268,045	658,325	47,054,618

Expenses

Investment management fees (Note 5)	1,410,521	4,318,824	1,487,772	7,216,455
Class 1 distribution and service fees (Note 5)	—	61,267	—	—
Accounting and legal services fees (Note 5)	18,758	56,284	18,679	130,434
Professional fees	36,884	40,015	41,713	79,924
Custodian fees	25,260	67,454	29,337	367,816
Trustees’ fees (Note 5)	1,255	3,633	1,277	8,578
Registration and filing fees	3,670	4,601	3,571	14,794
Other	6,927	9,682	6,174	14,268
Total expenses before reductions and amounts recaptured	1,503,275	4,561,760	1,588,523	7,832,269
Net expense reductions and amounts recaptured (Note 5)	(3,713)	(229,904)	(173,867)	(275,292)
Total expenses	1,499,562	4,331,856	1,414,656	7,556,977
Net investment income (loss)	(611,923)	1,936,189	(756,331)	39,497,641

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	24,365,081	23,127,661	28,373,190	22,992,807
Investments in affiliated issuers	3,024	(10,922)	(5,129)	(10,384)
Futures contracts	—	—	188,803	(1,485,126)
Swap contracts	—	—	—	(214,653)
Foreign currency transactions	294	(1,281)	50	3,662,017
	24,368,399	23,115,458	28,556,914	24,944,661

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	8,047,901	55,821,994	3,088,610	(1,906,137)
Investments in affiliated issuers	(15,585)	(35,291)	(4,019)	315
Futures contracts	—	—	(54,269)	(38,837)
Swap contracts	—	—	—	(96)
Translation of assets and liabilities in foreign currencies	—	—	—	442,410
	8,032,316	55,786,703	3,030,322	(1,502,345)
Net realized and unrealized gain (loss)	32,400,715	78,902,161	31,587,236	23,442,316

Increase (decrease) in net assets from operations	$31,788,792	$80,838,350	$30,830,905	$62,939,957

The accompanying notes are an integral part of the financial statements.	367

John Hancock Funds II

Statements of Operations — August 31, 2011

			U.S. Equity
			Fund
			(formerly U.S.	U.S. High
	Total Bond	Total Return	Multi-Sector	Yield Bond
Investment income	Market Fund	Fund	Fund)	Fund

Interest	$15,715,817	$63,148,553	$92,813	$50,064,574
Dividends	—	4,192,664	23,686,427	32,094
Securities lending	9,072	—	295,326	431
Less foreign taxes withheld	—	(2,468)	(99)	—
Total investment income	15,724,889	67,338,749	24,074,467	50,097,099

Expenses

Investment management fees (Note 5)	1,986,433	15,809,877	8,076,775	4,602,470
Class 1 distribution and service fees (Note 5)	—	176,476	—	31,612
Accounting and legal services fees (Note 5)	53,775	310,252	140,833	85,044
Professional fees	50,260	118,931	48,060	61,380
Custodian fees	12,023	674,815	141,405	90,195
Trustees’ fees (Note 5)	3,857	19,884	9,277	5,729
Registration and filing fees	1,450	13,609	2,748	3,747
Other	9,210	34,882	15,361	12,204
Total expenses before reductions and amounts recaptured	2,117,008	17,158,726	8,434,459	4,892,381
Net expense reductions and amounts recaptured (Note 5)	(10,488)	(61,715)	(28,257)	(16,421)
Total expenses	2,106,520	17,097,011	8,406,202	4,875,960
Net investment income (loss)	13,618,369	50,241,738	15,668,265	45,221,139

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	9,229,119	15,448,409	52,665,589	28,118,667
Investments in affiliated issuers	(1,653)	—	(15,599)	—
Futures contracts	—	11,503,906	401,709	—
Written options	—	2,481,639	—	—
Swap contracts	—	(7,704,474)	—	—
Foreign currency transactions	—	12,171,068	(1,817)	—
	9,227,466	33,900,548	53,049,882	28,118,667

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(10,307,491)	(12,857,860)	111,350,968	(26,187,067)
Investments in affiliated issuers	(2,087)	—	(9,737)	(103)
Futures contracts	—	11,376,860	102,373	—
Written options	—	3,502,264	—	—
Swap contracts	—	(16,442,010)	—	—
Translation of assets and liabilities in foreign currencies	—	(11,011,010)	1,813	—
	(10,309,578)	(25,431,756)	111,445,417	(26,187,170)
Net realized and unrealized gain (loss)	(1,082,112)	8,468,792	164,495,299	1,931,497

Increase (decrease) in net assets from operations	$12,536,257	$58,710,530	$180,163,564	$47,152,636

The accompanying notes are an integral part of the financial statements.	368

John Hancock Funds II

Statements of Operations — August 31, 2011

		Value &
		Restructuring
Investment income	Value Fund	Fund

Interest	$19,803	$118,292
Dividends	3,040,879	12,367,768
Securities lending	—	156,759
Less foreign taxes withheld	—	(127,743)
Total investment income	3,060,682	12,515,076

Expenses

Investment management fees (Note 5)	1,349,303	4,759,941
Accounting and legal services fees (Note 5)	24,406	78,813
Professional fees	41,348	45,269
Custodian fees	32,835	74,245
Trustees’ fees (Note 5)	1,578	5,320
Registration and filing fees	4,237	282
Other	6,565	12,853
Total expenses before reductions and amounts recaptured	1,460,272	4,976,723
Net expense reductions and amounts recaptured (Note 5)	(4,865)	(15,330)
Total expenses	1,455,407	4,961,393
Net investment income (loss)	1,605,275	7,553,683

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	11,624,060	74,528,410
Investments in affiliated issuers	—	(1,645)
Capital gain distributions received from unaffiliated underlying funds	92	—
Futures contracts	339,662	—
Written options	—	(122,507)
Foreign currency transactions	—	(10,962)
	11,963,814	74,393,296

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	12,408,672	35,592,380
Investments in affiliated issuers	—	(19,850)
Written options	—	(1,015,731)
Translation of assets and liabilities in foreign currencies	—	545
	12,408,672	34,557,344
Net realized and unrealized gain (loss)	24,372,486	108,950,640

Increase (decrease) in net assets from operations	$25,977,761	$116,504,323

The accompanying notes are an integral part of the financial statements.	369

John Hancock Funds II

Statements of Changes in Net Assets

	Active Bond Fund		All Cap Core Fund		All Cap Value Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$53,390,196	$35,563,291	$6,159,480	$5,239,542	$3,706,077	$1,169,196
Net realized gain (loss)	20,043,272	7,149,820	82,199,843	47,636,602	37,835,469	38,118,902
Change in net unrealized appreciation (depreciation)	(9,241,499)	55,585,688	14,461,119	(51,204,340)	13,872,606	(21,331,544)
Increase (decrease) in net assets resulting from
operations	64,191,969	98,298,799	102,820,442	1,671,804	55,414,152	17,956,554
Distributions to shareholders
From net investment income
Class 1	(1,969,822)	(1,973,081)	—	—	(406,148)	(261,582)
Class NAV	(51,541,057)	(33,421,644)	(5,534,351)	(5,839,540)	(1,926,881)	(991,293)
From net realized gain
Class 1	(118,801)	—	—	—	(4,560,545)	—
Class NAV	(3,002,949)	—	—	—	(19,502,202)	—
Total distributions	(56,632,629)	(35,394,725)	(5,534,351)	(5,839,540)	(26,395,776)	(1,252,875)
From Fund share transactions (Note 6)	398,159,085	195,524,971	(12,063,803)	48,511,723	244,686,740	56,898,600
Total increase (decrease)	405,718,425	258,429,045	85,222,288	44,343,987	273,705,116	73,602,279

Net assets

Beginning of year	831,308,007	572,878,962	516,134,883	471,790,896	421,518,213	347,915,934
End of year	$1,237,026,432	$831,308,007	$601,357,171	$516,134,883	$695,223,329	$421,518,213

Undistributed net investment income (loss)	$10,914,523	$7,499,903	$4,014,961	$3,313,357	$1,868,162	$498,222

	Alpha Opportunities Fund		Blue Chip Growth Fund		Capital Appreciation Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$3,753,458	$2,264,817	$1,482,270	$814,753	$1,874,471	$2,848,219
Net realized gain (loss)	178,625,065	137,162,936	90,159,864	23,181,731	64,399,523	49,264,607
Change in net unrealized appreciation (depreciation)	(15,130,742)	(118,495,509)	396,687,925	30,265,504	315,795,541	(57,157,640)
Increase (decrease) in net assets resulting from
operations	167,247,781	20,932,244	488,330,059	54,261,988	382,069,535	(5,044,814)
Distributions to shareholders
From net investment income
Class 1	—	—	(75,198)	(432,630)	(348,747)	(288,944)
Class NAV	(3,769,419)	(3,676,398)	(1,039,288)	(1,942,437)	(1,928,816)	(3,136,340)
From net realized gain
Class NAV	(134,059,130)	(66,318,614)	—	—	—	—
Total distributions	(137,828,549)	(69,995,012)	(1,114,486)	(2,375,067)	(2,277,563)	(3,425,284)
From Fund share transactions (Note 6)	390,635,656	491,310,825	18,865,990	397,647,286	35,991,365	379,395,267
Total increase (decrease)	420,054,888	442,248,057	506,081,563	449,534,207	415,783,337	370,925,169

Net assets

Beginning of year	1,112,844,508	670,596,451	1,864,458,117	1,414,923,910	1,515,283,746	1,144,358,577
End of year	$1,532,899,396	$1,112,844,508	$2,370,539,680	$1,864,458,117	$1,931,067,083	$1,515,283,746

Undistributed net investment income (loss)	$1,049,796	$790,733	$491,803	—	$921,747	$1,422,919

The accompanying notes are an integral part of the financial statements.	370

John Hancock Funds II

Statements of Changes in Net Assets

	Capital
	Appreciation			Core Diversified Growth &
	Value Fund	Core Bond Fund		Income Portfolio
	Period ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11[1]	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$2,894,326	$16,223,680	$15,126,662	$569,674	$416,408
Net realized gain (loss)	(1,293,379)	19,525,289	29,631,961	195,520	715,208
Change in net unrealized appreciation
(depreciation)	(17,131,135)	(6,126,424)	3,463,907	1,938,714	(449,523)
Increase (decrease) in net assets resulting
from operations	(15,530,188)	29,622,545	48,222,530	2,703,908	682,093
Distributions to shareholders
From net investment income
Class 1	—	(452,401)	(443,812)	(462,491)	(340,744)
Class NAV	—	(20,603,765)	(17,692,398)	—	—
From net realized gain
Class 1	—	(577,656)	(83,670)	(857,384)	(62,472)
Class NAV	—	(26,451,012)	(3,027,045)	—	—
Total distributions	—	(48,084,834)	(21,246,925)	(1,319,875)	(403,216)
From Fund share transactions (Note 6)	448,991,245	14,551,897	130,158,472	4,305,641	10,982,497
Total increase (decrease)	433,461,057	(3,910,392)	157,134,077	5,689,674	11,261,374

Net assets

Beginning of year	—	578,380,689	421,246,612	22,787,379	11,526,005
End of year	$433,461,057	$574,470,297	$578,380,689	$28,477,053	$22,787,379

Undistributed net investment income (loss)	$3,451,860	$3,244,050	$2,895,140	$277,580	$170,406

	Core Fundamental		Core Global		Emerging Markets
	Holdings Portfolio		Diversification Portfolio		Debt Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10[2]

From operations
Net investment income (loss)	$278,674	$249,872	$647,204	$385,675	$945,072	$510,253
Net realized gain (loss)	221,886	532,844	277,410	695,937	565,838	47,960
Change in net unrealized appreciation (depreciation)	782,114	(250,022)	1,277,477	(679,126)	(614,114)	828,443
Increase (decrease) in net assets resulting from
operations	1,282,674	532,694	2,202,091	402,486	896,796	1,386,656
Distributions to shareholders
From net investment income
Class A	—	—	—	—	(826,293)	(452,224)
Class I	—	—	—	—	(221,489)	(120,500)
Class 1	(233,043)	(222,294)	(538,849)	(287,130)	—	—
From net realized gain
Class A	—	—	—	—	(83,520)	—
Class I	—	—	—	—	(20,880)	—
Class 1	(536,065)	(58,243)	(841,224)	(56,528)	—	—
Total distributions	(769,108)	(280,537)	(1,380,073)	(343,658)	(1,152,182)	(572,724)
From Fund share transactions (Note 6)	(241,732)	3,848,167	4,927,838	16,519,823	19,976	15,000,000
Total increase (decrease)	271,834	4,100,324	5,749,856	16,578,651	(235,410)	15,813,932

Net assets

Beginning of year	12,027,065	7,926,741	24,309,812	7,731,161	15,813,932	—
End of year	$12,298,899	$12,027,065	$30,059,668	$24,309,812	$15,578,522	$15,813,932

Undistributed net investment income (loss)	$144,904	$99,273	$267,908	$159,596	$86,072	$48,470

1 Period from 1-6-11 (inception date) to 8-31-11.

2 Period from 1-4-10 (inception date) to 8-31-10.

The accompanying notes are an integral part of the financial statements.	371

John Hancock Funds II

Statements of Changes in Net Assets

	Equity-Income Fund		Fundamental Value Fund		Global Agribusiness Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10[1]	8/31/11	8/31/10

From operations
Net investment income (loss)	$25,144,454	$17,176,429	$16,232,101	$10,620,739	$51	$21,886
Net realized gain (loss)	32,070,015	14,987,370	48,389,914	(51,329,684)	63,082	95,764
Change in net unrealized appreciation (depreciation)	81,342,390	(11,228,176)	127,819,333	109,541,395	415,941	29,646
Increase (decrease) in net assets resulting from
operations	138,556,859	20,935,623	192,441,348	68,832,450	479,074	147,296
Distributions to shareholders
From net investment income
Class A	—	—	—	—	(2,923)	(11,987)
Class I	—	—	—	—	(6,460)	(14,626)
Class 1	(2,465,568)	(2,722,683)	—	(800,100)	—	—
Class NAV	(16,945,130)	(13,892,855)	(17,266,770)	(11,591,001)	—	—
From net realized gain
Class A	—	—	—	—	(44,912)	(4,610)
Class I	—	—	—	—	(45,061)	(4,620)
Total distributions	(19,410,698)	(16,615,538)	(17,266,770)	(12,391,101)	(99,356)	(35,843)
From Fund share transactions (Note 6)	282,008,694	344,899,695	7,455,996	(108,338,440)	99,356	35,843
Total increase (decrease)	401,154,855	349,219,780	182,630,574	(51,897,091)	479,074	147,296

Net assets

Beginning of year	1,121,289,332	772,069,552	1,347,839,997	1,399,737,088	2,440,707	2,293,411
End of year	$1,522,444,187	$1,121,289,332	$1,530,470,571	$1,347,839,997	$2,919,781	$2,440,707

Undistributed net investment income (loss)	$18,303,669	$12,520,243	$5,123,494	$6,162,238	$6,057	$6,778

	Global Bond Fund		Global Infrastructure Fund		Global Real Estate Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$20,639,565	$17,445,851	$66,100	$58,916	$8,651,244	$6,423,167
Net realized gain (loss)	61,824,797	44,876,254	6,065	177,148	39,127,788	37,770,959
Change in net unrealized appreciation (depreciation)	2,983,245	26,000,650	250,114	(152,049)	12,548,631	(6,366,200)
Increase (decrease) in net assets resulting from
operations	85,447,607	88,322,755	322,279	84,015	60,327,663	37,827,926
Distributions to shareholders
From net investment income
Class A	—	—	(19,514)	(12,312)	—	—
Class I	—	—	(22,911)	(14,707)	—	—
Class 1	(4,180,633)	(5,497,480)	—	—	—	—
Class NAV	(45,203,206)	(54,530,728)	—	—	(18,000,655)	(12,096,501)
From net realized gain
Class A	—	—	(59,055)	—	—	—
Class I	—	—	(59,240)	—	—	—
Total distributions	(49,383,839)	(60,028,208)	(160,720)	(27,019)	(18,000,655)	(12,096,501)
From Fund share transactions (Note 6)	(2,064,956)	131,751,056	160,720	27,019	3,413,303	152,546,046
Total increase (decrease)	33,998,812	160,045,603	322,279	84,015	45,740,311	178,277,471

Net assets

Beginning of year	805,591,577	645,545,974	2,164,557	2,080,542	449,659,759	271,382,288
End of year	$839,590,389	$805,591,577	$2,486,836	$2,164,557	$495,400,070	$449,659,759

Undistributed net investment income (loss)	$63,420,545	$22,610,602	$67,522	$40,601	($4,758,002)	($1,397,534)

1 Class 1 shares were terminated on 5-7-10.

The accompanying notes are an integral part of the financial statements.	372

John Hancock Funds II

Statements of Changes in Net Assets

	Heritage Fund		High Income Fund		High Yield Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	($360,562)	($939,848)	$32,669,076	$49,095,101	$71,191,984	$94,557,591
Net realized gain (loss)	41,852,872	36,807,820	8,044,365	(13,908,229)	31,873,816	(21,152,393)
Change in net unrealized appreciation (depreciation)	16,021,783	(15,338,642)	(16,812,617)	113,429,765	(34,022,502)	130,083,060
Increase (decrease) in net assets resulting from
operations	57,514,093	20,529,330	23,900,824	148,616,637	69,043,298	203,488,258
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(12,135,482)	(7,242,355)
Class NAV	—	—	(33,212,344)	(58,474,637)	(61,627,078)	(99,722,018)
From net realized gain
Class NAV	(7,044,879)	—	—	—	—	—
Total distributions	(7,044,879)	—	(33,212,344)	(58,474,637)	(73,762,560)	(106,964,373)
From Fund share transactions (Note 6)	(98,885,444)	(28,364,311)	(154,438,677)	4,786,678	(96,382,024)	(70,360,937)
Total increase (decrease)	(48,416,230)	(7,834,981)	(163,750,197)	94,928,678	(101,101,286)	26,162,948

Net assets

Beginning of year	215,477,082	223,312,063	509,261,429	414,332,751	991,519,211	965,356,263
End of year	$167,060,852	$215,477,082	$345,511,232	$509,261,429	$890,417,925	$991,519,211

Undistributed net investment income (loss)	($1,623)	($48,311)	$5,277,567	$1,266,663	$13,668,547	$14,629,907

					International
			International Equity		Growth Stock
	Index 500 Fund			Index Fund	Fund
	Year ended	Year ended	Year ended	Year ended	Period ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11[1]

From operations
Net investment income (loss)	$33,397,232	$31,638,132	$11,277,865	$8,333,152	$3,149,397
Net realized gain (loss)	15,048,377	(19,499,677)	1,598,819	(12,469,222)	(788,874)
Change in net unrealized appreciation
(depreciation)	239,419,763	67,894,441	22,984,863	8,689,813	(4,436,779)
Increase (decrease) in net assets resulting
from operations	287,865,372	80,032,896	35,861,547	4,553,743	(2,076,256)
Distributions to shareholders
From net investment income
Class NAV	(31,475,841)	(37,125,883)	(9,972,458)	(12,540,484)	(126,586)
From net realized gain
Class NAV	—	—	—	—	(47,147)
Total distributions	(31,475,841)	(37,125,883)	(9,972,458)	(12,540,484)	(173,733)
From Fund share transactions (Note 6)	498,249,510	(81,641,227)	73,726,348	62,774,402	280,147,992
Total increase (decrease)	754,639,041	(38,734,214)	99,615,437	54,787,661	277,898,003

Net assets

Beginning of year	1,818,362,535	1,857,096,749	376,717,677	321,930,016	—
End of year	$2,573,001,576	$1,818,362,535	$476,333,114	$376,717,677	$277,898,003

Undistributed net investment income (loss)	$22,961,585	$21,142,330	$9,249,912	$4,994,109	$2,957,548

1 Period from 9-16-10 (inception date) to 8-31-11.

The accompanying notes are an integral part of the financial statements.	373

John Hancock Funds II

Statements of Changes in Net Assets

	International		International Small		International Small
	Opportunities Fund		Cap Fund		Company Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$3,518,958	$7,769,055	$4,512,051	$2,723,815	$3,258,083	$1,451,998
Net realized gain (loss)	111,014,176	33,926,537	10,667,690	1,102,647	7,943,382	2,924,629
Change in net unrealized appreciation (depreciation)	(33,447,947)	(40,646,019)	14,618,150	29,654,692	16,551,036	185,079
Increase (decrease) in net assets resulting from
operations	81,085,187	1,049,573	29,797,891	33,481,154	27,752,501	4,561,706
Distributions to shareholders
From net investment income
Class 1	(2,151,913)	(872,208)	(1,254,483)	(2,141,419)	—	—
Class NAV	(14,979,019)	(7,340,000)	(1,739,444)	(1,933,946)	(3,439,425)	(5,041,096)
Total distributions	(17,130,932)	(8,212,208)	(2,993,927)	(4,075,365)	(3,439,425)	(5,041,096)
From Fund share transactions (Note 6)	(262,819,142)	73,360,944	35,907	14,947,655	15,977,102	26,327,650
Total increase (decrease)	(198,864,887)	66,198,309	26,839,871	44,353,444	40,290,178	25,848,260

Net assets

Beginning of year	802,731,474	736,533,165	279,750,591	235,397,147	150,675,245	124,826,985
End of year	$603,866,587	$802,731,474	$306,590,462	$279,750,591	$190,965,423	$150,675,245

Undistributed net investment income (loss)	($11,825,540)	$5,348,379	$4,060,885	$2,427,067	$1,412,106	$557,898

			Investment Quality
	International Value Fund		Bond Fund		Large Cap Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$31,367,863	$26,027,337	$14,141,370	$8,258,875	$2,992,381	$2,540,273
Net realized gain (loss)	34,396,846	3,155,738	8,767,135	(1,072,736)	28,064,295	16,145,485
Change in net unrealized appreciation (depreciation)	50,917,723	(38,119,695)	(6,013,444)	16,103,747	11,552,814	(9,117,660)
Increase (decrease) in net assets resulting from
operations	116,682,432	(8,936,620)	16,895,061	23,289,886	42,609,490	9,568,098
Distributions to shareholders
From net investment income
Class 1	(4,779,922)	(5,831,083)	(2,564,925)	(3,317,158)	(354,970)	(310,523)
Class NAV	(16,267,321)	(17,411,266)	(13,345,283)	(6,436,446)	(2,294,785)	(1,826,185)
Total distributions	(21,047,243)	(23,242,349)	(15,910,208)	(9,753,604)	(2,649,755)	(2,136,708)
From Fund share transactions (Note 6)	(103,587,509)	43,378,739	114,331,783	140,889,090	(28,316,852)	30,168,627
Total increase (decrease)	(7,952,320)	11,199,770	115,316,636	154,425,372	11,642,883	37,600,017

Net assets

Beginning of year	1,159,183,198	1,147,983,428	340,385,191	185,959,819	264,911,278	227,311,261
End of year	$1,151,230,878	$1,159,183,198	$455,701,827	$340,385,191	$276,554,161	$264,911,278

Undistributed net investment income (loss)	$31,527,016	$21,019,012	$2,933,959	$1,992,555	$2,091,821	$1,749,195

The accompanying notes are an integral part of the financial statements.	374

John Hancock Funds II

Statements of Changes in Net Assets

	Lifecycle 2050	Mid Cap Growth
	Portfolio	Index Fund		Mid Cap Index Fund
	Period ended	Year ended	Period ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11[1]	8/31/11	8/31/10[2]	8/31/11	8/31/10

From operations
Net investment income (loss)	($54)	$100,504	$12,068	$3,060,681	$5,080,497
Net realized gain (loss)	(2,159)	3,152,193	(2,548,313)	29,071,220	9,003,107
Change in net unrealized appreciation
(depreciation)	(354,331)	6,390,316	(4,579,154)	12,135,809	66,781,100
Increase (decrease) in net assets resulting
from operations	(356,544)	9,643,013	(7,115,399)	44,267,710	80,864,704
Distributions to shareholders
From net investment income
Class 1	—	(1,545)	—	—	—
Class NAV	—	(120,519)	—	(3,498,092)	(5,711,496)
From net realized gain
Class NAV	—	—	—	(6,185,882)	—
Total distributions	—	(122,064)	—	(9,683,974)	(5,711,496)
From Fund share transactions (Note 6)	6,747,763	31,721,987	55,400,782	148,813,327	(293,365,124)
Total increase (decrease)	6,391,219	41,242,936	48,285,383	183,397,063	(218,211,916)

Net assets

Beginning of year	—	48,285,383	—	287,923,807	506,135,723
End of year	$6,391,219	$89,528,319	$48,285,383	$471,320,870	$287,923,807

Undistributed net investment income (loss)	$107	—	$12,071	$1,971,603	$2,434,516

			Mid Cap Value		Mid Cap Value
	Mid Cap Stock Fund		Equity Fund		Index Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10[2]

From operations
Net investment income (loss)	($2,995,855)	($1,630,513)	$1,109,735	$1,552,283	$1,122,998	$277,641
Net realized gain (loss)	173,006,170	107,744,480	23,649,258	3,816,847	1,337,473	(2,607,835)
Change in net unrealized appreciation (depreciation)	26,899,492	(39,775,453)	5,691,872	8,499,975	2,440,054	(5,983,621)
Increase (decrease) in net assets resulting from
operations	196,909,807	66,338,514	30,450,865	13,869,105	4,900,525	(8,313,815)
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(12,014)	—
Class NAV	—	(86,849)	(1,067,672)	(1,771,675)	(631,652)	—
Total distributions	—	(86,849)	(1,067,672)	(1,771,675)	(643,666)	—
From Fund share transactions (Note 6)	(128,494,825)	7,101,748	(46,216,390)	(25,284,314)	30,625,544	56,387,008
Total increase (decrease)	68,414,982	73,353,413	(16,833,197)	(13,186,884)	34,882,403	48,073,193

Net assets

Beginning of year	786,974,283	713,620,870	148,807,639	161,994,523	48,073,193	—
End of year	$855,389,265	$786,974,283	$131,974,442	$148,807,639	$82,955,596	$48,073,193

Undistributed net investment income (loss)	($1,230,593)	$10,306	$702,565	$702,650	$756,827	$277,644

1 Period from 4-29-11 (inception date) to 8-31-11.

2 Period from 4-30-10 (inception date) to 8-31-10.

The accompanying notes are an integral part of the financial statements.	375

John Hancock Funds II

Statements of Changes in Net Assets

			Mutual
	Mid Value Fund		Shares Fund	Optimized Value Fund
	Year ended	Year ended	Period ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11[1]	8/31/11	8/31/10

From operations
Net investment income (loss)	$3,487,718	$6,581,213	$4,896,981	$5,787,909	$4,532,264
Net realized gain (loss)	55,015,572	35,036,960	625,630	13,230,779	34,809,113
Change in net unrealized appreciation
(depreciation)	7,808,492	(22,088,585)	(10,086,045)	(3,065,208)	(30,743,394)
Increase (decrease) in net assets resulting
from operations	66,311,782	19,529,588	(4,563,434)	15,953,480	8,597,983
Distributions to shareholders
From net investment income
Class 1	—	—	—	(326,811)	(939,448)
Class NAV	(7,615,885)	(1,845,863)	—	(2,371,311)	(5,250,993)
From net realized gain
Class NAV	(30,135,070)	(8,405,286)	(291,533)	—	—
Total distributions	(37,750,955)	(10,251,149)	(291,533)	(2,698,122)	(6,190,441)
From Fund share transactions (Note 6)	(31,355,357)	81,564,974	453,639,041	(204,047,221)	10,919,735
Total increase (decrease)	(2,794,530)	90,843,413	448,784,074	(190,791,863)	13,327,277

Net assets

Beginning of year	391,372,344	300,528,931	—	310,218,811	296,891,534
End of year	$388,577,814	$391,372,344	$448,784,074	$119,426,948	$310,218,811

Undistributed net investment income (loss)	$1,272,009	$5,369,936	$117,882	$5,770,659	$2,697,968

	Real Estate Equity Fund		Real Estate Securities Fund		Real Return Bond Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$2,980,200	$3,708,903	$5,233,312	$5,906,873	$27,727,449	$27,276,535
Net realized gain (loss)	72,974,918	3,642,288	39,187,606	24,983,995	66,873,025	85,605,502
Change in net unrealized appreciation (depreciation)	(5,667,580)	61,875,003	24,217,440	42,563,646	(20,469,448)	28,161,532
Increase (decrease) in net assets resulting from
operations	70,287,538	69,226,194	68,638,358	73,454,514	74,131,026	141,043,569
Distributions to shareholders
From net investment income
Class 1	—	—	(6,909,456)	(3,702,351)	(4,276,075)	(2,516,836)
Class NAV	(3,995,406)	(5,771,107)	—	—	(35,400,725)	(41,589,642)
From net realized gain
Class 1	—	—	—	—	(3,697,499)	—
Class NAV	—	—	—	—	(29,098,290)	—
Total distributions	(3,995,406)	(5,771,107)	(6,909,456)	(3,702,351)	(72,472,589)	(44,106,478)
From Fund share transactions (Note 6)	(190,757,837)	33,199,850	27,939,841	206,891,051	(445,840,507)	(129,359,907)
Total increase (decrease)	(124,465,705)	96,654,937	89,668,743	276,643,214	(444,182,070)	(32,422,816)

Net assets

Beginning of year	305,365,008	208,710,071	351,794,328	75,151,114	1,085,684,944	1,118,107,760
End of year	$180,899,303	$305,365,008	$441,463,071	$351,794,328	$641,502,874	$1,085,684,944

Undistributed net investment income (loss)	$1,125,006	$992,999	$1,913,607	$3,452,662	$5,740,551	$17,416,707

1 Period from 9-16-10 (inception date) to 8-31-11.

The accompanying notes are an integral part of the financial statements.	376

John Hancock Funds II

Statements of Changes in Net Assets

	Retirement 2010 Portfolio		Retirement 2015 Portfolio		Retirement 2020 Portfolio
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8/31/11	8/31/10[1]	8/31/11	8/31/10[1]	8/31/11	8/31/10[1]

From operations
Net investment income (loss)	$511,625	$234	$457,013	$177	$499,938	$124
Net realized gain (loss)	(190,035)	—	(84,743)	—	(129,162)	—
Change in net unrealized appreciation (depreciation)	1,184,909	746	439,325	(89)	(1,206,908)	(912)
Increase (decrease) in net assets resulting from
operations	1,506,499	980	811,595	88	(836,132)	(788)
Distributions to shareholders
From net investment income
Class 1	(33,268)	—	(52,164)	—	(65,383)	—
From net realized gain
Class 1	(16,845)	—	(20,363)	—	(16,947)	—
Total distributions	(50,113)	—	(72,527)	—	(82,330)	—
From Fund share transactions (Note 6)	50,312,055	26,800	69,281,631	26,800	105,395,427	26,800
Total increase (decrease)	51,768,441	27,780	70,020,699	26,888	104,476,965	26,012

Net assets

Beginning of year	27,780	—	26,888	—	26,012	—
End of year	$51,796,221	$27,780	$70,047,587	$26,888	$104,502,977	$26,012

Undistributed net investment income (loss)	$478,591	$237	$405,029	$180	$446,518	$127

	Retirement 2025 Portfolio		Retirement 2030 Portfolio		Retirement 2035 Portfolio
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8/31/11	8/31/10[1]	8/31/11	8/31/10[1]	8/31/11	8/31/10[1]

From operations
Net investment income (loss)	$433,241	$77	$238,628	$54	$154,206	$39
Net realized gain (loss)	(11,335)	—	(31,785)	—	(37,556)	—
Change in net unrealized appreciation (depreciation)	(3,100,134)	(1,649)	(3,242,746)	(2,019)	(2,909,506)	(2,260)
Increase (decrease) in net assets resulting from
operations	(2,678,228)	(1,572)	(3,035,903)	(1,965)	(2,792,856)	(2,221)
Distributions to shareholders
From net investment income
Class 1	(114,301)	—	(77,218)	—	(64,533)	—
From net realized gain
Class 1	(17,806)	—	(8,235)	—	(5,214)	—
Total distributions	(132,107)	—	(85,453)	—	(69,747)	—
From Fund share transactions (Note 6)	125,476,379	26,800	94,376,213	26,800	77,629,523	26,800
Total increase (decrease)	122,666,044	25,228	91,254,857	24,835	74,766,920	24,579

Net assets

Beginning of year	25,228	—	24,835	—	24,579	—
End of year	$122,691,272	$25,228	$91,279,692	$24,835	$74,791,499	$24,579

Undistributed net investment income (loss)	$319,012	$80	$161,463	$57	$89,711	$42

1 Period from 4-30-10 (inception date) to 8-31-10.

The accompanying notes are an integral part of the financial statements.	377

John Hancock Funds II

Statements of Changes in Net Assets

					Retirement 2050
	Retirement 2040 Portfolio		Retirement 2045 Portfolio		Portfolio
	Year ended	Period ended	Year ended	Period ended	Period ended
Increase (decrease) in net assets	8/31/11	8/31/10[1]	8/31/11	8/31/10[1]	8/31/11[2]

From operations
Net investment income (loss)	$76,342	$33	$72,839	$33	($781)
Net realized gain (loss)	(47,113)	—	(32,691)	—	—
Change in net unrealized appreciation
(depreciation)	(2,022,126)	(2,340)	(2,024,001)	(2,340)	(368,989)
Increase (decrease) in net assets resulting
from operations	(1,992,897)	(2,307)	(1,983,853)	(2,307)	(369,770)
Distributions to shareholders
From net investment income
Class 1	(30,357)	—	(24,496)	—	—
From net realized gain
Class 1	(2,066)	—	(1,666)	—	—
Total distributions	(32,423)	—	(26,162)	—	—
From Fund share transactions (Note 6)	51,566,771	26,800	45,879,512	26,800	10,960,860
Total increase (decrease)	49,541,451	24,493	43,869,497	24,493	10,591,090

Net assets

Beginning of year	24,493	—	24,493	—	—
End of year	$49,565,944	$24,493	$43,893,990	$24,493	$10,591,090

Undistributed net investment income (loss)	$46,021	$36	$48,379	$36	—

	Short Term Government
	Income Fund		Small Cap Growth Fund		Small Cap Index Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$1,500,069	$988,290	($1,175,866)	($947,835)	$693,059	$940,552
Net realized gain (loss)	937,163	977,944	36,299,076	26,287,621	7,792,869	16,217,737
Change in net unrealized appreciation (depreciation)	357,100	2,159,935	6,106,458	(18,885,643)	6,837,170	(7,996,722)
Increase (decrease) in net assets resulting from
operations	2,794,332	4,126,169	41,229,668	6,454,143	15,323,098	9,161,567
Distributions to shareholders
From net investment income
Class NAV	(3,213,144)	(1,433,787)	—	—	(850,661)	(1,405,466)
From net realized gain
Class NAV	(938,847)	(48,663)	(16,923,419)	—	—	—
Total distributions	(4,151,991)	(1,482,450)	(16,923,419)	—	(850,661)	(1,405,466)
From Fund share transactions (Note 6)	4,775,367	108,667,206	(22,694,741)	20,552,374	4,618,410	(37,786,621)
Total increase (decrease)	3,417,708	111,310,925	1,611,508	27,006,517	19,090,847	(30,030,520)

Net assets

Beginning of year	136,112,243	24,801,318	148,847,348	121,840,831	70,274,621	100,305,141
End of year	$139,529,951	$136,112,243	$150,458,856	$148,847,348	$89,365,468	$70,274,621

Undistributed net investment income (loss)	$467,294	$598,590	—	—	$336,640	$469,239

1 Period from 4-30-10 (inception date) to 8-31-10.

2 Period from 4-29-11 (inception date) to 8-31-11.

The accompanying notes are an integral part of the financial statements.	378

John Hancock Funds II

Statements of Changes in Net Assets

	Small Cap				Small Company
	Opportunities Fund		Small Cap Value Fund		Growth Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$269,822	($32,886)	$974,183	$418,612	($611,923)	($427,968)
Net realized gain (loss)	24,169,583	8,249,056	10,749,878	5,284,084	24,368,399	9,026,125
Change in net unrealized appreciation (depreciation)	15,113,941	(3,820,809)	15,894,951	2,594,197	8,032,316	5,081,306
Increase (decrease) in net assets resulting from
operations	39,553,346	4,395,361	27,619,012	8,296,893	31,788,792	13,679,463
Distributions to shareholders
From net investment income
Class 1	—	(70,639)	—	—	—	—
Class NAV	—	(115,688)	(972,144)	(361,933)	—	—
From net realized gain
Class NAV	—	—	(6,119,890)	(1,190,204)	—	—
Tax return of capital
Class NAV	—	—	—	—	—	(132,484)
Total distributions	—	(186,327)	(7,092,034)	(1,552,137)	—	(132,484)
From Fund share transactions (Note 6)	(40,851,938)	50,257,008	(2,906,963)	44,826,898	(38,007,606)	(19,835,840)
Total increase (decrease)	(1,298,592)	54,466,042	17,620,015	51,571,654	(6,218,814)	(6,288,861)

Net assets

Beginning of year	152,753,012	98,286,970	130,962,633	79,390,979	115,643,171	121,932,032
End of year	$151,454,420	$152,753,012	$148,582,648	$130,962,633	$109,424,357	$115,643,171

Undistributed net investment income (loss)	$249,247	($34,557)	$171,128	$132,598	($117,999)	—

	Small Company		Smaller Company
	Value Fund		Growth Fund		Spectrum Income Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$1,936,189	$1,823,427	($756,331)	($747,516)	$39,497,641	$39,773,049
Net realized gain (loss)	23,115,458	4,315,162	28,556,914	32,930,098	24,944,661	22,271,277
Change in net unrealized appreciation (depreciation)	55,786,703	9,986,122	3,030,322	(21,915,822)	(1,502,345)	25,261,578
Increase (decrease) in net assets resulting from
operations	80,838,350	16,124,711	30,830,905	10,266,760	62,939,957	87,305,904
Distributions to shareholders
From net investment income
Class 1	(620,915)	(926,808)	—	—	—	—
Class NAV	(1,616,452)	(2,675,344)	—	—	(48,463,287)	(42,165,410)
From net realized gain
Class NAV	—	—	(29,330,242)	—	—	—
Total distributions	(2,237,367)	(3,602,152)	(29,330,242)	—	(48,463,287)	(42,165,410)
From Fund share transactions (Note 6)	(96,586,490)	(27,580,288)	(7,166,438)	(53,153,249)	142,885,645	(109,222,241)
Total increase (decrease)	(17,985,507)	(15,057,729)	(5,665,775)	(42,886,489)	157,362,315	(64,081,747)

Net assets

Beginning of year	348,093,270	363,150,999	115,587,412	158,473,901	836,729,686	900,811,433
End of year	$330,107,763	$348,093,270	$109,921,637	$115,587,412	$994,092,001	$836,729,686

Undistributed net investment income (loss)	$764,020	$938,401	—	—	$11,551,042	$12,858,233

The accompanying notes are an integral part of the financial statements.	379

John Hancock Funds II

Statements of Changes in Net Assets

					U.S. Equity Fund
					(formerly U.S.
	Total Bond Market Fund		Total Return Fund		Multi-Sector Fund)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$13,618,369	$18,924,802	$50,241,738	$41,207,013	$15,668,265	$12,910,597
Net realized gain (loss)	9,227,466	4,288,965	33,900,548	164,252,596	53,049,882	(3,588,351)
Change in net unrealized appreciation (depreciation)	(10,309,578)	21,565,645	(25,431,756)	31,062,618	111,445,417	6,798,483
Increase (decrease) in net assets resulting from
operations	12,536,257	44,779,412	58,710,530	236,522,227	180,163,564	16,120,729
Distributions to shareholders
From net investment income
Class 1	—	—	(13,414,248)	(8,375,955)	—	—
Class NAV	(16,517,613)	(19,836,600)	(74,016,507)	(55,235,186)	(12,874,368)	(12,428,759)
From net realized gain
Class 1	—	—	(16,745,862)	(3,091,691)	—	—
Class NAV	(6,037,071)	(8,065,365)	(92,324,636)	(20,383,404)	—	—
Total distributions	(22,554,684)	(27,901,965)	(196,501,253)	(87,086,236)	(12,874,368)	(12,428,759)
From Fund share transactions (Note 6)	(107,140,637)	60,432,361	240,014,751	250,317,435	(19,672,721)	28,126,520
Total increase (decrease)	(117,159,064)	77,309,808	102,224,028	399,753,426	147,616,475	31,818,490

Net assets

Beginning of year	523,841,952	446,532,144	2,180,454,483	1,780,701,057	901,724,052	869,905,562
End of year	$406,682,888	$523,841,952	$2,282,678,511	$2,180,454,483	$1,049,340,527	$901,724,052

Undistributed net investment income (loss)	$2,167,329	$3,661,336	$33,268,569	$44,361,478	$11,144,734	$8,350,770

					Value &
	U.S. High Yield Bond Fund		Value Fund		Restructuring Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10

From operations
Net investment income (loss)	$45,221,139	$61,529,361	$1,605,275	$1,359,337	$7,553,683	$8,657,686
Net realized gain (loss)	28,118,667	19,865,815	11,963,814	15,998,222	74,393,296	(16,841,332)
Change in net unrealized appreciation (depreciation)	(26,187,170)	38,112,880	12,408,672	(4,231,351)	34,557,344	44,773,630
Increase (decrease) in net assets resulting from
operations	47,152,636	119,508,056	25,977,761	13,126,208	116,504,323	36,589,984
Distributions to shareholders
From net investment income
Class 1	(4,622,296)	(3,412,154)	—	—	—	—
Class NAV	(44,697,150)	(59,831,871)	(1,309,113)	(976,292)	(8,175,799)	(7,347,600)
From net realized gain
Class NAV	—	—	(10,344,558)	—	—	—
Total distributions	(49,319,446)	(63,244,025)	(11,653,671)	(976,292)	(8,175,799)	(7,347,600)
From Fund share transactions (Note 6)	(221,227,398)	(84,569,257)	509,080	10,978,308	(232,988,226)	(40,182,103)
Total increase (decrease)	(223,394,208)	(28,305,226)	14,833,170	23,128,224	(124,659,702)	(10,939,719)

Net assets

Beginning of year	748,880,260	777,185,486	145,206,932	122,078,708	503,181,049	514,120,768
End of year	$525,486,052	$748,880,260	$160,040,102	$145,206,932	$378,521,347	$503,181,049

Undistributed net investment income (loss)	$7,012,347	$10,803,370	$1,109,375	$796,087	$4,931,103	$5,564,181

The accompanying notes are an integral part of the financial statements.	380

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Active Bond Fund
CLASS 1

08-31-2011	10.21	0.47	0.09	0.56	(0.48)	(0.03)	—	(0.51)	10.26	5.59[2]	44	0.69	0.69	4.55	112
08-31-2010	9.30	0.51	0.92	1.43	(0.52)	—	—	(0.52)	10.21	15.88[2]	43	0.69	0.69	5.26	75
08-31-2009	9.12	0.52	0.20	0.72	(0.51)	(0.03)	—	(0.54)	9.30	8.68	33	0.71	0.71	6.10	90
08-31-2008	9.54	0.47	(0.40)	0.07	(0.49)	—	—	(0.49)	9.12	0.72	33	0.72	0.72	4.97	133
08-31-2007	9.60	0.47	(0.06)	0.41	(0.47)	—[3]	—	(0.47)	9.54	4.38	36	0.73	0.73	4.92	165

CLASS NAV

08-31-2011	10.20	0.47	0.09	0.56	(0.48)	(0.03)	—	(0.51)	10.25	5.64[2]	1,193	0.64	0.64	4.61	112
08-31-2010	9.30	0.52	0.91	1.43	(0.53)	—	—	(0.53)	10.20	15.83[2]	788	0.64	0.64	5.30	75
08-31-2009	9.12	0.52	0.20	0.72	(0.51)	(0.03)	—	(0.54)	9.30	8.73	540	0.66	0.66	6.15	90
08-31-2008	9.53	0.47	(0.38)	0.09	(0.50)	—	—	(0.50)	9.12	0.88	554	0.67	0.67	5.02	133
08-31-2007	9.60	0.48	(0.07)	0.41	(0.48)	—[3]	—	(0.48)	9.53	4.34	523	0.68	0.68	4.99	165

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than ($0.005) per share.

All Cap Core Fund
CLASS NAV

08-31-2011	7.18	0.09	1.34	1.43	(0.08)	—	—	(0.08)	8.53	19.87[2]	601	0.81	0.80	0.98	197
08-31-2010	7.21	0.08	(0.02)	0.06	(0.09)	—	—	(0.09)	7.18	0.73[2]	516	0.81	0.81	1.01	196
08-31-2009	9.22	0.10	(1.98)	(1.88)	(0.13)	—[3]	—	(0.13)	7.21	(20.07)	472	0.83	0.83	1.52	186
08-31-2008	11.06	0.11	(1.31)	(1.20)	(0.13)	(0.51)	—	(0.64)	9.22	(11.50)	711	0.80	0.80	1.14	239
08-31-2007	9.92	0.12	1.06	1.18	(0.03)	(0.01)	—	(0.04)	11.06	11.93	477	0.83	0.83	1.12	244

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than ($0.005) per share.

All Cap Value Fund
CLASS 1

08-31-2011	9.78	0.07	1.65	1.72	(0.05)	(0.54)	—	(0.59)	10.91	17.31[2]	101	0.87	0.87	0.60	59
08-31-2010	9.28	0.03	0.50	0.53	(0.03)	—	—	(0.03)	9.78	5.70[2]	83	0.92	0.92	0.25	86
08-31-2009	11.19	0.06	(1.72)	(1.66)	(0.06)	(0.19)	—	(0.25)	9.28	(14.42)	84	0.96	0.96	0.67	75
08-31-2008	17.26	0.09	(0.50)	(0.41)	(0.21)	(5.45)	—	(5.66)	11.19	(4.62)	25	0.97	0.97	0.73	76
08-31-2007	15.84	0.14	1.82	1.96	(0.12)	(0.42)	—	(0.54)	17.26	12.64	26	0.97	0.97	0.82	82

CLASS NAV

08-31-2011	9.74	0.08	1.63	1.71	(0.05)	(0.54)	—	(0.59)	10.86	17.34[2]	594	0.82	0.82	0.67	59
08-31-2010	9.24	0.03	0.50	0.53	(0.03)	—	—	(0.03)	9.74	5.77[2]	339	0.87	0.87	0.32	86
08-31-2009	11.14	0.04	(1.68)	(1.64)	(0.07)	(0.19)	—	(0.26)	9.24	(14.34)	264	0.91	0.91	0.48	75
08-31-2008	17.21	0.10	(0.50)	(0.40)	(0.22)	(5.45)	—	(5.67)	11.14	(4.57)	69	0.92	0.92	0.78	76
08-31-2007	15.80	0.15	1.81	1.96	(0.13)	(0.42)	—	(0.55)	17.21	12.62	70	0.88	0.88	0.93	82

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Alpha Opportunities Fund
CLASS NAV

08-31-2011	10.35	0.03	1.80	1.83	(0.03)	(1.24)	—	(1.27)	10.91	17.00[2]	1,533	1.02	1.01	0.26	164
08-31-2010	10.87	0.03	0.58	0.61	(0.06)	(1.07)	—	(1.13)	10.35	5.01[2]	1,113	1.04	1.04	0.28	171
08-31-2009[3]	10.00	0.03	0.85	0.88	(0.01)	—	—	(0.01)	10.87	8.80[4]	671	1.08[5]	1.08[5]	0.42[5]	202

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for
Class NAV shares is 10-7-08. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.	381

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Blue Chip Growth Fund
CLASS 1

08-31-2011	16.31	0.01	4.31	4.32	—[2]	—	—	—[2]	20.63	26.51[3]	489	0.86	0.82	0.03	40
08-31-2010	15.60	—[4]	0.73	0.73	(0.02)	—	—	(0.02)	16.31	4.65[3]	405	0.88	0.84	0.03	49
08-31-2009	19.07	0.03	(3.46)	(3.43)	(0.04)	—	—	(0.04)	15.60	(17.95)[3]	153	0.90	0.87	0.19	59
08-31-2008	20.98	0.05	(1.78)	(1.73)	(0.08)	(0.10)	—	(0.18)	19.07	(8.35)[3]	192	0.89	0.86	0.26	44
08-31-2007	17.82	0.08[5]	3.17	3.25	(0.09)	—	—	(0.09)	20.98	18.28[3]	204	0.89	0.86	0.39[5]	33

CLASS NAV

08-31-2011	16.30	0.02	4.31	4.33	(0.01)	—	—	(0.01)	20.62	26.58[3]	1,881	0.81	0.78	0.07	40
08-31-2010	15.59	0.01	0.72	0.73	(0.02)	—	—	(0.02)	16.30	4.70[3]	1,460	0.83	0.79	0.05	49
08-31-2009	19.06	0.03	(3.45)	(3.42)	(0.05)	—	—	(0.05)	15.59	(17.90)[3]	1,262	0.85	0.82	0.25	59
08-31-2008	20.97	0.06	(1.78)	(1.72)	(0.09)	(0.10)	—	(0.19)	19.06	(8.31)[3]	1,850	0.84	0.81	0.29	44
08-31-2007	17.80	0.09[5]	3.17	3.26	(0.09)	—	—	(0.09)	20.97	18.37[3]	1,483	0.84	0.81	0.44[5]	33

1. Based on the average daily shares outstanding. 2. Less than ($0.005) per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Less than $0.005 per share. 5. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the
Fund, which amounted to the following amount: $0.04 for Class 1 and Class NAV. Percentage of average net assets was 0.18% for Class 1 and Class NAV.

Capital Appreciation Fund
CLASS 1

08-31-2011	9.11	0.01	2.33	2.34	(0.01)	—	—	(0.01)	11.44	25.69[2]	371	0.78	0.78	0.06	67
08-31-2010	8.84	0.02	0.27	0.29	(0.02)	—	—	(0.02)	9.11	3.27[2]	321	0.79	0.79	0.19	73
08-31-2009	10.14	0.02	(1.28)	(1.26)	(0.04)	—	—	(0.04)	8.84	(12.37)	53	0.81	0.81	0.32	78
08-31-2008	10.79	0.04	(0.66)	(0.62)	(0.03)	—	—	(0.03)	10.14	(5.80)	61	0.80	0.80	0.34	85
08-31-2007	9.44	0.03	1.33	1.36	(0.01)	—	—	(0.01)	10.79	14.43	66	0.81	0.81	0.27	63

CLASS NAV

08-31-2011	9.12	0.01	2.34	2.35	(0.02)	—	—	(0.02)	11.45	25.72[2]	1,560	0.73	0.73	0.11	67
08-31-2010	8.85	0.02	0.28	0.30	(0.03)	—	—	(0.03)	9.12	3.31[2]	1,194	0.74	0.74	0.20	73
08-31-2009	10.16	0.03	(1.30)	(1.27)	(0.04)	—	—	(0.04)	8.85	(12.39)	1,091	0.76	0.76	0.36	78
08-31-2008	10.80	0.04	(0.65)	(0.61)	(0.03)	—	—	(0.03)	10.16	(5.65)	973	0.75	0.75	0.41	85
08-31-2007	9.45	0.04	1.32	1.36	(0.01)	—	—	(0.01)	10.80	14.42	586	0.76	0.76	0.34	63

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Capital Appreciation Value Fund
CLASS NAV

08-31-2011[2]	10.00	0.08	(0.32)	(0.24)	—	—	—	—	9.76	(2.40)[3,4]	433	0.92[5]	0.88[5]	1.23[5]	44

1. Based on the average daily shares outstanding. 2. The inception date for Class NAV shares is 1-6-11. 3. Not annualized. 4. Total returns would have been lower had certain expenses not been reduced during the period shown. 5. Annualized.

Core Bond Fund
CLASS 1

08-31-2011	13.76	0.35	0.29	0.64	(0.46)	(0.58)	—	(1.04)	13.36	5.09	15	0.68	0.67	2.64	536
08-31-2010	13.09	0.41	0.86	1.27	(0.51)	(0.09)	—	(0.60)	13.76	9.99[2]	14	0.69	0.69	3.09	496
08-31-2009	12.59	0.52	0.65	1.17	(0.57)	(0.10)	—	(0.67)	13.09	9.71	10	0.76	0.76	4.20	571
08-31-2008	12.51	0.56	0.11	0.67	(0.59)	—	—	(0.59)	12.59	5.43	4	0.80	0.80	4.46	395
08-31-2007	12.52	0.58	(0.02)	0.56	(0.57)	—[3]	—	(0.57)	12.51	4.60	2	0.82	0.82	4.67	313

CLASS NAV

08-31-2011	13.75	0.35	0.29	0.64	(0.46)	(0.58)	—	(1.04)	13.35	5.152	560	0.63	0.62	2.69	536
08-31-2010	13.07	0.41	0.87	1.28	(0.51)	(0.09)	—	(0.60)	13.75	10.13	564	0.64	0.64	3.11	496
08-31-2009	12.58	0.53	0.63	1.16	(0.57)	(0.10)	—	(0.67)	13.07	9.69	411	0.71	0.71	4.29	571
08-31-2008	12.50	0.57	0.10	0.67	(0.59)	—	—	(0.59)	12.58	5.49	267	0.75	0.75	4.51	395
08-31-2007	12.51	0.59	(0.02)	0.57	(0.58)	—[3]	—	(0.58)	12.50	4.67	267	0.77	0.77	4.71	313

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than ($0.005) per share.

The accompanying notes are an integral part of the financial statements.	382

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Core Diversified Growth & Income Portfolio
CLASS 1

08-31-2011	8.84	0.20[2]	0.87	1.07	(0.18)	(0.32)	—	(0.50)	9.41	12.04[3]	28	0.29	0.12[4]	2.06[2]	14
08-31-2010	8.50	0.20[2]	0.37	0.57	(0.19)	(0.04)	—	(0.23)	8.84	6.62[3]	23	0.30	0.11[4]	2.24[2]	58
08-31-2009	9.75	0.25[2]	(1.39)[5]	(1.14)	(0.11)	—	—	(0.11)	8.50	(11.47)[3]	12	1.04	0.06[4]	3.08[2]	6
08-31-2008[6]	10.00	0.02[2]	(0.27)	(0.25)	—	—	—	—	9.75	(2.50)[7]	1	15.51[8]	0.08[8,4]	1.43[8,2]	—[9]

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the
Portfolios was as follows: 0.34% – 0.56%, 0.48% – 1.17%, 0.49% – 1.31% and 0.49% – 1.13% for the years ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio. 6. The inception date for Class 1 shares is 7-1-08. 7. Not annualized. 8. Annualized. 9. Less than 1%.

Core Fundamental Holdings Portfolio
CLASS 1

08-31-2011	9.09	0.21[2]	0.77	0.98	(0.19)	(0.43)	—	(0.62)	9.45	10.85[3]	12	0.44	0.12[4]	2.18[2]	30
08-31-2010	8.77	0.22[2]	0.38	0.60	(0.22)	(0.06)	—	(0.28)	9.09	6.83[3]	12	0.47	0.11[4]	2.44[2]	69
08-31-2009	9.78	0.26[2]	(1.13)[5]	(0.87)	(0.14)	—	—	(0.14)	8.77	(8.64)[3]	8	1.42	0.06[4]	3.12[2]	17
08-31-2008[6]	10.00	0.04[2]	(0.26)	(0.22)	—	—	—	—	9.78	(2.20)[3,7]	1	15.48[8]	0.08[4,8]	2.21[2,8]	—[9]

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the
Portfolios was as follows: 0.34% – 0.56%, 0.35% – 0.56%, 0.37% – 0.51% and 0.32% – 0.50% for the years ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio. 6. The inception date for Class 1 shares is 7-1-08. 7. Not annualized. 8. Annualized. 9. Less than 1%.

Core Global Diversification Portfolio
CLASS 1

08-31-2011	8.90	0.21[2]	0.61	0.82	(0.18)	(0.28)	—	(0.46)	9.26	9.20[3]	30	0.25	0.12[4]	2.18[2]	17
08-31-2010	8.54	0.20[2]	0.39	0.59	(0.19)	(0.04)	—	(0.23)	8.90	6.91[3]	24	0.33	0.11[4]	2.26[2]	60
08-31-2009	9.51	0.26[2]	(1.07)[5]	(0.81)	(0.16)	—	—	(0.16)	8.54	(8.11)[3]	8	1.55	0.06[4]	3.33[2]	11
08-31-2008[6]	10.00	0.03[2]	(0.52)	(0.49)	—	—	—	—	9.51	(4.90)[3,7]	1	15.70[8]	0.08[4,8]	1.92[2,8]	—[9]

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the
Portfolio was as follows: 0.34% – 0.56%, 0.35% – 0.56%, 0.37% – 0.79% and 0.33% – 0.71% for the years ended 8-31-11, 8-31-10, 8-31-09 and 8-31-08, respectively. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio. 6. The inception date for Class 1 shares is 7-1-08. 7. Not annualized. 8. Annualized. 9. Less than 1%.

Emerging Markets Debt Fund
CLASS A

08-31-2011	10.54	0.61	(0.03)	0.58	(0.68)	(0.07)	—	(0.75)	10.37	5.63[2,3]	12	1.82	1.35	5.82	123
08-31-2010[4]	10.00	0.34	0.58	0.92	(0.38)	—	—	(0.38)	10.54	9.36[2,3,5]	13	1.85[6]	1.25[6]	5.09[6]	112

CLASS I

08-31-2011	10.54	0.67	(0.04)	0.63	(0.73)	(0.07)	—	(0.80)	10.37	6.12[3]	3	1.41	0.88	6.28	123
08-31-2010[4]	10.00	0.36	0.58	0.94	(0.40)	—	—	(0.40)	10.54	9.62[3,5]	3	1.51[6]	0.88[6]	5.47[6]	112

1. Based on the average daily shares outstanding. 2. Does not reflect the effect of sales charges, if any. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The inception date for Class A and Class I shares is 1-4-10. 5. Not annualized. 6. Annualized.

Equity-Income Fund
CLASS 1

08-31-2011	12.05	0.25	1.46	1.71	(0.20)	—	—	(0.20)	13.56	14.13[2]	254	0.87	0.84	1.78	17
08-31-2010	11.85	0.23	0.21	0.44	(0.24)	—	—	(0.24)	12.05	3.66[2]	140	0.89	0.86	1.84	13
08-31-2009	16.11	0.29	(3.04)	(2.75)	(0.38)	(1.13)	—	(1.51)	11.85	(15.65)[2]	139	0.91	0.88	2.73	46
08-31-2008	19.52	0.36	(2.52)	(2.16)	(0.32)	(0.93)	—	(1.25)	16.11	(11.83)[2]	163	0.89	0.86	2.06	30
08-31-2007	18.13	0.33	2.22	2.55	(0.30)	(0.86)	—	(1.16)	19.52	14.37[2]	212	0.89	0.86	1.70	20

CLASS NAV

08-31-2011	12.04	0.25	1.47	1.72	(0.21)	—	—	(0.21)	13.55	14.19[2]	1,269	0.82	0.79	1.79	17
08-31-2010	11.83	0.24	0.22	0.46	(0.25)	—	—	(0.25)	12.04	3.80[2]	981	0.84	0.81	1.94	13
08-31-2009	16.10	0.29	(3.04)	(2.75)	(0.39)	(1.13)	—	(1.52)	11.83	(15.68)[2]	633	0.86	0.83	2.77	46
08-31-2008	19.51	0.37	(2.52)	(2.15)	(0.33)	(0.93)	—	(1.26)	16.10	(11.79)[2]	774	0.84	0.81	2.14	30
08-31-2007	18.11	0.34	2.22	2.56	(0.30)	(0.86)	—	(1.16)	19.51	14.46[2]	711	0.84	0.81	1.75	20

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

The accompanying notes are an integral part of the financial statements.	383

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%) (in millions)		recaptured (%)	recaptured (%)	(loss) (%)	(%)

Fundamental Value Fund
CLASS NAV

08-31-2011	12.66	0.15	1.66	1.81	(0.16)	—	—	(0.16)	14.31	14.26[2]	1,530	0.80	0.80	1.02	18
08-31-2010	12.29	0.09	0.39	0.48	(0.11)	—	—	(0.11)	12.66	3.86[2]	1,348	0.80	0.80	0.71	26
08-31-2009	15.35	0.13	(3.03)	(2.90)	(0.16)	—	—	(0.16)	12.29	(18.75)	1,299	0.81	0.81	1.19	36
08-31-2008	17.56	0.15	(2.03)	(1.88)	(0.18)	(0.15)	—	(0.33)	15.35	(10.93)	1,533	0.80	0.80	0.93	14
08-31-2007	15.83	0.21	1.86	2.07	(0.13)	(0.21)	—	(0.34)	17.56	13.12	946	0.80	0.80	1.21	6

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Global Agribusiness Fund
CLASS A

08-31-2011	11.95	(0.03)	2.35	2.32	(0.03)	(0.44)	—	(0.47)	13.80	19.38[2]	1	3.71	1.45	(0.22)	58
08-31-2010	11.41	0.08	0.62	0.70	(0.11)	(0.05)	—	(0.16)	11.95	6.19[2]	1	4.27	1.45	0.70	91
08-31-2009[3]	10.00	0.04	1.41	1.45	(0.04)	—	—	(0.04)	11.41	14.52[2,4]	1	4.72[5]	1.45[5]	0.58[5]	84

CLASS I

08-31-2011	12.00	0.03	2.35	2.38	(0.06)	(0.44)	—	(0.50)	13.88	19.84[2]	1	3.29	1.00	0.23	58
08-31-2010	11.43	0.13	0.63	0.76	(0.14)	(0.05)	—	(0.19)	12.00	6.67[2]	1	3.94	1.00	1.15	91
08-31-2009[3]	10.00	0.07	1.41	1.48	(0.05)	—	—	(0.05)	11.43	14.84[2,4]	1	4.42[5]	1.00[5]	1.03[5]	84

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for
Class A and Class I shares is 1-2-09. 4. Not annualized. 5. Annualized.

Global Bond Fund
CLASS 1

08-31-2011	12.78	0.29	0.89	1.18	(0.70)	—	—	(0.70)	13.26	9.86[2]	86	0.85	0.85	2.28	135
08-31-2010	12.41	0.28	1.18	1.46	(1.09)	—	—	(1.09)	12.78	12.42[2]	76	0.86	0.86	2.31	511
08-31-2009	15.05	0.47	0.02	0.49	(1.90)	(1.23)	—	(3.13)	12.41	6.02	59	0.87	0.87	3.98	448
08-31-2008	14.81	0.67	0.47	1.14	(0.78)	(0.12)	—	(0.90)	15.05	7.73	74	0.88	0.88	4.28	975
08-31-2007	14.83	0.53	(0.04)[3]	0.49	(0.35)	(0.16)	—	(0.51)	14.81	3.40	42	0.86[4]	0.86[4]	3.64	272

CLASS NAV

08-31-2011	12.76	0.29	0.90	1.19	(0.71)	—	—	(0.71)	13.24	9.94[2]	753	0.80	0.80	2.32	135
08-31-2010	12.39	0.29	1.17	1.46	(1.09)	—	—	(1.09)	12.76	12.45[2]	730	0.81	0.81	2.35	511
08-31-2009	15.02	0.47	0.03	0.50	(1.90)	(1.23)	—	(3.13)	12.39	6.14	586	0.82	0.82	4.00	448
08-31-2008	14.78	0.68	0.47	1.15	(0.79)	(0.12)	—	(0.91)	15.02	7.81	509	0.83	0.83	4.37	975
08-31-2007	14.79	0.54	(0.03)[3]	0.51	(0.36)	(0.16)	—	(0.52)	14.78	3.51	754	0.81[4]	0.81[4]	3.68	272

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. 4. Includes interest and fees on inverse floaters. Excluding this expense, the ratios for Class 1 and Class NAV shares would have been 0.86%
and 0.81%, respectively.

Global Infrastructure Fund
CLASS A

08-31-2011	10.54	0.28	1.26	1.54	(0.19)	(0.58)	—	(0.77)	11.31	14.54[2]	1	3.99	1.45	2.35	72
08-31-2010	10.26	0.26	0.14	0.40	(0.12)	—	—	(0.12)	10.54	3.87[2]	1	4.47	1.45	2.41	162
08-31-2009[3]	10.00	0.19	0.18	0.37	(0.11)	—	—	(0.11)	10.26	3.85[4,2]	1	5.69[5]	1.45[5]	3.17[5]	39

CLASS I

08-31-2011	10.58	0.34	1.27	1.61	(0.22)	(0.58)	—	(0.80)	11.39	15.21[2]	1	3.57	1.00	2.80	72
08-31-2010	10.28	0.31	0.13	0.44	(0.14)	—	—	(0.14)	10.58	4.28[2]	1	4.13	1.00	2.87	162
08-31-2009[3]	10.00	0.22	0.18	0.40	(0.12)	—	—	(0.12)	10.28	4.16[2,4]	1	5.39[5]	1.00[5]	3.62[5]	39

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for
Class A and Class I shares is 1-2-09. 4. Not annualized. 5. Annualized.

Global Real Estate Fund
CLASS NAV

08-31-2011	6.75	0.13	0.75	0.88	(0.27)	—	—	(0.27)	7.36	13.07[2]	495	1.01	1.01	1.69	107
08-31-2010	6.24	0.14	0.65	0.79	(0.28)	—	—	(0.28)	6.75	12.84	450	1.06	1.06	2.06	105
08-31-2009	8.15	0.17	(1.87)	(1.70)	(0.21)	—	—	(0.21)	6.24	(20.28)	271	1.09	1.09	3.30	118
08-31-2008	11.37	0.18	(2.60)	(2.42)	(0.35)	(0.45)	—	(0.80)	8.15	(22.75)	608	1.07	1.07	1.95	68
08-31-2007	10.30	0.18	1.34	1.52	(0.45)	—	—	(0.45)	11.37	14.70	465	1.08	1.08	1.54	97

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the period shown.

The accompanying notes are an integral part of the financial statements.	384

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Heritage Fund
CLASS NAV

08-31-2011	7.31	(0.01)	1.88	1.87	—	(0.29)	—	(0.29)	8.89	25.44[2]	167	0.90	0.90	(0.16)	102
08-31-2010	6.74	(0.03)	0.60	0.57	—	—	—	—	7.31	8.46[2]	215	0.92	0.92	(0.37)	201
08-31-2009	12.55	(0.02)	(4.32)	(4.34)	(0.02)	(1.45)	—	(1.47)	6.74	(33.26)	223	0.98	0.98	(0.31)	189
08-31-2008	14.37	(0.07)	(0.64)	(0.71)	—	(1.11)	—	(1.11)	12.55	(6.15)	114	0.98	0.98	(0.52)	154
08-31-2007	10.70	(0.06)[3]	3.73	3.67	—	—	—	—	14.37	34.30	170	0.97	0.97	(0.48)[3]	152

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income (loss)
per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the Fund, which amounted to $0.02 per share and 0.14%, respectively.

High Income Fund
CLASS NAV

08-31-2011	7.82	0.57	(0.52)	0.05	(0.55)	—	—	(0.55)	7.32	0.01[2]	346	0.73	0.73	6.71	55
08-31-2010	6.38	0.77	1.61	2.38	(0.94)	—	—	(0.94)	7.82	38.61[2]	509	0.71	0.71	10.11	44
08-31-2009	7.98	0.65	(1.34)	(0.69)	(0.91)	—	—	(0.91)	6.38	(5.78)	414	0.73	0.73	12.15	68
08-31-2008	10.61	0.79	(2.24)	(1.45)	(0.74)	(0.44)	—	(1.18)	7.98	(14.76)	447	0.72	0.72	8.80	53
08-31-2007	9.87	0.69	0.76	1.45	(0.69)	(0.02)	—	(0.71)	10.61	14.81	383	0.73	0.73	6.38	67

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

High Yield Fund
CLASS 1

08-31-2011	8.80	0.70	0.03	0.73	(0.73)	—	—	(0.73)	8.80	8.30[2]	325	0.76	0.76	7.60	104
08-31-2010	8.00	0.78	0.90	1.68	(0.88)	—	—	(0.88)	8.80	21.92[2]	82	0.75	0.75	9.09	81
08-31-2009	8.81	0.81	(0.73)	0.08	(0.89)	—	—	(0.89)	8.00	3.66	60	0.76	0.76	11.73	73
08-31-2008	9.92	0.84	(1.04)	(0.20)	(0.83)	(0.08)	—	(0.91)	8.81	(2.33)	43	0.75	0.75	8.98	59
08-31-2007	10.12	0.77	(0.17)	0.60	(0.74)	(0.06)	—	(0.80)	9.92	6.02	48	0.75	0.75	7.48	77

CLASS NAV

08-31-2011	8.74	0.70	0.03	0.73	(0.73)	—	—	(0.73)	8.74	8.42[2]	565	0.71	0.71	7.67	104
08-31-2010	7.95	0.78	0.90	1.68	(0.89)	—	—	(0.89)	8.74	21.99[2]	910	0.70	0.70	9.15	81
08-31-2009	8.77	0.83	(0.75)	0.08	(0.90)	—	—	(0.90)	7.95	3.62	906	0.71	0.71	12.18	73
08-31-2008	9.87	0.84	(1.03)	(0.19)	(0.83)	(0.08)	—	(0.91)	8.77	(2.18)	1,511	0.70	0.70	9.04	59
08-31-2007	10.08	0.77	(0.17)	0.60	(0.75)	(0.06)	—	(0.81)	9.87	6.00	1,547	0.70	0.70	7.55	77

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Index 500 Fund
CLASS NAV

08-31-2011	7.82	0.14	1.27	1.41	(0.14)	—	—	(0.14)	9.09	17.99[2]	2,573	0.48	0.48	1.50	5
08-31-2010	7.63	0.13	0.22	0.35	(0.16)	—	—	(0.16)	7.82	4.46[2]	1,818	0.48	0.48	1.55	17
08-31-2009	9.47	0.15	(1.93)	(1.78)	(0.06)	—	—	(0.06)	7.63	(18.66)	1,857	0.49	0.49	2.26	33
08-31-2008	10.80	0.17	(1.42)	(1.25)	(0.05)	(0.03)	—	(0.08)	9.47	(11.69)	961	0.49	0.49	1.71	2
08-31-2007[3]	10.00	0.17	0.67	0.84	(0.04)	—	—	(0.04)	10.80	8.41[2,4]	83	0.58[5]	0.51[5]	1.93[5]	3

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Class
NAV shares is 10-27-06. 4. Not annualized. 5. Annualized.

International Equity Index Fund
CLASS NAV

08-31-2011	15.34	0.43	1.18	1.61	(0.40)	—	—	(0.40)	16.55	10.36[2]	476	0.56	0.56	2.41	8
08-31-2010	15.51	0.33	0.06	0.39	(0.56)	—	—	(0.56)	15.34	2.31[2]	377	0.56	0.56	2.10	21
08-31-2009	18.53	0.37	(3.08)	(2.71)	(0.28)	(0.03)	—	(0.31)	15.51	(14.15)	322	0.58	0.58	2.91	27
08-31-2008	22.51	0.57	(3.39)	(2.82)	(0.58)	(0.58)	—	(1.16)	18.53	(13.58)	494	0.56	0.56	2.68	10
08-31-2007	18.97	0.47	3.64	4.11	(0.35)	(0.22)	—	(0.57)	22.51	21.97	421	0.56	0.56	2.23	15

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

International Growth Stock Fund
CLASS NAV

08-31-2011[2]	10.00	0.19	0.43	0.62	(0.01)	—[3]	—	(0.01)	10.61	6.21[4,5]	278	0.99[6]	0.99[6]	1.79[6]	27

1. Based on the average daily shares outstanding. 2. The inception date for Class NAV shares is 9-16-10. 3. Less than ($0.005) per share. 4. Not annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Annualized.

The accompanying notes are an integral part of the financial statements.	385

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

International Opportunities Fund
CLASS 1

08-31-2011	11.93	0.06	0.97	1.03	(0.32)	—	—	(0.32)	12.64	8.41[2]	75	1.02	1.02	0.40	106
08-31-2010	11.95	0.11	(0.01)	0.10	(0.12)	—	—	(0.12)	11.93	0.76[2]	82	1.01	1.01	0.87	142
08-31-2009	15.16	0.12	(3.20)	(3.08)	(0.13)	—	—	(0.13)	11.95	(20.11)	29	1.03	1.03	1.20	121
08-31-2008	19.32	0.24	(1.67)	(1.43)	(0.25)	(2.48)	—	(2.73)	15.16	(10.51)	32	1.04	1.04	1.36	111
08-31-2007	16.13	0.25	3.19	3.44	(0.05)	(0.20)	—	(0.25)	19.32	21.48	23	1.04	1.04	1.40	127

CLASS NAV

08-31-2011	11.96	0.07	0.97	1.04	(0.33)	—	—	(0.33)	12.67	8.43[2]	529	0.97	0.97	0.48	106
08-31-2010	11.97	0.11	—[3]	0.11	(0.12)	—	—	(0.12)	11.96	0.89[2]	721	0.96	0.96	0.90	142
08-31-2009	15.19	0.13	(3.21)	(3.08)	(0.14)	—	—	(0.14)	11.97	(20.06)	708	0.98	0.98	1.26	121
08-31-2008	19.36	0.25	(1.68)	(1.43)	(0.26)	(2.48)	—	(2.74)	15.19	(10.50)	844	0.99	0.99	1.38	111
08-31-2007	16.16	0.24	3.21	3.45	(0.05)	(0.20)	—	(0.25)	19.36	21.51	764	0.99	0.99	1.34	127

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $0.005 per share.

International Small Cap Fund
CLASS 1

08-31-2011	13.72	0.20	1.15	1.35	(0.14)	—	—	(0.14)	14.93	9.74[2]	122	1.20	1.19	1.27	28
08-31-2010	12.15	0.13	1.65	1.78	(0.21)	—	—	(0.21)	13.72	14.73[2]	125	1.22	1.22	1.00	21
08-31-2009	15.71	0.20	(2.43)	(2.23)	(0.16)	(1.17)	—	(1.33)	12.15	(9.88)	116	1.23	1.23	2.16	49
08-31-2008	24.53	0.31	(5.42)	(5.11)	(0.63)	(3.08)	—	(3.71)	15.71	(23.67)	47	1.18	1.18	1.61	29
08-31-2007	20.95	0.28	6.44	6.72	(0.28)	(2.86)	—	(3.14)	24.53	34.99	81	1.16	1.16	1.24	26

CLASS NAV

08-31-2011	13.71	0.22	1.14	1.36	(0.14)	—	—	(0.14)	14.93	9.87[2]	185	1.15	1.14	1.37	28
08-31-2010	12.14	0.15	1.63	1.78	(0.21)	—	—	(0.21)	13.71	14.78[2]	154	1.17	1.17	1.11	21
08-31-2009	15.72	0.23	(2.48)	(2.25)	(0.16)	(1.17)	—	(1.33)	12.14	(9.94)	120	1.18	1.18	2.43	49
08-31-2008	24.53	0.34	(5.42)	(5.08)	(0.65)	(3.08)	—	(3.73)	15.72	(23.58)	295	1.13	1.13	1.79	29
08-31-2007	20.95	0.26	6.46	6.72	(0.28)	(2.86)	—	(3.14)	24.53	35.01	376	1.11	1.11	1.16	26

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

International Small Company Fund

CLASS NAV

08-31-2011	7.08	0.14	1.08	1.22	(0.15)	—	—	(0.15)	8.15	17.11[2]	191	1.09	1.09	1.61	14
08-31-2010	7.11	0.08	0.20	0.28	(0.31)	—	—	(0.31)	7.08	3.87[2]	151	1.12	1.12	1.11	28
08-31-2009	8.49	0.11	(1.24)	(1.13)	(0.10)	(0.15)	—	(0.25)	7.11	(12.23)	125	1.09	1.09	2.03	21
08-31-2008	11.53	0.16	(2.19)	(2.03)	(0.15)	(0.86)	—	(1.01)	8.49	(19.32)	404	1.10	1.10	1.66	11
08-31-2007	9.33	0.12	2.14	2.26	(0.06)	—	—	(0.06)	11.53	24.30	250	1.11	1.11	1.06	32

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

International Value Fund
CLASS 1

08-31-2011	12.62	0.35	0.86	1.21	(0.24)	—	—	(0.24)	13.59	9.49[2]	254	0.97	0.95	2.39	29
08-31-2010	12.99	0.27	(0.38)	(0.11)	(0.26)	—	—	(0.26)	12.62	(0.97)[2]	259	0.98	0.96	2.04	19
08-31-2009	15.68	0.29	(2.09)	(1.80)	(0.51)	(0.38)	—	(0.89)	12.99	(9.96)[2]	294	0.98	0.96	2.69	26
08-31-2008	19.73	0.55	(3.25)	(2.70)	(0.36)	(0.99)	—	(1.35)	15.68	(15.08)[2]	372	0.99	0.98	3.07	21
08-31-2007	17.91	0.45	2.93	3.38	(0.46)	(1.10)	—	(1.56)	19.73	19.45[2]	162	1.00	0.98	2.32	24

CLASS NAV

08-31-2011	12.59	0.36	0.86	1.22	(0.25)	—	—	(0.25)	13.56	9.55[2]	897	0.92	0.90	2.47	29
08-31-2010	12.96	0.29	(0.39)	(0.10)	(0.27)	—	—	(0.27)	12.59	(0.93)[2]	900	0.93	0.91	2.19	19
08-31-2009	15.64	0.30	(2.08)	(1.78)	(0.52)	(0.38)	—	(0.90)	12.96	(9.85)[2]	854	0.93	0.91	2.78	26
08-31-2008	19.70	0.53	(3.23)	(2.70)	(0.37)	(0.99)	—	(1.36)	15.64	(15.09)[2]	1,053	0.94	0.92	2.94	21
08-31-2007	17.88	0.47	2.91	3.38	(0.46)	(1.10)	—	(1.56)	19.70	19.50[2]	1,081	0.95	0.93	2.42	24

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

The accompanying notes are an integral part of the financial statements.	386

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Investment Quality Bond Fund
CLASS 1

08-31-2011	12.59	0.39	0.06	0.45	(0.45)	—	—	(0.45)	12.59	3.71[2]	73	0.68	0.68	3.19	70
08-31-2010	11.87	0.48	0.83	1.31	(0.59)	—	—	(0.59)	12.59	11.38[2]	79	0.71	0.71	3.98	17
08-31-2009	11.62	0.49	0.40	0.89	(0.60)	(0.04)	—	(0.64)	11.87	8.16	64	0.75	0.75	4.45	35
08-31-2008	11.70	0.54	(0.02)	0.52	(0.60)	—	—	(0.60)	11.62	4.52	54	0.76	0.76	4.61	81
08-31-2007	11.76	0.56	(0.04)	0.52	(0.58)	—[3]	—	(0.58)	11.70	4.49	43	0.78	0.78	4.77	37

CLASS NAV

08-31-2011	12.58	0.40	0.04	0.44	(0.45)	—	—	(0.45)	12.57	3.69[2]	383	0.63	0.63	3.25	70
08-31-2010	11.86	0.48	0.83	1.31	(0.59)	—	—	(0.59)	12.58	11.44[2]	261	0.66	0.66	4.00	17
08-31-2009	11.61	0.50	0.39	0.89	(0.60)	(0.04)	—	(0.64)	11.86	8.23	122	0.70	0.70	4.47	35
08-31-2008	11.69	0.55	(0.02)	0.53	(0.61)	—	—	(0.61)	11.61	4.57	149	0.71	0.71	4.66	81
08-31-2007	11.75	0.56	(0.04)	0.52	(0.58)	—[3]	—	(0.58)	11.69	4.56	123	0.73	0.73	4.83	37

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than ($0.005) per share.

Large Cap Fund
CLASS 1

08-31-2011	10.84	0.12	1.52	1.64	(0.10)	—	—	(0.10)	12.38	15.13[2]	42	0.85	0.84	0.91	65
08-31-2010	10.44	0.11	0.38	0.49	(0.09)	—	—	(0.09)	10.84	4.63[2]	38	0.85	0.85	0.94	50
08-31-2009	13.69	0.12	(3.13)	(3.01)	(0.24)	—	—	(0.24)	10.44	(21.66)	21	0.86	0.86	1.33	99
08-31-2008	16.12	0.18	(2.06)	(1.88)	(0.14)	(0.41)	—	(0.55)	13.69	(12.04)	26	0.80	0.80	1.20	55
08-31-2007	14.67	0.19	1.78	1.97	(0.13)	(0.39)	—	(0.52)	16.12	13.59	31	0.81	0.81	1.15	29

CLASS NAV

08-31-2011	10.84	0.12	1.54	1.66	(0.11)	—	—	(0.11)	12.39	15.27[2]	234	0.80	0.79	0.96	65
08-31-2010	10.44	0.11	0.38	0.49	(0.09)	—	—	(0.09)	10.84	4.67[2]	227	0.80	0.80	0.96	50
08-31-2009	13.70	0.13	(3.14)	(3.01)	(0.25)	—	—	(0.25)	10.44	(21.65)	206	0.81	0.81	1.36	99
08-31-2008	16.13	0.18	(2.05)	(1.87)	(0.15)	(0.41)	—	(0.56)	13.70	(11.99)	363	0.75	0.75	1.26	55
08-31-2007	14.67	0.18	1.80	1.98	(0.13)	(0.39)	—	(0.52)	16.13	13.67	348	0.76	0.76	1.11	29

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Lifecycle 2050 Portfolio
CLASS 1

08-31-2011[2]	10.00	—[3,4]	(1.12)	(1.12)	—	—	—	—	8.88	(11.20)[5,6]	6	4.97[7]	0.16[7,8]	(0.01)[3,7]	4

1. Based on the average daily shares outstanding. 2. The inception date for Class 1 shares is 4-29-11. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Less than ($0.005) per share. 5. Total returns would have been lower had certain expenses not been reduced during the period shown. 6. Not annualized. 7. Annualized. 8. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.48% – 1.14% for the period ended 8-31-11.

Mid Cap Growth Index Fund
CLASS 1

08-31-2011	8.82	—[4]	2.32	2.32	(0.02)	—	—	(0.02)	11.12	26.30[2]	36	0.66	0.65	—[8]	56
08-31-2010[3]	10.00	—[4]	(1.18)	(1.18)	—	—	—	—	8.82	(11.80)[2,5]	—[6]	0.84[7]	0.65[7]	0.04[7]	42

CLASS NAV

08-31-2011	8.82	0.02	2.30	2.32	(0.02)	—	—	(0.02)	11.12	26.33[2]	54	0.60	0.59	0.17	56
08-31-2010[3]	10.00	—[4]	(1.18)	(1.18)	—	—	—	—	8.82	(11.80)[2,5]	48	0.79[7]	0.60[7]	0.06[7]	42

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for
Class 1 and Class NAV shares is 4-30-10. 4. Less than $0.005 per share. 5. Not annualized. 6. Less than $500,000. 7. Annualized. 8. Less than 0.005%.

Mid Cap Index Fund
CLASS NAV

08-31-2011	16.01	0.18	3.42	3.60	(0.22)	(0.39)	—	(0.61)	19.00	22.37[2]	471	0.50	0.50	0.89	23
08-31-2010	14.53	0.16	1.48	1.64	(0.16)	—	—	(0.16)	16.01	11.33[2]	288	0.49	0.49	0.99	17
08-31-2009	18.37	0.17	(3.69)	(3.52)	(0.13)	(0.19)	—	(0.32)	14.53	(18.69)	506	0.50	0.50	1.36	28
08-31-2008	21.18	0.18	(1.05)	(0.87)	(0.26)	(1.68)	—	(1.94)	18.37	(4.61)	332	0.49	0.49	0.93	48
08-31-2007	18.37	0.27[3]	2.65	2.92	(0.08)	(0.03)	—	(0.11)	21.18	15.93	428	0.51	0.51	1.32[3]	64

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income
(loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the Fund which amounted to $.06 and 0.28%, respectively.

The accompanying notes are an integral part of the financial statements.	387

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Mid Cap Stock Fund
CLASS 1

08-31-2011	13.61	(0.06)	3.24	3.18	—	—	—	—	16.79	23.37[2]	338	0.93	0.93	(0.33)	120
08-31-2010	12.45	(0.03)	1.19	1.16	—	—	—	—	13.61	9.32[2]	279	0.93	0.93	(0.23)	123
08-31-2009	16.90	—[3]	(4.45)	(4.45)	—	—	—	—	12.45	(26.33)	266	0.94	0.94	0.01	159
08-31-2008	19.00	(0.03)	(0.74)	(0.77)	—	(1.33)	—	(1.33)	16.90	(4.91)	379	0.93	0.93	(0.16)	125
08-31-2007	15.81	0.03[4]	3.96	3.99	(0.06)	(0.74)	—	(0.80)	19.00	25.91	136	0.93	0.93	0.18[4]	114

CLASS NAV

08-31-2011	13.64	(0.05)	3.25	3.20	—	—	—	—	16.84	23.46[2]	518	0.88	0.88	(0.28)	120
08-31-2010	12.47	(0.03)	1.20	1.17	—[3]	—	—	—[3]	13.64	9.40[2]	508	0.88	0.88	(0.18)	123
08-31-2009	16.93	—[3]	(4.46)	(4.46)	—[3]	—	—	—[3]	12.47	(26.30)	447	0.89	0.89	0.04	159
08-31-2008	19.03	(0.01)	(0.76)	(0.77)	—[3]	(1.33)	—	(1.33)	16.93	(4.90)	348	0.88	0.88	(0.08)	125
08-31-2007	15.83	0.03[4]	3.97	4.00	(0.06)	(0.74)	—	(0.80)	19.03	25.95	366	0.88	0.88	0.19[4]	114

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $0.005 per share.
4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the Fund, which amounted to the following:
$0.07 and $0.06 per share and 0.42% and 0.35% for Class 1 and Class NAV, respectively.

Mid Cap Value Equity Fund
CLASS NAV

08-31-2011	7.88	0.06	1.27	1.33	(0.06)	—	—	(0.06)	9.15	16.79[2]	132	0.93	0.93	0.61	61
08-31-2010	7.38	0.07	0.51	0.58	(0.08)	—	—	(0.08)	7.88	7.85[2]	149	0.92	0.92	0.87	60
08-31-2009	9.86	0.10	(2.30)	(2.20)	(0.08)	(0.20)	—	(0.28)	7.38	(21.56)	162	0.95	0.95	1.61	37
08-31-2008	11.42	0.07	(1.31)	(1.24)	(0.11)	(0.21)	—	(0.32)	9.86	(11.17)	91	0.97	0.97	0.69	53
08-31-2007	9.65	0.13	1.70	1.83	(0.06)	—	—	(0.06)	11.42	18.99	129	0.94	0.94	1.22	26

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Mid Cap Value Index Fund
CLASS 1

08-31-2011	8.63	0.16	1.25	1.41	(0.11)	—	—	(0.11)	9.93	16.28[3]	29	0.66	0.65	1.51	41
08-31-2010[2]	10.00	0.05	(1.42)	(1.37)	—	—	—	—	8.63	(13.70)[3,4]	—[5]	0.83[6]	0.65[6]	1.51[6]	39

CLASS NAV

08-31-2011	8.63	0.16	1.25	1.41	(0.11)	—	—	(0.11)	9.93	16.32[3]	54	0.61	0.60	1.57	41
08-31-2010[2]	10.00	0.04	(1.41)	(1.37)	—	—	—	—	8.63	(13.70)[3,4]	48	0.78[6]	0.60[6]	1.44[6]	39

1. Based on the average daily shares outstanding. 2. The inception date for Class 1 and Class NAV shares is 4-30-10. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Not annualized. 5. Less than $500,000. 6. Annualized.

Mid Value Fund
CLASS NAV

08-31-2011	13.11	0.11	1.87	1.98	(0.25)	(0.97)	—	(1.22)	13.87	14.64[2]	389	1.04	0.99	0.73	50
08-31-2010	12.61	0.26[3]	0.68	0.94	(0.08)	(0.36)	—	(0.44)	13.11	7.28[2]	391	1.05	1.00	1.93[3]	50
08-31-2009[4]	10.00	0.05	2.56	2.61	—	—	—	—	12.61	26.10[2,5]	301	1.10[6]	1.05[6]	0.64[6]	30

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income
(loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the Fund which amounted to $0.18 and 1.35%, respectively. 4. The inception date for Class NAV shares is 1-2-09. 5. Not annualized. 6. Annualized.

Mutual Shares Fund
CLASS NAV

08-31-2011[2]	10.00	0.16	0.20	0.36	—	(0.01)	—	(0.01)	10.35	3.59[3,4]	449	1.05[5]	1.05[5]	1.51[5]	33

1. Based on the average daily shares outstanding. 2. The inception date for Class NAV shares is 9-16-10. 3. Total returns would have been lower had certain expenses not been reduced during the period shown. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.	388

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Optimized Value Fund
CLASS 1

08-31-2011	9.85	0.18	1.21	1.39	(0.08)	—	—	(0.08)	11.16	14.09[2]	43	0.78	0.78	1.54	179
08-31-2010	9.76	0.14	0.15	0.29	(0.20)	—	—	(0.20)	9.85	2.87[2]	41	0.78	0.78	1.37	148
08-31-2009	12.98	0.18	(3.12)	(2.94)	(0.28)	—	—	(0.28)	9.76	(22.32)	48	0.79	0.79	2.05	144
08-31-2008	17.55	0.24	(3.32)	(3.08)	(0.27)	(1.22)	—	(1.49)	12.98	(18.77)	69	0.73	0.73	1.63	159
08-31-2007	16.56	0.31	1.68	1.99	(0.20)	(0.80)	—	(1.00)	17.55	12.12	106	0.74	0.74	1.75	169

CLASS NAV

08-31-2011	9.86	0.18	1.21	1.39	(0.09)	—	—	(0.09)	11.16	14.03[2]	77	0.73	0.73	1.55	179
08-31-2010	9.77	0.15	0.15	0.30	(0.21)	—	—	(0.21)	9.86	2.93[2]	269	0.73	0.73	1.42	148
08-31-2009	12.98	0.19	(3.11)	(2.92)	(0.29)	—	—	(0.29)	9.77	(22.19)	248	0.73	0.73	2.18	144
08-31-2008	17.57	0.25	(3.34)	(3.09)	(0.28)	(1.22)	—	(1.50)	12.98	(18.82)	694	0.69	0.69	1.69	159
08-31-2007	16.56	0.32	1.69	2.01	(0.20)	(0.80)	—	(1.00)	17.57	12.26	680	0.69	0.69	1.81	169

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Real Estate Equity Fund
CLASS NAV

08-31-2011	6.96	0.07	1.23	1.30	(0.09)	—	—	(0.09)	8.17	18.76[2]	181	0.91	0.87	0.89	19
08-31-2010	5.35	0.10	1.67	1.77	(0.16)	—	—	(0.16)	6.96	33.54[2]	305	0.92	0.88	1.55	40
08-31-2009	8.52	0.18	(3.15)	(2.97)	(0.19)	(0.01)	—	(0.20)	5.35	(34.63)[2]	209	0.93	0.90	3.81	75
08-31-2008	10.82	0.20	(1.24)	(1.04)	(0.12)	(1.14)	—	(1.26)	8.52	(9.91)[2]	264	0.91	0.87	2.20	27
08-31-2007	10.99	0.28	(0.12)[3]	0.16	(0.17)	(0.16)	—	(0.33)	10.82	1.28[2]	254	0.90	0.87	2.41	55

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

Real Estate Securities Fund
CLASS 1

08-31-2011	11.53	0.16	2.07	2.23	(0.22)	—	—	(0.22)	13.54	19.49[2]	441	0.79	0.79	1.22	93
08-31-2010	8.72	0.22	2.72	2.94	(0.13)	—	—	(0.13)	11.53	33.94[2]	352	0.80	0.80	2.13	87
08-31-2009	13.60	0.26	(4.79)	(4.53)	(0.26)	(0.09)	—	(0.35)	8.72	(33.01)	75	0.84	0.84	3.30	119
08-31-2008	17.80	0.32	(1.57)	(1.25)	(0.30)	(2.65)	—	(2.95)	13.60	(7.58)	113	0.82	0.82	2.18	74
08-31-2007	29.94	0.50	1.52	2.02	(0.93)	(13.23)	—	(14.16)	17.80	4.30	145	0.80	0.80	2.25	87

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Real Return Bond Fund

CLASS 1

08-31-2011	13.08	0.41	0.69	1.10	(0.56)	(0.50)	—	(1.06)	13.12	9.03[2]	121	0.80	0.80	3.24	400
08-31-2010	12.10	0.26	1.15	1.41	(0.43)	—	—	(0.43)	13.08	11.90[2]	94	0.77	0.77	2.09	354
08-31-2009	14.15	0.42	(0.55)	(0.13)	(0.42)	(1.50)	—	(1.92)	12.10	0.99	60	0.79	0.79	3.59	628
08-31-2008	13.17	0.60	1.03	1.63	(0.65)	—	—	(0.65)	14.15	12.64	46	0.80	0.80	4.26	992
08-31-2007	13.41	0.55	(0.29)	0.26	(0.46)	(0.04)	—	(0.50)	13.17	1.97[2]	19	0.79	0.79	4.16	197

CLASS NAV

08-31-2011	12.96	0.42	0.67	1.09	(0.57)	(0.50)	—	(1.07)	12.98	9.01[2]	521	0.75	0.75	3.30	400
08-31-2010	11.99	0.27	1.14	1.41	(0.44)	—	—	(0.44)	12.96	11.99[2]	991	0.72	0.72	2.15	354
08-31-2009	14.03	0.43	(0.55)	(0.12)	(0.42)	(1.50)	—	(1.92)	11.99	1.11	1,058	0.74	0.74	3.72	628
08-31-2008	13.07	0.60	1.02	1.62	(0.66)	—	—	(0.66)	14.03	12.63	819	0.75	0.75	4.30	992
08-31-2007	13.32	0.59	(0.34)	0.25	(0.46)	(0.04)	—	(0.50)	13.07	1.95[2]	951	0.74	0.74	4.53	197

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Retirement 2010 Portfolio
CLASS 1

08-31-2011	10.37	0.29[2]	0.24	0.53	(0.10)	(0.05)	—	(0.15)	10.75	5.19[3]	52	0.44	0.16[5]	2.82[2]	109

08-31-2010[6]	10.00	0.09[2]	0.28	0.37	—	—	—	—	10.37	3.70[3,4]	—[8]	308.90[7]	0.16[5,7]	2.55[2,7]	—

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Not annualized. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 0.56% for the periods ended 8-31-11 and 8-31-10, respectively. 6. The inception date for Class 1 shares is 4-30-10. 7. Annualized.
8. Less than $500,000.

The accompanying notes are an integral part of the financial statements.	389

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Retirement 2015 Portfolio
CLASS 1

08-31-2011	10.03	0.23[2]	0.55	0.78	(0.09)	(0.04)	—	(0.13)	10.68	7.85[3]	70	0.41	0.16[4]	2.21[2]	26
08-31-2010[5]	10.00	0.07[2]	(0.04)	0.03	—	—	—	—	10.03	0.30[3,6]	—[8]	315.94[7]	0.16[4,7]	1.96[2,7]	—

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the
Portfolio was as follows: 0.48% – 0.56% for the periods ended 8-31-11 and 8-31-10, respectively. 5. The inception date for Class 1 shares is 4-30-10. 6. Not annualized. 7. Annualized.
8. Less than $500,000.

Retirement 2020 Portfolio
CLASS 1

08-31-2011	9.70	0.17[2]	0.81	0.98	(0.11)	(0.03)	—	(0.14)	10.54	10.13[4]	105	0.32	0.16[6]	1.60[2]	12
08-31-2010[7]	10.00	0.05[2]	(0.35)	(0.30)	—	—	—	—	9.70	(3.00)[3,4]	—[8]	323.16[5]	0.16[5,6]	1.41[2,5]	—

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Not annualized. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Annualized. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 0.56% for the periods ended 8-31-11 and 8-31-10, respectively. 7. The inception date for Class 1 shares is 4-30-10. 8. Less than $500,000.

Retirement 2025 Portfolio
CLASS 1

08-31-2011	9.40	0.12[2]	1.06	1.18	(0.14)	(0.02)	—	(0.16)	10.42	12.57[3]	123	0.30	0.16[6]	1.20[2]	14
08-31-2010[4]	10.00	0.03[2]	(0.63)	(0.60)	—	—	—	—	9.40	(6.00)[3,5]	—[8]	329.87[7]	0.16[6,7]	0.89[2,7]	—

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The inception date for Class 1 shares is 4-30-10.
5. Not annualized. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 0.56% for the periods ended 8-31-11 and 8-31-10, respectively. 7. Annualized. 8. Less than
$500,000.

Retirement 2030 Portfolio
CLASS 1

08-31-2011	9.25	0.09[2]	1.17	1.26	(0.15)	(0.02)	—	(0.17)	10.34	13.56[3]	91	0.35	0.16[4]	0.88[2]	10
08-31-2010[5]	10.00	0.02[2]	(0.77)	(0.75)	—	—	—	—	9.25	(7.50)[3,6]	—[8]	333.40[7]	0.16[4,7]	0.63[2,7]	—

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the
Portfolio was as follows: 0.48% – 0.56% for the periods ended 8-31-11 and 8-31-10, respectively. 5. The inception date for Class 1 shares is 4-30-10. 6. Not annualized. 7. Annualized.
8. Less than $500,000.

Retirement 2035 Portfolio
CLASS 1

08-31-2011	9.15	0.07[2]	1.24	1.31	(0.14)	(0.02)	—	(0.16)	10.30	14.25[4]	75	0.40	0.16[6]	0.72[2]	13
08-31-2010[7]	10.00	0.01[2]	(0.86)	(0.85)	—	—	—	—	9.15	(8.50)[3,4]	—[8]	335.74[5]	0.16[5,6]	0.46[2,5]	—

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Not annualized. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Annualized. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 0.56% for the periods ended 8-31-11 and 8-31-10, respectively. 7. The inception date for Class 1 shares is 4-30-10. 8. Less than $500,000.

Retirement 2040 Portfolio
CLASS 1

08-31-2011	9.12	0.06[2]	1.26	1.32	(0.15)	(0.01)	—	(0.16)	10.28	14.49[3]	50	0.54	0.16[5]	0.55[2]	12
08-31-2010[6]	10.00	0.01[2]	(0.89)	(0.88)	—	—	—	—	9.12	(8.80)[3,4]	—[8]	336.54[7]	0.16[5,7]	0.39[2,7]	—

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Not annualized. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 0.56% for the periods ended 8-31-11 and 8-31-10, respectively. 6. The inception date for Class 1 shares is 4-30-10. 7. Annualized.
8. Less than $500,000.

The accompanying notes are an integral part of the financial statements.	390

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Retirement 2045 Portfolio
CLASS 1

08-31-2011	9.12	0.06[2]	1.26	1.32	(0.15)	(0.01)	—	(0.16)	10.28	14.45[3]	44	0.55	0.16[4]	0.54[2]	5
08-31-2010[5]	10.00	0.01[2]	(0.89)	(0.88)	—	—	—	—	9.12	(8.80)[3,6]	—[8]	336.54[7]	0.16[4,7]	0.39[2,7]	—

1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the
Portfolio was as follows: 0.48% – 0.56% for the periods ended 8-31-11 and 8-31-10, respectively. 5. The inception date for Class 1 shares is 4-30-10. 6. Not annualized. 7. Annualized.
8. Less than $500,000.

Retirement 2050 Portfolio
CLASS 1

08-31-2011[2]	10.00	—[3,4]	(0.86)	(0.86)	—	—	—	—	9.14	(8.60)[5,6]	11	4.34[7]	0.16[7,8]	(0.08)[4,7]	—[9]

1. Based on the average daily shares outstanding. 2. The inception date for Class 1 shares is 4-29-11. 3. Less than ($0.005) per share. 4. Recognition of net investment income by the
Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 5. Not Annualized. 6. Total returns would have been lower had certain expenses not been reduced during the periods shown. 7. Annualized. 8. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 0.56% for the period ended
8-31-11. 9. Less than 0.5%.

Short Term Government Income Fund
CLASS NAV

08-31-2011	10.25	0.11	0.10	0.21	(0.25)	(0.07)	—	(0.32)	10.14	2.16[2]	140	0.64	0.63[3]	1.13	106
08-31-2010	10.14	0.12	0.26	0.38	(0.25)	(0.02)	—	(0.27)	10.25	3.78[2]	136	0.68	0.64	1.22	137
08-31-2009[4]	10.00	0.13	0.01	0.14	—	—	—	—	10.14	1.40[2,5]	25	1.21[6]	0.65[6]	2.02[6]	177

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes the impact of expense recapture which amounted to less than 0.01% of average net assets. See Note 5. 4. The inception date for Class NAV shares is 1-2-09. 5. Not annualized. 6. Annualized.

Small Cap Growth Fund
CLASS NAV

08-31-2011	8.91	(0.07)	2.30	2.23	—	(1.07)	—	(1.07)	10.07	24.62[2]	150	1.12	1.12	(0.64)	144
08-31-2010	8.38	(0.07)	0.60	0.53	—	—	—	—	8.91	6.32[2]	149	1.13	1.13	(0.75)	143
08-31-2009[3]	10.00	(0.04)	(1.58)	(1.62)	—	—	—	—	8.38	(16.20)[4]	122	1.18[5]	1.18[5]	(0.59)[5]	214

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Class
NAV shares is 9-10-08. 4. Not annualized. 5. Annualized.

Small Cap Index Fund
CLASS NAV

08-31-2011	10.37	0.10	2.14	2.24	(0.13)	—	—	(0.13)	12.48	21.53[2]	89	0.55	0.55	0.77	24
08-31-2010	9.88	0.09	0.53	0.62	(0.13)	—	—	(0.13)	10.37	6.24[2]	70	0.53	0.53	0.82	34
08-31-2009	12.96	0.11	(2.95)	(2.84)	(0.09)	(0.15)	—	(0.24)	9.88	(21.60)	100	0.55	0.55	1.33	96
08-31-2008	17.03	0.19	(1.04)	(0.85)	(0.30)	(2.92)	—	(3.22)	12.96	(5.60)[2]	125	0.56	0.56	1.39	86
08-31-2007	15.95	0.20	1.50	1.70	(0.13)	(0.49)	—	(0.62)	17.03	10.70[2]	89	0.54	0.54	1.19	40

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Small Cap Opportunities Fund
CLASS 1

08-31-2011	16.16	0.02	3.84	3.86	—	—	—	—	20.02	23.89[2]	58	1.11	1.02	0.10	34
08-31-2010	15.14	(0.01)	1.06	1.05	(0.03)	—	—	(0.03)	16.16	6.90[2]	48	1.12	1.04	(0.06)	33
08-31-2009	18.87	0.06	(3.57)	(3.51)	(0.22)	—	—	(0.22)	15.14	(18.28)[2]	45	1.21	1.16	0.49	98
08-31-2008	23.45	0.35	(4.53)	(4.18)	(0.33)	(0.07)	—	(0.40)	18.87	(18.09)[2]	25	1.11	1.11	1.62	81
08-31-2007	23.24	0.32	0.83	1.15	(0.31)	(0.63)	—	(0.94)	23.45	4.85[2]	35	1.09	1.09	1.32	48

CLASS NAV

08-31-2011	16.09	0.03	3.82	3.85	—	—	—	—	19.94	23.93[2]	94	1.06	0.97	0.16	34
08-31-2010	15.07	—[3]	1.05	1.05	(0.03)	—	—	(0.03)	16.09	6.98[2]	105	1.07	0.99	(0.01)	33
08-31-2009	18.79	0.09	(3.58)	(3.49)	(0.23)	—	—	(0.23)	15.07	(18.24)[2]	54	1.16	1.11	0.68	98
08-31-2008	23.35	0.47	(4.62)	(4.15)	(0.34)	(0.07)	—	(0.41)	18.79	(18.04)[2]	97	1.06	1.06	1.68	81
08-31-2007	23.14	0.34	0.81	1.15	(0.31)	(0.63)	—	(0.94)	23.35	4.88[2]	194	1.04	1.04	1.37	48

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than ($0.005) per share.

The accompanying notes are an integral part of the financial statements.	391

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Small Cap Value Fund
CLASS NAV

08-31-2011	13.72	0.10	2.75	2.85	(0.10)	(0.66)	—	(0.76)	15.81	20.54[2]	149	1.11	1.11	0.61	16
08-31-2010	12.50	0.07	1.39	1.46	(0.06)	(0.18)	—	(0.24)	13.72	11.72[2]	131	1.14	1.14	0.51	22
08-31-2009[3]	10.00	0.03	2.47	2.50	—	—	—	—	12.50	25.00[2,4]	79	1.32[5]	1.32[5]	0.33[5]	9

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Class
NAV shares is 12-16-08. 4. Not annualized. 5. Annualized.

Small Company Growth Fund
CLASS NAV

08-31-2011	10.46	(0.06)	2.64	2.58	—	—	—	—	13.04	24.67[3]	109	1.07	1.07	(0.44)	46
08-31-2010	9.51	(0.03)[2]	0.99	0.96	—	—	(0.01)	(0.01)	10.46	10.09[3]	116	1.11	1.11	(0.31)[2]	35
08-31-2009	11.95	(0.02)	(2.42)	(2.44)	—	—	—	—	9.51	(20.42)	122	1.13	1.13	(0.24)	58
08-31-2008	13.09	(0.07)	(0.77)	(0.84)	—	(0.30)	—	(0.30)	11.95	(6.57)	169	1.10	1.10	(0.54)	38
08-31-2007	11.09	(0.09)	2.29	2.20	—	(0.20)	—	(0.20)	13.09	20.04	208	1.11	1.11	(0.68)	39

1. Based on the average daily shares outstanding. 2. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the Fund which amounted to $0.02 and 0.22%, respectively. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Small Company Value Fund
CLASS 1

08-31-2011	20.19	0.11	4.12	4.23	(0.13)	—	—	(0.13)	24.29	20.91[2]	112	1.12	1.07	0.42	13
08-31-2010	19.71	0.09	0.58	0.67	(0.19)	—	—	(0.19)	20.19	3.34[2]	98	1.12	1.07	0.42	26
08-31-2009	24.91	0.13	(4.83)	(4.70)	(0.13)	(0.37)	—	(0.50)	19.71	(18.47)[2]	101	1.13	1.08	0.77	23
08-31-2008	25.81	0.13	0.12	0.25	(0.04)	(1.11)	—	(1.15)	24.91	1.15[2]	134	1.12	1.07	0.52	22
08-31-2007	23.66	0.05	2.54	2.59	(0.07)	(0.37)	—	(0.44)	25.81	10.98[2]	144	1.11	1.06	0.20	18

CLASS NAV

08-31-2011	20.17	0.12	4.12	4.24	(0.14)	—	—	(0.14)	24.27	20.97[2]	218	1.07	1.02	0.48	13
08-31-2010	19.69	0.10	0.57	0.67	(0.19)	—	—	(0.19)	20.17	3.39[2]	251	1.07	1.02	0.47	26
08-31-2009	24.89	0.14	(4.83)	(4.69)	(0.14)	(0.37)	—	(0.51)	19.69	(18.43)[2]	262	1.08	1.03	0.84	23
08-31-2008	25.79	0.14	0.12	0.26	(0.05)	(1.11)	—	(1.16)	24.89	1.20[2]	418	1.07	1.02	0.58	22
08-31-2007	23.63	0.06	2.54	2.60	(0.07)	(0.37)	—	(0.44)	25.79	11.04[2]	319	1.06	1.01	0.25	18

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Smaller Company Growth Fund
CLASS NAV

08-31-2011	10.84	(0.07)	2.88	2.81	—	(2.93)	—	(2.93)	10.72	24.23[2]	110	1.14	1.01	(0.54)	87
08-31-2010	10.38	(0.05)	0.51	0.46	—	—	—	—	10.84	4.43[2]	116	1.13	1.00	(0.43)	86
08-31-2009[3]	10.00	(0.04)	0.42	0.38	—	—	—	—	10.38	3.80[2,4]	158	1.29[5]	1.17[5]	(0.47)[5]	70

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Class
NAV shares is 10-7-08. 4. Not annualized. 5. Annualized.

Spectrum Income Fund
CLASS NAV

08-31-2011	10.53	0.43	0.28	0.71	(0.54)	—	—	(0.54)	10.70	6.91[2]	994	0.79	0.76	3.99	74
08-31-2010	10.00	0.47	0.56	1.03	(0.50)	—	—	(0.50)	10.53	10.58[2]	837	0.79	0.76	4.55	79
08-31-2009	10.09	0.48	0.03	0.51	(0.53)	(0.07)	—	(0.60)	10.00	5.85[2]	901	0.83	0.81	5.27	73
08-31-2008	10.51	0.48	(0.26)	0.22	(0.50)	(0.14)	—	(0.64)	10.09	2.06[2]	1,065	0.86	0.83	4.62	67
08-31-2007	10.27	0.47	0.24	0.71	(0.45)	(0.02)	—	(0.47)	10.51	7.00[2]	979	0.88	0.86	4.46	73

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Total Bond Market Fund
CLASS NAV

08-31-2011	10.72	0.35	0.08	0.43	(0.43)	(0.13)	—	(0.56)	10.59	4.32[2]	407	0.52	0.52	3.34	50
08-31-2010	10.42	0.36	0.49	0.85	(0.39)	(0.16)	—	(0.55)	10.72	8.43[2]	524	0.52	0.52	3.47	47
08-31-2009	10.07	0.39	0.34	0.73	(0.37)	(0.01)	—	(0.38)	10.42	7.43	447	0.53	0.53	3.82	91
08-31-2008	10.02	0.46	0.08	0.54	(0.49)	—	—	(0.49)	10.07	5.54[2]	60	0.61	0.57	4.56	97
08-31-2007[3]	10.00	0.40	(0.05)	0.35	(0.33)	—	—	(0.33)	10.02	3.54[2,4]	54	0.62[5]	0.56[5]	4.66[5]	101

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Class
NAV shares is 10-27-06. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.	392

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

			Net real-
			ized and								Net	Expenses	Expenses
	Net asset	Net	unrealized	Total from					Net asset		assets,	before	including	Net
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	reductions	reductions	investment	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	and amounts	and amounts	income	turnover
Period ended	of period ($)	(loss) ($)[1]	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	recaptured (%)	recaptured (%)	(loss) (%)	(%)

Total Return Fund
CLASS 1

08-31-2011	15.04	0.30	0.03	0.33	(0.56)	(0.70)	—	(1.26)	14.11	2.43[2]	363	0.78	0.78	2.12	417
08-31-2010	14.02	0.28	1.38	1.66	(0.47)	(0.17)	—	(0.64)	15.04	12.22[2]	349	0.77	0.77	1.99	379
08-31-2009	14.11	0.50	1.05	1.55	(0.67)	(0.97)	—	(1.64)	14.02	12.65	234	0.78	0.78	3.81	289
08-31-2008	13.79	0.61	0.44	1.05	(0.68)	(0.05)	—	(0.73)	14.11	7.78[2]	160	0.79	0.79	4.32	121
08-31-2007	13.78	0.64	(0.06)	0.58	(0.54)	(0.03)	—	(0.57)	13.79	4.26	126	0.83[3,4]	0.83[3,4]	4.67	349

CLASS NAV

08-31-2011	15.00	0.31	0.03	0.34	(0.57)	(0.70)	—	(1.27)	14.07	2.49[2]	1,920	0.73	0.73	2.16	417
08-31-2010	13.99	0.29	1.36	1.65	(0.47)	(0.17)	—	(0.64)	15.00	12.22[2]	1,832	0.72	0.72	2.02	379
08-31-2009	14.08	0.52	1.04	1.56	(0.68)	(0.97)	—	(1.65)	13.99	12.75	1,547	0.73	0.73	3.91	289
08-31-2008	13.75	0.62	0.45	1.07	(0.69)	(0.05)	—	(0.74)	14.08	7.93[2]	1,680	0.74	0.74	4.37	121
08-31-2007	13.75	0.65	(0.08)	0.57	(0.54)	(0.03)	—	(0.57)	13.75	4.26	1,400	0.78[3,4]	0.78[3,4]	4.77	349

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes interest expense on securities sold short. Excluding interest expense, the ratio for Class 1 and Class NAV shares would have been 0.81% and 0.76%, respectively. 4. Includes interest and fees on inverse floaters. Excluding this expense the ratio for Class 1 and Class NAV would have been 0.82% and 0.77%, respectively.

U.S. Equity Fund (formerly U.S. Multi-Sector Fund)
CLASS NAV

08-31-2011	8.30	0.14	1.52	1.66	(0.12)	—	—	(0.12)	9.84	20.03[2]	1,049	0.79	0.79	1.47	72
08-31-2010	8.25	0.12	0.05	0.17	(0.12)	—	—	(0.12)	8.30	1.92[2]	902	0.79	0.79	1.33	34
08-31-2009	9.65	0.13	(1.33)	(1.20)	(0.20)	—	—	(0.20)	8.25	(12.22)	870	0.81	0.81	1.72	67
08-31-2008	11.29	0.13	(1.28)	(1.15)	(0.14)	(0.35)	—	(0.49)	9.65	(10.64)	904	0.79	0.79	1.25	84
08-31-2007	10.41	0.13	0.90	1.03	(0.10)	(0.05)	—	(0.15)	11.29	9.93	1,524	0.80	0.80	1.19	72

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

U.S. High Yield Bond Fund
CLASS 1

08-31-2011	12.62	0.91	(0.07)	0.84	(0.97)	—	—	(0.97)	12.49	6.77[2]	67	0.82	0.82	7.11	53
08-31-2010	11.74	0.97	0.91	1.88	(1.00)	—	—	(1.00)	12.62	16.57[2]	52	0.81	0.81	7.84	34
08-31-2009	12.09	1.01	(0.44)	0.57	(0.92)	—	—	(0.92)	11.74	6.40	34	0.82	0.82	9.59	48
08-31-2008	12.87	0.92	(0.76)	0.16	(0.94)	—[3]	—	(0.94)	12.09	1.25	6	0.82	0.82	7.43	59
08-31-2007	13.05	0.95	(0.18)	0.77	(0.95)	—[3]	—	(0.95)	12.87	5.94	4	0.84	0.84	7.25	86

CLASS NAV

08-31-2011	12.62	0.92	(0.08)	0.84	(0.98)	—	—	(0.98)	12.48	6.74[2]	458	0.77	0.77	7.17	53
08-31-2010	11.74	0.97	0.92	1.89	(1.01)	—	—	(1.01)	12.62	16.63[2]	697	0.76	0.76	7.89	34
08-31-2009	12.09	0.99	(0.41)	0.58	(0.93)	—	—	(0.93)	11.74	6.46	743	0.77	0.77	9.56	48
08-31-2008	12.87	0.93	(0.77)	0.16	(0.94)	—[3]	—	(0.94)	12.09	1.31	523	0.77	0.77	7.48	59
08-31-2007	13.05	0.96	(0.18)	0.78	(0.96)	—[3]	—	(0.96)	12.87	6.02	392	0.79	0.79	7.31	86

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than ($0.005) per share.

Value Fund
CLASS NAV

08-31-2011	8.59	0.09	1.35	1.44	(0.07)	(0.59)	—	(0.66)	9.37	16.42[2]	160	0.80	0.79	0.88	41
08-31-2010	7.77	0.09	0.80	0.89	(0.07)	—	—	(0.07)	8.59	11.40[2]	145	0.80	0.80	1.02	60
08-31-2009	9.53	0.08	(1.77)	(1.69)	(0.07)	—	—	(0.07)	7.77	(17.56)	122	0.87	0.87	1.24	59
08-31-2008	11.43	0.08	(1.20)	(1.12)	(0.06)	(0.72)	—	(0.78)	9.53	(10.48)[2]	26	1.08	0.99	0.79	76
08-31-2007[3]	10.00	0.08	1.36	1.44	(0.01)	—	—	(0.01)	11.43	14.45[2,4]	14	1.40[5]	0.99[5]	0.88[5]	70

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Class
NAV shares is 10-27-06. 4. Not annualized. 5. Annualized.

Value & Restructuring Fund
CLASS NAV

08-31-2011	9.14	0.15	1.71	1.86	(0.16)	—	—	(0.16)	10.84	20.21[2]	379	0.85	0.85	1.29	28
08-31-2010	8.69	0.15[3]	0.43	0.58	(0.13)	—	—	(0.13)	9.14	6.56[2]	503	0.85	0.85	1.50[3]	25
08-31-2009	11.98	0.14	(3.31)	(3.17)	(0.12)	—	—	(0.12)	8.69	(26.21)	514	0.87	0.87	1.82	29
08-31-2008	12.92	0.14	(0.85)	(0.71)	(0.19)	(0.04)	—	(0.23)	11.98	(5.68)	568	0.86	0.86	1.10	14
08-31-2007	11.08	0.18[4]	1.82	2.00	(0.12)	(0.04)	—	(0.16)	12.92	18.12	395	0.86	0.86	1.40[4]	19

1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income
(loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the Fund, which amounted to $0.03 per share and 0.30%, respectively.
4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the Fund, which amounted to $0.04 per share and 0.31%, respectively.

The accompanying notes are an integral part of the financial statements.	393

John Hancock Funds II

Notes to Financial Statements

1. ORGANIZATION John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the Funds), sixty-six of which are presented in this report. Each Fund, with the exception of Global Agribusiness Fund, Global Bond Fund, Global Infrastructure Fund, Global Real Estate Fund, Real Estate Equity Fund, Real Estate Securities Fund, Real Return Bond Fund and U.S. Equity Fund, is diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

The Funds may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Class A shares are open to all investors. Class I shares are offered to institutions and certain investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to the John Hancock Lifestyle and Lifecycle Portfolios, and other affiliated John Hancock funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, state registration fees, printing and postage and transfer agent fees for each class may differ. Core Diversified Growth & Income Portfolio, Core Fundamental Holdings Portfolio, Core Global Diversification Portfolio, Lifecycle 2050 Portfolio, and Retirement 2010 Portfolio, Retirement 2015 Portfolio, Retirement 2020 Portfolio, Retirement 2025 Portfolio, Retirement 2030 Portfolio, Retirement 2035 Portfolio, Retirement 2040 Portfolio, Retirement 2045 Portfolio and Retirement 2050 Portfolio (Retirement Portfolios) are series of the Trust and operate as “funds of funds” that invest in other series of the Trust and certain other investments.

The accounting policies of the underlying funds of the Funds are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 and jhfunds.com, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Effective June 27, 2011, U.S. Equity Fund changed its name from U.S. Multi Sector Fund.

New portfolios International Growth Stock Fund and Mutual Shares Fund commenced operations on September 16, 2010. Capital Appreciation Value Fund commenced operation on January 6, 2011. Lifecycle 2050 Portfolio and Retirement 2050 Portfolio commenced operations on April 29, 2011.

2. SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security valuation Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Funds’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates, credit quality and fundamental financial data of the underlying issuer. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

High Income Fund held securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single sourced prices is that when markets are less liquid, the price realized upon sale may be different than the price to value the security and the difference could be material to the Fund. The percentage of single source only securities held by the Fund at August 31, 2011 amounted to 8.97% of net assets.

As of August 31, 2011, all investments for All Cap Core Fund, All Cap Value Fund, Core Diversified Growth & Income Portfolio, Core Fundamental Holdings Portfolio, Core Global Diversification Portfolio, Index 500 Fund, Large Cap Fund, Lifecycle 2050 Portfolio, Mid Cap Index Fund, Optimized Value Fund, Retirement 2010 Portfolio, Retirement 2015 Portfolio, Retirement 2020 Portfolio, Retirement 2025 Portfolio, Retirement 2030 Portfolio, Retirement 2035 Portfolio, Retirement 2040 Portfolio, Retirement 2045 Portfolio, Retirement 2050 Portfolio, Real Estate Securities Fund, Small Cap Opportunities Fund, Small Company Growth Fund, U.S. Equity Fund and Value Fund are categorized as Level 1 under the hierarchy described above. Also, all investments of Mid Cap Growth Index Fund, Mid Cap Value Index Fund, Small Cap Growth Fund and Small Cap Value Fund are categorized as Level 1 under the hierarchy described above except for repurchase agreements and/or short term discount notes which are categorized as Level 2. All investments for Short Term Government Income Fund are categorized as Level 2 under the hierarchy described above.

The following is a summary of the values by input classification of the Funds’ investments as of August 31, 2011, by major security category or type:

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Active Bond Fund

U.S. Government & Agency Obligations	$447,190,412	—	$447,190,412	—
Foreign Government Obligations	145,049	—	145,049	—
Corporate Bonds	516,025,349	—	515,226,275	$799,074
Capital Preferred Securities	12,780,389	—	12,780,389	—
Convertible Bonds	649,086	—	649,086	—
Term Loans	3,929,284	—	3,929,284	—
Municipal Bonds	2,971,834	—	2,971,834	—
Collateralized Mortgage Obligations	164,346,622	—	163,594,957	751,665
Asset Backed Securities	34,444,127	—	31,536,387	2,907,740
Common Stocks	12,477	—	110	12,367
Preferred Securities	4,669,938	$3,990,244	437,643	242,051

394

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Active Bond Fund (continued)

Securities Lending Collateral	$3,919,544	$3,919,544	—	—
Short-Term Investments	146,021,472	146,021,472	—	—

Total Investments in Securities	$1,337,105,583	$153,931,260	$1,178,461,426	$4,712,897
Other Financial Instruments:
Futures	16,438	16,438	—	—
Forward Foreign Currency Contracts	(29,550)	—	(29,550)	—

Alpha Opportunities Fund

Common Stocks
Consumer Discretionary	$238,552,685	$230,848,981	$7,703,704	—
Consumer Staples	140,125,831	121,138,836	18,986,995	—
Energy	127,908,442	103,685,227	24,223,215	—
Financials	140,902,765	114,658,218	26,244,547	—
Health Care	170,230,560	165,669,243	4,561,317	—
Industrials	165,260,039	152,259,377	13,000,662	—
Information Technology	286,923,084	276,493,880	10,429,204	—
Materials	135,264,866	113,240,749	21,915,546	$108,571
Telecommunication Services	7,111,372	7,111,372	—	—
Utilities	13,772,195	13,042,331	729,864	—
Preferred Securities
Consumer Staples	1,275,912	1,275,912	—	—
Financials	27,719	27,719	—	—
Securities Lending Collateral	194,109,259	194,109,259	—	—
Short-Term Investments	108,000,000	—	108,000,000	—

Total Investments in Securities	$1,729,464,729	$1,493,561,104	$235,795,054	$108,571
Other Financial Instruments:
Forward Foreign Currency Contracts	(178,851)	—	(178,851)	—

Blue Chip Growth Fund

Common Stocks
Consumer Discretionary	$519,370,128	$519,370,128	—	—
Consumer Staples	14,748,071	14,748,071	—	—
Energy	196,582,810	196,582,810	—	—
Financials	202,502,235	202,354,065	$148,170	—
Health Care	201,447,178	201,447,178	—	—
Industrials	362,054,665	362,054,665	—	—
Information Technology	721,403,483	682,530,121	23,930,073	$14,943,289
Materials	97,625,322	97,625,322	—	—
Telecommunication Services	45,870,512	45,870,512	—	—
Securities Lending Collateral	87,687,925	87,687,925	—	—
Short-Term Investments	16,371,552	16,371,552	—	—

Total Investments in Securities	$2,465,663,881	$2,426,642,349	$24,078,243	$14,943,289

Capital Appreciation Fund

Common Stocks
Consumer Discretionary	$464,774,971	$411,996,407	$52,778,564	—
Consumer Staples	128,051,850	128,051,850	—	—
Energy	130,561,531	130,561,531	—	—
Financials	55,822,670	55,822,670	—	—
Health Care	241,427,167	241,427,167	—	—
Industrials	141,950,944	141,950,944	—	—
Information Technology	617,110,775	605,965,874	11,144,901	—
Materials	69,158,650	69,158,650	—	—
Telecommunication Services	26,069,857	26,069,857	—	—
Securities Lending Collateral	116,451,351	116,451,351	—	—
Short-Term Investments	54,253,879	54,253,879	—	—

Total Investments in Securities	$2,045,633,645	$1,981,710,180	$63,923,465	—

395

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Capital Appreciation Value Fund

Common Stocks
Consumer Discretionary	$43,896,500	$43,896,500	—	—
Consumer Staples	39,425,397	39,425,397	—	—
Energy	40,025,311	40,025,311	—	—
Financials	47,057,164	43,560,621	$3,496,543	—
Health Care	37,525,261	37,525,261	—	—
Industrials	50,871,180	45,261,934	5,609,246	—
Information Technology	44,413,286	44,413,286	—	—
Materials	1,088,871	1,088,871	—	—
Telecommunication Services	9,865,472	9,865,472	—	—
Utilities	3,300,009	3,300,009	—	—
Preferred Securities
Consumer Discretionary	3,096,851	3,096,851	—	—
Financials	1,778,616	1,778,616	—	—
Utilities	760,330	760,330	—	—
Corporate Bonds
Consumer Discretionary	5,029,601	—	5,029,601	—
Consumer Staples	516,202	—	516,202	—
Energy	1,517,988	—	1,517,988	—
Financials	165,375	—	165,375	—
Industrials	8,463,499	—	8,463,499	—
Information Technology	352,500	—	352,500	—
Telecommunication Services	903,700	—	903,700	—
Utilities	708,525	—	708,525	—
Convertible Bonds
Consumer Discretionary	2,322,609	—	2,322,609	—
Energy	809,606	—	809,606	—
Financials	1,339,000	—	1,339,000	—
Health Care	215,469	—	215,469	—
Industrials	722,100	—	722,100	—
Information Technology	2,146,345	—	2,146,345	—
Materials	729,600	—	729,600	—
Telecommunication Services	233,768	—	233,768	—
Term Loans
Consumer Discretionary	26,146,206	—	26,146,206	—
Consumer Staples	1,422,600	—	1,422,600	—
Financials	4,143,387	—	4,143,387	—
Health Care	3,717,377	—	3,717,377	—
Industrials	1,280,000	—	1,280,000	—
Information Technology	2,750,518	—	2,750,518	—
Materials	1,473,767	—	1,473,767	—
Telecommunication Services	7,883,694	—	7,883,694	—
Securities Lending Collateral	8,788,372	8,788,372	—	—
Short-Term Investments	35,880,156	35,880,156	—	—

Total Investments in Securities	$442,766,212	$358,666,987	$84,099,225	—

Core Bond Fund

U.S. Government & Agency Obligations	$359,183,173	—	$359,183,173	—
Foreign Government Obligations	9,539,787	—	9,539,787	—
Corporate Bonds	109,527,072	—	109,527,072	—
Municipal Bonds	6,773,222	—	6,773,222	—
Capital Preferred Securities	650,606	—	650,606	—
Collateralized Mortgage Obligations	115,966,835	—	115,966,835	—
Asset Backed Securities	28,663,778	—	28,663,778	—
Securities Lending Collateral	5,593,629	$5,593,629	—	—
Short-Term Investments	33,487,510	33,487,510	—	—

Total Investments in Securities	$669,385,612	$39,081,139	$630,304,473	—
Sale Commitments Outstanding	(18,736,078)	—	(18,736,078)	—

396

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Emerging Markets Debt Fund

Foreign Government Obligations
Argentina	$771,875	—	$771,875	—
Brazil	289,500	—	289,500	—
Canada	644,294	—	644,294	—
Chile	159,645	—	159,645	—
Colombia	175,875	—	175,875	—
Mexico	145,762	—	145,762	—
Peru	195,750	—	195,750	—
Philippines	313,952	—	313,952	—
Ukraine	194,240	—	194,240	—
Uruguay	330,625	—	330,625	—
Corporate Bonds
Argentina	1,090,056	—	1,090,056	—
Australia	94,500	—	94,500	—
Brazil	1,496,655	—	1,496,655	—
Canada	102,500	—	102,500	—
Cayman Islands	2,087,760	—	2,087,760	—
Chile	456,667	—	456,667	—
China	199,500	—	199,500	—
Hong Kong	545,999	—	545,999	—
India	92,289	—	92,289	—
Indonesia	208,000	—	208,000	—
Ireland	98,250	—	98,250	—
Jamaica	100,000	—	100,000	—
Luxembourg	138,750	—	138,750	—
Mexico	812,875	—	812,875	—
Netherlands	1,261,990	—	1,261,990	—
Peru	410,500	—	410,500	—
Russia	194,760	—	194,760	—
Singapore	347,499	—	347,499	—
South Africa	214,600	—	214,600	—
South Korea	50,220	—	—	$50,220
United Arab Emirates	204,500	—	204,500	—
United Kingdom	191,000	—	191,000	—
United States	1,012,396	—	1,012,396	—

Total Investments in Securities	$14,632,784	—	$14,582,564	$50,220
Other Financial Instruments:
Forward Foreign Currency Contracts	(26,203)	—	(26,203)	—

Equity-Income Fund

Common Stocks
Consumer Discretionary	$204,842,495	$200,612,414	$4,230,081	—
Consumer Staples	122,332,903	122,332,903	—	—
Energy	198,350,294	198,350,294	—	—
Financials	282,973,390	282,973,390	—	—
Health Care	89,857,747	89,857,747	—	—
Industrials	175,191,775	175,191,775	—	—
Information Technology	115,788,059	115,788,059	—	—
Materials	84,369,439	84,369,439	—	—
Telecommunication Services	64,015,467	51,419,286	12,596,181	—
Utilities	127,910,245	127,910,245	—	—
Preferred Securities
Consumer Discretionary	9,317,619	9,317,619	—	—
Securities Lending Collateral	124,883,540	124,883,540	—	—
Short-Term Investments	50,190,702	50,190,702	—	—

Total Investments in Securities	$1,650,023,675	$1,633,197,413	$16,826,262	—

397

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Fundamental Value Fund

Common Stocks
Consumer Discretionary	$95,564,364	$90,252,739	$5,311,625	—
Consumer Staples	250,530,015	230,040,917	20,489,098	—
Energy	208,559,626	200,521,787	8,037,839	—
Financials	451,050,048	408,762,110	42,287,938	—
Health Care	182,451,937	167,117,514	15,334,423	—
Industrials	81,702,127	47,324,366	34,377,761	—
Information Technology	98,074,842	98,074,842	—	—
Materials	86,181,459	67,011,271	18,439,243	$730,945
Telecommunication Services	3,071,699	3,071,699	—	—
Commercial Paper
Financials	64,668,617	—	64,668,617	—
Convertible Bonds
Materials	611,291	—	611,291	—
Preferred Securities
Materials	326,131	326,131	—	—
Securities Lending Collateral	43,977,020	43,977,020	—	—

Total Investments in Securities	$1,566,769,176	$1,356,480,396	$209,557,835	$730,945

Global Agribusiness Fund

Common Stocks
Australia	$27,143	—	$27,143	—
Brazil	136,312	$136,312	—	—
Canada	601,828	601,828	—	—
Cayman Islands	27,900	27,900	—	—
Chile	57,852	57,852	—	—
Germany	21,091	—	21,091	—
Indonesia	103,231	—	103,231	—
Ireland	45,399	—	45,399	—
Japan	13,308	—	13,308	—
Malaysia	42,275	—	42,275	—
Netherlands	62,928	62,928	—	—
Norway	138,424	138,424	—	—
Singapore	142,546	—	142,546	—
Switzerland	231,082	231,082	—	—
United Kingdom	68,713	—	68,713	—
United States	1,210,486	1,210,486	—	—
Warrants	953	953	—	—

Total Investments in Securities	$2,931,471	$2,467,765	$463,706	—

Global Bond Fund

Foreign Government Obligations	$192,759,812	—	$192,759,812	—
Corporate Bonds	389,910,639	—	388,050,915	$1,859,724
U.S. Government & Agency Obligations	179,350,113	—	179,350,113	—
Municipal Bonds	30,797,298	—	30,797,298	—
Term Loans	5,941,509	—	5,941,509	—
Capital Preferred Securities	2,423,517	—	2,423,517	—
Collateralized Mortgage Obligations	125,691,305	—	125,691,305	—
Asset Backed Securities	36,009,242	—	33,607,917	2,401,325
Preferred Securities	127,782	$127,782	—	—
Options Purchased	16	—	16	—
Certificate of Deposit	5,063,209	—	5,063,209	—
Short-Term Investments	42,928,175	—	42,928,175	—

Total Investments in Securities	$1,011,002,617	$127,782	$1,006,613,786	$4,261,049
Other Financial Instruments:
Futures	1,481,998	1,481,998	—	—
Forward Foreign Currency Contracts	(1,956,907)	—	(1,956,907)	—
Written Options	(555,314)	(226,472)	(167,512)	(161,330)
Interest Rate Swaps	531,164	—	531,164	—
Credit Default Swaps	(3,849,418)	—	(3,849,418)	—

398

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Global Infrastructure Fund

Common Stocks
Australia	$58,453	—	$58,453	—
Belgium	28,299	—	28,299	—
Bermuda	5,382	$5,382	—	—
Brazil	82,620	82,620	—	—
Canada	551,265	551,265	—	—
France	114,794	44,016	70,778	—
Germany	153,399	41,686	111,713	—
Hong Kong	73,321	—	73,321	—
Indonesia	21,481	—	21,481	—
Italy	180,711	—	180,711	—
Japan	7,121	—	7,121	—
Netherlands	59,940	25,025	34,915	—
Portugal	19,803	19,803	—	—
Singapore	35,513	—	35,513	—
Spain	49,302	—	49,302	—
Sweden	11,453	—	11,453	—
Switzerland	17,185	$17,185	—	—
Thailand	74,657	—	74,657	—
United Kingdom	145,168	58,837	86,331	—
United States	788,959	788,959	—	—
Rights	2,449	2,449	—	—

Total Investments in Securities	$2,481,275	$1,637,227	$844,048	—

Global Real Estate Fund

Common Stocks
Australia	$41,131,395	—	$41,131,395	—
Brazil	1,408,869	$1,408,869	—	—
Canada	18,381,889	18,381,889	—	—
China	5,994,892	—	5,994,892	—
Finland	2,560,602	—	2,560,602	—
France	15,008,090	—	15,008,090	—
Germany	2,565,070	—	2,565,070	—
Guernsey, C.I.	404,202	—	404,202	—
Hong Kong	65,156,785	—	65,156,785	—
Italy	2,495,526	—	2,495,526	—
Japan	49,003,949	—	49,003,949	—
Jersey, C.I.	4,156,252	—	4,156,252	—
Netherlands	9,090,535	—	9,090,535	—
Norway	2,696,149	—	2,696,149	—
Philippines	859,855	—	859,855	—
Singapore	16,957,338	—	16,957,338	—
South Africa	703,092	—	703,092	—
Sweden	4,036,871	—	4,036,871	—
Switzerland	2,887,357	—	2,887,357	—
United Kingdom	23,776,506	—	23,776,506	—
United States	216,285,042	216,285,042	—	—
Securities Lending Collateral	31,264,193	31,264,193	—	—

Total Investments in Securities	$516,824,459	$267,339,993	$249,484,466	—

Heritage Fund

Common Stocks
Consumer Discretionary	$34,339,559	$34,339,559	—	—
Consumer Staples	14,059,540	14,059,540	—	—
Energy	15,721,226	15,721,226	—	—
Financials	5,324,266	5,324,266	—	—
Health Care	25,164,157	24,073,370	$1,090,787	—
Industrials	25,099,484	25,099,484	—	—
Information Technology	32,921,005	31,864,306	1,056,699	—
Materials	8,686,494	8,686,494	—	—
Telecommunication Services	3,404,403	3,404,403	—	—
Utilities	1,668,720	1,668,720	—	—

399

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs

Heritage Fund (continued)
Securities Lending Collateral	$18,336,961	$18,336,961	—	—
Short-Term Investments	2,058,179	2,058,179	—	—

Total Investments in Securities	$186,783,994	$184,636,508	$2,147,486	—
Other Financial Instruments:
Forward Foreign Currency Contracts	1,623	—	1,623	—

High Income Fund

Corporate Bonds	$105,940,279	—	$93,395,616	$12,544,663
Convertible Bonds	92,149,988	—	92,149,988	—
Term Loans	25,309,587	—	25,309,587	—
Collateralized Mortgage Obligations	712,277	—	461,685	250,592
Common Stocks	51,392,629	$44,075,201	1,296,508	6,020,920
Preferred Securities	54,165,000	20,079,307	21,533,188	12,552,505
Warrants	602,181	602,181	—	—
Short-Term Investments	46,538	—	46,538	—

Total Investments in Securities	$330,318,479	$64,756,689	$234,193,110	$31,368,680
Other Financial Instruments:
Forward Foreign Currency Contracts	(60,610)	—	(60,610)	—

High Yield Fund

Foreign Government Obligations	$34,737,689	—	$34,653,051	$84,638
Corporate Bonds	692,479,628	—	687,025,628	5,454,000
Capital Preferred Securities	12,378,231	—	12,378,231	—
Convertible Bonds	10,115,650	—	10,115,650	—
Term Loans	28,429,509	—	28,420,315	9,194
Common Stocks	27,412,478	$18,173,398	—	9,239,080
Preferred Securities	37,463,155	33,792,632	2,706,023	964,500
Warrants	1,698,996	1,419,566	160,465	118,965
Securities Lending Collateral	27,269,012	27,269,012	—	—
Short-Term Investments	24,993,163	—	24,993,163	—

Total Investments in Securities	$896,977,511	$80,654,608	$800,452,526	$15,870,377
Other Financial Instruments:
Futures	(205,836)	(205,836)	—	—
Forward Foreign Currency Contracts	(464,486)	—	(464,486)	—

International Equity Index Fund

Common Stocks
Australia	$26,775,764	—	$26,775,764	—
Austria	1,009,557	—	1,009,557	—
Belgium	3,052,969	—	3,052,969	—
Bermuda	308,671	—	308,671	—
Brazil	7,753,084	$7,753,084	—	—
Canada	37,311,901	37,311,901	—	—
Chile	1,764,972	1,764,972	—	—
China	14,322,844	—	14,322,844	—
Colombia	1,044,919	1,044,919	—	—
Cyprus	48,775	—	48,775	—
Czech Republic	426,810	—	426,810	—
Denmark	3,147,461	—	3,147,461	—
Egypt	306,964	—	306,964	—
Finland	3,018,230	—	3,018,230	—
France	27,676,750	—	27,676,750	—
Germany	22,520,332	—	22,520,332	—
Greece	469,628	—	469,628	—
Hong Kong	13,726,906	—	13,722,370	$4,536
Hungary	430,503	—	430,503	—
India	7,799,851	7,539,240	260,611	—
Indonesia	3,344,236	65,326	3,278,910	—
Ireland	2,126,283	39,524	2,086,759	—
Israel	2,188,357	—	2,188,357	—
Italy	7,307,232	—	7,307,232	—
Japan	64,476,786	—	64,476,786	—
Jersey, C.I.	296,927	—	296,927	—

400

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
International Equity Index Fund (continued)

Luxembourg	$1,350,674	—	$1,350,674	—
Macau	372,650	—	372,650	—
Malaysia	3,417,741	—	3,417,741	—
Mauritius	52,814	—	52,814	—
Mexico	5,323,013	$5,134,909	188,104	—
Netherlands	14,464,876	—	14,464,876	—
New Zealand	437,153	—	437,153	—
Norway	2,464,046	—	2,464,046	—
Peru	650,094	650,094	—	—
Philippines	714,483	—	714,483	—
Poland	1,733,969	—	1,733,969	—
Portugal	793,441	—	793,441	—
Russia	7,277,530	5,133,700	2,143,830	—
Singapore	5,480,843	—	5,480,843	—
South Africa	8,437,005	—	8,437,005	—
South Korea	15,113,591	164,871	14,948,720	—
Spain	10,477,720	—	10,477,720	—
Sweden	8,750,514	—	8,750,514	—
Switzerland	28,655,764	—	28,655,764	—
Taiwan	9,238,665	—	9,238,665	—
Thailand	1,892,784	—	1,892,784	—
Turkey	1,404,796	—	1,404,796	—
Ukraine	46,640	—	46,640	—
United Kingdom	57,975,747	36,631	57,939,116	—
United States	592,860	174,692	418,168	—
Venezuela	460,541	—	460,541	—
Preferred Securities
Brazil	9,334,221	9,334,221	—	—
Germany	1,546,048	—	1,546,048	—
South Korea	459,507	—	459,507	—
Rights	7,752	7,752	—	—
Warrants	1,954	1,954	—	—
Securities Lending Collateral	17,797,235	17,797,235	—	—
Short-Term Investments	16,272,241	16,272,241	—	—

Total Investments in Securities	$485,655,624	$110,227,266	$375,423,822	$4,536
Other Financial Instruments:
Futures	(739,085)	(739,085)	—	—
Forward Foreign Currency Contracts	193,291	—	193,291	—

International Growth Stock Fund

Common Stocks
Australia	$19,151,449	—	$19,151,449	—
Belgium	4,700,124	—	4,700,124	—
Brazil	6,091,268	$6,091,268	—	—
Canada	15,842,070	15,842,070	—	—
China	4,804,543	—	4,804,543	—
Denmark	3,742,992	—	3,742,992	—
France	20,252,103	—	20,252,103	—
Germany	14,885,526	—	14,885,526	—
Hong Kong	5,703,179	—	5,703,179	—
India	2,275,977	2,275,977	—	—
Ireland	5,390,067	—	5,390,067	—
Israel	4,235,471	4,235,471	—	—
Japan	27,596,746	—	27,596,746	—
Mexico	8,922,767	8,922,767	—	—
Netherlands	11,161,301	974,465	10,186,836	—
Russia	2,904,627	—	2,904,627	—
Singapore	7,334,083	—	7,334,083	—
South Korea	8,017,746	—	8,017,746	—
Sweden	9,812,721	—	9,812,721	—
Switzerland	25,152,322	—	25,152,322	—
Taiwan	3,879,888	—	3,879,888	—

401

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs

International Growth Stock Fund (continued)

Turkey	$1,967,947	—	$1,967,947	—
United Kingdom	42,043,419	—	42,043,419	—
Preferred Securities
Germany	2,285,992	—	2,285,992	—
Short-Term Investments	23,392,787	$23,392,787	—	—

Total Investments in Securities	$281,547,115	$61,734,805	$219,812,310	—

International Opportunities Fund

Common Stocks
Argentina	$13,400,477	$13,400,477	—	—
Belgium	13,506,554	—	$13,506,554	—
Brazil	31,695,265	31,695,265	—	—
Canada	39,774,232	39,774,232	—	—
China	34,158,510	27,381,865	6,776,645	—
Denmark	15,306,864	—	15,306,864	—
France	30,839,691	—	30,839,691	—
Germany	25,281,856	—	25,281,856	—
Hong Kong	38,763,323	—	38,763,323	—
India	7,402,553	7,402,553	—	—
Ireland	27,671,643	9,068,446	18,603,197	—
Italy	2,201,558	—	2,201,558	—
Japan	61,004,885	—	61,004,885	—
Luxembourg	14,473,463	14,473,463	—	—
Mexico	6,316,911	6,316,911	—	—
Netherlands	33,571,549	16,132,223	17,439,326	—
Singapore	9,085,407	—	9,085,407	—
Spain	13,463,568	—	13,463,568	—
Sweden	2,834,473	—	2,834,473	—
Switzerland	69,834,789	—	69,834,789	—
Taiwan	16,129,814	16,129,814	—	—
United Kingdom	62,222,051	—	62,222,051	—
United States	9,837,252	9,837,252	—	—
Short-Term Investments	21,677,238	21,677,238	—	—

Total Investments in Securities	$600,453,926	$213,289,739	$387,164,187	—
Other Financial Instruments:
Forward Foreign Currency Contracts	(1,960,324)	—	(1,960,324)	—

International Small Cap Fund

Common Stocks
Australia	$15,235,902	—	$15,235,902	—
Austria	4,649,800	—	4,649,800	—
Bahamas	5,543,513	$5,543,513	—	—
Belgium	5,015,705	—	5,015,705	—
Canada	25,900,241	25,900,241	—	—
China	8,619,186	—	8,619,186	—
Finland	9,009,274	—	9,009,274	—
Germany	8,793,692	—	8,793,692	—
Greece	7,026,648	—	7,026,648	—
Hong Kong	26,281,820	—	26,281,820	—
India	740,978	—	740,978	—
Japan	39,057,691	—	39,057,691	—
Liechtenstein	3,987,550	—	3,987,550	—
Netherlands	25,595,156	—	25,595,156	—
Norway	6,000,778	—	6,000,778	—
Singapore	341,957	—	341,957	—
South Korea	24,408,789	—	24,408,789	—
Spain	6,275,183	—	6,275,183	—
Sweden	2,215,207	—	2,215,207	—
Switzerland	8,311,335	—	8,311,335	—
Taiwan	11,497,580	—	11,497,580	—
Thailand	11,847,573	—	11,847,573	—
United Kingdom	35,018,495	—	35,018,495	—
United States	4,302,513	4,302,513	—	—

402

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
International Small Cap Fund (continued)

Securities Lending Collateral	$8,810,311	$8,810,311	—	—
Short-Term Investments	8,500,000	—	$8,500,000	—

Total Investments in Securities	$312,986,877	$44,556,578	$268,430,299	—

International Small Company Fund

Common Stocks
Australia	$16,011,894	$320,100	$15,575,415	$116,379
Austria	1,455,605	—	1,455,605	—
Belgium	2,172,715	—	2,172,715	—
Bermuda	1,004,272	99,199	905,073	—
Canada	23,409,161	23,400,718	8,393	50
Cayman Islands	7,626	—	7,626	—
China	227,759	—	227,759	—
Cyprus	404,434	—	404,434	—
Denmark	1,942,281	—	1,942,281	—
Finland	4,177,614	—	4,177,614	—
France	6,971,333	—	6,971,333	—
Gabon	19,247	—	19,247	—
Germany	9,076,948	75,902	9,001,046	—
Gibraltar	139,979	—	139,979	—
Greece	1,255,377	—	1,255,377	—
Hong Kong	4,867,801	16,827	4,798,882	52,092
Ireland	1,935,641	—	1,934,459	1,182
Israel	1,644,212	8,456	1,635,756	—
Italy	5,251,120	—	5,251,120	—
Japan	44,192,689	—	44,192,689	—
Jersey, C.I.	11,631	—	11,631	—
Liechtenstein	62,069	—	62,069	—
Luxembourg	157,895	—	157,895	—
Malaysia	28,917	—	28,917	—
Monaco	53,456	—	53,456	—
Netherlands	3,005,270	—	3,005,270	—
New Zealand	1,690,815	—	1,690,815	—
Norway	1,902,544	—	1,902,544	—
Peru	219,080	—	219,080	—
Portugal	597,513	—	597,513	—
Singapore	2,586,985	—	2,586,985	—
South Africa	103,765	103,765	—	—
Spain	3,829,453	—	3,829,453	—
Sweden	5,015,860	18,399	4,997,461	—
Switzerland	10,111,290	—	10,111,290	—
United Arab Emirates	22,412	—	22,412	—
United Kingdom	32,604,134	—	32,602,230	1,904
United States	502,646	491,793	10,853	—
Convertible Bonds	6,152	—	6,152	—
Warrants	12,711	11,643	1,068	—
Rights	1,295	—	1,295	—
Securities Lending Collateral	4,698,526	4,698,526	—	—
Short-Term Investments	340,929	340,929	—	—

Total Investments in Securities	$193,733,056	$29,586,257	$163,975,192	$171,607

International Value Fund

Common Stocks
Australia	$9,428,036	—	$9,428,036	—
Austria	9,723,710	—	9,723,710	—
Bermuda	5,457,362	$5,457,362	—	—
Brazil	4,734,122	4,734,122	—	—
Canada	11,648,393	11,648,393	—	—
China	12,087,628	—	12,087,628	—
Denmark	13,081,007	—	13,081,007	—
France	139,152,993	—	139,152,993	—
Germany	76,066,142	—	76,066,142	—
Hong Kong	11,370,511	—	11,370,511	—

403

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
International Value Fund (continued)

India	$4,584,401	—	$4,584,401	—
Ireland	17,658,429	$8,612,077	9,046,352	—
Italy	24,314,224	—	24,314,224	—
Japan	95,681,954	—	95,681,954	—
Netherlands	102,843,983	—	102,843,983	—
Norway	54,700,233	—	54,700,233	—
Russia	16,638,210	16,638,210	—	—
Singapore	39,163,482	14,499,430	24,664,052	—
South Korea	72,762,813	52,710,551	20,052,262	—
Spain	21,800,650	—	21,800,650	—
Sweden	9,233,070	—	9,233,070	—
Switzerland	102,999,481	1,350,400	101,649,081	—
Taiwan	66,179,033	—	66,179,033	—
United Kingdom	174,633,334	—	174,633,334	—
Venezuela	24,686,804	—	24,686,804	—
Securities Lending Collateral	18,968,068	18,968,068	—	—
Short-Term Investments	25,000,000	—	25,000,000	—

Total Investments in Securities	$1,164,598,073	$134,618,613	$1,029,979,460	—

Investment Quality Bond Fund

U.S. Government & Agency Obligations	$217,474,269	—	$217,474,269	—
Foreign Government Obligations	5,066,819	—	5,066,819	—
Corporate Bonds	190,457,326	—	190,457,326	—
Capital Preferred Securities	730,911	—	730,911	—
Convertible Bonds	13,369	—	13,369	—
Municipal Bonds	14,084,590	—	14,084,590	—
Collateralized Mortgage Obligations	15,555,361	—	15,555,361	—
Asset Backed Securities	7,672,843	—	7,672,843	—
Securities Lending Collateral	3,063,254	$3,063,254	—	—
Short-Term Investments	87,000,000	—	87,000,000	—

Total Investments in Securities	$541,118,742	$3,063,254	$538,055,488	—
Other Financial Instruments:
Futures	(180,407)	(180,407)	—	—
Forward Foreign Currency Contracts	(162,386)	—	(162,386)	—
Interest Rate Swaps	(521,379)	—	(521,379)	—
Credit Default Swaps	(1,935,988)	—	(1,935,988)	—

Mid Cap Stock Fund

Common Stocks
Consumer Discretionary	$201,065,824	$185,358,756	$15,707,068	—
Consumer Staples	48,115,882	48,115,882	—	—
Energy	80,497,604	66,024,909	14,472,695	—
Financials	9,329,584	2,963,281	6,366,303	—
Health Care	146,133,261	146,133,261	—	—
Industrials	90,356,891	83,880,895	6,475,996	—
Information Technology	207,549,179	203,800,316	3,748,863	—
Materials	29,797,238	29,797,238	—	—
Securities Lending Collateral	146,415,350	146,415,350	—	—
Short-Term Investments	40,800,000	—	40,800,000	—

Total Investments in Securities	$1,000,060,813	$912,489,888	$87,570,925	—

Mid Cap Value Equity Fund

Common Stocks
Consumer Discretionary	$16,749,656	$16,749,656	—	—
Consumer Staples	4,566,326	4,566,326	—	—
Energy	14,366,479	14,366,479	—	—
Financials	21,535,261	21,535,261	—	—
Health Care	14,602,828	14,602,828	—	—
Industrials	22,745,127	22,745,127	—	—
Information Technology	8,484,420	8,484,420	—	—
Materials	11,592,317	11,592,317	—	—
Telecommunication Services	3,286,905	3,286,905	—	—
Utilities	8,739,365	8,739,365	—	—

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Mid Cap Value Equity Fund (continued)

Convertible Bonds
Materials	$216,840	—	$216,840	—
Securities Lending Collateral	24,505,356	$24,505,356	—	—
Short-Term Investments	5,000,000	—	5,000,000	—

Total Investments in Securities	$156,390,880	$151,174,040	$5,216,840	—

Mid Value Fund

Common Stocks
Consumer Discretionary	$58,143,567	$55,430,235	$2,713,332	—
Consumer Staples	28,289,337	28,289,337	—	—
Energy	32,260,980	32,260,980	—	—
Financials	86,282,586	86,282,586	—	—
Health Care	22,556,718	22,556,718	—	—
Industrials	31,954,473	31,954,473	—	—
Information Technology	26,921,180	26,921,180	—	—
Materials	27,409,101	27,409,101	—	—
Telecommunication Services	4,882,099	4,882,099	—	—
Utilities	37,435,923	37,435,923	—	—
Preferred Securities
Financials	566,261	—	566,261	—
Utilities	477,167	477,167	—	—
Convertible Bonds
Financials	544,683	—	544,683	—
Industrials	1,181,440	—	1,181,440	—
Telecommunication Services	3,091,563	—	3,091,563	—
Securities Lending Collateral	75,286,862	75,286,862	—	—
Short-Term Investments	26,571,952	26,571,952	—	—

Total Investments in Securities	$463,855,892	$455,758,613	$8,097,279	—

Mutual Shares Fund

Common Stocks
Consumer Discretionary	$40,592,598	$34,520,268	$6,072,330	—
Consumer Staples	100,271,550	62,441,757	37,829,793	—
Energy	35,326,667	26,532,192	8,794,475	—
Financials	55,271,639	43,673,703	11,597,936	—
Health Care	63,199,783	60,651,506	2,548,277	—
Industrials	25,160,242	15,355,998	9,804,244	—
Information Technology	41,897,646	40,046,354	1,851,292	—
Materials	18,515,824	9,078,752	9,437,072	—
Telecommunication Services	7,944,632	—	7,944,632	—
Utilities	18,190,904	11,508,568	6,682,336	—
Corporate Bonds
Consumer Discretionary	2,501,730	—	2,501,730	—
Consumer Staples	338,720	—	338,720	—
Energy	3,766,501	—	3,766,501	—
Term Loans	3,612,747	—	3,612,747	—
Rights	64,293	64,293	—	—
Securities Lending Collateral	3,441,360	3,441,360	—	—
Short-Term Investments	12,998,862	—	12,998,862	—

Total Investments in Securities	$433,095,698	$307,314,751	$125,780,947	—
Other Financial Instruments:
Forward Foreign Currency Contracts	271,699	—	271,699	—

Real Estate Equity Fund

Common Stocks
Consumer Discretionary	$5,534,449	$5,534,449	—	—
Financials	161,680,799	161,680,799	—	—
Convertible Bonds
Financials	1,544,250	—	$1,544,250	—
Securities Lending Collateral	25,067,717	25,067,717	—	—
Short-Term Investments	12,054,282	12,054,282	—	—

Total Investments in Securities	$205,881,497	$204,337,247	$1,544,250	—

405

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Real Return Bond Fund

U.S. Government & Agency Obligations	$668,733,689	—	$668,733,689	—
Foreign Government Obligations	29,982,296	—	29,982,296	—
Corporate Bonds	164,235,563	—	164,235,563	—
Municipal Bonds	1,866,621	—	1,866,621	—
Term Loans	1,935,000	—	1,935,000	—
Collateralized Mortgage Obligations	29,030,796	—	29,030,796	—
Asset Backed Securities	34,198,198	—	33,784,226	$413,972
Preferred Securities	520,485	$520,485	—	—
Options Purchased	9,329	—	9,329	—
Short-Term Investments	3,829,900	—	3,829,900	—

Total Investments in Securities	$934,341,877	$520,485	$933,407,420	$413,972
Sale Commitments Outstanding	(39,863,338)	—	(39,863,338)	—
Other Financial Instruments:
Futures	1,393,474	1,393,474	—	—
Forward Foreign Currency Contracts	(133,008)	—	(133,008)	—
Written Options	(1,467,580)	(24,281)	(999,151)	(444,148)
Interest Rate Swaps	1,460,269	—	1,460,269	—
Credit Default Swaps	1,198,608	—	1,198,608	—

Small Cap Index Fund

Common Stocks
Consumer Discretionary	$11,099,858	$11,099,858	—	—
Consumer Staples	2,990,014	2,990,014	—	—
Energy	5,853,153	5,853,153	—	—
Financials	18,177,534	18,177,534	—	—
Health Care	10,443,939	10,443,080	—	$859
Industrials	13,026,829	13,026,829	—	—
Information Technology	14,169,522	14,169,522	—	—
Materials	4,104,251	4,104,251	—	—
Telecommunication Services	852,765	852,765	—	—
Utilities	3,109,371	3,109,371	—	—
Corporate Bonds
Financials	1,031	—	$1,031	—
Securities Lending Collateral	8,094,247	8,094,247	—	—

Total Investments in Securities	$91,922,514	$91,920,624	$1,031	$859
Other Financial Instruments:
Futures	346,580	346,580	—	—

Small Company Value Fund

Common Stocks
Consumer Discretionary	$36,331,992	$36,331,992	—	—
Consumer Staples	2,898,633	2,898,633	—	—
Energy	20,176,628	20,176,628	—	—
Financials	68,770,869	68,770,869	—	—
Health Care	18,423,215	18,423,215	—	—
Industrials	81,975,105	81,975,105	—	—
Information Technology	31,318,470	31,318,470	—	—
Materials	38,918,572	38,918,572	—	—
Telecommunication Services	1,638,560	1,638,560	—	—
Utilities	16,414,324	16,414,324	—	—
Preferred Securities
Financials	3,877,193	—	$3,877,193	—
Investment Companies	2,937,374	2,937,374	—	—
Securities Lending Collateral	90,151,046	90,151,046	—	—
Short-Term Investments	7,209,772	7,209,772	—	—

Total Investments in Securities	$421,041,753	$417,164,560	$3,877,193	—

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Smaller Company Growth Fund

Common Stocks
Consumer Discretionary	$13,715,622	$13,713,313	—	$2,309
Consumer Staples	1,480,146	1,480,146	—	—
Energy	10,141,505	10,141,505	—	—
Financials	5,970,544	5,970,544	—	—
Health Care	18,777,722	18,777,298	—	424
Industrials	21,418,030	21,418,030	—	—
Information Technology	24,647,527	24,647,527	—	—
Materials	4,030,109	4,030,109	—	—
Telecommunication Services	4,433,756	4,433,756	—	—
Utilities	252,344	252,344	—	—
Corporate Bonds	137	—	$137	—
Investment Companies	1,085,286	1,085,286	—	—
Securities Lending Collateral	12,984,019	12,984,019	—	—
Short-Term Investments	862,871	862,871	—	—

Total Investments in Securities	$119,799,618	$119,796,748	$137	$2,733
Other Financial Instruments:
Futures	(70,951)	(70,951)	—	—

Spectrum Income Fund

U.S. Government & Agency Obligations	$220,255,046	—	$220,255,046	—
Foreign Government Obligations	130,787,702	—	130,521,102	$266,600
Corporate Bonds	402,593,796	—	402,593,796	—
Capital Preferred Securities	3,180,644	—	3,180,644	—
Municipal Bonds	3,907,271	—	3,907,271	—
Term Loans	15,333,428	—	15,333,428	—
Collateralized Mortgage Obligations	23,053,107	—	23,053,107	—
Asset Backed Securities	13,802,331	—	13,802,331	—
Common Stocks	136,853,602	$135,338,870	1,514,732	—
Preferred Securities	5,727,084	3,806,628	1,920,456	—
Securities Lending Collateral	14,553,820	14,553,820	—	—
Short-Term Investments	19,548,110	19,174,409	373,701	—

Total Investments in Securities	$989,595,941	$172,873,727	$816,455,614	$266,600
Other Financial Instruments:
Futures	(262,482)	(262,482)	—	—
Forward Foreign Currency Contracts	387,777	—	387,777	—
Credit Default Swaps	(11,398)	—	(11,398)	—

Total Bond Market Fund

U.S. Government & Agency Obligations	$275,225,794	—	$275,225,794	—
Foreign Government Obligations	6,552,096	—	6,552,096	—
Corporate Bonds	93,048,275	—	93,048,275	—
Municipal Bonds	2,815,252	—	2,815,252	—
Collateralized Mortgage Obligations	21,950,487	—	21,950,487	—
Asset Backed Securities	297,867	—	297,867	—
Securities Lending Collateral	12,138,020	$12,138,020	—	—
Short-Term Investments	28,113,387	28,113,387	—	—

Total Investments in Securities	$440,141,178	$40,251,407	$399,889,771	—

Total Return Fund

U.S. Government & Agency Obligations	$1,059,102,573	—	$1,059,102,573	—
Foreign Government Obligations	164,949,954	—	164,949,954	—
Corporate Bonds	686,357,240	—	686,357,240	—
Convertible Bonds	11,456,875	—	11,456,875	—
Term Loans	7,314,658	—	7,314,658	—
Municipal Bonds	94,508,850	—	94,508,850	—
Capital Preferred Securities	27,994,622	—	27,994,622	—
Collateralized Mortgage Obligations	144,174,735	—	144,174,735	—
Asset Backed Securities	53,624,331	—	52,428,093	$1,196,238
Preferred Securities	15,776,960	$11,450,670	4,326,290	—
Options Purchased	280,692	—	280,692	—
Short-Term Investments	635,884,453	—	635,884,453	—

Total Investments in Securities	$2,901,425,943	$11,450,670	$2,888,779,035	$1,196,238

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	8-31-11	Price	Inputs	Inputs
Total Return Fund (continued)

Sale Commitments Outstanding	($71,661,382)	—	($71,661,382)	—
Other Financial Instruments:
Futures	15,455,676	$15,455,676	—	—
Forward Foreign Currency Contracts	(16,505,936)	—	(16,505,936)	—
Written Options	(6,732,323)	(49,544)	(5,755,535)	($927,244)
Interest Rate Swaps	(2,525,798)	—	(2,525,798)	—
Credit Default Swaps	(3,672,301)	—	(3,672,301)	—

U.S. High Yield Bond Fund

Corporate Bonds	$419,381,526	—	$419,381,526	—
Capital Preferred Securities	1,246,239	—	1,246,239	—
Convertible Bonds	3,570,100	—	3,570,100	—
Term Loans	80,532,702	—	80,532,702	—
Common Stocks	93,750	—	93,750	—
Preferred Securities	874,100	$768,600	—	$105,500
Short-Term Investments	10,548,373	10,535,755	12,618	—

Total Investments in Securities	$516,246,790	$11,304,355	$504,836,935	$105,500

Value & Restructuring Fund

Common Stocks
Consumer Discretionary	$18,734,693	$18,734,693	—	—
Consumer Staples	21,511,612	21,511,612	—	—
Energy	80,496,665	80,496,665	—	—
Financials	46,420,883	42,908,364	$3,512,519	—
Health Care	23,493,740	23,493,740	—	—
Industrials	67,487,221	67,487,221	—	—
Information Technology	32,679,630	32,679,630	—	—
Materials	58,234,902	51,164,367	7,070,535	—
Telecommunication Services	17,021,110	17,021,110	—	—
Preferred Securities
Energy	1,568,970	1,568,970	—	—
Financials	4,412,028	2,508,352	1,903,676	—
Materials	429,600	429,600	—	—
Convertible Bonds
Financials	886,421	—	886,421	—
Warrants	954,400	954,400	—	—
Securities Lending Collateral	40,635,729	40,635,729	—	—

Total Investments in Securities	$414,967,604	$401,594,453	$13,373,151	—
Other Financial Instruments:
Written Options	(1,975)	(1,975)	—	—

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended August 31, 2011, there were no significant transfers into or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

High Income Fund

		Collateralized
	Corporate	Mortgage	Common	Preferred
	Bonds	Obligations	Stocks	Securities	Totals
Balance as of 8-31-10	$3,331,456	$306,024	$5,326,850	$21,596,838	$30,561,168
Realized gain (loss)	(13,260,492)	(2,758,339)	(1,701,436)	—	(17,720,267)
Change in unrealized appreciation (depreciation)	12,611,710	2,756,235	(1,502,132)	(5,729,844)	8,135,969
Purchases	16,251,797	2,681	4,092,492	1,092,396	21,439,366
Sales	(6,389,808)	(56,009)	—	(4,406,885)	(10,852,702)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(194,854)	—	(194,854)
Balance as of 8-31-11	$12,544,663	$250,592	$6,020,920	$12,552,505	$31,368,680
Change in unrealized at period end*	($901,030)	($2,101)	($3,203,569)	($5,593,282)	($9,699,982)

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

High Yield Fund

	Foreign
	Government	Corporate		Preferred	Common
	Obligations	Bonds	Term Loans	Securities	Stocks	Warrants	Totals
Balance as of 8-31-10	$4,261,167	$72,000	$7,069	$16,826	—	$102,981	$4,460,043
Realized gain (loss)	41,133	(1,940,125)	15	—	—	—	(1,898,977)
Change in unrealized appreciation (depreciation)	(16,912)	2,299,906	2,110	101,422	$520,342	708	2,907,576
Purchases	—	5,598,050	—	846,252	8,718,738	118,257	15,281,297
Sales	(100,585)	(503,831)	—	—	—	—	(604,416)
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(4,100,165)	(72,000)	—	—	—	(102,981)	(4,275,146)
Balance as of 8-31-11	$84,638	$5,454,000	$9,194	$964,500	$9,239,080	$118,965	$15,870,377
Change in unrealized at period end*	$3,813	($144,050)	($2,812,543)	$101,422	$520,342	$708	($2,330,308)

International Opportunities Fund

	China
Balance as of 8-31-10	$8,797,367
Realized gain (loss)	1,745,572
Change in unrealized appreciation (depreciation)	(460,095)
Purchases	7,358,566
Sales	(17,441,410)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 8-31-11	—
Change in unrealized at period end*	—

Mid Cap Value Equity Fund

	Financials
Balance as of 8-31-10	$3,396,484
Realized gain (loss)	(1,461,586)
Change in unrealized appreciation (depreciation)	1,617,516
Purchases	—
Sales	(3,552,414)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 8-31-11	—
Change in unrealized at period end*	—

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

In order to value the securities, the Funds use the following valuation techniques. Equity securities, including exchange-traded funds, held by the Funds are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices providedbyan independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Funds’ Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Funds may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements The Funds may enter into repurchase agreements. When a Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Fund.

When-issued/delayed delivery securities The Funds may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time that a Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

fluctuations. No interest accrues to the Fund until payment takes place. At the time that the Fund enters into this type of transaction, the Fund is required to have suffi-cient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Term loans (Floating rate loans) Certain Funds may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Fund may have limited rights to enforce the terms of an underlying loan.

At August 31, 2011, Capital Appreciation Value Fund and High Yield Fund had $1,000,000 and $564,066, respectively, in unfunded loan commitments outstanding.

Security transactions and related investment income Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

High Income Fund has recorded an adjustment to reduce cost by $2,234,355 in order to properly reflect a prior year adjustment for return of capital distributions received. The adjustment has no impact to the net assets of the Fund, total return or distributions. As a result, the adjustment reduces current year net investment income by $695,174 and current year realized gains by $1,539,181.

Inflation indexed bonds Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted to a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities reduce interest income to the extent of income recorded in the current fiscal period. Excess amounts are recorded as an adjustment to cost.

Payment-in-kind bonds The Funds may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. A Fund accrues income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may need to sell other investments to make distributions.

Real estate investment trusts The Funds may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending Certain Funds may lend securities to earn additional income. They receive and maintain cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Funds will invest collateral in JHCIT, an affiliate of the Funds, and as a result, the Funds will receive the ben-efit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Funds may receive compensation for lending securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statements of operations.

Foreign currency translation Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Funds may be subject to capital gains and repatriation taxes as imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Stripped securities Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recover their initial investment in an IO security. The market value of these securities can beextremelyvola-tile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Funds may not receive all or part of their principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit The Funds may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Funds are

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Funds and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 30, 2011, the Funds had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. For the year ended August 31, 2011, the Funds had no borrowings under the lines of credit.

Expenses The majority of expenses are directly attributable to an individual Fund. Expenses that are not readily attributable to a specific Fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes The Funds intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, certain Funds have capital loss carryforwards available to offset future net realized capital gains. Availability of certain amounts of the loss carryforwards, which were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforward available as of August 31, 2011.

	CAPITAL LOSS CARRYFORWARDS
	EXPIRING AT AUGUST 31
FUND	2017	2018	2019

All Cap Core Fund	$81,563,585	$82,187,862	—
Blue Chip Growth Fund	121,589,144	243,926,708	—
Capital Appreciation Fund	135,383,672	33,875,518	—
Equity-Income Fund	49,223,442	91,896,968	—
Fundamental Value Fund	67,420,909	241,358,537	$24,029
Global Bond Fund	25,963,374	—	—
Global Real Estate Fund	44,918,048	207,214,657	—
High Income Fund	6,152,875	2,712,429	26,790,616
High Yield Fund	55,249,140	229,714,878	—
Index 500 Fund	3,261,241	200,933,455	—
International Equity Index Fund	3,637,697	77,060,203	14,601,204
International Opportunities Fund	39,567,448	120,549,657	—
International Small Cap Fund	—	67,855,675	—
International Small Company Fund	—	124,137,036	—
International Value Fund	—	178,106,460	—
Investment Quality Bond Fund	—	1,136,423	—
Large Cap Fund	15,416,302	79,956,744	—
Mid Cap Value Index Fund	—	—	684,642
Optimized Value Fund	208,265,175	139,739,131	—
Real Estate Equity Fund	—	13,528,176	—
Small Cap Index Fund	—	15,353,972	—
Small Cap Opportunities Fund	—	12,331,093	—
Small Company Growth Fund	—	7,103,095	—
Small Company Value Fund	—	27,431,918	—
Spectrum Income Fund	—	16,577,594	—
U.S. Equity Fund	71,782,068	66,810,220	—
Value & Restructuring Fund	10,020,066	75,764,790	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of August 31, 2011, the Funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on August 31, 2011, including short-term investments, for federal income tax purposes, were as follows:

				Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Active Bond Fund	$1,314,316,050	$48,281,027	($25,491,494)	$22,789,533
All Cap Core Fund	628,849,573	45,791,673	(36,922,837)	8,868,836

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				Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

All Cap Value Fund	$734,678,078	$59,615,174	($33,629,961)	$25,985,213
Alpha Opportunities Fund	1,801,277,801	75,380,037	(147,193,109)	(71,813,072)
Blue Chip Growth Fund	1,831,549,589	666,553,169	(32,438,877)	634,114,292
Capital Appreciation Fund	1,620,860,284	456,694,769	(31,921,408)	424,773,361
Capital Appreciation Value Fund	462,781,370	7,393,783	(27,408,940)	(20,015,157)
Core Bond Fund	661,505,372	9,492,199	(1,611,959)	7,880,240
Core Diversified Growth & Income Portfolio	26,070,865	2,418,896	—	2,418,896
Core Fundamental Holdings Portfolio	11,072,892	1,243,488	—	1,243,488
Core Global Diversification Portfolio	28,888,335	1,184,110	—	1,184,110
Emerging Markets Debt Fund	14,413,345	469,134	(249,695)	219,439
Equity-Income Fund	1,639,781,619	110,584,160	(100,342,104)	10,242,056
Fundamental Value Fund	1,362,269,852	259,622,652	(55,123,328)	204,499,324
Global Agribusiness Fund	2,201,753	758,372	(28,654)	729,718
Global Bond Fund	1,002,960,122	36,572,233	(28,529,738)	8,042,495
Global Infrastructure Fund	2,277,470	354,719	(150,914)	203,805
Global Real Estate Fund	489,856,959	38,255,179	(11,287,679)	26,967,500
Heritage Fund	161,366,707	31,936,231	(6,518,944)	25,417,287
High Income Fund	390,943,426	39,208,379	(99,833,326)	(60,624,947)
High Yield Fund	945,144,636	25,995,067	(74,162,192)	(48,167,125)
Index 500 Fund	2,213,915,585	420,206,948	(57,801,773)	362,405,175
International Equity Index Fund	459,553,769	65,163,064	(39,061,209)	26,101,855
International Growth Stock Fund	286,735,978	9,616,102	(14,804,965)	(5,188,863)
International Opportunities Fund	551,303,936	75,867,297	(26,717,307)	49,149,990
International Small Cap Fund	280,653,765	65,680,546	(33,347,434)	32,333,112
International Small Company Fund	210,349,604	31,534,549	(48,151,097)	(16,616,548)
International Value Fund	1,279,827,678	109,752,337	(224,981,942)	(115,229,605)
Investment Quality Bond Fund	528,680,540	14,855,864	(2,417,662)	12,438,202
Large Cap Fund	281,714,305	27,562,015	(18,776,908)	8,785,107
Lifecycle 2050 Portfolio	6,748,143	827	(357,336)	(356,509)
Mid Cap Growth Index Fund	99,230,799	8,908,368	(7,757,750)	1,150,618
Mid Cap Index Fund	467,267,481	65,322,381	(13,136,475)	52,185,906
Mid Cap Stock Fund	924,989,843	129,306,903	(54,235,933)	75,070,970
Mid Cap Value Equity Fund	132,652,158	28,146,072	(4,407,350)	23,738,722
Mid Cap Value Index Fund	96,198,531	4,908,306	(9,037,448)	(4,129,142)
Mid Value Fund	436,670,199	54,458,937	(27,273,244)	27,185,693
Mutual Shares Fund	443,639,928	20,529,033	(31,073,263)	(10,544,230)
Optimized Value Fund	126,542,520	8,460,471	(18,557,166)	(10,096,695)
Real Estate Equity Fund	164,471,258	42,006,601	(596,362)	41,410,239
Real Estate Securities Fund	480,975,187	76,797,288	(5,194,067)	71,603,221
Real Return Bond Fund	918,538,982	26,451,115	(10,648,220)	15,802,895
Retirement 2010 Portfolio	50,869,880	1,038,520	(102,849)	935,671
Retirement 2015 Portfolio	69,754,969	1,086,807	(783,668)	303,139
Retirement 2020 Portfolio	105,900,999	1,371,615	(2,753,871)	(1,382,256)
Retirement 2025 Portfolio	125,882,658	1,025,651	(4,198,762)	(3,173,111)
Retirement 2030 Portfolio	94,596,233	562,043	(3,864,831)	(3,302,788)
Retirement 2035 Portfolio	77,774,310	292,628	(3,264,461)	(2,971,833)
Retirement 2040 Portfolio	51,653,341	201,566	(2,281,751)	(2,080,185)
Retirement 2045 Portfolio	45,968,218	190,664	(2,257,861)	(2,067,197)
Retirement 2050 Portfolio	10,960,555	24,211	(393,200)	(368,989)
Short Term Government Income Fund	136,635,177	2,297,469	(442,251)	1,855,218
Small Cap Growth Fund	166,696,853	20,232,687	(11,535,751)	8,696,936
Small Cap Index Fund	78,197,480	17,761,598	(4,036,564)	13,725,034
Small Cap Opportunities Fund	145,560,131	31,967,944	(9,292,114)	22,675,830
Small Cap Value Fund	123,276,487	32,698,426	(3,072,136)	29,626,290
Small Company Growth Fund	102,057,538	23,903,994	(4,864,048)	19,039,946
Small Company Value Fund	367,312,831	73,622,858	(19,893,936)	53,728,922
Smaller Company Growth Fund	114,588,569	13,350,834	(8,139,785)	5,211,049
Spectrum Income Fund	964,909,827	45,927,418	(21,241,304)	24,686,114
Total Bond Market Fund	413,472,623	26,932,317	(263,762)	26,668,555
Total Return Fund	2,864,078,900	88,462,773	(51,115,730)	37,347,043
U.S. Equity Fund	1,004,144,292	125,416,741	(16,332,088)	109,084,653
U.S. High Yield Bond Fund	509,717,956	17,711,325	(11,182,491)	6,528,834
Value Fund	137,560,067	29,163,178	(6,576,610)	22,586,568
Value & Restructuring Fund	298,262,440	120,913,911	(4,208,747)	116,705,164

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distribution of income and gains Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Emerging Markets Debt Fund generally declares dividends daily and pays them monthly. Active Bond Fund, Core Bond Fund, High Income Fund, High Yield Fund, Investment Quality Bond Fund, Real Return Bond Fund, Short Term Government Income Fund, Spectrum Income Fund, Total Bond Market Fund, Total Return Fund and U.S. High Yield Bond Fund generally declare and pay dividends quarterly. All other Funds generally declare and pay dividends annually. All Funds generally declare and pay capital gain distributions, if any, annually. The tax character of each Fund’s distributions for the year ended August 31, 2011, was as follows:

		2011 Distributions
			Tax
	Ordinary	Long Term	Return of
Fund	Income	Capital Gains	Capital	Total

Active Bond Fund	$56,632,629	—	—	$56,632,629
All Cap Core Fund	5,534,351	—	—	5,534,351
All Cap Value Fund	22,726,872	$3,668,904	—	26,395,776
Alpha Opportunities Fund	110,013,989	27,814,560	—	137,828,549
Blue Chip Growth Fund	1,114,486	—	—	1,114,486
Capital Appreciation Fund	2,277,563	—	—	2,277,563
Capital Appreciation Value Fund	—	—	—	—
Core Bond Fund	46,255,615	1,829,219	—	48,084,834
Core Diversified Growth & Income Portfolio	1,319,875	—	—	1,319,875
Core Fundamental Holdings Portfolio	769,108	—	—	769,108
Core Global Diversification Portfolio	1,380,073	—	—	1,380,073
Emerging Markets Debt Fund	1,152,182	—	—	1,152,182
Equity-Income Fund	19,410,698	—	—	19,410,698
Fundamental Value Fund	17,266,770	—	—	17,266,770
Global Agribusiness Fund	12,876	86,480	—	99,356
Global Bond Fund	49,383,839	—	—	49,383,839
Global Infrastructure Fund	110,991	49,729	—	160,720
Global Real Estate Fund	18,000,655	—	—	18,000,655
Heritage Fund	3,253,935	3,790,944	—	7,044,879
High Income Fund	33,212,344	—	—	33,212,344
High Yield Fund	73,762,560	—	—	73,762,560
Index 500 Fund	31,475,841	—	—	31,475,841
International Equity Index Fund	9,972,458	—	—	9,972,458
International Growth Stock Fund	173,733	—	—	173,733
International Opportunities Fund	17,130,932	—	—	17,130,932
International Small Cap Fund	2,993,927	—	—	2,993,927
International Small Company Fund	3,439,425	—	—	3,439,425
International Value Fund	21,047,243	—	—	21,047,243
Investment Quality Bond Fund	15,910,208	—	—	15,910,208
Large Cap Fund	2,649,755	—	—	2,649,755
Lifecycle 2050 Portfolio	—	—	—	—
Mid Cap Growth Index Fund	112,575	9,489	—	122,064
Mid Cap Index Fund	3,498,092	6,185,882	—	9,683,974
Mid Cap Stock Fund	—	—	—	—
Mid Cap Value Equity Fund	1,067,672	—	—	1,067,672
Mid Cap Value Index Fund	643,666	—	—	643,666
Mid Value Fund	28,895,246	8,855,709	—	37,750,955
Mutual Shares Fund	291,533	—	—	291,533
Optimized Value Fund	2,698,122	—	—	2,698,122
Real Estate Equity Fund	3,995,406	—	—	3,995,406
Real Estate Securities Fund	6,909,456	—	—	6,909,456
Real Return Bond Fund	58,673,304	13,799,285	—	72,472,589
Retirement 2010 Portfolio	50,113	—	—	50,113
Retirement 2015 Portfolio	72,527	—	—	72,527
Retirement 2020 Portfolio	82,330	—	—	82,330
Retirement 2025 Portfolio	132,107	—	—	132,107
Retirement 2030 Portfolio	85,453	—	—	85,453
Retirement 2035 Portfolio	69,747	—	—	69,747
Retirement 2040 Portfolio	32,423	—	—	32,423
Retirement 2045 Portfolio	26,162	—	—	26,162
Retirement 2050 Portfolio	—	—	—	—
Short Term Government Income Fund	4,135,933	16,058	—	4,151,991
Small Cap Growth Fund	7,462,301	9,461,118	—	16,923,419
Small Cap Index Fund	850,661	—	—	850,661
Small Cap Opportunities Fund	—	—	—	—
Small Cap Value Fund	4,879,632	2,212,402	—	7,092,034
Small Company Growth Fund	—	—	—	—
Small Company Value Fund	2,237,367	—	—	2,237,367
Smaller Company Growth Fund	5,675,827	23,654,415	—	29,330,242
Spectrum Income Fund	48,463,287	—	—	48,463,287
Total Bond Market Fund	19,124,558	3,430,126	—	22,554,684
Total Return Fund	183,891,902	12,609,351	—	196,501,253
U.S. Equity Fund	12,874,368	—	—	12,874,368
U.S. High Yield Bond Fund	49,319,446	—	—	49,319,446
Value Fund	11,014,565	639,106	—	11,653,671
Value & Restructuring Fund	8,175,799	—	—	8,175,799

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The tax character of each Fund’s distributions for the year ended August 31, 2010 was as follows:

		2010 Distributions
			Tax
	Ordinary	Long Term	Return of
Fund	Income	Capital Gains	Capital	Total

Active Bond Fund	$35,394,725	—	—	$35,394,725
All Cap Core Fund	5,839,540	—	—	5,839,540
All Cap Value Fund	1,252,875	—	—	1,252,875
Alpha Opportunities Fund	69,995,012	—	—	69,995,012
Blue Chip Growth Fund	2,375,067	—	—	2,375,067
Capital Appreciation Fund	3,425,284	—	—	3,425,284
Core Bond Fund	21,246,925	—	—	21,246,925
Core Diversified Growth & Income Portfolio	378,375	$24,841	—	403,216
Core Fundamental Holdings Portfolio	268,209	12,328	—	280,537
Core Global Diversification Portfolio	321,986	21,672	—	343,658
Emerging Markets Debt Fund	572,724	—	—	572,724
Equity-Income Fund	16,615,538	—	—	16,615,538
Fundamental Value Fund	12,391,101	—	—	12,391,101
Global Agribusiness Fund	35,843	—	—	35,843
Global Bond Fund	60,028,208	—	—	60,028,208
Global Infrastructure Fund	27,019	—	—	27,019
Global Real Estate Fund	12,096,501	—	—	12,096,501
Heritage Fund	—	—	—	—
High Income Fund	58,474,637	—	—	58,474,637
High Yield Fund	106,964,373	—	—	106,964,373
Index 500 Fund	37,125,883	—	—	37,125,883
International Equity Index Fund	12,540,484	—	—	12,540,484
International Opportunities Fund	8,212,208	—	—	8,212,208
International Small Cap Fund	4,075,365	—	—	4,075,365
International Small Company Fund	5,041,096	—	—	5,041,096
International Value Fund	23,242,349	—	—	23,242,349
Investment Quality Bond Fund	9,753,604	—	—	9,753,604
Large Cap Fund	2,136,708	—	—	2,136,708
Mid Cap Growth Index Fund	—	—	—	—
Mid Cap Index Fund	5,711,496	—	—	5,711,496
Mid Cap Stock Fund	86,849	—	—	86,849
Mid Cap Value Equity Fund	1,771,675	—	—	1,771,675
Mid Cap Value Index Fund	—	—	—	—
Mid Value Fund	10,213,854	37,295	—	10,251,149
Optimized Value Fund	6,190,441	—	—	6,190,441
Real Estate Equity Fund	5,771,107	—	—	5,771,107
Real Estate Securities Fund	3,702,351	—	—	3,702,351
Real Return Bond Fund	44,106,478	—	—	44,106,478
Short Term Government Income Fund	1,482,450	—	—	1,482,450
Small Cap Growth Fund	—	—	—	—
Small Cap Index Fund	1,405,466	—	—	1,405,466
Small Cap Opportunities Fund	186,327	—	—	186,327
Small Cap Value Fund	1,538,634	13,503	—	1,552,137
Small Company Growth Fund	—	—	$132,484	132,484
Small Company Value Fund	3,602,152	—	—	3,602,152
Smaller Company Growth Fund	—	—	—	—
Spectrum Income Fund	42,165,410	—	—	42,165,410
Total Bond Market Fund	27,901,965	—	—	27,901,965
Total Return Fund	87,086,236	—	—	87,086,236
U.S. Equity Fund	12,428,759	—	—	12,428,759
U.S. High Yield Bond Fund	63,244,025	—	—	63,244,025
Value Fund	976,292	—	—	976,292
Value & Restructuring Fund	7,347,600	—	—	7,347,600

Distributions paid by the Funds with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2010, are treated as occurring on September 1, 2011, the first day of the Funds’ next taxable year. As of August 31, 2011, the components of distributable earnings on a tax basis were asfollows:

	Undistributed	Undistributed
	Ordinary	Long Term	Capital Loss	Post-October
Fund	Income	Capital Gains	Carryforward	Deferral

Active Bond Fund	$19,554,048	$7,383,348	—	—
All Cap Core Fund	4,265,695	—	$163,751,447	—
All Cap Value Fund	14,038,349	25,994,687	—	—
Alpha Opportunities Fund	132,425,604	31,165,549	—	—
Blue Chip Growth Fund	491,803	—	365,515,852	—
Capital Appreciation Fund	921,747	—	169,259,190	—
Capital Appreciation Value Fund	4,484,763	—	—	—
Core Bond Fund	9,888,489	3,663,638	—	—
Core Diversified Growth & Income Portfolio	299,406	49,603	—	—
Core Fundamental Holdings Portfolio	222,596	54,670	—	—

414

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Undistributed	Undistributed
	Ordinary	Long Term	Capital Loss	Post-October
Fund	Income	Capital Gains	Carryforward	Deferral

Core Global Diversification Portfolio	$325,074	$115,687	—	—
Emerging Markets Debt Fund	243,776	185,871	—	—
Equity-Income Fund	18,303,669	—	$141,120,410	—
Fundamental Value Fund	5,447,087	—	308,803,475	—
Global Agribusiness Fund	6,626	39,901	—	—
Global Bond Fund	60,490,626	—	25,963,374	$12,273,401
Global Infrastructure Fund	69,032	2,971	—	—
Global Real Estate Fund	8,071,403	—	252,132,705	—
Heritage Fund	10,221,482	25,582,467	—	—
High Income Fund	4,992,908	—	35,655,920	417,741
High Yield Fund	13,204,061	—	284,964,018	123,707
Index 500 Fund	22,961,585	—	204,194,696	—
International Equity Index Fund	10,604,486	—	95,299,104	—
International Growth Stock Fund	2,952,350	—	—	32,999
International Opportunities Fund	—	—	160,117,105	13,160,001
International Small Cap Fund	4,060,885	—	67,855,675	—
International Small Company Fund	3,267,476	—	124,137,036	—
International Value Fund	31,527,016	—	178,106,460	—
Investment Quality Bond Fund	2,416,612	—	1,136,423	—
Large Cap Fund	2,091,821	—	95,373,046	—
Lifecycle 2050 Portfolio	126	—	—	—
Mid Cap Growth Index Fund	—	1,254,934	—	—
Mid Cap Index Fund	1,971,603	14,631,346	—	—
Mid Cap Stock Fund	—	28,236,869	—	—
Mid Cap Value Equity Fund	702,565	7,067,074	—	—
Mid Cap Value Index Fund	756,827	—	684,642	—
Mid Value Fund	19,627,366	38,647,957	—	—
Mutual Shares Fund	5,617,954	73,133	—	—
Optimized Value Fund	5,770,659	—	348,004,306	—
Real Estate Equity Fund	1,125,006	—	13,528,176	—
Real Estate Securities Fund	1,913,607	22,704,402	—	—
Real Return Bond Fund	18,331,766	13,018,872	—	—
Retirement 2010 Portfolio	501,042	20,656	—	—
Retirement 2015 Portfolio	425,811	10,209	—	—
Retirement 2020 Portfolio	446,518	16,491	—	—
Retirement 2025 Portfolio	339,687	21,520	—	—
Retirement 2030 Portfolio	164,942	14,528	—	—
Retirement 2035 Portfolio	95,343	11,669	—	—
Retirement 2040 Portfolio	52,544	17	—	—
Retirement 2045 Portfolio	50,931	3,947	—	—
Retirement 2050 Portfolio	—	—	—	—
Short Term Government Income Fund	467,294	—	—	787,148
Small Cap Growth Fund	18,563,251	15,210,334	—	—
Small Cap Index Fund	374,140	—	15,353,972	—
Small Cap Opportunities Fund	410,205	—	12,331,093	—
Small Cap Value Fund	2,972,231	6,290,197	—	—
Small Company Growth Fund	—	—	7,103,095	—
Small Company Value Fund	2,859,108	—	27,431,918	—
Smaller Company Growth Fund	4,524,492	19,907,173	—	—
Spectrum Income Fund	11,868,577	—	16,577,594	—
Total Bond Market Fund	2,167,329	5,028,783	—	—
Total Return Fund	8,395,697	9,419,522	—	—
U.S. Equity Fund	11,155,484	—	138,592,288	—
U.S. High Yield Bond Fund	7,012,347	8,094,297	—	—
Value Fund	4,658,140	7,258,281	—	—
Value & Restructuring Fund	4,931,103	—	85,784,856	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Funds’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, passive foreign investment companies, wash sale loss deferrals, derivative transactions, straddle loss deferrals, real estate investment trusts, distributions payable, partnerships, Treasury Inflation Protected Securities, tender offer reclasses and amortization and accretion on debt securities.

New accounting pronouncements In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.

415

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

In April 2011, Accounting Standards Update 2011-03 (ASU 2011-03), Reconsideration of Effective Control for Repurchase Agreements, was issued and is effective for the first interim and annual periods beginning after December 15, 2011. ASU 2011-03 amends Financial Accounting Standards Board (FASB) Topic 460, Transfers and Servicing. The main objective of the amendments is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Management is currently evaluating the application of ASU 2011-03 and its impact, if any, on the Funds’ financial statements.

3. DERIVATIVE INSTRUMENTS The Funds may invest in derivatives in order to meet their investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Funds to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Funds will have contractual remedies, butthereisnoassur-ance that the counterparty will meet its contractual obligations or that the Funds will succeed in enforcing them.

Futures A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Funds.

The following table summarizes the contracts held at August 31, 2011, and the range of futures contracts notional amounts held by the Funds during the year ended August 31, 2011. In addition, the table details how the Funds used futures contracts during the year ended August 31, 2011.

Active Bond Fund

The Fund used futures contracts to manage duration. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $12.3 million to $14.3 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Active Bond Fund	U.S. Treasury 30-Year Bond Futures	21	Long	Dec 2011	$2,856,656	$10,112
	U.S. Treasury Ultra Long Bond Futures	27	Long	Dec 2011	3,865,219	17,642
	U.S. Treasury 5-Year Note Futures	62	Short	Dec 2011	(7,597,906)	(11,316)

						$16,438

All Cap Core Fund

The Fund used futures contracts as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $7.7 million to $10.3 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

All Cap Core Fund	Russell 2000 Mini Index Futures	10	Long	Sep 2011	$726,200	($64,152)
	S&P 500 E-mini Index Futures	115	Long	Sep 2011	7,001,775	(371,683)

						($435,835)

Emerging Markets Debt Fund

The Fund used futures contracts to manage duration. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values up to approximately $613.0 thousand, as measured at each quarter end. At August 31, 2011, the Fund held no futures contracts.

Global Bond Fund

The Fund used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Fund and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $170.5 million to $1.9 billion, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Global Bond Fund	10-Year Canada Government Bond Futures	103	Long	Dec 2011	$13,621,495	($50,690)
	10-Year Japan Government Bond Futures	9	Long	Sep 2011	16,738,801	216,231
	German Euro BUND Futures	378	Long	Sep 2011	73,065,723	1,586,427
	German Euro BUND Futures	800	Long	Nov 2011	11,492	(977)
	U.K. Long Gilt Bond Futures	171	Long	Dec 2011	35,106,091	(215,247)
	U.S. Treasury 10-Year Note Futures	143	Long	Dec 2011	18,451,469	(22,211)
	German Euro BOBL Futures	77	Short	Sep 2011	(13,465,731)	(26,602)
	German Euro BOBL Futures	64	Short	Sep 2011	(57,000)	(4,933)

						$1,481,998

416

DERIVATIVE INSTRUMENTS, CONTINUED

Heritage Fund

The Fund used futures contracts as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging up to approximately $3.1 million, as measured at each quarter end. At August 31, 2011, the Fund held no futures contracts.

High Yield Fund

The Fund used futures contracts to manage against anticipated interest rate changes. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $56.3 million to $60.3 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

High Yield Fund	U.S. Treasury Ultra Long Bond Futures	95	Long	Dec 2011	$13,599,844	($160,457)
	U.S. Treasury 5-Year Note Futures	381	Short	Dec 2011	(46,690,359)	(45,379)

						($205,836)

Index 500 Fund

The Fund used futures contracts to manage against anticipated changes in securities markets, maintain diversity and liquidity of the Fund and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $35.1 million to $108.9 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Index 500 Fund	S&P 500 Index Futures	357	Long	Sep 2011	$108,679,725	($939,353)

						($939,353)

International Equity Index Fund

The Fund used futures contracts as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $16.3 million to $22.4 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

International Equity Index Fund	ASX SPI 200 Index Futures	16	Long	Sep 2011	$1,833,892	($77,713)
	CAC 40 Index Futures	37	Long	Sep 2011	1,728,190	(263,669)
	DAX Index Futures	5	Long	Sep 2011	1,040,116	(213,476)
	FTSE 100 Index Futures	29	Long	Sep 2011	2,535,498	(79,972)
	FTSE JSE TOP 40 Index Futures	12	Long	Sep 2011	472,931	(1,438)
	HANG SENG Index Futures	5	Long	Sep 2011	656,800	22,435
	IBEX 35 Index Futures	4	Long	Sep 2011	502,028	12,328
	MSCI Taiwan Index Futures	118	Long	Sep 2011	3,222,580	122,186
	OMX 30 Index Futures	41	Long	Sep 2011	618,572	5,567
	S&P TSE 60 Index Futures	19	Long	Sep 2011	2,822,547	(44,685)
	TOPIX Index Futures	45	Long	Sep 2011	4,531,148	(220,648)

						($739,085)

Investment Quality Bond Fund

The Fund used futures contracts to manage duration, manage against anticipated interest rate changes and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $64.4 million to $167.1 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Investment Quality Bond Fund	U.S. Treasury 2-Year Note Futures	128	Long	Dec 2011	$28,224,000	$1,690
	U.S. Treasury 5-Year Note Futures	376	Long	Dec 2011	46,077,625	98,965
	U.S. Treasury Ultra Long Bond Futures	99	Long	Dec 2011	14,172,469	53,269
	10-Year Australian Treasury Bond Futures	92	Short	Sep 2011	(11,117,555)	(192,001)
	German Euro BOBL Futures	45	Short	Sep 2011	(7,869,583)	30,591
	German Euro Schatz Futures	141	Short	Sep 2011	(22,146,448)	(101,072)
	U.S. Treasury 10-Year Note Futures	279	Short	Dec 2011	(35,999,719)	(65,807)
	U.S. Treasury 30-Year Bond Futures	11	Short	Dec 2011	(1,496,344)	(6,042)

						($180,407)

417

DERIVATIVE INSTRUMENTS, CONTINUED

Large Cap Fund

The Fund used futures contracts as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging up to approximately $8.2 million. At August 31, 2011, the fund held no futures contracts.

Mid Cap Growth Index Fund

The Fund used futures contracts as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $605.7 thousand to $2.0 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Mid Cap Growth Index Fund	S&P MidCap 400 E-Mini Index Futures	23	Long	Sep 2011	$2,011,120	$74,800

						$74,800

Mid Cap Index Fund

The Fund used futures contracts to manage against anticipated changes in securities markets, maintain diversity and liquidity of the Fund and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $6.6 million to$29.9 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Mid Cap Index Fund	S&P MidCap 400 E-Mini Index Futures	342	Long	Sep 2011	$29,904,480	($1,580,639)

						($1,580,639)

Mid Cap Value Index Fund

The Fund used futures contracts as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $1.0 million to $1.9 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Mid Cap Value Index Fund	S&P MidCap 400 E-Mini Index Futures	12	Long	Sep 2011	$1,049,280	($3,280)

						($3,280)

Real Return Bond Fund

The Fund used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Fund and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $82.8 million to $270.3 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Real Return Bond Fund	3-Month EURIBOR Futures	20	Long	Jun 2012	$7,096,674	$83,971
	3-Month EURIBOR Futures	20	Long	Sep 2012	7,094,878	92,751
	3-Month EURIBOR Futures	20	Long	Dec 2012	7,088,773	97,186
	3-Month EURIBOR Futures	20	Long	Mar 2013	7,082,309	97,995
	Eurodollar Futures	217	Long	Mar 2013	53,970,613	357,544
	Eurodollar Futures	54	Long	Jun 2013	13,420,350	92,983
	Eurodollar Futures	169	Long	Sep 2013	41,950,025	231,714
	Eurodollar Futures	266	Long	Dec 2013	65,911,475	476,192
	German Euro-BUND Futures	11	Long	Sep 2011	2,126,251	25,298
	U.S. Treasury 10-Year Note Futures	500	Long	Dec 2011	64,515,625	(162,160)

						$1,393,474

Small Cap Index Fund

The Fund used futures contracts to manage against anticipated changes in securities markets, maintain diversity and liquidity of the Fund and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $1.7 million to$8.6mil-lion, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Small Cap Index Fund	Russell 2000 Mini Index Futures	76	Long	Sep 2011	$5,519,120	$346,580

						$346,580

418

DERIVATIVE INSTRUMENTS, CONTINUED

Smaller Company Growth Fund

The Fund used futures contracts to manage against anticipated changes in securities markets, maintain diversity and liquidity of the Fund and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $363.3 thousand to $871.4 thousand, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Smaller Company Growth Fund	Russell 2000 Mini Index Futures	12	Long	Sep 2011	$871,440	($70,951)

						($70,951)

Spectrum Income Fund

The Fund used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Fund, gain exposure to foreign currency and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $3.5 million to $32.7 million, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Spectrum Income Fund	U.S. Treasury 10-Year Note Futures	13	Long	Dec 2011	$1,677,406	$2,301
	U.S. Treasury 30-Year Bond Futures	1	Long	Dec 2011	136,031	387
	U.S. Treasury Ultra Long Bond Futures	1	Long	Dec 2011	143,156	(363)
	10-Year Government of Canada Bond Futures	23	Short	Dec 2011	(3,041,693)	11,435
	German Euro-BOBL Futures	3	Short	Sep 2011	(524,639)	(16,992)
	U.S. Treasury 5-Year Note Futures	11	Short	Sep 2011	(1,358,500)	(41,973)
	U.S. Treasury 5-Year Note Futures	69	Short	Dec 2011	(8,455,734)	(23,914)
	U.S. Treasury 10-Year Note Futures	29	Short	Sep 2011	(3,770,906)	(193,363)

						($262,482)

Total Return Fund

The Fund used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Fund and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging from approximately $921.0 million to $3.9 billion, as measured at each quarter end.

						UNREALIZED
		NUMBER		EXPIRATION		APPRECIATION
FUND	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

Total Return Fund	Eurodollar Futures	233	Long	Sep 2011	$58,035,931	$21,445
	Eurodollar Futures	189	Long	Dec 2011	47,011,388	5,158
	Eurodollar Futures	2,823	Long	Mar 2012	702,185,963	2,585,357
	Eurodollar Futures	3,584	Long	Jun 2012	891,654,400	4,132,105
	Eurodollar Futures	750	Long	Dec 2012	186,571,875	695,783
	Eurodollar Futures	68	Long	Dec 2012	16,915,850	76,441
	Eurodollar Futures	1,987	Long	Mar 2013	494,191,738	2,220,348
	Eurodollar Futures	474	Long	Mar 2013	117,889,725	147,409
	Eurodollar Futures	2,292	Long	Jun 2013	569,619,300	3,358,531
	Eurodollar Futures	772	Long	Sep 2013	191,629,700	1,143,181
	Eurodollar Futures	202	Long	Dec 2013	50,053,075	488,149
	Eurodollar Futures	209	Long	Mar 2014	51,688,313	563,824
	Eurodollar Futures	41	Long	Jun 2014	10,118,288	118,080
	U.S. Treasury 10-Year Note Futures	585	Long	Dec 2011	75,483,281	(100,135)

						$15,455,676

U.S. Equity Fund

The Fund used futures contracts as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging up to approximately $6.1 million, as measured at each quarter end. At August 31, 2011, the Fund held no futures contracts.

Value Fund

The Fund used futures contracts to manage against anticipated changes in securities markets. During the year ended August 31, 2011, the Fund held futures contracts with total absolute values ranging up to $5.3 million. At August 31, 2011, the Fund held no futures contracts.

Forward foreign currency contracts A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to theuseoffor-wards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur, thereby reducing a Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

419

DERIVATIVE INSTRUMENTS, CONTINUED

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. Realized gains or losses, equal to the difference between the valueofthe contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

The following table summarizes the contracts held at August 31, 2011, and the range of notional contract amounts held by the Funds during the year ended August 31, 2011. In addition, the table details how the Funds used forward foreign currency contracts during the year ended August 31, 2011.

Active Bond Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging up to approximately $4.6 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Active Bond	BUYS

	Pound Sterling	1,005,904	$1,639,624	Royal Bank of Scotland PLC	9/28/2011	($7,220)

			$1,639,624			($7,220)

	SELLS

	Pound Sterling	1,021,368	$1,635,170	Bank of Nova Scotia	9/28/2011	($22,330)

			$1,635,170			($22,330)

Alpha Opportunities Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging up to approximately $6.7 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Alpha Opportunities Fund	SELLS

	Japanese Yen	526,613,000	$6,699,485	Bank of America N.A.	9/16/2011	($178,851)

			$6,699,485			($178,851)

Emerging Markets Debt Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging up to approximately $4.8 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Emerging Markets Debt Fund	BUYS

	Canadian Dollar	463,533	$482,947	Royal Bank of Canada	9/28/2011	($9,898)
	Canadian Dollar	23,433	23,617	Toronto Dominion Bank	9/28/2011	297
	Euro	300,000	428,160	Bank of Montreal	9/28/2011	2,637
	Euro	300,000	424,080	Royal Bank of Canada	9/28/2011	6,717
	Pound Sterling	300,000	490,275	Toronto Dominion Bank	9/28/2011	(3,429)
	Pound Sterling	250,000	402,265	Bank of Montreal	9/28/2011	3,440

			$2,251,344			($236)

	SELLS

	Canadian Dollar	486,966	$490,275	Toronto Dominion Bank	9/28/2011	($6,688)
	Euro	300,000	430,509	Bank of Montreal	9/28/2011	(288)
	Euro	300,000	421,170	Royal Bank of Canada	9/28/2011	(9,627)
	Pound Sterling	300,000	482,947	Royal Bank of Canada	9/28/2011	(3,899)
	Pound Sterling	250,000	400,240	Bank of Nova Scotia	9/28/2011	(5,465)

			$2,225,141			($25,967)

420

DERIVATIVE INSTRUMENTS, CONTINUED

Global Bond Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the Fund. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging from approximately $0.8 billion to $1.2 billion, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Global Bond Fund	BUYS

	Brazilian Real	604,905	$375,904	Barclays Capital	9/2/2011	$4,085
	Brazilian Real	544,905	343,312	HSBC Bank USA	9/2/2011	(1,014)
	Brazilian Real	60,000	37,802	Morgan Stanley & Company, Inc.	9/2/2011	(112)
	Brazilian Real	544,905	338,392	HSBC Bank USA	11/3/2011	627
	Brazilian Real	60,000	37,735	Morgan Stanley & Company, Inc.	11/3/2011	(405)
	Canadian Dollar	14,585,000	15,343,264	Bank of America N.A.	9/19/2011	(455,873)
	Canadian Dollar	19,909,000	20,966,244	Barclays Bank PLC	9/19/2011	(644,581)
	Canadian Dollar	1,144,000	1,163,329	BNP Paribas SA	9/19/2011	4,390
	Canadian Dollar	11,637,000	11,915,386	Citibank N.A.	9/19/2011	(37,117)
	Canadian Dollar	4,684,000	4,743,651	Royal Bank of Canada	9/19/2011	37,462
	Canadian Dollar	3,029,804	3,095,000	The Royal Bank of Scotland PLC	9/19/2011	(2,379)
	Canadian Dollar	2,876,000	3,042,082	UBS AG	9/19/2011	(106,454)
	Chilean Peso	11,892,800	24,951	JPMorgan Chase Bank	10/26/2011	651
	Chinese Yuan Renminbi	7,508,850	1,130,000	Bank of America N.A.	9/14/2011	47,463
	Chinese Yuan Renminbi	7,390,320	1,113,000	Citibank N.A.	9/14/2011	45,877
	Chinese Yuan Renminbi	18,401,664	2,768,000	HSBC Bank USA	9/14/2011	117,566
	Chinese Yuan Renminbi	36,862,580	5,537,000	JPMorgan Chase Bank	9/14/2011	243,424
	Chinese Yuan Renminbi	1,046,000	162,802	Barclays Capital	11/15/2011	1,616
	Chinese Yuan Renminbi	6,292,666	968,624	Citibank N.A.	11/15/2011	20,499
	Chinese Yuan Renminbi	2,570,000	400,125	JPMorgan Chase Bank	11/15/2011	3,845
	Chinese Yuan Renminbi	30,124,967	4,698,583	Barclays Capital	2/13/2012	56,482
	Chinese Yuan Renminbi	12,557,895	1,990,000	JPMorgan Chase Bank	6/1/2012	504
	Chinese Yuan Renminbi	17,000,000	2,713,921	Deutsche Bank AG London	8/5/2013	9,443
	Chinese Yuan Renminbi	42,000,000	6,738,328	Goldman Sachs International	8/5/2013	(10,016)
	Chinese Yuan Renminbi	53,163,414	8,418,593	UBS AG	8/5/2013	98,074
	Chinese Yuan Renminbi	6,158,020	1,012,000	Barclays Capital	4/25/2014	(10,791)
	Chinese Yuan Renminbi	12,947,975	2,126,000	Citibank N.A.	4/25/2014	(20,838)
	Chinese Yuan Renminbi	4,762,380	782,000	Goldman Sachs International	4/25/2014	(7,703)
	Chinese Yuan Renminbi	4,101,290	674,000	HSBC Bank USA	4/25/2014	(7,187)
	Chinese Yuan Renminbi	7,796,270	1,280,000	JPMorgan Chase Bank	4/25/2014	(12,434)
	Chinese Yuan Renminbi	7,939,352	1,301,000	The Royal Bank of Scotland PLC	4/25/2014	(10,171)
	Chinese Yuan Renminbi	8,208,665	1,349,000	UBS AG	4/25/2014	(14,384)
	Chinese Yuan Renminbi	3,868,200	630,000	Bank of America N.A.	9/8/2015	18,701
	Chinese Yuan Renminbi	6,668,200	1,092,925	Barclays Capital	9/8/2015	25,339
	Chinese Yuan Renminbi	30,936,600	5,114,018	Citibank N.A.	9/8/2015	74,080
	Chinese Yuan Renminbi	3,950,000	653,595	JPMorgan Chase Bank	9/8/2015	8,824
	Chinese Yuan Renminbi	3,753,050	610,000	Morgan Stanley & Company, Inc.	9/8/2015	19,390
	Danish Krone	30,215,000	5,750,528	HSBC Bank USA	9/8/2011	75,344
	Euro	1,433,000	2,048,387	Bank of America N.A.	9/2/2011	10,118
	Euro	15,095,000	21,773,028	Barclays Bank PLC	9/2/2011	(89,047)
	Euro	369,000	532,084	Citibank N.A.	9/2/2011	(2,016)
	Euro	15,096,000	21,792,012	Credit Suisse London	9/2/2011	(106,594)
	Euro	3,884,000	5,609,312	Deutsche Bank AG London	9/2/2011	(29,942)
	Euro	623,000	897,519	HSBC Bank USA	9/2/2011	(2,579)
	Euro	15,095,000	21,789,632	JPMorgan Chase Bank	9/2/2011	(105,651)
	Euro	1,490,000	2,118,929	The Royal Bank of Scotland PLC	9/2/2011	21,457
	Euro	17,970,000	25,962,803	UBS AG	9/2/2011	(148,882)
	Euro	105,000	149,815	The Royal Bank of Scotland PLC	9/22/2011	976
	Euro	242,000	350,885	Deutsche Bank AG London	10/4/2011	(3,404)
	Indian Rupee	58,189,765	1,287,954	UBS AG	11/18/2011	(30,710)
	Indonesian Rupiah	5,241,000,000	565,067	Deutsche Bank AG London	10/31/2011	45,994
	Indonesian Rupiah	11,063,500,000	1,198,442	The Royal Bank of Scotland PLC	10/31/2011	91,480
	Indonesian Rupiah	22,954,000,000	2,540,002	Citibank N.A.	1/31/2012	114,843
	Japanese Yen	659,895,000	8,453,861	Barclays Bank PLC	9/26/2011	166,049
	Japanese Yen	5,545,610,000	72,464,637	Credit Suisse London	9/29/2011	(23,042)
	Japanese Yen	15,012,273,000	196,113,248	UBS AG	9/29/2011	(9,842)
	Malaysian Ringgit	4,751,127	1,563,642	UBS AG	4/23/2012	12,241
	Mexican Peso	49,686,402	4,223,000	Barclays Bank PLC	11/18/2011	(220,836)

421

DERIVATIVE INSTRUMENTS, CONTINUED

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Global Bond Fund, continued	BUYS

	Mexican Peso	11,781,000	$1,000,000	BNP Paribas SA	11/18/2011	($51,058)
	Mexican Peso	23,141,230	1,960,000	Citibank N.A.	11/18/2011	(96,009)
	Mexican Peso	766,927	65,215	Deutsche Bank AG London	11/18/2011	(3,440)
	Mexican Peso	29,256,796	2,488,000	HSBC Bank USA	11/18/2011	(131,409)
	Mexican Peso	141,070,909	11,832,774	Morgan Stanley & Company, Inc.	11/18/2011	(469,726)
	Norwegian Krone	1,185,000	220,512	BNP Paribas SA	9/8/2011	323
	Philippine Peso	73,500,000	1,694,191	Citibank N.A.	3/15/2012	44,301
	Philippine Peso	237,711,660	5,468,407	JPMorgan Chase Bank	3/15/2012	154,174
	Pound Sterling	1,046,000	1,688,579	BNP Paribas SA	9/13/2011	9,182
	Pound Sterling	282,000	456,694	Citibank N.A.	9/13/2011	1,020
	Pound Sterling	700,000	1,126,625	The Royal Bank of Scotland PLC	9/13/2011	9,543
	Singapore Dollar	703,714	550,390	Barclays Bank PLC	9/9/2011	33,964
	Singapore Dollar	400,000	312,810	Citibank N.A.	9/9/2011	19,344
	Singapore Dollar	200,000	156,357	JPMorgan Chase Bank	9/9/2011	9,720
	Singapore Dollar	200,000	155,554	The Royal Bank of Scotland PLC	9/9/2011	10,523
	Singapore Dollar	200,000	165,481	The Royal Bank of Scotland PLC	12/9/2011	772
	Singapore Dollar	855,323	709,959	UBS AG	12/9/2011	1,042
	South Korean Won	304,819,735	286,108	JPMorgan Chase Bank	11/14/2011	(697)
	Swedish Krona	26,618,000	4,144,925	Barclays Bank PLC	9/8/2011	51,124
	Taiwan Dollar	20,000,000	698,568	Barclays Capital	1/11/2012	(6,884)
	Taiwan Dollar	63,239,185	2,202,612	JPMorgan Chase Bank	1/11/2012	(15,535)

			$549,259,114			($1,166,886)

	SELLS

	Australian Dollar	10,375,000	$11,076,723	Citibank N.A.	9/29/2011	$24,553
	Australian Dollar	14,162,000	14,963,357	Deutsche Bank AG	9/29/2011	(122,989)
	Brazilian Real	604,905	381,114	Barclays Capital	9/2/2011	1,125
	Brazilian Real	544,905	341,248	HSBC Bank USA	9/2/2011	(1,051)
	Brazilian Real	60,000	38,126	Morgan Stanley & Company, Inc.	9/2/2011	435
	Canadian Dollar	309,000	322,757	Citibank N.A.	9/19/2011	7,350
	Canadian Dollar	23,980,000	24,342,088	Deutsche Bank AG London	9/19/2011	(135,089)
	Canadian Dollar	767,000	777,772	HSBC Bank USA	9/19/2011	(5,130)
	Canadian Dollar	3,991,000	4,058,357	JPMorgan Chase Bank	9/19/2011	(15,388)
	Canadian Dollar	12,056,000	12,219,830	Royal Bank of Canada	9/19/2011	(86,127)
	Canadian Dollar	6,556,000	6,610,837	The Royal Bank of Scotland PLC	9/19/2011	(81,089)
	Chinese Yuan Renminbi	17,000,000	2,636,068	Deutsche Bank AG London	9/14/2011	(29,704)
	Chinese Yuan Renminbi	53,163,414	8,252,626	UBS AG	9/14/2011	(83,933)
	Euro	11,031,000	15,773,776	Citibank N.A.	9/2/2011	(72,266)
	Euro	8,753,000	12,367,901	Credit Suisse London	9/2/2011	(205,791)
	Euro	10,089,000	14,415,950	Deutsche Bank AG London	9/2/2011	(76,908)
	Euro	7,655,000	10,909,217	HSBC Bank USA	9/2/2011	(87,197)
	Euro	17,515,000	24,981,409	JPMorgan Chase Bank	9/2/2011	(178,904)
	Euro	16,012,000	23,037,940	The Royal Bank of Scotland PLC	9/2/2011	36,687
	Euro	15,095,000	21,764,952	Barclays Bank PLC	10/4/2011	90,425
	Euro	15,096,000	21,783,528	Credit Suisse London	10/4/2011	107,565
	Euro	15,095,000	21,781,557	JPMorgan Chase Bank	10/4/2011	107,030
	Euro	15,095,000	21,872,655	UBS AG	10/4/2011	198,128
	Euro	5,341,000	7,591,222	Barclays Bank PLC	11/30/2011	(72,861)
	Indonesian Rupiah	20,193,930,000	2,349,497	Deutsche Bank AG London	10/31/2011	(4,965)
	Japanese Yen	660,000,000	8,229,478	The Royal Bank of Scotland PLC	9/26/2011	(391,803)
	Japanese Yen	2,010,000,000	25,835,475	JPMorgan Chase Bank	10/31/2011	(428,975)
	Mexican Peso	39,478,285	3,355,000	Deutsche Bank AG London	11/18/2011	175,084
	Mexican Peso	109,517,871	9,143,418	HSBC Bank USA	11/18/2011	321,920
	Mexican Peso	98,512,817	8,350,000	Morgan Stanley & Company, Inc.	11/18/2011	414,942
	Mexican Peso	27,658,553	2,352,000	UBS AG	11/18/2011	124,145
	New Zealand Dollar	26,802,000	22,588,726	JPMorgan Chase Bank	9/29/2011	(201,803)
	Philippine Peso	130,061,330	3,001,000	Barclays Capital	11/15/2011	(75,001)
	Philippine Peso	69,870,060	1,614,000	JPMorgan Chase Bank	11/15/2011	(38,454)
	Philippine Peso	41,075,320	946,000	Morgan Stanley & Company, Inc.	11/15/2011	(25,447)
	Pound Sterling	2,000,000	3,210,036	BNP Paribas SA	9/13/2011	(36,160)
	Pound Sterling	3,475,000	5,601,826	Citibank N.A.	9/13/2011	(38,439)
	Pound Sterling	740,000	1,211,582	HSBC Bank USA	9/13/2011	10,490
	Pound Sterling	1,383,000	2,264,317	JPMorgan Chase Bank	9/13/2011	19,573
	Pound Sterling	1,013,000	1,649,726	Royal Bank of Canada	9/13/2011	5,528
	Pound Sterling	5,497,000	8,951,635	UBS AG	9/13/2011	29,466

422

DERIVATIVE INSTRUMENTS, CONTINUED

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Global Bond Fund, continued	SELLS

	Singapore Dollar	191,392	$155,000	Citibank N.A.	9/9/2011	($3,929)
	Singapore Dollar	257,000	208,672	HSBC Bank USA	9/9/2011	(4,737)
	Singapore Dollar	200,000	165,317	The Royal Bank of Scotland PLC	9/9/2011	(760)
	Singapore Dollar	855,323	709,223	UBS AG	9/9/2011	(1,024)
	South African Rand	92,876	13,200	HSBC Bank USA	10/28/2011	26
	Taiwan Dollar	42,376,840	1,507,000	Barclays Capital	1/11/2012	41,431

			$395,713,138			($790,021)

Heritage Fund

The Fund used forward foreign currency contracts to manage against anticipated currency rate changes. During the year ended August 31, 2011, the Fund held foreign forward currency contracts with USD notional absolute values ranging from approximately $971.7 thousand to $1.7 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Heritage Fund	SELLS

	Euro	839,776	$585,120	UBS AG	9/30/2011	($427)
	Pound Sterling	763,534	469,245	Credit Suisse London	9/30/2011	2,050

			$1,054,365			$1,623

High Income Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging from approximately $1.2 million to $10.2 million, as measured ateach quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

High Income Fund	SELLS

	Canadian Dollar	8,992,604	$9,177,230	Bank of Montreal	9/28/2011	($47,165)
	Pound Sterling	615,000	998,036	Bank of Nova Scotia	9/28/2011	(13,445)

			$10,175,266			($60,610)

High Yield Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging from approximately $14.2 million to $53.2 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

High Yield Fund	SELLS

	Euro	4,498,500	$6,365,333	JPMorgan Chase Bank	9/15/2011	($95,616)
	Euro	2,008,733	2,888,123	Citibank N.A.	11/16/2011	5,237
	Euro	14,575,564	20,576,760	UBS AG	11/16/2011	(341,751)
	Pound Sterling	3,743,065	6,038,538	UBS AG	11/16/2011	(32,356)
			$35,868,754			($464,486)

423

DERIVATIVE INSTRUMENTS, CONTINUED

International Equity Index Fund

The Fund used forward foreign currency contracts to gain exposure to foreign currencies. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging from approximately $13.7 million to $16.6 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

International Equity Index Fund	BUYS

	Australian Dollar	1,800,000	$1,913,472	Societe Generale	10/21/2011	($1,235)
	Canadian Dollar	2,500,000	2,603,028	Societe Generale	10/21/2011	(53,063)
	Euro	2,400,000	3,389,520	JPMorgan Chase Bank	10/21/2011	55,913
	Hong Kong Dollar	5,000,000	642,352	Credit Suisse London	10/21/2011	159
	Japanese Yen	375,000,000	4,749,660	UBS AG	10/21/2011	149,942
	Pound Sterling	1,500,000	2,413,725	JPMorgan Chase Bank	10/21/2011	19,866
	Swedish Krona	6,000,000	921,913	UBS AG	10/21/2011	21,709

			$16,633,670			$193,291

International Opportunities Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging up to approximately $119.6 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

International Opportunities Fund	BUYS

	Japanese Yen	4,751,434,168	$60,777,795	State Street Bank & Trust Company	10/11/2011	$1,296,509

			$60,777,795			$1,296,509

	SELLS

	Japanese Yen	4,751,434,168	$58,817,472	State Street Bank & Trust Company	10/11/2011	($3,256,833)

			$58,817,472			($3,256,833)

Investment Quality Bond Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging from approximately $40.2 million to $126.2 million, as measured ateach quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Investment Quality Bond Fund	BUYS

	Australian Dollar	1,715,000	$1,795,142	Barclays Bank PLC	9/21/2011	$33,661
	Australian Dollar	1,735,000	1,826,913	JPMorgan Chase Bank	9/21/2011	23,217
	Australian Dollar	3,875,000	4,018,562	Westpac Banking Corp.	9/21/2011	113,573
	Brazilian Real	2,729,000	1,719,380	BNP Paribas SA	9/2/2011	(5,076)
	Brazilian Real	6,454,000	3,991,544	Royal Bank of Canada	9/2/2011	62,731
	Brazilian Real	1,090,000	667,075	Royal Bank of Canada	12/2/2011	8,266
	Euro	1,388,000	1,965,944	BNP Paribas SA	9/21/2011	27,400
	Mexican Peso	16,768,000	1,356,334	HSBC Bank USA	9/21/2011	586
	Mexican Peso	27,252,000	2,211,367	Royal Bank of Canada	9/21/2011	(6,048)
	New Zealand Dollar	2,204,000	1,781,471	Goldman Sachs International	9/21/2011	93,712
	New Zealand Dollar	4,447,000	3,658,104	UBS AG	9/21/2011	125,444
	New Zealand Dollar	6,504,000	5,424,860	Westpac Banking Corp.	9/21/2011	108,801
	Pound Sterling	413,000	675,945	Goldman Sachs International	9/21/2011	(5,666)
	Pound Sterling	557,000	911,530	Royal Bank of Canada	9/21/2011	(7,547)
	Pound Sterling	825,000	1,348,095	Royal Bank of Scotland PLC	9/21/2011	(9,161)
	Pound Sterling	558,000	913,111	UBS AG	9/21/2011	(7,505)
	Swedish Krona	11,340,000	1,834,506	Deutsche Bank AG London	9/21/2011	(48,147)

			$36,099,883			$508,241

	SELLS

	Australian Dollar	1,775,000	$1,797,684	Goldman Sachs International	9/21/2011	($95,100)
	Australian Dollar	3,115,000	3,264,240	Royal Bank of Canada	9/21/2011	(57,464)
	Australian Dollar	1,785,000	1,866,860	Westpac Banking Corp.	9/21/2011	(36,588)
	Brazilian Real	2,729,000	1,649,640	BNP Paribas SA	9/2/2011	(64,663)

424

DERIVATIVE INSTRUMENTS, CONTINUED

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Investment Quality Bond Fund,
continued	SELLS

	Brazilian Real	6,454,000	$4,037,506	Royal Bank of Canada	9/2/2011	($16,769)
	Brazilian Real	2,729,000	1,670,135	Royal Bank of Canada	12/2/2011	(20,696)
	Euro	463,000	671,230	Goldman Sachs International	9/21/2011	6,303
	Euro	925,000	1,347,018	Royal Bank of Scotland PLC	9/21/2011	18,601
	Mexican Peso	8,380,000	663,710	Goldman Sachs International	9/21/2011	(14,426)
	Mexican Peso	8,380,000	680,222	HSBC Bank USA	9/21/2011	2,086
	New Zealand Dollar	6,740,000	5,463,848	HSBC Bank USA	9/21/2011	(270,604)
	New Zealand Dollar	2,245,000	1,840,643	JPMorgan Chase Bank	9/21/2011	(69,423)
	New Zealand Dollar	975,000	797,004	UBS AG	9/21/2011	(32,535)
	New Zealand Dollar	3,195,000	2,654,955	Westpac Banking Corp.	9/21/2011	(63,380)
	Pound Sterling	1,238,000	2,001,167	BNP Paribas SA	9/21/2011	(8,046)
	Pound Sterling	1,115,000	1,823,995	Citibank N.A.	9/21/2011	14,405
	Swedish Krona	11,340,000	1,824,031	JPMorgan Chase Bank	9/21/2011	37,672
			$34,053,888			($670,627)

Mid Cap Stock Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging up to approximately $16.3 million, as measured at each quarter end. At August 31, 2011, the Fund held no forward foreign currency contracts.

Mutual Shares Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes and maintain diversity and liquidity of the portfolio. During the period ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values up to approximately $108.6 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Mutual Shares Fund	BUYS

	Euro	769,011	$1,104,489	Bank of America N.A.	9/15/2011	$12,801
	Euro	2,406,803	3,456,759	Barclays Bank PLC	9/15/2011	24,663
	Euro	3,619,987	5,199,189	Deutsche Bank AG	9/15/2011	56,858
	Euro	1,869,848	2,685,561	HSBC Bank USA	9/15/2011	17,123
	Euro	1,982,512	2,847,372	State Street Bank London	9/15/2011	47,117
	Japanese Yen	32,525,990	424,968	Bank of America N.A.	10/20/2011	21,610
	Japanese Yen	20,472,320	267,481	Barclays Bank PLC	10/20/2011	12,883
	Japanese Yen	47,432,643	619,730	Deutsche Bank AG	10/20/2011	26,439
	Japanese Yen	6,200,000	81,006	State Street Bank London	10/20/2011	4,291
	Norwegian Krone	306,300	56,755	Bank of America N.A.	12/19/2011	1,008
	Pound Sterling	480,000	779,061	Barclays Bank PLC	9/16/2011	981
	Pound Sterling	758,039	1,229,438	Deutsche Bank AG	11/18/2011	(19,568)
	Swiss Franc	1,305,585	1,628,722	Deutsche Bank AG	2/10/2012	(137,801)
	Swiss Franc	151,000	188,373	State Street Bank London	2/10/2012	(15,703)

			$20,568,904			$52,702

	SELLS

	Australian Dollar	65,926	$69,554	Barclays Bank PLC	12/21/2011	$95
	Australian Dollar	1,791,240	1,877,223	Bank of America N.A.	2/23/2012	(44,785)
	Euro	765,094	1,098,863	Bank of America N.A.	9/15/2011	(11,649)
	Euro	680,000	976,647	Barclays Bank PLC	9/15/2011	8,503
	Euro	15,216,869	21,855,152	Deutsche Bank AG	9/15/2011	(15,939)
	Euro	12,179,793	17,493,167	HSBC Bank USA	9/15/2011	(29,780)
	Japanese Yen	79,007,923	1,032,277	Bank of America N.A.	10/20/2011	(73,443)
	Japanese Yen	4,982,160	65,094	Barclays Bank PLC	10/20/2011	(5,094)
	Japanese Yen	18,191,846	237,685	Deutsche Bank AG	10/20/2011	(17,685)
	Japanese Yen	58,017,071	758,021	HSBC Bank USA	10/20/2011	(46,503)
	Norwegian Krone	6,308,400	1,168,892	State Street Bank London	12/19/2011	(1,394)
	Pound Sterling	480,000	779,061	Bank of America N.A.	9/16/2011	7,299
	Pound Sterling	11,350,821	18,409,513	Bank of America N.A.	11/18/2011	(33,782)
	Pound Sterling	5,675,411	9,204,756	Barclays Bank PLC	11/18/2011	(21,942)
	Pound Sterling	230,000	373,029	Deutsche Bank AG	11/18/2011	4,693

425

DERIVATIVE INSTRUMENTS, CONTINUED

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Mutual Shares Fund, continued	SELLS

	Pound Sterling	2,081,651	$3,376,159	State Street Bank London	11/18/2011	($9,089)
	Swiss Franc	3,614,194	4,508,722	Barclays Bank PLC	2/10/2012	255,489
	Swiss Franc	3,779,550	4,715,003	Deutsche Bank AG	2/10/2012	254,003

			$87,998,818			$218,997

Real Return Bond Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the Fund. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging from approximately $132.7 million to $208.1 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Real Return Bond Fund	BUYS

	Brazilian Real	14,442,980	$9,000,795	Barclays Bank PLC	9/2/2011	$71,999
	Brazilian Real	642,200	400,874	Citibank N.A.	9/2/2011	2,543
	Brazilian Real	477,900	297,945	Deutsche Bank AG	9/2/2011	2,262
	Brazilian Real	7,720,160	4,864,012	HSBC Bank USA, N.A.	9/2/2011	(14,361)
	Brazilian Real	698,940	440,360	JPMorgan Chase Bank	9/2/2011	(1,300)
	Brazilian Real	200,000	126,008	Morgan Stanley & Company, Inc.	9/2/2011	(372)
	Brazilian Real	200,000	125,235	HSBC Bank USA, N.A.	11/3/2011	(803)
	Brazilian Real	200,000	126,478	Morgan Stanley & Company, Inc.	11/3/2011	(2,046)
	Canadian Dollar	2,611,000	2,650,425	Deutsche Bank AG	9/19/2011	14,709
	Canadian Dollar	2,611,000	2,647,662	Royal Bank of Canada	9/19/2011	17,472
	Chinese Yuan Renminbi	1,335,000	207,782	Barclays Bank PLC	11/15/2011	2,062
	Chinese Yuan Renminbi	8,032,795	1,236,480	Citibank N.A.	11/15/2011	26,167
	Chinese Yuan Renminbi	4,979,149	774,754	JPMorgan Chase Bank	11/15/2011	7,901
	Chinese Yuan Renminbi	10,000,000	1,543,448	Deutsche Bank AG	2/13/2012	34,998
	Chinese Yuan Renminbi	29,032,780	4,457,787	JPMorgan Chase Bank	2/13/2012	124,587
	Euro	4,933,000	7,071,012	Barclays Bank PLC	10/19/2011	10,949
	Euro	306,000	439,493	JPMorgan Chase Bank N.A.	11/18/2011	(338)
	Euro	970,000	1,398,131	UBS AG	11/18/2011	(6,041)
	Indian Rupee	414,897,220	8,926,360	JPMorgan Chase Bank	7/12/2012	(122,013)
	Malaysian Ringgit	963,101	322,972	Citibank N.A.	11/10/2011	(1,430)
	Malaysian Ringgit	9,071,730	2,985,595	UBS AG	4/23/2012	23,373
	Mexican Peso	54,224,025	4,593,699	Morgan Stanley & Company, Inc.	11/18/2011	(226,408)
	Singapore Dollar	1,014,421	793,400	Barclays Bank PLC	9/9/2011	48,960
	Singapore Dollar	500,000	390,941	Citibank N.A.	9/9/2011	24,251
	Singapore Dollar	1,400,000	1,136,467	Deutsche Bank AG	9/9/2011	26,072
	Singapore Dollar	1,000,000	812,222	Goldman Sachs International	9/9/2011	18,162
	Singapore Dollar	862,235	691,314	JPMorgan Chase Bank	9/9/2011	24,673
	Singapore Dollar	1,200,000	960,078	Royal Bank of Scotland PLC	9/9/2011	36,383
	Singapore Dollar	300,000	244,245	UBS AG	9/9/2011	4,870
	Singapore Dollar	4,902,671	4,062,049	Citibank N.A.	12/9/2011	13,374
	Singapore Dollar	1,300,000	1,075,625	Royal Bank of Scotland PLC	12/9/2011	5,021
	Singapore Dollar	200,000	165,419	UBS AG	12/9/2011	834

			$64,969,067			$166,510

	SELLS

	Australian Dollar	10,359,000	$10,945,164	Deutsche Bank AG	9/29/2011	($89,962)
	Brazilian Real	14,442,980	9,092,405	Barclays Bank PLC	9/2/2011	19,612
	Brazilian Real	642,200	404,612	Citibank N.A.	9/2/2011	1,195
	Brazilian Real	477,900	300,857	Deutsche Bank AG	9/2/2011	650
	Brazilian Real	7,720,160	4,906,582	HSBC Bank USA, N.A.	9/2/2011	56,931
	Brazilian Real	698,940	440,000	JPMorgan Chase Bank	9/2/2011	940
	Brazilian Real	200,000	127,836	Morgan Stanley & Company, Inc.	9/2/2011	2,200
	Brazilian Real	283,866	171,759	Barclays Bank PLC	11/3/2011	(4,852)
	Brazilian Real	642,200	396,787	Citibank N.A.	11/3/2011	(2,765)
	Brazilian Real	318,800	195,943	Deutsche Bank AG	11/3/2011	(2,402)
	Euro	53,514,000	76,534,385	Royal Bank of Scotland PLC	11/18/2011	(265,958)
	Indian Rupee	130,526,932	2,805,824	Barclays Bank PLC	11/18/2011	(14,332)
	Japanese Yen	88,742,000	1,104,354	Citibank N.A.	10/17/2011	(55,069)
	Pound Sterling	3,618,000	5,940,803	UBS AG	9/13/2011	68,435
	Singapore Dollar	4,776,656	3,958,117	Citibank N.A.	9/9/2011	(8,343)

426

DERIVATIVE INSTRUMENTS, CONTINUED

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Real Return Bond Fund, continued	SELLS

	Singapore Dollar	1,300,000	$1,074,558	Royal Bank of Scotland PLC	9/9/2011	($4,942)
	Singapore Dollar	200,000	165,221	UBS AG	9/9/2011	(856)
			$118,565,207			($299,518)

Spectrum Income Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies, to maintain diversity and liquidity of the Fund and for risk management. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging from approximately $93.7 million to $125.1 million, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Spectrum Income Fund	BUYS

	Australian Dollar	1,074,274	$1,105,426	Deutsche Bank AG	11/18/2011	$32,048
	Australian Dollar	42,119	44,382	State Street Bank London	11/18/2011	215
	Canadian Dollar	111,319	112,985	State Street Bank London	11/18/2011	492
	Chilean Peso	148,036,000	311,000	Credit Suisse London	11/18/2011	6,574
	Chinese Yuan Renminbi	3,045,000	476,451	Citibank NA	12/16/2011	2,910
	Chinese Yuan Renminbi	5,460,000	838,002	State Street Bank London	12/16/2011	21,543
	Chinese Yuan Renminbi	3,245,000	497,661	Morgan Stanley & Company, Inc.	12/19/2011	13,254
	Chinese Yuan Renminbi	9,740,000	1,493,292	State Street Bank London	12/19/2011	40,242
	Chinese Yuan Renminbi	5,205,000	814,172	Standard Chartered Bank	6/20/2012	11,373
	Chinese Yuan Renminbi	6,575,000	1,030,241	Deutsche Bank AG	6/25/2012	12,762
	Chinese Yuan Renminbi	8,212,435	1,285,000	Standard Chartered Bank	6/25/2012	17,753
	Czech Koruna	4,425,181	260,550	Merrill Lynch International	11/18/2011	3,114
	Danish Krone	349,549	67,084	UBS AG	11/18/2011	271
	Euro	457,000	649,271	Barclays Bank	9/9/2011	7,147
	Euro	90,000	127,544	Citibank NA	9/9/2011	1,729
	Euro	1,372,454	1,946,227	Deutsche Bank AG	9/9/2011	25,116
	Euro	229,000	327,097	JPMorgan Chase Bank	9/9/2011	1,830
	Euro	57,125	80,948	Royal Bank of Canada	9/9/2011	1,105
	Euro	190,171	268,236	Royal Bank of Scotland PLC	9/9/2011	4,919
	Euro	169,000	242,360	State Street Bank London	9/9/2011	385
	Euro	1,033,696	1,468,366	UBS AG	9/9/2011	16,396
	Euro	105,677	152,000	Barclays Bank	11/18/2011	(339)
	Euro	189,893	274,709	Merrill Lynch International	11/18/2011	(2,185)
	Euro	22,944	33,186	State Street Bank London	11/18/2011	(258)
	Hungarian Forint	26,869,215	143,135	Barclays Bank	11/18/2011	(1,951)
	Indonesian Rupiah	6,126,450,000	705,000	Morgan Stanley & Company, Inc.	9/27/2011	11,678
	Japanese Yen	3,045,000	39,827	Citibank NA	9/28/2011	(51)
	Japanese Yen	18,975,000	247,889	Royal Bank of Scotland PLC	9/28/2011	(23)
	Japanese Yen	841,718,904	10,994,382	Citibank NA	11/18/2011	6,483
	Japanese Yen	22,032,000	288,000	Credit Suisse Securities, Ltd.	11/18/2011	(52)
	Japanese Yen	47,454,876	618,099	JPMorgan Chase Bank	11/18/2011	2,113
	Japanese Yen	6,189,534	81,000	State Street Bank London	11/18/2011	(106)
	Malaysian Ringgit	5,537,853	1,817,000	Morgan Stanley & Company, Inc.	9/22/2011	37,345
	Malaysian Ringgit	66,550	22,000	State Street Bank London	9/22/2011	284
	Malaysian Ringgit	8,055,000	2,666,865	Morgan Stanley & Company, Inc.	10/7/2011	27,974
	Mexican Peso	5,510,000	443,295	Royal Bank of Canada	9/15/2011	2,808
	Mexican Peso	8,171,516	652,000	JPMorgan Chase Bank	11/18/2011	6,203
	Mexican Peso	12,761,000	1,031,442	Royal Bank of Canada	11/18/2011	(3,563)
	Norwegian Krone	2,535,000	461,564	Deutsche Bank AG	9/27/2011	10,369
	Norwegian Krone	2,870,000	520,644	Royal Bank of Canada	11/9/2011	12,358
	Norwegian Krone	8,292,826	1,509,983	Goldman Sachs International	11/18/2011	29,307
	Pound Sterling	335,000	536,375	UBS AG	10/5/2011	7,227
	Pound Sterling	21,000	34,377	State Street Bank London	10/7/2011	(301)
	Russian Ruble	43,466,621	1,531,000	Bank of America Merrill Lynch	9/23/2011	(29,126)
	Singapore Dollar	500,000	415,628	Standard Chartered Bank	9/20/2011	(415)
	Singapore Dollar	655,000	532,520	State Street Bank London	10/13/2011	11,489
	Singapore Dollar	2,361,688	1,964,798	UBS AG	11/18/2011	(2,433)
	South Korean Won	2,114,503,560	1,973,000	Citibank NA	10/14/2011	8,763
	South Korean Won	29,362,500	27,000	State Street Bank London	10/14/2011	519
	South Korean Won	1,208,795,000	1,111,587	Citibank NA	11/14/2011	20,244
	Swedish Krona	9,200,000	1,449,744	Credit Suisse Securities, Ltd.	9/28/2011	(1,048)

427

DERIVATIVE INSTRUMENTS, CONTINUED

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Spectrum Income Fund, continued	BUYS

	Swedish Krona	15,983,619	$2,475,931	Credit Suisse Securities, Ltd.	11/18/2011	$34,145
	Swedish Krona	134,625	21,151	State Street Bank London	11/18/2011	(9)
	Swiss Franc	1,405,692	1,782,008	Merrill Lynch International	11/18/2011	(33,233)
	Taiwan Dollar	21,184,290	738,000	JPMorgan Chase Bank	11/18/2011	(6,666)
	Thailand Baht	12,161,000	404,760	Morgan Stanley & Company, Inc.	11/18/2011	(1,641)
	Turkish Lira	427,669	236,949	Morgan Stanley & Company, Inc.	11/18/2011	9,328
	Turkish Lira	83,727	46,105	State Street Bank London	11/18/2011	2,111

			$51,429,248			$378,526

	SELLS

	Brazilian Real	3,190,000	$1,957,293	Royal Bank of Canada	10/4/2011	($36,041)
	Brazilian Real	5,790,515	3,519,000	Barclays Bank	11/18/2011	(75,880)
	Brazilian Real	125,410	77,000	JPMorgan Chase Bank	11/18/2011	(857)
	Brazilian Real	78,792	49,000	State Street Bank London	11/18/2011	84
	Canadian Dollar	480,000	488,194	Royal Bank of Canada	9/19/2011	(1,758)
	Canadian Dollar	200,167	202,240	Credit Suisse Securities, Ltd.	11/18/2011	(1,806)
	Chinese Yuan Renminbi	3,320,000	516,169	Standard Chartered Bank	12/16/2011	(6,484)
	Chinese Yuan Renminbi	5,935,000	923,592	Credit Suisse London	12/19/2011	(10,856)
	Euro	115,000	165,543	JPMorgan Chase Bank	9/9/2011	361
	Euro	6,294,000	9,212,787	Royal Bank of Scotland PLC	9/9/2011	172,317
	Euro	180,913	259,521	UBS AG	9/9/2011	(335)
	Euro	1,200,000	1,695,288	Citibank NA	9/28/2011	(27,899)
	Euro	1,970,000	2,837,312	Credit Suisse Securities, Ltd.	9/28/2011	8,413
	Euro	330,000	473,491	Goldman Sachs International	9/28/2011	(386)
	Euro	265,000	375,308	UBS AG	9/28/2011	(5,230)
	Euro	10,854,703	15,602,333	Citibank NA	11/18/2011	24,262
	Euro	200,765	288,000	Credit Suisse Securities, Ltd.	11/18/2011	(128)
	Euro	451,786	652,000	JPMorgan Chase Bank	11/18/2011	3,621
	Euro	40,320	58,000	State Street Bank London	11/18/2011	135
	Indonesian Rupiah	952,380,000	111,000	JPMorgan Chase Bank	9/27/2011	(410)
	Japanese Yen	58,915,000	734,033	Royal Bank of Scotland PLC	9/28/2011	(35,560)
	Malaysian Ringgit	1,465,196	493,000	Barclays Bank	9/22/2011	2,380
	Malaysian Ringgit	618,900	208,000	JPMorgan Chase Bank	9/22/2011	762
	Malaysian Ringgit	2,184,126	714,000	Morgan Stanley & Company, Inc.	9/22/2011	(17,353)
	Malaysian Ringgit	1,125,575	377,000	State Street Bank London	9/22/2011	102
	Mexican Peso	6,570,000	533,024	UBS AG	9/15/2011	1,100
	Mexican Peso	12,805,000	1,042,413	Royal Bank of Canada	9/20/2011	6,108
	Mexican Peso	11,541,410	935,087	Royal Bank of Canada	11/18/2011	5,444
	Mexican Peso	7,213,477	578,527	State Street Bank London	11/18/2011	(2,508)
	Polish Zloty	1,444,758	495,824	JPMorgan Chase Bank	11/18/2011	(2,409)
	Pound Sterling	28,116	46,000	JPMorgan Chase Bank	11/18/2011	399
	Pound Sterling	6,000	9,922	State Street Bank London	10/7/2011	186
	Pound Sterling	197,000	316,522	UBS AG	10/7/2011	(3,141)
	Pound Sterling	60,240	98,000	State Street Bank London	11/18/2011	298
	Pound Sterling	339,716	556,628	UBS AG	11/18/2011	5,654
	Russian Ruble	18,897,518	662,000	Citibank NA	9/23/2011	9,046
	Russian Ruble	2,096,430	75,000	State Street Bank London	9/23/2011	2,563
	South African Rand	2,109,963	290,809	Citibank NA	11/18/2011	(7,604)
	South Korean Won	706,702,800	665,000	State Street Bank London	10/14/2011	2,661

			$48,293,860			$9,251

Total Return Fund

The Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies, andto maintain diversity and liquidity of the Fund. During the year ended August 31, 2011, the Fund held forward foreign currency contracts with USD notional absolute values ranging from approximately $324.3 million to $1.2 billion, as measured at each quarter end.

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Total Return Fund	BUYS

	Brazilian Real	372,200	$200,000	Bank of America N.A.	9/2/2011	$33,809
	Brazilian Real	52,064,531	32,354,295	Barclays Capital	9/2/2011	351,611
	Brazilian Real	52,622,681	33,154,411	HSBC Bank USA	9/2/2011	(97,887)
	Brazilian Real	185,950	100,000	Morgan Stanley & Company, Inc.	9/2/2011	16,810

428

DERIVATIVE INSTRUMENTS, CONTINUED

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Total Return Fund, continued	BUYS

	Brazilian Real	52,622,681	$32,363,272	HSBC Bank USA	11/3/2011	$376,528
	Canadian Dollar	11,000	11,217	UBS AG	9/1/2011	15
	Canadian Dollar	57,000	58,329	Citibank N.A.	9/2/2011	(125)
	Canadian Dollar	3,418,000	3,599,509	Barclays Bank PLC	9/19/2011	(110,643)
	Canadian Dollar	711,000	751,520	Citibank N.A.	9/19/2011	(25,779)
	Canadian Dollar	1,206,000	1,231,907	Credit Suisse London	9/19/2011	(903)
	Canadian Dollar	2,329,000	2,364,167	Deutsche Bank AG London	9/19/2011	13,120
	Canadian Dollar	2,975,000	3,055,238	JPMorgan Chase Bank	9/19/2011	(18,557)
	Canadian Dollar	951,000	964,353	Royal Bank of Canada	9/19/2011	6,364
	Chinese Yuan Renminbi	1,549,000	241,089	Barclays Capital	11/15/2011	2,393
	Chinese Yuan Renminbi	9,317,509	1,434,235	Citibank N.A.	11/15/2011	30,352
	Chinese Yuan Renminbi	22,915,219	3,569,071	HSBC Bank USA	11/15/2011	32,894
	Chinese Yuan Renminbi	26,307,000	4,089,760	JPMorgan Chase Bank	11/15/2011	45,347
	Chinese Yuan Renminbi	27,280,000	4,266,767	Barclays Capital	2/13/2012	39,235
	Chinese Yuan Renminbi	6,426,300	1,000,000	HSBC Bank USA	2/13/2012	14,357
	Chinese Yuan Renminbi	21,756,900	3,400,000	Barclays Capital	6/1/2012	48,603
	Chinese Yuan Renminbi	17,882,770	2,800,000	Citibank N.A.	6/1/2012	34,530
	Chinese Yuan Renminbi	36,398,200	5,700,000	HSBC Bank USA	6/1/2012	69,340
	Chinese Yuan Renminbi	45,313,650	7,100,000	JPMorgan Chase Bank	6/1/2012	82,494
	Chinese Yuan Renminbi	5,095,600	800,000	Morgan Stanley & Company, Inc.	6/1/2012	7,684
	Chinese Yuan Renminbi	3,205,500	500,000	Royal Bank of Scotland PLC	6/1/2012	8,092
	Chinese Yuan Renminbi	5,681,700	900,000	Citibank N.A.	2/1/2013	6,418
	Chinese Yuan Renminbi	2,524,000	400,000	Goldman Sachs International	2/1/2013	2,661
	Euro	1,042,000	1,487,617	Bank of America N.A.	10/19/2011	8,309
	Euro	296,000	426,274	Citibank N.A.	10/19/2011	(1,327)
	Euro	3,703,000	5,227,377	Credit Suisse London	10/19/2011	88,759
	Euro	7,835,000	11,282,165	HSBC Bank USA	10/19/2011	(34,008)
	Euro	1,209,000	1,734,153	Royal Bank of Canada	10/19/2011	1,523
	Euro	8,100,000	11,516,864	Royal Bank of Scotland PLC	10/19/2011	111,736
	Indian Rupee	88,125,000	1,916,177	Barclays Capital	11/18/2011	(12,155)
	Indian Rupee	380,092,000	8,216,429	UBS AG	7/12/2012	(150,667)
	Indonesian Rupiah	6,456,000,000	696,065	Deutsche Bank AG London	10/31/2011	56,657
	Indonesian Rupiah	13,629,200,000	1,476,368	Royal Bank of Scotland PLC	10/31/2011	112,695
	Indonesian Rupiah	32,320,360,000	3,576,448	Citibank N.A.	1/31/2012	161,705
	Indonesian Rupiah	59,016,459,500	6,531,982	HSBC Bank USA	7/2/2012	199,744
	Japanese Yen	5,470,000,000	69,522,115	UBS AG	9/6/2011	1,918,157
	Malaysian Ringgit	13,048,696	4,296,574	UBS AG	4/23/2012	31,498
	Mexican Peso	46,734,374	3,960,037	Citibank N.A.	11/18/2011	(195,654)
	Mexican Peso	7,612,984	647,363	Deutsche Bank AG London	11/18/2011	(34,148)
	Mexican Peso	185,377,068	15,675,780	HSBC Bank USA	11/18/2011	(743,938)
	Philippine Peso	30,087,000	678,048	Barclays Capital	11/15/2011	33,522
	Philippine Peso	97,237,500	2,216,558	Citibank N.A.	11/15/2011	83,147
	Philippine Peso	13,215,000	300,000	Deutsche Bank AG London	11/15/2011	12,540
	Philippine Peso	13,176,000	300,000	Goldman Sachs International	11/15/2011	11,618
	Philippine Peso	39,498,000	900,000	JPMorgan Chase Bank	11/15/2011	34,143
	Philippine Peso	73,500,000	1,694,191	Citibank N.A.	3/15/2012	44,301
	Philippine Peso	18,000,000	413,674	HSBC Bank USA	3/15/2012	12,079
	Philippine Peso	261,359,627	6,009,666	JPMorgan Chase Bank	3/15/2012	172,259
	Philippine Peso	19,519,873	448,269	Morgan Stanley & Company, Inc.	3/15/2012	13,434
	Singapore Dollar	700,000	547,485	Barclays Bank PLC	9/9/2011	33,785
	Singapore Dollar	1,300,000	1,016,276	Citibank N.A.	9/9/2011	63,224
	Singapore Dollar	4,900,000	3,944,750	Deutsche Bank AG London	9/9/2011	124,133
	Singapore Dollar	2,000,000	1,624,445	Goldman Sachs International	9/9/2011	36,324
	Singapore Dollar	4,290,342	3,424,090	JPMorgan Chase Bank	9/9/2011	138,542
	Singapore Dollar	3,500,000	2,783,356	Royal Bank of Scotland PLC	9/9/2011	122,989
	Singapore Dollar	1,500,000	1,221,225	UBS AG	9/9/2011	24,352
	Singapore Dollar	12,290,342	10,203,264	JPMorgan Chase Bank	12/9/2011	13,277
	Singapore Dollar	3,300,000	2,730,432	Royal Bank of Scotland PLC	12/9/2011	12,745
	Singapore Dollar	2,600,000	2,147,512	UBS AG	12/9/2011	13,779
	South African Rand	2,280,450	300,000	Barclays Bank PLC	9/13/2011	25,559
	South African Rand	759,900	100,000	Morgan Stanley & Company, Inc.	9/13/2011	8,484
	South African Rand	760,000	100,000	UBS AG	9/13/2011	8,498
	South African Rand	54,631,017	7,764,168	HSBC Bank USA	10/28/2011	(15,198)
	South Korean Won	27,611,594,600	25,853,553	UBS AG	2/27/2012	(61,503)
	Taiwan Dollar	46,076,300	1,609,371	Barclays Capital	1/11/2012	(15,859)
			$372,929,261			$3,437,823

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DERIVATIVE INSTRUMENTS, CONTINUED

		PRINCIPAL	PRINCIPAL
		AMOUNT	AMOUNT			UNREALIZED
		COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
FUND	CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Total Return Fund, continued	SELLS

	Brazilian Real	372,200	$234,501	Bank of America N.A.	9/2/2011	$692
	Brazilian Real	52,064,531	32,802,754	Barclays Capital	9/2/2011	96,848
	Brazilian Real	52,622,681	32,634,221	HSBC Bank USA	9/2/2011	(422,304)
	Brazilian Real	185,950	117,156	Morgan Stanley & Company, Inc.	9/2/2011	346
	Canadian Dollar	1,462,000	1,485,772	BNP Paribas SA	9/19/2011	(6,539)
	Canadian Dollar	2,182,000	2,205,615	Citibank N.A.	9/19/2011	(21,624)
	Canadian Dollar	155,000	157,606	Deutsche Bank AG London	9/19/2011	(608)
	Canadian Dollar	71,000	72,472	HSBC Bank USA	9/19/2011	—
	Canadian Dollar	235,000	243,874	JPMorgan Chase Bank	9/19/2011	4,002
	Canadian Dollar	4,109,000	4,159,028	Royal Bank of Canada	9/19/2011	(35,163)
	Canadian Dollar	782,000	801,153	Royal Bank of Scotland PLC	9/19/2011	2,940
	Canadian Dollar	185,000	186,903	UBS AG	9/19/2011	(1,933)
	Euro	76,885,000	108,009,970	Barclays Bank PLC	10/19/2011	(2,368,407)
	Euro	151,000	213,763	Citibank N.A.	10/19/2011	(3,017)
	Euro	2,324,000	3,244,885	Credit Suisse London	10/19/2011	(91,518)
	Euro	3,955,000	5,577,425	Deutsche Bank AG London	10/19/2011	(100,490)
	Euro	7,664,000	10,902,347	JPMorgan Chase Bank	10/19/2011	(100,318)
	Euro	7,546,000	10,515,351	Morgan Stanley & Company, Inc.	10/19/2011	(317,910)
	Japanese Yen	5,470,000,000	67,285,397	Citibank N.A.	9/6/2011	(4,154,875)
	Japanese Yen	7,290,000,000	91,298,238	Citibank N.A.	9/12/2011	(3,916,664)
	Japanese Yen	100,000,000	1,244,029	Citibank N.A.	9/20/2011	(62,161)
	Japanese Yen	6,480,000,000	80,091,957	Deutsche Bank AG London	10/11/2011	(4,564,901)
	Japanese Yen	702,028,000	8,844,997	Citibank N.A.	10/17/2011	(327,068)
	Japanese Yen	663,800,000	8,361,676	Deutsche Bank AG London	10/17/2011	(310,936)
	Japanese Yen	678,300,000	8,542,821	JPMorgan Chase Bank	10/17/2011	(319,235)
	Japanese Yen	839,600,000	10,583,343	UBS AG	10/17/2011	(386,113)
	Japanese Yen	1,449,000,000	18,318,584	Bank of America N.A.	10/24/2011	(614,042)
	Japanese Yen	1,100,000,000	13,919,910	Citibank N.A.	10/24/2011	(452,684)
	Japanese Yen	671,000,000	8,487,923	Deutsche Bank AG London	10/24/2011	(279,359)
	Japanese Yen	180,000,000	2,313,625	JPMorgan Chase Bank	10/31/2011	(38,416)
	Japanese Yen	2,080,000,000	26,942,255	Citibank N.A.	11/7/2011	(238,956)
	Japanese Yen	1,280,000,000	16,584,607	Bank of America N.A.	11/14/2011	(143,623)
	Japanese Yen	2,274,000,000	29,474,186	Barclays Bank PLC	11/14/2011	(244,560)
	Japanese Yen	1,280,000,000	16,574,085	Citibank N.A.	11/14/2011	(154,145)
	Japanese Yen	1,898,000,000	24,566,002	Deutsche Bank AG London	11/14/2011	(238,827)
	Japanese Yen	2,048,000,000	26,547,411	UBS AG	11/14/2011	(217,757)
	Japanese Yen	328,000,000	4,277,824	Barclays Bank PLC	11/21/2011	(9,126)
	Japanese Yen	868,000,000	11,317,852	Citibank N.A.	11/21/2011	(26,882)
	Japanese Yen	1,216,000,000	15,853,046	Deutsche Bank AG London	11/21/2011	(40,037)
	Japanese Yen	1,628,000,000	21,225,554	JPMorgan Chase Bank	11/21/2011	(52,357)
	Mexican Peso	953,638	76,563	HSBC Bank USA	11/18/2011	(252)
	Mexican Peso	314,145,649	25,288,440	UBS AG	11/18/2011	(15,516)
	Pound Sterling	1,171,000	1,911,880	Bank of America N.A.	9/13/2011	11,232
	Pound Sterling	6,815,000	11,140,867	Barclays Bank PLC	9/13/2011	79,454
	Pound Sterling	7,461,000	12,170,192	Citibank N.A.	9/13/2011	60,259
	Pound Sterling	39,000	63,927	Deutsche Bank AG London	9/13/2011	626
	Pound Sterling	6,186,000	10,157,492	UBS AG	9/13/2011	117,009
	Singapore Dollar	12,290,342	10,193,532	JPMorgan Chase Bank	9/9/2011	(12,175)
	Singapore Dollar	3,300,000	2,727,724	Royal Bank of Scotland PLC	9/9/2011	(12,545)
	Singapore Dollar	2,600,000	2,144,875	UBS AG	9/9/2011	(14,124)
			$802,095,610			($19,943,759)

Options There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When a Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If a Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a Fund enters into a closing sale transaction, the

430

DERIVATIVE INSTRUMENTS, CONTINUED

Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended August 31, 2011, the Funds used purchased options for the following reasons: Global Bond Fund used purchased options to manage against anticipated currency exchange rates, manage against anticipated interest rate changes and maintain diversity and liquidity of the Fund. Real Return Bond Fund and Total Return Fund used purchased options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Fund. During the year ended August 31, 2011, Global Bond Fund, Real Return Bond Fund and Total Return Fund used purchased options with market values ranging up to approximately $17,000, $312,000 and $281,000, respectively.

The following tables summarize the Funds’ written options activities during the year ended August 31, 2011. In addition, the tables detail how the Funds used written option contracts during the year ended August 31, 2011.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alpha Opportunities Fund

Outstanding, beginning of year	370	$59,318
Options written	432	137,190
Option closed	(354)	(102,366)
Options exercised	(320)	(52,977)
Options expired	(128)	(41,165)
Outstanding, end of year	—	—
Global Bond Fund

Outstanding, beginning of year	217,300,000	$1,683,382
Options written	503,957,401	4,586,409
Options closed	(98,600,588)	(567,215)
Options exercised	—	—
Options expired	(455,856,158)	(3,862,077)
Outstanding, end of year	166,800,655	$1,840,499
Real Return Bond Fund

Outstanding, beginning of year	240,900,000	$1,953,290
Options written	453,601,926	2,986,227
Options closed	(123,500,847)	(660,752)
Options exercised	—	—
Options expired	(319,101,005)	(2,120,923)
Outstanding, end of year	251,900,074	$2,157,842
Total Return Fund

Outstanding, beginning of year	653,000,118	$4,990,767
Options written	1,478,003,865	8,828,381
Options closed	(187,102,040)	(1,654,236)
Options exercised	—	—
Options expired	(719,701,156)	(3,910,988)
Outstanding, end of year	1,224,200,787	$8,253,924
Value & Restructuring Fund

Outstanding, beginning of year	8,498	$1,738,841
Options written	8,100	1,083,575
Options closed	(10,012)	(2,105,256)
Options exercised	—	—
Options expired	(6,351)	(697,465)
Outstanding, end of year	235	$19,695

Options on Securities

Alpha Opportunities Fund

The Fund used written options to generate potential income.

Value & Restructuring Fund

The Fund used written options as a substitute for securities purchased.

		EXERCISE	EXPIRATION	NUMBER OF
FUND	NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Value & Restructuring Fund	CALLS

	Celenase Corp.	$62.50	Sept 2011	80	$6,400	($1,200)
	Tyco International, Ltd.	50.00	Sept 2011	80	4,520	(400)
	Union Pacific Corp.	110.00	Sept 2011	75	8,775	(375)

				235	$19,695	($1,975)

431

DERIVATIVE INSTRUMENTS, CONTINUED

Options on Exchange-Traded Futures Contracts

Global Bond Fund

The Fund used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Fund.

		EXERCISE	EXPIRATION	NUMBER OF
FUND	NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Global Bond Fund	CALLS

	Eurodollar Futures	$99.375	Sep 2011	258	$111,713	($167,700)

				258	$111,713	($167,700)
	PUTS

	Eurodollar Futures	$99.375	Sep 2011	258	$158,589	($1,612)
	U.S. Treasury 10-Year Note Futures	128.000	Sep 2011	31	14,972	(14,972)
	U.S. Treasury 10-Year Note Futures	127.500	Sep 2011	108	45,102	(42,188)

				397	$218,663	($58,772)

Real Return Bond Fund

The Fund used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Fund.

		EXERCISE	EXPIRATION	NUMBER OF
FUND	NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Real Return Bond Fund	CALLS

	Eurodollar Futures	$99.375	Sep 2011	37	$17,319	($24,050)

				37	$17,319	($24,050)
	PUTS

	Eurodollar Futures	$99.375	Sep 2011	37	$23,677	($231)

				37	$23,677	($231)

Total Return Fund

The Fund used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Fund.

		EXERCISE	EXPIRATION	NUMBER OF
FUND	NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Total Return Fund	PUTS

	Eurodollar Futures	$99.375	Sep 2011	447	$278,486	($2,794)
	Eurodollar Futures	99.000	Mar 2012	340	268,511	(46,750)

				787	$546,997	($49,544)

Foreign Currency Options

Global Bond Fund

The Fund used written options to manage against anticipated currency exchange rates.

							USD
			EXERCISE	EXPIRATION		NOTIONAL	NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	PRICE	DATE		AMOUNT	AMOUNT	PREMIUM	VALUE

Global Bond Fund	PUTS

	Euro versus U.S. Dollar	UBS AG	$2.03	Sep 2011	EUR	5,400,000	($7,757,105)	$52,878	($50,173)

						5,400,000	($7,757,105)	$52,878	($50,173)

Real Return Bond Fund

The Fund used written options to manage against anticipated currency exchange rates.

							USD
			EXERCISE	EXPIRATION		NOTIONAL	NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	PRICE	DATE		AMOUNT	AMOUNT	PREMIUM	VALUE

Real Return Bond
Fund	CALLS

	Australian Dollar versus U.S. Dollar	Morgan Stanley Capital Services,	$0.99	Oct 2011	AUD	4,700,000	($5,024,067)	$45,495	($16,715)
		Inc.

						4,700,000	($5,024,067)	$45,495	($16,715)

Interest Rate Swaptions

An interest rate swaption is an option to enter into an interest rate swap.

432

DERIVATIVE INSTRUMENTS, CONTINUED

Global Bond Fund

The Fund used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Fund.

				PAY/
				RECEIVE
			FLOATING	FLOATING	EXERCISE	EXPIRATION		NOTIONAL
FUND	NAME OF ISSUER	COUNTERPARTY	RATE INDEX	RATE	RATE	DATE		AMOUNT	PREMIUM	VALUE

Global Bond Fund	PUTS

	2-Year Interest Rate Swap	Bank of America N.A.	3-Month USD LIBOR	Receive	2.25%	Sep 2012	USD	25,900,000	$228,133	($27,042)
	2-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.25%	Sep 2012	USD	50,800,000	390,799	(53,040)
	3-Year Interest Rate Swap	Bank of America N.A.	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD	10,800,000	109,872	(6,466)
	3-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD	5,000,000	44,795	(2,994)
	3-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD	8,100,000	87,856	(4,849)
	3-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD	6,400,000	69,580	(3,832)
	3-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	2.75%	Jun 2012	USD	6,900,000	71,626	(5,109)
	3-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD	7,500,000	71,054	(4,490)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD	7,700,000	85,321	(4,610)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.75%	Jun 2012	USD	6,600,000	64,680	(4,887)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	10.00%	Jul 2012	USD	6,600,000	39,600	(20)

								142,300,000	$1,263,316	($117,339)

Real Return Bond Fund

The Fund used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Fund.

				PAY/
				RECEIVE
			FLOATING	FLOATING	EXERCISE	EXPIRATION		NOTIONAL
FUND	NAME OF ISSUER	COUNTERPARTY	RATE INDEX	RATE	RATE	DATE		AMOUNT	PREMIUM	VALUE

Real Return
Bond Fund	CALLS

	5-Year Interest Rate Swap	Credit Suisse International	3-Month USD LIBOR	Receive	1.80%	Oct 2011	USD	7,000,000	$33,124	($167,123)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	3.00%	Oct 2011	USD	12,800,000	88,320	(676,571)

								19,800,000	$121,444	($843,694)

	PUTS

	1-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	1.00%	Nov 2012	USD	12,600,000	$71,887	($15,584)
	2-Year Interest Rate Swap	Bank of America N.A.	3-Month USD LIBOR	Receive	2.25%	Sep 2012	USD	3,400,000	23,237	(3,550)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.25%	Sep 2012	USD	1,500,000	9,600	(1,566)
	2-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.25%	Sep 2012	USD	67,900,000	547,222	(70,895)
	3-Year Interest Rate Swap	Bank of America N.A.	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD	35,000,000	328,912	(20,954)
	3-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD	7,500,000	86,014	(4,490)
	3-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	10.00%	Jul 2012	USD	2,400,000	15,840	(7)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	10.00%	Jul 2012	USD	4,200,000	28,560	(13)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	3.75%	Oct 2011	USD	12,800,000	144,640	(600)

								147,300,000	$1,255,912	($117,659)

Total Return Fund

The Fund used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Fund.

				PAY/
				RECEIVE
			FLOATING	FLOATING	EXERCISE	EXPIRATION		NOTIONAL
FUND	NAME OF ISSUER	COUNTERPARTY	RATE INDEX	RATE	RATE	DATE		AMOUNT	PREMIUM	VALUE

Total Return Fund	CALLS

	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.00%	Oct 2011	USD	9,600,000	$48,000	($507,428)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	3.00%	Oct 2011	USD	71,200,000	362,224	(3,763,426)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.00%	Oct 2011	USD	8,600,000	44,649	(454,571)

								89,400,000	$454,873	($4,725,425)

	PUTS

	1-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.00%	Apr 2012	USD	70,400,000	$140,800	($22,634)
	1-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.75%	Nov 2012	USD	37,900,000	143,072	(30,885)
	1-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	May 2013	USD	38,000,000	188,100	(45,665)
	1-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.75%	Jul 2013	USD	169,200,000	795,293	(299,805)
	2-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD	22,500,000	189,369	(23,492)
	2-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD	2,700,000	18,394	(2,819)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD	32,000,000	195,800	(33,411)
	2-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD	97,800,000	769,975	(102,113)
	3-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD	29,700,000	307,948	(17,781)
	3-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD	13,000,000	116,262	(7,783)
	3-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD	28,300,000	308,165	(16,943)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD	19,800,000	215,447	(11,854)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	Jun 2012	USD	12,500,000	129,757	(9,255)
	3-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD	35,200,000	359,696	(21,074)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD	52,400,000	448,986	(31,372)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.75%	Jun 2012	USD	15,700,000	153,860	(11,624)

433

DERIVATIVE INSTRUMENTS, CONTINUED

				PAY/
				RECEIVE
			FLOATING	FLOATING	EXERCISE	EXPIRATION		NOTIONAL
FUND	NAME OF ISSUER	COUNTERPARTY	RATE INDEX	RATE	RATE	DATE		AMOUNT	PREMIUM	VALUE

Total Return Fund,	PUTS
continued

	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.50%	Sep 2011	USD	29,800,000	$131,120	($3)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.80%	Sep 2011	USD	10,500,000	4,851	(15)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.80%	Sep 2011	USD	19,300,000	9,650	(27)
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.25%	Jul 2012	USD	17,900,000	442,547	(37,051)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.25%	Jul 2012	USD	5,900,000	148,149	(12,212)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	4.25%	Oct 2011	USD	9,600,000	58,800	(26)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	4.25%	Oct 2011	USD	71,200,000	362,224	(192)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	4.25%	Oct 2011	USD	8,600,000	54,180	(23)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD	11,300,000	68,082	(35)

								861,200,000	$5,760,527	($738,094)

Credit Default Swaptions

A credit default swaption is an option to enter into credit default swap.

Real Return Bond Fund

The Fund used credit default swaptions to generate potential income.

				BUY/SELL	EXERCISE	EXPIRATION		NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	INDEX	PROTECTION	RATE	DATE		AMOUNT	PREMIUM	VALUE

Real Return
Bond Fund	CALLS

	5-Year Credit Default Swap	BNP Paribas	CDX.IG15	Sell	0.80%	Sep 2011	USD	1,000,000	$2,150	($189)
	5-Year Credit Default Swap	Credit Suisse International	CDX.IG15	Sell	0.80%	Sep 2011	USD	300,000	1,170	(57)

								1,300,000	$3,320	($246)

	PUTS

	5-Year Credit Default Swap	BNP Paribas	CDX.IG15	Sell	1.20%	Sep 2011	USD	1,000,000	$4,100	($954)
	5-Year Credit Default Swap	Credit Suisse International	CDX.IG15	Sell	1.20%	Sep 2011	USD	300,000	1,380	(286)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG16	Sell	1.30%	Sep 2011	USD	1,500,000	6,750	(2,380)
	5-Year Credit Default Swap	UBS AG	CDX.IG15	Sell	1.20%	Sep 2011	USD	500,000	2,700	(477)

								3,300,000	$14,930	($4,097)

Total Return Fund

The Fund used credit default swaptions to generate potential income.

				BUY/SELL	EXERCISE	EXPIRATION		NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	INDEX	PROTECTION	RATE	DATE		AMOUNT	PREMIUM	VALUE

Total Return Fund	CALLS

	5-Year Credit Default Swap	Bank of America N.A.	CDX.IG16	Sell	0.85%	Dec 2011	USD	16,700,000	$21,253	($10,923)
	5-Year Credit Default Swap	BNP Paribas	CDX.IG15	Sell	0.80%	Sep 2011	USD	4,000,000	8,600	(757)
	5-Year Credit Default Swap	BNP Paribas	CDX.IG16	Sell	0.85%	Dec 2011	USD	27,700,000	31,295	(18,119)
	5-Year Credit Default Swap	Credit Suisse International	CDX.IG16	Sell	0.85%	Dec 2011	USD	13,900,000	16,335	(9,092)
	5-Year Credit Default Swap	Credit Suisse International	CDX.IG16	Sell	0.82%	Dec 2011	USD	7,700,000	10,780	(3,834)
	5-Year Credit Default Swap	Deutsche Bank AG	CDX.IG16	Sell	0.82%	Dec 2011	USD	7,300,000	10,038	(3,635)
	5-Year Credit Default Swap	Goldman Sachs International	CDX.IG16	Sell	0.85%	Dec 2011	USD	3,900,000	3,120	(2,551)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX.IG16	Sell	0.84%	Dec 2011	USD	7,600,000	9,500	(4,550)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX.IG16	Sell	0.85%	Dec 2011	USD	1,700,000	1,734	(1,112)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG16	Sell	0.85%	Dec 2011	USD	2,800,000	2,240	(1,832)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG16	Sell	0.80%	Dec 2011	USD	16,900,000	19,935	(6,933)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG16	Sell	1.00%	Dec 2011	USD	7,100,000	15,075	(18,770)
	5-Year Credit Default Swap	UBS AG	CDX.IG16	Sell	0.85%	Dec 2011	USD	3,100,000	3,488	(2,028)

								120,400,000	$153,393	($84,136)

	PUTS

	5-Year Credit Default Swap	Bank of America N.A.	CDX.IG16	Sell	1.30%	Sep 2011	USD	2,000,000	$9,100	($3,174)
	5-Year Credit Default Swap	Barclays Bank PLC	CDX.IG15	Sell	1.20%	Sep 2011	USD	1,000,000	5,000	(954)
	5-Year Credit Default Swap	BNP Paribas	CDX.IG15	Sell	1.20%	Sep 2011	USD	4,000,000	16,400	(3,815)
	5-Year Credit Default Swap	Bank of America N.A.	CDX.IG16	Sell	1.20%	Dec 2011	USD	5,300,000	22,525	(47,463)
	5-Year Credit Default Swap	Bank of America N.A.	CDX.IG16	Sell	1.80%	Dec 2011	USD	11,700,000	58,720	(37,351)
	5-Year Credit Default Swap	BNP Paribas	CDX.IG16	Sell	1.20%	Dec 2011	USD	7,000,000	30,100	(62,687)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG16	Sell	1.50%	Dec 2011	USD	7,100,000	51,220	(37,212)
	5-Year Credit Default Swap	UBS AG	CDX.IG16	Sell	1.20%	Dec 2011	USD	1,700,000	7,990	(15,224)

								39,800,000	$201,055	($207,880)

Inflation Floors

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate (based on the Consumer Price Index or other measure), or “floor”.

434

DERIVATIVE INSTRUMENTS, CONTINUED

Global Bond Fund

The Fund used inflation floors to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

			STRIKE	EXERCISE	EXPIRATION		NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	INDEX	INDEX	DATE		AMOUNT	PREMIUM	VALUE

Global Bond Fund	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] –	Sep 2020	USD	1,700,000	$21,930	($7,994)
				(Index Final/Index Initial)) or $0
	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10] –	Oct 2020	USD	2,000,000	19,600	(15,428)
				(Index Final/Index Initial)) or $0

							3,700,000	$41,530	($23,422)

Real Return Bond Fund

The Fund used inflation floors to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

			STRIKE	EXERCISE	EXPIRATION		NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	INDEX	INDEX	DATE		AMOUNT	PREMIUM	VALUE

Real Return Bond Fund	Floor- OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.0%)[10] –	Mar 2020	USD	2,900,000	$21,750	($19,744)
				(Index Final/Index Initial)) or $0
	Floor- OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.0%)[10] –	Mar 2020	USD	12,300,000	103,980	(49,925)
				(Index Final/Index Initial)) or $0
	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10] –	Apr 2020	USD	23,900,000	213,520	(101,333)
				(Index Final/Index Initial)) or $0

							39,100,000	$339,250	($171,002)

Total Return Fund

The Fund used inflation floors to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

			STRIKE	EXERCISE	EXPIRATION		NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	INDEX	INDEX	DATE		AMOUNT	PREMIUM	VALUE

Total Return Fund	Floor- OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.0%)[10] –	Mar 2020	USD	4,500,000	$38,060	($18,265)
				(Index Final/Index Initial)) or $0
	Floor- OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.0%)[10] –	Mar 2020	USD	1,600,000	12,000	(10,893)
				(Index Final/Index Initial)) or $0
	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10] –	Apr 2020	USD	11,000,000	98,100	(46,639)
				(Index Final/Index Initial)) or $0
	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] –	Sep 2020	USD	4,100,000	52,890	(19,279)
				(Index Final/Index Initial)) or $0

							21,200,000	$201,050	($95,076)

Forward Volatility Options

A forward volatility option is a forward agreement to write/sell a swaption straddle (a call and a put swaption with the same strike and maturity) on a specified date.

Global Bond Fund

The Fund used written forward volatility options to hedge against future expectations of volatility.

			EXERCISE	EXPIRATION	NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	PRICE *	DATE	AMOUNT	PREMIUM	VALUE

Global Bond Fund	Call & Put – OTC 1-Year	Morgan Stanley Capital Services, Inc.	—	Nov 2011	12,800,000	$139,191	($129,848)
	Forward Volatility Agreement
	Call & Put – OTC 1-Year	JPMorgan Chase Bank	—	Oct 2011	2,600,000	13,208	(8,060)
	Forward Volatility Agreement

					15,400,000	$152,399	($137,908)

Real Return Bond Fund

The Fund used written forward volatility options to hedge against future expectations of volatility.

			EXERCISE	EXPIRATION	NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	PRICE *	DATE	AMOUNT	PREMIUM	VALUE

Real Return Bond Fund	Call & Put – OTC 1-Year	JPMorgan Chase Bank	—	Oct 2011	5,500,000	$27,940	($17,050)
	Forward Volatility Agreement
	Call & Put – OTC 1-Year	JPMorgan Chase Bank	—	Oct 2011	5,400,000	28,513	(16,740)
	Forward Volatility Agreement
	Call & Put – OTC 2-Year	Morgan Stanley Capital Services, Inc.	—	Oct 2011	11,900,000	132,156	(118,132)
	Forward Volatility Agreement
	Call & Put – OTC 2-Year	Morgan Stanley Capital Services, Inc.	—	Nov 2011	13,600,000	147,886	(137,964)
	Forward Volatility Agreement

					36,400,000	$336,495	($289,886)

435

DERIVATIVE INSTRUMENTS, CONTINUED

Total Return Fund

The Fund used written forward volatility options to hedge against future expectations of volatility.

			EXERCISE	EXPIRATION	NOTIONAL
FUND	DESCRIPTION	COUNTERPARTY	PRICE *	DATE	AMOUNT	PREMIUM	VALUE

Total Return Fund	Call & Put – OTC 1-Year	JPMorgan Chase Bank	—	Oct 2011	13,300,000	$67,564	($41,230)
	Forward Volatility Agreement
	Call & Put – OTC 2-Year	Morgan Stanley Capital Services, Inc.	—	Oct 2011	43,500,000	483,455	(431,826)
	Forward Volatility Agreement
	Call & Put – OTC 2-Year	Morgan Stanley Capital Services, Inc.	—	Nov 2011	35,400,000	385,010	(359,112)
	Forward Volatility Agreement

					92,200,000	$936,029	($832,168)

* Exercise price determined on a future date, based upon implied volatility parameters.

Swaps The Funds may enter into interest rate, credit default, and other forms of swap agreements. Swap agreements are privately negotiated agreements between a Fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Funds are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by the counterparty or a Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. A Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following tables summarize the contracts held at August 31, 2011, and the range of notional contract amounts held by the Funds during the year ended August 31, 2011. In addition, the table details how the Funds used interest rate swap contracts during the year ended August 31, 2011.

Global Bond Fund

The Fund used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held interest rate swaps with total USD notional amounts ranging approximately from $125.6 million to $305.9 million, as measured at each quarter end.

								UNAMORTIZED
								UPFRONT
				USD	PAYMENTS	PAYMENTS		PAYMENT	UNREALIZED
		NOTIONAL		NOTIONAL	MADE	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Global Bond Fund
	Barclays Bank PLC	40,221,521	BRL	$24,142,349	CDI	Fixed 11.315%	Jan 2012	—	($58,621)	($58,621)
	Barclays Bank PLC	21,100,000	MXN	1,799,735	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	$8,779	92,195	100,974
	Barclays Bank PLC	16,100,000	MXN	1,385,179	MXN-TIIE-Banxico	Fixed 6.960%	Jul 2020	(31,745)	96,255	64,510
	Barclays Bank PLC	5,000,000	EUR	7,090,750	6 Month EURIBOR	Fixed 3.000%	Sep 2021	82,335	(8,949)	73,386
	BNP Paribas	5,100,000	USD	5,100,000	Fixed 3.500%	3 Month LIBOR	Jun 2021	48,677	(604,585)	(555,908)
	Citibank N.A.	16,000,000	USD	16,000,000	Fixed 3.250%	3 Month LIBOR	Dec 2021	(183,094)	(892,239)	(1,075,333)
	Credit Suisse International	1,610,000,000	JPY	20,063,555	6 Month LIBOR	Fixed 1.500%	Dec 2021	439,793	420,204	859,997
	Deutsche Bank AG	5,900,000	EUR	8,309,859	6 Month EURIBOR	Fixed 3.000%	Sep 2016	30,193	299,291	329,484
	Deutsche Bank AG	4,700,000	EUR	6,665,305	6 Month EURIBOR	Fixed 3.000%	Sep 2021	74,651	(5,668)	68,983
	Goldman Sachs	24,200,000	GBP	39,223,748	Fixed 2.500%	GBP-LIBOR-BBA	Sep 2013	(153,228)	(791,844)	(945,072)
	Goldman Sachs	4,200,000	USD	4,200,000	Fixed 3.500%	3 Month LIBOR	Jun 2021	116,659	(574,466)	(457,807)
	HSBC Bank USA	16,028,503	BRL	9,705,393	CDI	Fixed 11.360%	Jan 2012	167,895	6,482	174,377
	HSBC Bank USA	40,088,577	BRL	24,971,958	CDI	Fixed 11.530%	Jan 2012	30,953	(40,150)	(9,197)
	HSBC Bank USA	40,600,000	MXN	3,493,059	MXN-TIIE-Banxico	Fixed 6.590%	Dec 2015	12,281	157,656	169,937
	HSBC Bank USA	18,800,000	MXN	1,617,587	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	10,017	79,950	89,967
	HSBC Bank USA	24,400,000	MXN	1,988,136	MXN-TIIE-Banxico	Fixed 5.800%	Jun 2016	985	34,039	35,024
	HSBC Bank USA	20,800,000	MXN	1,723,203	MXN-TIIE-Banxico	Fixed 6.960%	Jul 2020	(88,163)	171,505	83,342
	HSBC Bank USA	61,900,000	MXN	5,304,952	MXN-TIIE-Banxico	Fixed 7.500%	Jun 2021	22,534	407,128	429,662
	HSBC Bank USA	3,800,000	USD	3,800,000	Fixed 3.250%	3 Month LIBOR	Dec 2021	(89,110)	(166,282)	(255,392)
	JP Morgan Chase Bank	8,729,820	BRL	5,346,351	CDI	Fixed 11.250%	Jan 2012	—	(17,939)	(17,939)
	JP Morgan Chase Bank	2,500,000	CAD	2,387,661	3 Month BA-CDOR	Fixed 5.800%	Dec 2023	13,576	138,614	152,190
	Morgan Stanley Capital Services, Inc.	62,900,000	MXN	5,208,538	MXN-TIIE-Banxico	Fixed 6.590%	Dec 2015	(61,971)	325,248	263,277
	Morgan Stanley Capital Services, Inc.	221,700,000	MXN	18,933,391	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	160,555	900,388	1,060,943
	Morgan Stanley Capital Services, Inc.	43,700,000	EUR	61,973,157	6 Month EURIBOR	Fixed 2.000%	Sep 2016	(347,050)	(176,055)	(523,105)

436

DERIVATIVE INSTRUMENTS, CONTINUED

								UNAMORTIZED
								UPFRONT
				USD	PAYMENTS	PAYMENTS		PAYMENT	UNREALIZED
		NOTIONAL		NOTIONAL	MADE	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Global Bond Fund, continued
	Morgan Stanley Capital Services, Inc.	23,200,000	MXN	$1,996,171	MXN-TIIE-Banxico	Fixed 7.500%	Jun 2021	$14,245	$146,792	$161,037
	The Royal Bank of Scotland PLC	5,219,029	BRL	3,196,188	CDI	Fixed 11.245%	Jan 2012	—	(10,920)	(10,920)
	The Royal Bank of Scotland PLC	3,600,000	USD	3,600,000	Fixed 3.500%	3 Month LIBOR	Jun 2021	32,183	(424,589)	(392,406)
	The Royal Bank of Scotland PLC	1,340,000,000	JPY	16,698,860	6 Month LIBOR	Fixed 1.500%	Dec 2021	366,106	349,668	715,774

				$305,925,085				$678,056	($146,892)	$531,164

Investment Quality Bond Fund

The Fund used interest rate swaps to manage against anticipated interest rate changes. During the year ended August 31, 2011, the Fund held interest rate swaps with total USD notional amounts as represented below.

								UNAMORTIZED
								UPFRONT
				USD	PAYMENTS	PAYMENTS		PAYMENT	UNREALIZED
		NOTIONAL		NOTIONAL	MADE	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Investment Quality Bond Fund
	JPMorgan Chase Bank	2,480,000	USD	$2,480,000	Fixed 4.3175%	3 Month LIBOR	Dec 2028	—	($480,736)	($480,736)
	JPMorgan Chase Bank	925,000	USD	925,000	Fixed 3.425%	3 Month LIBOR	Jul 2039	—	(40,643)	(40,643)

				$3,405,000				—	($521,379)	($521,379)

Real Return Bond Fund

The Fund used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held interest rate swaps with total USD notional amounts ranging approximately from $90.2 million to $198.4 million, as measured at each quarter end.

								UNAMORTIZED
								UPFRONT
				USD	PAYMENTS	PAYMENTS		PAYMENT	UNREALIZED
		NOTIONAL		NOTIONAL	MADE	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Real Return Bond Fund
	Barclays Bank PLC	21,300,000	BRL	$20,262,582	CDI	Fixed 10.680%	Jan 2012	($185,572)	$21,570	($164,002)
	Barclays Bank PLC	6,600,000	BRL	5,268,611	CDI	Fixed 12.285%	Jan 2013	20,715	114,995	135,710
	BNP Paribas	6,800,000	BRL	5,466,539	CDI	Fixed 11.880%	Jan 2013	(32,069)	128,043	95,974
	Goldman Sachs	33,600,000	BRL	27,006,441	CDI	Fixed 11.890%	Jan 2013	19,124	472,299	491,423
	HSBC Bank USA	6,600,000	BRL	6,251,095	CDI	Fixed 11.670%	Jan 2012	53,401	75,111	128,512
	HSBC Bank USA	6,200,000	BRL	5,886,004	CDI	Fixed 11.140%	Jan 2012	23,786	49,081	72,867
	HSBC Bank USA	27,800,000	BRL	26,366,413	CDI	Fixed 11.360%	Jan 2012	11,777	275,068	286,845
	HSBC Bank USA	7,500,000	BRL	6,028,223	CDI	Fixed 11.890%	Jan 2013	10,384	99,308	109,692
	JPMorgan Chase Bank, N.A.	6,000,000	BRL	5,693,361	CDI	Fixed 11.250%	Jan 2012	(153)	(11,546)	(11,699)
	JPMorgan Chase Bank, N.A.	2,700,000	EUR	3,428,053	FRCPXTOB	Fixed 2.0275%	Oct 2011	—	94,491	94,491
	JPMorgan Chase Bank, N.A.	2,200,000	BRL	1,759,706	CDI	Fixed 12.170%	Jan 2013	9,343	32,133	41,476
	Morgan Stanley Capital Services, Inc.	8,700,000	BRL	8,297,134	CDI	Fixed 10.115%	Jan 2012	(154,854)	(48,363)	(203,217)
	Morgan Stanley Capital Services, Inc.	5,900,000	BRL	5,589,825	CDI	Fixed 11.600%	Jan 2012	34,012	74,709	108,721
	Morgan Stanley Capital Services, Inc.	1,000,000	BRL	947,303	CDI	Fixed 11.630%	Jan 2012	(12)	5,061	5,049
	Morgan Stanley Capital Services, Inc.	6,000,000	BRL	4,815,045	CDI	Fixed 11.980%	Jan 2013	—	93,995	93,995
	UBS AG	1,800,000	EUR	2,276,369	FRCPXTOB	Fixed 2.095%	Oct 2011	—	72,454	72,454
	UBS AG	5,900,000	BRL	4,727,404	CDI	Fixed 12.070%	Jan 2013	(20,768)	122,746	101,978

				$140,070,108				($210,886)	$1,671,155	$1,460,269

Spectrum Income Fund

The Fund used interest rate swaps to manage against anticipated interest rate changes and manage duration. During the year ended August 31, 2011, the Fund held interest rate swaps with total USD notional amounts ranging up to approximately $9.8 million, as measured at each quarter end. At August 31, 2011, the Fund held no interest rate swap contracts.

437

DERIVATIVE INSTRUMENTS, CONTINUED

Total Return Fund

The Fund used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended August 31, 2011, the Fund held interest rate swaps with total USD notional amounts ranging approximately from $228.2 million to $603.2 million, as measured at each quarter end.

								UNAMORTIZED
								UPFRONT
				USD	PAYMENTS	PAYMENTS		PAYMENT	UNREALIZED
		NOTIONAL		NOTIONAL	MADE	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Total Return Fund
	Bank of America N.A.	1,100,000	EUR	$1,578,994	6 Month EURIBOR	Fixed 3.500%	Sep 2021	($17,596)	$102,872	$85,276
	Bank of America N.A.	1,500,000	EUR	2,137,574	6 Month EURIBOR	Fixed 3.000%	Sep 2021	19,131	2,885	22,016
	Bank of America N.A.	600,000	USD	600,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	25,585	(149,009)	(123,424)
	Bank of America N.A.	900,000	USD	900,000	Fixed 4.000%	3 Month LIBOR	Dec 2041	25,659	(149,344)	(123,685)
	Bank of America N.A.	2,200,000	USD	2,200,000	3 Month LIBOR	Fixed 3.000%	Oct 2021	106,040	6,363	112,403
	Barclays Bank PLC	475,320	BRL	284,414	CDI	Fixed 10.835%	Jan 2012	841	2,858	3,699
	Barclays Bank PLC	3,581,683	BRL	2,876,318	CDI	Fixed 12.4550%	Jan 2013	2,204	41,598	43,802
	Barclays Bank PLC	19,800,000	EUR	27,887,324	6 Month EURIBOR	Fixed 3.500%	Sep 2021	105,972	1,428,999	1,534,971
	Barclays Bank PLC	300,000	EUR	425,445	6 Month EURIBOR	Fixed 3.000%	Sep 2021	2,722	1,681	4,403
	Barclays Bank PLC	2,000,000	EUR	2,842,100	6 Month EURIBOR	Fixed 2.500%	Sep 2018	(33,632)	24,213	(9,419)
	Barclays Bank PLC	8,300,000	GBP	13,560,866	6 Month LIBOR	Fixed 3.000%	Mar 2022	2,447	(155,029)	(152,582)
	Barclays Bank PLC	1,700,000	USD	1,700,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	37,624	(387,324)	(349,700)
	Barclays Bank PLC	7,500,000	USD	7,500,000	3 Month LIBOR	Fixed 1.500%	Dec 2016	43,650	—	43,650
	Barclays Bank PLC	13,100,000	USD	13,100,000	3 Month LIBOR	Fixed 3.000%	Oct 2021	841,840	(172,531)	669,309
	BNP Paribas	1,357,659	BRL	1,094,901	CDI	Fixed 12.110%	Jan 2014	—	40,614	40,614
	BNP Paribas	3,940,879	BRL	2,721,289	CDI	Fixed 11.880%	Jan 2013	375	68,782	69,157
	BNP Paribas	4,933,305	BRL	2,874,313	CDI	Fixed 11.390%	Jan 2012	—	23,871	23,871
	BNP Paribas	28,878,905	BRL	20,255,272	CDI	Fixed 12.800%	Jan 2013	55,042	766,700	821,742
	BNP Paribas	6,100,000	EUR	8,744,956	6 Month EURIBOR	Fixed 2.250%	Mar 2017	175	(35,237)	(35,062)
	BNP Paribas	3,400,000	EUR	4,910,109	6 Month EURIBOR	Fixed 3.000%	Mar 2022	55,190	(54,267)	923
	BNP Paribas	800,000	USD	800,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	34,537	(199,102)	(164,565)
	BNP Paribas	13,200,000	USD	13,200,000	USD-Federal Funds	Fixed 1.000%	Sep 2014	(4,620)	171,300	166,680
	Citibank N.A.	15,400,000	USD	15,400,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	428,069	(3,596,070)	(3,168,001)
	Citibank N.A.	1,400,000	AUD	1,465,310	AUD-BBR-BBSW	Fixed 5.000%	Jun 2017	10,631	(6,257)	4,374
	Citibank N.A.	1,600,000	AUD	1,688,881	AUD-BBR-BBSW	Fixed 5.250%	Jun 2022	(11,434)	10,188	(1,246)
	Citibank N.A.	2,800,000	EUR	4,019,258	6 Month EURIBOR	Fixed 3.650%	Sep 2021	3,424	266,434	269,858
	Citibank N.A.	4,800,000	USD	4,800,000	Fixed 4.000%	3 Month LIBOR	Dec 2041	58,672	(718,323)	(659,651)
	Credit Suisse International	22,355,955	BRL	15,228,639	CDI	Fixed 12.480%	Jan 2013	46,762	465,977	512,739
	Credit Suisse International	3,800,000	EUR	5,410,439	6 Month EURIBOR	Fixed 3.500%	Sep 2021	(8,981)	303,571	294,590
	Deutsche Bank AG	700,000	AUD	732,655	AUD-BBR-BBSW	Fixed 5.000%	Jun 2017	5,557	(3,370)	2,187
	Deutsche Bank AG	3,600,000	EUR	5,201,996	6 Month EURIBOR	Fixed 3.500%	Sep 2021	43,177	235,909	279,086
	Deutsche Bank AG	2,300,000	EUR	3,268,415	6 Month EURIBOR	Fixed 2.500%	Sep 2016	30,816	19,640	50,456
	Deutsche Bank AG	3,200,000	EUR	4,621,279	6 Month EURIBOR	Fixed 3.000%	Mar 2022	49,910	(49,042)	868
	Deutsche Bank AG	3,900,000	EUR	5,547,804	6 Month EURIBOR	Fixed 3.000%	Sep 2021	6,695	50,546	57,241
	Deutsche Bank AG	9,500,000	USD	9,500,000	Fixed 4.500%	3 Month LIBOR	Jun 2041	(349,272)	(1,604,936)	(1,954,208)
	Deutsche Bank AG	1,800,000	USD	1,800,000	Fixed 4.000%	3 Month LIBOR	Dec 2041	(7,200)	(240,169)	(247,369)
	Goldman Sachs	6,400,000	AUD	6,755,523	AUD-BBR-BBSW	Fixed 5.000%	Jun 2017	24,303	(4,308)	19,995
	Goldman Sachs	4,939,930	BRL	2,858,905	CDI	Fixed 10.990%	Jan 2012	8,778	28,308	37,086
	Goldman Sachs	4,819,228	BRL	3,183,732	CDI	Fixed 11.930%	Jan 2013	(8,611)	97,755	89,144
	Goldman Sachs	9,145,427	BRL	7,723,783	CDI	Fixed 12.650%	Jan 2014	94,095	319,397	413,492
	Goldman Sachs	21,148,396	BRL	14,275,191	CDI	Fixed 11.890%	Jan 2013	6,548	378,107	384,655
	Goldman Sachs	16,900,000	EUR	24,257,980	6 Month EURIBOR	Fixed 3.500%	Sep 2021	(187,469)	1,497,621	1,310,152
	Goldman Sachs	1,500,000	USD	1,500,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	29,509	(338,081)	(308,572)
	Goldman Sachs	6,600,000	USD	6,600,000	USD-Federal Funds	Fixed .500%	Sep 2014	(28,182)	111,522	83,340
	HSBC Bank	467,240	BRL	318,167	CDI	Fixed 14.765%	Jan 2012	3,333	30,573	33,906
	HSBC Bank	1,332,228	BRL	597,321	CDI	Fixed 10.610%	Jan 2012	—	5,342	5,342
	HSBC Bank	1,436,521	BRL	958,977	CDI	Fixed 12.300%	Jan 2013	6,033	31,598	37,631
	HSBC Bank	2,753,131	BRL	1,660,703	CDI	Fixed 11.140%	Jan 2012	13,188	20,895	34,083
	HSBC Bank	3,414,356	BRL	1,976,393	CDI	Fixed 11.360%	Jan 2012	16,337	20,808	37,145
	HSBC Bank	2,974,440	BRL	1,970,010	CDI	Fixed 11.880%	Jan 2013	(2,570)	50,393	47,823
	HSBC Bank	16,483,965	BRL	13,625,209	CDI	Fixed 12.540%	Jan 2014	31,811	665,324	697,135
	HSBC Bank	22,103,486	BRL	14,957,584	CDI	Fixed 11.890%	Jan 2013	13,388	388,818	402,206
	HSBC Bank	414,341	BRL	377,157	CDI	Fixed 11.530%	Jan 2014	(199)	3,846	3,647
	HSBC Bank	1,860,924	BRL	1,428,305	CDI	Fixed 11.510%	Jan 2013	(4,446)	12,287	7,841
	HSBC Bank	15,800,000	EUR	22,463,095	6 Month EURIBOR	Fixed 3.500%	Sep 2021	152,416	1,072,460	1,224,876
	HSBC Bank	22,800,000	GBP	37,279,893	6 Month LIBOR	Fixed 3.000%	Mar 2022	13,164	(432,305)	(419,141)
	HSBC Bank	28,900,000	MXN	2,214,984	MXN-TIIE-Banxico	Fixed 7.330%	Jan 2015	8,623	164,586	173,209
	JPMorgan Chase Bank, N.A.	570,980	BRL	255,995	CDI	Fixed 10.600%	Jan 2012	—	2,198	2,198
	JPMorgan Chase Bank, N.A.	2,977,379	BRL	2,370,490	CDI	Fixed 12.200%	Jan 2014	(859)	98,227	97,368
	JPMorgan Chase Bank, N.A.	7,842,265	BRL	5,491,349	CDI	Fixed 12.170%	Jan 2013	15,267	169,489	184,756

438

DERIVATIVE INSTRUMENTS, CONTINUED

								UNAMORTIZED
								UPFRONT
				USD	PAYMENTS	PAYMENTS		PAYMENT	UNREALIZED
		NOTIONAL		NOTIONAL	MADE	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Total Return Fund, continued
	JPMorgan Chase Bank, N.A.	11,100,000	USD	$11,100,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	($332,045)	($1,951,293)	($2,283,338)
	JPMorgan Chase Bank, N.A.	2,600,000	USD	2,600,000	3 Month LIBOR	Fixed 3.000%	Oct 2021	143,520	(130,000)	13,520
	Merrill Lynch Capital Services, Inc.	1,495,168	BRL	1,012,701	CDI	Fixed 14.765%	Jan 2012	6,754	101,744	108,498
	Merrill Lynch Capital Services, Inc.	7,283,003	BRL	3,936,605	CDI	Fixed 11.980%	Jan 2012	—	179,174	179,174
	Merrill Lynch Capital Services, Inc.	18,250,394	BRL	12,314,109	CDI	Fixed 11.900%	Jan 2013	29,016	286,139	315,155
	Morgan Stanley Capital Services, Inc.	2,808,776	BRL	1,854,796	CDI	Fixed 11.980%	Jan 2013	5,453	49,378	54,831
	Morgan Stanley Capital Services, Inc.	9,449,491	BRL	6,360,809	CDI	Fixed 12.590%	Jan 2013	39,735	194,326	234,061
	Morgan Stanley Capital Services, Inc.	18,167,080	BRL	15,128,282	CDI	Fixed 12.510%	Jan 2014	64,102	690,713	754,815
	Morgan Stanley Capital Services, Inc.	756,399	BRL	691,173	CDI	Fixed 11.670%	Jan 2014	844	6,588	7,432
	Morgan Stanley Capital Services, Inc.	7,475,919	BRL	6,010,969	CDI	Fixed 12.500%	Jan 2013	7,157	87,882	95,039
	Morgan Stanley Capital Services, Inc.	13,800,000	EUR	19,524,576	6 Month EURIBOR	Fixed 3.500%	Sep 2021	(62,858)	1,132,686	1,069,828
	Morgan Stanley Capital Services, Inc.	6,400,000	EUR	9,186,875	6 Month EURIBOR	Fixed 3.650%	Sep 2021	31,235	585,583	616,818
	Morgan Stanley Capital Services, Inc.	8,900,000	MXN	723,710	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	1,779	2,578	4,357
	Morgan Stanley Capital Services, Inc.	65,100,000	MXN	5,288,662	MXN-TIIE-Banxico	Fixed 6.350%	Jun 2021	89,122	(96,642)	(7,520)
	Morgan Stanley Capital Services, Inc.	4,200,000	USD	4,200,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	77,322	(941,312)	(863,990)
	Morgan Stanley Capital Services, Inc.	4,200,000	USD	4,200,000	Fixed 4.000%	3 Month LIBOR	Dec 2041	56,970	(634,165)	(577,195)
	Morgan Stanley Capital Services, Inc.	34,200,000	USD	34,200,000	USD-Federal Funds	Fixed .5000%	Sep 2013	(44,460)	166,219	121,759
	Morgan Stanley Capital Services, Inc.	7,600,000	USD	7,600,000	3 Month LIBOR	Fixed 1.500%	Dec 2016	39,520	—	39,520
	Morgan Stanley Capital Services, Inc.	18,700,000	USD	18,700,000	3 Month LIBOR	Fixed 3.000%	Oct 2021	1,121,059	(165,633)	955,426
	Royal Bank of Scotland PLC	1,300,000	AUD	1,360,645	AUD-BBR-BBSW	Fixed 5.000%	Jun 2017	10,443	(6,382)	4,061
	Royal Bank of Scotland PLC	3,800,000	EUR	5,447,677	6 Month EURIBOR	Fixed 2.250%	Mar 2017	5,949	(27,791)	(21,842)
	Royal Bank of Scotland PLC	28,500,000	USD	28,500,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	695,562	(6,558,187)	(5,862,625)
	Royal Bank of Scotland PLC	1,600,000	USD	1,600,000	Fixed 4.000%	3 Month LIBOR	Dec 2041	3,200	(223,084)	(219,884)
	UBS AG	1,216,179	BRL	986,842	CDI	Fixed 12.250%	Jan 2014	4,991	36,855	41,846
	UBS AG	1,522,384	BRL	1,042,238	CDI	Fixed 12.070%	Jan 2013	4,734	28,107	32,841
	UBS AG	1,138,305	BRL	654,807	CDI	Fixed 11.420%	Jan 2012	—	5,944	5,944
	UBS AG	8,470,480	BRL	4,551,967	CDI	Fixed 10.575%	Jan 2012	(160,541)	69,206	(91,335)
	UBS AG	2,252,102	BRL	1,760,508	CDI	Fixed 11.850%	Jan 2013	—	14,852	14,852
	UBS AG	2,331,579	BRL	2,111,998	CDI	Fixed 11.760%	Jan 2014	—	26,227	26,227
	UBS AG	3,200,000	EUR	4,587,518	6 Month EURIBOR	Fixed 2.250%	Mar 2017	1,486	(19,879)	(18,393)

				$603,216,764				$3,654,518	($6,180,316)	($2,525,798)

The following are abbreviations for the tables above:

BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDI	Brazil Interbank Deposit Rate
CDOR	The Canadian Dealer Offered Rate
EURIBOR	Euro Interbank Offered Rate
FRCPXTOB	French CPI Ex Tobacco Daily Reference Index
LIBOR	London Interbank Offered Rate
TIIE	Tasa de Intere’s Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

Credit default swaps Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer) for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit or triggering event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. The Funds may enter into CDS in which they may act as either Buyer or Seller. By acting as the Seller, a Fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

The following tables summarize the contracts held at August 31, 2011, and the range of notional contract amounts held by the Funds during the year ended August 31, 2011. In addition, the table details how the Funds used credit default swap contracts as a buyer of protection during the year ended August 31, 2011.

Active Bond Fund

The Fund used credit default swaps to manage against potential credit events. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts up to $10.0 million. At August 31, 2011, the Fund held no credit default swap contracts.

439

DERIVATIVE INSTRUMENTS, CONTINUED

Global Bond Fund

The Fund used credit default swaps to manage against potential credit events. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts ranging approximately from $22.1 million to $98.9 million, as measured at each quarter end.

								UNAMORTIZED
								UPFRONT
					USD	(PAY)/		PAYMENT	UNREALIZED
			NOTIONAL		NOTIONAL	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	AMOUNT	CURRENCY	AMOUNT	FIXED RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Global Bond Fund
	Bank of America N.A.	Xstrata Canada Corp.	3,000,000	USD	$3,000,000	(0.910)%	Jun 2012	—	($19,986)	($19,986)
	Bank of America N.A.	Lafarge	2,000,000	USD	2,000,000	(1.690)%	Sep 2016	—	251,713	251,713
	Bank of America N.A.	Intuit, Inc.	2,000,000	USD	2,000,000	(1.380)%	Mar 2017	—	(77,865)	(77,865)
	Bank of America N.A.	CBS Corp.	1,800,000	USD	1,800,000	(1.000)%	Jun 2019	$182,697	(121,443)	61,254
	Barclays Bank PLC	XL Capital Ltd.	300,000	USD	300,000	(0.310)%	Mar 2012	—	362	362
	Barclays Bank PLC	Norfolk Southern	2,000,000	USD	2,000,000	(0.450)%	Sep 2014	—	(11,233)	(11,233)
	BNP Paribas	Vivendi	800,000	USD	800,000	(1.743)%	Jun 2013	—	(16,704)	(16,704)
	BNP Paribas	Vivendi	800,000	USD	800,000	(1.780)%	Jun 2013	—	(17,314)	(17,314)
	BNP Paribas	Vivendi	700,000	USD	700,000	(1.820)%	Jun 2013	—	(15,713)	(15,713)
	Citibank N.A.	Autozone, Inc.	500,000	USD	500,000	(0.680)%	Dec 2012	—	(3,957)	(3,957)
	Citibank N.A.	Pearson PLC	1,000,000	USD	1,000,000	(0.690)%	Jun 2018	—	14,632	14,632
	Credit Suisse International	Sealed Air Corp.	700,000	USD	700,000	(0.500)%	Sep 2013	—	18,467	18,467
	Credit Suisse International	Masco Corp.	700,000	USD	700,000	(0.907)%	Dec 2016	—	103,864	103,864
	Deutsche Bank AG	Nationwide Health Properties, Inc.	600,000	USD	600,000	(0.620)%	Sep 2011	—	(855)	(855)
	Deutsche Bank AG	Jones Apparel Group	600,000	USD	600,000	(1.000)%	Dec 2014	12,547	22,614	35,161
	Deutsche Bank AG	Tate & Lyle Public Limited Company	300,000	USD	300,000	(0.510)%	Dec 2014	—	647	647
	JPMorgan Chase Bank	CNA Financial Corp.	500,000	USD	500,000	(0.440)%	Sep 2011	—	(352)	(352)
	JP Morgan Chase Bank	CNA Financial Corp.	500,000	USD	500,000	(0.440)%	Sep 2011	—	(352)	(352)
	JP Morgan Chase Bank	Sabre Holdings Corp.	700,000	USD	700,000	(0.930)%	Sep 2011	—	(642)	(642)
	JP Morgan Chase Bank	D.R. Horton, Inc.	1,800,000	USD	1,800,000	(1.000)%	Mar 2015	64,206	38,530	102,736
	JPMorgan Chase Bank	Loews Corp.	200,000	USD	200,000	(0.330)%	Mar 2016	—	4,692	4,692
	UBS AG	Capital One Financial Corp.	600,000	USD	600,000	(0.350)%	Sep 2011	—	(224)	(224)

					$22,100,000			$259,450	$168,881	$428,331

Investment Quality Bond Fund

The Fund used credit default swaps to manage against potential credit events. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts ranging approximately from $1.1 million to $38.5 million, as measured at each quarter end.

								UNAMORTIZED
								UPFRONT
					USD	(PAY)/		PAYMENT	UNREALIZED
			NOTIONAL		NOTIONAL	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	AMOUNT	CURRENCY	AMOUNT	FIXED RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Investment Quality Bond Fund
	Goldman Sachs International	CDX-EMS15V1-5Y	6,625,000	USD	$6,625,000	(5.000)%	Jun 2016	($846,074)	$87,588	($758,486)
	Goldman Sachs International	CDX-NAHYS16V1-5Y	2,700,000	USD	2,700,000	(5.000)%	Jun 2016	170,612	(56,568)	114,044
	Goldman Sachs International	ITRAXX-XOVERS15V1	265,000	EUR	375,810	(0.900)%	Jun 2016	13,076	3,223	16,299
	Goldman Sachs International	ITRAXX-XOVERS15V1	490,000	EUR	707,364	(5.000)%	Jun 2016	23,398	6,740	30,138
	Goldman Sachs International	CMBX.NA.AM.4	725,000	USD	725,000	(0.500)%	Feb 2051	154,839	27,247	182,086
	Goldman Sachs International	CMBX.NA.AA.1	735,000	USD	735,000	(0.250)%	Oct 2052	270,082	(22,054)	248,028
	JPMorgan Chase Bank, N.A.	CMBX.NA.AM.3	830,506	USD	830,506	(0.500)%	Dec 2049	120,094	58,026	178,120
	JPMorgan Chase Bank, N.A.	CMBX.NA.AA.1	715,000	USD	715,000	(0.250)%	Oct 2052	257,371	(16,093)	241,278
	Morgan Stanley Capital Services, Inc.	ITRAXX-XOVERS15V1	955,000	EUR	1,377,063	(5.000)%	Jun 2016	107,683	(48,959)	58,724
	Morgan Stanley Capital Services, Inc.	CMBX.NA.A.3	365,000	USD	365,000	(0.620)%	Dec 2049	262,806	(44)	262,762
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AA.3	545,000	USD	545,000	(0.270)%	Dec 2049	340,264	5,101	345,365
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AA.3	550,000	USD	550,000	(0.270)%	Dec 2049	343,386	5,148	348,534
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AM.3	759,494	USD	759,494	(0.500)%	Dec 2049	107,458	55,432	162,890
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.	2,900,000	USD	2,900,000	(0.350)%	Feb 2051	(230,700)	(88,103)	(318,803)
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AM.4	1,450,000	USD	1,450,000	(0.500)%	Feb 2051	281,151	83,021	364,172
	UBS AG	Everest Reinsurance Holdings, Inc.	600,000	USD	600,000	(1.800)%	Dec 2013	—	(15,719)	(15,719)
	UBS AG	CDX-NAIGS16V1-5Y	11,835,000	USD	11,835,000	(1.000)%	Jun 2016	52,899	3,778	56,677

					$33,795,237			$1,428,345	$87,764	$1,516,109

440

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Fund

The Fund used credit default swaps to manage against potential credit events. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts ranging approximately from $5.6 million to $7.6 million, as measured at each quarter end.

								UNAMORTIZED
								UPFRONT
					USD	(PAY)/		PAYMENT	UNREALIZED
			NOTIONAL		NOTIONAL	RECEIVED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	AMOUNT	CURRENCY	AMOUNT	FIXED RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Real Return Bond Fund
	Barclays Bank PLC	Cardinal Health, Inc.	95,000	USD	$95,000	(1.000)%	Jun 2017	($1,717)	$388	($1,329)
	BNP Paribas	International Lease Finance Corp.	600,000	USD	600,000	(1.600)%	Dec 2013	—	51,115	51,115
	Citibank N.A.	GATX Corp.	1,000,000	USD	1,000,000	(1.070)%	Mar 2016	—	31,106	31,106
	Deutsche Bank AG	Macy’s, Inc.	450,000	USD	450,000	(2.100)%	Sep 2017	—	(10,073)	(10,073)
	Goldman Sachs	RPM International, Inc.	1,000,000	USD	1,000,000	(1.500)%	Mar 2018	—	13,148	13,148
	Morgan Stanley Capital Services, Inc.	Pearson PLC	2,500,000	USD	2,500,000	(0.750)%	Jun 2014	—	(21,677)	(21,677)

					$5,645,000			($1,717)	$64,007	$62,290

Implied credit spreads are utilized in determining the market value of CDS agreements in which a Fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit rating and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as the Seller could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement.

The following table summarizes the contracts held at August 31, 2011, and the range of notional contract amounts held by the Funds during year ended August 31, 2011. In addition, the table details how the Funds used credit default swap contracts as a seller of protection during the year ended August 31, 2011.

Global Bond Fund

The Fund used credit default swaps to gain exposure to a security or credit index and to take a long position in the exposure of the benchmark. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts ranging approximately from $23.7 million to $190.2 million, as measured ateach quarter end.

			IMPLIED						UNAMORTIZED
			CREDIT				(PAY)/		UPFRONT
			SPREAD			USD	RECEIVED		PAYMENT	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-2011	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Global Bond Fund
	Bank of America N.A.	Federative Republic of Brazil	0.25%	1,300,000	USD	$1,300,000	1.000%	Dec 2011	$1,372	$4,301	$5,673
	Bank of America N.A.	Ally Financial, Inc.	3.13%	1,500,000	USD	1,500,000	5.000%	Dec 2012	16,553	34,675	51,228
	Bank of America N.A.	French Republic	1.48%	1,500,000	USD	1,500,000	0.250%	Mar 2016	(53,833)	(25,472)	(79,305)
	Bank of America N.A.	French Republic	1.48%	2,800,000	USD	2,800,000	0.250%	Mar 2016	(101,745)	(46,290)	(148,035)
	Bank of America N.A.	People’s Republic of China	1.12%	6,100,000	USD	6,100,000	1.000%	Sep 2016	—	(22,860)	(22,860)
	Barclays Bank PLC	Federative Republic of Brazil	0.25%	700,000	USD	$700,000	1.000%	Dec 2011	771	2,284	3,055
	Barclays Bank PLC	United Mexican States	0.25%	6,300,000	USD	6,300,000	1.000%	Dec 2011	5,932	21,458	27,390
	Barclays Bank PLC	Kingdom of Spain	3.58%	7,700,000	USD	7,700,000	1.000%	Sep 2016	(863,719)	14,589	(849,130)
	Barclays Bank PLC	People’s Republic of China	1.12%	800,000	USD	800,000	1.000%	Sep 2016	(765)	(2,233)	(2,998)
	Citibank N.A.	United Kingdom of Great	0.60%	2,300,000	USD	2,300,000	1.000%	Jun 2015	11,388	27,872	39,260
		Britain and Northern Ireland
	Citibank N.A.	United Kingdom of Great	0.60%	700,000	USD	700,000	1.000%	Jun 2015	4,990	6,959	11,949
		Britain and Northern Ireland
	Citibank N.A.	United Kingdom of Great	0.60%	800,000	USD	800,000	1.000%	Jun 2015	4,546	9,110	13,656
		Britain and Northern Ireland
	Citibank N.A.	Russian Federation	0.77%	2,100,000	USD	2,100,000	1.000%	Dec 2011	1,798	3,940	5,738
	Citibank N.A.	MCDX.NA.15	n/a	2,800,000	USD	2,800,000	1.000%	Dec 2015	(68,359)	17,941	(50,418)
	Citibank N.A.	People’s Republic of China	1.05%	3,000,000	USD	3,000,000	1.000%	Mar 2016	28,350	(28,614)	(264)
	Citibank N.A.	United Kingdom of Great	0.73%	6,800,000	USD	6,800,000	1.000%	Jun 2016	83,111	18,029	101,140
		Britain and Northern Ireland
	Citibank N.A.	Republic of Italy	3.63%	9,100,000	USD	9,100,000	1.000%	Sep 2016	(934,155)	(87,277)	(1,021,432)
	Credit Suisse International	People’s Republic of China	1.05%	2,700,000	USD	2,700,000	1.000%	Mar 2016	25,451	(25,689)	(238)
	Deutsche Bank AG	Federative Republic of Brazil	0.25%	1,800,000	USD	1,800,000	1.000%	Dec 2011	2,029	5,827	7,856
	Deutsche Bank AG	United Kingdom of Great	0.60%	1,600,000	USD	1,600,000	1.000%	Jun 2015	9,112	18,199	27,311
		Britain and Northern Ireland
	Deutsche Bank AG	French Republic	1.45%	7,400,000	USD	7,400,000	0.250%	Dec 2015	(161,978)	(200,481)	(362,459)
	Deutsche Bank AG	French Republic	1.45%	3,800,000	USD	3,800,000	0.250%	Dec 2015	(67,963)	(118,165)	(186,128)
	Deutsche Bank AG	MCDX.NA.15	n/a	1,400,000	USD	1,400,000	1.000%	Dec 2015	(29,930)	4,721	(25,209)
	Deutsche Bank AG	United Kingdom of Great	0.66%	5,200,000	USD	5,200,000	1.000%	Dec 2015	94,561	(10,131)	84,430
		Britain and Northern Ireland
	Deutsche Bank AG	United States of America	0.62%	6,700,000	EUR	9,332,763	0.250%	Dec 2015	(78,409)	(62,509)	(140,918)
	Deutsche Bank AG	Commonwealth of Australia	0.67%	2,700,000	USD	2,700,000	1.000%	Mar 2016	50,908	(5,851)	45,057
	Deutsche Bank AG	Commonwealth of Australia	0.72%	3,300,000	USD	3,300,000	1.000%	Sep 2016	49,598	2,468	52,066

441

DERIVATIVE INSTRUMENTS, CONTINUED

			IMPLIED						UNAMORTIZED
			CREDIT				(PAY)/		UPFRONT
			SPREAD			USD	RECEIVED		PAYMENT	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED MATURITY		PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-2011	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Global Bond Fund, continued
	Deutsche Bank AG	French Republic	1.53%	10,100,000	USD	$10,100,000	0.250%	Sep 2016	($629,656)	$18,047	($611,609)
	Goldman Sachs	MCDX.NA.15	n/a	6,000,000	USD	6,000,000	1.000%	Dec 2015	(193,919)	85,880	(108,039)
	Goldman Sachs	People’s Republic of China	1.01%	5,000,000	USD	5,000,000	1.000%	Dec 2015	91,611	(82,808)	8,803
	Goldman Sachs	MCDX.NA.16	n/a	3,800,000	USD	3,800,000	1.000%	Jun 2016	(75,257)	(17,065)	(92,322)
	Goldman Sachs	French Republic	1.53%	6,600,000	USD	6,600,000	0.250%	Sep 2016	(412,913)	13,248	(399,665)
	Goldman Sachs	Republic of Italy	3.63%	2,000,000	USD	2,000,000	1.000%	Sep 2016	(208,052)	(16,439)	(224,491)
	JP Morgan Chase Bank	United Kingdom of Great	0.60%	6,400,000	USD	6,400,000	1.000%	Jun 2015	24,912	84,334	109,246
		Britain and Northern Ireland
	JP Morgan Chase Bank	Commonwealth of Australia	0.70%	5,100,000	USD	5,100,000	1.000%	Jun 2016	106,849	(24,074)	82,775
	Merrill Lynch International	Russian Federation	0.77%	3,300,000	USD	3,300,000	1.000%	Dec 2011	3,014	6,003	9,017
	Morgan Stanley Capital Services, Inc.	Russian Federation	0.77%	300,000	USD	300,000	1.000%	Dec 2011	275	545	820
	Morgan Stanley Capital Services, Inc.	French Republic	1.45%	900,000	USD	900,000	0.250%	Dec 2015	(18,193)	(25,890)	(44,083)
	Morgan Stanley Capital Services, Inc.	French Republic	1.45%	400,000	USD	400,000	0.250%	Dec 2015	(6,978)	(12,614)	(19,592)
	Morgan Stanley Capital Services, Inc.	MCDX.NA.15	n/a	2,800,000	USD	2,800,000	1.000%	Dec 2015	(65,195)	14,777	(50,418)
	Morgan Stanley Capital Services, Inc.	Government of Japan	0.98%	300,000	USD	300,000	1.000%	Mar 2016	(2,558)	3,466	908
	Morgan Stanley Capital Services, Inc.	State of California	1.95%	2,400,000	USD	2,400,000	1.350%	Jun 2016	—	(51,513)	(51,513)
	Morgan Stanley Capital Services, Inc.	French Republic	1.53%	5,200,000	USD	5,200,000	0.250%	Sep 2016	(293,373)	(21,515)	(314,888)
	Morgan Stanley Capital Services, Inc.	State of California	2.28%	4,300,000	USD	4,300,000	2.950%	Dec 2020	—	192,822	192,822
	Morgan Stanley Capital Services, Inc.	State of California	2.29%	1,400,000	USD	1,400,000	2.150%	Mar 2021	—	(5,145)	(5,145)
	Morgan Stanley Capital Services, Inc.	State of Connecticut	1.64%	2,300,000	USD	2,300,000	1.630%	Mar 2021	—	6,839	6,839
	Morgan Stanley Capital Services, Inc.	State of California	2.30%	1,600,000	USD	1,600,000	2.150%	Jun 2021	—	(6,919)	(6,919)
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.67%	1,200,000	USD	1,200,000	1.000%	Mar 2016	23,895	(3,869)	20,026
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.67%	2,600,000	USD	2,600,000	1.000%	Mar 2016	50,175	(6,786)	43,389
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.67%	2,000,000	USD	2,000,000	1.000%	Mar 2016	39,009	(5,633)	33,376
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.72%	1,300,000	USD	1,300,000	1.000%	Sep 2016	18,581	1,930	20,511
	UBS AG	French Republic	1.48%	4,500,000	USD	4,500,000	0.250%	Mar 2016	(156,113)	(81,801)	(237,914)
	UBS AG	Government of Japan	0.98%	4,300,000	USD	4,300,000	1.000%	Mar 2016	(27,547)	40,561	13,014
	UBS AG	United States of America	0.64%	4,500,000	EUR	6,530,172	0.250%	Jun 2016	(79,094)	(32,851)	(111,945)
	UBS AG	French Republic	1.53%	1,200,000	USD	1,200,000	0.250%	Sep 2016	(45,040)	(27,627)	(72,667)
	UBS AG	French Republic	1.53%	900,000	USD	900,000	0.250%	Sep 2016	(47,145)	(7,355)	(54,500)

						$190,262,935			($3,873,098)	($404,651)	($4,277,749)

Investment Quality Bond Fund

The Fund used credit default swaps to gain exposure to a security or credit index and take a long position in the exposure of the benchmark. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts ranging up to approximately $25.5 million.

			IMPLIED						UNAMORTIZED
			CREDIT				(PAY)/		UPFRONT
			SPREAD			USD	RECEIVED		PAYMENT	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-2011	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Investment Quality Bond Fund
	JPMorgan Chase Bank, N.A.	CMBX.NA.AJ.2	n/a	730,000	USD	$730,000	0.900%	Mar 2049	($166,579)	($39,491)	($206,070)
	JPMorgan Chase Bank, N.A.	CMBX.NA.AJ.2	n/a	720,000	USD	720,000	0.900%	Mar 2049	(162,500)	(40,747)	(203,247)
	Morgan Stanley Capital Services, Inc.	ITRAXX-EUROPES15V1	n/a	845,000	EUR	1,213,843	5.000%	Jun 2016	(27,955)	2,462	(25,493)
	Morgan Stanley Capital Services, Inc.	LCDX.NA.16-V1 06	n/a	2,675,000	USD	2,675,000	2.500%	Jun 2016	(143,595)	13,375	(130,220)
	Morgan Stanley Capital Services, Inc.	Xerox Corp.	n/a	1,950,000	USD	1,950,000	1.000%	Jun 2016	(27,741)	(62,322)	(90,063)
	Morgan Stanley Capital Services, Inc.	CMBX.NA.A.5	n/a	1,450,000	USD	1,450,000	3.500%	Feb 2051	(742,614)	(235,149)	(977,763)
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AA.4	n/a	1,095,442	USD	1,095,442	1.650%	Feb 2051	(559,462)	(127,576)	(687,038)
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AA.4	n/a	365,000	USD	365,000	1.650%	Feb 2051	(185,549)	(43,371)	(228,920)
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AA.4	n/a	730,000	USD	730,000	0.650%	Feb 2051	(422,788)	(35,053)	(457,841)
	Morgan Stanley Capital Services, Inc.	CMBX.NA.A.1	n/a	990,000	USD	990,000	0.350%	Oct 2052	(445,510)	68	(445,442)

						$11,919,285			($2,884,293)	($567,804)	($3,452,097)

442

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Fund

The Fund used credit default swaps to gain exposure to a security or credit index and to take a long position in the exposure of the benchmark. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts ranging from approximately $41.8 million to $51.4 million, as measured at each quarter end.

			IMPLIED						UNAMORTIZED
			CREDIT				(PAY)/		UPFRONT
			SPREAD			USD	RECEIVED		PAYMENT	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-2011	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Real Return Bond Fund
	Bank of America NA	Government of Japan	0.94%	4,100,000	USD	$4,100,000	1.000%	Dec 2015	$77,681	($58,230)	$19,451
	Barclays Bank PLC	Federative Republic of Brazil	1.22%	1,300,000	USD	1,300,000	1.000%	Jun 2015	(8,244)	85	(8,159)
	Barclays Bank PLC	Federative Republic of Brazil	1.22%	1,000,000	USD	1,000,000	1.000%	Jun 2015	(14,167)	7,891	(6,276)
	Barclays Bank PLC	French Republic	1.45%	2,300,000	USD	2,300,000	0.250%	Dec 2015	(38,070)	(74,586)	(112,656)
	Barclays Bank PLC	CDX.EM.15	n/a	900,000	USD	900,000	5.000%	Jun 2016	111,285	(8,246)	103,039
	Citibank N.A.	French Republic	1.38%	800,000	USD	800,000	0.250%	Jun 2015	(14,211)	(18,714)	(32,925)
	Citibank N.A.	United Kingdom of Great	0.60%	900,000	USD	900,000	1.000%	Jun 2015	5,420	9,943	15,363
		Britain and Northern Ireland
	Citibank N.A.	CDX.EM.14	n/a	11,700,000	USD	11,700,000	5.000%	Dec 2015	1,362,921	(98,404)	1,264,517
	Citibank N.A.	French Republic	1.51%	1,200,000	USD	1,200,000	0.250%	Jun 2016	(50,600)	(17,490)	(68,090)
	Citibank N.A.	United Kingdom of Great	0.73%	1,600,000	USD	1,600,000	1.000%	Jun 2016	19,556	4,242	23,798
		Britain and Northern Ireland
	Deutsche Bank AG	French Republic	1.38%	500,000	USD	500,000	0.250%	Jun 2015	(12,377)	(8,201)	(20,578)
	Deutsche Bank AG	United Kingdom of Great	0.60%	1,000,000	USD	1,000,000	1.000%	Jun 2015	3,537	13,533	17,070
		Britain and Northern Ireland
	Deutsche Bank AG	United Kingdom of Great	0.60%	3,100,000	USD	3,100,000	1.000%	Jun 2015	19,725	33,191	52,916
		Britain and Northern Ireland
	Deutsche Bank AG	CDX.EM.14	n/a	300,000	USD	300,000	5.000%	Dec 2015	35,584	(3,161)	32,423
	Deutsche Bank AG	Federative Republic of Brazil	1.70%	4,100,000	USD	4,100,000	1.000%	Jun 2020	(117,676)	(94,359)	(212,035)
	HSBC Bank USA	Federative Republic of Brazil	1.22%	1,000,000	USD	1,000,000	1.000%	Jun 2015	(10,508)	4,232	(6,276)
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	1.22%	400,000	USD	400,000	1.000%	Jun 2015	(3,377)	867	(2,510)
	JPMorgan Chase Bank, N.A.	Petroleo Brasileiro S/A	1.74%	400,000	USD	400,000	1.000%	Sep 2015	(9,051)	(1,659)	(10,710)
		Petrobras
	Morgan Stanley Capital Services, Inc.	French Republic	1.51%	2,500,000	USD	2,500,000	0.250%	Jun 2016	(107,043)	(34,812)	(141,855)
	The Royal Bank of Scotland PLC	CDX.EM.14	n/a	700,000	USD	700,000	5.000%	Dec 2015	83,819	(8,164)	75,655
	The Royal Bank of Scotland PLC	Government of Japan	0.94%	600,000	USD	600,000	1.000%	Dec 2015	11,231	(8,385)	2,846
	UBS AG	CDX.EM.14	n/a	1,400,000	USD	1,400,000	5.000%	Dec 2015	163,649	(12,339)	151,310

						$41,800,000			$1,509,084	($372,766)	$1,136,318

Spectrum Income Fund

The Fund used credit default swaps to take a long position in the exposure of the benchmark. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts ranging up to approximately $100.0 thousand.

			IMPLIED
			CREDIT				(PAY)/
			SPREAD			USD	RECEIVED		UNAMORTIZED	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED	MATURITY	UPFRONT	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-11	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Spectrum Income Fund
	JPMorgan Chase Bank, N.A.	Arab Republic of Egypt	3.79%	100,000	USD	$100,000	0.250%	Mar 2016	($11,302)	($96)	($11,398)

						$100,000			($11,302)	($96)	($11,398)

Total Return Fund

The Fund used credit default swaps to gain exposure to a security or credit index and to take a long position in the exposure of the benchmark. During the year ended August 31, 2011, the Fund held credit default swaps with total USD notional amounts ranging from approximately $189.6 million to $502.0 million as measured at each quarter end.

			IMPLIED
			CREDIT				(PAY)/
			SPREAD			USD	RECEIVED		UNAMORTIZED	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED	MATURITY	UPFRONT	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-11	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Total Return Fund
	Bank of America N.A.	Berkshire Hathaway, Inc.	1.50%	1,800,000	USD	$1,800,000	1.000%	Mar 2015	($22,138)	($5,364)	($27,502)
	Bank of America N.A.	CDX.EM.14	n/a	6,100,000	USD	6,100,000	5.000%	Dec 2015	704,388	(45,110)	659,278
	Bank of America N.A.	CDX.NA.IG.16	n/a	47,100,000	USD	47,100,000	1.000%	Jun 2016	197,685	(423,243)	(225,558)
	Bank of America N.A.	Credit Agricole SA	4.49%	2,000,000	EUR	2,958,698	1.000%	Jun 2016	(199,193)	(206,819)	(406,012)
	Bank of America N.A.	French Republic	1.48%	1,200,000	USD	1,200,000	0.250%	Mar 2016	(42,627)	(20,817)	(63,444)
	Bank of America N.A.	French Republic	1.53%	12,000,000	USD	12,000,000	0.250%	Sep 2016	(803,671)	77,007	(726,664)
	Bank of America N.A.	Government of Japan	0.98%	200,000	USD	200,000	1.000%	Mar 2016	2,496	(1,891)	605
	Bank of America N.A.	Government of Japan	0.98%	200,000	USD	200,000	1.000%	Mar 2016	2,325	(1,720)	605

443

DERIVATIVE INSTRUMENTS, CONTINUED

			IMPLIED
			CREDIT				(PAY)/
			SPREAD			USD	RECEIVED		UNAMORTIZED	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED	MATURITY	UPFRONT	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-11	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Total Return Fund, continued
	Bank of America N.A.	Kingdom of Spain	3.56%	14,800,000	USD	$14,800,000	1.000%	Mar 2016	($882,856)	($601,978)	($1,484,834)
	Bank of America N.A.	Kingdom of Spain	3.56%	400,000	USD	400,000	1.000%	Mar 2016	(23,671)	(16,460)	(40,131)
	Bank of America N.A.	Metlife, Inc.	2.47%	1,700,000	USD	1,700,000	1.000%	Dec 2015	(53,054)	(43,419)	(96,473)
	Bank of America N.A.	People’s Republic of China	0.93%	500,000	USD	500,000	1.000%	Jun 2015	6,413	(4,005)	2,408
	Bank of America N.A.	People’s Republic of China	0.93%	1,500,000	USD	1,500,000	1.000%	Jun 2015	18,335	(11,110)	7,225
	Bank of America N.A.	Prudential Financial, Inc.	2.10%	2,400,000	USD	2,400,000	1.000%	Dec 2015	(60,125)	(41,514)	(101,639)
	Bank of America N.A.	Republic of Indonesia	1.71%	1,800,000	USD	1,800,000	1.000%	Sep 2016	(27,146)	(29,716)	(56,862)
	Bank of America N.A.	Republic of Korea	1.32%	900,000	USD	900,000	1.000%	Sep 2016	(644)	(11,315)	(11,959)
	Bank of America N.A.	Sallie Mae	2.51%	2,600,000	USD	2,600,000	5.000%	Sep 2011	(86,394)	116,521	30,127
	Bank of America N.A.	United Mexican States	1.26%	300,000	USD	300,000	1.000%	Sep 2015	(3,432)	999	(2,433)
	Barclays Bank PLC	Bank of America	2.87%	500,000	USD	500,000	1.000%	Dec 2011	(304)	(1,572)	(1,876)
	Barclays Bank PLC	CDX.EM.13	n/a	1,000,000	USD	1,000,000	5.000%	Jun 2015	90,300	10,467	100,767
	Barclays Bank PLC	CDX.EM.13	n/a	7,900,000	USD	7,900,000	5.000%	Jun 2015	743,364	52,693	796,057
	Barclays Bank PLC	CDX.EM.14	n/a	1,600,000	USD	1,600,000	5.000%	Dec 2015	181,452	(8,527)	172,925
	Barclays Bank PLC	CDX.EM.15	n/a	3,000,000	USD	3,000,000	5.000%	Jun 2016	336,957	6,508	343,465
	Barclays Bank PLC	CDX.NA.IG.9	n/a	14,949,732	USD	14,949,732	0.758%	Dec 2012	—	160,677	160,677
	Barclays Bank PLC	Federative Republic of Brazil	1.22%	500,000	USD	500,000	1.000%	Jun 2015	(5,250)	2,112	(3,138)
	Barclays Bank PLC	French Republic	1.48%	800,000	USD	800,000	0.250%	Mar 2016	(25,770)	(16,526)	(42,296)
	Barclays Bank PLC	French Republic	1.53%	300,000	USD	300,000	0.250%	Sep 2016	(18,254)	87	(18,167)
	Barclays Bank PLC	General Electric Capital Corp.	1.93%	3,900,000	USD	3,900,000	0.640%	Dec 2012	—	(60,245)	(60,245)
	Barclays Bank PLC	People’s Republic of China	1.05%	700,000	USD	700,000	1.000%	Mar 2016	7,430	(7,492)	(62)
	Barclays Bank PLC	Republic of Italy	3.61%	900,000	USD	900,000	1.000%	Mar 2016	(30,999)	(60,799)	(91,798)
	Barclays Bank PLC	Republic of Italy	3.61%	1,900,000	USD	1,900,000	1.000%	Mar 2016	(56,298)	(137,498)	(193,796)
	Barclays Bank PLC	United Mexican States	1.18%	1,200,000	USD	1,200,000	1.000%	Mar 2015	(18,761)	13,713	(5,048)
	BNP Paribas	CDX.NA.IG.16	n/a	48,700,000	USD	48,700,000	1.000%	Jun 2016	160,034	(393,254)	(233,220)
	BNP Paribas	General Electric Capital Corp.	1.76%	2,000,000	USD	2,000,000	5.000%	Sep 2011	2,289	21,765	24,054
	BNP Paribas	People’s Republic of China	1.05%	300,000	USD	300,000	1.000%	Mar 2016	3,224	(3,250)	(26)
	BNP Paribas	United States of America	0.63%	5,100,000	EUR	7,150,709	0.250%	Mar 2016	(65,367)	(51,705)	(117,072)
	Citibank N.A.	CDX.NA.HY.8	n/a	5,777,640	USD	5,777,640	0.355%	Jun 2012	—	17,422	17,422
	Citibank N.A.	CDX.NA.HY.8	n/a	4,814,700	USD	4,814,700	0.360%	Jun 2012	—	14,763	14,763
	Citibank N.A.	CDX.NA.HY.8	n/a	1,348,116	USD	1,348,116	0.401%	Jun 2012	—	4,695	4,695
	Citibank N.A.	Dell, Inc.	0.50%	4,800,000	USD	4,800,000	1.000%	Sep 2013	21,238	38,001	59,239
	Citibank N.A.	General Electric Capital Corp.	2.11%	600,000	USD	600,000	4.325%	Dec 2013	—	35,041	35,041
	Citibank N.A.	People’s Republic of China	0.93%	400,000	USD	400,000	1.000%	Jun 2015	4,842	(2,915)	1,927
	Citibank N.A.	People’s Republic of China	1.09%	2,000,000	USD	2,000,000	1.000%	Jun 2016	19,227	(23,088)	(3,861)
	Citibank N.A.	Republic of Kazakhstan	1.98%	300,000	USD	300,000	1.000%	Mar 2016	(7,691)	(4,423)	(12,114)
	Citibank N.A.	United Kingdom of Great	0.73%	6,300,000	USD	6,300,000	1.000%	Jun 2016	104,412	(10,708)	93,704
		Britain and Northern Ireland
	Citibank N.A.	United Mexican States	1.18%	1,200,000	USD	1,200,000	1.000%	Mar 2015	(19,146)	14,098	(5,048)
	Citibank N.A.	CDX.EM.14	n/a	14,800,000	USD	14,800,000	5.000%	Dec 2015	1,637,324	(37,764)	1,599,560
	Citibank N.A.	Federative Republic of Brazil	1.25%	1,000,000	USD	1,000,000	1.000%	Sep 2015	(12,603)	4,697	(7,906)
	Citibank N.A.	Metlife, Inc.	2.47%	2,500,000	USD	2,500,000	1.000%	Dec 2015	(78,020)	(63,852)	(141,872)
	Citibank N.A.	United Mexican States	1.26%	700,000	USD	700,000	1.000%	Sep 2015	(8,537)	2,861	(5,676)
	Credit Suisse International	Arcelormittal	4.21%	1,000,000	USD	1,000,000	1.000%	Jun 2016	(47,222)	(82,618)	(129,840)
	Credit Suisse International	CDX.EM.13	n/a	600,000	USD	600,000	5.000%	Jun 2015	58,694	1,766	60,460
	Credit Suisse International	CDX.NA.IG.16	n/a	19,400,000	USD	19,400,000	1.000%	Jun 2016	70,291	(163,196)	(92,905)
	Credit Suisse International	Federative Republic of Brazil	1.22%	4,300,000	USD	4,300,000	1.000%	Jun 2015	(43,711)	16,725	(26,986)
	Credit Suisse International	Federative Republic of Brazil	1.25%	1,900,000	USD	1,900,000	1.000%	Sep 2015	(18,662)	3,641	(15,021)
	Deutsche Bank AG	Berkshire Hathaway, Inc.	1.09%	1,600,000	USD	1,600,000	0.850%	Mar 2013	—	(3,080)	(3,080)
	Deutsche Bank AG	CDX.EM.13	n/a	5,400,000	USD	5,400,000	5.000%	Jun 2015	501,957	42,183	544,140
	Deutsche Bank AG	CDX.EM.14	n/a	2,800,000	USD	2,800,000	5.000%	Dec 2015	289,482	13,137	302,619
	Deutsche Bank AG	CDX.EM.15	n/a	700,000	USD	700,000	5.000%	Jun 2016	86,876	(6,734)	80,142
	Deutsche Bank AG	CDX.NA.IG.10	n/a	1,928,998	USD	1,928,998	0.530%	Jun 2013	—	15,869	15,869
	Deutsche Bank AG	CDX.NA.IG.16	n/a	4,100,000	USD	4,100,000	1.000%	Jun 2016	18,526	(38,161)	(19,635)
	Deutsche Bank AG	CDX.NA.IG.9	n/a	9,837,888	USD	9,837,888	0.708%	Dec 2012	—	98,272	98,272
	Deutsche Bank AG	Federative Republic of Brazil	1.22%	1,700,000	USD	1,700,000	1.000%	Jun 2015	(13,688)	3,019	(10,669)
	Deutsche Bank AG	Federative Republic of Brazil	1.22%	500,000	USD	500,000	1.000%	Jun 2015	(3,509)	371	(3,138)
	Deutsche Bank AG	French Republic	1.48%	400,000	USD	400,000	0.250%	Mar 2016	(14,222)	(6,926)	(21,148)
	Deutsche Bank AG	General Electric Capital Corp.	1.76%	500,000	USD	500,000	1.500%	Sep 2011	—	1,446	1,446
	Deutsche Bank AG	General Electric Capital Corp.	1.76%	2,400,000	USD	2,400,000	1.000%	Sep 2011	(1,676)	5,482	3,806
	Deutsche Bank AG	Metlife, Inc.	2.52%	1,500,000	USD	1,500,000	1.000%	Mar 2016	(27,471)	(64,961)	(92,432)
	Deutsche Bank AG	Metlife, Inc.	2.68%	7,700,000	USD	7,700,000	1.000%	Mar 2018	(408,686)	(305,076)	(713,762)
	Deutsche Bank AG	People’s Republic of China	1.09%	3,300,000	USD	3,300,000	1.000%	Jun 2016	34,011	(40,382)	(6,371)
	Deutsche Bank AG	People’s Republic of China	1.09%	900,000	USD	900,000	1.000%	Jun 2016	8,229	(9,966)	(1,737)
	Deutsche Bank AG	People’s Republic of China	1.12%	600,000	USD	600,000	1.000%	Sep 2016	3,204	(5,453)	(2,249)

444

DERIVATIVE INSTRUMENTS, CONTINUED

			IMPLIED
			CREDIT				(PAY)/
			SPREAD			USD	RECEIVED		UNAMORTIZED	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED	MATURITY	UPFRONT	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-11	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Total Return Fund, continued
	Deutsche Bank AG	Republic of Kazakhstan	1.98%	300,000	USD	$300,000	1.000%	Mar 2016	($8,061)	($4,053)	($12,114)
	Deutsche Bank AG	United Kingdom of Great	0.70%	700,000	USD	700,000	1.000%	Mar 2016	12,038	(1,150)	10,888
		Britain and Northern Ireland
	Deutsche Bank AG	United Mexican States	1.18%	700,000	USD	700,000	1.000%	Mar 2015	(11,168)	8,223	(2,945)
	Goldman Sachs	Berkshire Hathaway, Inc.	1.50%	1,000,000	USD	1,000,000	1.000%	Mar 2015	(12,299)	(2,980)	(15,279)
	Goldman Sachs	CDX.NA.IG.10	n/a	2,411,247	USD	2,411,247	0.463%	Jun 2013	—	16,542	16,542
	Goldman Sachs	CDX.NA.IG.9	n/a	868,049	USD	868,049	0.548%	Dec 2017	—	6,829	6,829
	Goldman Sachs	Federative Republic of Brazil	1.22%	500,000	USD	500,000	1.000%	Jun 2015	(4,903)	1,765	(3,138)
	Goldman Sachs	Government of Japan	0.98%	7,200,000	USD	7,200,000	1.000%	Mar 2016	(61,230)	83,021	21,791
	Goldman Sachs	Kingdom of Spain	3.56%	15,900,000	USD	15,900,000	1.000%	Mar 2016	(824,854)	(770,339)	(1,595,193)
	Goldman Sachs	Kingdom of Spain	3.56%	6,300,000	USD	6,300,000	1.000%	Mar 2016	(354,098)	(277,960)	(632,058)
	Goldman Sachs	Kingdom of Spain	3.56%	3,600,000	USD	3,600,000	1.000%	Mar 2016	(197,718)	(163,458)	(361,176)
	Goldman Sachs	Kingdom of Spain	3.56%	300,000	USD	300,000	1.000%	Mar 2016	(17,979)	(12,119)	(30,098)
	Goldman Sachs	Kingdom of Spain	3.57%	1,000,000	USD	1,000,000	1.000%	Jun 2016	(55,652)	(49,705)	(105,357)
	Goldman Sachs	People’s Republic of China	1.12%	200,000	USD	200,000	1.000%	Sep 2016	1,056	(1,806)	(750)
	Goldman Sachs	Republic of Italy	3.61%	300,000	USD	300,000	1.000%	Mar 2016	(10,214)	(20,385)	(30,599)
	Goldman Sachs	Republic of Italy	3.61%	13,600,000	USD	13,600,000	1.000%	Mar 2016	(367,019)	(1,020,154)	(1,387,173)
	Goldman Sachs	Republic of Italy	3.61%	5,900,000	USD	5,900,000	1.000%	Mar 2016	(177,178)	(424,610)	(601,788)
	Goldman Sachs	Republic of Italy	3.61%	4,900,000	USD	4,900,000	1.000%	Mar 2016	(160,398)	(339,392)	(499,790)
	Goldman Sachs	United Kingdom of Great	0.66%	1,000,000	USD	1,000,000	1.000%	Dec 2015	19,320	(3,084)	16,236
		Britain and Northern Ireland
	Goldman Sachs	United Mexican States	1.41%	1,100,000	USD	1,100,000	1.000%	Sep 2016	(5,163)	(14,235)	(19,398)
	HSBC Bank	CDX.EM.13	n/a	8,400,000	USD	8,400,000	5.000%	Jun 2015	761,939	84,501	846,440
	HSBC Bank	CDX.EM.14	n/a	1,000,000	USD	1,000,000	5.000%	Dec 2015	107,507	571	108,078
	HSBC Bank	Federative Republic of Brazil	1.25%	700,000	USD	700,000	1.000%	Sep 2015	(5,648)	114	(5,534)
	HSBC Bank	Federative Republic of Brazil	1.22%	1,300,000	USD	1,300,000	1.000%	Jun 2015	(26,364)	18,205	(8,159)
	HSBC Bank	French Republic	1.53%	300,000	USD	300,000	0.250%	Sep 2016	(11,260)	(6,907)	(18,167)
	HSBC Bank	French Republic	1.53%	400,000	USD	400,000	0.250%	Sep 2016	(24,160)	(62)	(24,222)
	HSBC Bank	Republic of Kazakhstan	1.98%	400,000	USD	400,000	1.000%	Mar 2016	(10,419)	(5,732)	(16,151)
	JPMorgan Chase Bank, N.A.	Arab Republic of Egypt	3.79%	800,000	USD	800,000	1.000%	Mar 2016	(89,361)	(1,826)	(91,187)
	JPMorgan Chase Bank, N.A.	CDX.EM.13	n/a	1,200,000	USD	1,200,000	5.000%	Jun 2015	111,792	9,128	120,920
	JPMorgan Chase Bank, N.A.	CDX.EM.14	n/a	300,000	USD	300,000	5.000%	Dec 2015	32,726	(302)	32,424
	JPMorgan Chase Bank, N.A.	CDX.EM.15	n/a	1,300,000	USD	1,300,000	5.000%	Jun 2016	168,904	(20,069)	148,835
	JPMorgan Chase Bank, N.A.	CDX.NA.IG.9	n/a	1,928,998	USD	1,928,998	0.553%	Dec 2017	—	15,762	15,762
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	1.25%	8,800,000	USD	8,800,000	1.000%	Sep 2015	(94,950)	25,378	(69,572)
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	1.41%	900,000	USD	900,000	1.000%	Sep 2016	(5,399)	(10,681)	(16,080)
	JPMorgan Chase Bank, N.A.	General Electric Capital Corp.	1.76%	2,400,000	USD	2,400,000	5.000%	Sep 2011	2,746	26,118	28,864
	JPMorgan Chase Bank, N.A.	Government of Japan	0.98%	800,000	USD	800,000	1.000%	Mar 2016	6,197	(3,776)	2,421
	JPMorgan Chase Bank, N.A.	Kingdom of Spain	3.56%	5,000,000	USD	5,000,000	1.000%	Mar 2016	(259,388)	(242,245)	(501,633)
	JPMorgan Chase Bank, N.A.	People’s Republic of China	1.09%	4,000,000	USD	4,000,000	1.000%	Jun 2016	39,377	(47,099)	(7,722)
	JPMorgan Chase Bank, N.A.	People’s Republic of China	1.12%	800,000	USD	800,000	1.000%	Sep 2016	4,119	(7,117)	(2,998)
	JPMorgan Chase Bank, N.A.	State of Qatar	0.94%	2,900,000	USD	2,900,000	1.000%	Mar 2016	(6,185)	19,335	13,150
	JPMorgan Chase Bank, N.A.	United Kingdom of Great	0.57%	400,000	USD	400,000	1.000%	Mar 2015	1,322	5,563	6,885
		Britain and Northern Ireland
	JPMorgan Chase Bank, N.A.	United Kingdom of Great	0.57%	800,000	USD	800,000	1.000%	Mar 2015	2,378	11,393	13,771
		Britain and Northern Ireland
	Morgan Stanley Capital Services, Inc.	Abu Dhabi	0.96%	4,800,000	USD	4,800,000	1.000%	Mar 2016	(12,282)	31,073	18,791
	Morgan Stanley Capital Services, Inc.	CDX.EM.13	n/a	9,800,000	USD	9,800,000	5.000%	Jun 2015	948,663	38,851	987,514
	Morgan Stanley Capital Services, Inc.	CDX.EM.14	n/a	4,400,000	USD	4,400,000	5.000%	Dec 2015	471,218	4,327	475,545
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.16	n/a	1,100,000	USD	1,100,000	1.000%	Jun 2016	5,033	(10,301)	(5,268)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	n/a	3,900,000	USD	3,900,000	0.963%	Dec 2012	—	49,504	49,504
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	0.69%	900,000	USD	900,000	1.660%	Mar 2013	—	20,415	20,415
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	1.22%	500,000	USD	500,000	1.000%	Jun 2015	(3,552)	414	(3,138)
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	1.25%	9,900,000	USD	9,900,000	1.000%	Sep 2015	(108,349)	30,080	(78,269)
	Morgan Stanley Capital Services, Inc.	French Republic	1.48%	500,000	USD	500,000	0.250%	Mar 2016	(15,125)	(11,310)	(26,435)
	Morgan Stanley Capital Services, Inc.	General Electric Capital Corp.	1.76%	2,300,000	USD	2,300,000	1.000%	Sep 2011	(999)	4,647	3,648
	Morgan Stanley Capital Services, Inc.	Government of Japan	0.98%	2,400,000	USD	2,400,000	1.000%	Mar 2016	(21,422)	28,686	7,264
	Morgan Stanley Capital Services, Inc.	Kingdom of Spain	3.56%	2,000,000	USD	2,000,000	1.000%	Mar 2016	(109,086)	(91,567)	(200,653)
	Morgan Stanley Capital Services, Inc.	People’s Republic of China	1.12%	600,000	USD	600,000	1.000%	Sep 2016	2,967	(5,216)	(2,249)
	Morgan Stanley Capital Services, Inc.	Republic of Indonesia	1.71%	1,400,000	USD	1,400,000	1.000%	Sep 2016	(20,463)	(23,763)	(44,226)
	Morgan Stanley Capital Services, Inc.	United Kingdom of Great	0.73%	1,900,000	USD	1,900,000	1.000%	Jun 2016	31,490	(3,230)	28,260
		Britain and Northern Ireland
	Morgan Stanley Capital Services, Inc.	United Mexican States	1.41%	2,400,000	USD	2,400,000	1.000%	Sep 2016	(10,161)	(32,161)	(42,322)
	Royal Bank of Scotland PLC	People’s Republic of China	0.93%	900,000	USD	900,000	1.000%	Jun 2015	11,219	(6,884)	4,335
	Royal Bank of Scotland PLC	United Mexican States	1.26%	1,900,000	USD	1,900,000	1.000%	Sep 2015	(17,238)	1,831	(15,407)

445

DERIVATIVE INSTRUMENTS, CONTINUED

			IMPLIED
			CREDIT				(PAY)/
			SPREAD			USD	RECEIVED		UNAMORTIZED	UNREALIZED
			AT	NOTIONAL		NOTIONAL	FIXED	MATURITY	UPFRONT	APPRECIATION	MARKET
FUND	COUNTERPARTY	REFERENCE OBLIGATION	8-31-11	AMOUNT	CURRENCY	AMOUNT	RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Total Return Fund, continued
	Societe Generale Paris	United Kingdom of Great	0.57%	2,700,000	USD	$2,700,000	1.000%	Mar 2015	$3,558	$42,919	$46,477
		Britain and Northern Ireland
	Societe Generale Paris	United Kingdom of Great	0.57%	4,600,000	USD	4,600,000	1.000%	Mar 2015	13,653	65,530	79,183
		Britain and Northern Ireland
	The Royal Bank of Scotland PLC	French Republic	1.45%	700,000	USD	700,000	0.250%	Dec 2015	(11,577)	(22,710)	(34,287)
	The Royal Bank of Scotland PLC	French Republic	1.48%	500,000	USD	500,000	0.250%	Mar 2016	(14,918)	(11,517)	(26,435)
	The Royal Bank of Scotland PLC	People’s Republic of China	1.09%	3,100,000	USD	3,100,000	1.000%	Jun 2016	31,233	(37,218)	(5,985)
	UBS AG	Berkshire Hathaway, Inc.	1.50%	1,000,000	USD	1,000,000	1.000%	Mar 2015	(12,617)	(2,662)	(15,279)
	UBS AG	CDX.EM.14	n/a	500,000	USD	500,000	5.000%	Dec 2015	57,289	(3,250)	54,039
	UBS AG	French Republic	1.48%	1,400,000	USD	1,400,000	0.250%	Mar 2016	(49,731)	(24,286)	(74,017)
	UBS AG	French Republic	1.53%	1,600,000	USD	1,600,000	0.250%	Sep 2016	(60,053)	(36,835)	(96,888)
	UBS AG	People’s Republic of China	1.09%	2,000,000	USD	2,000,000	1.000%	Jun 2016	20,613	(24,474)	(3,861)
	UBS AG	People’s Republic of China	1.12%	100,000	USD	100,000	1.000%	Sep 2016	502	(877)	(375)
	UBS AG	Republic of Indonesia	1.71%	600,000	USD	600,000	1.000%	Sep 2016	(9,333)	(9,621)	(18,954)
	UBS AG	Republic of Korea	1.32%	1,000,000	USD	1,000,000	1.000%	Sep 2016	—	(13,288)	(13,288)
	UBS AG	United Kingdom of Great	0.73%	1,500,000	USD	1,500,000	1.000%	Jun 2016	24,860	(2,550)	22,310
		Britain and Northern Ireland
	UBS AG	United Mexican States	1.41%	1,100,000	USD	1,100,000	1.000%	Sep 2016	(4,754)	(14,644)	(19,398)

						$501,974,775			$1,795,198	($5,467,499)	($3,672,301)

Cash collateral received by funds For certain transactions, the Funds may receive cash collateral from counterparties. Payable for collateral held is presented in each respective Fund’s Statement of assets and liabilities. At August 31, 2011, the following Funds held cash collateral with respect to the financial instruments noted below:

	Cash Collateral Held

			Forward
			Foreign
			Currency
Fund	Swaps	TBAs	Contracts	Total

Global Bond Fund	$3,955,000	$1,580,000	$50,000	$5,585,000
Real Return Bond Fund	2,880,000	—	2,775,000	5,655,000
Total Return Fund	8,525,000	930,000	750,000	10,205,000

Fair value of derivative instruments by risk category The table below summarizes the fair value of derivatives held by the Funds at August 31, 2011, by risk category:

		Statement of
		Assets and	Financial	Asset	Liability
		Liabilities	Instruments	Derivatives	Derivatives
Fund	Risk	Location	Location	Fair Value	Fair Value

Active Bond Fund	Interest rate contracts	Receivable/payable for	Futures†	$27,754	($11,316)
		futures
	Foreign currency contracts	Receivable/payable for	Forward foreign currency	—	(29,550)
		forward foreign currency	contracts
		exchange contracts

	Total			$27,754	($40,866)
All Cap Core Fund	Equity contracts	Receivable/payable for	Futures†	—	($435,835)
		futures

	Total			—	($435,835)
Alpha Opportunities Fund	Foreign currency contracts	Receivable/payable for	Forward foreign currency	—	($178,851)
		forward foreign currency	contracts
		exchange contracts

	Total			—	($178,851)
Emerging Markets Debt Fund	Foreign currency contracts	Receivable/payable for	Forward foreign currency	$13,091	($39,294)
		forward foreign currency	contracts
		exchange contracts

	Total			$13,091	($39,294)
Global Bond Fund	Interest rate contracts	Receivable/payable for	Futures†/Written options/	$6,635,523	($5,127,501)
		futures; Written options, at	Interest rate swaps/
		value; Swap contracts, at	Purchased options
		value; Investments in
		unaffiliated issuers, at value*
	Credit contracts	Swap contracts, at value	Credit default swaps	1,610,883	(5,460,301)
	Foreign currency contracts	Receivable/payable for	Forward foreign currency	3,437,794	(5,444,859)
		forward foreign currency	contracts/Written options/
		exchange contracts; Written	Purchased options
		options, at value;
		Investments in unaffiliated
		issuers, at value*

	Total			$11,684,200	($16,032,661)

446

DERIVATIVE INSTRUMENTS, CONTINUED

		Statement of
		Assets and	Financial	Asset	Liability
		Liabilities	Instruments	Derivatives	Derivatives
Fund	Risk	Location	Location	Fair Value	Fair Value

Heritage Fund	Foreign currency contracts	Receivable/payable for	Forward foreign currency	$2,050	($427)
		forward foreign currency	contracts
		exchange contracts
	Total			$2,050	($427)

High Income Fund	Foreign currency contracts	Receivable/payable for	Forward foreign currency	—	($60,610)
		forward foreign currency	contracts
		exchange contracts

	Total			—	($60,610)

High Yield Fund	Interest rate contracts	Receivable/payable for	Futures†	—	($205,836)
		futures
	Foreign currency contracts	Receivable/payable for	Forward foreign currency	$5,237	(469,723)
		forward foreign currency	contracts
		exchange contracts

	Total			$5,237	($675,559)

Index 500 Fund	Equity contracts	Receivable/payable for	Futures†	—	($939,353)
		futures

	Total			—	($939,353)

International Equity Index	Equity contracts	Receivable/payable for	Futures†	$162,516	($901,601)
Fund		futures
	Foreign currency contracts	Receivable/payable for	Forward foreign currency	247,589	(54,298)
		forward foreign currency	contracts
		exchange contracts

	Total			$410,105	($955,899)

International Opportunities	Foreign currency contracts	Receivable/payable for	Forward foreign currency	$1,296,509	($3,256,833)
Fund		forward foreign currency	contracts
		exchange contracts

	Total			$1,296,509	($3,256,833)

Investment Quality Bond Fund	Interest rate contracts	Receivable/payable for	Futures†/Interest rate swaps	$184,515	($886,301)
		futures; Swap contracts, at
		value
	Credit contracts	Swap contracts, at value	Credit default swaps	2,609,117	(4,545,105)
	Foreign currency contracts	Receivable/payable for	Forward foreign currency	676,458	(838,844)
		forward foreign currency	contracts
		exchange contracts

	Total			$3,470,090	($6,270,250)

Mid Cap Growth Index Fund	Equity contracts	Receivable/payable for	Futures†	$74,800	—
		futures

	Total			$74,800	—

Mid Cap Index Fund	Equity contracts	Receivable/payable for	Futures†	—	($1,580,639)
		futures

	Total			—	($1,580,639)

Mid Cap Value Index Fund	Equity contracts	Receivable/payable for	Futures†	—	($3,280)
		futures

	Total			—	($3,280)

Mutual Shares Fund	Foreign currency contracts	Receivable/payable for	Forward foreign currency	$755,856	($484,157)
		forward foreign currency	contracts
		exchange contracts

	Total			$755,856	($484,157)

Real Return Bond Fund	Interest rate contracts	Receivable/payable for	Futures†/Written options/	$3,404,150	($1,987,600)
		futures; Written options, at	Purchased options/Interest
		value; Investments in	rate swaps
		unaffiliated issuers, at value*;
		Swap contracts, at value
	Credit contracts	Swap contracts, at value;	Credit default swaps/Written	1,853,757	(659,492)
		Written options, at value	options
	Foreign currency contracts	Receivable/payable for	Forward foreign currency	691,585	(841,308)
		forward foreign currency	contracts/Written options
		exchange contracts; Written
		options, at value

	Total			$5,949,492	($3,488,400)

Small Cap Index Fund	Equity contracts	Receivable/payable for	Futures†	$346,580	—
		futures

	Total			$346,580	—

Smaller Company Growth	Equity contracts	Receivable/payable for	Futures†	—	($70,951)
Fund		futures

	Total			—	($70,951)

Spectrum Income Fund	Interest rate contracts	Receivable/payable for	Futures†	$14,123	($276,605)
		futures
	Credit contracts	Swap contracts, at value	Credit default swaps	—	(11,398)
	Foreign currency contracts	Receivable/payable for	Forward foreign currency	707,822	(320,045)
		forward foreign currency	contracts
		exchange contracts

	Total			$721,945	($608,048)

447

DERIVATIVE INSTRUMENTS, CONTINUED

		Statement of
		Assets and	Financial	Asset	Liability
		Liabilities	Instruments	Derivatives	Derivatives
Fund	Risk	Location	Location	Fair Value	Fair Value

Total Return Fund	Interest rate contracts	Receivable/payable for	Futures†/Written options/	$30,973,452	($24,203,189)
		futures; Written options, at	Interest rate swaps/
		value; Swap contracts, at	Purchased options
		value; Investments in
		unaffiliated issuers, at value*
	Credit contracts	Swap contracts, at value;	Credit default swaps/Written	8,438,419	(12,402,736)
		Written options, at value	options
	Foreign currency contracts	Receivable/payable for	Forward foreign currency	5,329,582	(21,835,518)
		forward foreign currency	contracts
		exchange contracts

	Total			$44,741,453	($58,441,443)

Value & Restructuring Fund	Equity contracts	Receivable/payable for	Written options	—	($1,975)
		futures

	Total			—	($1,975)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

* Purchased options are included in the Portfolio’s Investments

Effect of derivative instruments on the Statement of operations The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2011:

		Statement of operations location—Net Realized Gain (Loss) on:

		Investments		Futures		Foreign Currency
Fund	Risk	(Purchased Options)	Written Options	contracts	Swap contracts	Transactions*	Total

Active Bond Fund	Interest rate contracts	—	—	($553,308)	—	—	($553,308)
	Credit contracts	—	—	—	$71,403	—	71,403
	Foreign currency contracts	—	—	—	—	($37,700)	(37,700)
	Total	—	—	($553,308)	$71,403	($37,700)	($519,605)

All Cap Core Fund	Equity contracts	—	—	$1,824,917	—	—	$1,824,917

	Total	—	—	$1,824,917	—	—	$1,824,917

Alpha Opportunities Fund	Equity contracts	—	$119,731	—	—	—	$119,731
	Foreign currency contracts	—	—	—	—	($355,926)	(355,926)

	Total	—	$119,731	—	—	($355,926)	($236,195)

Emerging Markets Debt Fund	Interest rate contracts	—	—	($47,026)	—	—	($47,026)
	Foreign currency contracts	—	—	—	—	$64,535	64,535

	Total	—	—	($47,026)	—	$64,535	$17,509

Global Bond Fund	Interest rate contracts	—	$1,541,126	$9,972,392	($6,114,023)	—	$5,399,495
	Credit contracts	—	738,998	—	1,755,922	—	2,494,920
	Foreign currency contracts	($60,480)	2,042,825	—	—	$25,244,285	27,226,630

	Total	($60,480)	$4,322,949	$9,972,392	($4,358,101)	$25,244,285	$35,121,045

Heritage Fund	Equity contracts	—	—	($159,222)	—	—	($159,222)
	Foreign currency contracts	—	—	—	—	($140,477)	(140,477)

	Total	—	—	($159,222)	—	($140,477)	($299,699)

High Income Fund	Foreign currency contracts	—	—	—	—	($272,181)	($272,181)

	Total	—	—	—	—	($272,181)	($272,181)

High Yield Fund	Interest rate contracts	—	—	($1,752,811)	—	—	($1,752,811)
	Foreign currency contracts	—	—	—	—	($645,099)	(645,099)

	Total	—	—	($1,752,811)	—	($645,099)	($2,397,910)

Index 500 Fund	Equity contracts	—	—	$2,829,452	—	—	$2,829,452

	Total	—	—	$2,829,452	—	—	$2,829,452

International Equity Index Fund	Equity contracts	—	—	$813,530	—	$1,955,927	$2,769,457

	Total	—	—	$813,530	—	$1,955,927	$2,769,457

International Opportunities Fund	Foreign currency contracts	—	—	—	—	($3,607,152)	($3,607,152)

	Total	—	—	—	—	($3,607,152)	($3,607,152)

Investment Quality Bond Fund	Interest rate contracts	—	—	$201,436	($100,077)	—	$101,359
	Credit contracts	—	—	—	1,083,448	—	1,083,448
	Foreign currency contracts	—	—	—	—	($1,099,128)	(1,099,128)

	Total	—	—	$201,436	$983,371	($1,099,128)	$85,679

Large Cap Fund	Equity contracts	—	—	$141,538	—	—	$141,538

	Total	—	—	$141,538	—	—	$141,538

Mid Cap Growth Index Fund	Equity contracts	—	—	$242,703	—	—	$242,703

	Total	—	—	$242,703	—	—	$242,703

Mid Cap Index Fund	Equity contracts	—	—	$636,709	—	—	$636,709

	Total	—	—	$636,709	—	—	$636,709

Mid Cap Stock Fund	Foreign currency contracts	—	—	—	—	($678,168)	($678,168)

	Total	—	—	—	—	($678,168)	($678,168)

Mid Cap Value Index Fund	Equity contracts	—	—	$430,114	—	—	$430,114

	Total	—	—	$430,114	—	—	$430,114

Mutual Shares Fund	Foreign currency contracts	—	—	—	—	($4,848,417)	($4,848,417)

	Total	—	—	—	—	($4,848,417)	($4,848,417)

448

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of operations location—Net Realized Gain (Loss) on:

		Investments		Futures		Foreign Currency
Fund	Risk	(Purchased Options)	Written Options	contracts	Swap contracts	Transactions*	Total

Real Return Bond Fund	Interest rate contracts	$270,508	$2,322,540	$1,973,290	($9,116,170)	—	($4,549,832)
	Credit contracts	—	141,885	—	476,283	—	618,168
	Foreign currency contracts	—	44,031	—	—	($5,893,526)	(5,849,495)
	Total	$270,508	$2,508,456	$1,973,290	($8,639,887)	($5,893,526)	($9,781,159)

Small Cap Index Fund	Equity contracts	—	—	$54,827	—	—	$54,827
	Total	—	—	$54,827	—	—	$54,827

Smaller Company Growth Fund	Equity contracts	—	—	$188,803	—	—	$188,803
	Total	—	—	$188,803	—	—	$188,803

Spectrum Income Fund	Interest rate contracts	—	—	($1,485,126)	($216,434)	—	($1,701,560)
	Credit contracts	—	—	—	1,781	—	1,781
	Foreign currency contracts	—	—	—	—	($1,198,079)	(1,198,079)
	Total	—	—	($1,485,126)	($214,653)	($1,198,079)	($2,897,858)

Total Return Fund	Interest rate contracts	—	$2,396,091	$11,503,906	($15,528,677)	—	($1,628,680)
	Credit contracts	—	78,578	—	7,824,203	—	7,902,781
	Foreign currency contracts	—	6,970	—	—	($20,367,130)	(20,360,160)
	Total	—	$2,481,639	$11,503,906	($7,704,474)	($20,367,130)	($14,086,059)

U.S. Equity Fund	Equity contracts	—	—	$401,709	—	—	$401,709
	Total	—	—	$401,709	—	—	$401,709

Value Fund	Equity contracts	—	—	$339,662	—	—	$339,662
	Total	—	—	$339,662	—	—	$339,662

Value & Restructuring Fund	Equity contracts	—	($122,507)	—	—	—	($122,507)
	Total	—	($122,507)	—	—	—	($122,507)

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2011:

	Statement of Operations Location—Change in Unrealized Appreciation (Depreciation) of:

						Translation of Assets
		Investments	Written	Futures	Swap	and Liabilities in
Fund	Risk	(Purchased Options)	Options	Contracts	Contracts	Foreign Currencies*	Total

Active Bond Fund	Interest rate contracts	—	—	$24,800	—	—	$24,800
	Foreign currency contracts	—	—	—		($29,550)	(29,550)
	Total	—	—	$24,800	—	($29,550)	($4,750)

All Cap Core Fund	Equity contracts	—	—	($87,355)	—	—	($87,355)
	Total	—	—	($87,355)	—	—	($87,355)

Alpha Opportunities Fund	Equity contracts	—	($23,222)	—	—	—	($23,222)
	Foreign currency contracts	—	—	—	—	($191,973)	(191,973)
	Total	—	($23,222)	—	—	($191,973)	($215,195)

Emerging Markets Debt Fund	Foreign currency contracts	—	—	—	—	($29,040)	($29,040)
	Total	—	—	—	—	($29,040)	($29,040)

Global Bond Fund	Interest rate contracts	($12,304)	$3,231,024	$309,951	($2,277,957)	—	$1,250,714
	Credit contracts	—	(9,006)	—	(2,739,854)	—	(2,748,860)
	Foreign currency contracts	(1,485)	(144,073)	—	—	($17,615,454)	(17,761,012)
	Total	($13,789)	$3,077,945	$309,951	($5,017,811)	($17,615,454)	($19,259,158)

Heritage Fund	Foreign currency contracts	—	—	—	—	($14,715)	($14,715)
	Equity contracts	—	—	$16,507	—	—	16,507
	Total	—	—	$16,507	—	($14,715)	$1,792

High Income Fund	Foreign currency contracts	—	—	—	—	($68,543)	($68,543)
	Total	—	—	—	—	($68,543)	($68,543)

High Yield Fund	Interest rate contracts	—	—	($166,312)	—	—	($166,312)
	Foreign currency contracts	—	—	—	—	($642,300)	(642,300)
	Total	—	—	($166,312)	—	($642,300)	($808,612)

Index 500 Fund	Equity contracts	—	—	($469,265)	—	—	($469,265)
	Total	—	—	($469,265)	—	—	($469,265)

International Equity Index Fund	Equity contracts	—	—	($377,249)	—	—	($377,249)
	Foreign currency contracts	—	—	—	—	($239,166)	(239,166)
	Total	—	—	($377,249)	—	($239,166)	($616,415)

International Opportunities Fund	Foreign currency contracts	—	—	—	—	($1,960,324)	($1,960,324)
	Total	—	—	—	—	($1,960,324)	($1,960,324)

Investment Quality Bond Fund	Interest rate contracts	—	—	($230,936)	$32,950	—	($197,986)
	Credit contracts	—	—	—	(445,483)	—	(445,483)
	Foreign currency contracts	—	—	—	—	$236,604	236,604
	Total	—	—	($230,936)	($412,533)	$236,604	($406,865)

Mid Cap Growth Index Fund	Equity contracts	—	—	$103,680	—	—	$103,680
	Total	—	—	$103,680	—	—	$103,680

Mid Cap Index Fund	Equity contracts	—	—	($1,275,218)	—	—	($1,275,218)
	Total	—	—	($1,275,218)	—	—	($1,275,218)

Mid Cap Stock Fund	Foreign currency contracts	—	—	—	—	$28,846	$28,846
	Total	—	—	—	—	$28,846	$28,846

449

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of Operations Location—Change in Unrealized Appreciation (Depreciation) of:

						Translation of Assets
		Investments	Written	Futures	Swap	and Liabilities in
Fund	Risk	(Purchased Options)	Options	Contracts	Contracts	Foreign Currencies*	Total

Mid Cap Value Index Fund	Equity contracts	—	—	$41,160	—	—	$41,160
	Total	—	—	$41,160	—	—	$41,160

Mutual Shares Fund	Foreign currency contracts	—	—	—	—	$271,699	$271,699
	Total	—	—	—	—	$271,699	$271,699

Real Return Bond Fund	Interest rate contracts	($21,226)	$2,864,620	$741,999	$1,900,201	—	$5,485,594
	Credit contracts	—	14,668	—	(501,032)	—	(486,364)
	Foreign currency contracts	—	28,780	—	—	($805,860)	(777,080)
	Total	($21,226)	$2,908,068	$741,999	$1,399,169	($805,860)	$4,222,150

Small Cap Index Fund	Equity contracts	—	—	$403,045	—	—	$403,045
	Total	—	—	$403,045	—	—	$403,045

Smaller Company Growth Fund	Equity contracts	—	—	($54,269)	—	—	($54,269)
	Total	—	—	($54,269)	—	—	($54,269)

Spectrum Income Fund	Interest rate contracts	—	—	($38,837)	—	—	($38,837)
	Credit contracts	—	—	—	($96)	—	(96)
	Foreign currency contracts	—	—	—	—	$381,100	381,100
	Total	—	—	($38,837)	($96)	$381,100	$342,167

Total Return Fund	Interest rate contracts	$141,784	$3,451,826	$11,376,860	($10,189,062)	—	$4,781,408
	Credit contracts	—	50,438	—	(6,252,948)	—	(6,202,510)
	Foreign currency contracts	—	—	—	—	($11,055,490)	(11,055,490)
	Total	$141,784	$3,502,264	$11,376,860	($16,442,010)	($11,055,490)	($12,476,592)

U.S. Equity Fund	Equity contracts	—	—	$102,373	—	—	$102,373
	Total	—	—	$102,373	—	—	$102,373

Value & Restructuring Fund	Equity contracts	—	($1,015,731)	—	—	—	($1,015,731)
	Total	—	($1,015,731)	—	—	—	($1,015,731)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of operations.

4. GUARANTEES AND INDEMNIFICATIONS Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The risk of material loss from such claims is considered remote.

5. FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Funds. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Funds. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee The Funds have an investment management contract with the Adviser under which the Funds pay a monthly management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Funds and the net assets of a similar fund of John Hancock Variable Insurance Trust (JHVIT), unless otherwise noted below. JHVIT Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Distributors, LLC.

• Active Bond Fund — 0.60% of the aggregate net assets

• All Cap Core Fund — a) 0.80% of the first $500 million of aggregate net assets and b) 0.75% of the excess over $500 million of aggregate net assets.

• All Cap Value Fund — a) 0.80% of the first $500 million of aggregate net assets and b) 0.75% of the excess over $500 million of aggregate net assets. Prior to September 24, 2010, the advisory fees paid were as follows: a) 0.85% of the first $250 million of aggregate net assets; b) 0.80% of aggregate net assets between $250 million and $500 million; and c) 0.75% of the excess over $500 million of aggregate net assets.

• Alpha Opportunities Fund — a) 1.025% of the first $250 million of aggregate net assets; b) 1.00% of aggregate net assets between $250 million and $500 million; c) 0.975% of aggregate net assets between $500 million and $1 billion; and d) 0.950% of the excess over $1 billion of aggregate net assets.

• Blue Chip Growth Fund and Equity-Income Fund — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. However, when aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets of the Fund.

• Capital Appreciation Fund — a) 0.85% of the first $300 million of aggregate net assets; b) 0.80% of aggregate net assets between $300 million and $500 million; c) 0.70% of the aggregate net assets between $500 million and $1 billion; and d) 0.67% of the excess over $1 billion of aggregate net assets.

• Capital Appreciation Value Fund — If net assets are less than $500 million, then the following fee schedule applies: a) 0.95% of the first $250 million of aggregate net assets and b) 0.85% of the excess over $250 million of aggregate net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.85% of the first $1 billion of aggregate net assets and b) 0.80% of the excess over $1 billion of aggregate net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.85% of the first $500 million of aggregate net assets and b) 0.80% of the excess over $500 million of aggregate net assets. If net assets equal or exceed $3 billion, then the advisory fee to be paid is 0.80% of aggregate net assets.

• Core Bond Fund — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

• Core Fundamental Holdings Portfolio, Core Global Diversification Portfolio and Core Diversified Growth and Income Portfolio — Aggregate net assets include the net assets of the Portfolios and the net assets of similar funds of JHVIT for all the funds listed. The monthly management fee paid on these assets is a) 0.05% on the first $500 million of aggregate net assets and b) 0.04% on the excess over $500 million of aggregate net assets.

450

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

• Emerging Markets Debt Fund — a) 0.725% of the first $250 million of average net assets; b) 0.700% of average nets assets between $250 million and $750 million; and c) 0.675% of the excess over $750 million of average net assets.

• Fundamental Value Fund — a) 0.85% of the first $50 million of aggregate net assets; b) 0.80% of aggregate net assets between $50 million and $500 million; and c) 0.75% of the excess over $500 million of aggregate net assets.

• Global Agribusiness Fund and Global Infrastructure Fund — a) 0.85% of the first $250 million of average net assets and b) 0.80% of the excess over $250 million of average net assets.

• Global Bond Fund and Real Estate Securities Fund — 0.70% of aggregate net assets.

• Global Real Estate Fund — a) 0.90% of the first $500 million of average net assets; b) 0.875% of average net assets between $500 million and $750 million; and c) 0.850% of the excess over $750 million of average net assets. Prior to September 24, 2010, the advisory fees paid were as follows: a) 0.95% of the first $500 million of average net assets; b) 0.925% of average net assets between $500 million and $750 million; and c) 0.90% of the excess over $750 million of average net assets.

• Heritage Fund — a) 0.85% of the first $400 million of aggregate net assets; b) 0.825% of aggregate net assets between $400 million and $1 billion; and c) 0.80% of the excess over $1 billion of aggregate net assets.

• High Income Fund — a) 0.725% of the first $150 million of aggregate net assets; b) 0.675% of aggregate net assets between $150 million and $500 million; c) 0.65% of the aggregate net assets between $500 million and $2.5 billion; and d) 0.60% of the excess over $2.5 billion of aggregate net assets.

• High Yield Fund — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

• Index 500 Fund — a) 0.47% of the first $500 million of aggregate net assets and b) 0.46% of the excess over $500 million of aggregate net assets.

• International Equity Index Fund — a) 0.55% of the first $100 million of aggregate net assets and b) 0.53% of the excess over $100 million of aggregate net assets.

• International Growth Stock Fund — a) 0.85% of the first $250 million of aggregate net assets; b) 0.80% of aggregate net assets between $250 million and $750 million; and c) 0.75% of the excess over $750 million of aggregate net assets.

• International Opportunities Fund — a) 0.90% of the first $750 million of aggregate net assets; b) 0.85% of aggregate net assets between $750 million and $1.5 billion; and c) 0.80% of the excess over $1.5 billion of aggregate net assets.

• International Small Cap Fund — a) 1.05% of the first $200 million of average net assets; b) 0.95% of average net assets between $200 million and $500 million; and c) 0.85% of the excess over $500 million of average net assets.

• International Small Company Fund — 0.95% of aggregate net assets.

• International Value Fund — Aggregate net assets are the aggregate net assets of the Fund, Mutual Shares Fund and International Small Cap Fund and the following funds of JHVIT: International Value Trust, Global Trust, Income Trust and Mutual Shares Trust. The advisory fee paid is as follows: a) 0.95% of the first $150 million of aggregate net assets; b) 0.85% of aggregate net assets between $150 million and $300 million; and c) 0.80% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the advisory fee rate is 0.80% of aggregate net assets of the Fund.

• Investment Quality Bond Fund — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

• Large Cap Fund — a) 0.78% of the first $250 million of aggregate net assets; b) 0.73% of aggregate net assets between $250 million and $500 million; c) 0.68% of aggregate net assets between $500 million and $750 million; and d) 0.65% of the excess over $750 million of aggregate net assets.

• Mid Cap Growth Index Fund and Mid Cap Value Index Fund — a) 0.53% of the first $50 million of aggregate net assets; b) 0.51% of aggregate net assets between $50 million and $100 million; and c) 0.49% of the excess over $100 million of aggregate net assets.

• Mid Cap Index Fund and Small Cap Index Fund — a) 0.49% of the first $250 million of aggregate net assets; b) 0.48% of aggregate net assets between $250 million and $500 million; and c) 0.46% of the excess over $500 million of aggregate net assets.

• Mid Cap Stock Fund — a) 0.875% of the first $200 million of aggregate net assets; b) 0.85% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

• Mid Cap Value Equity Fund — a) 0.875% of the first $250 million of aggregate net assets; b) 0.85% of aggregate net assets between $250 million and $500 million; c) 0.825% of aggregate net assets between $500 million and $1 billion; and d) 0.80% of the excess over $1 billion of aggregate net assets.

• Mid Value Fund — a) 1.05% of the first $50 million of aggregate net assets and b) 1.00% of the excess over $50 million of aggregate net assets.

• Mutual Shares Fund — a) 0.96% of the first $1 billion of aggregate net assets and b) 0.94% of the excess over $1 billion of aggregate net assets. Prior to March 25, 2011, the advisory fees paid were as follows: 0.96% of the aggregate net assets.

• Optimized Value Fund — a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of aggregate net assets between $500 million and $1 billion; and c) 0.60% of the excess over $1 billion of aggregate net assets. Effective August 22, 2011, aggregate net assets are the aggregate net assets of the Fund, Fundamental Large Cap Value Fund (a series of the Trust) and Fundamental Large Cap Value Trust (a series of JHVIT).

• Real Estate Equity Fund — a) 0.875% of the first $250 million of average net assets; b) 0.85% of average net assets between $250 million and $500 million; and c) 0.825% of the excess over $500 million of average net assets.

• Real Return Bond Fund — a) 0.70% of the first $1 billion of aggregate net assets and b) 0.65% of the excess over $1 billion of aggregate net assets.

• Short-Term Government Income Fund — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

• Small Cap Growth Fund — a) 1.10% of the first $100 million of aggregate net assets and b) 1.05% of the excess over $100 million of aggregate net assets.

451

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

• Small Cap Opportunities Fund — a) 1.00% of the first $500 million of aggregate net assets; b) 0.95% of aggregate net assets between $500 million and $1 billion; c) 0.90% of aggregate net assets between $1 billion and $2 billion; and d) 0.85% of the excess over $2 billion of aggregate net assets.

• Small Cap Value Fund — a) 1.10% of the first $100 million of aggregate net assets; b) 1.05% of aggregate net assets between $100 million and $600 million; and c) 1.00% of the excess over $600 million of aggregate net assets.

• Small Company Growth Fund — a) 1.05% of the first $250 million of aggregate net assets and b) 1.00% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets of Small Company Growth Fund, JHVIT Small Company Growth Trust, Small Cap Opportunities Fund, JHVIT Small Cap Opportunities Trust, Value Fund, International Growth Stock Fund, JHVIT International Growth Stock Trust and JHVIT Value Trust exceed $1 billion, then the advisory rate for Small Company Growth Fund will be 1.00% of aggregate net assets.

• Small Company Value Fund — a) 1.05% of the first $500 million of aggregate net assets and b) 1.00% of the excess over $500 million of aggregate net assets.

• Smaller Company Growth Fund — a) 1.10% of the first $125 million of aggregate net assets; b) 1.05% of aggregate net assets between $125 million and $375 million; c) 1.00% of aggregate net assets between $375 million and $1 billion and d) 0.95% of the excess over $1 billion of aggregate net assets.

• Spectrum Income Fund — a) 0.80% of the first $250 million of aggregate net assets and b) 0.725% of the excess over $250 million of aggregate net assets.

• Total Bond Market Fund —a) 0.49% of the first $500 million of aggregate net assets; b) 0.47% of the aggregate net assets between $500 million and $1.5 billion and c) 0.46% of the excess over $1.5 billion of aggregate net assets. Aggregate net assets are the aggregate net assets of the Fund, JHVIT Total Bond Market Trust A and JHVIT Total Bond Market Trust B. Prior to July 1, 2011, the advisory fees paid were as follows: a) 0.49% of the first $500 million of average net assets and b) 0.47% of the excess over $500 million of average net assets.

• Total Return Fund — If Relationship Net Assets are equal to or exceed $3 billion, then the following fee schedule applies: a) 0.70% of the first $1 billion of aggregate net assets and b) 0.675% of the excess over $1 billion of aggregate net assets. If Relationship Net Assets are less than $3 billion, then the advisory fee to be paid is 0.70% of aggregate net assets. Relationship Net Assets are aggregate net assets of all Portfolios of the Trust and JHVIT that are subadvised by Pacific Investment Management Company, LLC.

• U.S. Equity Fund — a) 0.78% of the first $500 million of aggregate net assets; b) 0.76% of aggregate net assets between $500 million and $1 billion and c) 0.74% of the excess over $1 billion of aggregate net assets. Prior to June 14, 2011, the advisory fees paid were as follows: a) 0.78% of the first $500 million of aggregate net assets; b) 0.76% of aggregate net assets between $500 million and $1 billion; c) 0.75% of aggregate net assets between $1 billion and $2.5 billion and d) 0.74% of the excess over $2.5 billion of aggregate net assets.

• U.S. High Yield Bond Fund — a) 0.75% of the first $200 million of aggregate net assets and b) 0.72% of the excess over $200 million of aggregate net assets.

• Value Fund — a) 0.75% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.65% of the excess over $500 million of aggregate net assets.

• Value & Restructuring Fund — a) 0.825% of the first $500 million of aggregate net assets; b) 0.80% of aggregate net assets between $500 million and $1 billion; and c) 0.775% of the excess over $1 billion of aggregate net assets.

• The Retirement Portfolios and Lifecycle 2050 Portfolio pay the Adviser a management fee for its services to the Portfolios. The management fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any funds of The Trust, JHVIT and John Hancock Funds III (JHF III) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Han-cock International Equity Index Trust B and John Hancock Total Bond Market Trust B. The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and is equivalent to the sum of: (a) 0.06% of the first $7.5 billion of aggregate net assets and (b) 0.05% of the excess over $7.5 billion of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and is equivalent to the sum of: (a) 0.51% of the first $7.5 billion of aggregate net assets and (b) 0.50% of the excess over $7.5 billion of aggregate net assets and is applied to the Other Assets of the Portfolios.

Fund	Subadviser

Active Bond Fund	Declaration Management & Research, LLC and John Hancock Asset Management [1,3]

All Cap Core Fund	QS Investors, LLC

All Cap Value Fund	Lord, Abbett & Company, LLC

Alpha Opportunities Fund	Wellington Management Company, LLP
Investment Quality Bond Fund
Mid Cap Stock Fund
Small Cap Growth Fund
Small Cap Value Fund

Core Diversified Growth & Income Portfolio	John Hancock Asset Management [1,2]
Core Fundamental Holdings Portfolio
Core Global Diversification Portfolio
Global Agribusiness Fund
Global Infrastructure Fund
Index 500 Fund
Lifecycle 2050 Portfolio
Mid Cap Index Fund
Optimized Value Fund
Retirement Portfolios
Small Cap Index Fund

452

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Fund	Subadviser

Emerging Markets Debt Fund	John Hancock Asset Management [1,3]
High Income Fund
Short Term Government Income Fund

Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Value Fund
Equity-Income Fund
Mid Value Fund
Real Estate Equity Fund
Small Company Value Fund
Spectrum Income Fund

Capital Appreciation Fund	Jennison Associates, LLC

Core Bond Fund	Wells Capital Management, Inc.
U.S. High Yield Bond Fund

International Small Company Fund	Dimensional Fund Advisors, LP

Fundamental Value Fund	Davis Selected Advisers, L.P.

Global Bond Fund	Pacific Investment Management Company LLC
Real Return Bond Fund
Total Return Fund

Global Real Estate Fund	Deutsche Investment Management Americas, Inc.
Real Estate Securities Fund

Heritage Fund	American Century Investment Management, Inc.

High Yield Fund	Western Asset Management Company

International Equity Index Fund	SSgA Funds Management, Inc.
Mid Cap Growth Index Fund
Mid Cap Value Index Fund

International Opportunities Fund	Marsico Capital Management, LLC

International Small Cap Fund	Franklin Templeton Investment Corp.
Mutual Shares Fund

International Value Fund	Templeton Investment Counsel, LLC

Large Cap Fund	UBS Global Asset Management

Mid Cap Value Equity Fund	Columbia Management Advisers, LLC
Value & Restructuring Fund

Small Cap Opportunities Fund	Invesco Advisers, Inc. and Dimensional Fund Advisors LP

International Growth Stock Fund	Invesco Advisers, Inc.
Small Company Growth Fund
Value Fund

Smaller Company Growth Fund	John Hancock Asset Management [1,2], Frontier Capital Management Company, LLC and Perimeter Capital Management, LLC

Total Bond Market Fund	Declaration Management & Research, LLC[1]

U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Company, LLC

1 An affiliate of the Adviser.
2 Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.
3 Manulife Asset Management (U.S.), LLC is doing business as John Hancock Asset Management.

453

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Funds are not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended August 31, 2011, were equivalent to an annual effective rate of the Funds’ average daily net assets as follows:

Fund	Annual Effective Rate	Fund	Annual Effective Rate

Active Bond Fund	0.60%	Mid Cap Stock Fund	0.83%
All Cap Core Fund	0.77%	Mid Cap Value Equity Fund	0.87%
All Cap Value Fund	0.78%	Mid Cap Value Index Fund	0.52%
Alpha Opportunities Fund	0.97%	Mid Value Fund	1.00%
Blue Chip Growth Fund	0.78%	Mutual Shares Fund	0.96%
Capital Appreciation Fund	0.70%	Optimized Value Fund	0.69%
Capital Appreciation Value Fund	0.85%	Real Estate Equity Fund	0.87%
Core Bond Fund	0.59%	Real Estate Securities Fund	0.70%
Core Diversified Growth & Income Portfolio	0.04%	Real Return Bond Fund	0.70%
Core Fundamental Holdings Portfolio	0.04%	Retirement 2010 Portfolio	0.06%
Core Global Diversification Portfolio	0.04%	Retirement 2015 Portfolio	0.06%
Emerging Markets Debt Fund	0.73%	Retirement 2020 Portfolio	0.06%
Equity-Income Fund	0.78%	Retirement 2025 Portfolio	0.06%
Fundamental Value Fund	0.76%	Retirement 2030 Portfolio	0.06%
Global Agribusiness Fund	0.85%	Retirement 2035 Portfolio	0.06%
Global Bond Fund	0.70%	Retirement 2040 Portfolio	0.06%
Global Infrastructure Fund	0.85%	Retirement 2045 Portfolio	0.06%
Global Real Estate Fund	0.90%	Retirement 2050 Portfolio	0.06%
Heritage Fund	0.85%	Short Term Government Income Fund	0.56%
High Income Fund	0.69%	Small Cap Growth Fund	1.06%
High Yield Fund	0.67%	Small Cap Index Fund	0.47%
Index 500 Fund	0.46%	Small Cap Opportunities Fund	1.00%
International Equity Index Fund	0.53%	Small Cap Value Fund	1.05%
International Growth Stock Fund	0.83%	Small Company Growth Fund	1.00%
International Opportunities Fund	0.88%	Small Company Value Fund	1.03%
International Small Cap Fund	1.01%	Smaller Company Growth Fund	1.06%
International Small Company Fund	0.95%	Spectrum Income Fund	0.73%
International Value Fund	0.80%	Total Bond Market Fund	0.49%
Investment Quality Bond Fund	0.58%	Total Return Fund	0.68%
Large Cap Fund	0.75%	U.S. Equity Fund	0.76%
Lifecycle 2050 Portfolio	0.06%	U.S. High Yield Bond Fund	0.73%
Mid Cap Growth Index Fund	0.52%	Value Fund	0.74%
Mid Cap Index Fund	0.47%	Value & Restructuring Fund	0.81%

Expense Reimbursements The Adviser voluntarily agrees to waive a portion of its management fee if certain expenses of the respective Funds exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Funds’ business, advisory fees, class specific expenses, and fees under any agreements orplansof the Funds dealing with services for shareholders and others with beneficial interests in shares of the Funds. This expense reduction will continue in effect until terminated by the Adviser.

Fund	Voluntary Cap Expense	Fund	Voluntary Cap Expense

Active Bond Fund	0.150%	Mid Cap Growth Index Fund	0.075%
All Cap Core Fund	0.200%	Mid Cap Index Fund	0.075%
All Cap Value Fund	0.200%	Mid Cap Stock Fund	0.200%
Alpha Opportunities Fund	0.200%	Mid Cap Value Equity Fund	0.200%
Blue Chip Growth Fund	0.200%	Mid Cap Value Index Fund	0.075%
Capital Appreciation Fund	0.200%	Mid Value Fund	0.200%
Capital Appreciation Value Fund	0.200%	Mutual Shares Fund	0.200%
Core Bond Fund	0.150%	Optimized Value Fund	0.200%
Emerging Markets Debt Fund	0.150%	Real Estate Equity Fund	0.200%
Equity-Income Fund	0.200%	Real Estate Securities Fund	0.200%
Fundamental Value Fund	0.200%	Real Return Bond Fund	0.150%
Global Bond Fund	0.150%	Small Cap Growth Fund	0.200%
Global Real Estate Fund	0.250%	Small Cap Index Fund	0.075%
Heritage Fund	0.200%	Small Cap Opportunities Fund	0.200%
High Income Fund	0.150%	Small Cap Value Fund	0.200%
High Yield Fund	0.150%	Small Company Growth Fund	0.200%
Index 500 Fund	0.075%	Small Company Value Fund	0.200%
International Equity Index Fund	0.075%	Smaller Company Growth Fund	0.200%
International Growth Stock Fund	0.250%	Spectrum Income Fund	0.150%
International Opportunities Fund	0.250%	Total Bond Market Fund	0.075%
International Small Cap Fund	0.250%	Total Return Fund	0.150%

454

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Fund	Voluntary Cap Expense	Fund	Voluntary Cap Expense

International Small Company Fund	0.250%	U.S. Equity Fund	0.200%
International Value Fund	0.250%	U.S. High Yield Bond Fund	0.150%
Investment Quality Bond Fund	0.150%	Value Fund	0.200%
Large Cap Fund	0.200%	Value & Restructuring Fund	0.200%

Effective May 31, 2011, the Adviser contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. All Funds covered in this report are Participating Portfolios with the exception of Core Diversified Growth & Income Portfolio, Core Fundamental Holdings Portfolio, Core Global Diversification Portfolio, Lifecycle 2050 Portfolio and the Retirement Portfolios. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds. Prior to May 31, 2011, the waiver was, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $85 billion.

The Adviser contractually agreed to waive its advisory fee on International Value Fund, Small Cap Opportunities Fund and Smaller Company Growth Fund so that the amount retained by the Adviser after payment of the subadvisory fees for each Fund does not exceed 0.45% of the Fund’s average net assets. The expense reimbursement shall continue in effect until December 31, 2011, and may terminate anytime thereafter.

The Adviser contractually agreed to limit Fund expenses for Global Agribusiness Fund and Global Infrastructure Fund (excluding taxes, portfolio brokerage commissions, interest, acquired fees, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Funds and short dividends) so that the total Fund operating expenses do not exceed 1.45% and 1.00% of average net assets for Class A and Class I, respectively. This expense reimbursement shall continue in effect until December 31, 2011, and may terminate anytime thereafter.

In addition, for Global Agribusiness Fund and Global Infrastructure Fund, the Adviser has voluntarily agreed to reduce its advisory fee or make a payment to reimburse each Fund, in an amount equal to the amount by which all Fund level expenses of the Fund exceed 0.97% of average net assets. This voluntary expense reimbursement may terminate at anytime.

The Adviser contractually agreed to limit Fund expenses for Emerging Markets Debt Fund (excluding taxes, portfolio brokerage commissions, interest, underlying fund expenses, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) so that the total Fund operating expenses do not exceed 1.35% for Emerging Markets Debt Fund Class A and 0.88% for Emerging Markets Debt Fund Class I of the average net assets of those classes. This expense reimbursement shall continue in effect until December 31, 2011, and may terminate anytime thereafter.

Prior to January 1, 2011, the Advisor had contractually agreed to limit Fund expenses for Small Cap Value Fund so that the total Fund operating expenses did not exceed 1.14% of average net assets for Small Cap Value Fund Class NAV. This expense cap expired December 31, 2010.

The Adviser has contractually agreed to reimburse Core Diversified Growth & Income Portfolio, Core Fundamental Holdings Portfolio and Core Global Diversification Portfolio for “other” fund expenses exceeding 0.06% of the Funds’ average net assets. This expense reimbursement shall continue in effect until December 31, 2011, and may terminate anytime thereafter.

In addition, the Core Diversified Growth & Income Portfolio, Core Fundamental Holdings Portfolio and Core Global Diversification Portfolio receive a fee equal to 0.05% of the average net asset value of their investment in the underlying American Funds for providing various account maintenance services.

The Adviser contractually agreed to reimburse Short Term Government Income Fund for “other” fund expenses exceeding 0.08% of the Fund’s average net assets. This expense reimbursement shall continue in effect until December 31, 2011, and may terminate anytime thereafter.

The Adviser voluntarily agreed to waive a portion of its advisory fees for the Funds sub-advised by T. Rowe Price Associates, Inc. which include Blue Chip Growth Fund, Capital Appreciation Value Fund, Equity-Income Fund, Mid Value Fund, Real Estate Equity Fund, Small Company Value Fund and Spectrum Income Fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T. Rowe Price Associates, Inc. This voluntary expense reimbursement may terminate at anytime.

The Adviser has contractually agreed to waive other fund level expenses for the Retirement Portfolios and Lifecycle 2050 Portfolio excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, printing fees, taxes, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business. The waivers are such that these expenses will not exceed 0.05% of average net assets. This expense limitation shall continue in effect until December 31, 2011 and thereafter until terminated by the Adviser.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the Lifecycle 2050 Portfolio so that the aggregate advisory fee retained by the Adviser with respect to the Portfolio and the underlying investments in the Portfolio does not exceed 0.51% of the first $7.5 billion of aggregate daily net assts and 0.50% of the aggregate daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at anytime.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the Retirement Portfolios so that the aggregate advisory fee retained by the Adviser with respect to each Portfolio and the underlying investments in a Portfolio does not exceed 0.51% of the Portfolio’s first $7.5 billion of aggregate daily net assets and 0.50% of the Portfolio’s aggregate daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at anytime.

Effective July 1, 2011, the Adviser voluntarily agreed to waive a portion of its advisory fees for the Funds sub-advised by Franklin Templeton Investment Corp. and Templeton Investment Counsel, LLC, which include International Small Cap Fund and International Value Fund. This voluntary waiver is the amount that the subadvi-sory fee is reduced by the subadvisors. This voluntary expense reimbursement may terminate at anytime.

455

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

For the year ended August 31, 2011, the waivers under these agreements amounted to:

Fund	Expense Reduction	Fund	Expense Reduction

Active Bond Fund	$31,103	Mid Cap Stock Fund	$26,458
All Cap Core Fund	16,741	Mid Cap Value Equity Fund	4,752
All Cap Value Fund	15,190	Mid Cap Value Index Fund	16,371
Alpha Opportunities Fund	38,007	Mid Value Fund	250,398
Blue Chip Growth Fund	751,265	Mutual Shares Fund	9,209
Capital Appreciation Fund	49,623	Optimized Value Fund	10,301
Capital Appreciation Value Fund	92,083	Real Estate Equity Fund	135,151
Core Bond Fund	15,838	Real Estate Securities Fund	11,519
Core Diversified Growth & Income Portfolio	39,081	Real Return Bond Fund	21,843
Core Fundamental Holdings Portfolio	40,954	Retirement 2010 Portfolio	51,502
Core Global Diversification Portfolio	38,386	Retirement 2015 Portfolio	51,751
Emerging Markets Debt Fund	77,651	Retirement 2020 Portfolio	50,449
Equity-Income Fund	458,877	Retirement 2025 Portfolio	49,926
Fundamental Value Fund	42,345	Retirement 2030 Portfolio	51,245
Global Agribusiness Fund	66,992	Retirement 2035 Portfolio	51,876
Global Bond Fund	23,560	Retirement 2040 Portfolio	52,960
Global Infrastructure Fund	65,659	Retirement 2045 Portfolio	52,807
Global Real Estate Fund	13,586	Retirement 2050 Portfolio	42,419
Heritage Fund	6,104	Short Term Government Income Fund	8,887
High Income Fund	12,463	Small Cap Growth Fund	4,834
High Yield Fund	24,911	Small Cap Index Fund	4,758
Index 500 Fund	59,901	Small Cap Opportunities Fund	169,639
International Equity Index Fund	12,516	Small Cap Value Fund	4,253
International Growth Stock Fund	4,962	Small Company Growth Fund	3,713
International Opportunities Fund	19,481	Small Company Value Fund	229,904
International Small Cap Fund	22,861	Smaller Company Growth Fund	173,867
International Small Company Fund	5,376	Spectrum Income Fund	275,292
International Value Fund	156,286	Total Bond Market Fund	10,488
Investment Quality Bond Fund	11,584	Total Return Fund	61,715
Large Cap Fund	8,295	U.S. Equity Fund	28,257
Lifecycle 2050 Portfolio	39,939	U.S. High Yield Bond Fund	16,421
Mid Cap Growth Index Fund	16,745	Value Fund	4,865
Mid Cap Index Fund	9,291	Value & Restructuring Fund	15,330

Expense recapture The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended August 31, 2011, and the amounts of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

	Amounts eligible	Amounts eligible	Amounts eligible	Amount recovered
	for recovery through	for recovery through	for recovery through	during the year
Fund Name	August 1, 2012	August 1, 2013	August 1, 2014	ended August 31, 2011

Core Diversified Growth & Income Portfolio	$31,371	$28,024	$30,776	—
Core Fundamental Holdings Portfolio	31,982	32,089	37,119	—
Core Global Diversification Portfolio	32,906	31,047	29,491	—
Emerging Markets Debt Fund	—	59,439	77,230	$67
Global Agribusiness Fund	46,045	67,527	66,914	126
Global Infrastructure Fund	52,018	67,965	65,590	108
Lifecycle 2050 Portfolio	—	—	39,939	—
Mid Cap Growth Index Fund	—	29,581	14,658	6,710
Mid Cap Value Index Fund	—	29,744	14,373	4,944
Retirement 2010 Portfolio	—	28,378	51,502	—
Retirement 2015 Portfolio	—	28,377	51,751	—
Retirement 2020 Portfolio	—	28,376	50,449	—
Retirement 2025 Portfolio	—	28,376	49,926	—
Retirement 2030 Portfolio	—	28,375	51,245	—
Retirement 2035 Portfolio	—	28,375	51,876	—
Retirement 2040 Portfolio	—	28,375	52,960	—
Retirement 2045 Portfolio	—	28,375	52,807	—
Retirement 2050 Portfolio	—	—	42,419	—
Short Term Government Income Fund	41,300	41,396	5,375	4,211
Small Cap Index Fund	—	—	2,345	—
Small Cap Value Fund	—	—	—	3,945
	$235,622	$613,819	$838,745	$20,111

456

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Accounting and legal services Pursuant to a service agreement, the Funds reimburse the Adviser for all expenses associated with providing the administrative, finan-cial, legal, accounting and recordkeeping services of the Funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2011, amounted to an annual rate of 0.01% of the Funds’ average daily net assets.

Distribution and service plans The Funds have a distribution agreement with the Distributor. The Funds have adopted distribution and service plans with respect to Class A and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Funds. The Funds may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Class	12b-1 Fee

Class A	0.30%
Class 1	0.05%

Sales charges Class A shares of Emerging Markets Debt Fund, Global Agribusiness Fund and Global Infrastructure Fund are assessed up-front sales charges, which result in payments to the Distributor. For the year ended August 31, 2011, no sales charges were assessed.

Transfer agent fees Emerging Markets Debt Fund, Global Agribusiness Fund and Global Infrastructure Fund have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses Class level expenses for the year ended August 31, 2011, were:

				State
		Distribution and	Transfer	registration
Fund	Class	service fees	agent fees	fees

Emerging Markets Debt Fund
	A	$38,386	$22,004	$344
	I	—	1,877	343

	Total	$38,386	$23,881	$687
Global Agribusiness Fund
	A	$4,384	$2,521	$243
	I	—	861	243

	Total	$4,384	$3,382	$486
Global Infrastructure Fund
	A	$3,831	$2,199	$243
	I	—	755	243
	Total	$3,831	$2,954	$486

Trustee expenses The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

6. FUND SHARE TRANSACTIONS Transactions in Fund shares for the years ended August 31, 2011, and August 31, 2010, were as follows:

Active Bond Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	904,605	$9,268,874	1,120,472	$10,992,910
Distributions reinvested	206,090	2,088,623	204,554	1,973,081
Repurchased	(1,006,201)	(10,271,386)	(658,873)	(6,427,610)
Net increase	104,494	$1,086,111	666,153	$6,538,381

Class NAV shares
Sold	40,466,422	$412,582,370	19,572,824	$192,986,233
Distributions reinvested	5,384,405	54,544,006	3,467,282	33,421,644
Repurchased	(6,824,749)	(70,053,402)	(3,828,214)	(37,421,287)
Net increase	39,026,078	$397,072,974	19,211,892	$188,986,590

Net increase	39,130,572	$398,159,085	19,878,045	$195,524,971

All Cap Core Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	330,953	$2,935,135	5,989,779	$44,989,632
Distributions reinvested	639,810	5,534,351	759,368	5,839,540
Repurchased	(2,307,277)	(20,533,289)	(303,937)	(2,317,449)

Net increase (decrease)	(1,336,514)	($12,063,803)	6,445,210	$48,511,723

457

FUND SHARE TRANSACTIONS, CONTINUED

All Cap Value Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	1,419,941	$16,865,782	766,557	$7,886,839
Distributions reinvested	432,262	4,966,693	25,848	261,582
Repurchased	(1,069,766)	(12,307,804)	(1,335,725)	(13,525,526)
Net increase (decrease)	782,437	$9,524,671	(543,320)	($5,377,105)

Class NAV shares
Sold	19,152,860	$226,053,742	6,334,705	$63,845,521
Distributions reinvested	1,874,810	21,429,083	98,440	991,293
Repurchased	(1,094,353)	(12,320,756)	(253,055)	(2,561,109)
Net increase	19,933,317	$235,162,069	6,180,090	$62,275,705

Net increase	20,715,754	$244,686,740	5,636,770	$56,898,600

Alpha Opportunities Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	23,135,427	$276,526,563	40,681,168	$435,987,888
Distributions reinvested	11,851,122	137,828,549	6,357,403	69,995,012
Repurchased	(1,989,298)	(23,719,456)	(1,283,093)	(14,672,075)

Net increase	32,997,251	$390,635,656	45,755,478	$491,310,825

Blue Chip Growth Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	1,471,967	$30,365,043	17,853,592	$302,868,266
Distributions reinvested	3,666	75,198	24,858	432,630
Repurchased	(2,568,212)	(52,756,196)	(2,874,015)	(49,260,408)
Net increase (decrease)	(1,092,579)	($22,315,955)	15,004,435	$254,040,488

Class NAV shares
Sold	7,679,535	$160,910,228	10,631,908	$178,441,816
Distributions reinvested	50,722	1,039,288	111,988	1,942,437
Repurchased	(6,048,214)	(120,767,571)	(2,112,185)	(36,777,455)
Net increase	1,682,043	$41,181,945	8,631,711	$143,606,798

Net increase	589,464	$18,865,990	23,636,146	$397,647,286

Capital Appreciation Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	1,512,995	$17,079,728	31,721,669	$331,170,669
Distributions reinvested	30,863	348,747	29,216	288,944
Repurchased	(4,393,181)	(49,167,101)	(2,510,518)	(24,298,783)
Net increase (decrease)	(2,849,323)	($31,738,626)	29,240,367	$307,160,830

Class NAV shares
Sold	16,554,282	$193,250,956	14,501,926	$140,533,351
Distributions reinvested	170,541	1,928,816	317,122	3,136,340
Repurchased	(11,389,363)	(127,449,781)	(7,294,827)	(71,435,254)
Net increase	5,335,460	$67,729,991	7,524,221	$72,234,437

Net increase	2,486,137	$35,991,365	36,764,588	$379,395,267

Capital Appreciation Value Fund	Period ended 8/31/11[1]
	Shares	Amount

Class NAV shares
Sold	45,046,778	$455,312,471
Repurchased	(646,372)	(6,321,226)

Net increase	44,400,406	$448,991,245

1 Period from 1-6-11 (inception date) to 8-31-11.

Core Bond Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	416,169	$5,512,680	568,528	$7,556,401
Distributions reinvested	80,012	1,030,057	40,221	527,482
Repurchased	(409,410)	(5,392,836)	(358,087)	(4,717,286)
Net increase	86,771	$1,149,901	250,662	$3,366,597

Class NAV shares
Sold	6,031,723	$80,700,388	9,744,066	$129,314,066
Distributions reinvested	3,660,459	47,054,777	1,580,704	20,719,443
Repurchased	(8,806,389)	(114,353,169)	(1,728,307)	(23,241,634)
Net increase	885,793	$13,401,996	9,596,463	$126,791,875

Net increase	972,564	$14,551,897	9,847,125	$130,158,472

458

FUND SHARE TRANSACTIONS, CONTINUED

Core Diversified Growth & Income Portfolio	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	672,820	$6,498,796	1,448,369	$12,999,035
Distributions reinvested	139,817	1,319,875	44,653	403,216
Repurchased	(363,621)	(3,513,030)	(272,037)	(2,419,754)

Net increase	449,016	$4,305,641	1,220,985	$10,982,497

Core Fundamental Holdings Portfolio	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	351,745	$3,404,376	616,096	$5,647,762
Distributions reinvested	81,820	769,108	30,626	280,537
Repurchased	(454,460)	(4,415,216)	(227,789)	(2,080,132)

Net increase (decrease)	(20,895)	($241,732)	418,933	$3,848,167

Core Global Diversification Portfolio	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	793,450	$7,619,767	2,072,255	$18,692,064
Distributions reinvested	147,286	1,380,073	38,057	343,658
Repurchased	(426,553)	(4,072,002)	(282,641)	(2,515,899)

Net increase	514,183	$4,927,838	1,827,671	$16,519,823

Emerging Markets Debt Fund	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class A shares
Sold	1,826	$19,623	1,200,000	$12,000,000
Distributions reinvested	33	353	—	—
Net increase	1,859	$19,976	1,200,000	$12,000,000

Class I shares
Sold	—	—	300,000	$3,000,000
Net increase	—	—	300,000	$3,000,000

Net increase	1,859	$19,976	1,500,000	$15,000,000

1 Period from 1-4-10 (inception date) to 8-31-10.

Equity-Income Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	8,212,694	$121,202,046	1,136,097	$14,550,393
Distributions reinvested	173,999	2,465,568	218,164	2,722,683
Repurchased	(1,333,952)	(18,798,802)	(1,434,780)	(17,907,268)
Net increase (decrease)	7,052,741	$104,868,812	(80,519)	($634,192)

Class NAV shares
Sold	13,782,227	$199,457,392	28,181,582	$349,012,943
Distributions reinvested	1,197,536	16,945,130	1,114,103	13,892,855
Repurchased	(2,778,120)	(39,262,640)	(1,322,542)	(17,371,911)
Net increase	12,201,643	$177,139,882	27,973,143	$345,533,887

Net increase	19,254,384	$282,008,694	27,892,624	$344,899,695

Fundamental Value Fund	Year ended 8/31/11		Year ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	—	—	230,017	$3,118,764
Distributions reinvested	—	—	60,158	800,100
Repurchased	—	—	(8,477,940)	(122,517,412)
Net increase (decrease)	—	—	(8,187,765)	($118,598,548)

Class NAV shares
Sold	5,558,896	$83,294,056	9,887,742	$130,483,262
Distributions reinvested	1,148,820	17,266,770	873,474	11,591,001
Repurchased	(6,186,689)	(93,104,830)	(9,980,281)	(131,814,155)
Net increase	521,027	$7,455,996	780,935	$10,260,108

Net increase (decrease)	521,027	$7,455,996	(7,406,830)	($108,338,440)

1 Class 1 shares were terminated on 5-7-10.

Global Agribusiness Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class A shares
Distributions reinvested	3,432	$47,836	1,393	$16,597
Net increase	3,432	$47,836	1,393	$16,597

Class I shares
Distributions reinvested	3,683	$51,520	1,614	$19,246
Net increase	3,683	$51,520	1,614	$19,246

Net increase	7,115	$99,356	3,007	$35,843

459

FUND SHARE TRANSACTIONS, CONTINUED

Global Bond Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	1,660,912	$21,343,734	1,390,237	$17,234,567
Distributions reinvested	349,844	4,180,633	462,751	5,497,480
Repurchased	(1,435,944)	(18,152,476)	(693,458)	(8,369,535)
Net increase	574,812	$7,371,891	1,159,530	$14,362,512

Class NAV shares
Sold	10,574,238	$133,820,105	12,383,690	$150,328,655
Distributions reinvested	3,792,215	45,203,206	4,597,869	54,530,728
Repurchased	(14,648,383)	(188,460,158)	(7,121,619)	(87,470,839)
Net increase (decrease)	(281,930)	($9,436,847)	9,859,940	$117,388,544

Net increase	292,882	($2,064,956)	11,019,470	$131,751,056

Global Infrastructure Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class A shares
Distributions reinvested	6,905	$78,569	1,121	$12,312
Net increase	6,905	$78,569	1,121	$12,312

Class I shares
Distributions reinvested	7,200	$82,151	1,337	$14,707
Net increase	7,200	$82,151	1,337	$14,707

Net increase	14,105	$160,720	2,458	$27,019

Global Real Estate Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	6,784,204	$51,005,994	24,738,839	$163,536,934
Distributions reinvested	2,459,106	18,000,655	1,855,292	12,096,502
Repurchased	(8,528,383)	(65,593,346)	(3,479,782)	(23,087,390)

Net increase	714,927	$3,413,303	23,114,349	$152,546,046

Heritage Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	2,004,192	$18,631,543	3,419,285	$24,322,436
Distributions reinvested	759,965	7,044,879	—	—
Repurchased	(13,449,248)	(124,561,866)	(7,068,836)	(52,686,747)

Net decrease	(10,685,091)	($98,885,444)	(3,649,551)	($28,364,311)

High Income Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	817,004	$6,961,463	1,112,260	$8,563,942
Distributions reinvested	4,024,493	33,212,344	7,798,025	58,474,637
Repurchased	(22,807,494)	(194,612,484)	(8,690,057)	(62,251,901)

Net increase (decrease)	(17,965,997)	($154,438,677)	220,228	$4,786,678

High Yield Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	30,919,424	$290,121,682	3,270,706	$28,220,902
Distributions reinvested	1,335,377	12,135,482	852,521	7,242,355
Repurchased	(4,613,788)	(42,312,327)	(2,265,092)	(19,547,007)
Net increase	27,641,013	$259,944,837	1,858,135	$15,916,250

Class NAV shares
Sold	1,740,540	$15,490,267	5,542,770	$47,184,167
Distributions reinvested	6,877,366	61,627,078	11,829,059	99,722,018
Repurchased	(48,002,733)	(433,444,206)	(27,279,969)	(233,183,372)
Net decrease	(39,384,827)	($356,326,861)	(9,908,140)	($86,277,187)

Net decrease	(11,743,814)	($96,382,024)	(8,050,005)	($70,360,937)

Index 500 Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	66,513,988	$638,369,744	47,283,287	$385,075,004
Distributions reinvested	3,395,452	31,475,841	4,538,617	37,125,883
Repurchased	(19,288,295)	(171,596,075)	(62,524,928)	(503,842,114)

Net increase (decrease)	50,621,145	$498,249,510	(10,703,024)	($81,641,227)

460

FUND SHARE TRANSACTIONS, CONTINUED

International Equity Index Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	7,782,722	$137,379,852	8,001,037	$128,103,035
Distributions reinvested	569,529	9,972,458	771,722	12,540,484
Repurchased	(4,120,796)	(73,625,962)	(4,968,341)	(77,869,117)

Net increase	4,231,455	$73,726,348	3,804,418	$62,774,402

International Growth Stock Fund	Period ended 8/31/11[1]
	Shares	Amount

Class NAV shares
Sold	26,573,408	$284,245,393
Distributions reinvested	16,072	173,733
Repurchased	(389,657)	(4,271,134)

Net increase	26,199,823	$280,147,992

1 Period from 9-16-10 (inception date) to 8-31-11.

International Opportunities Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	387,187	$5,346,020	5,615,330	$72,477,245
Distributions reinvested	153,928	2,151,913	68,840	872,208
Repurchased	(1,451,889)	(19,935,350)	(1,243,711)	(15,159,564)
Net increase (decrease)	(910,774)	($12,437,417)	4,440,459	$58,189,889

Class NAV shares
Sold	3,051,634	$42,659,446	10,655,584	$129,348,432
Distributions reinvested	1,069,166	14,979,019	578,408	7,340,000
Repurchased	(22,678,499)	(308,020,190)	(10,052,901)	(121,517,377)
Net increase (decrease)	(18,557,699)	($250,381,725)	1,181,091	$15,171,055

Net increase (decrease)	(19,468,473)	($262,819,142)	5,621,550	$73,360,944

International Small Cap Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	832,929	$12,945,180	1,822,643	$24,671,513
Distributions reinvested	78,553	1,254,483	163,218	2,141,419
Repurchased	(1,910,607)	(30,746,526)	(2,360,372)	(30,897,122)
Net decrease	(999,125)	($16,546,863)	(374,511)	($4,084,190)

Class NAV shares
Sold	1,989,392	$30,575,170	2,515,791	$33,526,767
Distributions reinvested	108,988	1,739,444	147,404	1,933,946
Repurchased	(961,316)	(15,731,844)	(1,270,399)	(16,428,868)
Net increase	1,137,064	$16,582,770	1,392,796	$19,031,845

Net increase	137,939	$35,907	1,018,285	$14,947,655

International Small Company Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	3,910,694	$31,324,692	5,259,819	$37,819,013
Distributions reinvested	406,072	3,439,425	700,152	5,041,096
Repurchased	(2,152,825)	(18,787,015)	(2,249,718)	(16,532,459)

Net increase	2,163,941	$15,977,102	3,710,253	$26,327,650

International Value Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	532,478	$8,007,508	575,671	$7,863,287
Distributions reinvested	330,562	4,779,922	426,249	5,831,083
Repurchased	(2,703,317)	(39,782,306)	(3,049,137)	(40,496,384)
Net decrease	(1,840,277)	($26,994,876)	(2,047,217)	($26,802,014)

Class NAV shares
Sold	5,802,451	$84,795,574	12,251,180	$158,468,437
Distributions reinvested	1,128,108	16,267,321	1,276,486	17,411,266
Repurchased	(12,244,068)	(177,655,528)	(8,009,072)	(105,698,950)
Net increase (decrease)	(5,313,509)	($76,592,633)	5,518,594	$70,180,753

Net increase (decrease)	(7,153,786)	($103,587,509)	3,471,377	$43,378,739

461

FUND SHARE TRANSACTIONS, CONTINUED

Investment Quality Bond Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	885,489	$11,057,572	1,677,052	$20,307,983
Distributions reinvested	209,482	2,564,925	277,878	3,317,158
Repurchased	(1,590,865)	(19,568,036)	(1,046,024)	(12,567,761)
Net increase (decrease)	(495,894)	($5,945,539)	908,906	$11,057,380

Class NAV shares
Sold	10,002,392	$124,483,480	11,251,067	$139,201,920
Distributions reinvested	1,092,195	13,345,283	539,830	6,436,446
Repurchased	(1,414,867)	(17,551,441)	(1,321,650)	(15,806,656)
Net increase	9,679,720	$120,277,322	10,469,247	$129,831,710

Net increase	9,183,826	$114,331,783	11,378,153	$140,889,090

Large Cap Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	621,500	$8,052,870	2,069,496	$23,508,535
Distributions reinvested	27,347	354,970	26,932	310,523
Repurchased	(753,171)	(9,745,652)	(591,928)	(6,752,814)
Net increase (decrease)	(104,324)	($1,337,812)	1,504,500	$17,066,244

Class NAV shares
Sold	507,891	$6,810,312	1,403,395	$15,904,559
Distributions reinvested	176,794	2,294,785	158,386	1,826,185
Repurchased	(2,686,198)	(36,084,137)	(401,888)	(4,628,361)
Net increase (decrease)	(2,001,513)	($26,979,040)	1,159,893	$13,102,383

Net increase (decrease)	(2,105,837)	($28,316,852)	2,664,393	$30,168,627

Lifecycle 2050 Portfolio	Period ended 8/31/11[1]
	Shares	Amount

Class 1 shares
Sold	729,666	$6,844,410
Repurchased	(9,897)	(96,647)

Net increase	719,769	$6,747,763

1 Period from 4-29-11 (inception date) to 8-31-11.

Mid Cap Growth Index Fund	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	3,604,935	$43,996,016	4,507	$42,994
Distributions reinvested	135	1,545	—	—
Repurchased	(400,457)	(4,742,130)	—	—
Net increase	3,204,613	$39,255,431	4,507	$42,994

Class NAV shares
Sold	597,164	$6,568,691	6,881,168	$68,207,432
Distributions reinvested	10,553	120,519	—	—
Repurchased	(1,233,701)	(14,222,654)	(1,411,421)	(12,849,644)
Net increase (decrease)	(625,984)	($7,533,444)	5,469,747	$55,357,788

Net increase	2,578,629	$31,721,987	5,474,254	$55,400,782

1 Period from 4-30-10 (inception date) to 8-31-10.

Mid Cap Index Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	9,469,747	$197,776,996	1,249,747	$19,546,521
Distributions reinvested	492,572	9,683,974	360,120	5,711,496
Repurchased	(3,136,146)	(58,647,643)	(18,452,349)	(318,623,141)

Net increase (decrease)	6,826,173	$148,813,327	(16,842,482)	($293,365,124)

Mid Cap Stock Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	2,448,791	$43,578,803	1,337,709	$19,294,821
Repurchased	(2,813,876)	(49,347,307)	(2,263,458)	(31,435,588)
Net decrease	(365,085)	($5,768,504)	(925,749)	($12,140,767)

Class NAV shares
Sold	2,729,260	$46,705,250	3,398,093	$47,091,040
Distributions reinvested	—	—	6,194	86,849
Repurchased	(9,261,871)	(169,431,571)	(1,981,156)	(27,935,374)
Net increase (decrease)	(6,532,611)	($122,726,321)	1,423,131	$19,242,515

Net increase (decrease)	(6,897,696)	($128,494,825)	497,382	$7,101,748

462

FUND SHARE TRANSACTIONS, CONTINUED

Mid Cap Value Equity Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	1,165,842	$10,879,807	1,148,371	$9,223,549
Distributions reinvested	107,520	1,067,672	220,083	1,771,675
Repurchased	(5,728,993)	(58,163,869)	(4,455,506)	(36,279,538)

Net decrease	(4,455,631)	($46,216,390)	(3,087,052)	($25,284,314)

Mid Cap Value Index Fund	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	3,279,135	$36,228,548	6,874	$63,799
Distributions reinvested	1,159	12,014	—	—
Repurchased	(334,933)	(3,539,287)	—	—
Net increase	2,945,361	$32,701,275	6,874	$63,799

Class NAV shares
Sold	701,510	$7,052,123	6,942,610	$68,748,698
Distributions reinvested	60,911	631,652	—	—
Repurchased	(919,623)	(9,759,506)	(1,381,950)	(12,425,489)
Net increase (decrease)	(157,202)	($2,075,731)	5,560,660	$56,323,209

Net increase	2,788,159	$30,625,544	5,567,534	$56,387,008

1 Period from 4-30-10 (inception date) to 8-31-10.

Mid Value Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	2,536,413	$36,217,395	6,440,166	$87,615,419
Distributions reinvested	2,591,006	37,750,955	752,102	10,251,149
Repurchased	(6,948,813)	(105,323,707)	(1,187,573)	(16,301,594)

Net increase (decrease)	(1,821,394)	($31,355,357)	6,004,695	$81,564,974

Mutual Shares Fund	Period ended 8/31/11[1]
	Shares	Amount

Class NAV shares
Sold	43,817,610	$458,347,421
Distributions reinvested	26,894	291,533
Repurchased	(464,545)	(4,999,913)

Net increase	43,379,959	$453,639,041

1 Period from 9-16-10 (inception date) to 8-31-11.

Optimized Value Fund	Year ended 8/31/11		Year ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class A shares
Sold	—	—	3,228	$32,482
Repurchased	—	—	(34,101)	(349,927)
Net increase (decrease)	—	—	(30,873)	($317,445)

Class B shares
Repurchased	—	—	(10,009)	(103,713)
Net increase (decrease)	—	—	(10,009)	($103,713)

Class C shares
Sold	—	—	150	$1,521
Repurchased	—	—	(1,813)	(18,777)
Net increase (decrease)	—	—	(1,663)	($17,256)

Class I shares
Sold	—	—	696	$7,000
Repurchased	—	—	(1,385)	(14,488)
Net increase (decrease)	—	—	(689)	($7,488)

Class 1 shares
Sold	496,624	$5,986,499	248,562	$2,636,307
Distributions reinvested	27,980	326,811	90,944	939,448
Repurchased	(914,990)	(10,715,560)	(1,060,196)	(10,767,479)
Net decrease	(390,386)	($4,402,250)	(720,690)	($7,191,724)

Class NAV shares
Sold	5,190,210	$63,156,089	1,660,726	$16,804,164
Distributions reinvested	203,023	2,371,311	508,325	5,250,993
Repurchased	(25,767,804)	(265,172,371)	(342,158)	(3,497,796)
Net increase (decrease)	(20,374,571)	($199,644,971)	1,826,893	$18,557,361

Net increase (decrease)	(20,764,957)	($204,047,221)	1,062,969	$10,919,735

1 Class A, B, C and I shares were terminated on 12-11-09.

463

FUND SHARE TRANSACTIONS, CONTINUED

Real Estate Equity Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	5,243,132	$40,790,882	13,443,299	$86,939,103
Distributions reinvested	522,275	3,995,406	973,205	5,771,107
Repurchased	(27,523,566)	(235,544,125)	(9,504,703)	(59,510,360)

Net increase (decrease)	(21,758,159)	($190,757,837)	4,911,801	$33,199,850

Real Estate Securities Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	5,113,215	$67,979,857	24,309,563	$231,798,363
Distributions reinvested	550,116	6,909,456	372,470	3,702,351
Repurchased	(3,560,257)	(46,949,472)	(2,793,338)	(28,609,663)

Net increase	2,103,074	$27,939,841	21,888,695	$206,891,051

Real Return Bond Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	2,606,465	$33,714,384	2,760,560	$34,758,569
Distributions reinvested	636,600	7,973,574	201,709	2,516,836
Repurchased	(1,261,198)	(16,084,510)	(686,591)	(8,622,587)
Net increase	1,981,867	$25,603,448	2,275,678	$28,652,818

Class NAV shares
Sold	5,724,805	$71,854,432	18,053,013	$222,172,446
Distributions reinvested	5,196,836	64,499,015	3,371,162	41,589,642
Repurchased	(47,269,509)	(607,797,402)	(33,232,176)	(421,774,813)
Net decrease	(36,347,868)	($471,443,955)	(11,808,001)	($158,012,725)

Net decrease	(34,366,001)	($445,840,507)	(9,532,323)	($129,359,907)

Retirement 2010 Portfolio	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	6,719,994	$70,273,630	2,680	$26,800
Distributions reinvested	4,895	49,738	—	—
Repurchased	(1,907,551)	(20,011,313)	—	—

Net increase	4,817,338	$50,312,055	2,680	$26,800

1 Period from 4-30-10 (inception date) to 8-31-10.

Retirement 2015 Portfolio	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	7,081,439	$74,812,605	2,681	$26,800
Distributions reinvested	7,058	72,197	—	—
Repurchased	(531,189)	(5,603,171)	—	—

Net increase	6,557,308	$69,281,631	2,681	$26,800

1 Period from 4-30-10 (inception date) to 8-31-10.

Retirement 2020 Portfolio	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	10,275,766	$109,250,358	2,683	$26,800
Distributions reinvested	7,967	81,983	—	—
Repurchased	(373,482)	(3,936,914)	—	—

Net increase	9,910,251	$105,395,427	2,683	$26,800

1 Period from 4-30-10 (inception date) to 8-31-10.

Retirement 2025 Portfolio	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	12,275,882	$130,787,651	2,685	$26,800
Distributions reinvested	12,725	131,706	—	—
Repurchased	(512,927)	(5,442,978)	—	—

Net increase	11,775,680	$125,476,379	2,685	$26,800

1 Period from 4-30-10 (inception date) to 8-31-10.

Retirement 2030 Portfolio	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	9,069,567	$97,041,459	2,686	$26,800
Distributions reinvested	8,185	85,040	—	—
Repurchased	(253,430)	(2,750,286)	—	—

Net increase	8,824,322	$94,376,213	2,686	$26,800

1 Period from 4-30-10 (inception date) to 8-31-10.

464

FUND SHARE TRANSACTIONS, CONTINUED

Retirement 2035 Portfolio	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	7,523,021	$80,496,939	2,686	$26,800
Distributions reinvested	6,663	69,359	—	—
Repurchased	(273,624)	(2,936,775)	—	—

Net increase	7,256,060	$77,629,523	2,686	$26,800

1 Period from 4-30-10 (inception date) to 8-31-10.

Retirement 2040 Portfolio	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	4,982,264	$53,326,746	2,687	$26,800
Distributions reinvested	3,072	32,013	—	—
Repurchased	(165,379)	(1,791,988)	—	—

Net increase	4,819,957	$51,566,771	2,687	$26,800

1 Period from 4-30-10 (inception date) to 8-31-10.

Retirement 2045 Portfolio	Year ended 8/31/11		Period ended 8/31/10[1]
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	4,336,101	$46,612,629	2,687	$26,800
Distributions reinvested	2,470	25,762	—	—
Repurchased	(73,289)	(758,879)	—	—

Net increase	4,265,282	$45,879,512	2,687	$26,800

1 Period from 4-30-10 (inception date) to 8-31-10.

Retirement 2050 Portfolio	Period ended 8/31/11[1]
	Shares	Amount

Class 1 shares
Sold	1,158,738	$10,963,973
Repurchased	(364)	(3,113)

Net increase	1,158,374	$10,960,860

1 Period from 4-30-10 (inception date) to 8-31-10.

Short Term Government Income Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	1,356,332	$13,674,136	12,207,638	$122,786,545
Distributions reinvested	413,674	4,151,991	146,434	1,482,450
Repurchased	(1,276,600)	(13,050,760)	(1,525,666)	(15,601,789)

Net increase	493,406	$4,775,367	10,828,406	$108,667,206

Small Cap Growth Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	1,613,984	$16,993,202	4,259,213	$39,480,154
Distributions reinvested	1,622,571	16,923,419	—	—
Repurchased	(5,008,460)	(56,611,362)	(2,088,002)	(18,927,780)
Net increase (decrease)	(1,771,905)	($22,694,741)	2,171,211	$20,552,374

Small Cap Index Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	2,163,929	$28,571,007	2,380,696	$24,939,436
Distributions reinvested	63,105	850,661	134,366	1,405,466
Repurchased	(1,844,332)	(24,803,258)	(5,892,615)	(64,131,523)

Net increase (decrease)	382,702	$4,618,410	(3,377,553)	($37,786,621)

Small Cap Opportunities Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	696,285	$14,962,703	671,775	$12,169,760
Distributions reinvested	—	—	4,374	70,639
Repurchased	(758,828)	(15,876,986)	(692,030)	(11,543,177)
Net increase (decrease)	(62,543)	($914,283)	(15,881)	$697,222

Class NAV shares
Sold	286,207	$6,283,498	3,459,335	$57,765,699
Distributions reinvested	—	—	7,199	115,688
Repurchased	(2,121,606)	(46,221,153)	(478,479)	(8,321,601)
Net increase (decrease)	(1,835,399)	($39,937,655)	2,988,055	$49,559,786

Net increase (decrease)	(1,897,942)	($40,851,938)	2,972,174	$50,257,008

465

FUND SHARE TRANSACTIONS, CONTINUED

Small Cap Value Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	584,227	$9,481,583	3,713,348	$52,320,763
Distributions reinvested	427,231	7,092,034	115,572	1,552,137
Repurchased	(1,164,580)	(19,480,580)	(631,669)	(9,046,002)

Net increase (decrease)	(153,122)	($2,906,963)	3,197,251	$44,826,898

Small Company Growth Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	430,500	$5,775,400	1,324,622	$13,572,170
Distributions reinvested	—	—	12,825	132,484
Repurchased	(3,094,520)	(43,783,006)	(3,110,507)	(33,540,494)

Net decrease	(2,664,020)	($38,007,606)	(1,773,060)	($19,835,840)

Small Company Value Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	395,229	$10,012,371	459,760	$9,838,663
Distributions reinvested	23,983	620,915	44,345	926,808
Repurchased	(630,448)	(15,964,970)	(809,881)	(17,174,743)
Net decrease	(211,236)	($5,331,684)	(305,776)	($6,409,272)

Class NAV shares
Sold	983,186	$25,012,813	1,691,923	$34,629,477
Distributions reinvested	62,508	1,616,452	128,190	2,675,344
Repurchased	(4,493,797)	(117,884,071)	(2,698,885)	(58,475,837)
Net decrease	(3,448,103)	($91,254,806)	(878,772)	($21,171,016)

Net decrease	(3,659,339)	($96,586,490)	(1,184,548)	($27,580,288)

Smaller Company Growth Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	274,008	$3,223,874	1,251,549	$13,866,706
Distributions reinvested	2,563,832	29,330,242	—	—
Repurchased	(3,247,921)	(39,720,554)	(5,861,028)	(67,019,955)

Net decrease	(410,081)	($7,166,438)	(4,609,479)	($53,153,249)

Spectrum Income Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	16,217,167	$173,610,676	14,692,075	$151,650,440
Distributions reinvested	4,563,877	48,463,287	4,120,205	42,165,410
Repurchased	(7,334,383)	(79,188,318)	(29,450,678)	(303,038,091)

Net increase (decrease)	13,446,661	$142,885,645	(10,638,398)	($109,222,241)

Total Bond Market Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	30,398,162	$315,964,700	17,993,502	$186,885,462
Distributions reinvested	2,191,047	22,554,684	2,711,879	27,901,965
Repurchased	(43,039,558)	(445,660,021)	(14,722,834)	(154,355,066)

Net increase (decrease)	(10,450,349)	($107,140,637)	5,982,547	$60,432,361

Total Return Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	3,895,812	$56,122,810	8,022,224	$114,999,649
Distributions reinvested	2,154,293	30,160,110	819,087	11,467,647
Repurchased	(3,523,116)	(50,100,828)	(2,303,923)	(32,568,600)
Net increase	2,526,989	$36,182,092	6,537,388	$93,898,696

Class NAV shares
Sold	31,231,690	$442,493,425	23,055,618	$325,594,051
Distributions reinvested	11,931,660	166,341,143	5,420,130	75,618,590
Repurchased	(28,785,603)	(405,001,909)	(16,991,998)	(244,793,902)
Net increase	14,377,747	$203,832,659	11,483,750	$156,418,739

Net increase	16,904,736	$240,014,751	18,021,138	$250,317,435

U.S. Equity Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	3,878,406	$38,139,505	12,751,552	$110,244,293
Distributions reinvested	1,329,997	12,874,368	1,385,592	12,428,759
Repurchased	(7,185,707)	(70,686,594)	(10,922,924)	(94,546,532)

Net increase (decrease)	(1,977,304)	($19,672,721)	3,214,220	$28,126,520

466

FUND SHARE TRANSACTIONS, CONTINUED

U.S. High Yield Bond Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class 1 shares
Sold	1,863,890	$23,958,522	1,718,779	$21,262,692
Distributions reinvested	364,125	4,622,296	279,102	3,412,154
Repurchased	(987,063)	(12,674,121)	(784,931)	(9,691,933)
Net increase	1,240,952	$15,906,697	1,212,950	$14,982,913

Class NAV shares
Sold	1,164,540	$14,828,004	6,519,258	$80,022,145
Distributions reinvested	3,525,623	44,697,150	4,901,882	59,831,871
Repurchased	(23,194,202)	(296,659,249)	(19,491,464)	(239,406,186)
Net decrease	(18,504,039)	($237,134,095)	(8,070,324)	($99,552,170)

Net decrease	(17,263,087)	($221,227,398)	(6,857,374)	($84,569,257)

Value Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	1,285,480	$12,349,733	2,819,953	$25,142,502
Distributions reinvested	1,181,914	11,653,671	114,186	976,292
Repurchased	(2,293,072)	(23,494,324)	(1,740,900)	(15,140,486)

Net increase	174,322	$509,080	1,193,239	$10,978,308

Value & Restructuring Fund	Year ended 8/31/11		Year ended 8/31/10
	Shares	Amount	Shares	Amount

Class NAV shares
Sold	3,336,118	$39,110,496	7,975,317	$75,279,121
Distributions reinvested	714,044	8,175,799	752,057	7,347,600
Repurchased	(24,162,243)	(280,274,521)	(12,811,196)	(122,808,824)

Net decrease	(20,112,081)	($232,988,226)	(4,083,822)	($40,182,103)

Affiliates of the Trust owned shares of beneficial interest of the following Funds on August 31, 2011:

Fund	Class	% by Class

Emerging Markets Debt Fund	A	100%
Emerging Markets Debt Fund	I	100%
Global Agribusiness Fund	A	100%
Global Agribusiness Fund	I	100%
Global Infrastructure Fund	A	100%
Global Infrastructure Fund	I	100%
Lifecycle 2050 Portfolio	1	—[1]
Retirement 2050 Portfolio	1	—[1]

1 Less than 1%

7. PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended August 31, 2011. In addition, purchases and sales of U.S. Treasury obligations are aggregated below for the year ended August 31, 2011.

	PURCHASES		SALES AND MATURITIES
FUND	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS

Active Bond Fund	$682,049,230	$884,439,986	$648,677,033	$594,424,068
All Cap Core Fund	—	1,217,247,974	—	1,221,257,882
All Cap Value Fund	—	551,897,992	—	329,490,533
Alpha Opportunities Fund	—	2,460,713,737	—	2,250,051,547
Blue Chip Growth Fund	—	946,655,540	—	918,006,796
Capital Appreciation Fund	—	1,229,635,631	—	1,223,050,537
Capital Appreciation Value Fund	—	562,608,660	—	144,558,329
Core Bond Fund	1,452,160,700	2,018,157,167	1,466,735,447	2,070,701,490
Core Diversified Growth & Income Portfolio	—	7,650,680	—	3,904,051
Core Fundamental Holdings Portfolio	—	3,831,045	—	4,443,501
Core Global Diversification Portfolio	—	9,585,852	—	5,141,167
Emerging Markets Debt Fund	488,411	19,035,654	892,943	17,927,846
Equity-Income Fund	—	519,926,602	—	228,106,257
Fundamental Value Fund	—	280,235,291	—	294,732,981
Global Agribusiness Fund	—	1,716,599	—	1,705,601
Global Bond Fund	210,958,982	1,034,338,412	271,116,951	974,220,350
Global Infrastructure Fund	—	1,891,869	—	1,850,662
Global Real Estate Fund	—	542,492,031	—	551,168,675
Heritage Fund	—	232,464,925	—	333,398,683
High Income Fund	—	256,426,051	—	413,405,758
High Yield Fund	4,280,955	930,803,989	4,306,823	1,026,394,415
Index 500 Fund	—	547,640,654	—	115,371,664
International Equity Index Fund	—	107,504,224	—	37,133,520

467

PURCHASE AND SALE OF SECURITIES, CONTINUED

	PURCHASES		SALES AND MATURITIES
FUND	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS

International Growth Stock Fund	—	$310,483,272	—	$47,135,473
International Opportunities Fund	—	771,494,109	—	1,059,730,473
International Small Cap Fund	—	104,456,562	—	86,618,261
International Small Company Fund	—	42,669,864	—	28,188,118
International Value Fund	—	358,608,342	—	436,698,611
Investment Quality Bond Fund	$185,206,074	173,487,506	$139,601,296	154,931,114
Large Cap Fund	—	197,923,700	—	223,950,488
Lifecycle 2050 Portfolio	—	6,849,277	—	101,153
Mid Cap Growth Index Fund	—	72,306,846	—	41,659,803
Mid Cap Index Fund	—	199,358,957	—	78,014,364
Mid Cap Stock Fund	—	1,154,900,088	—	1,285,466,529
Mid Cap Value Equity Fund	—	106,325,371	—	154,515,782
Mid Cap Value Index Fund	—	61,881,764	—	29,224,651
Mid Value Fund	—	218,896,295	—	274,466,362
Mutual Shares Fund	—	529,457,815	—	108,125,143
Optimized Value Fund	—	625,639,593	—	826,664,650
Real Estate Equity Fund	—	59,636,637	—	249,121,054
Real Estate Securities Fund	—	425,405,536	—	396,629,944
Real Return Bond Fund	4,119,923,583	371,260,258	4,577,823,727	491,281,782
Retirement 2010 Portfolio	—	70,840,779	—	20,018,892
Retirement 2015 Portfolio	—	75,338,811	—	5,615,175
Retirement 2020 Portfolio	—	109,863,617	—	3,992,988
Retirement 2025 Portfolio	—	131,358,393	—	5,513,799
Retirement 2030 Portfolio	—	97,329,829	—	2,762,148
Retirement 2035 Portfolio	—	80,681,304	—	2,939,477
Retirement 2040 Portfolio	—	53,418,174	—	1,793,200
Retirement 2045 Portfolio	—	46,699,213	—	760,291
Retirement 2050 Portfolio	—	10,963,697	—	3,142
Short Term Government Income Fund	20,938,645	122,829,581	17,030,440	121,428,971
Small Cap Growth Fund	—	255,148,945	—	290,969,881
Small Cap Index Fund	—	21,521,000	—	20,264,058
Small Cap Opportunities Fund	—	64,430,143	—	105,764,444
Small Cap Value Fund	—	24,350,459	—	31,370,495
Small Company Growth Fund	—	61,555,577	—	100,522,213
Small Company Value Fund	—	51,145,952	—	147,049,915
Smaller Company Growth Fund	—	117,345,253	—	154,693,902
Spectrum Income Fund	95,204,645	729,083,492	85,939,315	610,900,222
Total Bond Market Fund	163,466,244	38,512,548	161,714,188	168,949,384
Total Return Fund	6,598,318,977	2,447,891,684	6,866,782,055	1,974,291,358
U.S. Equity Fund	—	749,884,232	—	753,649,454
U.S. High Yield Bond Fund	—	316,954,705	—	503,682,517
Value Fund	—	70,049,527	—	80,146,733
Value & Restructuring Fund	—	162,100,408	—	394,278,287

8. INVESTMENT BY AFFILIATED FUNDS Certain investors in the Funds are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended August 31, 2011, the following Funds had an affiliate ownership concentration of 5% or more of their net assets:

FUND		FUND

Active Bond Fund	96.4%	Index 500 Fund	100.0%
All Cap Core Fund	100.0%	International Equity Index Fund	100.0%
All Cap Value Fund	85.5%	International Growth Stock Fund	100.0%
Alpha Opportunities Fund	100.0%	International Opportunities Fund	87.6%
Blue Chip Growth Fund	79.4%	International Small Cap Fund	60.3%
Capital Appreciation Fund	71.1%	International Small Company Fund	100.0%
Capital Appreciation Value Fund	99.9%	International Value Fund	69.3%
Core Bond Fund	97.5%	Investment Quality Bond Fund	84.0%
Equity-Income Fund	83.4%	Large Cap Fund	84.7%
Fundamental Value Fund	94.9%	Mid Cap Growth Index Fund	60.2%
Global Bond Fund	89.7%	Mid Cap Index Fund	100.0%
Global Real Estate Fund	99.8%	Mid Cap Stock Fund	60.5%
Heritage Fund	99.9%	Mid Cap Value Equity Fund	100.0%
High Income Fund	98.9%	Mid Cap Value Index Fund	64.7%
High Yield Fund	63.5%	Mid Value Fund	100.0%

468

INVESTMENT BY AFFILIATED FUNDS, CONTINUED

FUND		FUND

Mutual Shares Fund	100.0%	Small Company Value Fund	66.0%
Optimized Value Fund	64.3%	Smaller Company Growth Fund	100.0%
Real Estate Equity Fund	100.0%	Spectrum Income Fund	100.0%
Real Return Bond Fund	81.2%	Total Bond Market Fund	100.0%
Short Term Government Income Fund	100.0%	Total Return Fund	67.1%
Small Cap Growth Fund	100.0%	U.S. Equity Fund	100.0%
Small Cap Index Fund	100.0%	U.S. High Yield Bond Fund	87.2%
Small Cap Opportunities Fund	62.0%	Value & Restructuring Fund	100.0%
Small Cap Value Fund	100.0%	Value Fund	100.0%
Small Company Growth Fund	100.0%

9. INVESTMENTS IN AFFILIATED UNDERLYING FUNDS Core Diversified Growth & Income Portfolio, Core Fundamental Holdings Portfolio, Core Global Diversification Portfolio, Lifecycle 2050 Portfolio and the Retirement Portfolios invest primarily in affiliated underlying funds that are managed by the Adviser and affili-ates. The Funds do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Funds’ investment may represent a significant portion of each underlying Fund’s net assets. For the year ended August 31, 2011, the following Funds held 5% or more of an underlying Fund’s net assets:

		PERCENTAGE OF
		UNDERLYING FUND’S
FUND	AFFILIATED CLASS NAV	NET ASSETS

Retirement 2010 Portfolio	Total Bond Market Fund	11.7%
Retirement 2015 Portfolio	Total Bond Market Fund	13.2%
Retirement 2020 Portfolio	Total Bond Market Fund	14.4%
Retirement 2025 Portfolio	Total Bond Market Fund	11.3%
Retirement 2030 Portfolio	Total Bond Market Fund	6.1%

10. DIRECT PLACEMENT SECURITIES The Funds may hold direct placement securities which are restricted as to resale and the Funds have limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at August 31, 2011.

						Value as a
				Beginning	Ending	percentage
		Acquisition	Acquisition	share	share	of Fund’s	Value as
Fund	Issuer, Description	date	cost	amount	amount	net assets	of 8-31-11

Blue Chip Growth Fund	Facebook, Inc., Class A	8/12/2011	$2,727,209	—	87,559	0.12%	$2,727,209
	Bought : 87,559 Shares
	Facebook, Inc., Class B	4/6/2011	$9,807,459	—	392,206	0.52%	$12,216,080
	Bought : 392,206 Shares
High Income Fund	Dominion Petroleum Acquisitions	9/19/07	$838,461	948,612	1,054,742	0.22%	$769,962
	Bought : 106,130 Shares
	Talmer Bank & Trust Company	4/30/10	$1,675,002	279,167	279,167	0.55%	$1,889,607
	(formerly First Michigan Bank)
	Bought : none

11. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended August 31, 2011, is set forth below:

		Beginning	Ending	Realized	Dividend	Value as
Fund	Affiliate	share amount	share amount	gain (loss)	income	of 8-31-11

High Income Fund	Greektown Superholdings, Inc.
	Bought: none Sold: none	7,894	7,894	—	—	$588,103
	Greektown Superholdings, Inc., Series A
	Bought: 14,250 shares Sold: none	154,240	168,490	—	—	$12,552,505
	Greektown Superholdings, Inc. 13.0%, 07/01/2015
	Bought: 14,804,000 par Sold: 12,750,000 par	—	2,054,000	$2,080,895	—	$2,120,755

12. FUND REORGANIZATION AND LIQUIDATION The Board of Trustees has approved an Agreement and Plan of Reorganization providing for the merger of John Hancock Funds III U.S. Core Fund into U.S. Equity Fund. A shareholders’ meeting has been scheduled for October 26, 2011 to approve the merger. The merger is scheduled to occur immediately after the close of business on Friday October 28, 2011, subject to regulatory and shareholder approval.

On September 23, 2011, the Board of Trustees of Optimized Value Fund voted to terminate and liquidate the Fund on or about November 4, 2011.

13. OTHER MATTER On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds as constructively fraudulent conveyances under the U.S. Bankruptcy Code.

469

OTHER MATTER, CONTINUED

The potential amounts sought to be recovered from the Equity-Income Fund and the Spectrum Income Fund are approximately $11,971,400 and $2,091,000, respectively, representing the proceeds that the Funds received in the leveraged buy-out, plus interest and the Official Committee’s attorneys’ fees and expenses. The Funds cannot predict the outcome of this proceeding. The Funds are currently assessing the case and have not yet determined the effect, if any, on the Funds’ net assets and results of operations. If the proceeding were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have an adverse effect on each Fund’s net asset value.

470

John Hancock Funds II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (identified in Note 5) which are part of John Hancock Funds II (the “Trust”) at August 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2011

471

John Hancock Funds II

Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds, if any, paid during their taxable year ended August 31, 2011.

LONG TERM CAPITAL GAINS The Funds below have designated the following amounts as capital gain dividends paid during the year.

Fund	Capital Gains

All Cap Value Fund	$3,668,904
Alpha Opportunities Fund	27,814,560
Core Bond Fund	1,829,219
Global Agribusiness Fund	86,480
Global Infrastructure Fund	49,729
Heritage Fund	3,790,944
Mid Cap Growth Index Fund	9,489
Mid Cap Index Fund	6,185,882
Mid Value Fund	8,855,709
Real Return Bond Fund	13,799,285
Short Term Government Income Fund	16,058
Small Cap Growth Fund	9,461,118
Small Cap Value Fund	2,212,402
Smaller Company Growth Fund	23,654,415
Total Bond Market Fund	3,430,126
Total Return Fund	12,609,351
Value Fund	639,106

DIVIDEND RECEIVED DEDUCTION With respect to the ordinary dividends paid by the Funds for the fiscal year ended August 31, 2011, the Funds designated the maximum amount allowable for the corporate dividends-received deduction.

FOREIGN TAX CREDITS As of August 31, 2011, the Funds below have designated the following amounts as foreign tax credits, which represent taxes paid on income derived from foreign sources.

Fund	Foreign Sourced Income	Foreign Tax Credit

Global Infrastructure Fund	$87,543	$9,250
Global Real Estate Fund	9,204,586	771,188
International Growth Stock Fund	5,231,625	359,769
International Equity Index Fund	11,301,760	760,970
International Opportunities Fund	11,969,082	1,141,546
International Small Cap Fund	7,726,887	524,251
International Small Company Fund	5,052,576	321,047
International Value Fund	27,991,941	1,716,774

QUALIFIED DIVIDEND INCOME The Funds hereby designate the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. These amounts will be reflected on Form 1099-DIV for the calendar year 2011.

472

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements and the Sub-subadvisory Agreements (collectively, the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report.

At in-person meetings on May 26-27, 2011 and with respect to certain of the Funds on June 22-24, 2011, respectively, the Board, including all the Independent Trustees, approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Sub-Advisers to the Funds;

2. the investment performance of the Funds and their Sub-Advisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Sub-Advisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory and Subadvisory Agreements

At in-person meetings on May 26-27, 2011 and June 22-24, 2011, respectively, the Board, including all the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third-party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Sub-Advisers regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Sub-Advisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’ compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Trustees also took into account their knowledge of JHIMS’s management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’ oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b) considered JHIMS’ compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’ administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized the Adviser’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

473

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2)–(a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’ analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and the Funds’ respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers.

3)–(a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

(4)–(a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Sub-Advisers are affiliates of the Adviser;

(e) John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

(5)–reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Sub-Advisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

474

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Sub-Advisory Agreements, the Board reviewed:

(1) information relating to each subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board received information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also considered the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Sub-Advisers.

The Board also compared the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board also received information with respect to any Material Relationships with respect to the unaffiliated Sub-Advisers, which include arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Sub-Advisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Sub-Adviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Sub-Adviser has generally been in line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are competitive and within the range of industry norms, are paid by JHIMS out of its advisory fees it receives from the Fund (in the case of each Sub-Subadvisory agreement, that the Sub-Subadvisory fee would be paid by the Sub-Adviser out of the Subadvisory fee) and would not be an expense of the Fund, and, with respect to each Sub-Adviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Sub-Adviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, the Trustees reviewed the subadvisory fees to be paid to the Sub-Advisers for the Funds of Funds and concluded that the subadvisory fees to be paid to the Sub-Advisers with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

***

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Sub-Advisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

475

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Retirement 2010	Benchmark Index – The Fund	Subadvisory fees: Limited peer	The Board noted that the Fund
	has limited performance history.	group.	recently commenced operations
(John Hancock Asset Management)			and has a limited performance
	Morningstar Category – The	Net management fees for this	history.
	Fund has limited performance	Fund are lower than the peer
	history.	group median.	The Board noted that the Fund is
subject to a voluntary fee waiver
		Total expenses for this Fund are	that reduces certain expenses of
		slightly lower than the peer	the Fund.
group median.

Retirement 2015	Benchmark Index – The Fund	Subadvisory fees: Limited peer	The Board noted that the Fund
	has limited performance history.	group.	recently commenced operations
(John Hancock Asset Management)			and has a limited performance
	Morningstar Category – The	Net management fees for this	history.
	Fund has limited performance	Fund are lower than the peer
	history.	group median.	The Board noted that the Fund is
subject to a voluntary fee waiver
		Total expenses for this Fund are	that reduces certain expenses of
		slightly lower than the peer	the Fund.
group median.

Retirement 2020	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	has limited performance history.	are lower than the peer group	recently commenced operations
(John Hancock Asset Management)		median.	and has a limited performance
	Morningstar Category – The		history.
	Fund has limited performance	Net management fees for this
	history.	Fund are lower than the peer	The Board noted that the Fund is
		group median.	subject to a voluntary fee waiver
that reduces certain expenses of
		Total expenses for this Fund are	the Fund.
modestly lower than the peer
group median.

Retirement 2025	Benchmark Index – The Fund	Subadvisory fees: Limited peer	The Board noted that the Fund
	has limited performance history.	group.	recently commenced operations
(John Hancock Asset Management)			and has a limited performance
	Morningstar Category – The	Net management fees for this	history.
	Fund has limited performance	Fund are lower than the peer
	history.	group median.	The Board noted that the Fund is
subject to a voluntary fee waiver
		Total expenses for this Fund are	that reduces certain expenses of
		modestly lower than the peer	the Fund.
group median.

Retirement 2030	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	has limited performance history.	are lower than the peer group	recently commenced operations
(John Hancock Asset Management)		median.	and has a limited performance
	Morningstar Category – The		history.
	Fund has limited performance	Net management fees for this
	history.	Fund are lower than the peer	The Board noted that the Fund is
		group median.	subject to a voluntary fee waiver
that reduces certain expenses of
		Total expenses for this Fund are	the Fund.
modestly lower than the peer
group median.

476

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Retirement 2035	Benchmark Index – The Fund	Subadvisory fees: Limited peer	The Board noted that the Fund
	has limited performance history.	group.	recently commenced operations
(John Hancock Asset Management)			and has a limited performance
	Morningstar Category – The	Net management fees for this	history.
	Fund has limited performance	Fund are lower than the peer
	history.	group median.	The Board noted that the Fund is
subject to a voluntary fee waiver
		Total expenses for this Fund are	that reduces certain expenses of
		modestly lower than the peer	the Fund.
group median.

Retirement 2040	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	has limited performance history.	are lower than the peer group	recently commenced operations
(John Hancock Asset Management)		median.	and has a limited performance
	Morningstar Category – The		history.
	Fund has limited performance	Net management fees for this
	history.	Fund are lower than the peer	The Board noted that the Fund is
		group median.	subject to a voluntary fee waiver
that reduces certain expenses of
		Total expenses for this Fund are	the Fund.
modestly lower than the peer
group median.

Retirement 2045	Benchmark Index – The Fund	Subadvisory fees: Limited peer	The Board noted that the Fund
	has limited performance history.	group.	recently commenced operations
(John Hancock Asset Management)			and has a limited performance
	Morningstar Category – The	Net management fees for this	history.
	Fund has limited performance	Fund are lower than the peer
	history.	group median.	The Board noted that the Fund is
subject to a voluntary fee waiver
		Total expenses for this Fund are	that reduces certain expenses of
		slightly lower than the peer	the Fund.
group median.

477

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Blue Chip Growth	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	modestly outperformed for the	are modestly higher than the	management’s discussion of the
(T. Rowe Price Associates, Inc.)	one-year period, and	peer group median.	Fund’s expenses, including the
	outperformed for the three-year,		advisory/subadvisory fee
	and five-year periods.	Net management fees for this	structure.
Fund are modestly higher than
	Morningstar Category – The	the peer group median.
Fund slightly outperformed for
	the one-year period and	Total expenses for this Fund are
	outperformed for the three-year,	slightly higher than the peer
	and five-year periods.	group median.

Core Diversified Growth & Income	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	slightly underperformed for the	are lower than the peer group	commenced operations on
(John Hancock Asset Management)	one-year period.	median.	June 30, 2008.

	Morningstar Category – The	Net management fees for this	The Board took into account
	Fund slightly underperformed	Fund are lower than the peer	management’s discussion of the
	for the one-year period.	group median.	Fund’s performance. The Board
noted that although the Fund
		Total expenses for this Fund are	has underperformed its
		lower than the peer group	benchmark and peer group
		median.	during the one-year period, the
Fund has a limited performance
history.

Core Fundamental Holdings	Benchmark Index – The Fund	Subadvisory fees – Limited peer	The Board noted that the Fund
	slightly underperformed for the	group.	commenced operations on
(John Hancock Asset Management)	one-year period.		May 1, 2009.
Net management fees for this
	Morningstar Category – The	Fund are lower than the peer	The Board took into account
	Fund modestly underperformed	group median.	management’s discussion of the
	for the one-year period.		Fund’s performance. The Board
		Total expenses for this Fund are	noted that although the Fund
		lower than the peer group	underperformed its benchmark
		median.	and peer group during the one
year period, the Fund has a
limited performance history.

Core Global Diversification	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	slightly underperformed for the	are lower than the peer group	commenced operations on
(John Hancock Asset Management)	one-year period.	median.	May 1, 2009.

	Morningstar Category – The	Net management fees for this	The Board took into account
	Fund slightly underperformed	Fund are lower than the peer	management’s discussion of the
	for the one-year period.	group median.	Fund’s performance. The Board
noted that although the Fund
		Total expenses for this Fund are	underperformed its benchmark
		lower than the peer group	and peer group during the one
		median.	year period, the Fund has a
limited performance history.

478

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Emerging Markets Debt	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	outperformed for the one-year	are lower than the peer group	commenced operations on
(John Hancock Asset Management)	period.	median.	January 4, 2010 and has a
limited performance history.
	Morningstar Category – The	Net management fees for this
	Fund outperformed for the	Fund are lower than the peer	The Board took into account
	one-year period.	group median.	management’s discussion of the
Fund’s expenses, including the
		Total expenses for this Fund are	advisory/subadvisory fee
		slightly higher than the peer	structure.
group median.

Equity-Income	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are slightly higher than the peer	management’s discussion of the
(T. Rowe Price Associates, Inc.)	one-year period, and	group median.	Fund’s expenses, including the
	outperformed for the three-year,		advisory/subadvisory fee
	and five-year periods.	Net management fees for this	structure.
Fund are higher than the peer
	Morningstar Category – The	group median.
Fund slightly outperformed for
	the one-year period and	Total expenses for this Fund are
	outperformed for the three-year,	modestly higher than the peer
	and five-year periods.	group median.

Global Bond	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	outperformed for the one-year	are equal to the peer group	management’s discussion of the
(Pacific Investment Management	period, slightly outperformed for	median.	Fund’s performance, including
Company)	the three-year period and slightly		the factors that contributed to its
	underperformed for the five-year	Net management fees for this	performance relative to the peer
	period.	Fund are slightly higher than the	group. The Board took into
		peer group median.	account management’s discussion
	Morningstar Category – The		of the Fund’s expenses, including
	Fund outperformed for the	Total expenses for this Fund are	the advisory/subadvisory fee
	one-year period, modestly	slightly higher than the peer	structure.
	underperformed for the three-	group median.
year period and slightly
outperformed for the five-year
period.

High Income	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are lower than the peer group	management’s discussion of the
(John Hancock Asset Management)	one-year period and slightly	median.	Fund’s performance, noting that
	outperformed for the three-year		the Fund had underperformed in
	period.	Net management fees for this	2007 and 2008 but that it had
		Fund are equal to the peer group	improved since that period. The
	Morningstar Category – The	median.	Board also noted the impact of
	Fund slightly outperformed for		market conditions on the
	the one-year period and	Total expenses for this Fund are	subadviser’s investment style. The
	outperformed for the three-year	slightly lower than the peer	Board requested that
	period.	group median.	management continue to closely
monitor the Fund.

479

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Mid Value	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	underperformed for the one-year	are higher than the peer group	commenced operations on
(T. Rowe Price Associates, Inc.)	period.	median.	December 31, 2008.

	Morningstar Category – The	Net management fees for this	The Board also took into account
	Fund underperformed for the	Fund are higher than the peer	management’s discussion of the
	one-year period.	group median.	Fund’s performance. The Board
noted that although the Fund
		Total expenses for this Fund are	has underperformed its
		modestly higher than the peer	benchmark and peer group
		group median.	during the one-year period, the
Fund has a limited performance
history. The Board also noted
that the longer term performance
record of a fund managed by the
portfolio manager in a style
similar to the Fund was
favorable.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

Real Estate Equity	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are slightly lower than the peer	management’s discussion of the
(T. Rowe Price Associates, Inc.)	one-year period and	group median.	Fund’s performance, and the
	underperformed for the three-		factors that contributed to its
	year period.	Net management fees for this	performance relative to the peer
		Fund are slightly lower than the	group. The Board also noted that
	Morningstar Category – The	peer group median.	the performance record of a fund
	Fund slightly outperformed for		managed by the portfolio
	the one-year period and	Total expenses for this Fund are	manager in a style similar to the
	underperformed for the three-	slightly lower than the peer	Fund was favorable over the
	year period.	group median.	longer term.

Real Return Bond	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	modestly outperformed for the	are slightly lower than the peer	management’s discussion of the
(Pacific Investment Management	one-year period and	group median.	Fund’s expenses, including the
Company LLC)	outperformed for the three-year		advisory/subadvisory fee
	period.	Net management fees for this	structure.
Fund are higher than the peer
	Morningstar Category – The	group median.
Fund outperformed for the
	one-year period and	Total expenses for this Fund are
	outperformed for the three-year	higher than the peer group
	period.	median.

Small Company Value	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly outperformed for the	are higher than the peer group	management’s discussion of the
(T. Rowe Price Associates, Inc.)	one-year period, modestly	median.	Fund’s performance, including
	outperformed for the three-year		over the more recent period
	period and outperformed for the	Net management fees for this	relative to the peer group. The
	five-year period.	Fund are moderately higher than	Board took into account
		the peer group median.	management’s discussion of the
	Morningstar Category – The		Fund’s expenses, including the
	Fund modestly underperformed	Total expenses for this Fund are	advisory/subadvisory fee
	for the one-year period, slightly	slightly higher than the peer	structure.
	outperformed for the three-year	group median.
period and outperformed for the
five-year period.

480

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Spectrum Income	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	outperformed for the one and	are equal to the peer group	management’s discussion of the
(T. Rowe Price Associates, Inc.)	three-year periods, and modestly	median.	Fund’s performance, including
	outperformed for the five-year		over the more recent period
	period.	Net management fees for this	relative to the peer group. The
		Fund are higher than the peer	Board took into account
	Morningstar Category – The	group median.	management’s discussion of the
	Fund slightly underperformed		Fund’s expenses, including the
	for the one-year period, modestly	Total expenses for this Fund are	advisory/subadvisory fee
	underperformed for the three-	modestly higher than the peer	structure.
	year period, and slightly	group median.
outperformed for the five-year
period.

Total Return	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	outperformed for the one-year,	are equal to the peer group	management’s discussion of the
(Pacific Investment Management	three-year, and fiver year periods.	median.	Fund’s expenses, including the
Company)			advisory/subadvisory fee
	Morningstar Category – The	Net management fees for this	structure.
	Fund slightly outperformed for	Fund are higher than the peer
	the one-year period and	group median.
outperformed for the three-year
	and five-year periods.	Total expenses for this Fund are
higher than the peer group
median.

481

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Active Bond	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	outperformed for the one- and	are modestly lower than the peer	management’s discussion of the
(Declaration Management &	three-year periods. The Fund	group median	Fund’s expenses, including the
Research, LLC)	also modestly outperformed for		advisory/subadvisory fee
	the five-year period.	Net management fees for this	structure.
(John Hancock Asset Management)		Fund are modestly higher than
	Morningstar Category – The	the peer group median.	The Board noted the Fund’s
	Fund outperformed for the one-,		favorable performance relative to
	three- and five-year periods.	Total expenses for this Fund are	the benchmark and peer group.
slightly higher than the peer
group median.

All Cap Core	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	modestly underperformed for the	are slightly lower than the peer	management’s discussion of the
(QS Investors, LLC)	one-year period, and	group median.	factors that contributed to the
	underperformed for the three-		Fund’s performance, including
	year period.	Net management fees for this	the subadviser’s quantitative
		Fund are slightly higher than the	investment style and current
	Morningstar Category – The	peer group median.	market conditions, as well as the
	Fund slightly outperformed for		Fund’s overall performance
	the one-year period, and	Total expenses for this Fund are	record since the current
	modestly underperformed for the	slightly lower than the peer	subadviser began managing the
	three-year period.	group median.	Fund in November 2002. The
Board also noted the Fund’s
more recent improved
performance.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

Capital Appreciation	Benchmark Index – The Fund	Subadvisory fees for this Trust	The Board took into account
	underperformed for the one-year	are equal to the peer group	management’s discussion of the
(Jennison Associates, LLC)	period, slightly outperformed for	median.	Fund’s performance, including its
	the three-year period, and		three-year performance relative
	underperformed for the five-year	Net management fees for this	to its peers and benchmark.
	period.	Fund are slightly higher than the
		peer group median.	The Board also took into account
	Morningstar Category – The		management’s discussion of the
	Fund modestly underperformed	Total expenses for this Fund are	Fund’s expenses, including the
	for the one-year period,	slightly higher than the peer	advisory/subadvisory fee
	outperformed for the three-year	group median.	structure.
period, and slightly
outperformed for the five-year
period.

482

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Core Bond	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly outperformed for the	are modestly lower than the peer	management’s discussion of the
(Wells Capital Management, Inc.)	one-year period, modestly	group median.	Fund’s performance.
outperformed for the three-year
	period, and slightly	Net management fees for this	The Board took into account
	outperformed for the five-year	Fund are modestly higher than	management’s discussion of the
	period.	the peer group median.	Fund’s expenses, including the
advisory/subadvisory fee
	Morningstar Category – The	Total expenses for this Fund are	structure.
	Fund slightly underperformed	slightly higher than the peer
	for the one-year period, modestly	group median.	The Board also noted that the
	outperformed for the three-year		Fund’s total expenses have
	period, and modestly		decreased over the past years.
outperformed for the five-year
period.

Global Agribusiness	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are equal to the peer group	management’s discussion of the
(John Hancock Asset Management)	one-year period.	median.	peer group and also noted the
impact of the size of the Fund
	Morningstar Category – The	Net management fees for this	on expenses. The Board noted
	Fund slightly outperformed for	Fund are lower than the peer	that management was currently
	the one-year period.	group median.	waiving management fees and
reimbursing certain expenses.
Total expenses for this Fund are
		slightly lower than the peer	The Board noted that the Fund
		group median.	commenced operations on
January 2, 2009, and has a
limited performance history. The
Board noted the improvement in
performance relative to the peer
group over the last year.

Global Infrastructure	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	outperformed for the one-year	are higher than the peer group	commenced operations on
(John Hancock Asset Management)	period.	median.	January 2, 2009, and has a
limited performance history. The
	Morningstar Category – The	Net management fees for this	Board also noted the Fund’s
	Fund slightly underperformed	Fund are lower than the peer	strong performance compared to
	for the one-year period.	group median.	the benchmark over the one-year
period.
Total expenses for this Fund are
		modestly higher than the peer	The Board took into account
		group median.	management’s discussion of the
Fund’s expenses, including the
peer group and also noted the
impact of the size of the Fund
on expenses. The Board noted
that management was currently
waiving management fees and
reimbursing certain expenses.

483

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Global Real Estate	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are slightly higher than the peer	management’s discussion of the
(Deutsche Investment Management	one-year period, and	group median.	Fund’s performance, including
Americas, Inc.)	outperformed for the three-year		the impact of market conditions.
	period.	Net management fees for this
		Fund are slightly higher than the	The Board took into account
	Morningstar Category – The	peer group median.	management’s discussion of the
	Fund slightly underperformed		Fund’s expenses, including the
	for the one-year period, and	Total expenses for this Fund are	advisory/subadvisory fee
	outperformed for the three-year	slightly higher than the peer	structure. The Board noted that
	period.	group median.	the advisory and subadvisory
fees had been reduced effective
September 24, 2010.

High Yield	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly outperformed for the	are lower than the peer group	management’s discussion of the
(Western Asset Management	one-year period, slightly	median.	Fund’s performance relative to its
Company)	outperformed for the three-year		benchmark, noting strong
	period and slightly	Net management fees for this	performance over time relative to
	underperformed for the five-year	Fund are equal to the peer group	its peer group.
	period.	median.

	Morningstar Category – The	Total expenses for this Fund are
	Fund modestly outperformed for	slightly lower than the peer
	the one-year period,	group median.
outperformed for the three-year
period and outperformed for the
five-year period.

Index 500	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are lower than the peer group	management’s discussion of the
(John Hancock Asset Management)	one-year period and	median.	Fund’s performance relative to its
	underperformed for the three-		benchmark, noting that
	year period.	Net management fees for this	performance of the Fund is
		Fund are higher than the peer	within the dispersion guidelines
	Morningstar Category – The	group median.	gross of fees over all available
	Fund slightly outperformed for		time periods.
	the one-year period, and slightly	Total expenses for this Fund are
	underperformed for the three-	higher than the peer group	The Board also noted the
	year period.	median.	relatively small range among
performance returns within the
Fund’s peer group.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/sub-advisory fee
structure.

484

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

International Equity Index	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are slightly lower than the peer	management’s discussion of the
(SSgA Funds Management, Inc.)	one-year period, underperformed	group median.	Fund’s performance relative to its
	for the three-year period, and		benchmark, noting that
	slightly underperformed for the	Net management fees for this	performance of the Fund is
	five-year period.	Fund are higher than the peer	within the expected dispersion
		group median.	guidelines gross of fees over all
	Morningstar Category – The		available time periods.
	Fund slightly outperformed for	Total expenses for this Fund are
	the one-year period,	slightly higher than the peer	The Board also noted the strong
	outperformed for the three-year	group median.	performance relative to its peer
	period, and outperformed for the		group over the trailing three- and
	five-year period.		five-year periods. The Board took
into account management’s
discussion of the Fund’s
expenses, including the advisory/
subadvisory fee structure.

International Opportunities	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	outperformed for the one-year	are equal to the peer group	management’s discussion of the
(Marsico Capital Management, LLC)	period, underperformed for the	median.	factors that contributed to the
	three-year period, and slightly		Fund’s performance, including
	outperformed for the five-year	Net management fees for this	the subadviser’s investment style.
	period.	Fund are equal to the peer group	The Board also noted the Fund’s
		median.	more recent improved
	Morningstar Category -The Fund		performance relative to its
	slightly underperformed for the	Total expenses for this Fund are	benchmark as well as the
	one-year period and	slightly lower than the peer	continued close monitoring of
	underperformed for the three-	group median.	the Fund’s performance.
and five-year periods.
The Board also took into account
the longer-term performance
history of the subadviser’s retail
fund.

Mid Cap Index	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are lower than the peer group	management’s discussion of the
(John Hancock Asset Management)	one- and three-year periods.	median.	Fund’s performance relative to its
benchmark, noting that
	Morningstar Category – The	Net management fees for this	performance is within expected
	Fund modestly outperformed for	Fund are higher than the peer	dispersion guidelines gross of
	the one-year period and	group median.	fees over all time periods.
outperformed for the three-year
	period.	Total expenses for this Fund are	The Board took into account
		higher than the peer group	management’s discussion of the
		median.	Fund’s expenses, including the
advisory/sub-advisory fee
structure.

485

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Mid Cap Growth Index	The Fund commenced operations	Subadvisory fees for this Fund	The Board noted that the Fund
	on April 29, 2010. Performance	are equal to the peer group	commenced operations on
(SSgA Funds Management, Inc.)	of the Fund since inception is	median.	April 29, 2010, and has a limited
	within dispersion guidelines on a		performance history.
	gross of fee basis.	Net management fees for this
		Fund are higher than the peer	The Board noted that
		group median.	performance of the Fund is
within the dispersion guidelines
		Total expenses for this Fund are	gross of fees since inception.
higher than the peer group
		median.	The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
schedule.

Mid Cap Value Index	The Fund commenced operations	Subadvisory fees for this Fund	The Board noted that the Fund
	on April 29, 2010. Performance	are equal to the peer group	commenced operations on
(SSgA Funds Management, Inc.)	of the Fund since inception is	median.	April 29, 2010, and has a limited
	within dispersion guidelines on a		performance history.
	gross of fee basis.	Net management fees for this
		Fund are higher than the peer	The Board noted that
		group median.	performance is within the
dispersion guidelines gross of
		Total expenses for this Fund are	fees since inception.
higher than the peer group
		median.	The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure. The Board also noted
management’s discussion of the
peer group.

Optimized Value	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account the
	slightly outperformed for the	are modestly lower than the peer	change in the portfolio
(John Hancock Asset Management)	one-year period and	group median.	management team in January
	underperformed for the three-		2011 and the recent change in
	and five-year periods.	Net management fees for this	the investment process.
Fund are slightly lower than the
	Morningstar Category – The	peer group median.	The Board noted the strong
	Fund slightly outperformed for		performance of the Fund relative
	the one-year period and	Total expenses for this Fund are	to its benchmark and peer group
	underperformed for the three-	slightly lower than the peer	since the change in portfolio
	and five-year periods.	group median.	management.

The Board requested that
management continue to closely
monitor the Fund’s performance.

Real Estate Securities	Benchmark Index – The Fund	Subadvisory fees for this Fund
	modestly outperformed for the	are lower than the peer group
(Deutsche Investment Management	one-year period and	median.
Americas, Inc.)	outperformed for the three-and
	five-year periods.	Net management fees for this
Fund are modestly lower than
	Morningstar Category -The Fund	the peer group median.
modestly outperformed for the
	one-year period and	Total expenses for this Fund are
	outperformed for the three-and	modestly lower than the peer
	five-year periods.	group median

486

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Short Term Government Income	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	modestly underperformed for the	are lower than the peer group	commenced operations on
(John Hancock Asset Management)	one-year period.	median.	January 2, 2009, and has a
limited performance history.
	Morningstar Category – The	Net management fees for this
	Fund slightly outperformed for	Fund are slightly higher than	The Board also took into account
	the one-year period.	peer group median.	management’s discussion of the
Fund’s performance, including
		Total expenses for this Fund are	the favorable performance of the
		slightly higher than the peer	Fund for the one-year period
		group median.	relative to its peer group.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure and the relatively small
size of the peer group.

Small Cap Index	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are lower than the peer group	management’s discussion of the
(John Hancock Asset Management)	one-year period, slightly	median.	Fund’s performance relative to its
	underperformed for the three-		benchmark, noting that
	year period, and modestly	Net management fees for this	performance is within expected
	underperformed for the five-year	Fund are higher than the peer	dispersion guidelines gross of
	period.	group median.	fees over all available time
periods.
	Morningstar Category – The	Total expenses for this Fund are
	Fund slightly underperformed	modestly higher than the peer	The Board took into account
	for the one-year period, slightly	group median.	management’s discussion of the
	outperformed for the three-year		Fund’s expenses, including the
	period, and slightly under		advisory/subadvisory fee
	performed for the five-year		structure.
period.

Smaller Company Growth	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	modestly underperformed for the	are slightly higher than the peer	commenced operations on
(John Hancock Asset Management,	one-year period.	group median.	October 7, 2008, and has a
Frontier Capital Management			limited performance history. The
Company, LLC, Perimeter Capital	Morningstar Category – The	Net management fees for this	Board noted that the Fund’s
Management LLC)	Fund modestly underperformed	Fund are slightly higher than the	performance relative to its peer
	for the one-year period.	peer group median.	group and the benchmark was
acceptable given the Fund’s
		Total expenses for this Fund are	limited performance history.
slightly higher than the peer
		group median.	The Board took into account
management’s discussion of the
Trust’s expenses, including the
advisory/subadvisory fee
structure and the relatively small
size of the peer group.

487

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Total Bond Market	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are higher than the peer group	management’s discussion of the
(Declaration Management &	one-and three-year periods.	median.	Fund’s performance, relative to its
Research, LLC)			benchmark, noting that trailing
	Morningstar Category – The	Net management fees for this	performance is within expected
	Fund modestly underperformed	Fund are higher than the peer	dispersion guidelines gross of fees
	for the one-and three-year	group median.	over all available time periods.
periods.
		Total expenses for this Fund are	The Board took into account
		higher than the peer group	management’s discussion of the
		median.	Fund’s expenses, including the
advisory/subadvisory fee
structure and the relatively small
size of the peer group.

The Board also noted the
relatively small range among
performance returns within the
Fund’s peer group.

U.S. Equity	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	underperformed for the one-year	are slightly lower than the peer	management’s discussion of the
(formerly, U.S. Multi Sector)	period, slightly underperformed	group median.	factors that contributed to the
	for the three-year period, and		Fund’s more recent performance,
(Grantham, Mayo, Van Otterloo &	underperformed for the five-year	Net management fees for this	including the subadviser’s
Co. LLC)	period.	Fund are slightly higher than the	investment style and current
		peer group median.	market conditions.
Morningstar Category – The
	Fund underperformed for the	Total expenses for this Fund are	The Board also noted the longer-
	one-year period, outperformed	slightly lower than the peer	term performance history of the
	for the three-year period, and	group median.	subadviser’s comparably managed
	underperformed for the five-year		institutional fund.
period.
The Board also requested that
management continue to closely
monitor the Fund’s performance.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee structure.

The Board also approved a
reduction in the management fee
schedule effective June 14, 2011.
The Board also noted that it was
being proposed to merge the
John Hancock U.S. Core Fund
into the Fund.

U.S. High Yield Bond	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	modestly underperformed for the	are slightly lower than the peer	management’s discussion of the
(Wells Capital Management, Inc.)	one-, three-, and five-year	group median.	Fund’s performance. The Board
	periods.		noted the relative performance
Net management fees for this
	Morningstar Category – The	Fund are slightly higher than the	versus the Morningstar category
	Fund modestly underperformed	peer group median.	for the three- and five-year
	for the one-year period, and		periods.
	modestly outperformed for the	Total expenses for this Fund are
	three- and five-year periods.	equal to the peer group median.	The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee structure.

488

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

All Cap Value	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	outperformed for the one-year	are slightly higher than the peer	management’s discussion of the
(Lord, Abbett & Company LLC)	period, outperformed for the	group median.	Fund’s expenses, including the
	three-year period, and		advisory/subadvisory fee
	outperformed for the five-year	Net management fees for this	structure.
	period.	Fund are slightly higher than the
		peer group median.	The Board also noted a lower
	Morningstar Category – The		advisory fee structure was
	Fund outperformed for the	Total expenses for this Fund are	implemented in September 2010.
	one-year period, outperformed	slightly higher than the peer
	for the three-year period, and	group median.
outperformed for the five-year
period.

Alpha Opportunities	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	modestly outperformed for the	are higher than the peer group	commenced operations in
(Wellington Management	one-year period.	median.	October 2008. In reviewing the
Company, LLP)			Fund’s performance, the Board
	Morningstar Category – The	Net management fees for this	noted that although the Fund
	Fund outperformed for the	Fund are higher than the peer	has a limited performance
	one-year period.	group median.	history, it has outperformed the
benchmark index and peer group
		Total expenses for this Fund are	average since inception in
		higher than the peer group	October 2008.
median.
The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

The Board also noted that the
limited availability of sleeve
strategies resulted in higher
subadvisory fees. In addition, the
Board noted that the advisory
and subadvisory fees for the
Fund had been reduced effective
May 3, 2010.

489

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Fundamental Value	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	modestly underperformed for the	are equal to the peer group	management’s discussion of the
(Davis Selected Advisors, L.P.)	one-year period, underperformed	median.	factors that contributed to the
	for the three-year period,		Fund’s performance, including
	underperformed for the five-year	Net management fees for this	the subadviser’s investment style
	period.	Fund are higher than the peer	and market conditions.
group median.
	Morningstar Category – The		The Board also noted that
	Fund slightly underperformed	Total expenses for this Fund are	performance for the 3-year and
	for the one-year period,	higher than the peer group	5-year periods was negatively
	underperformed for the three-	median.	impacted by relative
	year period, and modestly		underperformance in 2008. In
	underperformed for the five-year		addition, the Board noted that
	period.		the margin of underperformance
for the 5-year period is narrow
versus the peer group.

The Board also noted the
favorable longer-term
performance of the comparably
managed retail fund.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

Heritage	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly outperformed for the	are equal to the peer group	management’s discussion of the
(formerly, Vista)	one-year period, underperformed	median.	Fund’s performance and noted
	for the three-year period, and		the Fund’s strong performance
(American Century Investment	underperformed for the five-year	Net management fees for this	since its change in investment
Management, Inc.)	period.	Fund are slightly higher than the	style and portfolio managers in
		peer group median.	May 2010.
Morningstar Category – The
	Fund modestly outperformed for	Total expenses for this Fund are	The Board took into account
	the one-year period,	slightly higher than the peer	management’s discussion of the
	underperformed for the three-	group median.	Fund’s expenses, including the
	year period, and underperformed		advisory/subadvisory fee
	for the five-year period.		structure.

The Board also noted a reduction
in the advisory and subadvisory
fees effective May 3, 2010.

International Small Cap	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are slightly higher than the peer	management’s discussion of the
(Franklin Templeton (Franklin	one-year period, slightly	group median.	Fund’s performance relative to its
Advisers & Templeton Global	underperformed for the three-		benchmark. The Board also took
Advisors))	year period, and modestly	Net management fees for this	into account management’s
	underperformed for the five-year	Fund are slightly higher than the	discussion of the Fund’s strong
	period.	peer group median.	performance relative to the peer
group.
	Morningstar Category – The	Total expenses for this Fund are
	Fund slightly outperformed for	slightly lower than the peer	The Board took into account
	the one-year period,	group median.	management’s discussion of the
	outperformed for the three-year		Fund’s expenses, including the
	period, and outperformed for the		advisory/subadvisory fee
	five-year period.		structure

490

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

International Small Company	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly outperformed for the	are equal to the peer group	management’s discussion of the
(Dimensional Fund Advisors, LP)	one-year period and modestly	median.	factors that contributed to the
	underperformed for the three-		Fund’s performance, including
	year period.	Net management fees for this	the subadviser’s investment style
		Fund are slightly higher than the	and current market conditions.
	Morningstar Category – The	peer group median.
	Fund slightly outperformed for		The Board also noted the longer-
	the one-year period and	Total expenses for this Fund are	term performance history of the
	modestly underperformed for the	equal to the peer group median.	subadviser’s comparable mutual
	three-year period.		fund.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

The Board also noted that a fee
reduction had been implemented
in June 2010 that lowered the
Fund’s advisory and subadvisory
fees.

International Value	Benchmark Index – The Fund	Subadvisory fees for this Fund
	outperformed for the one-year	are slightly lower than the peer
(Franklin Templeton (Franklin	period, outperformed for the	group median.
Advisers & Templeton Global	three-year period, and
Advisors))	outperformed for the five-year	Net management fees for this
	period.	Fund are slightly lower than the
peer group median.
Morningstar Category – The
	Fund outperformed for the	Total expenses for this Fund are
	one-year period, outperformed	slightly lower than the peer
	for the three-year period, and	group median.
outperformed for the five-year
period.

Investment Quality Bond	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are lower than the peer group	management’s discussion of the
(Wellington Management Company,	one-year period, slightly	median.	Fund’s performance, noting the
LLP)	outperformed for the three-year		Fund slightly outperformed its
	period, and slightly	Net management fees for this	peer group for the five-year
	underperformed for the five-year	Fund are modestly higher than	period.
	period.	the peer group median.
The Board took into account
	Morningstar Category – The	Total expenses for this Fund are	management’s discussion of the
	Fund modestly underperformed	slightly higher than the peer	Fund’s expenses, including the
	for the one-year period, slightly	group median.	advisory/subadvisory fee
	underperformed for the three-		structure.
year period, and slightly
outperformed for the five-year
period.

491

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Large Cap	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	underperformed for the one-year	are modestly lower than the peer	management’s discussion of the
(UBS Global Asset Management)	period, underperformed for the	group median.	Fund’s performance.
three-year period, and
	underperformed for the five-year	Net management fees for this	The Board also noted the longer-
	period.	Fund are slightly higher than the	term performance history of the
		peer group median.	comparable mutual fund after
	Morningstar Category – The		which the Fund is modeled,
	Fund modestly underperformed	Total expenses for this Fund are	noting that it has outperformed
	for the one-year period,	equal to the peer group median.	its peer group average over the
	underperformed for the three-		ten-year period.
year period, and underperformed
	for the five-year period.		The Board requested that
management continue to closely
monitor the Fund’s performance.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory and subadvisory fee
structures.

Mid Cap Stock	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly outperformed for the	are equal to the peer group	management’s discussion of the
(Wellington Management	one-year period, underperformed	median.	Fund’s performance, noting that
Company, LLP)	for the three-year period, and		performance for the three-year
	slightly outperformed for the	Net management fees for this	period was impacted by the
	five-year period.	Fund are slightly higher than the	Fund’s performance in 2009 and
		peer group median.	in the first quarter of 2010.
Morningstar Category – The
	Fund slightly outperformed for	Total expenses for this Fund are	The Board also noted the Fund’s
	the one-year period, modestly	slightly higher than the peer	more recent improved
	underperformed for the three-	group median.	performance, as well as the
	year period, and outperformed		Fund’s strong performance over
	for the five-year period.		the five-year period.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

Mid Cap Value Equity	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	underperformed for the one-year	are equal to the peer group	management’s discussion of the
(Columbia Management Investment	period and underperformed for	median.	Fund’s performance, noting that
Advisers, LLC)	the three-year period.		performance for the three-year
		Net management fees for this	period was impacted by 2008
	Morningstar Category – The	Fund are slightly higher than the	performance. The Board also
	Fund slightly outperformed for	peer group median.	noted that recent performance
	the one-year period and		has improved and the Fund
	underperformed for the three-	Total expenses for this Fund are	outperformed the peer group for
	year period.	slightly higher than the peer	the one-year period.
group median.
The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

492

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Small Cap Growth	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	slightly underperformed for the	are higher than the peer group	commenced operations in
(Wellington Management Company,	one-year period.	median.	September 2008. In reviewing
LLP)			the Fund’s performance, the
	Morningstar Category – The	Net management fees for this	Board noted that although the
	Fund slightly underperformed	Fund are modestly higher than	Fund has a limited performance
	for the one-year period.	the peer group median.	history, it has outperformed the
benchmark index since inception
		Total expenses for this Fund are	in September 2008.
modestly higher than the peer
		group median.	The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

Small Cap Opportunities	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board into account
	modestly outperformed for the	are equal to the peer group	management’s discussion of the
(Dimensional Fund Advisors, LP/	one-year period, underperformed	median.	Fund’s performance. The Board
Invesco Advisers Inc.)	for the three-year period, and		noted that the previous
	underperformed for the five-year	Net management fees for this	subadviser was replaced by two
	period.	Fund are slightly higher than the	new subadvisers in 2008 and
		peer group median.	that the Fund’s long-term
	Morningstar Category – The		performance reflects the
	Fund modestly outperformed for	Total expenses for this Fund are	performance of the previous
	the one-year period, modestly	slightly higher than the peer	subadviser.
	underperformed for the three-	group median.
	year period, and underperformed		The Board noted that
	for the five-year period.		performance since the change in
subadviser has been strong.

The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

Small Cap Value	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board noted that the Fund
	slightly underperformed for the	are slightly higher than the peer	commenced operations in
(Wellington Management	one-year period.	group median.	December 2008 and had a
Company, LLP)			limited performance history. The
	Morningstar Category – The	Net management fees for this	Board also noted that although
	Fund slightly underperformed	Fund are higher than the peer	the Fund has a limited
	for the one-year period.	group median.	performance history, it has
outperformed the benchmark
		Total expenses for this Fund are	index since inception.
higher than the peer group
		median.	The Board took into account
management’s discussion of the
Fund’s expenses, including the
advisory/subadvisory fee
structure.

493

John Hancock Funds II

Appendix A

PORTFOLIO	Performance of Trust,		Other
(SUBADVISER)	as of March 31, 2011	Fees and Expenses	Comments

Small Company Growth	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly outperformed for the	are higher than the peer group	management’s discussion of the
(Invesco Advisers, Inc.)	one-year period, slightly	median.	Fund’s expenses, including the
	underperformed for the three-		advisory/subadvisory fee
	year period, and outperformed	Net management fees for this	structure.
	for the five-year period.	Fund are modestly higher than
		the peer group median.	The Board also noted the lower
	Morningstar Category – The		re-negotiated subadvisory fees
	Fund slightly outperformed for	Total expenses for this Fund are	which took effect in June 2011.
	the one-year period, slightly	modestly higher than the peer
	outperformed for the three-year	group median.
period, and outperformed for the
five-year period.

Value	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	slightly underperformed for the	are lower than the peer group	management’s discussion of the
(Invesco Advisers, Inc.)	one-year period and slightly	median.	Fund’s performance relative to its
	underperformed for the three-		benchmark, noting the Fund had
	year period.	Net management fees for this	outperformed the peer group for
		Fund are slightly lower than the	the same periods.
	Morningstar Category – The	peer group median.
Fund slightly outperformed for
	the one-year period and slightly	Total expenses for this Fund are
	outperformed for the three-year	slightly lower than the peer
	period.	group median.

Value & Restructuring	Benchmark Index – The Fund	Subadvisory fees for this Fund	The Board took into account
	outperformed for the one-year	are modestly higher than the	management’s discussion of the
(Columbia Management Investment	period, slightly underperformed	peer group median.	Fund’s expenses, including the
Advisers, LLC)	for the three-year period, and		advisory/subadvisory fee
	modestly outperformed for the	Net management fees for this	structure.
	five-year period.	Fund are slightly higher than the
peer group median.
Morningstar Category – The
	Fund outperformed for the	Total expenses for this Fund are
	one-year period, outperformed	slightly higher than the peer
	for the three-year period, and	group median.
outperformed for the five-year
period.

494

John Hancock Funds II

Trustees and Officers Information

INDEPENDENT TRUSTEES

			Number of Funds in
		Principal Occupation(s) and	Fund Complex
Name (Birth Year)	Position(s) Held with Trust	other Directorships During Past 5 Years	Overseen

Charles L. Bardelis	Trustee	Director, Island Commuter Corp. (Marine Transport).	208
(1941)	(since 2005)	Trustee of John Hancock Variable Insurance Trust[1]
		(since 1988), John Hancock Funds II (since 2005)
		and former Trustee of John Hancock Funds III
		(2005-2006).

Peter S. Burgess	Trustee	Consultant (financial, accounting and auditing matters)	208
(1942)	(since 2005)	(since 1999); Certified Public Accountant. Partner,
		Arthur Andersen (independent public accounting firm)
		(prior to 1999).

		Director of the following publicly traded companies:
		Lincoln Educational Services Corporation (since
		2004), Symetra Financial Corporation (since 2010)
		and PMA Capital Corporation (2004-2010).

		Trustee of John Hancock Variable Insurance Trust
		(since 2005), John Hancock Funds II (since 2005),
		and former Trustee of John Hancock Funds III
		(2005-2006).

Grace K. Fey	Trustee	Chief Executive Officer, Grace Fey Advisors (since	208
(1946)	(since 2008)	2007); Director & Executive Vice President, Frontier
		Capital Management Company (1988-2007); Director,
		Fiduciary Trust (since 2009).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman	Trustee	Chief Executive Officer, T. Hoffman Associates, LLC	208
(1947)	(since 2008)	(since 2003); Director, The Todd Organization (since
		2003); President, Westport Resources Management
		(2006-2008); Partner/Operating Head & Senior
		Managing Director, Putnam Investments (2000-2003);
		Executive Vice President, Thomson Corp. (1997-2000)
		(financial information publishing).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan	Trustee	Associate Professor, The Graduate School of The	208
(1945)	(since 2005)	Wallace E. Carroll School of Management, Boston
		College (since 1984). Trustee of John Hancock
		Variable Insurance Trust (since 2005), John Hancock
		Funds II (since 2005) and Trustee of Phoenix Edge
		Series Funds (since 2008).

495

John Hancock Funds II

Trustees and Officers Information

			Number of Funds in
		Principal Occupation(s) and	Fund Complex
Name (Birth Year)	Position(s) Held with Trust	other Directorships During Past 5 Years	Overseen

James M. Oates	Trustee	Managing Director, Wydown Group (financial	208
(1946)	(since 2005)	consulting firm) (since 1994); Chairman, Emerson
		Investment Management, Inc. (since 2000); Chairman,
		Hudson Castle Group, Inc. (formerly IBEX Capital
		Markets, Inc.) (financial services company) (since
		1997) (Independent Chairman, 1997-2006).

		Director of the following publicly traded companies:
		Stifel Financial (since 1996); Investor Financial
		Services Corporation (1995-2007); and Connecticut
		River Bancorp (since 1998); Director of the following
		mutual funds: Phoenix Mutual Funds (1988-2008);
		Virtus Funds (since 2008); and Emerson Investment
		Management (since 2000).

		Chairman of the Boards of John Hancock Variable
		Insurance Trust and John Hancock Funds II
		(since 2005).

		Trustee of John Hancock Variable Insurance Trust
		(since 2004), John Hancock Funds II (since 2005)
		and former Trustee of John Hancock Funds III
		(2005-2006).

Steven M. Roberts	Trustee	Board of Governors Deputy Director Division of	208
(1944)	(since 2008)	Banking Supervision and Regulation, Federal Reserve
		System (2005-2008); Partner, KPMG (1987-2004).

		Trustee of John Hancock Variable Insurance Trust
		(since 2008) and John Hancock Funds II (since
		September 2008).

1 Prior to May 2, 2011, John Hancock Variable Insurance Trust was formerly known as John Hancock Trust.

NON-INDEPENDENT TRUSTEE1

Number of Funds in
		Principal Occupation(s) and	Fund Complex
Name (Birth Year)	Position(s) Held with Trust	other Directorships During Past 5 Years	Overseen

James R. Boyle[2]	Trustee	Senior Executive Vice President, John Hancock	208
(1959)	(since 2005)	Financial Services (since 1999, including prior
positions); Chairman and Director, John Hancock
Advisers, LLC, John Hancock Funds, LLC and John
Hancock Investment Management Services, LLC
(2005-2010).

Trustee of John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005) and
John Hancock retail funds (2005-2010).

1 Non-Independent Trustee holds positions with the Portfolios’ investment adviser, underwriter and certain other affiliates.

2 Mr. Boyle is an “interested person” (as defined in the 1940 Act) of the Trust due to his prior position with MFC (or its affiliates), the ultimate parent of the Adviser.

496

John Hancock Funds II

Trustees and Officers Information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name (Birth Year)	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years

Hugh McHaffie	President	Executive Vice President, John Hancock Financial Services (since
(1959)	(since 2009)	2006, including prior positions); Chairman and Director, John
Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2010); Non
Independent Trustee, John Hancock retail funds (since 2010);
President, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2009); Senior Vice President, Individual Business
Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler	Secretary and	Vice President, John Hancock Financial Services (since 2006);
(1955)	Chief Legal Officer	Secretary and Chief Legal Counsel, John Hancock Advisers, LLC,
	(since 2006)	John Hancock Investment Management Services, LLC and John
Hancock Funds, LLC (since 2007); Secretary and Chief Legal
Officer, John Hancock retail funds, John Hancock Funds II and John
Hancock Variable Insurance Trust (since 2006); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance
Company (1999-2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000-2006); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds
(2004-2006).

Francis V. Knox, Jr.	Chief Compliance	Vice President, John Hancock Financial Services (since 2005); Chief
(1947)	Officer (“CCO”)	Compliance Officer, John Hancock retail funds, John Hancock
	(since 2005)	Funds II, John Hancock Variable Insurance Trust, John Hancock
Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2005); Vice President and Chief Compliance Officer,
John Hancock Asset Management a division of Manulife Asset
Management (US) LLC (2005-2008).

Michael J. Leary	Treasurer	Assistant Vice President, John Hancock Financial Services (since
(1965)	(since 2009)	2007); Treasurer, John Hancock Funds II and John Hancock Variable
Insurance Trust (since 2009); Treasurer, John Hancock retail funds
(2009-2010); Vice President, John Hancock Advisers, LLC and John
Hancock Investment Management Services, LLC (since 2007);
Assistant Treasurer, John Hancock retail funds (2007-2009 and
2010), John Hancock Funds II and John Hancock Variable Insurance
Trust (2007-2009) and John Hancock Funds III (since 2009);
Vice President and Director of Fund Administration, JP Morgan
(2004-2007).

Charles A. Rizzo	Chief Financial Officer	Vice President, John Hancock Financial Services (since 2008); Senior
(1959)	(since 2007)	Vice President, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John
Hancock Variable Insurance Trust (since 2007); Assistant Treasurer,
Goldman Sachs Mutual Fund Complex (2005-2007); Vice President,
Goldman Sachs (2005-2007); Managing Director and Treasurer,
Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen	Chief Operating Officer	Senior Vice President, John Hancock Financial Services (since 2006);
(1955)	(since 2007)	Director, Executive Vice President and Chief Operating Officer, John
	Chief Financial Officer	Hancock Advisers, LLC, John Hancock Investment Management
	(2005 to 2007)	Services, LLC and John Hancock Funds, LLC (since 2005); Chief
Operating Officer, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2007); Chief Operating Officer, John
Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

497

John Hancock Funds II

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

498

Management of the Trust

Trustees
James M. Oates, Chairman
James R. Boyle†
Grace K. Fey
Charles L. Bardelis*
Peter S. Burgess*
Theron S. Hoffman
Hassell H. McClellan
Steven M. Roberts*
* Member of the Audit Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Michael J. Leary, Treasurer
Charles A. Rizzo, Chief Financial Officer
John G. Vrysen, Chief Operating Officer

Investment Adviser
John Hancock Investment Management Services, LLC
Boston, Massachusetts

601 Congress Street
Boston MA 02210-2805

JHF20A 8/10
10/10

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year August 31, 2011 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is an audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

2011:	$2,086,641
2010:	$2,114,006

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b) AUDIT RELATED FEES:

2011:	$128,316
2010:	$100,461

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c) TAX FEES:

2011:	$0
2010:	$216,327

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees for the year ended August 31, 2011 were $0 as the tax services were provided by a service provider other than the principal accountant. The tax services provided by the principal accountant for the year ended August 31, 2010 related to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d) ALL OTHER FEES:

2011:	$12,976
2010:	$22,892

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $1,529,590 for the fiscal year ended August 31, 2011, and $4,631,633 for the fiscal year ended August 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman
Charles L. Bardelis
Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Hugh McHaffie

Hugh McHaffie
President
Date: October 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie

Hugh McHaffie
President
Date: October 18, 2011

/s/ Charles A. Rizzo

Charles A. Rizzo
Chief Financial Officer
Date: October 18, 2011